UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-866-746-2602

Date of fiscal year end: March 31

Date of reporting period: September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—Equity-Related Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—Long Duration Strategy Funds

•	PIMCO Funds—Credit Bond Funds

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—PIMCO Real Return Fund

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2011

Asset Allocation Funds

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO RealRetirement® 2010 Fund

PIMCO RealRetirement® 2015 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2025 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2035 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2050 Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		34
Consolidated Statement of Assets and Liabilities		38
Statements of Operations		40
Consolidated Statement of Operations		42
Statements of Changes in Net Assets		43
Consolidated Statements of Changes in Net Assets		45
Statement of Cash Flow		46
Notes to Financial Statements		92
Glossary		114
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		115

FUND	Fund Summary	Schedule of Investments

PIMCO All Asset Fund	6	47
PIMCO All Asset All Authority Fund	7	48
PIMCO RealRetirement® 2010 Fund	8	49
PIMCO RealRetirement® 2015 Fund	9	53
PIMCO RealRetirement® 2020 Fund	10	56
PIMCO RealRetirement® 2025 Fund	11	60
PIMCO RealRetirement® 2030 Fund	12	64
PIMCO RealRetirement® 2035 Fund	13	68
PIMCO RealRetirement® 2040 Fund	14	72
PIMCO RealRetirement® 2050 Fund	15	76
PIMCO Global Multi-Asset Fund	16	80

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the six-month reporting period, a number of events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the U.S. Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. In fact, polarization in Washington is high, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Within Europe, mounting concern about debt restructurings in peripheral European countries, amplified by the potential default of Greece and contagion to the rest of the region and to the global banking sector, increased speculation of a possible breakup of the Eurozone. A number of European economies are suffering from a significant loss of competitiveness, high debt loads and negative demographics. And in the Middle East and North Africa, ongoing social unrest and political uncertainty have increased concern over stability in the region.

In sum, these events weighed heavily on global investor sentiment and are clear indicators of significant structural re-alignments—social, political and economic—taking place at once throughout the world. Governments worldwide will be required to work together in a coordinated effort to address these growing issues of economic power and decline. In this fluid market environment being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasury yields declined across the yield curve as prices rose during the reporting period due to the flight-to-quality brought on primarily by growing investor concern over the European sovereign debt crisis, a slowing global economy, and the downgrade of the U.S. credit rating by Standard & Poor’s in August. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25% and announced a new “Operation Twist” policy initiative, repeated from 1961, again designed to replace short-term debt with longer-term U.S. Treasuries to try to support the economy by reducing long-term interest rates. The Bank of England held its key lending rate at 0.50%, while the European Central Bank raised its main policy rate to 1.50% during the first part of the period in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 1.92% at the end of the reporting period, or 1.55% lower than on March 31, 2011. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.20% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns, as measured by the Barclays Capital U.S. TIPS Index, which returned 8.33%. The gains were driven by the rally in longer-term TIPS due to an investor flight-to-quality and slower global growth prospects amid heightened sovereign risk concerns in the U.S. and Europe. Shorter-maturity TIPS, however, sold-off given lower commodity prices in addition to upcoming negative inflation seasonality. Despite strong overall gains, TIPS underperformed their nominal U.S. Treasury counterparts as breakeven inflation levels, also a measure of market inflation expectations, narrowed dramatically for all maturities as the investor flight-to-quality bid favored nominal U.S. Treasury debt over TIPS. Also, investor inflation expectations softened as a direct result of slowing global economic growth.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasury securities amid the flight-to-quality and speculation regarding a widespread government induced refinancing program.

2	PIMCO ASSET ALLOCATION FUNDS

The Federal Reserve announced that it would continue to re-invest pay-downs (or the principal returned on a security to the investor) on its Agency MBS and Agency debt into Agency MBS, which helped support Agency MBS asset prices. Non-Agency MBS and commercial MBS also underperformed like-duration U.S. Treasury securities due to increased risk aversion and broad market volatility during the reporting period.

■

Municipal Bonds, including both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns but underperformed like-duration U.S. Treasury securities due to the flight-to-quality rally in U.S. Treasuries during the period. Municipal bond yields declined across the municipal yield curve as default worries eased and technical factors, such as low new issue supply, supported municipal bond prices. Demand for BABs (taxable municipal bonds) was strong as the securities provided attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasury securities due to general risk aversion and increased market volatility related to global factors. EM spread widening was larger in lower quality EM countries, which generally underperformed the broader EM external debt market. In EM local currency instruments, EM currencies depreciated against the U.S. dollar amid a flight to the U.S. dollar’s perceived better safety. The weakness in EM currencies also affected the performance of EM local currency denominated debt.

■

Equity markets worldwide generally posted negative returns due to increased risk aversion and heightened market volatility brought on by global macroeconomic events. U.S. equities, as measured by the S&P 500 Index, declined 13.78% and global equities, as represented by the MSCI World Index, declined 16.22%. Emerging market equities, as measured by the MSCI Emerging Markets Index, declined 23.45% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments, or our investment manager’s website at www.pimco.com, to learn more about our views and for expanded market commentary.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds November 15, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, underlying PIMCO Fund risk, interest rate risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

The PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Global Multi-Asset Funds (“PIMCO Fund of Funds”) may invest their respective assets in Underlying PIMCO Funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The PIMCO RealRetirement® Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each PIMCO RealRetirement® Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the PIMCO RealRetirement® Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The PIMCO RealRetirement® Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealRetirement® Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealRetirement® Fund’s name.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional

4	PIMCO ASSET ALLOCATION FUNDS

Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A,

Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	04/30/03	01/31/06
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	—	07/29/05	—
PIMCO RealRetirement® 2010 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2015 Fund	06/30/11	06/30/11	—	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2020 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2025 Fund	06/30/11	06/30/11	—	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2030 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2035 Fund	06/30/11	06/30/11	—	06/30/11	06/30/11	06/30/11	—	06/30/11	06/30/11
PIMCO RealRetirement® 2040 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO RealRetirement® 2050 Fund	03/31/08	03/31/08	—	06/30/08	03/31/08	03/31/08	—	07/31/08	07/31/08
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	—	10/29/08	10/29/08	—	10/29/08	10/29/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO advised Funds are distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, www.pimco.com/investments, (888) 87-PIMCO.

Semiannual Report	September 30, 2011	5

PIMCO All Asset Fund

Institutional Class - PAAIX Class P - PALPX Administrative Class - PAALX	Class A - PASAX Class B - PASBX Class C - PASCX
Class D - PASDX	Class R - PATRX

Cumulative Returns Through September 30, 2011

PIMCO Funds Allocation‡

PIMCO Income Fund	9.4%
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	8.2%
PIMCO Floating Income Fund	7.7%
PIMCO Real Return Asset Fund	7.3%
PIMCO Emerging Markets Currency Fund	6.5%
PIMCO High Yield Fund	5.9%
PIMCO Fundamental Advantage Total Return Strategy Fund	5.7%
PIMCO Investment Grade Corporate Bond Fund	5.0%
Other	44.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	-4.89%	-0.62%	5.18%	8.17%
PIMCO All Asset Fund Class P	-4.85%	-0.63%	5.11%	8.08%
PIMCO All Asset Fund Administrative Class	-5.01%	-0.85%	4.93%	7.91%
PIMCO All Asset Fund Class D	-5.00%	-0.91%	4.70%	7.59%
PIMCO All Asset Fund Class A	-5.07%	-1.06%	4.58%	7.52%
PIMCO All Asset Fund Class A (adjusted)	-8.63%	-4.77%	3.78%	7.08%
PIMCO All Asset Fund Class B	-5.48%	-1.89%	3.78%	6.82%
PIMCO All Asset Fund Class B (adjusted)	-8.73%	-5.11%	3.71%	6.82%
PIMCO All Asset Fund Class C	-5.44%	-1.83%	3.80%	6.72%
PIMCO All Asset Fund Class C (adjusted)	-6.37%	-2.75%	3.80%	6.72%
PIMCO All Asset Fund Class R	-5.29%	-1.43%	4.27%	7.21%
Barclays Capital U.S. TIPS: 1-10 Year Index	4.66%	7.19%	6.36%	6.09%
Consumer Price Index + 500 Basis Points	4.09%	9.17%	7.48%	7.78%
Lipper Flexible Portfolio Funds Average	-8.85%	0.32%	1.48%	5.76%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.965% for Institutional Class shares, 1.065% for Class P shares, 1.215% for Administrative Class shares, 1.365% for Class D shares, 1.465% for Class A shares, 2.215% for Class B shares, 2.215% for Class C shares, and 1.715% for Class R shares.

Portfolio Insights

»

The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds, as well as in funds of the PIMCO Equity Series).

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS™ Strategy Fund, detracted from returns as these Underlying PIMCO Funds posted negative returns for the reporting period.

»

Exposure to locally denominated emerging market bonds and emerging market currencies, through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from returns as these Underlying PIMCO Funds posted negative returns for the reporting period.

»

Modest exposure to equity strategies, primarily through the PIMCO EM Fundamental IndexPLUS® TR Strategy Fund, detracted from returns as this Underlying PIMCO Fund posted negative returns for the reporting period.

»	Holdings in high yield strategies, primarily through the PIMCO High Yield Fund, detracted from returns as this Underlying PIMCO Fund posted negative returns for the reporting period.

»

An allocation to long duration strategies (or sensitivity to changes in market interest rates), primarily through the PIMCO Long Duration Total Return Fund, PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

An allocation to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO All Asset All Authority Fund

Institutional Class - PAUIX	Class A - PAUAX
Class P - PAUPX	Class C - PAUCX
Class D - PAUDX

Cumulative Returns Through September 30, 2011

PIMCO Funds Allocation‡

PIMCO Emerging Markets Currency Fund	7.4%
PIMCO High Yield Fund	6.7%
PIMCO Floating Income Fund	6.3%
PIMCO Income Fund	6.3%
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	6.1%
PIMCO Fundamental Advantage Total Return Strategy Fund	5.6%
PIMCO Real Return Asset Fund	5.5%
PIMCO Emerging Local Bond Fund	5.2%
Other	50.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	-4.50%	-2.74%	6.24%	7.02%
PIMCO All Asset All Authority Fund Class P	-4.45%	-2.73%	6.13%	6.85%
PIMCO All Asset All Authority Fund Class D	-4.60%	-3.11%	5.72%	6.44%
PIMCO All Asset All Authority Fund Class A	-4.72%	-3.22%	5.62%	6.38%
PIMCO All Asset All Authority Fund Class A (adjusted)	-9.96%	-8.55%	4.82%	5.87%
PIMCO All Asset All Authority Fund Class C	-5.06%	-3.97%	4.83%	5.59%
PIMCO All Asset All Authority Fund Class C (adjusted)	-6.00%	-4.87%	4.83%	5.59%
S&P 500 Index	-13.78%	1.14%	-1.18%	2.99%
Consumer Price Index + 650 Basis Points	4.87%	10.80%	9.10%	9.46%
Lipper Flexible Portfolio Funds Average	-8.85%	0.32%	1.48%	4.51%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.42% for Institutional Class shares, 1.52% for Class P shares, 1.82% for Class D shares, 1.87% for Class A shares, and 2.62% for Class C shares.

Portfolio Insights

»

The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds, as well as in funds of the PIMCO Equity Series).

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS™ Strategy Fund, detracted from returns as these Underlying PIMCO Funds posted negative returns for the reporting period.

»

Exposure to locally denominated emerging market bonds and emerging market currencies, through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from returns as these Underlying PIMCO Funds posted negative returns for the reporting period.

»	Holdings in high yield strategies, primarily through the PIMCO High Yield Fund, detracted from returns as this Underlying PIMCO Fund posted negative returns for the reporting period.

»

An allocation to long duration strategies (or sensitivity to changes in market interest rates), primarily through the PIMCO Long Duration Total Return Fund, PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»

An allocation to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»	An allocation to the PIMCO StocksPLUS® TR Short Strategy Fund benefited returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

Semiannual Report	September 30, 2011	7

PIMCO RealRetirement® 2010 Fund

Institutional Class - PRIEX	Class A - PTNAX
Administrative Class - PRNAX	Class C - PTNCX
Class D - PTNDX	Class R - PTNRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

PIMCO Total Return Fund	26.3%
PIMCO Real Return Fund	21.9%
Short-Term Instruments	21.4%
PIMCO Low Duration Fund	9.7%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	3.7%
Other	17.0%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2010 Fund Institutional Class	0.00%	2.45%	4.38%
PIMCO RealRetirement® 2010 Fund Administrative Class	-0.23%	2.22%	4.12%
PIMCO RealRetirement® 2010 Fund Class D	-0.28%	1.90%	3.76%
PIMCO RealRetirement® 2010 Fund Class A	-0.33%	1.80%	3.78%
PIMCO RealRetirement® 2010 Fund Class A (adjusted)	-5.78%	-3.81%	2.12%
PIMCO RealRetirement® 2010 Fund Class C	-0.69%	1.15%	3.01%
PIMCO RealRetirement® 2010 Fund Class C (adjusted)	-1.67%	0.17%	3.01%
PIMCO RealRetirement® 2010 Fund Class R	-0.35%	1.65%	3.50%
Dow Jones Real ReturnSM 2010 Index	0.34%	6.05%	3.56%
Lipper Mixed-Asset Target 2010 Funds Average	-6.11%	0.74%	0.80%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.12% for Institutional Class shares, 1.37% for Administrative Class shares, 1.62% for Class D shares, 1.62% for Class A shares, 2.37% for Class C shares, and 1.87% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2010 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to the real estate sector detracted from returns as the returns of this market were negative over the reporting period.

»	An underweight to inflation-linked bonds detracted from returns as this asset class posted strong gains over the reporting period.

»	An underweight to U.S. equities benefited performance as the returns of this market were negative over the reporting period.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2015 Fund

Institutional Class - PTNIX	Class A - PTNYX
Administrative Class - PTNNX	Class C - PTNWX
Class D - PTNUX	Class R - PTNSX

Allocation Breakdown‡

PIMCO Total Return Fund	25.5%
PIMCO Real Return Fund	24.6%
Short-Term Instruments	16.3%
PIMCO Low Duration Fund	6.3%
PIMCO StocksPLUS® Fund	5.0%
Other	22.3%
‡	% of Total Investments as of 09/30/11

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2011
Fund Inception (06/30/11)
PIMCO RealRetirement® 2015 Fund Institutional Class	-3.30%
PIMCO RealRetirement® 2015 Fund Administrative Class	-3.30%
PIMCO RealRetirement® 2015 Fund Class D	-3.40%
PIMCO RealRetirement® 2015 Fund Class A	-3.30%
PIMCO RealRetirement® 2015 Fund Class A (adjusted)	-8.60%
PIMCO RealRetirement® 2015 Fund Class C	-3.50%
PIMCO RealRetirement® 2015 Fund Class C (adjusted)	-4.47%
PIMCO RealRetirement® 2015 Fund Class R	-3.40%
Dow Jones Real ReturnSM 2015 Index	-2.21%
Lipper Mixed-Asset Target 2015 Funds Average	-8.36%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.33% for Institutional Class shares, 1.58% for Administrative Class shares, 1.83% for Class D shares, 1.83% for Class A shares, 2.58% for Class C shares, and 2.08% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2015 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»	The Fund commenced operations on June 30, 2011.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to the real estate sector detracted from returns as the returns of this market were negative over the reporting period.

»	An underweight to inflation-linked bonds detracted from returns as this asset class posted gains over the reporting period.

»	An underweight to U.S. small capitalization equities benefited performance as the returns of this market were negative over the reporting period.

Semiannual Report	September 30, 2011	9

PIMCO RealRetirement® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Administrative Class - PFNAX	Class C - PTYCX
Class D - PTYDX	Class R - PTYRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

PIMCO Real Return Fund	22.4%
PIMCO Total Return Fund	22.1%
Short-Term Instruments	17.9%
PIMCO StocksPLUS® Fund	8.1%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4.8%
Other	24.7%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	-2.82%	0.51%	2.65%
PIMCO RealRetirement® 2020 Fund Administrative Class	-3.00%	0.28%	2.40%
PIMCO RealRetirement® 2020 Fund Class D	-3.16%	-0.10%	2.05%
PIMCO RealRetirement® 2020 Fund Class A	-3.18%	-0.12%	1.99%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	-8.51%	-5.58%	0.36%
PIMCO RealRetirement® 2020 Fund Class C	-3.41%	-0.69%	1.32%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	-4.37%	-1.64%	1.32%
PIMCO RealRetirement® 2020 Fund Class R	-3.29%	-0.37%	1.79%
Dow Jones Real ReturnSM 2020 Index	-1.56%	5.13%	2.73%
Lipper Mixed-Asset Target 2020 Funds Average	-8.47%	-0.23%	-0.55%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.11% for Institutional Class shares, 1.36% for Administrative Class shares, 1.61% for Class D shares, 1.61% for Class A shares, 2.36% for Class C shares, and 1.86% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to U.S. large capitalization equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to the real estate sector detracted from returns as the returns of this market were negative over the reporting period.

»	An underweight to inflation-linked bonds detracted from returns as this asset class posted strong gains over the reporting period.

»	An underweight to U.S. small capitalization equities benefited performance as the returns of this market were negative over the reporting period.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Administrative Class - PENMX	Class C - PENWX
Class D - PENDX	Class R - PENRX

Allocation Breakdown‡

PIMCO Real Return Fund	19.7%
PIMCO Total Return Fund	19.4%
PIMCO StocksPLUS® Fund	11.5%
Short-Term Instruments	11.0%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	6.6%
PIMCO RealEstateRealReturn Strategy Fund	6.1%
PIMCO Global Advantage Strategy Bond Fund	5.5%
Other	20.2%
‡	% of Total Investments as of 09/30/11

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2011
Fund Inception (06/30/11)
PIMCO RealRetirement® 2025 Fund Institutional Class	-6.50%
PIMCO RealRetirement® 2025 Fund Administrative Class	-6.50%
PIMCO RealRetirement® 2025 Fund Class D	-6.60%
PIMCO RealRetirement® 2025 Fund Class A	-6.60%
PIMCO RealRetirement® 2025 Fund Class A (adjusted)	-11.72%
PIMCO RealRetirement® 2025 Fund Class C	-6.80%
PIMCO RealRetirement® 2025 Fund Class C (adjusted)	-7.73%
PIMCO RealRetirement® 2025 Fund Class R	-6.70%
Dow Jones Real ReturnSM 2025 Index	-4.95%
Lipper Mixed-Asset Target 2025 Funds Average	-12.10%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.42% for Institutional Class shares, 1.67% for Administrative Class shares, 1.92% for Class D shares, 1.92% for Class A shares, 2.67% for Class C shares, and 2.17% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»	The Fund commenced operations on
»	June 30, 2011.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An underweight to the real estate sector benefited returns as the returns of this market were negative over the reporting period.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to emerging market equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to inflation-linked bonds added to returns as this asset class posted gains over the reporting period.

»	An underweight to U.S. small capitalization equities benefited performance as the returns of this market were negative over the reporting period.

Semiannual Report	September 30, 2011	11

PIMCO RealRetirement® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Administrative Class - PNLAX	Class C - PEHCX
Class D - PEHDX	Class R - PEHRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	20.8%
PIMCO Total Return Fund	12.1%
PIMCO StocksPLUS® Fund	11.6%
PIMCO Real Return Fund	10.7%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	9.0%
PIMCO RealEstateRealReturn Strategy Fund	6.2%
PIMCO Global Advantage Strategy Bond Fund	5.3%
Other	24.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	-5.61%	-0.77%	1.15%
PIMCO RealRetirement® 2030 Fund Administrative Class	-5.73%	-1.00%	0.91%
PIMCO RealRetirement® 2030 Fund Class D	-5.84%	-1.23%	0.56%
PIMCO RealRetirement® 2030 Fund Class A	-5.84%	-1.27%	0.55%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	-11.03%	-6.73%	-1.06%
PIMCO RealRetirement® 2030 Fund Class C	-6.10%	-1.98%	-0.15%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	-7.03%	-2.91%	-0.15%
PIMCO RealRetirement® 2030 Fund Class R	-5.97%	-1.54%	0.31%
Dow Jones Real ReturnSM 2030 Index	-6.33%	2.72%	0.61%
Lipper Mixed-Asset Target 2030 Funds Average	-12.31%	-1.89%	-2.08%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.17% for Institutional Class shares, 1.42% for Administrative Class shares, 1.67% for Class D shares, 1.67% for Class A shares, 2.42% for Class C shares, and 1.92% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to inflation-linked bonds added to returns as this asset class posted strong gains over the reporting period.

»	An underweight to U.S. small capitalization equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to the real estate sector benefited returns as the returns of this market were negative over the reporting period.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Administrative Class - PIVNX	Class C - PIVWX
Class D - PIVDX	Class R - PIVSX

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	14.3%
Short-Term Instruments	11.4%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	11.4%
PIMCO RealEstateRealReturn Strategy Fund	8.9%
PIMCO Real Return Fund	8.4%
PIMCO Long-Term U.S. Government Fund	7.3%
Vanguard MSCI Emerging Markets ETF	7.2%
PIMCO Global Advantage Strategy Bond Fund	6.3%
PIMCO Total Return Fund	5.7%
PIMCO EqS Pathfinder FundTM	5.0%
Other	14.1%
‡	% of Total Investments as of 09/30/11

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2011
Fund Inception (06/30/11)
PIMCO RealRetirement® 2035 Fund Institutional Class	-8.80%
PIMCO RealRetirement® 2035 Fund Administrative Class	-8.90%
PIMCO RealRetirement® 2035 Fund Class D	-9.00%
PIMCO RealRetirement® 2035 Fund Class A	-9.00%
PIMCO RealRetirement® 2035 Fund Class A (adjusted)	-13.99%
PIMCO RealRetirement® 2035 Fund Class C	-9.10%
PIMCO RealRetirement® 2035 Fund Class C (adjusted)	-10.01%
PIMCO RealRetirement® 2035 Fund Class R	-9.00%
Dow Jones Real ReturnSM 2035 Index	-9.71%
Lipper Mixed-Asset Target 2035 Funds Average	-14.64%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.55% for Institutional Class shares, 1.80% for Administrative Class shares, 2.05% for Class D shares, 2.05% for Class A shares, 2.80% for Class C shares, and 2.30% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»	The Fund commenced operations on June 30, 2011.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to inflation-linked bonds added to returns as this asset class posted gains over the reporting period.

»	An underweight to U.S. equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to the real estate sector benefited returns as the returns of this market were negative over the reporting period.

Semiannual Report	September 30, 2011	13

PIMCO RealRetirement® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Administrative Class - PEOAX	Class C - POFCX
Class D - POFDX	Class R - POFRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

PIMCO StocksPLUS® Fund	13.7%
Short-Term Instruments	12.5%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11.1%
PIMCO RealEstateRealReturn Strategy Fund	9.6%
Vanguard MSCI Emerging Markets ETF	9.4%
PIMCO Long-Term U.S. Government Fund	6.4%
PIMCO Global Advantage Strategy Bond Fund	5.9%
PIMCO Total Return Fund	5.3%
PIMCO CommodityRealReturn Strategy Fund®	5.1%
Other	21.0%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	-8.16%	-2.01%	0.95%
PIMCO RealRetirement® 2040 Fund Administrative Class	-8.41%	-2.39%	0.69%
PIMCO RealRetirement® 2040 Fund Class D	-8.54%	-2.64%	0.33%
PIMCO RealRetirement® 2040 Fund Class A	-8.45%	-2.52%	0.34%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	-13.45%	-7.86%	-1.26%
PIMCO RealRetirement® 2040 Fund Class C	-8.78%	-3.32%	-0.38%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	-9.68%	-4.22%	-0.38%
PIMCO RealRetirement® 2040 Fund Class R	-8.55%	-2.95%	0.12%
Dow Jones Real ReturnSM 2040 Index	-11.60%	-0.43%	-1.74%
Lipper Mixed-Asset Target 2040 Funds Average	-14.38%	-2.99%	-2.81%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.27% for Institutional Class shares, 1.52% for Administrative Class shares, 1.77% for Class D shares, 1.77% for Class A shares, 2.52% for Class C shares, and 2.02% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to emerging market equities during the majority of the reporting period detracted from performance as the returns of this asset class were negative over the reporting period.

»	An overweight to inflation-linked bonds added to returns as this asset class posted gains over the reporting period.

»	An underweight to U.S. equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to the real estate sector benefited returns as the returns of this market were negative over the reporting period.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealRetirement® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Administrative Class - POTAX	Class C - PFYCX
Class D - PFYDX	Class R - PFYRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	15.3%
PIMCO StocksPLUS® Fund	14.9%
PIMCO RealEstateRealReturn Strategy Fund	12.4%
Vanguard MSCI Emerging Markets ETF	10.1%
Short-Term Instruments	7.5%
PIMCO Long-Term U.S. Government Fund	6.7%
PIMCO CommodityRealReturn Strategy Fund®	6.7%
PIMCO Global Advantage Strategy Bond Fund	5.6%
Other	20.8%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	-9.71%	-3.59%	0.80%
PIMCO RealRetirement® 2050 Fund Administrative Class	-9.84%	-3.85%	0.57%
PIMCO RealRetirement® 2050 Fund Class D	-10.09%	-4.32%	0.19%
PIMCO RealRetirement® 2050 Fund Class A	-9.97%	-4.23%	0.21%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	-14.90%	-9.48%	-1.39%
PIMCO RealRetirement® 2050 Fund Class C	-10.42%	-4.95%	-0.55%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	-11.30%	-5.83%	-0.55%
PIMCO RealRetirement® 2050 Fund Class R	-10.08%	-4.49%	-0.01%
Dow Jones Real ReturnSM 2040+ Index	-14.41%	-2.47%	-2.85%
Lipper Mixed-Asset Target 2050+ Funds Average	-15.25%	-3.50%	-3.11%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.26% for Institutional Class shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.76% for Class A shares, 2.51% for Class C shares, and 2.01% for Class R shares.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

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The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An overweight to global equities detracted from performance as the returns of this market were negative over the reporting period.

»	An overweight to inflation-linked bonds added to returns as this asset class posted strong gains over the reporting period.

»	An underweight to U.S. equities benefited performance as the returns of this market were negative over the reporting period.

»	An underweight to the real estate sector benefited returns as the returns of this market were negative over the reporting period.

Semiannual Report	September 30, 2011	15

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Class D - PGMDX	Class R - PGMRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Mutual Funds	48.6%
Exchange-Traded Funds	23.2%
Sovereign Issues	12.9%
Corporate Bonds & Notes	5.7%
Short-Term Instruments	2.9%
Other	6.7%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	-6.78%	1.04%	9.53%
PIMCO Global Multi-Asset Fund Class P	-6.74%	1.05%	9.47%
PIMCO Global Multi-Asset Fund Class D	-6.98%	0.50%	8.95%
PIMCO Global Multi-Asset Fund Class A	-6.90%	0.60%	8.96%
PIMCO Global Multi-Asset Fund Class A (adjusted)	-12.05%	-4.90%	7.54%
PIMCO Global Multi-Asset Fund Class C	-7.35%	-0.23%	8.17%
PIMCO Global Multi-Asset Fund Class C (adjusted)	-8.27%	-1.18%	8.17%
PIMCO Global Multi-Asset Fund Class R	-7.10%	0.28%	8.66%
MSCI World Index	-16.22%	-4.35%	8.68%
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	-7.66%	-0.25%	9.29%
Lipper Global Flexible Portfolio Funds Average	-11.54%	-3.91%	8.72%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.47% for Institutional Class shares, 1.57% for Class P shares, 2.07% for Class D shares, 2.07% for Class A shares, 2.82% for Class C shares, and 2.32% for Class R shares.

Portfolio Insights

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The PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments, equity securities, forwards and derivatives.

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An underweight allocation to U.S. equities, via Underlying PIMCO Funds and S&P 500 Index futures, contributed to relative performance as the S&P 500 Index posted negative returns for the reporting period.

»	Exposure to diversified commodities detracted from relative performance as the Dow Jones-UBS Commodity Index Total Return declined during the reporting period.

»	An overweight to emerging market equities detracted from performance as emerging market equities underperformed developed market equities during the reporting period.

»	An overweight to non-U.S. dollar currencies detracted from performance as the U.S. dollar appreciated versus a basket of developed and emerging market currencies during the reporting period.

»	An allocation to gold contributed to performance as gold posted positive returns for the reporting period.

»	Tail-risk hedges, particularly equity put options, contributed to portfolio performance as volatility increased dramatically during the reporting period.

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An overweight to interest rate duration (or sensitivity to changes in market interest rates), particularly in the last few months of the reporting period, contributed to relative performance as the ten-year U.S. Treasury yield declined.

16	PIMCO ASSET ALLOCATION FUNDS

Expense Examples

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2011 to September 30, 2011 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Semiannual Report	September 30, 2011	17

Expense Examples (Cont.)

	Actual Performance				Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)		Ending Account Value (09/30/11)	Expenses Paid During Period*	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00		$951.08	$0.80	$1,000.00	$1,024.18	$0.83	0.165%
Class P	1,000.00		951.48	1.29	1,000.00	1,023.68	1.34	0.265
Administrative Class	1,000.00		949.94	2.02	1,000.00	1,022.93	2.10	0.415
Class D	1,000.00		949.96	2.75	1,000.00	1,022.18	2.86	0.565
Class A	1,000.00		949.31	3.34	1,000.00	1,021.58	3.46	0.685
Class B	1,000.00		945.21	6.98	1,000.00	1,017.83	7.24	1.435
Class C	1,000.00		945.59	6.98	1,000.00	1,017.83	7.24	1.435
Class R	1,000.00		947.15	4.79	1,000.00	1,020.08	4.97	0.985
PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00		$955.03	$3.42	$1,000.00	$1,021.50	$3.54	0.70%
Class P	1,000.00		955.52	3.91	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00		953.99	5.37	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00		952.82	5.71	1,000.00	1,019.15	5.91	1.17
Class C	1,000.00		949.38	9.36	1,000.00	1,015.40	9.67	1.92
PIMCO RealRetirement® 2010 Fund
Institutional Class	$1,000.00		$1,000.02	$1.50	$1,000.00	$1,023.50	$1.52	0.30%
Administrative Class	1,000.00		997.72	2.75	1,000.00	1,022.25	2.78	0.55
Class D	1,000.00		997.16	4.09	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00		996.73	4.09	1,000.00	1,020.90	4.14	0.82
Class C	1,000.00		993.13	7.82	1,000.00	1,017.15	7.92	1.57
Class R	1,000.00		996.51	5.34	1,000.00	1,019.65	5.40	1.07
PIMCO RealRetirement® 2015 Fund
Institutional Class	$1,000.00	(a)	$967.00	$0.79	$1,000.00	$1,023.40	$1.62	0.32%
Administrative Class	1,000.00	(a)	967.00	1.41	1,000.00	1,022.15	2.88	0.57
Class D	1,000.00	(a)	966.00	2.03	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00	(a)	967.00	2.03	1,000.00	1,020.90	4.14	0.82
Class C	1,000.00	(a)	965.00	3.88	1,000.00	1,017.15	7.92	1.57
Class R	1,000.00	(a)	966.00	2.64	1,000.00	1,019.65	5.40	1.07
PIMCO RealRetirement® 2020 Fund
Institutional Class	$1,000.00		$971.84	$1.48	$1,000.00	$1,023.50	$1.52	0.30%
Administrative Class	1,000.00		969.97	2.71	1,000.00	1,022.25	2.78	0.55
Class D	1,000.00		968.37	4.04	1,000.00	1,020.90	4.14	0.82
Class A	1,000.00		968.21	4.03	1,000.00	1,020.90	4.14	0.82
Class C	1,000.00		965.86	7.72	1,000.00	1,017.15	7.92	1.57
Class R	1,000.00		967.11	5.26	1,000.00	1,019.65	5.40	1.07
PIMCO RealRetirement® 2025 Fund
Institutional Class	$1,000.00	(a)	$935.00	$0.63	$1,000.00	$1,023.70	$1.32	0.26%
Administrative Class	1,000.00	(a)	935.00	1.24	1,000.00	1,022.45	2.58	0.51
Class D	1,000.00	(a)	934.00	1.85	1,000.00	1,021.20	3.84	0.76
Class A	1,000.00	(a)	934.00	1.85	1,000.00	1,021.20	3.84	0.76
Class C	1,000.00	(a)	932.00	3.67	1,000.00	1,017.45	7.62	1.51
Class R	1,000.00	(a)	933.00	2.45	1,000.00	1,019.95	5.10	1.01
PIMCO RealRetirement® 2030 Fund
Institutional Class	$1,000.00		$943.87	$1.70	$1,000.00	$1,023.25	$1.77	0.35%
Administrative Class	1,000.00		942.72	2.91	1,000.00	1,022.00	3.03	0.60
Class D	1,000.00		941.63	4.22	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00		941.59	4.22	1,000.00	1,020.65	4.39	0.87
Class C	1,000.00		939.03	7.85	1,000.00	1,016.90	8.17	1.62
Class R	1,000.00		940.32	5.43	1,000.00	1,019.40	5.65	1.12

18	PIMCO ASSET ALLOCATION FUNDS

	Actual Performance				Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)		Ending Account Value (09/30/11)	Expenses Paid During Period*	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealRetirement® 2035 Fund
Institutional Class	$1,000.00	(a)	$912.00	$0.74	$1,000.00	$1,023.45	$1.57	0.31%
Administrative Class	1,000.00	(a)	911.00	1.35	1,000.00	1,022.20	2.83	0.56
Class D	1,000.00	(a)	910.00	1.94	1,000.00	1,020.95	4.09	0.81
Class A	1,000.00	(a)	910.00	1.94	1,000.00	1,020.95	4.09	0.81
Class C	1,000.00	(a)	909.00	3.74	1,000.00	1,017.20	7.87	1.56
Class R	1,000.00	(a)	910.00	2.54	1,000.00	1,019.70	5.35	1.06
PIMCO RealRetirement® 2040 Fund
Institutional Class	$1,000.00		$918.41	$1.87	$1,000.00	$1,023.05	$1.97	0.39%
Administrative Class	1,000.00		915.91	3.07	1,000.00	1,021.80	3.23	0.64
Class D	1,000.00		914.60	4.36	1,000.00	1,020.45	4.60	0.91
Class A	1,000.00		915.53	4.36	1,000.00	1,020.45	4.60	0.91
Class C	1,000.00		912.19	7.94	1,000.00	1,016.70	8.37	1.66
Class R	1,000.00		914.46	5.55	1,000.00	1,019.20	5.86	1.16
PIMCO RealRetirement® 2050 Fund
Institutional Class	$1,000.00		$902.91	$1.86	$1,000.00	$1,023.05	$1.97	0.39%
Administrative Class	1,000.00		901.59	3.04	1,000.00	1,021.80	3.23	0.64
Class D	1,000.00		899.14	4.32	1,000.00	1,020.45	4.60	0.91
Class A	1,000.00		900.31	4.32	1,000.00	1,020.45	4.60	0.91
Class C	1,000.00		895.80	7.87	1,000.00	1,016.70	8.37	1.66
Class R	1,000.00		899.22	5.51	1,000.00	1,019.20	5.86	1.16
PIMCO Global Multi-Asset Fund
Institutional Class	$1,000.00		$932.16	$2.42	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00		932.56	2.90	1,000.00	1,022.00	3.03	0.60
Class D	1,000.00		930.16	5.31	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00		930.96	5.31	1,000.00	1,019.50	5.55	1.10
Class C	1,000.00		926.48	8.91	1,000.00	1,015.75	9.32	1.85
Class R	1,000.00		928.99	6.51	1,000.00	1,018.25	6.81	1.35

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) and 92/366 for the Institutional Class, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund and PIMCO RealRetirement® 2035 Fund (to reflect the period since the inception date of 06/30/11). The hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for fund of funds, voluntary fee waivers, organizational or trustees' fees, and special purpose vehicles. Details regarding any fee waivers can be found in the Fund's prospectus dated July 31, 2011 as supplemented to date.

(a) The Beginning Account Value is reflective as of 06/30/11 for Actual Performance.

Semiannual Report	September 30, 2011	19

Benchmark Descriptions

Index	Description

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS: 1-10 Year Index

Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points

CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points

CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2010 Index

Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2015 Index

Dow Jones Real ReturnSM 2015 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2020 Index

Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

20	PIMCO ASSET ALLOCATION FUNDS

Index	Description

Dow Jones Real ReturnSM 2025 Index

Dow Jones Real ReturnSM 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2030 Index

Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2035 Index

Dow Jones Real ReturnSM 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040 Index

Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040+ Index

Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

MSCI World Index

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index

S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO All Asset Fund
Institutional Class
04/01/2011 - 09/30/2011+	$12.38	$0.33	$(0.92)	$(0.59)	$(0.29)	$0.00
03/31/2011	11.69	0.99	0.64	1.63	(0.94)	0.00
03/31/2010	9.75	0.94	1.90	2.84	(0.90)	0.00
03/31/2009	12.61	0.64	(2.85)	(2.21)	(0.65)	0.00
03/31/2008	12.80	0.99	(0.18)	0.81	(1.00)	0.00
03/31/2007	12.61	0.80	0.19	0.99	(0.76)	(0.04)
Class P
04/01/2011 - 09/30/2011+	12.38	0.32	(0.91)	(0.59)	(0.28)	0.00
03/31/2011	11.70	1.05	0.56	1.61	(0.93)	0.00
03/31/2010	9.76	1.06	1.77	2.83	(0.89)	0.00
04/30/2008 - 03/31/2009	12.73	0.67	(3.00)	(2.33)	(0.64)	0.00
Administrative Class
04/01/2011 - 09/30/2011+	12.36	0.31	(0.92)	(0.61)	(0.27)	0.00
03/31/2011	11.68	1.01	0.58	1.59	(0.91)	0.00
03/31/2010	9.74	0.95	1.87	2.82	(0.88)	0.00
03/31/2009	12.59	0.58	(2.81)	(2.23)	(0.62)	0.00
03/31/2008	12.78	0.91	(0.13)	0.78	(0.97)	0.00
03/31/2007	12.60	0.82	0.13	0.95	(0.73)	(0.04)
Class D
04/01/2011 - 09/30/2011+	12.31	0.30	(0.90)	(0.60)	(0.27)	0.00
03/31/2011	11.64	1.01	0.56	1.57	(0.90)	0.00
03/31/2010	9.71	0.94	1.85	2.79	(0.86)	0.00
03/31/2009	12.56	0.55	(2.81)	(2.26)	(0.59)	0.00
03/31/2008	12.75	0.88	(0.14)	0.74	(0.93)	0.00
03/31/2007	12.57	0.69	0.21	0.90	(0.68)	(0.04)
Class A
04/01/2011 - 09/30/2011+	12.29	0.29	(0.90)	(0.61)	(0.26)	0.00
03/31/2011	11.62	0.94	0.60	1.54	(0.87)	0.00
03/31/2010	9.70	0.87	1.89	2.76	(0.84)	0.00
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)
Class B
04/01/2011 - 09/30/2011+	12.21	0.23	(0.89)	(0.66)	(0.21)	0.00
03/31/2011	11.54	0.72	0.72	1.44	(0.77)	0.00
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)
Class C
04/01/2011 - 09/30/2011+	12.16	0.24	(0.89)	(0.65)	(0.22)	0.00
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)
Class R
04/01/2011 - 09/30/2011+	12.24	0.28	(0.91)	(0.63)	(0.25)	0.00
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.29)	$11.50	(4.89)%	$17,656,943	0.165	%*	0.225	%*	0.165	%*	0.225	%*	5.30	%*	38	%**
(0.94)	12.38	14.35	16,140,734	0.165		0.225		0.165		0.225		8.15		77	**
(0.90)	11.69	29.57	11,900,977	0.245		0.225		0.245		0.225		8.23		78
(0.65)	9.75	(17.90)	9,006,687	0.205		0.225		0.205		0.225		5.70		89
(1.00)	12.61	6.51	11,355,872	0.205		0.225		0.205		0.225		7.65		96
(0.80)	12.80	8.04	8,947,098	0.235	(b)	0.235	(b)	0.235	(b)	0.235	(b)	6.30		86

(0.28)	11.51	(4.85)	698,911	0.265	*	0.325	*	0.265	*	0.325	*	5.24	*	38	**
(0.93)	12.38	14.15	605,583	0.265		0.325		0.265		0.325		8.57		77	**
(0.89)	11.70	29.45	241,450	0.345		0.325		0.345		0.325		9.17		78
(0.64)	9.76	(18.62)	7,770	0.305	*	0.325	*	0.305	*	0.325	*	7.64	*	89

(0.27)	11.48	(5.01)	292,780	0.415	*	0.475	*	0.415	*	0.475	*	5.06	*	38	**
(0.91)	12.36	14.02	269,338	0.415		0.475		0.415		0.475		8.29		77	**
(0.88)	11.68	29.32	163,748	0.495		0.475		0.495		0.475		8.31		78
(0.62)	9.74	(18.07)	100,063	0.455		0.475		0.455		0.475		5.10		89
(0.97)	12.59	6.25	161,144	0.455		0.475		0.455		0.475		7.04		96
(0.77)	12.78	7.73	184,943	0.485	(b)	0.485	(b)	0.485	(b)	0.485	(b)	6.48		86

(0.27)	11.44	(5.00)	758,128	0.565	*	0.625	*	0.565	*	0.625	*	4.94	*	38	**
(0.90)	12.31	13.84	673,857	0.565		0.625		0.565		0.625		8.28		77	**
(0.86)	11.64	29.13	331,333	0.645		0.625		0.645		0.625		8.25		78
(0.59)	9.71	(18.31)	191,631	0.705	(c)	0.725	(c)	0.705	(c)	0.725	(c)	4.92		89
(0.93)	12.56	5.92	328,258	0.805		0.825		0.805		0.825		6.87		96
(0.72)	12.75	7.33	330,304	0.835	(b)	0.835	(b)	0.835	(b)	0.835	(b)	5.50		86

(0.26)	11.42	(5.07)	1,832,809	0.685	*(d)	0.745	*(d)	0.685	*(d)	0.745	*(d)	4.76	*	38	**
(0.87)	12.29	13.64	1,806,797	0.765		0.825		0.765		0.825		7.72		77	**
(0.84)	11.62	28.80	1,200,093	0.845		0.825		0.845		0.825		7.68		78
(0.58)	9.70	(18.33)	990,893	0.805		0.825		0.805		0.825		5.01		89
(0.93)	12.54	5.85	1,584,884	0.805		0.825		0.805		0.825		6.93		96
(0.72)	12.74	7.36	1,501,507	0.835	(b)	0.835	(b)	0.835	(b)	0.835	(b)	5.56		86

(0.21)	11.34	(5.48)	60,670	1.435	*(d)	1.495	*(d)	1.435	*(d)	1.495	*(d)	3.83	*	38	**
(0.77)	12.21	12.79	85,559	1.515		1.575		1.515		1.575		6.03		77	**
(0.75)	11.54	27.82	141,265	1.595		1.575		1.595		1.575		6.72		78
(0.50)	9.64	(18.98)	137,548	1.555		1.575		1.555		1.575		4.12		89
(0.84)	12.47	5.10	237,231	1.555		1.575		1.555		1.575		6.15		96
(0.63)	12.67	6.61	269,784	1.585	(b)	1.585	(b)	1.585	(b)	1.585	(b)	4.82		86

(0.22)	11.29	(5.44)	1,618,705	1.435	*(d)	1.495	*(d)	1.435	*(d)	1.495	*(d)	4.01	*	38	**
(0.79)	12.16	12.82	1,566,715	1.515		1.575		1.515		1.575		6.95		77	**
(0.76)	11.51	27.83	1,062,366	1.595		1.575		1.595		1.575		6.92		78
(0.50)	9.62	(18.99)	836,206	1.555		1.575		1.555		1.575		4.26		89
(0.84)	12.45	5.12	1,236,340	1.555		1.575		1.555		1.575		6.14		96
(0.63)	12.65	6.53	1,304,837	1.585	(b)	1.585	(b)	1.585	(b)	1.585	(b)	4.81		86

(0.25)	11.36	(5.29)	58,572	0.985	*(e)	1.045	*(e)	0.985	*(e)	1.045	*(e)	4.54	*	38	**
(0.86)	12.24	13.33	46,994	1.065		1.125		1.065		1.125		8.06		77	**
(0.82)	11.59	28.44	10,365	1.145		1.125		1.145		1.125		8.55		78
(0.56)	9.69	(18.60)	2,031	1.105		1.125		1.105		1.125		5.70		89
(0.92)	12.55	5.60	456	1.105		1.125		1.105		1.125		7.04		96
(0.70)	12.77	7.01	36	1.135	(b)	1.135	(b)	1.135	(b)	1.135	(b)	5.23		86

(b)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.025% to 0.175%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.20% to 0.20%.
(d)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.30%.
(e)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.35%.

Semiannual Report	September 30, 2011	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PIMCO All Asset All Authority Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.80	$0.35	$(0.82)	$(0.47)	$(0.24)	$0.00
03/31/2011	10.37	0.87	0.31	1.18	(0.72)	(0.03)
03/31/2010	9.06	0.97	1.17	2.14	(0.83)	0.00
03/31/2009	10.99	0.58	(1.86)	(1.28)	(0.53)	(0.12)
03/31/2008	10.69	0.79	0.34	1.13	(0.83)	0.00
03/31/2007	10.62	0.62	0.09	0.71	(0.62)	(0.02)
Class P
04/01/2011 - 09/30/2011+	10.79	0.34	(0.81)	(0.47)	(0.23)	0.00
03/31/2011	10.37	0.85	0.31	1.16	(0.71)	(0.03)
03/31/2010	9.06	1.09	1.05	2.14	(0.83)	0.00
07/10/2008 - 03/31/2009	11.01	0.98	(2.36)	(1.38)	(0.45)	(0.12)
Class D
04/01/2011 - 09/30/2011+	10.71	0.32	(0.80)	(0.48)	(0.22)	0.00
03/31/2011	10.30	0.79	0.33	1.12	(0.68)	(0.03)
03/31/2010	9.02	1.00	1.08	2.08	(0.80)	0.00
03/31/2009	10.94	0.38	(1.69)	(1.31)	(0.49)	(0.12)
03/31/2008	10.66	0.69	0.36	1.05	(0.77)	0.00
03/31/2007	10.59	0.54	0.11	0.65	(0.56)	(0.02)
Class A
04/01/2011 - 09/30/2011+	10.74	0.31	(0.80)	(0.49)	(0.22)	0.00
03/31/2011	10.33	0.78	0.33	1.11	(0.67)	(0.03)
03/31/2010	9.03	0.85	1.23	2.08	(0.78)	0.00
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)
Class C
04/01/2011 - 09/30/2011+	10.65	0.27	(0.80)	(0.53)	(0.18)	0.00
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)

PIMCO RealRetirement® 2010 Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.51	$0.15	$(0.15)	$0.00	$(0.12)	$0.00
03/31/2011	8.30	0.56	0.21	0.77	(0.56)	0.00
03/31/2010	6.78	0.44	1.47	1.91	(0.33)	(0.06)
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	8.51	0.14	(0.16)	(0.02)	(0.11)	0.00
03/31/2011	8.30	0.49	0.27	0.76	(0.55)	0.00
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)
Class D
04/01/2011 - 09/30/2011+	8.48	0.13	(0.15)	(0.02)	(0.11)	0.00
03/31/2011	8.28	0.57	0.15	0.72	(0.52)	0.00
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.47	0.12	(0.15)	(0.03)	(0.10)	0.00
03/31/2011	8.27	0.63	0.09	0.72	(0.52)	0.00
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$10.09	(4.50)%	$5,892,035	0.70	%*	0.71	%*	0.24	%*	0.25	%*	6.37	%*	41	%**
(0.75)	10.80	11.65	4,370,025	0.56	(b)	0.56	(b)	0.25		0.25		8.01		68	**
(0.83)	10.37	23.98	1,742,748	0.44	(b)	0.44	(b)	0.25		0.25		9.34		45
(0.65)	9.06	(11.73)	635,426	0.55	(b)	0.55	(b)	0.25		0.25		5.96		117
(0.83)	10.99	10.99	394,381	1.91	(b)	1.91	(b)	0.25		0.25		7.25		116
(0.64)	10.69	6.87	298,604	1.80	(b)(c)	1.80	(b)(c)	0.27	(c)	0.27	(c)	5.79		128

(0.23)	10.09	(4.45)	2,120,856	0.80	*	0.81	*	0.34	*	0.35	*	6.19	*	41	**
(0.74)	10.79	11.46	1,651,590	0.66	(b)	0.66	(b)	0.35		0.35		7.82		68	**
(0.83)	10.37	23.91	530,846	0.54	(b)	0.54	(b)	0.35		0.35		10.42		45
(0.57)	9.06	(12.59)	250	0.58	*(b)	0.58	*(b)	0.35	*	0.35	*	14.98	*	117

(0.22)	10.01	(4.60)	863,716	1.10	*	1.11	*	0.64	*	0.65	*	5.97	*	41	**
(0.71)	10.71	11.13	646,732	0.96	(b)	0.96	(b)	0.65		0.65		7.34		68	**
(0.80)	10.30	23.38	292,246	0.84	(b)	0.84	(b)	0.65		0.65		9.63		45
(0.61)	9.02	(12.07)	57,816	1.05	(b)(d)	1.05	(b)(d)	0.75	(d)	0.75	(d)	3.87		117
(0.77)	10.94	10.26	36,373	2.41	(b)	2.41	(b)	0.85		0.85		6.35		116
(0.58)	10.66	6.27	14,482	2.41	(b)(c)	2.41	(b)(c)	0.87	(c)	0.87	(c)	5.12		128

(0.22)	10.03	(4.72)	2,689,837	1.17	*(e)	1.18	*(e)	0.71	*(e)	0.72	*(e)	5.80	*	41	**
(0.70)	10.74	10.92	2,181,350	1.16	(b)	1.16	(b)	0.85		0.85		7.27		68	**
(0.78)	10.33	23.29	899,594	1.04	(b)	1.04	(b)	0.85		0.85		8.28		45
(0.60)	9.03	(12.25)	544,594	1.16	(b)	1.16	(b)	0.85		0.85		5.63		117
(0.77)	10.96	10.31	363,665	2.47	(b)	2.47	(b)	0.85		0.85		6.66		116
(0.57)	10.67	6.16	236,772	2.41	(b)(c)	2.41	(b)(c)	0.87	(c)	0.87	(c)	5.45		128

(0.18)	9.94	(5.06)	1,963,548	1.92	*(e)	1.93	*(e)	1.46	*(e)	1.47	*(e)	5.04	*	41	**
(0.63)	10.65	10.11	1,562,700	1.91	(b)	1.91	(b)	1.60		1.60		6.70		68	**
(0.71)	10.26	22.28	582,851	1.79	(b)	1.79	(b)	1.60		1.60		7.79		45
(0.53)	8.99	(12.87)	248,865	1.91	(b)	1.91	(b)	1.60		1.60		5.10		117
(0.69)	10.92	9.44	168,527	3.26	(b)	3.26	(b)	1.60		1.60		5.86		116
(0.50)	10.64	5.43	140,296	3.16	(b)(c)	3.16	(b)(c)	1.62	(c)	1.62	(c)	4.72		128

$(0.12)	$8.39	0.00%	$4,863	0.30	%*	0.75	%*	0.30	%*	0.75	%*	3.42	%*	8	%**
(0.56)	8.51	9.53	4,885	0.39		0.75		0.39		0.75		6.55		0	**
(0.39)	8.30	28.20	3,934	0.38		0.75		0.38		0.75		5.48		10
(1.50)	6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14)		N/A

(0.11)	8.38	(0.23)	22	0.55	*	1.00	*	0.55	*	1.00	*	3.14	*	8	**
(0.55)	8.51	9.30	22	0.64		1.00		0.64		1.00		5.74		0	**
(0.37)	8.30	28.11	11	0.63		1.00		0.63		1.00		4.89		10
(1.45)	6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186

(0.11)	8.35	(0.28)	1,240	0.82	(f)	1.27	(f)	0.82	(f)	1.27	(f)	2.97	*	8	**
(0.52)	8.48	8.89	390	0.99		1.35		0.99		1.35		6.72		0	**
(0.35)	8.28	27.52	273	1.00		1.35		1.00		1.35		7.84		10
(1.45)	6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	N/A

(0.10)	8.34	(0.33)	4,804	0.82	(f)	1.27	(f)	0.82	(f)	1.27	(f)	2.88	*	8	**
(0.52)	8.47	8.93	3,069	0.99		1.35		0.99		1.35		7.44		0	**
(0.35)	8.27	27.54	892	0.98		1.35		0.98		1.35		5.68		10
(1.46)	6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	N/A

(b)	Ratio of expenses to average net assets includes line of credit expense.
(c)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.20%.
(d)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was reduced by 0.20% to 0.20%.
(e)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.15% to 0.25%.
(f)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.30%.

Semiannual Report	September 30, 2011	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PIMCO RealRetirement® 2010 Fund (Cont.)
Class C
04/01/2011 - 09/30/2011+	$8.44	$0.10	$(0.16)	$(0.06)	$(0.08)	$0.00
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)
Class R
04/01/2011 - 09/30/2011+	8.47	0.11	(0.14)	(0.03)	(0.09)	0.00
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)
PIMCO RealRetirement® 2015 Fund
Institutional Class
06/30/2011 - 09/30/2011+	$10.00	$0.06	$(0.39)	$(0.33)	$0.00	$0.00
Administrative Class
06/30/2011 - 09/30/2011+	10.00	0.05	(0.38)	(0.33)	0.00	0.00
Class D
06/30/2011 - 09/30/2011+	10.00	0.06	(0.40)	(0.34)	0.00	0.00
Class A
06/30/2011 - 09/30/2011+	10.00	0.07	(0.40)	(0.33)	0.00	0.00
Class C
06/30/2011 - 09/30/2011+	10.00	0.04	(0.39)	(0.35)	0.00	0.00
Class R
06/30/2011 - 09/30/2011+	10.00	0.04	(0.38)	(0.34)	0.00	0.00
PIMCO RealRetirement® 2020 Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.28	$0.14	$(0.37)	$(0.23)	$(0.12)	$0.00
03/31/2011	8.10	0.60	0.17	0.77	(0.59)	0.00
03/31/2010	6.40	0.36	1.64	2.00	(0.30)	0.00
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	8.42	0.13	(0.38)	(0.25)	(0.11)	0.00
03/31/2011	8.15	0.59	0.17	0.76	(0.49)	0.00
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)
Class D
04/01/2011 - 09/30/2011+	8.25	0.12	(0.38)	(0.26)	(0.10)	0.00
03/31/2011	8.07	0.54	0.18	0.72	(0.54)	0.00
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.24	0.12	(0.38)	(0.26)	(0.10)	0.00
03/31/2011	8.06	0.54	0.18	0.72	(0.54)	0.00
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	8.23	0.09	(0.37)	(0.28)	(0.07)	0.00
03/31/2011	8.06	0.47	0.19	0.66	(0.49)	0.00
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)
Class R
04/01/2011 - 09/30/2011+	8.25	0.11	(0.38)	(0.27)	(0.09)	0.00
03/31/2011	8.07	0.51	0.19	0.70	(0.52)	0.00
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)

+	Unaudited
*	Annualized

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.08)	$8.30	(0.69)%	$1,435	1.57	%*(b)	2.02	%*(b)	1.57	%*(b)	2.02	%*(b)	2.32	%*	8	%**
(0.47)	8.44	8.10	694	1.74		2.10		1.74		2.10		5.04		0	**
(0.30)	8.25	26.64	310	1.73		2.10		1.73		2.10		4.26		10
(1.43)	6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186

(0.09)	8.35	(0.35)	52	1.07	*(b)	1.52	*(b)	1.07	*(b)	1.52	*(b)	2.62	*	8	**
(0.49)	8.47	8.55	53	1.24		1.60		1.24		1.60		6.23		0	**
(0.33)	8.27	27.24	115	1.23		1.60		1.23		1.60		4.73		10
(1.43)	6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186

$0.00	$9.67	(3.30)%	$2,917	0.32	%*	0.75	%*	0.32	%*	0.75	%*	2.34	%*	0	%**

0.00	9.67	(3.30)	10	0.57	*	1.00	*	0.57	*	1.00	*	2.09	*	0	**

0.00	9.66	(3.40)	111	0.82	*	1.25	*	0.82	*	1.25	*	2.24	*	0	**

0.00	9.67	(3.30)	75	0.82	*	1.25	*	0.82	*	1.25	*	2.84	*	0	**

0.00	9.65	(3.50)	74	1.57	*	2.00	*	1.57	*	2.00	*	1.71	*	0	**

0.00	9.66	(3.40)	10	1.07	*	1.50	*	1.07	*	1.50	*	1.56	*	0	**

$(0.12)	$7.93	(2.82)%	$5,222	0.30	%*	0.75	%*	0.30	%*	0.75	%*	3.39	%*	12	%**
(0.59)	8.28	9.69	4,748	0.40		0.75		0.40		0.75		7.24		1	**
(0.30)	8.10	31.41	3,350	0.39		0.75		0.39		0.75		4.68		13
(1.44)	6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	N/A

(0.11)	8.06	(3.00)	352	0.55	*	1.00	*	0.55	*	1.00	*	3.18	*	12	**
(0.49)	8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1	**
(0.23)	8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13
(1.40)	6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232

(0.10)	7.89	(3.16)	2,517	0.82	*(b)	1.27	*(b)	0.82	*(b)	1.27	*(b)	2.94	*	12	**
(0.54)	8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1	**
(0.27)	8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13
(1.40)	6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	N/A

(0.10)	7.88	(3.18)	2,146	0.82	*(b)	1.27	*(b)	0.82	*(b)	1.27	*(b)	2.94	*	12	**
(0.54)	8.24	9.15	2,068	1.00		1.35		1.00		1.35		6.50		1	**
(0.26)	8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13
(1.40)	6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	N/A

(0.07)	7.88	(3.41)	1,005	1.57	*(b)	2.02	*(b)	1.57	*(b)	2.02	*(b)	2.10	*	12	**
(0.49)	8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1	**
(0.22)	8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13
(1.36)	6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232

(0.09)	7.89	(3.29)	822	1.07	*(b)	1.52	*(b)	1.07	*(b)	1.52	*(b)	2.67	*	12	**
(0.52)	8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1	**
(0.26)	8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13
(1.38)	6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.30%.

Semiannual Report	September 30, 2011	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PIMCO RealRetirement® 2025 Fund
Institutional Class
06/30/2011 - 09/30/2011+	$10.00	$0.07	$(0.72)	$(0.65)	$0.00	$0.00
Administrative Class
06/30/2011 - 09/30/2011+	10.00	0.06	(0.71)	(0.65)	0.00	0.00
Class D
06/30/2011 - 09/30/2011+	10.00	0.07	(0.73)	(0.66)	0.00	0.00
Class A
06/30/2011 - 09/30/2011+	10.00	0.04	(0.70)	(0.66)	0.00	0.00
Class C
06/30/2011 - 09/30/2011+	10.00	0.04	(0.72)	(0.68)	0.00	0.00
Class R
06/30/2011 - 09/30/2011+	10.00	0.05	(0.72)	(0.67)	0.00	0.00
PIMCO RealRetirement® 2030 Fund
Institutional Class
04/01/2011 - 09/30/2011+	$7.93	$0.15	$(0.59)	$(0.44)	$(0.12)	$0.00
03/31/2011	7.76	0.59	0.22	0.81	(0.64)	0.00
03/31/2010	5.92	0.37	1.78	2.15	(0.24)	(0.07)
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	7.93	0.14	(0.59)	(0.45)	(0.11)	0.00
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)
Class D
04/01/2011 - 09/30/2011+	7.89	0.13	(0.59)	(0.46)	(0.10)	0.00
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	7.89	0.13	(0.59)	(0.46)	(0.10)	0.00
03/31/2011	7.73	0.54	0.22	0.76	(0.60)	0.00
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	7.84	0.10	(0.57)	(0.47)	(0.08)	0.00
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)
Class R
04/01/2011 - 09/30/2011+	7.90	0.12	(0.59)	(0.47)	(0.09)	0.00
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)
PIMCO RealRetirement® 2035 Fund
Institutional Class
06/30/2011 - 09/30/2011+	$10.00	$0.08	$(0.96)	$(0.88)	$0.00	$0.00
Administrative Class
06/30/2011 - 09/30/2011+	10.00	0.07	(0.96)	(0.89)	0.00	0.00
Class D
06/30/2011 - 09/30/2011+	10.00	0.07	(0.97)	(0.90)	0.00	0.00
Class A
06/30/2011 - 09/30/2011+	10.00	0.06	(0.96)	(0.90)	0.00	0.00
Class C
06/30/2011 - 09/30/2011+	10.00	0.04	(0.95)	(0.91)	0.00	0.00
Class R
06/30/2011 - 09/30/2011+	10.00	0.06	(0.96)	(0.90)	0.00	0.00

+	Unaudited
*	Annualized

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$9.35	(6.50)%	$2,806	0.26	%*	0.75	%*	0.26	%*	0.75	%*	2.86	%*	0	%**

0.00	9.35	(6.50)	9	0.51	*	1.00	*	0.51	*	1.00	*	2.61	*	0	**

0.00	9.34	(6.60)	21	0.76	*	1.25	*	0.76	*	1.25	*	2.98	*	0	**

0.00	9.34	(6.60)	49	0.76	*	1.25	*	0.76	*	1.25	*	1.79	*	0	**

0.00	9.32	(6.80)	9	1.51	*	2.00	*	1.51	*	2.00	*	1.58	*	0	**

0.00	9.33	(6.70)	9	1.01	*	1.50	*	1.01	*	1.50	*	2.08	*	0	**

$(0.12)	$7.37	(5.61)%	$4,285	0.35	%*	0.80	%*	0.35	%*	0.80	%*	3.78	%*	1	%**
(0.64)	7.93	10.83	4,098	0.44		0.80		0.44		0.80		7.43		3	**
(0.31)	7.76	36.55	3,607	0.41		0.80		0.41		0.80		5.08		9
(1.40)	5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233
0.00	10.00	0.00	3,000	0.16	*	0.16	*	0.16	*	0.16	*	(0.16	)*	N/A

(0.11)	7.37	(5.73)	11	0.60	*	1.05	*	0.60	*	1.05	*	3.50	*	1	**
(0.63)	7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3	**
(0.30)	7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9
(1.38)	5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233

(0.10)	7.33	(5.84)	1,692	0.87	*(b)	1.32	*(b)	0.87	*(b)	1.32	*(b)	3.36	*	1	**
(0.60)	7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3	**
(0.28)	7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9
(1.36)	5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	N/A

(0.10)	7.33	(5.84)	1,235	0.87	*(b)	1.32	*(b)	0.87	*(b)	1.32	*(b)	3.35	*	1	**
(0.60)	7.89	10.14	941	1.04		1.40		1.04		1.40		6.85		3	**
(0.28)	7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9
(1.37)	5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	N/A

(0.08)	7.29	(6.10)	1,338	1.62	*(b)	2.07	*(b)	1.62	*(b)	2.07	*(b)	2.56	*	1	**
(0.55)	7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3	**
(0.24)	7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9
(1.36)	5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233

(0.09)	7.34	(5.97)	251	1.12	*(b)	1.57	*(b)	1.12	*(b)	1.57	*(b)	2.99	*	1	**
(0.58)	7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		0	**
(0.27)	7.74	35.37	2	1.34		1.65		1.34		1.65		6.18		9
(1.35)	5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

$0.00	$9.12	(8.80)%	$2,757	0.31	%*	0.80	%*	0.31	%*	0.80	%*	3.14	%*	1	%**

0.00	9.11	(8.90)	9	0.56	*	1.05	*	0.56	*	1.05	*	2.89	*	1	**

0.00	9.10	(9.00)	10	0.81	*	1.30	*	0.81	*	1.30	*	2.81	*	1	**

0.00	9.10	(9.00)	11	0.81	*	1.30	*	0.81	*	1.30	*	2.60	*	1	**

0.00	9.09	(9.10)	9	1.56	*	2.05	*	1.56	*	2.05	*	1.84	*	1	**

0.00	9.10	(9.00)	9	1.06	*	1.55	*	1.06	*	1.55	*	2.38	*	1	**

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.30%.

Semiannual Report	September 30, 2011	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO RealRetirement® 2040 Fund
Institutional Class
04/01/2011 - 09/30/2011+	$7.84	$0.16	$(0.79)	$(0.63)	$(0.14)	$0.00
03/31/2011	7.65	0.71	0.25	0.96	(0.77)	0.00
03/31/2010	5.35	0.43	2.19	2.62	(0.28)	(0.04)
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	7.83	0.15	(0.80)	(0.65)	(0.13)	0.00
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)
6/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)
Class D
04/01/2011 - 09/30/2011+	7.79	0.15	(0.81)	(0.66)	(0.12)	0.00
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	7.78	0.14	(0.79)	(0.65)	(0.12)	0.00
03/31/2011	7.60	0.54	0.37	0.91	(0.73)	0.00
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	7.74	0.11	(0.78)	(0.67)	(0.10)	0.00
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)
Class R
04/01/2011 - 09/30/2011+	7.79	0.13	(0.79)	(0.66)	(0.11)	0.00
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)

PIMCO RealRetirement® 2050 Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.18	$0.19	$(0.97)	$(0.78)	$(0.17)	$0.00
03/31/2011	7.99	0.76	0.23	0.99	(0.80)	0.00
03/31/2010	5.31	0.47	2.46	2.93	(0.18)	(0.07)
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	8.16	0.17	(0.96)	(0.79)	(0.16)	0.00
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)
Class D
04/01/2011 - 09/30/2011+	8.11	0.15	(0.96)	(0.81)	(0.14)	0.00
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.11	0.18	(0.98)	(0.80)	(0.15)	0.00
03/31/2011	7.94	0.70	0.23	0.93	(0.76)	0.00
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.14)	$7.07	(8.16)%	$3,544	0.39	%*	0.85	%*	0.39	%*	0.85	%*	4.17	%*	6	%**
(0.77)	7.84	13.10	3,709	0.46		0.85		0.46		0.85		9.11		7	**
(0.32)	7.65	49.11	3,257	0.45		0.85		0.45		0.85		6.04		13
(1.38)	5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244
0.00	10.00	0.00	3,000	0.24	*	0.24	*	0.24	*	0.24	*	(0.24	)*	N/A

(0.13)	7.05	(8.41)	10	0.64	*	1.10	*	0.64	*	1.10	*	3.88	*	6	**
(0.76)	7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7	**
(0.31)	7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13
(1.37)	5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244

(0.12)	7.01	(8.54)	867	0.91	*(b)	1.37	*(b)	0.91	*(b)	1.37	*(b)	3.87	*	6	**
(0.73)	7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7	**
(0.29)	7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13
(1.36)	5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	N/A

(0.12)	7.01	(8.45)	1,056	0.91	*(b)	1.37	*(b)	0.91	*(b)	1.37	*(b)	3.59	*	6	**
(0.73)	7.78	12.49	1,150	1.06		1.45		1.06		1.45		6.97		7	**
(0.29)	7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13
(1.36)	5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	N/A

(0.10)	6.97	(8.78)	130	1.66	*(b)	2.12	*(b)	1.66	*(b)	2.12	*(b)	3.00	*	6	**
(0.68)	7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7	**
(0.26)	7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13
(1.34)	5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244

(0.11)	7.02	(8.55)	96	1.16	*(b)	1.62	*(b)	1.16	*(b)	1.62	*(b)	3.30	*	6	**
(0.71)	7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7	**
(0.28)	7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13
(1.36)	5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244

$(0.17)	$7.23	(9.71)%	$3,622	0.39	%*	0.85	%*	0.39	%*	0.85	%*	4.67	%*	15	%**
(0.80)	8.18	12.95	3,748	0.47		0.85		0.47		0.85		9.33		9	**
(0.25)	7.99	55.35	3,183	0.42		0.85		0.42		0.85		6.50		14
(1.24)	5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227
0.00	10.00	0.00	3,000	0.29	*	0.29	*	0.29	*	0.29	*	(0.29	)*	N/A

(0.16)	7.21	(9.84)	10	0.64	*	1.10	*	0.64	*	1.10	*	4.32	*	15	**
(0.78)	8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9	**
(0.24)	7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14
(1.23)	5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227

(0.14)	7.16	(10.09)	1,441	0.91	*(b)	1.37	*(b)	0.91	*(b)	1.37	*(b)	3.86	*	15	**
(0.77)	8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9	**
(0.23)	7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14
(1.21)	5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	N/A

(0.15)	7.16	(9.97)	296	0.91	*(b)	1.37	*(b)	0.91	*(b)	1.37	*(b)	4.65	*	15	**
(0.76)	8.11	12.19	204	1.07		1.45		1.07		1.45		8.71		9	**
(0.23)	7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14
(1.21)	5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	N/A

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.30%.

Semiannual Report	September 30, 2011	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO RealRetirement® 2050 Fund (Cont.)
Class C
04/01/2011 - 09/30/2011+	$8.05	$0.13	$(0.96)	$(0.83)	$(0.12)	$0.00
03/31/2011	7.89	0.64	0.23	0.87	(0.71)	0.00
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)
Class R
04/01/2011 - 09/30/2011+	8.11	0.12	(0.93)	(0.81)	(0.13)	0.00
03/31/2011	7.94	0.65	0.26	0.91	(0.74)	0.00
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)

PIMCO Global Multi-Asset Fund
Institutional Class
04/01/2011 - 09/30/2011+	$12.04	$0.13	$(0.94)	$(0.81)	$(0.15)	$0.00
03/31/2011	11.20	0.48	1.08	1.56	(0.50)	(0.22)
03/31/2010	9.31	0.29	2.23	2.52	(0.49)	(0.14)
10/29/2008 - 03/31/2009	10.00	0.41	(0.78)	(0.37)	(0.32)	0.00
Class P
04/01/2011 - 09/30/2011+	12.03	0.12	(0.92)	(0.80)	(0.15)	0.00
03/31/2011	11.19	0.51	1.04	1.55	(0.49)	(0.22)
03/31/2010	9.31	0.31	2.20	2.51	(0.49)	(0.14)
10/29/2008 - 03/31/2009	10.00	0.46	(0.83)	(0.37)	(0.32)	0.00
Class D
04/01/2011 - 09/30/2011+	11.98	0.09	(0.92)	(0.83)	(0.12)	0.00
03/31/2011	11.15	0.41	1.08	1.49	(0.44)	(0.22)
03/31/2010	9.30	0.22	2.23	2.45	(0.46)	(0.14)
10/29/2008 - 03/31/2009	10.00	0.15	(0.53)	(0.38)	(0.32)	0.00
Class A
04/01/2011 - 09/30/2011+	11.97	0.09	(0.91)	(0.82)	(0.12)	0.00
03/31/2011	11.14	0.41	1.08	1.49	(0.44)	(0.22)
03/31/2010	9.30	0.22	2.22	2.44	(0.46)	(0.14)
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00
Class C
04/01/2011 - 09/30/2011+	11.87	0.05	(0.92)	(0.87)	(0.08)	0.00
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00
Class R
04/01/2011 - 09/30/2011+	11.93	0.08	(0.92)	(0.84)	(0.11)	0.00
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.30%.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.12)	$7.10	(10.42)%	$199	1.66	%*(b)	2.12	%*(b)	1.66	%*(b)	2.12	%*(b)	3.23	%*	15	%**
(0.71)	8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9	**
(0.21)	7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14
(1.20)	5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227

(0.13)	7.17	(10.08)	16	1.16	*(b)	1.62	*(b)	1.16	*(b)	1.62	*(b)	2.94	*	15	**
(0.74)	8.11	11.86	32	1.32		1.70		1.32		1.70		8.12		9	**
(0.22)	7.94	54.10	26	1.27		1.70		1.27		1.70		6.32		14
(1.21)	5.30	(32.94)	11	1.23	*	6.10	*	1.23	*	6.10	*	2.84	*	227

$(0.15)	$11.08	(6.78)%	$1,900,775	0.50	%*	0.98	%*	0.50	%*	0.98	%*	2.15	%*	33	%**
(0.72)	12.04	14.34	1,750,218	0.54		0.97		0.54		0.97		4.20		71	**
(0.63)	11.20	27.20	951,110	0.69		0.95		0.69		0.95		2.60		217
(0.32)	9.31	(3.78)	191,340	0.52	*	1.10	*	0.52	*	1.10	*	10.40	*	83

(0.15)	11.08	(6.74)	667,334	0.60	*	1.08	*	0.60	*	1.08	*	2.08	*	33	**
(0.71)	12.03	14.26	504,342	0.64		1.07		0.64		1.07		4.39		71	**
(0.63)	11.19	27.06	164,760	0.78		1.05		0.78		1.05		2.77		217
(0.32)	9.31	(3.80)	10	0.62	*	1.15	*	0.62	*	1.15	*	11.59	*	83

(0.12)	11.03	(6.98)	233,010	1.10	*	1.58	*	1.10	*	1.58	*	1.55	*	33	**
(0.66)	11.98	13.71	222,235	1.14		1.57		1.14		1.57		3.54		71	**
(0.60)	11.15	26.39	121,844	1.29		1.55		1.29		1.55		2.02		217
(0.32)	9.30	(3.92)	17,099	1.12	*	1.82	*	1.12	*	1.82	*	3.89	*	83

(0.12)	11.03	(6.90)	1,145,117	1.10	*	1.58	*	1.10	*	1.58	*	1.56	*	33	**
(0.66)	11.97	13.72	1,030,403	1.14		1.57		1.14		1.57		3.61		71	**
(0.60)	11.14	26.30	548,302	1.29		1.55		1.29		1.55		2.05		217
(0.32)	9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83

(0.08)	10.92	(7.35)	810,244	1.85	*	2.33	*	1.85	*	2.33	*	0.80	*	33	**
(0.59)	11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90		71	**
(0.57)	11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217
(0.32)	9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83

(0.11)	10.98	(7.10)	14,771	1.35	*	1.83	*	1.35	*	1.83	*	1.32	*	33	**
(0.65)	11.93	13.39	11,560	1.39		1.82		1.39		1.82		4.46		71	**
(0.59)	11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217
(0.31)	9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83

Semiannual Report	September 30, 2011	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund

Assets:
Investments, at value	$0	$0	$2,577	$131	$2,647
Investments in Affiliates, at value	23,015,658	18,257,929	9,506	2,943	9,362
Repurchase agreements, at value	1,523	0	492	0	0
Cash	0	0	492	40	83
Deposits with counterparty	0	0	0	95	0
Foreign currency, at value	0	0	0	0	0
Receivable for investments sold	0	0	7	3	10
Receivable for investments in Affiliates sold	71,236	48,030	0	0	0
Receivable for Fund shares sold	27,221	61,327	0	0	27
Dividends receivable from Affiliates	50,767	34,948	14	4	11
Manager reimbursement receivable	1,432	205	0	0	0
OTC swap premiums paid	0	0	7	0	10
Unrealized appreciation on foreign currency contracts	0	0	4	0	3
Unrealized appreciation on OTC swap agreements	0	0	24	0	32
	23,167,837	18,402,439	13,123	3,216	12,185

Liabilities:
Payable for investments purchased	$0	$0	$503	$5	$16
Payable for investments in Affiliates purchased	129,011	132,608	139	4	11
Payable for Fund shares redeemed	53,408	33,810	5	0	20
Payable for line of credit	0	4,698,693	0	0	0
Overdraft due to custodian	0	595	0	0	0
Written options outstanding	0	0	32	9	41
Accrued investment advisory fees	3,655	2,428	3	1	2
Accrued supervisory and administrative fees	2,208	1,946	2	0	3
Accrued distribution fees	1,222	1,319	1	0	1
Accrued servicing fees	815	1,048	1	0	1
Variation margin payable on financial derivative instruments	0	0	0	0	0
OTC swap premiums received	0	0	3	0	5
Unrealized depreciation on foreign currency contracts	0	0	18	0	21
	190,319	4,872,447	707	19	121

Net Assets	$22,977,518	$13,529,992	$12,416	$3,197	$12,064

Net Assets Consist of:
Paid in capital	$25,455,046	$14,477,891	$12,890	$3,304	$12,880
Undistributed net investment income	173,526	132,581	63	19	48
Accumulated undistributed net realized gain (loss)	(1,839,743)	(242,801)	214	21	244
Net unrealized (depreciation)	(811,311)	(837,679)	(751)	(147)	(1,108)
	$22,977,518	$13,529,992	$12,416	$3,197	$12,064

Cost of Investments	$0	$0	$2,618	$150	$2,715
Cost of Investments in Affiliates	$23,826,969	$19,095,608	$10,221	$3,069	$10,407
Cost of Repurchase Agreements	$1,523	$0	$492	$0	$0
Cost of Foreign Currency Held	$0	$0	$0	$0	$0
Premiums Received on Written Options	$0	$0	$25	$7	$32

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund

$176	$1,909	$276	$778	$810
2,542	6,784	2,354	4,873	4,630
0	0	0	0	0
90	119	93	50	79
113	25	105	42	45
0	0	0	0	1
3	11	3	11	11
0	0	0	0	0
0	26	0	4	63
3	6	2	3	2
0	0	0	0	0
0	7	0	6	7
0	0	0	0	1
0	28	0	20	21
2,927	8,915	2,833	5,787	5,670

$5	$16	$5	$16	$16
3	6	2	3	2
0	6	0	0	0
0	0	0	0	0
0	0	0	0	0
15	45	20	41	42
1	2	1	2	1
0	2	0	1	1
0	1	0	0	0
0	0	0	0	0
0	1	0	1	1
0	5	0	3	3
0	19	0	17	20
24	103	28	84	86

$2,903	$8,812	$2,805	$5,703	$5,584

$3,102	$9,790	$3,078	$6,698	$6,708
22	58	23	40	33
21	161	11	162	13
(242)	(1,197)	(307)	(1,197)	(1,170)
$2,903	$8,812	$2,805	$5,703	$5,584

$202	$2,001	$331	$922	$942
$2,755	$7,881	$2,602	$5,908	$5,652
$0	$0	$0	$0	$0
$0	$0	$0	$0	$1
$12	$35	$16	$33	$33

Semiannual Report	September 30, 2011	35

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund

Net Assets:
Institutional Class	$17,656,943	$5,892,035	$4,863	$2,917	$5,222
Class P	698,911	2,120,856	NA	NA	NA
Administrative Class	292,780	NA	22	10	352
Class D	758,128	863,716	1,240	111	2,517
Class A	1,832,809	2,689,837	4,804	75	2,146
Class B	60,670	NA	NA	NA	NA
Class C	1,618,705	1,963,548	1,435	74	1,005
Class R	58,572	NA	52	10	822

Shares Issued and Outstanding:
Institutional Class	1,534,720	583,734	580	302	659
Class P	60,740	210,297	NA	NA	NA
Administrative Class	25,498	NA	3	1	44
Class D	66,290	86,256	148	12	319
Class A	160,519	268,059	576	8	272
Class B	5,349	NA	NA	NA	NA
Class C	143,379	197,497	173	8	128
Class R	5,154	NA	6	1	104

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$11.50	$10.09	$8.39	$9.67	$7.93
Class P	11.51	10.09	NA	NA	NA
Administrative Class	11.48	NA	8.38	9.67	8.06
Class D	11.44	10.01	8.35	9.66	7.89
Class A	11.42	10.03	8.34	9.67	7.88
Class B	11.34	NA	NA	NA	NA
Class C	11.29	9.94	8.30	9.65	7.88
Class R	11.36	NA	8.35	9.66	7.89

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund

$2,806	$4,285	$2,757	$3,544	$3,622
NA	NA	NA	NA	NA
9	11	9	10	10
21	1,692	10	867	1,441
49	1,235	11	1,056	296
NA	NA	NA	NA	NA
9	1,338	9	130	199
9	251	9	96	16

300	581	303	502	501
NA	NA	NA	NA	NA
1	1	1	1	1
2	231	1	124	201
5	169	1	151	41
NA	NA	NA	NA	NA
1	184	1	19	28
1	34	1	14	2

$9.35	$7.37	$9.12	$7.07	$7.23
NA	NA	NA	NA	NA
9.35	7.37	9.11	7.05	7.21
9.34	7.33	9.10	7.01	7.16
9.34	7.33	9.10	7.01	7.16
NA	NA	NA	NA	NA
9.32	7.29	9.09	6.97	7.10
9.33	7.34	9.10	7.02	7.17

Semiannual Report	September 30, 2011	37

Consolidated Statement of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Global Multi-Asset Fund

Assets:
Investments, at value	$2,586,525
Investments in Affiliates, at value	2,521,313
Repurchase agreements, at value	9,784
Cash	1,657
Deposits with counterparty	261
Foreign currency, at value	1,807
Receivable for investments sold	312,568
Receivable for Fund shares sold	27,871
Interest and dividends receivable	12,003
Dividends receivable from Affiliates	3,878
Variation margin receivable on financial derivative instruments	1,891
Manager reimbursement receivable	127
OTC swap premiums paid	9,225
Unrealized appreciation on foreign currency contracts	91,360
Unrealized appreciation on OTC swap agreements	27,004
5,607,274

Liabilities:
Payable for investments purchased	$23,314
Payable for investments in Affiliates purchased	3,878
Payable for investments purchased on a delayed-delivery basis	256,608
Payable for short sales	301,964
Deposits from counterparty	138,925
Payable for Fund shares redeemed	9,177
Written options outstanding	46,577
Accrued investment advisory fees	2,085
Accrued supervisory and administrative fees	1,059
Accrued distribution fees	549
Accrued servicing fees	445
Variation margin payable on financial derivative instruments	10,626
OTC swap premiums received	5,449
Unrealized depreciation on foreign currency contracts	16,714
Unrealized depreciation on OTC swap agreements	18,652
Other liabilities	1
836,023

Net Assets	$4,771,251

Net Assets Consist of:
Paid in capital	$4,878,589
Undistributed net investment income	21,385
Accumulated undistributed net realized gain	108,297
Net unrealized (depreciation)	(237,020)
$4,771,251

Cost of Investments	$2,758,909
Cost of Investments in Affiliates	$2,677,086
Cost of Repurchase Agreements	$9,784
Cost of Foreign Currency Held	$1,817
Proceeds Received on Short Sales	$299,553
Premiums Received on Written Options	$44,331

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO Global Multi-Asset Fund

Net Assets:
Institutional Class	$1,900,775
Class P	667,334
Class D	233,010
Class A	1,145,117
Class C	810,244
Class R	14,771

Shares Issued and Outstanding:
Institutional Class	171,494
Class P	60,254
Class D	21,134
Class A	103,876
Class C	74,239
Class R	1,346

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$11.08
Class P	11.08
Class D	11.03
Class A	11.03
Class C	10.92
Class R	10.98

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

Semiannual Report	September 30, 2011	39

Statements of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2015 Fund (1)	PIMCO RealRetirement® 2020 Fund

Investment Income:
Interest	$18	$13	$1	$0	$2
Dividends from Affiliate investments	637,510	433,369	190	22	215
Total Income	637,528	433,382	191	22	217

Expenses:
Investment advisory fees	20,613	12,465	36	6	41
Supervisory and administrative fees	12,807	10,539	11	0	14
Distribution and/or servicing fees - Administrative Class	369	0	0	0	0
Distribution fees - Class B	281	0	0	0	0
Distribution fees - Class C	6,328	6,905	4	0	4
Distribution fees - Class R	70	0	0	0	1
Servicing fees - Class A	2,424	3,189	5	0	3
Servicing fees - Class B	94	0	0	0	0
Servicing fees - Class C	2,110	2,302	1	0	2
Servicing fees - Class R	70	0	0	0	1
Trustees’ fees	0	0	0	0	0
Interest expense	7	28,120	0	0	0
Total Expenses	45,173	63,520	57	6	66
Waiver and/or Reimbursement by PIMCO	(7,486)	(622)	(23)	(3)	(26)
Net Expenses	37,687	62,898	34	3	40

Net Investment Income	599,841	370,484	157	19	177

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	0	0	213	11	226
Net realized gain (loss) on Affiliate investments	159,944	(94,619)	(52)	0	(65)
Net realized gain on futures contracts, written options and swaps	0	0	47	11	48
Net realized gain (loss) on foreign currency transactions	0	0	56	(1)	54
Net change in unrealized (depreciation) on investments	0	0	(174)	(19)	(203)
Net change in unrealized (depreciation) on Affiliate investments	(2,004,685)	(989,835)	(325)	(126)	(631)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	15	(2)	23
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	(23)	0	(26)
Net (Loss)	(1,844,741)	(1,084,454)	(243)	(126)	(574)

Net Decrease in Net Assets Resulting from Operations	$(1,244,900)	$(713,970)	$(86)	$(107)	$(397)

(1)	Period from June 30, 2011 to September 30, 2011.

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealRetirement® 2025 Fund (1)	PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2035 Fund (1)	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund

$0	$0	$0	$137	$0
24	176	26	0	168
24	176	26	137	168

5	32	6	24	28
1	10	1	5	9
0	0	0	0	0
0	0	0	0	0
0	6	0	1	1
0	0	0	0	0
0	1	0	2	0
0	0	0	0	0
0	2	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
6	51	7	32	38
(4)	(19)	(4)	(14)	(16)
2	32	3	18	22

22	144	23	119	146

16	231	19	231	210
0	1	0	1	(45)
6	(9)	(7)	(27)	(63)
(1)	44	(1)	34	40
(26)	(244)	(55)	(302)	(300)
(213)	(676)	(248)	(556)	(630)
(3)	11	(4)	0	3
0	(31)	0	(26)	(28)
(221)	(673)	(296)	(645)	(813)

$(199)	$(529)	$(273)	$(526)	$(667)

Semiannual Report	September 30, 2011	41

Consolidated Statement of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO Global Multi-Asset Fund

Investment Income:
Interest	$14,942
Dividends	6,576
Dividends from Affiliate investments	40,798
Miscellaneous income	2
Total Income	62,318

Expenses:
Investment advisory fees	21,623
Supervisory and administrative fees	5,821
Distribution fees - Class C	3,034
Distribution fees - Class R	18
Servicing fees - Class A	1,445
Servicing fees - Class C	1,011
Servicing fees - Class R	17
Interest expense	23
Total Expenses	32,992
Waiver by PIMCO	(11,143)
Net Expenses	21,849

Net Investment Income	40,469

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	26,939
Net realized gain on Affiliate investments	8,033
Net realized gain on futures contracts, written options and swaps	29,543
Net realized gain on foreign currency transactions	9,187
Net change in unrealized (depreciation) on investments	(263,470)
Net change in unrealized (depreciation) on Affiliate investments	(288,008)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(15,915)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	97,577
Net (Loss)	(396,114)

Net (Decrease) in Net Assets Resulting from Operations	$(355,645)

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund		PIMCO RealRetirement® 2010 Fund		PIMCO RealRetirement® 2015 Fund	PIMCO RealRetirement® 2020 Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from June 30, 2011 to September 30, 2011 (Unaudited)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$599,841	$1,421,356	$370,484	$562,079	$157	$466	$19	$177	$562
Net realized gain	0	0	0	0	316	46	21	328	50
Net realized gain (loss) on Affiliate investments	159,944	343,466	(94,619)	(54,587)	(52)	0	0	(65)	0
Net capital gain distributions received from Underlying Funds	0	88,218	0	46,488	0	25	0	0	26
Net change in unrealized appreciation (depreciation)	0	0	0	0	(182)	47	(21)	(206)	45
Net change in unrealized appreciation (depreciation) on Affiliate investments	(2,004,685)	468,983	(989,835)	109,051	(325)	(6)	(126)	(631)	23
Net increase (decrease) resulting from operations	(1,244,900)	2,322,023	(713,970)	663,031	(86)	578	(107)	(397)	706

Distributions to Shareholders:
From net investment income
Institutional Class	(425,509)	(1,071,409)	(123,705)	(244,879)	(71)	(308)	0	(74)	(299)
Class P	(16,142)	(31,632)	(43,809)	(74,786)	0	0	0	0	0
Administrative Class	(6,670)	(17,226)	0	0	0	(1)	0	(5)	(14)
Class D	(17,558)	(40,774)	(17,105)	(34,659)	(10)	(23)	0	(28)	(90)
Class A	(41,057)	(110,483)	(52,932)	(112,081)	(44)	(116)	0	(26)	(100)
Class B	(1,200)	(6,418)	0	0	0	0	0	0	0
Class C	(30,695)	(87,638)	(32,450)	(70,546)	(12)	(24)	0	(9)	(44)
Class R	(1,175)	(1,942)	0	0	(1)	(7)	0	(9)	(41)
From net realized capital gains
Institutional Class	0	0	0	(10,538)	0	0	0	0	0
Class P	0	0	0	(3,141)	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0	0
Class D	0	0	0	(1,595)	0	0	0	0	0
Class A	0	0	0	(5,077)	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0	0
Class C	0	0	0	(3,532)	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0

Total Distributions	(540,006)	(1,367,522)	(270,001)	(560,834)	(138)	(479)	0	(151)	(588)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	3,566,847	5,189,479	4,101,566	6,261,915	3,527	3,479	3,304	1,704	4,423

Total Increase (Decrease) in Net Assets	1,781,941	6,143,980	3,117,595	6,364,112	3,303	3,578	3,197	1,156	4,541

Net Assets:
Beginning of period	21,195,577	15,051,597	10,412,397	4,048,285	9,113	5,535	0	10,908	6,367
End of period*	$22,977,518	$21,195,577	$13,529,992	$10,412,397	$12,416	$9,113	$3,197	$12,064	$10,908

*Including undistributed net investment income of:	$173,526	$113,691	$132,581	$32,098	$63	$44	$19	$48	$22

**	See note 13 in the Notes to Financial Statements.

Semiannual Report	September 30, 2011	43

Statements of Changes in Net Assets (Cont.)

	PIMCO RealRetirement® 2025 Fund	PIMCO RealRetirement® 2030 Fund		PIMCO RealRetirement® 2035 Fund	PIMCO RealRetirement® 2040 Fund		PIMCO RealRetirement® 2050 Fund

(Amounts in thousands)	Period from June 30, 2011 to September 30, 2011 (Unaudited)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from June 30, 2011 to September 30, 2011 (Unaudited)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$22	$144	$487	$23	$119	$428	$146	$527
Net realized gain	21	266	51	11	238	64	187	60
Net realized gain (loss) on Affiliate investments	0	1	0	0	1	(12)	(45)	(33)
Net capital gain distributions received from Underlying Funds	0	0	13	0	0	8	0	6
Net change in unrealized appreciation (depreciation)	(29)	(264)	71	(59)	(328)	90	(325)	101
Net change in unrealized appreciation (depreciation) on Affiliate investments	(213)	(676)	48	(248)	(556)	9	(630)	11
Net increase (decrease) resulting from operations	(199)	(529)	670	(273)	(526)	587	(667)	672

Distributions to Shareholders:
From net investment income
Institutional Class	0	(65)	(306)	0	(69)	(345)	(81)	(335)
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	(1)	0	0	(1)	0	(1)
Class D	0	(20)	(76)	0	(13)	(48)	(42)	(207)
Class A	0	(15)	(53)	0	(18)	(38)	(5)	(12)
Class B	0	0	0	0	0	0	0	0
Class C	0	(15)	(81)	0	(2)	(4)	(4)	(15)
Class R	0	(3)	(17)	0	(2)	(35)	0	(3)
From net realized capital gains
Institutional Class	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	0	(118)	(534)	0	(104)	(471)	(132)	(573)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	3,102	1,387	1,800	3,078	706	1,394	(606)	3,166

Total Increase (Decrease) in Net Assets	2,903	740	1,936	2,805	76	1,510	(1,405)	3,265

Net Assets:
Beginning of period	0	8,072	6,136	0	5,627	4,117	6,989	3,724
End of period*	$2,903	$8,812	$8,072	$2,805	$5,703	$5,627	$5,584	$6,989

*Including undistributed net investment income of:	$22	$58	$32	$23	$40	$25	$33	$19

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands)	Six Months Ended to September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$40,469	$107,785
Net realized gain	65,669	142,681
Net realized gain on Affiliate investments	8,033	564
Net capital gain distributions received from Underlying Funds	0	4,582
Net change in unrealized appreciation (depreciation)	(181,808)	55,612
Net change in unrealized appreciation (depreciation) on Affiliate investments	(288,008)	82,756
Net increase (decrease) resulting from operations	(355,645)	393,980

Distributions to Shareholders:
From net investment income
Institutional Class	(24,444)	(54,193)
Class P	(7,826)	(12,670)
Administrative Class	0	0
Class D	(2,439)	(7,015)
Class A	(11,896)	(30,456)
Class B	0	0
Class C	(5,763)	(17,089)
Class R	(134)	(252)
From net realized capital gains
Institutional Class	0	(23,413)
Class P	0	(5,742)
Administrative Class	0	0
Class D	0	(3,408)
Class A	0	(15,288)
Class B	0	0
Class C	0	(10,079)
Class R	0	(132)

Total Distributions	(52,502)	(179,737)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	946,324	1,899,125

Total Increase in Net Assets	538,177	2,113,368

Net Assets:
Beginning of period	4,233,074	2,119,706
End of period*	$4,771,251	$4,233,074

*Including undistributed net investment income of:	$21,385	$33,418

**	See note 13 in the Notes to Financial Statements.

Semiannual Report	September 30, 2011	45

Statement of Cash Flows

Period Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO All Asset All Authority Fund

Decrease in Cash from:

Cash flows used for operating activities:

Net decrease in net assets resulting from operations	$(713,970)

Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(12,386,295)
Proceeds from sales of long-term securities	6,476,492
Proceeds from sales of short-term portfolio investments, net	7,601
Increase in receivable for investments sold	(10,177)
Increase in interest and dividends receivable	(8,025)
Increase in payable for investments purchased	14,279
Increase in accrued investment advisory fees	717
Increase in accrued supervisory and administrative fees	87
Increase in accrued distribution fees	354
Increase in accrued servicing fees	273
Decrease in recoupment payable to PIMCO	(205)
Change in unrealized depreciation on Affiliate investments	989,835
Net realized loss on Affiliate investments	94,619
Net cash used for operating activities	(5,534,415)

Cash flows received from financing activities:
Proceeds from shares sold	5,440,458
Payment on shares redeemed	(1,542,531)
Cash dividend paid*	(64,108)
Net borrowing of line of credit	1,700,000
Increase in overdraft due to custodian	595
Net cash received from financing activities	5,534,414

Net Decrease in Cash	(1)

Cash:
Beginning of period	1
End of period	$0

* Reinvestment of dividends	$205,893

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$28,120

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 100.2%
PIMCO CommoditiesPLUSTM Strategy Fund	79,536,467	$850,245
PIMCO CommodityRealReturn Strategy Fund®	116,880,120	863,744
PIMCO Convertible Fund	63,656,066	806,522
PIMCO Credit Absolute Return Fund	6,000,000	58,500
PIMCO Diversified Income Fund	88,182,416	971,770
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	229,994,856	1,885,958
PIMCO Emerging Local Bond Fund	94,370,676	943,707
PIMCO Emerging Markets Bond Fund	32,693,142	354,394
PIMCO Emerging Markets Currency Fund	149,775,244	1,493,259
PIMCO EqS Emerging Markets Fund	7,593,441	58,697
PIMCO EqS Pathfinder FundTM	56,567,801	523,252
PIMCO Floating Income Fund	219,006,372	1,769,572
PIMCO Foreign Bond Fund (Unhedged)	14,632,060	162,123
PIMCO Fundamental Advantage Total Return Strategy Fund	316,467,295	1,303,845
PIMCO Fundamental IndexPLUS® TR Fund	83,435,991	402,996
PIMCO Global Advantage Strategy Bond Fund	48,466,290	547,184
PIMCO High Yield Fund	158,124,924	1,361,456

	SHARES	MARKET VALUE (000S)
PIMCO High Yield Spectrum Fund	38,368,451	$357,978
PIMCO Income Fund	195,079,622	2,169,285
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	3,000,000	30,000
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	44,291,087	232,528
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	16,980,617	99,337
PIMCO Investment Grade Corporate Bond Fund	110,155,671	1,154,431
PIMCO Long Duration Total Return Fund	2,591,126	31,405
PIMCO Long-Term Credit Fund	58,046,963	720,363
PIMCO Long-Term U.S. Government Fund	990,476	12,856
PIMCO Low Duration Fund	638,849	6,567
PIMCO Real Return Asset Fund	132,602,976	1,676,102
PIMCO Real Return Fund	605,329	7,252
PIMCO RealEstateRealReturn Strategy Fund	135,667,379	592,867
PIMCO Senior Floating Rate Fund	20,179,824	195,744
PIMCO Short-Term Fund	1,178,180	11,511
PIMCO Small Cap StocksPLUS® TR Fund	16,240,224	96,467
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	3,000,000	30,000

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	46,619,665	$344,519
PIMCO StocksPLUS® Total Return Fund	24,324,359	167,108
PIMCO Total Return Fund	512,745	5,533
PIMCO Unconstrained Bond Fund	65,467,299	716,212

Total Mutual Funds (Cost $23,826,600)		23,015,289

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$ 1,523	1,523

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,554. Repurchase proceeds are $1,523.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.0%
	36,888	369

Total Short-Term Instruments (Cost $1,892)		1,892

Total Investments 100.2% (Cost $23,828,492)		$23,017,181

Other Assets and Liabilities (Net) (0.2%)		(39,663)

Net Assets 100.0%		$22,977,518

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$23,015,289	$0	$0	$23,015,289
Short-Term Instruments
Repurchase Agreements	0	1,523	0	1,523
PIMCO Short-Term Floating NAV Portfolio	369	0	0	369

	$23,015,658	$1,523	$0	$23,017,181

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	Semiannual Report	September 30, 2011	47

Schedule of Investments PIMCO All Asset All Authority Fund

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 134.6%
PIMCO CommoditiesPLUSTM Strategy Fund	75,243,875	$804,357
PIMCO CommodityRealReturn Strategy Fund®	98,554,229	728,316
PIMCO Convertible Fund	44,279,578	561,022
PIMCO Credit Absolute Return Fund	3,400,000	33,150
PIMCO Diversified Income Fund	60,378,544	665,371
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	135,057,433	1,107,471
PIMCO Emerging Local Bond Fund	95,082,093	950,821
PIMCO Emerging Markets Bond Fund	45,539,264	493,646
PIMCO Emerging Markets Currency Fund	136,319,192	1,359,102
PIMCO EqS Emerging Markets Fund	3,796,721	29,349
PIMCO EqS Pathfinder FundTM	45,401,086	419,960
PIMCO Floating Income Fund	142,225,144	1,149,179
PIMCO Foreign Bond Fund (Unhedged)	6,663,039	73,826
PIMCO Fundamental Advantage Total Return Strategy Fund	247,800,978	1,020,940
PIMCO Fundamental IndexPLUS® TR Fund	54,200,395	261,788

	SHARES	MARKET VALUE (000S)
PIMCO Global Advantage Strategy Bond Fund	14,640,734	$165,294
PIMCO High Yield Fund	142,259,167	1,224,851
PIMCO High Yield Spectrum Fund	17,332,563	161,713
PIMCO Income Fund	102,597,429	1,140,883
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	1,700,000	17,000
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	31,632,955	166,073
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	6,589,368	38,548
PIMCO Investment Grade Corporate Bond Fund	60,486,528	633,899
PIMCO Long Duration Total Return Fund	17,033,518	206,446
PIMCO Long-Term Credit Fund	16,417,141	203,737
PIMCO Long-Term U.S. Government Fund	21,121,492	274,157
PIMCO Low Duration Fund	238,780	2,455
PIMCO Real Return Asset Fund	79,316,268	1,002,558
PIMCO Real Return Fund	9,122,858	109,292
PIMCO RealEstateRealReturn Strategy Fund	148,989,205	651,083
PIMCO Senior Floating Rate Fund	9,080,921	88,085

	SHARES	MARKET VALUE (000S)
PIMCO Short- Term Fund	687,834	$6,720
PIMCO Small Cap StocksPLUS® TR Fund	28,481,228	169,178
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	1,700,000	17,000
PIMCO StocksPLUS® Fund	26,280,715	194,214
PIMCO StocksPLUS® Total Return Fund	22,019,330	151,273
PIMCO StocksPLUS® TR Short Strategy Fund	197,694,213	895,555
PIMCO Total Return Fund	16,016,459	172,817
PIMCO Unconstrained Bond Fund	78,768,250	861,725

Total Mutual Funds (Cost $19,050,533)		18,212,854

SHORT-TERM INSTRUMENTS 0.3%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.3%
	4,501,630	45,075

Total Short-Term Instruments (Cost $45,075)		45,075

Total Investments 134.9% (Cost $19,095,608)		$18,257,929

Other Assets and Liabilities (Net) (34.9%)		(4,727,937)

Net Assets 100.0%		$13,529,992

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$18,212,854	$0	$0	$18,212,854
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	45,075	0	0	45,075
	$18,257,929	$0	$0	$18,257,929

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2010 Fund

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 76.5%
PIMCO CommodityRealReturn Strategy Fund®	28,139	$208
PIMCO EqS Emerging Markets Fund	23,323	180
PIMCO EqS Pathfinder FundTM	22,181	205
PIMCO Global Advantage Strategy Bond Fund	36,839	416
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	79,046	462
PIMCO Low Duration Fund	118,168	1,215
PIMCO Real Return Fund	229,612	2,751
PIMCO RealEstateRealReturn Strategy Fund	85,831	375
PIMCO Small Cap StocksPLUS® TR Fund	5,953	35
PIMCO StocksPLUS® Fund	46,340	343
PIMCO Total Return Fund	306,280	3,305

Total Mutual Funds (Cost $10,211)		9,495

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 1.1%
Vanguard MSCI Emerging Markets ETF	3,900	$140

Total Exchange-Traded Funds (Cost $191)		140

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.7%

REPURCHASE AGREEMENTS 4.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$492	492

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $505. Repurchase proceeds are $492.)

SHORT-TERM NOTES 2.4%
Fannie Mae
0.045% due 11/09/2011	100	100
0.060% due 11/10/2011	100	100
Freddie Mac
0.060% due 11/04/2011	100	100

		300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 15.2%
0.021% due 10/20/2011 - 03/29/2012 (a)	$1,888	$1,887

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 0.1%
	1,074	11

Total Short-Term Instruments (Cost $2,690)		2,690

PURCHASED OPTIONS (e) 2.0%
(Cost $239)		250

Total Investments 101.3% (Cost $13,331)		$12,575

Written Options (f) (0.3%) (Premiums $25)		(32)

Other Assets and Liabilities (Net) (1.0%)		(127)

Net Assets 100.0%		$12,416

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	460	$11	$0	$11
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	1	0	1
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	2	(1)	3
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		60	8	3	5
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	3	1	2
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	3	1	2

							$28	$4	$24

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	5	$11	$19
Put - CBOE S&P 500 Index December Futures	1,100.000	12/17/2011	5	10	34
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	1	3	4
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	4	21	23
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	5	30	34

				$75	$114

See Accompanying Notes	Semiannual Report	September 30, 2011	49

Schedule of Investments PIMCO RealRetirement® 2010 Fund (Cont.)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	450	$5	$2
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		1,000	53	43
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,130	42	30

								$100	$75

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	MSX	$	1.200	12/05/2011	EUR	300	$1	$2
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		410	20	17
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	900	1	0
Call - OTC USD versus JPY	MSX		82.000	11/23/2011		200	1	1

							$23	$20

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 11.000	12/17/2011	66	$ 4	$ 6
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	3	0	1
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	33	6	11
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	74	8	3
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	164	17	13
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	44	6	7

				$ 41	$ 41

(f)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	3	$4	$(6)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	4	15	(18)

				$19	$(24)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 9.000	12/17/2011	66	$ 2	$(2)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	19	4	(6)

				$ 6	$(8)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 03/31/2011	0	$0
Sales	92	25
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	92	$25

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	41	10/2011	FBL	$2	$0	$2
Sell		41	10/2011	MSC	2	0	2
Buy	GBP	129	12/2011	CBK	0	(5)	(5)
Sell	JPY	22,537	10/2011	CBK	0	(12)	(12)
Sell		14,999	10/2011	RYL	0	(1)	(1)

					$4	$(18)	$(14)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$9,495	$0	$0	$9,495
Exchange-Traded Funds	140	0	0	140
Short-Term Instruments
Repurchase Agreements	0	492	0	492
Short-Term Notes	0	300	0	300
U.S. Treasury Bills	0	1,887	0	1,887
PIMCO Short-Term Floating NAV Portfolio	11	0	0	11
Purchased Options
Commodity Contracts	3	0	0	3
Equity Contracts	152	0	0	152
Foreign Exchange Contracts	0	20	0	20
Interest Rate Contracts	0	75	0	75
	$9,801	$2,774	$0	$12,575

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$24	$0	$24
Foreign Exchange Contracts	0	4	0	4
	$0	$28	$0	$28

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(32)	0	0	(32)
Foreign Exchange Contracts	0	(18)	0	(18)
	$(32)	$(18)	$0	$(50)

Totals	$9,769	$2,784	$0	$12,553

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$3	$0	$152	$20	$75	$250
Unrealized appreciation on foreign currency contracts	0	0	0	4	0	4
Unrealized appreciation on OTC swap agreements	0	24	0	0	0	24

	$3	$24	$152	$24	$75	$278

Liabilities:
Written options outstanding	$0	$0	$32	$0	$0	$32
Unrealized depreciation on foreign currency contracts	0	0	0	18	0	18

	$0	$0	$32	$18	$0	$50

See Accompanying Notes	Semiannual Report	September 30, 2011	51

Schedule of Investments PIMCO RealRetirement® 2010 Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$12	$(3)	$203	$212
Net realized gain on futures contracts, written options and swaps	0	5	23	0	19	47
Net realized (loss) on foreign currency transactions	0	0	0	(30)	0	(30)

	$0	$5	$35	$(33)	$222	$229

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(5)	$0	$54	$7	$(179)	$(123)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	26	(7)	0	(4)	15
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(23)	0	(23)

	$(5)	$26	$47	$(16)	$(183)	$(131)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$14	$0	$14
BRC	2	0	2
CBK	(17)	0	(17)
DUB	18	0	18
FBF	11	0	11
FBL	2	0	2
GST	2	0	2
JPM	43	0	43
MSC	2	0	2
MSX	3	0	3
MYC	30	0	30
RYL	(1)	0	(1)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2015 Fund

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 76.4%
PIMCO CommodityRealReturn Strategy Fund®	9,163	$68
PIMCO EqS Emerging Markets Fund	7,483	58
PIMCO EqS Pathfinder FundTM	7,160	66
PIMCO Global Advantage Strategy Bond Fund	11,419	129
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	22,760	119
PIMCO Low Duration Fund	18,807	193
PIMCO Real Return Fund	63,150	757
PIMCO RealEstateRealReturn Strategy Fund	22,095	97
PIMCO Small Cap StocksPLUS® TR Fund	2,903	17

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	20,773	$153
PIMCO Total Return Fund	72,821	786

Total Mutual Funds (Cost $2,569)		2,443

EXCHANGE-TRADED FUNDS 2.1%
Vanguard MSCI Emerging Markets ETF	1,900	68

Total Exchange-Traded Funds (Cost $93)		68

SHORT-TERM INSTRUMENTS 15.7%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 15.7%
	49,941	500

Total Short-Term Instruments (Cost $500)		500

MARKET VALUE (000s)
PURCHASED OPTIONS (e) 2.0%
(Cost $57)	$63

Total Investments 96.2% (Cost $3,219)	$3,074

Written Options (f) (0.3%) (Premiums $7)	(9)

Other Assets and Liabilities (Net) 4.1%	132

Net Assets 100.0%	$3,197

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $95 has been pledged as collateral for options on exchange-traded futures contacts as of September 30, 2011.
(d)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/ (Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$0	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	2	$3	$7
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	1	3	4
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	2	11	12
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	2	12	14

				$29	$37

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$ 300	$16	$13

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount	Cost	Market Value
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$300	$0	$0
Call - OTC USD versus JPY	UAG		82.000	11/23/2011	100	1	0

						$1	$0

See Accompanying Notes	Semiannual Report	September 30, 2011	53

Schedule of Investments PIMCO RealRetirement® 2015 Fund (Cont.)

Options on Exchange-Traded Funds
Description	Strike Price		Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$	11.000	12/17/2011	18	$1	$2
Put - CBOE iShares MSCI EAFA Index Fund		35.000	03/17/2012	1	0	0
Put - CBOE iShares U.S. Real Estate Index Fund		50.000	12/17/2011	11	2	4
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds		75.000	12/17/2011	23	2	1
Put - CBOE PowerShares QQQ Trust		42.000	12/17/2011	49	5	4
Put - CBOE PowerShares QQQ Trust		45.000	12/17/2011	12	2	2

					$12	$13

(f)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value		Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$	900.000	12/17/2011	1	$1	$(2)
Put - CBOE S&P 500 Index March Futures		950.000	03/17/2012	1	4	(5)

					$5	$(7)

Options on Exchange-Traded Funds
Description	Strike Price		Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$	9.000	12/17/2011	18	$1	$0
Put - CBOE iShares U.S. Real Estate Index Fund		48.000	12/17/2011	6	1	(2)

					$2	$(2)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 06/30/2011	0	$0
Sales	26	7
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	26	$7

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	4,737	10/2011	BRC	$0	$0	$0

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$2,443	$0	$0	$2,443
Exchange-Traded Funds	68	0	0	68
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	500	0	0	500
Purchased Options
Commodity Contracts	1	0	0	1
Equity Contracts	49	0	0	49
Foreign Exchange Contracts	0	0	0	0
Interest Rate Contracts	0	13	0	13
	$3,061	$13	$0	$3,074

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(9)	0	0	(9)
Foreign Exchange Contracts	0	0	0	0
	$(9)	$0	$0	$(9)

Totals	$3,052	$13	$0	$3,065

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$1	$0	$49	$0	$13	$63

Liabilities:
Written options outstanding	$0	$0	$9	$0	$0	$9

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$11	$0	$0	$11
Net realized gain on futures contracts, written options and swaps	0	0	11	0	0	11
Net realized (loss) on foreign currency transactions	0	0	0	(1)	0	(1)

	$0	$0	$22	$(1)	$0	$21

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(1)	$0	$10	$(1)	$(3)	$5
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	0	(2)	0	0	(2)

	$(1)	$0	$8	$(1)	$(3)	$3

(1)	See note 5 in the Notes to Financial Statements for additional information.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
JPM	$13	$0	$13

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	55

Schedule of Investments PIMCO RealRetirement® 2020 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 76.7%
PIMCO CommodityRealReturn Strategy Fund®	40,378	$299
PIMCO EqS Emerging Markets Fund	54,810	424
PIMCO EqS Pathfinder FundTM	52,126	482
PIMCO Global Advantage Strategy Bond Fund	44,376	501
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	98,744	578
PIMCO Real Return Fund	224,655	2,691
PIMCO RealEstateRealReturn Strategy Fund	129,824	567
PIMCO Small Cap StocksPLUS® TR Fund	14,138	84
PIMCO StocksPLUS® Fund	131,684	973
PIMCO Total Return Fund	245,775	2,652

Total Mutual Funds (Cost $10,296)		9,251

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 2.3%
Vanguard MSCI Emerging Markets ETF	7,665	$275

Total Exchange-Traded Funds (Cost $370)		275

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.8%

SHORT-TERM NOTES 5.0%
Fannie Mae
0.025% due 10/05/2011	$100	100
0.045% due 10/19/2011	200	200
0.070% due 12/07/2011	200	200
Freddie Mac
0.170% due 10/24/2011	100	100

		600

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 11.9%
0.029% due 10/13/2011 - 03/29/2012 (a)	1,439	$1,439

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 0.9%
	11,129	111

Total Short-Term Instruments (Cost $2,150)		2,150

PURCHASED OPTIONS (e) 2.7%
(Cost $306)		333

Total Investments 99.5% (Cost $13,122)		$12,009

Written Options (f) (0.3%) (Premiums $32)		(41)

Other Assets and Liabilities (Net) 0.8%		96

Net Assets 100.0%		$12,064

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	580	$14	$0	$14
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		50	1	0	1
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	1	(2)	3
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		90	12	4	8
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		35	5	2	3
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		35	5	2	3

							$38	$6	$32

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	11	$22	$41
Put - CBOE S&P 500 Index December Futures	1,100.000	12/17/2011	6	12	40
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	3	10	13
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	6	32	34
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	7	42	48

				$118	$176

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	530	$6	$2
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		1,100	59	47
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,300	48	35

								$113	$84

Foreign Currency Options

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	MSX	$	1.200	12/05/2011	EUR	350	$1	$2
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		520	26	23
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	1,100	1	0
Call - OTC USD versus JPY	MSX		82.000	11/23/2011		300	1	1

							$29	$26

Options on Exchange-Traded Funds

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	69	$4	$6
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	5	1	1
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	40	7	14
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	85	9	4
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	186	19	15
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	48	6	7

				$46	$47

(f)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	5	$6	$(10)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	5	19	(22)

				$25	$(32)

Options on Exchange-Traded Funds

Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$9.000	12/17/2011	69	$2	$(2)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	23	5	(7)

				$7	$(9)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 03/31/2011	0	$0
Sales	102	32
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	102	$32

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	26	10/2011	FBL	$2	$0	$2
Sell		26	10/2011	MSC	1	0	1
Buy	GBP	129	12/2011	CBK	0	(6)	(6)
Sell	JPY	26,960	10/2011	CBK	0	(14)	(14)
Sell		18,158	10/2011	RYL	0	(1)	(1)

					$3	$(21)	$(18)

See Accompanying Notes	Semiannual Report	September 30, 2011	57

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$9,251	$0	$0	$9,251
Exchange-Traded Funds	275	0	0	275
Short-Term Instruments
Short-Term Notes	0	600	0	600
U.S. Treasury Bills	0	1,439	0	1,439
PIMCO Short-Term Floating NAV Portfolio	111	0	0	111
Purchased Options
Commodity Contracts	4	0	0	4
Equity Contracts	219	0	0	219
Foreign Exchange Contracts	0	26	0	26
Interest Rate Contracts	0	84	0	84
	$9,860	$2,149	$0	$12,009

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$32	$0	$32
Foreign Exchange Contracts	0	3	0	3
	$0	$35	$0	$35

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(41)	0	0	(41)
Foreign Exchange Contracts	0	(21)	0	(21)
	$(41)	$(21)	$0	$(62)

Totals	$9,819	$2,163	$0	$11,982

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$4	$0	$219	$26	$84	$333
Unrealized appreciation on foreign currency contracts	0	0	0	3	0	3
Unrealized appreciation on OTC swap agreements	0	32	0	0	0	32

	$4	$32	$219	$29	$84	$368

Liabilities:
Written options outstanding	$0	$0	$41	$0	$0	$41
Unrealized depreciation on foreign currency contracts	0	0	0	21	0	21

	$0	$0	$41	$21	$0	$62

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$25	$(4)	$204	$225
Net realized gain on futures contracts, written options and swaps	0	5	29	0	14	48
Net realized (loss) on foreign currency transactions	0	0	0	(35)	0	(35)

	$0	$5	$54	$(39)	$218	$238

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(5)	$0	$77	$8	$(182)	$(102)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	35	(9)	0	(3)	23
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(26)	0	(26)

	$(5)	$35	$68	$(18)	$(185)	$(105)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$19	$0	$19
BRC	2	0	2
CBK	(20)	0	(20)
DUB	24	0	24
FBF	17	0	17
FBL	2	0	2
GST	1	0	1
JPM	47	0	47
MSC	1	0	1
MSX	3	0	3
MYC	35	0	35
RYL	(1)	0	(1)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	59

Schedule of Investments PIMCO RealRetirement® 2025 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 77.2%
PIMCO CommodityRealReturn Strategy Fund®	12,829	$95
PIMCO EqS Emerging Markets Fund	14,966	116
PIMCO EqS Pathfinder FundTM	14,319	132
PIMCO Global Advantage Strategy Bond Fund	13,293	150
PIMCO International StockPLUS® TR Strategy Fund (Unhedged)	34,140	179
PIMCO Real Return Fund	44,703	536
PIMCO RealEstateRealReturn Strategy Fund	37,876	165
PIMCO Small Cap StocksPLUS® TR Fund	4,839	29

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	42,164	$312
PIMCO Total Return Fund	48,930	528

Total Mutual Funds (Cost $2,454)		2,242

EXCHANGE-TRADED FUNDS 3.5%
Vanguard MSCI Emerging Markets ETF	2,800	100

Total Exchange-Traded Funds (Cost $136)		100

SHORT-TERM INSTRUMENTS 10.3%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 10.3%
	29,965	300

Total Short-Term Instruments (Cost $300)		300

MARKET VALUE (000S)
PURCHASED OPTIONS (f) 2.6%
(Cost $67)	$76

Total Investments 93.6% (Cost $2,957)	$2,718

Written Options (g) (0.5%) (Premiums $12)	(15)

Other Assets and Liabilities (Net) 6.9%	200

Net Assets 100.0%	$2,903

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $105 has been pledged as collateral for options on exchange-traded futures contacts as of September 30, 2011.
(d)	Cash of $8 has been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note December Futures	Short	12/2011	1	$0

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$0	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	4	$8	$15
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	1	3	4
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	2	10	12
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	3	18	21

				$39	$52

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	280	$15	$12

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	300	$0	$0
Call - OTC USD versus JPY	UAG		82.000	11/23/2011		100	1	0

							$1	$0

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	17	$1	$1
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	2	0	0
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	11	2	4
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	21	2	1
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	47	5	4
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	11	2	2

				$12	$12

(g)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	2	$3	$(4)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	2	7	(9)

				$10	$(13)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$9.000	12/17/2011	17	$1	$0
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	6	1	(2)

				$2	$(2)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 06/30/2011	0	$0
Sales	27	12
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	27	$12

(h)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	4,737	10/2011	BRC	$0	$0	$0

See Accompanying Notes	Semiannual Report	September 30, 2011	61

Schedule of Investments PIMCO RealRetirement® 2025 Fund (Cont.)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$2,242	$0	$0	$2,242
Exchange-Traded Funds	100	0	0	100
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	300	0	0	300
Purchased Options
Commodity Contracts	1	0	0	1
Equity Contracts	63	0	0	63
Foreign Exchange Contracts	0	0	0	0
Interest Rate Contracts	0	12	0	12
	$2,706	$12	$0	$2,718

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(15)	0	0	(15)
Foreign Exchange Contracts	0	0	0	0
Interest Rate Contracts	0	0	0	0
	$(15)	$0	$0	$(15)

Totals	$2,691	$12	$0	$2,703

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$1	$0	$63	$0	$12	$76

Liabilities:
Written options outstanding	$0	$0	$15	$0	$0	$15

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$16	$0	$0	$16
Net realized gain (loss) on futures contracts, written options and swaps	0	0	11	0	(5)	6
Net realized (loss) on foreign currency transactions	0	0	0	(1)	0	(1)

	$0	$0	$27	$(1)	$(5)	$21

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(1)	$0	$13	$0	$(3)	$9
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	0	(3)	0	0	(3)

	$(1)	$0	$10	$0	$(3)	$6

(1)	See note 5 in the Notes to Financial Statements for additional information.

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
JPM	$12	$0	$12

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	63

Schedule of Investments PIMCO RealRetirement® 2030 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 70.1%
PIMCO CommodityRealReturn Strategy Fund®	41,383	$306
PIMCO EqS Emerging Markets Fund	44,215	342
PIMCO EqS Pathfinder FundTM	41,930	388
PIMCO Global Advantage Strategy Bond Fund	40,878	461
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	134,350	786
PIMCO Long-Term U.S. Government Fund	20,399	265
PIMCO Real Return Fund	77,506	929
PIMCO RealEstateRealReturn Strategy Fund	124,059	542
PIMCO Small Cap StocksPLUS® TR Fund	15,131	90
PIMCO StocksPLUS® Fund	136,676	1,010
PIMCO Total Return Fund	97,825	1,055

Total Mutual Funds (Cost $7,270)		6,174

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 4.6%
Vanguard MSCI Emerging Markets ETF	11,185	$402

Total Exchange-Traded Funds (Cost $527)		402

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 20.5%

SHORT-TERM NOTES 6.8%
Fannie Mae
0.045% due 10/19/2011	$200	200
Freddie Mac
0.040% due 10/07/2011	300	300
0.065% due 10/19/2011	100	100

		600

U.S. TREASURY BILLS 6.8%
0.025% due 03/01/2012 - 03/15/2012 (a)(d)	600	600

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.9%
60,945	$610

Total Short-Term Instruments (Cost $1,810)	1,810

PURCHASED OPTIONS (f) 3.4%
(Cost $275)	307

Total Investments 98.6% (Cost $9,882)	$8,693

Written Options (g) (0.5%) (Premiums $35)	(45)

Other Assets and Liabilities (Net) 1.9%	164

Net Assets 100.0%	$8,812

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $22 and cash of $25 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note December Futures	Short	12/2011	2	$0
U.S. Treasury 10-Year Note December Futures	Short	12/2011	5	(7)

				$(7)

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	540	$12	$(2)	$14
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	1	0	1
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		60	2	(1)	3
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		65	9	3	6
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	3	1	2
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	3	1	2

							$30	$2	$28

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(f)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	14	$27	$52
Put - CBOE S&P 500 Index December Futures	1,100.000	12/17/2011	4	8	27
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	3	10	13
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	6	32	35
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	9	54	61

				$131	$188

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	520	$6	$2
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		800	42	34
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		990	37	27

								$85	$63

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	MSX	$	1.200	12/05/2011	EUR	250	$1	$1
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		460	22	20
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	800	1	0
Call - OTC USD versus JPY	MSX		82.000	11/23/2011		200	1	1

							$25	$22

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	51	$3	$4
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	6	1	1
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	29	5	10
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	60	7	3
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	133	13	11
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	35	5	5

				$34	$34

(g)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	6	$8	$(11)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	6	23	(27)

				$31	$(38)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$9.000	12/17/2011	51	$1	$(2)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	16	3	(5)

				$4	$(7)

See Accompanying Notes	Semiannual Report	September 30, 2011	65

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 03/31/2011	0	$0
Sales	79	35
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	79	$35

(h)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	29	11/2011	RYL	$0	$(3)	$(3)
Buy	GBP	129	12/2011	CBK	0	(5)	(5)
Sell	JPY	19,856	10/2011	CBK	0	(10)	(10)
Sell		12,632	10/2011	RYL	0	(1)	(1)

					$0	$(19)	$(19)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$6,174	$0	$0	$6,174
Exchange-Traded Funds	402	0	0	402
Short-Term Instruments
Short-Term Notes	0	600	0	600
U.S. Treasury Bills	0	600	0	600
PIMCO Short-Term Floating NAV Portfolio	610	0	0	610
Purchased Options
Commodity Contracts	3	0	0	3
Equity Contracts	219	0	0	219
Foreign Exchange Contracts	0	22	0	22
Interest Rate Contracts	0	63	0	63
	$7,408	$1,285	$0	$8,693

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$28	$0	$28

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(45)	0	0	(45)
Foreign Exchange Contracts	0	(19)	0	(19)
Interest Rate Contracts	(7)	0	0	(7)
	$(52)	$(19)	$0	$(71)

Totals	$7,356	$1,294	$0	$8,650

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$3	$0	$219	$22	$63	$307
Unrealized appreciation on OTC swap agreements	0	28	0	0	0	28

	$3	$28	$219	$22	$63	$335

Liabilities:
Written options outstanding	$0	$0	$45	$0	$0	$45
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1	1
Unrealized depreciation on foreign currency contracts	0	0	0	19	0	19

	$0	$0	$45	$19	$1	$65

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$29	$(3)	$204	$230
Net realized gain (loss) on futures contracts, written options and swaps	0	3	23	0	(35)	(9)
Net realized (loss) on foreign currency transactions	0	0	0	(20)	0	(20)

	$0	$3	$52	$(23)	$169	$201

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(4)	$0	$71	$8	$(176)	$(101)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	30	(10)	0	(9)	11
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(31)	0	(31)

	$(4)	$30	$61	$(23)	$(185)	$(121)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(7) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$15	$0	$15
BRC	2	0	2
CBK	(15)	0	(15)
DUB	21	0	21
FBF	12	0	12
GST	2	0	2
JPM	34	0	34
MSX	2	0	2
MYC	27	0	27
RYL	(4)	0	(4)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	67

Schedule of Investments PIMCO RealRetirement® 2035 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 73.2%
PIMCO CommodityRealReturn Strategy Fund®	16,494	$122
PIMCO EqS Emerging Markets Fund	14,966	116
PIMCO EqS Pathfinder FundTM	14,319	132
PIMCO Global Advantage Strategy Bond Fund	14,645	165
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	56,901	299
PIMCO Long-Term U.S. Government Fund	14,797	192
PIMCO Real Return Fund	18,407	221
PIMCO RealEstateRealReturn Strategy Fund	53,658	235
PIMCO Small Cap StocksPLUS® TR Fund	7,742	46

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	50,798	$375
PIMCO Total Return Fund	13,984	151

Total Mutual Funds (Cost $2,302)		2,054

EXCHANGE-TRADED FUNDS 6.8%
Vanguard MSCI Emerging Markets ETF	5,300	190

Total Exchange-Traded Funds (Cost $258)		190

SHORT-TERM INSTRUMENTS 10.7%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 10.7%
	29,966	300

Total Short-Term Instruments (Cost $300)		300

MARKET VALUE (000S)
PURCHASED OPTIONS (f) 3.0%
(Cost $73)	$86

Total Investments 93.7% (Cost $2,933)	$2,630

Written Options (g) (0.7%) (Premiums $16)	(20)

Other Assets and Liabilities (Net) 7.0%	195

Net Assets 100.0%	$2,805

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $95 has been pledged as collateral for options on exchange-traded futures contacts as of September 30, 2011.
(d)	Cash of $10 has been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note December Futures	Short	12/2011	4	$0

(e)	OTC Awap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	20	$0	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	5	$9	$19
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	1	3	4
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	2	10	12
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	4	24	27

				$46	$62

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021	$	270	$14	$12

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	300	$0	$0
Call - OTC USD versus JPY	UAG		82.000	11/23/2011		100	1	0

							$1	$0

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	17	$1	$1
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	2	0	0
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	11	2	4
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	21	2	1
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	47	5	4
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	11	2	2

				$12	$12

(g)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	2	$3	$(4)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	3	11	(13)

				$14	$(17)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$9.000	12/17/2011	17	$1	$(1)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	6	1	(2)

				$2	$(3)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 06/30/2011	0	$0
Sales	28	16
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	28	$16

(h)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	JPY	4,737	10/2011	BRC	$0	$0	$0

See Accompanying Notes	Semiannual Report	September 30, 2011	69

Schedule of Investments PIMCO RealRetirement® 2035 Fund (Cont.)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$2,054	$0	$0	$2,054
Exchange-Traded Funds	190	0	0	190
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	300	0	0	300
Purchased Options
Commodity Contracts	1	0	0	1
Equity Contracts	73	0	0	73
Foreign Exchange Contracts	0	0	0	0
Interest Rate Contracts	0	12	0	12
	$2,618	$12	$0	$2,630

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(20)	0	0	(20)
Foreign Exchange Contracts	0	0	0	0
Interest Rate Contracts	0	0	0	0
	$(20)	$0	$0	$(20)

Totals	$2,598	$12	$0	$2,610

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$1	$0	$73	$0	$12	$86

Liabilities:
Written options outstanding	$0	$0	$20	$0	$0	$20

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on investments (purchased options)	$0	$0	$19	$0	$0	$19
Net realized gain (loss) on futures contracts, written options and swaps	0	0	11	0	(18)	(7)
Net realized (loss) on foreign currency transactions	0	0	0	(1)	0	(1)

	$0	$0	$30	$(1)	$(18)	$11

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(1)	$0	$17	$0	$(3)	$13
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	0	(4)	0	0	(4)

	$(1)	$0	$13	$0	$(3)	$9

(1)	See note 5 in the Notes to Financial Statements for additional information.

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
JPM	$12	$0	$12

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	71

Schedule of Investments PIMCO RealRetirement® 2040 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 73.0%
PIMCO CommodityRealReturn Strategy Fund®	38,648	$286
PIMCO EqS Emerging Markets Fund	29,155	225
PIMCO EqS Pathfinder FundTM	27,726	256
PIMCO Global Advantage Strategy Bond Fund	29,468	333
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	107,620	630
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	18,644	98
PIMCO Long-Term U.S. Government Fund	27,775	361
PIMCO Real Return Fund	20,882	250
PIMCO RealEstateRealReturn Strategy Fund	123,592	540

	SHARES	MARKET VALUE (000S)
PIMCO Small Cap StocksPLUS® TR Fund	18,929	$112
PIMCO StocksPLUS® Fund	104,922	775
PIMCO Total Return Fund	27,704	299

Total Mutual Funds (Cost $5,200)		4,165

EXCHANGE-TRADED FUNDS 9.4%
Vanguard MSCI Emerging Markets ETF	14,844	533

Total Exchange-Traded Funds (Cost $705)		533

SHORT-TERM INSTRUMENTS 12.4%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 12.4%
	70,681	708

Total Short-Term Instruments (Cost $708)		708

MARKET VALUE (000S)
PURCHASED OPTIONS (e) 4.3%
(Cost $217)	$245

Total Investments 99.1% (Cost $6,830)	$5,651

Written Options (f) (0.7%) (Premiums $33)	(41)

Other Assets and Liabilities (Net) 1.6%	93

Net Assets 100.0%	$5,703

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $42 has been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note December Futures	Short	12/2011	3	$0
U.S. Treasury 10-Year Note December Futures	Short	12/2011	8	(12)

				$(12)

(d)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	380	$9	$(1)	$10
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	1	0	1
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		40	1	(1)	2
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		15	2	1	1
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		20	3	1	2
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		15	2	1	1
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		20	3	1	2
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		20	2	1	1

							$23	$3	$20

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(e)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	11	$22	$41
Put - CBOE S&P 500 Index December Futures	1,100.000	12/17/2011	3	6	20
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	3	10	13
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	6	32	35
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	8	48	54

				$118	$163

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	340	$4	$1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		540	29	23
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		700	26	19

								$59	$43

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	MSX	$	1.200	12/05/2011	EUR	200	$1	$1
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		310	15	14
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	600	1	0
Call - OTC USD versus JPY	MSX		82.000	11/23/2011		100	0	0

							$17	$15

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	34	$2	$3
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	5	1	1
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	21	4	7
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	40	4	2
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	91	9	8
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	23	3	3

				$23	$24

(f)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	5	$6	$(9)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	6	23	(27)

				$29	$(36)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$9.000	12/17/2011	34	$1	$(1)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	12	3	(4)

				$4	$(5)

See Accompanying Notes	Semiannual Report	September 30, 2011	73

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 03/31/2011	0	$0
Sales	57	33
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	57	$33

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	34	11/2011	RYL	$0	$(3)	$(3)
Buy	GBP	129	12/2011	CBK	0	(6)	(6)
Sell	JPY	13,890	10/2011	CBK	0	(7)	(7)
Sell		8,684	10/2011	RYL	0	(1)	(1)

					$0	$(17)	$(17)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$4,165	$0	$0	$4,165
Exchange-Traded Funds	533	0	0	533
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	708	0	0	708
Purchased Options
Commodity Contracts	2	0	0	2
Equity Contracts	185	0	0	185
Foreign Exchange Contracts	0	15	0	15
Interest Rate Contracts	0	43	0	43
	$5,593	$58	$0	$5,651

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$20	$0	$20

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(41)	0	0	(41)
Foreign Exchange Contracts	0	(17)	0	(17)
Interest Rate Contracts	(12)	0	0	(12)
	$(53)	$(17)	$0	$(70)

Totals	$5,540	$61	$0	$5,601

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$2	$0	$185	$15	$43	$245
Unrealized appreciation on OTC swap agreements	0	20	0	0	0	20

	$2	$20	$185	$15	$43	$265

Liabilities:
Written options outstanding	$0	$0	$41	$0	$0	$41
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1	1
Unrealized depreciation on foreign currency contracts	0	0	0	17	0	17

	$0	$0	$41	$17	$1	$59

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$28	$(2)	$204	$230
Net realized gain (loss) on futures contracts, written options and swaps	0	3	23	0	(53)	(27)
Net realized (loss) on foreign currency transactions	0	0	0	(14)	0	(14)

	$0	$3	$51	$(16)	$151	$189

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(2)	$0	$54	$5	$(170)	$(113)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	22	(8)	0	(14)	0
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(26)	0	(26)

	$(2)	$22	$46	$(21)	$(184)	$(139)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(12) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$14	$0	$14
BRC	1	0	1
CBK	(13)	0	(13)
DUB	15	0	15
FBF	5	0	5
GST	1	0	1
JPM	23	0	23
MSX	1	0	1
MYC	21	0	21
RYL	(4)	0	(4)
UAG	0	0	0

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	75

Schedule of Investments PIMCO RealRetirement® 2050 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 75.6%
PIMCO CommodityRealReturn Strategy Fund®	49,020	$362
PIMCO EqS Emerging Markets Fund	28,814	223
PIMCO EqS Pathfinder FundTM	27,509	254
PIMCO Global Advantage Strategy Bond Fund	26,826	303
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	142,627	834
PIMCO Long-Term U.S. Government Fund	28,196	366
PIMCO Real Return Fund	11,291	135
PIMCO RealEstateRealReturn Strategy Fund	154,240	674
PIMCO Small Cap StocksPLUS® TR Fund	22,324	133

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	110,101	$814
PIMCO Total Return Fund	11,601	125

Total Mutual Funds (Cost $5,244)		4,223

EXCHANGE-TRADED FUNDS 9.8%
Vanguard MSCI Emerging Markets ETF	15,255	548

Total Exchange-Traded Funds (Cost $718)		548

SHORT-TERM INSTRUMENTS 7.3%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 7.3%
	40,651	407

Total Short-Term Instruments (Cost $407)		407

MARKET VALUE (000S)
PURCHASED OPTIONS (e) 4.7%
(Cost $225)	$262

Total Investments 97.4% (Cost $6,594)	$5,440

Written Options (f) (0.7%) (Premiums $33)	(42)

Other Assets and Liabilities (Net) 3.3%	186

Net Assets 100.0%	$5,584

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $45 has been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 5-Year Note December Futures	Short	12/2011	10	$0
U.S. Treasury 10-Year Note December Futures	Short	12/2011	6	(9)

				$(9)

(d)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	330	$8	$(1)	$9
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	1	0	1
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		40	1	(1)	2
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		65	9	4	5
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	3	1	2
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		25	3	1	2

							$25	$4	$21

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	13	$25	$48
Put - CBOE S&P 500 Index December Futures	1,100.000	12/17/2011	4	8	27
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	3	10	13
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	6	31	34
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	8	48	55

				$122	$177

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	310	$4	$1
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		510	27	22
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		880	33	24

								$64	$47

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	MSX	$	1.200	12/05/2011	EUR	200	$1	$2
Put - OTC EUR versus USD	DUB		1.000	05/22/2015		280	14	12
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011	$	700	1	0
Call - OTC USD versus JPY	MSX		82.000	11/23/2011		100	0	0

							$16	$14

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	33	$2	$3
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	5	1	1
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	24	4	8
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	39	4	2
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	91	9	7
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	22	3	3

				$23	$24

(f)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	5	$6	$(10)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	6	23	(27)

				$29	$(37)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$9.000	12/17/2011	33	$1	$(1)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	14	3	(4)

				$4	$(5)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Premium
Balance at 03/31/2011	0	$0
Sales	58	33
Closing Buys	0	0
Expirations	0	0
Exercised	0	0

Balance at 09/30/2011	58	$33

See Accompanying Notes	Semiannual Report	September 30, 2011	77

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	48	11/2011	CBK	$1	$0	$1
Buy	EUR	50	11/2011	RYL	0	(4)	(4)
Buy	GBP	129	12/2011	CBK	0	(6)	(6)
Sell	JPY	17,243	10/2011	CBK	0	(9)	(9)
Sell		10,263	10/2011	RYL	0	(1)	(1)

					$1	$(20)	$(19)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Mutual Funds	$4,223	$0	$0	$4,223
Exchange-Traded Funds	548	0	0	548
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	407	0	0	407
Purchased Options
Commodity Contracts	2	0	0	2
Equity Contracts	199	0	0	199
Foreign Exchange Contracts	0	14	0	14
Interest Rate Contracts	0	47	0	47
	$5,379	$61	$0	$5,440

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$21	$0	$21
Foreign Exchange Contracts	0	1	0	1
	$0	$22	$0	$22

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(42)	0	0	(42)
Foreign Exchange Contracts	0	(20)	0	(20)
Interest Rate Contracts	(9)	0	0	(9)
	$(51)	$(20)	$0	$(71)

Totals	$5,328	$63	$0	$5,391

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$2	$0	$199	$14	$47	$262
Unrealized appreciation on foreign currency contracts	0	0	0	1	0	1
Unrealized appreciation on OTC swap agreements	0	21	0	0	0	21

	$2	$21	$199	$15	$47	$284

Liabilities:
Written options outstanding	$0	$0	$42	$0	$0	$42
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1	1
Unrealized depreciation on foreign currency contracts	0	0	0	20	0	20

	$0	$0	$42	$20	$1	$63

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$29	$(2)	$204	$231
Net realized gain (loss) on futures contracts, written options and swaps	0	3	23	0	(89)	(63)
Net realized (loss) on foreign currency transactions	0	0	0	(20)	0	(20)

	$0	$3	$52	$(22)	$115	$148

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(3)	$0	$67	$5	$(170)	$(101)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	22	(9)	0	(10)	3
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(28)	0	(28)

	$(3)	$22	$58	$(23)	$(180)	$(126)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(9) as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$11	$0	$11
BRC	1	0	1
CBK	(14)	0	(14)
DUB	13	0	13
FBF	12	0	12
GST	1	0	1
JPM	22	0	22
MSX	2	0	2
MYC	24	0	24
RYL	(5)	0	(5)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	79

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Kabel Deutschland Holding AG
5.357% due 12/31/2016	EUR	1,100	$1,433
Petroleum Export Ltd.
3.351% due 12/07/2012		$2,686	2,676

Total Bank Loan Obligations (Cost $4,138)			4,109

CORPORATE BONDS & NOTES 6.1%

BANKING & FINANCE 3.7%
ANZ National International Ltd.
3.250% due 04/02/2012		4,100	4,145
Banco Santander Brasil S.A.
2.450% due 03/18/2014		7,200	6,969
Bank of America Corp.
0.837% due 09/11/2012		2,650	2,602
7.375% due 05/15/2014		4,800	4,954
Bank of Nova Scotia
1.650% due 10/29/2015		9,600	9,687
BPCE S.A.
4.625% due 07/29/2049	EUR	100	69
Citigroup, Inc.
1.136% due 02/15/2013		$5,800	5,721
2.286% due 08/13/2013		18,800	18,606
Goldman Sachs Group, Inc.
5.375% due 02/15/2013	EUR	3,200	4,327
HSBC Finance Corp.
6.676% due 01/15/2021		$16,600	16,364
ING Bank NV
0.876% due 01/13/2012		5,800	5,799
2.625% due 02/09/2012		9,250	9,320
3.900% due 03/19/2014		4,000	4,287
International Lease Finance Corp.
5.000% due 09/15/2012		5,000	4,912
6.375% due 03/25/2013		2,000	1,955
LeasePlan Corp. NV
3.000% due 05/07/2012		7,000	7,097
Lloyds TSB Bank PLC
2.800% due 04/02/2012		8,000	8,091
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		182	203
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		2,500	2,404
6.875% due 04/25/2018		5,500	5,515
Nationwide Building Society
5.500% due 07/18/2012		8,700	8,985
Nordea Bank AB
1.149% due 01/14/2014		12,500	12,567
Qatari Diar Finance QSC
5.000% due 07/21/2020		8,400	9,009
Royal Bank of Scotland Group PLC
1.153% due 04/23/2012		5,800	5,827
Springleaf Finance Corp.
5.200% due 12/15/2011		5,000	4,925
5.900% due 09/15/2012		1,300	1,201
Svenska Handelsbanken AB
1.343% due 09/14/2012		4,500	4,532
Swedbank AB
2.800% due 02/10/2012		5,330	5,374
Wachovia Corp.
0.444% due 08/01/2013		1,460	1,442

			176,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.8%
Arrow Electronics, Inc.
6.000% due 04/01/2020	$1,700	$1,821
Black & Decker Corp.
8.950% due 04/15/2014	500	587
Cytec Industries, Inc.
8.950% due 07/01/2017	500	634
Dow Chemical Co.
6.000% due 10/01/2012	2,300	2,405
Jones Group, Inc.
5.125% due 11/15/2014	8,200	8,087
Macy’s Retail Holdings, Inc.
5.750% due 07/15/2014	700	748
8.125% due 07/15/2015	2,000	2,332
MeadWestvaco Corp.
7.375% due 09/01/2019	1,000	1,142
New York Times Co.
5.000% due 03/15/2015	6,000	5,940
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	5,800	5,800
Office Depot, Inc.
6.250% due 08/15/2013	14,000	13,615
Pearson Dollar Finance PLC
6.250% due 05/06/2018	750	859
President and Fellows of Harvard College
4.875% due 10/15/2040	5,700	7,164
Pulte Group, Inc.
5.250% due 01/15/2014	6,000	5,745
Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	500	542
Rohm and Haas Co.
6.000% due 09/15/2017	1,000	1,133
RR Donnelley & Sons Co.
8.600% due 08/15/2016	1,000	975
Seagate Technology HDD Holdings
6.375% due 10/01/2011	9,000	9,022
Toll Brothers Finance Corp.
6.750% due 11/01/2019	1,200	1,231
UST LLC
5.750% due 03/01/2018	1,000	1,153
Valero Energy Corp.
9.375% due 03/15/2019	250	321
Wal-Mart Stores, Inc.
1.625% due 04/15/2014	5,700	5,828
WEA Finance LLC
7.125% due 04/15/2018	8,000	9,160
Whirlpool Corp.
7.750% due 07/15/2016	1,000	1,208

		87,452

UTILITIES 0.6%
BP Capital Markets PLC
3.625% due 05/08/2014	600	631
4.750% due 03/10/2019	1,200	1,329
CenturyLink, Inc.
6.000% due 04/01/2017	1,000	981
Embarq Corp.
7.082% due 06/01/2016	4,000	4,147
Qwest Corp.
8.875% due 03/15/2012	4,000	4,145
Ras Laffan Liquefied Natural Gas Co. Ltd. III
6.332% due 09/30/2027	3,000	3,372
Sprint Capital Corp.
8.375% due 03/15/2012	6,850	6,953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	4,100	$4,394

			25,952

Total Corporate Bonds & Notes (Cost $284,360)			290,293

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Host Hotels & Resorts LP
2.625% due 04/15/2027		$3,000	3,023

Total Convertible Bonds & Notes (Cost $2,884)			3,023

U.S. GOVERNMENT AGENCIES 0.6%
Fannie Mae
0.785% due 09/25/2041		13,942	13,971
2.375% due 07/28/2015 (h)		6,000	6,323
4.000% due 10/01/2040		39	41
5.500% due 10/01/2034 - 08/01/2035		896	979
Freddie Mac
0.779% due 07/15/2041		5,820	5,853

Total U.S. Government Agencies (Cost $26,857)			27,167

U.S. TREASURY OBLIGATIONS 1.8%
U.S. Treasury Bonds
3.750% due 08/15/2041		16,750	19,579
U.S. Treasury Inflation Protected Securities (b)
2.125% due 02/15/2041 (h)		5,571	7,145
2.375% due 01/15/2025 (h)		120	148
3.625% due 04/15/2028 (h)		140	201
U.S. Treasury Notes
0.500% due 11/30/2012 (e)(h)		3,200	3,212
0.625% due 06/30/2012		700	703
3.625% due 02/15/2021 (h)		50,000	57,852

Total U.S. Treasury Obligations (Cost $87,124)			88,840

MORTGAGE-BACKED SECURITIES 0.2%
Adjustable Rate Mortgage Trust
2.760% due 05/25/2035		73	70
Bear Stearns Adjustable Rate Mortgage Trust
2.150% due 08/25/2035		503	469
2.400% due 08/25/2035		161	149
2.605% due 08/25/2033		477	447
Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050		600	649
Countrywide Alternative Loan Trust
1.242% due 02/25/2036		465	297
Countrywide Home Loan Mortgage Pass-Through Trust
0.555% due 03/25/2035		294	177
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,500	1,617
Merrill Lynch Floating Trust
0.764% due 07/09/2021		3,349	3,227
Structured Adjustable Rate Mortgage Loan Trust
2.540% due 01/25/2035		76	59
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		153	123
WaMu Mortgage Pass-Through Certificates
0.942% due 02/25/2047		476	268

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.731% due 03/25/2036		$1,520	$1,254
5.873% due 09/25/2036		4,292	3,719

Total Mortgage-Backed Securities (Cost $12,256)			12,525

ASSET-BACKED SECURITIES 0.1%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		236	229
7.001% due 09/20/2022		1,300	1,195
SLC Student Loan Trust
4.750% due 06/15/2033		1,792	1,794
SLM Student Loan Trust
0.547% due 12/17/2018		116	115

Total Asset-Backed Securities (Cost $3,391)			3,333

SOVEREIGN ISSUES 13.9%
Australia Government Bond
4.750% due 06/15/2016	AUD	88,500	89,170
5.250% due 03/15/2019		35,200	36,637
5.500% due 12/15/2013		57,500	57,864
5.500% due 01/21/2018		96,000	100,837
5.500% due 04/21/2023		15,000	16,012
5.750% due 05/15/2021		40,700	44,118
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2012	BRL	5,006	2,651
10.000% due 01/01/2013		2,748	1,450
10.000% due 01/01/2014		2,761	1,437
10.000% due 01/01/2017		102,000	50,973
Canada Government Bond
1.500% due 06/01/2012	CAD	89,000	85,293
Export-Import Bank of Korea
1.393% due 03/13/2012		$5,600	5,599
Mexico Government International Bond
5.950% due 03/19/2019		1,500	1,710
6.050% due 01/11/2040		6,500	7,378
Qatar Government International Bond
5.250% due 01/20/2020		5,000	5,525
Republic of Germany
2.750% due 04/08/2016	EUR	32,700	47,037
3.250% due 07/04/2021		34,500	51,857
United Kingdom Gilt
3.750% due 09/07/2020	GBP	2,900	5,064
4.000% due 03/07/2022		28,700	50,967

Total Sovereign Issues (Cost $696,583)			661,579

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 52.2% (c)(d)
PIMCO Emerging Local Bond Fund	19,210,026	$192,100
PIMCO Emerging Markets Bond Fund	7,382,139	80,022
PIMCO Emerging Markets Corporate Bond Fund	19,189,441	203,984
PIMCO Emerging Markets Currency Fund	10,743,728	107,115
PIMCO EqS Emerging Markets Fund	17,782,995	137,462
PIMCO EqS Pathfinder FundTM	46,938,043	434,177
PIMCO Global Advantage Strategy Bond Fund	13,603,682	153,586
PIMCO Global Bond Fund (Unhedged)	6,254,380	63,982
PIMCO Long-Term U.S. Government Fund	1,993,215	25,872
PIMCO RealEstateRealReturn Strategy Fund	2,118,890	9,260
PIMCO StocksPLUS® Fund	85,265,552	630,112
PIMCO Total Return Fund	26,834,705	289,547
PIMCO Unconstrained Bond Fund	14,848,666	162,444

Total Mutual Funds (Cost $2,645,681)		2,489,663

CONVERTIBLE PREFERRED SECURITIES 0.0%

UTILITIES 0.0%
PPL Corp.
8.750% due 05/01/2014	13,400	729

Total Convertible Preferred Securities (Cost $670)		729

EXCHANGE-TRADED FUNDS 24.9%
iShares MSCI EAFE Index Fund	7,508,616	358,536
PIMCO Investment Grade Corporate Bond Index Fund (c)	310,834	31,463
SPDR Gold Trust	1,989,335	314,474
Vanguard MSCI Emerging Markets ETF	13,504,711	484,684

Total Exchange-Traded Funds (Cost $1,354,812)		1,189,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CERTIFICATES OF DEPOSIT 0.7%
Banco Bradesco S.A.
1.955% due 01/24/2013	$6,000	$6,051
Banco do Brasil S.A.
0.000% due 11/15/2011	10,600	10,584
BNP Paribas
0.677% due 03/02/2012	8,400	8,404
Itau Unibanco Holding S.A.
0.000% due 12/12/2011	6,000	5,985

		31,024

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.090% due 10/03/2011	9,000	9,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $9,191. Repurchase proceeds are $9,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	784	784
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $802. Repurchase proceeds are $784.)

		9,784

SHORT-TERM NOTES 0.0%
Fannie Mae
0.060% due 11/09/2011	2,100	2,100

U.S. TREASURY BILLS 2.2%
0.029% due 11/10/2011 -05/31/2012 (a)(e)(f)(h)	105,553	105,535

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.0%
	18,647	187

Total Short-Term Instruments (Cost $148,575)		148,630

PURCHASED OPTIONS (j) 4.2%
(Cost $178,448)		198,574

Total Investments 107.3% (Cost $5,445,779)		$5,117,622

Written Options (k) (1.0%) (Premiums $44,331)		(46,577)

Other Assets and Liabilities (Net) (6.3%)		(299,794)

Net Assets 100.0%		$4,771,251

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $16,584 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

See Accompanying Notes	Semiannual Report	September 30, 2011	81

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(f)	Securities with an aggregate market value of $80 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $18,235 at a weighted average interest rate of 0.400%. On September 30, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $40,635 and cash of $261 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini NASDAQ 100 Index December Futures	Long	12/2011	2,158	$(1,729)
E-mini S&P 500 Index December Futures	Long	12/2011	4,879	(9,533)
Euro-Bund 10-Year Bond December Futures	Long	12/2011	1,276	1,770
U.S. Treasury 10-Year Note December Futures	Long	12/2011	1,032	796
United Kingdom Government 10-Year Gilt December Futures	Long	12/2011	265	1,345
WTI Crude December Futures	Short	11/2011	2	16
WTI Crude March Futures	Long	02/2012	2	(17)
WTI Crude November Futures	Long	10/2011	292	(2,962)

				$(10,314)

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Arrow Electronics, Inc.	GST	(1.000%	)	12/20/2019	2.646%	$ 1,700	$190	$0	$190
Black & Decker Corp.	CBK	(2.200%	)	06/20/2014	0.330%	500	(26)	0	(26)
CenturyLink, Inc.	JPM	(2.000%	)	06/20/2017	3.655%	1,000	81	0	81
Cytec Industries, Inc.	CBK	(1.000%	)	09/20/2017	2.506%	300	25	28	(3)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	2.506%	200	16	17	(1)
Embarq Corp.	BRC	(1.650%	)	06/20/2016	3.012%	2,000	116	0	116
Embarq Corp.	DUB	(1.000%	)	06/20/2016	2.906%	1,000	80	(16)	96
Embarq Corp.	JPM	(2.350%	)	06/20/2016	3.012%	1,000	28	0	28
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	1.979%	3,000	21	64	(43)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	3.250%	8,200	553	262	291
Macy’s Retail Holdings, Inc.	BPS	(5.000%	)	09/20/2014	1.112%	700	(81)	(73)	(8)
Macy’s Retail Holdings, Inc.	BRC	(6.780%	)	09/20/2015	1.376%	2,000	(419)	0	(419)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.729%	1,000	(11)	(23)	12
New York Times Co.	BRC	(1.000%	)	03/20/2015	3.052%	2,000	133	116	17
New York Times Co.	DUB	(5.000%	)	03/20/2015	3.052%	4,000	(260)	(358)	98
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	6.269%	8,200	175	78	97
Office Depot, Inc.	GST	(5.000%	)	09/20/2013	6.269%	5,800	124	37	87
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.938%	750	8	0	8
Pulte Group, Inc.	DUB	(1.000%	)	03/20/2014	4.847%	6,000	524	187	337
Qwest Corp.	JPM	(1.000%	)	03/20/2012	1.342%	4,500	5	64	(59)
Rio Tinto Alcan, Inc.	BRC	(1.740%	)	06/20/2015	0.179%	500	(29)	0	(29)
Rohm and Haas Co.	BPS	(1.600%	)	09/20/2017	0.475%	1,000	(66)	0	(66)
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	7.792%	1,000	104	(92)	196
Seagate Technology HDD Holdings	DUB	(1.000%	)	12/20/2011	2.596%	9,000	28	110	(82)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	3.147%	1,200	170	43	127
UST LLC	BRC	(0.700%	)	03/20/2018	0.421%	1,000	(18)	0	(18)
Valero Energy Corp.	GST	(2.700%	)	03/20/2019	2.652%	250	(1)	0	(1)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	2.388%	1,000	94	16	78
Whirlpool Corp.	BOA	(2.980%	)	09/20/2016	2.823%	1,000	(8)	0	(8)

							$1,556	$460	$1,096

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.916%	$	5,300	$5	$(13)	$18
Australia Government Bond	BOA	1.000%	09/20/2015	0.833%		7,000	48	162	(114)
Australia Government Bond	BRC	1.000%	03/20/2016	0.903%		4,000	18	86	(68)
Bank of America Corp.	JPM	1.000%	09/20/2012	4.591%		600	(21)	(27)	6
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	1.386%		1,000	131	35	96
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	1.386%		1,000	131	15	116
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	1.386%		2,000	263	34	229
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.900%		200	0	0	0

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.880%	$	400	$1	$1	$0
Brazil Government International Bond	GST	1.000%	12/20/2012	0.880%		800	1	1	0
China Government International Bond	BRC	1.000%	12/20/2012	1.250%		400	(1)	(1)	0
China Government International Bond	FBF	1.000%	12/20/2016	1.987%		7,700	(362)	(365)	3
China Government International Bond	JPM	1.000%	12/20/2016	1.987%		4,200	(196)	(197)	1
China Government International Bond	MYC	1.000%	12/20/2016	1.987%		2,100	(98)	(99)	1
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.447%		5,800	(324)	(175)	(149)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.952%		2,700	5	(106)	111
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2014	0.952%		4,400	9	(76)	85
France Government Bond	GST	0.250%	09/20/2016	1.825%		22,500	(1,637)	(1,325)	(312)
France Government Bond	MYC	0.250%	06/20/2016	1.792%		2,800	(191)	(123)	(68)
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.700%		800	(16)	(16)	0
Gazprom Via Gazprom International S.A.	UAG	1.000%	12/20/2012	2.700%		1,300	(26)	(26)	0
Japan Government International Bond	BPS	1.000%	09/20/2015	1.282%		1,900	(20)	11	(31)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.354%		4,000	(59)	54	(113)
Japan Government International Bond	DUB	1.000%	03/20/2015	1.208%		5,300	(35)	41	(76)
Japan Government International Bond	GST	1.000%	03/20/2016	1.354%		200	(2)	(2)	0
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		500	(7)	(6)	(1)
Japan Government International Bond	MYC	1.000%	03/20/2016	1.354%		1,000	(15)	(13)	(2)
Japan Government International Bond	RYL	1.000%	03/20/2016	1.354%		6,700	(100)	94	(194)
MBIA, Inc.	CBK	5.000%	03/20/2012	27.002%		4,900	(459)	(147)	(312)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	5.102%		200	(7)	(6)	(1)
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2012	5.102%		100	(4)	(5)	1
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.820%		1,000	2	2	0
Mexico Government International Bond	GST	1.000%	12/20/2012	0.790%		400	1	1	0
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.800%		1,900	6	5	1
Republic of Germany Government Bond	CBK	0.250%	06/20/2016	1.074%		2,800	(105)	(46)	(59)
Russia Government International Bond	FBF	1.000%	12/20/2012	1.850%		400	(4)	(4)	0
Russia Government International Bond	MYC	1.000%	12/20/2012	1.850%		400	(4)	(4)	0
South Korea Government Bond	DUB	1.000%	12/20/2012	1.450%		1,400	(8)	(8)	0
South Korea Government Bond	DUB	1.000%	12/20/2012	1.400%		200	(1)	(1)	0
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%	JPY	10,000	(22)	(13)	(9)
U.S. Treasury Notes	BPS	0.250%	06/20/2016	0.481%	EUR	5,200	(72)	(53)	(19)
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.219%		4,000	2	(33)	35
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.219%		12,700	7	(122)	129

							$(3,166)	$(2,470)	$(696)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	180,270	$4,221	$2	$4,219
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		15,400	361	(15)	376
CDX.IG-9 10-Year Index 15-30%	GST	(1.000%	)	12/20/2017		21,650	507	(465)	972
CMBX.NA.AAA.3 Index	BOA	(0.080%	)	12/13/2049		11,525	1,539	720	819
CMBX.NA.AAA.3 Index	FBF	(0.080%	)	12/13/2049		13,770	1,839	684	1,155
CMBX.NA.AAA.3 Index	GST	(0.080%	)	12/13/2049		2,200	294	109	185
CMBX.NA.AAA.3 Index	MYC	(0.080%	)	12/13/2049		1,285	172	80	92
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		10,800	1,475	540	935
CMBX.NA.AAA.4 Index	FBF	(0.350%	)	02/17/2051		10,800	1,475	499	976

							$11,883	$2,154	$9,729

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

See Accompanying Notes	Semiannual Report	September 30, 2011	83

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BRC	BRL	195,000	$1,422	$98	$1,324
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		6,400	47	13	34
Pay	1-Year BRL-CDI	10.990%	01/02/2012	BOA		4,700	34	10	24
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GLM		4,000	28	8	20
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HUS		150,200	1,470	437	1,033
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HUS		116,000	258	(36)	294
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		40,000	618	184	434
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		65,400	932	51	881
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		40,400	570	26	544
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		56,300	1,095	332	763
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	BRC	$	23,900	(2,303)	739	(3,042)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	MYC		4,400	(424)	136	(560)
Pay	3-Month USD-LIBOR	4.000%	09/21/2021	GLM		201,800	8,353	1,634	6,719

							$12,100	$3,632	$8,468

Total Return Swaps on Commodities

Pay/Receive Commodity Exchange	Reference Entity	Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn December Futures	$654.000	11/28/2011	DUB	2,675,000	$1,644	$0	$1,644
Pay	CBOT Corn December Futures	668.150	11/28/2011	DUB	1,150,000	870	0	870
Receive	CBOT Soybean November Futures	1,340.500	10/27/2011	DUB	1,070,000	(1,728)	0	(1,728)
Receive	CBOT Soybean November Futures	1,348.600	10/27/2011	DUB	460,000	(780)	0	(780)
Receive	NYMEX WTI Crude June Futures	101.100	05/21/2012	DUB	391,000	(8,020)	0	(8,020)
Receive	NYMEX WTI Crude June Futures	103.100	05/21/2012	DUB	50,000	(1,125)	0	(1,125)

						$(9,139)	$0	$(9,139)

Total Return Swaps on Securities
Pay/Receive Total Return on Reference Entity	Reference Entity	# of Shares	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive (7)	Sberbank of Russia	2,262,975	0.881%	$	6,042	12/13/2011	GST	$ (1,084)

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(7)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (8)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	London Gold Market Fixing Ltd. PM	$0.046	11/02/2011	JPM	$	270	$(22)	$0	$(22)

(8)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(j)	Purchased options outstanding on September 30, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC London Gold Market Fixing Ltd. PM	GST	$1,565.000	08/06/2012	10,490	$892	$1,551
Call - OTC WTI Crude December Futures	GST	130.000	11/15/2013	1,000	7,000	3,220
Call - OTC WTI Crude December Futures	MYC	130.000	11/15/2013	425	2,975	1,368
Call - OTC WTI Crude December Futures	MYC	150.000	11/17/2015	23	145	64

					$11,012	$6,203

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index December Futures	$1,000.000	12/17/2011	8,788	$17,640	$32,779
Put - CBOE S&P 500 Index December Futures	1,050.000	12/17/2011	347	869	1,562
Put - CBOE S&P 500 Index December Futures	1,100.000	12/17/2011	2,347	4,696	15,701
Put - CBOE S&P 500 Index March Futures	925.000	03/17/2012	2,250	7,544	9,731
Put - CBOE S&P 500 Index March Futures	1,000.000	03/17/2012	4,563	23,901	26,329
Put - CBOE S&P 500 Index March Futures	1,050.000	03/17/2012	6,481	38,947	44,265

				$93,597	$130,367

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	180,780	$2,043	$747
Put - OTC 10-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	5.000%	08/24/2021		449,000	23,977	19,308
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		487,100	18,160	13,007
Put - OTC 10-Year Interest Rate Swap	HUS	6-Month GBP-LIBOR	Receive	5.000%	09/14/2018	GBP	2,000	56	86

								$44,236	$33,148

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount			Cost	Market Value
Call - OTC EUR versus USD	BRC	$	1.408	10/25/2011		EUR	38,000	$336	$115
Put - OTC EUR versus USD	MSX		1.200	12/05/2011			139,700	572	882
Put - OTC EUR versus USD	DUB		1.000	05/22/2015			166,400	8,239	7,243
Call - OTC GBP versus USD	DUB		1.602	10/25/2011		GBP	13,200	149	55
Call - OTC NZD versus USD	CBK		0.843	10/25/2011		NZD	18,900	98	20
Call - OTC USD versus CAD	CBK	CAD	1.025	10/25/2011	$		10,400	58	266
Put - OTC USD versus CHF	CBK	CHF	0.864	10/25/2011			15,600	123	61
Call - OTC USD versus JPY	UAG	JPY	90.000	10/03/2011			457,000	400	0
Call - OTC USD versus JPY	BRC		78.120	10/25/2011			26,000	134	161
Call - OTC USD versus JPY	MSX		82.000	11/23/2011			112,400	416	282
Call - OTC USD versus NOK	DUB	NOK	5.937	10/25/2011			41,600	357	595

								$10,882	$9,680

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$11.000	12/17/2011	27,900	$1,627	$2,372
Put - CBOE iShares MSCI EAFA Index Fund	35.000	03/17/2012	4,425	593	774
Put - CBOE iShares U.S. Real Estate Index Fund	50.000	12/17/2011	16,101	2,769	5,555
Call - CBOE Market Vectors Gold Miners Exchange-Traded Funds	75.000	12/17/2011	33,506	3,651	1,575
Put - CBOE PowerShares QQQ Trust	42.000	12/17/2011	74,436	7,466	6,104
Put - CBOE PowerShares QQQ Trust	45.000	12/17/2011	18,895	2,615	2,796

				$18,721	$19,176

See Accompanying Notes	Semiannual Report	September 30, 2011	85

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(k)	Written options outstanding on September 30, 2011:

Options on Commodity Futures Contracts
Description	Counterparty	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Brent Crude December Futures	GST	$140.000	11/11/2013	1,000	$7,370	$(3,560)
Call - OTC Brent Crude December Futures	MYC	140.000	11/11/2013	425	3,124	(1,513)
Call - OTC Brent Crude December Futures	MYC	160.000	11/10/2015	23	145	(71)
Put - OTC London Platinum Markets Fixing Ltd. PM	GST	1,565.000	08/06/2012	10,490	891	(1,693)

					$11,530	$(6,837)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE S&P 500 Index December Futures	$900.000	12/17/2011	4,062	$5,270	$(7,718)
Put - CBOE S&P 500 Index March Futures	950.000	03/17/2012	4,611	17,508	(20,749)
Call - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	237	124	(73)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	237	59	(126)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	720	207	(103)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,739	582	(1,185)

				$23,750	$(29,954)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.800%	07/11/2013	$	18,800	$60	$(46)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		18,800	60	(67)
Call - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		21,600	22	(14)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		21,600	22	(59)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		67,900	240	(167)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		67,900	240	(244)
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.350%	02/13/2012		29,400	23	(5)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		29,400	23	(77)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		134,600	185	(86)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		134,600	185	(367)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,400	41	(4)
Call - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Receive	0.450%	02/13/2012		13,700	23	(7)
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		13,700	23	(64)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,500	17	(2)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		13,800	82	(9)
Call - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		12,100	35	(21)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		12,100	35	(66)
Call - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		8,000	25	(14)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		8,000	25	(44)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,200	69	(8)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		113,400	908	(77)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,300	50	(6)
Call - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	1.200%	07/11/2013		6,100	44	(40)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		6,100	44	(46)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,200	146	(7)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,400	84	(4)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,500	171	(10)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		20,200	221	(9)
Call - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Receive	1.000%	08/13/2012		17,800	108	(96)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		17,800	108	(135)
Call - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	0.700%	02/13/2012		4,700	18	(7)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		4,700	18	(32)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		20,200	189	(9)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		15,300	150	(9)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.700%	08/13/2012		8,700	130	(147)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		8,700	130	(116)

								$3,963	$(2,121)

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011	$	33,000	$152	$(461)
Put - OTC CDX.IG-16 5-Year Index	UAG	Sell	1.200%	12/21/2011		146,000	715	(2,040)

							$867	$(2,501)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount			Premium	Market Value
Put - OTC EUR versus USD	BRC	$	1.318	10/25/2011		EUR	38,000	$418	$(507)
Put - OTC GBP versus USD	DUB		1.528	10/25/2011		GBP	13,200	170	(89)
Put - OTC NZD versus USD	CBK		0.786	10/25/2011		NZD	18,900	138	(566)
Put - OTC USD versus CAD	CBK	CAD	0.979	10/25/2011	$		10,400	47	0
Call - OTC USD versus CHF	CBK	CHF	0.930	10/25/2011			15,600	124	(124)
Put - OTC USD versus JPY	BRC	JPY	74.470	10/25/2011			26,000	140	(54)
Put - OTC USD versus NOK	DUB	NOK	5.508	10/25/2011			41,600	302	(45)

								$1,339	$(1,385)

Options on Exchange-Traded Funds
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOE Financial Select Sector SPDR Fund	$ 9.000	12/17/2011	27,900	$614	$(1,004)
Put - CBOE iShares U.S. Real Estate Index Fund	48.000	12/17/2011	9,107	1,930	(2,605)

				$2,544	$(3,609)

Inflation-Capped Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Cap - OTC CPURNSA Index	BPS	215.949	Maximum of ((Index Final/Index Initial - 1) - 5.000%) or 0	03/04/2015	$	4,000	$68	$(24)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	BPS	215.949	Maximum of (-1.000% - (Index Final/Index Initial -1)) or 0	03/04/2015	$	4,000	$56	$(24)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		12,000	106	(43)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		14,400	108	(79)

							$270	$(146)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premium
Balance at 03/31/2011	0	$458,500	AUD	27,800	EUR	22,600	GBP	0	NZD	0	$3,424
Sales	60,995	1,353,000		148,200		88,400		13,200		79,800	45,747
Closing Buys	(444)	(283,100)		0		0		0		0	(1,670)
Expirations	0	(131,600)		(176,000)		(73,000)		0		(60,900)	(2,236)
Exercised	0	(148,600)		0		0		0		0	(934)

Balance at 09/30/2011	60,551	$1,248,200	AUD	0	EUR	38,000	GBP	13,200	NZD	18,900	$44,331

(l)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Market Value
Fannie Mae	3.500%	10/01/2041	$	113,000	$114,439	$(116,196)
Fannie Mae	4.500%	10/01/2041		174,000	184,032	(184,685)
Fannie Mae	5.500%	11/01/2041		1,000	1,082	(1,083)

					$299,553	$(301,964)

See Accompanying Notes	Semiannual Report	September 30, 2011	87

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(m)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	79,897	11/2011	DUB	$905	$0	$905
Sell	BRL	33,511	11/2011	BRC	2,587	0	2,587
Sell		16,209	11/2011	CBK	1,458	0	1,458
Sell		23,170	11/2011	DUB	2,010	0	2,010
Sell		275,144	11/2011	HUS	23,042	0	23,042
Buy	CAD	5,195	10/2011	CBK	0	(245)	(245)
Sell		25,388	10/2011	DUB	1,372	0	1,372
Buy		5,195	10/2011	UAG	0	(245)	(245)
Sell	CHF	6,963	10/2011	CBK	114	0	114
Buy		37,570	10/2011	DUB	0	(2,184)	(2,184)
Sell		6,964	10/2011	UAG	114	0	114
Buy	CNY	14,656	11/2011	BRC	31	0	31
Buy		47,319	11/2011	CBK	0	(36)	(36)
Buy		84,106	11/2011	DUB	454	0	454
Buy		9,997	11/2011	JPM	8	0	8
Buy		9,948	11/2011	RYL	19	0	19
Buy		3,078	02/2012	BRC	0	(1)	(1)
Sell		157,788	02/2012	JPM	0	(380)	(380)
Buy		71,843	06/2012	BRC	0	(200)	(200)
Buy		207,943	06/2012	HUS	0	(240)	(240)
Buy		529,066	06/2012	JPM	0	(921)	(921)
Buy		30,000	08/2013	DUB	0	(124)	(124)
Buy		21,000	08/2013	RYL	0	(73)	(73)
Buy		23,000	08/2013	UAG	0	(88)	(88)
Buy		42,600	09/2015	DUB	0	(374)	(374)
Sell	EUR	28,500	10/2011	BRC	723	0	723
Buy		42,565	10/2011	CBK	0	(2,787)	(2,787)
Sell		38,509	10/2011	CBK	3,818	0	3,818
Sell		9,056	10/2011	FBL	513	0	513
Sell		34,133	10/2011	JPM	1,214	0	1,214
Sell		9,057	10/2011	MSC	488	0	488
Buy		7,970	10/2011	RYL	0	(672)	(672)
Sell		9,500	10/2011	RYL	241	0	241
Buy		2,504	10/2011	UAG	0	(254)	(254)
Sell	GBP	13,200	10/2011	DUB	98	0	98
Buy		69,313	12/2011	CBK	0	(2,994)	(2,994)
Sell		346	12/2011	CBK	7	0	7
Sell		31,373	12/2011	JPM	528	0	528
Sell	HUF	1,131,600	10/2011	JPM	956	0	956
Sell	IDR	193,275,000	10/2011	BRC	1,570	0	1,570
Sell		93,005,000	10/2011	DUB	749	0	749
Sell		193,455,000	10/2011	HUS	1,550	0	1,550
Sell	INR	1,364,729	11/2011	CBK	3,014	0	3,014
Buy	JPY	991,588	10/2011	BRC	0	(140)	(140)
Buy		10,392,587	10/2011	CBK	5,434	0	5,434
Sell		7,064,766	10/2011	RYL	0	(486)	(486)
Buy		991,575	10/2011	UAG	0	(140)	(140)
Sell	KRW	88,552,318	11/2011	JPM	8,481	0	8,481
Sell	MXN	62,388	11/2011	HUS	797	0	797
Sell		460,497	11/2011	MSC	5,952	0	5,952
Sell	MYR	71,943	11/2011	BRC	2,001	0	2,001
Buy	NOK	63,706	10/2011	BRC	0	(360)	(360)
Buy		46,930	10/2011	CBK	0	(720)	(720)
Buy		118,419	10/2011	DUB	0	(650)	(650)
Buy		46,930	10/2011	JPM	0	(762)	(762)
Buy		54,715	10/2011	UAG	0	(289)	(289)
Sell	NZD	9,450	10/2011	CBK	534	0	534
Sell		9,450	10/2011	UAG	534	0	534
Sell	PLN	80,517	11/2011	JPM	4,635	0	4,635
Sell	RUB	1,355,400	03/2012	CBK	4,944	0	4,944
Buy	SEK	39,800	10/2011	BRC	0	(366)	(366)
Buy		39,801	10/2011	DUB	0	(384)	(384)
Sell	SGD	13,712	12/2011	BRC	70	0	70
Buy		13,712	12/2011	FBL	0	(516)	(516)
Sell	TRY	25,415	10/2011	HUS	1,494	0	1,494

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TRY	25,415	10/2011	JPM	$0	$(83)	$(83)
Sell		25,415	01/2012	JPM	87	0	87
Sell	TWD	782,059	01/2012	CBK	1,674	0	1,674
Sell		1,384,320	01/2012	HUS	2,704	0	2,704
Sell	ZAR	237,093	10/2011	HUS	4,436	0	4,436

					$91,360	$(16,714)	$74,646

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$4,109	$0	$4,109
Corporate Bonds & Notes
Banking & Finance	0	176,889	0	176,889
Industrials	0	87,452	0	87,452
Utilities	0	25,952	0	25,952
Convertible Bonds & Notes
Industrials	0	3,023	0	3,023
U.S. Government Agencies	0	27,167	0	27,167
U.S. Treasury Obligations	0	88,840	0	88,840
Mortgage-Backed Securities	0	12,525	0	12,525
Asset-Backed Securities	0	1,909	1,424	3,333
Sovereign Issues	0	661,579	0	661,579
Mutual Funds	2,489,663	0	0	2,489,663
Convertible Preferred Securities
Utilities	729	0	0	729
Exchange-Traded Funds	1,189,157	0	0	1,189,157
Short-Term Instruments
Certificates of Deposit	0	31,024	0	31,024
Repurchase Agreements	0	9,784	0	9,784
Short-Term Notes	0	2,100	0	2,100
U.S. Treasury Bills	0	105,535	0	105,535
PIMCO Short-Term Floating NAV Portfolio	187	0	0	187
Purchased Options
Commodity Contracts	1,575	6,203	0	7,778

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Equity Contracts	$147,968	$0	$0	$147,968
Foreign Exchange Contracts	0	9,680	0	9,680
Interest Rate Contracts	0	33,148	0	33,148
	$3,829,279	$1,286,919	$1,424	$5,117,622

Short Sales, at value	$0	$(301,964)	$0	$(301,964)

Financial Derivative Instruments (7) - Assets
Commodity Contracts	16	2,514	0	2,530
Credit Contracts	2	12,418	0	12,420
Foreign Exchange Contracts	0	91,360	0	91,360
Interest Rate Contracts	3,911	12,070	0	15,981
	$3,929	$118,362	$0	$122,291

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	(2,979)	(18,512)	0	(21,491)
Credit Contracts	0	(4,792)	0	(4,792)
Equity Contracts	(43,338)	(1,084)	0	(44,422)
Foreign Exchange Contracts	0	(18,099)	0	(18,099)
Interest Rate Contracts	0	(7,210)	(170)	(7,380)
	$(46,317)	$(49,697)	$(170)	$(96,184)

Totals	$3,786,891	$1,053,620	$1,254	$4,841,765

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Asset-Backed Securities	$1,454	$0	$(18)	$2	$0	$(14)	$0	$0	$1,424	$(14)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(240)	$0	$0	$0	$0	$70	$0	$0	$(170)	$70

Totals	$1,214	$0	$(18)	$2	$0	$56	$0	$0	$1,254	$56

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Semiannual Report	September 30, 2011	89

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$7,778	$0	$147,968	$9,680	$33,148	$198,574
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,891	1,891
Unrealized appreciation on foreign currency contracts	0	0	0	91,360	0	91,360
Unrealized appreciation on OTC swap agreements	2,514	12,420	0	0	12,070	27,004

	$10,292	$12,420	$147,968	$101,040	$47,109	$318,829

Liabilities:
Written options outstanding	$6,837	$2,501	$32,076	$1,385	$3,778	$46,577
Variation margin payable on financial derivative instruments (2)	861	0	9,765	0	0	10,626
Unrealized depreciation on foreign currency contracts	0	0	0	16,714	0	16,714
Unrealized depreciation on OTC swap agreements	11,675	2,291	1,084	0	3,602	18,652

	$19,373	$4,792	$42,925	$18,099	$7,380	$92,569

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$22,508	$(4,578)	$427	$18,357
Net realized gain (loss) on futures contracts, written options and swaps	2,116	2,546	(23,618)	2,199	46,300	29,543
Net realized (loss) on foreign currency transactions	0	0	0	(1,537)	0	(1,537)

	$2,116	$2,546	$(1,110)	$(3,916)	$46,727	$46,363

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(6,885)	$0	$43,417	$2,896	$(10,304)	$29,124
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(16,157)	10,433	(23,084)	5	12,888	(15,915)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	74,517	0	74,517

	$(23,042)	$10,433	$20,333	$77,418	$2,584	$87,726

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(10,314) as reported in the Notes to Schedule of Investments.

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(p)	ISDA Master Agreements Collateral

The following is a summary of the market value of derivative instruments and collateral governed by ISDA Master Agreements as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
	PIMCO Global Multi-Asset Fund			PIMCO Cayman Commodity Fund II Ltd. (Subsidiary)
BOA	$8,230	$(7,710)	$520	$0	$0	$0
BPS	(358)	350	(8)	0	0	0
BRC	5,852	(4,520)	1,332	0	0	0
CBK	13,170	(9,790)	3,380	0	0	0
DUB	10,870	(9,270)	1,600	(9,139)	7,731	(1,408)
FBF	2,816	(3,180)	(364)	0	0	0
FBL	(3)	(70)	(73)	0	0	0
GLM	8,333	(7,620)	713	0	0	0
GST	(3,640)	3,219	(421)	1,551	(1,400)	151
HUS	36,167	(30,870)	5,297	0	0	0
JPM	32,860	(32,200)	660	(22)	0	(22)
MSC	6,440	(7,570)	(1,130)	0	0	0
MSX	1,164	(1,815)	(651)	0	0	0
MYC	12,716	(15,301)	(2,585)	(7)	(110)	(117)
RYL	(1,239)	1,804	565	0	0	0
SOG	2	0	2	0	0	0
UAG	(2,972)	2,690	(282)	0	0	0

(1)

Net exposure represents the net receivable/(payable) that would be due from/to counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same Master Agreement with the same legal entity. The fund and subsidiary are recognized as two separate entities. As such, exposure cannot be netted. See note 6 Principal Risks in the Notes to Financial Statements for more information regarding Credit and Counterparties Risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	91

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of eleven funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

(g) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair

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market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value   The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may

Semiannual Report	September 30, 2011	93

Notes to Financial Statements  (Cont.)

materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(c) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(d) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(e) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local

94	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to

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market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Fund with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. A Fund may write a Futures Option for income purposes or to hedge an existing position or future investment. A Fund may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying commodity for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The settlement for a Commodity Option will not include actual delivery of the underlying commodity but will rather settle the amount of the difference directly into a Fund’s brokerage account. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. A Fund may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  Certain Funds may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Exchange-Traded Funds  Certain Funds may enter into options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying for the option contract. A Fund may write or purchase options for income purposes or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered commodities exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the

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contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

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Notes to Financial Statements  (Cont.)

6.  PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the PIMCO Fund of Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Funds) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Fund (or Acquired Fund), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Fund’s and/or Acquired Fund’s in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or

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cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently decreases, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo

Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  BASIS FOR CONSOLIDATION OF THE PIMCO GLOBAL MULTI-ASSET FUND

The PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of September 30, 2011 of the GMA Subsidiary to the GMA Fund (amounts in thousands).

Fund Name	Subsidiary	Incorporated Date	Subscription Agreement	Fund Net Assets	Subsidiary Net Assets	% of Fund Net Assets
PIMCO Global Multi-Asset Fund	PIMCO Cayman Commodity Fund II Ltd.	11/21/2008	12/10/2008	$4,771,251	$258,692	5.4%

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealRetirement® Funds approach their target dates and their portfolios become more conservative, the

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Notes to Financial Statements  (Cont.)

PIMCO RealRetirement® Funds’ investment advisory contract provides that certain PIMCO RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D(1)		A, B and C Classes		Class R
PIMCO All Asset Fund	0.175%	(2)	0.05%	0.15%	0.05%	0.45%		0.30%	(8)	0.35%	(7)(10)
PIMCO All Asset All Authority Fund	0.20%	(3)	0.05%	0.15%	N/A	0.45%		0.25%	(9)	N/A
PIMCO RealRetirement® 2010 Fund(4)	0.70%		0.05%	N/A	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2015 Fund(4)	0.70%		0.05%	N/A	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement® 2020 Fund(4)	0.70%		0.05%	N/A	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2025 Fund(4)	0.70%		0.05%	N/A	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement®2030 Fund(4)	0.75%		0.05%	N/A	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2035 Fund(4)	0.75%		0.05%	N/A	0.05%	0.55%		0.30%		0.30%
PIMCO RealRetirement®2040 Fund(4)	0.80%		0.05%	N/A	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO RealRetirement® 2050 Fund(4)	0.80%		0.05%	N/A	0.05%	0.55%	(6)	0.30%	(8)	0.30%	(8)
PIMCO Global Multi-Asset Fund(5)	0.90%		0.05%	0.15%	N/A	0.65%		0.40%		0.40%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)

PIMCO has contractually agreed, through July 31, 2012, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(3)

PIMCO has contractually agreed, through July 31, 2012, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(4)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(5)

PIMCO has contractually agreed, through July 31, 2012, to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(6)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.55% per annum.
(7)	Effective October 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(8)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(9)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.
(10)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.35% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2011.

100	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2011, the Distributor received $9,953,873 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealRetirement® 2010 Fund	$52
PIMCO RealRetirement® 2020 Fund	53
PIMCO RealRetirement® 2030 Fund	53
PIMCO RealRetirement® 2040 Fund	53
PIMCO RealRetirement® 2050 Fund	53

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the RealRetirement® Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the RealRetirement® Funds in connection with the RealRetirement® Funds’ investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the RealRetirement® Funds.

PIMCO has contractually agreed, through July 31, 2012, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2012, to reduce the PIMCO All Asset All Authority Fund’s (the “AAAA Fund”) Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at September 30, 2011 were $22,698,117 and $936,051, respectively, in the PIMCO All Asset and AAAA Funds.

PIMCO has contractually agreed, through July 31, 2012 to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the GMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds.

Semiannual Report	September 30, 2011	101

Notes to Financial Statements  (Cont.)

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver by PIMCO. During the period ended September 30, 2011, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$7,486
PIMCO All Asset All Authority Fund	622
PIMCO RealRetirement® 2010 Fund	23
PIMCO RealRetirement® 2015 Fund	3
PIMCO RealRetirement® 2020 Fund	26
PIMCO RealRetirement® 2025 Fund	4
PIMCO RealRetirement® 2030 Fund	19
PIMCO RealRetirement® 2035 Fund	4
PIMCO RealRetirement® 2040 Fund	14
PIMCO RealRetirement® 2050 Fund	16
PIMCO Global Multi-Asset Fund	10,585

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the

Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2011, the amount was $558,392.

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2011, the Fund below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$11,530	$0

The PIMCO All Asset, PIMCO All Asset All Authority, and PIMCO RealRetirement® Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The PIMCO Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO All Asset, PIMCO All Asset All Authority, PIMCO RealRetirement® and PIMCO Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended September 30, 2011 (amounts in thousands):

PIMCO All Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommoditiesPLUSTM Strategy Fund	$1,077,526	$612,505	$(621,042)	$44,885	$(263,629)	$850,245	$71,178
PIMCO CommodityRealReturn Strategy Fund®	1,090,934	853,904	(912,510)	108,117	(276,701)	863,744	58,571
PIMCO Convertible Fund	885,285	130,400	(110,104)	(343)	(98,716)	806,522	13,672
PIMCO Credit Absolute Return Fund	0	60,000	0	0	(1,500)	58,500	0
PIMCO Diversified Income Fund	876,423	160,879	(22,408)	(892)	(42,232)	971,770	25,199
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	1,504,471	964,892	0	0	(583,405)	1,885,958	32,683
PIMCO Emerging Local Bond Fund	160,779	893,077	(23,488)	(63)	(86,598)	943,707	11,441
PIMCO Emerging Markets Bond Fund	34,401	334,465	0	0	(14,472)	354,394	3,192
PIMCO Emerging Markets Currency Fund	819,523	810,955	0	0	(137,219)	1,493,259	9,164
PIMCO EqS Emerging Markets Fund	40,194	40,000	0	0	(21,497)	58,697	0
PIMCO EqS Pathfinder FundTM	292,014	294,810	0	0	(63,572)	523,252	0
PIMCO Floating Income Fund	1,398,581	635,265	(43,840)	(1,361)	(219,073)	1,769,572	37,928
PIMCO Foreign Bond Fund (Unhedged)	154,008	2,065	0	0	6,050	162,123	2,032
PIMCO Fundamental Advantage Total Return Strategy Fund	2,843,385	749,523	(2,142,698)	(145,022)	(1,343)	1,303,845	66,582
PIMCO Fundamental IndexPLUSTM Fund	19,304	2,874	(19,006)	(7,641)	4,469	0	2,874
PIMCO Fundamental IndexPLUS® TR Fund	92,884	348,880	0	0	(38,768)	402,996	8,287
PIMCO Global Advantage Strategy Bond Fund	499,294	48,522	0	0	(632)	547,184	7,303

102	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

PIMCO All Asset Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO High Yield Fund	$1,204,112	$495,707	$(226,307)	$327	$(112,383)	$1,361,456	$42,316
PIMCO High Yield Spectrum Fund	301,691	103,299	0	0	(47,012)	357,978	13,070
PIMCO Income Fund	2,072,630	151,316	(15,767)	(289)	(38,605)	2,169,285	58,630
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	30,000	0	0	0	30,000	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	103,457	201,543	(29,189)	(8,130)	(35,153)	232,528	3,487
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	77,288	44,544	0	0	(22,495)	99,337	4,100
PIMCO Investment Grade Corporate Bond Fund	1,004,979	216,121	(55,359)	(5,074)	(6,236)	1,154,431	25,610
PIMCO Long Duration Total Return Fund	5,084	406,389	(401,822)	18,849	2,905	31,405	3,490
PIMCO Long-Term Credit Fund	648,735	56,805	(30,885)	704	45,004	720,363	20,090
PIMCO Long-Term U.S. Government Fund	12,962	621,842	(702,821)	78,317	2,556	12,856	5,243
PIMCO Low Duration Fund	3,918	198,411	(195,409)	(237)	(116)	6,567	627
PIMCO Real Return Asset Fund	1,702,773	267,873	(528,840)	22,716	211,580	1,676,102	45,034
PIMCO Real Return Fund	315,856	7,115	(334,941)	44,449	(25,227)	7,252	7,114
PIMCO RealEstateRealReturn Strategy Fund	645,960	282,673	(296,101)	24,816	(64,481)	592,867	32,638
PIMCO Senior Floating Rate Fund	0	201,988	0	0	(6,244)	195,744	1,933
PIMCO Short-Term Floating NAV Portfolio	36	1,900,137	(1,899,800)	(4)	0	369	37
PIMCO Short-Term Fund	10,016	1,637	0	0	(142)	11,511	67
PIMCO Small Cap StocksPLUS® TR Fund	30,338	118,129	(30,000)	(9,844)	(12,156)	96,467	1,666
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	30,000	0	0	0	30,000	0
PIMCO StocksPLUS® Fund	14,019	352,549	0	0	(22,049)	344,519	3,064
PIMCO StocksPLUS® Total Return Fund	63,868	120,714	0	0	(17,474)	167,108	1,477
PIMCO Total Return Fund	11,529	1,200,863	(1,208,342)	2,242	(759)	5,533	6,282
PIMCO Unconstrained Bond Fund	1,096,914	392,143	(748,907)	(6,578)	(17,360)	716,212	11,429
Totals	$21,115,171	$14,344,814	$(10,599,586)	$159,944	$(2,004,685)	$23,015,658	$637,510

PIMCO All Asset All Authority Fund
Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommoditiesPLUSTM Strategy Fund	$769,834	$637,079	$(408,628)	$14,981	$(208,909)	$804,357	$60,580
PIMCO CommodityRealReturn Strategy Fund®	755,484	773,353	(654,612)	40,506	(186,415)	728,316	42,006
PIMCO Convertible Fund	523,975	160,926	(61,434)	(596)	(61,849)	561,022	8,774
PIMCO Credit Absolute Return Fund	0	34,000	0	0	(850)	33,150	0
PIMCO Diversified Income Fund	453,928	253,790	(13,631)	(108)	(28,608)	665,371	14,633
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	557,404	833,599	0	0	(283,532)	1,107,471	14,690
PIMCO Emerging Local Bond Fund	157,973	876,289	0	0	(83,441)	950,821	10,839
PIMCO Emerging Markets Bond Fund	96,720	414,385	0	0	(17,459)	493,646	5,899
PIMCO Emerging Markets Currency Fund	786,101	693,356	0	0	(120,355)	1,359,102	8,506
PIMCO EqS Emerging Markets Fund	20,097	20,000	0	0	(10,748)	29,349	0
PIMCO EqS Pathfinder FundTM	124,569	331,079	0	0	(35,688)	419,960	0
PIMCO Floating Income Fund	714,872	570,862	0	0	(136,555)	1,149,179	22,398
PIMCO Foreign Bond Fund (Unhedged)	70,131	940	0	0	2,755	73,826	925

Semiannual Report	September 30, 2011	103

Notes to Financial Statements  (Cont.)

PIMCO All Asset All Authority Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO Fundamental Advantage Total Return Strategy Fund	$1,540,155	$524,621	$(951,830)	$(61,024)	$(30,982)	$1,020,940	$41,558
PIMCO Fundamental IndexPLUSTM Fund	1,279	190	(1,259)	(583)	373	0	190
PIMCO Fundamental IndexPLUS® TR Fund	18,018	261,294	0	0	(17,524)	261,788	3,596
PIMCO Global Advantage Strategy Bond Fund	139,847	61,441	(36,123)	(693)	822	165,294	2,362
PIMCO High Yield Fund	948,660	485,970	(111,003)	(172)	(98,604)	1,224,851	36,734
PIMCO High Yield Spectrum Fund	129,026	53,981	0	0	(21,294)	161,713	5,878
PIMCO Income Fund	928,011	232,535	0	0	(19,663)	1,140,883	27,585
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	17,000	0	0	0	17,000	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	48,589	159,470	(17,000)	(4,484)	(20,502)	166,073	1,940
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	31,169	39,114	(30,032)	(392)	(1,311)	38,548	143
PIMCO Investment Grade Corporate Bond Fund	409,182	251,943	(20,011)	(1,914)	(5,301)	633,899	11,374
PIMCO Long Duration Total Return Fund	52,952	293,900	(163,856)	5,760	17,690	206,446	3,918
PIMCO Long-Term Credit Fund	172,453	27,666	(8,938)	110	12,446	203,737	5,549
PIMCO Long-Term U.S. Government Fund	6,143	375,699	(170,394)	16,338	46,371	274,157	3,667
PIMCO Low Duration Fund	21,167	289,079	(308,103)	600	(288)	2,455	623
PIMCO Real Return Asset Fund	827,510	231,244	(176,168)	3,078	116,894	1,002,558	22,440
PIMCO Real Return Fund	186,263	101,515	(192,085)	13,323	276	109,292	4,943
PIMCO RealEstateRealReturn Strategy Fund	546,593	340,520	(187,897)	14,166	(62,299)	651,083	33,510
PIMCO Senior Floating Rate Fund	0	90,895	0	0	(2,810)	88,085	870
PIMCO Short-Term Floating NAV Portfolio	52,568	1,575,545	(1,583,000)	(38)	0	45,075	45
PIMCO Short-Term Fund	25,274	276,711	(295,079)	(122)	(64)	6,720	135
PIMCO Small Cap StocksPLUS® TR Fund	118,450	208,595	(140,222)	8,904	(26,549)	169,178	1,243
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	17,000	0	0	0	17,000	0
PIMCO StocksPLUS® Fund	1,493	203,593	0	0	(10,872)	194,214	1,550
PIMCO StocksPLUS® Total Return Fund	2,597	157,423	0	0	(8,747)	151,273	724
PIMCO StocksPLUS® TR Short Strategy Fund	1,194,382	871,285	(1,362,948)	(148,533)	341,369	895,555	19,507
PIMCO Total Return Fund	207,263	854,600	(888,944)	11,625	(11,727)	172,817	4,560
PIMCO Unconstrained Bond Fund	799,902	359,353	(276,293)	(5,351)	(15,886)	861,725	9,475
Totals	$13,440,034	$13,961,840	$(8,059,490)	$(94,619)	$(989,836)	$18,257,929	$433,369

PIMCO RealRetirement® 2010 Fund
Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$246	$23	$0	$0	$(61)	$208	$23
PIMCO EqS Emerging Markets Fund	0	240	0	0	(60)	180	0
PIMCO EqS Pathfinder FundTM	0	240	0	0	(35)	205	0
PIMCO Global Advantage Strategy Bond Fund	410	6	0	0	0	416	6
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	661	27	(97)	(14)	(115)	462	27
PIMCO Low Duration Fund	1,420	13	(200)	(2)	(16)	1,215	13
PIMCO Real Return Fund	950	1,727	0	0	74	2,751	43
PIMCO RealEstateRealReturn Strategy Fund	564	31	(199)	(37)	16	375	31

104	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

PIMCO RealRetirement® 2010 Fund (Cont.)
Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO Short-Term Floating NAV Portolio	$2,109	$1	$(2,100)	$1	$0	$11	$1
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	49	0	0	(14)	35	1
PIMCO StocksPLUS® Fund	347	59	0	0	(63)	343	6
PIMCO Total Return Fund	1,336	2,019	0	0	(50)	3,305	39
Totals	$8,043	$4,435	$(2,596)	$(52)	$(324)	$9,506	$190

PIMCO RealRetirement® 2015 Fund
Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$0	$80	$0	$0	$(12)	$68	$4
PIMCO EqS Emerging Markets Fund	0	76	0	0	(18)	58	0
PIMCO EqS Pathfinder FundTM	0	76	0	0	(10)	66	0
PIMCO Global Advantage Strategy Bond Fund	0	132	0	0	(3)	129	1
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	154	0	0	(35)	119	1
PIMCO Low Duration Fund	0	195	0	0	(2)	193	1
PIMCO Real Return Fund	0	738	0	0	19	757	5
PIMCO RealEstateRealReturn Strategy Fund	0	110	0	0	(13)	97	3
PIMCO Short-Term Floating NAV Portolio	0	800	(300)	0	0	500	0
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	23	0	0	(6)	17	0
PIMCO StocksPLUS® Fund	0	184	0	0	(31)	153	1
PIMCO Total Return Fund	0	801	0	0	(15)	786	6
Totals	$0	$3,369	$(300)	$0	$(126)	$2,943	$22

PIMCO RealRetirement® 2020 Fund
Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$354	$34	$0	$0	$(89)	$299	$34
PIMCO EqS Emerging Markets Fund	0	564	0	0	(140)	424	0
PIMCO EqS Pathfinder FundTM	0	564	0	0	(82)	482	0
PIMCO Global Advantage Strategy Bond Fund	493	7	0	0	1	501	7
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	923	29	(227)	(64)	(83)	578	29
PIMCO Real Return Fund	1,022	1,586	0	0	83	2,691	45
PIMCO RealEstateRealReturn Strategy Fund	581	38	0	0	(52)	567	38
PIMCO Short-Term Floating NAV Portfolio	2,510	1	(2,400)	1	(1)	111	1
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	116	0	0	(32)	84	2
PIMCO StocksPLUS® Fund	1,283	20	(126)	(2)	(202)	973	20
PIMCO Total Return Fund	1,814	872	0	0	(34)	2,652	39
Totals	$8,980	$3,831	$(2,753)	$(65)	$(631)	$9,362	$215

Semiannual Report	September 30, 2011	105

Notes to Financial Statements  (Cont.)

PIMCO RealRetirement® 2025 Fund
Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$0	$112	$0	$0	$(17)	$95	$5
PIMCO EqS Emerging Markets Fund	0	152	0	0	(36)	116	0
PIMCO EqS Pathfinder FundTM	0	153	0	0	(21)	132	0
PIMCO Global Advantage Strategy Bond Fund	0	154	0	0	(4)	150	1
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	230	0	0	(51)	179	1
PIMCO Real Return Fund	0	522	0	0	14	536	3
PIMCO RealEstateRealReturn Strategy Fund	0	188	0	0	(23)	165	6
PIMCO Short-Term Floating NAV Portolio	0	600	(300)	0	0	300	0
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	38	0	0	(9)	29	0
PIMCO StocksPLUS® Fund	0	368	0	0	(56)	312	3
PIMCO Total Return Fund	0	538	0	0	(10)	528	5
Totals	$0	$3,055	$(300)	$0	$(213)	$2,542	$24

PIMCO RealRetirement® 2030 Fund
Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$362	$34	$0	$0	$(90)	$306	$35
PIMCO EqS Emerging Markets Fund	0	449	0	0	(107)	342	0
PIMCO EqS Pathfinder FundTM	0	449	0	0	(61)	388	0
PIMCO Global Advantage Strategy Bond Fund	498	7	(45)	0	1	461	7
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	953	40	0	0	(207)	786	40
PIMCO Long-Term U.S. Government Fund	0	221	0	0	44	265	3
PIMCO Real Return Fund	527	372	0	0	30	929	18
PIMCO RealEstateRealReturn Strategy Fund	555	36	0	0	(49)	542	36
PIMCO Short-Term Floating NAV Portfolio	1,809	1	(1,200)	1	(1)	610	1
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	124	0	0	(34)	90	2
PIMCO StocksPLUS® Fund	946	252	0	0	(188)	1,010	19
PIMCO Total Return Fund	878	189	0	0	(12)	1,055	15
Totals	$6,528	$2,174	$(1,245)	$1	$(674)	$6,784	$176

PIMCO RealRetirement® 2035 Fund
Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$0	$144	$0	$0	$(22)	$122	$7
PIMCO EqS Emerging Markets Fund	0	152	0	0	(36)	116	0
PIMCO EqS Pathfinder FundTM	0	153	0	0	(21)	132	0
PIMCO Global Advantage Strategy Bond Fund	0	184	(15)	0	(4)	165	1
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	384	0	0	(85)	299	2
PIMCO Long-Term U.S. Government Fund	0	159	0	0	33	192	2
PIMCO Real Return Fund	0	215	0	0	6	221	1
PIMCO RealEstateRealReturn Strategy Fund	0	267	0	0	(32)	235	8
PIMCO Short-Term Floating NAV Portolio	0	900	(600)	0	0	300	0

106	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

PIMCO RealRetirement® 2035 Fund (Cont.)
Underlying Funds	Market Value 06/30/2011	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO Small Cap StocksPLUS® TR Strategy Fund	$0	$61	$0	$0	$(15)	$46	$1
PIMCO StocksPLUS® Fund	0	444	0	0	(69)	375	3
PIMCO Total Return Fund	0	154	0	0	(3)	151	1
Totals	$0	$3,217	$(615)	$0	$(248)	$2,354	$26

PIMCO RealRetirement® 2040 Fund
Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$338	$32	$0	$0	$(84)	$286	$32
PIMCO EqS Emerging Markets Fund	0	300	0	0	(75)	225	0
PIMCO EqS Pathfinder FundTM	0	300	0	0	(44)	256	0
PIMCO Global Advantage Strategy Bond Fund	445	6	(120)	5	(3)	333	6
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	120	0	0	(22)	98	1
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	763	32	0	0	(165)	630	32
PIMCO Long-Term U.S. Government Fund	0	299	0	0	62	361	4
PIMCO Real Return Fund	0	244	0	0	6	250	4
PIMCO RealEstateRealReturn Strategy Fund	553	36	0	0	(49)	540	36
PIMCO Short-Term Floating NAV Portfolio	1,507	2,501	(3,300)	0	0	708	1
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	152	0	0	(40)	112	2
PIMCO StocksPLUS® Fund	614	307	0	0	(146)	775	14
PIMCO Total Return Fund	444	5	(150)	(4)	4	299	5
Totals	$4,664	$4,334	$(3,570)	$1	$(556)	$4,873	$137

PIMCO RealRetirement® 2050 Fund
Underlying Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$429	$41	$0	$0	$(108)	$362	$41
PIMCO EqS Emerging Markets Fund	0	360	(54)	(10)	(73)	223	0
PIMCO EqS Pathfinder FundTM	0	360	(54)	(8)	(44)	254	0
PIMCO Global Advantage Strategy Bond Fund	429	6	(137)	8	(3)	303	6
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	1,077	45	(54)	(29)	(205)	834	45
PIMCO Long-Term U.S. Government Fund	0	352	(54)	6	62	366	4
PIMCO Real Return Fund	0	183	(54)	3	3	135	3
PIMCO RealEstateRealReturn Strategy Fund	690	45	0	0	(61)	674	45
PIMCO Short-Term Floating NAV Portfolio	1,606	1,301	(2,500)	0	0	407	1
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	183	0	0	(50)	133	3
PIMCO StocksPLUS® Fund	876	161	(54)	(9)	(160)	814	17
PIMCO Total Return Fund	353	3	(234)	(6)	9	125	3
Totals	$5,460	$3,040	$(3,195)	$(45)	$(630)	$4,630	$168

Semiannual Report	September 30, 2011	107

Notes to Financial Statements  (Cont.)

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$16,508	$1,569	$(15,869)	$(406)	$(1,802)	$0	$1,569
PIMCO Emerging Local Bond Fund	190,953	15,268	0	0	(14,121)	192,100	5,268
PIMCO Emerging Markets Bond Fund	79,726	2,166	0	0	(1,870)	80,022	2,166
PIMCO Emerging Markets Corrporate Bond Fund	208,498	10,247	0	0	(14,761)	203,984	5,247
PIMCO Emerging Markets Currency Fund	42,053	76,219	0	0	(11,157)	107,115	889
PIMCO EqS Emerging Markets Fund	54,010	132,500	0	0	(49,048)	137,462	0
PIMCO EqS Pathfinder FundTM	344,468	151,770	0	0	(62,061)	434,177	0
PIMCO Global Advantage Strategy Bond Fund	311,696	3,979	(168,690)	4,129	2,472	153,586	3,979
PIMCO Global Bond Fund (Unhedged)	60,421	909	0	0	2,652	63,982	909
PIMCO Investment Grade Corporate Bond Fund	74,174	1,315	(76,824)	1,891	(556)	0	1,494
PIMCO Investment Grade Corporate Bond Index Fund	39,494	0	(9,275)	(22)	1,266	31,463	680
PIMCO Long-Term U.S. Government Fund	0	69,868	(47,394)	2,243	1,155	25,872	187
PIMCO Real Return Fund	0	5,092	(5,287)	195	0	0	95
PIMCO RealEstateRealReturn Strategy Fund	9,478	617	0	0	(835)	9,260	617
PIMCO Short-Term Floating NAV Portfolio	16,078	6	(15,900)	3	0	187	6
PIMCO StocksPLUS®Fund	654,447	106,055	0	0	(130,390)	630,112	13,055
PIMCO Total Return Fund	147,977	147,118	0	0	(5,548)	289,547	3,118
PIMCO Unconstrained Bond Fund	147,328	18,519	0	0	(3,403)	162,444	1,519
Totals	$2,397,309	$743,217	$(339,239)	$8,033	$(288,007)	$2,521,313	$40,798

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$12,444,677	$8,699,786
PIMCO All Asset All Authority Fund	0	0	12,386,295	6,476,490
PIMCO RealRetirement® 2010 Fund	303	503	4,625	496
PIMCO RealRetirement® 2015 Fund	0	0	2,661	0
PIMCO RealRetirement® 2020 Fund	400	1,200	4,168	353
PIMCO RealRetirement® 2025 Fund	0	0	2,591	0
PIMCO RealRetirement® 2030 Fund	0	0	2,581	45
PIMCO RealRetirement® 2035 Fund	0	0	2,575	15
PIMCO RealRetirement® 2040 Fund	0	0	2,187	270
PIMCO RealRetirement® 2050 Fund	0	0	2,164	802
PIMCO Global Multi-Asset Fund	506,025	404,308	2,747,967	1,266,291

108	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

12.  LINE OF CREDIT

On November 24, 2008, the AAAA Fund entered into a revolving credit agreement with State Street Bank & Trust Company. Under this agreement, there is a maximum available commitment amount equal to $4.7 billion. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of September 30, 2011 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of September 30, 2011, the AAAA Fund was paying interest at 1.481%. Interest, commitment and facility fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2011 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility and Interest Fees	Oustanding Principal as of 09/30/2011
$3,578,142	$3,578,142	$28,116	$1,023	$4,700,000

13.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

14.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The GMA Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the PIMCO CommodityRealReturn Strategy Fund (the “CRRS Fund”) in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the PIMCO Cayman Commodity Fund I Ltd., which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the GMA Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the GMA Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the GMA Fund as a deductible amount for federal income tax purposes. Note that the loss from the GMA Subsidiary’s contemplated activities also cannot be carried forward to reduce future GMA Subsidiary’s income in subsequent years. However, if the GMA Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the GMA Fund as income for federal income tax purposes.

As of September 30, 2011, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation) (1)
PIMCO All Asset Fund	$628,892	$(1,440,203)	$(811,311)
PIMCO All Asset All Authority Fund	330,873	(1,168,552)	(837,679)
PIMCO RealRetirement® 2010 Fund	153	(909)	(756)
PIMCO RealRetirement® 2015 Fund	30	(175)	(145)
PIMCO RealRetirement® 2020 Fund	189	(1,302)	(1,113)
PIMCO RealRetirement® 2025 Fund	29	(268)	(239)
PIMCO RealRetirement® 2030 Fund	169	(1,358)	(1,189)
PIMCO RealRetirement® 2035 Fund	57	(360)	(303)
PIMCO RealRetirement® 2040 Fund	129	(1,308)	(1,179)
PIMCO RealRetirement® 2050 Fund	136	(1,290)	(1,154)
PIMCO Global Multi-Asset Fund	90,549	(418,706)	(328,157)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

Semiannual Report	September 30, 2011	109

Notes to Financial Statements (Cont.)

15.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	324,574	$4,043,763	468,652	$5,738,177	232,998	$2,531,537	315,576	$3,437,360
Class P	17,878	221,576	37,202	455,187	79,661	866,140	129,205	1,394,829
Administrative Class	5,252	64,976	10,235	125,629	0	0	0	0
Class D	21,703	268,615	43,984	535,617	38,004	410,822	64,762	700,977
Class A	29,941	369,528	67,933	826,551	92,579	1,002,297	165,979	1,793,711
Class B	269	3,286	999	11,993	0	0	0	0
Class C	23,698	289,029	48,987	590,096	60,415	647,567	103,170	1,108,354
Class R	1,675	20,551	3,546	42,975	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	31,219	379,290	81,649	984,629	9,044	96,913	20,518	218,378
Class P	895	10,870	1,407	16,994	2,080	22,274	3,211	34,153
Administrative Class	524	6,351	1,387	16,698	0	0	0	0
Class D	1,386	16,745	3,013	36,171	1,543	16,412	3,113	32,900
Class A	2,911	35,104	7,565	90,626	4,355	46,418	9,430	99,827
Class B	82	981	426	5,059	0	0	0	0
Class C	1,915	22,841	5,379	63,770	2,259	23,876	4,940	51,844
Class R	98	1,172	162	1,933	0	0	0	0
Cost of shares redeemed
Institutional Class	(124,642)	(1,537,925)	(264,510)	(3,237,482)	(63,093)	(677,693)	(99,344)	(1,066,500)
Class P	(6,932)	(85,532)	(10,352)	(126,566)	(24,540)	(266,272)	(30,526)	(328,563)
Administrative Class	(2,069)	(25,381)	(3,854)	(46,898)	0	0	0	0
Class D	(11,525)	(139,775)	(20,741)	(252,973)	(13,645)	(146,442)	(35,883)	(385,611)
Class A	(19,302)	(235,819)	(31,793)	(385,881)	(32,020)	(344,642)	(59,369)	(637,260)
Class B	(2,008)	(24,608)	(6,659)	(79,747)	0	0	0	0
Class C	(11,035)	(133,199)	(17,825)	(213,759)	(11,946)	(127,641)	(18,157)	(192,484)
Class R	(458)	(5,592)	(763)	(9,320)	0	0	0	0
Net increase resulting from Fund share transactions	286,049	$3,566,847	426,029	$5,189,479	377,694	$4,101,566	576,625	$6,261,915

110	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

PIMCO RealRetirement® 2010 Fund				PIMCO RealRetirement ® 2015 Fund		PIMCO RealRetirement® 2020 Fund
Six Months Ended 09/30/2011		Year Ended 03/31/2011		Period from 06/30/2011 to 09/30/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

88	$758	152	$1,293	302	$3,015	162	$1,362	158	$1,319
0	0	0	0	0	0	0	0	0	0
0	0	2	10	1	10	0	0	80	676
106	907	56	478	12	115	111	918	181	1,493
228	1,941	287	2,463	8	77	63	518	149	1,223
0	0	0	0	0	0	0	0	0	0
93	789	51	437	8	77	29	232	120	989
0	0	2	21	1	10	11	89	45	365

8	71	36	308	0	0	12	95	34	278
0	0	0	0	0	0	0	0	0	0
0	0	0	1	0	0	1	5	2	14
1	9	2	21	0	0	4	28	11	89
5	41	12	103	0	0	3	24	11	87
0	0	0	0	0	0	0	0	0	0
1	11	3	24	0	0	1	9	5	44
0	1	1	7	0	0	1	9	5	41

(90)	(773)	(88)	(751)	0	0	(88)	(740)	(33)	(266)
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	(1)	(11)	(41)	(329)
(5)	(37)	(45)	(379)	0	0	(20)	(162)	(92)	(753)
(19)	(163)	(45)	(379)	0	0	(45)	(370)	(37)	(302)
0	0	0	0	0	0	0	0	0	0
(3)	(27)	(10)	(85)	0	0	(36)	(299)	(52)	(426)
0	(1)	(11)	(93)	0	0	(1)	(3)	(15)	(119)
413	$3,527	405	$3,479	332	$3,304	207	$1,704	531	$4,423

Semiannual Report	September 30, 2011	111

Notes to Financial Statements (Cont.)

	PIMCO RealRetirement ® 2025 Fund		PIMCO RealRetirement ® 2030 Fund				PIMCO RealRetirement ® 2035 Fund
	Period from 06/30/2011 to 09/30/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Period from 06/30/2011 to 09/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	300	$3,000	101	$792	66	$516	303	$3,025
Class P	0	0	0	0	0	0	0	0
Administrative Class	1	10	0	0	0	0	1	10
Class D	2	22	96	748	87	688	1	11
Class A	5	50	51	393	79	620	1	12
Class B	0	0	0	0	0	0	0	0
Class C	1	10	43	329	113	882	1	10
Class R	1	10	3	23	8	65	1	10
Issued as reinvestment of distributions
Institutional Class	0	0	8	65	39	306	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	1	0	0
Class D	0	0	2	20	10	76	0	0
Class A	0	0	2	14	6	45	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	2	15	10	79	0	0
Class R	0	0	0	2	2	13	0	0
Cost of shares redeemed
Institutional Class	0	0	(45)	(358)	(53)	(417)	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	(34)	(271)	(46)	(358)	0	0
Class A	0	0	(3)	(23)	(39)	(302)	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	(46)	(357)	(51)	(394)	0	0
Class R	0	0	(1)	(5)	(2)	(20)	0	0
Net increase (decrease) resulting from Fund share transactions	310	$3,102	179	$1,387	229	$1,800	308	$3,078

112	PIMCO ASSET ALLOCATION FUNDS

September 30, 2011 (Unaudited)

PIMCO RealRetirement® 2040 Fund				PIMCO RealRetirement® 2050 Fund				PIMCO Global Multi-Asset Fund
Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

99	$779	37	$295	54	$432	32	$264	51,345	$612,619	86,614	$1,009,227
0	0	0	0	0	0	0	0	23,998	285,963	33,924	393,691
0	0	0	0	0	0	0	0	0	0	0	0
91	704	40	309	92	729	343	2,786	6,394	76,006	14,256	163,388
61	470	133	1,023	20	156	20	161	31,059	369,356	51,934	600,157
0	0	0	0	0	0	0	0	0	0	0	0
12	87	5	38	5	37	15	117	19,625	231,628	35,538	406,035
6	45	12	94	0	5	2	13	450	5,344	926	10,687

9	68	45	345	10	81	42	335	1,867	21,937	5,974	69,232
0	0	0	0	0	0	0	0	295	3,462	665	7,707
0	0	0	1	0	0	0	1	0	0	0	0
2	13	6	47	5	42	14	113	201	2,349	833	9,612
3	18	5	38	1	4	2	12	865	10,108	3,300	38,065
0	0	0	0	0	0	0	0	0	0	0	0
0	2	0	4	0	4	2	15	334	3,869	1,579	18,064
0	1	4	33	0	0	0	3	10	120	27	313

(79)	(623)	(35)	(275)	(21)	(168)	(14)	(115)	(27,040)	(322,486)	(32,217)	(366,233)
0	0	0	0	0	0	0	0	(5,954)	(70,734)	(7,401)	(85,115)
0	0	0	0	0	0	0	0	0	0	0	0
(45)	(348)	(13)	(103)	(234)	(1,805)	(57)	(469)	(4,009)	(47,461)	(7,471)	(85,219)
(61)	(458)	(14)	(108)	(5)	(38)	(6)	(47)	(14,092)	(165,624)	(18,393)	(209,917)
0	0	0	0	0	0	0	0	0	0	0	0
0	(3)	(2)	(14)	(8)	(66)	(2)	(12)	(5,907)	(69,154)	(7,000)	(79,618)
(6)	(49)	(43)	(333)	(2)	(19)	(1)	(11)	(83)	(978)	(82)	(951)
92	$706	180	$1,394	(83)	$(606)	392	$3,166	79,358	$946,324	163,006	$1,899,125

16.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Semiannual Report	September 30, 2011	113

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MSX	Morgan Stanley Capital Group, Inc.
BRC	Barclays Bank PLC	GST	Goldman Sachs International	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	USD	United States Dollar
EUR	Euro	JPY	Japanese Yen

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	NYMEX	New York Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depository Receipts	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

114	PIMCO ASSET ALLOCATION FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO Credit Absolute Return Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV

At a meeting held on August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2012; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO Fundamental IndexPLUS® TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2012.

The Board, including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (the “New Funds’ Agreements”) on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, at a meeting on February 28, 2011, and on behalf of PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund, at a meeting on May 23, 2011 (together with PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, the “New Funds”). At the meeting held on August 15-16, 2011, the Board also considered and approved the Sub-Advisory Agreement (the “RAFI Sub-Advisory Agreement”) with RALLC, on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the applicable New Funds’ Agreements and the RAFI Sub-Advisory Agreement at the February 28, 2011, May 23, 2011 and August 15-16, 2011 meetings.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address

Semiannual Report	September 30, 2011	115

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; assuming responsibility for certain sub-administration services and decoupling from the Allianz Funds; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting; establishing a new Funds’ website; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board also considered the sub-advisory services to be provided to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund under the RAFI Sub-Advisory Agreement. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements and by RALLC under the Asset Allocation Agreements, Sub-Advisory Agreements and RAFI Sub-Advisory Agreement are likely to benefit the Funds, the New Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays a unified fee. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	Investment Performance

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2011 and other performance data, as available, for the period ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2011 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods. The Board noted that, as of May 31, 2011, the Institutional Class of 76%, 73% and 64% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

116	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 5 years of performance history, more than 90% outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2011, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer ended May 31, 2011, more than 90% of Funds (based on Institutional Class performance) have outperformed the relative benchmark indexes on a net-of-fees basis. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fee for certain classes for several Funds, as well as historic fee reductions, including the significant supervisory and administrative fee reductions that took effect in May 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

With respect to the New Funds, the Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were the same or lower than PIMCO separate account fees in 31 out of 44 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

With respect to the PIMCO Credit Absolute Return Fund and PIMCO Total Return Fund IV, the Board reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with a similar investment strategy. At the time the Board considered the advisory fees, PIMCO did not manage any separate accounts or other products with investment strategies similar to the PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, and, thus, no comparative fee information was considered.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above

Semiannual Report	September 30, 2011	117

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

(Unaudited)

median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

In connection with the approval of the New Funds’ Agreements, the Board also considered the Trust’s unified fee structure and the services to be provided under the New Funds’ Agreements. The Board concluded that the New Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund expense ratios that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. With respect to the New Funds, the Board also noted that PIMCO proposed to add the New Funds to the Expense Limitation Agreement currently in effect for certain other Funds.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the New Funds’ Agreements would likely benefit each New Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been “built” on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Funds’ cost structures and the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements and the Sub-Advisory Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the New Funds’ Agreements and the RAFI Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and the fees paid to RALLC by PIMCO under the RAFI Sub-Advisory Agreement, and that the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

118	PIMCO ASSET ALLOCATION FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4001SAR_093011

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2011

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

PIMCO Tax Managed Real Return Fund

PIMCO Unconstrained Tax Managed Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		14
Benchmark Descriptions		16
Financial Highlights		18
Statements of Assets and Liabilities		28
Statements of Operations		30
Statements of Changes in Net Assets		31
Notes to Financial Statements		90
Glossary		104
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		105

FUND	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	33
PIMCO California Short Duration Municipal Income Fund	7	37
PIMCO High Yield Municipal Bond Fund	8	44
PIMCO Municipal Bond Fund	9	52
PIMCO New York Municipal Bond Fund	10	59
PIMCO Short Duration Municipal Income Fund	11	64
PIMCO Tax Managed Real Return Fund	12	71
PIMCO Unconstrained Tax Managed Bond Fund	13	77

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the six-month reporting period, a number of events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the U.S. Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. In fact, polarization in Washington is high, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Within Europe, mounting concern about debt restructurings in peripheral European countries, amplified by the potential default of Greece and contagion to the rest of the region and to the global banking sector, increased speculation of a possible breakup of the Eurozone. A number of European economies are suffering from a significant loss of competitiveness, high debt loads and negative demographics. And in the Middle East and North Africa, ongoing social unrest and political uncertainty have increased concern over stability in the region.

In sum, these events weighed heavily on global investor sentiment and are clear indicators of significant structural re-alignments—social, political and economic—taking place at once throughout the world. Governments worldwide will be required to work together in a coordinated effort to address these growing issues of economic power and decline. In this fluid market environment being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasury yields declined across the yield curve as prices rose during the reporting period due to the flight-to-quality brought on primarily by growing investor concern over the European sovereign debt crisis, a slowing global economy, and the downgrade of the U.S. credit rating by Standard & Poor’s in August. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25% and announced a new “Operation Twist” policy initiative, repeated from 1961, again designed to replace short-term debt with longer-term U.S. Treasuries to try to support the economy by reducing long-term interest rates. The Bank of England held its key lending rate at 0.50%, while the European Central Bank raised its main policy rate to 1.50% during the first part of the period in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 1.92% at the end of the reporting period, or 1.55% lower than on March 31, 2011. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.20% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns, as measured by the Barclays Capital U.S. TIPS Index, which returned 8.33%. The gains were driven by the rally in longer-term TIPS due to an investor flight-to-quality and slower global growth prospects amid heightened sovereign risk concerns in the U.S. and Europe. Shorter-maturity TIPS, however, sold-off given lower commodity prices in addition to upcoming negative inflation seasonality. Despite strong overall gains, TIPS underperformed their nominal U.S. Treasury counterparts as breakeven inflation levels, also a measure of market inflation expectations, narrowed dramatically for all maturities as the investor flight-to-quality bid favored nominal U.S. Treasury debt over TIPS. Also, investor inflation expectations softened as a direct result of slowing global economic growth.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasury securities amid the flight-to-quality and speculation regarding a widespread government induced refinancing program.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The Federal Reserve announced that it would continue to re-invest pay-downs (or the principal returned on a security to the investor) on its Agency MBS and Agency debt into Agency MBS, which helped support Agency MBS asset prices. Non-Agency MBS and commercial MBS also underperformed like-duration U.S. Treasury securities due to increased risk aversion and broad market volatility during the reporting period.

■

Municipal Bonds, including both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns but underperformed like-duration U.S. Treasury securities due to the flight-to-quality rally in U.S. Treasuries during the period. Municipal bond yields declined across the municipal yield curve as default worries eased and technical factors, such as low new issue supply, supported municipal bond prices. Demand for BABs (taxable municipal bonds) was strong as the securities provided attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasury securities due to general risk aversion and increased market volatility related to global factors. EM spread widening was larger in lower quality EM countries, which generally underperformed the broader EM external debt market. In EM local currency instruments, EM currencies depreciated against the U.S. dollar amid a flight to the U.S. dollar’s perceived better safety. The weakness in EM currencies also affected the performance of EM local currency denominated debt.

■

Equity markets worldwide generally posted negative returns due to increased risk aversion and heightened market volatility brought on by global macroeconomic events. U.S. equities, as measured by the S&P 500 Index, declined 13.78% and global equities, as represented by the MSCI World Index, declined 16.22%. Emerging market equities, as measured by the MSCI Emerging Markets Index, declined 23.45% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments, or our investment manager’s website at www.pimco.com, to learn more about our views and for expanded market commentary.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds November 15, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, issuer non-diversification risk, leveraging risk, California state-specific risk, New York state-specific risk, municipal project-specific risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. Shareholders of a municipal bond portfolio will, at times, incur a tax liability, as income from such a portfolio may be subject to state and local taxes and, where applicable, the alternative minimum tax. Income from the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund may be subject to Federal and state income taxes.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and

Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. However, the Average Annual Total Return table for the PIMCO Unconstrained Tax Managed Bond Fund and the PIMCO Tax Managed Real Return Fund each disclose returns after taxes on Fund distributions. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	01/31/00	10/19/99	—	08/31/09
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	08/31/06	—	08/31/09
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	07/31/06	—	12/29/06
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	09/30/98	04/08/98	04/01/98	04/01/98	04/01/98
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	01/31/00	10/19/99	—	08/31/09
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	10/22/02	01/31/00	03/28/02	—	03/28/02
PIMCO Tax Managed Real Return Fund	10/30/09	10/30/09	10/30/09	—	10/30/09	10/30/09	—	10/30/09
PIMCO Unconstrained Tax Managed Bond Fund	01/30/09	01/30/09	09/10/09	—	01/30/09	01/30/09	—	01/30/09

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO advised Funds are distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, www.pimco.com/investments, (888) 87-PIMCO.

Semiannual Report	September 30, 2011	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
Class P - PCIPX	Class C - PCFCX
Class D - PCIDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

California	92.8%
Short-Term Instruments	6.1%
Virgin Islands	0.8%
New Jersey	0.2%
Other	0.1%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	3.12%	0.85%	2.98%	3.23%	4.12%
PIMCO California Intermediate Municipal Bond Fund Class P	3.07%	0.75%	2.88%	3.14%	4.04%
PIMCO California Intermediate Municipal Bond Fund Class D	2.95%	0.52%	2.64%	2.86%	3.75%
PIMCO California Intermediate Municipal Bond Fund Class A	2.95%	0.52%	2.64%	2.85%	3.74%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	-0.91%	-3.25%	2.01%	2.54%	3.48%
PIMCO California Intermediate Municipal Bond Fund Class C	2.56%	-0.24%	1.88%	2.13%	3.02%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	1.56%	-1.21%	1.88%	2.13%	3.02%
Barclays Capital California Intermediate Municipal Bond Index	6.77%	4.42%	5.77%	5.10%	5.50%
Lipper California Intermediate Municipal Debt Funds Average	5.77%	2.54%	3.92%	3.80%	4.51%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the reporting period, which detracted from performance as California municipal bond yields declined during the reporting period.

»	An overweight to healthcare municipal bonds enhanced performance as healthcare outperformed the broader municipal bond index during the reporting period.

»	An overweight to corporate-backed municipal bonds detracted from performance as corporate-backed municipal bonds underperformed the broader municipal bond index during the reporting period.

»	A move from overweight to underweight California General Obligation bonds detracted from performance as the California state credit rallied significantly during the reporting period.

»

The Fund’s Institutional Class 30 Day SEC Yield[1] after fees at September 30, 2011 was 2.25%. The yield was 3.86% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective CA state tax rate of 6.86%, or 2.53% assuming a federal tax rate of 10.00% and an effective CA state tax rate of 1.125%. Your tax adjusted yield may differ depending on your tax bracket.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
Class P - PCDPX	Class C - PCSCX
Class D - PCDDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

California	92.3%
Short-Term Instruments	5.7%
Puerto Rico	1.1%
Pennsylvania	0.3%
Other	0.6%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	-0.11%	-0.24%	2.47%	2.55%
PIMCO California Short Duration Municipal Income Fund Class P	-0.16%	-0.34%	2.37%	2.45%
PIMCO California Short Duration Municipal Income Fund Class D	-0.31%	-0.64%	2.06%	2.14%
PIMCO California Short Duration Municipal Income Fund Class A	-0.31%	-0.63%	2.06%	2.14%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	-2.55%	-2.87%	1.60%	1.68%
PIMCO California Short Duration Municipal Income Fund Class C	-0.46%	-0.93%	1.72%	1.80%
PIMCO California Short Duration Municipal Income Fund Class C (adjusted)	-1.45%	-1.92%	1.72%	1.80%
Barclays Capital California 1 Year Municipal Bond Index	0.96%	1.36%	3.08%	3.12%
Lipper California Short/Intermediate Municipal Debt Funds	2.77%	1.59%	3.23%	3.27%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the reporting period, which detracted from performance as short-term California municipal bond yields moved lower during the reporting period.

»	Exposure to intermediate maturity municipal bonds detracted from performance as intermediate maturities underperformed the broader municipal bond index during the reporting period.

»	An overweight to water and sewer municipal bonds and lease revenue municipal bonds benefited performance as these sectors outperformed the broader municipal bond index during the reporting period.

»	An underweight to California general obligation bonds detracted from performance as the California state credit performed well during the reporting period.

»

The Fund’s Institutional Class 30 Day SEC Yield[1] after fees at September 30, 2011 was 0.65%. The yield was 1.11% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective CA state tax rate of 6.86%, or 0.73% assuming a federal tax rate of 10.00% and an effective CA state tax rate of 1.125%. Your tax adjusted yield may differ depending on your tax bracket.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

Semiannual Report	September 30, 2011	7

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
Class P - PYMPX	Class C - PYMCX
Class D - PYMDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Texas	13.2%
Short-Term Instruments	9.3%
California	8.6%
Florida	5.4%
Illinois	5.2%
Other	58.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	5.94%	0.31%	0.60%	1.22%
PIMCO High Yield Municipal Bond Fund Class P	5.89%	0.21%	0.50%	1.12%
PIMCO High Yield Municipal Bond Fund Class D	5.81%	0.06%	0.32%	0.93%
PIMCO High Yield Municipal Bond Fund Class A	5.80%	0.06%	0.32%	0.93%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	1.84%	-3.69%	-0.29%	0.34%
PIMCO High Yield Municipal Bond Fund Class C	5.41%	-0.69%	-0.43%	0.18%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	4.41%	-1.63%	-0.43%	0.18%
60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	8.37%	4.07%	3.57%	3.89%
Lipper High Yield Municipal Debt Funds Average	9.20%	2.28%	1.65%	2.01%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.54% for the Institutional Class shares, 0.64% for Class P shares, 0.79% for Class D shares, 0.79% for Class A shares, and 1.54% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the reporting period, which detracted from performance as municipal bond yields declined during the reporting period.

»	An overweight to the healthcare and education sectors enhanced returns as these sectors outperformed the broader municipal bond index during the reporting period.

»	An underweight to General Obligation municipal bonds enhanced performance as the General Obligation sector underperformed relative to the broader municipal bond index during the reporting period.

»	An underweight to lease-backed municipal bonds detracted from performance as the sector exhibited positive performance during the reporting period relative to the broader municipal bond index.

»

The Fund’s Institutional Class 30 Day SEC Yield[1] after fees at September 30, 2011 was 5.31%. The yield was 8.16% on a fully tax adjusted basis assuming a federal tax rate of 35.0%, or 5.90% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
Class P - PMUPX	Class B - PMLBX
Administrative Class - PMNAX	Class C - PMLCX
Class D - PMBDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

California	15.8%
New York	13.1%
Illinois	10.2%
Texas	7.6%
Florida	6.4%
Short-Term Instruments	5.7%
Other	41.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	5.34%	1.48%	1.65%	3.19%	3.79%
PIMCO Municipal Bond Fund Class P	5.28%	1.38%	1.53%	3.06%	3.66%
PIMCO Municipal Bond Fund Administrative Class	5.21%	1.23%	1.40%	2.94%	3.54%
PIMCO Municipal Bond Fund Class D	5.17%	1.17%	1.33%	2.85%	3.44%
PIMCO Municipal Bond Fund Class A	5.17%	1.17%	1.33%	2.83%	3.43%
PIMCO Municipal Bond Fund Class A (adjusted)	1.23%	-2.63%	0.71%	2.52%	3.20%
PIMCO Municipal Bond Fund Class B	4.78%	0.41%	0.57%	2.30%	3.04%
PIMCO Municipal Bond Fund Class B (adjusted)	-0.22%	-4.45%	0.23%	2.30%	3.04%
PIMCO Municipal Bond Fund Class C	4.91%	0.66%	0.82%	2.32%	2.92%
PIMCO Municipal Bond Fund Class C (adjusted)	3.91%	-0.31%	0.82%	2.32%	2.92%
Barclays Capital Municipal Bond Index	7.85%	3.88%	5.01%	5.09%	5.26%
Lipper General Municipal Debt Funds Average	8.04%	2.78%	3.49%	4.04%	4.14%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5% CDSC on Class B one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.44% for the Institutional Class shares, 0.54% for Class P shares, 0.69% for Administrative Class shares, 0.75% for Class D shares, 0.75% for Class A shares, 1.50% for Class B shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index for most of the reporting period, which detracted from performance as municipal bond yields moved lower during the reporting period.

»	Exposure to the tobacco sector detracted from returns as the sector lagged the broader municipal bond index during the reporting period.

»	Exposure to the corporate-backed sector detracted from returns as this sector underperformed the broader municipal bond index during the reporting period.

»	Exposure to the transportation and healthcare sectors added to performance as these sectors outperformed the broader municipal bond index during the reporting period.

»

The Fund’s Institutional Class 30 Day SEC Yield[1] after fees at September 30, 2011 was 3.57%. The yield was 5.49% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 3.96% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

Semiannual Report	September 30, 2011	9

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
Class P - PNYPX	Class C - PBFCX
Class D - PNYDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

New York	93.2%
Puerto Rico	1.7%
Virgin Islands	0.5%
Illinois	0.4%
Other	4.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	4.37%	0.28%	3.89%	4.54%	5.28%
PIMCO New York Municipal Bond Fund Class P	4.32%	0.18%	3.79%	4.44%	5.19%
PIMCO New York Municipal Bond Fund Class D	4.20%	-0.05%	3.54%	4.16%	4.90%
PIMCO New York Municipal Bond Fund Class A	4.20%	-0.05%	3.54%	4.15%	4.89%
PIMCO New York Municipal Bond Fund Class A (adjusted)	0.29%	-3.80%	2.91%	3.84%	4.63%
PIMCO New York Municipal Bond Fund Class C	3.81%	-0.81%	2.78%	3.43%	4.17%
PIMCO New York Municipal Bond Fund Class C (adjusted)	2.81%	-1.77%	2.78%	3.43%	4.17%
Barclays Capital New York Insured Municipal Bond Index	6.87%	3.29%	4.86%	5.18%	5.70%
Lipper New York Municipal Debt Funds Average	8.21%	2.41%	3.66%	4.16%	4.61%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.445% for the Institutional Class shares, 0.545% for Class P shares, 0.775% for Class D shares, 0.775% for Class A shares, and 1.525% for Class C shares.

Portfolio Insights

»

The PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the reporting period, which detracted from performance as New York municipal yields moved lower during the reporting period.

»	Yield-curve positioning detracted from performance as the yield curve flattened during the reporting period.

»	An overweight to the special tax and education sectors enhanced performance as these sectors outperformed the broader municipal bond index during the reporting period.

»	An underweight to the transportation sector detracted from performance as this sector outperformed the broader municipal bond index during the reporting period.

»

The Fund’s Institutional Class 30 Day SEC Yield[1] after fees at September 30, 2011 was 2.70%. The yield was 4.56% on a fully tax adjusted basis assuming a federal tax rate of 35.00% and an effective New York state tax rate of 5.83%, or 4.75% for a New York City resident assuming an effective tax rate of 8.20%. The yield was 3.12% on a fully tax adjusted basis assuming a federal tax rate of 10.00% and an effective New York state tax rate of 3.60%, or 3.22% for a New York City resident assuming an effective tax rate of 6.22%. An investor’s tax adjusted yield may differ depending on such investor’s tax bracket.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class D - PSDDX
Class P - PSDPX	Class A - PSDAX
Administrative Class - PSDMX	Class C - PSDCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

New York	16.6%
California	12.6%
Texas	8.2%
Illinois	6.8%
Florida	6.6%
Pennsylvania	5.4%
Other	43.8%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	-0.29%	-0.04%	-0.50%	0.97%	1.72%
PIMCO Short Duration Municipal Income Fund Class P	-0.34%	-0.14%	-0.61%	0.85%	1.60%
PIMCO Short Duration Municipal Income Fund Administrative Class	-0.41%	-0.29%	-0.74%	0.73%	1.47%
PIMCO Short Duration Municipal Income Fund Class D	-0.49%	-0.44%	-0.89%	0.58%	1.31%
PIMCO Short Duration Municipal Income Fund Class A	-0.49%	-0.44%	-0.89%	0.57%	1.31%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	-2.76%	-2.70%	-1.34%	0.33%	1.12%
PIMCO Short Duration Municipal Income Fund Class C	-0.64%	-0.74%	-1.19%	0.24%	0.91%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	-1.63%	-1.72%	-1.19%	0.24%	0.91%
Barclays Capital 1 Year Municipal Bond Index	0.84%	1.34%	3.13%	2.70%	3.16%
Lipper Short Municipal Debt Funds Average	1.64%	1.42%	2.57%	2.48%	2.96%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.33% for the Institutional Class shares, 0.43% for Class P shares, 0.58% for Administrative Class shares, 0.73% for Class D shares, 0.73% for Class A shares, and 1.03% for Class C shares.

Portfolio Insights

»

The PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout most of the reporting period, which detracted from performance as municipal yields moved lower during the reporting period.

»	A yield-curve flattening positioning added to performance as the yield curve flattened during the reporting period.

»

An overweight position to special tax bonds enhanced performance, and reduced exposure to pre-refunded bonds also enhanced performance as the special tax sector outperformed the broader municipal bond index, and the pre-refunded sector underperformed the broader municipal bond index during the reporting period.

»	An underweight to California municipal bonds detracted from returns as this state outperformed the broader municipal bond index during the reporting period.

»	An overweight to Illinois municipal bonds added to performance as this state outperformed the broader municipal bond index during the reporting period.

»

The Fund’s Institutional Class 30 Day SEC Yield[1] after fees at September 30, 2011 was 0.87%. The yield was 1.34% on a fully tax adjusted basis assuming a federal tax rate of 35.00%, or 0.97% assuming a federal tax rate of 10.00%. Your tax adjusted yield may differ depending on your tax bracket.

1 The 30 Day SEC Yield is a standard yield calculation developed by the Securities and Exchange Commission (“SEC”) that allows for fairer comparisons among bond funds. It is based on the most recent 30-day period covered by the Fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the Fund’s expenses.

Semiannual Report	September 30, 2011	11

PIMCO Tax Managed Real Return Fund

Institutional Class - PTMIX	Class A - PTXAX
Class P - PTMPX	Class C - PXMCX
Class D - PXMDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Municipal Bonds & Notes	95.7%
Short-Term Instruments	3.4%
U.S. Treasury Obligations	0.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (10/30/09)
PIMCO Tax Managed Real Return Fund Institutional Class	2.39%	5.28%	4.81%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions	2.38%	5.10%	4.70%
PIMCO Tax Managed Real Return Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	1.88%	4.10%	4.30%
PIMCO Tax Managed Real Return Fund Class P	2.34%	5.18%	4.71%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions	2.33%	4.99%	4.60%
PIMCO Tax Managed Real Return Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	1.83%	4.00%	4.20%
PIMCO Tax Managed Real Return Fund Class D	2.19%	4.86%	4.39%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions	2.18%	4.68%	4.29%
PIMCO Tax Managed Real Return Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	1.67%	3.68%	3.88%
PIMCO Tax Managed Real Return Fund Class A	2.19%	4.86%	4.39%
PIMCO Tax Managed Real Return Fund Class A (adjusted)	-1.60%	0.92%	2.33%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions)	-1.61%	0.74%	2.23%
PIMCO Tax Managed Real Return Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-0.80%	1.10%	2.12%
PIMCO Tax Managed Real Return Fund Class C	1.93%	4.33%	3.87%
PIMCO Tax Managed Real Return Fund Class C (adjusted)	0.93%	3.33%	3.87%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions)	0.92%	3.16%	3.78%
PIMCO Tax Managed Real Return Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	0.76%	2.51%	3.37%
Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index	4.98%	3.66%	5.25%	**
Lipper Intermediate Municipal Debt Funds Average	5.71%	3.17%	5.20%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.45% for the Institutional Class shares, 0.55% for Class P shares, 0.85% for Class D shares, 0.85% for Class A shares, and 1.35% for Class C shares.

Portfolio Insights

»

The PIMCO Tax Managed Real Return Fund seeks to provide after-tax inflation-protected return, consistent with prudent investment management, by investing under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”), with the remainder of the Fund’s assets invested in inflation-indexed bonds of varying maturities issued by the U.S. government, its agencies or instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), and other types of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, such as CPI swaps.

»

The Fund’s effective duration (or sensitivity to changes in market interest rates) was generally managed below its benchmark index throughout most of the reporting period, which detracted from performance as municipal bond yields moved lower during the reporting period.

»	Inflation swap exposure detracted from performance as breakeven inflation levels narrowed; however, positive inflation accruals helped mitigate some of the downside.

»

An overweight to water and sewer municipal bonds and special tax revenue municipal bonds benefited performance as these sectors outperformed the broader municipal bond index during the reporting period.

»	An underweight exposure to transportation bonds detracted from performance as the sector outperformed the broader municipal bond index during the reporting period.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Unconstrained Tax Managed Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
Class P - PUTPX	Class C - ATMCX
Class D - ATMDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Municipal Bonds & Notes	68.4%
Corporate Bonds & Notes	10.1%
Sovereign Issues	5.8%
Short-Term Instruments	5.8%
U.S. Government Agencies	3.5%
Other	6.4%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (01/30/09)
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class	-2.28%	-2.40%	2.63%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions	-2.31%	-2.56%	2.16%
PIMCO Unconstrained Tax Managed Bond Fund Institutional Class Shares After Taxes on Distributions and Sale of Fund Shares	-1.27%	-1.23%	2.08%
PIMCO Unconstrained Tax Managed Bond Fund Class P	-2.33%	-2.49%	2.53%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions	-2.36%	-2.65%	2.08%
PIMCO Unconstrained Tax Managed Bond Fund Class P Shares After Taxes on Distributions and Sale of Fund Shares	-1.32%	-1.32%	2.00%
PIMCO Unconstrained Tax Managed Bond Fund Class D	-2.48%	-2.79%	2.22%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions	-2.50%	-2.91%	1.84%
PIMCO Unconstrained Tax Managed Bond Fund Class D Shares After Taxes on Distributions and Sale of Fund Shares	-1.46%	-1.58%	1.75%
PIMCO Unconstrained Tax Managed Bond Fund Class A	-2.48%	-2.79%	2.22%
PIMCO Unconstrained Tax Managed Bond Fund Class A (adjusted)	-6.15%	-6.42%	0.76%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions)	-6.18%	-6.54%	0.38%
PIMCO Unconstrained Tax Managed Bond Fund Class A (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-3.86%	-3.95%	0.51%
PIMCO Unconstrained Tax Managed Bond Fund Class C	-2.83%	-3.50%	1.46%
PIMCO Unconstrained Tax Managed Bond Fund Class C (adjusted)	-3.80%	-4.46%	1.46%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions)	-3.81%	-4.51%	1.23%
PIMCO Unconstrained Tax Managed Bond Fund Class C (w/Sales Charge and After Taxes on Distributions and Sale of Fund Shares)	-2.43%	-2.85%	1.14%
3 Month USD LIBOR After Tax	0.08%	0.18%	0.33%	**
Lipper General Bond Funds Average	4.43%	4.81%	9.37%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.78% for the Institutional Class shares, 0.88% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO Unconstrained Tax Managed Bond Fund seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Exposure to investment grade corporates detracted from performance, driven primarily by exposure to the financial sector, which underperformed the broader credit market during the reporting period.

»

Duration (or sensitivity to changes in market interest rates) positioning, including U.S. and non-U.S. exposure, was net positive for performance as yields fell during the reporting period. Duration hedging, primarily via swaps, however, detracted from those gains.

»

Currency positions were net negative for performance, driven primarily by the Fund’s long exposure to the Mexican peso, Malaysian ringgit, Canadian dollar, and Indian rupee as these currencies depreciated versus the U.S. dollar during the reporting period. Short exposure to the Japanese yen also detracted from returns as the Japanese yen appreciated versus the U.S. dollar. Short exposure to the Euro, which depreciated versus the U.S. dollar, added to overall returns.

»	Short exposure to the high yield corporate sector, via high yield credit default swaps, added to performance as high yield corporate spreads widened during the reporting period.

»	Exposure to emerging markets benefited performance, driven primarily by long exposure to interest rates in Brazil, as rates fell in Brazil during the reporting period.

»	Exposure to municipal bonds, with an overweight to California and Illinois municipal bonds, benefited performance as these sectors outperformed the broader municipal bond index.

»

Modest exposure to Build America Bonds (“BABs”) added to portfolio returns. The Barclays Capital BABs Index returned 22.17% while the Barclays Capital Municipal Bond Index that returned 7.85% for the reporting period.

Semiannual Report	September 30, 2011	13

Expense Examples

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2011 to September 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,031.21	$2.26	$1,000.00	$1,022.78	$2.25	0.445%
Class P	1,000.00	1,030.69	2.77	1,000.00	1,022.28	2.76	0.545
Class D	1,000.00	1,029.49	3.93	1,000.00	1,021.13	3.92	0.775
Class A	1,000.00	1,029.50	3.93	1,000.00	1,021.13	3.92	0.775
Class C	1,000.00	1,025.61	7.72	1,000.00	1,017.38	7.69	1.525
PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$998.93	$1.65	$1,000.00	$1,023.35	$1.67	0.33%
Class P	1,000.00	998.44	2.15	1,000.00	1,022.85	2.17	0.43
Class D	1,000.00	996.92	3.64	1,000.00	1,021.35	3.69	0.73
Class A	1,000.00	996.92	3.64	1,000.00	1,021.35	3.69	0.73
Class C	1,000.00	995.41	5.14	1,000.00	1,019.85	5.20	1.03
PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,059.39	$2.78	$1,000.00	$1,022.30	$2.73	0.54%
Class P	1,000.00	1,058.85	3.29	1,000.00	1,021.80	3.23	0.64
Class D	1,000.00	1,058.06	4.06	1,000.00	1,021.05	3.99	0.79
Class A	1,000.00	1,058.05	4.06	1,000.00	1,021.05	3.99	0.79
Class C	1,000.00	1,054.08	7.91	1,000.00	1,017.30	7.77	1.54

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,053.37	$2.26	$1,000.00	$1,022.80	$2.23	0.44%
Class P	1,000.00	1,052.84	2.77	1,000.00	1,022.30	2.73	0.54
Administrative Class	1,000.00	1,052.08	3.54	1,000.00	1,021.55	3.49	0.69
Class D	1,000.00	1,051.74	3.85	1,000.00	1,021.25	3.79	0.75
Class A	1,000.00	1,051.73	3.85	1,000.00	1,021.25	3.79	0.75
Class B	1,000.00	1,047.77	7.68	1,000.00	1,017.50	7.57	1.50
Class C	1,000.00	1,049.08	6.40	1,000.00	1,018.75	6.31	1.25
PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,043.73	$2.27	$1,000.00	$1,022.78	$2.25	0.445%
Class P	1,000.00	1,043.20	2.78	1,000.00	1,022.28	2.76	0.545
Class D	1,000.00	1,041.99	3.96	1,000.00	1,021.13	3.92	0.775
Class A	1,000.00	1,042.00	3.96	1,000.00	1,021.13	3.92	0.775
Class C	1,000.00	1,038.06	7.77	1,000.00	1,017.38	7.69	1.525
PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$997.12	$1.65	$1,000.00	$1,023.35	$1.67	0.33%
Class P	1,000.00	996.61	2.15	1,000.00	1,022.85	2.17	0.43
Administrative Class	1,000.00	995.86	2.89	1,000.00	1,022.10	2.93	0.58
Class D	1,000.00	995.10	3.64	1,000.00	1,021.35	3.69	0.73
Class A	1,000.00	995.11	3.64	1,000.00	1,021.35	3.69	0.73
Class C	1,000.00	993.60	5.13	1,000.00	1,019.85	5.20	1.03
PIMCO Tax Managed Real Return Fund
Institutional Class	$1,000.00	$1,023.95	$2.28	$1,000.00	$1,022.75	$2.28	0.45%
Class P	1,000.00	1,023.44	2.78	1,000.00	1,022.25	2.78	0.55
Class D	1,000.00	1,021.89	4.30	1,000.00	1,020.75	4.29	0.85
Class A	1,000.00	1,021.88	4.30	1,000.00	1,020.75	4.29	0.85
Class C	1,000.00	1,019.26	6.82	1,000.00	1,018.25	6.81	1.35
PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class	$1,000.00	$977.21	$3.46	$1,000.00	$1,021.50	$3.54	0.70%
Class P	1,000.00	976.71	3.95	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	975.24	5.43	1,000.00	1,019.50	5.55	1.10
Class A	1,000.00	975.23	5.43	1,000.00	1,019.50	5.55	1.10
Class C	1,000.00	971.68	8.97	1,000.00	1,015.90	9.17	1.82

*For each class of the Fund, expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding any fee waivers can be found in the Fund’s currently effective prospectus, as supplemented to date.

Semiannual Report	September 30, 2011	15

Benchmark Descriptions

Index	Description

3 Month USD LIBOR After Tax	3 Month USD LIBOR After Tax. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England's Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index	60% Barclays Capital High Yield Municipal Bond Index/40% Barclays Capital Municipal Bond Index. The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. The Barclays Capital Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital 1 Year Municipal Bond Index	Barclays Capital 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays Capital California 1 Year Municipal Bond Index	Barclays Capital California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly in an unmanaged index.

Barclays Capital California Intermediate Municipal Bond Index	Barclays Capital California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index	Barclays Capital Municipal Bond 1-10 Year Blend (1-12) Index consists of a broad selection of investment-grade general obligation bonds, revenue bonds, insured bonds (including all insured bonds with a Aaa/AAA rating), and prerefunded bonds with maturities of at least 1 year and less than 12 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment—grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital New York Insured Municipal Bond Index	Barclays Capital New York Insured Municipal Bond Index is an unmanaged index comprised of a broad selection of insured general obligation and revenue bonds of New York issuers with remaining maturities ranging from one year to 30 years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Index	Description

MSCI World Index	The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO California Intermediate Municipal Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$9.29	$0.17	$0.12	$0.29	$(0.18)	$0.00
03/31/2011	9.39	0.36	(0.10)	0.26	(0.36)	0.00
03/31/2010	8.72	0.37	0.67	1.04	(0.37)	0.00
03/31/2009	9.47	0.39	(0.73)	(0.34)	(0.41)	0.00
03/31/2008	9.93	0.41	(0.47)	(0.06)	(0.40)	0.00
03/31/2007	9.83	0.40	0.10	0.50	(0.40)	0.00
Class P
04/01/2011 - 09/30/2011+	9.29	0.16	0.12	0.28	(0.17)	0.00
03/31/2011	9.39	0.35	(0.10)	0.25	(0.35)	0.00
03/31/2010	8.72	0.36	0.67	1.03	(0.36)	0.00
04/30/2008 - 03/31/2009	9.50	0.36	(0.77)	(0.41)	(0.37)	0.00
Class D
04/01/2011 - 09/30/2011+	9.29	0.15	0.12	0.27	(0.16)	0.00
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
Class A
04/01/2011 - 09/30/2011+	9.29	0.15	0.12	0.27	(0.16)	0.00
03/31/2011	9.39	0.33	(0.10)	0.23	(0.33)	0.00
03/31/2010	8.72	0.34	0.67	1.01	(0.34)	0.00
03/31/2009	9.47	0.37	(0.74)	(0.37)	(0.38)	0.00
03/31/2008	9.93	0.38	(0.47)	(0.09)	(0.37)	0.00
03/31/2007	9.83	0.36	0.10	0.46	(0.36)	0.00
Class C
04/01/2011 - 09/30/2011+	9.29	0.12	0.12	0.24	(0.13)	0.00
03/31/2011	9.39	0.25	(0.09)	0.16	(0.26)	0.00
08/31/2009 - 03/31/2010	9.15	0.14	0.25	0.39	(0.15)	0.00

PIMCO California Short Duration Municipal Income Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.10	$0.07	$(0.08)	$(0.01)	$(0.08)	$0.00
03/31/2011	10.13	0.15	(0.03)	0.12	(0.15)	0.00
03/31/2010	9.99	0.20	0.14	0.34	(0.20)	0.00
03/31/2009	9.99	0.28	0.02	0.30	(0.30)	0.00
03/31/2008	10.04	0.35	(0.05)	0.30	(0.35)	0.00
08/31/2006 - 03/31/2007	10.00	0.19	0.04	0.23	(0.19)	0.00
Class P
04/01/2011 - 09/30/2011+	10.10	0.07	(0.09)	(0.02)	(0.07)	0.00
03/31/2011	10.13	0.14	(0.03)	0.11	(0.14)	0.00
03/31/2010	9.99	0.17	0.16	0.33	(0.19)	0.00
05/30/2008 - 03/31/2009	9.99	0.21	0.03	0.24	(0.24)	0.00
Class D
04/01/2011 - 09/30/2011+	10.10	0.05	(0.08)	(0.03)	(0.06)	0.00
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00
03/31/2010	9.99	0.16	0.14	0.30	(0.16)	0.00
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00
03/31/2008	10.04	0.29	(0.03)	0.26	(0.31)	0.00
08/31/2006 - 03/31/2007	10.00	0.17	0.04	0.21	(0.17)	0.00
Class A
04/01/2011 - 09/30/2011+	10.10	0.05	(0.08)	(0.03)	(0.06)	0.00
03/31/2011	10.13	0.11	(0.03)	0.08	(0.11)	0.00
03/31/2010	9.99	0.15	0.15	0.30	(0.16)	0.00
03/31/2009	9.99	0.24	0.02	0.26	(0.26)	0.00
03/31/2008	10.04	0.30	(0.04)	0.26	(0.31)	0.00
08/31/2006 - 03/31/2007	10.00	0.15	0.06	0.21	(0.17)	0.00
Class C
04/01/2011 - 09/30/2011+	10.10	0.04	(0.09)	(0.05)	(0.04)	0.00
03/31/2011	10.13	0.08	(0.02)	0.06	(0.09)	0.00
08/31/2009 - 03/31/2010	10.07	0.06	0.04	0.10	(0.04)	0.00
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$9.40	3.12%	$41,904	0.445	%*	0.445	%*	0.445	%*	0.445	%*	3.57	%*	14%
(0.36)	9.29	2.75	46,484	0.445		0.445		0.445		0.445		3.77		22
(0.37)	9.39	12.12	46,641	0.445		0.445		0.445		0.445		4.06		47
(0.41)	8.72	(3.67)	65,751	0.445		0.445		0.445		0.445		4.34		72
(0.40)	9.47	(0.60)	106,867	0.445		0.445		0.445		0.445		4.24		37
(0.40)	9.93	5.14	101,792	0.445		0.445		0.445		0.445		4.01		59

(0.17)	9.40	3.07	3,768	0.545	*	0.545	*	0.545	*	0.545	*	3.47	*	14
(0.35)	9.29	2.65	3,676	0.545		0.545		0.545		0.545		3.69		22
(0.36)	9.39	12.01	1,562	0.545		0.545		0.545		0.545		3.86		47
(0.37)	8.72	(4.40)	9	0.545	*	0.545	*	0.545	*	0.545	*	4.37	*	72

(0.16)	9.40	2.95	5,374	0.775	*	0.775	*	0.775	*	0.775	*	3.23	*	14
(0.33)	9.29	2.41	5,637	0.775		0.775		0.775		0.775		3.46		22
(0.34)	9.39	11.76	5,096	0.775		0.775		0.775		0.775		3.69		47
(0.38)	8.72	(3.99)	2,958	0.775		0.775		0.775		0.775		4.05		72
(0.37)	9.47	(0.95)	1,961	0.795	(c)	0.795	(c)	0.795	(c)	0.795	(c)	3.87		37
(0.36)	9.93	4.74	2,358	0.825		0.825		0.825		0.825		3.63		59

(0.16)	9.40	2.95	50,981	0.775	*	0.775	*	0.775	*	0.775	*	3.22	*	14
(0.33)	9.29	2.41	37,061	0.775		0.775		0.775		0.775		3.45		22
(0.34)	9.39	11.75	32,593	0.775		0.775		0.775		0.775		3.73		47
(0.38)	8.72	(3.99)	39,954	0.775		0.775		0.775		0.775		4.05		72
(0.37)	9.47	(0.95)	33,277	0.795	(c)	0.795	(c)	0.795	(c)	0.795	(c)	3.90		37
(0.36)	9.93	4.74	34,107	0.825		0.825		0.825		0.825		3.64		59

(0.13)	9.40	2.56	7,369	1.525	*	1.525	*	1.525	*	1.525	*	2.46	*	14
(0.26)	9.29	1.65	5,819	1.525		1.525		1.525		1.525		2.67		22
(0.15)	9.39	4.33	419	1.525	*	1.525	*	1.525	*	1.525	*	2.64	*	47

$(0.08)	$10.01	(0.11)%	$71,840	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.44	%*	14%
(0.15)	10.10	1.22	79,778	0.33		0.33		0.33		0.33		1.49		64
(0.20)	10.13	3.46	106,163	0.33	(d)	0.33	(d)	0.33	(d)	0.33	(d)	1.98		59
(0.30)	9.99	3.03	88,779	0.35		0.35		0.35		0.35		2.81		173
(0.35)	9.99	3.05	10,825	0.35		0.35		0.35		0.35		3.45		92
(0.19)	10.04	2.33	2,884	0.35	*	1.80	*	0.35	*	1.80	*	3.29	*	83

(0.07)	10.01	(0.16)	28,024	0.43	*	0.43	*	0.43	*	0.43	*	1.35	*	14
(0.14)	10.10	1.12	32,047	0.43		0.43		0.43		0.43		1.39		64
(0.19)	10.13	3.36	24,454	0.44	(d)	0.44	(d)	0.44	(d)	0.44	(d)	1.64		59
(0.24)	9.99	2.48	3,978	0.45	*	0.45	*	0.45	*	0.45	*	2.58	*	173

(0.06)	10.01	(0.31)	6,386	0.73	*	0.73	*	0.73	*	0.73	*	1.04	*	14
(0.11)	10.10	0.81	6,655	0.73		0.73		0.73		0.73		1.10		64
(0.16)	10.13	3.05	8,608	0.74	(d)	0.74	(d)	0.74	(d)	0.74	(d)	1.54		59
(0.26)	9.99	2.62	4,812	0.75		0.75		0.75		0.75		2.40		173
(0.31)	9.99	2.60	871	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	2.88		92
(0.17)	10.04	2.12	10	0.70	*	2.21	*	0.70	*	2.21	*	2.92	*	83

(0.06)	10.01	(0.31)	164,757	0.73	*	0.73	*	0.73	*	0.73	*	1.03	*	14
(0.11)	10.10	0.81	164,222	0.73		0.73		0.73		0.73		1.09		64
(0.16)	10.13	3.05	142,556	0.73	(d)	0.73	(d)	0.73	(d)	0.73	(d)	1.47		59
(0.26)	9.99	2.61	30,946	0.75		0.75		0.75		0.75		2.44		173
(0.31)	9.99	2.60	9,343	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	3.00		92
(0.17)	10.04	2.11	2,470	0.70	*(b)	5.01	*	0.70	*(b)	5.01	*	2.52	*	83

(0.04)	10.01	(0.46)	2,397	1.03	*	1.03	*	1.03	*	1.03	*	0.73	*	14
(0.09)	10.10	0.58	2,333	1.03		1.03		1.03		1.03		0.81		64
(0.04)	10.13	0.96	639	1.04	*(d)	1.04	*(d)	1.04	*(d)	1.04	*(d)	0.98	*	59
(b)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

Semiannual Report	September 30, 2011	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO High Yield Municipal Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$7.73	$0.23	$0.23	$0.46	$(0.24)	$0.00	$0.00
03/31/2011	8.07	0.44	(0.34)	0.10	(0.44)	0.00	0.00
03/31/2010	6.76	0.44	1.31	1.75	(0.44)	0.00	0.00
03/31/2009	9.03	0.51	(2.27)	(1.76)	(0.51)	0.00	0.00
03/31/2008	10.63	0.50	(1.61)	(1.11)	(0.49)	0.00	0.00
07/31/2006 - 03/31/2007	10.00	0.35	0.63	0.98	(0.34)	(0.01)	0.00
Class P
04/01/2011 - 09/30/2011+	7.73	0.23	0.22	0.45	(0.23)	0.00	0.00
03/31/2011	8.07	0.43	(0.33)	0.10	(0.44)	0.00	0.00
03/31/2010	6.76	0.42	1.32	1.74	(0.43)	0.00	0.00
04/30/2008 - 03/31/2009	9.15	0.46	(2.38)	(1.92)	(0.47)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	7.73	0.22	0.23	0.45	(0.23)	0.00	0.00
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	0.00
03/31/2010	6.76	0.41	1.32	1.73	(0.42)	0.00	0.00
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00	0.00
07/31/2006 - 03/31/2007	10.00	0.31	0.64	0.95	(0.31)	(0.01)	0.00
Class A
04/01/2011 - 09/30/2011+	7.73	0.22	0.23	0.45	(0.23)	0.00	0.00
03/31/2011	8.07	0.42	(0.34)	0.08	(0.42)	0.00	0.00
03/31/2010	6.76	0.42	1.31	1.73	(0.42)	0.00	0.00
03/31/2009	9.03	0.49	(2.27)	(1.78)	(0.49)	0.00	0.00
03/31/2008	10.63	0.46	(1.59)	(1.13)	(0.47)	0.00	0.00
07/31/2006 - 03/31/2007	10.00	0.30	0.65	0.95	(0.31)	(0.01)	0.00
Class C
04/01/2011 - 09/30/2011+	7.73	0.19	0.23	0.42	(0.20)	0.00	0.00
03/31/2011	8.07	0.36	(0.34)	0.02	(0.36)	0.00	0.00
03/31/2010	6.76	0.36	1.32	1.68	(0.37)	0.00	0.00
03/31/2009	9.03	0.43	(2.27)	(1.84)	(0.43)	0.00	0.00
03/31/2008	10.63	0.39	(1.60)	(1.21)	(0.39)	0.00	0.00
12/29/2006 - 03/31/2007	10.52	0.09	0.12	0.21	(0.10)	0.00	0.00

PIMCO Municipal Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.68	$0.20	$0.26	$0.46	$(0.20)	$0.00	$0.00
03/31/2011	8.89	0.39	(0.21)	0.18	(0.39)	0.00	0.00
03/31/2010	7.85	0.38	1.04	1.42	(0.38)	0.00	0.00
03/31/2009	9.67	0.43	(1.81)	(1.38)	(0.44)	0.00	0.00
03/31/2008	10.31	0.43	(0.63)	(0.20)	(0.44)	0.00	0.00
03/31/2007	10.18	0.42	0.13	0.55	(0.42)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	8.68	0.19	0.27	0.46	(0.20)	0.00	0.00
03/31/2011	8.89	0.38	(0.21)	0.17	(0.38)	0.00	0.00
03/31/2010	7.85	0.36	1.05	1.41	(0.37)	0.00	0.00
04/30/2008 - 03/31/2009	9.81	0.39	(1.95)	(1.56)	(0.40)	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	8.68	0.18	0.27	0.45	(0.19)	0.00	0.00
03/31/2011	8.89	0.37	(0.21)	0.16	(0.37)	0.00	0.00
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	0.00
03/31/2009	9.67	0.41	(1.81)	(1.40)	(0.42)	0.00	0.00
03/31/2008	10.31	0.41	(0.64)	(0.23)	(0.41)	0.00	0.00
03/31/2007	10.18	0.39	0.14	0.53	(0.40)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.10% to 0.30%.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.025% to 0.20%.

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$7.95	5.94%	$85,487	0.54	%*	0.55	%*	0.54	%*	0.55	%*	5.85	%*	15%
(0.44)	7.73	1.18	65,829	0.54		0.55		0.54		0.55		5.42		25
(0.44)	8.07	26.44	80,986	0.54		0.55		0.54		0.55		5.73		76
(0.51)	6.76	(20.02)	70,598	0.54		0.55		0.54		0.55		6.29		140
(0.49)	9.03	(10.67)	118,066	0.54		0.55		0.54		0.55		5.06		160
(0.35)	10.63	9.95	18,906	0.55	*	1.10	*	0.55	*	1.10	*	4.94	*	94

(0.23)	7.95	5.89	7,068	0.64	*	0.65	*	0.64	*	0.65	*	5.75	*	15
(0.44)	7.73	1.08	6,462	0.64		0.65		0.64		0.65		5.38		25
(0.43)	8.07	26.31	3,134	0.64		0.65		0.64		0.65		5.40		76
(0.47)	6.76	(21.48)	8	0.64	*	0.65	*	0.64	*	0.65	*	6.38	*	140

(0.23)	7.95	5.81	21,208	0.79	*	0.85	*	0.79	*	0.85	*	5.58	*	15
(0.42)	7.73	0.93	20,504	0.79		0.85		0.79		0.85		5.15		25
(0.42)	8.07	26.13	27,561	0.79		0.85		0.79		0.85		5.35		76
(0.49)	6.76	(20.22)	11,834	0.79		0.85		0.79		0.85		6.09		140
(0.47)	9.03	(10.94)	7,605	0.84	(b)	0.90	(b)	0.84	(b)	0.90	(b)	4.65		160
(0.32)	10.63	9.61	3,426	0.95	*	1.59	*	0.95	*	1.59	*	4.42	*	94

(0.23)	7.95	5.80	98,433	0.79	*	0.85	*	0.79	*	0.85	*	5.60	*	15
(0.42)	7.73	0.93	79,844	0.79		0.85		0.79		0.85		5.18		25
(0.42)	8.07	26.13	92,096	0.79		0.85		0.79		0.85		5.44		76
(0.49)	6.76	(20.22)	57,044	0.79		0.85		0.79		0.85		6.17		140
(0.47)	9.03	(10.93)	42,761	0.84	(b)	0.90	(b)	0.84	(b)	0.90	(b)	4.65		160
(0.32)	10.63	9.61	24,068	0.95	*	1.84	*	0.95	*	1.84	*	4.31	*	94

(0.20)	7.95	5.41	40,759	1.54	*	1.60	*	1.54	*	1.60	*	4.85	*	15
(0.36)	7.73	0.18	38,972	1.54		1.60		1.54		1.60		4.43		25
(0.37)	8.07	25.19	44,149	1.54		1.60		1.54		1.60		4.68		76
(0.43)	6.76	(20.82)	25,229	1.54		1.60		1.54		1.60		5.42		140
(0.39)	9.03	(11.62)	19,087	1.59	(b)	1.65	(b)	1.59	(b)	1.65	(b)	4.00		160
(0.10)	10.63	2.32	2,496	1.70	*	3.49	*	1.70	*	3.49	*	3.50	*	94

$(0.20)	$8.94	5.34%	$95,263	0.44	%*	0.44	%*	0.44	%*	0.44	%*	4.42	%*	18%
(0.39)	8.68	1.97	91,383	0.44		0.44		0.44		0.44		4.35		22
(0.38)	8.89	18.28	200,010	0.45	(d)	0.45	(d)	0.45	(d)	0.45	(d)	4.42		51
(0.44)	7.85	(14.59)	276,813	0.46	5	0.46	5	0.46	5	0.46	5	4.85		100
(0.44)	9.67	(2.04)	335,883	0.54	5	0.54	5	0.46	5	0.46	5	4.31		64
(0.42)	10.31	5.49	223,321	0.52	5	0.52	5	0.46	5	0.46	5	4.05		76

(0.20)	8.94	5.28	9,607	0.54	*	0.54	*	0.54	*	0.54	*	4.24	*	18
(0.38)	8.68	1.87	3,160	0.54		0.54		0.54		0.54		4.27		22
(0.37)	8.89	18.16	2,191	0.55	(d)	0.55	(d)	0.55	(d)	0.55	(d)	4.17		51
(0.40)	7.85	(16.19)	8	0.56	6*	0.56	6*	0.56	6*	0.56	6*	4.83	*	100

(0.19)	8.94	5.21	257	0.69	*	0.69	*	0.69	*	0.69	*	4.16	*	18
(0.37)	8.68	1.71	1,029	0.69		0.69		0.69		0.69		4.12		22
(0.35)	8.89	17.99	934	0.70	(d)	0.70	(d)	0.70	(d)	0.70	(d)	4.11		51
(0.42)	7.85	(14.81)	791	0.71	5	0.71	5	0.71	5	0.71	5	4.62		100
(0.41)	9.67	(2.28)	757	0.79	5	0.79	5	0.71	5	0.71	5	4.05		64
(0.40)	10.31	5.25	819	0.78	5	0.78	5	0.71	5	0.71	5	3.81		76

Semiannual Report	September 30, 2011	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Municipal Bond Fund (Cont.)
Class D
04/01/2011 - 09/30/2011+	$8.68	$0.18	$0.27	$0.45	$(0.19)	$0.00	$0.00
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	0.00
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	0.00
03/31/2009	9.67	0.41	(1.82)	(1.41)	(0.41)	0.00	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.68	0.18	0.27	0.45	(0.19)	0.00	0.00
03/31/2011	8.89	0.36	(0.21)	0.15	(0.36)	0.00	0.00
03/31/2010	7.85	0.35	1.04	1.39	(0.35)	0.00	0.00
03/31/2009	9.67	0.40	(1.81)	(1.41)	(0.41)	0.00	0.00
03/31/2008	10.31	0.40	(0.64)	(0.24)	(0.40)	0.00	0.00
03/31/2007	10.18	0.38	0.13	0.51	(0.38)	0.00	0.00
Class B
04/01/2011 - 09/30/2011+	8.68	0.15	0.26	0.41	(0.15)	0.00	0.00
03/31/2011	8.89	0.30	(0.22)	0.08	(0.29)	0.00	0.00
03/31/2010	7.85	0.29	1.03	1.32	(0.28)	0.00	0.00
03/31/2009	9.67	0.34	(1.81)	(1.47)	(0.35)	0.00	0.00
03/31/2008	10.31	0.32	(0.63)	(0.31)	(0.33)	0.00	0.00
03/31/2007	10.18	0.30	0.14	0.44	(0.31)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	8.68	0.16	0.26	0.42	(0.16)	0.00	0.00
03/31/2011	8.89	0.32	(0.21)	0.11	(0.32)	0.00	0.00
03/31/2010	7.85	0.31	1.04	1.35	(0.31)	0.00	0.00
03/31/2009	9.67	0.36	(1.81)	(1.45)	(0.37)	0.00	0.00
03/31/2008	10.31	0.35	(0.64)	(0.29)	(0.35)	0.00	0.00
03/31/2007	10.18	0.33	0.13	0.46	(0.33)	0.00	0.00

PIMCO New York Municipal Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.58	$0.21	$0.25	$0.46	$(0.22)	$0.00	$0.00
03/31/2011	10.79	0.40	(0.21)	0.19	(0.40)	0.00	0.00
03/31/2010	10.13	0.41	0.66	1.07	(0.41)	0.00	0.00
03/31/2009	10.68	0.40	(0.51)	(0.11)	(0.42)	(0.02)	0.00
03/31/2008	10.88	0.41	(0.19)	0.22	(0.40)	(0.02)	0.00
03/31/2007	10.76	0.42	0.13	0.55	(0.41)	(0.02)	0.00
Class P
04/01/2011 - 09/30/2011+	10.58	0.21	0.25	0.46	(0.22)	0.00	0.00
11/19/2010 - 03/31/2011	10.87	0.15	(0.30)	(0.15)	(0.14)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	10.58	0.20	0.24	0.44	(0.20)	0.00	0.00
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	0.00
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	0.00
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	0.00
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)	0.00
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)	0.00
Class A
04/01/2011 - 09/30/2011+	10.58	0.20	0.24	0.44	(0.20)	0.00	0.00
03/31/2011	10.79	0.36	(0.21)	0.15	(0.36)	0.00	0.00
03/31/2010	10.13	0.38	0.66	1.04	(0.38)	0.00	0.00
03/31/2009	10.68	0.36	(0.51)	(0.15)	(0.38)	(0.02)	0.00
03/31/2008	10.88	0.37	(0.18)	0.19	(0.37)	(0.02)	0.00
03/31/2007	10.76	0.37	0.14	0.51	(0.37)	(0.02)	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.025% to 0.20%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.19)	$8.94	5.17%	$13,613	0.75	%*	0.75	%*	0.75	%*	0.75	%*	4.12	%*	18%
(0.36)	8.68	1.65	11,471	0.75		0.75		0.75		0.75		4.04		22
(0.35)	8.89	17.92	18,255	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.12		51
(0.41)	7.85	(14.86)	19,516	0.77	5	0.77	5	0.77	5	0.77	5	4.49		100
(0.40)	9.67	(2.37)	44,413	0.88	5(b)	0.88	5(b)	0.80	5(b)	0.80	5(b)	3.96		64
(0.38)	10.31	5.12	45,707	0.88	5	0.88	5	0.82	5	0.82	5	3.69		76

(0.19)	8.94	5.17	159,881	0.75	*	0.75	*	0.75	*	0.75	*	4.08	*	18
(0.36)	8.68	1.65	99,479	0.75		0.75		0.75		0.75		4.05		22
(0.35)	8.89	17.92	119,541	0.76	(c)	0.76	(c)	0.76	(c)	0.76	(c)	4.05		51
(0.41)	7.85	(14.86)	87,958	0.77	5	0.77	5	0.77	5	0.77	5	4.55		100
(0.40)	9.67	(2.36)	72,205	0.88	5(b)	0.88	5(b)	0.80	5(b)	0.80	5(b)	3.96		64
(0.38)	10.31	5.12	76,698	0.87	5	0.87	5	0.82	5	0.82	5	3.70		76

(0.15)	8.94	4.78	2,161	1.50	*	1.50	*	1.50	*	1.50	*	3.38	*	18
(0.29)	8.68	0.89	3,611	1.50		1.50		1.50		1.50		3.30		22
(0.28)	8.89	17.02	10,332	1.51	(c)	1.51	(c)	1.51	(c)	1.51	(c)	3.34		51
(0.35)	7.85	(15.50)	13,727	1.52	6	1.52	6	1.52	6	1.52	6	3.76		100
(0.33)	9.67	(3.09)	23,379	1.63	5(b)	1.63	5(b)	1.55	5(b)	1.55	5(b)	3.21		64
(0.31)	10.31	4.36	30,371	1.63	5	1.63	5	1.57	5	1.57	5	2.97		76

(0.16)	8.94	4.91	73,667	1.25	*	1.25	*	1.25	*	1.25	*	3.59	*	18
(0.32)	8.68	1.15	56,714	1.25		1.25		1.25		1.25		3.55		22
(0.31)	8.89	17.33	64,500	1.26	(c)	1.26	(c)	1.26	(c)	1.26	(c)	3.56		51
(0.37)	7.85	(15.28)	53,405	1.27	5	1.27	5	1.27	5	1.27	5	4.05		100
(0.35)	9.67	(2.85)	60,036	1.38	5(b)	1.38	5(b)	1.30	5(b)	1.30	5(b)	3.46		64
(0.33)	10.31	4.60	67,140	1.38	5	1.38	5	1.32	5	1.32	5	3.20		76

$(0.22)	$10.82	4.37%	$82,440	0.44	5%*	0.44	5%*	0.44	5%*	0.44	5%*	3.95	%*	5%
(0.40)	10.58	1.72	84,926	0.44	5	0.44	5	0.44	5	0.44	5	3.65		25
(0.41)	10.79	10.75	95,753	0.44	5	0.44	5	0.44	5	0.44	5	3.88		29
(0.44)	10.13	(1.10)	78,007	0.44	5	0.44	5	0.44	5	0.44	5	3.89		121
(0.42)	10.68	2.10	34,736	0.44	5	0.44	5	0.44	5	0.44	5	3.77		44
(0.43)	10.88	5.20	32,533	0.48	5	0.48	5	0.44	5	0.44	5	3.86		29

(0.22)	10.82	4.32	1,984	0.54	5*	0.54	5*	0.54	5*	0.54	5*	3.85	*	5
(0.14)	10.58	(1.35)	2,049	0.54	5*	0.54	5*	0.54	5*	0.54	5*	3.86	*	25

(0.20)	10.82	4.20	22,889	0.77	5*	0.77	5*	0.77	5*	0.77	5*	3.62	*	5
(0.36)	10.58	1.39	24,239	0.77	5	0.77	5	0.77	5	0.77	5	3.32		25
(0.38)	10.79	10.38	28,404	0.77	5	0.77	5	0.77	5	0.77	5	3.55		29
(0.40)	10.13	(1.42)	23,562	0.77	5	0.77	5	0.77	5	0.77	5	3.50		121
(0.39)	10.68	1.74	15,386	0.79	5(b)	0.79	5(b)	0.79	5(b)	0.79	5(b)	3.41		44
(0.39)	10.88	4.81	11,583	0.86	5	0.86	5	0.82	5	0.82	5	3.43		29

(0.20)	10.82	4.20	38,914	0.77	5*	0.77	5*	0.77	5*	0.77	5*	3.62	*	5
(0.36)	10.58	1.39	37,823	0.77	5	0.77	5	0.77	5	0.77	5	3.32		25
(0.38)	10.79	10.38	43,833	0.77	5	0.77	5	0.77	5	0.77	5	3.54		29
(0.40)	10.13	(1.42)	28,996	0.77	5	0.77	5	0.77	5	0.77	5	3.49		121
(0.39)	10.68	1.74	23,010	0.79	5(b)	0.79	5(b)	0.79	5(b)	0.79	5(b)	3.40		44
(0.39)	10.88	4.81	19,184	0.85	5	0.85	5	0.82	5	0.825		3.43		29

Semiannual Report	September 30, 2011	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO New York Municipal Bond Fund (Cont.)
Class C
04/01/2011 - 09/30/2011+	$10.58	$0.15	$0.25	$0.40	$(0.16)	$0.00	$0.00
03/31/2011	10.79	0.28	(0.21)	0.07	(0.28)	0.00	0.00
08/31/2009 - 03/31/2010	10.59	0.16	0.21	0.37	(0.17)	0.00	0.00

PIMCO Short Duration Municipal Income Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.55	$0.07	$(0.09)	$(0.02)	$(0.08)	$0.00	$0.00
03/31/2011	8.55	0.14	0.00	0.14	(0.14)	0.00	0.00
03/31/2010	8.20	0.16	0.35	0.51	(0.16)	0.00	0.00
03/31/2009	9.54	0.35	(1.33)	(0.98)	(0.36)	0.00	0.00
03/31/2008	9.95	0.38	(0.41)	(0.03)	(0.38)	0.00	0.00
03/31/2007	9.96	0.35	(0.01)	0.34	(0.35)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	8.55	0.07	(0.10)	(0.03)	(0.07)	0.00	0.00
03/31/2011	8.55	0.13	0.00	0.13	(0.13)	0.00	0.00
03/31/2010	8.20	0.15	0.35	0.50	(0.15)	0.00	0.00
04/30/2008 - 03/31/2009	9.64	0.30	(1.42)	(1.12)	(0.32)	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	8.55	0.06	(0.10)	(0.04)	(0.06)	0.00	0.00
03/31/2011	8.55	0.12	0.00	0.12	(0.12)	0.00	0.00
03/31/2010	8.20	0.15	0.34	0.49	(0.14)	0.00	0.00
03/31/2009	9.54	0.33	(1.34)	(1.01)	(0.33)	0.00	0.00
03/31/2008	9.95	0.37	(0.42)	(0.05)	(0.36)	0.00	0.00
03/31/2007	9.96	0.33	(0.01)	0.32	(0.33)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	8.55	0.06	(0.10)	(0.04)	(0.06)	0.00	0.00
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	0.00
03/31/2010	8.20	0.14	0.34	0.48	(0.13)	0.00	0.00
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.55	0.06	(0.10)	(0.04)	(0.06)	0.00	0.00
03/31/2011	8.55	0.10	0.00	0.10	(0.10)	0.00	0.00
03/31/2010	8.20	0.13	0.35	0.48	(0.13)	0.00	0.00
03/31/2009	9.54	0.31	(1.33)	(1.02)	(0.32)	0.00	0.00
03/31/2008	9.95	0.34	(0.41)	(0.07)	(0.34)	0.00	0.00
03/31/2007	9.96	0.31	(0.01)	0.30	(0.31)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	8.55	0.04	(0.09)	(0.05)	(0.05)	0.00	0.00
03/31/2011	8.55	0.08	0.00	0.08	(0.08)	0.00	0.00
03/31/2010	8.20	0.11	0.34	0.45	(0.10)	0.00	0.00
03/31/2009	9.54	0.27	(1.32)	(1.05)	(0.29)	0.00	0.00
03/31/2008	9.95	0.31	(0.41)	(0.10)	(0.31)	0.00	0.00
03/31/2007	9.96	0.29	(0.01)	0.28	(0.29)	0.00	0.00

PIMCO Tax Managed Real Return Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.38	$0.10	$0.15	$0.25	$(0.10)	$0.00	$0.00
03/31/2011	10.21	0.19	0.22	0.41	(0.19)	(0.05)	0.00
10/30/2009 - 03/31/2010	10.00	0.07	0.20	0.27	(0.06)	0.00	0.00

+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and the Distributor have contractually agreed to waive 0.05% of the Fund's administrative fee and distribution and/or service/12b-1 Fees.
(c)	Effective October 1, 2007, the administrative expense was reduced by 0.05% to 0.30%.
(d)	Effective October 1, 2009, the Fund's advisory fee was reduced by 0.02% to 0.18%.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.16)	$10.82	3.81%	$4,694	1.52	5%*	1.52	5%*	1.52	5%*	1.52	5%*	2.85	%*	5%
(0.28)	10.58	0.62	3,068	1.52	5	1.52	5	1.52	5	1.52	5	2.57		25
(0.17)	10.79	3.48	977	1.52	5*	1.52	5*	1.52	5*	1.52	5*	2.56	*	29

$(0.08)	$8.45	(0.29)%	$194,876	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.71	%*	10%
(0.14)	8.55	(0.29)	165,264	0.33		0.33		0.33		0.33		1.63		56
(0.16)	8.55	6.29	112,045	0.34	(d)	0.34	(d)	0.34	(d)	0.34	(d)	1.90		73
(0.36)	8.20	(10.56)	57,918	0.35		0.35		0.35		0.35		3.86		155
(0.38)	9.54	(0.35)	90,525	0.35		0.35		0.35		0.35		3.86		35
(0.35)	9.95	3.45	178,380	0.40		0.40		0.35		0.35		3.49		71

(0.07)	8.45	(0.34)	10,223	0.43	*	0.43	*	0.43	*	0.43	*	1.61	*	10
(0.13)	8.55	1.50	11,648	0.43		0.43		0.43		0.43		1.55		56
(0.15)	8.55	6.19	6,713	0.44	(d)	0.44	(d)	0.44	(d)	0.44	(d)	1.78		73
(0.32)	8.20	(11.85)	9	0.45	*	0.45	*	0.45	*	0.45	*	3.67	*	155

(0.06)	8.45	(0.41)	3,456	0.58	*	0.58	*	0.58	*	0.58	*	1.47	*	10
(0.12)	8.55	1.35	3,704	0.58		0.58		0.58		0.58		1.37		56
(0.14)	8.55	6.02	4,167	0.59	(d)	0.59	(d)	0.59	(d)	0.59	(d)	1.75		73
(0.33)	8.20	(10.78)	5,947	0.60		0.60		0.60		0.60		3.61		155
(0.36)	9.54	(0.57)	7,991	0.60		0.60		0.60		0.60		3.88		35
(0.33)	9.95	3.21	11	0.63		0.63		0.60		0.60		3.27		71

(0.06)	8.45	(0.49)	4,564	0.73	*	0.73	*	0.73	*	0.73	*	1.32	*	10
(0.10)	8.55	1.20	7,242	0.73		0.73		0.73		0.73		1.22		56
(0.13)	8.55	5.86	10,265	0.74	(d)	0.74	(d)	0.74	(d)	0.74	(d)	1.70		73
(0.32)	8.20	(10.92)	23,026	0.75		0.75		0.75		0.75		3.40		155
(0.34)	9.54	(0.77)	28,867	0.77	(c)	0.77	(c)	0.77	(c)	0.77	(c)	3.42		35
(0.31)	9.95	3.09	30,392	0.75	(b)	0.80		0.70	(b)	0.75		3.15		71

(0.06)	8.45	(0.49)	121,117	0.73	*	0.73	*	0.73	*	0.73	*	1.31	*	10
(0.10)	8.55	1.20	123,696	0.73		0.73		0.73		0.73		1.22		56
(0.13)	8.55	5.86	190,080	0.74	(d)	0.74	(d)	0.74	(d)	0.74	(d)	1.50		73
(0.32)	8.20	(10.92)	88,621	0.75		0.75		0.75		0.75		3.40		155
(0.34)	9.54	(0.77)	62,549	0.78	(c)	0.78	(c)	0.78	(c)	0.78	(c)	3.43		35
(0.31)	9.95	3.09	86,895	0.75	(b)	0.80		0.70	(b)	0.75		3.16		71

(0.05)	8.45	(0.64)	20,082	1.03	*	1.03	*	1.03	*	1.03	*	1.01	*	10
(0.08)	8.55	0.90	22,373	1.03		1.03		1.03		1.03		0.93		56
(0.10)	8.55	5.55	24,771	1.04	(d)	1.04	(d)	1.04	(d)	1.04	(d)	1.27		73
(0.29)	8.20	(11.18)	18,915	1.05		1.05		1.05		1.05		3.07		155
(0.31)	9.54	(1.07)	19,764	1.08	(c)	1.08	(c)	1.08	(c)	1.08	(c)	3.13		35
(0.29)	9.95	2.80	26,052	1.05	(b)	1.10		1.00	(b)	1.05		2.87		71

$(0.10)	$10.53	2.39%	$73,669	0.45	%*	0.45	%*	0.45	%*	0.45	%*	1.83	%*	22%
(0.24)	10.38	4.01	33,670	0.45		0.45		0.45		0.45		1.89		350
(0.06)	10.21	2.74	11,405	0.45	*	1.68	*	0.45	*	1.68	*	1.56	*	447

Semiannual Report	September 30, 2011	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Tax Managed Real Return Fund (Cont.)
Class P
04/01/2011 - 09/30/2011+	$10.38	$0.09	$0.15	$0.24	$(0.09)	$0.00	$0.00
03/31/2011	10.21	0.21	0.19	0.40	(0.18)	(0.05)	0.00
10/30/2009 - 03/31/2010	10.00	0.06	0.21	0.27	(0.06)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	10.38	0.08	0.15	0.23	(0.08)	0.00	0.00
03/31/2011	10.21	0.15	0.22	0.37	(0.15)	(0.05)	0.00
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	10.38	0.08	0.15	0.23	(0.08)	0.00	0.00
03/31/2011	10.21	0.16	0.21	0.37	(0.15)	(0.05)	0.00
10/30/2009 - 03/31/2010	10.00	0.05	0.21	0.26	(0.05)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	10.38	0.05	0.15	0.20	(0.05)	0.00	0.00
03/31/2011	10.21	0.10	0.22	0.32	(0.10)	(0.05)	0.00
10/30/2009 - 03/31/2010	10.00	0.03	0.21	0.24	(0.03)	0.00	0.00

PIMCO Unconstrained Tax Managed Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.47	$0.14	$(0.38)	$(0.24)	$(0.07)	$0.00	$0.00
03/31/2011	10.41	0.19	0.03	0.22	(0.15)	(0.01)	0.00
03/31/2010	9.77	0.22	0.71	0.93	(0.25)	(0.04)	0.00
01/30/2009 - 03/31/2009	10.00	0.03	(0.23)	(0.20)	(0.03)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	10.47	0.14	(0.38)	(0.24)	(0.07)	0.00	0.00
03/31/2011	10.41	0.18	0.03	0.21	(0.14)	(0.01)	0.00
09/10/2009 - 03/31/2010	10.32	0.10	0.15	0.25	(0.12)	(0.04)	0.00
Class D
04/01/2011 - 09/30/2011+	10.47	0.12	(0.38)	(0.26)	(0.05)	0.00	0.00
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	0.00
03/31/2010	9.77	0.19	0.70	0.89	(0.21)	(0.04)	0.00
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	10.47	0.12	(0.38)	(0.26)	(0.05)	0.00	0.00
03/31/2011	10.41	0.15	0.03	0.18	(0.11)	(0.01)	0.00
03/31/2010	9.77	0.18	0.71	0.89	(0.21)	(0.04)	0.00
01/30/2009 - 03/31/2009	10.00	0.02	(0.23)	(0.21)	(0.02)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	10.47	0.08	(0.38)	(0.30)	(0.01)	0.00	0.00
03/31/2011	10.41	0.07	0.03	0.10	(0.03)	(0.01)	0.00
03/31/2010	9.77	0.09	0.72	0.81	(0.13)	(0.04)	0.00
01/30/2009 - 03/31/2009	10.00	0.01	(0.23)	(0.22)	(0.01)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.09)	$10.53	2.34	$1,386	0.55	%*	0.55	%*	0.55	%*	0.55	%*	1.72	%*	22%
(0.23)	10.38	3.91	298	0.55		0.55		0.55		0.55		2.05		350
(0.06)	10.21	2.70	10	0.55	*	1.35	*	0.55	*	1.35	*	1.43	*	447

(0.08)	10.53	2.19	2,751	0.85	*	0.85	*	0.85	*	0.85	*	1.45	*	22
(0.20)	10.38	3.60	2,463	0.85		0.85		0.85		0.85		1.47		350
(0.05)	10.21	2.57	1,199	0.85	*	2.64	*	0.85	*	2.64	*	1.13	*	447

(0.08)	10.53	2.19	3,939	0.85	*	0.85	*	0.85	*	0.85	*	1.43	*	22
(0.20)	10.38	3.59	2,451	0.85		0.85		0.85		0.85		1.53		350
(0.05)	10.21	2.57	333	0.85	*	3.06	*	0.85	*	3.06	*	1.13	*	447

(0.05)	10.53	1.93	2,292	1.35	*	1.35	*	1.35	*	1.35	*	0.90	*	22
(0.15)	10.38	3.08	605	1.35		1.35		1.35		1.35		0.94		350
(0.03)	10.21	2.36	259	1.35	*	2.59	*	1.35	*	2.59	*	0.63	*	447

$(0.07)	$10.16	(2.28)%	$129,156	0.70	%*	0.70	%*	0.70	%*	0.70	%*	2.74	%*	128%
(0.16)	10.47	2.08	135,096	0.78		0.78		0.70		0.70		1.82		401	**
(0.29)	10.41	9.63	80,104	0.70		0.73		0.70		0.73		2.18		318
(0.03)	9.77	(2.02)	5,773	0.70	*	4.12	*	0.70	*	4.12	*	1.78	*	0

(0.07)	10.16	(2.33)	40,944	0.80	*	0.80	*	0.80	*	0.80	*	2.62	*	128
(0.15)	10.47	1.98	45,713	0.88		0.88		0.80		0.80		1.76		401	**
(0.16)	10.41	2.52	9,341	0.80	*	0.80	*	0.80	*	0.80	*	1.78	*	318

(0.05)	10.16	(2.48)	21,998	1.10	*	1.10	*	1.10	*	1.10	*	2.36	*	128
(0.12)	10.47	1.67	17,166	1.18		1.18		1.10		1.10		1.44		401	**
(0.25)	10.41	9.20	11,201	1.10		1.15		1.10		1.15		1.82		318
(0.02)	9.77	(2.08)	441	1.10	*	8.35	*	1.10	*	8.35	*	1.10	*	0

(0.05)	10.16	(2.48)	86,341	1.10	*	1.10	*	1.10	*	1.10	*	2.33	*	128
(0.12)	10.47	1.67	84,494	1.18		1.18		1.10		1.10		1.45		401	**
(0.25)	10.41	9.19	27,531	1.10		1.13		1.10		1.13		1.72		318
(0.02)	9.77	(2.08)	1,384	1.10	*	9.29	*	1.10	*	9.29	*	1.11	*	0

(0.01)	10.16	(2.83)	23,384	1.82	*	1.85	*	1.82	*	1.85	*	1.60	*	128
(0.04)	10.47	0.91	26,906	1.93		1.93		1.85		1.85		0.70		401	**
(0.17)	10.41	8.35	9,809	1.85		1.87		1.85		1.87		0.89		318
(0.01)	9.77	(2.18)	174	1.85	*	9.16	*	1.85	*	9.16	*	0.49	*	0

Semiannual Report	September 30, 2011	27

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

Assets:
Investments, at value	$110,145	$264,789	$235,650	$349,069	$151,725	$363,358	$82,883	$325,300
Repurchase agreements, at value	4,802	13,400	15,861	12,270	2,201	14,555	2,320	2,567
Cash	4,802	13,401	15,862	12,270	2,202	14,556	2,320	2,533
Deposits with counterparty	263	0	170	0	280	0	0	642
Foreign currency, at value	0	0	0	0	0	0	0	340
Receivable for investments sold	2,924	0	747	3,290	1,000	0	1,434	0
Receivable for Fund shares sold	79	633	4,185	7,716	30	1,242	96	578
Interest and dividends receivable	1,197	2,538	4,369	3,820	1,951	2,775	813	3,322
Variation margin receivable on financial derivative instruments	0	0	0	0	0	0	0	386
OTC swap premiums paid	0	0	0	0	0	0	439	2,635
Unrealized appreciation on foreign currency contracts	0	0	0	0	0	0	0	3,269
Unrealized appreciation on OTC swap agreements	0	0	0	0	117	0	242	6,134
Other assets	1	0	0	0	0	0	0	0
	124,213	294,761	276,844	388,435	159,506	396,486	90,547	347,706

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0	$0	$710	$0
Payable for investments purchased	13,440	19,620	17,511	26,387	5,535	40,375	2,992	17,642
Payable for short sales	0	0	0	0	0	0	736	0
Deposits from counterparty	105	25	170	320	150	35	115	4,385
Payable for Fund shares redeemed	147	471	716	704	989	313	58	693
Dividends payable	43	43	261	223	32	38	2	99
Written options outstanding	0	0	0	0	0	0	0	1,557
Accrued investment advisory fees	21	44	62	58	30	56	18	107
Accrued supervisory and administrative fees	26	64	59	85	39	67	16	106
Accrued distribution fees	4	1	26	32	3	6	1	16
Accrued servicing fees	12	38	29	47	9	31	1	24
Variation margin payable on financial derivative instruments	39	0	56	25	63	1	0	91
Reimbursement to PIMCO	0	0	0	0	0	0	2	8
OTC swap premiums received	159	646	526	922	297	731	366	4,037
Unrealized depreciation on foreign currency contracts	0	0	0	0	0	0	0	3,528
Unrealized depreciation on OTC swap agreements	821	405	4,473	5,183	1,438	515	1,493	13,590
	14,817	21,357	23,889	33,986	8,585	42,168	6,510	45,883

Net Assets	$109,396	$273,404	$252,955	$354,449	$150,921	$354,318	$84,037	$301,823

Net Assets Consist of:
Paid in capital	$122,185	$274,830	$305,381	$434,036	$149,636	$414,136	$83,407	$308,980
Undistributed (overdistributed) net investment income	170	(219)	73	1,218	(156)	37	0	2,583
Accumulated undistributed net realized gain (loss)	(15,243)	(3,658)	(34,714)	(80,283)	(6,314)	(59,206)	158	(11,169)
Net unrealized appreciation (depreciation)	2,284	2,451	(17,785)	(522)	7,755	(649)	472	1,429
	$109,396	$273,404	$252,955	$354,449	$150,921	$354,318	$84,037	$301,823

Cost of Investments	$106,968	$261,907	$248,886	$344,305	$142,551	$363,441	$81,164	$316,955
Cost of Repurchase Agreements	$4,802	$13,400	$15,861	$12,270	$2,201	$14,555	$2,320	$2,567
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0	$0	$342
Premiums Received on Written Options	$0	$0	$0	$0	$0	$0	$0	$1,216

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(Amounts in thousands, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

Net Assets:
Institutional Class	$41,904	$71,840	$85,487	$95,263	$82,440	$194,876	$73,669	$129,156
Class P	3,768	28,024	7,068	9,607	1,984	10,223	1,386	40,944
Administrative Class	NA	NA	NA	257	NA	3,456	NA	NA
Class D	5,374	6,386	21,208	13,613	22,889	4,564	2,751	21,998
Class A	50,981	164,757	98,433	159,881	38,914	121,117	3,939	86,341
Class B	NA	NA	NA	2,161	NA	NA	NA	NA
Class C	7,369	2,397	40,759	73,667	4,694	20,082	2,292	23,384

Shares Issued and Outstanding:
Institutional Class	4,458	7,173	10,751	10,659	7,618	23,059	6,995	12,715
Class P	401	2,798	889	1,075	183	1,210	132	4,031
Administrative Class	NA	NA	NA	29	NA	409	NA	NA
Class D	572	638	2,667	1,523	2,115	540	261	2,166
Class A	5,423	16,451	12,379	17,888	3,596	14,332	374	8,500
Class B	NA	NA	NA	242	NA	NA	NA	NA
Class C	784	239	5,126	8,242	434	2,376	218	2,302

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$9.40	$10.01	$7.95	$8.94	$10.82	$8.45	$10.53	$10.16
Class P	9.40	10.01	7.95	8.94	10.82	8.45	10.53	10.16
Administrative Class	NA	NA	NA	8.94	NA	8.45	NA	NA
Class D	9.40	10.01	7.95	8.94	10.82	8.45	10.53	10.16
Class A	9.40	10.01	7.95	8.94	10.82	8.45	10.53	10.16
Class B	NA	NA	NA	8.94	NA	NA	NA	NA
Class C	9.40	10.01	7.95	8.94	10.82	8.45	10.53	10.16

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

Semiannual Report	September 30, 2011	29

Statements of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund	PIMCO Tax Managed Real Return Fund	PIMCO Unconstrained Tax Managed Bond Fund

Investment Income:
Interest	$1,991	$2,479	$7,470	$6,980	$3,330	$3,356	$763	$5,546
Dividends	9	2	14	0	0	0	0	20
Miscellaneous income	0	0	0	0	0	0	0	1
Total Income	2,000	2,481	7,484	6,980	3,330	3,356	763	5,567

Expenses:
Investment advisory fees	113	255	355	291	172	298	84	652
Supervisory and administrative fees	141	367	366	423	226	370	77	642
Distribution and/or servicing fees - Administrative Class	0	0	0	1	0	5	0	0
Distribution fees - Class B	0	0	0	10	0	0	0	0
Distribution fees - Class C	24	3	150	150	14	32	3	100
Servicing fees - Class A	52	209	107	144	48	149	5	116
Servicing fees - Class B	0	0	0	3	0	0	0	0
Servicing fees - Class C	8	3	50	75	5	27	2	33
Trustees’ fees	0	0	0	0	0	1	0	0
Interest expense	1	0	2	3	1	0	1	1
Miscellaneous expense	0	0	0	0	0	0	1	8
Total Expenses	339	837	1,030	1,100	466	882	173	1,552
Waiver by PIMCO	0	0	(49)	0	0	0	0	(4)
Net Expenses	339	837	981	1,100	466	882	173	1,548

Net Investment Income	1,661	1,644	6,503	5,880	2,864	2,474	590	4,019

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	516	(88)	(1,230)	2,638	913	(92)	139	678
Net realized gain (loss) on futures contracts, written options and swaps	(1,671)	(3,002)	(3,557)	(2,469)	(2,905)	(4,617)	46	(12,403)
Net realized gain on foreign currency transactions	0	0	0	0	0	0	0	1,706
Net change in unrealized appreciation on investments	3,186	1,623	14,164	10,629	6,783	1,918	1,938	5,063
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(876)	(788)	(3,223)	(2,909)	(1,306)	(990)	(1,962)	(6,900)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	0	0	0	0	(134)
Net Gain (Loss)	1,155	(2,255)	6,154	7,889	3,485	(3,781)	161	(11,990)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,816	$(611)	$12,657	$13,769	$6,349	$(1,307)	$751	$(7,971)

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund		PIMCO Municipal Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,661	$3,318	$1,644	$4,114	$6,503	$12,440	$5,880	$14,453
Net realized gain (loss)	(1,155)	(120)	(3,090)	(191)	(4,787)	(487)	169	(4,510)
Net change in unrealized appreciation (depreciation)	2,310	(1,027)	835	(1,080)	10,941	(9,141)	7,720	(2,609)
Net increase (decrease) resulting from operations	2,816	2,171	(611)	2,843	12,657	2,812	13,769	7,334

Distributions to Shareholders:
From net investment income
Institutional Class	(823)	(1,751)	(608)	(1,561)	(2,352)	(4,152)	(2,127)	(6,247)
Class M	0	0	0	0	0	0	0	0
Class P	(71)	(91)	(210)	(451)	(203)	(250)	(106)	(137)
Administrative Class	0	0	0	0	0	0	(15)	(39)
Class D	(93)	(191)	(38)	(85)	(665)	(1,269)	(254)	(656)
Class A	(707)	(1,227)	(968)	(2,032)	(2,405)	(4,890)	(2,370)	(4,792)
Class B	0	0	0	0	0	0	(47)	(216)
Class C	(85)	(80)	(10)	(13)	(980)	(1,964)	(1,088)	(2,276)
From net realized capital gains
Institutional Class	0	0	0	0	0	0	0	0
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0

Total Distributions	(1,779)	(3,340)	(1,834)	(4,142)	(6,605)	(12,525)	(6,007)	(14,363)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	9,682	13,535	(9,186)	3,914	35,292	(26,602)	79,840	(141,887)

Total Increase (Decrease) in Net Assets	10,719	12,366	(11,631)	2,615	41,344	(36,315)	87,602	(148,916)

Net Assets:
Beginning of period	98,677	86,311	285,035	282,420	211,611	247,926	266,847	415,763
End of period*	$109,396	$98,677	$273,404	$285,035	$252,955	$211,611	$354,449	$266,847

*Including undistributed (overdistributed) net investment income of:	$170	$288	$(219)	$(29)	$73	$175	$1,218	$1,345

**	See note 11 in the Notes to Financial Statements.

Semiannual Report	September 30, 2011	31

Statements of Changes in Net Assets (Cont.)

	PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund		PIMCO Tax Managed Real Return Fund		PIMCO Unconstrained Tax Managed Bond Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$2,864	$6,009	$2,474	$5,430	$590	$472	$4,019	$3,552
Net realized gain (loss)	(1,992)	(486)	(4,709)	(72)	185	61	(10,019)	(1,714)
Net change in unrealized appreciation (depreciation)	5,477	(3,063)	928	314	(24)	539	(1,971)	1,886
Net increase (decrease) resulting from operations	6,349	2,460	(1,307)	5,672	751	1,072	(7,971)	3,724

Distributions to Shareholders:
From net investment income
Institutional Class	(1,710)	(3,449)	(1,494)	(2,661)	(532)	(431)	(970)	(1,499)
Class M	0	0	0	0	0	0	0	0
Class P	(40)	(12)	(92)	(140)	(7)	(1)	(298)	(333)
Administrative Class	0	0	(28)	(49)	0	0	0	0
Class D	(449)	(979)	(37)	(105)	(19)	(20)	(98)	(145)
Class A	(706)	(1,529)	(807)	(2,100)	(26)	(15)	(456)	(539)
Class B	0	0	0	0	0	0	0	0
Class C	(57)	(65)	(113)	(217)	(6)	(5)	(35)	(44)
From net realized capital gains
Institutional Class	0	0	0	0	0	(130)	0	(66)
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	(19)
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	(6)	0	(11)
Class A	0	0	0	0	0	(5)	0	(45)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	(2)	0	(14)

Total Distributions	(2,962)	(6,034)	(2,571)	(5,272)	(590)	(615)	(1,857)	(2,715)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(4,571)	(13,288)	24,269	(14,514)	44,389	25,824	2,276	170,380

Total Increase (Decrease) in Net Assets	(1,184)	(16,862)	20,391	(14,114)	44,550	26,281	(7,552)	171,389

Net Assets:
Beginning of period	152,105	168,967	333,927	348,041	39,487	13,206	309,375	137,986
End of period*	$150,921	$152,105	$354,318	$333,927	$84,037	$39,487	$301,823	$309,375

*Including undistributed (overdistributed) net investment income of:	$(156)	$(58)	$37	$134	$0	$0	$2,583	$421

**	See note 11 in the Notes to Financial Statements.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
American International Group, Inc.
8.250% due 08/15/2018	$100	$111

Total Corporate Bonds & Notes (Cost $70)		111

MUNICIPAL BONDS & NOTES 98.6%

CALIFORNIA 97.5%
Alameda, California Harbor Bay Business Park Assessment Revenue Bonds, Series 1998
5.500% due 09/02/2012	305	311
Alum Rock, California Union Elementary School District General Obligation Bonds, (AGC Insured), Series 2008
5.000% due 08/01/2019	265	305
Baldwin Park, California Unified School District General Obligation Notes, Series 2009
0.000% due 08/01/2014	500	470
Bonita, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2017	125	138
Brea, California Public Financing Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	65	72
Burlingame, California Financing Authority Revenue Notes, Series 2010
5.000% due 07/01/2018	250	290
Cajon Valley, California Union Elementary School District General Obligation Bonds, Series 2008
5.000% due 08/01/2019	1,320	1,547
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2001
5.250% due 04/01/2026	1,000	1,005
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	3,000	3,026
California State Bay Area Toll Authority Revenue Bonds, Series 2009
5.000% due 04/01/2020	500	600
California State Department of Water Resources Revenue Bonds, Series 2009
5.000% due 12/01/2025	20	23
California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2020	1,000	1,189
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2015	2,000	2,288
5.000% due 05/01/2020	4,000	4,757
California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2014	500	465
California State Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2013	570	608
California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2014	750	823
California State General Obligation Notes, Series 2004
0.130% due 07/01/2023	400	400
California State General Obligation Notes, Series 2008
5.000% due 04/01/2016	1,300	1,480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Notes, Series 2009
5.000% due 07/01/2019	$80	$95
California State General Obligation Notes, Series 2010
5.000% due 11/01/2018	1,750	2,037
5.000% due 11/01/2019	500	577
California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	500	591
California State Health Facilities Financing Authority Revenue Notes, Series 2008
6.000% due 10/01/2018	250	307
California State Housing Finance Agency Revenue Notes, (FGIC Insured), Series 2006
4.500% due 08/01/2012	1,400	1,405
California State Infrastructure & Economic Development Bank Revenue Notes, Series 2010
4.500% due 12/01/2016	150	172
California State Mountain House Public Financing Authority Revenue Notes, Series 2007
5.000% due 12/01/2015	640	676
California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.125% due 11/01/2029	2,500	2,642
California State M-S-R Public Power Agency Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2019	1,000	1,153
California State Municipal Finance Authority Revenue Notes, Series 2007
5.000% due 04/01/2016	435	486
California State Palomar Pomerado Health Certificates of Participation Bonds, Series 2010
5.250% due 11/01/2021	1,000	1,037
California State Pasadena Area Community College District General Obligation Notes, Series 2009
5.000% due 08/01/2017	250	289
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	1,000	1,123
California State Public Works Board Revenue Notes, (NPFGC/FGIC Insured), Series 2006
5.000% due 10/01/2016	2,500	2,765
California State Public Works Board Revenue Notes, (NPFGC/FGIC Insured), Series 2007
5.000% due 06/01/2016	100	116
California State San Joaquin Delta Community College District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	2,000	1,900
California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 07/01/2018	2,000	1,580
California State Southwestern Community College District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 08/01/2016	400	459
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	1,000	787
California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.450% due 06/01/2028	2,150	1,774
California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2001
5.000% due 10/01/2018	1,500	1,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, (SGI Insured), Series 2006
4.100% due 04/01/2028	$1,000	$1,045
California Statewide Communities Development Authority Revenue Bonds, Series 2005
5.000% due 03/01/2018	125	133
California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.000% due 11/01/2020	555	609
California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	500	509
California Statewide Communities Development Authority Revenue Notes, Series 2011
4.000% due 08/15/2017	1,000	1,087
Campbell, California Redevelopment Agency Tax Allocation Notes, Series 2002
4.700% due 10/01/2011	505	505
Capistrano, California Unified School District Special Tax Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 09/01/2017	500	531
Capistrano, California Unified School District Special Tax Bonds, Series 2003
5.250% due 09/01/2016	700	718
5.375% due 09/01/2017	800	817
Castaic Lake, California Water Agency Certificates of Participation Notes, Series 2010
5.000% due 08/01/2019	30	35
Contra Costa, California Water District Revenue Notes, Series 2010
4.000% due 10/01/2015	250	281
Desert Sands, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	3,000	2,864
Diablo, California Water District Certificates of Participation Notes, Series 2010
4.000% due 01/01/2016	125	136
El Monte, California Union High School District General Obligation Notes, (NPFGC/FGIC Insured), Series 2006
0.000% due 06/01/2014	1,300	1,229
Encinitas, California Public Financing Authority Revenue Bonds, Series 2010
5.000% due 04/01/2015	140	157
5.000% due 04/01/2016	150	170
Encinitas, California Union School District General Obligation Bonds, (NPFGC Insured), Series 1996
0.000% due 08/01/2018	1,500	1,116
Fresno, California Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	700	809
Fresno, California Revenue Notes, Series 2010
4.000% due 06/01/2016	40	43
Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2014	125	118
0.000% due 08/01/2015	140	126
Inland Empire, California Tobacco Securitization Authority Revenue Bonds, Series 2007
4.625% due 06/01/2021	795	638
Lafayette, California Elementary School District General Obligation Notes, Series 2010
5.000% due 08/01/2016	155	181

See Accompanying Notes	Semiannual Report	September 30, 2011	33

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.250% due 11/15/2018	$1,000	$1,037
5.250% due 11/15/2019	500	512
Long Beach, California Special Tax Bonds, Series 2008
5.375% due 10/01/2022	250	255
Long Beach, California Unified School District General Obligation Notes, Series 2009
5.000% due 08/01/2017	200	235
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	200	220
5.000% due 06/01/2018	1,415	1,681
Los Angeles County, California Schools Regionalized Business Services Corp. Certificates of Participation Notes, (AGM Insured), Series 2010
5.000% due 06/01/2018	640	743
Los Angeles, California Department of Airports Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	281
Los Angeles, California Department of Airports Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 05/15/2016	1,000	1,093
Los Angeles, California Department of Airports Revenue Notes, Series 2010
5.000% due 05/15/2019	650	768
Los Angeles, California Department of Water & Power Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2016	1,000	1,069
Los Angeles, California Municipal Improvement Corp. Revenue Bonds, Series 2008
5.000% due 09/01/2019	250	278
Los Gatos, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2016	25	29
Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
4.000% due 03/15/2014	250	266
Modesto, California Irrigation District Certificates of Participation Notes, (AMBAC Insured), Series 2006
5.000% due 10/01/2015	1,545	1,745
Monte Vista, California Water District Certificates of Participation Notes, Series 2010
3.000% due 10/01/2016	30	32
Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2016	500	443
Mount San Antonio, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	867
Mount San Antonio, California Community College District General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,000	918
Newport Beach, California Revenue Notes, Series 2008
0.150% due 12/01/2040	1,000	1,000
Newport Beach, California Revenue Notes, Series 2011
5.000% due 12/01/2017	240	274
Newport Beach, California Special Assessment Notes, Series 2010
3.000% due 09/02/2016	160	163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Palm Springs, California Revenue Notes, Series 2008
5.300% due 07/01/2013	$110	$112
Redondo Beach, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2020	70	77
Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.100% due 08/01/2013	255	146
Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
5.000% due 12/01/2017	1,000	1,151
Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2010
3.000% due 12/01/2012	25	26
4.000% due 08/01/2016	230	258
Sacramento, California Municipal Utility District Revenue Bonds, Series 1983
9.000% due 04/01/2013	260	281
Sacramento, California Municipal Utility District Revenue Bonds, Series 2011
5.000% due 08/15/2025 (a)	5,000	5,555
Sacramento, California Municipal Utility District Revenue Notes, (AGM Insured), Series 2008
5.000% due 08/15/2016	100	116
San Diego County, California Certificates of Participation Notes, Series 2006
5.000% due 09/01/2013	1,340	1,401
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
5.000% due 07/01/2017	815	934
San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,210
San Diego, California Public Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	500	577
San Diego, California Redevelopment Agency Tax Allocation Bonds, (SGI Insured), Series 2004
5.250% due 09/01/2016	1,000	1,066
San Fernando, California Redevelopment Agency Tax Allocation Bonds, Series 2006
4.500% due 09/15/2017	1,425	1,421
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 05/01/2019	2,960	3,478
San Francisco, California City & County Public Utilities Commission Revenue Bonds, Series 2010
5.000% due 11/01/2020	20	24
San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
4.000% due 11/01/2018	1,000	1,155
San Jose, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2017	1,000	1,020
San Jose, California Redevelopment Agency Tax Allocation Bonds, Series 2008
6.500% due 08/01/2019	1,000	1,078
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	750	830
San Mateo, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2020	2,300	1,577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	$1,000	$1,108
Sonoma County, California Junior College District General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 08/01/2018	1,250	1,443
Torrance, California Revenue Notes, Series 2010
3.000% due 09/01/2016	200	205
University of California Regents Medical Center Revenue Bonds, Series 2008
5.000% due 05/15/2018	350	402
University of California Regents Medical Center Revenue Notes, Series 2008
5.000% due 05/15/2017	2,000	2,309
University of California Revenue Bonds, (AGM Insured), Series 2005
5.000% due 05/15/2016	1,640	1,759
University of California Revenue Notes, (AGM Insured), Series 2007
5.000% due 05/15/2015	75	86
University of California Revenue Notes, Series 2009
5.000% due 05/15/2016	85	99
Upper Santa Clara Valley, California Joint Power Authority Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,234
Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2013	400	390
West Contra Costa, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
5.000% due 08/01/2017	1,000	1,144

		106,707

NEW JERSEY 0.2%
New Jersey State Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2018	200	209

VIRGIN ISLANDS 0.9%
Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,000	948

Total Municipal Bonds & Notes (Cost $104,728)		107,863

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS 4.4%
State Street Bank and Trust Co.
0.010% due 10/03/2011	4,802	4,802

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.875% due 04/30/2014 valued at $4,901. Repurchase proceeds are $4,802.)

U.S. TREASURY BILLS 2.0%
0.030% due 11/10/2011 - 03/08/2012 (b)(c)(d)	2,170	2,170

Total Short-Term Instruments (Cost $6,972)		6,972

Total Investments 105.1% (Cost $111,770)		$114,947

Other Assets and Liabilities (Net) (5.1%)		(5,551)

Net Assets 100.0%		$109,396

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Securities with an aggregate market value of $1,080 have been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $3 and cash of $263 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	$	900	$(379)	$(8)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042		1,600	(675)	(64)

						$(1,054)	$(72)

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	1,800	$(54)	$(36)	$(18)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		200	(6)	(6)	0
MCDX-16 5-Year Index	CBK	1.000%	06/20/2016		1,400	(52)	(16)	(36)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		1,000	(37)	(14)	(23)
MCDX-16 5-Year Index	MYC	1.000%	06/20/2016		7,250	(269)	(65)	(204)

						$(418)	$(137)	$(281)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
California State General Obligation Bonds, Series 2003	CBK	1.850%	03/20/2016	1.937%	$	5,000	$(14)	$0	$(14)
California State General Obligation Bonds, Series 2003	DUB	1.850%	03/20/2016	1.937%		5,000	(14)	0	(14)

							$(28)	$0	$(28)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	CBK	$	1,300	$(534)	$(22)	$(512)

See Accompanying Notes	Semiannual Report	September 30, 2011	35

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

September 30, 2011 (Unaudited)

(f)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$111	$0	$111
Municipal Bonds & Notes
California	0	106,707	0	106,707
New Jersey	0	209	0	209
Virgin Islands	0	948	0	948
Short-Term Instruments
Repurchase Agreements	0	4,802	0	4,802
U.S. Treasury Bills	0	2,170	0	2,170
	$0	$114,947	$0	$114,947

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(309)	$0	$(309)
Interest Rate Contracts	0	(584)	0	(584)
	$0	$(893)	$0	$(893)

Totals	$0	$114,054	$0	$114,054

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$39	$39
Unrealized appreciation on OTC swap agreements	0	309	0	0	512	821

	$0	$309	$0	$0	$551	$860

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$260	$0	$0	$(1,931)	$(1,671)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(995)	$0	$0	$119	$(876)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/depreciation of $(72) as reported in the Notes to Schedule of Investments.

(h)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(654)	$520	$(134)
DUB	(57)	0	(57)
MYC	(269)	455	186

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
General Electric Capital Corp.
0.422% due 07/27/2012	$150	$150

Total Corporate Bonds & Notes (Cost $144)		150

MUNICIPAL BONDS & NOTES 95.9%

CALIFORNIA 93.9%
Alameda County, California Certificates of Participation Bonds, (AMBAC Insured), Series 2007
5.000% due 12/01/2017	495	558
Alta Loma, California School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 08/01/2012	400	397
Anaheim, California Public Financing Authority Revenue Notes, Series 2008
4.000% due 08/01/2012	350	359
Atascadero, California Public Financing Authority Revenue Notes, Series 2010
3.000% due 10/01/2014	110	115
Berkeley, California General Obligation Notes, Series 2010
4.000% due 09/01/2012	10	10
Beverly Hills, California Public Financing Authority Revenue Notes, Series 2010
4.000% due 06/01/2013	800	847
Brea, California Public Financing Authority Revenue Notes, Series 2010
3.000% due 07/01/2012	415	422
3.000% due 07/01/2013	250	258
Brentwood, California Union School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.250% due 08/01/2017	110	125
Brentwood, California Union School District General Obligation Notes, (NPFGC/FGIC Insured), Series 2007
5.250% due 08/01/2016	135	152
Burlingame, California Financing Authority Revenue Notes, (SGI Insured), Series 2004
3.875% due 12/01/2012	15	16
Burlingame, California Financing Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	35	40
Calaveras, California Unified School District General Obligation Notes, (AGC Insured), Series 2009
3.000% due 08/01/2012	560	571
3.000% due 08/01/2013	460	475
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Notes, (CM Insured), Series 2010
3.000% due 09/01/2012	395	399
4.000% due 09/01/2015	750	790
California State Bay Area Toll Authority Revenue Notes, Series 2006
5.000% due 04/01/2015	100	114
California State Calleguas-Las Virgenes Public Financing Authority Revenue Notes, Series 2009
4.000% due 11/01/2013	400	424
California State Cardiff School District General Obligation Notes, Series 2010
3.000% due 08/01/2013	500	520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Department of Water Resources Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 05/01/2014	$315	$328
California State Department of Water Resources Revenue Notes, (NPFGC/IBC Insured), Series 2002
5.500% due 05/01/2012	700	721
California State Department of Water Resources Revenue Notes, Series 2008
4.000% due 12/01/2012	855	891
California State Department of Water Resources Revenue Notes, Series 2010
2.000% due 05/01/2012	1,150	1,162
4.000% due 05/01/2014	2,600	2,823
5.000% due 05/01/2012	100	103
5.000% due 05/01/2013	305	326
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2013	4,000	4,280
California State East Side Union High School District General Obligation Bonds, (NPFGC Insured), Series 2003
4.900% due 02/01/2015	150	162
California State East Side Union High School District General Obligation Notes, (AGC Insured), Series 2008
5.000% due 08/01/2016	575	653
California State East Side Union High School District General Obligation Notes, (SGI Insured), Series 2005
4.000% due 08/01/2012	200	204
California State Educational Facilities Authority Revenue Bonds, Series 2008
0.210% due 10/01/2026	260	260
California State Educational Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2012	540	561
5.000% due 10/01/2014	500	546
California State Educational Facilities Authority Revenue Notes, Series 2006
5.000% due 11/01/2011	625	627
5.000% due 11/01/2013	525	562
California State Educational Facilities Authority Revenue Notes, Series 2009
4.000% due 11/01/2013	50	52
5.000% due 04/01/2013	175	185
California State Educational Facilities Authority Revenue Notes, Series 2010
0.960% due 10/01/2015	3,790	3,814
2.000% due 02/01/2013	165	168
3.000% due 10/01/2012	1,315	1,345
4.000% due 02/01/2014	250	267
California State Enterprise Development Authority Revenue Notes, Series 2010
4.000% due 09/01/2013	200	212
4.000% due 09/01/2014	220	236
California State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.250% due 07/01/2014	80	89
California State General Obligation Bonds, Series 2004
0.100% due 05/01/2034	1,840	1,840
5.000% due 07/01/2016	1,725	1,731
California State General Obligation Notes, (AGM-CR Insured), Series 2004
5.250% due 07/01/2013	1,500	1,624
California State General Obligation Notes, Series 2004
5.250% due 07/01/2012	1,175	1,218

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	$450	$506
California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	533
California State Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	645	702
California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 08/15/2018	250	295
California State Health Facilities Financing Authority Revenue Bonds, Series 2009
0.120% due 09/01/2038	100	100
5.000% due 07/01/2037	1,250	1,290
California State Health Facilities Financing Authority Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 11/01/2011	150	150
California State Health Facilities Financing Authority Revenue Notes, Series 2008
5.000% due 08/15/2014	1,000	1,098
California State Health Facilities Financing Authority Revenue Notes, Series 2009
5.000% due 03/01/2014	250	268
5.000% due 08/15/2014	350	384
California State Health Facilities Financing Authority Revenue Notes, Series 2010
3.000% due 11/15/2013	750	779
4.000% due 11/15/2011	1,000	1,004
5.000% due 11/15/2012	1,000	1,046
California State Housing Finance Agency Revenue Notes, Series 2010
2.375% due 08/01/2014	3,170	3,186
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
0.210% due 12/01/2031	970	970
California State Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
2.250% due 11/01/2026	3,250	3,281
California State Infrastructure & Economic Development Bank Revenue Notes, (AMBAC Insured), Series 2004
5.250% due 10/01/2013	1,250	1,355
California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
3.000% due 10/01/2011	400	400
5.000% due 02/01/2014	750	805
California State Infrastructure & Economic Development Bank Revenue Notes, Series 2010
3.000% due 12/01/2012	600	618
3.000% due 05/15/2013	415	430
California State Los Rios Community College District General Obligation Notes, Series 2010
4.000% due 08/01/2014	100	108
California State M-S-R Public Power Agency Revenue Bonds, (NPFGC Insured), Series 1997
4.100% due 07/01/2016	20	21
California State M-S-R Public Power Agency Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 07/01/2014	1,090	1,197
California State Municipal Finance Authority Revenue Notes, Series 2010
3.000% due 07/01/2013	350	355
California State Northern Power Agency Revenue Notes, Series 2008
5.000% due 07/01/2012	1,500	1,551

See Accompanying Notes	Semiannual Report	September 30, 2011	37

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Northern Power Agency Revenue Notes, Series 2009
5.000% due 07/01/2014	$420	$464
California State Northern Power Agency Revenue Notes, Series 2010
3.000% due 06/01/2013	2,850	2,949
California State Ohlone Community College District General Obligation Notes, Series 2010
4.000% due 08/01/2015	150	167
4.000% due 08/01/2016	200	224
4.000% due 08/01/2020	60	66
California State OMWD Financing Authority Revenue Notes, Series 2009
3.000% due 06/01/2012	160	163
California State Padre Dam Municipal Water District Certificates of Participation Notes, Series 2009
3.000% due 10/01/2011	200	200
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.100% due 11/01/2026	5,000	5,000
California State Pollution Control Financing Authority Revenue Bonds, Series 2009
2.600% due 12/01/2046	2,500	2,569
California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 01/01/2019	150	160
California State Public Works Board Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 11/01/2019	270	303
California State Public Works Board Revenue Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 10/01/2017	380	423
California State Public Works Board Revenue Notes, Series 2003
5.500% due 06/01/2013	750	802
California State Public Works Board Revenue Notes, Series 2010
4.000% due 03/01/2013	2,680	2,811
4.000% due 03/01/2014	3,630	3,828
California State Rim World Unified School District General Obligation Notes, (AGM Insured), Series 2009
3.000% due 08/01/2012	275	281
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2015	80	91
California State University Revenue Notes, (AGM Insured), Series 2004
3.500% due 11/01/2012	2,565	2,651
California State University Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 11/01/2011	1,400	1,405
California Statewide Communities Development Authority Revenue Bonds, (AGM Insured), Series 2007
5.250% due 07/01/2018	250	286
California Statewide Communities Development Authority Revenue Bonds, (SGI Insured), Series 2006
4.100% due 04/01/2028	3,000	3,134
California Statewide Communities Development Authority Revenue Bonds, Series 2001
3.900% due 08/01/2031	1,050	1,130
California Statewide Communities Development Authority Revenue Bonds, Series 2002
3.850% due 11/01/2029	255	261

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California Statewide Communities Development Authority Revenue Bonds, Series 2008
0.110% due 08/15/2027	$3,200	$3,200
California Statewide Communities Development Authority Revenue Notes, (AGM Insured), Series 2004
5.000% due 08/15/2012	425	440
California Statewide Communities Development Authority Revenue Notes, (AGM Insured), Series 2007
5.000% due 07/01/2014	750	817
California Statewide Communities Development Authority Revenue Notes, (FHA Insured), Series 2009
5.500% due 08/01/2012	1,215	1,257
5.500% due 08/01/2014	2,610	2,861
California Statewide Communities Development Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 05/01/2015	150	163
California Statewide Communities Development Authority Revenue Notes, Series 2004
5.500% due 05/15/2012	750	763
California Statewide Communities Development Authority Revenue Notes, Series 2005
5.000% due 07/01/2012	640	658
5.000% due 07/01/2013	850	903
California Statewide Communities Development Authority Revenue Notes, Series 2006
4.500% due 11/15/2012	370	382
California Statewide Communities Development Authority Revenue Notes, Series 2009
4.000% due 06/15/2013	700	736
5.000% due 04/01/2013	4,510	4,799
5.000% due 06/15/2013	4,040	4,314
California Statewide Communities Development Authority Revenue Notes, Series 2010
3.000% due 11/01/2012	250	254
California Statewide Financing Authority Revenue Notes, Series 2002
4.600% due 05/01/2012	1,030	1,040
Campbell, California Union High School District General Obligation Notes, Series 2010
3.000% due 08/01/2012	225	230
Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2014	1,100	1,178
Carlsbad, California Unified School District Certificates of Participation Notes, Series 2009
2.000% due 10/01/2011	425	425
Carlsbad, California Unified School District General Obligation Notes, Series 2011
0.000% due 08/01/2012	400	398
0.000% due 08/01/2013	500	489
Castaic Lake, California Water Agency Certificates of Participation Notes, Series 2010
4.000% due 08/01/2012	610	628
4.000% due 08/01/2015	130	142
Central Valley, California Financing Authority Revenue Notes, Series 2009
4.000% due 07/01/2012	750	767
Chino Hills, California Special Tax Notes, (AGM Insured), Series 2010
3.000% due 09/01/2012	125	127
3.000% due 09/01/2013	200	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citrus Heights, California Water District Certificates of Participation Notes, Series 2010
2.000% due 10/01/2011	$90	$90
2.000% due 10/01/2012	220	222
4.000% due 10/01/2017	250	266
4.000% due 10/01/2019	100	106
Cucamonga County, California Water District Certificates of Participation Notes, (NPFGC Insured), Series 2006
4.000% due 09/01/2014	250	269
Desert Sands, California Unified School District Certificates of Participation Notes, Series 2008
4.000% due 03/01/2012	1,000	1,012
Desert Sands, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 06/01/2014	1,000	955
El Dorado, California Union High School District Certificates of Participation Notes, Series 2009
0.000% due 12/01/2013	460	437
El Monte, California School District General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
0.000% due 05/01/2012	1,555	1,546
El Monte, California Union High School District General Obligation Notes, (NPFGC/FGIC Insured), Series 2006
0.000% due 06/01/2013	500	486
0.000% due 06/01/2014	1,345	1,271
Encinitas, California Public Financing Authority Revenue Bonds, Series 2010
3.000% due 04/01/2012	250	253
3.000% due 04/01/2013	535	552
Escondido, California General Obligation Notes, (NPFGC Insured), Series 2006
5.000% due 09/01/2015	730	826
Fremont, California Unified School District General Obligation Notes, Series 2009
4.000% due 08/01/2012	610	628
4.000% due 08/01/2013	700	742
Fresno, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2014	300	332
Fullerton, California Joint Union High School District General Obligation Notes, Series 2010
4.000% due 08/01/2012	45	46
4.000% due 08/01/2015	150	166
Golden Empire, California Schools Financing Authority Revenue Notes, Series 2010
4.000% due 05/01/2012	2,000	2,039
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2038	1,185	1,273
5.000% due 06/01/2043	100	107
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 06/01/2033	15	16
5.625% due 06/01/2038	100	108
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (SGI/ICR Insured), Series 2003
5.500% due 06/01/2043	1,735	1,878
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	800	866
5.500% due 06/01/2043	2,655	2,874
6.250% due 06/01/2033	4,785	5,151

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 06/01/2040	$2,020	$2,224
7.875% due 06/01/2042	105	118
Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2007
4.200% due 06/01/2012	1,800	1,823
Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2012	100	99
0.000% due 08/01/2013	115	111
Huntington Beach, California Public Financing Authority Revenue Notes, Series 2010
3.000% due 09/01/2012	250	255
4.000% due 09/01/2013	225	239
Industry, California General Obligation Notes,
4.000% due 07/01/2012	1,000	1,025
5.000% due 07/01/2013	750	805
Irvine, California Ranch Water District General Obligation Bonds, Series 2009
0.110% due 10/01/2041	3,200	3,200
Irvine, California Ranch Water District Revenue Bonds, Series 1991
0.090% due 08/01/2016	3,250	3,250
Irvine, California Special Assessment Bonds, Series 1994
0.200% due 09/02/2020	406	406
Irvine, California Special Assessment Bonds, Series 2000
0.130% due 09/02/2025	1,300	1,300
Jefferson, California Union High School District General Obligation Notes, (AGM Insured), Series 2010
3.000% due 08/01/2012	200	204
La Habra, California Utility Authority Revenue Notes, Series 2010
3.000% due 11/01/2012	175	180
Lake Arrowhead, California Community Services District Certificates of Participation Notes, Series 2009
2.500% due 10/01/2011	645	645
3.000% due 10/01/2012	300	306
Lancaster, California Redevelopment Agency Revenue Notes, Series 2010
3.000% due 12/01/2011	120	120
Lincoln, California Unified School District Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	185	201
Long Beach, California Revenue Notes, Series 2009
4.000% due 06/01/2012	90	92
4.000% due 06/01/2013	110	113
Long Beach, California Revenue Notes, Series 2010
4.000% due 05/15/2013	2,000	2,108
Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, (NPFGC Insured), Series 2003
5.250% due 07/01/2012	155	161
Los Angeles, California Community College District General Obligation Notes, Series 2008
3.000% due 08/01/2012	500	511
Los Angeles, California Department of Airports Revenue Notes, (NPFGC Insured), Series 2003
5.000% due 05/15/2012	230	236
Los Angeles, California Department of Airports Revenue Notes, Series 2009
5.000% due 05/15/2013	250	267
Los Angeles, California Department of Airports Revenue Notes, Series 2010
3.000% due 05/15/2013	690	716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.120% due 07/01/2034	$400	$400
Los Angeles, California Department of Water & Power Revenue Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2013	500	540
Los Angeles, California Harbor Department Revenue Notes, Series 2009
5.000% due 08/01/2012	1,000	1,038
Los Angeles, California Municipal Improvement Corp. Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	1,000	1,061
Los Angeles, California Municipal Improvement Corp. Revenue Notes, Series 2010
3.000% due 11/01/2012	545	556
Los Angeles, California Revenue Notes, (FHLMC Insured), Series 2010
1.125% due 08/01/2013	750	744
Los Angeles, California Unified School District Certificates of Participation Notes, Series 2010
3.000% due 12/01/2011	750	753
3.000% due 12/01/2012	2,205	2,256
Los Angeles, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
5.000% due 07/01/2016	200	230
Los Angeles, California Unified School District General Obligation Notes, Series 2010
4.000% due 07/01/2012	300	308
Los Angeles, California Unified School District General Obligation Notes, Series 2011
4.000% due 07/01/2014 (a)	5,045	5,439
Los Angeles, California Wastewater System Revenue Notes, (AMBAC Insured), Series 2006
4.500% due 02/01/2013	250	263
Los Angeles, California Wastewater System Revenue Notes, Series 2009
4.000% due 02/01/2013	1,985	2,078
Menlo Park, California City School District General Obligation Notes, Series 2010
0.000% due 07/01/2013	150	147
Mesa, California Consolidated Water District Certificates of Participation Notes, Series 2009
3.000% due 03/15/2012	400	405
Mission Viejo, California Community Development Financing Authority Revenue Notes, Series 2009
5.000% due 05/01/2013	530	564
Monrovia, California Unified School District General Obligation Notes, Series 2010
3.000% due 08/01/2012	250	255
Monterey County, California Certificates of Participation Notes, (AGM Insured), Series 2009
4.000% due 08/01/2013	1,455	1,524
Monterey Peninsula, California Community College District General Obligation Notes, (NPFGC Insured), Series 2006
0.000% due 08/01/2012	250	248
Mount Diablo, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2006
5.000% due 06/01/2012	85	88
Mount San Antonio, California Community College District General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,935	1,776
Newport Beach, California Revenue Bonds, Series 2009
5.000% due 12/01/2038	1,500	1,582

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newport Beach, California Revenue Notes, Series 2008
0.150% due 12/01/2040	$2,500	$2,500
Newport Beach, California Special Assessment Notes, Series 2010
3.000% due 09/02/2012	140	142
3.000% due 09/02/2014	150	154
Norco, California Redevelopment Agency Tax Allocation Notes, Series 2010
3.000% due 03/01/2013	125	124
Norwalk, California Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2005
5.000% due 10/01/2012	720	734
Norwalk-La Mirada, California Unified School District General Obligation Notes, (AGM Insured), Series 2009
4.000% due 08/01/2013	880	928
Oak Grove, California School District General Obligation Notes, (NPFGC Insured), Series 2005
5.250% due 08/01/2013	50	54
Orange County, California Local Transportation Authority Revenue Notes, Series 2010
3.000% due 02/15/2013	500	517
Orange County, California Ocean View School District Certificates of Participation Notes, (AGM Insured), Series 2010
3.000% due 03/01/2012	430	434
3.500% due 03/01/2013	300	310
Orange County, California Public Financing Authority Revenue Notes, (NPFGC insured), Series 2005
5.000% due 07/01/2014	250	275
Orange County, California Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 06/01/2013	720	769
Orange County, California Sanitation District Certificate of Participation Notes, (AGM Insured), Series 2007
4.000% due 02/01/2013	90	94
Orange County, California Transportation Authority Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 08/15/2013	100	107
Orchard, California School District General Obligation Notes, (AGC Insured), Series 2009
4.000% due 08/01/2012	125	129
Pasadena, California Certificates of Participation Notes, Series 2008
4.000% due 02/01/2012	570	576
Pittsburg, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2002
5.250% due 08/01/2013	100	102
Placer County, California Unified School District Certificates of Participation Notes, (AGM Insured), Series 2009
3.000% due 08/01/2012	245	249
3.000% due 08/01/2013	350	359
Pleasanton, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 08/01/2015	150	168
Pleasanton, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2004
5.375% due 08/01/2013	125	134
Redondo Beach, California Unified School District General Obligation Notes, Series 2010
3.000% due 08/01/2015	130	139
4.000% due 08/01/2017	25	28

See Accompanying Notes	Semiannual Report	September 30, 2011	39

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Riverbank, California Redevelopment Agency Tax Allocation Notes, Series 2007
4.000% due 08/01/2012	$145	$110
Riverside, California Revenue Bonds, (NPFGC Insured), Series 2004
5.000% due 10/01/2014	500	551
Riverside, California Revenue Notes, Series 2009
4.000% due 08/01/2012	500	515
5.000% due 10/01/2013	2,000	2,157
Roseville, California Certificates of Participation Notes, Series 2009
3.000% due 02/01/2013	1,065	1,094
Roseville, California Finance Authority Revenue Notes, Series 2010
2.000% due 02/01/2012	205	206
2.000% due 02/01/2013	330	335
Roseville, California Natural Gas Finance Authority Revenue Notes, Series 2007
5.000% due 02/15/2012	100	102
Sacramento County, California Revenue Notes, Series 2009
3.000% due 07/01/2012	550	559
5.000% due 07/01/2013	500	530
Sacramento County, California Revenue Notes, Series 2010
2.000% due 07/01/2013	300	303
3.000% due 07/01/2016	995	1,029
Sacramento County, California Sanitation Districts Financing Authority Revenue Notes, Series 2010
2.500% due 08/01/2012	190	193
3.000% due 08/01/2013	300	312
Sacramento County, California Water Financing Authority Revenue Notes, (NPFGC/FGIC Insured), Series 2007
5.000% due 06/01/2014	1,000	1,102
Sacramento, California Financing Authority Revenue Bonds, (AGM Insured), Series 2002
5.375% due 12/01/2021	150	159
Sacramento, California Municipal Utility District Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 11/15/2013	1,375	1,499
Sacramento, California Municipal Utility District Revenue Notes, Series 2009
5.000% due 07/01/2012	500	516
San Bernardino County, California Certificates of Participation Notes, Series 2009
5.000% due 08/01/2013	1,000	1,053
San Diego County, California Certificates of Participation Notes, Series 2009
4.000% due 10/01/2012	2,800	2,894
San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
2.000% due 07/01/2012	200	202
3.000% due 07/01/2013	150	154
3.000% due 07/01/2014	400	418
3.000% due 07/01/2015	600	630
4.000% due 07/01/2014	700	741
San Diego County, California Water Authority Certificates of Participation Notes, (AGM Insured), Series 2008
5.000% due 05/01/2014	50	55
San Diego County, California Water Authority Certificates of Participation Notes, (NPFGC/FGIC Insured), Series 2005
5.250% due 05/01/2013	675	724
San Diego, California Unified School District General Obligation Notes, Series 2009
0.000% due 07/01/2012	325	322

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Francisco, California City & County Airports Commission Revenue Notes, (AGM Insured), Series 2009
3.500% due 05/01/2012	$1,000	$1,018
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
3.000% due 05/01/2016	300	317
San Francisco, California City & County Finance Corp. Revenue Bonds, Series 2008
0.160% due 04/01/2030	765	765
San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,000	1,018
San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	2,250	2,361
San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	475	498
San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC/FGIC Insured), Series 2004
5.000% due 08/01/2012	740	757
San Francisco, California State Building Authority Revenue Notes, Series 2005
5.000% due 12/01/2012	500	521
San Francisco, California Unified School District General Obligation Notes, Series 2010
4.000% due 06/15/2013	1,300	1,377
San Jose, California Redevelopment Agency Tax Allocation Notes, (AMBAC Insured), Series 2005
5.000% due 08/01/2014	1,225	1,251
San Luis Obispo County, California Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 09/01/2018	250	277
San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2008
5.000% due 07/15/2014	150	164
San Rafael, California Redevelopment Agency Tax Allocation Notes, (AGC Insured), Series 2009
5.000% due 12/01/2013	965	1,041
Santa Ana, California Certificates of Participation Bonds, (AMBAC Insured), Series 2003
5.000% due 06/01/2015	195	199
Santa Barbara, California Financing Authority Revenue Notes, Series 2009
4.000% due 07/01/2012	400	410
Santa Clara, California Valley Transportation Authority Revenue Bonds, Series 2008
0.100% due 04/01/2036	705	705
Santa Clara, California Valley Water District Certificates of Participation Notes, Series 2007
5.000% due 02/01/2016	150	174
Santa Margarita-Dana, California Point Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 08/01/2015	225	254
Santa Margarita-Dana, California Point Authority Revenue Notes, Series 2009
5.000% due 08/01/2012	1,075	1,116
Santa Monica, California Community College District General Obligation Notes, (NPFGC/FGIC Insured), Series 2007
0.000% due 08/01/2013	225	222
Solano County, California Certificates of Participation Notes, Series 2009
5.000% due 11/15/2012	1,930	2,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Coast, California Water District Financing Authority Revenue Notes, Series 2010
3.000% due 02/01/2012	$230	$232
3.000% due 02/01/2013	100	103
South Orange County, California Public Financing Authority Special Tax Bonds, (NPFGC Insured), Series 2003
5.000% due 09/01/2013	125	135
South San Francisco, California School District Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 09/15/2014	250	276
Southern California State Metropolitan Water District Revenue Bonds, Series 2004
0.080% due 07/01/2023	7,925	7,925
Southern California State Metropolitan Water District Revenue Bonds, Series 2011
0.310% due 07/01/2036	1,500	1,501
Southern California State Metropolitan Water District Revenue Notes, Series 2009
5.000% due 07/01/2012	1,000	1,036
Southern California State Public Power Authority Revenue Bonds, Series 1989
6.750% due 07/01/2013	2,700	2,975
Southern California State Public Power Authority Revenue Bonds, Series 2008
0.110% due 07/01/2020	2,000	2,000
Southern California State Public Power Authority Revenue Notes, Series 2010
2.000% due 07/01/2012	500	506
4.000% due 07/01/2014	750	815
4.000% due 07/01/2015	1,165	1,290
5.000% due 07/01/2014	700	780
St. Helena, California Unified School District General Obligation Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2014	490	541
Stockton, California Public Financing Authority Revenue Notes, Series 2009
4.000% due 10/01/2012	1,925	1,979
Torrance, California Certificates of Participation Notes, Series 2009
3.000% due 09/01/2012	175	178
Trinity County, California Public Utilities District Revenue Notes, (AGM Insured), Series 2010
3.000% due 04/01/2012	45	46
3.000% due 04/01/2013	40	41
University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
0.802% due 05/15/2030	1,000	723
University of California Regents Medical Center Revenue Bonds, Series 2007
0.140% due 05/15/2032	1,755	1,755
University of California Regents Medical Center Revenue Notes, Series 2008
4.000% due 05/15/2013	100	106
University of California Regents Medical Center Revenue Notes, Series 2009
4.000% due 05/15/2012	900	919
5.000% due 05/15/2013	265	283
University of California Regents Medical Center Revenue Notes, Series 2010
5.000% due 05/15/2016	1,000	1,145
University of California Revenue Notes, (AGM Insured), Series 2007
5.000% due 05/15/2015	45	52
University of California Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 05/15/2012	350	360

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 05/15/2014	$270	$301
University of California Revenue Notes, Series 2010
2.000% due 05/15/2013	500	512
3.000% due 05/15/2014	500	531
Upland, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2002
4.600% due 10/01/2016	100	102
Val Verde, California Unified School District General Obligation Notes, (AGM Insured), Series 2010
4.000% due 08/01/2012	990	1,018
Visalia, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2012	215	221
West Hollywood, California Public Financing Authority Revenue Notes, Series 2009
3.000% due 02/01/2012	695	700
5.000% due 02/01/2013	1,145	1,207
Western Riverside County, California Regional Wastewater Authority Revenue Notes, (AGC Insured), Series 2009
3.000% due 09/01/2012	435	444

		256,725

NEW YORK 0.3%
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2015 (a)	700	775

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.3%
Montgomery County, Pennsylvania Industrial Development Authority Revenue Notes, (FHA Insured), Series 2010
5.000% due 08/01/2013	$885	$950

PUERTO RICO 1.1%
Puerto Rico Electric Power Authority Revenue Notes, Series 2008
5.000% due 07/01/2012	500	514
Puerto Rico Electric Power Authority Revenue Notes, Series 2010
5.000% due 07/01/2012	2,000	2,057
5.000% due 07/01/2013	550	584

		3,155

TEXAS 0.1%
Pflugerville, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2013	130	141

VIRGIN ISLANDS 0.2%
Virgin Islands Public Finance Authority Revenue Notes, Series 2010
4.000% due 10/01/2013	400	415

Total Municipal Bonds & Notes (Cost $259,285)		262,161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS 4.9%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$13,400	$13,400

(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 12/29/2011 valued at $13,669. Repurchase proceeds are $13,400.)

SHORT-TERM NOTES 0.1%
Fannie Mae
0.070% due 10/03/2011	189	189
La Habra, California Utility Authority Revenue Notes, Series 2010
2.000% due 11/01/2011	145	145

		334

U.S. TREASURY BILLS 0.8%
0.016% due 11/10/2011 - 03/15/2012 (b)(c)(d)	2,144	2,144

Total Short-Term Instruments (Cost $15,878)		15,878

Total Investments 101.8% (Cost $275,307)		$278,189

Other Assets and Liabilities (Net) (1.8%)		(4,785)

Net Assets 100.0%		$273,404

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Securities with an aggregate market value of $203 has been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $281 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	3.500%	06/20/2017	$	15,300	$(1,447)	$(27)

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	5,400	$(162)	$(108)	$(54)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		4,400	(132)	(126)	(6)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		5,500	(166)	(125)	(41)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		6,500	(195)	(167)	(28)
MCDX-16 5-Year Index	CBK	1.000%	06/20/2016		3,700	(137)	(41)	(96)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		3,000	(111)	(43)	(68)
MCDX-16 5-Year Index	MYC	1.000%	06/20/2016		4,000	(148)	(36)	(112)

						$(1,051)	$(646)	$(405)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

See Accompanying Notes	Semiannual Report	September 30, 2011	41

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$150	$0	$150
Municipal Bonds & Notes
California	0	256,725	0	256,725
New York	0	775	0	775
Pennsylvania	0	950	0	950
Puerto Rico	0	3,155	0	3,155
Texas	0	141	0	141
Virgin Islands	0	415	0	415
Short-Term Instruments
Repurchase Agreements	0	13,400	0	13,400

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Notes	$0	$334	$0	$334
U.S. Treasury Bills	0	2,144	0	2,144
	$0	$278,189	$0	$278,189

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(405)	0	(405)
Interest Rate Contracts	0	(27)	0	(27)
	$0	$(432)	$0	$(432)

Totals	$0	$277,757	$0	$277,757

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$0	$0
Unrealized appreciation on OTC swap agreements	0	405	0	0	0	405

	$0	$405	$0	$0	$0	$405

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$155	$0	$0	$(3,157)	$(3,002)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(544)	$0	$0	$(244)	$(788)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/depreciation of $(27) as reported in the Notes to Schedule of Investments.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(h)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(299)	$203	$(96)
DUB	(243)	0	(243)
GST	(166)	0	(166)
MYC	(343)	(25)	(368)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	43

Schedule of Investments PIMCO High Yield Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%
American International Group, Inc.
8.250% due 08/15/2018	$400	$445

Total Corporate Bonds & Notes (Cost $282)		445

MUNICIPAL BONDS & NOTES 89.7%

ALABAMA 1.0%
Butler, Alabama Industrial Development Board Revenue Bonds, Series 1993
5.900% due 12/01/2012	50	50
Colbert County, Alabama Health Care Authority Revenue Bonds, Series 2003
5.750% due 06/01/2027	670	648
Montgomery, Alabama Medical Clinic Board Revenue Bonds, Series 2006
5.250% due 03/01/2031	250	235
5.250% due 03/01/2036	500	461
Tuscaloosa, Alabama Educational Building Authority Revenue Bonds, Series 2007
5.000% due 06/01/2026	1,500	1,229

		2,623

ALASKA 0.4%
Alaska State Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036	1,400	910

ARIZONA 4.0%
Apache County, Arizona Industrial Development Authority Revenue Bonds, Series 1998
5.875% due 03/01/2033	1,215	1,215
Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	1,250	952
Arizona State Salt Verde Financial Corp. Revenue Bonds, Series 2007
5.000% due 12/01/2037	1,000	896
Mohave County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
8.000% due 05/01/2025	1,100	1,234
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2006
6.375% due 06/01/2036	1,500	1,232
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.625% due 07/01/2038	1,000	813
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	1,000	1,018
6.375% due 09/01/2029	1,850	1,881
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2009
4.950% due 10/01/2020	750	786

		10,027

CALIFORNIA 8.5%
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	540
California State Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State M-S-R Energy Authority Revenue Bonds, Series 2009
6.500% due 11/01/2039	$1,500	$1,651
California State M-S-R Energy Authority Revenue Notes, Series 2009
6.500% due 11/01/2039	1,740	1,915
California State Municipal Finance Authority Revenue Bonds, Series 2008
5.875% due 10/01/2034	600	614
7.000% due 10/01/2039	500	440
California State Municipal Finance Authority Revenue Bonds, Series 2011
7.750% due 04/01/2031	1,000	1,076
California State Pollution Control Financing Authority Revenue Bonds, (FGIC Insured), Series 2004
4.750% due 12/01/2023	1,000	1,050
California State Tobacco Securitization Agency Revenue Bonds, Series 2006
5.450% due 06/01/2028	1,350	1,114
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.500% due 11/01/2038	1,100	977
5.750% due 11/01/2017	400	400
9.000% due 11/01/2017	10	9
Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,110
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	1,000	701
5.750% due 06/01/2047	2,500	1,766
Imperial, California Irrigation District Revenue Notes, Series 2011
5.000% due 11/01/2036	2,000	2,095
Los Angeles, California Regional Airports Improvement Corp. Revenue Bonds, Series 2002
7.500% due 12/01/2024	250	248
Poway, California Unified School District General Obligation Notes, Series 2011
0.000% due 08/01/2039	5,445	1,054
Riverside, California Special Assessment Bonds, Series 2001
6.150% due 09/02/2019	500	505
San Francisco, California City & County Airports Commission Revenue Notes, Series 2011
5.000% due 05/01/2022	800	912
Tustin, California Unified School District Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	491
Victor Valley, California Union High School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2018	1,000	781
Windsor, California Unified School District General Obligation Bonds, Series 2011
0.000% due 08/01/2035	2,130	495

		21,550

COLORADO 4.7%
Colorado State Confluence Metropolitan District Revenue Bonds, Series 2007
5.400% due 12/01/2027	500	400
5.450% due 12/01/2034	1,000	753
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007
5.700% due 05/01/2037 (g)	775	637
5.750% due 05/15/2037	815	637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 12/01/2037	$990	$751
Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.300% due 07/01/2037	2,350	1,871
5.900% due 08/01/2037	1,000	835
Colorado State Health Facilities Authority Revenue Bonds, Series 2008
5.750% due 05/15/2036	1,000	1,009
Colorado State Housing & Finance Authority Revenue Bonds, Series 2007
5.875% due 06/01/2037	1,500	991
Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,266
Colorado State Regional Transportation District Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	774
Copperleaf, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2006
5.950% due 12/01/2036	500	353
Madre, Colorado Metropolitan District No. 2 General Obligation Bonds, Series 2007
5.500% due 12/01/2036	900	518

		11,795

CONNECTICUT 0.4%
Connecticut State Harbor Point Infrastructure Improvement District Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	1,000	1,096

FLORIDA 5.4%
Beacon Lakes, Florida Community Development District Special Assessment Bonds, Series 2007
6.000% due 05/01/2038	425	384
Broward County, Florida Revenue Bonds, Series 2009
5.375% due 10/01/2029	1,000	1,061
Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
5.000% due 06/01/2016	1,025	1,114
Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2011
5.000% due 06/01/2019	2,000	2,158
Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	250	203
Florida State Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	300	303
Florida State Seminole Indian Tribe Revenue Notes, Series 2010
5.125% due 10/01/2017	500	505
Florida State University Square Community Development District Special Assessment Bonds, Series 2007
5.875% due 05/01/2038	770	706
Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2006
5.250% due 10/01/2041	1,000	966
Hillsborough County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.125% due 05/15/2037	1,000	802
Jacksonville, Florida Economic Development Commission Revenue Bonds, Series 2007
5.300% due 05/01/2037	1,500	1,304

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lee County, Florida Industrial Development Authority Revenue Bonds, Series 2007
5.375% due 06/15/2037	$1,500	$1,192
Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.750% due 07/01/2037	1,680	1,403
St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,510

		13,611

GEORGIA 1.9%
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.300% due 10/01/2032	250	256
DeKalb County, Georgia Hospital Authority Revenue Bonds, Series 2010
6.125% due 09/01/2040	1,000	1,017
Fulton County, Georgia Revenue Bonds, Series 2006
5.125% due 07/01/2042	250	167
Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,000	1,018
Georgia State Medical Center Hospital Authority Revenue Bonds, Series 2007
5.250% due 07/01/2037	1,500	1,217
Georgia State Municipal Electric Authority Revenue Notes, Series 2010
5.000% due 04/01/2017	1,000	1,152

		4,827

IDAHO 0.5%
Nez Perce County, Idaho Revenue Bonds, Series 1996
6.000% due 10/01/2024	1,200	1,200

ILLINOIS 5.1%
Belleville, Illinois Frank Scott Parkway Redevelopment Authority Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	836
Granite City, Illinois Revenue Bonds, Series 2007
5.125% due 04/01/2027	1,645	1,063
Hillside, Illinois Tax Allocation Bonds, Series 2008
7.000% due 01/01/2028	2,000	1,773
Illinois State Finance Authority Revenue Bonds, Series 1993
5.950% due 08/15/2026	800	802
Illinois State Finance Authority Revenue Bonds, Series 2007
5.375% due 11/15/2039	1,000	840
5.500% due 05/15/2037	750	598
6.100% due 12/01/2041	705	555
Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 (a)	1,000	40
Illinois State Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	468
Illinois State Finance Authority Revenue Notes, Series 2010
4.000% due 02/15/2013	500	515
Illinois State Finance Authority Sports Facilities Revenue Bonds, Series 2007
6.000% due 03/01/2037 (a)	1,775	447

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State Railsplitter Tobacco Settlement Authority Revenue Bonds, Series 2010
6.000% due 06/01/2028	$2,000	$2,077
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,146
Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	922
6.625% due 06/01/2037	1,000	931

		13,013

INDIANA 4.7%
East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	84
Indiana State Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	378
6.000% due 12/01/2026	1,000	1,017
Indiana State Health & Educational Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 03/01/2037	500	481
Indiana State Health Facility Financing Authority Revenue Bonds, Series 2010
5.000% due 10/01/2026	1,000	1,123
Indiana State Municipal Power Agency Revenue Bonds, Series 2009
5.750% due 01/01/2034	1,000	1,042
6.000% due 01/01/2039	1,000	1,094
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.750% due 01/01/2038	2,500	2,738
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	1,650	1,507
Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	2,100	2,343

		11,807

IOWA 1.5%
Altoona, Iowa Revenue Bonds, Series 2008
6.000% due 06/01/2034	1,000	1,009
Iowa State Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	900	678
5.500% due 11/15/2037	1,550	1,064
Iowa State Finance Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	1,000	1,032

		3,783

KANSAS 0.7%
Kansas State Development Finance Authority Revenue Notes, Series 2009
5.000% due 11/15/2014	225	250
Labette County, Kansas Revenue Bonds, Series 2007
5.750% due 09/01/2037	1,100	1,060
Manhattan, Kansas Revenue Bonds, Series 2007
5.125% due 05/15/2037	250	208
5.500% due 08/01/2021	250	205
Olathe, Kansas Tax Allocation Bonds, Series 2007
5.500% due 09/01/2026	200	132

		1,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.2%
Ohio County, Kentucky Revenue Bonds, Series 2010
6.000% due 07/15/2031	$500	$518

LOUISIANA 1.6%
Louisiana State Citizens Property Insurance Corp. Revenue Bonds, (AGC Insured), Series 2009
6.125% due 06/01/2025	2,250	2,503
Louisiana State Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,079
New Orleans, Louisiana Aviation Board Revenue Bonds, (AGC Insured), Series 2009
6.000% due 01/01/2023	500	575

		4,157

MARYLAND 0.3%
Maryland State Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	250	250
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.300% due 01/01/2037	300	225
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	283

		758

MASSACHUSETTS 1.2%
Massachusetts State Development Finance Agency Revenue Bonds, Series 2007
6.750% due 10/15/2037	1,250	1,177
Massachusetts State Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	1,370	1,469
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.125% due 07/01/2035	500	448

		3,094

MICHIGAN 3.0%
Detroit, Michigan General Obligation Bonds, (AMBAC Insured), Series 2005
5.150% due 04/01/2025	430	309
Detroit, Michigan General Obligation Bonds, Series 2010
5.250% due 11/01/2035	1,000	1,037
East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	750	592
Garden City, Michigan Hospital Finance Authority Revenue Bonds, Series 2007
5.000% due 08/15/2038	250	181
Hillsdale, Michigan Hospital Finance Authority Revenue Bonds, Series 1998
5.000% due 05/15/2013	30	30
Meridian, Michigan Economic Development Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2026	900	799
Michigan State Corner Creek Academy East Revenue Bonds, Series 2007
5.250% due 11/01/2036	250	178
Michigan State Doctor Charles Drew Academy Certificates of Participation Bonds, Series 2006
5.700% due 11/01/2036	445	309

See Accompanying Notes	Semiannual Report	September 30, 2011	45

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Michigan State Grand Traverse Academy Revenue Bonds, Series 2007
5.000% due 11/01/2036	$1,200	$893
Michigan State Hospital Finance Authority Revenue Bonds, Series 2006
5.000% due 11/15/2038	1,000	964
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (g)	228	207
Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037	1,000	912
Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
6.000% due 06/01/2048	750	528
Royal Oak, Michigan Hospital Finance Authority Revenue Bonds, Series 2009
8.250% due 09/01/2039	500	594

		7,533

MINNESOTA 1.3%
Falcon Heights, Minnesota Revenue Bonds, Series 2007
6.000% due 11/01/2037	400	338
Faribault, Minnesota Revenue Bonds, Series 2010
6.750% due 05/01/2036	640	644
Minneapolis, Minnesota Revenue Bonds, Series 2007
5.400% due 04/01/2028	725	575
Minneapolis, Minnesota Revenue Bonds, Series 2008
6.750% due 11/15/2032	950	1,066
Minneapolis, Minnesota Tax Allocation Bonds, Series 2006
5.350% due 02/01/2030	200	170
Washington County, Minnesota Housing & Redevelopment Authority Revenue Bonds, Series 2007
5.625% due 06/01/2037	500	455

		3,248

MISSISSIPPI 0.7%
Mississippi State Business Finance Corp. Revenue Bonds, Series 1998
5.875% due 04/01/2022	1,860	1,869

MISSOURI 1.3%
Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	750	337
Cottleville, Missouri Certificates of Participation Bonds, Series 2006
5.250% due 08/01/2031	250	226
Independence, Missouri Thirty-Ninth Street Transportation District Revenue Bonds, Series 2008
6.875% due 09/01/2032	500	456
Joplin, Missouri Industrial Development Authority Revenue Bonds, Series 2007
5.750% due 05/15/2031	1,485	1,334
Kansas City, Missouri Tax Allocation Notes, Series 2011
5.000% due 06/01/2021	500	507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	$250	$256
Missouri State Grindstone Plaza Transportation Development District Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	186
5.550% due 10/01/2036	45	32

		3,334

MONTANA 0.2%
Hardin, Montana Rocky Mountain Power, Inc. Tax Allocation Bonds, Series 2006
6.500% due 09/01/2031 (c)	830	539

NEW HAMPSHIRE 1.2%
New Hampshire State Business Finance Authority Revenue Bonds, Series 1992
5.850% due 12/01/2022	3,000	3,019

NEW JERSEY 2.6%
New Jersey State Economic Development Authority Revenue Bonds, Series 2000
7.000% due 11/15/2030	60	60
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
4.750% due 06/01/2034	4,200	2,740
5.000% due 06/01/2041	6,000	3,879

		6,679

NEW MEXICO 0.4%
New Mexico State Hospital Equipment Loan Council Revenue Bonds, Series 2007
5.250% due 08/15/2026	500	419
Otero County, New Mexico Revenue Bonds, Series 2007
6.000% due 04/01/2028	650	550

		969

NEW YORK 3.5%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	150	114
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.500% due 01/01/2027	395	384
6.700% due 01/01/2043	1,500	1,421
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
7.750% due 08/01/2031	150	149
New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
4.299% due 03/01/2016	565	512
New York State Brooklyn Arena Local Development Corp. Revenue Notes, Series 2009
6.250% due 07/15/2040	3,500	3,663
New York State Dormitory Authority Revenue Bonds, Series 2008
6.250% due 12/01/2037	1,000	995
New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	531

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2011
5.000% due 11/15/2032	$1,000	$1,081

		8,850

NORTH CAROLINA 1.4%
Charlotte, North Carolina Revenue Bonds, Series 1998
5.600% due 07/01/2027	150	134
Charlotte, North Carolina Revenue Bonds, Series 2000
7.750% due 02/01/2028	60	60
North Carolina State Medical Care Commission Revenue Bonds, Series 2006
5.100% due 10/01/2030	50	46
North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	797
North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 11/01/2033	750	758
6.000% due 04/01/2038	500	454
North Carolina State Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	556
Surry County, North Carolina Northern Hospital District Revenue Bonds, Series 2008
6.250% due 10/01/2038	800	816

		3,621

OHIO 3.6%
Ohio State Air Quality Development Authority Revenue Bonds, Series 2009
5.700% due 08/01/2020	3,000	3,352
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	1,000	750
5.875% due 06/01/2047	4,250	2,987
6.000% due 06/01/2042	1,520	1,093
6.500% due 06/01/2047	750	575
Ohio State Higher Educational Facility Commission Revenue Bond, Series 2010
6.250% due 09/01/2024	250	256

		9,013

OREGON 0.1%
Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	209

PENNSYLVANIA 4.2%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2008
6.000% due 10/15/2038	750	766
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.375% due 11/15/2040	2,000	1,667
Cambridge, Pennsylvania Area Joint Authority Revenue Bonds, Series 2008
6.000% due 12/01/2037	500	513
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
6.000% due 07/01/2035	500	464

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	$500	$482
Harrisburg, Pennsylvania Authority Revenue Bonds, Series 2007
6.000% due 09/01/2036	500	453
Lancaster County, Pennsylvania Hospital Authority Revenue Bonds, Series 2008
6.250% due 07/01/2026	250	253
6.375% due 07/01/2030	1,000	1,013
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2006
5.250% due 01/01/2036	150	133
Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	526
Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	402
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 1993
6.625% due 11/15/2023	2,000	2,002
Susquehanna, Pennsylvania Area Regional Airport Authority Revenue Bonds, Series 2008
6.500% due 01/01/2038	1,495	1,476
Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	540	474

		10,624

RHODE ISLAND 2.2%
Rhode Island State Health & Educational Building Corp. Revenue Bonds, Series 1998
5.400% due 07/01/2013	70	70
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	6,000	5,435

		5,505

SOUTH CAROLINA 1.1%
South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
5.500% due 05/01/2028	1,900	1,682
6.000% due 11/15/2037	2,000	998
South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	145	193

		2,873

TENNESSEE 1.8%
Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,054
Johnson City, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	521
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.250% due 04/01/2036	750	700
Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 (a)	144	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2021	$1,000	$1,000
5.250% due 09/01/2024	1,375	1,360

		4,647

TEXAS 13.2%
Brazos, Texas River Authority Revenue Bonds, Series 2001
5.750% due 05/01/2036	1,500	1,495
8.250% due 05/01/2033	1,300	468
Brazos, Texas River Authority Revenue Bonds, Series 2003
6.300% due 07/01/2032	515	160
Brazos, Texas River Authority Revenue Bonds, Series 2006
5.000% due 03/01/2041	2,000	530
Central Texas State Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,014
Clifton, Texas Higher Education Finance Corp. Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	508
Dallas, Texas Love Field Airport Modernization Corp. Revenue Bonds, Series 2010
5.250% due 11/01/2040	500	483
Guadalupe-Blanco, Texas River Authority Revenue Notes, Series 2008
5.625% due 10/01/2017	775	845
Harris County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2008
7.250% due 12/01/2035	750	852
Houston, Texas Airport Systems Revenue Bonds, Series 1997
6.125% due 07/15/2027	45	43
Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2021	100	101
6.750% due 07/01/2029	7,215	7,218
Houston, Texas Higher Education Finance, Corp. Revenue Bonds, Series 2011
6.500% due 05/15/2031	450	476
Lubbock, Texas Health Facilities Development Corp. Revenue Bonds, Series 2005
6.625% due 07/01/2036	265	246
Lufkin, Texas Health Facilities Development Corp. Revenue Bonds, Series 2007
5.500% due 02/15/2037	750	662
North Texas State Tollway Authority Revenue Bonds, Series 2008
5.625% due 01/01/2033	150	158
5.750% due 01/01/2033	350	362
North Texas State Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	2,000	2,192
North Texas State Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,053
Parmer County, Texas Hospital District General Obligation Bonds, Series 2007
5.500% due 02/15/2027	345	345
Pharr, Texas Higher Education Finance Authority Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	507
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
5.500% due 08/15/2031	1,000	1,036

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas State Alliance Airport Authority Revenue Bonds, Series 2007
5.250% due 12/01/2029	$500	$325
Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,150	1,091
Texas State Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2006
5.000% due 12/15/2011	500	504
Texas State Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,600	1,644
Texas State Private Activity Bond Surface Transportation Corp. Revenue Notes, Series 2010
7.000% due 06/30/2040	2,810	3,040
Texas State Public Finance Authority Revenue Bonds, Series 2007
5.375% due 02/15/2037	5,115	4,847
Trinity, Texas River Authority Revenue Bonds, Series 2000
6.250% due 05/01/2028	50	16
Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,055

		33,276

UTAH 2.2%
Spanish Fork, Utah Revenue Bonds, Series 2006
5.550% due 11/15/2026	500	439
5.700% due 11/15/2036	1,000	784
Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	2,550	2,054
5.875% due 06/15/2037	1,650	1,357
Utah State Charter School Finance Authority Revenue Bonds, Series 2007
6.000% due 07/15/2037	675	570
Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	500	376

		5,580

VIRGINIA 0.9%
Bedford County, Virginia Industrial Development Authority Revenue Bonds, Series 1999
6.550% due 12/01/2025	100	100
Hanover County, Virginia Lewistown Commerce Center Community Development Authority Revenue Bonds, Series 2007
6.050% due 03/01/2027	1,150	870
James City County, Virginia Economic Development Authority Revenue Bonds, Series 2007
5.500% due 07/01/2037	570	343
Virginia State Peninsula Town Center Community Development Authority Revenue Bonds, Series 2007
6.450% due 09/01/2037	993	989

		2,302

WASHINGTON 0.7%
Clallam County, Washington Public Hospital District No. 1 Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,013
Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	250	280

See Accompanying Notes	Semiannual Report	September 30, 2011	47

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	$850	$574

		1,867

WEST VIRGINIA 0.7%
West Virginia State Economic Development Authority Revenue Bonds, Series 2008
4.850% due 05/01/2019	700	741
West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	500	513
West Virginia State Hospital Finance Authority Revenue Bonds, Series 2011
9.125% due 10/01/2041	500	529

		1,783

WISCONSIN 1.3%
Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,150	406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2033	$250	$232
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.000% due 12/01/2038	1,000	1,056
6.625% due 02/15/2032	1,450	1,507

		3,201

Total Municipal Bonds & Notes (Cost $240,418)		227,165

MORTGAGE-BACKED SECURITIES 0.2%
Countrywide Alternative Loan Trust
1.742% due 11/25/2035	340	184
Residential Accredit Loans, Inc.
0.385% due 02/25/2047	623	271

Total Mortgage-Backed Securities (Cost $601)		455

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.3%

REPURCHASE AGREEMENTS 6.3%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$15,861	$15,861

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $16,178. Repurchase proceeds are $15,861.)

U.S. TREASURY BILLS 3.0%
0.021% due 10/20/2011 - 03/22/2012 (b)(d)(e)	7,586	7,585

Total Short-Term Instruments (Cost $23,446)		23,446

Total Investments 99.4% (Cost $264,747)		$251,511

Other Assets and Liabilities (Net) 0.6%		1,444

Net Assets 100.0%		$252,955

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $6,210 have been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $167 and cash of $170 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	$4,000	$(1,687)	$(37)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	1,000	(422)	(40)

					$(2,109)	$(77)

(f)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	3,900	$(117)	$(78)	$(39)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		3,000	(90)	(86)	(4)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		1,400	(42)	(32)	(10)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		2,000	(60)	(48)	(12)
MCDX-16 5-Year Index	CBK	1.000%	06/20/2016		3,200	(119)	(35)	(84)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		2,800	(104)	(40)	(64)
MCDX-16 5-Year Index	MYC	1.000%	06/20/2016		11,000	(408)	(99)	(309)

						$(940)	$(418)	$(522)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Long Island, New York Power Authority Revenue Bonds, Series 2006	GST	0.950%	06/20/2018	2.580%	$	5,000	$(420)	$0	$(420)
Puerto Rico Electric Power Authority Revenue Bonds, Series 2007	GST	1.500%	06/20/2018	4.652%		5,000	(560)	0	(560)

							$(980)	$0	$(980)

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	CBK	$	5,000	$(2,053)	$(85)	$(1,968)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	JPM		2,500	(1,026)	(23)	(1,003)

							$(3,079)	$(108)	$(2,971)

(g)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Series 2007	5.700%	05/01/2037	06/27/2007	$775	$637	0.25%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	07/30/2008	228	207	0.08%

				$1,003	$844	0.33%

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$445	$0	$445
Municipal Bonds & Notes
Alabama	0	2,623	0	2,623
Alaska	0	910	0	910
Arizona	0	10,027	0	10,027
California	0	21,150	400	21,550
Colorado	0	11,795	0	11,795
Connecticut	0	1,096	0	1,096
Florida	0	13,611	0	13,611
Georgia	0	4,827	0	4,827
Idaho	0	1,200	0	1,200
Illinois	0	13,013	0	13,013
Indiana	0	11,807	0	11,807
Iowa	0	3,783	0	3,783
Kansas	0	1,855	0	1,855
Kentucky	0	518	0	518
Louisiana	0	4,157	0	4,157
Maryland	0	758	0	758
Massachusetts	0	3,094	0	3,094
Michigan	0	7,533	0	7,533
Minnesota	0	3,248	0	3,248
Mississippi	0	1,869	0	1,869
Missouri	0	3,334	0	3,334
Montana	0	539	0	539
New Hampshire	0	3,019	0	3,019
New Jersey	0	6,679	0	6,679

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
New Mexico	$0	$969	$0	$969
New York	0	8,850	0	8,850
North Carolina	0	3,621	0	3,621
Ohio	0	9,013	0	9,013
Oregon	0	209	0	209
Pennsylvania	0	10,624	0	10,624
Rhode Island	0	5,505	0	5,505
South Carolina	0	2,873	0	2,873
Tennessee	0	4,647	0	4,647
Texas	0	33,276	0	33,276
Utah	0	5,580	0	5,580
Virginia	0	2,302	0	2,302
Washington	0	1,867	0	1,867
West Virginia	0	1,783	0	1,783
Wisconsin	0	3,201	0	3,201
Mortgage-Backed Securities	0	455	0	455
Short-Term Instruments
Repurchase Agreements	0	15,861	0	15,861
U.S. Treasury Bills	0	7,585	0	7,585
	$0	$251,111	$400	$251,511

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,082)	(420)	(1,502)
Interest Rate Contracts	0	(3,048)	0	(3,048)
	$0	$(4,130)	$(420)	$(4,550)

Totals	$0	$246,981	$(20)	$246,961

See Accompanying Notes	Semiannual Report	September 30, 2011	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Municipal Bonds & Notes
California	$0	$400	$0	$0	$0	$0	$0	$0	$400	$0

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$(384)	$0	$0	$0	$0	$(36)	$0	$0	$(420)	$(36)

Totals	$(384)	$400	$0	$0	$0	$(36)	$0	$0	$(20)	$(36)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$56	$56
Unrealized appreciation on OTC swap agreements	0	1,502	0	0	2,971	4,473

	$0	$1,502	$0	$0	$3,027	$4,529

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$281	$0	$0	$(3,838)	$(3,557)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(563)	$0	$0	$(2,660)	$(3,223)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps appreciation/depreciation of $(77) as reported in the Notes to Schedule of Investments.

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(2,289)	$2,171	$(118)
DUB	(194)	0	(194)
GST	(1,022)	960	(62)
JPM	(1,026)	1,120	94
MYC	(468)	1,790	1,322

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	51

Schedule of Investments PIMCO Municipal Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.3%

BANKING & FINANCE 0.3%
American International Group, Inc.
8.250% due 08/15/2018	$900	$1,001

Total Corporate Bonds & Notes (Cost $637)		1,001

MUNICIPAL BONDS & NOTES 94.7%

ALABAMA 1.7%
Alabama State 21st Century Authority Revenue Bonds, Series 2001
5.750% due 12/01/2018	2,295	2,323
Jefferson County, Alabama Limited Obligation Revenue Bonds, Series 2004
5.250% due 01/01/2019	3,300	3,180
Jefferson County, Alabama Limited Obligation Revenue Notes, Series 2004
5.250% due 01/01/2013	600	603

		6,106

ALASKA 0.2%
Alaska State Housing Finance Corp. Revenue Bonds, (NPFGC Insured), Series 2002
5.250% due 06/01/2032	540	543

ARIZONA 0.6%
Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	2,000	2,037

CALIFORNIA 16.1%
California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2003
5.200% due 11/15/2022	2,565	2,587
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2020	4,000	4,757
California State Educational Facilities Authority Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 12/01/2035	5,000	5,109
California State General Obligation Notes, Series 2010
5.000% due 11/01/2020	1,000	1,145
California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	6,835	7,305
California State Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,071
California State M-S-R Energy Authority Revenue Notes, Series 2009
6.500% due 11/01/2039	1,000	1,101
7.000% due 11/01/2034	1,000	1,163
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.100% due 11/01/2026	3,300	3,300
California State Port of Oakland Revenue Notes, Series 2011
5.000% due 05/01/2029	2,250	2,211
5.125% due 05/01/2030	1,500	1,478
5.125% due 05/01/2031	1,500	1,465
California State San Ramon Valley Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 07/01/2018	2,385	1,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Capistrano, California Unified School District Special Tax Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 09/01/2017	$500	$531
Culver, California Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2023	630	624
Garden Grove, California Public Financing Authority Revenue Notes, Series 2010
4.000% due 12/15/2015	35	39
Imperial, California Irrigation District Revenue Notes, Series 2011
5.000% due 11/01/2036	7,000	7,332
Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2015	2,890	2,668
0.000% due 08/01/2016	1,400	1,240
Mount San Antonio, California Community College District General Obligation Notes, Series 2010
0.000% due 05/01/2015	1,000	918
Poway, California Unified School District Special Tax Bonds, Series 2005
4.700% due 09/01/2016	940	971
4.800% due 09/01/2017	875	897
Poway, California Unified School District Special Tax Notes, Series 2005
4.600% due 09/01/2015	420	434
San Francisco, California City & County Airports Commission Revenue Notes, Series 2011
5.000% due 05/01/2022	950	1,082
Southern California State Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	4,000	4,104
University of California Revenue Bonds, (AGM Insured), Series 2005
5.000% due 05/15/2016	1,500	1,610

		57,026

COLORADO 3.6%
Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	1,375	1,476
Colorado State Health Facilities Authority Revenue Bonds, Series 2006
5.250% due 06/01/2036	1,000	954
Colorado State Housing & Finance Authority Revenue Bonds, (FHA/VA Insured), Series 2000
5.700% due 10/01/2022	15	15
Colorado State Housing & Finance Authority Revenue Bonds, Series 2000
6.700% due 10/01/2016	5	5
6.750% due 04/01/2015	20	20
Colorado State Public Authority for Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	9,930	10,385

		12,855

CONNECTICUT 4.8%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2011
5.000% due 07/01/2041	15,000	15,079
Connecticut State Health & Educational Facility Authority Revenue Notes, Series 2011
5.000% due 07/01/2031	2,000	2,053

		17,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISTRICT OF COLUMBIA 0.1%
District of Columbia Revenue Notes, Series 2009
5.000% due 04/01/2019	$400	$459

FLORIDA 6.5%
Cape Coral, Florida Water and Sewer Revenue Notes, (AGM Insured), Series 2011
5.000% due 10/01/2041	5,000	5,126
Florida State Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	6,700	7,862
Florida State JEA Water & Sewer System Revenue Bonds, (NPFGC Insured), Series 2006
2.612% due 10/01/2020	1,000	915
Florida State JEA Water & Sewer System Revenue Notes, Series 2010
5.000% due 10/01/2017	50	59
Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	3,000	3,023
Miami-Dade County, Florida Revenue Bonds, Series 2009
5.500% due 10/01/2036	1,000	1,045
Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	780
Orange County, Florida Health Facilities Authority Revenue Bonds, (NPFGC Insured), Series 1996
6.250% due 10/01/2011	290	290
Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
4.233% due 10/01/2021	3,500	3,240
Tampa, Florida Guaranteed Entitlement Revenue Bonds, (AMBAC Insured), Series 2001
6.000% due 10/01/2018	670	702

		23,042

GEORGIA 0.4%
Columbus, Georgia Medical Center Hospital Authority Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	695	759
Georgia State Municipal Electric Authority Revenue Bonds, (NPFGC/IBC Insured), Series 1997
6.500% due 01/01/2012	40	41
Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	560	613

		1,413

ILLINOIS 10.5%
Chicago, Illinois Airport Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 01/01/2023	5,000	5,317
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2020	1,000	686
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2016	700	603
Chicago, Illinois Board of Education General Obligation Bonds, Series 2010
5.000% due 12/01/2020	500	554

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chicago, Illinois Wastewater Revenue Bonds, (NPFGC Insured), Series 1998
0.000% due 01/01/2021	$2,000	$1,338
Cook County, Illinois East Maine School District No. 63 General Obligation Notes, Series 2010
2.250% due 12/01/2013	110	112
Cook County, Illinois Northfield Township High School District No. 225 General Obligation Bonds, Series 2002
0.000% due 12/01/2012	135	132
0.000% due 12/01/2014	255	235
0.000% due 12/01/2015	1,885	1,683
Cook County, Illinois Northfield Township High School District No. 225 General Obligation Notes, Series 2002
0.000% due 12/01/2011	125	125
Cook County, Illinois Ridgeland School District No. 122 General Obligation Bonds, (NPFGC/FGIC Insured), Series 2000
0.000% due 12/01/2016	2,570	2,143
Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	150	177
Illinois State Finance Authority Revenue Bonds, (AMBAC Insured), Series 2004
5.000% due 11/15/2023	3,935	3,955
Illinois State Finance Authority Revenue Bonds, Series 2009
5.750% due 07/01/2033	1,800	2,011
Illinois State Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	468
Illinois State Revenue Bonds, Series 2009
5.250% due 06/15/2034	2,000	2,102
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,147
5.000% due 06/15/2017	1,000	1,162
Illinois State Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	4,900	5,137
Kane, McHenry, Cook & De Kalb Counties, Illinois Unit School District No. 300 General Obligation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2020	1,290	860
Lake County, Illinois Grayslake Community High School District No. 127 General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 02/01/2017	5,420	4,652
Will County, Illinois Crete-Monee Community Unit School District No 365 Valley View General Obligation Notes, (AGM Insured), Series 2002
0.000% due 11/01/2019	3,400	2,472

		37,071

INDIANA 1.6%
Indiana State Development Finance Authority Revenue Bonds, Series 2005
5.000% due 06/01/2022	1,590	1,712
Indiana State Finance Authority Revenue Bonds, Series 2009
5.000% due 02/01/2023	250	290
Indiana State Tri-Creek School Building Corp. Revenue Bonds, (AGM Insured), Series 2007
4.250% due 07/15/2020	1,000	1,044
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 1992
6.750% due 02/01/2014	670	717

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	$500	$569
Mishawaka, Indiana School Building Corp. Revenue Bonds, (AGM Insured), Series 2006
4.250% due 01/15/2026	1,325	1,360

		5,692

KANSAS 0.5%
Kansas State Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	543
Lenexa, Kansas Revenue Notes, Series 2007
5.125% due 05/15/2015	575	564
Wyandotte County-Kansas City, Kansas Unified Government Revenue Notes, Series 2010
5.000% due 09/01/2015	380	433

		1,540

KENTUCKY 0.1%
Kentucky State Development Finance Authority Hospital Revenue Bonds, Series 1989
6.000% due 10/01/2019	520	522

LOUISIANA 0.6%
Louisiana State St. Tammany Parish Revenue Notes, Series 2010
5.000% due 08/01/2016	615	702
5.000% due 08/01/2018	505	579
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	930	930

		2,211

MARYLAND 0.3%
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2027	1,250	1,118

MASSACHUSETTS 1.1%
Dedham-Westwood, Massachusetts General Obligation Notes, Series 2010
2.000% due 09/01/2017	20	21
Massachusetts State Department of Transportation Revenue Notes, Series 2010
4.000% due 01/01/2017	65	71
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001
6.000% due 07/01/2014	20	20
Massachusetts State Health & Educational Facilities Authority Revenue Notes, Series 2005
0.140% due 07/01/2040	3,000	3,000
Massachusetts State Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
2.606% due 01/01/2017	475	487
2.646% due 01/01/2016	250	258

		3,857

MICHIGAN 0.6%
Michigan State Public Power Agency Revenue Bonds, (AMBAC Insured), Series 2001
5.250% due 01/01/2015	1,000	1,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	$1,335	$1,119

		2,131

MINNESOTA 0.1%
Minnesota State Higher Education Facilities Authority Revenue Notes, Series 2010
3.000% due 10/01/2014	500	507

MISSOURI 1.3%
Lee's Summit, Missouri Strother Interchange Transportation Development District Revenue Bonds, Series 2006
5.000% due 05/01/2024	500	432
Missouri State Development Finance Board Revenue Bonds, Series 2007
5.000% due 11/01/2022	2,000	2,057
Missouri State Development Finance Board Revenue Notes, Series 2007
5.000% due 11/01/2014	1,035	1,100
5.000% due 11/01/2015	540	580
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 05/15/2017	100	108
Missouri State Housing Development Commission Revenue Bonds, (FHA Insured), Series 2001
5.250% due 12/01/2016	165	165

		4,442

NEW HAMPSHIRE 0.6%
New Hampshire State Health & Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2015	1,000	1,088
5.000% due 07/01/2017	1,075	1,161

		2,249

NEW JERSEY 4.0%
New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.600% due 01/01/2012	225	225
6.000% due 11/01/2028	2,500	2,255
6.500% due 04/01/2018	590	616
6.500% due 04/01/2031	500	500
New Jersey State Economic Development Authority Revenue Bonds, Series 1999
6.625% due 09/15/2012	3,500	3,562
New Jersey State Health Care Facilities Financing Authority Revenue Notes, Series 2011
6.250% due 07/01/2035	3,500	3,507
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
4.750% due 06/01/2034	1,000	653
5.000% due 06/01/2041	4,350	2,812

		14,130

NEW MEXICO 1.3%
New Mexico State Mortgage Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2008
5.000% due 07/01/2025	4,525	4,706

See Accompanying Notes	Semiannual Report	September 30, 2011	53

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 13.4%
Monroe County, New York Industrial Development Corp. Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2017	$215	$244
5.000% due 08/15/2017	800	914
New York City, New York General Obligation Bonds, (AMBAC Insured), Series 1994
0.190% due 08/15/2018	900	900
New York City, New York General Obligation Bonds, Series 1993
0.100% due 08/01/2017	2,900	2,900
0.100% due 08/01/2020	2,000	2,000
New York City, New York General Obligation Bonds, Series 2007
5.000% due 10/01/2019	4,300	4,964
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,000	2,274
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
4.419% due 03/01/2020	3,900	3,214
4.469% due 03/01/2022	4,000	3,196
5.000% due 03/01/2031	4,145	4,175
New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
4.479% due 03/01/2023	4,000	3,137
New York City, New York Local Government Assistance Corp. Revenue Notes, Series 2003
0.120% due 04/01/2019	3,000	3,000
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,796
New York State Brooklyn Arena Local Development Corp. Revenue Notes, Series 2009
6.250% due 07/15/2040	5,000	5,233
New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	1,045	1,087
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2041 (a)	3,250	3,287

		47,321

NORTH CAROLINA 2.1%
New Hanover County, North Carolina Revenue Bonds, Series 2011
5.000% due 10/01/2028	5,000	5,171
North Carolina State Municipal Power Agency No. 1 Revenue Bonds, Series 2008
5.250% due 01/01/2020	1,800	2,074
North Carolina State Municipal Power Agency No. 1 Revenue Notes, Series 2008
5.250% due 01/01/2017	30	35

		7,280

OHIO 4.0%
Hamilton County, Ohio Revenue Bonds, Series 2011
5.000% due 12/01/2029 (a)	6,245	6,575
Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	2,500	2,604
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	450	323
5.875% due 06/01/2047	5,600	3,936

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/01/2047	$600	$460
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	140	160
Ohio State Higher Educational Facility Commission Revenue Notes, Series 2010
4.000% due 01/15/2013	150	155

		14,213

OREGON 0.9%
Portland, Oregon Tax Allocation Notes, Series 2011
4.750% due 06/15/2028	650	652
5.000% due 06/15/2029	1,000	1,022
5.000% due 06/15/2030	1,000	1,015
5.000% due 06/15/2031	500	505

		3,194

PENNSYLVANIA 1.3%
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2005
4.500% due 04/01/2015	790	786
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2018	500	577
Pennsylvania State Economic Development Financing Authority Revenue Bonds, Series 2008
4.000% due 10/01/2023	1,000	980
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2015	765	762
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2007
5.000% due 07/01/2022	1,000	982
Wilkes-Barre, Pennsylvania Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2015	560	605

		4,692

RHODE ISLAND 0.6%
Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	2,175	1,970

SOUTH CAROLINA 0.8%
Greenville County, South Carolina School District Revenue Bonds, (AGM Insured), Series 2006
5.000% due 12/01/2020	2,395	2,677
Piedmont, South Carolina Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2015	250	277

		2,954

TENNESSEE 2.9%
Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	3,959
5.000% due 02/01/2024	1,400	1,380
5.000% due 02/01/2027	5,000	4,884

		10,223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 7.7%
Bastrop, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2002
5.650% due 02/15/2035	$90	$93
Godley, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2008
5.250% due 02/15/2028	3,000	3,292
Houston, Texas Airport Systems Revenue Bonds, (NPFGC/FGIC Insured), Series 1998
5.000% due 07/01/2025	1,335	1,335
Houston, Texas Airport Systems Revenue Bonds, Series 2001
6.750% due 07/01/2029	1,000	1,000
Houston, Texas Higher Education Finance, Corp. Revenue Bonds, Series 2011
5.875% due 05/15/2021	250	262
Houston, Texas Utility System Revenue Notes, Series 2010
5.000% due 11/15/2018	25	30
Houston, Texas Water & Sewer System Revenue Bonds, (AGM Insured), Series 2001
5.500% due 12/01/2017	1,000	1,008
North Central Texas State Health Facility Development Corp. Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 08/15/2017	1,000	1,038
North Texas State Health Facilities Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 09/01/2020	895	961
San Antonio, Texas General Obligation Notes, Series 2010
5.000% due 08/01/2019	10	12
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	3,275	3,452
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	1,500	1,689
Texas State Alliance Airport Authority Revenue Bonds, Series 2006
4.850% due 04/01/2021	1,000	1,044
Texas State Lower Colorado River Authority Revenue Bonds, (NPFGC Insured), Series 2006
4.750% due 05/15/2029	4,150	4,255
Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	893
Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,119
Texas State Private Activity Bond Surface Transportation Corp. Revenue Notes, Series 2010
7.000% due 06/30/2040	3,000	3,246
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	1,400	1,643
University of North Texas Revenue Notes, Series 2010
4.000% due 04/15/2020	50	56

		27,428

VIRGIN ISLANDS 0.4%
Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	1,500	1,422

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 1.0%
Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	$2,905	$3,006
Virginia State Housing Development Authority Revenue Bonds, (NPFGC Insured), Series 2001
5.350% due 07/01/2031	660	660

		3,666

WASHINGTON 1.8%
Washington State General Obligation Notes, Series 2009
5.000% due 08/01/2017	15	18
Washington State General Obligation Notes, Series 2010
5.000% due 07/01/2019	15	18
Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	830	862
Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	4,220	4,263
Yakima County, Washington School District No. 208 General Obligation Bonds, (AGM Insured), Series 2007
5.000% due 12/01/2023	1,220	1,339

		6,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.2%
Wisconsin State General Obligation Notes, Series 2008
4.750% due 05/01/2018	$1,680	$1,805
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2009
6.625% due 02/15/2032	580	603
Wisconsin State Housing & Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2002
4.700% due 11/01/2012	190	191
5.350% due 11/01/2022	725	730
Wisconsin State Housing & Economic Development Authority Revenue Notes, (NPFGC Insured), Series 2002
4.700% due 05/01/2012	1,055	1,061

		4,390

Total Municipal Bonds & Notes (Cost $330,423)		336,042

MORTGAGE-BACKED SECURITIES 1.1%
Countrywide Alternative Loan Trust
1.742% due 11/25/2035	2,041	1,107
2.282% due 11/25/2035	2,212	1,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc.
0.385% due 02/25/2047	$3,584	$1,557

Total Mortgage-Backed Securities (Cost $5,085)		3,867

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS 3.5%
State Street Bank and Trust Co.
0.010% due 10/03/2011	12,270	12,270

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.875% due 04/30/2014 valued at $12,517. Repurchase proceeds are $12,270.)

U.S. TREASURY BILLS 2.3%
0.018% due 11/03/2011 - 03/22/2012 (b)(c)	8,160	8,159

Total Short-Term Instruments (Cost $20,430)		20,429

Total Investments 101.9% (Cost $356,575)		$361,339

Other Assets and Liabilities (Net) (1.9%)		(6,890)

Net Assets 100.0%		$354,449

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Securities with an aggregate market value of $6,596 have been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Centrally cleared swap agreements outstanding on September 30, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	$2,700	$(1,139)	$(25)

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	5,000	$(150)	$(100)	$(50)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		3,900	(117)	(112)	(5)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		2,400	(72)	(54)	(18)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		3,300	(100)	(82)	(18)
MCDX-16 5-Year Index	CBK	1.000%	06/20/2016		3,800	(141)	(42)	(99)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		7,700	(286)	(110)	(176)
MCDX-16 5-Year Index	MYC	1.000%	06/20/2016		6,250	(231)	(56)	(175)

						$(1,097)	$(556)	$(541)

See Accompanying Notes	Semiannual Report	September 30, 2011	55

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Arizona State Salt River Project Agricultural Improvement and Power District Revenue Bonds, Series 2008	GST	0.530%	06/20/2018	1.200%	$	5,000	$(197)	$0	$(197)
Bay Area, California Toll Authority Revenue Bonds, Series 2006	GST	0.700%	06/20/2018	2.100%		5,000	(378)	0	(378)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001	GST	0.640%	06/20/2018	1.770%		5,000	(314)	0	(314)
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2005	GST	0.650%	06/20/2018	1.957%		5,000	(335)	0	(335)
San Antonio, Texas Revenue Bonds, Series 2005	GST	0.700%	06/20/2018	1.410%		5,000	(203)	0	(203)
Utah State Intermountain Power Agency Revenue Bonds, Series 2008	GST	0.880%	06/20/2018	1.900%		5,000	(280)	0	(280)
Washington State Energy Northwest Revenue Notes, Series 2008	GST	0.700%	06/20/2018	1.780%		5,000	(301)	0	(301)

							$(2,008)	$0	$(2,008)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. (4) The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	CBK	$	7,000	$(1,892)	$(320)	$(1,572)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	CBK		2,700	(1,108)	(46)	(1,062)

							$(3,000)	$(366)	$(2,634)

(f)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$1,481	$1,643	0.46%

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,001	$0	$1,001
Municipal Bonds & Notes
Alabama	0	6,106	0	6,106
Alaska	0	543	0	543
Arizona	0	2,037	0	2,037
California	0	57,026	0	57,026
Colorado	0	12,855	0	12,855
Connecticut	0	17,132	0	17,132
District of Columbia	0	459	0	459
Florida	0	23,042	0	23,042
Georgia	0	1,413	0	1,413
Illinois	0	37,071	0	37,071
Indiana	0	5,692	0	5,692

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Kansas	$0	$1,540	$0	$1,540
Kentucky	0	522	0	522
Louisiana	0	2,211	0	2,211
Maryland	0	1,118	0	1,118
Massachusetts	0	3,857	0	3,857
Michigan	0	2,131	0	2,131
Minnesota	0	507	0	507
Missouri	0	4,442	0	4,442
New Hampshire	0	2,249	0	2,249
New Jersey	0	14,130	0	14,130
New Mexico	0	4,706	0	4,706
New York	0	47,321	0	47,321
North Carolina	0	7,280	0	7,280
Ohio	0	14,213	0	14,213
Oregon	0	3,194	0	3,194

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Pennsylvania	$0	$4,692	$0	$4,692
Rhode Island	0	1,970	0	1,970
South Carolina	0	2,954	0	2,954
Tennessee	0	10,223	0	10,223
Texas	0	27,428	0	27,428
Virgin Islands	0	1,422	0	1,422
Virginia	0	3,666	0	3,666
Washington	0	6,500	0	6,500
Wisconsin	0	4,390	0	4,390
Mortgage-Backed Securities	0	3,867	0	3,867

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$12,270	$0	$12,270
U.S. Treasury Bills	0	8,159	0	8,159
	$0	$361,339	$0	$361,339

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(875)	(1,674)	(2,549)
Interest Rate Contracts	0	(2,659)	0	(2,659)
	$0	$(3,534)	$(1,674)	$(5,208)

Totals	$0	$357,805	$(1,674)	$356,131

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$(1,783)	$0	$0	$0	$0	$109	$0	$0	$(1,674)	$109

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$25	$25
Unrealized appreciation on OTC swap agreements	0	2,549	0	0	2,634	5,183

	$0	$2,549	$0	$0	$2,659	$5,208

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$359	$0	$0	$(2,828)	$(2,469)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(545)	$0	$0	$(2,364)	$(2,909)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/depreciation of $(25) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	September 30, 2011	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

September 30, 2011 (Unaudited)

(i)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
CBK	$(3,291)	$3,097	$(194)
DUB	(403)	350	(53)
GST	(2,080)	2,060	(20)
MYC	(331)	770	439

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO New York Municipal Bond Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%
SLM Corp.
0.483% due 10/25/2011	$50	$50

Total Corporate Bonds & Notes (Cost $50)		50

MUNICIPAL BONDS & NOTES 97.9%

CALIFORNIA 0.2%
California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.750% due 11/01/2017	235	235
9.000% due 11/01/2017	10	9

		244

ILLINOIS 0.4%
Will County, Illinois Crete-Monee Community Unit School District No 365 Valley View General Obligation Notes, (AGM Insured), Series 2002
0.000% due 11/01/2019	900	654

NEW YORK 95.0%
Amherst, New York Development Corp. Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2016	1,135	1,229
Babylon, New York Industrial Development Agency Revenue Notes, Series 2009
5.000% due 01/01/2018	1,000	1,104
Buffalo, New York Fiscal Stability Authority Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 09/01/2014	1,040	1,149
East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	100	85
Erie County, New York General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
5.250% due 03/15/2017	1,000	1,053
Erie County, New York Industrial Development Agency Revenue Bonds, (AGM Insured), Series 2004
5.750% due 05/01/2025	1,000	1,068
Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	1,920	1,957
Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,495	1,552
Liberty, New York Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,025
Long Island, New York Power Authority Revenue Bonds, (AGM Insured), Series 2000
0.000% due 06/01/2013	430	424
Long Island, New York Power Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 09/01/2023	1,000	1,090
Long Island, New York Power Authority Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,260
Long Island, New York Power Authority Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,659
Monroe County, New York Industrial Development Corp. Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	1,335	1,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nassau County, New York Interim Finance Authority Revenue Bonds, Series 2009
5.000% due 11/15/2020	$2,000	$2,329
New Rochelle, New York City School District General Obligation Notes, (AGC Insured), Series 2010
5.000% due 12/01/2017	1,000	1,187
New York City, New York General Obligation Bonds, (AGM Insured), Series 2005
1.513% due 08/01/2016	2,500	2,547
New York City, New York General Obligation Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2018	500	569
New York City, New York General Obligation Bonds, Series 2005
5.000% due 08/01/2022	1,770	1,964
New York City, New York General Obligation Bonds, Series 2006
5.000% due 08/01/2022	1,000	1,120
New York City, New York General Obligation Bonds, Series 2007
5.000% due 08/01/2019	1,000	1,150
5.000% due 10/01/2019	2,300	2,655
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2021	500	580
5.000% due 08/01/2023	2,200	2,501
5.375% due 04/01/2036	2,660	2,891
New York City, New York Health & Hospital Corp. Revenue Notes, Series 2010
5.000% due 02/15/2019	1,000	1,148
New York City, New York Industrial Development Agency Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	576
New York City, New York Industrial Development Agency Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 02/01/2036	500	432
5.000% due 01/01/2046	500	414
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
4.469% due 03/01/2022	1,400	1,118
5.000% due 03/01/2031	750	755
New York City, New York Industrial Development Agency Revenue Bonds, (NPFGC Insured), Series 2006
4.479% due 03/01/2023	2,350	1,843
New York City, New York Industrial Development Agency Revenue Bonds, Series 2002
6.450% due 07/01/2032	225	228
New York City, New York Industrial Development Agency Revenue Bonds, Series 2005
5.000% due 09/01/2035	835	740
5.500% due 01/01/2016	1,000	1,100
New York City, New York Industrial Development Agency Revenue Notes, (FGIC Insured), Series 2006
4.299% due 03/01/2016	2,425	2,197
New York City, New York Local Government Assistance Corp. Revenue Bonds, Series 2008
5.000% due 04/01/2019	2,500	2,966
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2008
5.875% due 06/15/2035	1,000	1,155

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2011
5.000% due 02/01/2027	$3,500	$3,971
New York City, New York Transitional Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2013	200	219
New York City, New York Transitional Finance Authority Revenue Notes, Series 2011
3.000% due 11/01/2014	20	21
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
5.000% due 04/01/2028	2,540	2,781
New York City, New York Trust for Cultural Resources Revenue Notes, Series 2010
5.000% due 10/01/2017	1,000	1,193
New York State Brooklyn Arena Local Development Corp. Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	788
New York State Dormitory Authority Revenue Bonds, (BHAC/CR Insured), Series 2001
5.000% due 01/15/2026	1,000	1,073
New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,147
New York State Dormitory Authority Revenue Bonds, (FHA Insured), Series 2004
6.250% due 08/15/2015	105	109
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 1999
4.750% due 08/15/2022	25	25
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 10/01/2030	750	763
New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,172
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	400	413
New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2035	750	780
New York State Dormitory Authority Revenue Bonds, Series 2006
5.000% due 12/15/2017	1,000	1,172
5.000% due 07/01/2026	500	512
New York State Dormitory Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021	1,000	1,098
5.000% due 02/15/2037	2,000	2,102
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 07/01/2029	2,500	2,691
5.000% due 07/01/2038	1,000	1,068
6.125% due 12/01/2029	500	504
6.250% due 12/01/2037	350	348
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 03/15/2038	1,000	1,075
5.500% due 05/01/2037	400	419
New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2035	500	532
5.000% due 10/01/2040	250	257
5.500% due 07/01/2040	1,000	1,072

See Accompanying Notes	Semiannual Report	September 30, 2011	59

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2041 (a)	$2,000	$2,023
6.000% due 07/01/2040	500	531
New York State Dormitory Authority Revenue Notes, (NPFGC Insured), Series 2002
5.000% due 10/01/2012	500	521
New York State Dormitory Authority Revenue Notes, (NPFGC/FGIC/FHA Insured), Series 2005
5.000% due 02/01/2013	965	1,012
New York State Dormitory Authority Revenue Notes, Series 2007
4.000% due 08/15/2014	1,765	1,885
New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2015	1,000	1,131
New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,161
New York State Dormitory Authority Revenue Notes, Series 2010
4.000% due 05/15/2016	350	382
4.000% due 07/01/2016	845	913
4.000% due 10/01/2016	320	341
5.000% due 07/01/2015	1,000	1,131
5.000% due 07/01/2016	1,000	1,128
5.000% due 07/01/2019	1,250	1,403
New York State Environmental Facilities Corp. Revenue Bonds, Series 2002
4.550% due 05/01/2012	1,000	1,019
5.000% due 06/15/2014	400	413
New York State Environmental Facilities Corp. Revenue Bonds, Series 2004
5.000% due 06/15/2023	2,000	2,164
New York State Environmental Facilities Corp. Revenue Bonds, Series 2006
5.000% due 06/15/2024	3,200	3,533
New York State Environmental Facilities Corp. Revenue Bonds, Series 2007
4.750% due 06/15/2032	250	262
New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,463
New York State Housing Finance Agency Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.000% due 09/15/2030	1,000	1,046
New York State Local Government Assistance Corp. Revenue Bonds, Series 1993
6.000% due 04/01/2014	310	334
New York State Metropolitan Transportation Authority Revenue Bonds, (NPFGC/FGIC Insured), Series 2003
5.000% due 11/15/2032	200	203
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2002
5.750% due 07/01/2018	1,000	1,225
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2006
5.000% due 11/15/2035	1,000	1,031
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,659
New York State Metropolitan Transportation Authority Revenue Notes, Series 2005
5.000% due 11/15/2019	1,000	1,160
New York State Port Authority of New York & New Jersey Revenue Bonds, (AGM Insured), Series 2006
4.750% due 12/01/2026	3,000	3,124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	$1,000	$1,033
New York State Power Authority Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 11/15/2020	500	553
New York State Sales Tax Asset Receivables Corp. Revenue Bonds, (NPFGC Insured), Series 2004
5.250% due 10/15/2018	1,000	1,135
New York State Thruway Authority Revenue Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2029	2,000	2,051
4.750% due 01/01/2030	1,000	1,024
New York State Thruway Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 04/01/2014	500	554
New York State Tobacco Settlement Financing Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 06/01/2022	1,000	1,060
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,860	2,132
New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	2,000	1,512
New York State Urban Development Corp. Revenue Bonds, (AGM Insured), Series 2007
5.000% due 01/01/2019	2,000	2,315
New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2015	1,000	1,169
New York State Urban Development Corp. Revenue Notes, Series 2010
4.000% due 01/01/2016	2,000	2,202
Niagara County, New York Industrial Development Agency Revenue Bonds, (GNMA/FHA Insured), Series 2006
5.000% due 07/20/2038	490	486
Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2008
5.000% due 09/15/2028	2,640	2,887
Onondaga, New York Revenue Notes, Series 2010
5.000% due 12/01/2019	250	294
Rensselaer, New York Municipal Leasing Corp. Revenue Notes, Series 2009
5.000% due 06/01/2019	1,000	1,036
Rockland County, New York Solid Waste Management Authority Revenue Notes, Series 2010
3.250% due 12/15/2016	145	152
4.000% due 12/15/2018	265	284
Saratoga County, New York Industrial Development Agency Revenue Notes, Series 2007
5.000% due 12/01/2017	400	445
St. Lawrence County, New York Industrial Development Agency Revenue Notes, Series 2009
4.000% due 10/01/2014	1,500	1,602
Suffolk County, New York Industrial Development Agency Revenue Bonds, Series 2000
5.000% due 03/01/2026	1,075	1,093
Tompkins County, New York Industrial Development Agency Revenue Notes, Series 2008
5.000% due 07/01/2017	500	593

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Troy, New York Industrial Development Agency Revenue Bonds, Series 2002
5.500% due 09/01/2015	$500	$516
Troy, New York Industrial Development Authority Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,808
Yonkers, New York Industrial Development Agency Revenue Bonds, Series 2001
5.000% due 06/01/2015	575	629

		143,389

PUERTO RICO 1.8%
Commonwealth of Puerto Rico General Obligation Bonds, (AGC Insured), Series 2006
4.184% due 07/01/2020	750	693
Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.000% due 07/01/2035	95	92
Puerto Rico Electric Power Authority Revenue Bonds, (SGI Insured), Series 2002
5.375% due 07/01/2016	305	341
Puerto Rico Government Development Bank Revenue Notes, Series 2006
5.000% due 12/01/2014	1,250	1,333
Puerto Rico Highway & Transportation Authority Revenue Bonds, (FGIC Insured), Series 2003
5.500% due 07/01/2013	200	210

		2,669

VIRGIN ISLANDS 0.5%
Virgin Islands Public Finance Authority Revenue Bonds, Series 2003
6.125% due 07/01/2022	250	237
Virgin Islands Public Finance Authority Revenue Notes, Series 2010
5.000% due 10/01/2016	500	552

		789

Total Municipal Bonds & Notes (Cost $138,571)		147,745

SHORT-TERM INSTRUMENTS 4.1%

REPURCHASE AGREEMENTS 1.5%
State Street Bank and Trust Co.
0.010% due 10/03/2011	2,201	2,201

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 4.250% due 08/15/2015 valued at $2,246. Repurchase proceeds are $2,201.)

U.S. TREASURY BILLS 2.6%
0.019% due 10/13/2011 - 03/22/2012 (b)(c)(d)	3,930	3,930

Total Short-Term Instruments (Cost $6,131)		6,131

Total Investments 102.0% (Cost $144,752)		$153,926

Other Assets and Liabilities (Net) (2.0%)		(3,005)

Net Assets 100.0%		$150,921

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Securities with an aggregate market value of $2,850 have been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $284 and cash of $280 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	$3,300	$(1,392)	$(30)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	1,700	(717)	(68)

					$(2,109)	$(98)

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	2,800	$(84)	$(56)	$(28)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		2,100	(63)	(60)	(3)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		200	(6)	(5)	(1)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		700	(21)	(16)	(5)
MCDX-16 5-Year Index	CBK	1.000%	06/20/2016		2,100	(78)	(23)	(55)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		1,600	(59)	(23)	(36)
MCDX-16 5-Year Index	MYC	1.000%	06/20/2016		8,500	(315)	(76)	(239)

						$(626)	$(259)	$(367)

Credit Default Swaps on U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
New York State General Obligation Bonds, Series 2005	CBK	1.300%	03/20/2016	1.074%	$	12,000	$117	$0	$117

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	CBK	$	1,700	$(698)	$(29)	$(669)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	JPM		1,000	(411)	(9)	(402)

							$(1,109)	$(38)	$(1,071)

See Accompanying Notes	Semiannual Report	September 30, 2011	61

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

(f)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$50	$0	$50
Municipal Bonds & Notes
California	0	9	235	244
Illinois	0	654	0	654
New York	0	143,389	0	143,389
Puerto Rico	0	2,669	0	2,669
Virgin Islands	0	789	0	789
Short-Term Instruments
Repurchase Agreements	0	2,201	0	2,201
U.S. Treasury Bills	0	3,930	0	3,930
	$0	$153,691	$235	$153,926

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$117	$0	$117

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(367)	0	(367)
Interest Rate Contracts	0	(1,169)	0	(1,169)
	$0	$(1,536)	$0	$(1,536)

Totals	$0	$152,272	$235	$152,507

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
Municipal Bonds & Notes
California	$0	$235	$0	$0	$0	$0	$0	$0	$235	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$117	$0	$0	$0	$117

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$63	$63
Unrealized appreciation on OTC swap agreements	0	367	0	0	1,071	1,438

	$0	$367	$0	$0	$1,134	$1,501

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$266	$0	$0	$(3,171)	$(2,905)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(421)	$0	$0	$(885)	$(1,306)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/depreciation of $(98) as reported in the Notes to Schedule of Investments.

(h)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
CBK	$(743)	$800	$57
DUB	(122)	0	(122)
GST	(6)	0	(6)
JPM	(411)	270	(141)
MYC	(336)	1,630	1,294

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	63

Schedule of Investments PIMCO Short Duration Municipal Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%
General Electric Capital Corp.
0.422% due 07/27/2012	$450	$450
SLM Corp.
0.483% due 10/25/2011	125	124

Total Corporate Bonds & Notes (Cost $556)		574

MUNICIPAL BONDS & NOTES 100.6%

ALABAMA 0.6%
Cullman County, Alabama Health Care Authority Revenue Notes, Series 2009
5.000% due 02/01/2012	1,245	1,251
Jefferson County, Alabama Limited Obligation Revenue Notes, Series 2004
5.250% due 01/01/2013	700	703

		1,954

ALASKA 0.3%
Alaska State Industrial Development & Export Authority Revenue Notes, Series 2010
5.000% due 04/01/2012	250	255
North Slope, Alaska General Obligation Notes, Series 2009
5.000% due 06/30/2012	750	776

		1,031

ARIZONA 4.6%
Arizona State Development Authority Infrastructure Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 08/01/2012	2,305	2,382
Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2012	225	228
Arizona State Salt River Project Agricultural Improvement & Power District Revenue Notes, Series 2011
4.000% due 12/01/2014 (a)	12,400	13,691

		16,301

ARKANSAS 0.5%
University of Arkansas Revenue Notes, Series 2009
3.000% due 11/01/2012	200	206
University of Arkansas Revenue Notes, Series 2010
3.000% due 12/01/2012	1,295	1,333

		1,539

CALIFORNIA 13.5%
California State Department of Water Resources Revenue Notes, Series 2010
2.000% due 05/01/2012	200	202
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2015	3,000	3,433
California State Educational Facilities Authority Revenue Bonds, Series 2008
0.210% due 10/01/2026	360	360
California State Educational Facilities Authority Revenue Notes, Series 2010
0.960% due 10/01/2015	950	956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2004
0.100% due 05/01/2034	$145	$145
California State General Obligation Notes, Series 2007
5.000% due 11/01/2013	1,010	1,097
California State General Obligation Notes, Series 2010
4.000% due 11/01/2013	500	533
California State Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	750	816
California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.125% due 07/01/2022	1,405	1,502
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.100% due 11/01/2026	3,300	3,300
California Statewide Communities Development Authority Revenue Notes, Series 2009
5.000% due 06/15/2013	1,150	1,228
Folsom, California Redevelopment Agency Tax Allocation Notes, Series 2009
3.000% due 08/01/2012	790	793
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
5.500% due 06/01/2033	410	444
6.250% due 06/01/2033	2,495	2,686
Irvine, California Special Assessment Bonds, Series 1994
0.200% due 09/02/2020	356	356
Los Angeles, California Department of Airports Revenue Notes, Series 2009
3.500% due 05/15/2012	2,980	3,031
Los Angeles, California Unified School District General Obligation Notes, Series 2011
4.000% due 07/01/2014 (a)	6,000	6,469
Morgan Hill, California Unified School District General Obligation Notes, (AMBAC Insured), Series 2006
0.000% due 08/01/2014	3,595	3,426
San Francisco, California City & County General Obligation Notes, Series 2008
2.850% due 06/15/2012	1,400	1,425
San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2009
5.000% due 11/01/2012	3,000	3,148
San Francisco, California City & County Redevelopment Agency Tax Allocation Notes, (NPFGC Insured), Series 2007
5.000% due 08/01/2013	480	503
San Mateo County, California Joint Powers Financing Authority Revenue Notes, Series 2009
5.000% due 07/15/2013	1,000	1,078
South Placer County, California Wastewater Authority Revenue Notes, Series 2011
0.990% due 11/01/2014	3,400	3,400
Southern California State Metropolitan Water District Revenue Bonds, Series 1999
0.160% due 07/01/2027	300	300
Southern California State Metropolitan Water District Revenue Bonds, Series 2004
0.080% due 07/01/2023	3,465	3,465
University of California Regents Medical Center Revenue Bonds, Series 2007
0.140% due 05/15/2032	540	540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of California Regents Medical Center Revenue Notes, Series 2010
5.000% due 05/15/2016	$1,000	$1,145
Visalia, California Unified School District General Obligation Notes, Series 2010
4.000% due 08/01/2013	1,765	1,856

		47,637

COLORADO 2.0%
Colorado Springs, Colorado School District No. 11 Facilities Corp. Certificates of Participation Notes, Series 2009
3.000% due 12/01/2011	550	552
Colorado State Certificates of Participation Notes, Series 2010
3.000% due 03/01/2012	510	515
Colorado State Educational & Cultural Facilities Authority Revenue Notes, Series 2010
2.000% due 09/01/2012	1,385	1,398
5.000% due 09/01/2013	2,145	2,289
Colorado State Health Facilities Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	300	314
Denver, Colorado Health & Hospital Authority Revenue Notes, Series 2010
4.000% due 12/01/2011	430	432
4.000% due 12/01/2012	425	435
El Paso County, Colorado Revenue Notes, Series 2010
5.000% due 02/01/2013	1,200	1,269

		7,204

CONNECTICUT 1.9%
Connecticut State Development Authority Revenue Bonds, Series 2011
1.250% due 09/01/2028 (a)	4,000	4,000
Connecticut State General Obligation Notes, (NPFGC Insured), Series 2004
5.000% due 12/01/2013	625	686
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2001
0.080% due 07/01/2036	1,600	1,600
University of Connecticut Revenue Notes, (NPFGC Insured), Series 2004
5.000% due 01/15/2013	550	581

		6,867

DISTRICT OF COLUMBIA 0.1%
District of Columbia Certificates of Participation Notes, (NPFGC/FGIC Insured), Series 2006
5.000% due 01/01/2013	150	157
District of Columbia Revenue Notes, Series 2011
3.000% due 04/01/2014	250	256

		413

FLORIDA 7.0%
Escambia County, Florida Health Facilities Authority Revenue Notes, Series 2010
3.500% due 08/15/2012	1,000	1,011
Escambia County, Florida Revenue Bond, Series 2009
2.000% due 04/01/2039	5,000	5,035
Florida State Board of Education General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
5.000% due 06/01/2012	500	515

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
1.910% due 06/01/2013	$3,000	$3,012
Florida State Department of Transportation Revenue Notes, Series 2007
5.000% due 07/01/2013	1,000	1,071
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, Series 2006
5.250% due 07/01/2012	1,000	1,036
Florida State JEA Water & Sewer System Revenue Bonds, Series 2002
5.250% due 10/01/2013	1,320	1,325
Florida State JEA Water & Sewer System Revenue Bonds, Series 2008
0.210% due 10/01/2036	1,860	1,860
Florida State JEA Water & Sewer System Revenue Notes, Series 2009
5.000% due 10/01/2013	1,500	1,624
Florida State Municipal Power Agency Revenue Notes, Series 2011
2.125% due 04/01/2014	175	178
2.250% due 04/01/2013	250	254
3.000% due 10/01/2013	175	181
3.000% due 10/01/2014	125	130
Lakeland, Florida Revenue Notes, Series 2009
0.910% due 10/01/2012	4,300	4,314
Miami-Dade County, Florida General Obligation Notes, Series 2010
5.000% due 07/01/2014	1,000	1,096
Orlando, Florida Utilities Commission Revenue Notes, Series 2010
5.000% due 10/01/2013	1,000	1,089
Sarasota County, Florida School Board Certificates of Participation Notes, Series 2010
2.000% due 07/01/2012	1,080	1,089

		24,820

GEORGIA 2.2%
Atlanta, Georgia General Obligation Notes, (AGC Insured), Series 2009
5.000% due 12/01/2012	1,450	1,522
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.300% due 10/01/2032	1,500	1,534
DeKalb County, Georgia Hospital Authority Revenue Notes, Series 2010
3.500% due 09/01/2012	15	15
3.500% due 09/01/2013	35	36
4.000% due 09/01/2014	40	42
Georgia State Main Street Natural Gas, Inc. Revenue Notes, Series 2007
5.000% due 03/15/2012	1,325	1,349
Georgia State Municipal Electric Authority Revenue Notes, Series 2011
3.000% due 01/01/2014	225	235
Monroe County, Georgia Development Authority Revenue Bonds, Series 2010
2.125% due 06/01/2049	3,000	3,072

		7,805

HAWAII 0.1%
Hawaii State Pacific Health Revenue Notes, Series 2010
5.000% due 07/01/2014	475	502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 7.2%
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2015	$2,500	$2,252
Chicago, Illinois Board of Education General Obligation Bonds, Series 2009
0.140% due 03/01/2031	400	400
Chicago, Illinois Board of Education General Obligation Notes, (AGM Insured), Series 2006
5.000% due 12/01/2014	300	330
Chicago, Illinois General Obligation Bonds, Series 2003
0.140% due 01/01/2034	2,800	2,800
Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2005
5.000% due 01/01/2015	200	220
Chicago, Illinois International Airport Revenue Notes, Series 2010
4.000% due 01/01/2013	400	415
Illinois State Finance Authority Revenue Bonds, Series 2010
2.125% due 03/01/2030	500	503
Illinois State Finance Authority Revenue Notes, Series 2004
5.250% due 11/15/2012	1,000	1,034
Illinois State Finance Authority Revenue Notes, Series 2010
4.000% due 02/15/2012	1,900	1,923
4.000% due 08/15/2012	1,410	1,451
Illinois State General Obligation Notes, Series 2010
2.000% due 01/01/2012	1,000	1,003
Illinois State Railsplitter Tobacco Settlement Authority Revenue Notes, Series 2010
3.000% due 06/01/2012	5,000	5,060
4.000% due 06/01/2013	2,250	2,348
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	1,000	1,146
Illinois State Toll Highway Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 01/01/2014	500	541
Kane County, Illinois Community Unit School District No. 304 Geneva General Obligation Notes, (NPFGC/FGIC Insured), Series 2004
0.000% due 01/01/2014	1,000	957
Kendall, Kane & Will Counties, Illinois Community Unit School District No. 308 General Obligation Notes, (AGM Insured), Series 2003
0.000% due 10/01/2012	2,000	1,966
Lake County, Illinois Waukegan Community Unit School District No. 60 General Obligation Notes, Series 2010
2.000% due 12/01/2011	250	250
Melrose Park, Illinois General Obligation Bonds, (NPFGC Insured), Series 2004
6.750% due 12/15/2016	100	109
Rockford, Illinois Park District General Obligation Notes, Series 2010
2.000% due 12/15/2012	185	187
2.000% due 12/30/2012	150	152
University of Illinois Revenue Notes, Series 2010
4.000% due 04/01/2013	525	549

		25,596

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 1.2%
Boone County, Indiana Hospital Association Revenue Notes, Series 2010
3.000% due 07/15/2012	$370	$376
4.000% due 01/15/2013	50	467
Indiana State Finance Authority Revenue Notes, Series 2010
2.000% due 10/01/2011	300	300
2.000% due 10/01/2012	455	460
3.000% due 07/01/2012	125	126
3.000% due 10/01/2013	640	661
Indiana University Revenue Notes, Series 2010
4.000% due 08/01/2013	430	458
Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2010
2.000% due 01/15/2013	1,000	1,021
Vincennes, Indiana University Revenue Notes, Series 2010
3.000% due 06/01/2012	200	203
Zionsville, Indiana Community Schools Building Corp. Revenue Notes, Series 2009
3.000% due 07/10/2012	150	152

		4,224

IOWA 0.5%
Iowa State University Revenue Notes, Series 2009
3.000% due 01/01/2013	1,775	1,779

KANSAS 0.3%
Kansas State Development Finance Authority Revenue Notes, Series 2009
3.000% due 11/15/2011	450	451
Kansas State Development Finance Authority Revenue Notes, Series 2010
2.000% due 11/01/2012	200	203
Kansas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 09/01/2013	500	543

		1,197

KENTUCKY 0.7%
Kentucky State Turnpike Authority Revenue Notes, Series 2010
2.500% due 07/01/2013	1,075	1,112
Pikeville, Kentucky Revenue Notes, Series 2011
4.000% due 03/01/2014	1,220	1,267

		2,379

LOUISIANA 1.3%
East Baton Rouge, Louisiana Sewerage Commission Revenue Notes, Series 2010
3.000% due 02/01/2012	500	504
Louisiana State Jefferson Parish Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2007
5.700% due 06/01/2039	3,005	3,211
Louisiana State Public Facilities Authority Revenue Notes, Series 2010
3.000% due 11/01/2013	840	861

		4,576

See Accompanying Notes	Semiannual Report	September 30, 2011	65

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAINE 0.7%
Maine State Health & Higher Educational Facilities Authority Revenue Notes, Series 2010
3.000% due 07/01/2012	$955	$971
3.000% due 07/01/2013	1,395	1,437

		2,408

MARYLAND 0.9%
University of Maryland Revenue Bonds, Series 2003
1.500% due 07/01/2023	3,000	3,042

MASSACHUSETTS 5.1%
Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
2.590% due 07/01/2020	1,505	1,432
Massachusetts State General Obligation Bonds, (AGM Insured), Series 2006
4.509% due 11/01/2019	1,500	1,454
Massachusetts State General Obligation Bonds, (NPFGC/IBC Insured), Series 1996
6.000% due 11/01/2011	1,500	1,506
Massachusetts State General Obligation Notes, Series 2004
5.000% due 08/01/2012	1,680	1,745
Massachusetts State General Obligation Notes, Series 2010
4.000% due 06/01/2013	2,000	2,120
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2000
2.200% due 11/01/2030	2,100	2,148
Massachusetts State Health & Educational Facilities Authority Revenue Notes, Series 2005
0.140% due 07/01/2040	3,000	3,000
Massachusetts State Health & Educational Facilities Authority Revenue Notes, Series 2010
4.000% due 07/01/2012	1,000	1,024
5.000% due 07/01/2012	500	511
Massachusetts State Port Authority Revenue Notes, Series 2010
4.000% due 07/01/2013	85	90
Massachusetts State Revenue Bonds, (FGIC Insured), Series 2004
5.250% due 01/01/2025	250	276
Massachusetts State Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
2.646% due 01/01/2016	2,700	2,785

		18,091

MICHIGAN 0.9%
Hamilton, Michigan Community School District General Obligation Notes, (AGM/Q-SBLF Insured), Series 2005
5.000% due 05/01/2013	650	693
Michigan State General Obligation Bonds, Series 1992
6.250% due 11/01/2012	1,455	1,460
Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	590	494
Royal Oak, Michigan Hospital Finance Authority Revenue Notes, Series 2009
4.000% due 08/01/2013	500	518

		3,165

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 2.5%
Dilworth, Minnesota Dilworth-Glyndon-Felton Independent School District No. 2164 General Obligation Notes, Series 2007
4.000% due 02/01/2013	$215	$226
Minnesota State Agricultural & Economic Development Board Revenue Notes, (AGC Insured), Series 2008
4.000% due 02/15/2012	500	505
Minnesota State Higher Education Facilities Authority Revenue Notes, Series 2010
3.000% due 10/01/2012	200	202
3.000% due 10/01/2013	750	763
4.000% due 03/01/2013	205	211
4.000% due 03/01/2014	210	219
Minnesota State Housing Finance Agency Revenue Notes, Series 2009
2.000% due 08/01/2012	425	430
Minnesota State Municipal Power Agency Revenue Notes, Series 2005
4.500% due 10/01/2011	500	500
Nobles County, Minnesota General Obligation Notes, Series 2009
3.000% due 08/01/2012	2,500	2,555
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	2,150	2,390
St. Paul, Minnesota Housing & Redevelopment Authority Revenue Notes, Series 2010
3.000% due 02/01/2012	750	755

		8,756

MISSISSIPPI 0.1%
De Soto County, Mississippi General Obligation Notes, Series 2009
3.000% due 11/01/2012	250	256

MISSOURI 1.1%
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
4.000% due 11/15/2011	1,000	1,003
4.000% due 11/15/2012	1,750	1,804
St. Louis, Missouri Airport Systems Revenue Notes, Series 2011
3.000% due 07/01/2012	1,000	1,010

		3,817

MONTANA 0.0%
Yellowstone County, Montana Revenue Notes, Series 2009
3.000% due 09/01/2012	70	71

NEBRASKA 0.1%
Nebraska State Public Power District Revenue Notes, (AMBAC Insured), Series 2003
5.000% due 01/01/2012	500	506

NEVADA 0.1%
Clark County, Nevada School District General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
5.000% due 06/15/2013	250	268

NEW JERSEY 1.0%
New Jersey State Economic Development Authority Revenue Bonds, (AGM Insured), Series 2008
5.000% due 03/01/2014	500	546

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey State Economic Development Authority Revenue Notes, Series 2010
4.000% due 06/01/2013	$1,290	$1,336
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2003
6.125% due 06/01/2024	60	62
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (AGM Insured), Series 2001
5.750% due 12/15/2014	1,465	1,671

		3,615

NEW YORK 17.7%
Liberty, New York Development Corp. Revenue Bonds, Series 2009
0.350% due 12/01/2049	1,750	1,750
Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
4.324% due 09/01/2015	5,000	4,990
New York City, New York General Obligation Bonds, Series 1993
0.100% due 08/01/2018	2,400	2,400
0.100% due 08/01/2019	900	900
0.100% due 08/01/2020	4,000	4,000
0.100% due 08/01/2021	1,375	1,375
New York City, New York General Obligation Bonds, Series 2004
0.100% due 03/01/2034	1,580	1,580
New York City, New York General Obligation Notes, Series 2010
2.500% due 08/01/2013	3,000	3,112
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
4.419% due 03/01/2020	1,500	1,236
4.469% due 03/01/2022	8,000	6,391
New York City, New York Local Government Assistance Corp. Revenue Notes, Series 2003
0.120% due 04/01/2019	3,000	3,000
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2010
0.100% due 06/15/2043	4,225	4,225
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
0.130% due 11/01/2022	3,700	3,700
5.500% due 11/01/2026	100	100
New York City, New York Transitional Finance Authority Revenue Notes, Series 2005
5.000% due 11/01/2013	2,000	2,192
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2008
0.150% due 12/01/2035	3,000	3,000
New York State Dormitory Authority Revenue Bonds, Series 2002
6.000% due 11/15/2029	800	826
New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 03/15/2013	1,400	1,493
New York State Dormitory Authority Revenue Notes, Series 2010
3.000% due 07/01/2012	2,010	2,039
3.500% due 10/01/2013	150	156
3.750% due 10/01/2014	295	311
5.000% due 07/01/2013	1,100	1,184
New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	4,500	4,504

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State General Obligation Notes, Series 2003
4.000% due 06/15/2013	$500	$530
New York State Metropolitan Transportation Authority Revenue Bonds, (AGM Insured), Series 2002
5.250% due 11/15/2012	90	95
New York State Tobacco Settlement Financing Authority Revenue Notes, Series 2003
5.000% due 06/01/2012	3,000	3,091
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	1,000	1,039
New York State Urban Development Corp. Revenue Notes, Series 2009
5.000% due 12/15/2013	1,000	1,099
Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.140% due 12/01/2037	350	350
Westchester County, New York Healthcare Corp. Revenue Notes, Series 2010
5.000% due 11/01/2012	2,000	2,069

		62,737

NORTH CAROLINA 1.3%
Charlotte, North Carolina Certificates of Participation Notes, Series 2009
4.000% due 06/01/2014	300	323
Durham County, North Carolina Industrial Facilities & Pollution Control Financing Authority Revenue Notes, Series 2010
3.000% due 02/01/2013	1,085	1,116
North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2009
3.000% due 01/01/2013	1,040	1,064
North Carolina State Medical Care Commission Revenue Notes, Series 2010
3.000% due 10/01/2012	600	613
4.000% due 06/01/2012	500	511
Raleigh-Durham, North Carolina Airport Authority Revenue Notes, Series 2010
3.000% due 05/01/2013	1,000	1,037

		4,664

OHIO 3.5%
Akron University, Ohio Revenue Notes, (AGM Insured), Series 2010
2.000% due 01/01/2012	25	25
Allen County, Ohio Revenue Notes, Series 2010
5.000% due 09/01/2012	1,000	1,039
5.000% due 09/01/2013	1,000	1,069
Bowling Green Ohio State University Revenue Notes, Series 2010
2.000% due 06/01/2012	750	757
3.000% due 06/01/2014	500	517
Hamilton County, Ohio General Obligation Notes, Series 2005
5.000% due 12/01/2013	630	683
Ohio State Air Quality Development Authority Revenue Bonds, Series 1995
5.000% due 11/01/2015	1,000	1,003
Ohio State American Municipal Power, Inc. Revenue Notes, Series 2007
5.000% due 02/01/2013	1,800	1,875
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	940	705

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2014	$2,035	$2,266
Ohio State Higher Educational Facility Commission Revenue Notes, Series 2009
5.000% due 10/01/2014	1,060	1,191
Ohio State University of Cincinnati Revenue Notes, Series 2009
2.000% due 06/01/2012	1,010	1,018
Ohio State University of Cincinnati Revenue Notes, Series 2010
3.000% due 06/01/2012	50	51

		12,199

OREGON 0.5%
Oregon State Facilities Authority Revenue Notes, Series 2005
5.000% due 10/01/2011	795	795
5.000% due 10/01/2012	435	456

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 03/15/2013	500	527

		1,778

PENNSYLVANIA 5.7%
Adams County, Pennsylvania Industrial Development Authority Revenue Notes, Series 2010
5.000% due 08/15/2012	750	776
Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2010
1.210% due 05/15/2038	2,000	2,001
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2014	1,000	1,095
Beaver County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2008
3.000% due 10/01/2047	500	503
Centre County, Pennsylvania Hospital Authority Revenue Note, Series 2011
3.000% due 11/15/2013	135	138
Chester County, Pennsylvania Health & Education Facilities Authority Revenue Notes, Series 2010
3.000% due 05/15/2012	925	940
3.000% due 05/15/2013	1,200	1,235
Dauphin County, Pennsylvania General Obligation Notes, Series 2009
3.000% due 11/15/2011	200	201
Delaware County, Pennsylvania Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 12/01/2013	395	431
Delaware County, Pennsylvania Authority Revenue Notes, Series 2010
3.000% due 10/01/2012	350	354
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2008
5.000% due 05/01/2012	670	686
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
3.000% due 06/15/2013	800	829
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2010
2.250% due 07/01/2013	225	225
4.000% due 07/01/2013	535	555

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania State Public School Building Authority Revenue Notes, (AGM Insured), Series 2008
3.000% due 02/15/2013	$45	$46
Pennsylvania State Turnpike Commission Revenue Notes, Series 2009
0.680% due 12/01/2011	5,000	5,002
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Notes, Series 2007
5.000% due 07/01/2012	550	560
Philadelphia, Pennsylvania Revenue Notes, Series 2010
4.000% due 06/15/2013	2,000	2,117
5.000% due 06/15/2014	945	1,025
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority Revenue Notes, (AGM Insured), Series 2010
4.000% due 02/01/2012	475	480
South Fork, Pennsylvania Municipal Authority Revenue Notes, Series 2010
5.000% due 07/01/2012	1,055	1,068

		20,267

TENNESSEE 1.0%
Memphis, Tennessee General Obligation Notes, Series 2010
5.000% due 05/01/2013	1,000	1,073
Tennessee State Energy Acquisition Corp. Revenue Notes, Series 2006
5.000% due 09/01/2015	2,450	2,583

		3,656

TEXAS 8.7%
Arlington, Texas Revenue Notes, Series 2010
4.000% due 06/01/2013	1,000	1,057
Austin, Texas Electrical Utilities System Revenue Notes, Series 2010
2.000% due 11/15/2012	1,000	1,016
Brazosport, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2004
4.000% due 02/15/2013	150	157
Clifton, Texas Higher Education Finance Corp. Revenue Notes, Series 2010
2.900% due 12/01/2012	455	461
3.200% due 12/01/2013	600	611
Comal, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2006
4.000% due 02/01/2013	100	105
Dallas, Texas Area Rapid Transit Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 12/01/2011	335	338
Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2009
4.000% due 11/01/2011	2,000	2,005
4.000% due 11/01/2012	1,000	1,036
5.000% due 11/01/2013	900	977
Deaf Smith County, Texas Hospital District General Obligation Notes, Series 2010
4.000% due 03/01/2013	425	434
Harris County, Texas Metropolitan Transit Authority Revenue Notes, Series 2011
5.000% due 11/01/2015	5,560	6,465
Harrison County, Texas Health Facilities Development Corp. Revenue Notes, Series 2010
4.000% due 07/01/2013	500	507

See Accompanying Notes	Semiannual Report	September 30, 2011	67

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Houston, Texas Airport Systems Revenue Notes, (NPFGC/FGIC Insured), Series 2007
4.000% due 07/01/2013	$250	$263
Houston, Texas Community College System General Obligation Notes, Series 2011
4.000% due 02/15/2014 (a)	1,500	1,616
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2014	2,000	2,256
Houston, Texas Water Conveyance System Certificates of Participation Bonds, (AMBAC Insured), Series 1993
6.800% due 12/15/2011	3,000	3,030
Laredo, Texas Community College District Revenue Notes, (AGM Insured), Series 2010
3.000% due 08/01/2012	160	162
3.000% due 08/01/2013	175	179
Laredo, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 02/15/2013	815	849
Northside, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.500% due 08/01/2040	1,500	1,513
South San Antonio, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2013	635	689
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, (AGC Insured), Series 2009
5.000% due 09/01/2012	2,010	2,066
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2010
3.000% due 08/15/2012	135	137
Texas State General Obligation Notes, Series 2008
5.000% due 10/01/2011	2,000	2,000
Texas State Lower Colorado River Authority Revenue Notes, Series 2010
4.000% due 05/15/2013	500	527
Texas State Municipal Gas Acquisition & Supply Corp. I Revenue Notes, Series 2006
5.000% due 12/15/2011	400	403

		30,859

VERMONT 0.3%
University of Vermont & State Agricultural College Revenue Notes, Series 2010
3.000% due 10/01/2011	550	550
4.000% due 10/01/2012	600	619

		1,169

VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Authority Revenue Notes, Series 2010
4.000% due 10/01/2012	340	347

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 0.8%
Loudoun County, Virginia General Obligation Notes, Series 2009
4.000% due 07/01/2014	$15	$16
Portsmouth, Virginia General Obligation Notes, (AGM Insured), Series 2003
5.000% due 07/01/2013	1,030	1,111
Roanoke, Virginia Economic Development Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 07/01/2012	20	21
5.000% due 07/01/2013	1,000	1,057
Virginia State Housing Development Authority Revenue Notes, Series 2010
0.700% due 10/01/2012	205	205
0.950% due 10/01/2013	340	340
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	120	124

		2,874

WASHINGTON 2.5%
Chelan County, Washington Public Utility District No. 1 Revenue Notes, Series 2008
5.000% due 07/01/2013	530	571
King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
3.000% due 12/01/2012	1,000	1,025
Olympia, Washington Revenue Notes, Series 2010
2.000% due 11/01/2012	15	15
Snohomish County, Washington Public Utility District No. 1 Revenue Notes, Series 2010
3.000% due 12/01/2014	45	48
Washington State Energy Northwest Revenue Notes, (NPFGC Insured), Series 2004
5.250% due 07/01/2013	115	124
Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2014	25	28
Washington State Health Care Facilities Authority Revenue Notes, Series 2011
3.000% due 10/01/2013	1,325	1,380
Washington State Higher Education Facilities Authority Revenue Notes, Series 2010
4.000% due 04/01/2013	500	519
Washington State Port of Seattle Revenue Notes, Series 2010
3.000% due 06/01/2012	2,000	2,033
4.000% due 06/01/2013	2,000	2,103
Washington State Tobacco Settlement Authority Revenue Notes, Series 2002
5.500% due 06/01/2012	1,000	1,019

		8,865

WEST VIRGINIA 0.5%
West Virginia State Economic Development Authority Revenue Bonds, Series 2010
3.125% due 03/01/2043	1,500	1,539

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.2%
Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	$1,520	$1,520
Wisconsin State General Obligation Notes, Series 2010
5.000% due 05/01/2013	1,500	1,609
Wisconsin State Health & Educational Facilities Authority Revenue Notes, Series 2010
3.500% due 06/01/2013	140	142
Wisconsin State Revenue Notes, Series 2009
4.000% due 07/01/2012	1,000	1,028

		4,299

WYOMING 0.3%
Campbell County, Wyoming Hospital District Revenue Notes, Series 2009
4.000% due 12/01/2013	1,155	1,200

Total Municipal Bonds & Notes (Cost $355,682)		356,272

MORTGAGE-BACKED SECURITIES 0.6%
Countrywide Alternative Loan Trust
1.742% due 11/25/2035	1,258	683
2.282% due 11/25/2035	1,430	777
Residential Accredit Loans, Inc.
0.385% due 02/25/2047	1,714	744

Total Mortgage-Backed Securities (Cost $2,895)		2,204

SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS 4.1%
State Street Bank and Trust Co.
0.010% due 10/03/2011	14,555	14,555

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 4.250% due 08/15/2015 valued at $14,846. Repurchase proceeds are $14,555.)

SHORT-TERM NOTES 0.1%
Delaware County, Pennsylvania Authority Revenue Notes, Series 2010
3.000% due 10/01/2011	400	400

U.S. TREASURY BILLS 1.1%
0.022% due 11/10/2011 - 03/08/2012 (b)(c)(d)	3,908	3,908

Total Short-Term Instruments (Cost $18,863)		18,863

Total Investments 106.7% (Cost $377,996)		$377,913

Other Assets and Liabilities (Net) (6.7%)		(23,595)

Net Assets 100.0%		$354,318

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Securities with an aggregate market value of $483 have been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(d)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $544 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	3.500%	06/20/2017	$29,700	$(2,809)	$(52)

(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	$	6,100	$(183)	$(122)	$(61)
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		4,700	(141)	(135)	(6)
MCDX-15 5-Year Index	GST	1.000%	12/20/2015		6,000	(180)	(136)	(44)
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015		7,100	(213)	(182)	(31)
MCDX-16 5-Year Index	CBK	1.000%	06/20/2016		4,500	(167)	(50)	(117)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016		3,500	(130)	(50)	(80)
MCDX-16 5-Year Index	MYC	1.000%	06/20/2016		6,250	(232)	(56)	(176)

						$(1,246)	$(731)	$(515)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$574	$0	$574
Municipal Bonds & Notes
Alabama	0	1,954	0	1,954
Alaska	0	1,031	0	1,031
Arizona	0	16,301	0	16,301
Arkansas	0	1,539	0	1,539
California	0	47,637	0	47,637
Colorado	0	7,204	0	7,204
Connecticut	0	6,867	0	6,867
District of Columbia	0	413	0	413
Florida	0	24,820	0	24,820
Georgia	0	7,805	0	7,805
Hawaii	0	502	0	502
Illinois	0	25,596	0	25,596
Indiana	0	4,224	0	4,224
Iowa	0	1,779	0	1,779
Kansas	0	1,197	0	1,197
Kentucky	0	2,379	0	2,379
Louisiana	0	4,576	0	4,576
Maine	0	2,408	0	2,408
Maryland	0	3,042	0	3,042
Massachusetts	0	18,091	0	18,091
Michigan	0	3,165	0	3,165
Minnesota	0	8,756	0	8,756
Mississippi	0	256	0	256
Missouri	0	3,817	0	3,817
Montana	0	71	0	71
Nebraska	0	506	0	506
Nevada	0	268	0	268

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
New Jersey	$0	$3,615	$0	$3,615
New York	0	62,737	0	62,737
North Carolina	0	4,664	0	4,664
Ohio	0	12,199	0	12,199
Oregon	0	1,778	0	1,778
Pennsylvania	0	20,267	0	20,267
Tennessee	0	3,656	0	3,656
Texas	0	30,859	0	30,859
Vermont	0	1,169	0	1,169
Virgin Islands	0	347	0	347
Virginia	0	2,874	0	2,874
Washington	0	8,865	0	8,865
West Virginia	0	1,539	0	1,539
Wisconsin	0	4,299	0	4,299
Wyoming	0	1,200	0	1,200
Mortgage-Backed Securities	0	2,204	0	2,204
Short-Term Instruments
Repurchase Agreements	0	14,555	0	14,555
Short-Term Notes	0	400	0	400
U.S. Treasury Bills	0	3,908	0	3,908
	$0	$377,913	$0	$377,913

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(515)	0	(515)
Interest Rate Contracts	0	(52)	0	(52)
	$0	$(567)	$0	$(567)

Totals	$0	$377,346	$0	$377,346

See Accompanying Notes	Semiannual Report	September 30, 2011	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

September 30, 2011 (Unaudited)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$1	$1
Unrealized appreciation on OTC swap agreements	0	515	0	0	0	515

	$0	$515	$0	$0	$1	$516

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$170	$0	$0	$(4,787)	$(4,617)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(639)	$0	$0	$(351)	$(990)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open centrally cleared swaps cumulative appreciation/depreciation of $(52) as reported in the Notes to Schedule of Investments.

(h)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(350)	$222	$(128)
DUB	(271)	261	(10)
GST	(180)	0	(180)
MYC	(445)	(35)	(480)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Tax Managed Real Return Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 97.0%

ARIZONA 2.1%
Arizona State Health Facilities Authority Revenue Notes, Series 2008
5.000% due 01/01/2016	$300	$335
Mesa, Arizona Revenue Bonds, (NPFGC/FGIC Insured), Series 2002
5.250% due 07/01/2017	250	294
Pima County, Arizona Regional Transportation Authority, Revenue Bonds, Series 2011
5.000% due 06/01/2017	1,000	1,168

		1,797

CALIFORNIA 8.8%
California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2022	350	408
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2022	250	275
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	1,450	1,714
California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	250	288
California State Pollution Control Financing Authority Revenue Bonds, Series 1996
0.100% due 11/01/2026	100	100
Capistrano, California Unified School District Community Facilities District No. 87-1 Special Tax Notes, (AMBAC Insured), Series 2006
5.000% due 09/01/2015	300	326
Irvine, California Ranch Water District Revenue Bonds, Series 1993
0.200% due 04/01/2033	200	200
Los Angeles, California Department of Airports Revenue Bonds, Series 2008
5.000% due 05/15/2019	500	570
Los Angeles, California Department of Airports Revenue Notes, Series 2010
5.000% due 05/15/2016	150	173
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2001
0.120% due 07/01/2034	200	200
Orange County, California Public Financing Authority Revenue Bonds, (NPFGC insured), Series 2005
5.000% due 07/01/2016	20	23
San Francisco, California City & County Airports Commission Revenue Bonds, Series 2011
5.500% due 05/01/2021	55	66
San Francisco, California City & County Public Utilities Commission Revenue Notes, Series 2010
5.000% due 11/01/2022	1,000	1,178
Southern California State Public Power Authority Revenue Notes, Series 2011
4.000% due 07/01/2015	1,000	1,104
5.000% due 07/01/2019	500	598
University of California Regents Medical Center Revenue Bonds, Series 2007
0.140% due 05/15/2032	190	190

		7,413

COLORADO 1.4%
Colorado State Board of Governors Revenue Notes, Series 2010
4.000% due 03/01/2017	300	335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colorado State Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2016	$575	$648
Denver, Colorado City & County Certificates of Participation Bonds, Series 2008
0.140% due 12/01/2029	195	195

		1,178

CONNECTICUT 0.9%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2005
0.080% due 07/01/2035	200	200
University of Connecticut Revenue Notes, Series 2010
5.000% due 11/15/2016	430	511

		711

FLORIDA 3.2%
Florida State Board of Education General Obligation Notes, Series 2010
5.000% due 06/01/2021	1,000	1,175
Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2010
5.000% due 06/01/2013	250	265
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue Notes, Series 2006
5.250% due 07/01/2012	100	103
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	150	170
Miami-Dade County, Florida Revenue Bonds, Series 2010
5.375% due 10/01/2035	250	260
Miami-Dade County, Florida Revenue Notes, (SGI Insured), Series 2007
4.000% due 10/01/2015	320	351
Miami-Dade County, Florida Revenue Notes, Series 2010
3.000% due 10/01/2012	300	307
Tallahassee, Florida Revenue Notes, Series 2010
3.000% due 10/01/2016	85	89

		2,720

GEORGIA 0.9%
Atlanta, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2019	500	574
Georgia State Municipal Electric Authority Revenue Notes, Series 2010
4.000% due 01/01/2018	150	164

		738

ILLINOIS 7.7%
Chicago, Illinois Airport Revenue Bonds, Series 2011
3.000% due 01/01/2015	1,000	1,040
Chicago, Illinois Board of Education General Obligation Notes, Series 2010
5.000% due 12/01/2016	1,000	1,115
Chicago, Illinois Revenue Bonds, Series 2002
0.140% due 01/01/2034	100	100
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	332
Illinois State General Obligation Notes, Series 2004
5.000% due 03/01/2013	750	791

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 1996
0.000% due 12/15/2012	$200	$196
Illinois State Railsplitter Tobacco Settlement Authority Revenue Notes, Series 2010
5.000% due 06/01/2019	1,000	1,063
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	500	573
Lake County, Illinois Waukegan Community Unit School District No. 60 General Obligation Notes, Series 2010
2.000% due 12/01/2011	250	250
Will & Kendall Counties, Illinois Community Consolidated School District No. 202 General Obligation Notes, Series 2010
3.000% due 01/01/2013	500	511
Will County, Illinois Community Unit School District No. 365 Valley View General Obligation Bonds, (AGM Insured), Series 2003
0.000% due 11/01/2019	650	470

		6,441

INDIANA 4.7%
Brownsburg, Indiana School Building Corp. Revenue Bonds, (AGM Insured), Series 2005
5.000% due 08/01/2016	250	279
Indiana State Finance Authority Revenue Bonds, Series 2010
1.250% due 11/15/2033	1,000	1,004
Indiana State Finance Authority Wastewater Utility Revenue Bonds, Series 2011
5.000% due 10/01/2020	1,000	1,159
Indiana State Purdue University Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	500	584
Indianapolis, Indiana Local Public Improvement Revenue Bonds, Series 2009
5.000% due 02/01/2020	300	356
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	500	580

		3,962

IOWA 1.3%
Des Moines, Iowa Independent Community School District Revenue Notes, Series 2010
5.000% due 06/01/2012	500	514
Dubuque, Iowa Community School District Revenue Notes, Series 2010
2.000% due 01/01/2013	250	254
University of Iowa Facilities Corp. Revenue Notes, Series 2009
5.000% due 06/01/2017	240	280

		1,048

KANSAS 0.3%
Wyandotte County-Kansas City, Kansas Unified Government Revenue Notes, Series 2010
5.000% due 09/01/2015	250	284

KENTUCKY 0.6%
Kentucky State Turnpike Authority Revenue Notes, (AMBAC Insured), Series 2001
5.500% due 07/01/2013	500	543

See Accompanying Notes	Semiannual Report	September 30, 2011	71

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 1.0%
Louisiana State General Obligation Notes, Series 2009
5.000% due 05/01/2018	$445	$536
Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	250	268

		804

MASSACHUSETTS 3.8%
Massachusetts State Educational Financing Authority Revenue Notes, Series 2010
2.000% due 01/01/2012	230	230
Massachusetts State General Obligation Bonds, (SGI Insured), Series 2003
4.001% due 12/01/2014	400	412
Massachusetts State General Obligation Notes, (SGI Insured), Series 2003
5.259% due 12/01/2012	200	203
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 1999
0.080% due 11/01/2049	200	200
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2007
0.160% due 12/01/2037	200	200
Massachusetts State Revenue Bonds, (NPFGC/FGIC Insured), Series 2004
3.277% due 01/01/2018	500	483
Massachusetts State Water Resources Authority Revenue Bonds, (AMBAC Insured), Series 1993
5.250% due 12/01/2015	250	277
Massachusetts State Water Resources Authority Revenue Notes, (AMBAC Insured), Series 2009
5.000% due 08/01/2021	1,000	1,187

		3,192

MICHIGAN 0.3%
Michigan State Building Authority Revenue Notes, (AGM Insured), Series 2003
5.250% due 10/15/2012	250	262

MISSISSIPPI 0.8%
De Soto County, Mississippi General Obligation Notes, Series 2009
5.000% due 11/01/2019	200	238
Mississippi State Development Bank Special Obligation Revenue Notes, Series 2010
5.000% due 08/01/2016	400	452

		690

MISSOURI 1.1%
Kansas City, Missouri Industrial Development Authority Revenue Notes, Series 2011
3.000% due 09/01/2017	500	512
Missouri State Highway & Transportation Commission Revenue Notes, Series 2007
5.000% due 05/01/2017	350	418

		930

NEBRASKA 0.7%
Nebraska State Educational Finance Authority Revenue Notes, Series 2005
0.220% due 12/15/2012	605	605

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 2.7%
Clark County, Nevada General Obligation Bonds, (NPFGC Insured), Series 2007
5.000% due 07/01/2013	$150	$161
Clark County, Nevada Revenue Notes, Series 2010
3.000% due 07/01/2013	500	516
4.000% due 07/01/2014	505	535
Las Vegas, Nevada Valley Water District General Obligation Bonds, Series 2008
5.000% due 06/01/2014	455	509
Nevada State Truckee Meadows Water Authority Revenue Notes, Series 2010
5.000% due 07/01/2013	500	533

		2,254

NEW HAMPSHIRE 0.2%
New Hampshire State Health & Education Facilities Authority Revenue Bonds, Series 2007
0.120% due 06/01/2031	200	200

NEW JERSEY 3.0%
New Brunswick, New Jersey Rutgers-State University Revenue Notes, Series 2010
4.000% due 05/01/2019	250	275
New Jersey State Building Authority Revenue Notes, Series 2007
5.000% due 06/15/2016	450	509
New Jersey State Higher Education Assistance Authority Revenue Notes, Series 2010
5.000% due 12/01/2014	300	325
New Jersey State Preservation Trust Revenue Bonds, (AGM Insured), Series 2005
5.800% due 11/01/2016	100	119
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2004
5.500% due 12/15/2017	500	587
New Jersey State Transportation Trust Fund Authority Revenue Notes, (NPFGC Insured), Series 2005
5.250% due 12/15/2016	605	685

		2,500

NEW MEXICO 0.7%
New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	599

NEW YORK 14.3%
Long Island, New York Power Authority Revenue Bonds, Series 1998
0.100% due 05/01/2033	200	200
Long Island, New York Power Authority Revenue Notes, Series 2010
4.000% due 05/01/2014	205	220
Monroe County, New York Industrial Development Corp. Revenue Notes, (FHA Insured), Series 2010
5.000% due 02/15/2016	375	422
New York City, New York General Obligation Bonds, Series 1993
0.100% due 08/01/2017	1,000	1,000
New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2020	700	819
New York City, New York General Obligation Notes, Series 2009
5.250% due 03/01/2021	1,000	1,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York General Obligation Notes, Series 2010
5.000% due 08/01/2014	$500	$560
5.000% due 08/01/2016	300	350
New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
4.419% due 03/01/2020	1,100	907
4.519% due 03/01/2027	450	328
New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2011
5.000% due 06/15/2020	500	602
New York City, New York Transitional Finance Authority Revenue Notes, Series 2009
5.000% due 01/15/2018	300	348
New York State Dormitory Authority Revenue Bonds, (NPFGC/FGIC), Series 2005
5.500% due 07/01/2018	500	601
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 03/15/2023	750	888
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2010
4.000% due 11/15/2038	300	312
New York State Urban Development Corp. Revenue Bonds, (AMBAC Insured), Series 2004
5.500% due 03/15/2017	500	606
New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 12/15/2016	200	237
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 01/01/2019	1,000	1,166
5.000% due 03/15/2019	250	300
Onondaga, New York Revenue Notes, Series 2010
4.000% due 12/01/2012	150	156
4.000% due 12/01/2013	155	165
Onondaga, New York Revenue Notes, Series 2011
3.000% due 12/01/2017	450	478
Syracuse, New York Industrial Development Agency Revenue Bonds, Series 2008
0.140% due 07/01/2037	190	190

		12,027

NORTH CAROLINA 2.0%
North Carolina State Eastern Municipal Power Agency Revenue Notes, Series 2008
5.000% due 01/01/2015	275	308
North Carolina State Medical Care Commission Revenue Notes, Series 2010
5.000% due 06/01/2018	250	285
5.000% due 07/01/2018	500	556
North Carolina State Municipal Power Agency No. 1 Revenue Bonds, (AMBAC Insured), Series 2003
5.250% due 01/01/2014	500	530

		1,679

OHIO 6.7%
Akron University, Ohio Revenue Notes, (AGM Insured), Series 2010
5.000% due 01/01/2019	1,000	1,155
Cincinnati, Ohio School District General Obligation Notes, Series 2010
3.000% due 06/01/2013	1,000	1,042
5.000% due 06/01/2016	500	576

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greene County, Ohio General Obligation Notes, Series 2010
5.000% due 12/01/2018	$125	$147
Ohio State Building Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	1,000	1,163
Ohio State Miami University Revenue Notes, Series 2010
5.000% due 09/01/2016	400	460
Ohio State University of Cincinnati Revenue Notes, Series 2010
3.000% due 06/01/2013	600	620
Ohio State Water Development Authority Revenue Bonds, Series 2006
0.150% due 12/01/2033	200	200
Ohio State Water Development Authority Revenue Notes, Series 2010
5.000% due 12/01/2016	250	297

		5,660

OREGON 0.4%
Portland, Oregon Revenue Notes, Series 2010
5.000% due 03/01/2019	250	300

PENNSYLVANIA 4.6%
Chester County, Pennsylvania Health & Education Facilities Authority Revenue Notes, Series 2010
3.000% due 05/15/2013	250	257
Pennsylvania State Financing Authority Revenue Notes, (AGM Insured), Series 2010
5.000% due 06/01/2020	500	584
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2011
5.000% due 06/15/2016	2,000	2,316
Philadelphia, Pennsylvania Revenue Notes, (AGM Insured), Series 2010
5.000% due 08/01/2016	400	457
Westmoreland County, Pennsylvania Industrial Development Authority Revenue Notes, Series 2010
3.000% due 07/01/2012	255	258

		3,872

SOUTH CAROLINA 0.8%
Lexington County, South Carolina School District No. 1 General Obligation Bonds, Series 2001
5.125% due 03/01/2020	200	230
Woodruff-Roebuck, South Carolina Water District Revenue Notes, (AGM Insured), Series 2010
3.000% due 06/01/2016	425	454

		684

TEXAS 10.2%
Austin, Texas Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	588
Austin, Texas Water & Wastewater Utilities Revenue Notes, Series 2009
5.000% due 11/15/2013	200	218
Denver City, Texas Independent School District General Obligation Notes, Series 2009
3.000% due 02/15/2016	200	214
Eagle Mountain & Saginaw, Texas Independent School District General Obligation Notes, Series 2010
0.000% due 08/15/2017	250	218

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fort Bend, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2016	$500	$590
Frisco, Texas General Obligation Notes, (AGM Insured), Series 2003
5.000% due 02/15/2013	100	106
Grand Prairie, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2000
0.000% due 02/15/2014	200	197
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Notes, Series 2010
3.000% due 10/01/2012	500	512
Harris County, Texas Revenue Notes, (NPFGC/FGIC Insured), Series 2004
5.000% due 08/15/2013	100	108
Houston, Texas General Obligations Notes, Series 2010
5.000% due 03/01/2021	1,000	1,188
Houston, Texas Utility System Revenue Notes, Series 2011
5.000% due 11/15/2017	1,000	1,195
5.000% due 11/15/2021	750	906
Montgomery County, Texas Municipal Utility District No. 67 General Obligation Notes Series 2010
3.000% due 09/01/2013	605	627
Tarrant County, Texas Health Facilities Development Corp. Revenue Notes, Series 2010
3.000% due 12/01/2012	500	512
Texas A&M University Revenue Notes, Series 2010
5.000% due 05/15/2016	250	294
Texas State Lower Colorado River Authority Revenue Notes, (BHAC Insured), Series 2008
5.000% due 05/15/2012	40	41
Texas State Lower Colorado River Authority Revenue Notes, Series 2010
5.000% due 05/15/2015	550	626
University of North Texas Revenue Notes, Series 2009
5.000% due 04/15/2015	200	227
University of Texas Revenue Notes, Series 2010
5.000% due 08/15/2018	150	183

		8,550

UTAH 6.0%
Centerville, Utah Tax Allocation Notes, (AGC Insured), Series 2009
4.000% due 05/01/2013	150	157
Herriman City, Utah Special Assessment Notes, Series 2010
3.000% due 11/01/2011	100	100
3.000% due 11/01/2012	125	127
3.000% due 11/01/2013	355	360
Midvale, Utah Redevelopment Agency Tax Allocation Notes, (AGM Insured), Series 2010
4.000% due 05/01/2012	265	270
Midvale, Utah Revenue Notes, (AGM Insured), Series 2010
4.000% due 10/01/2013	115	122
Murray City, Utah Hospital Revenue Bonds, Series 2005
0.120% due 05/15/2037	500	500
Taylorsville Bennion, Utah Improvement District Revenue Notes, (AGM Insured), Series 2010
2.000% due 12/15/2013	360	368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Timpanagos, Utah Special Services District Revenue Notes, Series 2010
2.500% due 06/01/2012	$475	$480
Utah County, Utah Revenue Notes, (AGC Insured), Series 2009
2.500% due 12/01/2013	200	206
Utah County, Utah Revenue Notes, Series 2010
4.000% due 12/01/2011	265	267
Utah State Board of Regents Revenue Bonds, (AMBAC Insured), Series 2002
4.500% due 12/01/2012	115	120
Utah State Board of Regents Revenue Notes, (SGI Insured), Series 2004
4.000% due 11/01/2013	100	106
Utah State Board of Regents Revenue Notes, Series 2010
4.000% due 08/01/2013	310	328
4.000% due 04/01/2016	145	161
Utah State Municipal Power Agency Revenue Bonds, (AMBAC Insured), Series 2003
5.000% due 07/01/2013	400	430
Utah State Water Finance Agency Revenue Notes, (AMBAC Insured), Series 2004
5.000% due 07/01/2013	500	533
Utah State Water Finance Agency Revenue Notes, (AMBAC Insured), Series 2007
4.000% due 10/01/2013	250	265
4.000% due 06/01/2014	100	108

		5,008

VIRGINIA 1.7%
Henrico County, Virginia General Obligation Notes, Series 2011
3.000% due 08/01/2024	750	743
Roanoke, Virginia Economic Development Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 07/01/2012	200	206
Spotsylvania County, Virginia Revenue Notes, Series 2010
4.000% due 06/01/2015	260	287
Virginia State Resources Authority Revenue Notes, Series 2009
5.000% due 10/01/2018	150	185

		1,421

WASHINGTON 2.7%
Mountlake Terrace, Washington Revenue Notes, Series 2010
4.000% due 12/01/2016	230	257
Seattle, Washington Revenue Notes, Series 2010
5.000% due 02/01/2020	1,000	1,204
Seattle, Washington Revenue Notes, Series 2011
5.000% due 02/01/2024	225	262
Snohomish County, Washington School District No. 15 Edmonds General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
5.000% due 12/01/2018	300	344
Washington State General Obligation Notes, Series 2008
5.000% due 01/01/2017	200	236

		2,303

See Accompanying Notes	Semiannual Report	September 30, 2011	73

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.1%
Manitowoc, Wisconsin Revenue Notes, (AGC Insured), Series 2009
3.000% due 10/01/2011	$250	$250
Milwaukee, Wisconsin General Obligation Notes, Series 2010
5.000% due 02/01/2018	250	298
Wisconsin State Clean Water Revenue Notes, Series 2008
5.000% due 06/01/2016	150	177
Wisconsin State General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 05/01/2015	150	172

		897

WYOMING 0.3%
University of Wyoming Revenue Notes, Series 2010
4.000% due 06/01/2016	260	288

Total Municipal Bonds & Notes (Cost $79,834)		81,560

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Inflation Protected Securities (b)
0.625% due 07/15/2021 (d)	702	733

Total U.S. Treasury Obligations (Cost $740)		733

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS 2.8%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$2,320	$2,320

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $2,368. Repurchase proceeds are $2,320.)

U.S. TREASURY BILLS 0.7%
0.016% due 11/17/2011 - 03/08/2012 (a)(c)	590	590

Total Short-Term Instruments (Cost $2,910)		2,910

Total Investments 101.4% (Cost $83,484)		$85,203

Other Assets and Liabilities (Net) (1.4%)		(1,166)

Net Assets 100.0%		$84,037

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Securities with an aggregate market value of $590 has been pledged as collateral as of September 30, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $710 at a weighted average interest rate of 0.180%. On September 30, 2011, securities valued at $733 were pledged as collateral for reverse repurchase agreements.
(e)	OTC swap agreements outstanding on September 30, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-CPURNSA Index	0.890%	11/01/2011	BRC	$	825	$24	$5	$19
Receive	3-Month USD-CPURNSA Index	0.890%	11/01/2011	MYC		4,043	116	34	82
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	BRC		1,586	38	(4)	42
Receive	3-Month USD-CPURNSA Index	1.268%	11/01/2011	MYC		1,250	30	(2)	32
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	BRC		2,411	27	6	21
Receive	3-Month USD-CPURNSA Index	1.566%	11/01/2012	MYC		5,292	59	27	32
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	BRC		2,411	(1)	(2)	1
Receive	3-Month USD-CPURNSA Index	1.818%	11/01/2013	MYC		5,292	(3)	27	(30)
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	BRC		2,411	(28)	(2)	(26)
Receive	3-Month USD-CPURNSA Index	2.023%	11/01/2014	MYC		5,292	(61)	27	(88)
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	BRC		2,412	(47)	(2)	(45)
Receive	3-Month USD-CPURNSA Index	2.181%	11/01/2015	MYC		5,292	(104)	27	(131)
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	BRC		2,411	(64)	(2)	(62)
Receive	3-Month USD-CPURNSA Index	2.301%	11/01/2016	MYC		5,294	(140)	27	(167)
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	BRC		2,411	(80)	(2)	(78)
Receive	3-Month USD-CPURNSA Index	2.392%	11/01/2017	MYC		5,293	(176)	27	(203)
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	BRC		2,411	(88)	(30)	(58)
Receive	3-Month USD-CPURNSA Index	2.460%	11/01/2018	MYC		5,292	(194)	27	(221)
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	BRC		2,411	(95)	(108)	13
Receive	3-Month USD-CPURNSA Index	2.512%	11/01/2019	MYC		5,292	(208)	(39)	(169)
Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	BRC		3,661	(87)	1	(88)
Receive	3-Month USD-CPURNSA Index	2.515%	11/01/2020	MYC		4,043	(96)	31	(127)

							$(1,178)	$73	$(1,251)

74	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(f)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (1)
U.S. Treasury Inflation Protected Securities	0.625%	07/15/2021	$703	$739	$(736)

(1)	Market value includes $1 of interest payable on short sales.

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Municipal Bonds & Notes
Arizona	$0	$1,797	$0	$1,797
California	0	7,413	0	7,413
Colorado	0	1,178	0	1,178
Connecticut	0	711	0	711
Florida	0	2,720	0	2,720
Georgia	0	738	0	738
Illinois	0	6,441	0	6,441
Indiana	0	3,962	0	3,962
Iowa	0	1,048	0	1,048
Kansas	0	284	0	284
Kentucky	0	543	0	543
Louisiana	0	804	0	804
Massachusetts	0	3,192	0	3,192
Michigan	0	262	0	262
Mississippi	0	690	0	690
Missouri	0	930	0	930
Nebraska	0	605	0	605
Nevada	0	2,254	0	2,254
New Hampshire	0	200	0	200
New Jersey	0	2,500	0	2,500
New Mexico	0	599	0	599
New York	0	12,027	0	12,027
North Carolina	0	1,679	0	1,679
Ohio	0	5,660	0	5,660
Oregon	0	300	0	300

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Pennsylvania	$0	$3,872	$0	$3,872
South Carolina	0	684	0	684
Texas	0	8,550	0	8,550
Utah	0	5,008	0	5,008
Virginia	0	1,421	0	1,421
Washington	0	2,303	0	2,303
Wisconsin	0	897	0	897
Wyoming	0	288	0	288
U.S. Treasury Obligations	0	733	0	733
Short-Term Instruments
Repurchase Agreements	0	2,320	0	2,320
U.S. Treasury Bills	0	590	0	590
	$0	$85,203	$0	$85,203

Short Sales, at value	$0	$(736)	$0	$(736)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$0	$242	$0	$242

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(1,493)	$0	$(1,493)

Totals	$0	$83,216	$0	$83,216

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$0	$0	$0	$242	$242

Liabilities:
Unrealized depreciation on OTC swap agreements	$0	$0	$0	$0	$1,493	$1,493

See Accompanying Notes	Semiannual Report	September 30, 2011	75

Schedule of Investments PIMCO Tax Managed Real Return Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$0	$0	$0	$46	$46

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$0	$0	$0	$(1,962)	$(1,962)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(i)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral Pledged	Net Exposures (1)
BRC	$(401)	$290	$(111)
MYC	(777)	185	(592)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

76	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.1%
AGFS Funding Co.
5.500% due 05/10/2017		$2,600	$2,285
Del Monte Corp.
4.500% due 02/16/2018		600	557
Intelsat Ltd.
5.250% due 04/02/2018		997	963
Novelis, Inc.
3.750% due 03/10/2017		2,786	2,730

Total Bank Loan Obligations (Cost $6,935)			6,535

CORPORATE BONDS & NOTES 10.9%

BANKING & FINANCE 8.4%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		1,300	1,202
Ally Financial, Inc.
3.751% due 06/20/2014		1,400	1,279
American International Group, Inc.
8.250% due 08/15/2018		300	334
Banco Santander Chile
2.875% due 11/13/2012		900	901
Bank of America Corp.
1.673% due 01/30/2014		800	725
BNP Paribas S.A.
5.186% due 06/29/2049		100	70
Capital One Capital VI
8.875% due 05/15/2040		200	204
CIT Group, Inc.
7.000% due 05/01/2014		38	39
7.000% due 05/01/2015		369	367
7.000% due 05/01/2016		215	209
7.000% due 05/01/2017		361	350
Citigroup, Inc.
3.953% due 06/15/2016		300	300
6.000% due 08/15/2017		200	213
6.125% due 11/21/2017		200	214
Countrywide Financial Corp.
5.800% due 06/07/2012		300	301
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		1,000	976
Goldman Sachs Group, Inc.
3.625% due 02/07/2016		1,800	1,755
5.375% due 03/15/2020		3,600	3,586
HSBC Bank PLC
3.100% due 05/24/2016		1,300	1,295
International Lease Finance Corp.
5.750% due 05/15/2016		300	267
6.250% due 05/15/2019		800	697
6.375% due 03/25/2013		100	98
6.500% due 09/01/2014		1,600	1,608
6.750% due 09/01/2016		1,400	1,410
Lloyds TSB Bank PLC
12.000% due 12/29/2049		1,100	1,011
Merrill Lynch & Co., Inc.
5.000% due 01/15/2015		100	97
6.400% due 08/28/2017		100	97
6.750% due 05/21/2013	EUR	100	134
6.875% due 04/25/2018		$200	201
Morgan Stanley
5.950% due 12/28/2017		600	583
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		600	544
Royal Bank of Scotland Group PLC
4.625% due 09/22/2021	EUR	900	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 08/24/2020		$200	$194
6.666% due 04/29/2049	CAD	100	57
6.990% due 10/29/2049		$2,050	1,312
7.640% due 03/29/2049		100	48
SLM Corp.
0.553% due 01/27/2014		600	551
5.375% due 05/15/2014		50	49
6.250% due 01/25/2016		300	295
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	100	118
5.750% due 09/15/2016		$100	73
Stone Street Trust
5.902% due 12/15/2015		500	518
Weyerhaeuser Co.
7.375% due 10/01/2019		200	221

			25,304

INDUSTRIALS 2.0%
Altria Group, Inc.
4.750% due 05/05/2021		300	311
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		500	525
Barrick North America Finance LLC
4.400% due 05/30/2021		300	309
CVS Pass-Through Trust
7.507% due 01/10/2032		872	1,031
Del Monte Foods Co.
7.625% due 02/15/2019		150	128
DISH DBS Corp.
6.750% due 06/01/2021		500	480
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		100	98
8.146% due 04/11/2018		200	220
9.250% due 04/23/2019		200	234
Petrobras International Finance Co.
7.875% due 03/15/2019		100	117
Petroleos Mexicanos
5.500% due 01/21/2021		900	954
RZD Capital Ltd.
5.739% due 04/03/2017		500	499
Transocean, Inc.
6.500% due 11/15/2020		900	985
UAL Pass-Through Trust
10.400% due 05/01/2018		273	295

			6,186

UTILITIES 0.5%
BP Capital Markets PLC
3.125% due 10/01/2015		300	311
3.625% due 05/08/2014		480	504
4.500% due 10/01/2020		600	652

			1,467

Total Corporate Bonds & Notes (Cost $33,395)			32,957

MUNICIPAL BONDS & NOTES 74.3%

ALASKA 1.5%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021		4,000	4,558

ARIZONA 1.0%
Mesa, Arizona General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
5.000% due 07/01/2018		500	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
University of Arizona Revenue Bonds, Series 2011
5.000% due 08/01/2025	$2,095	$2,345

		2,922

CALIFORNIA 17.9%
California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2020	3,000	3,568
5.000% due 05/01/2021	3,000	3,532
5.000% due 05/01/2022	3,000	3,500
California State Department of Water Resources Revenue Notes, Series 2011
5.000% due 05/01/2021	5,000	5,983
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	400	476
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	1,000	1,136
California State General Obligation Bonds, (NPFGC Insured), Series 2004
5.000% due 07/01/2015	4,400	4,868
California State General Obligation Bonds, Series 2004
0.100% due 07/01/2023	1,000	1,000
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018	2,500	2,877
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	600	703
California State General Obligation Notes, Series 2008
5.000% due 04/01/2015	125	141
California State General Obligation Notes, Series 2009
5.500% due 04/01/2018	500	590
California State Hartnell Community College District General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (c)	1,000	570
California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.500% due 11/15/2040	7,500	7,941
California State Northern Power Agency Revenue Bonds, Series 2010
5.000% due 07/01/2021	1,500	1,728
Escondido, California Union High School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2025	3,000	1,413
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
7.875% due 06/01/2042	250	281
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	500	353
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2008
0.160% due 07/01/2031	1,225	1,225
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2009
5.250% due 07/01/2024	500	574
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2011
5.000% due 07/01/2022	3,000	3,573

See Accompanying Notes	Semiannual Report	September 30, 2011	77

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Unified School District General Obligation Bonds, Series 2009
5.000% due 07/01/2019	$125	$147
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	1,800	2,012
Sacramento, California Municipal Utility District Revenue Notes, Series 2011
5.000% due 08/15/2022 (a)	3,000	3,481
San Francisco, California City & County Public Utilities Commission Revenue Bonds, Series 2009
5.000% due 11/01/2021	1,000	1,185
Santa Clara, California Unified School District General Obligation Bonds, Series 2009
5.000% due 07/01/2022	450	511
Windsor, California Unified School District General Obligation Notes, Series 2011
0.000% due 08/01/2036	2,500	547

		53,915

COLORADO 2.5%
Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	700	747
Denver, Colorado City & County Revenue Bonds, Series 2011
5.250% due 11/15/2022	4,500	5,003
Douglas & Elbert Counties, Colorado School District No. Re-1 General Obligation Bonds, Series 2009
5.250% due 12/15/2021	1,500	1,883

		7,633

FLORIDA 3.4%
Florida State Board of Education General Obligation Notes, Series 2010
5.000% due 06/01/2019	1,000	1,201
5.000% due 06/01/2020	1,000	1,212
Florida State Board of Education General Obligation Notes, Series 2011
5.000% due 06/01/2025	4,000	4,684
Florida State Citizens Property Insurance Corp. Revenue Notes, Series 2011
5.000% due 06/01/2020	2,500	2,672
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 07/01/2018	400	453

		10,222

GEORGIA 1.3%
Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	2,000	2,114
Georgia State Municipal Electric Authority Revenue Notes, Series 2010
5.000% due 11/01/2019	1,580	1,835

		3,949

HAWAII 0.3%
Hawaii State General Obligation Notes, Series 2009
5.000% due 06/01/2014	250	279
5.000% due 06/01/2017	500	596

		875

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 2.2%
Chicago, Illinois Board of Education General Obligation Bonds, Series 2008
5.250% due 12/01/2026	$100	$105
Chicago, Illinois Water Revenue Bonds, (AMBAC Insured), Series 2006
5.000% due 11/01/2036	3,000	3,085
Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	1,250	1,385
Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
5.000% due 12/01/2019	100	118
Illinois State General Obligation Notes, Series 2007
5.000% due 01/01/2014	250	271
Illinois State Regional Transportation Authority Revenue Bonds, (AGM Insured), Series 2004
5.750% due 06/01/2034	500	593
Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	1,000	1,118

		6,675

INDIANA 2.4%
Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	200	244
Indianapolis, Indiana Local Public Improvement Revenue Notes, (AGC Insured), Series 2009
5.000% due 01/01/2019	500	570
Indianapolis, Indiana Local Public Improvement Revenue Notes, Series 2009
5.000% due 02/01/2015	500	568
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	5,000	5,797

		7,179

IOWA 0.6%
Iowa State Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 08/15/2020	1,500	1,852

KANSAS 0.1%
Kansas State Department of Transportation Revenue Bonds, Series 2004
5.000% due 09/01/2022	350	409

MARYLAND 0.3%
University of Maryland Revenue Notes, Series 2006
5.000% due 10/01/2015	825	961

MASSACHUSETTS 2.7%
Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2006
5.250% due 07/01/2020	1,150	1,419
Massachusetts State Educational Financing Authority Revenue Notes, Series 2010
5.500% due 01/01/2017	2,000	2,245
Massachusetts State General Obligation Bonds, (NPFGC/IBC Insured), Series 2002
5.500% due 08/01/2019	150	187
Massachusetts State General Obligation Bonds, Series 2001
5.500% due 11/01/2014	1,000	1,146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts State General Obligation Bonds, Series 2006
0.120% due 03/01/2026	$2,000	$2,000
Massachusetts State General Obligation Notes, Series 2010
5.000% due 06/01/2017	1,000	1,195

		8,192

MICHIGAN 1.1%
Michigan State Building Authority Revenue Notes, Series 2011
5.000% due 10/15/2024	3,000	3,293

MINNESOTA 0.4%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	1,200	1,272

MISSISSIPPI 0.4%
Mississippi State University Educational Building Corp. Revenue Notes, (NPFGC/FGIC Insured), Series 2004
5.000% due 08/01/2013	1,000	1,080

NEVADA 0.7%
Nevada State General Obligation Notes, Series 2005
5.000% due 02/01/2015	2,000	2,253

NEW JERSEY 4.4%
Hamilton, New Jersey General Obligation Notes, (NPFGC/FGIC Insured), Series 2005
4.000% due 08/01/2013	1,000	1,064
New Jersey State Economic Development Authority Revenue Bonds, Series 2011
5.500% due 09/01/2021	5,000	5,835
New Jersey State Economic Development Authority Revenue Notes, Series 2010
5.000% due 12/15/2016	2,500	2,856
New Jersey State Transportation Trust Fund Authority Revenue Notes, (NPFGC/FGIC Insured), Series 2005
5.500% due 12/15/2020	3,000	3,509

		13,264

NEW YORK 12.1%
Liberty, New York Development Corp. Revenue Bonds, Series 2005
5.250% due 10/01/2035	500	510
New York City, New York General Obligation Bonds, Series 1993
0.100% due 08/01/2020	1,000	1,000
New York City, New York General Obligation Bonds, Series 2008
0.110% due 04/01/2032	2,500	2,500
New York City, New York General Obligation Notes, Series 2005
5.000% due 08/01/2015	1,000	1,148
New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2018	2,700	3,216
5.000% due 08/01/2019	5,000	5,950
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.250% due 06/15/2040	500	548

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2026	$3,000	$3,431
5.375% due 06/15/2043	3,000	3,389
New York City, New York Transitional Finance Authority Revenue Bonds, (AGM Insured), Series 2003
5.250% due 02/01/2014	125	133
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2002
0.110% due 11/01/2022	1,000	1,000
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2007
5.000% due 11/01/2021	500	568
New York State Dormitory Authority Revenue Bonds, Series 1993
5.500% due 05/15/2013	1,000	1,045
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2021	1,000	1,147
5.000% due 07/01/2039	500	538
New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 03/15/2021	2,730	3,298
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2006
5.000% due 07/15/2021	100	112
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.000% due 07/15/2021	2,700	3,095
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, Series 2008
5.000% due 11/15/2021	1,500	1,720
New York State Urban Development Corp. Revenue Bonds, Series 2008
5.500% due 01/01/2019	1,000	1,199
New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 01/01/2014	895	982

		36,529

NORTH CAROLINA 0.5%
Charlotte, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 06/01/2014	300	330
North Carolina State Infrastructure Finance Corp. Certificates of Participation Bonds, (AGM Insured), Series 2006
5.000% due 02/01/2021	500	563
North Carolina State Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	700	726

		1,619

OHIO 3.8%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	500	351
6.500% due 06/01/2047	5,100	3,911
Ohio State Building Authority Revenue Bonds, Series 2009
5.000% due 10/01/2020	100	115
Ohio State Miami University Revenue Notes, Series 2010
5.000% due 09/01/2015	3,425	3,892
5.000% due 09/01/2016	2,715	3,121

		11,390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OKLAHOMA 0.6%
Oklahoma State Municipal Power Authority Revenue Bonds, (AGM Insured), Series 2010
5.000% due 01/01/2021	$1,525	$1,780

OREGON 0.2%
Washington County, Oregon School District No. 1 West Union General Obligation Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 06/15/2018	500	610

PENNSYLVANIA 2.2%
Pennsylvania State General Obligation Bonds, Series 2004
5.000% due 09/01/2018	2,500	2,782
Pennsylvania State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	605
Pennsylvania State Higher Educational Facilities Authority Revenue Notes, Series 2009
5.000% due 09/01/2017	625	746
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority Revenue Bonds, Series 2003
0.130% due 02/15/2014	2,500	2,500

		6,633

TENNESSEE 0.2%
Rutherford County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2010
5.000% due 11/15/2040	500	527

TEXAS 5.5%
Corpus Christi, Texas General Obligation Notes, (AGC Insured), Series 2009
4.000% due 03/01/2018	150	171
Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Notes, Series 2011
5.000% due 11/01/2019	1,000	1,163
5.000% due 11/01/2020	1,000	1,160
Forth Worth, Texas Revenue Notes, Series 2010
4.250% due 02/15/2020	1,000	1,147
Houston, Texas Utility System Revenue Bonds, (AGC Insured), Series 2009
5.250% due 11/15/2033	250	272
Laredo, Texas Independent School District General Obligation Bonds, (PSF/GTD Insured), Series 2005
5.000% due 08/01/2022	1,800	2,003
Leander, Texas Independent School District General Obligiation Notes, (PSF/GTD Insured), Series 2011
4.000% due 08/15/2020	3,290	3,744
San Antonio, Texas Revenue Notes, Series 2009
5.000% due 02/01/2019	500	603
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	800	842
5.000% due 04/01/2019	1,000	1,197
Texas State General Obligation Bonds, Series 2009
5.000% due 08/01/2023	125	146
Texas State General Obligation Notes, Series 2010
5.000% due 10/01/2017	1,500	1,810
Texas State Lone Star College System General Obligation Notes, Series 2010
5.000% due 08/15/2018	1,500	1,816

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas State Lower Colorado River Authority Revenue Bonds, Series 2009
5.000% due 05/15/2023	$500	$558
Williamson County, Texas General Obligation Bonds, (NPFGC Insured), Series 2005
5.250% due 02/15/2018	100	119

		16,751

UTAH 0.3%
Riverton, Utah Revenue Bonds, Series 2009
5.000% due 08/15/2041	750	766

VIRGINIA 0.2%
Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2009
5.000% due 10/01/2017	410	486

WASHINGTON 5.1%
Clark County, Washington Public Utility District No. 1 Revenue Notes, Series 2010
5.000% due 01/01/2016	1,500	1,681
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	1,000	1,046
King County, Washington General Obligation Bonds, Series 2009
5.125% due 01/01/2036	250	273
5.250% due 01/01/2039	500	544
King County, Washington School District No. 411 General Obligation Bonds, (AGM Insured), Series 2001
5.625% due 12/01/2014	1,000	1,145
Seattle, Washington Revenue Notes, Series 2010
5.000% due 02/01/2016	2,500	2,899
5.000% due 02/01/2019	2,500	2,999
Washington State Energy Northwest Revenue Notes, Series 2008
5.000% due 07/01/2017	1,295	1,544
Washington State Energy Northwest Revenue Notes, Series 2010
5.000% due 07/01/2017	1,000	1,192
Washington State General Obligation Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,207
Washington State General Obligation Notes, Series 2009
5.000% due 01/01/2013	250	265
Yakima County, Washington School District No. 7 Yakima General Obligation Bonds, Series 2009
5.000% due 12/01/2020	500	592

		15,387

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	195	142

WISCONSIN 0.4%
Wisconsin State General Obligation Bonds, Series 2008
5.000% due 05/01/2019	125	148
Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2010
5.000% due 11/15/2033	900	922

		1,070

Total Municipal Bonds & Notes (Cost $213,631)		224,194

See Accompanying Notes	Semiannual Report	September 30, 2011	79

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 3.9%
Fannie Mae
0.355% due 03/25/2034		$83	$83
1.135% due 04/25/2032		99	101
3.500% due 10/01/2041		8,000	8,226
4.000% due 10/01/2026		3,000	3,164
4.500% due 04/01/2024		49	52

Total U.S. Government Agencies (Cost $11,504)			11,626

U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Bonds
4.750% due 02/15/2041 (e)		504	691
6.125% due 11/15/2027		16	24
7.125% due 02/15/2023 (d)(e)(f)		600	907
7.875% due 02/15/2021		25	38
8.125% due 05/15/2021 (e)		92	143
U.S. Treasury Notes
2.125% due 12/31/2015 (d)(e)		600	635
2.625% due 08/15/2020		44	47
3.125% due 05/15/2021		1,322	1,470

Total U.S. Treasury Obligations (Cost $3,778)			3,955

MORTGAGE-BACKED SECURITIES 2.1%
Adjustable Rate Mortgage Trust
2.760% due 05/25/2035		74	70
American Home Mortgage Assets
1.202% due 09/25/2046		58	28
Banc of America Funding Corp.
2.903% due 06/20/2032		104	96
5.747% due 01/20/2047		112	76
Bear Stearns Adjustable Rate Mortgage Trust
5.244% due 03/25/2035		678	607
Countrywide Home Loan Mortgage Pass-Through Trust
2.793% due 08/25/2034		75	53
Credit Suisse First Boston Mortgage Securities Corp.
2.440% due 07/25/2033		68	59
EMF-NL
2.406% due 04/17/2041	EUR	100	107
Eurosail PLC
2.356% due 10/17/2040		122	146
GSR Mortgage Loan Trust
2.428% due 06/25/2034		$127	103
5.750% due 01/25/2037		100	91

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
2.275% due 05/25/2034		$243	$208
Mellon Residential Funding Corp.
0.659% due 08/15/2032		979	879
0.709% due 06/15/2030		214	198
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		133	89
MLCC Mortgage Investors, Inc.
1.222% due 10/25/2035		63	51
Morgan Stanley Capital
4.118% due 07/15/2049 (a)		300	308
Prudential Commercial Mortgage Trust
3.669% due 02/11/2036		310	312
Residential Asset Securitization Trust
6.000% due 07/25/2037		446	337
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		117	78
WaMu Mortgage Pass-Through Certificates
1.642% due 08/25/2042		72	60
5.349% due 03/25/2037		2,716	2,074
Wells Fargo Mortgage-Backed Securities Trust
4.795% due 01/25/2035		418	387

Total Mortgage-Backed Securities (Cost $6,483)			6,417

ASSET-BACKED SECURITIES 1.1%
Credit-Based Asset Servicing & Securitization LLC
5.303% due 12/25/2035		809	735
IXIS Real Estate Capital Trust
0.465% due 01/25/2037		194	63
JPMorgan Mortgage Acquisition Corp.
0.325% due 10/25/2036		43	42
0.375% due 10/25/2036		1,000	440
Option One Mortgage Loan Trust
5.611% due 01/25/2037		1,490	688
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		1,035	1,026
Residential Asset Securities Corp.
6.228% due 04/25/2032		26	26
WaMu Asset-Backed Certificates
0.385% due 01/25/2037		1,000	349

Total Asset-Backed Securities (Cost $3,283)			3,369

SOVEREIGN ISSUES 6.3%
Australia Government Bond
4.750% due 06/15/2016	AUD	5,000	5,038
5.500% due 01/21/2018		4,800	5,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 04/21/2023	AUD	3,100	$3,309
6.000% due 02/15/2017		1,300	1,389
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2012	BRL	256	136
10.000% due 01/01/2013		52	27
10.000% due 01/01/2014		53	28
10.000% due 01/01/2017		1,700	849
Mexico Government International Bond
6.500% due 06/10/2021	MXN	10,650	772
10.000% due 12/05/2024		20,950	1,930
Qatar Government International Bond
5.250% due 01/20/2020		$500	552

Total Sovereign Issues (Cost $19,405)			19,072

SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 0.4%
Banco do Brasil S.A.
0.448% due 02/14/2014		1,300	1,299

REPURCHASE AGREEMENTS 0.9%
State Street Bank and Trust Co.
0.010% due 10/03/2011		2,567	2,567

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $2,621. Repurchase proceeds are $2,567.)

U.S. TREASURY BILLS 5.0%
0.021% due 10/20/2011 - 03/22/2012 (b)(d)(e)(f)		15,049	15,047

Total Short-Term Instruments (Cost $18,915)			18,913

PURCHASED OPTIONS (h) 0.3%
(Cost $2,193)			829

Total Investments 108.6% (Cost $319,522)			$327,867

Written Options (i) (0.5%) (Premiums $1,216)			(1,557)

Other Assets and Liabilities (Net) (8.1%)			(24,487)

Net Assets 100.0%			$301,823

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Securities with an aggregate market value of $10,933 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $1,224 and cash of $560 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2013	37	$115
90-Day Euribor March Futures	Long	03/2013	12	37
90-Day Eurodollar December Futures	Long	12/2011	97	(2)
Euro-Bund 10-Year Bond December Futures	Long	12/2011	34	63

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
Japan Government 10-Year Bond December Futures	Short	12/2011	1	$6
U.S. Treasury 5-Year Note December Futures	Short	12/2011	722	40
U.S. Treasury 10-Year Note December Futures	Short	12/2011	31	(45)
U.S. Treasury 30-Year Bond December Futures	Long	12/2011	149	(39)
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2011	65	1,048

				$1,223

(f)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $1,708 and cash of $82 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-12 5-Year Index	1.000%	06/20/2014	$	99	$0	$0
CDX.IG-14 5-Year Index	1.000%	06/20/2015		20,900	161	76
CDX.IG-15 5-Year Index	1.000%	12/20/2015		6,500	72	33
CDX.IG-16 5-Year Index	1.000%	06/20/2016		18,700	311	59

					$544	$168

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	1.250%	12/21/2014	$23,800	$(307)	$91
Receive	3-Month USD-LIBOR	1.500%	12/21/2015	23,800	392	(155)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	11,000	(1,065)	64
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	9,700	(1,360)	107
Receive	3-Month USD-LIBOR	4.000%	12/21/2031	4,200	(940)	(330)

					$(3,280)	$(223)

(g)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	(1.000%	)	06/20/2016	3.821%	$	300	$35	$8	$27
Alcoa, Inc.	MYC	(1.000%	)	06/20/2016	3.821%		200	24	6	18
Carnival Corp.	BOA	(1.000%	)	03/20/2016	1.291%		300	4	0	4
Carnival Corp.	BPS	(1.000%	)	09/20/2016	1.410%		200	4	1	3
Carnival Corp.	GST	(1.000%	)	09/20/2016	1.410%		300	6	2	4
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	1.041%		600	1	(3)	4
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2021	0.720%		300	(8)	(10)	2
Credit Agricole S.A.	BOA	(1.000%	)	03/20/2021	2.644%	EUR	200	32	12	20
Credit Agricole S.A.	FBF	(1.000%	)	03/20/2021	2.644%		200	32	11	21
Credit Agricole S.A.	HUS	(1.000%	)	03/20/2021	2.644%		200	32	10	22
Credit Agricole S.A.	RYL	(1.000%	)	03/20/2021	2.644%		200	32	12	20
DDR Corp.	BOA	(1.000%	)	06/20/2016	4.954%	$	300	47	8	39
DDR Corp.	GST	(1.000%	)	06/20/2016	4.954%		300	47	9	38
FedEx Corp.	BOA	(1.000%	)	03/20/2021	1.592%		300	14	6	8
General Electric Capital Corp.	DUB	(1.000%	)	09/20/2016	3.064%		300	27	4	23
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	3.064%		900	81	13	68
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	3.646%	EUR	300	44	27	17
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	3.646%		300	44	22	22
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.401%	$	300	(9)	(7)	(2)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	1.072%		300	1	(5)	6
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.708%		300	(5)	(6)	1
Home Depot, Inc.	BOA	(1.000%	)	03/20/2021	1.013%		300	0	(1)	1
Home Depot, Inc.	CBK	(1.000%	)	06/20/2021	1.022%		300	1	(1)	2
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.533%		300	(7)	(9)	2
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.494%		300	(7)	(9)	2
Kimco Realty Corp.	MYC	(1.000%	)	06/20/2016	2.709%		300	22	(1)	23

See Accompanying Notes	Semiannual Report	September 30, 2011	81

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Kohl's Corp.	BOA	(1.000%	)	06/20/2016	1.332%	$	300	$5	$(3)	$8
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	0.649%		300	(5)	(9)	4
Marriott International, Inc.	BOA	(1.000%	)	03/20/2016	1.486%		300	6	(2)	8
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	1.608%		600	17	10	7
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	1.608%		100	2	2	0
Nordstrom, Inc.	BOA	(1.000%	)	09/20/2016	1.277%		100	1	0	1
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	1.277%		200	2	(1)	3
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.639%		300	(6)	(9)	3
Ryder System, Inc.	BOA	(1.000%	)	03/20/2016	1.554%		600	14	5	9
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	1.682%		300	10	2	8
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	1.682%		300	10	2	8
Ryder System, Inc.	UAG	(1.000%	)	06/20/2016	1.621%		100	3	1	2
Sempra Energy	BRC	(1.100%	)	03/20/2014	0.492%		100	(2)	0	(2)
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2016	1.834%		300	11	4	7
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2016	2.625%		200	13	1	12
Sweden Government Interantional Bond	BOA	(0.250%	)	09/20/2021	0.759%		900	41	17	24
Sweden Government Interantional Bond	BPS	(0.250%	)	09/20/2021	0.759%		300	13	5	8
Target Corp.	BOA	(1.000%	)	09/20/2016	0.576%		300	(6)	(6)	0
Target Corp.	JPM	(1.000%	)	09/20/2016	0.576%		400	(8)	(9)	1
Target Corp.	MYC	(1.000%	)	06/20/2016	0.552%		300	(6)	(7)	1
Turkey Government International Bond	CBK	(1.000%	)	03/20/2021	3.204%		500	82	36	46
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.584%		300	(6)	(9)	3
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.541%		300	(7)	(9)	2
United Parcel Service of America, Inc.	JPM	(1.000%	)	03/20/2021	0.809%		100	(1)	(3)	2
Wal-Mart Stores, Inc.	BOA	(1.000%	)	03/20/2021	0.777%		300	(6)	(9)	3
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.783%		300	(6)	(7)	1
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	1.570%		400	11	4	7
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	1.570%		800	20	8	12
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	1.908%		300	12	7	5

								$708	$120	$588

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	12/20/2020	8.537%	$	600	$(90)	$26	$(116)
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	1.386%		200	26	7	19
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	1.386%		100	13	(4)	17
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	1.386%		300	40	4	36
Brazil Government International Bond	BRC	1.000%	09/20/2021	2.328%		600	(65)	(26)	(39)
Brazil Government International Bond	HUS	1.000%	09/20/2021	2.328%		500	(54)	(21)	(33)
Brazil Government International Bond	JPM	1.000%	09/20/2021	2.328%		700	(76)	(31)	(45)
Ensco PLC	FBF	1.000%	03/20/2014	1.056%		500	(1)	(4)	3
France Government Bond	DUB	0.250%	12/20/2015	1.713%		700	(41)	(15)	(26)
France Government Bond	GST	0.250%	09/20/2016	1.825%		700	(51)	(36)	(15)
Indonesia Government International Bond	FBF	1.000%	06/20/2021	3.372%		400	(70)	(26)	(44)
Mexico Government International Bond	BRC	1.000%	09/20/2021	2.320%		300	(32)	(12)	(20)
Mexico Government International Bond	DUB	1.000%	09/20/2021	2.320%		200	(22)	(8)	(14)
Mexico Government International Bond	GST	1.000%	09/20/2021	2.320%		400	(43)	(16)	(27)

							$(466)	$(162)	$(304)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-14 5-Year Index	CBK	(5.000%	)	06/20/2015	$	1,300	$59	$(4)	$63
CDX.HY-15 5-Year Index	BOA	(5.000%	)	12/20/2015		1,300	81	(50)	131
CDX.HY-15 5-Year Index	BPS	(5.000%	)	12/20/2015		4,500	278	(146)	424
CDX.HY-15 5-Year Index	BRC	(5.000%	)	12/20/2015		3,300	204	(103)	307
CDX.HY-15 5-Year Index	DUB	(5.000%	)	12/20/2015		6,300	390	(122)	512
CDX.HY-15 5-Year Index	MYC	(5.000%	)	12/20/2015		3,300	204	(103)	307
CDX.HY-16 5-Year Index	BOA	(5.000%	)	06/20/2016		1,200	106	0	106
CDX.HY-16 5-Year Index	BPS	(5.000%	)	06/20/2016		2,900	256	(67)	323
CDX.HY-16 5-Year Index	BRC	(5.000%	)	06/20/2016		5,900	520	(122)	642

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Credit Indices - Buy Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-16 5-Year Index	MYC	(5.000%	)	06/20/2016	$	1,600	$141	$0	$141
CMBX.NA.AAA.3 Index	GST	(0.080%	)	12/13/2049		1,700	227	240	(13)
CMBX.NA.AAA.4 Index	GST	(0.350%	)	02/17/2051		1,600	219	244	(25)
iTraxx Europe 12 Index	GST	(1.000%	)	12/20/2014	EUR	600	24	(10)	34
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016		2,200	513	291	222
iTraxx Europe Senior Financials 15 Index	MYC	(1.000%	)	06/20/2016		2,700	261	63	198

							$3,483	$111	$3,372

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1 Index	FBF	0.180%	07/25/2045	$	276	$(37)	$(40)	$3
ABX.HE.AAA.06-1 Index	JPM	0.180%	07/25/2045		482	(66)	(70)	4
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		6,000	(93)	0	(93)
CDX.IG-16 5-Year Index	MYC	1.000%	06/20/2016		15,100	(234)	(64)	(170)

						$(430)	$(174)	$(256)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS	BRL	24,000	$351	$47	$304
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		400	7	3	4
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		2,800	45	(8)	53
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		1,300	16	1	15
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		31,100	528	143	385
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		300	7	0	7
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		4,800	92	(1)	93
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UAG		11,300	144	(3)	147
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		3,200	66	5	61
Pay	1-Year BRL-CDI	12.610%	01/02/2013	RYL		2,300	49	0	49
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		3,500	50	(3)	53
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		11,300	160	(5)	165
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GLM		5,100	91	(4)	95
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HUS		2,400	49	5	44
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		3,300	51	2	49
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		3,300	55	3	52
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		3,600	59	0	59
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		9,900	169	8	161
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		5,800	167	33	134
Pay	3-Month SEK-STIBOR	2.500%	09/15/2016	BRC	SEK	15,100	29	(6)	35
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	CBK	$	1,100	(79)	(1)	(78)
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	HUS		7,700	(548)	(1)	(547)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	HUS		53,400	(7,414)	(1,679)	(5,735)

See Accompanying Notes	Semiannual Report	September 30, 2011	83

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	GLM	$	7,700	$(770)	$(2)	$(768)
Receive	3-Month USD-LIBOR	4.000%	06/17/2024	RYL		600	(120)	(25)	(95)
Receive	3-Month USD-LIBOR	4.000%	06/15/2031	MYC		8,500	(2,004)	176	(2,180)
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	GLM		5,400	(1,538)	50	(1,588)
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	RYL		1,100	(313)	13	(326)
Receive	3-Month USD-LIBOR	3.588%	08/26/2041	DUB		1,200	(232)	(8)	(224)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	BOA	EUR	800	(26)	0	(26)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	GLM		1,700	(55)	(1)	(54)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	MYC		800	(27)	(1)	(26)
Receive	6-Month EUR-EURIBOR	3.143%	12/20/2040	BOA		22,600	(1,111)	0	(1,111)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	FBF	JPY	110,000	(29)	(13)	(16)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	RYL		940,000	(248)	(116)	(132)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MYC	MXN	63,600	71	(1)	72
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		21,100	79	68	11
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		7,100	26	24	2

							$(12,153)	$(1,297)	$(10,856)

(h)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	3,900	$9	$2
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.250%	04/30/2012		20,200	91	8
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	7.000%	12/13/2013		13,000	208	49
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		8,200	929	230
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013	EUR	3,300	410	200
Put - OTC 30-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013		1,900	208	115

								$1,855	$604

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-16 5-Year Index	MYC	Buy	0.950%	12/21/2011	$	2,000	$35	$130
Put - OTC CDX.IG-17 5-Year Index	BOA	Buy	1.500%	03/21/2012		2,400	42	39
Call - OTC iTraxx Europe 16 5-Year Index	BPS	Sell	2.800%	12/21/2011	EUR	1,300	35	35
Call - OTC iTraxx Europe Crossover 15 5-Year Index	BPS	Sell	4.500%	12/21/2011		1,300	34	3
Call - OTC iTraxx Europe Crossover 15 5-Year Index	JPM	Sell	4.100%	12/21/2011		1,800	34	3
Call - OTC iTraxx Europe Crossover 15 5-Year Index	MYC	Sell	4.100%	12/21/2011		1,500	25	2
Call - OTC iTraxx Europe Crossover 15 5-Year Index	MYC	Sell	4.500%	12/21/2011		2,500	59	6
Call - OTC iTraxx Europe Senior Financials 15 5-Year Index	MYC	Sell	1.800%	12/21/2011		1,300	24	7

							$288	$225

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus KRW	JPM	KRW	1,063.300	10/10/2011	$	1,300	$25	$0
Put - OTC USD versus KRW	JPM		1,065.800	10/10/2011		1,300	25	0

							$50	$0

(i)	Written options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	3,900	$22	$(5)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	7.590%	12/13/2013		109,100	208	(41)

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	400	$2	$0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,000	21	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,800	18	(1)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		2,100	13	0
Call - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011	EUR	1,000	9	(55)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		1,000	11	0
Call - OTC 10-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011		2,200	21	(120)
Put - OTC 10-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		2,200	24	0
Call - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		4,200	86	(285)
Call - OTC 10-Year Interest Rate Swap	JPM	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		1,100	19	(75)
Call - OTC 10-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		1,600	28	(109)
Call - OTC 10-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		2,700	52	(183)
Call - OTC 10-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011		2,200	20	(120)
Put - OTC 10-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		2,200	24	0

								$591	$(996)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.HY-16 5-Year Index	BOA	Buy	90.000%	10/19/2011	$	1,200	$34	$(31)
Put - OTC CDX.HY-16 5-Year Index	BOA	Sell	90.000%	10/19/2011		1,200	36	(22)
Call - OTC CDX.HY-16 5-Year Index	BOA	Buy	92.000%	10/19/2011		600	14	(9)
Put - OTC CDX.HY-16 5-Year Index	BOA	Sell	92.000%	10/19/2011		600	16	(16)
Call - OTC CDX.HY-16 5-Year Index	MYC	Buy	92.000%	10/19/2011		1,200	28	(17)
Put - OTC CDX.HY-16 5-Year Index	MYC	Sell	92.000%	10/19/2011		1,200	31	(32)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.800%	12/21/2011		10,000	41	(51)
Put - OTC CDX.IG-16 5-Year Index	BPS	Sell	1.800%	12/21/2011		13,400	71	(69)
Put - OTC CDX.IG-16 5-Year Index	FBF	Sell	1.800%	12/21/2011		10,000	50	(51)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011		7,100	34	(99)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	2.200%	03/21/2012		4,800	47	(46)
Call - OTC iTraxx Europe 16 5-Year Index	BPS	Buy	2.300%	12/21/2011	EUR	2,600	35	(36)
Call - OTC iTraxx Europe Crossover 15 5-Year Index	BPS	Buy	4.000%	12/21/2011		2,600	34	(3)
Call - OTC iTraxx Europe Crossover 15 5-Year Index	MYC	Buy	4.000%	12/21/2011		5,000	59	(6)

							$530	$(488)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	CBK	JPY	74.950	01/13/2012	$1,224	$17	$(18)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$14,700	$ 78	$(55)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium

Balance at 03/31/2011	58	$171,000	EUR	16,800	$909
Sales	349	156,324		51,700	1,479
Closing Buys	(361)	(123,200)		(37,900)	(996)
Expirations	0	(4,000)		0	(51)
Exercised	(46)	(12,000)		0	(125)

Balance at 09/30/2011	0	$188,124	EUR	30,600	$1,216

See Accompanying Notes	Semiannual Report	September 30, 2011	85

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(j)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	20,406	10/2011	HUS	$239	$0	$239
Sell	BRL	443	11/2011	CBK	40	0	40
Sell		111	11/2011	FBL	10	0	10
Sell		3,767	11/2011	HUS	346	0	346
Sell		407	11/2011	UAG	37	0	37
Buy	CAD	3,188	10/2011	CBK	0	(151)	(151)
Buy		4,402	10/2011	DUB	0	(238)	(238)
Sell		3,195	10/2011	JPM	173	0	173
Sell	CHF	2,076	10/2011	DUB	121	0	121
Buy	CNY	1,954	11/2011	DUB	0	0	0
Buy		3,100	02/2012	BRC	3	0	3
Buy		6,689	02/2012	CBK	4	(3)	1
Buy		11,268	02/2012	DUB	6	0	6
Buy		38,141	02/2012	HUS	0	(17)	(17)
Buy		15,682	02/2012	JPM	2	(8)	(6)
Buy		12,893	02/2012	RYL	0	0	0
Buy		3,511	02/2012	UAG	1	0	1
Buy		17,953	02/2013	DUB	0	(52)	(52)
Buy		3,588	02/2013	GST	0	(14)	(14)
Buy		4,434	02/2013	JPM	0	(16)	(16)
Buy		1,790	08/2013	UAG	0	(5)	(5)
Sell	EUR	1,326	10/2011	BPS	98	0	98
Sell		2,722	10/2011	BRC	209	0	209
Sell		4,861	10/2011	FBL	276	0	276
Buy		2,585	10/2011	JPM	0	(240)	(240)
Sell		4,861	10/2011	MSC	262	0	262
Sell	GBP	2,517	12/2011	CBK	109	0	109
Buy	HKD	7,919	12/2011	CBK	2	0	2
Buy		2,400	12/2011	DUB	0	0	0
Sell	HUF	109,852	10/2011	DUB	39	0	39
Sell		61,004	10/2011	HUS	22	0	22
Sell		12,205	10/2011	UAG	4	0	4
Sell		61,385	11/2011	BRC	28	0	28
Buy	INR	148,210	11/2011	BRC	0	(299)	(299)
Sell	JPY	317,346	10/2011	BOA	0	(115)	(115)
Sell		460,085	10/2011	CBK	0	(241)	(241)
Sell	KRW	1,383,915	10/2011	JPM	129	0	129
Buy		3,634,473	11/2011	JPM	0	(367)	(367)
Sell	MXN	476	11/2011	BOA	6	0	6
Buy		11,641	11/2011	BRC	0	(148)	(148)
Sell		27,387	11/2011	BRC	309	0	309
Buy		2,579	11/2011	DUB	0	(33)	(33)
Sell		11,897	11/2011	DUB	150	0	150
Sell		14,968	11/2011	HUS	142	0	142
Buy		38,113	11/2011	MSC	0	(513)	(513)
Sell		11,747	11/2011	UAG	111	0	111
Sell		30,109	02/2012	BRC	374	0	374
Buy		27,228	02/2012	HUS	0	(236)	(236)
Sell		20,945	02/2012	HUS	17	0	17
Buy		23,827	02/2012	MSC	0	(205)	(205)
Buy		20,945	09/2012	HUS	0	(16)	(16)
Buy	MYR	12,597	04/2012	UAG	0	(263)	(263)
Buy	NOK	4,221	10/2011	CBK	0	(65)	(65)
Buy		4,221	10/2011	JPM	0	(69)	(69)
Buy	SGD	1	12/2011	UAG	0	0	0
Buy	TWD	91,466	01/2012	BRC	0	(214)	(214)

					$3,269	$(3,528)	$(259)

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities(2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$6,535	$0	$6,535
Corporate Bonds & Notes
Banking & Finance	0	25,304	0	25,304
Industrials	0	5,891	295	6,186
Utilities	0	1,467	0	1,467
Municipal Bonds & Notes
Alaska	0	4,558	0	4,558
Arizona	0	2,922	0	2,922
California	0	53,915	0	53,915
Colorado	0	7,633	0	7,633
Florida	0	10,222	0	10,222
Georgia	0	3,949	0	3,949
Hawaii	0	875	0	875
Illinois	0	6,675	0	6,675
Indiana	0	7,179	0	7,179
Iowa	0	1,852	0	1,852
Kansas	0	409	0	409
Maryland	0	961	0	961
Massachusetts	0	8,192	0	8,192
Michigan	0	3,293	0	3,293
Minnesota	0	1,272	0	1,272
Mississippi	0	1,080	0	1,080
Nevada	0	2,253	0	2,253
New Jersey	0	13,264	0	13,264
New York	0	36,529	0	36,529
North Carolina	0	1,619	0	1,619
Ohio	0	11,390	0	11,390
Oklahoma	0	1,780	0	1,780
Oregon	0	610	0	610
Pennsylvania	0	6,633	0	6,633
Tennessee	0	527	0	527
Texas	0	16,751	0	16,751

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Utah	$0	$766	$0	$766
Virginia	0	486	0	486
Washington	0	15,387	0	15,387
West Virginia	0	142	0	142
Wisconsin	0	1,070	0	1,070
U.S. Government Agencies	0	11,626	0	11,626
U.S. Treasury Obligations	0	3,955	0	3,955
Mortgage-Backed Securities	0	6,417	0	6,417
Asset-Backed Securities	0	3,369	0	3,369
Sovereign Issues	0	19,072	0	19,072
Short-Term Instruments
Certificates of Deposit	0	1,299	0	1,299
Repurchase Agreements	0	2,567	0	2,567
U.S. Treasury Bills	0	15,047	0	15,047
Purchased Options
Credit Contracts	0	225	0	225
Interest Rate Contracts	0	604	0	604
	$0	$327,572	$295	$327,867

Financial Derivative Instruments (7) - Assets
Credit Contracts	168	4,085	0	4,253
Foreign Exchange Contracts	0	3,269	0	3,269
Interest Rate Contracts	1,309	2,311	0	3,620
	$1,477	$9,665	$0	$11,142

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,174)	0	(1,174)
Foreign Exchange Contracts	0	(3,546)	0	(3,546)
Interest Rate Contracts	(86)	(14,385)	(55)	(14,526)
	$(86)	$(19,105)	$(55)	$(19,246)

Totals	$1,391	$318,132	$240	$319,763

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$324	$0	$(10)	$0	$0	$(19)	$0	$0	$295	$(18)
Asset-Backed Securities	1,398	0	(365)	0	0	(7)	0	(1,026)	0	0

	$1,722	$0	$(375)	$0	$0	$(26)	$0	$(1,026)	$295	$(18)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(123)	$0	$0	$0	$0	$68	$0	$0	$(55)	$68

Totals	$1,599	$0	$(375)	$0	$0	$42	$0	$(1,026)	$240	$50

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Semiannual Report	September 30, 2011	87

Schedule of Investments PIMCO Unconstrained Tax Managed Bond Fund (Cont.)

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$225	$0	$0	$604	$829
Variation margin receivable on financial derivative instruments (2)	0	106	0	0	280	386
Unrealized appreciation on foreign currency contracts	0	0	0	3,269	0	3,269
Unrealized appreciation on OTC swap agreements	0	4,084	0	0	2,050	6,134

	$0	$4,415	$0	$3,269	$2,934	$10,618

Liabilities:
Written options outstanding	$0	$488	$0	$18	$1,051	$1,557
Variation margin payable on financial derivative instruments (2)	0	0	0	0	91	91
Unrealized depreciation on foreign currency contracts	0	0	0	3,528	0	3,528
Unrealized depreciation on OTC swap agreements	0	684	0	0	12,906	13,590

	$0	$1,172	$0	$3,546	$14,048	$18,766

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$(212)	$29	$(7)	$(19)	$(209)
Net realized gain (loss) on futures contracts, written options and swaps	0	(276)	133	99	(12,359)	(12,403)
Net realized gain on foreign currency transactions	0	0	0	658	0	658

	$0	$(488)	$162	$750	$(12,378)	$(11,954)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$9	$0	$(50)	$(1,451)	$(1,492)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	4,352	0	(1)	(11,251)	(6,900)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(65)	0	(65)

	$0	$4,361	$0	$(116)	$(12,702)	$(8,457)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,223 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(55) as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,115)	$998	$(117)
BPS	624	(410)	214
BRC	1,135	(1,140)	(5)
CBK	(328)	260	(68)
DUB	70	(1,590)	(1,520)
FBF	(109)	0	(109)
FBL	286	(260)	26
GLM	(2,288)	1,940	(348)
GST	443	(490)	(47)

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
HUS	$(6,672)	$6,380	$(292)
JPM	(349)	260	(89)
MSC	(456)	(95)	(551)
MYC	(333)	(79)	(412)
RBC	16	0	16
RYL	(776)	815	39
SOG	44	0	44
UAG	(37)	(40)	(77)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	89

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, and Class C shares of eight funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2011 (Unaudited)

market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Semiannual Report	September 30, 2011	91

Notes to Financial Statements (Cont.)

4.  SECURITIES AND OTHER INVESTMENTS

(a) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(b) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(c) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(d) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(e) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2011 are disclosed in the Notes to the Schedules of Investments.

(f) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest

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expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(g) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(h) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(i) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk

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associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. A Fund may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  Certain Funds may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A short straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The short straddle profits when the underlying security price has little volatility before the expiration date. A long straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The long straddle profits when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered commodities exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce

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risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open

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transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D (1)		A, B and C Classes
PIMCO California Intermediate Municipal Bond Fund	0.225%		0.22%	0.32%	N/A	0.55%		0.30%
PIMCO California Short Duration Municipal Income Fund	0.18%		0.15%	0.25%	N/A	0.55%		0.30%
PIMCO High Yield Municipal Bond Fund	0.30%	(2)	0.25%	0.35%	N/A	0.55%	(4)	0.30%	(3)
PIMCO Municipal Bond Fund	0.20%		0.24%	0.34%	0.24%	0.55%		0.30%
PIMCO New York Municipal Bond Fund	0.225%		0.22%	0.32%	N/A	0.55%		0.30%
PIMCO Short Duration Municipal Income Fund	0.18%		0.15%	0.25%	0.15%	0.55%		0.30%
PIMCO Tax Managed Real Return Fund	0.25%		0.20%	0.30%	N/A	0.60%		0.35%
PIMCO Unconstrained Tax Managed Bond Fund	0.40%		0.30%	0.40%	N/A	0.70%		0.45%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2011 (Unaudited)

(2)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.01% of the Investment Advisory Fee to 0.29%.
(3)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.05% of the Supervisory and Administrative Fee to 0.25%.
(4)	PIMCO has contractually agreed, through July 31, 2012, to waive 0.05% of the Supervisory and Administrative Fee to 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B and C Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%

	Allowable Rate
	Distribution Fee	Servicing Fee
Class C
PIMCO California Short Duration Municipal Income and PIMCO Short Duration Municipal Income Funds	0.30%	0.25%
PIMCO Municipal Bond and PIMCO Tax Managed Real Return Funds	0.50%	0.25%
All other Funds	0.75%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2011, the Distributor received $9,953,873 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Tax Managed Real Return and PIMCO Unconstrained Tax Managed Bond Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Tax Managed Real Return Fund	$39
PIMCO Unconstrained Tax Managed Bond Fund	22

To maintain certain net yields for the PIMCO Unconstrained Tax Managed Bond Fund, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Fund (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of the Fund; (ii) second, to the extent necessary, the Fund’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except, PIMCO All Asset Fund, PIMCO All

Semiannual Report	September 30, 2011	97

Notes to Financial Statements (Cont.)

Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$933
PIMCO California Short Duration Municipal Income Fund	2,004	0
PIMCO High Yield Municipal Bond Fund	2,905	0
PIMCO Municipal Bond Fund	0	3,001
PIMCO New York Municipal Bond Fund	0	4,069

Fund Name	Purchases	Sales
PIMCO Short Duration Municipal Income Fund	$3,608	$1,092
PIMCO Tax Managed Real Return Fund	740	0
PIMCO Unconstrained Tax Managed Bond Fund	0	6,420

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO California Intermediate Municipal Bond Fund	$0	$0	$22,334	$14,014
PIMCO California Short Duration Municipal Income Fund	0	0	37,815	40,947
PIMCO High Yield Municipal Bond Fund	0	0	43,437	33,305
PIMCO Municipal Bond Fund	0	0	116,804	49,972
PIMCO New York Municipal Bond Fund	0	0	6,823	15,296
PIMCO Short Duration Municipal Income Fund	0	0	78,392	35,029
PIMCO Tax Managed Real Return Fund	9,859	9,237	50,075	6,302
PIMCO Unconstrained Tax Managed Bond Fund	276,819	269,585	155,971	144,722

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2011 (Unaudited)

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Short Duration Municipal Income Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	667	$6,301	2,323	$21,959	1,910	$19,274	5,730	$58,100
Class P	66	621	294	2,778	900	9,068	3,258	33,114
Administrative Class	0	0	0	0	0	0	0	0
Class D	118	1,115	613	5,786	66	662	297	3,011
Class A	1,867	17,678	1,759	16,701	5,300	53,407	18,640	189,447
Class B	0	0	0	0	0	0	0	0
Class C	260	2,457	617	5,868	51	516	209	2,120
Issued as reinvestment of distributions
Institutional Class	85	799	182	1,723	56	568	145	1,477
Class P	3	25	1	10	6	59	7	74
Administrative Class	0	0	0	0	0	0	0	0
Class D	9	87	16	154	4	36	8	80
Class A	61	580	95	898	88	885	177	1,793
Class B	0	0	0	0	0	0	0	0
Class C	6	58	5	51	1	9	1	12
Cost of shares redeemed
Institutional Class	(1,296)	(12,234)	(2,473)	(23,380)	(2,690)	(27,108)	(8,462)	(85,753)
Class P	(63)	(595)	(66)	(619)	(1,280)	(12,911)	(2,508)	(25,432)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(162)	(1,531)	(565)	(5,338)	(91)	(911)	(496)	(5,033)
Class A	(493)	(4,661)	(1,339)	(12,670)	(5,192)	(52,299)	(16,640)	(168,672)
Class B	0	0	0	0	0	0	0	0
Class C	(108)	(1,018)	(41)	(386)	(44)	(441)	(42)	(424)
Net increase (decrease) resulting from Fund share transactions	1,020	$9,682	1,421	$13,535	(915)	$(9,186)	324	$3,914

Semiannual Report	September 30, 2011	99

Notes to Financial Statements (Cont.)

	PIMCO High Yield Municipal Bond Fund				PIMCO Municipal Bond Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	5,940	$47,180	5,488	$44,227	2,326	$20,717	5,075	$45,714
Class P	142	1,122	1,037	8,367	795	7,114	462	4,103
Administrative Class	0	0	0	0	1,117	10,002	87	760
Class D	1,014	8,009	2,212	17,629	641	5,730	648	5,756
Class A	3,881	30,903	4,152	33,708	7,662	68,533	4,026	36,185
Class B	0	0	0	0	2	20	38	346
Class C	529	4,211	1,532	12,479	2,484	22,219	1,246	11,196
Issued as reinvestment of distributions
Institutional Class	286	2,276	509	4,115	230	2,048	630	5,646
Class P	10	77	2	20	6	50	7	57
Administrative Class	0	0	0	0	2	16	4	32
Class D	81	645	136	1,101	28	246	64	577
Class A	219	1,734	396	3,200	197	1,753	371	3,321
Class B	0	0	0	0	4	29	14	125
Class C	73	578	142	1,146	76	677	149	1,328
Cost of shares redeemed
Institutional Class	(3,992)	(31,763)	(7,519)	(60,569)	(2,428)	(21,652)	(17,667)	(157,883)
Class P	(99)	(781)	(591)	(4,700)	(90)	(800)	(351)	(3,170)
Administrative Class	0	0	0	0	(1,209)	(10,787)	(77)	(678)
Class D	(1,081)	(8,592)	(3,112)	(25,058)	(468)	(4,168)	(1,443)	(12,781)
Class A	(2,051)	(16,201)	(5,635)	(45,354)	(1,435)	(12,758)	(6,377)	(56,639)
Class B	0	0	0	0	(180)	(1,593)	(798)	(7,161)
Class C	(518)	(4,106)	(2,105)	(16,913)	(854)	(7,556)	(2,113)	(18,721)
Net increase (decrease) resulting from Fund share transactions	4,434	$35,292	(3,356)	$(26,602)	8,906	$79,840	(16,005)	$(141,887)

100	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2011 (Unaudited)

PIMCO New York Municipal Bond Fund				PIMCO Short Duration Municipal Income Fund				PIMCO Tax Managed Real Return Fund
Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

568	$6,154	2,285	$24,827	7,021	$59,507	13,760	$117,870	4,033	$42,880	3,194	$32,848
0	0	218	2,291	377	3,198	1,355	11,612	115	1,228	57	582
0	0	0	0	103	876	171	1,468	0	0	0	0
235	2,544	773	8,405	78	667	669	5,730	176	1,869	220	2,264
382	4,145	970	10,592	4,108	34,897	10,313	88,390	289	3,074	244	2,513
0	0	0	0	0	0	0	0	0	0	0	0
162	1,751	266	2,935	280	2,378	991	8,500	172	1,831	51	528

156	1,686	312	3,399	170	1,449	299	2,562	50	527	53	549
3	40	1	12	5	44	6	49	1	7	0	2
0	0	0	0	3	28	6	49	0	0	0	0
40	426	84	920	4	32	10	83	2	18	2	23
52	562	87	947	83	705	203	1,739	2	24	2	18
0	0	0	0	0	0	0	0	0	0	0	0
4	45	5	55	9	79	16	139	1	5	1	6

(1,131)	(12,216)	(3,443)	(37,019)	(3,453)	(29,365)	(7,849)	(67,222)	(331)	(3,527)	(1,121)	(11,523)
(14)	(150)	(25)	(273)	(534)	(4,534)	(784)	(6,721)	(13)	(140)	(29)	(305)
0	0	0	0	(130)	(1,108)	(232)	(1,987)	0	0	0	0
(450)	(4,873)	(1,198)	(12,968)	(389)	(3,313)	(1,033)	(8,857)	(154)	(1,627)	(102)	(1,048)
(412)	(4,445)	(1,544)	(16,645)	(4,320)	(36,776)	(18,297)	(156,860)	(153)	(1,644)	(43)	(440)
0	0	0	0	0	0	0	0	0	0	0	0
(22)	(240)	(72)	(766)	(528)	(4,495)	(1,291)	(11,058)	(13)	(136)	(19)	(193)
(427)	$(4,571)	(1,281)	$(13,288)	2,887	$24,269	(1,687)	$(14,514)	4,177	$44,389	2,510	$25,824

Semiannual Report	September 30, 2011	101

Notes to Financial Statements (Cont.)

	PIMCO Unconstrained Tax Managed Bond Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,802	$39,575	12,444	$129,999
Class P	1,473	15,352	4,705	49,199
Administrative Class	0	0	0	0
Class D	941	9,756	1,653	17,321
Class A	2,346	24,500	7,165	75,001
Class B	0	0	0	0
Class C	296	3,085	2,011	21,013
Issued as reinvestment of distributions
Institutional Class	73	756	111	1,163
Class P	15	154	12	117
Administrative Class	0	0	0	0
Class D	10	96	14	146
Class A	25	255	35	363
Class B	0	0	0	0
Class C	1	19	3	30
Cost of shares redeemed
Institutional Class	(4,062)	(42,007)	(7,347)	(76,845)
Class P	(1,823)	(18,916)	(1,248)	(13,039)
Administrative Class	0	0	0	0
Class D	(424)	(4,404)	(1,104)	(11,518)
Class A	(1,940)	(20,095)	(1,775)	(18,543)
Class B	0	0	0	0
Class C	(565)	(5,850)	(386)	(4,027)
Net increase (decrease) resulting from Fund share transactions	168	$2,276	16,293	$170,380

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

102	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2011 (Unaudited)

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of September 30, 2011, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO California Intermediate Municipal Bond Fund	$4,148	$(971)	$3,177
PIMCO California Short Duration Municipal Income Fund	3,126	(244)	2,882
PIMCO High Yield Municipal Bond Fund	9,014	(22,250)	(13,236)
PIMCO Municipal Bond Fund	11,163	(6,399)	4,764
PIMCO New York Municipal Bond Fund	9,940	(766)	9,174
PIMCO Short Duration Municipal Income Fund	3,032	(3,115)	(83)
PIMCO Tax Managed Real Return Fund	1,796	(77)	1,719
PIMCO Unconstrained Tax Managed Bond Fund	12,700	(4,355)	8,345

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Semiannual Report	September 30, 2011	103

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NOK	Norwegian Krone
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FHA	Federal Housing Administration	ICR	Insured Custodial Receipts
AGM	Assured Guaranty Municipal	FHLMC	Federal Home Loan Mortgage Corp.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GNMA	Government National Mortgage Association	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	GTD	Guaranteed	SGI	Syncora Guarantee, Inc.
CR	Custodial Receipts	IBC	Insured Bond Certificate	VA	Department of Veterans Affairs
FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	STIBOR	Stockholm Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	M-S-R	Mechanical Systems Review

104	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

(Unaudited)

At a meeting held on August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2012; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO Fundamental IndexPLUS® TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2012.

The Board, including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (the “New Funds’ Agreements”) on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, at a meeting on February 28, 2011, and on behalf of PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund, at a meeting on May 23, 2011 (together with PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, the “New Funds”). At the meeting held on August 15-16, 2011, the Board also considered and approved the Sub-Advisory Agreement (the “RAFI Sub-Advisory Agreement”) with RALLC, on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the applicable New Funds’ Agreements and the RAFI Sub-Advisory Agreement at the February 28, 2011, May 23, 2011 and August 15-16, 2011 meetings.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO Credit Absolute Return Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV

Semiannual Report	September 30, 2011	105

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; assuming responsibility for certain sub-administration services and decoupling from the Allianz Funds; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting; establishing a new Funds’ website; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board also considered the sub-advisory services to be provided to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund under the RAFI Sub-Advisory Agreement. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements and by RALLC under the Asset Allocation Agreements, Sub-Advisory Agreements and RAFI Sub-Advisory Agreement are likely to benefit the Funds, the New Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays a unified fee. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	Investment Performance

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2011 and other performance data, as available, for the period ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2011 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods. The Board noted that, as of May 31, 2011, the Institutional Class of 76%, 73% and 64% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

106	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 5 years of performance history, more than 90% outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2011, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer ended May 31, 2011, more than 90% of Funds (based on Institutional Class performance) have outperformed the relative benchmark indexes on a net-of-fees basis. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fee for certain classes for several Funds, as well as historic fee reductions, including the significant supervisory and administrative fee reductions that took effect in May 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

With respect to the New Funds, the Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were the same or lower than PIMCO separate account fees in 31 out of 44 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

With respect to the PIMCO Credit Absolute Return Fund and PIMCO Total Return Fund IV, the Board reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with a similar investment strategy. At the time the Board considered the advisory fees, PIMCO did not manage any separate accounts or other products with investment strategies similar to the PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, and, thus, no comparative fee information was considered.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above

Semiannual Report	September 30, 2011	107

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

(Unaudited)

median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

In connection with the approval of the New Funds’ Agreements, the Board also considered the Trust’s unified fee structure and the services to be provided under the New Funds’ Agreements. The Board concluded that the New Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund expense ratios that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. With respect to the New Funds, the Board also noted that PIMCO proposed to add the New Funds to the Expense Limitation Agreement currently in effect for certain other Funds.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the New Funds’ Agreements would likely benefit each New Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been “built” on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Funds’ cost structures and the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements and the Sub-Advisory Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the New Funds’ Agreements and the RAFI Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and the fees paid to RALLC by PIMCO under the RAFI Sub-Advisory Agreement, and that the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

108	PIMCO TAX-EFFICIENT STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4002SAR_093011

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2011

Equity-Related Strategy Funds

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS® TR Fund

PIMCO International Fundamental IndexPLUS® TR Strategy Fund

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® TR Strategy Fund
(U.S. Dollar-Hedged)

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		18
Benchmark Descriptions		20
Financial Highlights		22
Statements of Assets and Liabilities		36
Statements of Operations		40
Statements of Changes in Net Assets		42
Notes to Financial Statements		166
Glossary		181
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		182

FUND	Fund Summary	Schedule of Investments

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	6	46
PIMCO Fundamental Advantage Total Return Strategy Fund	7	60
PIMCO Fundamental IndexPLUS® TR Fund	8	74
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	9	87
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	10	88
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11	100
PIMCO Small Cap StocksPLUS® TR Fund	12	109
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	13	120
PIMCO StocksPLUS® Fund	14	121
PIMCO StocksPLUS® Long Duration Fund	15	131
PIMCO StocksPLUS® Total Return Fund	16	139
PIMCO StocksPLUS® TR Short Strategy Fund	17	152

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the six-month reporting period, a number of events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the U.S. Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. In fact, polarization in Washington is high, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Within Europe, mounting concern about debt restructurings in peripheral European countries, amplified by the potential default of Greece and contagion to the rest of the region and to the global banking sector, increased speculation of a possible breakup of the Eurozone. A number of European economies are suffering from a significant loss of competitiveness, high debt loads and negative demographics. And in the Middle East and North Africa, ongoing social unrest and political uncertainty have increased concern over stability in the region.

In sum, these events weighed heavily on global investor sentiment and are clear indicators of significant structural re-alignments—social, political and economic—taking place at once throughout the world. Governments worldwide will be required to work together in a coordinated effort to address these growing issues of economic power and decline. In this fluid market environment being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasury yields declined across the yield curve as prices rose during the reporting period due to the flight-to-quality brought on primarily by growing investor concern over the European sovereign debt crisis, a slowing global economy, and the downgrade of the U.S. credit rating by Standard & Poor’s in August. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25% and announced a new “Operation Twist” policy initiative, repeated from 1961, again designed to replace short-term debt with longer-term U.S. Treasuries to try to support the economy by reducing long-term interest rates. The Bank of England held its key lending rate at 0.50%, while the European Central Bank raised its main policy rate to 1.50% during the first part of the period in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 1.92% at the end of the reporting period, or 1.55% lower than on March 31, 2011. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.20% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns, as measured by the Barclays Capital U.S. TIPS Index, which returned 8.33%. The gains were driven by the rally in longer-term TIPS due to an investor flight-to-quality and slower global growth prospects amid heightened sovereign risk concerns in the U.S. and Europe. Shorter-maturity TIPS, however, sold-off given lower commodity prices in addition to upcoming negative inflation seasonality. Despite strong overall gains, TIPS underperformed their nominal U.S. Treasury counterparts as breakeven inflation levels, also a measure of market inflation expectations, narrowed dramatically for all maturities as the investor flight-to-quality bid favored nominal U.S. Treasury debt over TIPS. Also, investor inflation expectations softened as a direct result of slowing global economic growth.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasury securities amid the flight-to-quality and speculation regarding a widespread government induced refinancing program.

2	PIMCO EQUITY-RELATED STRATEGY FUNDS

The Federal Reserve announced that it would continue to re-invest pay-downs (or the principal returned on a security to the investor) on its Agency MBS and Agency debt into Agency MBS, which helped support Agency MBS asset prices. Non-Agency MBS and commercial MBS also underperformed like-duration U.S. Treasury securities due to increased risk aversion and broad market volatility during the reporting period.

■

Municipal Bonds, including both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns but underperformed like-duration U.S. Treasury securities due to the flight-to-quality rally in U.S. Treasuries during the period. Municipal bond yields declined across the municipal yield curve as default worries eased and technical factors, such as low new issue supply, supported municipal bond prices. Demand for BABs (taxable municipal bonds) was strong as the securities provided attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasury securities due to general risk aversion and increased market volatility related to global factors. EM spread widening was larger in lower quality EM countries, which generally underperformed the broader EM external debt market. In EM local currency instruments, EM currencies depreciated against the U.S. dollar amid a flight to the U.S. dollar’s perceived better safety. The weakness in EM currencies also affected the performance of EM local currency denominated debt.

■

Equity markets worldwide generally posted negative returns due to increased risk aversion and heightened market volatility brought on by global macroeconomic events. U.S. equities, as measured by the S&P 500 Index, declined 13.78% and global equities, as represented by the MSCI World Index, declined 16.22%. Emerging market equities, as measured by the MSCI Emerging Markets Index, declined 23.45% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments, or our investment manager’s website at www.pimco.com, to learn more about our views and for expanded market commentary.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds November 15, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, tax risk, and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and

Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

4	PIMCO EQUITY-RELATED STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	11/26/08	11/26/08	01/07/11	—	—	—	—	—	—
PIMCO Fundamental Advantage Total Return Strategy Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	—	07/31/08	—
PIMCO Fundamental IndexPLUS® TR Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	—	06/30/05	—
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	09/30/11	09/30/11	—	—	—	—	—	—	—
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	11/30/06	11/30/06	04/30/08	11/30/06	11/30/06	11/30/06	—	11/30/06	—
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	—	—	10/30/03	10/30/03	10/30/03	10/30/03	—
PIMCO Small Cap StocksPLUS® TR Fund	03/31/06	03/31/06	04/30/08	—	07/31/06	07/31/06	—	07/31/06	—
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	09/30/11	09/30/11	—	—	—	—	—	—	—
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	01/07/97	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	—
PIMCO StocksPLUS® Total Return Fund	06/28/02	06/28/02	04/30/08	—	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO StocksPLUS® TR Short Strategy Fund	07/23/03	07/23/03	01/29/10	—	07/31/06	07/31/06	—	07/31/06	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO advised Funds are distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, www.pimco.com/investments, (888) 87-PIMCO.

Semiannual Report	September 30, 2011	5

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

Institutional Class - PEFIX	Class P - PEFPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	30.2%
U.S. Government Agencies	26.5%
U.S. Treasury Obligations	17.4%
Corporate Bonds & Notes	16.3%
Mortgage-Backed Securities	3.1%
Other	6.5%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (11/26/08)
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund Institutional Class	-25.60%	-17.57%	30.00%
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund Class P	-25.67%	-17.67%	29.85%
FTSE RAFI® Emerging Markets Index	-23.86%	-15.14%	23.13%	**
Lipper Emerging Market Funds Average	-23.81%	-17.68%	20.50%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 1.25% for the Institutional Class shares and 1.35% for Class P shares.

The Fund is not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”), or by the London Stock Exchange Plc (“Exchange”), or by The Financial Times Limited (“FT”) or by Research Affiliates LLC (“RA”), and neither FTSE nor Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or implicitly, as to the results to be obtained from the use of the FTSE RAFI®Emerging Index and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE in conjunction with RA; however, neither FTSE nor Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the Index, and neither FTSE nor the Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein. “FTSE” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE International Limited under license. “Research Affiliates”, “RAFI”, “Fundamentals Weighted” and “Fundamental Index” are trademarks of Research Affiliates.

The FTSE RAFI® Emerging Markets Index is based on the patented property of Research Affiliates LLC; US Patent Number 7,620,677.

Portfolio Insights

»

The PIMCO EM Fundamental IndexPLUS® TR Strategy Fund seeks total return which exceeds the total return of the FTSE RAFI® Emerging Markets Index (the “Index”) and the MSCI Emerging Markets Index (the “Secondary Index”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Fundamental Index, an enhanced, performance recalibrated version of the Index, backed by a diversified short to intermediate duration portfolio comprised of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

The Fund’s exposure to emerging market equities, which was obtained through equity index derivatives, detracted from performance as the Enhanced RAFI® Emerging Markets Index posted negative returns for the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	A yield advantage relative to money market rates added to returns.

6	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO Fundamental Advantage Total Return Strategy Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	45.7%
Corporate Bonds & Notes	18.3%
U.S. Treasury Obligations	12.4%
Asset-Backed Securities	5.9%
Sovereign Issues	5.1%
Short-Term Instruments	4.3%
Other	8.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Total Return Strategy Fund Institutional Class	-3.82%	-2.72%	6.81%
PIMCO Fundamental Advantage Total Return Strategy Fund Class P	-3.59%	-2.57%	6.74%
PIMCO Fundamental Advantage Total Return Strategy Fund Class D	-4.02%	-3.16%	6.31%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A	-4.01%	-3.07%	6.35%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A (adjusted)	-7.61%	-6.70%	5.22%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C	-4.31%	-3.74%	5.79%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C (adjusted)	-5.25%	-4.60%	5.79%
3 Month USD LIBOR Index	0.14%	0.29%	1.17%
Lipper Equity Market Neutral Funds Average	-2.47%	-0.39%	-0.59%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.89% for the Institutional Class shares, 0.99% for Class P shares, 1.29% for Class D shares, 1.29% for Class A shares, and 2.04% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental Advantage Total Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index.

»

The Fund’s long-short domestic equity exposure, which was obtained through equity index derivatives, detracted from absolute returns as the Enhanced RAFI® 1000 Index underperformed the S&P 500 Index over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	A yield advantage relative to money market rates added to returns.

Semiannual Report	September 30, 2011	7

PIMCO Fundamental IndexPLUS® TR Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	56.8%
U.S. Treasury Obligations	18.7%
Corporate Bonds & Notes	9.2%
Short-Term Instruments	5.8%
Sovereign Issues	3.6%
Other	5.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS® TR Fund Institutional Class	-14.90%	1.71%	3.95%	5.35%
PIMCO Fundamental IndexPLUS® TR Fund Class P	-14.79%	1.82%	3.86%	5.25%
PIMCO Fundamental IndexPLUS® TR Fund Administrative Class	-15.00%	1.48%	3.65%	5.07%
PIMCO Fundamental IndexPLUS® TR Fund Class D	-15.10%	1.45%	3.52%	4.93%
PIMCO Fundamental IndexPLUS® TR Fund Class A	-14.91%	1.54%	3.53%	4.94%
PIMCO Fundamental IndexPLUS® TR Fund Class A (adjusted)	-18.10%	-2.27%	2.74%	4.30%
PIMCO Fundamental IndexPLUS® TR Fund Class C	-15.48%	0.57%	2.74%	4.16%
PIMCO Fundamental IndexPLUS® TR Fund Class C (adjusted)	-16.29%	-0.29%	2.74%	4.16%
FTSE RAFI® US 1000 Index	-16.14%	-0.38%	0.13%	2.66%
S&P 500 Index	-13.78%	1.14%	-1.18%	1.26%
Lipper Specialty Diversified Equity Funds Average	-5.62%	-1.46%	1.07%	1.24%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.80% for the Institutional Class shares, 0.90% for Class P shares, 1.05% for Administrative Class shares, 1.20% for Class D shares, 1.20% for Class A shares, and 1.95% for Class C shares.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 Index is based on the patented intellectual property of Research Affiliates, LLC; US Patent No. 7,792,719.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS® TR Fund seeks total return which exceeds that of the FTSE RAFI® 1000 Index (the “Index”), by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index, backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index.

»	The Fund’s exposure to domestic equity markets, through equity index derivatives, detracted from absolute returns as the Enhanced RAFI® US 1000 Index posted negative returns over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	A yield advantage relative to money market rates added to returns.

8	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO International Fundamental IndexPLUS® TR Strategy Fund

Institutional Class - PTSIX

Allocation Breakdown‡
U.S. Treasury Obligations	59.1%
U.S. Government Agencies	32.5%
Corporate Bonds & Notes	8.4%
‡	% of Total Investments as of 09/30/11

The Cumulative Returns chart and Cumulative Total Return table are not included as the Fund commenced operations on September 30, 2011.

Portfolio Insights

»

The PIMCO International Fundamental IndexPLUS® TR Strategy Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Developed ex-U.S. Fundamental Index, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	The Fund commenced operations on September 30, 2011.

Semiannual Report	September 30, 2011	9

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Institutional Class - PSKIX	Class D - PPUDX
Class P - PPLPX	Class A - PPUAX
Administrative Class - PSKAX	Class C - PPUCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	32.0%
U.S. Government Agencies	31.6%
Corporate Bonds & Notes	15.5%
U.S. Treasury Obligations	9.1%
Sovereign Issues	4.7%
Other	7.1%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (11/30/06)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Institutional Class	-19.36%	-10.72%	-1.64%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class P	-19.47%	-10.77%	-1.70%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Administrative Class	-19.42%	-10.81%	-1.86%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class D	-19.43%	-11.02%	-2.04%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A	-19.59%	-11.08%	-2.04%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A (adjusted)	-22.66%	-14.40%	-2.81%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C	-19.81%	-11.72%	-2.75%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C (adjusted)	-20.60%	-12.52%	-2.75%
MSCI EAFE Net Dividend Index (USD Unhedged)	-17.74%	-9.36%	-4.91%
Lipper International Multi-Cap Core Funds Average	-19.26%	-10.99%	-4.38%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.65% for the Institutional Class shares, 0.75% for Class P shares, 0.90% for Administrative Class shares, 1.05% for Class D shares, 1.05% for Class A shares, and 1.80% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

The Fund’s exposure to non-U.S. equity markets, through equity index derivatives, detracted from absolute returns as the MSCI EAFE Net Dividend Index (USD Unhedged) posted negative returns for the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»	A yield advantage relative to money market rates added to returns.

10	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class B - PIPBX
Class D - PIPDX	Class C - PIPCX
Class A - PIPAX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	36.8%
U.S. Treasury Obligations	17.5%
Corporate Bonds & Notes	16.4%
Short-Term Instruments	10.1%
Mortgage-Backed Securities	9.0%
Sovereign Issues	6.3%
Other	3.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Institutional Class	-17.50%	-12.39%	-0.71%	6.19%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class D	-17.47%	-12.64%	-1.05%	5.76%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A	-17.47%	-12.61%	-1.08%	5.77%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	-20.57%	-15.88%	-2.19%	5.02%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B	-17.87%	-13.24%	-1.78%	5.00%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	-21.80%	-16.47%	-1.98%	5.00%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C	-17.91%	-13.29%	-1.79%	5.01%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	-18.69%	-13.93%	-1.79%	5.01%
MSCI EAFE Hedged USD Index	-16.49%	-10.92%	-5.29%	3.10%	**
Lipper International Multi-Cap Core Funds Average	-19.26%	-10.99%	-2.90%	5.17%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.77% for the Institutional Class shares, 0.87% for Class P shares, 1.02% for Administrative Class shares, 1.17% for Class D shares, 1.17% for Class A shares, 1.92% for Class B shares, and 1.92% for Class C shares.

Portfolio Insights

»

The PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

The Fund’s exposure to non-U.S. equity markets, through equity index derivatives, detracted from absolute returns as the MSCI EAFE Net Dividend Hedged USD Index posted negative returns for the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»	A yield advantage relative to money market rates added to returns.

Semiannual Report	September 30, 2011	11

PIMCO Small Cap StocksPLUS® TR Fund

Institutional Class - PSCSX	Class A - PCKAX
Class P - PCKPX	Class C - PCKCX
Class D - PCKDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	27.1%
U.S. Government Agencies	26.0%
Corporate Bonds & Notes	18.0%
U.S. Treasury Obligations	14.0%
Sovereign Issues	5.0%
Other	9.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® TR Fund Institutional Class	-25.15%	-6.06%	4.48%	3.33%
PIMCO Small Cap StocksPLUS® TR Fund Class P	-25.29%	-6.38%	4.33%	3.19%
PIMCO Small Cap StocksPLUS® TR Fund Class D	-25.21%	-6.40%	4.07%	2.94%
PIMCO Small Cap StocksPLUS® TR Fund Class A	-25.39%	-6.51%	4.11%	2.98%
PIMCO Small Cap StocksPLUS® TR Fund Class A (adjusted)	-28.18%	-10.02%	3.32%	2.27%
PIMCO Small Cap StocksPLUS® TR Fund Class C	-25.62%	-7.16%	3.29%	2.15%
PIMCO Small Cap StocksPLUS® TR Fund Class C (adjusted)	-26.35%	-7.95%	3.29%	2.15%
Russell 2000® Index	-23.12%	-3.53%	-1.02%	-1.77%
Lipper Specialty Diversified Equity Funds Average	-5.62%	-1.46%	1.07%	0.94%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.71% for the Institutional Class shares, 0.81% for Class P shares, 1.13% for Class D shares, 1.13% for Class A shares, and 1.88% for Class C shares.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

The Fund’s exposure to small capitalization domestic equity markets, through equity index derivatives, detracted from absolute returns as the Russell 2000 Index posted negative returns for the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»	A yield advantage relative to money market rates added to returns.

12	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

Institutional Class - PCFIX

Allocation Breakdown‡
U.S. Treasury Obligations	60.4%
U.S. Government Agencies	32.0%
Corporate Bonds & Notes	7.6%
‡	% of Total Investments as of 09/30/11

The Cumulative Returns chart and Cumulative Total Return table are not included as the Fund commenced operations on September 30, 2011.

Portfolio Insights

»

The PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in derivatives based on the Enhanced RAFI® (eRAFI) Small Company Fundamental Index, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	The Fund commenced operations on September 30, 2011.

Semiannual Report	September 30, 2011	13

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
Class P - PSKPX	Class B - PSPBX
Administrative Class - PPLAX	Class C - PSPCX
Class D - PSPDX	Class R - PSPRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	41.3%
U.S. Government Agencies	28.5%
Corporate Bonds & Notes	16.0%
U.S. Treasury Obligations	6.7%
Asset-Backed Securities	3.2%
Other	4.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	-15.69%	0.18%	-1.30%	2.84%	7.61%
PIMCO StocksPLUS® Fund Class P	-15.96%	-0.16%	-1.40%	2.81%	7.60%
PIMCO StocksPLUS® Fund Administrative Class	-15.81%	-0.08%	-1.56%	2.58%	7.30%
PIMCO StocksPLUS® Fund Class D	-15.87%	-0.28%	-1.69%	2.37%	7.15%
PIMCO StocksPLUS® Fund Class A	-15.99%	-0.36%	-1.72%	2.41%	7.14%
PIMCO StocksPLUS® Fund Class A (adjusted)	-19.14%	-4.10%	-2.31%	2.10%	6.97%
PIMCO StocksPLUS® Fund Class B	-16.13%	-1.04%	-2.42%	1.87%	6.84%
PIMCO StocksPLUS® Fund Class B (adjusted)	-20.26%	-5.76%	-2.72%	1.87%	6.84%
PIMCO StocksPLUS® Fund Class C	-16.13%	-0.84%	-2.18%	1.92%	6.62%
PIMCO StocksPLUS® Fund Class C (adjusted)	-16.96%	-1.78%	-2.18%	1.92%	6.62%
PIMCO StocksPLUS® Fund Class R	-16.02%	-0.58%	-1.95%	2.17%	6.92%
S&P 500 Index	-13.78%	1.14%	-1.18%	2.82%	7.31%	**
Lipper Large-Cap Core Funds Average	-15.16%	-1.51%	-1.78%	2.34%	6.62%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.50% for the Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.40% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to domestic equity markets, through equity index derivatives, detracted from absolute returns as the S&P 500 Index posted negative returns for the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»	A yield advantage relative to money market rates added to returns.

14	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	44.1%
U.S. Treasury Obligations	18.2%
U.S. Government Agencies	16.3%
Short-Term Instruments	9.8%
Municipal Bonds & Notes	6.0%
Other	5.6%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	-0.54%	10.72%	4.36%
S&P 500 Index	-13.78%	1.14%	-4.19%
S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR	3.57%	14.75%	4.18%
Lipper Specialty Diversified Equity Funds Average	-5.62%	-1.46%	-0.04%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio is 0.60% for the Institutional Class shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

A below-benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields fell across the majority of the maturities over the reporting period. However, the decline in U.S Treasury yields was a significant material contributor to positive absolute performance in the fixed income portion of the portfolio.

»	The Fund’s emphasis on the short-term portion of the yield curve detracted from relative performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	An overweight allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

»	The Fund’s exposure to U.S. equity markets, through equity index derivatives, detracted from performance as the S&P 500 Index declined over the reporting period.

Semiannual Report	September 30, 2011	15

PIMCO StocksPLUS® Total Return Fund

Institutional Class - PSPTX	Class A - PTOAX
Class P - PTOPX	Class B - PTOBX
Class D - PSTDX	Class C - PSOCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	28.4%
U.S. Government Agencies	25.5%
Corporate Bonds & Notes	17.6%
U.S. Treasury Obligations	13.9%
Sovereign Issues	5.3%
Other	9.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Total Return Fund Institutional Class	-15.33%	-0.83%	0.96%	5.54%
PIMCO StocksPLUS® Total Return Fund Class P	-15.31%	-0.91%	0.87%	5.49%
PIMCO StocksPLUS® Total Return Fund Class D	-15.53%	-1.38%	0.55%	5.13%
PIMCO StocksPLUS® Total Return Fund Class A	-15.58%	-1.32%	0.53%	5.15%
PIMCO StocksPLUS® Total Return Fund Class A (adjusted)	-18.74%	-5.02%	-0.23%	4.72%
PIMCO StocksPLUS® Total Return Fund Class B	-15.81%	-2.11%	-0.21%	4.46%
PIMCO StocksPLUS® Total Return Fund Class B (adjusted)	-18.73%	-5.36%	-0.26%	4.46%
PIMCO StocksPLUS® Total Return Fund Class C	-15.87%	-2.12%	-0.20%	4.35%
PIMCO StocksPLUS® Total Return Fund Class C (adjusted)	-16.70%	-3.05%	-0.20%	4.35%
S&P 500 Index	-13.78%	1.14%	-1.18%	3.49%	**
Lipper Large-Cap Core Funds Average	-15.16%	-1.51%	-1.78%	2.88%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, 1.79% for Class B shares, and 1.79% for Class C shares.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to domestic equity markets, through equity index derivatives, detracted from absolute returns as the S&P 500 Index posted negative returns for the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds subtracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

»	A yield advantage relative to money market rates added to returns.

16	PIMCO EQUITY-RELATED STRATEGY FUNDS

PIMCO StocksPLUS® TR Short Strategy Fund

Institutional Class - PSTIX	Class A - PSSAX
Class P - PSPLX	Class C - PSSCX
Class D - PSSDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	44.5%
Corporate Bonds & Notes	19.0%
Short-Term Instruments	10.5%
U.S. Treasury Obligations	9.5%
Sovereign Issues	4.9%
Other	11.6%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® TR Short Strategy Fund Institutional Class	11.48%	-5.48%	4.73%	2.79%
PIMCO StocksPLUS® TR Short Strategy Fund Class P	11.28%	-5.45%	4.63%	2.71%
PIMCO StocksPLUS® TR Short Strategy Fund Class D	11.23%	-5.80%	4.26%	2.34%
PIMCO StocksPLUS® TR Short Strategy Fund Class A	11.19%	-5.82%	4.21%	2.33%
PIMCO StocksPLUS® TR Short Strategy Fund Class A (adjusted)	7.03%	-9.36%	3.41%	1.85%
PIMCO StocksPLUS® TR Short Strategy Fund Class C	11.08%	-6.37%	3.46%	1.56%
PIMCO StocksPLUS® TR Short Strategy Fund Class C (adjusted)	10.08%	-7.29%	3.46%	1.56%
S&P 500 Index	-13.78%	1.14%	-1.18%	3.70%	**
Inverse of S&P 500 Index	14.88%	-2.82%	-2.11%	-5.76%	**
Lipper Dedicated Short-Bias Fund Average	27.72%	-8.62%	-14.91%	-12.60%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.64% for the Institutional Class shares, 0.74% for Class P shares, 1.04% for Class D shares, 1.04% for Class A shares, and 1.79% for Class C shares.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Portfolio Insights

»

The PIMCO StocksPLUS® TR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely to the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments.

»	The Fund’s short exposure to domestic equity markets, through equity index derivatives, enhanced absolute returns as the S&P 500 Index posted negative returns for the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) enhanced performance as interest rates in the U.S. were broadly lower over the reporting period.

»	A yield advantage relative to money market rates added to returns.

»	Holdings of investment grade corporate bonds detracted from performance due to a widening of credit spreads.

»	An allocation to mortgage-backed securities negatively affected performance as these holdings underperformed U.S. Treasuries during the reporting period.

»	Holdings of emerging market bonds detracted from returns as these bonds underperformed U.S. Treasuries during the reporting period.

»	Exposure to the currencies of emerging market countries, which generally depreciated against the U.S. dollar, detracted from performance.

Semiannual Report	September 30, 2011	17

Expense Examples

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2011 to September 30, 2011 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Net Annualized Expense Ratio**
PIMCO EM Fundamental IndexPLUS® TR Strategy
Institutional Class	$1,000.00	$743.99	$5.45	$1,000.00	$1,018.75	$6.31	1.25%
Class P	1,000.00	743.25	5.88	1,000.00	1,018.25	6.81	1.35
PIMCO Fundamental Advantage Total Return Strategy Fund
Institutional Class	$1,000.00	$961.79	$4.41	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00	964.13	4.91	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	959.79	6.37	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00	959.88	6.37	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	956.85	10.03	1,000.00	1,014.75	10.33	2.05
PIMCO Fundamental IndexPLUS® TR Fund
Institutional Class	$1,000.00	$851.01	$3.66	$1,000.00	$1,021.05	$3.99	0.79%
Class P	1,000.00	852.05	4.12	1,000.00	1,020.55	4.50	0.89
Administrative Class	1,000.00	850.02	4.81	1,000.00	1,019.80	5.25	1.04
Class D	1,000.00	848.98	5.50	1,000.00	1,019.05	6.01	1.19
Class A	1,000.00	850.95	5.51	1,000.00	1,019.05	6.01	1.19
Class C	1,000.00	845.19	8.95	1,000.00	1,015.30	9.77	1.94
PIMCO International Fundamental IndexPLUS® TR Strategy Fund
Institutional Class	$1,000.00	$1,000.00	$—	$1,000.00	$1,020.80	$4.24	0.84%

18	PIMCO EQUITY-RELATED STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class	$1,000.00	$806.42	$2.89	$1,000.00	$1,021.80	$3.23	0.64%
Class P	1,000.00	805.30	3.34	1,000.00	1,021.30	3.74	0.74
Administrative Class	1,000.00	805.84	4.02	1,000.00	1,020.55	4.50	0.89
Class D	1,000.00	805.70	4.69	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	804.09	4.69	1,000.00	1,019.80	5.25	1.04
Class C	1,000.00	801.91	8.06	1,000.00	1,016.05	9.02	1.79
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$824.97	$3.42	$1,000.00	$1,021.25	$3.79	0.75%
Class D	1,000.00	825.29	5.25	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	825.29	5.25	1,000.00	1,019.25	5.81	1.15
Class B	1,000.00	821.31	8.65	1,000.00	1,015.50	9.57	1.90
Class C	1,000.00	820.92	8.65	1,000.00	1,015.50	9.57	1.90
PIMCO Small Cap StocksPLUS® TR Fund
Institutional Class	$1,000.00	$748.50	$3.02	$1,000.00	$1,021.55	$3.49	0.69%
Class P	1,000.00	747.07	3.45	1,000.00	1,021.05	3.99	0.79
Class D	1,000.00	747.94	4.76	1,000.00	1,019.55	5.50	1.09
Class A	1,000.00	746.15	4.76	1,000.00	1,019.55	5.50	1.09
Class C	1,000.00	743.80	8.02	1,000.00	1,015.80	9.27	1.84
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund
Institutional Class	$1,000.00	$1,000.00	$—	$1,000.00	$1,020.80	$4.24	0.84%
PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$843.15	$2.30	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	840.39	2.76	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	841.92	3.45	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	841.26	4.14	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	840.14	4.14	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	838.75	7.58	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	838.71	6.44	1,000.00	1,018.00	7.06	1.40
Class R	1,000.00	839.79	5.29	1,000.00	1,019.25	5.81	1.15
PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$994.60	$2.94	$1,000.00	$1,022.05	$2.98	0.59%
PIMCO StocksPLUS® Total Return Fund
Institutional Class	$1,000.00	$846.72	$2.95	$1,000.00	$1,021.80	$3.23	0.64%
Class P	1,000.00	846.90	3.42	1,000.00	1,021.30	3.74	0.74
Class D	1,000.00	844.72	4.80	1,000.00	1,019.80	5.25	1.04
Class A	1,000.00	844.23	4.79	1,000.00	1,019.80	5.25	1.04
Class B	1,000.00	841.93	8.24	1,000.00	1,016.05	9.02	1.79
Class C	1,000.00	841.33	8.24	1,000.00	1,016.05	9.02	1.79
PIMCO StocksPLUS® TR Short Strategy Fund
Institutional Class	$1,000.00	$1,114.82	$3.44	$1,000.00	$1,021.75	$3.29	0.65%
Class P	1,000.00	1,112.77	3.96	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,112.26	5.54	1,000.00	1,019.75	5.30	1.05
Class A	1,000.00	1,111.94	5.54	1,000.00	1,019.75	5.30	1.05
Class C	1,000.00	1,110.77	9.50	1,000.00	1,016.00	9.07	1.80

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Details regarding any Fund fees can be found in the Fund’s currently effective prospectus, as supplemented to date.

Semiannual Report	September 30, 2011	19

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® Emerging Markets Index	The FTSE RAFI® Emerging Markets Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of non market-cap weighted indexes, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalisation. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® Emerging Markets Index is designed to provide investors with a tool to enable investment in emerging markets whilst using fundamental weightings methodology. The FTSE RAFI® Emerging Markets Index consists of the 350 companies with the largest RAFI fundamental values, selected from the constituents of the FTSE Emerging Markets Index. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® US 1000 Index	FTSE RAFI® US 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE Net Dividend Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis. It is not possible to invest directly in the index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index	The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

20	PIMCO EQUITY-RELATED STRATEGY FUNDS

Index	Description

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR	S&P 500 Index + Barclays Capital Long-Term Government/Credit Index—3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Barclays Capital Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO EM Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
04/01/2011 - 09/30/2011+	$11.24	$0.08	$(2.92)	$(2.84)	$(0.20)	$0.00	$0.00
03/31/2011	11.10	0.13	2.52	2.65	(2.22)	(0.29)	0.00
03/31/2010	10.34	0.28	9.91	10.19	(9.03)	(0.40)	0.00
11/26/2008 - 03/31/2009	10.00	0.07	1.03	1.10	(0.76)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	11.24	0.06	(2.92)	(2.86)	(0.13)	0.00	0.00
01/07/2011 - 03/31/2011	10.85	0.03	0.36	0.39	0.00	0.00	0.00

PIMCO Fundamental Advantage Total Return Strategy Fund
Institutional Class
04/01/2011 - 09/30/2011+	$4.41	$0.04	$(0.21)	$(0.17)	$(0.12)	$0.00	$0.00
03/31/2011	4.62	0.07	0.28	0.35	(0.56)	0.00	0.00
03/31/2010	4.38	0.07	1.07	1.14	(0.73)	(0.17)	0.00
03/31/2009	10.00	0.37	(0.86)	(0.49)	(0.02)	(5.11)	0.00
02/29/2008 - 03/31/2008	10.00	0.01	(0.01)	0.00	0.00	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	4.40	0.04	(0.19)	(0.15)	(0.13)	0.00	0.00
06/30/2010 - 03/31/2011	4.71	0.05	0.13	0.18	(0.49)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	4.34	0.04	(0.21)	(0.17)	(0.12)	0.00	0.00
03/31/2011	4.56	0.05	0.27	0.32	(0.54)	0.00	0.00
03/31/2010	4.35	0.04	1.07	1.11	(0.73)	(0.17)	0.00
07/31/2008 - 03/31/2009	9.81	0.23	(0.57)	(0.34)	(0.01)	(5.11)	0.00
Class A
04/01/2011 - 09/30/2011+	4.35	0.04	(0.21)	(0.17)	(0.12)	0.00	0.00
03/31/2011	4.57	0.05	0.27	0.32	(0.54)	0.00	0.00
03/31/2010	4.36	0.06	1.04	1.10	(0.72)	(0.17)	0.00
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)	0.00
Class C
04/01/2011 - 09/30/2011+	4.38	0.02	(0.21)	(0.19)	(0.10)	0.00	0.00
03/31/2011	4.61	0.01	0.27	0.28	(0.51)	0.00	0.00
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)	0.00
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)	0.00

PIMCO Fundamental IndexPLUS® TR Fund
Institutional Class
04/01/2011 - 09/30/2011+	$5.94	$0.05	$(0.91)	$(0.86)	$(0.25)	$0.00	$0.00
03/31/2011	6.07	0.15	1.16	1.31	(1.44)	0.00	0.00
03/31/2010	4.82	0.40	4.41	4.81	(3.56)	0.00	0.00
03/31/2009	9.42	0.37	(4.84)	(4.47)	0.00	(0.08)	(0.05)
03/31/2008	10.46	0.51	(0.84)	(0.33)	(0.18)	0.00	(0.53)
03/31/2007	10.29	0.45	1.10	1.55	(1.38)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	5.93	0.05	(0.90)	(0.85)	(0.25)	0.00	0.00
03/31/2011	6.07	0.14	1.15	1.29	(1.43)	0.00	0.00
03/31/2010	4.82	0.38	4.42	4.80	(3.55)	0.00	0.00
04/30/2008 - 03/31/2009	9.93	0.36	(5.34)	(4.98)	0.00	(0.08)	(0.05)
Administrative Class
04/01/2011 - 09/30/2011+	5.88	0.05	(0.91)	(0.86)	(0.24)	0.00	0.00
03/31/2011	6.03	0.13	1.14	1.27	(1.42)	0.00	0.00
03/31/2010	4.81	0.36	4.41	4.77	(3.55)	0.00	0.00
03/31/2009	9.41	0.39	(4.87)	(4.48)	0.00	(0.08)	(0.04)
03/31/2008	10.45	0.49	(0.84)	(0.35)	(0.16)	0.00	(0.53)
03/31/2007	10.29	0.42	1.10	1.52	(1.36)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

22	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.20)	$8.20	(25.60)%	$3,293,306	1.25	%*	1.25	%*	1.25	%*	1.25	%*	1.46	%*	343	%**
(2.51)	11.24	24.97	2,399,802	1.25		1.25		1.25		1.25		1.13		517	**
(9.43)	11.10	104.46	368,540	1.26		1.26		1.25		1.25		1.99		589
(0.76)	10.34	10.94	178,966	1.25	*	1.25	*	1.25	*	1.25	*	2.06	*	244

(0.13)	8.25	(25.67)	196	1.35	*	1.35	*	1.35	*	1.35	*	1.06	*	343	**
0.00	11.24	3.59	30	1.35	*	1.35	*	1.35	*	1.35	*	1.36	*	517	**

$(0.12)	$4.12	(3.82)%	$2,570,955	0.90	%*	0.90	%*	0.89	%*	0.89	%*	1.93	%*	253	%**
(0.56)	4.41	7.74	4,645,834	0.89		0.89		0.89		0.89		1.40		512	**
(0.90)	4.62	26.73	3,321,122	0.90		0.90		0.89		0.89		1.50		301
(5.13)	4.38	(3.56)	220,383	1.48		1.48		0.89		0.89		4.50		621
0.00	10.00	0.00	361,600	0.89	*	1.05	*	0.89	*	1.05	*	0.72	*	151

(0.13)	4.12	(3.59)	31,211	1.00	*	1.00	*	0.99	*	0.99	*	2.03	*	253	**
(0.49)	4.40	4.04	16,685	0.99	*	0.99	*	0.99	*	0.99	*	1.48	*	512	**

(0.12)	4.05	(4.02)	73,230	1.30	*	1.30	*	1.29	*	1.29	*	1.64	*	253	**
(0.54)	4.34	7.19	76,463	1.29		1.29		1.29		1.29		1.02		512	**
(0.90)	4.56	26.10	27,219	1.30		1.30		1.29		1.29		0.85		301
(5.12)	4.35	(2.02)	99	2.75	*	2.75	*	1.29	*	1.29	*	7.08	*	621

(0.12)	4.06	(4.01)	101,877	1.30	*	1.30	*	1.29	*	1.29	*	1.63	*	253	**
(0.54)	4.35	7.29	93,291	1.29		1.29		1.29		1.29		1.10		512	**
(0.89)	4.57	25.95	14,754	1.30		1.30		1.29		1.29		1.21		301
(5.13)	4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621

(0.10)	4.09	(4.31)	27,999	2.05	*	2.05	*	2.04	*	2.04	*	0.88	*	253	**
(0.51)	4.38	6.33	25,766	2.04		2.04		2.04		2.04		0.32		512	**
(0.88)	4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301
(5.12)	4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621

$(0.25)	$4.83	(14.90)%	$865,409	0.79	%*	0.79	%*	0.79	%*	0.79	%*	1.85	%*	275	%**
(1.44)	5.94	25.43	210,946	0.80		0.80		0.79		0.79		2.55		453	**
(3.56)	6.07	107.06	206,500	0.97		0.97		0.79		0.79		5.94		786
(0.13)	4.82	(47.60)	525,176	1.60		1.60		0.79		0.79		5.54		564
(0.71)	9.42	(3.72)	508,453	1.28		1.28		0.79		0.79		4.88		279
(1.38)	10.46	15.57	564,994	0.74		0.74		0.74		0.74		4.29		464

(0.25)	4.83	(14.79)	13,106	0.89	*	0.89	*	0.89	*	0.89	*	1.76	*	275	**
(1.43)	5.93	25.17	6,672	0.90		0.90		0.89		0.89		2.40		453	**
(3.55)	6.07	106.76	1,087	0.99		0.99		0.89		0.89		5.22		786
(0.13)	4.82	(50.31)	5	1.73	*	1.73	*	0.89	*	0.89	*	5.61	*	564

(0.24)	4.78	(15.00)	75	1.04	*	1.04	*	1.04	*	1.04	*	1.66	*	275	**
(1.42)	5.88	24.89	59	1.05		1.05		1.04		1.04		2.26		453	**
(3.55)	6.03	106.50	13	1.17		1.17		1.04		1.04		5.25		786
(0.12)	4.81	(47.72)	6	1.91		1.91		1.04		1.04		5.36		564
(0.69)	9.41	(3.90)	12	1.54		1.54		1.04		1.04		4.62		279
(1.36)	10.45	15.23	12	0.99		0.99		0.99		0.99		4.01		464

Semiannual Report	September 30, 2011	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Fundamental IndexPLUS® TR Fund (Cont.)
Class D
04/01/2011 - 09/30/2011+	$5.81	$0.04	$(0.89)	$(0.85)	$(0.24)	$0.00	$0.00
03/31/2011	5.97	0.12	1.14	1.26	(1.42)	0.00	0.00
03/31/2010	4.79	0.34	4.39	4.73	(3.55)	0.00	0.00
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.16)	0.00	(0.52)
03/31/2007	10.28	0.42	1.08	1.50	(1.36)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	5.81	0.04	(0.88)	(0.84)	(0.24)	0.00	0.00
03/31/2011	5.98	0.12	1.13	1.25	(1.42)	0.00	0.00
03/31/2010	4.79	0.34	4.40	4.74	(3.55)	0.00	0.00
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00	(0.53)
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	5.63	0.02	(0.87)	(0.85)	(0.22)	0.00	0.00
03/31/2011	5.84	0.08	1.09	1.17	(1.38)	0.00	0.00
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	0.00
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00	(0.52)
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00	0.00

PIMCO International Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
09/30/2011 - 09/30/2011+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Institutional Class
04/01/2011 - 09/30/2011+	$6.64	$0.05	$(1.32)	$(1.27)	$(0.12)	$0.00	$0.00
03/31/2011	6.40	0.12	0.84	0.96	(0.65)	(0.07)	0.00
03/31/2010	4.60	0.20	3.60	3.80	(2.00)	0.00	0.00
03/31/2009	9.55	0.36	(5.13)	(4.77)	0.00	(0.06)	(0.12)
03/31/2008	10.21	0.49	(0.31)	0.18	(0.39)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.15	0.48	0.63	(0.42)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	6.67	0.05	(1.33)	(1.28)	(0.12)	0.00	0.00
03/31/2011	6.40	0.11	0.86	0.97	(0.63)	(0.07)	0.00
03/31/2010	4.60	0.20	3.59	3.79	(1.99)	0.00	0.00
04/30/2008 - 03/31/2009	10.14	0.32	(5.68)	(5.36)	0.00	(0.06)	(0.12)
Administrative Class
04/01/2011 - 09/30/2011+	6.61	0.05	(1.32)	(1.27)	(0.11)	0.00	0.00
03/31/2011	6.37	0.10	0.85	0.95	(0.64)	(0.07)	0.00
03/31/2010	4.59	0.19	3.58	3.77	(1.99)	0.00	0.00
03/31/2009	9.54	0.34	(5.12)	(4.78)	0.00	(0.06)	(0.11)
03/31/2008	10.21	0.47	(0.32)	0.15	(0.37)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.14	0.48	0.62	(0.41)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	6.57	0.04	(1.30)	(1.26)	(0.11)	0.00	0.00
03/31/2011	6.32	0.09	0.85	0.94	(0.62)	(0.07)	0.00
03/31/2010	4.57	0.17	3.57	3.74	(1.99)	0.00	0.00
03/31/2009	9.49	0.36	(5.12)	(4.76)	0.00	(0.06)	(0.10)
03/31/2008	10.20	0.45	(0.35)	0.10	(0.36)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.14	0.48	0.62	(0.42)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.

24	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$4.72	(15.10)%	$69,361	1.19	%*	1.19	%*	1.19	%*	1.19	%*	1.50	%*	275	%**
(1.42)	5.81	24.99	81,839	1.20		1.20		1.19		1.19		2.15		453	**
(3.55)	5.97	105.95	4,725	1.32		1.32		1.19		1.19		5.02		786
(0.12)	4.79	(47.80)	1,712	2.07		2.07		1.19		1.19		5.19		564
(0.68)	9.38	(4.02)	10,220	1.70		1.70		1.19		1.19		4.48		279
(1.36)	10.42	15.03	10,834	1.14		1.14		1.14		1.14		3.98		464

(0.24)	4.73	(14.91)	62,296	1.19	*	1.19	*	1.19	*	1.19	*	1.51	*	275	**
(1.42)	5.81	24.77	69,302	1.20		1.20		1.19		1.19		2.09		453	**
(3.55)	5.98	106.17	16,155	1.32		1.32		1.19		1.19		5.05		786
(0.12)	4.79	(47.81)	7,882	2.07		2.07		1.19		1.19		5.17		564
(0.68)	9.38	(4.01)	27,595	1.70		1.70		1.19		1.19		4.49		279
(1.34)	10.42	15.00	27,519	1.14		1.14		1.14		1.14		3.85		464

(0.22)	4.56	(15.48)	21,944	1.94	*	1.94	*	1.94	*	1.94	*	0.75	*	275	**
(1.38)	5.63	23.86	20,521	1.95		1.95		1.94		1.94		1.37		453	**
(3.52)	5.84	104.72	6,433	2.07		2.07		1.94		1.94		4.33		786
(0.10)	4.74	(48.13)	2,941	2.79		2.79		1.94		1.94		4.34		564
(0.62)	9.32	(4.83)	11,296	2.43		2.43		1.94		1.94		3.72		279
(1.29)	10.39	14.23	13,045	1.89		1.89		1.89		1.89		3.20		464

$0.00	$10.00	0.00%	$50,000	0.84	%*	0.84	%*	0.84	%*	0.84	%*	0.00	%*	0%

$(0.12)	$5.25	(19.36)%	$663,562	0.64	%*	0.64	%*	0.64	%*	0.64	%*	1.75	%*	292	%**
(0.72)	6.64	15.90	395,385	0.65		0.65		0.64		0.64		1.78		427	**
(2.00)	6.40	84.13	68,672	0.65		0.65		0.64		0.64		3.04		493
(0.18)	4.60	(50.26)	37,609	1.68		1.68		0.64		0.64		5.12		456
(0.84)	9.55	1.35	72,625	1.30	(b)	1.30	(b)	0.66	(b)	0.66	(b)	4.75		384
(0.42)	10.21	6.41	57,155	0.69	*	1.04	*	0.69	*	1.04	*	4.63	*	197

(0.12)	5.27	(19.47)	159	0.74	*	0.74	*	0.74	*	0.74	*	1.63	*	292	**
(0.70)	6.67	16.04	113	0.75		0.75		0.74		0.74		1.80		427	**
(1.99)	6.40	83.88	15	0.75		0.75		0.74		0.74		2.82		493
(0.18)	4.60	(53.16)	5	1.73	*	1.73	*	0.74	*	0.74	*	5.07	*	456

(0.11)	5.23	(19.42)	9	0.89	*	0.89	*	0.89	*	0.89	*	1.47	*	292	**
(0.71)	6.61	15.75	11	0.90		0.90		0.89		0.89		1.60		427	**
(1.99)	6.37	83.60	10	0.90		0.90		0.89		0.89		2.80		493
(0.17)	4.59	(50.37)	5	1.94		1.94		0.89		0.89		4.86		456
(0.82)	9.54	1.06	11	1.53	(b)	1.53	(b)	0.91	(b)	0.91	(b)	4.52		384
(0.41)	10.21	6.33	11	0.94	*	1.29	*	0.94	*	1.29	*	4.38	*	197

(0.11)	5.20	(19.43)	4,050	1.04	*	1.04	*	1.04	*	1.04	*	1.33	*	292	**
(0.69)	6.57	15.58	3,294	1.05		1.05		1.04		1.04		1.40		427	**
(1.99)	6.32	83.30	3,235	1.05		1.05		1.04		1.04		2.49		493
(0.16)	4.57	(50.39)	497	2.08		2.08		1.04		1.04		4.78		456
(0.81)	9.49	0.54	633	1.56	(b)	1.56	(b)	1.06	(b)	1.06	(b)	4.33		384
(0.42)	10.20	6.30	537	1.09	*	2.66	*	1.09	*	2.66	*	4.33	*	197

Semiannual Report	September 30, 2011	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)
Class A
04/01/2011 - 09/30/2011+	$6.56	$0.04	$(1.31)	$(1.27)	$(0.11)	$0.00	$0.00
03/31/2011	6.33	0.09	0.84	0.93	(0.63)	(0.07)	0.00
03/31/2010	4.57	0.15	3.60	3.75	(1.99)	0.00	0.00
03/31/2009	9.51	0.34	(5.11)	(4.77)	0.00	(0.06)	(0.11)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00	(0.44)
11/30/2006 - 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	6.42	0.02	(1.28)	(1.26)	(0.09)	0.00	0.00
03/31/2011	6.22	0.04	0.83	0.87	(0.60)	(0.07)	0.00
03/31/2010	4.53	0.11	3.54	3.65	(1.96)	0.00	0.00
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)	(0.09)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00	0.00

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Institutional Class
04/01/2011 - 09/30/2011+	$7.41	$0.10	$(1.35)	$(1.25)	$(0.31)	$0.00	$0.00
03/31/2011	9.32	0.27	0.45	0.72	(2.63)	0.00	0.00
03/31/2010	6.46	0.54	4.29	4.83	(1.69)	(0.28)	0.00
03/31/2009	10.31	0.54	(4.38)	(3.84)	(0.01)	0.00	0.00
03/31/2008	12.26	0.58	(2.15)	(1.57)	(0.32)	(0.06)	0.00
03/31/2007	12.40	0.52	1.19	1.71	(1.85)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	7.24	0.08	(1.30)	(1.22)	(0.30)	0.00	0.00
03/31/2011	9.16	0.24	0.43	0.67	(2.59)	0.00	0.00
03/31/2010	6.38	0.38	4.35	4.73	(1.67)	(0.28)	0.00
03/31/2009	10.22	0.54	(4.38)	(3.84)	0.00	0.00	0.00
03/31/2008	12.16	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00
03/31/2007	12.33	0.46	1.17	1.63	(1.80)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	7.23	0.08	(1.30)	(1.22)	(0.30)	0.00	0.00
03/31/2011	9.17	0.24	0.42	0.66	(2.60)	0.00	0.00
03/31/2010	6.38	0.44	4.30	4.74	(1.67)	(0.28)	0.00
03/31/2009	10.23	0.53	(4.38)	(3.85)	0.00	0.00	0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)	0.00
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00	0.00
Class B
04/01/2011 - 09/30/2011+	6.96	0.06	(1.26)	(1.20)	(0.29)	0.00	0.00
03/31/2011	8.90	0.17	0.42	0.59	(2.53)	0.00	0.00
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	0.00
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)	0.00
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	6.95	0.06	(1.26)	(1.20)	(0.29)	0.00	0.00
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	0.00
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	0.00
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)	0.00
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.50%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.45%.

26	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.11)	$5.18	(19.59)%	$7,011	1.04	%*	1.04	%*	1.04	%*	1.04	%*	1.33	%*	292	%**
(0.70)	6.56	15.49	5,090	1.05		1.05		1.04		1.04		1.53		427	**
(1.99)	6.33	83.63	7,146	1.05		1.05		1.04		1.04		2.32		493
(0.17)	4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456
(0.82)	9.51	0.86	1,881	2.11	(c)	2.11	(c)	1.06	(c)	1.06	(c)	4.47		384
(0.41)	10.20	6.25	68	1.09	*	1.76	*	1.09	*	1.76	*	4.33	*	197

(0.09)	5.07	(19.81)	1,975	1.79	*	1.79	*	1.79	*	1.79	*	0.57	*	292	**
(0.67)	6.42	14.70	1,039	1.80		1.80		1.79		1.79		0.72		427	**
(1.96)	6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493
(0.15)	4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456
(0.79)	9.45	0.06	398	2.60	(c)	2.60	(c)	1.81	(c)	1.81	(c)	3.65		384
(0.39)	10.19	5.95	83	1.84	*	2.42	*	1.84	*	2.42	*	3.54	*	197

$(0.31)	$5.85	(17.50)%	$150,690	0.75	%*	0.75	%*	0.75	%*	0.75	%*	2.91	%*	426	%**
(2.63)	7.41	8.75	125,963	0.76		0.76		0.75		0.75		3.10		1,051	**
(1.97)	9.32	76.88	162,453	0.95		0.95		0.75		0.75		6.16		1,196
(0.01)	6.46	(37.30)	217,610	2.45		2.45		0.75		0.75		6.64		1,001
(0.38)	10.31	(13.31)	219,680	1.50	(d)	1.50	(d)	0.78	(d)	0.78	(d)	4.75		908
(1.85)	12.26	14.67	543,706	0.83	(b)	0.83	(b)	0.82	(b)	0.82	(b)	4.25		696

(0.30)	5.72	(17.47)	11,541	1.15	*	1.15	*	1.15	*	1.15	*	2.43	*	426	**
(2.59)	7.24	8.31	34,149	1.16		1.16		1.15		1.15		2.79		1,051	**
(1.95)	9.16	76.21	47,459	1.20		1.20		1.15		1.15		4.04		1,196
0.00	6.38	(37.57)	3,580	2.97		2.97		1.15		1.15		6.22		1,001
(0.34)	10.22	(13.57)	9,389	2.00	(d)	2.00	(d)	1.18	(d)	1.18	(d)	4.39		908
(1.80)	12.16	14.06	5,671	1.23	(b)	1.23	(b)	1.22	(b)	1.22	(b)	3.83		696

(0.30)	5.71	(17.47)	10,974	1.15	*	1.15	*	1.15	*	1.15	*	2.45	*	426	**
(2.60)	7.23	8.23	24,117	1.16		1.16		1.15		1.15		2.84		1,051	**
(1.95)	9.17	76.37	11,470	1.28		1.28		1.15		1.15		4.92		1,196
0.00	6.38	(37.63)	5,192	2.95		2.95		1.15		1.15		6.19		1,001
(0.34)	10.23	(13.59)	11,923	2.03	(d)	2.03	(d)	1.18	(d)	1.18	(d)	4.39		908
(1.80)	12.17	14.16	18,187	1.23	(c)	1.23	(b)	1.22	(b)	1.22	(b)	3.86		696

(0.29)	5.47	(17.87)	1,134	1.90	*	1.90	*	1.90	*	1.90	*	1.70	*	426	**
(2.53)	6.96	7.59	2,338	1.91		1.91		1.90		1.90		2.08		1,051	**
(1.91)	8.90	75.05	3,580	2.05		2.05		1.90		1.90		4.53		1,196
0.00	6.25	(38.00)	2,702	3.72		3.72		1.90		1.90		5.32		1,001
(0.27)	10.08	(14.31)	9,274	2.80	(d)	2.80	(d)	1.93	(d)	1.93	(d)	3.66		908
(1.71)	12.03	13.32	14,625	1.98	(c)	1.98	(b)	1.97	(b)	1.97	(b)	3.12		696

(0.29)	5.46	(17.91)	4,261	1.90	*	1.90	*	1.90	*	1.90	*	1.69	*	426	**
(2.55)	6.95	7.56	9,754	1.91		1.91		1.90		1.90		2.11		1,051	**
(1.92)	8.91	75.03	4,949	2.05		2.05		1.90		1.90		4.43		1,196
0.00	6.26	(38.02)	2,751	3.72		3.72		1.90		1.90		5.39		1,001
(0.27)	10.10	(14.22)	8,140	2.78	(d)	2.78	(d)	1.93	(d)	1.93	(d)	3.65		908
(1.71)	12.04	13.30	12,356	1.98	(c)	1.98	(b)	1.97	(b)	1.97	(b)	3.12		696

Semiannual Report	September 30, 2011	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Small Cap StocksPLUS® TR Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.10	$0.08	$(2.09)	$(2.01)	$(0.15)	$0.00	$0.00
03/31/2011	6.97	0.14	2.21	2.35	(1.22)	0.00	0.00
03/31/2010	5.63	0.33	4.64	4.97	(3.63)	0.00	0.00
03/31/2009	9.07	0.26	(3.65)	(3.39)	(0.01)	0.00	0.00
03/31/2008	10.60	0.47	(1.46)	(0.99)	(0.42)	(0.12)	(0.04)
03/31/2007	10.00	0.46	0.28	0.74	(0.14)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	8.09	0.10	(2.12)	(2.02)	(0.14)	0.00	0.00
03/31/2011	6.97	0.13	2.20	2.33	(1.21)	0.00	0.00
03/31/2010	5.63	0.16	4.81	4.97	(3.63)	0.00	0.00
04/30/2008 - 03/31/2009	9.49	0.27	(4.09)	(3.82)	0.00	0.00	(0.04)
Class D
04/01/2011 - 09/30/2011+	7.98	0.07	(2.06)	(1.99)	(0.13)	0.00	0.00
03/31/2011	6.91	0.12	2.17	2.29	(1.22)	0.00	0.00
03/31/2010	5.61	0.23	4.69	4.92	(3.62)	0.00	0.00
03/31/2009	9.04	0.28	(3.69)	(3.41)	0.00	0.00	(0.02)
03/31/2008	10.57	0.44	(1.46)	(1.02)	(0.39)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.14)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.03	0.07	(2.09)	(2.02)	(0.13)	0.00	$0.00
03/31/2011	6.93	0.12	2.19	2.31	(1.21)	0.00	0.00
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	0.00
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	7.72	0.04	(2.00)	(1.96)	(0.11)	0.00	0.00
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	0.00
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	0.00
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00	0.00

PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund
Institutional Class
09/30/2011 - 09/30/2011+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

PIMCO StocksPLUS® Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.93	$0.04	$(1.42)	$(1.38)	$(0.16)	$0.00	$0.00
03/31/2011	8.27	0.12	1.30	1.42	(0.76)	0.00	0.00
03/31/2010	4.94	0.13	3.39	3.52	(0.19)	0.00	0.00
03/31/2009	9.95	0.33	(4.72)	(4.39)	(0.62)	0.00	0.00
03/31/2008	11.07	0.54	(1.04)	(0.50)	(0.62)	0.00	0.00
03/31/2007	10.38	0.48	0.67	1.15	(0.46)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	8.95	0.03	(1.44)	(1.41)	(0.15)	0.00	0.00
03/31/2011	8.28	0.12	1.29	1.41	(0.74)	0.00	0.00
03/31/2010	4.94	0.11	3.41	3.52	(0.18)	0.00	0.00
04/30/2008 - 03/31/2009	10.55	0.28	(5.27)	(4.99)	(0.62)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.

28	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.15)	$5.94	(25.15)%	$299,885	0.69	%*	0.69	%*	0.69	%*	0.69	%*	2.15	%*	242	%**
(1.22)	8.10	35.77	201,665	0.71		0.71		0.69		0.69		1.94		571	**
(3.63)	6.97	94.74	154,296	0.79		0.79		0.69		0.69		4.42		762
(0.05)	5.63	(37.56)	450,524	1.02		1.02		0.69		0.69		3.89		609
(0.54)	9.07	(9.75)	26,751	1.50	(c)	1.50	(c)	0.71	(c)	0.71	(c)	4.66		403
(0.14)	10.60	7.39	11,307	0.74		1.96		0.74		1.96		4.50		671

(0.14)	5.93	(25.29)	2,281	0.79	*	0.79	*	0.79	*	0.79	*	2.48	*	242	**
(1.21)	8.09	35.41	2,234	0.81		0.81		0.79		0.79		1.75		571	**
(3.63)	6.97	94.65	1,868	0.80		0.80		0.79		0.79		2.33		762
(0.04)	5.63	(40.39)	6	1.15	*	1.15	*	0.79	*	0.79	*	3.88	*	609

(0.13)	5.86	(25.21)	59,057	1.09	*	1.09	*	1.09	*	1.09	*	1.97	*	242	**
(1.22)	7.98	35.09	106,387	1.13		1.13		1.09		1.09		1.59		571	**
(3.62)	6.91	94.07	1,780	1.13		1.13		1.09		1.09		3.03		762
(0.02)	5.61	(37.80)	124	1.58		1.58		1.09		1.09		3.73		609
(0.51)	9.04	(10.07)	131	1.85	(c)	1.85	(c)	1.11	(c)	1.11	(c)	4.30		403
(0.14)	10.57	17.27	106	1.14	*	2.98	*	1.14	*	2.98	*	4.20	*	671

(0.13)	5.88	(25.39)	47,778	1.09	*	1.09	*	1.09	*	1.09	*	1.94	*	242	**
(1.21)	8.03	35.30	63,897	1.13		1.13		1.09		1.09		1.64		571	**
(3.63)	6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762
(0.03)	5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609
(0.51)	9.06	(9.95)	161	1.97	(c)	1.97	(c)	1.11	(c)	1.11	(c)	4.25		403
(0.13)	10.58	17.29	97	1.14	*	2.54	*	1.14	*	2.54	*	4.21	*	671

(0.11)	5.65	(25.62)	17,726	1.84	*	1.84	*	1.84	*	1.84	*	1.19	*	242	**
(1.19)	7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89		571	**
(3.60)	6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762
0.00	5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609
(0.46)	8.97	(10.74)	444	2.71	(c)	2.71	(c)	1.86	(c)	1.86	(c)	3.52		403
(0.13)	10.52	16.64	196	1.89	*	4.16	*	1.89	*	4.16	*	3.46	*	671

$0.00	$10.00	0.00%	$50,000	0.84	%*	0.84	%*	0.84	%*	0.84	%*	0.00	%*	0%

$(0.16)	$7.39	(15.69)%	$1,642,648	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.90	%*	106	%**
(0.76)	8.93	18.59	1,193,012	0.50		0.50		0.50		0.50		1.49		225	**
(0.19)	8.27	71.35	654,432	0.54		0.54		0.50		0.50		1.82		392
(0.62)	4.94	(46.33)	143,460	1.10		1.10		0.50		0.50		4.18		425
(0.62)	9.95	(4.95)	519,242	0.62	(d)	0.62	(d)	0.53	(d)	0.53	(d)	4.76		67
(0.46)	11.07	11.25	604,654	0.57	(b)	0.57	(b)	0.57	(b)	0.57	(b)	4.48		76

(0.15)	7.39	(15.96)	1,188	0.60	*	0.60	*	0.60	*	0.60	*	0.78	*	106	**
(0.74)	8.95	18.53	995	0.60		0.60		0.60		0.60		1.36		225	**
(0.18)	8.28	71.31	315	0.61		0.61		0.60		0.60		1.49		392
(0.62)	4.94	(49.40)	5	1.23	*	1.23	*	0.60	*	0.60	*	4.23	*	425

Semiannual Report	September 30, 2011	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO StocksPLUS® Fund (Cont.)
Administrative Class
04/01/2011 - 09/30/2011+	$8.67	$0.03	$(1.39)	$(1.36)	$(0.14)	$0.00	$0.00
03/31/2011	8.05	0.10	1.26	1.36	(0.74)	0.00	0.00
03/31/2010	4.82	0.13	3.29	3.42	(0.19)	0.00	0.00
03/31/2009	9.71	0.31	(4.61)	(4.30)	(0.59)	0.00	0.00
03/31/2008	10.83	0.51	(1.04)	(0.53)	(0.59)	0.00	0.00
03/31/2007	10.15	0.44	0.67	1.11	(0.43)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	8.57	0.02	(1.37)	(1.35)	(0.13)	0.00	0.00
03/31/2011	7.97	0.08	1.25	1.33	(0.73)	0.00	0.00
03/31/2010	4.77	0.11	3.28	3.39	(0.19)	0.00	0.00
03/31/2009	9.65	0.28	(4.57)	(4.29)	(0.59)	0.00	0.00
03/31/2008	10.76	0.48	(1.02)	(0.54)	(0.57)	0.00	0.00
03/31/2007	10.10	0.42	0.65	1.07	(0.41)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	8.61	0.02	(1.38)	(1.36)	(0.14)	0.00	0.00
03/31/2011	8.00	0.08	1.26	1.34	(0.73)	0.00	0.00
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	0.00
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00	0.00
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00	0.00
Class B
04/01/2011 - 09/30/2011+	8.28	(0.01)	(1.31)	(1.32)	(0.11)	0.00	0.00
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	0.00
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	0.00
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00	0.00
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	8.39	0.00	(1.34)	(1.34)	(0.12)	0.00	0.00
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	0.00
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	0.00
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00	0.00
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00	0.00
Class R
04/01/2011 - 09/30/2011+	8.76	0.01	(1.40)	(1.39)	(0.13)	0.00	0.00
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	0.00
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00	0.00
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00	0.00

PIMCO StocksPLUS® Long Duration Fund
Institutional Class
04/01/2011 - 09/30/2011+	$7.01	$0.16	$(0.20)	$(0.04)	$(0.04)	$0.00	$0.00
03/31/2011	8.17	0.34	1.48	1.82	(0.77)	(2.21)	0.00
03/31/2010	5.48	0.31	3.17	3.48	(0.29)	(0.50)	0.00
03/31/2009	9.21	0.31	(3.95)	(3.64)	(0.09)	0.00	0.00
08/31/2007 - 03/31/2008	10.00	0.26	(0.65)	(0.39)	0.00	(0.15)	(0.25)

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.25%.

30	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.14)	$7.17	(15.81)%	$2,834	0.75	%*	0.75	%*	0.75	%*	0.75	%*	0.66	%*	106	%**
(0.74)	8.67	18.30	3,355	0.75		0.75		0.75		0.75		1.23		225	**
(0.19)	8.05	70.96	2,857	0.79		0.79		0.75		0.75		1.94		392
(0.59)	4.82	(46.41)	1,665	1.31		1.31		0.75		0.75		3.86		425
(0.59)	9.71	(5.30)	10,343	0.86	(c)	0.86	(c)	0.78	(c)	0.78	(c)	4.55		67
(0.43)	10.83	11.15	33,368	0.82	(b)	0.82	(b)	0.82	(b)	0.82	(b)	4.17		76

(0.13)	7.09	(15.87)	4,592	0.90	*	0.90	*	0.90	*	0.90	*	0.52	*	106	**
(0.73)	8.57	18.11	11,501	0.90		0.90		0.90		0.90		1.02		225	**
(0.19)	7.97	71.00	8,827	0.94		0.94		0.90		0.90		1.59		392
(0.59)	4.77	(46.59)	2,572	1.53		1.53		0.90		0.90		3.83		425
(0.57)	9.65	(5.38)	5,345	1.03	(c)	1.03	(c)	0.93	(c)	0.93	(c)	4.35		67
(0.41)	10.76	10.80	9,804	0.97	(b)	0.97	(b)	0.97	(b)	0.97	(b)	4.05		76

(0.14)	7.11	(15.99)	58,072	0.90	*	0.90	*	0.90	*	0.90	*	0.51	*	106	**
(0.73)	8.61	18.13	83,042	0.90		0.90		0.90		0.90		1.07		225	**
(0.19)	8.00	70.93	68,038	0.94		0.94		0.90		0.90		1.90		392
(0.59)	4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82		425
(0.58)	9.69	(5.33)	101,021	1.03	(c)	1.03	(c)	0.93	(c)	0.93	(c)	4.35		67
(0.42)	10.80	10.80	132,721	0.97	(b)	0.97	(b)	0.97	(b)	0.97	(b)	4.07		76

(0.11)	6.85	(16.13)	3,111	1.65	*	1.65	*	1.65	*	1.65	*	(0.25	)*	106	**
(0.67)	8.28	17.20	5,635	1.65		1.65		1.65		1.65		0.31		225	**
(0.17)	7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14		392
(0.54)	4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04		425
(0.49)	9.45	(6.00)	21,826	1.78	(c)	1.78	(c)	1.68	(c)	1.68	(c)	3.61		67
(0.34)	10.54	10.00	35,864	1.72	(b)	1.72	(b)	1.72	(b)	1.72	(b)	3.28		76

(0.12)	6.93	(16.13)	39,395	1.40	*	1.40	*	1.40	*	1.40	*	0.00	*	106	**
(0.69)	8.39	17.65	52,092	1.40		1.40		1.40		1.40		0.58		225	**
(0.18)	7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34		392
(0.56)	4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31		425
(0.52)	9.53	(5.69)	72,282	1.53	(c)	1.53	(c)	1.43	(c)	1.43	(c)	3.85		67
(0.37)	10.62	10.24	96,352	1.47	(b)	1.47	(b)	1.47	(b)	1.47	(b)	3.57		76

(0.13)	7.24	(16.02)	2,309	1.15	*	1.15	*	1.15	*	1.15	*	0.25	*	106	**
(0.71)	8.76	17.79	2,332	1.15		1.15		1.15		1.15		0.83		225	**
(0.18)	8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52		392
(0.57)	4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56		425
(0.55)	9.85	(5.56)	2,925	1.30	(c)	1.30	(c)	1.17	(c)	1.17	(c)	4.08		67
(0.39)	10.97	10.56	2,337	1.22	(b)	1.22	(b)	1.22	(b)	1.22	(b)	3.83		76

$(0.04)	$6.93	(0.54)%	$461,565	0.59	%*	0.59	%*	0.59	%*	0.59	%*	4.36	%*	165	%**
(2.98)	7.01	25.78	491,002	0.60		0.60		0.59		0.59		4.24		339	**
(0.79)	8.17	64.82	419,105	0.60		0.60		0.59		0.59		4.24		417
(0.09)	5.48	(39.72)	206,821	0.81		0.81		0.59		0.59		4.39		464
(0.40)	9.21	(4.23)	122,184	0.61	*	0.68	*	0.59	*	0.67	*	4.66	*	272

Semiannual Report	September 30, 2011	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO StocksPLUS® Total Return Fund
Institutional Class
04/01/2011 - 09/30/2011+	$8.23	$0.08	$(1.33)	$(1.25)	$(0.11)	$0.00	$0.00
03/31/2011	7.14	0.17	1.42	1.59	(0.50)	0.00	0.00
03/31/2010	4.84	0.28	3.55	3.83	(1.53)	0.00	0.00
03/31/2009	10.02	0.50	(5.09)	(4.59)	(0.53)	0.00	(0.06)
03/31/2008	11.87	0.59	(0.70)	(0.11)	(0.66)	(1.08)	0.00
03/31/2007	11.72	0.54	0.87	1.41	(0.51)	(0.75)	0.00
Class P
04/01/2011 - 09/30/2011+	8.21	0.07	(1.32)	(1.25)	(0.10)	0.00	0.00
03/31/2011	7.13	0.16	1.42	1.58	(0.50)	0.00	0.00
03/31/2010	4.84	0.27	3.55	3.82	(1.53)	0.00	0.00
04/30/2008 - 03/31/2009	10.65	0.44	(5.66)	(5.22)	(0.53)	0.00	(0.06)
Class D
04/01/2011 - 09/30/2011+	8.14	0.06	(1.31)	(1.25)	(0.09)	0.00	0.00
03/31/2011	7.08	0.13	1.41	1.54	(0.48)	0.00	0.00
03/31/2010	4.82	0.25	3.53	3.78	(1.52)	0.00	0.00
03/31/2009	9.99	0.47	(5.07)	(4.60)	(0.51)	0.00	(0.06)
03/31/2008	11.83	0.55	(0.69)	(0.14)	(0.62)	(1.08)	0.00
03/31/2007	11.69	0.48	0.87	1.35	(0.46)	(0.75)	0.00
Class A
04/01/2011 - 09/30/2011+	8.21	0.06	(1.33)	(1.27)	(0.09)	0.00	0.00
03/31/2011	7.13	0.14	1.42	1.56	(0.48)	0.00	0.00
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	0.00
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)	0.00
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)	0.00
Class B
04/01/2011 - 09/30/2011+	7.93	0.03	(1.28)	(1.25)	(0.06)	0.00	0.00
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	0.00
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)	0.00
Class C
04/01/2011 - 09/30/2011+	7.94	0.03	(1.28)	(1.25)	(0.07)	0.00	0.00
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	0.00
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)	0.00

PIMCO StocksPLUS® TR Short Strategy Fund
Institutional Class
04/01/2011 - 09/30/2011+	$4.13	$0.05	$0.42	$0.47	$(0.07)	$0.00	$0.00
03/31/2011	4.66	0.08	(0.55)	(0.47)	(0.06)	0.00	0.00
03/31/2010	6.88	0.10	(1.83)	(1.73)	(0.13)	(0.36)	0.00
03/31/2009	9.43	0.42	2.92	3.34	(0.23)	(5.66)	0.00
03/31/2008	8.38	0.39	1.08	1.47	(0.42)	0.00	0.00
03/31/2007	8.88	0.39	(0.50)	(0.11)	(0.39)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	4.13	0.05	0.41	0.46	(0.07)	0.00	0.00
03/31/2011	4.66	0.10	(0.57)	(0.47)	(0.06)	0.00	0.00
01/29/2010 - 03/31/2010	5.08	0.01	(0.41)	(0.40)	(0.02)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(c)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.39%.
(d)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(e)	Effective October 1, 2010, the Fund’s advisory fee was reduced by 0.05% to 0.39%.

32	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.11)	$6.87	(15.33)%	$404,302	0.64	%*	0.64	%*	0.64	%*	0.64	%*	2.00	%*	176	%**
(0.50)	8.23	23.03	181,890	0.64		0.64		0.64		0.64		2.31		476	**
(1.53)	7.14	81.47	155,222	0.69		0.69		0.64		0.64		4.21		609
(0.59)	4.84	(46.99)	101,848	2.56		2.56		0.64		0.64		6.61		521
(1.74)	10.02	(2.33)	182,993	2.25	(c)	2.25	(c)	0.67	(c)	0.67	(c)	5.01		411
(1.26)	11.87	12.24	266,065	0.71	(b)	0.71	(b)	0.71	(b)	0.71	(b)	4.53		284

(0.10)	6.86	(15.31)	1,970	0.74	*	0.74	*	0.74	*	0.74	*	1.89	*	176	**
(0.50)	8.21	22.86	2,186	0.74		0.74		0.74		0.74		2.07		476	**
(1.53)	7.13	81.20	329	0.76		0.76		0.74		0.74		3.80		609
(0.59)	4.84	(50.15)	5	2.55	*	2.55	*	0.74	*	0.74	*	6.52	*	521

(0.09)	6.80	(15.53)	53,797	1.04	*	1.04	*	1.04	*	1.04	*	1.59	*	176	**
(0.48)	8.14	22.52	111,590	1.04		1.04		1.04		1.04		1.72		476	**
(1.52)	7.08	80.66	15,281	1.09		1.09		1.04		1.04		3.61		609
(0.57)	4.82	(47.20)	4,352	2.94		2.94		1.04		1.04		6.24		521
(1.70)	9.99	(2.56)	7,144	3.10	(c)	3.10	(c)	1.07	(c)	1.07	(c)	4.78		411
(1.21)	11.83	11.74	3,949	1.11	(b)	1.11	(b)	1.11	(b)	1.11	(b)	4.08		284

(0.09)	6.85	(15.58)	53,903	1.04	*	1.04	*	1.04	*	1.04	*	1.59	*	176	**
(0.48)	8.21	22.59	75,423	1.04		1.04		1.04		1.04		1.88		476	**
(1.52)	7.13	80.58	37,735	1.09		1.09		1.04		1.04		3.78		609
(0.57)	4.85	(47.17)	12,052	2.97		2.97		1.04		1.04		6.20		521
(1.69)	10.04	(2.71)	25,661	2.68	(c)	2.68	(c)	1.07	(c)	1.07	(c)	4.64		411
(1.21)	11.89	11.77	39,296	1.11	(b)	1.11	(b)	1.11	(b)	1.11	(b)	4.07		284

(0.06)	6.62	(15.81)	2,647	1.79	*	1.79	*	1.79	*	1.79	*	0.83	*	176	**
(0.43)	7.93	21.47	4,288	1.79		1.79		1.79		1.79		1.20		476	**
(1.49)	6.92	79.64	6,378	1.84		1.84		1.79		1.79		3.12		609
(0.52)	4.74	(47.62)	5,619	3.75		3.75		1.79		1.79		5.42		521
(1.62)	9.85	(3.40)	16,220	3.47	(c)	3.47	(c)	1.82	(c)	1.82	(c)	3.90		411
(1.13)	11.71	10.87	20,416	1.86	(b)	1.86	(b)	1.86	(b)	1.86	(b)	3.34		284

(0.07)	6.62	(15.87)	17,379	1.79	*	1.79	*	1.79	*	1.79	*	0.83	*	176	**
(0.44)	7.94	21.59	19,000	1.79		1.79		1.79		1.79		1.13		476	**
(1.49)	6.93	79.47	9,275	1.84		1.84		1.79		1.79		3.09		609
(0.52)	4.75	(47.61)	6,559	3.74		3.74		1.79		1.79		5.43		521
(1.62)	9.87	(3.39)	17,702	3.43	(c)	3.43	(c)	1.82	(c)	1.82	(c)	3.89		411
(1.12)	11.73	10.93	24,131	1.86	(b)	1.86	(b)	1.86	(b)	1.86	(b)	3.33		284

$(0.07)	$4.53	11.48%	$1,115,541	0.65	%*	0.65	%*	0.64	%*	0.64	%*	2.31	%*	193	%**
(0.06)	4.13	(10.22)	1,308,042	0.66	(e)	0.66	(e)	0.66	(e)	0.66	(e)	1.79		483	**
(0.49)	4.66	(25.64)	752,805	0.69		0.69		0.69		0.69		1.93		406
(5.89)	6.88	46.74	18,892	1.43		1.43		0.69		0.69		4.45		515
(0.42)	9.43	18.39	197,340	1.21	(d)	1.21	(d)	0.71	(d)	0.71	(d)	4.60		220
(0.39)	8.38	(1.14)	156,469	0.74		0.74		0.74		0.74		4.41		413

(0.07)	4.52	11.28	28,491	0.75	*	0.75	*	0.74	*	0.74	*	2.47	*	193	**
(0.06)	4.13	(10.22)	10,955	0.76	(e)	0.76	(e)	0.76	(e)	0.76	(e)	2.28		483	**
(0.02)	4.66	(7.86)	9	0.79	*	0.79	*	0.79	*	0.79	*	1.28	*	406

Semiannual Report	September 30, 2011	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)
Class D
04/01/2011 - 09/30/2011+	$4.01	$0.04	$0.41	$0.45	$(0.07)	$0.00	$0.00
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	0.00
03/31/2010	6.71	0.08	(1.79)	(1.71)	(0.11)	(0.36)	0.00
03/31/2009	9.39	0.33	2.93	3.26	(0.28)	(5.66)	0.00
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	4.01	0.04	0.41	0.45	(0.07)	0.00	0.00
03/31/2011	4.53	0.06	(0.53)	(0.47)	(0.05)	0.00	0.00
03/31/2010	6.73	0.08	(1.80)	(1.72)	(0.12)	(0.36)	0.00
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	0.00
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	3.93	0.03	0.40	0.43	(0.05)	0.00	0.00
03/31/2011	4.46	0.03	(0.53)	(0.50)	(0.03)	0.00	0.00
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	0.00
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	0.00
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund’s advisory fee was reduced by 0.05% to 0.44%.
(c)	Effective October 1, 2010, the Fund’s advisory fee was reduced by 0.05% to 0.39%.

34	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.07)	$4.39	11.23%	$146,180	1.05	%*	1.05	%*	1.04	%*	1.04	%*	2.13	%*	193	%**
(0.05)	4.01	(10.50)	78,865	1.06	(c)	1.06	(c)	1.06	(c)	1.06	(c)	1.27		483	**
(0.47)	4.53	(25.95)	114,034	1.09		1.09		1.09		1.09		1.61		406
(5.94)	6.71	45.75	47,833	2.40		2.40		1.09		1.09		4.12		515
(0.40)	9.39	17.80	9,449	1.65	(b)	1.65	(b)	1.11	(b)	1.11	(b)	3.89		220
(0.36)	8.37	(4.52)	239	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413

(0.07)	4.39	11.19	264,394	1.05	*	1.05	*	1.04	*	1.04	*	2.07	*	193	**
(0.05)	4.01	(10.49)	177,651	1.06	(c)	1.06	(c)	1.06	(c)	1.06	(c)	1.34		483	**
(0.48)	4.53	(26.10)	155,362	1.09		1.09		1.09		1.09		1.56		406
(5.93)	6.73	45.90	44,892	2.09		2.09		1.09		1.09		4.08		515
(0.40)	9.39	17.79	39,964	1.61	(b)	1.61	(b)	1.11	(b)	1.11	(b)	3.75		220
(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	1.14	*	1.14	*	4.31	*	413

(0.05)	4.31	11.08	35,504	1.80	*	1.80	*	1.79	*	1.79	*	1.31	*	193	**
(0.03)	3.93	(11.30)	26,572	1.81	(c)	1.81	(c)	1.81	(c)	1.81	(c)	0.58		483	**
(0.45)	4.46	(26.63)	23,040	1.84		1.84		1.84		1.84		0.89		406
(5.89)	6.65	44.87	10,698	2.97		2.97		1.84		1.84		3.33		515
(0.35)	9.36	16.84	2,888	2.49	(b)	2.49	(b)	1.86	(b)	1.86	(b)	3.30		220
(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	1.89	*	1.89	*	3.60	*	413

Semiannual Report	September 30, 2011	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO International Fundamental IndexPLUS® TR Strategy Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Assets:
Investments, at value	$3,911,611	$4,907,419	$1,395,359	$47,177	$747,824
Investments in Affiliates, at value	1,019,543	45,403	65,982	0	259,074
Repurchase agreements, at value	7,969	9,124	3,400	0	14,800
Cash	1,147	87	5,463	0	1,764
Deposits with counterparty	0	0	129	0	41
Foreign currency, at value	389	3,935	44	0	40
Receivable for investments sold	759,822	2,009,320	141,861	0	90,095
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0
Receivable for Fund shares sold	14,330	2,037	262	50,000	33
Interest and dividends receivable	20,594	19,695	4,594	106	3,715
Dividends receivable from Affiliates	243	23	15	0	56
Variation margin receivable on financial derivative instruments	0	13,938	17	0	0
OTC swap premiums paid	11,373	24,937	2,761	0	1,899
Unrealized appreciation on foreign currency contracts	22,098	32,317	1,980	0	1,545
Unrealized appreciation on OTC swap agreements	41,411	201,971	3,889	0	7,385
	5,810,530	7,270,206	1,625,756	97,283	1,128,271

Liabilities:
Payable for reverse repurchase agreements	$155,223	$485,266	$0	$0	$19,130
Payable for investments purchased	757,520	2,770,574	486,413	47,283	260,907
Payable for investments in Affiliates purchased	243	23	15	0	57
Payable for investments purchased on a delayed-delivery basis	522,058	262,592	0	0	32,376
Payable for short sales	443,305	558,682	0	0	0
Deposits from counterparty	44,545	61,651	7,595	0	9,680
Payable for Fund shares redeemed	429	2,464	594	0	49,220
Overdraft due to custodian	0	0	0	0	0
Written options outstanding	2,578	5,252	687	0	494
Accrued investment advisory fees	2,546	1,770	483	0	246
Accrued supervisory and administrative fees	1,198	739	264	0	160
Accrued distribution fees	0	19	15	0	1
Accrued servicing fees	0	30	20	0	2
Variation margin payable on financial derivative instruments	1,266	0	408	0	64
OTC swap premiums received	13,636	31,482	7,824	0	5,152
Unrealized depreciation on foreign currency contracts	15,078	44,096	3,444	0	3,529
Unrealized depreciation on OTC swap agreements	557,403	240,288	85,803	0	70,487
Other liabilities	0	6	0	0	0
	2,517,028	4,464,934	593,565	47,283	451,505

Net Assets	$3,293,502	$2,805,272	$1,032,191	$50,000	$676,766

Net Assets Consist of:
Paid in capital	$4,164,780	$3,452,276	$1,136,656	$50,000	$797,714
Undistributed (overdistributed) net investment income	(49,525)	110,036	23,633	0	12,866
Accumulated undistributed net realized (loss)	(335,686)	(767,200)	(50,545)	0	(72,256)
Net unrealized appreciation (depreciation)	(486,067)	10,160	(77,553)	0	(61,558)
	$3,293,502	$2,805,272	$1,032,191	$50,000	$676,766

Cost of Investments	$3,899,668	$4,875,788	$1,392,314	$47,177	$746,812
Cost of Investments in Affiliates	$1,019,842	$45,403	$66,027	$0	$259,139
Cost of Repurchase Agreements	$7,969	$9,124	$3,400	$0	$14,800
Cost of Foreign Currency Held	$392	$3,970	$47	$0	$41
Proceeds Received on Short Sales	$441,186	$556,518	$0	$0	$0
Premiums Received on Written Options	$6,356	$21,558	$1,497	$0	$1,074

36	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$273,357	$462,064	$47,842	$1,521,542	$497,057	$494,975	$2,324,947
4,509	155,645	0	620,121	48,546	166,577	97,477
2,651	161	0	42,180	3,071	14,484	20,490
0	156	0	2,289	1,401	105	0
720	17,383	0	54,751	224	921	5,933
52	72	0	2,004	37	86	1,686
21,978	72,489	0	9,203	42,483	23,467	122,555
0	0	0	0	0	0	5,213
1,041	317	50,000	149	39	3,209	10,484
1,565	2,384	97	3,004	5,573	2,831	11,626
2	36	0	127	9	33	20
86	0	0	0	98	11	41,139
1,240	1,882	0	3,552	19	1,920	8,918
10,965	2,498	0	3,982	759	993	11,299
2,579	5,337	0	1,948	200	6,033	10,722
320,745	720,424	97,939	2,264,852	599,516	715,645	2,672,509

$0	$0	$0	$1,953	$23,575	$4,354	$180,621
102,366	185,551	47,939	399,981	19,840	98,290	662,449
2	36	0	127	9	33	20
0	0	0	0	71,733	16,598	165,415
9,513	0	0	0	3,224	20,450	9,063
8,675	6,725	0	1,870	2,725	6,485	14,802
238	45,032	0	996	0	225	11,655
62	0	0	0	0	0	420
658	339	0	121	356	418	2,013
68	177	0	399	146	175	531
52	133	0	417	100	146	424
4	12	0	22	0	14	22
3	15	0	25	0	17	57
12	11,249	0	39,164	10,774	11,750	836
1,917	1,547	0	6,303	0	2,580	5,574
2,244	3,086	0	17,116	2,331	3,294	16,071
16,331	39,795	0	42,207	3,138	16,818	12,426
0	0	0	2	0	0	0
142,145	293,697	47,939	510,703	137,951	181,647	1,082,399

$178,600	$426,727	$50,000	$1,754,149	$461,565	$533,998	$1,590,110

$209,316	$677,261	$50,000	$2,169,939	$447,884	$675,789	$1,835,003
(783)	1,837	0	22,796	7,263	4,462	18,279
(21,967)	(202,475)	0	(322,132)	(29,207)	(124,739)	(333,640)
(7,966)	(49,896)	0	(116,454)	35,625	(21,514)	70,468
$178,600	$426,727	$50,000	$1,754,149	$461,565	$533,998	$1,590,110

$276,996	$462,987	$47,842	$1,537,317	$446,980	$493,241	$2,293,244
$4,510	$155,680	$0	$620,264	$48,556	$166,624	$97,478
$2,651	$161	$0	$42,180	$3,071	$14,484	$20,490
$55	$80	$0	$2,021	$39	$87	$1,699
$9,521	$0	$0	$0	$2,956	$20,359	$9,038
$504	$999	$0	$668	$704	$1,204	$6,844

Semiannual Report	September 30, 2011	37

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO International Fundamental IndexPLUS® TR Strategy Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Net Assets:
Institutional Class	$3,293,306	$2,570,955	$865,409	$50,000	$663,562
Class P	196	31,211	13,106	NA	159
Administrative Class	NA	NA	75	NA	9
Class D	NA	73,230	69,361	NA	4,050
Class A	NA	101,877	62,296	NA	7,011
Class B	NA	NA	NA	NA	NA
Class C	NA	27,999	21,944	NA	1,975
Class R	NA	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	401,644	623,777	179,122	5,000	126,408
Class P	24	7,585	2,715	NA	30
Administrative Class	NA	NA	16	NA	2
Class D	NA	18,073	14,693	NA	780
Class A	NA	25,090	13,183	NA	1,353
Class B	NA	NA	NA	NA	NA
Class C	NA	6,844	4,808	NA	390
Class R	NA	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$8.20	$4.12	$4.83	$10.00	$5.25
Class P	8.25	4.12	4.83	NA	5.27
Administrative Class	NA	NA	4.78	NA	5.23
Class D	NA	4.05	4.72	NA	5.20
Class A	NA	4.06	4.73	NA	5.18
Class B	NA	NA	NA	NA	NA
Class C	NA	4.09	4.56	NA	5.07
Class R	NA	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$150,690	$299,885	$50,000	$1,642,648	$461,565	$404,302	$1,115,541
NA	2,281	NA	1,188	NA	1,970	28,491
NA	NA	NA	2,834	NA	NA	NA
11,541	59,057	NA	4,592	NA	53,797	146,180
10,974	47,778	NA	58,072	NA	53,903	264,394
1,134	NA	NA	3,111	NA	2,647	NA
4,261	17,726	NA	39,395	NA	17,379	35,504
NA	NA	NA	2,309	NA	NA	NA

25,751	50,536	5,000	222,395	66,617	58,890	246,479
NA	385	NA	161	NA	287	6,301
NA	NA	NA	395	NA	NA	NA
2,020	10,087	NA	648	NA	7,910	33,325
1,924	8,124	NA	8,163	NA	7,870	60,240
207	NA	NA	454	NA	400	NA
781	3,139	NA	5,686	NA	2,626	8,246
NA	NA	NA	319	NA	NA	NA

$5.85	$5.94	$10.00	$7.39	$6.93	$6.87	$4.53
NA	5.93	NA	7.39	NA	6.86	4.52
NA	NA	NA	7.17	NA	NA	NA
5.72	5.86	NA	7.09	NA	6.80	4.39
5.71	5.88	NA	7.11	NA	6.85	4.39
5.47	NA	NA	6.85	NA	6.62	NA
5.46	5.65	NA	6.93	NA	6.62	4.31
NA	NA	NA	7.24	NA	NA	NA

Semiannual Report	September 30, 2011	39

Statements of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS® TR Fund	PIMCO International Fundamental IndexPLUS® TR Strategy Fund (1)	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Income:
Interest, net of foreign taxes*	$36,200	$68,404	$7,442	$0	$6,010
Dividends	222	1,404	94	0	22
Dividends from Affiliate investments	1,097	1,638	144	0	215
Miscellaneous income	1	0	0	0	0
Total Income	37,520	71,446	7,680	0	6,247

Expenses:
Investment advisory fees	11,816	16,251	1,571	0	1,029
Supervisory and administrative fees	5,562	6,621	990	0	675
Distribution and/or servicing fees - Administrative Class	0	0	0	0	0
Distribution fees - Class B	0	0	0	0	0
Distribution fees - Class C	0	113	90	0	7
Distribution fees - Class R	0	0	0	0	0
Servicing fees - Class A	0	136	93	0	9
Servicing fees - Class B	0	0	0	0	0
Servicing fees - Class C	0	38	30	0	2
Servicing fees - Class R	0	0	0	0	0
Trustees’ fees	3	8	1	0	1
Interest expense	21	173	2	0	6
Miscellaneous expense	1	3	0	0	0
Total Expenses	17,403	23,343	2,777	0	1,729

Net Investment Income	20,117	48,103	4,903	0	4,518

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	39,730	117,034	3,819	0	4,945
Net realized gain (loss) on Affiliate investments	(258)	(199)	(12)	0	(35)
Net realized gain (loss) on futures contracts, written options and swaps	(363,791)	(261,612)	(29,709)	0	(75,496)
Net realized gain (loss) on foreign currency transactions	3,289	18,578	847	0	2,107
Net change in unrealized appreciation (depreciation) on investments	(13,044)	(46,200)	(1,166)	0	(2,504)
Net change in unrealized (depreciation) on Affiliate investments	(337)	(162)	(54)	0	(77)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(617,357)	(7,061)	(86,804)	0	(62,636)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	5,470	(17,021)	(1,714)	0	(2,546)
Net Gain (Loss)	(946,298)	(196,643)	(114,793)	0	(136,242)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(926,181)	$(148,540)	$(109,890)	$0	$(131,724)

* Foreign tax withholdings	$0	$6	$0	$0	$0

(1)	Period from September 30, 2011 to September 30, 2011.

40	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar- Hedged)	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund (1)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$3,114	$5,228	$0	$9,897	$12,136	$5,212	$28,100
0	5	0	206	18	119	814
28	93	0	572	60	150	554
1	0	0	0	0	0	1
3,143	5,326	0	10,675	12,214	5,481	29,469

392	801	0	1,918	872	818	3,862
326	719	0	2,040	598	802	2,838
0	0	0	4	0	0	0
7	0	0	17	0	13	0
27	81	0	122	0	75	110
0	0	0	3	0	0	0
23	77	0	96	0	90	247
2	0	0	6	0	4	0
9	27	0	61	0	25	37
0	0	0	3	0	0	0
0	1	0	2	1	1	3
3	4	0	8	7	2	88
0	0	0	1	0	0	1
789	1,710	0	4,281	1,478	1,830	7,186

2,354	3,616	0	6,394	10,736	3,651	22,283

4,096	5,063	0	11,520	18,833	2,199	32,133
11	31	0	(5)	4	(10)	(318)
(18,970)	(34,255)	0	(122,299)	(50,578)	(49,410)	144,214
(8,504)	(575)	0	(6,239)	889	1,383	6,679
(3,823)	(5,427)	0	(22,884)	38,499	344	4,251
(3)	(49)	0	(194)	(14)	(46)	(27)
(14,496)	(65,571)	0	(111,328)	(17,831)	(27,703)	65,297
9,796	(967)	0	(14,732)	(1,875)	(2,748)	(5,652)
(31,893)	(101,750)	0	(266,161)	(12,073)	(75,991)	246,577

$(29,539)	$(98,134)	$0	$(259,767)	$(1,337)	$(72,340)	$268,860

$0	$0	$0	$2	$0	$0	$0

Semiannual Report	September 30, 2011	41

Statements of Changes in Net Assets

	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund		PIMCO Fundamental Advantage Total Return Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$20,117	$14,047	$48,103	$64,114
Net realized gain (loss)	(320,772)	283,901	(126,000)	217,615
Net realized gain (loss) on Affiliate investments	(258)	101	(199)	533
Net change in unrealized appreciation (depreciation)	(624,931)	98,197	(70,282)	39,210
Net change in unrealized appreciation (depreciation) on Affiliate investments	(337)	49	(162)	217
Net increase (decrease) resulting from operations	(926,181)	396,295	(148,540)	321,689

Distributions to Shareholders:
From net investment income
Institutional Class	(54,397)	(274,353)	(116,262)	(544,964)
Class P	(4)	0	(807)	(738)
Administrative Class	0	0	0	0
Class D	0	0	(2,169)	(11,031)
Class A	0	0	(3,036)	(9,443)
Class B	0	0	0	0
Class C	0	0	(726)	(2,161)
From net realized capital gains
Institutional Class	0	(34,571)	0	0
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0

Total Distributions	(54,401)	(308,924)	(123,000)	(568,337)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	1,874,252	1,943,921	(1,781,227)	1,736,647

Total Increase (Decrease) in Net Assets	893,670	2,031,292	(2,052,767)	1,489,999

Net Assets:
Beginning of period	2,399,832	368,540	4,858,039	3,368,040
End of period*	$3,293,502	$2,399,832	$2,805,272	$4,858,039

*Including undistributed (overdistributed) net investment income of:	$(49,525)	$(15,241)	$110,036	$184,933

**	See note 11 in the Notes to Financial Statements.

42	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO Fundamental IndexPLUS® TR Fund		PIMCO International Fundamental IndexPLUS® TR Strategy Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from September 30, 2011 to September 30, 2011 (Unaudited)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

$4,903	$7,186	$0	$4,518	$3,712	$2,354	$6,234
(25,043)	60,942	0	(68,444)	35,631	(23,378)	10,740
(12)	25	0	(35)	(3)	11	26
(89,684)	737	0	(67,686)	4,339	(8,523)	4,945
(54)	8	0	(77)	14	(3)	1
(109,890)	68,898	0	(131,724)	43,693	(29,539)	21,946

(17,610)	(42,919)	0	(10,567)	(24,721)	(4,886)	(28,720)
(480)	(790)	0	(4)	(2)	0	0
(3)	(7)	0	0	(1)	0	0
(3,734)	(19,101)	0	(72)	(190)	(947)	(13,093)
(3,174)	(8,405)	0	(130)	(330)	(889)	(5,939)
0	0	0	0	0	(82)	(730)
(998)	(2,480)	0	(27)	(57)	(337)	(2,370)

0	0	0	0	(3,116)	0	0
0	0	0	0	0	0	0
0	0	0	0	0	0	0
0	0	0	0	(28)	0	0
0	0	0	0	(30)	0	0
0	0	0	0	0	0	0
0	0	0	0	(6)	0	0

(25,999)	(73,702)	0	(10,800)	(28,481)	(7,141)	(50,852)

778,741	159,230	50,000	414,358	309,926	18,959	(4,684)

642,852	154,426	50,000	271,834	325,138	(17,721)	(33,590)

389,339	234,913	0	404,932	79,794	196,321	229,911
$1,032,191	$389,339	$50,000	$676,766	$404,932	$178,600	$196,321

$23,633	$44,729	$0	$12,866	$19,148	$(783)	$4,004

Semiannual Report	September 30, 2011	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Small Cap StocksPLUS® TR Fund		PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from September 30, 2011 to September 30, 2011 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$3,616	$4,505	$0
Net realized gain (loss)	(29,767)	37,165	0
Net realized gain (loss) on Affiliate investments	31	31	0
Net change in unrealized appreciation (depreciation)	(71,965)	8,567	0
Net change in unrealized appreciation (depreciation) on Affiliate investments	(49)	15	0
Net increase (decrease) resulting from operations	(98,134)	50,283	0

Distributions to Shareholders:
From net investment income
Institutional Class	(3,720)	(21,096)	0
Class P	(50)	(105)	0
Administrative Class	0	0	0
Class D	(1,702)	(5,490)	0
Class A	(1,138)	(7,580)	0
Class B	0	0	0
Class C	(340)	(1,592)	0
Class R	0	0	0
From net realized capital gains
Institutional Class	0	0	0
Class P	0	0	0
Administrative Class	0	0	0
Class D	0	0	0
Class A	0	0	0
Class B	0	0	0
Class C	0	0	0
Class R	0	0	0

Total Distributions	(6,950)	(35,863)	0

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	138,299	207,592	50,000

Total Increase (Decrease) in Net Assets	33,215	222,012	50,000

Net Assets:
Beginning of period	393,512	171,500	0
End of period*	$426,727	$393,512	$50,000

*Including undistributed (overdistributed) net investment income of:	$1,837	$5,171	$0

**	See note 11 in the Notes to Financial Statements.

44	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Total Return Fund		PIMCO StocksPLUS® TR Short Strategy Fund

Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

$6,394	$13,688	$10,736	$18,626	$3,651	$5,794	$22,283	$28,208
(117,018)	174,353	(30,856)	91,910	(45,828)	58,609	183,026	(351,045)
(5)	67	4	16	(10)	13	(318)	132
(148,944)	15,577	18,793	(7,959)	(30,107)	(2,614)	63,896	10,874
(194)	44	(14)	4	(46)	(3)	(27)	42
(259,767)	203,729	(1,337)	102,597	(72,340)	61,799	268,860	(311,789)

(27,722)	(79,012)	(3,000)	(47,876)	(3,657)	(10,495)	(23,007)	(16,729)
(16)	(47)	0	0	(28)	(79)	(367)	(72)
(56)	(255)	0	0	0	0	0	0
(159)	(641)	0	0	(1,023)	(5,064)	(1,882)	(1,389)
(1,251)	(5,830)	0	0	(786)	(3,428)	(3,344)	(2,592)
(55)	(545)	0	0	(28)	(280)	0	0
(708)	(3,785)	0	0	(178)	(698)	(403)	(221)
(35)	(210)	0	0	0	0	0	0

0	0	0	(108,419)	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0

(30,002)	(90,325)	(3,000)	(156,295)	(5,700)	(20,044)	(29,003)	(21,003)

691,954	450,135	(25,100)	125,595	217,661	128,402	(251,832)	889,627

402,185	563,539	(29,437)	71,897	139,621	170,157	(11,975)	556,835

1,351,964	788,425	491,002	419,105	394,377	224,220	1,602,085	1,045,250
$1,754,149	$1,351,964	$461,565	$491,002	$533,998	$394,377	$1,590,110	$1,602,085

$22,796	$46,404	$7,263	$(473)	$4,462	$6,511	$18,279	$24,999

Semiannual Report	September 30, 2011	45

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
AGFS Funding Co.
5.500% due 05/10/2017		$4,000	$3,515
HCA, Inc.
2.619% due 11/17/2013		4,000	3,889
2.869% due 05/02/2016		3,950	3,691

Total Bank Loan Obligations (Cost $11,901)			11,095

CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 16.4%
AIG Retirement Services, Inc.
8.125% due 04/28/2023		1,600	1,811
Ally Financial, Inc.
3.478% due 02/11/2014		3,000	2,759
6.000% due 12/15/2011		1,100	1,107
6.000% due 05/23/2012		1,700	1,704
6.250% due 12/01/2017		300	263
6.625% due 05/15/2012		300	304
6.750% due 12/01/2014		150	145
7.500% due 12/31/2013		4,450	4,528
7.500% due 09/15/2020		600	545
8.300% due 02/12/2015		2,100	2,082
American Express Bank FSB
5.550% due 10/17/2012		600	626
American Express Centurion Bank
5.550% due 10/17/2012		1,500	1,564
American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		600	603
American General Institutional Capital
8.125% due 03/15/2046		1,100	1,023
American International Group, Inc.
0.360% due 10/18/2011		200	200
5.050% due 10/01/2015		13,700	13,427
5.600% due 10/18/2016		700	694
5.850% due 01/16/2018		2,400	2,386
6.400% due 12/15/2020		9,100	9,299
8.000% due 05/22/2038	EUR	1,300	1,367
8.175% due 05/15/2068		$9,600	8,508
Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		1,000	1,004
BA Covered Bond Issuer
5.500% due 06/14/2012		700	721
Banco do Brasil S.A.
2.947% due 07/02/2014		1,500	1,509
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		4,700	4,676
Banco Santander Brasil S.A.
2.450% due 03/18/2014		4,500	4,356
4.250% due 01/14/2016		1,600	1,514
4.500% due 04/06/2015		2,500	2,425
Banco Santander Chile
1.501% due 04/20/2012		700	701
1.850% due 01/19/2016		1,100	995
Bank of America Corp.
6.500% due 08/01/2016		1,800	1,790
8.000% due 12/29/2049		6,600	5,618
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		100	100
Bank of Montreal
2.850% due 06/09/2015		400	423
Bank of Nova Scotia
1.650% due 10/29/2015		900	908
Banque PSA Finance S.A.
2.146% due 04/04/2014		3,500	3,302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays Bank PLC
0.537% due 09/11/2017		$10,000	$8,796
5.000% due 09/22/2016		1,700	1,707
6.050% due 12/04/2017		900	828
14.000% due 11/29/2049	GBP	9,300	15,307
BBVA Bancomer S.A.
4.500% due 03/10/2016		$700	658
6.500% due 03/10/2021		1,300	1,212
7.250% due 04/22/2020		900	880
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,175	1,337
BNP Paribas S.A.
1.146% due 01/10/2014		6,100	5,693
BPCE S.A.
2.375% due 10/04/2013		400	389
5.250% due 07/29/2049	EUR	700	502
Capital One Capital V
10.250% due 08/15/2039		$3,800	3,881
Capital One Financial Corp.
6.150% due 09/01/2016		300	318
Caterpillar Financial Services Corp.
6.047% due 06/29/2012	AUD	10,500	10,196
CBA Capital Trust I
5.805% due 08/29/2049		$1,900	1,827
CIT Group, Inc.
5.250% due 04/01/2014		600	584
7.000% due 05/01/2014		9	9
7.000% due 05/01/2015		3,216	3,196
7.000% due 05/01/2016		27	26
7.000% due 05/01/2017		38	36
Citigroup Capital XXI
8.300% due 12/21/2077		400	393
Citigroup, Inc.
0.474% due 03/16/2012		66	66
0.607% due 06/09/2016		500	417
1.136% due 02/15/2013		1,000	986
1.695% due 06/28/2013	EUR	3,300	4,243
1.696% due 01/13/2014		$2,700	2,630
2.286% due 08/13/2013		1,000	990
5.500% due 04/11/2013		2,600	2,677
5.500% due 10/15/2014		1,700	1,768
6.000% due 02/21/2012		40	41
Commonwealth Bank of Australia
0.666% due 07/12/2013		2,500	2,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	4,900	5,976
Countrywide Financial Corp.
5.800% due 06/07/2012		$400	401
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	400	324
8.125% due 10/29/2049		300	306
8.375% due 10/29/2049		$1,600	1,268
Credit Suisse
2.200% due 01/14/2014		900	893
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		1,400	1,381
Deutsche Bank AG
2.237% due 09/22/2015	EUR	900	1,074
6.000% due 09/01/2017		$600	662
Dexia Credit Local
2.000% due 03/05/2013		20,900	20,710
FIH Erhvervsbank A/S
0.708% due 06/13/2013		7,400	7,399
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		3,900	3,922

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 10/25/2011		$800	$801
8.000% due 06/01/2014		100	106
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	135
General Electric Capital Corp.
0.436% due 10/06/2015		$1,500	1,409
5.500% due 09/15/2067	EUR	400	434
5.875% due 01/14/2038		$3,444	3,551
6.875% due 01/10/2039		100	115
GMAC International Finance BV
7.500% due 04/21/2015	EUR	4,100	5,012
Goldman Sachs Group, Inc.
1.905% due 02/04/2013		200	256
5.250% due 07/27/2021		$4,100	4,058
5.375% due 03/15/2020		200	199
5.950% due 01/18/2018		5,000	5,160
6.125% due 02/14/2017	GBP	100	160
6.150% due 04/01/2018		$17,300	17,970
HBOS PLC
6.750% due 05/21/2018		1,300	1,111
HSBC Bank PLC
2.000% due 01/19/2014		1,000	995
HSBC Finance Corp.
6.676% due 01/15/2021		3,900	3,845
ING Bank NV
1.737% due 06/09/2014		2,100	2,066
2.500% due 01/14/2016		600	602
2.625% due 02/09/2012		2,900	2,922
International Lease Finance Corp.
4.750% due 01/13/2012		700	696
5.000% due 09/15/2012		1,300	1,277
6.750% due 09/01/2016		700	705
Intesa Sanpaolo SpA
2.708% due 02/24/2014		2,300	2,073
6.500% due 02/24/2021		21,100	18,801
IPIC GMTN Ltd.
5.000% due 11/15/2020		500	515
Itau Unibanco Holding S.A.
6.200% due 04/15/2020		1,400	1,430
JPMorgan Chase & Co.
1.097% due 05/02/2014		22,000	21,683
1.119% due 09/30/2013		1,000	999
1.786% due 09/26/2013	EUR	2,200	2,887
4.250% due 10/15/2020		$1,700	1,710
5.750% due 01/02/2013		200	210
7.900% due 04/29/2049		10,100	10,437
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	4,800	6,513
LBG Capital No.1 PLC
8.000% due 12/29/2049		$1,200	810
8.500% due 12/29/2049		100	68
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	300	405
Lloyds TSB Bank PLC
4.875% due 01/21/2016		$1,200	1,185
Macquarie Bank Ltd.
6.625% due 04/07/2021		21,500	20,260
Macquarie Group Ltd.
7.300% due 08/01/2014		1,300	1,409
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		200	192
1.839% due 08/09/2013	EUR	3,300	4,042
6.050% due 08/15/2012		$600	606
6.875% due 04/25/2018		300	301
MetLife Institutional Funding II
1.146% due 04/04/2014		6,500	6,497

46	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
1.233% due 04/29/2013		$800	$756
2.786% due 05/14/2013		3,800	3,676
5.950% due 12/28/2017		600	583
National Australia Bank Ltd.
0.966% due 04/11/2014		13,200	13,167
Nationwide Building Society
6.250% due 02/25/2020		500	505
New York Life Global Funding
4.650% due 05/09/2013		200	211
Nomura Holdings, Inc.
6.700% due 03/04/2020		1,700	1,917
Nordea Bank AB
2.125% due 01/14/2014		500	497
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,749
RCI Banque S.A.
2.116% due 04/11/2014		8,400	7,952
Royal Bank of Scotland Group PLC
1.999% due 03/30/2015 (l)	CAD	6,300	5,068
6.934% due 04/09/2018	EUR	8,700	9,157
6.990% due 10/29/2049		$800	512
Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	1,900	2,770
Santander Issuances S.A. Unipersonal
5.911% due 06/20/2016		$200	191
7.300% due 07/27/2019	GBP	5,600	8,073
SLM Corp.
3.125% due 09/17/2012	EUR	6,800	8,981
5.000% due 04/15/2015		$7,900	7,377
5.109% due 04/01/2014		4,202	3,900
5.187% due 12/15/2011	AUD	500	480
6.071% due 11/01/2013		$20,246	19,721
SLM Corp. CPI Linked Bond
5.684% due 11/21/2013		4,345	4,249
Societe Generale S.A.
5.922% due 04/29/2049		300	176
Springleaf Finance Corp.
0.597% due 12/15/2011		1,900	1,875
5.200% due 12/15/2011		700	690
SSIF Nevada LP
0.949% due 04/14/2014		21,200	21,215
State Bank of India
4.500% due 07/27/2015		1,000	1,002
Stone Street Trust
5.902% due 12/15/2015		3,200	3,318
Suffield Clo Ltd.
1.737% due 09/26/2014		852	842
Temasek Financial I Ltd.
4.300% due 10/25/2019		300	321
Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016		900	819
UBS AG
1.403% due 02/23/2012		600	602
2.250% due 08/12/2013		6,750	6,633
6.323% due 08/26/2013	AUD	10,902	10,486
USB Capital IX
3.500% due 10/29/2049		$100	71
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		8,800	8,668
Wachovia Bank N.A.
0.637% due 11/03/2014		400	377
Wachovia Corp.
0.379% due 10/15/2011		2,900	2,900
0.444% due 08/01/2013		500	494

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
7.980% due 03/29/2049	$1,100	$1,138
Westpac Banking Corp.
1.099% due 03/31/2014 (f)	6,400	6,425
Weyerhaeuser Co.
7.375% due 03/15/2032	9,600	9,618

		540,176

INDUSTRIALS 6.1%
Alcoa, Inc.
6.150% due 08/15/2020	1,100	1,118
Altria Group, Inc.
4.125% due 09/11/2015	600	643
7.750% due 02/06/2014	1,600	1,824
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014	6,700	6,755
4.125% due 01/15/2015	1,300	1,411
5.375% due 01/15/2020	1,300	1,519
Asciano Finance Ltd.
5.000% due 04/07/2018	14,900	15,272
BMW Finance NV
5.250% due 05/21/2012	800	823
Braskem Finance Ltd.
5.750% due 04/15/2021	800	738
Continental Airlines, Inc.
6.750% due 09/15/2015	5,100	4,922
CSN Islands XI Corp.
6.875% due 09/21/2019	5,100	5,419
CSN Resources S.A.
6.500% due 07/21/2020	3,700	3,886
Daimler Finance North America LLC
1.543% due 09/13/2013	1,600	1,601
7.300% due 01/15/2012	6,000	6,104
Deutsche Telekom International Finance BV
5.875% due 08/20/2013	6,200	6,637
DISH DBS Corp.
6.375% due 10/01/2011	4,344	4,349
Dow Chemical Co.
4.850% due 08/15/2012	7,200	7,415
6.000% due 10/01/2012	200	209
Enterprise Products Operating LLC
6.375% due 02/01/2013	3,100	3,283
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	3,600	3,420
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	400	396
8.146% due 04/11/2018	1,300	1,425
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	5,100	5,397
Gerdau Holdings, Inc.
7.000% due 01/20/2020	3,000	3,105
Gerdau Trade, Inc.
5.750% due 01/30/2021	300	287
HJ Heinz Co.
5.350% due 07/15/2013	16,700	18,000
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	5,000	5,317
7.625% due 04/09/2019	800	956
Kellogg Co.
5.125% due 12/03/2012	8,500	8,910
Kraft Foods, Inc.
2.625% due 05/08/2013	2,400	2,451
5.250% due 10/01/2013	4,113	4,391
Noble Group Ltd.
4.875% due 08/05/2015	1,000	930

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek Finance Ltd.
5.326% due 02/03/2016		$500	$494
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		9,000	9,000
Pearson Dollar Finance PLC
5.500% due 05/06/2013		400	426
Pemex Project Funding Master Trust
5.750% due 03/01/2018		2,000	2,185
7.500% due 12/18/2013	GBP	100	165
Petrobras International Finance Co.
3.875% due 01/27/2016		$4,400	4,409
7.875% due 03/15/2019		1,800	2,106
Petroleos Mexicanos
8.000% due 05/03/2019		100	123
Philip Morris International, Inc.
6.375% due 05/16/2038		1,100	1,427
PPG Industries, Inc.
1.900% due 01/15/2016		1,600	1,596
President and Fellows of Harvard College
6.500% due 01/15/2039		200	300
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		2,500	2,557
Reynolds American, Inc.
7.750% due 06/01/2018		200	244
Telefonica Emisiones S.A.U.
2.582% due 04/26/2013		2,000	1,936
Time Warner Cable, Inc.
6.200% due 07/01/2013		20,000	21,617
Time Warner, Inc.
6.100% due 07/15/2040		10,600	11,715
Total Capital S.A.
4.450% due 06/24/2020		300	337
Transocean, Inc.
4.950% due 11/15/2015		800	844
Union Pacific Corp.
4.163% due 07/15/2022		437	468
Vivendi S.A.
5.750% due 04/04/2013		1,900	2,005
Volkswagen International Finance NV
0.824% due 10/01/2012		7,600	7,616

			200,483

UTILITIES 1.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		200	232
AT&T, Inc.
6.700% due 11/15/2013		2,000	2,223
British Telecommunications PLC
5.150% due 01/15/2013		3,000	3,139
Cleco Power LLC
6.000% due 12/01/2040		3,300	3,943
Duke Energy Carolinas LLC
5.750% due 11/15/2013		100	110
Duke Energy Corp.
5.650% due 06/15/2013		2,225	2,376
FirstEnergy Corp.
6.450% due 11/15/2011		10,000	10,055
Majapahit Holding BV
7.750% due 01/20/2020		1,800	2,009
NV Energy, Inc.
6.250% due 11/15/2020		1,000	1,050
Progress Energy, Inc.
6.850% due 04/15/2012		3,000	3,095

See Accompanying Notes	Semiannual Report	September 30, 2011	47

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qtel International Finance Ltd.
4.750% due 02/16/2021	$1,700	$1,706
6.500% due 06/10/2014	3,000	3,279
Qwest Corp.
3.597% due 06/15/2013	2,000	2,015
8.875% due 03/15/2012	5,100	5,285
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	264	286
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016	776	839
6.750% due 09/30/2019	1,000	1,192
TNK-BP Finance S.A.
6.625% due 03/20/2017	1,400	1,404
7.250% due 02/02/2020	4,700	4,759
7.500% due 03/13/2013	1,100	1,136
7.875% due 03/13/2018	1,300	1,365
Verizon Communications, Inc.
0.973% due 03/28/2014	5,600	5,620
Verizon Wireless Capital LLC
5.250% due 02/01/2012	200	203
Virginia Electric and Power Co.
4.750% due 03/01/2013	4,735	4,982

		62,303

Total Corporate Bonds & Notes (Cost $823,123)		802,962

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Transocean, Inc.
1.500% due 12/15/2037	2,400	2,379

Total Convertible Bonds & Notes (Cost $2,236)		2,379

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 1.1%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	650
7.043% due 04/01/2050	1,100	1,476
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,362
California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	108
7.021% due 08/01/2040	100	107
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	228
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	4,400	4,759
6.603% due 07/01/2050	1,000	1,332
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	700	872
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,151
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	7,600	10,246
Pasadena, California Public Financing Authority Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	3,893

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	$500	$519
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	7,355	8,890
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	200	204

		35,797

FLORIDA 0.1%
Miami-Dade County, Florida General Obligation Bonds, Series 2009
5.625% due 07/01/2038	2,100	2,311

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	6,800	8,302
Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	1,114
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	106

		9,522

LOUISIANA 0.0%
East Baton Rouge, Louisiana Sewerage Commission Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	800	873

NEBRASKA 0.0%
Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	115

NEVADA 0.0%
Clark County, Nevada General Obligation Bonds, (AGM Insured), Series 2006
4.750% due 06/01/2030	300	308
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	248

		556

NEW JERSEY 0.1%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	1,500	1,505
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,340

		2,845

NEW YORK 0.4%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,700	5,243
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	564

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	$5,500	$6,294
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,164

		13,265

OHIO 0.1%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,422
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	700	537

		1,959

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	2,600	3,197

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	2,953

Total Municipal Bonds & Notes (Cost $60,729)		73,393

U.S. GOVERNMENT AGENCIES 39.7%
Fannie Mae
0.585% due 07/25/2037	1,230	1,230
0.615% due 07/25/2037	1,303	1,304
0.635% due 09/25/2035	928	929
0.645% due 09/25/2035	1,703	1,706
0.685% due 09/25/2035	686	688
0.955% due 06/25/2037	2,133	2,156
0.965% due 06/25/2040	9,075	9,173
0.975% due 03/25/2040	2,201	2,230
2.000% due 09/21/2015	1,100	1,139
2.250% due 03/15/2016 (d)(g)	54,400	57,192
4.000% due 07/01/2013 - 10/01/2041	530,057	556,579
4.375% due 10/15/2015	100	114
4.500% due 02/01/2023 - 10/01/2041	322,198	342,313
5.000% due 07/01/2033 - 10/01/2041	43,729	47,261
5.500% due 07/01/2028 - 10/01/2041	7,767	8,438
6.000% due 11/01/2032 - 05/01/2037	13,320	14,644
Farm Credit Bank
7.561% due 11/29/2049	10,257	10,376
Freddie Mac
0.779% due 07/15/2041	3,233	3,249
0.799% due 06/15/2041	25,882	26,050
0.809% due 07/15/2041	24,481	24,641
0.929% due 08/15/2037	1,849	1,868
0.939% due 10/15/2037	429	434
0.949% due 05/15/2037 - 09/15/2037	2,008	2,028
4.500% due 08/01/2040 - 10/01/2041	178,450	188,899
4.875% due 06/13/2018	700	839

48	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/01/2037 - 11/01/2037		$981	$1,066
Small Business Administration
6.220% due 12/01/2028		79	89

Total U.S. Government Agencies (Cost $1,288,508)			1,306,635

U.S. TREASURY OBLIGATIONS 26.1%
U.S. Treasury Bonds
3.750% due 08/15/2041		81	95
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (d)(f)		39,799	41,587
1.750% due 01/15/2028 (d)		20,291	23,545
2.000% due 01/15/2026 (d)		22,564	26,857
2.125% due 02/15/2040 (f)		12,335	15,733
2.125% due 02/15/2041		17,863	22,907
2.375% due 01/15/2025		6,967	8,620
2.375% due 01/15/2027 (d)		71,171	89,137
2.500% due 01/15/2029 (d)		50,424	64,803
3.875% due 04/15/2029 (f)(g)		13,332	20,087
U.S. Treasury Notes
1.375% due 09/30/2018		4,500	4,485
1.500% due 07/31/2016		26,800	27,543
2.625% due 08/15/2020		86,100	92,356
2.625% due 11/15/2020		72,600	77,761
3.000% due 02/28/2017		22,400	24,699
3.375% due 11/15/2019		6,500	7,381
3.500% due 05/15/2020 (d)		22,100	25,344
3.625% due 02/15/2020 (d)		23,400	27,051
3.625% due 02/15/2021 (f)		225,300	260,679

Total U.S. Treasury Obligations (Cost $849,682)			860,670

MORTGAGE-BACKED SECURITIES 4.7%
Arran Residential Mortgages Funding PLC
2.735% due 05/16/2047	EUR	798	1,066
2.735% due 11/19/2047		21,421	28,672
2.935% due 05/16/2047		1,800	2,397
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		$1,643	1,466
5.805% due 02/24/2051		4,900	5,330
Banc of America Mortgage Securities, Inc.
2.867% due 06/25/2035		3,753	3,053
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.309% due 10/10/2045		10,612	10,608
5.801% due 06/10/2049		5,671	5,752
Chase Mortgage Finance Corp.
5.223% due 12/25/2035		3,135	2,751
Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037		1,051	572
2.670% due 03/25/2036		2,677	2,063
Credit Suisse Mortgage Capital Certificates
0.399% due 10/15/2021		3,583	3,317

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eclipse Ltd.
1.003% due 01/25/2020	GBP	11,104	$14,416
European Loan Conduit
1.685% due 05/15/2019	EUR	181	204
Extended Stay America Trust
2.950% due 11/05/2027		$4,628	4,569
First Horizon Asset Securities, Inc.
2.652% due 10/25/2035		780	623
Granite Master Issuer PLC
0.320% due 12/20/2054		6,390	6,061
Granite Mortgages PLC
1.210% due 01/20/2044	GBP	178	264
1.285% due 09/20/2044		4,223	6,250
1.305% due 09/20/2044		1,134	1,685
1.988% due 01/20/2044	EUR	220	280
GS Mortgage Securities Corp.
1.535% due 03/06/2020		$19,100	18,953
GSR Mortgage Loan Trust
2.756% due 09/25/2035		1,184	1,099
Harborview Mortgage Loan Trust
0.570% due 06/20/2035		2,180	1,676
Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	1,300	1,742
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/16/2046		$3,100	3,204
5.447% due 06/12/2047		2,100	2,180
JPMorgan Mortgage Trust
2.727% due 08/25/2035		1,389	1,009
5.750% due 01/25/2036		79	74
Mach One Trust Commercial Mortgage-Backed
5.220% due 05/28/2040		1,908	1,949
Merrill Lynch Mortgage Investors, Inc.
5.272% due 09/25/2035		1,575	1,360
Morgan Stanley Capital
5.439% due 02/12/2044		1,800	1,867
5.450% due 10/28/2033		810	770
5.610% due 04/15/2049		1,954	2,020
OBP Depositor LLC Trust
4.646% due 07/15/2045		4,600	4,923
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037		895	875
Wachovia Mortgage Loan Trust LLC
2.800% due 10/20/2035		2,100	1,543
WaMu Mortgage Pass-Through Certificates
1.742% due 11/25/2046		8,592	6,140
Wells Fargo Mortgage-Backed Securities Trust
2.709% due 10/25/2035		2,342	2,007

Total Mortgage-Backed Securities (Cost $159,023)			154,790

ASSET-BACKED SECURITIES 3.5%
Babson CLO Ltd.
0.717% due 06/15/2016		1,162	1,129
Centurion CDO Ltd.
0.626% due 01/30/2016		2,038	1,939
Chase Issuance Trust
5.160% due 04/16/2018		100	116
Citibank Omni Master Trust
2.979% due 08/15/2018		4,600	4,817
Driver One GmbH
2.247% due 09/21/2014	EUR	2,892	3,878
Duane Street CLO
0.519% due 11/08/2017		$17,879	16,855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Galaxy CLO Ltd.
0.530% due 04/17/2017		$2,323	$2,246
GSPA Monetization Trust
6.422% due 10/09/2029		1,665	1,575
Hillmark Funding
0.548% due 05/21/2021		5,800	5,378
HSBC Home Equity Loan Trust
1.170% due 11/20/2036		10,100	9,859
Morgan Stanley ABS Capital
0.555% due 11/25/2035		6,389	5,062
Penta CLO S.A.
1.934% due 06/04/2024	EUR	3,873	4,629
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		$3,328	3,299
SLC Student Loan Trust
4.750% due 06/15/2033		7,086	7,095
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	9,611	12,341
1.798% due 09/15/2021		11,254	14,793
3.479% due 05/16/2044		$2,565	2,674
3.500% due 08/17/2043		3,580	3,558
4.500% due 11/16/2043		1,127	1,078
6.229% due 07/15/2042		2,066	1,937
Venture CDO Ltd.
0.473% due 07/22/2021		9,500	8,601
Wind River CLO Ltd.
0.680% due 12/19/2016		2,989	2,859

Total Asset-Backed Securities (Cost $119,294)			115,718

SOVEREIGN ISSUES 3.5%
Canada Government Bond
2.750% due 09/01/2016	CAD	3,500	3,556
3.000% due 12/01/2015		3,400	3,472
3.250% due 06/01/2021		3,200	3,348
Canada Housing Trust No. 1
2.750% due 09/15/2014		2,700	2,688
2.750% due 12/15/2015		1,400	1,401
3.350% due 12/15/2020		1,600	1,624
3.800% due 06/15/2021		900	942
Export-Import Bank of Korea
4.000% due 01/29/2021		$1,800	1,675
5.125% due 06/29/2020		400	408
5.875% due 01/14/2015		1,500	1,603
8.125% due 01/21/2014		3,400	3,813
Indonesia Government International Bond
7.500% due 01/15/2016		2,900	3,300
Instituto de Credito Oficial
3.286% due 03/25/2014	EUR	3,500	4,534
Korea Finance Corp.
3.250% due 09/20/2016		$1,000	966
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,000	1,032
Mexico Government International Bond
5.750% due 10/12/2110		12,500	12,375
6.000% due 06/18/2015	MXN	76,300	5,680
6.050% due 01/11/2040		$200	227
Province of Ontario Canada
1.375% due 01/27/2014		2,400	2,429
1.600% due 09/21/2016		9,100	9,097
4.000% due 06/02/2021	CAD	2,400	2,461
4.200% due 03/08/2018		200	212
4.200% due 06/02/2020		19,100	19,957
4.300% due 03/08/2017		1,000	1,063
4.400% due 06/02/2019		900	959
4.600% due 06/02/2039		600	654

See Accompanying Notes	Semiannual Report	September 30, 2011	49

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/02/2018	CAD	300	$339
5.850% due 03/08/2033		1,400	1,749
Province of Quebec Canada
4.500% due 12/01/2017		100	107
4.500% due 12/01/2018		500	535
Qatar Government International Bond
6.400% due 01/20/2040		$1,600	1,956
Russia Government International Bond
3.625% due 04/29/2015		300	295
7.500% due 03/31/2030		6,401	7,209
Societe Financement de l’Economie Francaise
0.450% due 07/16/2012		2,000	2,006
Turkey Government International Bond
7.000% due 09/26/2016		7,400	8,214
7.500% due 07/14/2017		4,200	4,797

Total Sovereign Issues (Cost $117,539)			116,683

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049		2,900	2,996

Total Convertible Preferred Securities (Cost $2,732)			2,996

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Farm Credit Bank
10.000% due 12/31/2049		1,000	1,157
GMAC Capital Trust I
8.125% due 02/15/2040		50,000	903

Total Preferred Securities (Cost $2,280)			2,060

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 45.2%

CERTIFICATES OF DEPOSIT 0.7%
Banco do Brasil S.A.
0.000% due 02/15/2012	$8,100	$8,052
Itau Unibanco Holding S.A.
0.000% due 12/12/2011	3,300	3,292
0.000% due 02/06/2012	13,200	13,136

		24,480

COMMERCIAL PAPER 0.6%
Erste Abwicklungsanstalt
0.330% due 11/10/2011	3,600	3,599
Kells Funding LLC
0.290% due 01/10/2012	8,600	8,592
Vodafone Group PLC
0.880% due 01/19/2012	8,500	8,488

		20,679

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.090% due 10/03/2011	4,000	4,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $4,085. Repurchase proceeds are $4,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	3,969	3,969
(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 12/29/2011 valued at $4,050. Repurchase proceeds are $3,969.)

		7,969

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.5%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		$4,800	$4,786
Pacific Gas & Electric Co.
0.826% due 10/11/2011		11,500	11,500

			16,286

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	38,400	2,759

U.S. TREASURY BILLS 12.1%
0.012% due 10/20/2011 - 03/29/2012 (a)(d)(e)(f)(h)		$397,861	397,785

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 31.0%
		101,821,929	1,019,543

Total Short-Term Instruments (Cost $1,490,294)			1,489,501

PURCHASED OPTIONS (j) 0.0%
(Cost $138)			241

Total Investments 150.0% (Cost $4,927,479)			$4,939,123

Written Options (k) (0.1%) (Premiums $6,356)			(2,578)

Other Assets and Liabilities (Net) (49.9%)			(1,643,043)

Net Assets 100.0%			$3,293,502

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $504,045 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $900 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $30,238 at a weighted average interest rate of 0.041%. On September 30, 2011, securities valued at $155,042 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $8,954 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	126	$(5)
90-Day Eurodollar December Futures	Long	12/2013	570	1,460
90-Day Eurodollar June Futures	Long	06/2013	5,666	3,282
90-Day Eurodollar June Futures	Long	06/2014	486	1,484
90-Day Eurodollar March Futures	Long	03/2013	1,440	(391)
90-Day Eurodollar March Futures	Long	03/2014	571	1,617
90-Day Eurodollar September Futures	Long	09/2013	1,418	2,061
U.S. Treasury 10-Year Note December Futures	Long	12/2011	1,302	632

				$10,140

50	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(h)	Centrally cleared swap agreements outstanding on September 30, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	$57,800	$(20,109)	$(2,517)

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	RYL	1.000%	09/20/2016	0.973%	$	10,900	$18	$229	$(211)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2021	2.698%		5,300	(663)	(172)	(491)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	2.452%		7,000	(456)	(51)	(405)
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.900%		9,900	15	12	3
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.880%		13,100	(485)	(44)	(441)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		14,300	(589)	(21)	(568)
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.880%		6,400	11	9	2
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		1,000	(30)	(16)	(14)
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.880%		400	(15)	(1)	(14)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.743%		1,000	(26)	(10)	(16)
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.786%		7,200	(213)	(90)	(123)
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.931%		10,700	(441)	(16)	(425)
Brazil Government International Bond	GST	1.000%	12/20/2012	0.880%		9,900	18	15	3
Brazil Government International Bond	GST	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.743%		300	(8)	(8)	0
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		900	(27)	(9)	(18)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		1,400	(41)	(16)	(25)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%		300	(11)	4	(15)
China Government International Bond	BRC	1.000%	12/20/2012	1.250%		4,400	(12)	(13)	1
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		700	(26)	8	(34)
China Government International Bond	CBK	1.000%	06/20/2016	1.918%		3,800	(153)	41	(194)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.152%		5,000	(31)	(38)	7
France Government Bond	HUS	0.250%	09/20/2016	1.825%		300	(22)	(11)	(11)
France Government Bond	MYC	0.250%	03/20/2016	1.755%		500	(32)	(17)	(15)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		700	(41)	(14)	(27)
France Government Bond	RYL	0.250%	03/20/2016	1.755%		13,500	(853)	(417)	(436)
Gazprom Via Gazprom International S.A.	DUB	1.000%	12/20/2012	2.700%		7,100	(135)	(137)	2
Gazprom Via Gazprom International S.A.	UAG	1.000%	12/20/2012	2.700%		7,100	(142)	(144)	2
General Electric Capital Corp.	BOA	1.000%	12/20/2015	3.003%		2,200	(167)	(44)	(123)
General Electric Capital Corp.	BOA	1.000%	03/20/2016	3.026%		14,200	(1,147)	(150)	(997)
General Electric Capital Corp.	BOA	1.000%	09/20/2016	3.064%		17,900	(1,612)	(418)	(1,194)
General Electric Capital Corp.	CBK	5.000%	09/20/2014	2.908%		4,000	241	142	99
Indonesia Government International Bond	BPS	1.000%	06/20/2021	3.372%		2,600	(455)	(180)	(275)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		3,500	(286)	(59)	(227)
Indonesia Government International Bond	CBK	1.000%	06/20/2016	2.914%		1,400	(114)	(26)	(88)
Indonesia Government International Bond	CBK	1.000%	06/20/2021	3.372%		800	(140)	(57)	(83)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		1,600	(280)	(108)	(172)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	2.914%		1,400	(114)	(24)	(90)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		1,800	(315)	(125)	(190)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		300	(4)	4	(8)
Japan Government International Bond	GST	1.000%	03/20/2016	1.354%		6,200	(92)	(58)	(34)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		27,200	(403)	102	(505)
Japan Government International Bond	MYC	1.000%	03/20/2016	1.354%		2,000	(30)	(20)	(10)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%		400	(36)	(12)	(24)
MetLife, Inc.	BOA	1.000%	12/20/2015	3.252%		1,900	(162)	(106)	(56)
MetLife, Inc.	DUB	1.000%	03/20/2018	3.516%		6,400	(860)	(363)	(497)
MetLife, Inc.	GST	1.000%	03/20/2015	3.068%		2,000	(133)	(121)	(12)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%		3,500	(277)	(225)	(52)
MetLife, Inc.	JPM	1.000%	09/20/2015	3.199%		5,600	(443)	(332)	(111)
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.686%		400	(9)	(9)	0
Mexico Government International Bond	BRC	1.000%	03/20/2016	1.880%		13,400	(496)	(65)	(431)
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.820%		2,000	5	4	1

See Accompanying Notes	Semiannual Report	September 30, 2011	51

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.686%	$	400	$(9)	$(9)	$0
Mexico Government International Bond	DUB	1.000%	03/20/2015	1.686%		200	(5)	(5)	0
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.928%		12,600	(517)	31	(548)
Mexico Government International Bond	GST	1.000%	12/20/2012	0.790%		8,800	25	23	2
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.800%		11,700	32	29	3
Mexico Government International Bond	MYC	1.000%	03/20/2016	1.880%		5,700	(211)	(35)	(176)
Mexico Government International Bond	RYL	1.000%	09/20/2015	1.786%		7,200	(213)	(84)	(129)
Morgan Stanley	BRC	1.000%	09/20/2012	5.429%		200	(8)	(4)	(4)
Philippines Government International Bond	BOA	1.000%	12/20/2015	2.402%		2,900	(160)	(59)	(101)
Prudential Financial, Inc.	GST	1.000%	09/20/2016	3.016%		6,700	(595)	(131)	(464)
Republic of Germany Government Bond	BOA	0.250%	09/20/2016	1.104%		14,000	(567)	(252)	(315)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		10,300	(1,425)	(366)	(1,059)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		19,700	(2,726)	(624)	(2,102)
Republic of Italy Government Bond	RYL	1.000%	03/20/2016	4.679%		8,100	(1,121)	(292)	(829)
Russia Government International Bond	HUS	1.000%	12/20/2012	2.700%		1,400	(14)	(14)	0
Russia Government International Bond	MYC	1.000%	12/20/2012	1.850%		12,500	(125)	(129)	4
South Korea Government Bond	DUB	1.000%	12/20/2012	1.400%		4,800	(21)	(23)	2
South Korea Government Bond	DUB	1.000%	12/20/2012	1.450%		5,600	(29)	(31)	2
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		16,400	(1,770)	(1,031)	(739)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		8,300	(896)	(511)	(385)
Spain Government International Bond	GST	1.000%	06/20/2016	3.799%		1,000	(113)	(60)	(53)
Spain Government International Bond	JPM	1.000%	03/20/2016	3.790%		8,000	(863)	(456)	(407)
Spain Government International Bond	MYC	1.000%	03/20/2016	3.790%		5,500	(594)	(317)	(277)
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.464%	EUR	4,400	(53)	(62)	9
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%	$	1,100	6	19	(13)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		200	1	4	(3)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		2,000	16	46	(30)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		400	4	2	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		1,300	13	6	7
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		400	2	7	(5)

							$(23,750)	$(7,542)	$(16,208)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	9,300	$518	$1,181	$(663)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	50	118	(68)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		22,000	1,225	1,440	(215)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		500	28	56	(28)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		1,700	95	191	(96)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		5,000	306	685	(379)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		2,400	147	295	(148)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		7,500	458	960	(502)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		1,000	61	118	(57)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		2,400	147	319	(172)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		6,300	385	773	(388)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,000	61	130	(69)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		300	18	42	(24)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		1,500	92	159	(67)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		200	12	27	(15)
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		150,200	(2,331)	(993)	(1,338)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		31,400	(487)	0	(487)

						$785	$5,501	$(4,716)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

52	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate	0.500%	09/19/2013	GLM	$	1,023,800	$3,473	$(1,044)	$4,517
Pay	1-Day USD-Federal Funds Rate	0.500%	09/19/2014	GLM		533,900	1,209	(1,944)	3,153
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS	BRL	1,400	6	0	6
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		400	4	0	4
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		1,100	11	5	6
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		7,800	3	(6)	9
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		2,100	1	(1)	2
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		8,200	12	0	12
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		5,800	38	(11)	49
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		700	6	0	6
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		1,100	17	0	17
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		600	9	0	9
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		2,100	34	1	33
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		21,200	341	77	264
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		8,200	127	14	113
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		1,700	26	0	26
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		1,500	24	(2)	26
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		900	11	1	10
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		1,000	12	1	11
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		800	13	1	12
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		21,800	309	55	254
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	6	1	5
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,400	47	9	38
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		10,300	204	3	201
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		400	8	1	7
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		20,600	395	82	313
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		1,900	38	7	31
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		5,100	116	4	112
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HUS		2,600	60	0	60
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		7,000	(7)	(21)	14
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		16,900	(8)	(33)	25
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		4,500	6	(2)	8
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	0	0	0
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		4,100	9	0	9
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		1,100	4	2	2
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		1,400	11	(1)	12
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		1,700	15	1	14
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		8,100	78	1	77
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		12,900	184	0	184
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		1,000	19	5	14
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		300	6	0	6
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		600	13	0	13
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		300	7	1	6
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		200	6	1	5
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		200	5	1	4
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		600	18	5	13
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	2,900	240	140	100
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		7,800	643	489	154
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		3,800	314	210	104
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		27,700	2,285	1,472	813
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CBK		58,300	(19,844)	44	(19,888)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		10,700	(3,642)	5	(3,647)
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	18,900	(3)	(10)	7
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		39,700	807	(279)	1,086
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		46,300	2,546	267	2,279
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	GLM		207,100	23,725	(416)	24,141
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	MYC		6,000	687	(46)	733
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		9,700	(137)	(11)	(126)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		20,500	(290)	(22)	(268)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		16,100	(228)	(17)	(211)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BPS		4,600	206	75	131

See Accompanying Notes	Semiannual Report	September 30, 2011	53

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	DUB	EUR	4,400	$196	$68	$128
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	GLM	GBP	18,700	677	131	546
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		34,100	1,235	285	950
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	UAG		15,300	554	178	376
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC	MXN	6,800	(4)	1	(5)

							$16,893	$(222)	$17,115

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	eRAFI EM Index	210,262	1-Month USD-LIBOR plus a specified spread	$	412,974	04/16/2012	BOA	$(39,129)
Receive	eRAFI EM Index	231,875	1-Month USD-LIBOR plus a specified spread		455,422	05/15/2012	BOA	(43,151)
Receive	eRAFI EM Index	192,986	1-Month USD-LIBOR plus a specified spread		409,251	06/29/2012	BOA	(53,503)
Receive	eRAFI EM Index	234,807	1-Month USD-LIBOR plus a specified spread		493,910	07/31/2012	BOA	(76,672)
Receive	eRAFI EM Index	109,629	1-Month USD-LIBOR plus a specified spread		230,601	02/29/2012	CBK	(35,733)
Receive	eRAFI EM Index	161,528	1-Month USD-LIBOR plus a specified spread		317,255	03/15/2012	CBK	(30,028)
Receive	eRAFI EM Index	110,891	1-Month USD-LIBOR plus a specified spread		233,256	03/30/2012	FBF	(36,192)
Receive	eRAFI EM Index	124,835	1-Month USD-LIBOR plus a specified spread		262,587	01/31/2012	JPM	(40,763)
Receive	eRAFI EM Index	123,381	1-Month USD-LIBOR plus a specified spread		259,528	02/29/2012	JPM	(40,288)
Receive	eRAFI EM Index	110,693	1-Month USD-LIBOR plus a specified spread		232,840	03/30/2012	JPM	(36,145)
Receive	eRAFI EM Index	105,204	1-Month USD-LIBOR plus a specified spread		221,294	05/31/2012	JPM	(34,352)
Receive	eRAFI EM Index	141,569	1-Month USD-LIBOR plus a specified spread		297,786	07/31/2012	JPM	(46,227)

								$(512,183)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	35,000	$138	$241

(k)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	173	$141	$(37)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	18,300	$38	$(6)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		21,400	122	(26)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		70,000	140	(13)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		25,500	96	(15)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		13,000	109	(9)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,600	11	(1)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		37,300	263	(283)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,900	77	(9)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		7,400	46	(5)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		57,900	455	(39)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		16,400	170	(8)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,400	66	(3)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,700	171	(7)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,500	88	(5)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		10,400	113	(5)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		19,400	197	(9)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		9,600	94	(6)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		29,100	251	(13)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		9,600	237	(15)

54	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012	$	45,800	$640	$(612)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.750%	11/14/2011		1,500	4	(1)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		1,500	8	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,200	80	(5)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		60,900	844	(814)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		46,000	638	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		44,400	502	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		2,000	12	0

								$5,472	$(1,909)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	7,900	$8	$(4)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		9,100	7	(5)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		2,100	2	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		6,400	5	(3)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		4,000	5	(2)

							$27	$(15)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	9,200	$49	$(34)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		8,500	43	(32)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		28,400	316	(289)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		23,100	251	(240)

						$659	$(595)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$2,100	$19	$(7)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	2,400	31	(9)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,000	7	(6)

						$57	$(22)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	4,416	$396,900	$6,147
Sales	3,278	761,900	5,591
Closing Buys	(4,491)	(429,900)	(3,606)
Expirations	0	(1,700)	(7)
Exercised	(3,030)	(26,300)	(1,769)

Balance at 09/30/2011	173	$700,900	$6,356

(l)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Royal Bank of Scotland Group PLC	1.999%	03/30/2015	03/03/2011 - 03/07/2011	$5,616	$5,068	0.15%

See Accompanying Notes	Semiannual Report	September 30, 2011	55

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

(m)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	5.000%	10/01/2041	$1,000	$1,077	$(1,076)
Fannie Mae	6.000%	10/01/2041	3,000	3,317	(3,291)
U.S. Treasury Notes	1.500%	07/31/2016	6,200	6,360	(6,387)
U.S. Treasury Notes	2.625%	08/15/2020	86,100	92,117	(92,418)
U.S. Treasury Notes	2.625%	11/15/2020	72,600	77,570	(78,300)
U.S. Treasury Notes	3.625%	02/15/2021	225,300	260,745	(261,833)

				$441,186	$(443,305)

(7)	Market value includes $2,134 of interest payable on short sales.

(n)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	21,520	11/2011	CBK	$306	$0	$306
Sell	BRL	31,350	11/2011	BRC	1,651	0	1,651
Sell		26,756	11/2011	HUS	2,331	0	2,331
Sell		62,104	11/2011	MSC	3,217	0	3,217
Sell		13,657	11/2011	UAG	691	0	691
Sell	CAD	515	10/2011	CBK	2	0	2
Buy		5,112	10/2011	DUB	0	(276)	(276)
Sell		309	10/2011	DUB	5	0	5
Buy		1,641	10/2011	GST	0	(22)	(22)
Sell		258	10/2011	GST	3	0	3
Sell		71	10/2011	MSC	2	0	2
Buy	CNY	210	11/2011	BRC	0	0	0
Buy		1,260	11/2011	CBK	3	0	3
Buy		10,261	11/2011	HUS	7	0	7
Buy		16,470	11/2011	JPM	30	0	30
Buy		12,217	02/2012	BRC	0	(3)	(3)
Buy		6,426	02/2012	HUS	4	0	4
Buy		3,195	06/2012	BRC	0	(2)	(2)
Buy		18,463	06/2012	CBK	0	(22)	(22)
Buy		7,656	06/2012	DUB	0	(19)	(19)
Buy		46,622	06/2012	HUS	0	(32)	(32)
Sell		1,905	06/2012	HUS	3	0	3
Buy		94,064	06/2012	JPM	1	(137)	(136)
Buy		9,563	06/2012	MSC	0	(9)	(9)
Buy		66,600	06/2012	RYL	0	(17)	(17)
Buy		53,029	02/2013	CBK	0	(151)	(151)
Sell	EUR	4,491	10/2011	BPS	332	0	332
Sell		114,411	10/2011	BRC	7,535	0	7,535
Buy		3,271	10/2011	CBK	0	(75)	(75)
Sell		5,608	10/2011	DUB	394	0	394
Sell		3,301	10/2011	FBL	187	0	187
Sell		10,720	10/2011	MSC	578	0	578
Buy		5,839	10/2011	RBC	0	(553)	(553)
Sell		4,885	10/2011	RBC	85	0	85
Sell		91	10/2011	RYL	10	0	10
Sell		3,400	11/2011	JPM	69	0	69
Buy		2,350	11/2011	UAG	0	(240)	(240)
Buy	GBP	976	12/2011	BRC	13	0	13
Sell		22,440	12/2011	JPM	802	0	802
Sell		19,237	12/2011	UAG	717	0	717
Buy	IDR	6,016,000	10/2011	DUB	3	0	3
Buy		12,699,175	10/2011	RYL	7	0	7
Sell		49,060,000	10/2011	UAG	187	0	187
Buy		1,814,250	01/2012	BOA	0	(9)	(9)
Buy		929,000	01/2012	DUB	0	(10)	(10)
Buy		951,000	01/2012	HUS	0	(9)	(9)
Buy		450,000	01/2012	UAG	0	(4)	(4)
Buy		26,176,288	07/2012	HUS	0	(198)	(198)
Buy	INR	169,288	11/2011	BRC	0	(341)	(341)
Sell		168,110	11/2011	BRC	120	0	120

56	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	45,331,608	02/2012	UAG	$0	$(4,618)	$(4,618)
Sell	MXN	125,895	11/2011	BRC	462	0	462
Buy		270,577	11/2011	CBK	0	(3,359)	(3,359)
Buy		2,388	11/2011	DUB	0	(32)	(32)
Buy		42,972	11/2011	HUS	0	(515)	(515)
Sell		81,711	11/2011	HUS	434	0	434
Buy		17,915	11/2011	MSC	0	(214)	(214)
Sell		48,806	11/2011	MSC	96	0	96
Buy		16,710	11/2011	UAG	0	(200)	(200)
Sell		180,027	11/2011	UAG	476	0	476
Sell	MYR	1,558	11/2011	BRC	16	0	16
Sell		2,793	11/2011	JPM	33	0	33
Buy		4,220	04/2012	UAG	0	(87)	(87)
Buy	PHP	3,310	11/2011	BRC	1	0	1
Buy		129,369	11/2011	CBK	20	(2)	18
Buy		57,096	11/2011	GST	0	(1)	(1)
Buy		22,185	11/2011	JPM	5	0	5
Buy		149,112	03/2012	CBK	0	(29)	(29)
Buy	SGD	12,056	12/2011	CBK	0	(653)	(653)
Buy		2,200	12/2011	RYL	0	(138)	(138)
Buy		1,400	12/2011	UAG	0	(86)	(86)
Buy	TRY	50,297	10/2011	HUS	0	(2,957)	(2,957)
Buy	TWD	10,445	01/2012	BRC	0	(23)	(23)
Sell	ZAR	67,356	10/2011	HUS	1,260	0	1,260
Buy		2,280	01/2012	JPM	0	(35)	(35)

					$22,098	$(15,078)	$7,020

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$11,095	$0	$11,095
Corporate Bonds & Notes
Banking & Finance	0	538,667	1,509	540,176
Industrials	0	200,483	0	200,483
Utilities	0	62,303	0	62,303
Convertible Bonds & Notes
Industrials	0	2,379	0	2,379
Municipal Bonds & Notes
California	0	35,797	0	35,797
Florida	0	2,311	0	2,311
Illinois	0	9,522	0	9,522
Louisiana	0	873	0	873
Nebraska	0	115	0	115
Nevada	0	556	0	556
New Jersey	0	2,845	0	2,845
New York	0	13,265	0	13,265
Ohio	0	1,959	0	1,959
Texas	0	3,197	0	3,197
Washington	0	2,953	0	2,953
U.S. Government Agencies	0	1,306,635	0	1,306,635
U.S. Treasury Obligations	0	860,670	0	860,670
Mortgage-Backed Securities	0	154,790	0	154,790
Asset-Backed Securities	0	112,204	3,514	115,718
Sovereign Issues	0	116,683	0	116,683
Convertible Preferred Securities
Banking & Finance	2,996	0	0	2,996
Preferred Securities
Banking & Finance	0	2,060	0	2,060
Short-Term Instruments
Certificates of Deposit	0	24,480	0	24,480

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Commercial Paper	$0	$20,679	$0	$20,679
Repurchase Agreements	0	7,969	0	7,969
Short-Term Notes	0	16,286	0	16,286
Mexico Treasury Bills	0	2,759	0	2,759
U.S. Treasury Bills	0	397,785	0	397,785
PIMCO Short-Term Floating NAV Portfolio	1,019,543	0	0	1,019,543
Purchased Options
Interest Rate Contracts	0	241	0	241
	$1,022,539	$3,911,561	$5,023	$4,939,123

Short Sales, at value	$0	$(443,305)	$0	$(443,305)

Financial Derivative Instruments (7) - Assets
Credit Contracts	27	124	0	151
Foreign Exchange Contracts	0	22,098	0	22,098
Interest Rate Contracts	10,536	41,260	0	51,796
	$10,563	$63,482	$0	$74,045

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(21,090)	0	(21,090)
Equity Contracts	0	(512,183)	0	(512,183)
Foreign Exchange Contracts	0	(15,078)	0	(15,078)
Interest Rate Contracts	(396)	(28,608)	(617)	(29,621)
	$(396)	$(576,959)	$(617)	$(577,972)

Totals	$1,032,706	$2,954,779	$4,406	$3,991,891

See Accompanying Notes	Semiannual Report	September 30, 2011	57

Schedule of Investments PIMCO EM Fundamental IndexPLUS® TR Strategy Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$2,452	$0	$0	$(3)	$0	$(30)	$0	$(910)	$1,509	$(1)
Industrials	1,613	0	(1,670)	11	1	45	0	0	0	0
Asset-Backed Securities	40,978	773	(2,265)	110	32	(849)	0	(35,265)	3,514	(33)
Sovereign Issues	4,948	0	(4,958)	0	0	10	0	0	0	0

	$49,991	$773	$(8,893)	$118	$33	$(824)	$0	$(36,175)	$5,023	$(34)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,092)	$0	$0	$0	$0	$475	$0	$0	$(617)	$475

Totals	$48,899	$773	$(8,893)	$118	$33	$(349)	$0	$(36,175)	$4,406	$441

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$241	$241
Unrealized appreciation on foreign currency contracts	0	0	0	22,098	0	22,098
Unrealized appreciation on OTC swap agreements	0	151	0	0	41,260	41,411

	$0	$151	$0	$22,098	$41,501	$63,750

Liabilities:
Written options outstanding	$0	$15	$0	$0	$2,563	$2,578
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,266	1,266
Unrealized depreciation on foreign currency contracts	0	0	0	15,078	0	15,078
Unrealized depreciation on OTC swap agreements	0	21,075	512,183	0	24,145	557,403

	$0	$21,090	$512,183	$15,078	$27,974	$576,325

58	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$3,208	$(280,822)	$7	$(86,184)	$(363,791)
Net realized gain on foreign currency transactions	0	0	0	3,173	0	3,173

	$0	$3,208	$(280,822)	$3,180	$(86,184)	$(360,618)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$103	$103
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(23,829)	(624,105)	(6)	30,583	(617,357)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	5,698	0	5,698

	$0	$(23,829)	$(624,105)	$5,692	$30,686	$(611,556)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $10,140 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(2,517) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(218,060)	$179,232	$(38,828)
BPS	169	(40)	129
BRC	7,522	(4,500)	3,022
CBK	(89,964)	76,832	(13,132)
DUB	(6,068)	4,810	(1,258)
FBF	(38,628)	33,289	(5,339)
FBL	187	0	187
GLM	28,795	(26,190)	2,605
GST	(4,811)	4,420	(391)
HUS	3,434	(1,440)	1,994
JPM	(198,043)	166,234	(31,809)
MSC	3,670	(2,790)	880
MYC	5,166	(6,435)	(1,269)
RBC	(252)	0	(252)
RYL	(3,001)	17,995	14,994
SOG	13	0	13
UAG	(3,664)	21,239	17,575

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	59

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
AGFS Funding Co.
5.500% due 05/10/2017		$14,600	$12,830

Total Bank Loan Obligations (Cost $14,531)			12,830

CORPORATE BONDS & NOTES 33.4%

BANKING & FINANCE 23.3%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		3,800	3,623
Ally Financial, Inc.
3.751% due 06/20/2014		2,500	2,284
4.500% due 02/11/2014		2,500	2,294
7.500% due 09/15/2020		1,200	1,091
8.000% due 11/01/2031		4,000	3,664
American Express Co.
6.150% due 08/28/2017		2,100	2,405
7.000% due 03/19/2018		800	949
American International Group, Inc.
0.360% due 10/18/2011 (g)		6,500	6,500
5.850% due 01/16/2018 (g)		11,900	11,832
Banco do Brasil S.A.
2.947% due 07/02/2014		4,700	4,729
Banco Santander Brasil S.A.
4.250% due 01/14/2016		5,000	4,731
4.500% due 04/06/2015		800	776
Banco Santander Chile
1.850% due 01/19/2016		3,500	3,168
Bank of America Corp.
1.673% due 01/30/2014 (g)		18,800	17,039
8.000% due 12/29/2049		2,100	1,787
8.125% due 12/29/2049		500	426
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		4,400	4,415
Bank of Montreal
2.850% due 06/09/2015		2,500	2,642
Bank of Nova Scotia
1.650% due 10/29/2015		3,200	3,229
Barclays Bank PLC
5.000% due 09/22/2016 (g)		5,500	5,522
10.000% due 05/21/2021	GBP	1,209	1,935
10.179% due 06/12/2021		$3,000	3,219
14.000% due 11/29/2049	GBP	1,000	1,646
BBVA Bancomer S.A.
4.500% due 03/10/2016		$2,000	1,880
6.500% due 03/10/2021		4,100	3,823
7.250% due 04/22/2020		7,600	7,429
Bear Stearns Cos. LLC
6.400% due 10/02/2017		250	284
7.250% due 02/01/2018		2,000	2,363
BPCE S.A.
2.375% due 10/04/2013		1,300	1,266
5.250% due 07/29/2049	EUR	2,000	1,434
Capital One Capital V
10.250% due 08/15/2039		$7,100	7,251
CIT Group, Inc.
7.000% due 05/01/2014		1,784	1,822
Citigroup, Inc.
1.695% due 06/28/2013	EUR	7,900	10,157
1.696% due 01/13/2014		$8,100	7,889
4.750% due 02/10/2019	EUR	2,000	2,165
5.000% due 09/15/2014		$10,400	10,211
5.500% due 10/15/2014		5,700	5,929
6.125% due 11/21/2017		3,600	3,855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	8,800	$10,732
11.000% due 12/29/2049 (g)		$14,300	17,243
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		8,200	8,006
Credit Agricole S.A.
8.375% due 10/29/2049		3,200	2,536
Credit Suisse AG
0.976% due 05/29/2049		4,100	2,681
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		3,800	3,749
Dexia Credit Local
0.731% due 03/05/2013		23,400	23,348
2.000% due 03/05/2013		50,920	50,458
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		15,900	15,988
8.000% due 06/01/2014		200	212
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	500	677
Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		$7,440	7,556
Goldman Sachs Group, Inc.
0.805% due 03/22/2016		2,300	1,975
1.269% due 02/07/2014 (g)		20,000	19,177
1.883% due 05/23/2016	EUR	2,300	2,622
1.905% due 02/04/2013		500	640
1.962% due 01/30/2017		12,500	13,901
6.125% due 02/14/2017	GBP	300	480
6.150% due 04/01/2018		$2,300	2,389
6.375% due 05/02/2018	EUR	400	547
ICICI Bank Ltd.
5.500% due 03/25/2015		$5,000	4,986
5.750% due 11/16/2020		4,600	4,350
ING Bank NV
1.737% due 06/09/2014		5,000	4,919
2.625% due 02/09/2012		12,400	12,494
Intesa Sanpaolo SpA
2.708% due 02/24/2014		7,400	6,668
Itau Unibanco Holding S.A.
6.200% due 04/15/2020		12,500	12,766
JPMorgan Chase & Co.
1.786% due 09/26/2013	EUR	5,300	6,956
7.900% due 04/29/2049		$2,200	2,273
JPMorgan Chase Capital XXI
1.206% due 02/02/2037		3,300	2,372
KeyBank N.A.
1.660% due 11/21/2011	EUR	800	1,074
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016		5,100	6,920
LeasePlan Corp. NV
3.125% due 02/10/2012		100	135
Lehman Brothers Holdings, Inc.
0.000% due 01/26/2017 (a)		$900	213
Lloyds TSB Bank PLC
4.875% due 01/21/2016		3,800	3,752
Macquarie Bank Ltd.
3.300% due 07/17/2014		8,600	9,191
Macquarie Group Ltd.
7.300% due 08/01/2014		3,100	3,360
Merrill Lynch & Co., Inc.
1.839% due 08/09/2013	EUR	7,900	9,677
1.840% due 05/30/2014		1,900	2,214
6.875% due 04/25/2018		$8,700	8,723

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife of Connecticut Institutional Funding Ltd.
2.051% due 02/05/2016	EUR	300	$381
Morgan Stanley
0.729% due 10/15/2015 (g)		$5,700	4,818
4.100% due 01/26/2015 (g)		22,000	21,003
7.300% due 05/13/2019		100	103
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	14,610	20,960
Nationwide Building Society
6.250% due 02/25/2020		$4,300	4,346
Nomura Holdings, Inc.
5.000% due 03/04/2015 (g)		28,000	29,378
Nordea Bank AB
4.875% due 01/27/2020 (g)		10,000	10,445
Northern Rock Asset Management PLC
5.625% due 06/22/2017		3,800	4,019
Pacific LifeCorp
6.000% due 02/10/2020		1,000	1,072
Principal Life Income Funding Trusts
5.550% due 04/27/2015		900	1,002
Qatari Diar Finance QSC
5.000% due 07/21/2020		8,800	9,438
Royal Bank of Scotland Group PLC
1.999% due 03/30/2015 (l)	CAD	5,700	4,586
4.875% due 08/25/2014		$200	202
6.625% due 09/17/2018	GBP	9,000	14,125
6.990% due 10/29/2049		$17,000	10,880
SLM Corp.
5.187% due 12/15/2011	AUD	11,000	10,556
5.891% due 01/31/2014		$900	857
6.250% due 01/25/2016		1,100	1,081
8.450% due 06/15/2018		100	104
SMFG Preferred Capital USD Ltd.
9.500% due 07/29/2049		800	880
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	10,000	11,826
6.900% due 12/15/2017		$175	127
State Bank of India
4.500% due 07/27/2015		4,800	4,811
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,134	5,311
SunTrust Bank
1.645% due 12/20/2011	EUR	2,900	3,895
Temasek Financial I Ltd.
4.300% due 10/25/2019		$1,000	1,071
UBS AG
1.253% due 01/28/2014		1,000	988
5.750% due 04/25/2018		400	412
Wachovia Corp.
0.379% due 10/15/2011 (g)		5,500	5,500
0.617% due 06/15/2017		1,000	903
5.750% due 02/01/2018		1,000	1,129
Wells Fargo & Co.
7.980% due 03/29/2049		13,700	14,180
Wells Fargo Capital XIII
7.700% due 12/29/2049		6,100	6,131
Westpac Banking Corp.
0.730% due 07/16/2014		1,000	1,013

			653,157

INDUSTRIALS 7.7%
Alcoa, Inc.
6.150% due 08/15/2020		4,500	4,572

60	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altria Group, Inc.
4.125% due 09/11/2015		$3,300	$3,537
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014 (g)		20,300	20,467
4.125% due 01/15/2015 (g)		4,400	4,774
5.375% due 01/15/2020		4,400	5,142
BMW Finance NV
5.250% due 05/21/2012		2,800	2,880
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		6,900	6,981
7.250% due 07/29/2019		4,700	5,497
Codelco, Inc.
7.500% due 01/15/2019		300	379
Continental Airlines, Inc.
6.750% due 09/15/2015		19,700	19,010
CSN Islands XI Corp.
6.875% due 09/21/2019		1,100	1,169
CSN Resources S.A.
6.500% due 07/21/2020		2,900	3,052
Daimler Finance North America LLC
1.543% due 09/13/2013		5,000	5,003
Dell, Inc.
5.650% due 04/15/2018		1,600	1,814
DISH DBS Corp.
7.750% due 05/31/2015		1,200	1,236
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		1,200	1,188
7.343% due 04/11/2013		100	104
8.146% due 04/11/2018		600	664
8.625% due 04/28/2034		3,300	3,828
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		5,000	5,292
Gerdau Holdings, Inc.
7.000% due 01/20/2020		7,700	7,969
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,500	1,436
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,618
HCA, Inc.
7.875% due 02/15/2020		2,800	2,912
Noble Group Ltd.
4.875% due 08/05/2015		1,200	1,116
6.750% due 01/29/2020		27,400	24,160
Norfolk Southern Corp.
5.750% due 04/01/2018		3,600	4,230
Novatek Finance Ltd.
5.326% due 02/03/2016		1,600	1,580
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		11,700	11,700
Oracle Corp.
5.750% due 04/15/2018		2,700	3,225
Pearson Dollar Finance PLC
5.500% due 05/06/2013		1,700	1,810
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	200	331
Petrobras International Finance Co.
5.750% due 01/20/2020		$10,400	10,899
5.875% due 03/01/2018		2,300	2,418
7.875% due 03/15/2019		8,300	9,711
8.375% due 12/10/2018		2,400	2,856
Petroleos Mexicanos
5.500% due 01/21/2021		9,400	9,964
6.000% due 03/05/2020		3,700	4,085
8.000% due 05/03/2019		1,100	1,353

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quicksilver Resources, Inc.
11.750% due 01/01/2016	$1,100	$1,193
Suncor Energy, Inc.
6.100% due 06/01/2018	4,000	4,676
Transocean, Inc.
4.950% due 11/15/2015	1,700	1,793
Vale Overseas Ltd.
5.625% due 09/15/2019	3,100	3,277
6.875% due 11/10/2039	2,200	2,387

		216,288

UTILITIES 2.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	5,800	5,841
7.700% due 08/07/2013	2,500	2,653
8.700% due 08/07/2018	4,600	5,342
AT&T, Inc.
4.850% due 02/15/2014 (g)	8,500	9,146
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,800	6,554
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	8,500	8,831
EDF S.A.
4.600% due 01/27/2020	1,100	1,155
5.500% due 01/26/2014	300	322
6.500% due 01/26/2019	300	352
NGPL PipeCo LLC
6.514% due 12/15/2012	9,000	9,371
Public Service Electric & Gas Co.
5.000% due 08/15/2014	4,000	4,399
5.300% due 05/01/2018	1,100	1,305
Qtel International Finance Ltd.
3.375% due 10/14/2016	200	201
4.750% due 02/16/2021	500	502
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	700	765
TNK-BP Finance S.A.
6.625% due 03/20/2017	4,900	4,912
7.250% due 02/02/2020	2,500	2,531
7.500% due 07/18/2016	2,300	2,392

		66,574

Total Corporate Bonds & Notes (Cost $950,227)		936,019

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.1%
Boston Properties LP
2.875% due 02/15/2037	2,000	2,017

INDUSTRIALS 0.8%
Bristol-Myers Squibb Co.
0.000% due 09/15/2023	3,200	3,092
Transocean, Inc.
1.500% due 12/15/2037	20,200	20,023

		23,115

Total Convertible Bonds & Notes (Cost $23,696)		25,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 4.1%

ALASKA 0.1%
Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	$2,600	$1,656

CALIFORNIA 1.4%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,300	1,551
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	2,180	2,667
6.907% due 10/01/2050	1,600	2,080
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	121
7.550% due 04/01/2039	100	123
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	3,500	4,334
7.950% due 03/01/2036	8,500	9,653
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,295
California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,105
California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	215
7.021% due 08/01/2040	500	537
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,281
Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	4,000	5,175
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,600	2,132
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	1,200	1,494
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,300	1,496
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	2,500	2,754
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	600	611

		39,730

GEORGIA 0.3%
Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,000	10,572

See Accompanying Notes	Semiannual Report	September 30, 2011	61

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 1.3%
Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$1,200	$1,337
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	112
6.899% due 12/01/2040	1,600	1,921
Illinois State General Obligation Bonds, (BABs), Series 2010
5.663% due 02/01/2022	30,000	31,611
Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	524

		35,505

NEW JERSEY 0.1%
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	73
5.000% due 06/01/2041	1,900	1,228
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,700	3,617

		4,918

NEW YORK 0.2%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,000	1,274
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,600	1,806
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,600	1,861

		4,941

OHIO 0.3%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	4,978
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	7,800	5,482

		10,460

TEXAS 0.4%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	8,900	10,943

Total Municipal Bonds & Notes (Cost $105,190)		118,725

U.S. GOVERNMENT AGENCIES 78.1%
Fannie Mae
0.585% due 07/25/2037	9,308	9,306
0.615% due 07/25/2037	9,772	9,777
0.635% due 09/25/2035	9,070	9,081
0.645% due 09/25/2035	16,561	16,589
0.685% due 09/25/2035 - 07/25/2041	81,800	82,056
0.955% due 06/25/2037	19,987	20,201
0.965% due 06/25/2040	97,302	98,346
0.975% due 03/25/2040	16,511	16,722
1.747% due 07/01/2035	922	948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.999% due 03/01/2034	$788	$824
2.000% due 09/21/2015	2,000	2,071
2.250% due 03/15/2016 (h)	93,100	97,879
2.447% due 12/01/2034	948	993
3.500% due 07/25/2031	19,916	20,364
3.820% due 10/01/2021	4,910	5,077
4.000% due 09/01/2013 - 10/01/2041	940,173	986,665
4.375% due 10/15/2015	600	682
4.500% due 04/01/2018 - 11/01/2041	209,806	223,543
5.000% due 01/01/2029 - 10/01/2041	174,818	188,745
5.000% due 06/01/2035 (g)	17,006	18,377
5.500% due 09/01/2034 - 10/01/2041	30,254	32,897
6.000% due 05/01/2036 - 10/01/2041	35,387	38,911
6.500% due 09/01/2036	1,467	1,655
Freddie Mac
0.799% due 06/15/2041	55,796	56,159
0.839% due 07/15/2037	2,451	2,469
0.899% due 08/15/2037	2,437	2,459
0.929% due 08/15/2037	34,160	34,502
0.939% due 10/15/2037	8,629	8,719
0.949% due 05/15/2037 - 09/15/2037	37,037	37,419
4.000% due 12/15/2040 - 07/15/2041	59,366	61,088
4.500% due 10/01/2041	83,000	87,456
4.875% due 06/13/2018 (h)	1,400	1,679
5.500% due 10/01/2041	9,000	9,734
6.500% due 05/01/2035	1,970	2,236
Small Business Administration
5.490% due 03/01/2028	338	376
6.020% due 08/01/2028	3,608	4,101

Total U.S. Government Agencies (Cost $2,157,489)		2,190,106

U.S. TREASURY OBLIGATIONS 22.6%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(g)	59,286	61,949
1.750% due 01/15/2028 (e)(g)(h)	45,086	52,317
2.000% due 01/15/2026	5,022	5,978
2.125% due 02/15/2040 (g)	64,185	81,865
2.125% due 02/15/2041 (g)	31,571	40,485
2.375% due 01/15/2025 (g)	19,321	23,904
2.375% due 01/15/2027 (g)(h)	32,273	40,419
2.500% due 01/15/2029 (g)	37,997	48,832
3.625% due 04/15/2028 (e)(h)	5,448	7,848
3.875% due 04/15/2029 (e)(g)(h)	67,687	101,985
U.S. Treasury Notes
1.375% due 09/30/2018	8,000	7,973
1.500% due 07/31/2016	36,600	37,615
2.250% due 07/31/2018	38,700	40,892
2.625% due 08/15/2020	17,100	18,343
3.375% due 11/15/2019	4,800	5,451
3.500% due 05/15/2020	16,200	18,578
3.625% due 02/15/2020	17,200	19,884
3.625% due 02/15/2021 (g)	17,200	19,901

Total U.S. Treasury Obligations (Cost $631,941)		634,219

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 8.0%
Arran Residential Mortgages Funding PLC
2.735% due 05/16/2047	EUR	2,314	$3,093
2.935% due 05/16/2047		8,100	10,786
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		$1,256	1,121
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.801% due 06/10/2049		7,100	7,503
Bear Stearns Commercial Mortgage Securities
5.201% due 12/11/2038		3,400	3,692
Chase Mortgage Finance Corp.
5.893% due 09/25/2036		5,112	4,600
Commercial Mortgage Pass-Through Certificates
5.543% due 12/11/2049		11,900	12,944
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037		5,481	4,572
European Loan Conduit
1.685% due 05/15/2019	EUR	546	616
Extended Stay America Trust
2.950% due 11/05/2027		$15,362	15,164
First Horizon Asset Securities, Inc.
2.762% due 05/25/2034		215	193
Granite Master Issuer PLC
0.330% due 12/20/2054		3,600	3,415
0.838% due 12/20/2054	GBP	3,700	5,398
Granite Mortgages PLC
1.210% due 01/20/2044		523	775
1.305% due 09/20/2044		2,894	4,300
1.815% due 09/20/2044	EUR	360	457
1.988% due 01/20/2044		366	466
GS Mortgage Securities Corp.
1.317% due 03/06/2020		$21,200	21,058
Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	4,000	5,361
JPMorgan Alternative Loan Trust
6.050% due 11/25/2036		$5,690	3,301
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/16/2046		6,516	6,735
5.440% due 06/12/2047		2,300	2,400
5.447% due 06/12/2047		6,305	6,545
JPMorgan Mortgage Trust
5.314% due 07/27/2037		1,945	1,485
5.333% due 07/25/2035		6,756	6,489
5.615% due 04/25/2036		23,355	19,020
5.750% due 01/25/2036		236	222
Merrill Lynch Mortgage Trust
5.810% due 05/12/2039		1,165	1,189
Morgan Stanley Re-REMIC Trust
5.984% due 08/12/2045		600	658
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		1,071	914
RBSSP Resecuritization Trust
0.468% due 02/26/2037		8,182	6,996
Sequoia Mortgage Trust
5.382% due 09/20/2046		2,852	2,262
Structured Asset Securities Corp.
5.500% due 09/25/2035		3,400	3,112
Thornburg Mortgage Securities Trust
1.743% due 03/25/2044		3,030	2,568
2.194% due 12/25/2044		3,746	3,445
Titan Europe PLC
1.113% due 10/23/2016	GBP	19,130	24,909
WaMu Mortgage Pass-Through Certificates
2.576% due 01/25/2035		$1,719	1,590
5.401% due 06/25/2037		2,760	2,141

62	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.724% due 12/25/2034		$400	$383
2.740% due 06/25/2035		2,405	2,241
2.745% due 04/25/2036		24,563	19,501

Total Mortgage-Backed Securities (Cost $225,103)			223,620

ASSET-BACKED SECURITIES 10.7%
Access Group, Inc.
1.553% due 10/27/2025		2,529	2,549
Centurion CDO Ltd.
0.626% due 01/30/2016		15,009	14,279
Chase Issuance Trust
1.847% due 09/15/2015		5,400	5,550
CIT Group Home Equity Loan Trust
0.505% due 06/25/2033		1,064	870
Citibank Omni Master Trust
2.329% due 05/16/2016		7,900	7,968
2.979% due 08/15/2018		28,800	30,156
Duane Street CLO
0.519% due 11/08/2017		55,311	52,141
GSC Partners CDO Fund Ltd.
0.711% due 12/16/2015		626	612
GSC Partners Gemini Fund Ltd.
0.896% due 10/10/2014		1,120	1,085
GSPA Monetization Trust
6.422% due 10/09/2029		139	131
Gulf Stream Compass CLO Ltd.
0.849% due 08/27/2015		2,957	2,906
Hillmark Funding
0.548% due 05/21/2021		5,000	4,636
HSBC Home Equity Loan Trust
0.380% due 03/20/2036		8,005	7,358
IXIS Real Estate Capital Trust
0.575% due 02/25/2036		2,280	1,906
Penta CLO S.A.
1.934% due 06/04/2024	EUR	1,452	1,736
Sagamore CLO Ltd.
0.789% due 10/15/2015		$2,883	2,820
SLC Student Loan Trust
4.750% due 06/15/2033		4,724	4,730
SLM Student Loan Trust
1.753% due 04/25/2023		5,182	5,329
1.788% due 12/15/2023	EUR	19,400	24,911
3.479% due 05/16/2044		$5,588	5,824
3.500% due 08/17/2043		48,469	48,173
4.500% due 11/16/2043		3,475	3,325
6.229% due 07/15/2042		32,959	30,895
South Carolina Student Loan Corp.
1.076% due 03/02/2020		3,100	3,083
1.326% due 09/03/2024		1,400	1,389
Structured Asset Securities Corp.
0.345% due 01/25/2037		10,000	8,328
Venture CDO Ltd.
0.473% due 07/22/2021		20,500	18,561
Wind River CLO Ltd.
0.680% due 12/19/2016		7,898	7,557

Total Asset-Backed Securities (Cost $304,636)			298,808

SOVEREIGN ISSUES 9.3%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,600	2,069
5.500% due 07/12/2020		$5,800	6,047
6.369% due 06/16/2018		7,000	7,735

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canada Government Bond
2.000% due 06/01/2016	CAD	2,200	$2,162
3.000% due 12/01/2015		8,700	8,884
4.500% due 06/01/2015		1,700	1,815
Canada Housing Trust No. 1
2.450% due 12/15/2015		83,500	82,580
2.750% due 09/15/2014		11,400	11,348
2.750% due 12/15/2015		1,800	1,801
3.350% due 12/15/2020		14,600	14,819
3.800% due 06/15/2021		2,600	2,722
Export-Import Bank of Korea
4.000% due 01/29/2021		$6,400	5,956
4.125% due 09/09/2015		5,900	5,981
5.875% due 01/14/2015		3,000	3,206
8.125% due 01/21/2014		12,200	13,680
Indonesia Government International Bond
7.500% due 01/15/2016		6,600	7,510
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,200	1,238
Mexico Government International Bond
5.750% due 10/12/2110		22,400	22,176
6.000% due 06/18/2015	MXN	241,000	17,941
6.050% due 01/11/2040		$800	908
Province of Ontario Canada
1.375% due 01/27/2014		7,200	7,287
4.000% due 06/02/2021	CAD	2,400	2,462
4.200% due 03/08/2018		1,200	1,269
4.200% due 06/02/2020		3,300	3,448
4.300% due 03/08/2017		2,400	2,550
4.400% due 06/02/2019		4,300	4,580
4.600% due 06/02/2039		2,700	2,942
5.500% due 06/02/2018		1,200	1,357
Province of Quebec Canada
4.500% due 12/01/2016		200	214
4.500% due 12/01/2017		300	322
Russia Government International Bond
3.625% due 04/29/2015		$800	788
Societe Financement de l’Economie Francaise
0.450% due 07/16/2012		2,000	2,006
Turkey Government International Bond
7.500% due 07/14/2017		9,600	10,968

Total Sovereign Issues (Cost $260,851)			260,771

		SHARES
CONVERTIBLE PREFERRED SECURITIES 1.0%

BANKING & FINANCE 1.0%
Wells Fargo & Co.
7.500% due 12/31/2049		27,590	28,502

Total Convertible Preferred Securities (Cost $26,247)			28,502

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank
10.000% due 12/31/2049		7,400	8,563

Total Preferred Securities (Cost $7,622)			8,563

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 1.7%
Banco Bradesco S.A.
1.955% due 01/24/2013		$3,700	3,731
Banco do Brasil S.A.
0.000% due 02/15/2012		25,200	25,050
Intesa Sanpaolo SpA
2.375% due 12/21/2012		10,000	9,720

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 12/12/2011		$9,100	$9,078

			47,579

COMMERCIAL PAPER 1.1%
Kells Funding LLC
0.310% due 11/16/2011		11,800	11,796
Vodafone Group PLC
0.880% due 01/19/2012		19,100	19,073

			30,869

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.090% due 10/03/2011		8,000	8,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $8,170. Repurchase proceeds are $8,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011		1,124	1,124
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,150. Repurchase proceeds are $1,124.)

			9,124

SHORT-TERM NOTES 0.8%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		14,500	14,456
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	9,600	7,339

			21,795

MEXICO TREASURY BILLS 0.2%
4.177% due 11/03/2011	MXN	70,400	5,059

U.S. TREASURY BILLS 2.0%
0.017% due 10/13/2011 - 03/22/2012 (b)(e)(f)(g)		$57,339	57,329

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 1.6%
		4,534,421	45,403

Total Short-Term Instruments (Cost $218,422)			217,158

PURCHASED OPTIONS (j) 0.3%
(Cost $4,360)			7,493

Total Investments 176.9% (Cost $4,930,315)			$4,961,946

Written Options (k) (0.2%) (Premiums $21,558)			(5,252)

Other Assets and Liabilities (Net) (81.7%)			(2,151,422)

Net Assets 100.0%			$2,805,272

See Accompanying Notes	Semiannual Report	September 30, 2011	63

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $79,053 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $1,920 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $258,504 at a weighted average interest rate of 0.225%. On September 30, 2011, securities valued at $478,448 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $39,608 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index December Futures	Long	12/2011	210	$(208)
S&P 500 Index December Futures	Short	12/2011	1,882	13,103

				$12,895

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	4.576%	$	10,000	$(1,333)	$(353)	$(980)
American International Group, Inc.	CBK	1.000%	03/20/2016	4.576%		9,900	(1,320)	(354)	(966)
Australia Government Bond	RYL	1.000%	09/20/2016	0.973%		20,100	34	422	(388)
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2016	2.372%		500	(28)	(6)	(22)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	2.452%		14,600	(951)	(106)	(845)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		5,000	(206)	(10)	(196)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		1,000	(30)	(16)	(14)
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.931%		8,700	(359)	(15)	(344)
Brazil Government International Bond	DUB	1.000%	03/20/2016	1.880%		24,400	(904)	(82)	(822)
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.931%		5,400	(222)	(13)	(209)
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.786%		1,900	(56)	(24)	(32)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		2,300	(68)	(23)	(45)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		2,600	(77)	(27)	(50)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	BOA	1.000%	06/20/2015	1.755%		3,100	(82)	52	(134)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%		300	(11)	4	(15)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		700	(26)	8	(34)
China Government International Bond	BRC	1.000%	06/20/2016	1.918%		26,200	(1,054)	340	(1,394)
China Government International Bond	CBK	1.000%	06/20/2015	1.755%		700	(18)	12	(30)
China Government International Bond	RYL	1.000%	06/20/2015	1.755%		1,400	(37)	24	(61)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	5.304%	EUR	1,500	(181)	50	(231)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	5.304%		6,000	(724)	187	(911)
Credit Agricole S.A.	HUS	3.000%	06/20/2016	5.304%		10,000	(1,206)	319	(1,525)
Credit Agricole S.A.	JPM	3.000%	06/20/2016	5.304%		20,000	(2,413)	665	(3,078)
France Government Bond	FBF	0.250%	03/20/2016	1.755%	$	28,400	(1,795)	(874)	(921)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		700	(51)	(27)	(24)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		1,300	(76)	(26)	(50)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	3.003%		6,800	(517)	(135)	(382)
General Electric Capital Corp.	CBK	5.000%	09/20/2014	2.908%		10,500	633	374	259
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		2,000	(163)	(34)	(129)
Indonesia Government International Bond	DUB	1.000%	09/20/2015	2.721%		600	(38)	(14)	(24)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		3,300	(577)	(223)	(354)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	3.372%		5,500	(962)	(380)	(582)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		3,100	(542)	(212)	(330)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		600	(9)	8	(17)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		1,200	(17)	11	(28)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%		400	(36)	(12)	(24)
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	4.706%		1,600	(221)	(34)	(187)

64	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	BOA	1.000%	09/20/2015	3.199%	$	8,000	$(633)	$(525)	$(108)
MetLife, Inc.	JPM	1.000%	09/20/2015	3.199%		12,400	(982)	(735)	(247)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.786%		300	(9)	(4)	(5)
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.686%		1,600	(36)	(36)	0
Mexico Government International Bond	BRC	1.000%	03/20/2016	1.880%		17,400	(645)	(84)	(561)
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.686%		1,600	(37)	(37)	0
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.786%		800	(24)	(12)	(12)
Mexico Government International Bond	DUB	1.000%	03/20/2015	1.686%		900	(21)	(21)	0
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%		5,700	(212)	(28)	(184)
Mexico Government International Bond	RYL	1.000%	09/20/2015	1.786%		1,900	(56)	(22)	(34)
Mexico Government International Bond	UAG	1.000%	09/20/2015	1.786%		400	(12)	(6)	(6)
Prudential Financial, Inc.	GST	1.000%	09/20/2016	3.016%		13,900	(1,235)	(272)	(963)
Republic of Germany Government Bond	BOA	0.250%	09/20/2016	1.104%		16,600	(671)	(298)	(373)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		4,000	(553)	(149)	(404)
Republic of Italy Government Bond	CBK	1.000%	03/20/2016	4.679%		22,800	(3,155)	(812)	(2,343)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		1,500	(218)	(30)	(188)
Republic of Italy Government Bond	RYL	1.000%	03/20/2016	4.679%		6,000	(830)	(216)	(614)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		500	(54)	(33)	(21)
Spain Government International Bond	GST	1.000%	06/20/2016	3.799%		1,000	(113)	(60)	(53)
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.430%	EUR	16,200	(149)	(243)	94
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%	$	7,300	41	126	(85)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		1,000	7	19	(12)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		5,000	40	115	(75)
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.757%		2,400	22	28	(6)
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		200	1	3	(2)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		2,400	14	42	(28)

							$(25,232)	$(3,837)	$(21,395)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	3,500	$196	$380	$(184)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		2,400	133	313	(180)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		700	39	91	(52)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		200	11	25	(14)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		1,600	89	181	(92)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		22,000	1,225	2,561	(1,336)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,100	68	144	(76)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		5,800	355	783	(428)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		22,200	1,357	2,873	(1,516)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,300	201	388	(187)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		8,500	519	1,130	(611)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		20,600	1,260	2,532	(1,272)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		10,500	642	1,367	(725)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		3,300	202	458	(256)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		4,500	277	477	(200)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		800	49	108	(59)
CDX.IG-9 5-Year Index 30-100%	BRC	0.757%	12/20/2012		482	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		2,315	12	0	12
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	8	0	8
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		100,300	(1,557)	(663)	(894)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		35,400	(549)	0	(549)

						$4,541	$13,148	$(8,607)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

See Accompanying Notes	Semiannual Report	September 30, 2011	65

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	25,100	$85	$(33)	$118
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS	BRL	1,400	6	0	6
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BRC		500	4	1	3
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		3,800	42	2	40
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		5,000	2	(4)	6
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		16,700	9	(7)	16
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		1,700	2	0	2
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		21,100	137	(38)	175
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		4,100	33	0	33
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		8,900	140	1	139
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		6,700	98	(5)	103
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		20,100	323	5	318
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		22,800	367	25	342
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		42,800	661	66	595
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		15,700	243	0	243
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		10,500	171	(15)	186
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		3,400	41	4	37
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		3,800	47	4	43
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		6,200	106	10	96
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,600	122	25	97
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		2,600	47	6	41
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		21,800	429	88	341
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		152,000	3,011	(89)	3,100
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		36,700	776	85	691
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		3,200	69	11	58
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		98,300	1,885	148	1,737
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		100	2	0	2
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		24,500	559	0	559
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HUS		25,700	595	0	595
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		14,700	(14)	(43)	29
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		7,200	(4)	(14)	10
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,600	2	(1)	3
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		3,400	6	2	4
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		800	2	0	2
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		10,400	32	15	17
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		900	8	0	8
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		900	8	1	7
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		25,000	242	11	231
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		12,000	171	(1)	172
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		3,600	66	16	50
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		2,900	59	0	59
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,100	134	(1)	135
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		3,000	68	8	60
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	16	3	13
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		1,500	41	10	31
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		4,400	126	35	91
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	4,400	363	212	151
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		47,000	3,877	3,064	813
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		69,600	5,742	4,151	1,591
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	BRC		100,000	(27,036)	(18,325)	(8,711)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	CBK		28,300	(7,652)	(5,165)	(2,487)
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	17,400	(3)	(9)	6
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		5,300	108	(37)	145
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		6,200	341	36	305
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	GLM		145,300	16,645	(292)	16,937
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		1,300	(18)	(1)	(17)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		2,700	(38)	(3)	(35)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		2,100	(29)	(2)	(27)

66	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BPS	EUR	6,000	$267	$97	$170
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	DUB		5,800	258	90	168
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CBK	MXN	74,900	350	(5)	355
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		20,000	94	(1)	95
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BRC		233,100	1,095	(1)	1,096
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		19,100	(11)	4	(15)

							$5,328	$(15,856)	$21,184

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	eRAFI 1000 Index	867,115	1-Month USD-LIBOR plus a specified spread	$	103,524	01/13/2012	BOA	$6,242
Receive	eRAFI 1000 Index	4,527,662	1-Month USD-LIBOR plus a specified spread		540,553	01/13/2012	BOA	(32,593)
Pay (6)	S&P 500 Index	264,285	0.261%		545,023	01/13/2012	BOA	34,796
Receive (6)	S&P 500 Index	50,137	0.261%		103,396	01/13/2012	BOA	(6,601)
Receive	eRAFI 1000 Index	8,716,254	1-Month USD-LIBOR plus a specified spread		1,040,624	07/16/2012	BOA	(62,745)
Pay (6)	S&P 500 Index	536,001	0.291%		1,105,370	07/16/2012	BOA	70,582
Receive	eRAFI 1000 Index	2,667,280	1-Month USD-LIBOR plus a specified spread		321,393	02/29/2012	CBK	(22,166)
Receive	eRAFI 1000 Index	376,726	1-Month USD-LIBOR plus a specified spread		45,393	05/31/2012	CBK	(3,133)
Receive	eRAFI 1000 Index	7,480,486	1-Month USD-LIBOR plus a specified spread		893,087	01/13/2012	FCT	(53,858)
Pay (6)	S&P 500 Index	436,644	0.291%		900,472	01/13/2012	FCT	57,498
Receive	eRAFI 1000 Index	2,107,155	1-Month USD-LIBOR plus a specified spread		253,901	08/31/2012	FCT	(17,521)

								$(29,499)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(6)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

(j)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December Futures	$93.000	11/25/2011	1,800	$15	$28
Put - CBOT U.S. Treasury 10-Year Note December Futures	94.000	11/25/2011	1,200	10	18
Call - CME S&P 500 Index December Futures	1,650.000	12/15/2011	2,300	63	58

				$88	$104

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	1,000,000	$3,738	$6,880
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		74,000	292	509

								$4,030	$7,389

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 11/01/2041	CBK	$84.000	11/07/2011	$	130,000	$15	$0
Put - OTC Fannie Mae 4.000% due 12/01/2041	FBF	78.000	12/05/2011		503,400	59	0
Put - OTC Fannie Mae 4.000% due 12/01/2041	FBF	79.000	12/05/2011		100,000	12	0
Put - OTC Fannie Mae 4.000% due 12/01/2041	FBF	82.000	12/05/2011		116,000	14	0
Put - OTC Fannie Mae 4.000% due 12/01/2041	FBF	86.000	12/08/2011		61,000	7	0
Put - OTC Fannie Mae 4.500% due 10/01/2041	BRC	93.000	10/06/2011		221,000	26	0
Put - OTC Fannie Mae 4.500% due 11/01/2041	FBF	85.000	11/07/2011		250,000	29	0
Put - OTC Fannie Mae 4.500% due 12/01/2041	FBF	83.000	12/05/2011		98,000	11	0
Put - OTC Fannie Mae 4.500% due 12/01/2041	FBF	84.000	12/05/2011		290,000	34	0
Put - OTC Fannie Mae 5.000% due 12/01/2041	FBF	95.000	12/05/2011		58,500	7	0
Put - OTC Fannie Mae 5.500% due 12/01/2041	DUB	95.000	12/05/2011		18,300	2	0
Put - OTC Freddie Mac 4.500% due 12/05/2011	FBF	83.000	12/05/2011		13,000	2	0
Put - OTC Freddie Mac 4.500% due 12/05/2011	FBF	83.500	12/05/2011		100,000	12	0
Put - OTC Freddie Mac 4.500% due 12/05/2011	FBF	84.000	12/05/2011		103,000	12	0

						$242	$0

See Accompanying Notes	Semiannual Report	September 30, 2011	67

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

(k)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	682	$543	$(147)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	62,300	$128	$(18)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		2,000,000	3,000	(376)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		71,700	409	(89)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		148,000	296	(28)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		80,900	305	(48)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		57,900	487	(39)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		7,000	48	(5)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		32,600	230	(247)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		51,500	306	(35)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		27,500	170	(19)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		250,100	1,973	(169)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		72,900	686	(33)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		14,700	131	(7)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		38,900	428	(18)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		72,200	750	(42)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		22,500	245	(10)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		50,300	527	(23)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		55,100	540	(32)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		89,800	668	(41)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		34,200	846	(53)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		22,000	315	(294)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,400	286	(18)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		54,300	752	(726)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		37,100	227	0
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		62,800	871	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		91,700	637	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		234,800	1,189	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		7,300	44	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		81,700	515	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		16,400	227	0

								$17,236	$(2,370)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	14,500	$15	$(7)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		28,800	23	(15)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		3,900	4	(2)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		20,300	16	(11)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		7,300	8	(4)

							$66	$(39)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	31,700	$167	$(119)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		29,500	150	(110)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		101,500	1,128	(1,031)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		80,800	879	(840)

						$2,324	$(2,100)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

68	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$39,800	$337	$(134)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	79,100	706	(281)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	10,700	138	(42)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	14,400	108	(79)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	10,200	100	(60)

						$1,389	$(596)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	3,626	$1,710,700	$17,006
Sales	3,793	3,827,800	13,227
Closing Buys	(6,737)	(1,139,200)	(8,308)
Expirations	0	(3,500)	(14)
Exercised	0	(63,700)	(353)

Balance at 09/30/2011	682	$4,332,100	$21,558

(l)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Royal Bank of Scotland Group PLC	1.999%	03/30/2015	06/22/2011	$5,070	$4,586	0.16%

(m)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (8)
Fannie Mae	4.500%	10/01/2041	$262,000	$278,293	$(278,089)
Pearson Dollar Finance PLC	5.500%	05/06/2013	1,700	1,807	(1,840)
U.S. Treasury Inflation Protected Securities	1.750%	01/15/2028	45,086	52,229	(52,488)
U.S. Treasury Inflation Protected Securities	2.125%	02/15/2040	64,369	81,836	(82,399)
U.S. Treasury Inflation Protected Securities	2.125%	02/15/2041	31,662	40,491	(40,748)
U.S. Treasury Inflation Protected Securities	3.875%	04/15/2029	67,626	101,862	(103,118)

				$556,518	$(558,682)

(8)	Market value includes $1,870 of interest payable on short sales.

(n)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	10,548	11/2011	CBK	$150	$0	$150
Sell	BRL	48,326	11/2011	BRC	2,490	0	2,490
Buy		160,177	11/2011	HUS	0	(13,956)	(13,956)
Sell		28,903	11/2011	HUS	342	0	342
Sell		11,600	11/2011	JPM	77	0	77
Sell		27,944	11/2011	MSC	1,449	0	1,449
Sell		6,742	11/2011	UAG	341	0	341
Sell	CAD	927	10/2011	DUB	16	0	16
Buy		85,200	10/2011	RBC	0	(895)	(895)
Sell		50,500	10/2011	RBC	673	0	673
Sell		36,240	10/2011	UAG	567	0	567
Buy		435	11/2011	CBK	0	(24)	(24)
Sell		4,665	11/2011	CBK	30	0	30
Sell		3,068	11/2011	DUB	164	0	164
Buy		25,611	11/2011	GST	0	(341)	(341)
Sell		14,346	11/2011	MSC	810	0	810
Sell		112,127	11/2011	RBC	1,969	0	1,969
Buy	CNY	180	11/2011	BRC	0	0	0

See Accompanying Notes	Semiannual Report	September 30, 2011	69

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	1,080	11/2011	CBK	$3	$0	$3
Buy		667	11/2011	JPM	1	0	1
Buy		8,354	02/2012	HUS	5	0	5
Buy		6,390	06/2012	BRC	0	(4)	(4)
Buy		7,685	06/2012	CBK	0	(2)	(2)
Buy		15,950	06/2012	DUB	0	(40)	(40)
Buy		47,274	06/2012	HUS	0	(30)	(30)
Sell		150,466	06/2012	HUS	243	0	243
Buy		42,902	06/2012	JPM	1	(13)	(12)
Buy		7,017	06/2012	MSC	0	(6)	(6)
Buy		110,789	06/2012	RYL	0	(29)	(29)
Buy		58,711	02/2013	CBK	0	(167)	(167)
Buy		80,000	02/2013	JPM	0	(165)	(165)
Buy		90,078	02/2013	RYL	0	(171)	(171)
Sell	EUR	11,373	10/2011	BPS	842	0	842
Buy		10,533	10/2011	BRC	0	(926)	(926)
Sell		152,349	10/2011	BRC	9,937	0	9,937
Buy		2,922	10/2011	CBK	0	(169)	(169)
Sell		3,926	10/2011	DUB	276	0	276
Buy		5,997	10/2011	FBL	0	(432)	(432)
Sell		4,589	10/2011	FBL	260	0	260
Sell		3,600	10/2011	JPM	299	0	299
Sell		14,901	10/2011	MSC	803	0	803
Buy		17,431	10/2011	RBC	0	(1,652)	(1,652)
Buy		3,532	10/2011	RYL	0	(290)	(290)
Buy	GBP	4,043	12/2011	BRC	0	(21)	(21)
Sell		33,769	12/2011	JPM	1,208	0	1,208
Sell		28,949	12/2011	UAG	1,078	0	1,078
Sell	IDR	46,410,000	10/2011	BRC	174	0	174
Sell		26,746,120	10/2011	CBK	4	0	4
Buy		24,784,000	10/2011	DUB	12	0	12
Sell		37,505,000	10/2011	HUS	38	0	38
Buy		52,323,250	10/2011	RYL	14	(15)	(1)
Sell		52,539,500	10/2011	UAG	210	0	210
Buy		18,000,000	01/2012	CBK	0	(97)	(97)
Buy		33,630,840	01/2012	JPM	0	(238)	(238)
Buy		104,704,805	07/2012	HUS	0	(790)	(790)
Buy	INR	195,953	11/2011	BRC	0	(322)	(322)
Sell		163,308	11/2011	BRC	117	0	117
Sell		189,774	11/2011	CBK	85	0	85
Buy		795,830	07/2012	UAG	0	(1,534)	(1,534)
Buy	KRW	10,048,109	11/2011	CBK	0	(768)	(768)
Sell		6,546,050	11/2011	CBK	418	0	418
Sell		12,156,975	11/2011	FBL	219	0	219
Buy		14,000,000	11/2011	JPM	0	(1,074)	(1,074)
Sell		7,213,700	11/2011	JPM	459	0	459
Sell		10,110,695	11/2011	MSC	633	0	633
Buy		34,553,224	02/2012	UAG	0	(3,520)	(3,520)
Sell	MXN	227,261	11/2011	BRC	1,085	0	1,085
Buy		593,882	11/2011	CBK	0	(7,420)	(7,420)
Buy		11,541	11/2011	DUB	0	(153)	(153)
Buy		27,455	11/2011	HUS	0	(329)	(329)
Sell		255,513	11/2011	HUS	1,356	0	1,356
Buy		70,441	11/2011	MSC	0	(843)	(843)
Sell		22,008	11/2011	MSC	20	0	20
Buy		27,453	11/2011	UAG	0	(329)	(329)
Sell		263,141	11/2011	UAG	909	0	909
Sell	MYR	6,346	11/2011	BRC	30	0	30
Sell		1,265	11/2011	HUS	7	0	7
Buy		16,626	04/2012	UAG	0	(347)	(347)
Buy	PHP	63,484	11/2011	BRC	13	0	13
Buy		174,037	11/2011	CBK	19	(17)	2
Sell		539,028	11/2011	CBK	138	0	138
Buy		22,025	11/2011	DUB	1	0	1
Buy		26,352	11/2011	GST	0	(1)	(1)
Buy		70,422	11/2011	JPM	8	(6)	2
Sell		236,038	11/2011	JPM	32	(2)	30

70	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	176,600	03/2012	CBK	$0	$(68)	$(68)
Buy		33,000	03/2012	HUS	0	(10)	(10)
Buy		616,938	03/2012	JPM	0	(214)	(214)
Buy		36,441	03/2012	MSC	0	(11)	(11)
Sell	SGD	906	12/2011	BRC	7	0	7
Sell		18,489	12/2011	CBK	662	0	662
Sell		5,728	12/2011	FBL	220	0	220
Sell		7,964	12/2011	GST	310	0	310
Buy		27,988	12/2011	JPM	0	(1,833)	(1,833)
Buy		7,400	12/2011	RYL	0	(464)	(464)
Buy		5,400	12/2011	UAG	0	(331)	(331)
Sell		1,036	12/2011	UAG	7	0	7
Sell	TRY	2,426	10/2011	CBK	0	(1)	(1)
Sell		2,163	10/2011	DUB	40	0	40
Buy		26,836	10/2011	HUS	0	(1,578)	(1,578)
Sell		8,432	10/2011	JPM	180	0	180
Sell		1,304	10/2011	MSC	1	0	1
Sell		4,135	10/2011	UAG	83	0	83
Buy	TWD	35,226	01/2012	BRC	0	(78)	(78)
Buy	ZAR	116,774	10/2011	HUS	0	(2,185)	(2,185)
Sell		30,431	10/2011	HUS	345	0	345
Sell		54,885	10/2011	JPM	427	0	427
Buy		12,161	01/2012	JPM	0	(185)	(185)

					$32,317	$(44,096)	$(11,779)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$12,830	$0	$12,830
Corporate Bonds & Notes
Banking & Finance	0	648,428	4,729	653,157
Industrials	0	216,288	0	216,288
Utilities	0	66,574	0	66,574
Convertible Bonds & Notes
Banking & Finance	0	2,017	0	2,017
Industrials	0	23,115	0	23,115
Municipal Bonds & Notes
Alaska	0	1,656	0	1,656
California	0	39,730	0	39,730
Georgia	0	10,572	0	10,572
Illinois	0	35,505	0	35,505
New Jersey	0	4,918	0	4,918
New York	0	4,941	0	4,941
Ohio	0	10,460	0	10,460
Texas	0	10,943	0	10,943
U.S. Government Agencies	0	2,185,029	5,077	2,190,106
U.S. Treasury Obligations	0	634,219	0	634,219
Mortgage-Backed Securities	0	222,135	1,485	223,620
Asset-Backed Securities	0	282,701	16,107	298,808
Sovereign Issues	0	260,771	0	260,771
Convertible Preferred Securities
Banking & Finance	28,502	0	0	28,502
Preferred Securities
Banking & Finance	0	8,563	0	8,563
Short-Term Instruments
Certificates of Deposit	0	47,579	0	47,579
Commercial Paper	0	30,869	0	30,869

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Repurchase Agreements	$0	$9,124	$0	$9,124
Short-Term Notes	0	21,795	0	21,795
Mexico Treasury Bills	0	5,059	0	5,059
U.S. Treasury Bills	0	57,329	0	57,329
PIMCO Short-Term Floating NAV Portfolio	45,403	0	0	45,403
Purchased Options
Equity Contracts	0	58	0	58
Interest Rate Contracts	0	7,435	0	7,435
	$73,905	$4,860,643	$27,398	$4,961,946

Short Sales, at value	$0	$(558,682)	$0	$(558,682)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	377	0	377
Equity Contracts	13,103	169,118	0	182,221
Foreign Exchange Contracts	0	32,317	0	32,317
Interest Rate Contracts	0	32,476	0	32,476
	$13,103	$234,288	$0	$247,391

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(30,418)	0	(30,418)
Equity Contracts	(208)	(198,617)	0	(198,825)
Foreign Exchange Contracts	0	(44,096)	0	(44,096)
Interest Rate Contracts	0	(13,809)	(2,696)	(16,505)
	$(208)	$(286,940)	$(2,696)	$(289,844)

Totals	$86,800	$4,249,309	$24,702	$4,360,811

See Accompanying Notes	Semiannual Report	September 30, 2011	71

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$4,744	$0	$0	$(13)	$0	$(2)	$0	$0	$4,729	$(2)
Industrials	7,085	0	(7,333)	46	6	196	0	0	0	0
U.S. Government Agencies	0	4,997	0	0	0	80	0	0	5,077	80
Mortgage-Backed Securities	0	0	0	0	0	0	1,485	0	1,485	0
Asset-Backed Securities	101,257	1,218	(13,852)	283	162	(1,165)	0	(71,796)	16,107	(163)
Sovereign Issues	7,467	0	0	0	(128)	0	0	(7,339)	0	0

	$120,553	$6,215	$(21,185)	$316	$40	$(891)	$1,485	$(79,135)	$27,398	$(85)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(4,655)	$0	$0	$0	$0	$1,959	$0	$0	$(2,696)	$1,959

Totals	$115,898	$6,215	$(21,185)	$316	$40	$1,068	$1,485	$(79,135)	$24,702	$1,874

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$58	$0	$7,435	$7,493
Variation margin receivable on financial derivative instruments (2)	0	0	13,938	0	0	13,938
Unrealized appreciation on foreign currency contracts	0	0	0	32,317	0	32,317
Unrealized appreciation on OTC swap agreements	0	377	169,118	0	32,476	201,971

	$0	$377	$183,114	$32,317	$39,911	$255,719

Liabilities:
Written options outstanding	$0	$39	$0	$0	$5,213	$5,252
Unrealized depreciation on foreign currency contracts	0	0	0	44,096	0	44,096
Unrealized depreciation on OTC swap agreements	0	30,379	198,617	0	11,292	240,288

	$0	$30,418	$198,617	$44,096	$16,505	$289,636

72	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(190)	$0	$(4)	$(194)
Net realized gain (loss) on futures contracts, written options and swaps	0	(1,797)	(58,783)	14	(201,046)	(261,612)
Net realized gain on foreign currency transactions	0	0	0	21,273	0	21,273

	$0	$(1,797)	$(58,973)	$21,287	$(201,050)	$(240,533)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(5)	$0	$3,138	$3,133
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(35,465)	(11,612)	(12)	40,028	(7,061)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(16,673)	0	(16,673)

	$0	$(35,465)	$(11,617)	$(16,685)	$43,166	$(20,601)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $12,895 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$7,447	$1,259	$8,706
BPS	1,849	(1,670)	179
BRC	(10,325)	2,841	(7,484)
CBK	(44,294)	34,543	(9,751)
DUB	(2,163)	2,939	776
FBF	(1,692)	1,914	222
FBL	267	0	267
FCT	(13,881)	9,890	(3,991)
GLM	23,470	(37,730)	(14,260)
GST	(1,616)	1,230	(386)
HUS	(15,260)	12,045	(3,215)
JPM	(4,720)	4,208	(512)
MSC	2,856	(2,385)	471
MYC	6,540	(9,395)	(2,855)
RBC	3,153	(2,200)	953
RYL	(2,432)	3,958	1,526
SOG	0	(250)	(250)
UAG	(3,556)	4,230	674

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	73

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
AGFS Funding Co.
5.500% due 05/10/2017		$2,100	$1,845

Total Bank Loan Obligations (Cost $2,090)			1,845

CORPORATE BONDS & NOTES 13.1%

BANKING & FINANCE 9.8%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		200	191
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		700	742
Ally Financial, Inc.
3.478% due 02/11/2014		2,100	1,931
3.751% due 06/20/2014		200	183
4.500% due 02/11/2014		300	275
6.875% due 08/28/2012		600	613
7.500% due 09/15/2020		200	182
American Express Credit Corp.
5.875% due 05/02/2013		700	743
7.300% due 08/20/2013		1,300	1,424
American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		300	302
American International Group, Inc.
5.050% due 10/01/2015		100	98
5.850% due 01/16/2018		4,000	3,977
6.400% due 12/15/2020		1,900	1,942
ASB Finance Ltd.
1.585% due 02/13/2012	EUR	300	402
ASIF Global Financing XIX
4.900% due 01/17/2013		$1,900	1,925
ASIF I
3.000% due 02/17/2017	EUR	3,500	3,985
Banco Santander Brasil S.A.
2.450% due 03/18/2014		$400	387
4.250% due 01/14/2016		300	284
Banco Santander Chile
1.850% due 01/19/2016		1,000	905
Bank of America Corp.
0.616% due 08/15/2016		400	305
1.673% due 01/30/2014		300	272
6.500% due 08/01/2016		1,800	1,790
8.000% due 12/29/2049		200	170
Bank of Montreal
2.850% due 06/09/2015		100	106
Bank of Nova Scotia
1.650% due 10/29/2015		200	202
Banque PSA Finance S.A.
2.146% due 04/04/2014		200	189
Barclays Bank PLC
0.531% due 03/23/2017		200	180
6.050% due 12/04/2017		1,000	920
14.000% due 11/29/2049	GBP	1,000	1,646
BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	188
6.500% due 03/10/2021		200	186
Bear Stearns Cos. LLC
7.250% due 02/01/2018		500	591
BNP Paribas S.A.
5.000% due 01/15/2021		500	491
BPCE S.A.
2.019% due 02/07/2014		1,000	947
2.375% due 10/04/2013		100	97
BRFkredit A/S
0.499% due 04/15/2013		800	801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Capital One Capital V
10.250% due 08/15/2039		$700	$715
CIT Group, Inc.
5.250% due 04/01/2014		100	97
7.000% due 05/01/2014		41	42
7.000% due 05/01/2015		559	556
7.000% due 05/01/2016		265	257
7.000% due 05/01/2017		371	360
Citigroup, Inc.
0.607% due 06/09/2016		400	333
1.136% due 02/15/2013		100	99
1.696% due 01/13/2014		600	584
2.286% due 08/13/2013		1,100	1,089
4.750% due 05/19/2015		1,200	1,231
4.750% due 02/10/2019	EUR	1,000	1,082
Commonwealth Bank of Australia
0.666% due 07/12/2013		$2,800	2,800
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		100	98
Credit Agricole S.A.
1.702% due 01/21/2014		300	282
7.589% due 01/29/2049	GBP	100	94
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		$300	296
Deutsche Bank AG
2.237% due 09/22/2015	EUR	2,700	3,221
Dexia Credit Local
2.000% due 03/05/2013		$2,200	2,180
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		200	201
7.250% due 10/25/2011		1,000	1,001
7.500% due 08/01/2012		100	102
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	135
General Electric Capital Corp.
5.500% due 09/15/2067		3,400	3,690
Goldman Sachs Group, Inc.
0.653% due 07/22/2015		$100	89
0.805% due 03/22/2016		200	172
HBOS PLC
0.531% due 09/06/2017		2,500	1,814
HSBC Holdings PLC
6.500% due 05/02/2036		1,900	1,917
ING Bank NV
1.737% due 06/09/2014		600	590
2.500% due 01/14/2016		100	100
2.625% due 02/09/2012		900	907
International Lease Finance Corp.
6.750% due 09/01/2016		200	202
Intesa Sanpaolo SpA
2.708% due 02/24/2014		800	721
JPMorgan Chase & Co.
1.786% due 09/26/2013	EUR	1,500	1,969
6.000% due 01/15/2018		$900	1,005
7.900% due 04/29/2049		600	620
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,700	1,791
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	1,300	1,764
LBG Capital No.1 PLC
8.000% due 12/29/2049		$300	202
8.500% due 12/29/2049		100	68
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	400	539
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		$400	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds TSB Bank PLC
2.603% due 01/24/2014		$1,500	$1,461
4.875% due 01/21/2016		200	197
Macquarie Bank Ltd.
2.600% due 01/20/2012		1,000	1,006
Merrill Lynch & Co., Inc.
2.077% due 09/14/2018	EUR	800	667
6.875% due 04/25/2018		$2,200	2,206
MetLife Institutional Funding II
1.146% due 04/04/2014		700	700
Morgan Stanley
0.729% due 10/15/2015		300	254
2.786% due 05/14/2013		1,300	1,258
5.750% due 02/14/2017	GBP	100	148
7.300% due 05/13/2019		$200	207
National Australia Bank Ltd.
0.966% due 04/11/2014		600	599
5.350% due 06/12/2013		800	846
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,800	2,961
Principal Life Income Funding Trusts
5.550% due 04/27/2015		1,000	1,114
RCI Banque S.A.
2.116% due 04/11/2014		400	379
Resona Bank Ltd.
5.850% due 09/29/2049		200	197
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		600	608
Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	1,100	1,604
Santander UK PLC
1.833% due 10/10/2017	EUR	1,300	1,502
SLM Corp.
0.483% due 10/25/2011		$800	796
1.858% due 06/17/2013	EUR	1,400	1,786
8.000% due 03/25/2020		$1,600	1,584
Societe Generale S.A.
5.922% due 04/29/2049		600	352
Springleaf Finance Corp.
4.875% due 07/15/2012		300	281
6.900% due 12/15/2017		1,300	942
SSIF Nevada LP
0.949% due 04/14/2014		1,000	1,001
State Bank of India
4.500% due 07/27/2015		1,000	1,002
Swedbank AB
3.625% due 12/02/2011	EUR	100	134
Temasek Financial I Ltd.
4.300% due 10/25/2019		$300	321
Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016		200	182
UBS AG
2.250% due 08/12/2013		3,600	3,537
5.750% due 04/25/2018		600	618
5.875% due 12/20/2017		700	721
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		2,200	2,167
Wells Fargo & Co.
7.980% due 03/29/2049		600	621
Westpac Banking Corp.
0.730% due 07/16/2014		700	708
Weyerhaeuser Co.
7.375% due 03/15/2032		2,200	2,204

			101,556

74	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.3%
Alcoa, Inc.
6.150% due 08/15/2020	$400	$406
Amgen, Inc.
6.900% due 06/01/2038	314	431
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014	1,900	1,916
AstraZeneca PLC
5.900% due 09/15/2017	400	479
Braskem Finance Ltd.
5.750% due 04/15/2021	300	277
C8 Capital SPV Ltd.
6.640% due 12/29/2049	4,200	1,974
Codelco, Inc.
6.150% due 10/24/2036	100	122
Comcast Corp.
5.875% due 02/15/2018	300	348
6.450% due 03/15/2037	300	347
Continental Airlines, Inc.
6.750% due 09/15/2015	1,600	1,544
Daimler Finance North America LLC
1.543% due 09/13/2013	500	500
DISH DBS Corp.
6.625% due 10/01/2014	700	711
Dow Chemical Co.
4.850% due 08/15/2012	1,300	1,339
6.000% due 10/01/2012	200	209
EOG Resources, Inc.
1.007% due 02/03/2014	300	303
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	800	760
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	200	202
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	318	335
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	700	741
International Business Machines Corp.
5.700% due 09/14/2017	742	885
Kraft Foods, Inc.
6.125% due 02/01/2018	800	941
Novatek Finance Ltd.
5.326% due 02/03/2016	200	198
Peabody Energy Corp.
7.875% due 11/01/2026	300	328
Pemex Project Funding Master Trust
0.929% due 12/03/2012	200	200
Petrobras International Finance Co.
3.875% due 01/27/2016	900	902
7.875% due 03/15/2019	2,000	2,340
Rohm and Haas Co.
6.000% due 09/15/2017	500	566
Time Warner, Inc.
5.875% due 11/15/2016	2,100	2,378
Total Capital S.A.
4.450% due 06/24/2020	100	112
TransCanada Pipelines Ltd.
7.625% due 01/15/2039	300	410
Transocean, Inc.
4.950% due 11/15/2015	300	317
UnitedHealth Group, Inc.
4.875% due 02/15/2013	700	735

		23,256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$300	$348
AT&T, Inc.
4.850% due 02/15/2014	1,500	1,614
BellSouth Corp.
4.463% due 04/26/2021	1,500	1,528
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	2,000	2,232
Majapahit Holding BV
7.750% due 01/20/2020	500	558
MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	600	723
NGPL PipeCo LLC
6.514% due 12/15/2012	800	833
NRG Energy, Inc.
8.250% due 09/01/2020	100	95
Qwest Corp.
8.875% due 03/15/2012	1,600	1,658
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	250	276
TNK-BP Finance S.A.
6.125% due 03/20/2012	200	203

		10,068

Total Corporate Bonds & Notes (Cost $139,713)		134,880

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.8%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	1,300	1,594
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	114
Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,163
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	498
San Francisco, California City & County Public Utilities Commission Revenue Notes, (BABs), Series 2010
6.950% due 11/01/2050	2,600	3,451
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	1,000	1,102

		8,922

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,831
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	207

		2,038

LOUISIANA 0.0%
Louisiana State Revenue Bonds, (BABs), Series 2009
2.722% due 05/01/2043	200	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.0%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	$200	$248

NEW JERSEY 0.2%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	1,700	1,706

NEW YORK 0.7%
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.846% due 06/01/2040	2,710	3,309
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	113
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	2,400	2,746
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,213

		7,381

OHIO 0.2%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	3,000	2,108

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	500	615

Total Municipal Bonds & Notes (Cost $20,639)		23,222

U.S. GOVERNMENT AGENCIES 80.6%
Fannie Mae
0.295% due 12/25/2036	390	388
0.585% due 03/25/2037 - 09/25/2042	1,557	1,558
0.615% due 07/25/2037	859	859
0.635% due 09/25/2035	643	644
0.645% due 09/25/2035	1,703	1,706
0.865% due 05/25/2040	717	723
0.955% due 06/25/2037	225	227
0.965% due 06/25/2040	6,299	6,366
0.975% due 03/25/2040	1,424	1,443
0.985% due 11/25/2039 - 01/25/2040	2,501	2,533
1.055% due 12/25/2039	551	559
1.135% due 07/25/2039	486	494
1.452% due 06/01/2043 - 07/01/2044	469	470
2.000% due 09/21/2015	200	207
2.145% due 11/01/2034	18	19
2.164% due 11/01/2035	121	126
2.221% due 05/01/2035	30	31
2.281% due 07/01/2035	353	371
2.296% due 10/01/2034	54	56
2.330% due 01/01/2035 - 08/01/2035	880	925
2.350% due 07/01/2035	343	363
2.388% due 09/01/2035	349	367

See Accompanying Notes	Semiannual Report	September 30, 2011	75

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.393% due 05/25/2035	$76	$79
2.407% due 12/01/2033	285	297
2.415% due 07/01/2034	392	413
2.425% due 03/01/2035	58	61
2.494% due 10/01/2035	131	138
2.500% due 08/01/2035	799	842
2.534% due 05/01/2036	239	245
2.570% due 12/01/2033	100	106
2.585% due 09/01/2036	242	251
2.590% due 06/01/2035	730	770
2.698% due 07/01/2036	255	262
2.725% due 08/01/2036	248	263
2.755% due 09/01/2035	443	457
2.819% due 06/01/2035	979	1,039
4.000% due 09/01/2013 - 10/01/2041	245,644	258,677
4.500% due 02/01/2023 - 11/01/2041	363,211	385,699
5.000% due 03/01/2034 - 10/01/2041	63,471	68,333
5.500% due 10/01/2021 - 10/01/2041	3,812	4,144
6.000% due 02/01/2029 - 04/01/2039	2,670	2,954
6.500% due 09/01/2034 - 01/01/2037	18	21
Freddie Mac
0.379% due 07/15/2019	587	586
0.495% due 08/25/2031	137	133
0.559% due 02/15/2037	114	114
0.629% due 06/15/2018	64	65
0.779% due 07/15/2041	5,005	5,031
0.799% due 06/15/2041	4,985	5,017
0.839% due 07/15/2037	664	669
0.899% due 08/15/2037	660	665
0.929% due 08/15/2037	827	835
1.084% due 01/15/2038	511	518
1.452% due 02/25/2045	63	60
2.408% due 08/01/2035	687	718
2.468% due 06/01/2035	681	716
2.552% due 09/01/2035	215	226
2.634% due 10/01/2035	557	588
2.788% due 11/01/2034	425	451
4.500% due 10/01/2041	33,000	34,928
4.875% due 06/13/2018	100	119
5.500% due 06/01/2027 - 12/01/2039	16,343	17,742
6.000% due 02/01/2034 - 10/01/2041	7,292	7,999
Ginnie Mae
6.000% due 05/15/2037 - 07/15/2037	798	904
NCUA Guaranteed Notes
0.674% due 10/07/2020	515	516
Small Business Administration
5.290% due 12/01/2027	462	512
5.490% due 03/01/2028	3,581	3,985
5.600% due 09/01/2028	3,421	3,856

Total U.S. Government Agencies (Cost $825,953)		832,439

U.S. TREASURY OBLIGATIONS 26.5%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(f)	10,125	10,580
1.750% due 01/15/2028 (e)	5,824	6,758
2.000% due 01/15/2026	5,009	5,962

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040		$6,899	$8,800
2.125% due 02/15/2041		3,302	4,234
2.375% due 01/15/2027		4,034	5,052
2.500% due 01/15/2029 (e)		11,365	14,606
3.875% due 04/15/2029 (e)(f)		4,261	6,420
U.S. Treasury Notes
0.125% due 09/30/2013 (g)		62,800	62,658
1.375% due 09/30/2018		4,300	4,285
1.500% due 08/31/2018 (e)(g)		42,000	42,262
2.250% due 07/31/2018 (e)(f)		7,200	7,608
2.625% due 08/15/2020		16,300	17,484
2.625% due 11/15/2020		13,900	14,888
3.375% due 11/15/2019		1,200	1,363
3.500% due 05/15/2020 (f)		5,500	6,307
3.625% due 02/15/2020		4,300	4,971
3.625% due 02/15/2021 (e)(g)		43,200	49,984

Total U.S. Treasury Obligations (Cost $271,267)			274,222

MORTGAGE-BACKED SECURITIES 3.6%
American Home Mortgage Investment Trust
2.218% due 02/25/2045		156	125
Arran Residential Mortgages Funding PLC
2.735% due 11/19/2047	EUR	1,118	1,496
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		$193	173
Banc of America Re-REMIC Trust
1.274% due 01/17/2049		1,996	1,984
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.921% due 05/10/2045		900	990
Bear Stearns Adjustable Rate Mortgage Trust
2.957% due 01/25/2034		1,149	1,069
Bear Stearns Alt-A Trust
0.395% due 02/25/2034		580	426
2.772% due 09/25/2035		150	102
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		100	104
5.471% due 01/12/2045		300	331
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036		543	326
Citigroup Mortgage Loan Trust, Inc.
2.500% due 12/25/2035		176	152
2.660% due 12/25/2035		346	299
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		900	949
Countrywide Alternative Loan Trust
0.415% due 05/25/2047		570	312
0.515% due 02/25/2037		2,747	1,333
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		136	101
Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022		1,264	1,213
5.824% due 03/15/2039		100	105
European Loan Conduit
1.685% due 05/15/2019	EUR	60	68
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		$514	410
Granite Master Issuer PLC
0.330% due 12/20/2054		270	256

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.838% due 12/20/2054	GBP	360	$525
1.546% due 12/20/2054	EUR	270	343
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		$97	90
0.315% due 01/25/2047 (a)		103	97
Greenpoint Mortgage Pass-Through Certificates
2.810% due 10/25/2033		377	305
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	106
5.444% due 03/10/2039		500	521
GS Mortgage Securities Corp.
1.317% due 03/06/2020		300	298
GSR Mortgage Loan Trust
2.738% due 09/25/2035		1,043	964
5.151% due 11/25/2035		717	655
Indymac Index Mortgage Loan Trust
2.441% due 01/25/2036		467	263
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/16/2046		600	620
5.420% due 01/15/2049		2,900	3,021
5.882% due 02/15/2051		300	320
JPMorgan Mortgage Trust
5.750% due 01/25/2036		78	74
Mellon Residential Funding Corp.
0.669% due 12/15/2030		1,209	1,108
Merrill Lynch Floating Trust
0.764% due 07/09/2021		1,500	1,445
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		451	302
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	619
Morgan Stanley Capital
0.290% due 10/15/2020		113	113
5.364% due 03/15/2044		2,500	2,667
5.610% due 04/15/2049		407	421
5.809% due 12/12/2049		100	108
Structured Adjustable Rate Mortgage Loan Trust
1.652% due 01/25/2035		408	247
2.502% due 08/25/2034		780	690
2.535% due 09/25/2035		576	447
2.540% due 01/25/2035		837	649
2.540% due 08/25/2035		355	261
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		204	136
0.515% due 02/25/2036		254	133
Structured Asset Securities Corp.
2.655% due 10/25/2035		593	470
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046		422	420
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021		2,295	2,215
WaMu Mortgage Pass-Through Certificates
0.525% due 10/25/2045		102	79
0.555% due 01/25/2045		622	488
1.242% due 02/25/2046		1,277	893
1.442% due 11/25/2042		101	83
1.448% due 05/25/2041		44	38
2.600% due 02/27/2034		346	326
2.838% due 10/25/2046		334	231
2.838% due 12/25/2046		1,317	944
Wells Fargo Mortgage-Backed Securities Trust
2.731% due 03/25/2036		738	608

Total Mortgage-Backed Securities (Cost $38,850)			36,667

76	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 2.2%
Aames Mortgage Investment Trust
1.810% due 01/25/2035		$387	$383
ACE Securities Corp.
0.285% due 12/25/2036		31	30
Asset-Backed Securities Corp. Home Equity
0.510% due 09/25/2034		151	132
Bear Stearns Asset-Backed Securities Trust
0.285% due 11/25/2036		102	98
Centurion CDO Ltd.
0.626% due 01/30/2016		1,390	1,322
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	400	536
Citibank Omni Master Trust
2.329% due 05/16/2016		$3,300	3,329
2.979% due 08/15/2018		1,400	1,466
Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036		57	39
Duane Street CLO
0.519% due 11/08/2017		4,270	4,025
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036		4	4
Fremont Home Loan Trust
0.295% due 01/25/2037		49	46
Hillmark Funding
0.548% due 05/21/2021		1,100	1,020
Illinois Student Assistance Commission
0.733% due 04/25/2017		254	253
JPMorgan Mortgage Acquisition Corp.
0.285% due 10/25/2036		237	233
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		17	13
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		89	89
SLC Student Loan Trust
4.750% due 06/15/2033		244	245
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	2,937	3,771
3.479% due 05/16/2044		$458	477
3.500% due 08/17/2043		1,285	1,277
4.500% due 11/16/2043		93	89
6.229% due 07/15/2042		1,967	1,844
Venture CDO Ltd.
0.473% due 07/22/2021		1,800	1,629

Total Asset-Backed Securities (Cost $22,919)			22,350

SOVEREIGN ISSUES 5.1%
Brazil Government International Bond
10.250% due 01/10/2028	BRL	600	337
Canada Government Bond
2.000% due 06/01/2016	CAD	200	197
2.750% due 09/01/2016		800	813
3.000% due 12/01/2015		700	715
3.250% due 06/01/2021		1,000	1,046
Canada Housing Trust No. 1
2.750% due 09/15/2014		500	498
2.750% due 12/15/2015		100	100
3.350% due 12/15/2020		200	203
3.800% due 06/15/2021		300	314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of China
4.875% due 07/21/2015		$100	$107
Export-Import Bank of Korea
4.000% due 01/29/2021		600	558
5.125% due 06/29/2020		100	102
Indonesia Government International Bond
7.500% due 01/15/2016		500	569
Korea Development Bank
0.578% due 11/22/2012		100	99
4.375% due 08/10/2015		700	717
Mexico Government International Bond
5.750% due 10/12/2110		2,300	2,277
6.000% due 06/18/2015	MXN	2,400	179
Province of Ontario Canada
1.375% due 01/27/2014		$500	506
4.000% due 06/02/2021	CAD	600	615
4.200% due 03/08/2018		100	106
4.200% due 06/02/2020		100	104
4.300% due 03/08/2017		500	531
4.400% due 06/02/2019		400	426
4.600% due 06/02/2039		100	109
5.500% due 06/02/2018		100	113
Province of Quebec Canada
2.750% due 08/25/2021		$33,100	32,918
4.500% due 12/01/2018	CAD	400	428
Russia Government International Bond
3.625% due 04/29/2015		$100	98
7.500% due 03/31/2030		1,384	1,559
Societe Financement de l’Economie Francaise
0.450% due 07/16/2012		3,100	3,109
2.375% due 03/26/2012		600	604
Turkey Government International Bond
7.000% due 09/26/2016		1,200	1,332
7.500% due 07/14/2017		700	799

Total Sovereign Issues (Cost $52,532)			52,188

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		80,000	30

Total Convertible Preferred Securities (Cost $0)			30

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.837% due 12/31/2049		243	1,831

Total Preferred Securities (Cost $2,585)			1,831

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.2%

CERTIFICATES OF DEPOSIT 0.5%
Banco do Brasil S.A.
0.000% due 02/15/2012		$1,900	1,888
Itau Unibanco Holding S.A.
0.000% due 02/06/2012		3,800	3,782

			5,670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.4%
Kells Funding LLC
0.290% due 01/10/2012		$1,600	$1,599
0.290% due 01/11/2012		3,000	2,997

			4,596

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.090% due 10/03/2011		2,400	2,400
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 11/15/2020 valued at $2,473. Repurchase proceeds are $2,400.)
0.090% due 10/03/2011		1,000	1,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $1,022. Repurchase proceeds are $1,000.)

			3,400

SHORT-TERM NOTES 0.2%
Banco Santander Brazil S.A.
2.368% due 12/28/2011		1,400	1,396
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	300	229

			1,625

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	7,300	524

U.S. TREASURY BILLS 0.3%
0.013% due 10/20/2011 - 03/22/2012 (b)(e)		$3,231	3,231

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.4%
		6,589,588	65,982

Total Short-Term Instruments (Cost $85,171)			85,028

PURCHASED OPTIONS (i) 0.0%
(Cost $22)			39

Total Investments 141.9% (Cost $1,461,741)			$1,464,741

Written Options (j) (0.1%) (Premiums $1,497)			(687)

Other Assets and Liabilities (Net) (41.8%)			(431,863)

Net Assets 100.0%			$1,032,191

See Accompanying Notes	Semiannual Report	September 30, 2011	77

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $63,276 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $3,089 and cash of $109 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	29	$(1)
90-Day Eurodollar December Futures	Long	12/2012	563	(89)
90-Day Eurodollar December Futures	Long	12/2013	106	267
90-Day Eurodollar June Futures	Long	06/2012	599	481
90-Day Eurodollar June Futures	Long	06/2013	693	202
90-Day Eurodollar June Futures	Long	06/2014	84	256
90-Day Eurodollar March Futures	Long	03/2012	297	200
90-Day Eurodollar March Futures	Long	03/2013	327	265
90-Day Eurodollar March Futures	Long	03/2014	108	303
90-Day Eurodollar September Futures	Long	09/2012	258	148
90-Day Eurodollar September Futures	Long	09/2013	176	326
E-mini S&P 500 Index December Futures	Long	12/2011	80	(162)
U.S. Treasury 10-Year Note December Futures	Long	12/2011	202	163

				$2,359

(g)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $1,355 and cash of $20 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	$	8,600	$(2,992)	$(245)

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	6.156%	$	2,400	$(15)	$0	$(15)
American International Group, Inc.	BOA	1.000%	03/20/2016	4.576%		300	(40)	(11)	(29)
American International Group, Inc.	CBK	1.000%	03/20/2016	4.576%		400	(53)	(14)	(39)
Australia Government Bond	RYL	1.000%	09/20/2016	0.973%		5,000	8	105	(97)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	2.452%		1,400	(91)	(10)	(81)
Brazil Government International Bond	BOA	1.950%	04/20/2016	1.901%		300	3	0	3
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.880%		400	(15)	(3)	(12)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		1,000	(41)	(1)	(40)
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.931%		1,700	(70)	(2)	(68)
Brazil Government International Bond	HUS	1.000%	03/20/2015	1.693%		13,300	(305)	(243)	(62)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.743%		300	(8)	(8)	0
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		600	(18)	(6)	(12)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.880%		600	(22)	(2)	(20)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.931%		5,800	(239)	(155)	(84)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.743%		1,000	(26)	(11)	(15)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		100	(3)	(1)	(2)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%		300	(11)	4	(15)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		700	(26)	8	(34)
China Government International Bond	MYC	1.000%	06/20/2016	1.918%		3,400	(137)	(105)	(32)
China Government International Bond	MYC	1.000%	09/20/2016	1.954%		3,900	(171)	(134)	(37)
Egypt Government International Bond	DUB	1.000%	03/20/2016	4.574%		700	(98)	(74)	(24)
France Government Bond	CBK	0.250%	12/20/2015	1.713%		6,400	(374)	(354)	(20)
France Government Bond	GST	0.250%	03/20/2016	1.729%		8,700	(542)	(538)	(4)

78	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	HUS	0.250%	09/20/2016	1.825%	$	300	$(21)	$(11)	$(10)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		700	(41)	(14)	(27)
France Government Bond	UAG	0.250%	09/20/2016	1.825%		200	(14)	(7)	(7)
General Electric Capital Corp.	BOA	1.000%	09/20/2016	3.064%		2,400	(216)	(56)	(160)
General Electric Capital Corp.	BPS	4.700%	12/20/2013	2.882%		700	28	0	28
General Electric Capital Corp.	BRC	0.640%	12/20/2012	2.549%		1,500	(34)	0	(34)
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%		700	23	0	23
General Electric Capital Corp.	CBK	5.000%	09/20/2014	2.908%		600	36	21	15
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.882%		800	33	0	33
Goldman Sachs Group, Inc.	BOA	1.000%	09/20/2016	3.283%		3,400	(334)	(75)	(259)
Indonesia Government International Bond	BPS	1.000%	06/20/2021	3.372%		600	(105)	(42)	(63)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		500	(41)	(8)	(33)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		200	(35)	(14)	(21)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	2.914%		200	(16)	(3)	(13)
Indonesia Government International Bond	MYC	1.000%	06/20/2016	2.914%		7,000	(572)	(492)	(80)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		200	(35)	(14)	(21)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		300	(5)	4	(9)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		5,700	(70)	(53)	(17)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		700	(11)	6	(17)
Japan Government International Bond	MYC	1.000%	09/20/2016	1.428%		1,000	(20)	(10)	(10)
Japan Government International Bond	UAG	1.000%	09/20/2016	1.428%		600	(12)	(6)	(6)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%		400	(36)	(12)	(24)
MetLife, Inc.	DUB	1.000%	03/20/2018	3.516%		1,200	(161)	(68)	(93)
MetLife, Inc.	GST	1.000%	03/20/2015	3.068%		2,000	(132)	(121)	(11)
Mexico Government International Bond	BOA	1.000%	03/20/2021	2.300%		300	(31)	(13)	(18)
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.686%		600	(13)	(13)	0
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.820%		200	1	1	0
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.686%		400	(9)	(9)	0
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%		800	(30)	(6)	(24)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.928%		1,900	(78)	5	(83)
Mexico Government International Bond	GST	1.000%	12/20/2012	0.790%		900	3	3	0
Mexico Government International Bond	GST	1.000%	03/20/2016	1.880%		7,100	(263)	(219)	(44)
Mexico Government International Bond	HUS	1.000%	03/20/2021	2.300%		1,000	(102)	(46)	(56)
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.800%		1,200	3	3	0
Mexico Government International Bond	MYC	1.000%	03/20/2016	1.880%		1,400	(52)	(9)	(43)
Prudential Financial, Inc.	GST	1.000%	09/20/2016	3.016%		1,400	(124)	(27)	(97)
Republic of Germany Government Bond	UAG	0.250%	06/20/2016	1.074%		2,800	(105)	(95)	(10)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		1,100	(152)	(41)	(111)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		9,100	(1,259)	(1,118)	(141)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.613%		9,200	(1,253)	(1,260)	7
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		5,600	(811)	(670)	(141)
Russia Government International Bond	HUS	1.000%	12/20/2012	2.000%		2,300	(23)	(24)	1
South Korea Government Bond	MYC	1.000%	09/20/2016	2.148%		1,200	(63)	(49)	(14)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		4,500	(486)	(495)	9
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		100	(11)	(7)	(4)
Spain Government International Bond	CBK	1.000%	03/20/2016	3.790%		900	(97)	(54)	(43)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		500	3	9	(6)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		1,800	10	13	(3)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		200	2	4	(2)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		1,000	8	23	(15)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		400	5	2	3
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		500	2	8	(6)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		500	5	2	3
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		400	2	6	(4)

							$(9,072)	$(6,629)	$(2,443)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	300	$17	$35	$(18)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	51	118	(67)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		10,000	557	725	(168)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		700	39	78	(39)

See Accompanying Notes	Semiannual Report	September 30, 2011	79

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015	$	800	$49	$103	$(54)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		200	13	28	(15)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		400	25	49	(24)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		200	12	26	(14)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		300	18	39	(21)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		100	5	13	(8)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		400	25	51	(26)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	6	14	(8)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,815	8	0	8
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		963	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		2,990	24	0	24
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		675	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		1,543	8	0	8
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	7	0	7
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		42,700	(663)	(282)	(381)

						$206	$997	$(791)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	GLM	$	200,600	$680	$(205)	$885
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		95,800	216	(349)	565
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UAG	BRL	600	(5)	(11)	6
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS		1,400	6	0	6
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		2,900	60	0	60
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		3,200	96	(21)	117
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HUS		200	11	1	10
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		400	0	0	0
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		900	1	0	1
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		300	2	(1)	3
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		300	5	0	5
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,700	28	1	27
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		1,600	26	2	24
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		3,200	50	5	45
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		1,000	17	(1)	18
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		200	2	0	2
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		300	3	0	3
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		400	7	1	6
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	6	1	5
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		500	10	1	9
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		6,800	134	1	133
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		200	5	1	4
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		5,900	113	6	107
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		1,200	24	4	20
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		1,800	41	3	38
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		300	0	(1)	1
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,900	(1)	(6)	5

80	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG	BRL	800	$1	$(1)	$2
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	0	0	0
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		100	0	0	0
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		900	8	1	7
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		400	4	0	4
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		300	4	0	4
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		200	4	1	3
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	4	0	4
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		500	11	0	11
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		300	7	1	6
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		400	11	2	9
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	3	1	2
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		800	23	6	17
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	600	50	29	21
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		3,100	256	197	59
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		1,100	91	61	30
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		8,200	676	449	227
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BRC		1,900	(646)	38	(684)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CBK		12,600	(4,289)	73	(4,362)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		8,100	(2,757)	4	(2,761)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	FBF		400	(137)	8	(145)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RYL		3,100	(1,055)	77	(1,132)
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	5,600	(1)	(3)	2
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		7,100	144	(50)	194
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		8,300	457	48	409
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		1,800	(26)	(2)	(24)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		3,600	(51)	(4)	(47)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		2,800	(39)	(3)	(36)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BPS		1,200	53	19	34
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	DUB		1,000	45	16	29
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BRC	GBP	500	18	9	9
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	GLM		4,100	149	29	120
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		9,200	333	89	244
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	UAG		3,400	122	39	83
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CBK	MXN	3,500	17	0	17
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		3,100	15	0	15
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BRC		7,300	34	3	31
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		1,400	(1)	0	(1)

							$(4,911)	$569	$(5,480)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	eRAFI 1000 Index	940,057	1-Month USD-LIBOR plus a specified spread	$	112,232	10/17/2011	BOA	$(6,766)
Receive	eRAFI 1000 Index	1,132,193	1-Month USD-LIBOR plus a specified spread		136,423	02/29/2012	BOA	(9,421)
Receive	eRAFI 1000 Index	1,502,249	1-Month USD-LIBOR plus a specified spread		181,013	04/30/2012	BOA	(12,502)
Receive	eRAFI 1000 Index	876,520	1-Month USD-LIBOR plus a specified spread		104,647	07/16/2012	BOA	(6,310)
Receive	eRAFI 1000 Index	960,803	1-Month USD-LIBOR plus a specified spread		114,709	04/16/2012	CBK	(6,912)
Receive	eRAFI 1000 Index	39,632	1-Month USD-LIBOR plus a specified spread		4,775	08/31/2012	FCT	(329)
Receive	eRAFI 1000 Index	1,492,606	1-Month USD-LIBOR plus a specified spread		179,851	02/29/2012	JPM	(12,418)
Receive	eRAFI 1000 Index	267,519	1-Month USD-LIBOR plus a specified spread		32,235	05/31/2012	JPM	(2,226)
Receive	eRAFI 1000 Index	1,960,166	1-Month USD-LIBOR plus a specified spread		236,190	06/29/2012	JPM	(16,316)

								$(73,200)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Semiannual Report	September 30, 2011	81

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

(i)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	5,700	$22	$39

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	37	$30	$(8)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,800	$8	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		4,300	25	(5)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		11,400	23	(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,200	20	(3)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,000	25	(2)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		10,800	76	(82)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,600	15	(2)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	8	(1)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,600	99	(9)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,800	44	(2)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	24	(1)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,300	26	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		5,800	60	(3)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,400	16	(1)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	31	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,200	41	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	25	(1)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		13,800	193	(185)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(3)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		19,300	268	(258)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		1,600	10	0
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		4,000	55	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		15,000	76	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,300	8	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		2,600	16	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		1,100	15	0

								$1,333	$(571)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	1,500	$2	$(1)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		1,800	1	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		1,200	1	(1)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		800	1	0

							$5	$(3)

82	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	1,900	$10	$(7)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,700	9	(6)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		5,700	63	(58)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		2,700	29	(28)

						$111	$(99)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,300	$11	$(4)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	500	7	(2)

						$18	$(6)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	254	$85,800	$969
Sales	305	153,300	1,103
Closing Buys	(522)	(69,600)	(550)
Expirations	0	0	0
Exercised	0	(4,500)	(25)

Balance at 09/30/2011	37	$165,000	$1,497

(k)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	11,148	11/2011	HUS	$0	$(971)	$(971)
Buy	CAD	3,715	10/2011	DUB	0	(200)	(200)
Sell		71	10/2011	GST	1	0	1
Sell		14	10/2011	MSC	0	0	0
Buy	CNY	732	11/2011	BRC	1	0	1
Buy		4,404	11/2011	CBK	11	0	11
Buy		2,824	11/2011	JPM	2	0	2
Buy		2,288	02/2012	BRC	0	0	0
Buy		6,426	02/2012	HUS	4	0	4
Buy		4,479	06/2012	BRC	0	(1)	(1)
Buy		5,709	06/2012	CBK	0	(10)	(10)
Buy		638	06/2012	DUB	0	(2)	(2)
Buy		7,028	06/2012	HUS	0	(4)	(4)
Buy		47,551	06/2012	JPM	0	(87)	(87)
Buy		2,550	06/2012	MSC	0	(3)	(3)
Buy		10,886	06/2012	RYL	0	(3)	(3)
Sell	EUR	1,795	10/2011	BPS	133	0	133
Sell		1,012	10/2011	BRC	81	0	81
Buy		586	10/2011	CBK	0	(6)	(6)
Sell		399	10/2011	DUB	28	0	28
Buy		500	10/2011	FBL	0	(36)	(36)
Sell		12,270	10/2011	FBL	695	0	695
Sell		109	10/2011	JPM	9	0	9
Sell		12,270	10/2011	MSC	661	0	661
Sell		2,200	10/2011	RBC	38	0	38
Buy		206	10/2011	UAG	0	(22)	(22)
Sell		1,600	11/2011	JPM	33	0	33
Sell	GBP	4,126	12/2011	CBK	178	0	178
Buy	IDR	3,007,910	01/2012	BOA	0	(15)	(15)
Buy		1,540,000	01/2012	DUB	0	(16)	(16)
Buy		1,577,000	01/2012	HUS	0	(14)	(14)
Buy		746,000	01/2012	UAG	0	(7)	(7)
Buy		10,199,666	07/2012	HUS	0	(77)	(77)

See Accompanying Notes	Semiannual Report	September 30, 2011	83

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	INR	73,528	11/2011	UAG	$0	$(149)	$(149)
Buy	JPY	155,681	10/2011	CBK	81	0	81
Sell		154,902	10/2011	CBK	17	0	17
Buy	KRW	4,227,666	11/2011	JPM	0	(427)	(427)
Sell		831,833	11/2011	JPM	3	0	3
Buy	MXN	342	11/2011	DUB	0	(5)	(5)
Buy		4,774	11/2011	HUS	0	(57)	(57)
Buy		60,271	11/2011	MSC	0	(778)	(778)
Buy		2,387	11/2011	UAG	0	(29)	(29)
Buy	MYR	1,685	04/2012	JPM	0	(36)	(36)
Buy	PHP	3,310	11/2011	BRC	1	0	1
Buy		9,865	11/2011	CBK	2	(2)	0
Buy		8,747	11/2011	JPM	1	(2)	(1)
Buy		46,694	03/2012	CBK	0	(13)	(13)
Buy		8,810	03/2012	HUS	0	(3)	(3)
Buy		4,174	03/2012	MSC	0	(1)	(1)
Buy	SGD	127	12/2011	CBK	0	(4)	(4)
Buy		500	12/2011	RYL	0	(31)	(31)
Buy		2,180	12/2011	UAG	0	(142)	(142)
Buy	TRY	2,116	10/2011	HUS	0	(124)	(124)
Buy	TWD	9,974	01/2012	CBK	0	(21)	(21)
Buy	ZAR	7,137	10/2011	HUS	0	(134)	(134)
Buy		760	01/2012	JPM	0	(12)	(12)

					$1,980	$(3,444)	$(1,464)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$1,845	$0	$1,845
Corporate Bonds & Notes
Banking & Finance	0	101,556	0	101,556
Industrials	0	23,256	0	23,256
Utilities	0	10,068	0	10,068
Municipal Bonds & Notes
California	0	8,922	0	8,922
Illinois	0	2,038	0	2,038
Louisiana	0	204	0	204
Nevada	0	248	0	248
New Jersey	0	1,706	0	1,706
New York	0	7,381	0	7,381
Ohio	0	2,108	0	2,108
Texas	0	615	0	615
U.S. Government Agencies	0	831,923	516	832,439
U.S. Treasury Obligations	0	274,222	0	274,222
Mortgage-Backed Securities	0	36,667	0	36,667
Asset-Backed Securities	0	21,028	1,322	22,350
Sovereign Issues	0	52,188	0	52,188
Convertible Preferred Securities
Industrials	0	0	30	30
Preferred Securities
Banking & Finance	0	0	1,831	1,831
Short-Term Instruments
Certificates of Deposit	0	5,670	0	5,670
Commercial Paper	0	4,596	0	4,596

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Repurchase Agreements	$0	$3,400	$0	$3,400
Short-Term Notes	0	1,625	0	1,625
Mexico Treasury Bills	0	524	0	524
U.S. Treasury Bills	0	3,231	0	3,231
PIMCO Short-Term Floating NAV Portfolio	65,982	0	0	65,982
Purchased Options
Interest Rate Contracts	0	39	0	39
	$65,982	$1,395,060	$3,699	$1,464,741

Financial Derivative Instruments (7) - Assets
Credit Contracts	1	176	0	177
Foreign Exchange Contracts	0	1,980	0	1,980
Interest Rate Contracts	2,611	3,712	0	6,323
	$2,612	$5,868	$0	$8,480

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,368)	(46)	(3,414)
Equity Contracts	(162)	(73,200)	0	(73,362)
Foreign Exchange Contracts	0	(3,444)	0	(3,444)
Interest Rate Contracts	(89)	(10,016)	(106)	(10,211)
	$(251)	$(90,028)	$(152)	$(90,431)

Totals	$68,343	$1,310,900	$3,547	$1,382,790

84	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$94	$0	$0	$0	$0	$(25)	$0	$(69)	$0	$0
U.S. Government Agencies	0	537	(21)	0	0	0	0	0	516	0
Mortgage-Backed Securities	2,099	(4)	(100)	0	0	(11)	0	(1,984)	0	0
Asset-Backed Securities	6,507	0	(58)	22	2	(106)	0	(5,045)	1,322	(13)
Convertible Preferred Securities
Industrials	0	0	0	0	0	30	0	0	30	30
Preferred Securities
Banking & Finance	1,846	0	0	0	0	(15)	0	0	1,831	(15)

	$10,546	$533	$(179)	$22	$2	$(127)	$0	$(7,098)	$3,699	$2

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$0	$0	$0	$0	$(46)	$0	$0	$(46)	$(46)
Interest Rate Contracts	(188)	0	0	0	0	82	0	0	(106)	83

	$(188)	$0	$0	$0	$0	$36	$0	$0	$(152)	$37

Totals	$10,358	$533	$(179)	$22	$2	$(91)	$0	$(7,098)	$3,547	$39

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$39	$39
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	17	17
Unrealized appreciation on foreign currency contracts	0	0	0	1,980	0	1,980
Unrealized appreciation on OTC swap agreements	0	177	0	0	3,712	3,889

	$0	$177	$0	$1,980	$3,768	$5,925

Liabilities:
Written options outstanding	$0	$3	$0	$0	$684	$687
Variation margin payable on financial derivative instruments (2)	0	0	121	0	287	408
Unrealized depreciation on foreign currency contracts	0	0	0	3,444	0	3,444
Unrealized depreciation on OTC swap agreements	0	3,411	73,200	0	9,192	85,803

	$0	$3,414	$73,321	$3,444	$10,163	$90,342

See Accompanying Notes	Semiannual Report	September 30, 2011	85

Schedule of Investments PIMCO Fundamental IndexPLUS® TR Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$346	$(22,861)	$0	$(7,194)	$(29,709)
Net realized gain on foreign currency transactions	0	0	0	1,120	0	1,120

	$0	$346	$(22,861)	$1,120	$(7,194)	$(28,589)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$17	$17
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	(3,979)	(80,290)	0	(2,535)	(86,804)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,604)	0	(1,604)

	$0	$(3,979)	$(80,290)	$(1,604)	$(2,518)	$(88,391)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,359 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(245) as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(35,882)	$23,878	$(12,004)
BPS	156	0	156
BRC	(484)	339	(145)
CBK	(11,545)	8,564	(2,981)
DUB	(3,474)	3,079	(395)
FBF	(758)	631	(127)
FBL	659	(580)	79
FCT	(329)	374	45
GLM	1,047	(4,950)	(3,903)
GST	(4,440)	550	(3,890)
HUS	(1,210)	1,041	(169)
JPM	(31,380)	22,331	(9,049)
MSC	(121)	(76)	(197)
MYC	286	(1,580)	(1,294)
RBC	175	0	175
RYL	(1,359)	0	(1,359)
SOG	5	0	5
UAG	(427)	2,350	1,923

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

86	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Fundamental IndexPLUS® TR Strategy Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 7.9%

BANKING & FINANCE 2.5%
Bank of America Corp.
5.650% due 05/01/2018	$200	$187
Bear Stearns Cos. LLC
7.250% due 02/01/2018	200	235
Goldman Sachs Group, Inc.
7.500% due 02/15/2019	200	223
Morgan Stanley
5.500% due 01/26/2020	200	185
SLM Corp.
5.000% due 04/15/2015	200	187
Weyerhaeuser Co.
7.375% due 10/01/2019	200	219

		1,236

INDUSTRIALS 4.9%
Altria Group, Inc.
9.250% due 08/06/2019	100	131
American Tower Corp.
5.050% due 09/01/2020	200	197
Anadarko Petroleum Corp.
8.700% due 03/15/2019	100	125
Anglo American Capital PLC
9.375% due 04/08/2014	400	462

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boston Scientific Corp.
6.000% due 01/15/2020	$200	$224
Dow Chemical Co.
8.550% due 05/15/2019	100	126
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021	200	201
Georgia-Pacific LLC
5.400% due 11/01/2020	200	206
NBCUniversal Media LLC
5.150% due 04/30/2020	200	219
Rogers Communications, Inc.
6.800% due 08/15/2018	200	242
Transocean, Inc.
6.000% due 03/15/2018	300	320

		2,453

UTILITIES 0.5%
Verizon Wireless Capital LLC
8.500% due 11/15/2018	200	267

Total Corporate Bonds & Notes (Cost $3,956)		3,956

U.S. GOVERNMENT AGENCIES 30.7%
Fannie Mae
3.500% due 10/01/2026 - 10/01/2041	3,000	3,108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 10/01/2026 - 10/01/2041	$4,000	$4,203
4.500% due 10/01/2041	4,500	4,776
5.000% due 10/01/2041	2,000	2,152
5.500% due 10/01/2041	1,000	1,085

Total U.S. Government Agencies (Cost $15,324)		15,324

U.S. TREASURY OBLIGATIONS 55.8%
U.S. Treasury Bonds
3.750% due 08/15/2041	2,000	2,331
U.S. Treasury Notes
0.125% due 08/31/2013	2,000	1,995
0.500% due 08/15/2014	7,000	7,021
1.000% due 08/31/2016	5,000	5,016
1.500% due 08/31/2018	6,000	6,034
2.125% due 08/15/2021	5,400	5,500

Total U.S. Treasury Obligations (Cost $27,897)		27,897

Total Investments 94.4% (Cost $47,177)		$47,177

Other Assets and Liabilities (Net) 5.6%		2,823

Net Assets 100.0%		$50,000

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	OTC swap agreements outstanding on September 30, 2011:

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	eRAFI 1000 Index	51,267	1-Month USD-LIBOR plus a specified spread	$	49,975	09/28/2012	JPM	$0

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,236	$0	$1,236
Industrials	0	2,453	0	2,453
Utilities	0	267	0	267
U.S. Government Agencies	0	15,324	0	15,324
U.S. Treasury Obligations	0	27,897	0	27,897
	$0	$47,177	$0	$47,177

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	Semiannual Report	September 30, 2011	87

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%
AGFS Funding Co.
5.500% due 05/10/2017		$2,300	$2,021
HCA, Inc.
2.869% due 05/02/2016		1,975	1,845

Total Bank Loan Obligations (Cost $4,257)			3,866

CORPORATE BONDS & NOTES 23.3%

BANKING & FINANCE 13.3%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		600	572
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	106
Ally Financial, Inc.
0.000% due 12/01/2012		2,100	1,911
3.751% due 06/20/2014		5,100	4,659
4.500% due 02/11/2014		100	92
6.625% due 05/15/2012		700	709
6.750% due 12/01/2014		625	607
7.500% due 12/31/2013		1,400	1,424
7.500% due 09/15/2020		200	182
American Express Co.
7.000% due 03/19/2018		100	119
American Express Credit Corp.
5.875% due 05/02/2013		100	106
American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		100	101
American General Institutional Capital
8.125% due 03/15/2046		200	186
American International Group, Inc.
4.900% due 06/02/2014	CAD	1,500	1,409
5.050% due 10/01/2015		$500	490
5.850% due 01/16/2018		2,200	2,187
6.400% due 12/15/2020		1,900	1,942
ANZ National International Ltd.
6.200% due 07/19/2013		100	107
ASIF I
3.000% due 02/17/2017	EUR	200	228
Banco Santander Brasil S.A.
2.450% due 03/18/2014		$400	387
4.250% due 01/14/2016		300	284
4.500% due 04/06/2015		500	485
Banco Santander Chile
1.850% due 01/19/2016		1,000	905
Bank of America Corp.
5.750% due 12/01/2017		200	188
8.000% due 12/29/2049		1,000	851
Bank of Nova Scotia
1.650% due 10/29/2015		200	202
Banque PSA Finance S.A.
2.146% due 04/04/2014		600	566
Barclays Bank PLC
6.050% due 12/04/2017		100	92
BBVA Bancomer S.A.
4.500% due 03/10/2016		200	188
6.500% due 03/10/2021		200	186
Bear Stearns Cos. LLC
1.913% due 07/27/2012	EUR	100	134
BM&FBovespa S.A.
5.500% due 07/16/2020		$100	99
BNP Paribas S.A.
0.646% due 04/08/2013		100	96
1.146% due 01/10/2014		1,000	933

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BPCE S.A.
2.375% due 10/04/2013		$100	$97
BRFkredit A/S
0.499% due 04/15/2013		900	901
C10 Capital SPV Ltd.
6.722% due 12/29/2049		100	47
Capital One Capital V
10.250% due 08/15/2039		600	613
CIT Group, Inc.
5.250% due 04/01/2014		100	97
7.000% due 05/01/2014		8	9
7.000% due 05/01/2015		116	115
7.000% due 05/01/2016		27	26
7.000% due 05/01/2017		38	36
Citigroup Capital XXI
8.300% due 12/21/2077		900	884
Citigroup, Inc.
1.136% due 02/15/2013		200	197
1.696% due 01/13/2014		500	487
2.286% due 08/13/2013		100	99
5.625% due 08/27/2012		100	102
6.000% due 08/15/2017		200	213
8.500% due 05/22/2019		100	121
Countrywide Financial Corp.
5.800% due 06/07/2012		200	201
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		1,600	1,562
Credit Suisse
2.200% due 01/14/2014		300	298
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		200	197
Deutsche Bank AG
2.237% due 09/22/2015	EUR	200	239
Dexia Credit Local
2.000% due 03/05/2013		$2,400	2,378
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		500	503
7.000% due 10/01/2013		700	737
7.000% due 04/15/2015		200	210
7.250% due 10/25/2011		500	501
7.500% due 08/01/2012		700	714
8.000% due 12/15/2016		200	219
8.700% due 10/01/2014		200	217
12.000% due 05/15/2015		600	724
Goldman Sachs Group, Inc.
1.269% due 02/07/2014		3,100	2,972
1.962% due 01/30/2017	EUR	400	445
6.150% due 04/01/2018		$700	727
6.750% due 10/01/2037		1,200	1,103
HSBC Bank PLC
2.000% due 01/19/2014		200	199
HSBC Holdings PLC
5.100% due 04/05/2021		3,100	3,203
6.500% due 05/02/2036		200	202
ING Bank NV
1.737% due 06/09/2014		400	393
2.500% due 01/14/2016		100	100
2.625% due 02/09/2012		300	302
International Lease Finance Corp.
5.400% due 02/15/2012		1,900	1,890
6.625% due 11/15/2013		1,300	1,268
6.750% due 09/01/2016		100	101
Intesa Sanpaolo SpA
2.708% due 02/24/2014		500	451
IPIC GMTN Ltd.
5.000% due 11/15/2020		300	309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
1.097% due 05/02/2014		$4,200	$4,139
6.000% due 01/15/2018		100	112
7.900% due 04/29/2049		900	930
JPMorgan Chase Capital XXI
1.206% due 02/02/2037		300	216
KeyBank N.A.
1.660% due 11/21/2011	EUR	100	134
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016		1,000	1,357
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$500	122
Lloyds TSB Bank PLC
2.603% due 01/24/2014		900	877
4.875% due 01/21/2016		100	99
5.800% due 01/13/2020		300	286
12.000% due 12/29/2049		300	276
Macquarie Bank Ltd.
6.625% due 04/07/2021		3,800	3,581
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		400	401
MetLife Institutional Funding II
1.146% due 04/04/2014		800	800
Monumental Global Funding Ltd.
5.500% due 04/22/2013		100	106
Morgan Stanley
2.026% due 01/16/2017	EUR	1,900	2,032
2.786% due 05/14/2013		$500	484
National Australia Bank Ltd.
0.966% due 04/11/2014		2,400	2,394
Nordea Bank AB
2.125% due 01/14/2014		100	99
4.875% due 01/27/2020		300	313
Nordea Eiendomskreditt A/S
0.666% due 04/07/2014		900	900
Northern Rock Asset Management PLC
5.625% due 06/22/2017		500	529
Pricoa Global Funding I
0.353% due 01/30/2012		100	100
0.560% due 09/27/2013		100	99
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	111
Qatari Diar Finance QSC
3.500% due 07/21/2015		100	103
5.000% due 07/21/2020		100	107
RCI Banque S.A.
2.116% due 04/11/2014		1,600	1,515
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		800	810
6.990% due 10/29/2049		200	128
SLM Corp.
0.553% due 01/27/2014		200	184
5.000% due 10/01/2013		2,300	2,253
6.250% due 01/25/2016		100	98
8.000% due 03/25/2020		800	792
8.450% due 06/15/2018		600	626
Springleaf Finance Corp.
6.900% due 12/15/2017		200	145
SSIF Nevada LP
0.949% due 04/14/2014		3,900	3,903
State Bank of India
4.500% due 07/27/2015		1,000	1,002
Stone Street Trust
5.902% due 12/15/2015		300	311

88	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
2.250% due 08/12/2013	$3,100	$3,046
5.875% due 12/20/2017	100	103
UBS Preferred Funding Trust V
6.243% due 05/29/2049	700	527
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020	1,100	1,084
Wells Fargo & Co.
7.980% due 03/29/2049	700	724
Westpac Banking Corp.
1.099% due 03/31/2014 (f)	1,000	1,003
Weyerhaeuser Co.
7.375% due 03/15/2032	1,800	1,803

		89,906

INDUSTRIALS 7.4%
Alcoa, Inc.
6.150% due 08/15/2020	300	305
Altria Group, Inc.
9.700% due 11/10/2018	100	133
Amgen, Inc.
6.900% due 06/01/2038	400	549
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014	1,200	1,210
Asciano Finance Ltd.
5.000% due 04/07/2018	2,500	2,562
AstraZeneca PLC
5.900% due 09/15/2017	100	120
BMW Finance NV
5.250% due 05/21/2012	200	206
Braskem Finance Ltd.
5.750% due 04/15/2021	300	277
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	351
Continental Airlines, Inc.
6.750% due 09/15/2015	900	868
Cox Communications, Inc.
7.125% due 10/01/2012	2,000	2,119
CSN Resources S.A.
6.500% due 07/21/2020	1,100	1,155
Daimler Finance North America LLC
1.543% due 09/13/2013	400	400
Dell, Inc.
4.700% due 04/15/2013	200	211
Deutsche Telekom International Finance BV
5.875% due 08/20/2013	1,300	1,392
Dow Chemical Co.
4.850% due 08/15/2012	300	309
6.000% due 10/01/2012	1,800	1,883
Ecopetrol S.A.
7.625% due 07/23/2019	400	470
Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,081
Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	400	380
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	198
9.250% due 04/23/2019	200	234
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,200	1,242
Gerdau Trade, Inc.
5.750% due 01/30/2021	1,000	958
GTL Trade Finance, Inc.
7.250% due 10/20/2017	600	633

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HCA, Inc.
7.875% due 02/15/2020	$400	$416
8.500% due 04/15/2019	800	852
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	100	104
7.625% due 04/09/2019	1,000	1,195
Indian Oil Corp. Ltd.
4.750% due 01/22/2015	700	718
International Business Machines Corp.
5.700% due 09/14/2017	400	477
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	300	342
Kraft Foods, Inc.
6.125% due 02/01/2018	100	118
Lyondell Chemical Co.
8.000% due 11/01/2017	403	436
MeadWestvaco Corp.
6.850% due 04/01/2012	2,000	2,020
Noble Group Ltd.
6.750% due 01/29/2020	2,600	2,292
Novatek Finance Ltd.
5.326% due 02/03/2016	200	198
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	900	900
Oracle Corp.
4.950% due 04/15/2013	300	319
5.750% due 04/15/2018	200	239
Pernod-Ricard S.A.
5.750% due 04/07/2021	800	882
Petrobras International Finance Co.
7.875% due 03/15/2019	600	702
Petroleos Mexicanos
5.500% due 01/21/2021	300	318
Philip Morris International, Inc.
6.375% due 05/16/2038	100	130
Plains All American Pipeline LP
4.250% due 09/01/2012	1,700	1,748
PPG Industries, Inc.
1.900% due 01/15/2016	300	299
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	2,300	2,117
Rohm and Haas Co.
6.000% due 09/15/2017	100	113
RZD Capital Ltd.
5.739% due 04/03/2017	300	300
Time Warner Cable, Inc.
6.200% due 07/01/2013	6,200	6,701
Time Warner, Inc.
6.100% due 07/15/2040	600	663
Union Pacific Corp.
4.163% due 07/15/2022	175	187
UnitedHealth Group, Inc.
4.875% due 02/15/2013	100	105
UST LLC
6.625% due 07/15/2012	2,000	2,083
Vale Overseas Ltd.
6.875% due 11/10/2039	400	434
Vivendi S.A.
5.750% due 04/04/2013	300	316
Volkswagen International Finance NV
0.824% due 10/01/2012	1,200	1,202
WM Wrigley Jr. Co.
3.050% due 06/28/2013	2,000	2,043

		50,215

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.6%
AT&T, Inc.
6.300% due 01/15/2038	$200	$230
6.700% due 11/15/2013	2,000	2,223
BellSouth Corp.
4.463% due 04/26/2021	5,700	5,805
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	400	452
Commonwealth Edison Co.
6.150% due 03/15/2012	1,500	1,535
Duke Energy Corp.
5.650% due 06/15/2013	1,600	1,709
Enel Finance International NV
6.800% due 09/15/2037	300	281
Majapahit Holding BV
7.750% due 01/20/2020	200	223
NGPL PipeCo LLC
6.514% due 12/15/2012	100	104
NRG Energy, Inc.
7.375% due 01/15/2017	1,500	1,554
Qwest Corp.
8.875% due 03/15/2012	1,500	1,554
TNK-BP Finance S.A.
6.625% due 03/20/2017	800	802
7.250% due 02/02/2020	100	101
Verizon Communications, Inc.
0.973% due 03/28/2014	900	903
5.250% due 04/15/2013	100	107
Verizon Wireless Capital LLC
5.250% due 02/01/2012	300	305

		17,888

Total Corporate Bonds & Notes (Cost $160,371)		158,009

MUNICIPAL BONDS & NOTES 1.9%

ARIZONA 0.2%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,110

CALIFORNIA 0.8%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	130
6.918% due 04/01/2040	900	1,158
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	120
7.550% due 04/01/2039	100	123
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	400	454
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	2,163
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,151
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	221

		5,626

See Accompanying Notes	Semiannual Report	September 30, 2011	89

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	$1,500	$1,831
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	240
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	104

		2,175

NEBRASKA 0.0%
Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	115

NEW JERSEY 0.2%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	200	200

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,340

		1,540

NEW YORK 0.2%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,100	1,268

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	113

		1,381

NORTH CAROLINA 0.0%
North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	114

OHIO 0.0%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	77

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	400	492

WASHINGTON 0.1%
Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	152

Total Municipal Bonds & Notes (Cost $10,556)		12,782

U.S. GOVERNMENT AGENCIES 47.7%
Fannie Mae
0.585% due 07/25/2037	252	252
0.615% due 07/25/2037	267	267
0.635% due 09/25/2035	214	215
0.645% due 09/25/2035	357	358
0.955% due 06/25/2037	449	454
0.965% due 06/25/2040	1,984	2,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.975% due 03/25/2040		$453	$459
2.000% due 09/21/2015		100	104
2.250% due 03/15/2016 (e)(g)		10,700	11,249
4.000% due 05/01/2024 - 10/01/2041		106,856	112,278
4.500% due 05/01/2023 - 10/01/2041		133,579	141,854
5.000% due 02/25/2017 - 06/01/2035		10,880	11,759
5.500% due 02/01/2018 - 10/01/2036		1,328	1,454
6.000% due 03/01/2038 - 10/01/2038		658	723
6.500% due 10/01/2035		109	121
FDIC Structured Sale Guaranteed Notes
0.721% due 11/29/2037		1,546	1,537
Freddie Mac
0.799% due 06/15/2041		4,409	4,438
0.929% due 08/15/2037		389	393
0.939% due 10/15/2037		95	96
0.949% due 05/15/2037 - 09/15/2037		451	456
4.500% due 11/01/2040 - 10/01/2041		27,970	29,607
5.500% due 07/01/2028 - 07/01/2038		1,176	1,281
Ginnie Mae
6.000% due 08/15/2037		653	739
Small Business Administration
4.430% due 05/01/2029		250	272
5.290% due 12/01/2027		67	73
5.490% due 03/01/2028		474	526
6.220% due 12/01/2028		79	89

Total U.S. Government Agencies (Cost $319,691)			323,060

U.S. TREASURY OBLIGATIONS 13.7%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(g)		11,829	12,360
1.750% due 01/15/2028 (e)		5,176	6,007
2.000% due 01/15/2026		114	135
2.125% due 02/15/2040 (e)		6,795	8,667
2.125% due 02/15/2041 (e)		3,302	4,234
2.375% due 01/15/2025 (g)		1,079	1,335
2.375% due 01/15/2027 (e)(g)		4,706	5,893
3.875% due 04/15/2029 (g)		1,512	2,278
U.S. Treasury Notes
0.125% due 09/30/2013		9,800	9,778
1.375% due 09/30/2018 (e)		4,400	4,385
2.250% due 07/31/2018 (e)		10,800	11,412
2.625% due 11/15/2020 (e)		13,800	14,781
3.375% due 11/15/2019 (g)		1,300	1,476
3.500% due 05/15/2020		4,200	4,817
3.625% due 02/15/2020 (e)		4,500	5,202

Total U.S. Treasury Obligations (Cost $91,749)			92,760

MORTGAGE-BACKED SECURITIES 5.2%
Arran Residential Mortgages Funding PLC
2.735% due 11/19/2047	EUR	4,005	5,360
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 04/10/2049		$1,157	1,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.801% due 06/10/2049		$600	$634
Bear Stearns Alt-A Trust
0.395% due 02/25/2034		193	142
Countrywide Alternative Loan Trust
0.395% due 02/25/2047		164	98
0.415% due 05/25/2047		1,140	623
1.242% due 02/25/2036		100	64
Countrywide Home Loan Mortgage Pass-Through Trust
2.774% due 02/20/2035		116	90
3.033% due 11/25/2034		70	53
Eclipse Ltd.
1.003% due 01/25/2020	GBP	1,780	2,311
European Loan Conduit
1.685% due 05/15/2019	EUR	2,106	2,377
Extended Stay America Trust
2.950% due 11/05/2027		$788	778
Gracechurch Mortgage Financing PLC
0.378% due 11/20/2056		1,685	1,674
Granite Master Issuer PLC
0.490% due 12/20/2054		764	725
1.456% due 12/20/2054	EUR	1,755	2,230
1.626% due 12/20/2054		650	825
Granite Mortgages PLC
1.210% due 01/20/2044	GBP	44	66
1.305% due 09/20/2044		196	291
1.988% due 01/20/2044	EUR	44	56
Greenpoint Mortgage Funding Trust
0.315% due 01/25/2047 (a)		$8	7
GS Mortgage Securities Corp.
1.142% due 03/06/2020		114	113
2.716% due 02/10/2021		1,600	1,605
8.059% due 07/13/2030		2,600	2,942
GSR Mortgage Loan Trust
2.756% due 09/25/2035		1,437	1,334
5.151% due 11/25/2035		45	41
6.000% due 03/25/2037		40	37
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/16/2046		500	517
5.336% due 05/15/2047		600	622
5.420% due 01/15/2049		300	313
JPMorgan Mortgage Trust
2.785% due 08/25/2034		635	547
5.018% due 02/25/2035		23	22
5.750% due 01/25/2036		39	37
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		27	18
5.272% due 09/25/2035		984	850
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		47	36
Morgan Stanley Capital
0.290% due 10/15/2020		16	16
5.439% due 02/12/2044		1,100	1,141
5.450% due 10/28/2033		306	291
5.610% due 04/15/2049		407	421
5.809% due 12/12/2049		500	540
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		82	70
OBP Depositor LLC Trust
4.646% due 07/15/2045		500	535
Residential Accredit Loans, Inc.
1.602% due 09/25/2045		168	95
Structured Asset Mortgage Investments, Inc.
0.365% due 03/25/2037		95	51
0.480% due 07/19/2035		43	36
Titan Europe PLC
1.113% due 10/23/2016	GBP	1,653	2,153

90	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020		$124	$109
WaMu Mortgage Pass-Through Certificates
0.972% due 01/25/2047		58	34
1.242% due 02/25/2046		327	229
1.442% due 11/25/2042		234	192
Wells Fargo Mortgage-Backed Securities Trust
2.708% due 11/25/2034		971	903
4.795% due 01/25/2035		53	48

Total Mortgage-Backed Securities (Cost $37,380)			35,477

ASSET-BACKED SECURITIES 3.0%
Bear Stearns Asset-Backed Securities Trust
0.325% due 06/25/2047		18	17
BNC Mortgage Loan Trust
0.335% due 05/25/2037		68	60
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	1,600	2,142
Citibank Omni Master Trust
2.329% due 05/16/2016		$1,000	1,009
2.979% due 08/15/2018		1,800	1,885
Citigroup Mortgage Loan Trust, Inc.
0.345% due 08/25/2036		84	75
Countrywide Asset-Backed Certificates
0.285% due 07/25/2037		66	64
0.315% due 10/25/2047		27	27
Driver One GmbH
2.247% due 09/21/2014	EUR	479	642
Duane Street CLO
0.519% due 11/08/2017		$3,396	3,202
GSAMP Trust
0.305% due 12/25/2036		38	25
Hillmark Funding
0.548% due 05/21/2021		900	835
HSBC Home Equity Loan Trust
1.170% due 11/20/2036		2,200	2,147
HSI Asset Securitization Corp. Trust
0.285% due 12/25/2036		35	34
ING Investment Management
0.596% due 12/01/2017		773	745
MASTR Asset-Backed Securities Trust
0.285% due 01/25/2037		40	9
Morgan Stanley ABS Capital
0.275% due 01/25/2037		6	6
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		739	733
Securitized Asset-Backed Receivables LLC Trust
0.275% due 01/25/2037		59	56
SLC Student Loan Trust
4.750% due 06/15/2033		1,710	1,713
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	1,424	1,828
3.479% due 05/16/2044		$458	477
3.500% due 08/17/2043		551	547
4.500% due 11/16/2043		94	90
6.229% due 07/15/2042		394	369
Soundview Home Equity Loan Trust
0.315% due 06/25/2037		44	38
Specialty Underwriting & Residential Finance
0.295% due 01/25/2038		36	33
Venture CDO Ltd.
0.473% due 07/22/2021		1,600	1,449

Total Asset-Backed Securities (Cost $20,829)			20,257

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.2%
Canada Government Bond
2.750% due 09/01/2016	CAD	500	$508
3.000% due 12/01/2015		500	511
Canada Housing Trust No. 1
2.750% due 12/15/2015		100	100
3.800% due 06/15/2021		200	209
Export-Import Bank of Korea
4.000% due 01/29/2021		$500	465
5.125% due 06/29/2020		100	102
8.125% due 01/21/2014		800	897
Indonesia Government International Bond
7.500% due 01/15/2016		500	569
Korea Development Bank
4.375% due 08/10/2015		200	205
Korea Finance Corp.
3.250% due 09/20/2016		100	97
Mexico Government International Bond
5.750% due 10/12/2110		2,300	2,277
6.000% due 06/18/2015	MXN	16,400	1,221
Province of Ontario Canada
1.375% due 01/27/2014		$400	405
4.200% due 06/02/2020	CAD	6,600	6,896
4.300% due 03/08/2017		100	106
Province of Quebec Canada
2.750% due 08/25/2021		$27,500	27,349
Russia Government International Bond
7.500% due 03/31/2030		1,211	1,364
Turkey Government International Bond
7.000% due 09/26/2016		3,900	4,329
7.500% due 07/14/2017		700	799

Total Sovereign Issues (Cost $48,750)			48,409

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049		600	620

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		8,000	3

Total Convertible Preferred Securities (Cost $581)			623

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 48.3%

CERTIFICATES OF DEPOSIT 0.3%
Itau Unibanco Holding S.A.
0.000% due 12/12/2011		$700	698
0.000% due 02/06/2012		1,100	1,095

			1,793

COMMERCIAL PAPER 0.5%
Kells Funding LLC
0.290% due 01/10/2012		2,000	1,998
Vodafone Group PLC
0.880% due 01/19/2012		1,600	1,598

			3,596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 2.2%
Banc of America Securities LLC
0.090% due 10/03/2011		$7,200	$7,200
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $7,351. Repurchase proceeds are $7,200.)
Citigroup Global Markets, Inc.
0.100% due 10/03/2011		6,600	6,600
(Dated 09/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $6,750. Repurchase proceeds are $6,600.)
Morgan Stanley & Co., Inc.
0.090% due 10/03/2011		1,000	1,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 11/15/2020 valued at $1,021. Repurchase proceeds are $1,000.)

			14,800

SHORT-TERM NOTES 0.3%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		1,000	997
Pacific Gas & Electric Co.
0.826% due 10/11/2011		1,200	1,200

			2,197

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	7,100	510

U.S. TREASURY BILLS 6.6%
0.017% due 11/10/2011 - 03/22/2012 (b)(e)		$44,448	44,440

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 38.3%
		25,873,769	259,074

Total Short-Term Instruments (Cost $326,561)			326,410

PURCHASED OPTIONS (i) 0.0%
(Cost $26)			45

Total Investments 151.0% (Cost $1,020,751)			$1,021,698

Written Options (j) (0.1%) (Premiums $1,074)			(494)

Other Assets and Liabilities (Net) (50.9%)			(344,438)

Net Assets 100.0%			$676,766

See Accompanying Notes	Semiannual Report	September 30, 2011	91

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $127,381 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $24,187 at a weighted average interest rate of 0.105%. On September 30, 2011, securities valued at $502 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,585 and cash of $41 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	24	$(1)
90-Day Eurodollar December Futures	Long	12/2013	114	288
90-Day Eurodollar June Futures	Long	06/2013	1,144	686
90-Day Eurodollar June Futures	Long	06/2014	93	283
90-Day Eurodollar March Futures	Long	03/2014	113	319
90-Day Eurodollar September Futures	Long	09/2013	322	442

				$2,017

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	RYL	1.000%	09/20/2016	0.973%	$	5,000	$8	$105	$(97)
Berkshire Hathaway Finance Corp.	CBK	1.000%	09/20/2016	2.452%		1,200	(79)	(9)	(70)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.786%		1,000	(30)	(8)	(22)
Brazil Government International Bond	BRC	1.000%	12/20/2015	1.824%		1,300	(43)	(8)	(35)
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.931%		2,000	(83)	(6)	(77)
Brazil Government International Bond	CBK	1.000%	03/20/2021	2.309%		700	(72)	(31)	(41)
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.786%		200	(5)	(2)	(3)
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.931%		1,900	(79)	(3)	(76)
Brazil Government International Bond	HUS	1.000%	03/20/2015	1.693%		12,500	(288)	(229)	(59)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.743%		400	(11)	(11)	0
Brazil Government International Bond	HUS	1.000%	12/20/2015	1.824%		2,500	(82)	(14)	(68)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		1,700	(62)	21	(83)
China Government International Bond	BRC	1.000%	06/20/2016	1.918%		3,500	(141)	45	(186)
China Government International Bond	MYC	1.000%	06/20/2015	1.755%		5,200	(138)	(92)	(46)
France Government Bond	GST	0.250%	03/20/2016	1.729%		6,100	(379)	(377)	(2)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		300	(21)	(11)	(10)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		700	(41)	(14)	(27)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	3.003%		400	(30)	(8)	(22)
General Electric Capital Corp.	BOA	1.000%	09/20/2016	3.064%		3,000	(270)	(70)	(200)
General Electric Capital Corp.	BRC	0.640%	12/20/2012	2.549%		500	(11)	0	(11)
General Electric Capital Corp.	GST	1.000%	03/20/2016	3.026%		1,700	(138)	(29)	(109)
Goldman Sachs Group, Inc.	BOA	1.000%	09/20/2016	3.283%		800	(79)	(18)	(61)
Indonesia Government International Bond	BPS	1.000%	06/20/2021	3.372%		400	(70)	(28)	(42)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		700	(58)	(12)	(46)
Indonesia Government International Bond	CBK	1.000%	06/20/2016	2.914%		100	(8)	(2)	(6)
Indonesia Government International Bond	CBK	1.000%	06/20/2021	3.372%		100	(17)	(7)	(10)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		300	(52)	(20)	(32)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	2.914%		300	(24)	(5)	(19)
Indonesia Government International Bond	JPM	1.000%	06/20/2016	2.914%		100	(8)	(2)	(6)
Indonesia Government International Bond	MYC	1.000%	12/20/2015	2.783%		3,600	(249)	(214)	(35)
Indonesia Government International Bond	RYL	1.085%	03/20/2012	1.916%		100	0	0	0
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		400	(70)	(28)	(42)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		3,900	(48)	(36)	(12)
Japan Government International Bond	MYC	1.000%	09/20/2016	1.428%		700	(14)	(7)	(7)
Japan Government International Bond	UAG	1.000%	09/20/2016	1.428%		400	(8)	(4)	(4)
MetLife, Inc.	BOA	1.000%	12/20/2015	3.252%		500	(43)	(24)	(19)
MetLife, Inc.	CBK	1.000%	12/20/2015	3.252%		400	(35)	(15)	(20)
MetLife, Inc.	DUB	1.000%	03/20/2018	3.516%		700	(94)	(40)	(54)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%		800	(63)	(51)	(12)

92	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	JPM	1.000%	09/20/2015	3.199%	$	1,100	$(87)	$(65)	$(22)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.786%		1,000	(30)	(8)	(22)
Mexico Government International Bond	CBK	1.000%	06/20/2016	1.928%		3,300	(135)	0	(135)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.928%		2,100	(86)	5	(91)
Mexico Government International Bond	GST	1.000%	03/20/2016	1.880%		5,000	(185)	(154)	(31)
Mexico Government International Bond	RYL	1.000%	09/20/2015	1.786%		200	(6)	(2)	(4)
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	2.886%		300	(22)	(9)	(13)
Prudential Financial, Inc.	GST	1.000%	09/20/2016	3.016%		1,100	(97)	(21)	(76)
Republic of Germany Government Bond	UAG	0.250%	06/20/2016	1.074%		2,000	(75)	(68)	(7)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		800	(111)	(31)	(80)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		5,900	(816)	(777)	(39)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.613%		6,500	(885)	(890)	5
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		4,100	(594)	(458)	(136)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		3,300	(356)	(358)	2
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		1,500	8	13	(5)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.757%		200	3	3	0
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		1,200	10	28	(18)
United Kingdom Gilt	MYC	1.000%	06/20/2015	0.757%		200	2	2	0
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		100	1	2	(1)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		300	2	1	1

							$(6,394)	$(4,051)	$(2,343)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	1,400	$78	$180	$(102)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		600	34	74	(40)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		5,800	323	365	(42)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		100	6	14	(8)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		1,100	67	139	(72)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	12	23	(11)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		1,500	92	186	(94)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		200	12	21	(9)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	7	14	(7)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		386	3	0	3
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		193	1	0	1
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		31,600	(491)	(209)	(282)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		5,800	(90)	0	(90)

						$55	$807	$(752)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Semiannual Report	September 30, 2011	93

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	GLM	$	176,000	$597	$(180)	$777
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		92,800	210	(338)	548
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UAG	BRL	100	(1)	(2)	1
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		300	6	0	6
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		400	12	(3)	15
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		800	0	(1)	1
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		800	1	0	1
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		800	1	0	1
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		400	2	(1)	3
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		500	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		100	2	0	2
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,200	19	1	18
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		2,500	41	8	33
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		400	7	2	5
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		200	4	0	4
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		400	4	0	4
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		400	4	0	4
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		100	2	0	2
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		2,500	35	6	29
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	6	1	5
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	4	1	3
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		300	6	0	6
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		1,100	24	3	21
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		1,400	27	8	19
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		300	6	1	5
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		700	(1)	(2)	1
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,000	(1)	(4)	3
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		400	1	0	1
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	0	0	0
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		400	1	0	1
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		100	0	0	0
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		300	3	0	3
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		400	3	0	3
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		500	5	0	5
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,000	29	0	29
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		400	8	2	6
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	4	0	4
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		100	2	0	2
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	5	1	4
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	3	1	2
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		400	11	3	8
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	500	41	24	17
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		1,600	132	100	32
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		700	58	39	19
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		5,600	462	297	165
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	3,900	(1)	(2)	1
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		6,800	138	(48)	186
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		8,000	440	46	394
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	GLM		38,900	4,456	(78)	4,534
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		1,700	(24)	(2)	(22)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		3,500	(50)	(4)	(46)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		2,800	(40)	(3)	(37)
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	GLM	GBP	3,600	130	25	105
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		6,600	240	56	184
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	UAG		2,900	105	34	71
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CBK	MXN	4,000	19	0	19
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		1,700	8	0	8
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BRC		7,300	34	0	34
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		1,200	(1)	0	(1)

							$7,257	$(9)	$7,266

94	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Pay	iShares MSCI EAFE Index	1,047,120	3-Month USD-LIBOR plus a specified spread	$	56,178	11/17/2011	BOA	$0
Receive	iShares MSCI EAFE Index	3,922,589	3-Month USD-LIBOR plus a specified spread		210,447	11/17/2011	BOA	(22,986)
Receive	iShares MSCI EAFE Index	2,262,405	3-Month USD-LIBOR plus a specified spread		122,464	02/15/2012	BOA	(14,426)
Receive	iShares MSCI EAFE Index	2,738,772	3-Month USD-LIBOR plus a specified spread		160,629	01/31/2012	JPM	(29,861)
Receive	iShares MSCI EAFE Index	6,230,942	3-Month USD-LIBOR plus a specified spread		297,527	03/30/2012	JPM	0

								$(67,273)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	6,500	$26	$45

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	33	$27	$(7)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,000	$7	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,500	20	(4)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		13,000	26	(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,500	21	(3)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	13	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		7,500	53	(57)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400	8	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		600	4	0
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,900	55	(5)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	25	(1)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,100	19	(1)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,800	20	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,200	13	(1)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	36	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,800	25	(1)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		9,500	133	(127)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		13,300	185	(178)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		8,600	119	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,500	31	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		8,400	95	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		400	2	0

								$911	$(386)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	1,500	$1	$(1)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		2,100	2	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		1,500	1	(1)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		700	1	0

							$5	$(3)

See Accompanying Notes	Semiannual Report	September 30, 2011	95

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	1,500	$ 8	$(6)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,400	7	(5)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		4,800	53	(49)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		2,200	24	(23)

						$ 92	$(83)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,300	$11	$(4)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	2,700	24	(10)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	300	4	(1)

						$39	$(15)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	871	$57,200	$985
Sales	612	148,900	1,108
Closing Buys	(1,450)	(77,800)	(983)
Expirations	0	0	0
Exercised	0	(6,500)	(36)

Balance at 09/30/2011	33	$121,800	$1,074

(k)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	609	10/2011	HUS	$0	$(7)	$(7)
Buy	BRL	10,707	11/2011	HUS	0	(933)	(933)
Buy	CAD	410	10/2011	DUB	0	(22)	(22)
Buy		728	10/2011	GST	0	(10)	(10)
Buy	CNY	3,956	11/2011	JPM	9	0	9
Buy		3,789	02/2012	BRC	0	(1)	(1)
Buy		5,726	06/2012	CBK	0	(7)	(7)
Buy		638	06/2012	DUB	0	(2)	(2)
Buy		7,664	06/2012	HUS	0	(5)	(5)
Buy		32,457	06/2012	JPM	1	(41)	(40)
Buy		3,822	06/2012	MSC	0	(4)	(4)
Buy		6,944	02/2013	CBK	0	(20)	(20)
Buy		3,155	02/2013	GST	0	(9)	(9)
Sell	EUR	100	10/2011	BPS	7	0	7
Buy		2,411	10/2011	BRC	0	(198)	(198)
Sell		992	10/2011	BRC	80	0	80
Buy		529	10/2011	CBK	0	(10)	(10)
Sell		1,797	10/2011	DUB	126	0	126
Sell		9,320	10/2011	FBL	528	0	528
Sell		1,547	10/2011	GST	8	0	8
Sell		9,320	10/2011	MSC	502	0	502
Buy		1,529	10/2011	RBC	0	(146)	(146)
Sell		3,300	10/2011	RBC	57	0	57
Sell		101	10/2011	RYL	8	0	8
Buy		400	10/2011	UAG	0	(43)	(43)
Sell		2,200	11/2011	JPM	45	0	45
Sell	GBP	1,835	12/2011	CBK	79	0	79
Sell	IDR	3,659,000	10/2011	HUS	4	0	4
Buy		3,300,720	01/2012	BOA	0	(17)	(17)
Buy		1,689,000	01/2012	DUB	0	(17)	(17)
Buy		1,729,000	01/2012	HUS	0	(16)	(16)
Buy		818,000	01/2012	UAG	0	(7)	(7)

96	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	10,936,904	07/2012	HUS	$0	$(83)	$(83)
Buy	INR	64,264	11/2011	UAG	0	(131)	(131)
Buy	JPY	222,062	10/2011	BRC	0	(14)	(14)
Buy		73,506	10/2011	CBK	38	0	38
Buy	KRW	3,702,192	11/2011	JPM	0	(374)	(374)
Sell		831,833	11/2011	JPM	3	0	3
Buy	MXN	837	11/2011	DUB	0	(11)	(11)
Buy		10,743	11/2011	HUS	0	(129)	(129)
Buy		40,413	11/2011	MSC	0	(519)	(519)
Buy		4,775	11/2011	UAG	0	(57)	(57)
Buy	MYR	328	04/2012	JPM	0	(7)	(7)
Buy	PHP	13,154	11/2011	CBK	1	(2)	(1)
Buy		8,784	11/2011	GST	0	0	0
Buy		13,130	11/2011	JPM	1	(2)	(1)
Buy		30,724	03/2012	CBK	0	(8)	(8)
Buy		8,853	03/2012	HUS	0	(3)	(3)
Buy		4,195	03/2012	MSC	0	(1)	(1)
Sell	SGD	259	12/2011	BRC	2	0	2
Buy		4,729	12/2011	CBK	0	(306)	(306)
Sell		747	12/2011	FBL	29	0	29
Sell		373	12/2011	GST	14	0	14
Buy		1,300	12/2011	RYL	0	(82)	(82)
Buy		200	12/2011	UAG	0	(12)	(12)
Sell		389	12/2011	UAG	3	0	3
Sell	TRY	373	10/2011	CBK	0	0	0
Buy		2,436	10/2011	HUS	0	(143)	(143)
Sell		186	10/2011	MSC	0	0	0
Buy	TWD	3,076	01/2012	BRC	0	(7)	(7)
Buy	ZAR	6,007	10/2011	HUS	0	(112)	(112)
Buy		760	01/2012	JPM	0	(11)	(11)

					$1,545	$(3,529)	$(1,984)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$3,866	$0	$3,866
Corporate Bonds & Notes
Banking & Finance	0	89,906	0	89,906
Industrials	0	50,215	0	50,215
Utilities	0	17,888	0	17,888
Municipal Bonds & Notes
Arizona	0	1,110	0	1,110
California	0	5,626	0	5,626
Illinois	0	2,175	0	2,175
Nebraska	0	115	0	115
New Jersey	0	1,540	0	1,540
New York	0	1,381	0	1,381
North Carolina	0	114	0	114
Ohio	0	77	0	77
Texas	0	492	0	492
Washington	0	152	0	152
U.S. Government Agencies	0	321,523	1,537	323,060
U.S. Treasury Obligations	0	92,760	0	92,760
Mortgage-Backed Securities	0	33,872	1,605	35,477
Asset-Backed Securities	0	19,512	745	20,257
Sovereign Issues	0	48,409	0	48,409
Convertible Preferred Securities
Banking & Finance	620	0	0	620
Industrials	0	0	3	3
Short-Term Instruments
Certificates of Deposit	0	1,793	0	1,793

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Commercial Paper	$0	$3,596	$0	$3,596
Repurchase Agreements	0	14,800	0	14,800
Short-Term Notes	0	2,197	0	2,197
Mexico Treasury Bills	0	510	0	510
U.S. Treasury Bills	0	44,440	0	44,440
PIMCO Short-Term Floating NAV Portfolio	259,074	0	0	259,074
Purchased Options
Interest Rate Contracts	0	45	0	45
	$259,694	$758,114	$3,890	$1,021,698

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	13	0	13
Foreign Exchange Contracts	0	1,545	0	1,545
Interest Rate Contracts	2,018	7,372	0	9,390
	$2,018	$8,930	$0	$10,948

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,092)	(19)	(3,111)
Equity Contracts	0	(67,273)	0	(67,273)
Foreign Exchange Contracts	0	(3,529)	0	(3,529)
Interest Rate Contracts	(1)	(499)	(98)	(598)
	$(1)	$(74,393)	$(117)	$(74,511)

Totals	$261,711	$692,651	$3,773	$958,135

See Accompanying Notes	Semiannual Report	September 30, 2011	97

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$900	$0	$0	$0	$0	$0	$0	$(900)	$0	$0
U.S. Government Agencies	1,822	0	(276)	0	0	(9)	0	0	1,537	(9)
Mortgage-Backed Securities	0	1,595	0	0	0	10	0	0	1,605	10
Asset-Backed Securities	5,095	1,026	(541)	15	7	(88)	0	(4,769)	745	(8)
Convertible Preferred Securities
Industrials	0	0	0	0	0	3	0	0	3	3

	$7,817	$2,621	$(817)	$15	$7	$(84)	$0	$(5,669)	$3,890	$(4)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	0	0	0	0	(19)	0	0	(19)	(19)
Interest Rate Contracts	(172)	0	0	0	0	74	0	0	(98)	74

	$(172)	$0	$0	$0	$0	$55	$0	$0	$(117)	$55

Totals	$7,645	$2,621	$(817)	$15	$7	$(29)	$0	$(5,669)	$3,773	$51

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments

(1) The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$45	$45
Unrealized appreciation on foreign currency contracts	0	0	0	1,545	0	1,545
Unrealized appreciation on OTC swap agreements	0	13	0	0	7,372	7,385

	$0	$13	$0	$1,545	$7,417	$8,975

Liabilities:
Written options outstanding	$0	$3	$0	$0	$491	$494
Variation margin payable on financial derivative instruments (2)	0	0	0	0	64	64
Unrealized depreciation on foreign currency contracts	0	0	0	3,529	0	3,529
Unrealized depreciation on OTC swap agreements	0	3,108	67,273	0	106	70,487

	$0	$3,111	$67,273	$3,529	$661	$74,574

98	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$251	$(56,975)	$0	$(18,772)	$(75,496)
Net realized gain on foreign currency transactions	0	0	0	2,219	0	2,219

	$0	$251	$(56,975)	$2,219	$(18,772)	$(73,277)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$19	$19
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(3,367)	(68,945)	0	9,676	(62,636)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,527)	0	(2,527)

	$0	$(3,367)	$(68,945)	$(2,527)	$9,695	$(65,144)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,017 as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(38,165)	$27,941	$(10,224)
BPS	(46)	0	(46)
BRC	(331)	0	(331)
CBK	(610)	539	(71)
DUB	(284)	301	17
FBF	(549)	611	62
FBL	557	(340)	217
GLM	5,365	(5,040)	325
GST	(3,192)	590	(2,602)
HUS	(1,148)	1,088	(60)
JPM	(30,230)	96,052	65,822
MSC	(22)	(160)	(182)
MYC	608	(1,425)	(817)
RBC	(79)	0	(79)
RYL	(253)	120	(133)
SOG	2	0	2
UAG	(404)	140	(264)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	99

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Georgia-Pacific LLC
2.352% due 12/20/2012		$45	$45
2.352% due 12/22/2012		271	270

Total Bank Loan Obligations (Cost $316)			315

CORPORATE BONDS & NOTES 25.9%

BANKING & FINANCE 17.0%
Ally Financial, Inc.
3.751% due 06/20/2014		400	365
American International Group, Inc.
4.950% due 03/20/2012		300	302
5.850% due 01/16/2018		750	746
Bank of America Corp.
5.650% due 05/01/2018		400	381
Banque PSA Finance S.A.
2.146% due 04/04/2014		500	472
Barclays Bank PLC
1.286% due 01/13/2014		500	486
6.050% due 12/04/2017		1,600	1,471
7.434% due 09/29/2049		600	495
10.179% due 06/12/2021		1,040	1,116
Cie de Financement Foncier
2.500% due 09/16/2015		3,600	3,560
Citigroup, Inc.
2.286% due 08/13/2013		1,200	1,188
Fiat Finance & Trade S.A.
9.000% due 07/30/2012	EUR	1,000	1,366
Ford Motor Credit Co. LLC
7.500% due 08/01/2012		$900	919
General Electric Capital Corp.
6.500% due 09/15/2067	GBP	100	136
Goldman Sachs Group, Inc.
0.805% due 03/22/2016		$400	343
HSBC Bank USA N.A.
4.875% due 08/24/2020		2,300	2,164
International Lease Finance Corp.
7.125% due 09/01/2018		3,500	3,531
Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017 (a)		1,800	3
6.875% due 05/02/2018 (a)		200	50
Lloyds TSB Bank PLC
12.000% due 12/29/2049		2,400	2,205
Merrill Lynch & Co., Inc.
6.050% due 08/15/2012		400	404
Morgan Stanley
1.233% due 04/29/2013		1,900	1,796
2.875% due 07/28/2014		100	95
5.500% due 07/28/2021		200	186
Principal Life Income Funding Trusts
5.300% due 04/24/2013		200	212
Royal Bank of Scotland Group PLC
5.625% due 08/24/2020		2,450	2,373
7.640% due 03/29/2049		1,900	921
SSIF Nevada LP
0.949% due 04/14/2014		1,600	1,601
UBS AG
5.875% due 12/20/2017		1,400	1,444

			30,331

INDUSTRIALS 7.7%
ALROSA Finance S.A.
7.750% due 11/03/2020		1,475	1,405

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	$800	$840
Barrick North America Finance LLC
4.400% due 05/30/2021	1,800	1,852
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	1,800	1,933
Goodrich Corp.
6.290% due 07/01/2016	2,100	2,473
Loews Corp.
5.250% due 03/15/2016	2,800	3,050
Steel Dynamics, Inc.
7.375% due 11/01/2012	800	820
Volkswagen International Finance NV
0.824% due 10/01/2012	900	902
0.984% due 04/01/2014	400	401

		13,676

UTILITIES 1.2%
Embarq Corp.
6.738% due 06/01/2013	2,000	2,079

Total Corporate Bonds & Notes (Cost $49,088)		46,086

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.9%
California State Palomar Community College District General Obligation Bonds, (AGM Insured), Series 2007
4.750% due 05/01/2032	100	103
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,300	1,460

		1,563

OHIO 0.3%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	492

SOUTH CAROLINA 1.0%
South Carolina State Public Service Authority Revenue Notes, Series 2011
0.922% due 06/02/2014	1,800	1,800

TEXAS 0.1%
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	206

Total Municipal Bonds & Notes (Cost $4,072)		4,061

U.S. GOVERNMENT AGENCIES 57.7%
Fannie Mae
0.355% due 03/25/2034	17	17
0.365% due 03/25/2036	756	708
0.585% due 09/25/2042	350	351
1.625% due 11/25/2023	118	120
1.750% due 04/25/2024	101	104
1.948% due 08/01/2035	362	369
2.317% due 09/01/2035	339	350
2.383% due 02/01/2034	218	230
2.386% due 07/01/2032	23	23
2.393% due 08/01/2036	438	463
2.408% due 10/01/2035	321	337
2.447% due 09/01/2031	2	2
2.477% due 07/01/2035	590	619

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 02/01/2035		$147	$155
2.555% due 11/01/2034		424	451
2.561% due 10/01/2035		284	299
2.612% due 03/01/2036		1,230	1,301
2.690% due 10/01/2035		216	223
3.500% due 10/01/2026 - 10/01/2041		56,995	58,788
4.000% due 10/01/2026 - 10/01/2041		31,994	33,616
4.500% due 11/01/2041		1,000	1,059
5.500% due 02/01/2024 - 10/01/2041		284	310
7.500% due 12/01/2014		10	10
Freddie Mac
0.429% due 10/15/2020		321	322
1.451% due 10/25/2044		123	126
1.652% due 07/25/2044		590	601
2.129% due 09/01/2035		100	104
5.500% due 03/15/2017 - 08/15/2030		16	17
Ginnie Mae
0.629% due 03/16/2032		23	23
2.125% due 11/20/2024		64	66
Small Business Administration
5.680% due 06/01/2028		1,723	1,949

Total U.S. Government Agencies (Cost $101,501)			103,113

U.S. TREASURY OBLIGATIONS 27.4%
U.S. Treasury Bonds
3.750% due 08/15/2041		700	818
3.875% due 08/15/2040 (d)(f)		6,000	7,151
4.375% due 05/15/2041		2,300	2,981
6.250% due 08/15/2023 (d)		4,100	5,856
7.625% due 11/15/2022 (d)(f)		12,300	19,146
U.S. Treasury Notes
2.125% due 08/15/2021		3,600	3,670
2.250% due 11/30/2017 (d)		1,975	2,094
2.250% due 07/31/2018		700	740
2.875% due 03/31/2018 (d)		1,725	1,896
3.125% due 05/15/2021 (d)		4,200	4,670

Total U.S. Treasury Obligations (Cost $46,841)			49,022

MORTGAGE-BACKED SECURITIES 14.2%
American General Mortgage Loan Trust
5.150% due 03/25/2058		1,248	1,279
American Home Mortgage Assets
0.425% due 05/25/2046		1,527	787
0.445% due 10/25/2046		572	287
American Home Mortgage Investment Trust
2.037% due 09/25/2045		599	477
Arran Residential Mortgages Funding PLC
2.735% due 05/16/2047	EUR	1,756	2,346
2.735% due 11/19/2047		3,074	4,114
Banc of America Funding Corp.
5.747% due 01/20/2047		$112	76
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.451% due 01/15/2049		690	739
Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035		290	268
Bear Stearns Alt-A Trust
2.599% due 05/25/2035		311	228
2.772% due 09/25/2035		376	255
3.883% due 08/25/2036 (a)		804	162

100	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
5.886% due 12/10/2049		$274	$297
Citigroup Mortgage Loan Trust, Inc.
2.500% due 12/25/2035		834	720
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		500	539
Countrywide Alternative Loan Trust
0.440% due 03/20/2046		1,237	653
0.440% due 07/20/2046		1,687	648
2.890% due 06/25/2037		2,186	1,366
Countrywide Home Loan Mortgage Pass-Through Trust
0.525% due 04/25/2035		242	144
0.555% due 03/25/2035		184	111
Credit Suisse First Boston Mortgage Securities Corp.
2.439% due 06/25/2033		181	166
Downey Savings & Loan Association Mortgage Loan Trust
0.490% due 08/19/2045		898	548
2.505% due 07/19/2044		71	53
First Horizon Alternative Mortgage Securities
2.259% due 03/25/2035		175	109
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		73	59
First Republic Mortgage Loan Trust
0.579% due 11/15/2031		90	83
Greenpoint Mortgage Funding Trust
0.415% due 01/25/2037		1,336	719
GSR Mortgage Loan Trust
2.738% due 09/25/2035		270	250
Harborview Mortgage Loan Trust
0.470% due 03/19/2036		1,037	606
Homebanc Mortgage Trust
5.696% due 04/25/2037		900	434
Indymac Index Mortgage Loan Trust
0.535% due 06/25/2037 (a)		440	135
2.662% due 12/25/2034		46	32
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		210	219
JPMorgan Mortgage Trust
5.018% due 02/25/2035		160	153
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		212	142
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		40	33
1.222% due 10/25/2035		63	52
Morgan Stanley Capital
0.290% due 10/15/2020		469	467
6.080% due 06/11/2049		100	106
Permanent Master Issuer PLC
1.649% due 07/15/2042		600	597
2.905% due 07/15/2042	EUR	1,300	1,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc.
0.535% due 01/25/2035		$333	$255
0.635% due 03/25/2033		73	66
Residential Asset Securitization Trust
0.585% due 10/25/2018		754	725
0.635% due 05/25/2033		74	71
Structured Adjustable Rate Mortgage Loan Trust
1.652% due 01/25/2035		230	139
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		282	227
0.515% due 02/25/2036		610	320
WaMu Mortgage Pass-Through Certificates
0.545% due 01/25/2045		151	116
0.555% due 01/25/2045		156	122
0.942% due 03/25/2047		826	480
2.643% due 02/25/2037		216	151
Wells Fargo Mortgage-Backed Securities Trust
2.700% due 05/25/2035		147	137
4.500% due 11/25/2018		271	275

Total Mortgage-Backed Securities (Cost $29,901)			25,281

ASSET-BACKED SECURITIES 3.8%
Access Group, Inc.
1.553% due 10/27/2025		1,785	1,799
Bear Stearns Asset-Backed Securities Trust
3.076% due 10/25/2036		1,274	894
GE-WMC Mortgage Securities LLC
0.275% due 08/25/2036		16	5
GSAMP Trust
0.415% due 11/25/2035		85	11
GSRPM Mortgage Loan Trust
0.935% due 01/25/2032		4	4
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		186	137
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	328	441
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		$666	660
SLM Student Loan Trust
2.350% due 04/15/2039		1,056	1,067
Structured Asset Securities Corp.
1.735% due 04/25/2035		480	367
Venture CDO Ltd.
0.473% due 07/22/2021		1,600	1,449

Total Asset-Backed Securities (Cost $7,482)			6,834

SOVEREIGN ISSUES 9.8%
Australia Government Bond
4.750% due 06/15/2016	AUD	5,600	5,642
5.750% due 07/15/2022		4,200	4,570
6.000% due 02/15/2017		2,100	2,244

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	$786
Province of Quebec Canada
2.750% due 08/25/2021		$3,100	3,083
Qatar Government International Bond
4.000% due 01/20/2015		1,200	1,266

Total Sovereign Issues (Cost $16,731)			17,591

SHORT-TERM INSTRUMENTS 15.8%

REPURCHASE AGREEMENTS 1.5%
Banc of America Securities LLC
0.090% due 10/03/2011		2,000	2,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 11/15/2020 valued at $2,061. Repurchase proceeds are $2,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011		651	651
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.250% due 03/15/2014 valued at $665. Repurchase proceeds are $651.)

			2,651

U.S. TREASURY BILLS 11.8%
0.021% due 10/13/2011 - 03/29/2012 (b)(d)(f)		21,055	21,052

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 2.5%
		450,271	4,509

Total Short-Term Instruments (Cost $28,214)			28,212

PURCHASED OPTIONS (h) 0.0%
(Cost $11)			2

Total Investments 157.1% (Cost $284,157)			$280,517

Written Options (i) (0.4%) (Premiums $504)			(658)

Other Assets and Liabilities (Net) (56.7%)			(101,259)

Net Assets 100.0%			$178,600

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $35,972 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

See Accompanying Notes	Semiannual Report	September 30, 2011	101

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(e)	Cash of $554 has been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar June Futures	Long	06/2014	13	$0
90-Day Eurodollar March Futures	Long	03/2014	164	535
U.S. Treasury 10-Year Note December Futures	Short	12/2011	68	(99)

				$436

(f)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $236 and cash of $166 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-9 10-Year Index	0.800%	12/20/2017	$	7,260	$ 379	$55
CDX.IG-14 5-Year Index	1.000%	06/20/2015		16,600	128	28

					$ 507	$83

(g)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (2)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Embarq Corp.	BOA	(1.370%	)	03/20/2014	1.946%	$	100	$1	$0	$1
Embarq Corp.	BRC	(1.000%	)	06/20/2013	1.577%		300	3	(5)	8
Embarq Corp.	DUB	(1.250%	)	03/20/2014	1.946%		300	5	0	5
Embarq Corp.	DUB	(1.270%	)	03/20/2014	1.946%		600	10	0	10
Embarq Corp.	DUB	(1.425%	)	03/20/2014	1.946%		500	6	0	6
Embarq Corp.	MYC	(1.300%	)	03/20/2014	1.946%		200	3	0	3
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.397%		2,100	(12)	0	(12)
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	1.785%		1,000	(24)	0	(24)
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.806%		2,300	52	0	52

								$44	$(5)	$49

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Brazil Government International Bond	CBK	1.000%	09/20/2021	2.328%	$	6,000	$(652)	$(258)	$(394)
Goldman Sachs Group, Inc.	BRC	1.000%	03/20/2012	2.825%		500	(4)	0	(4)

							$(656)	$(258)	$(398)

Credit Default Swaps on Credit Indices - Buy Protection (2)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	BPS	(5.000%	)	12/20/2015	$	15,000	$929	$(525)	$1,454
CDX.IG-5 7-Year Index 10-15%	MYC	(0.142%	)	12/20/2012		7,800	61	0	61
CMBX.NA.AAA.4 Index	GST	(0.350%	)	02/17/2051		4,300	587	645	(58)

							$1,577	$120	$1,457

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-16 5-Year Index	BRC	1.000%	06/20/2016	$	4,100	$(64)	$(37)	$(27)
CDX.IG-17 5-Year Index	BOA	1.000%	12/20/2016		12,400	(255)	(207)	(48)
CDX.IG-5 10-Year Index 10-15%	MYC	0.463%	12/20/2015		5,600	(765)	0	(765)
CDX.IG-7 10-Year Index	GST	0.650%	12/20/2016		2,506	(141)	(200)	59

						$(1,225)	$(444)	$(781)

102	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS	BRL	2,100	$34	$6	$28
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		17,800	275	81	194
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UAG		1,800	23	(2)	25
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		2,500	31	3	28
Pay	1-Year BRL-CDI	11.860%	01/02/2014	BOA		12,200	158	7	151
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		1,300	19	4	15
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GLM		10,700	191	(6)	197
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		1,700	31	1	30
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HUS		5,700	117	13	104
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		1,200	20	1	19
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		1,000	17	2	15
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	CBK	$	11,000	(1,528)	(99)	(1,429)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	GLM		9,300	(930)	(3)	(927)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CBK		5,500	(1,872)	(113)	(1,759)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	BRC	AUD	1,200	54	(6)	60
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	DUB		800	36	(4)	40
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017	BRC	EUR	1,900	(11)	(13)	2
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017	MYC		1,900	(10)	(13)	3
Pay	28-Day MXN TIIE	7.500%	06/02/2021	UAG	MXN	15,900	60	51	9

							$(3,285)	$(90)	$(3,195)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	iShares MSCI EAFE Index	771,283	3-Month USD-LIBOR plus a specified spread	$	41,379	11/17/2011	BOA	$(3,334)
Receive	iShares MSCI EAFE Index	76,290	3-Month USD-LIBOR plus a specified spread		4,130	02/15/2012	BOA	(486)
Receive	iShares MSCI EAFE Index	647,892	3-Month USD-LIBOR plus a specified spread		37,999	01/31/2012	JPM	(7,064)
Receive	iShares MSCI EAFE Index	2,170,084	3-Month USD-LIBOR plus a specified spread		103,621	03/30/2012	JPM	0

								$(10,884)

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(h)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	4,500	$11	$2

See Accompanying Notes	Semiannual Report	September 30, 2011	103

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

(i)	Written options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	4,500	$26	$(6)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		600	4	0
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		500	3	0
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	0
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,200	33	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,000	29	(2)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.800%	10/11/2011		2,100	10	(55)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		100	1	(1)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		2,700	31	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		2,900	17	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		900	7	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		200	1	0
Call - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011	EUR	1,300	12	(71)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		1,300	14	0
Call - OTC 10-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011		2,600	25	(142)
Put - OTC 10-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		2,600	28	0
Call - OTC 10-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011		2,600	24	(142)
Put - OTC 10-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		2,600	29	0

								$309	$(421)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	BPS	Sell	1.800%	12/21/2011	$	8,000	$36	$(41)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011		5,400	25	(75)

							$61	$(116)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	5,900	$31	$(22)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		9,500	103	(99)

						$134	$(121)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	102	$65,400	EUR	0	$575
Sales	160	32,500		26,000	460
Closing Buys	(237)	(35,300)		(13,000)	(429)
Expirations	(8)	(5,000)		0	(43)
Exercised	(17)	(6,500)		0	(59)

Balance at 09/30/2011	0	$51,100	EUR	13,000	$504

(j)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Freddie Mac	5.500%	11/01/2041	$6,000	$6,470	$(6,479)
Ginnie Mae	4.500%	10/01/2041	200	216	(217)
Ginnie Mae	5.500%	10/01/2041	2,550	2,835	(2,817)

				$9,521	$(9,513)

104	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	5,510	10/2011	CBK	$61	$0	$61
Sell		23,585	10/2011	HUS	276	0	276
Sell	BRL	1,506	11/2011	BRC	116	0	116
Sell		271	11/2011	CBK	25	0	25
Sell		66	11/2011	FBL	6	0	6
Sell		1,197	11/2011	HUS	75	0	75
Sell		249	11/2011	UAG	23	0	23
Buy	CAD	413	10/2011	DUB	0	(22)	(22)
Sell	CHF	4,242	10/2011	CBK	638	(1)	637
Sell		3,752	10/2011	RBC	637	0	637
Sell		3,752	10/2011	RYL	636	0	636
Sell		1,768	10/2011	UAG	28	0	28
Buy	CLP	8,500	10/2011	JPM	0	(2)	(2)
Buy	CNY	1,940	11/2011	DUB	10	0	10
Buy		5,836	02/2012	BRC	6	0	6
Buy		10,137	02/2012	CBK	7	(4)	3
Buy		6,456	02/2012	DUB	6	0	6
Buy		1,276	02/2012	HUS	0	(1)	(1)
Buy		13,096	02/2012	JPM	6	(4)	2
Buy		2,643	02/2012	UAG	2	0	2
Buy		2,950	02/2013	DUB	0	(11)	(11)
Buy		2,033	02/2013	GST	0	(8)	(8)
Buy		3,318	02/2013	JPM	0	(12)	(12)
Buy		3,670	08/2013	UAG	0	(10)	(10)
Sell	DKK	8,328	10/2011	DUB	63	0	63
Buy	EUR	5,265	10/2011	BRC	0	(120)	(120)
Sell		11,838	10/2011	BRC	1,209	0	1,209
Buy		8,679	10/2011	CBK	0	(205)	(205)
Sell		2,425	10/2011	CBK	9	0	9
Sell		11,836	10/2011	FBL	1,222	0	1,222
Buy		14,301	10/2011	HUS	0	(325)	(325)
Buy		8,476	10/2011	JPM	0	(165)	(165)
Sell		11,949	10/2011	JPM	1,223	0	1,223
Buy		16,320	10/2011	UAG	0	(471)	(471)
Sell		15,177	10/2011	UAG	1,385	0	1,385
Sell		236	11/2011	BRC	1	0	1
Sell		8,679	11/2011	CBK	205	0	205
Sell		14,301	11/2011	HUS	325	0	325
Sell		8,476	11/2011	JPM	164	0	164
Sell		14,301	11/2011	UAG	310	0	310
Sell	GBP	1,130	10/2011	CBK	0	(2)	(2)
Sell		11,012	10/2011	JPM	464	0	464
Sell		11,012	10/2011	RBC	459	0	459
Sell		2,614	10/2011	UAG	0	(5)	(5)
Sell	HKD	31,446	12/2011	DUB	0	(2)	(2)
Sell	ILS	3,848	01/2012	MSC	86	0	86
Buy	INR	73,270	11/2011	UAG	0	(149)	(149)
Sell	JPY	150,000	10/2011	CBK	1	0	1
Buy		138,785	10/2011	DUB	0	(2)	(2)
Sell		1,560,509	10/2011	FBL	205	0	205
Buy		90,731	10/2011	JPM	0	(2)	(2)
Sell		1,637,061	10/2011	UAG	216	0	216
Buy	KRW	1,793,351	11/2011	JPM	0	(184)	(184)
Sell		1,861,054	11/2011	JPM	53	0	53
Buy	MXN	14,920	11/2011	BRC	0	(194)	(194)
Sell		7,431	11/2011	BRC	70	0	70
Buy		3,254	11/2011	DUB	0	(42)	(42)
Sell		558	11/2011	DUB	7	0	7
Sell		8,403	11/2011	HUS	79	0	79
Buy		22,346	11/2011	MSC	0	(301)	(301)
Sell		6,871	11/2011	UAG	65	0	65
Buy	MYR	16	04/2012	JPM	0	0	0
Sell	NOK	2,347	10/2011	CBK	36	0	36
Sell		2,347	10/2011	JPM	38	0	38

See Accompanying Notes	Semiannual Report	September 30, 2011	105

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	NZD	384	10/2011	CBK	$7	$0	$7
Sell	SEK	15,839	10/2011	BRC	146	0	146
Sell		15,840	10/2011	DUB	153	0	153
Sell	SGD	3,285	12/2011	DUB	206	0	206

					$10,965	$(2,244)	$8,721

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$315	$0	$315
Corporate Bonds & Notes
Banking & Finance	0	30,331	0	30,331
Industrials	0	13,676	0	13,676
Utilities	0	2,079	0	2,079
Municipal Bonds & Notes
California	0	1,563	0	1,563
Ohio	0	492	0	492
South Carolina	0	1,800	0	1,800
Texas	0	206	0	206
U.S. Government Agencies	0	103,113	0	103,113
U.S. Treasury Obligations	0	49,022	0	49,022
Mortgage-Backed Securities	0	25,281	0	25,281
Asset-Backed Securities	0	6,834	0	6,834
Sovereign Issues	0	17,591	0	17,591
Short-Term Instruments
Repurchase Agreements	0	2,651	0	2,651
U.S. Treasury Bills	0	21,052	0	21,052
PIMCO Short-Term Floating NAV Portfolio	4,509	0	0	4,509

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Purchased Options
Interest Rate Contracts	$0	$2	$0	$2
	$4,509	$276,008	$0	$280,517

Short Sales, at value	$0	$(9,513)	$0	$(9,513)

Financial Derivative Instruments (7) - Assets
Credit Contracts	83	1,659	0	1,742
Foreign Exchange Contracts	0	10,965	0	10,965
Interest Rate Contracts	535	920	0	1,455
	$618	$13,544	$0	$14,162

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,449)	0	(1,449)
Equity Contracts	0	(10,884)	0	(10,884)
Foreign Exchange Contracts	0	(2,244)	0	(2,244)
Interest Rate Contracts	(99)	(4,535)	(121)	(4,755)
	$(99)	$(19,112)	$(121)	$(19,332)

Totals	$5,028	$260,927	$(121)	$265,834

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Asset-Backed Securities	$899	$0	$(234)	$0	$0	$(5)	$0	$(660)	$0	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(217)	$0	$0	$0	$0	$96	$0	$0	$(121)	$96

Totals	$682	$0	$(234)	$0	$0	$91	$0	$(660)	$(121)	$96

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

106	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$2	$2
Variation margin receivable on financial derivative instruments (2)	0	86	0	0	0	86
Unrealized appreciation on foreign currency contracts	0	0	0	10,965	0	10,965
Unrealized appreciation on OTC swap agreements	0	1,659	0	0	920	2,579

	$0	$1,745	$0	$10,965	$922	$13,632

Liabilities:
Written options outstanding	$0	$116	$0	$0	$542	$658
Variation margin payable on financial derivative instruments (2)	0	0	0	0	12	12
Unrealized depreciation on foreign currency contracts	0	0	0	2,244	0	2,244
Unrealized depreciation on OTC swap agreements	0	1,332	10,884	0	4,115	16,331

	$0	$1,448	$10,884	$2,244	$4,669	$19,245

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(292)	$(18,477)	$9	$(210)	$(18,970)
Net realized (loss) on foreign currency transactions	0	0	0	(10,244)	0	(10,244)

	$0	$(292)	$(18,477)	$(10,235)	$(210)	$(29,214)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(30)	$(30)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	1,137	(13,363)	0	(2,270)	(14,496)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	9,830	0	9,830

	$0	$1,137	$(13,363)	$9,830	$(2,300)	$(4,696)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $436 and centrally cleared swaps cumulative appreciation/(depreciation) of $83 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	September 30, 2011	107

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

September 30, 2011 (Unaudited)

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3,916)	$2,963	$(953)
BPS	888	(790)	98
BRC	1,466	(1,490)	(24)
CBK	(3,417)	3,130	(287)
DUB	385	(270)	115
FBF	(55)	87	32
FBL	1,433	(1,000)	433
GLM	(765)	680	(85)
GST	438	(440)	(2)
HUS	616	(270)	346
JPM	(5,402)	28,819	23,417
MSC	(215)	(25)	(240)
MYC	(885)	213	(672)
RBC	1,096	(1,080)	16
RYL	634	(500)	134
UAG	1,335	(980)	355

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

108	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 26.0%

BANKING & FINANCE 19.1%
Allstate Corp.
6.125% due 05/15/2037	$200	$180
Ally Financial, Inc.
0.000% due 12/01/2012	500	455
4.500% due 02/11/2014	900	826
6.000% due 12/15/2011	600	604
7.500% due 12/31/2013	100	102
7.500% due 09/15/2020	100	91
8.300% due 02/12/2015	100	99
American General Institutional Capital
8.125% due 03/15/2046	100	93
American International Group, Inc.
5.050% due 10/01/2015	400	392
5.450% due 05/18/2017	1,800	1,729
5.850% due 01/16/2018	300	298
6.400% due 12/15/2020	700	715
8.250% due 08/15/2018	1,900	2,114
Banco do Brasil S.A.
2.947% due 07/02/2014	200	201
Banco Santander Brasil S.A.
2.450% due 03/18/2014	600	581
4.250% due 01/14/2016	300	284
Banco Santander Chile
1.850% due 01/19/2016	1,000	905
Bank of America Corp.
0.616% due 08/15/2016	400	305
4.500% due 04/01/2015	1,700	1,613
5.650% due 05/01/2018	1,200	1,142
6.500% due 08/01/2016	800	796
8.000% due 12/29/2049	100	85
Bank of India
4.750% due 09/30/2015	700	691
Bank of Montreal
2.850% due 06/09/2015	200	211
Bank of Nova Scotia
1.650% due 10/29/2015	100	101
Banque PSA Finance S.A.
2.146% due 04/04/2014	500	472
Barclays Bank PLC
6.050% due 12/04/2017	100	92
BBVA Bancomer S.A.
4.500% due 03/10/2016	200	188
6.500% due 03/10/2021	200	186
7.250% due 04/22/2020	400	391
Bear Stearns Cos. LLC
7.250% due 02/01/2018	300	354
BNP Paribas S.A.
1.146% due 01/10/2014	1,000	933
5.000% due 01/15/2021	400	393
5.186% due 06/29/2049	130	91
BRFkredit A/S
0.499% due 04/15/2013	600	600
Capital One Capital V
10.250% due 08/15/2039	400	408
CBA Capital Trust II
6.024% due 03/29/2049	100	94
CIT Group, Inc.
5.250% due 04/01/2014	100	97
7.000% due 05/01/2014	6	6
7.000% due 05/01/2015	510	507
7.000% due 05/01/2016	17	17
7.000% due 05/01/2017	25	24

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
1.696% due 01/13/2014		$400	$390
5.000% due 09/15/2014		5,900	5,793
5.850% due 07/02/2013		100	104
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	4,100	5,000
11.000% due 12/29/2049		$75	90
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		1,600	1,562
Credit Agricole S.A.
6.637% due 05/29/2049		100	58
8.375% due 10/29/2049		300	238
Deutsche Bank AG
2.237% due 09/22/2015	EUR	300	358
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		$400	421
7.250% due 10/25/2011		1,300	1,302
7.800% due 06/01/2012		100	103
8.000% due 12/15/2016		200	219
8.700% due 10/01/2014		100	108
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	135
Goldman Sachs Group, Inc.
1.269% due 02/07/2014		$2,400	2,301
1.962% due 01/30/2017	EUR	700	778
5.250% due 07/27/2021		$400	396
5.625% due 01/15/2017		10	10
5.950% due 01/18/2018		100	103
6.150% due 04/01/2018		100	104
6.250% due 09/01/2017		100	104
HBOS PLC
0.531% due 09/06/2017		7,700	5,586
HSBC Holdings PLC
5.100% due 04/05/2021		2,600	2,686
International Lease Finance Corp.
6.750% due 09/01/2016		200	202
Intesa Sanpaolo SpA
2.708% due 02/24/2014		400	361
IPIC GMTN Ltd.
5.000% due 11/15/2020		300	309
Itau Unibanco Holding S.A.
6.200% due 04/15/2020		600	613
JPMorgan Chase & Co.
1.786% due 09/26/2013	EUR	100	131
6.000% due 01/15/2018		$30	34
7.900% due 04/29/2049		500	517
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	600	814
LBG Capital No.1 PLC
7.875% due 11/01/2020		$900	662
8.000% due 12/29/2049		200	135
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	200	270
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$200	49
Lloyds TSB Bank PLC
2.603% due 01/24/2014		1,000	974
Macquarie Bank Ltd.
6.625% due 04/07/2021		2,900	2,733
Macquarie Group Ltd.
7.300% due 08/01/2014		500	542
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		200	194
6.875% due 04/25/2018		100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife Institutional Funding II
1.146% due 04/04/2014		$1,600	$1,599
Morgan Stanley
1.870% due 03/01/2013	EUR	1,400	1,775
2.026% due 01/16/2017		200	214
5.750% due 02/14/2017	GBP	100	148
6.250% due 08/28/2017		$100	99
National Australia Bank Ltd.
0.966% due 04/11/2014		2,300	2,294
Nationwide Building Society
6.250% due 02/25/2020		200	202
Nordea Eiendomskreditt A/S
0.666% due 04/07/2014		800	800
Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100	1,163
Pricoa Global Funding I
0.560% due 09/27/2013		100	99
Principal Life Income Funding Trusts
5.550% due 04/27/2015		100	111
RCI Banque S.A.
2.116% due 04/11/2014		1,500	1,420
Regions Financial Corp.
6.375% due 05/15/2012		390	398
Royal Bank of Scotland Group PLC
6.990% due 10/29/2049		100	64
Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	700	1,021
Scotland International Finance No. 2 BV
4.250% due 05/23/2013		$400	395
SLM Corp.
8.000% due 03/25/2020		2,900	2,870
Springleaf Finance Corp.
0.597% due 12/15/2011		2,300	2,270
6.900% due 12/15/2017		100	72
SSIF Nevada LP
0.949% due 04/14/2014		3,700	3,703
State Bank of India
4.500% due 10/23/2014		800	820
4.500% due 07/27/2015		100	100
Stone Street Trust
5.902% due 12/15/2015		200	207
Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016		200	182
UBS AG
1.403% due 02/23/2012		300	301
UBS Preferred Funding Trust V
6.243% due 05/29/2049		100	75
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020		1,000	985
Wells Fargo & Co.
5.625% due 12/11/2017		100	113
Westpac Banking Corp.
1.099% due 03/31/2014		900	904
Weyerhaeuser Co.
7.375% due 03/15/2032		1,000	1,002

			81,461

INDUSTRIALS 5.5%
Alcoa, Inc.
6.150% due 08/15/2020		1,100	1,118
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		700	735
Amgen, Inc.
6.900% due 06/01/2038		100	137

See Accompanying Notes	Semiannual Report	September 30, 2011	109

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014	$1,400	$1,411
4.125% due 01/15/2015	600	651
5.375% due 01/15/2020	600	701
Asciano Finance Ltd.
5.000% due 04/07/2018	2,200	2,255
Braskem Finance Ltd.
5.750% due 04/15/2021	300	277
7.000% due 05/07/2020	1,000	1,025
C8 Capital SPV Ltd.
6.640% due 12/29/2049	100	47
CSN Resources S.A.
6.500% due 07/21/2020	400	421
Dell, Inc.
5.650% due 04/15/2018	100	113
DP World Sukuk Ltd.
6.250% due 07/02/2017	1,100	1,103
Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,081
Gerdau Holdings, Inc.
7.000% due 01/20/2020	200	207
GTL Trade Finance, Inc.
7.250% due 10/20/2017	700	738
HCA, Inc.
7.875% due 02/15/2020	300	312
International Business Machines Corp.
5.700% due 09/14/2017	400	477
Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	100	114
Kraft Foods, Inc.
6.125% due 02/01/2018	100	118
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	1,900	2,082
Oracle Corp.
5.750% due 04/15/2018	200	239
Pernod-Ricard S.A.
5.750% due 04/07/2021	700	772
Petrobras International Finance Co.
7.875% due 03/15/2019	1,000	1,170
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	700	644
Suncor Energy, Inc.
6.100% due 06/01/2018	200	234
Time Warner, Inc.
6.100% due 07/15/2040	1,500	1,658
TransCanada Pipelines Ltd.
7.625% due 01/15/2039	400	547
UAL Pass-Through Trust
10.400% due 05/01/2018	91	98
Union Pacific Corp.
4.163% due 07/15/2022	87	93
UST LLC
5.750% due 03/01/2018	1,100	1,268
Vale Overseas Ltd.
5.625% due 09/15/2019	400	423
8.250% due 01/17/2034	1,200	1,474

		23,743

UTILITIES 1.4%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300	348
BellSouth Corp.
4.463% due 04/26/2021	5,300	5,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TNK-BP Finance S.A.
6.625% due 03/20/2017	$100	$101

		5,846

Total Corporate Bonds & Notes (Cost $113,411)		111,050

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%
Transocean, Inc.
1.500% due 12/15/2037	1,600	1,586

Total Convertible Bonds & Notes (Cost $1,490)		1,586

MUNICIPAL BONDS & NOTES 4.5%

CALIFORNIA 1.8%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	130
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	500	568
Long Beach, California Unified School District General Obligation Notes, Series 2011
5.914% due 08/01/2025	3,500	3,982
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400	498
Southern California State Public Power Authority Revenue Bonds, (BABs), Series 2010
5.943% due 07/01/2040	1,800	2,103
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400	441

		7,722

COLORADO 1.2%
Denver, Colorado Public Schools Certificates of Participation Notes, Series 2011
6.220% due 12/15/2026	4,300	4,865

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,000	1,221
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	206

		1,427

NEVADA 0.0%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	124

NEW JERSEY 0.5%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	700	702
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,340

		2,042

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.6%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	$1,000	$1,153
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	113
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,213

		2,479

OHIO 0.0%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	77

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	300	369

Total Municipal Bonds & Notes (Cost $16,475)		19,105

U.S. GOVERNMENT AGENCIES 37.6%
Fannie Mae
0.585% due 07/25/2037	536	536
0.615% due 07/25/2037	563	563
0.635% due 09/25/2035	643	644
0.685% due 09/25/2035	429	430
0.975% due 03/25/2040	907	918
2.250% due 03/15/2016 (h)	5,600	5,887
4.000% due 06/01/2024 - 10/01/2025	6,000	6,341
4.500% due 04/01/2039 - 11/01/2041	83,000	88,086
5.000% due 02/25/2017 - 10/01/2041	21,250	22,889
5.500% due 09/01/2023 - 10/01/2041	834	905
6.000% due 10/01/2041	100	110
7.500% due 04/01/2024 - 11/01/2037	1,161	1,349
Freddie Mac
0.275% due 12/25/2036	30	30
0.379% due 07/15/2019	28	28
0.939% due 10/15/2037	238	241
4.500% due 10/01/2041	18,000	19,053
5.500% due 05/01/2023 - 01/01/2039	5,000	5,420
6.000% due 04/01/2040 - 10/01/2041	1,057	1,159
Ginnie Mae
6.000% due 12/15/2038	729	813
Small Business Administration
5.290% due 12/01/2027	132	146
5.720% due 01/01/2029	2,122	2,386
6.020% due 08/01/2028	2,151	2,445

Total U.S. Government Agencies (Cost $159,514)		160,379

U.S. TREASURY OBLIGATIONS 20.2%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (e)(h)	3,609	3,771
1.750% due 01/15/2028 (e)	1,726	2,002
2.000% due 01/15/2026 (e)(h)	2,504	2,981

110	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 02/15/2040 (e)(h)		$3,868	$4,933
2.125% due 02/15/2041 (e)		1,754	2,249
2.375% due 01/15/2027 (e)(h)		4,593	5,753
2.500% due 01/15/2029 (e)(h)		6,525	8,385
U.S. Treasury Notes
0.125% due 09/30/2013 (e)(h)		40,100	40,009
0.375% due 07/31/2013 (i)(e)		5,860	5,875
2.250% due 07/31/2018 (e)(h)(i)		3,700	3,910
2.625% due 08/15/2020 (e)		1,100	1,180
3.375% due 11/15/2019		500	568
3.500% due 05/15/2020 (h)		1,800	2,064
3.625% due 02/15/2020 (e)		1,100	1,272
3.625% due 02/15/2021		1,100	1,273

Total U.S. Treasury Obligations (Cost $85,686)			86,225

MORTGAGE-BACKED SECURITIES 5.1%
Arran Residential Mortgages Funding PLC
2.735% due 11/19/2047	EUR	3,725	4,986
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		$97	86
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 04/10/2049		853	866
Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037		13	7
2.670% due 03/25/2036		1,464	1,128
5.323% due 08/25/2035		843	789
Countrywide Alternative Loan Trust
0.395% due 02/25/2047		55	33
0.435% due 06/25/2037		194	121
1.242% due 02/25/2036		20	13
Countrywide Home Loan Mortgage Pass-Through Trust
2.774% due 02/20/2035		29	23
3.033% due 11/25/2034		23	18
5.500% due 11/25/2035		331	306
European Loan Conduit
1.685% due 05/15/2019	EUR	1,986	2,241
Granite Mortgages PLC
1.210% due 01/20/2044	GBP	44	66
1.305% due 09/20/2044		196	291
1.988% due 01/20/2044	EUR	29	37
GS Mortgage Securities Corp.
1.142% due 03/06/2020		$57	56
1.317% due 03/06/2020		1,000	993
GSR Mortgage Loan Trust
5.151% due 11/25/2035		45	41
Harborview Mortgage Loan Trust
0.400% due 12/19/2036		1,799	934
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		197	203
4.717% due 02/16/2046		300	310
JPMorgan Mortgage Trust
2.785% due 08/25/2034		462	398
5.018% due 02/25/2035		23	22
5.333% due 07/25/2035		350	336
5.750% due 01/25/2036		78	74
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.529% due 06/15/2022		1,131	1,105
Merrill Lynch Mortgage Investors, Inc.
5.272% due 09/25/2035		640	552
Morgan Stanley Capital
5.610% due 04/15/2049		326	337
Structured Adjustable Rate Mortgage Loan Trust
2.476% due 04/25/2035		546	389

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp.
2.655% due 10/25/2035		$797	$633
Titan Europe PLC
1.113% due 10/23/2016	GBP	1,574	2,050
WaMu Mortgage Pass-Through Certificates
0.972% due 01/25/2047		$58	34
2.838% due 09/25/2046		108	78
2.838% due 10/25/2046		113	78
Wells Fargo Mortgage-Backed Securities Trust
2.731% due 03/25/2036		1,106	890
5.447% due 12/25/2036		1,284	1,138

Total Mortgage-Backed Securities (Cost $23,498)			21,662

ASSET-BACKED SECURITIES 4.6%
Asset-Backed Securities Corp. Home Equity
0.510% due 09/25/2034		8	7
Bear Stearns Asset-Backed Securities Trust
0.315% due 10/25/2036		4	3
0.435% due 12/25/2036		600	344
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	1,500	2,008
Citibank Omni Master Trust
2.329% due 05/16/2016		$4,400	4,438
2.979% due 08/15/2018		1,700	1,780
Citigroup Mortgage Loan Trust, Inc.
0.295% due 07/25/2045		73	55
0.345% due 08/25/2036		17	15
Countrywide Asset-Backed Certificates
0.415% due 09/25/2036		119	94
Credit-Based Asset Servicing & Securitization LLC
0.355% due 07/25/2037		21	19
Driver One GmbH
2.247% due 09/21/2014	EUR	426	571
Duane Street CLO
0.519% due 11/08/2017		$3,202	3,019
HSBC Home Equity Loan Trust
0.380% due 03/20/2036		418	385
1.170% due 11/20/2036		1,300	1,269
Indymac Residential Asset-Backed Trust
0.365% due 04/25/2047		7	7
JPMorgan Mortgage Acquisition Corp.
0.295% due 03/25/2047		24	20
Morgan Stanley ABS Capital
0.285% due 07/25/2036		8	2
Octagon Investment Partners Ltd.
0.687% due 12/02/2016		1,680	1,596
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	1,246	1,600
3.479% due 05/16/2044		$458	477
3.500% due 08/17/2043		551	548
4.500% due 11/16/2043		188	180
6.229% due 07/15/2042		394	369
Soundview Home Equity Loan Trust
0.295% due 11/25/2036		12	3
Venture CDO Ltd.
0.473% due 07/22/2021		1,100	996

Total Asset-Backed Securities (Cost $20,399)			19,805

SOVEREIGN ISSUES 7.2%
Brazil Government International Bond
12.500% due 01/05/2022	BRL	300	188
Canada Government Bond
2.000% due 06/01/2016	CAD	100	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 09/01/2016	CAD	700	$711
3.000% due 12/01/2015		500	511
3.250% due 06/01/2021		1,000	1,046
Canada Housing Trust No. 1
2.750% due 09/15/2014		400	398
3.800% due 06/15/2021		600	624
Colombia Government International Bond
7.375% due 01/27/2017		$1,000	1,200
Export-Import Bank of Korea
4.000% due 01/29/2021		200	186
5.875% due 01/14/2015		600	641
Korea Finance Corp.
3.250% due 09/20/2016		600	580
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	310
Mexico Government International Bond
6.000% due 06/18/2015	MXN	10,700	797
6.050% due 01/11/2040		$100	114
Province of Ontario Canada
1.375% due 01/27/2014		100	101
4.000% due 06/02/2021	CAD	600	615
4.200% due 06/02/2020		100	105
4.300% due 03/08/2017		100	106
Province of Quebec Canada
2.750% due 08/25/2021		$15,300	15,216
4.500% due 12/01/2018	CAD	300	321
Russia Government International Bond
7.500% due 03/31/2030		$1,125	1,266
Societe Financement de l'Economie Francaise
0.450% due 07/16/2012		1,000	1,003
2.375% due 03/26/2012		200	201
Spain Government Bond
4.650% due 07/30/2025	EUR	3,200	3,903
Turkey Government International Bond
7.000% due 09/26/2016		$500	555

Total Sovereign Issues (Cost $31,255)			30,796

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
0.837% due 12/31/2049		2	15

Total Preferred Securities (Cost $21)			15

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 39.2%

CERTIFICATES OF DEPOSIT 0.7%
Banco Bradesco S.A.
1.955% due 01/24/2013		$300	302
Banco do Brasil S.A.
0.000% due 02/15/2012		1,400	1,392
Itau Unibanco Holding S.A.
0.000% due 12/12/2011		400	399
0.000% due 02/06/2012		900	896

			2,989

COMMERCIAL PAPER 0.3%
Vodafone Group PLC
0.880% due 01/19/2012		1,400	1,398

See Accompanying Notes	Semiannual Report	September 30, 2011	111

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011		$161	$161

(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 12/29/2011 valued at $165. Repurchase proceeds are $161.)

SHORT-TERM NOTES 0.3%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		700	698
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	600	459

			1,157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 1.1%
0.093% due 10/03/2011	JPY	350,000	$4,538

U.S. TREASURY BILLS 0.3%
0.008% due 10/27/2011 - 03/22/2012 (b)(e)(f)		$1,310	1,310

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 36.5%
		15,544,243	155,644

Total Short-Term Instruments (Cost $167,032)			167,197

MARKET VALUE (000S)
PURCHASED OPTIONS (k) 0.0%
(Cost $47)	$50

Total Investments 144.8% (Cost $618,828)	$617,870

Written Options (l) (0.1%) (Premiums $999)	(339)

Other Assets and Liabilities (Net) (44.7%)	(190,804)

Net Assets 100.0%	$426,727

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $37,161 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $20 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $16,614 at a weighted average interest rate of 0.028%. On September 30, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $28,437 and cash of $17,303 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
Russell 2000 Mini Index December Futures	Long	12/2011	4,642	$(14,743)

(i)	Centrally Cleared Swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $837 and cash of $80 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	$	5,900	$(1,631)	$198

(j)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.743%	$	500	$(13)	$(7)	$(6)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		1,200	(50)	(2)	(48)
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.931%		1,800	(74)	(5)	(69)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.743%		1,000	(26)	(10)	(16)
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.931%		1,800	(74)	(3)	(71)
Brazil Government International Bond	GST	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.931%		1,300	(54)	(2)	(52)
France Government Bond	BOA	0.250%	03/20/2016	1.755%		2,900	(183)	(88)	(95)
France Government Bond	GST	0.250%	03/20/2016	1.729%		3,900	(243)	(241)	(2)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		300	(22)	(11)	(11)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		700	(41)	(14)	(27)
France Government Bond	UAG	0.250%	09/20/2016	1.825%		100	(7)	(4)	(3)
General Electric Capital Corp.	BOA	1.000%	03/20/2016	3.026%		2,200	(178)	(23)	(155)
General Electric Capital Corp.	BRC	4.700%	12/20/2013	2.882%		1,700	69	0	69

112	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%	$	300	$10	$0	$10
General Electric Capital Corp.	CBK	4.850%	12/20/2013	2.882%		900	39	0	39
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.882%		900	37	0	37
Goldman Sachs Group, Inc.	BOA	1.000%	09/20/2016	3.283%		200	(20)	(4)	(16)
Indonesia Government International Bond	BOA	1.000%	06/20/2016	2.914%		800	(65)	(15)	(50)
Indonesia Government International Bond	BOA	1.000%	06/20/2021	3.372%		300	(53)	(22)	(31)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		600	(49)	(10)	(39)
Indonesia Government International Bond	CBK	1.000%	06/20/2016	2.914%		100	(8)	(2)	(6)
Indonesia Government International Bond	CBK	1.000%	06/20/2021	3.372%		100	(18)	(7)	(11)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		200	(35)	(14)	(21)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	2.914%		200	(16)	(3)	(13)
Indonesia Government International Bond	JPM	1.000%	06/20/2016	2.914%		100	(8)	(2)	(6)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	3.372%		600	(105)	(41)	(64)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		300	(52)	(21)	(31)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		300	(4)	4	(8)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		700	(10)	6	(16)
MetLife, Inc.	DUB	1.000%	03/20/2018	3.516%		1,000	(134)	(57)	(77)
MetLife, Inc.	JPM	1.000%	03/20/2016	3.308%		1,300	(120)	(31)	(89)
Mexico Government International Bond	BOA	1.000%	03/20/2021	2.300%		400	(41)	(17)	(24)
Mexico Government International Bond	CBK	1.000%	06/20/2016	1.928%		3,100	(127)	0	(127)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%		600	(22)	(4)	(18)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.928%		2,000	(82)	5	(87)
Mexico Government International Bond	HUS	1.000%	03/20/2016	1.880%		800	(30)	(6)	(24)
Mexico Government International Bond	MYC	1.000%	03/20/2016	1.880%		1,000	(37)	(6)	(31)
Prudential Financial, Inc.	GST	1.000%	09/20/2016	3.016%		700	(62)	(14)	(48)
Republic of Germany Government Bond	UAG	0.250%	06/20/2016	1.074%		1,300	(49)	(44)	(5)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.613%		4,200	(572)	(575)	3
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		1,000	(145)	(20)	(125)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		100	(11)	(7)	(4)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		1,300	8	15	(7)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		200	1	4	(3)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		400	4	2	2
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		200	1	3	(2)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		500	5	2	3
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		400	2	7	(5)

							$(2,677)	$(1,291)	$(1,386)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	2,700	$150	$350	$(200)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		1,000	56	130	(74)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		500	28	62	(34)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		1,800	110	223	(113)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		100	6	12	(6)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		193	1	0	1
CDX.IG-16 5-Year Index	BPS	1.000%	06/20/2016		3,700	(58)	0	(58)

						$294	$777	$(483)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Semiannual Report	September 30, 2011	113

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM	$	52,500	$119	$(191)	$310
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS	BRL	1,400	6	0	6
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BRC		300	2	1	1
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		100	1	0	1
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		100	2	0	2
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		100	3	(1)	4
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		400	0	0	0
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,300	1	(1)	2
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		200	1	0	1
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		400	6	0	6
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,400	23	1	22
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		1,700	27	2	25
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		3,700	57	5	52
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		1,100	18	(2)	20
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		500	8	1	7
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	6	1	5
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		800	16	1	15
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		3,500	69	4	65
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		3,800	82	5	77
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		5,000	96	7	89
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		7,500	153	5	148
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		800	(1)	(2)	1
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		400	0	(1)	1
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		600	1	0	1
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		500	1	0	1
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		200	1	0	1
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		400	4	0	4
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	4	0	4
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		300	7	0	7
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	5	1	4
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		1,200	32	6	26
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	3	1	2
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		3,900	93	0	93
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,600	46	11	35
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC	$	600	49	37	12
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		500	41	28	13
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		2,400	198	127	71
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	CBK		100	(27)	1	(28)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	DUB		200	(54)	(1)	(53)
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	2,600	0	(1)	1
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		800	16	(6)	22
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		900	49	5	44
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		200	(3)	0	(3)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		400	(6)	(1)	(5)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		300	(4)	0	(4)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BPS		50,000	2,230	360	1,870
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	DUB		50,000	2,229	373	1,856
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	GLM	GBP	2,300	83	16	67
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		4,200	152	35	117
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	UAG		1,900	69	22	47
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC	MXN	1,100	(1)	0	(1)

							$5,927	$849	$5,078

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	Russell 2000 Index	46,060	3-Month USD-LIBOR less a specified spread	$	171,562	10/17/2011	JPM	$ (37,667)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

114	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$80.000	11/25/2011	240	$2	$2
Put - CBOT U.S. Treasury 10-Year Note December Futures	96.000	11/25/2011	219	2	3
Put - CBOT U.S. Treasury 10-Year Note December Futures	100.000	11/25/2011	102	1	2

				$5	$7

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	5,900	$23	$40

Options on Securities

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 10/01/2041	FBF	$83.000	10/06/2011	$	30,000	$4	$0
Put - OTC Fannie Mae 4.000% due 11/01/2041	FBF	87.000	11/07/2011		11,000	1	0
Put - OTC Fannie Mae 4.000% due 12/01/2041	FBF	87.000	11/07/2011		8,600	1	0
Put - OTC Fannie Mae 4.500% due 12/01/2041	FBF	82.000	12/05/2011		30,000	4	0
Put - OTC Fannie Mae 4.500% due 12/01/2041	FBF	93.000	12/05/2011		30,000	3	0
Put - OTC Fannie Mae 4.500% due 12/01/2041	RYM	97.000	12/05/2011		10,000	1	1
Put - OTC Fannie Mae 5.000% due 12/01/2041	RYM	99.000	12/05/2011		15,000	2	2
Put - OTC Freddie Mac 4.500% due 12/05/2011	FBF	88.000	11/07/2011		18,000	2	0
Put - OTC Freddie Mac 5.500% due 11/07/2011	FBF	92.000	11/07/2011		5,000	1	0

						$19	$3

(l)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	29	$24	$(6)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	2,300	$5	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		2,600	15	(3)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		11,800	24	(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		3,300	12	(2)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	11	(1)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		4,800	34	(37)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	9	(1)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	9	(1)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,700	42	(4)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,100	45	(2)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	24	(1)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,000	23	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		6,600	69	(4)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,400	16	(1)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,800	32	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,600	45	(3)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	5	0
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		6,200	87	(83)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(2)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		8,700	121	(116)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		4,600	64	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		5,600	63	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		800	5	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		1,300	18	0

								$903	$(272)

See Accompanying Notes	Semiannual Report	September 30, 2011	115

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	800	$1	$0
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		1,500	1	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		1,000	1	(1)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		400	0	0

							$3	$(2)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium(6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	1,100	$6	$(4)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,000	5	(4)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		3,300	37	(33)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		1,600	17	(17)

						$65	$(58)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$300	$4	$(1)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	582	$60,300	$934
Sales	683	121,100	950
Closing Buys	(1,236)	(62,700)	(801)
Expirations	0	0	0
Exercised	0	(14,800)	(84)

Balance at 09/30/2011	29	$103,900	$999

(m)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	7,790	11/2011	HUS	$0	$(679)	$(679)
Sell	CAD	2	10/2011	CBK	0	0	0
Buy		2,804	10/2011	DUB	0	(152)	(152)
Sell		81	10/2011	GST	1	0	1
Sell		14	10/2011	MSC	0	0	0
Buy	CNY	649	11/2011	BRC	1	0	1
Buy		3,904	11/2011	CBK	10	0	10
Buy		3,214	11/2011	JPM	3	0	3
Buy		639	06/2012	BRC	0	0	0
Buy		3,178	06/2012	CBK	0	(5)	(5)
Buy		638	06/2012	DUB	0	(2)	(2)
Buy		5,115	06/2012	HUS	0	(3)	(3)
Buy		25,464	06/2012	JPM	0	(31)	(31)
Buy		639	06/2012	MSC	0	0	0
Buy	EUR	1,119	11/2011	CBK	0	(112)	(112)
Sell		1,361	11/2011	GST	7	0	7
Sell		1,081	11/2011	JPM	37	0	37
Sell		1,300	11/2011	RBC	23	0	23
Buy		320	11/2011	RYL	0	(34)	(34)
Sell		22,792	11/2011	RYL	2,063	0	2,063
Sell	GBP	2,985	12/2011	CBK	129	0	129
Sell	IDR	5,488,500	10/2011	HUS	6	0	6
Buy		2,613,010	01/2012	BOA	0	(13)	(13)

116	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	1,338,000	01/2012	DUB	$0	$(14)	$(14)
Buy		1,370,000	01/2012	HUS	0	(13)	(13)
Buy		648,000	01/2012	UAG	0	(6)	(6)
Buy		10,920,372	07/2012	HUS	0	(83)	(83)
Buy	INR	55,016	11/2011	UAG	0	(112)	(112)
Buy	JPY	299,948	10/2011	BOA	33	0	33
Sell		118	10/2011	BPS	0	0	0
Buy		819,629	10/2011	BRC	127	0	127
Buy		100	10/2011	CBK	0	0	0
Sell		1,469,529	10/2011	CBK	43	(593)	(550)
Sell		100	10/2011	FBL	0	0	0
Sell		100	10/2011	RYL	0	0	0
Buy	KRW	3,383,418	11/2011	JPM	0	(341)	(341)
Sell		950,666	11/2011	JPM	4	0	4
Buy	MXN	390	11/2011	DUB	0	(5)	(5)
Buy		37,241	11/2011	MSC	0	(481)	(481)
Buy	MYR	759	04/2012	JPM	0	(16)	(16)
Buy	PHP	6,719	11/2011	BRC	1	0	1
Buy		4,275	11/2011	CBK	0	(1)	(1)
Buy		2,202	11/2011	DUB	0	0	0
Buy		4,437	11/2011	JPM	1	0	1
Buy		30,731	03/2012	CBK	0	(8)	(8)
Buy		5,928	03/2012	HUS	0	(2)	(2)
Buy		2,808	03/2012	MSC	0	(1)	(1)
Buy	SGD	400	12/2011	RYL	0	(25)	(25)
Buy		1,801	12/2011	UAG	0	(117)	(117)
Sell		130	12/2011	UAG	1	0	1
Sell	TRY	180	10/2011	BRC	4	0	4
Sell		560	10/2011	CBK	0	0	0
Buy		2,303	10/2011	HUS	0	(135)	(135)
Sell		179	10/2011	JPM	4	0	4
Sell		186	10/2011	MSC	0	0	0
Buy	TWD	2,499	01/2012	BRC	0	(5)	(5)
Buy	ZAR	1,800	10/2011	GST	0	(43)	(43)
Buy		2,894	10/2011	HUS	0	(54)	(54)

					$2,498	$(3,086)	$(588)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$81,260	$201	$81,461
Industrials	0	23,645	98	23,743
Utilities	0	5,846	0	5,846
Convertible Bonds & Notes
Industrials	0	1,586	0	1,586
Municipal Bonds & Notes
California	0	7,722	0	7,722
Colorado	0	4,865	0	4,865
Illinois	0	1,427	0	1,427
Nevada	0	124	0	124
New Jersey	0	2,042	0	2,042
New York	0	2,479	0	2,479
Ohio	0	77	0	77
Texas	0	369	0	369
U.S. Government Agencies	0	160,379	0	160,379
U.S. Treasury Obligations	0	86,225	0	86,225
Mortgage-Backed Securities	0	21,662	0	21,662
Asset-Backed Securities	0	19,805	0	19,805
Sovereign Issues	0	30,796	0	30,796

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Preferred Securities
Banking & Finance	$0	$0	$15	$15
Short-Term Instruments
Certificates of Deposit	0	2,989	0	2,989
Commercial Paper	0	1,398	0	1,398
Repurchase Agreements	0	161	0	161
Short-Term Notes	0	1,157	0	1,157
Japan Treasury Bills	0	4,538	0	4,538
U.S. Treasury Bills	0	1,310	0	1,310
PIMCO Short-Term Floating NAV Portfolio	155,644	0	0	155,644
Purchased Options
Interest Rate Contracts	3	47	0	50
	$155,647	$461,909	$314	$617,870

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	165	0	165
Foreign Exchange Contracts	0	2,498	0	2,498
Interest Rate Contracts	0	5,370	0	5,370
	$0	$8,033	$0	$8,033

See Accompanying Notes	Semiannual Report	September 30, 2011	117

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(2,036)	$0	$(2,036)
Equity Contracts	(14,743)	(37,667)	0	(52,410)
Foreign Exchange Contracts	0	(3,086)	0	(3,086)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Interest Rate Contracts	$0	$(372)	$(59)	$(431)
	$(14,743)	$(43,161)	$(59)	$(57,963)

Totals	$140,904	$426,781	$255	$567,940

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,002	$0	$0	$(1)	$0	$0	$0	$(800)	$201	$0
Industrials	108	0	(4)	0	0	(6)	0	0	98	(6)
Asset-Backed Securities	3,073	0	0	8	0	(62)	0	(3,019)	0	0
Sovereign Issues	467	0	0	0	0	0	0	(467)	0	0
Preferred Securities
Banking & Finance	15	0	0	0	0	0	0	0	15	0

	$4,665	$0	$(4)	$7	$0	$(68)	$0	$(4,286)	$314	$(6)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(106)	$0	$0	$0	$0	$47	$0	$0	$(59)	$47

Totals	$4,559	$0	$(4)	$7	$0	$(21)	$0	$(4,286)	$255	$41

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$50	$50
Unrealized appreciation on foreign currency contracts	0	0	0	2,498	0	2,498
Unrealized appreciation on OTC swap agreements	0	165	0	0	5,172	5,337

	$0	$165	$0	$2,498	$5,222	$7,885

Liabilities:
Written options outstanding	$0	$2	$0	$0	$337	$339
Variation margin payable on financial derivative instruments (2)	0	0	11,146	0	103	11,249
Unrealized depreciation on foreign currency contracts	0	0	0	3,086	0	3,086
Unrealized depreciation on OTC swap agreements	0	2,034	37,667	0	94	39,795

	$0	$2,036	$48,813	$3,086	$534	$54,469

118	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(8)	$0	$(9)	$(17)
Net realized gain (loss) on futures contracts, written options and swaps	0	419	(21,412)	0	(13,262)	(34,255)
Net realized (loss) on foreign currency transactions	0	0	0	(354)	0	(354)

	$0	$419	$(21,420)	$(354)	$(13,271)	$(34,626)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(3)	$0	$0	$0	$4	$1
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(2,413)	(68,865)	0	5,707	(65,571)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(957)	0	(957)

	$(3)	$(2,413)	$(68,865)	$(957)	$5,711	$(66,527)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(14,743) and open centrally cleared swaps cumulative appreciation/(depreciation) of $198 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(476)	$568	$92
BPS	2,283	(1,730)	553
BRC	286	(510)	(224)
CBK	(635)	725	90
DUB	1,679	(1,860)	(181)
FBF	22	0	22
GLM	274	(210)	64
GST	(1,071)	270	(801)
HUS	(779)	670	(109)
JPM	(38,185)	34,930	(3,255)
MSC	(482)	(45)	(527)
MYC	368	(420)	(52)
RBC	92	0	92
RYL	1,874	(1,440)	434
RYM	3	0	3
SOG	5	0	5
UAG	(259)	0	(259)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	119

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 7.2%

BANKING & FINANCE 2.5%
Bank of America Corp.
5.650% due 05/01/2018	$200	$187
Bear Stearns Cos. LLC
7.250% due 02/01/2018	200	235
Goldman Sachs Group, Inc.
7.500% due 02/15/2019	200	223
Morgan Stanley
5.500% due 01/26/2020	200	185
SLM Corp.
5.000% due 04/15/2015	200	187
Weyerhaeuser Co.
7.375% due 10/01/2019	200	219

		1,236

INDUSTRIALS 4.2%
Altria Group, Inc.
9.250% due 08/06/2019	100	131
American Tower Corp.
5.050% due 09/01/2020	200	197
Anadarko Petroleum Corp.
8.700% due 03/15/2019	100	125
Anglo American Capital PLC
9.375% due 04/08/2014	200	231
Boston Scientific Corp.
6.000% due 01/15/2020	200	224

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dow Chemical Co.
8.550% due 05/15/2019	$100	$126
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021	200	201
Georgia-Pacific LLC
5.400% due 11/01/2020	200	206
NBCUniversal Media LLC
5.150% due 04/30/2020	200	219
Rogers Communications, Inc.
6.800% due 08/15/2018	200	242
Transocean, Inc.
6.000% due 03/15/2018	200	213

		2,115

UTILITIES 0.5%
Verizon Wireless Capital LLC
8.500% due 11/15/2018	200	267

Total Corporate Bonds & Notes (Cost $3,618)		3,618

U.S. GOVERNMENT AGENCIES 30.7%
Fannie Mae
3.500% due 10/01/2026 - 10/01/2041	3,000	3,108
4.000% due 10/01/2026 - 10/01/2041	4,000	4,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/01/2041	$4,500	$4,776
5.000% due 10/01/2041	2,000	2,152
5.500% due 10/01/2041	1,000	1,085

Total U.S. Government Agencies (Cost $15,324)		15,324

U.S. TREASURY OBLIGATIONS 57.8%
U.S. Treasury Bonds
3.750% due 08/15/2041	2,000	2,331
U.S. Treasury Notes
0.125% due 08/31/2013	2,000	1,995
0.500% due 08/15/2014	8,000	8,024
1.000% due 08/31/2016	5,000	5,016
1.500% due 08/31/2018	6,000	6,034
2.125% due 08/15/2021	5,400	5,500

Total U.S. Treasury Obligations (Cost $28,900)		28,900

Total Investments 95.7% (Cost $47,842)		$47,842

Other Assets and Liabilities (Net) 4.3%		2,158

Net Assets 100.0%		$50,000

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	OTC swap agreements outstanding on September 30, 2011:

Total Return Swaps on Indices

Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	eRAFI 1000 Index	40,129	1-Month USD-LIBOR less a specified spread	$	50,000	09/28/2012	BOA	$0

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,236	$0	$1,236
Industrials	0	2,115	0	2,115
Utilities	0	267	0	267
U.S. Government Agencies	0	15,324	0	15,324
U.S. Treasury Obligations	0	28,900	0	28,900
	$0	$47,842	$0	$47,842

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

120	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
AGFS Funding Co.
5.500% due 05/10/2017		$9,700	$8,524

Total Bank Loan Obligations (Cost $9,654)			8,524

CORPORATE BONDS & NOTES 20.0%

BANKING & FINANCE 14.7%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		2,000	1,907
Ally Financial, Inc.
3.751% due 06/20/2014		900	822
4.500% due 02/11/2014		900	826
6.000% due 12/15/2011		2,600	2,616
6.625% due 05/15/2012		2,800	2,835
7.500% due 12/31/2013		7,800	7,936
8.300% due 02/12/2015		2,000	1,982
American Express Co.
4.875% due 07/15/2013		1,500	1,576
American Express Credit Corp.
7.300% due 08/20/2013		1,700	1,862
ASB Finance Ltd.
1.585% due 02/13/2012	EUR	2,000	2,678
Barclays Bank PLC
0.531% due 03/23/2017		$1,000	901
BNP Paribas S.A.
0.646% due 04/08/2013		500	480
BPCE S.A.
2.019% due 02/07/2014		11,700	11,079
BRFkredit A/S
0.499% due 04/15/2013		8,400	8,406
CIT Group, Inc.
7.000% due 05/01/2014		183	187
7.000% due 05/01/2015		654	650
7.000% due 05/01/2016		546	531
7.000% due 05/01/2017		1,060	1,029
Citigroup, Inc.
0.607% due 06/09/2016		5,800	4,834
2.286% due 08/13/2013		12,800	12,668
4.750% due 05/31/2017	EUR	600	632
Credit Agricole S.A.
0.606% due 02/02/2012		$3,800	3,756
Credit Suisse USA, Inc.
6.125% due 11/15/2011		6,200	6,230
Dexia Credit Local
0.731% due 03/05/2013		5,300	5,288
2.000% due 03/05/2013		2,700	2,675
Dexia Credit Local S.A.
0.496% due 01/12/2012		5,200	5,199
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		2,100	2,112
General Electric Capital Corp.
0.501% due 12/28/2018		2,600	2,225
1.096% due 01/07/2014		5,800	5,730
Goldman Sachs Group, Inc.
0.449% due 02/06/2012		7,600	7,588
0.653% due 07/22/2015		400	358
0.805% due 03/22/2016		2,000	1,717
1.269% due 02/07/2014		9,900	9,493
HBOS PLC
0.531% due 09/06/2017		31,100	22,561
ING Bank NV
1.169% due 03/30/2012		4,400	4,395
1.737% due 06/09/2014		1,300	1,279

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
6.375% due 03/25/2013		$2,187	$2,138
Intesa Sanpaolo SpA
2.708% due 02/24/2014		1,800	1,622
JPMorgan Chase & Co.
3.150% due 07/05/2016		100	100
4.650% due 06/01/2014		7,200	7,630
JPMorgan Chase Bank N.A.
0.668% due 06/13/2016		700	643
Lloyds TSB Bank PLC
2.603% due 01/24/2014		4,200	4,091
Macquarie Bank Ltd.
2.600% due 01/20/2012		4,100	4,126
Merrill Lynch & Co., Inc.
2.077% due 09/14/2018	EUR	9,500	7,922
MetLife Institutional Funding II
1.146% due 04/04/2014		$8,700	8,696
Metropolitan Life Global Funding I
5.125% due 11/09/2011		4,325	4,343
Morgan Stanley
0.546% due 01/09/2014		800	726
0.729% due 10/15/2015		1,600	1,353
2.001% due 04/13/2016	EUR	1,000	1,104
National Australia Bank Ltd.
0.746% due 07/08/2014		$2,300	2,311
0.966% due 04/11/2014		7,300	7,282
Royal Bank of Scotland Group PLC
0.529% due 10/14/2016		6,700	4,776
2.625% due 05/11/2012		2,500	2,532
SLM Corp.
0.483% due 10/25/2011		10,650	10,601
1.858% due 06/17/2013	EUR	2,000	2,551
5.125% due 08/27/2012		$900	900
5.375% due 01/15/2013		500	500
Societe Generale S.A.
1.296% due 04/11/2014		500	448
Springleaf Finance Corp.
5.200% due 12/15/2011		1,400	1,379
SSIF Nevada LP
0.949% due 04/14/2014		11,700	11,708
UBS AG
1.253% due 01/28/2014		1,000	988
1.403% due 02/23/2012		10,700	10,729
Wachovia Corp.
0.619% due 10/15/2016		1,800	1,655
Wells Fargo & Co.
7.980% due 03/29/2049		2,600	2,691
Westpac Banking Corp.
1.099% due 03/31/2014 (f)		3,600	3,614
XL Capital Finance Europe PLC
6.500% due 01/15/2012		1,300	1,319

			257,521

INDUSTRIALS 3.7%
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014		4,600	4,638
Daimler Finance North America LLC
0.973% due 03/28/2014		13,300	13,311
1.543% due 09/13/2013		1,200	1,201
DISH DBS Corp.
6.625% due 10/01/2014		1,000	1,016
7.125% due 02/01/2016		200	203
7.750% due 05/31/2015		11,600	11,948
EOG Resources, Inc.
1.007% due 02/03/2014		4,400	4,439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hanson Australia Funding Ltd.
5.250% due 03/15/2013	$900	$913
HCA, Inc.
6.500% due 02/15/2020	300	294
HJ Heinz Co.
5.350% due 07/15/2013	8,300	8,946
Macy's Retail Holdings, Inc.
5.350% due 03/15/2012	400	406
8.125% due 07/15/2015	300	350
Masco Corp.
5.875% due 07/15/2012	700	713
MeadWestvaco Corp.
6.850% due 04/01/2012	1,000	1,010
Pemex Project Funding Master Trust
0.929% due 12/03/2012	3,600	3,600
Pulte Group, Inc.
5.250% due 01/15/2014	400	383
Seagate Technology HDD Holdings
6.375% due 10/01/2011	400	401
Telefonica Emisiones S.A.U.
0.594% due 02/04/2013	1,500	1,443
Time Warner Cable, Inc.
5.400% due 07/02/2012	3,600	3,717
Volkswagen International Finance NV
0.824% due 10/01/2012	4,300	4,309
Whirlpool Corp.
8.000% due 05/01/2012	1,000	1,039

		64,280

UTILITIES 1.6%
BellSouth Corp.
4.463% due 04/26/2021	18,000	18,330
Nextel Communications, Inc.
7.375% due 08/01/2015	200	190
NRG Energy, Inc.
8.250% due 09/01/2020	700	665
Qwest Corp.
3.597% due 06/15/2013	500	504
Vodafone Group PLC
5.350% due 02/27/2012	8,600	8,756

		28,445

Total Corporate Bonds & Notes (Cost $359,163)		350,246

MUNICIPAL BONDS & NOTES 0.9%

NEW JERSEY 0.9%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	15,200	15,258

Total Municipal Bonds & Notes (Cost $15,200)		15,258

U.S. GOVERNMENT AGENCIES 35.5%
Fannie Mae
0.355% due 03/25/2034	806	805
0.485% due 05/25/2037	2,205	2,199
0.585% due 03/25/2037 - 07/25/2037	2,732	2,731
0.595% due 03/25/2037	1,498	1,498
0.615% due 07/25/2037	2,310	2,311
0.635% due 05/25/2031 - 09/25/2035	3,163	3,165
0.645% due 09/25/2035	3,543	3,549
0.680% due 02/25/2037	2,967	2,974
0.865% due 05/25/2040	5,152	5,195

See Accompanying Notes	Semiannual Report	September 30, 2011	121

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.935% due 10/25/2037	$3,780	$3,818
0.955% due 06/25/2037	1,291	1,305
0.965% due 06/25/2040	19,074	19,279
0.975% due 03/25/2040	3,820	3,869
0.985% due 03/25/2038 - 01/25/2040	17,378	17,601
1.055% due 12/25/2039	2,989	3,032
1.135% due 07/25/2039	2,919	2,966
1.452% due 07/01/2044	174	175
2.000% due 09/21/2015 (g)	200	207
2.164% due 11/01/2035	309	321
2.199% due 04/01/2035	1,522	1,580
2.475% due 05/01/2022	3	3
2.570% due 12/01/2033	419	443
2.588% due 04/01/2018	8	8
4.000% due 06/01/2013 - 12/01/2015	2,186	2,309
4.286% due 11/01/2028	32	33
4.312% due 11/01/2027	25	26
4.373% due 04/01/2028	23	23
4.382% due 07/01/2028	22	23
4.488% due 11/01/2028	43	45
4.500% due 02/01/2039 - 10/01/2041	226,963	240,960
4.542% due 12/01/2036	1,020	1,070
4.738% due 09/01/2034	839	898
4.758% due 02/01/2027	3	3
5.000% due 02/25/2017 - 10/01/2041	153,241	164,897
5.500% due 12/01/2034	392	431
5.714% due 08/01/2029	21	22
6.000% due 06/01/2017 - 10/01/2041	22,478	24,684
7.000% due 02/01/2015 - 03/01/2015	252	267
7.500% due 09/01/2015 - 05/01/2016	237	260
8.000% due 03/01/2030 - 07/01/2031	90	106
Freddie Mac
0.529% due 02/15/2037	242	242
0.559% due 02/15/2037	608	608
0.569% due 02/15/2037	1,196	1,195
0.579% due 12/15/2030	199	199
0.629% due 06/15/2018	183	183
0.779% due 07/15/2041	14,342	14,416
0.799% due 06/15/2041	14,379	14,472
0.829% due 10/15/2037	1,094	1,101
0.839% due 07/15/2037	4,596	4,629
0.899% due 08/15/2037	4,568	4,610
0.929% due 08/15/2037	9,100	9,191
0.939% due 10/15/2037	2,241	2,264
0.949% due 05/15/2037 - 09/15/2037	9,988	10,091
0.979% due 08/15/2036	1,985	2,008
1.079% due 11/15/2039 - 12/15/2039	1,832	1,857
1.084% due 01/15/2038	2,864	2,901
1.452% due 02/25/2045	1,210	1,165
2.022% due 06/01/2022	6	6
2.319% due 12/01/2022	22	22
2.468% due 06/01/2035	1,798	1,893
3.280% due 07/01/2019	204	205
4.875% due 06/13/2018	100	120
5.500% due 07/01/2038	343	373
6.000% due 03/01/2016 - 02/01/2034	2,218	2,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 10/25/2043		$1,497	$1,750
8.500% due 04/01/2025		2	2
Ginnie Mae
0.630% due 09/20/2030		2	2
2.125% due 12/20/2022 - 12/20/2027		256	266
2.375% due 02/20/2026 - 02/20/2028		566	587
2.500% due 04/20/2041		23,031	23,837
2.625% due 08/20/2022 - 07/20/2027		1,043	1,083
3.500% due 07/20/2018		93	97
8.000% due 04/20/2030		106	125
NCUA Guaranteed Notes
0.674% due 10/07/2020		4,279	4,286

Total U.S. Government Agencies (Cost $620,478)			623,337

U.S. TREASURY OBLIGATIONS 8.3%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (d)(g)		11,874	12,266
0.500% due 04/15/2015 (d)(g)		24,188	25,173
0.625% due 07/15/2021 (g)		5,012	5,238
U.S. Treasury Notes
0.125% due 09/30/2013 (d)(g)		96,400	96,182
1.500% due 08/31/2018 (g)		4,700	4,729
2.625% due 08/15/2020 (g)		300	322
3.375% due 11/15/2019 (g)		200	227
3.500% due 05/15/2020 (g)		500	573
3.625% due 02/15/2020 (g)		200	231
3.625% due 02/15/2021 (g)		300	347

Total U.S. Treasury Obligations (Cost $145,247)			145,288

MORTGAGE-BACKED SECURITIES 3.3%
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		580	517
Bank Mart
4.567% due 03/01/2019 (k)		352	278
Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 04/25/2033		228	200
2.743% due 11/25/2034		1,495	1,187
2.750% due 01/25/2034		51	37
2.767% due 02/25/2033		50	40
2.957% due 01/25/2034		1,190	1,107
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		414	281
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036		1,328	797
4.719% due 12/26/2046		738	451
Citigroup Mortgage Loan Trust, Inc.
2.660% due 10/25/2035		2,949	2,330
2.660% due 12/25/2035		970	837
Countrywide Alternative Loan Trust
0.415% due 05/25/2047		1,203	658
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		215	171
2.590% due 06/25/2032		24	14
4.807% due 06/25/2032		9	8
Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022		10,190	9,785
Fund America Investors Corp.
2.336% due 06/25/2023		5	5
Granite Master Issuer PLC
0.330% due 12/20/2054		900	854
0.838% due 12/20/2054	GBP	945	1,378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Granite Mortgages PLC
1.210% due 01/20/2044	GBP	133	$198
1.305% due 09/20/2044		821	1,220
1.988% due 01/20/2044	EUR	161	205
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		$180	166
0.505% due 11/25/2045		417	239
GS Mortgage Securities Corp.
1.317% due 03/06/2020		2,300	2,284
GSR Mortgage Loan Trust
0.585% due 01/25/2034		157	151
Harborview Mortgage Loan Trust
0.420% due 01/19/2038		2,845	1,718
Impac CMB Trust
0.995% due 10/25/2033		49	39
1.235% due 07/25/2033		881	805
JPMorgan Mortgage Trust
5.148% due 09/25/2035		1,399	1,315
Lehman Mortgage Trust
0.555% due 08/25/2036		5,524	4,046
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		637	426
Morgan Stanley Capital
0.290% due 10/15/2020		243	241
Prime Mortgage Trust
0.635% due 02/25/2019		30	29
0.635% due 02/25/2034		281	261
Resecuritization Mortgage Trust
0.485% due 04/26/2021		1	1
Salomon Brothers Mortgage Securities, Inc.
2.762% due 12/25/2030		395	390
Structured Adjustable Rate Mortgage Loan Trust
2.535% due 09/25/2035		4,912	3,816
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		1,255	1,054
0.515% due 02/25/2036		661	347
9.153% due 06/25/2029		479	506
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020		1,978	1,736
0.319% due 09/15/2021		6,394	6,170
WaMu Mortgage Pass-Through Certificates
0.505% due 12/25/2045		628	502
0.525% due 10/25/2045		358	277
0.555% due 01/25/2045		4,949	3,879
1.242% due 02/25/2046		3,340	2,337
1.442% due 11/25/2042		124	102
1.642% due 06/25/2042		452	347
2.600% due 02/27/2034		1,194	1,129
Wells Fargo Mortgage-Backed Securities Trust
4.795% due 01/25/2035		941	871

Total Mortgage-Backed Securities (Cost $64,047)			57,742

ASSET-BACKED SECURITIES 4.0%
Aames Mortgage Investment Trust
1.810% due 01/25/2035		2,741	2,713
AFC Home Equity Loan Trust
0.785% due 06/25/2028		278	150
AMMC CDO
0.586% due 08/08/2017		3,351	3,209
Asset-Backed Funding Certificates
0.715% due 06/25/2035		3,571	3,477
Bear Stearns Asset-Backed Securities Trust
0.325% due 06/25/2047		254	245

122	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chase Funding Mortgage Loan Asset-Backed Certificates
0.975% due 10/25/2032		$162	$134
Chase Issuance Trust
1.847% due 09/15/2015		5,200	5,344
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	4,900	6,560
Citibank Omni Master Trust
2.329% due 05/16/2016		$7,500	7,565
2.979% due 08/15/2018		2,800	2,932
Citigroup Mortgage Loan Trust, Inc.
0.295% due 07/25/2045		1,899	1,423
Countrywide Asset-Backed Certificates
0.435% due 08/25/2034		2,219	1,939
Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 01/25/2032		254	195
Globaldrive BV
4.000% due 10/20/2016	EUR	31	42
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.494% due 08/07/2021		$7,300	6,903
HSBC Home Equity Loan Trust
0.500% due 01/20/2035		1,168	1,036
Illinois Student Assistance Commission
0.733% due 04/25/2017		2,856	2,849
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		49	36
Pacifica CDO Ltd.
0.513% due 01/26/2020		2,200	2,062
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		1,869	1,869
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	5,429	6,971
3.500% due 08/17/2043		$8,904	8,850
4.500% due 11/16/2043		845	809
6.229% due 07/15/2042		1,476	1,383
Wind River CLO Ltd.
0.680% due 12/19/2016		1,850	1,770

Total Asset-Backed Securities (Cost $72,566)			70,466

SOVEREIGN ISSUES 0.2%
Canada Housing Trust No. 1
2.750% due 09/15/2014	CAD	400	398
Hydro Quebec
0.625% due 09/29/2049		$1,200	939
Korea Development Bank
0.578% due 11/22/2012		2,200	2,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government Bond
4.900% due 07/30/2040	EUR	1,000	$1,144

Total Sovereign Issues (Cost $4,950)			4,652

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		72,000	27

Total Convertible Preferred Securities (Cost $0)			27

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
DG Funding Trust
0.837% due 12/31/2049		913	6,879

Total Preferred Securities (Cost $9,564)			6,879

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 51.4%

CERTIFICATES OF DEPOSIT 2.7%
Banco do Brasil S.A.
0.000% due 02/15/2012		$6,000	5,964
Intesa Sanpaolo SpA
0.750% due 01/19/2012		600	600
Itau Unibanco Holding S.A.
0.000% due 02/06/2012		12,100	12,041
Royal Bank of Scotland Group PLC
1.624% due 10/15/2012		29,100	29,109

			47,714

REPURCHASE AGREEMENTS 2.4%
Banc of America Securities LLC
0.090% due 10/03/2011		38,000	38,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $38,805. Repurchase proceeds are $38,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011		4,180	4,180
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $4,265. Repurchase proceeds are $4,180.)

			42,180

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.3%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		$3,300	$3,290
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	2,300	1,758

			5,048

JAPAN TREASURY BILLS 9.6%
0.096% due 10/03/2011 - 11/21/2011 (a)	JPY	13,050,000	169,184

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	19,000	1,365

U.S. TREASURY BILLS 0.9%
0.013% due 11/17/2011 - 03/22/2012 (a)(d)(e)		$15,705	15,702

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 35.4%
		61,931,603	620,121

Total Short-Term Instruments (Cost $898,751)			901,314

PURCHASED OPTIONS (i) 0.0%
(Cost $141)			110

Total Investments 124.5% (Cost $2,199,761)			$2,183,843

Written Options (j) (0.0%) (Premiums $668)			(121)

Other Assets and Liabilities (Net) (24.5%)			(429,573)

Net Assets 100.0%			$1,754,149

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $63,327 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $520 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $3,004 at a weighted average interest rate of -0.360%. On September 30, 2011, securities valued at $2,008 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Semiannual Report	September 30, 2011	123

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(g)	Securities with an aggregate market value of $51,994 and cash of $54,751 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
E-mini S&P 500 Index December Futures	Long	12/2011	20,958	$(41,496)
S&P 500 Index December Futures	Long	12/2011	968	(6,174)

				$(47,670)

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	6.156%	$	3,100	$(19)	$(15)	$(4)
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2013	1.686%		600	(6)	0	(6)
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	1.686%		1,800	(19)	0	(19)
Berkshire Hathaway Finance Corp.	FBF	0.850%	03/20/2013	1.686%		1,500	(18)	0	(18)
Berkshire Hathaway Finance Corp.	RYL	0.870%	03/20/2013	1.686%		1,500	(17)	0	(17)
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.786%		1,600	(47)	(9)	(38)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.786%		4,100	(121)	(48)	(73)
Brazil Government International Bond	BRC	1.000%	12/20/2015	1.824%		7,000	(230)	7	(237)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.734%		1,300	3	0	3
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.824%		4,600	(151)	7	(158)
Brazil Government International Bond	FBF	1.000%	12/20/2015	1.824%		15,000	(493)	90	(583)
Brazil Government International Bond	HUS	1.000%	03/20/2015	1.693%		7,900	(181)	(163)	(18)
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.693%		2,600	(60)	(56)	(4)
Brazil Government International Bond	MYC	1.000%	12/20/2015	1.824%		15,500	(510)	100	(610)
Brazil Government International Bond	UAG	1.000%	03/20/2015	1.693%		2,600	(60)	(56)	(4)
China Government International Bond	DUB	1.000%	09/20/2016	1.954%		26,600	(1,166)	181	(1,347)
Credit Agricole S.A.	DUB	3.000%	06/20/2016	5.304%	EUR	4,600	(555)	153	(708)
Credit Agricole S.A.	FBF	3.000%	06/20/2016	5.304%		3,400	(410)	106	(516)
France Government Bond	BOA	0.250%	12/20/2015	1.713%	$	11,700	(683)	(267)	(416)
France Government Bond	CBK	0.250%	09/20/2016	1.825%		24,500	(1,783)	(1,410)	(373)
France Government Bond	DUB	0.250%	12/20/2015	1.713%		18,900	(1,103)	(455)	(648)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		38,200	(2,230)	(892)	(1,338)
General Electric Capital Corp.	BPS	0.770%	03/20/2013	2.673%		1,400	(38)	0	(38)
General Electric Capital Corp.	BPS	4.600%	12/20/2013	2.882%		2,800	107	0	107
General Electric Capital Corp.	BPS	4.700%	12/20/2013	2.882%		600	24	0	24
General Electric Capital Corp.	BPS	1.000%	12/20/2015	3.003%		11,900	(905)	(497)	(408)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	2.882%		700	18	0	18
General Electric Capital Corp.	CBK	4.200%	12/20/2013	2.882%		1,300	38	0	38
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%		800	26	0	26
General Electric Capital Corp.	DUB	4.230%	12/20/2013	2.882%		900	27	0	27
General Electric Capital Corp.	MYC	0.750%	03/20/2013	2.673%		2,300	(63)	0	(63)
Indonesia Government International Bond	RYL	1.000%	12/20/2015	2.783%		14,600	(1,009)	(181)	(828)
Japan Government International Bond	BRC	1.000%	12/20/2015	1.312%		5,500	(68)	135	(203)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.312%		27,300	(336)	664	(1,000)
MBIA, Inc.	BOA	2.800%	12/20/2012	33.243%		600	(172)	0	(172)
MBIA, Inc.	DUB	3.400%	12/20/2012	33.243%		600	(169)	0	(169)
MetLife, Inc.	JPM	1.700%	03/20/2013	2.476%		1,000	(11)	0	(11)
Mexico Government International Bond	BRC	0.390%	01/20/2012	0.713%		5,000	(1)	0	(1)
Mexico Government International Bond	DUB	1.000%	12/20/2015	1.827%		17,700	(584)	16	(600)
Michigan State General Obligation Notes, Series 2003	GST	0.440%	03/20/2018	1.569%		1,400	(85)	0	(85)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		9,500	(9)	(118)	109
Prudential Financial, Inc.	BRC	1.800%	03/20/2013	2.111%		1,500	(6)	0	(6)
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	2.934%		5,800	(452)	(111)	(341)
Prudential Financial, Inc.	FBF	1.870%	03/20/2013	2.111%		900	(3)	0	(3)
Prudential Financial, Inc.	FBF	1.960%	03/20/2013	2.111%		2,500	(4)	0	(4)
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	2.111%		1,600	7	0	7
Prudential Financial, Inc.	RYL	1.900%	03/20/2013	2.111%		600	(1)	0	(1)
Prudential Financial, Inc.	RYL	2.350%	03/20/2013	2.111%		600	3	0	3
Republic of Germany Government Bond	GST	0.250%	03/20/2016	1.042%		5,500	(187)	(83)	(104)
SLM Corp.	BOA	5.000%	12/20/2011	3.364%		500	3	(35)	38
Spain Government International Bond	CBK	1.000%	06/20/2016	3.799%		8,000	(906)	(478)	(428)
U.S. Treasury Notes	HUS	0.250%	09/20/2016	0.496%	EUR	19,000	(295)	(484)	189

124	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.722%	$	500	$5	$3	$2
United Kingdom Gilt	GST	1.000%	03/20/2016	0.850%		3,300	23	55	(32)
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		200	1	3	(2)

							$(14,881)	$(3,838)	$(11,043)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	100	$5	$12	$(7)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		4,600	256	579	(323)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		2,000	122	260	(138)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		100	7	11	(4)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,815	8	0	8
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		1,156	2	0	2
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		3,858	31	0	31
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	2	0	2
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	8	0	8
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	21,700	(1,168)	(586)	(582)
MCDX-16 5-Year Index	GST	1.000%	06/20/2016	$	15,000	(556)	(309)	(247)

						$(1,282)	$(33)	$(1,249)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.360%	01/02/2012	BOA	BRL	6,600	$65	$25	$40
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		27,200	12	(20)	32
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		6,500	3	(2)	5
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		65,700	1,015	85	930
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		8,000	10	(10)	20
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC	$	8,000	660	522	138
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		8,000	660	520	140

							$2,425	$1,120	$1,305

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	S&P 500 Total Return Index	23,002	3-Month USD-LIBOR less a specified spread	$	46,497	12/08/2011	BOA	$(2,092)
Receive	S&P 500 Total Return Index	45,000	3-Month USD-LIBOR less a specified spread		86,886	12/30/2011	BOA	(1)
Receive	S&P 500 Index	102,037	3-Month USD-LIBOR plus a specified spread		224,081	01/31/2012	BOA	(27,179)

								$(29,272)

See Accompanying Notes	Semiannual Report	September 30, 2011	125

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index October Futures	$550.000	10/21/2011	4,400	$121	$110

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.500% due 12/01/2041	FBF	$93.000	12/05/2011	$	170,000	$20	$0

(j)	Written options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	12,700	$26	$(4)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.800%	10/11/2011		6,000	5	0
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		1,400	8	0
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,100	26	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		40,300	204	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		18,200	115	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		900	7	0
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	17,000	119	(7)

								$510	$(11)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date		Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	$	5,900	$30	$(22)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		5,700	62	(59)

						$92	$(81)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/12/2020	$1,700	$15	$(6)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	04/07/2020	4,900	44	(17)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%) [10] - Inflation Adjustment) or 0	03/10/2020	1,000	7	(6)

						$66	$(29)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2011	174	$59,100	EUR 38,700	$845
Sales	80	143,800	0	733
Closing Buys	(254)	(100,100)	(21,700)	(910)
Expirations	0	0	0	0
Exercised	0	0	0	0

Balance at 09/30/2011	0	$102,800	EUR 17,000	$668

126	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	4.567%	03/01/2019	07/07/1995 - 06/12/1997	$352	$278	0.02%

(l)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	40,184	11/2011	HUS	$0	$(3,501)	$(3,501)
Sell	CAD	2,983	10/2011	CBK	14	0	14
Buy		34,909	10/2011	DUB	0	(1,887)	(1,887)
Sell		1,027	10/2011	UAG	20	0	20
Buy	CNY	282	11/2011	BRC	0	0	0
Buy		1,699	11/2011	CBK	4	0	4
Buy		10,006	11/2011	HUS	7	0	7
Buy		10,518	11/2011	JPM	10	0	10
Buy		11,911	02/2012	BRC	0	(3)	(3)
Buy		6,426	02/2012	HUS	4	0	4
Buy		17,276	06/2012	BRC	0	(7)	(7)
Buy		6,995	06/2012	CBK	0	(9)	(9)
Buy		7,018	06/2012	DUB	0	(18)	(18)
Buy		24,974	06/2012	HUS	4	(10)	(6)
Buy		46,067	06/2012	JPM	8	(26)	(18)
Buy		1,278	06/2012	MSC	0	(1)	(1)
Buy		13,889	02/2013	CBK	0	(40)	(40)
Buy		7,572	02/2013	GST	0	(22)	(22)
Sell	EUR	96	10/2011	BPS	7	0	7
Buy		4,701	10/2011	BRC	0	(481)	(481)
Buy		5,434	10/2011	CBK	0	(232)	(232)
Sell		2,599	10/2011	DUB	182	0	182
Buy		3,800	10/2011	FBL	0	(274)	(274)
Sell		23,492	10/2011	FBL	1,331	0	1,331
Sell		4,700	10/2011	JPM	390	0	390
Sell		23,492	10/2011	MSC	1,266	0	1,266
Buy		4,756	10/2011	RYL	0	(391)	(391)
Sell	GBP	4,826	12/2011	CBK	208	0	208
Buy	IDR	4,970,000	10/2011	DUB	2	0	2
Sell		19,210,000	10/2011	HUS	20	0	20
Buy		10,492,000	10/2011	RYL	3	(3)	0
Buy		24,730,700	01/2012	CBK	0	(134)	(134)
Buy		19,314,600	07/2012	HUS	0	(146)	(146)
Buy	INR	239,116	07/2012	JPM	0	(436)	(436)
Buy	JPY	25,500	10/2011	BPS	8	0	8
Buy		181,872	10/2011	CBK	95	0	95
Sell		1,714,300	10/2011	CBK	0	(889)	(889)
Sell		2,754,200	10/2011	DUB	0	(1,561)	(1,561)
Sell		208,990	10/2011	FBL	0	(56)	(56)
Sell		4,524,300	10/2011	JPM	0	(648)	(648)
Sell		587,200	10/2011	UAG	0	(213)	(213)
Sell		4,000	11/2011	BOA	0	0	0
Sell		265,000	11/2011	BRC	18	0	18
Sell		933,000	11/2011	CBK	45	(4)	41
Sell		970,000	11/2011	DUB	61	0	61
Sell		1,294,000	11/2011	JPM	83	0	83
Sell		4,000	11/2011	UAG	0	0	0
Buy	KRW	14,132,800	11/2011	JPM	0	(1,426)	(1,426)
Sell		4,159,166	11/2011	JPM	17	0	17
Sell	MXN	8,150	11/2011	BRC	15	0	15
Buy		25,066	11/2011	HUS	0	(300)	(300)
Buy		213,428	11/2011	MSC	0	(2,590)	(2,590)
Sell		28,367	11/2011	MSC	63	0	63
Buy		9,549	11/2011	UAG	0	(114)	(114)
Sell		28,349	11/2011	UAG	65	0	65
Buy	MYR	3,922	04/2012	UAG	0	(81)	(81)

See Accompanying Notes	Semiannual Report	September 30, 2011	127

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	13,339	11/2011	BRC	$3	$0	$3
Buy		50,233	11/2011	CBK	4	(8)	(4)
Sell		26,166	11/2011	CBK	5	0	5
Buy		6,608	11/2011	DUB	0	0	0
Buy		4,392	11/2011	GST	0	0	0
Buy		21,904	11/2011	JPM	2	(4)	(2)
Buy		148,442	03/2012	CBK	0	(29)	(29)
Buy		14,694	03/2012	HUS	0	(5)	(5)
Buy		6,962	03/2012	MSC	0	(2)	(2)
Sell	SGD	518	12/2011	BRC	4	0	4
Buy		6,337	12/2011	CBK	0	(411)	(411)
Buy		1,700	12/2011	RYL	0	(107)	(107)
Buy		1,300	12/2011	UAG	0	(80)	(80)
Sell		648	12/2011	UAG	5	0	5
Sell	TRY	180	10/2011	BRC	4	0	4
Sell		1,493	10/2011	CBK	0	0	0
Buy		7,455	10/2011	HUS	0	(438)	(438)
Sell		179	10/2011	JPM	4	0	4
Sell		745	10/2011	MSC	1	0	1
Buy	TWD	11,041	01/2012	CBK	0	(24)	(24)
Buy	ZAR	25,766	10/2011	HUS	0	(482)	(482)
Sell		809	10/2011	JPM	0	0	0
Buy		1,520	01/2012	JPM	0	(23)	(23)

					$3,982	$(17,116)	$(13,134)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$8,524	$0	$8,524
Corporate Bonds & Notes
Banking & Finance	0	257,521	0	257,521
Industrials	0	64,280	0	64,280
Utilities	0	28,445	0	28,445
Municipal Bonds & Notes
New Jersey	0	15,258	0	15,258
U.S. Government Agencies	0	619,051	4,286	623,337
U.S. Treasury Obligations	0	145,288	0	145,288
Mortgage-Backed Securities	0	57,464	278	57,742
Asset-Backed Securities	0	70,466	0	70,466
Sovereign Issues	0	4,652	0	4,652
Convertible Preferred Securities
Industrials	0	0	27	27
Preferred Securities
Banking & Finance	0	0	6,879	6,879
Short-Term Instruments
Certificates of Deposit	0	47,714	0	47,714
Repurchase Agreements	0	42,180	0	42,180
Short-Term Notes	0	5,048	0	5,048
Japan Treasury Bills	0	169,184	0	169,184
Mexico Treasury Bills	0	1,365	0	1,365
U.S. Treasury Bills	0	15,702	0	15,702

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
PIMCO Short-Term Floating NAV Portfolio	$620,121	$0	$0	$620,121
Purchased Options
Equity Contracts	0	110	0	110
Interest Rate Contracts	0	0	0	0
	$620,121	$1,552,252	$11,470	$2,183,843

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	643	0	643
Foreign Exchange Contracts	0	3,982	0	3,982
Interest Rate Contracts	0	1,305	0	1,305
	$0	$5,930	$0	$5,930

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(12,935)	0	(12,935)
Equity Contracts	(47,671)	(29,271)	0	(76,942)
Foreign Exchange Contracts	0	(17,116)	0	(17,116)
Interest Rate Contracts	0	(11)	(110)	(121)
	$(47,671)	$(59,333)	$(110)	$(107,114)

Totals	$572,450	$1,498,849	$11,360	$2,082,659

128	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,207	$0	$(1,236)	$0	$397	$(368)	$0	$0	$0	$0
U.S. Government Agencies	4,659	0	(375)	0	0	1	0	0	4,286	1
Mortgage-Backed Securities	302	0	(27)	0	0	3	0	0	278	(2)
Asset-Backed Securities	6,507	0	(1,599)	13	64	(6)	0	(4,979)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	27	0	0	27	27
Preferred Securities
Banking & Finance	6,934	0	0	0	0	(55)	0	0	6,879	(55)
Short-Term Instruments
Short-Term Notes	1,789	0	0	0	0	0	0	(1,789)	0	0
	$21,398	$0	$(3,237)	$13	$461	$(398)	$0	$(6,768)	$11,470	$(29)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(195)	$0	$0	$0	$0	$85	$0	$0	$(110)	$85

Totals	$21,203	$0	$(3,237)	$13	$461	$(313)	$0	$(6,768)	$11,360	$56

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$110	$0	$0	$110
Unrealized appreciation on foreign currency contracts	0	0	0	3,982	0	3,982
Unrealized appreciation on OTC swap agreements	0	643	0	0	1,305	1,948

	$0	$643	$110	$3,982	$1,305	$6,040

Liabilities:
Written options outstanding	$0	$0	$0	$0	$121	$121
Variation margin payable on financial derivative instruments (2)	0	0	39,164	0	0	39,164
Unrealized depreciation on foreign currency contracts	0	0	0	17,116	0	17,116
Unrealized depreciation on OTC swap agreements	0	12,935	29,272	0	0	42,207

	$0	$12,935	$68,436	$17,116	$121	$98,608

See Accompanying Notes	Semiannual Report	September 30, 2011	129

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(153)	$0	$0	$(153)
Net realized gain (loss) on futures contracts, written options and swaps	0	1,938	(125,271)	0	1,034	(122,299)
Net realized (loss) on foreign currency transactions	0	0	0	(5,629)	0	(5,629)

	$0	$1,938	$(125,424)	$(5,629)	$1,034	$(128,081)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$56	$0	$(19)	$37
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(14,103)	(98,644)	0	1,419	(111,328)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(14,697)	0	(14,697)

	$0	$(14,103)	$(98,588)	$(14,697)	$1,400	$(125,988)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(47,670) as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(29,091)	$37,562	$8,471
BPS	(1,965)	1,800	(165)
BRC	(219)	0	(219)
CBK	(4,025)	3,841	(184)
DUB	(7,385)	5,785	(1,600)
FBF	(928)	814	(114)
FBL	1,001	(570)	431
GLM	(4)	70	66
GST	(821)	620	(201)
HUS	(5,311)	4,622	(689)
JPM	(2,464)	3,015	551
MSC	(1,263)	925	(338)
MYC	410	(880)	(470)
RYL	(3,752)	3,193	(559)
UAG	(448)	660	212

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

130	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 52.4%

BANKING & FINANCE 18.1%
American Express Co.
8.150% due 03/19/2038		$2,600	$3,736
American International Group, Inc.
5.850% due 01/16/2018		900	895
Anadarko Finance Co.
7.500% due 05/01/2031		900	1,071
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	2,000	2,603
6.000% due 01/22/2020		$1,300	1,404
Bank of America Corp.
5.650% due 05/01/2018		2,500	2,379
5.750% due 12/01/2017		500	470
7.625% due 06/01/2019		3,500	3,686
Barclays Bank PLC
7.434% due 09/29/2049		1,000	825
10.179% due 06/12/2021		740	794
Barrick International Barbados Corp.
6.350% due 10/15/2036		600	707
Bear Stearns Cos. LLC
6.400% due 10/02/2017		600	683
7.250% due 02/01/2018		700	827
BNP Paribas S.A.
5.186% due 06/29/2049		700	490
Cantor Fitzgerald LP
7.875% due 10/15/2019		600	626
Capital One Bank USA N.A.
8.800% due 07/15/2019		400	472
Capital One Capital VI
8.875% due 05/15/2040		1,700	1,737
Citigroup, Inc.
5.365% due 03/06/2036 (n)	CAD	700	497
5.875% due 05/29/2037		$2,100	2,019
6.625% due 06/15/2032		600	583
6.875% due 03/05/2038		2,800	3,057
8.125% due 07/15/2039		1,200	1,446
8.500% due 05/22/2019		400	484
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 12/29/2049		1,125	1,357
Credit Agricole S.A.
6.637% due 05/29/2049		200	116
Ford Motor Credit Co. LLC
7.500% due 08/01/2012		1,300	1,327
7.800% due 06/01/2012		1,300	1,333
General Electric Capital Corp.
5.875% due 01/14/2038		700	722
6.750% due 03/15/2032		2,900	3,327
6.875% due 01/10/2039		4,400	5,079
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		1,400	1,445
6.250% due 02/01/2041		500	489
7.500% due 02/15/2019		3,600	4,027
HBOS Capital Funding LP
6.071% due 06/29/2049		600	366
HBOS PLC
6.750% due 05/21/2018		1,900	1,623
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		900	883
HSBC Bank USA N.A.
7.000% due 01/15/2039		550	607
HSBC USA Capital Trust I
7.808% due 12/15/2026		350	336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ING Bank NV
1.737% due 06/09/2014	$2,600	$2,558
JPMorgan Chase & Co.
5.500% due 10/15/2040	200	213
5.600% due 07/15/2041	900	946
6.400% due 05/15/2038	3,200	3,670
Lehman Brothers Holdings, Inc.
7.500% due 05/11/2038 (a)	500	1
Merrill Lynch & Co., Inc.
6.110% due 01/29/2037	200	156
6.875% due 11/15/2018	1,700	1,708
Morgan Stanley
5.500% due 01/26/2020	1,100	1,013
6.625% due 04/01/2018	1,800	1,790
7.300% due 05/13/2019	400	413
New York Life Insurance Co.
6.750% due 11/15/2039	1,200	1,492
Pacific Life Insurance Co.
9.250% due 06/15/2039	1,500	2,025
Prudential Financial, Inc.
6.200% due 11/15/2040	800	827
6.625% due 12/01/2037	700	770
Rabobank Capital Funding Trust II
5.260% due 12/29/2049	2,400	2,293
Royal Bank of Scotland Group PLC
7.648% due 08/29/2049	2,700	1,768
Sallie Mae, Inc.
0.000% due 10/03/2022	655	473
SLM Corp.
5.625% due 08/01/2033	1,000	800
UBS AG
5.875% due 12/20/2017	100	103
Wachovia Bank N.A.
5.850% due 02/01/2037	750	783
6.600% due 01/15/2038	2,400	2,765
Weyerhaeuser Co.
7.375% due 03/15/2032	2,200	2,204

		83,299

INDUSTRIALS 23.4%
Alcoa, Inc.
5.950% due 02/01/2037	2,000	1,874
Altria Group, Inc.
9.250% due 08/06/2019	400	526
9.950% due 11/10/2038	1,900	2,721
Anadarko Petroleum Corp.
6.200% due 03/15/2040	2,100	2,199
Anheuser-Busch Cos., Inc.
6.450% due 09/01/2037	900	1,182
ArcelorMittal
7.000% due 10/15/2039	2,500	2,241
Baker Hughes, Inc.
5.125% due 09/15/2040	1,100	1,268
Barrick North America Finance LLC
5.700% due 05/30/2041	2,000	2,164
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	700	761
Cameron International Corp.
5.950% due 06/01/2041	1,300	1,466
Canadian Natural Resources Ltd.
6.250% due 03/15/2038	2,000	2,385
Caterpillar, Inc.
6.050% due 08/15/2036	400	514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cenovus Energy, Inc.
6.750% due 11/15/2039	$1,300	$1,610
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	900	986
Comcast Corp.
6.400% due 05/15/2038	2,450	2,837
6.400% due 03/01/2040	1,200	1,405
6.500% due 11/15/2035	200	232
6.950% due 08/15/2037	700	844
7.050% due 03/15/2033	600	736
Cox Communications, Inc.
8.375% due 03/01/2039	3,300	4,571
Crown Americas LLC
6.250% due 02/01/2021	3,825	3,844
CSX Corp.
6.150% due 05/01/2037	1,000	1,237
CVS Pass-Through Trust
7.507% due 01/10/2032	2,229	2,634
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	4,300	5,761
Devon Energy Corp.
7.950% due 04/15/2032	400	572
Devon Financing Corp. ULC
7.875% due 09/30/2031	400	563
DirecTV Holdings LLC
6.000% due 08/15/2040	1,100	1,181
Dow Chemical Co.
9.400% due 05/15/2039	2,100	3,261
Encana Corp.
6.500% due 08/15/2034	600	679
6.625% due 08/15/2037	800	929
Energy Transfer Partners LP
6.625% due 10/15/2036	500	517
7.500% due 07/01/2038	1,200	1,309
Enterprise Products Operating LLC
5.750% due 03/01/2035	200	209
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	982
8.625% due 04/28/2034	200	232
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,000	1,035
HJ Heinz Finance Co.
7.125% due 08/01/2039	1,700	2,384
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	400	408
6.500% due 02/01/2037	400	431
6.950% due 01/15/2038	900	1,009
Kraft Foods, Inc.
6.500% due 02/09/2040	300	369
Newmont Mining Corp.
6.250% due 10/01/2039	1,600	1,819
Petrobras International Finance Co.
6.875% due 01/20/2040	500	532
7.875% due 03/15/2019	1,700	1,989
Pfizer, Inc.
7.200% due 03/15/2039	2,670	3,923
Philip Morris International, Inc.
6.375% due 05/16/2038	700	908
Plains All American Pipeline LP
6.650% due 01/15/2037	100	111
Pride International, Inc.
7.875% due 08/15/2040	200	258
Rockies Express Pipeline LLC
6.875% due 04/15/2040	2,700	2,506

See Accompanying Notes	Semiannual Report	September 30, 2011	131

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RZD Capital Ltd.
5.739% due 04/03/2017	$1,000	$998
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	1,200	1,119
Suncor Energy, Inc.
6.500% due 06/15/2038	200	235
6.850% due 06/01/2039	800	978
Target Corp.
6.500% due 10/15/2037	500	656
Teck Resources Ltd.
6.000% due 08/15/2040	1,300	1,346
Tennessee Gas Pipeline Co.
7.625% due 04/01/2037	100	127
8.375% due 06/15/2032	2,400	3,175
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	600	750
Time Warner Cable, Inc.
6.550% due 05/01/2037	3,200	3,579
Time Warner, Inc.
6.250% due 03/29/2041	100	115
6.500% due 11/15/2036	2,469	2,819
TransCanada Pipelines Ltd.
6.200% due 10/15/2037	100	124
7.250% due 08/15/2038	300	410
7.625% due 01/15/2039	500	684
Transocean, Inc.
6.800% due 03/15/2038	1,900	1,977
7.500% due 04/15/2031	1,000	1,164
Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	844	951
United Technologies Corp.
6.125% due 07/15/2038	700	888
Vale Overseas Ltd.
6.250% due 01/23/2017	200	218
6.875% due 11/10/2039	2,800	3,038
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	1,100	1,266
5.625% due 04/15/2041	2,700	3,350
6.200% due 04/15/2038	900	1,168
Williams Cos., Inc.
7.500% due 01/15/2031	2,200	2,586
8.750% due 03/15/2032	222	292

		108,127

UTILITIES 10.9%
Appalachian Power Co.
6.700% due 08/15/2037	1,400	1,778
7.000% due 04/01/2038	100	135
AT&T Corp.
8.000% due 11/15/2031	238	334
AT&T, Inc.
5.350% due 09/01/2040	8,018	8,435
6.400% due 05/15/2038	200	233
6.550% due 02/15/2039	600	715
British Telecommunications PLC
9.875% due 12/15/2030	600	872
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	550
Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	912
EDF S.A.
6.950% due 01/26/2039	800	1,002
Entergy Arkansas, Inc.
5.660% due 02/01/2025	1,500	1,598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FirstEnergy Corp.
7.375% due 11/15/2031	$400	$496
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	2,900	3,188
France Telecom S.A.
8.500% due 03/01/2031	1,300	1,809
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	1,700	1,898
Indiana Michigan Power Co.
6.050% due 03/15/2037	500	599
Majapahit Holding BV
7.750% due 01/20/2020	900	1,004
MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	400	474
6.500% due 09/15/2037	1,600	2,013
NGPL PipeCo LLC
7.768% due 12/15/2037	2,100	2,091
Pacific Gas & Electric Co.
5.400% due 01/15/2040	2,000	2,249
6.050% due 03/01/2034	400	480
6.250% due 03/01/2039	200	249
PacifiCorp
6.000% due 01/15/2039	1,300	1,651
Progress Energy, Inc.
7.750% due 03/01/2031	400	551
PSEG Power LLC
8.625% due 04/15/2031	400	557
Sierra Pacific Power Co.
6.750% due 07/01/2037	1,000	1,358
Southern California Edison Co.
5.625% due 02/01/2036	200	248
6.000% due 01/15/2034	300	388
Telecom Italia Capital S.A.
7.721% due 06/04/2038	900	862
Verizon Communications, Inc.
6.900% due 04/15/2038	1,900	2,465
7.350% due 04/01/2039	2,400	3,257
Virginia Electric and Power Co.
8.875% due 11/15/2038	1,000	1,645
Vodafone Group PLC
6.150% due 02/27/2037	3,400	4,239

		50,335

Total Corporate Bonds & Notes (Cost $219,784)		241,761

MUNICIPAL BONDS & NOTES 7.1%

CALIFORNIA 1.9%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	1,300	1,693
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	700	843
7.550% due 04/01/2039	1,400	1,717
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.300% due 06/01/2037 (d)	170	109
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	1,200	1,416
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	1,100	1,278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	$100	$101
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	1,600	1,934

		9,091

CONNECTICUT 0.0%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	200	241

DISTRICT OF COLUMBIA 0.3%
District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	1,300	1,495

GEORGIA 0.2%
Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	700	740

ILLINOIS 0.2%
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	900	1,081

MICHIGAN 0.3%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	1,000	1,180

NEVADA 0.4%
Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	1,200	1,563
7.100% due 06/01/2039	200	222

		1,785

NEW YORK 1.5%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	1,200	1,481
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,900	2,420
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	1,000	1,180
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	1,400	1,760

		6,841

NORTH CAROLINA 0.1%
North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	300	343

OHIO 0.5%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,500	2,022

132	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	$100	$71

		2,093

TEXAS 1.3%
Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	1,500	1,670
North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	2,100	2,664
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	1,300	1,598

		5,932

UTAH 0.4%
Utah State Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	1,300	1,699

WASHINGTON 0.0%
King County, Washington General Obligation Bonds, Series 2008
4.750% due 01/01/2034	200	209

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	73

Total Municipal Bonds & Notes (Cost $27,194)		32,803

U.S. GOVERNMENT AGENCIES 19.4%
Fannie Mae
0.000% due 06/01/2017 (g)(j)	2,400	2,195
0.000% due 05/15/2030 - 11/15/2030 (j)	20,000	10,183
0.435% due 10/27/2037	400	398
3.980% due 07/01/2021	2,500	2,705
5.625% due 04/17/2028	100	131
6.000% due 04/18/2036	900	1,041
6.625% due 11/15/2030 (j)	4,500	6,725
7.125% due 01/15/2030 (j)	4,700	7,230
Federal Home Loan Bank
5.500% due 07/15/2036	700	910
Financing Corp.
0.000% due 12/27/2018	5,200	4,571
8.600% due 09/26/2019	1,470	2,183
Freddie Mac
5.000% due 04/15/2038	300	342
6.750% due 03/15/2031	2,800	4,262
Ginnie Mae
5.500% due 10/20/2037	372	434
Israel Government AID Bond
5.500% due 09/18/2023 - 09/18/2033	8,400	10,726
Residual Funding Corp. Principal Strip
0.000% due 07/15/2020 - 04/15/2030	22,100	14,667
Small Business Administration
5.290% due 12/01/2027	462	512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Valley Authority
0.000% due 01/15/2038	$9,914	$3,918
4.625% due 09/15/2060	1,300	1,589
4.875% due 01/15/2048	1,900	2,376
5.250% due 09/15/2039	3,500	4,514
5.375% due 04/01/2056	1,200	1,654
5.500% due 06/15/2038	1,600	2,117
5.880% due 04/01/2036	3,000	4,158

Total U.S. Government Agencies (Cost $76,207)		89,541

U.S. TREASURY OBLIGATIONS 21.7%
U.S. Treasury Bonds
3.500% due 02/15/2039 (i)	6,900	7,697
4.250% due 11/15/2040 (i)	7,052	8,946
4.375% due 11/15/2039	1,500	1,935
4.375% due 05/15/2041	700	907
4.500% due 05/15/2038	1,000	1,307
5.250% due 11/15/2028	3,000	4,102
5.250% due 02/15/2029	4,100	5,616
5.375% due 02/15/2031	2,600	3,670
6.250% due 08/15/2023 (i)	4,800	6,856
8.000% due 11/15/2021	2,800	4,380
U.S. Treasury Inflation Protected Securities (e)
1.750% due 01/15/2028 (g)	3,236	3,754
2.000% due 01/15/2026 (j)	171	203
2.375% due 01/15/2025	481	595
2.375% due 01/15/2027 (i)	3,137	3,929
3.875% due 04/15/2029 (j)	137	207
U.S. Treasury Strips
0.000% due 11/15/2024	6,400	4,562
0.000% due 08/15/2028 (g)(j)	22,000	13,654
0.000% due 05/15/2030	5,200	3,068
0.000% due 05/15/2032	1,100	591
0.000% due 11/15/2032 (j)	7,400	3,905
0.000% due 05/15/2034 (j)	600	300
0.000% due 11/15/2034 (j)	200	98
0.000% due 05/15/2037 (j)	300	135
0.000% due 05/15/2039 (j)	17,700	7,641
0.000% due 11/15/2040 (j)	21,200	8,731
0.000% due 02/15/2041	8,100	3,312

Total U.S. Treasury Obligations (Cost $91,944)		100,101

MORTGAGE-BACKED SECURITIES 2.8%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	1,200	1,339
Banc of America Large Loan, Inc.
1.979% due 11/15/2015	966	863
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.801% due 06/10/2049	336	341
Citigroup Mortgage Loan Trust, Inc.
2.736% due 03/25/2034	332	293
DBUBS Mortgage Trust
1.576% due 07/12/2044	2,453	2,397
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	1,900	2,024
5.444% due 03/10/2039	700	729
Indymac IMSC Mortgage Loan Trust
0.415% due 07/25/2047	278	136
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106% due 07/15/2046	1,200	1,227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		$1,900	$2,049
Structured Asset Mortgage Investments, Inc.
0.425% due 07/25/2046		125	67
0.455% due 05/25/2036		236	123
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037		44	44
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,300	1,341

Total Mortgage-Backed Securities (Cost $13,031)			12,973

ASSET-BACKED SECURITIES 0.3%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		783	759
SLM Student Loan Trust
1.753% due 04/25/2023		464	477

Total Asset-Backed Securities (Cost $1,234)			1,236

SOVEREIGN ISSUES 3.6%
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		1,600	1,668
6.500% due 06/10/2019		800	892
Brazil Government International Bond
10.250% due 01/10/2028	BRL	3,750	2,104
Canada Government Bond
2.750% due 06/01/2022	CAD	900	897
4.000% due 06/01/2041		600	714
5.000% due 06/01/2037		300	401
Colombia Government International Bond
6.125% due 01/18/2041		$1,200	1,366
Mexico Government International Bond
5.950% due 03/19/2019		2,800	3,192
6.050% due 01/11/2040		1,200	1,362
Province of Ontario Canada
4.600% due 06/02/2039	CAD	200	218
4.700% due 06/02/2037		900	987
Province of Quebec Canada
5.750% due 12/01/2036		1,000	1,233
Qatar Government International Bond
6.400% due 01/20/2040		$1,300	1,589

Total Sovereign Issues (Cost $15,552)			16,623

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (b)		463	10

Total Common Stocks (Cost $13)			10

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.6%

REPURCHASE AGREEMENTS 0.7%
Banc of America Securities LLC
0.090% due 10/03/2011		$2,000	2,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $2,043. Repurchase proceeds are $2,000.)

See Accompanying Notes	Semiannual Report	September 30, 2011	133

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 10/03/2011	$1,071	$1,071
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,094. Repurchase proceeds are $1,071.)

		3,071

U.S. TREASURY BILLS 0.4%
0.020% due 11/25/2011 - 03/29/2012 (c)(g)(h)	1,984	1,984

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 10.5%
4,848,344	$48,546

Total Short-Term Instruments (Cost $53,611)	53,601

PURCHASED OPTIONS (l) 0.0%
(Cost $37)	25

Total Investments 118.9% (Cost $498,607)	$548,674

Written Options (m) (0.1%) (Premiums $704)	(356)

Other Assets and Liabilities (Net) (18.8%)	(86,753)

Net Assets 100.0%	$461,565

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $2,994 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $720 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(i)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $10,996 at a weighted average interest rate of 0.128%. On September 30, 2011, securities valued at $25,198 were pledged as collateral for reverse repurchase agreements.
(j)	Securities with an aggregate market value of $33,097 and cash of $224 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	50	$31
90-Day Eurodollar March Futures	Long	03/2012	395	213
90-Day Eurodollar March Futures	Long	03/2013	170	174
E-mini S&P 500 Index December Futures	Long	12/2011	735	(936)
S&P 500 Index December Futures	Long	12/2011	1,272	(10,318)
U.S. Treasury 30-Year Bond December Futures	Long	12/2011	1	3
U.S. Treasury Ultra Long-Term Bond December Futures	Long	12/2011	50	806

				$(10,027)

(k)	OTC swap agreements outstanding on September 30, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BRC	MXN	26,800	$219	$19	$200

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Units	Financing Rate (1)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	S&P 500 Total Return Index	34,503	3-Month USD-LIBOR less a specified spread	$	69,745	12/08/2011	BOA	$(3,138)

(1)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

134	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(l)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index October Futures	$550.000	10/21/2011	920	$25	$23

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	5,000	$12	$2

(m)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$ 99.500	06/18/2012	35	$18	$(11)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	35	9	(19)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	106	30	(15)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	256	86	(174)

				$143	$(219)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	64,900	$259	$(106)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		5,000	29	(6)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		13,500	119	(10)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		2,600	13	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		13,600	102	0

								$522	$(122)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$4,300	$39	$(15)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	236	$63,800	$533
Sales	570	120,700	754
Closing Buys	(269)	(80,600)	(534)
Expirations	0	0	0
Exercised	(105)	0	(49)

Balance at 09/30/2011	432	$103,900	$704

(n)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011	$607	$497	0.11%

(o)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (2)
Fannie Mae	6.000%	10/01/2041	$1,000	$1,106	$(1,097)
U.S. Treasury Bonds	4.250%	11/15/2040	1,652	1,850	(2,127)

				$2,956	$(3,224)

(2)	Market value includes $31 of interest payable on short sales.

See Accompanying Notes	Semiannual Report	September 30, 2011	135

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(p)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	789	11/2011	BRC	$61	$0	$61
Sell		3,530	11/2011	HUS	308	0	308
Sell	CAD	1,936	11/2011	DUB	103	0	103
Sell		2,903	11/2011	RBC	166	0	166
Buy	CNY	207	11/2011	BRC	0	0	0
Buy		1,246	11/2011	CBK	3	0	3
Buy		767	11/2011	JPM	1	0	1
Buy		730	02/2012	DUB	1	0	1
Buy		13,542	02/2013	BRC	0	(51)	(51)
Buy		10,595	02/2013	DUB	0	(26)	(26)
Sell	EUR	1,050	10/2011	FBL	59	0	59
Sell		1,051	10/2011	MSC	57	0	57
Buy	INR	204,001	11/2011	BRC	0	(411)	(411)
Buy	KRW	5,241,480	11/2011	JPM	0	(529)	(529)
Buy	MXN	395	11/2011	DUB	0	(5)	(5)
Buy		55,053	11/2011	MSC	0	(712)	(712)
Buy		29,550	11/2011	UAG	0	(379)	(379)
Buy	PHP	52,824	03/2012	CBK	0	(14)	(14)
Buy	SGD	600	12/2011	RYL	0	(37)	(37)
Buy		2,556	12/2011	UAG	0	(167)	(167)

					$759	$(2,331)	$(1,572)

(q)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$83,299	$0	$83,299
Industrials	0	108,127	0	108,127
Utilities	0	50,335	0	50,335
Municipal Bonds & Notes
California	0	9,091	0	9,091
Connecticut	0	241	0	241
District of Columbia	0	1,495	0	1,495
Georgia	0	740	0	740
Illinois	0	1,081	0	1,081
Michigan	0	1,180	0	1,180
Nevada	0	1,785	0	1,785
New York	0	6,841	0	6,841
North Carolina	0	343	0	343
Ohio	0	2,093	0	2,093
Texas	0	5,932	0	5,932
Utah	0	1,699	0	1,699
Washington	0	209	0	209
West Virginia	0	73	0	73
U.S. Government Agencies	0	89,541	0	89,541
U.S. Treasury Obligations	0	100,101	0	100,101
Mortgage-Backed Securities	0	12,973	0	12,973
Asset-Backed Securities	0	477	759	1,236
Sovereign Issues	0	16,623	0	16,623
Common Stocks
Financials	10	0	0	10

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$3,071	$0	$3,071
U.S. Treasury Bills	0	1,984	0	1,984
PIMCO Short-Term Floating NAV Portfolio	48,546	0	0	48,546
Purchased Options
Equity Contracts	0	23	0	23
Interest Rate Contracts	0	2	0	2
	$48,556	$499,359	$759	$548,674

Short Sales, at value	$0	$(3,224)	$0	$(3,224)

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	0	759	0	759
Interest Rate Contracts	1,227	200	0	1,427
	$1,227	$959	$0	$2,186

Financial Derivative Instruments (7) - Liabilities
Equity Contracts	(11,254)	(3,138)	0	(14,392)
Foreign Exchange Contracts	0	(2,331)	0	(2,331)
Interest Rate Contracts	0	(341)	(15)	(356)
	$(11,254)	$(5,810)	$(15)	$(17,079)

Totals	$38,529	$491,284	$744	$530,557

136	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Asset-Backed Securities	$836	$0	$(62)	$0	$0	$(15)	$0	$0	$759	$(16)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(24)	$0	$0	$0	$0	$9	$0	$0	$(15)	$9

Totals	$812	$0	$(62)	$0	$0	$(6)	$0	$0	$744	$(7)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$23	$0	$2	$25
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	98	98
Unrealized appreciation on foreign currency contracts	0	0	0	759	0	759
Unrealized appreciation on OTC swap agreements	0	0	0	0	200	200

	$0	$0	$23	$759	$300	$1,082

Liabilities:
Written options outstanding	$0	$0	$0	$0	$356	$356
Variation margin payable on financial derivative instruments (2)	0	0	10,749	0	25	10,774
Unrealized depreciation on foreign currency contracts	0	0	0	2,331	0	2,331
Unrealized depreciation on OTC swap agreements	0	0	3,138	0	0	3,138

	$0	$0	$13,887	$2,331	$381	$16,599

See Accompanying Notes	Semiannual Report	September 30, 2011	137

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(64)	$0	$0	$(64)
Net realized gain (loss) on futures contracts, written options and swaps	0	283	(51,927)	0	1,066	(50,578)
Net realized gain on foreign currency transactions	0	0	0	892	0	892

	$0	$283	$(51,991)	$892	$1,066	$(49,750)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$30	$0	$(34)	$(4)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(162)	(19,246)	0	1,577	(17,831)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,854)	0	(1,854)

	$0	$(162)	$(19,216)	$(1,854)	$1,543	$(19,689)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(10,027) as reported in the Notes to Schedule of Investments.

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3,138)	$1,778	$(1,360)
BRC	(182)	0	(182)
CBK	(26)	(20)	(46)
DUB	(33)	270	237
FBL	59	0	59
GLM	(4)	20	16
HUS	308	(280)	28
JPM	(528)	376	(152)
MSC	(655)	(65)	(720)
MYC	0	(30)	(30)
RBC	166	0	166
RYL	(47)	0	(47)
UAG	(546)	550	4

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

138	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Total Return Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%
Petroleum Export Ltd.
3.351% due 12/07/2012	$942	$939

Total Bank Loan Obligations (Cost $942)		939

CORPORATE BONDS & NOTES 22.3%

BANKING & FINANCE 13.1%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	300	318
Ally Financial, Inc.
3.478% due 02/11/2014	300	276
3.751% due 06/20/2014	700	639
4.500% due 02/11/2014	700	642
6.000% due 12/15/2011	149	150
6.625% due 05/15/2012	100	101
6.750% due 12/01/2014	400	388
6.875% due 08/28/2012	200	204
7.500% due 09/15/2020	100	91
American Express Bank FSB
5.500% due 04/16/2013	500	528
5.550% due 10/17/2012	300	313
American Express Centurion Bank
6.000% due 09/13/2017	1,000	1,125
American Express Credit Corp.
5.875% due 05/02/2013	300	318
American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	200	201
American General Institutional Capital
8.125% due 03/15/2046	100	93
American International Group, Inc.
5.050% due 10/01/2015	500	490
5.850% due 01/16/2018	2,300	2,287
6.400% due 12/15/2020	2,100	2,146
Banco do Brasil S.A.
2.947% due 07/02/2014	300	302
Banco Santander Brasil S.A.
2.450% due 03/18/2014	700	678
4.250% due 01/14/2016	400	378
4.500% due 04/06/2015	500	485
Banco Santander Chile
1.850% due 01/19/2016	1,000	905
Bank of America Corp.
0.616% due 08/15/2016	100	76
1.673% due 01/30/2014	1,300	1,178
6.500% due 08/01/2016	1,000	995
8.000% due 12/29/2049	200	170
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	100
Bank of Montreal
2.850% due 06/09/2015	100	106
Bank of Nova Scotia
1.650% due 10/29/2015	200	202
Barclays Bank PLC
5.450% due 09/12/2012	3,000	3,076
6.050% due 12/04/2017	600	552
BBVA Bancomer S.A.
4.500% due 03/10/2016	200	188
6.500% due 03/10/2021	200	186
7.250% due 04/22/2020	500	489
Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,820
BNP Paribas S.A.
0.646% due 04/08/2013	300	288
1.146% due 01/10/2014	1,000	933
5.000% due 01/15/2021	500	491

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.186% due 06/29/2049		$1,200	$840
BPCE S.A.
2.375% due 10/04/2013		100	97
Capital One Capital V
10.250% due 08/15/2039		500	511
CIT Group, Inc.
5.250% due 04/01/2014		100	97
7.000% due 05/01/2014		24	24
7.000% due 05/01/2015		142	141
7.000% due 05/01/2016		70	68
7.000% due 05/01/2017		99	96
Citigroup, Inc.
1.696% due 01/13/2014		600	584
2.286% due 08/13/2013		200	198
5.500% due 04/11/2013		1,500	1,545
6.000% due 08/15/2017		1,900	2,020
8.500% due 05/22/2019		100	121
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		300	296
Deutsche Bank AG
2.237% due 09/22/2015	EUR	800	954
Dexia Credit Local
2.000% due 03/05/2013		$2,200	2,180
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		700	704
7.250% due 10/25/2011		1,800	1,802
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	271
General Electric Capital Corp.
5.500% due 09/15/2067		2,000	2,170
5.875% due 01/14/2038		$500	515
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		400	415
6.250% due 09/01/2017		1,200	1,252
ING Bank NV
1.737% due 06/09/2014		300	295
2.500% due 01/14/2016		100	100
International Lease Finance Corp.
4.750% due 01/13/2012		100	100
5.000% due 09/15/2012		200	196
6.750% due 09/01/2016		2,300	2,317
Intesa Sanpaolo SpA
2.708% due 02/24/2014		500	451
JPMorgan Chase & Co.
6.000% due 01/15/2018		400	446
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,300	1,369
JPMorgan Chase Capital XX
6.550% due 09/15/2066		100	102
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	700	950
LBG Capital No.1 PLC
8.000% due 12/29/2049		$300	202
Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		1,800	443
Lloyds TSB Bank PLC
2.603% due 01/24/2014		1,300	1,266
4.875% due 01/21/2016		100	99
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		700	673
6.050% due 08/15/2012		1,200	1,211
6.400% due 08/28/2017		700	680
6.875% due 04/25/2018		1,000	1,003
MetLife, Inc.
6.400% due 12/15/2066		300	268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley
2.786% due 05/14/2013		$300	$290
National Australia Bank Ltd.
5.350% due 06/12/2013		400	423
Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	557
Qatari Diar Finance QSC
5.000% due 07/21/2020		200	214
Resona Bank Ltd.
5.850% due 09/29/2049		200	197
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		1,800	1,823
6.990% due 10/29/2049		700	448
Santander UK PLC
1.833% due 10/10/2017	EUR	1,400	1,618
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$700	694
SLM Corp.
5.891% due 01/31/2014		1,100	1,048
6.250% due 01/25/2016		100	99
Springleaf Finance Corp.
4.875% due 07/15/2012		200	188
6.900% due 12/15/2017		700	508
State Bank of India
4.500% due 10/23/2014		400	410
4.500% due 07/27/2015		1,000	1,003
State Street Capital Trust IV
1.347% due 06/01/2077		100	69
Temasek Financial I Ltd.
4.300% due 10/25/2019		300	322
UBS AG
2.250% due 08/12/2013		3,700	3,636
5.750% due 04/25/2018		200	207
5.875% due 12/20/2017		400	413
USB Capital IX
3.500% due 10/29/2049		100	71
Wells Fargo & Co.
7.980% due 03/29/2049		1,400	1,449
Weyerhaeuser Co.
7.375% due 03/15/2032		1,400	1,403

			70,070

INDUSTRIALS 7.2%
Alcoa, Inc.
6.150% due 08/15/2020		200	203
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		1,700	1,785
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014		1,400	1,412
AstraZeneca PLC
5.900% due 09/15/2017		300	359
Braskem Finance Ltd.
5.750% due 04/15/2021		300	277
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,400	1,497
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		600	412
Codelco, Inc.
6.150% due 10/24/2036		100	122
Cox Communications, Inc.
7.125% due 10/01/2012		2,000	2,119
CSN Resources S.A.
6.500% due 07/21/2020		900	945

See Accompanying Notes	Semiannual Report	September 30, 2011	139

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
1.543% due 09/13/2013	$400	$400
7.300% due 01/15/2012	1,700	1,730
Deutsche Telekom International Finance BV
5.875% due 08/20/2013	1,500	1,606
Dow Chemical Co.
4.850% due 08/15/2012	1,100	1,133
6.000% due 10/01/2012	100	105
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	200	198
General Mills, Inc.
5.250% due 08/15/2013	700	755
Gerdau Trade, Inc.
5.750% due 01/30/2021	700	670
Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	100	119
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	2,800	2,914
5.950% due 02/15/2018	1,300	1,483
Kraft Foods, Inc.
6.125% due 02/01/2018	500	588
Novatek Finance Ltd.
5.326% due 02/03/2016	200	198
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	300	300
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	1,600	1,754
Peabody Energy Corp.
7.875% due 11/01/2026	100	110
Philip Morris International, Inc.
6.375% due 05/16/2038	200	259
Plains All American Pipeline LP
4.250% due 09/01/2012	2,350	2,416
President and Fellows of Harvard College
6.000% due 01/15/2019	400	501
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	500	511
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,600	1,473
Rohm and Haas Co.
6.000% due 09/15/2017	400	453
Time Warner Cable, Inc.
6.200% due 07/01/2013	1,700	1,837
Transocean, Inc.
4.950% due 11/15/2015	200	211
Union Pacific Corp.
4.163% due 07/15/2022	700	750
UnitedHealth Group, Inc.
4.875% due 02/15/2013	300	315
UST LLC
6.625% due 07/15/2012	3,000	3,124
Vale Overseas Ltd.
5.625% due 09/15/2019	600	634
6.875% due 11/10/2039	400	434
Vivendi S.A.
5.750% due 04/04/2013	800	845
Xerox Corp.
5.500% due 05/15/2012	1,300	1,337

		38,294

UTILITIES 2.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	100	116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AT&T, Inc.
6.700% due 11/15/2013	$2,000	$2,223
Cleco Power LLC
6.000% due 12/01/2040	700	836
Duke Energy Corp.
5.650% due 06/15/2013	1,700	1,815
Enel Finance International NV
6.800% due 09/15/2037	400	375
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	1,200	1,339
Qwest Corp.
7.625% due 06/15/2015	500	538
8.875% due 03/15/2012	1,100	1,140
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	300	332
Tampa Electric Co.
6.875% due 06/15/2012	1,400	1,454
TNK-BP Finance S.A.
6.125% due 03/20/2012	100	102
6.625% due 03/20/2017	300	300

		10,570

Total Corporate Bonds & Notes (Cost $120,336)		118,934

MUNICIPAL BONDS & NOTES 3.4%

CALIFORNIA 1.2%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	130
6.918% due 04/01/2040	1,100	1,415
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	120
7.550% due 04/01/2039	100	123
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	114
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,189
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	708
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	800	901
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	265	205
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	551

		6,562

ILLINOIS 0.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,600	1,953
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	841

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	$200	$206
Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	218

		3,218

IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	578

NEVADA 0.0%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	124

NEW JERSEY 0.3%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,340

NEW YORK 0.5%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,200	1,384
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	113
New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,212

		2,709

NORTH CAROLINA 0.1%
North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	228

OHIO 0.4%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,422
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	900	633

		2,055

TEXAS 0.1%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	600	738

WEST VIRGINIA 0.1%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	565	411

Total Municipal Bonds & Notes (Cost $16,256)		17,963

U.S. GOVERNMENT AGENCIES 32.3%
Fannie Mae
0.295% due 12/25/2036	111	111
0.585% due 07/25/2037 - 03/25/2044	1,090	1,078

140	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.615% due 07/25/2037	$740	$741
0.635% due 09/25/2035	571	572
0.645% due 09/25/2035	1,071	1,073
0.955% due 06/25/2037	1,179	1,192
0.965% due 06/25/2040	3,187	3,221
0.975% due 03/25/2040	1,230	1,246
1.452% due 07/01/2044	54	55
2.000% due 09/21/2015	200	207
2.250% due 03/15/2016 (d)(f)	6,700	7,044
2.306% due 08/01/2033	53	56
2.373% due 09/01/2033	161	169
2.393% due 05/25/2035	38	39
2.963% due 06/01/2033	217	223
3.297% due 01/01/2036	99	104
3.397% due 05/01/2036	7	8
4.000% due 07/01/2025 - 10/01/2041	47,566	49,950
4.500% due 01/01/2023 - 10/01/2041	55,188	58,594
4.542% due 12/01/2036	35	37
4.738% due 09/01/2034	34	36
5.000% due 04/25/2033 - 06/01/2035	8,468	9,152
5.500% due 01/01/2021 - 07/01/2035	2,816	3,075
6.000% due 08/01/2036 - 02/01/2038	2,535	2,791
6.500% due 10/01/2035 - 10/01/2036	507	566
7.000% due 09/01/2013	1	1
FDIC Structured Sale Guaranteed Notes
0.721% due 11/29/2037	1,336	1,328
Freddie Mac
0.799% due 06/15/2041	959	965
0.929% due 08/15/2037	730	737
0.939% due 10/15/2037	191	193
0.949% due 05/15/2037 - 09/15/2037	804	812
1.452% due 02/25/2045	42	40
2.375% due 02/01/2024	16	17
2.480% due 03/01/2034	227	239
4.500% due 10/01/2041	24,000	25,402
4.875% due 06/13/2018	100	120
5.500% due 08/15/2030 - 07/01/2038	516	560
8.000% due 01/01/2017	3	3
Ginnie Mae
2.375% due 03/20/2027	3	3
8.000% due 02/15/2030	2	2
Small Business Administration
5.520% due 06/01/2024	768	851

Total U.S. Government Agencies (Cost $170,209)		172,613

U.S. TREASURY OBLIGATIONS 17.6%
U.S. Treasury Inflation Protected Securities (b)
0.625% due 07/15/2021 (d)(f)(g)	5,714	5,971
1.750% due 01/15/2028 (d)(f)	3,667	4,255
2.000% due 01/15/2026 (d)(f)	2,732	3,252
2.125% due 02/15/2040 (e)	2,927	3,733
2.125% due 02/15/2041 (d)	2,063	2,646
2.375% due 01/15/2025	959	1,186
2.375% due 01/15/2027 (d)(f)	2,353	2,947
2.500% due 01/15/2029	11,050	14,201
3.875% due 04/15/2029 (f)	2,474	3,728
U.S. Treasury Notes
1.375% due 09/30/2018 (d)(f)	4,300	4,285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 07/31/2016 (e)		$2,397	$2,459
1.500% due 08/31/2018		100	101
2.250% due 07/31/2018 (d)		1,900	2,008
2.625% due 08/15/2020 (d)(f)(g)		7,800	8,367
2.625% due 11/15/2020		7,200	7,711
3.375% due 11/15/2019		600	681
3.500% due 05/15/2020 (f)		2,100	2,408
3.625% due 02/15/2020 (f)		1,500	1,734
3.625% due 02/15/2021 (d)(f)(g)		19,500	22,562

Total U.S. Treasury Obligations (Cost $93,001)			94,235

MORTGAGE-BACKED SECURITIES 4.1%
American Home Mortgage Investment Trust
2.218% due 02/25/2045		156	125
Arran Residential Mortgages Funding PLC
2.935% due 05/16/2047	EUR	1,000	1,332
Banc of America Funding Corp.
2.717% due 05/25/2035		$258	258
5.747% due 01/20/2047		337	227
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		193	173
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		16	16
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.634% due 04/10/2049		1,279	1,299
5.921% due 05/10/2045		400	440
BCRR Trust
5.858% due 07/17/2040		500	552
Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 04/25/2033		2	2
2.750% due 01/25/2034		3	2
2.957% due 01/25/2034		83	77
Bear Stearns Alt-A Trust
2.599% due 05/25/2035		683	502
2.772% due 09/25/2035		150	102
Citigroup Mortgage Loan Trust, Inc.
2.500% due 12/25/2035		88	76
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		200	211
Countrywide Alternative Loan Trust
0.415% due 05/25/2047		380	208
6.000% due 10/25/2033		37	36
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		91	68
2.774% due 02/20/2035		696	542
Credit Suisse First Boston Mortgage Securities Corp.
1.836% due 05/25/2032		1	1
European Loan Conduit
1.685% due 05/15/2019	EUR	60	68
Extended Stay America Trust
2.950% due 11/05/2027		$985	972
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		220	176
Granite Master Issuer PLC
0.330% due 12/20/2054		225	213
0.838% due 12/20/2054	GBP	270	394
Granite Mortgages PLC
1.210% due 01/20/2044		44	66
1.305% due 09/20/2044		274	407
1.988% due 01/20/2044	EUR	44	56
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		$60	55
0.315% due 01/25/2047 (a)		64	60

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$100	$106
5.444% due 03/10/2039		100	104
GS Mortgage Securities Corp.
1.317% due 03/06/2020		1,000	993
GSR Mortgage Loan Trust
2.428% due 06/25/2034		207	168
5.151% due 11/25/2035		358	328
5.211% due 11/25/2035		882	748
6.000% due 03/25/2037		120	110
Impac CMB Trust
1.235% due 07/25/2033		56	51
JPMorgan Chase Commercial Mortgage Securities Corp.
4.717% due 02/16/2046		500	517
5.420% due 01/15/2049		1,300	1,354
5.882% due 02/15/2051		100	107
JPMorgan Mortgage Trust
5.750% due 01/25/2036		157	148
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		186	124
1.932% due 12/25/2032		6	6
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	206
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		142	107
1.947% due 01/25/2029		51	47
Morgan Stanley Capital
5.439% due 02/12/2044		1,700	1,764
5.610% due 04/15/2049		407	421
Prime Mortgage Trust
0.635% due 02/25/2019		3	3
0.635% due 02/25/2034		39	36
Salomon Brothers Mortgage Securities, Inc.
4.000% due 12/25/2018		143	149
Structured Adjustable Rate Mortgage Loan Trust
2.540% due 08/25/2035		158	116
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		389	327
Structured Asset Securities Corp.
2.655% due 10/25/2035		1,533	1,217
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046		227	226
Titan Europe PLC
1.113% due 10/23/2016	GBP	1,574	2,050
WaMu Mortgage Pass-Through Certificates
0.525% due 10/25/2045		$77	59
1.242% due 02/25/2046		262	183
1.442% due 11/25/2042		41	33
1.642% due 08/25/2042		29	24
2.600% due 02/27/2034		40	37
Wells Fargo Mortgage-Backed Securities Trust
2.727% due 10/25/2035		456	435
2.731% due 03/25/2036		369	304
4.795% due 01/25/2035		340	315

Total Mortgage-Backed Securities (Cost $22,928)			21,639

ASSET-BACKED SECURITIES 3.5%
Access Group, Inc.
1.553% due 10/27/2025		1,116	1,124
ACE Securities Corp.
0.285% due 12/25/2036		15	15
Amortizing Residential Collateral Trust
0.815% due 07/25/2032		18	15

See Accompanying Notes	Semiannual Report	September 30, 2011	141

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.315% due 10/25/2036		$35	$34
Centurion CDO Ltd.
0.626% due 01/30/2016		1,112	1,058
Chase Issuance Trust
1.847% due 09/15/2015		2,200	2,261
Citibank Omni Master Trust
2.979% due 08/15/2018		800	838
Countrywide Asset-Backed Certificates
0.715% due 12/25/2031		58	29
Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 01/25/2032		13	10
Duane Street CLO
0.519% due 11/08/2017		4,076	3,842
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036		2	2
Fremont Home Loan Trust
0.295% due 01/25/2037		29	28
Hillmark Funding
0.548% due 05/21/2021		1,100	1,020
HSBC Home Equity Loan Trust
1.170% due 11/20/2036		2,200	2,147
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		12	9
Nationstar Home Equity Loan Trust
0.355% due 04/25/2037		81	80
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	1,602	2,057
3.479% due 05/16/2044		$366	382
3.500% due 08/17/2043		2,387	2,372
4.500% due 11/16/2043		282	270
6.229% due 07/15/2042		492	461
Wind River CLO Ltd.
0.680% due 12/19/2016		569	544

Total Asset-Backed Securities (Cost $18,829)			18,598

SOVEREIGN ISSUES 6.7%
Brazil Government International Bond
10.250% due 01/10/2028	BRL	300	168
Canada Government Bond
2.000% due 06/01/2016	CAD	200	197
2.750% due 09/01/2016		700	711
3.000% due 12/01/2015		600	613
3.250% due 06/01/2021		500	523
Canada Housing Trust No. 1
2.750% due 09/15/2014		500	498
2.750% due 12/15/2015		200	200
3.350% due 12/15/2020		500	507
3.800% due 06/15/2021		200	208
Export-Import Bank of China
4.875% due 07/21/2015		$100	107
Export-Import Bank of Korea
4.000% due 01/29/2021		400	372
5.125% due 06/29/2020		100	102
8.125% due 01/21/2014		800	897
Indonesia Government International Bond
7.500% due 01/15/2016		500	569
Korea Housing Finance Corp.
4.125% due 12/15/2015		300	310

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
6.000% due 06/18/2015	MXN	17,600	$1,310
6.050% due 01/11/2040		$100	114
Province of Ontario Canada
1.375% due 01/27/2014		500	506
4.000% due 06/02/2021	CAD	700	718
4.200% due 03/08/2018		100	106
4.200% due 06/02/2020		100	104
4.300% due 03/08/2017		300	319
4.400% due 06/02/2019		100	107
4.600% due 06/02/2039		100	109
5.500% due 06/02/2018		100	113
Province of Quebec Canada
2.750% due 08/25/2021		$18,300	18,199
Qatar Government International Bond
6.400% due 01/20/2040		2,100	2,567
Russia Government International Bond
3.625% due 04/29/2015		100	99
7.500% due 03/31/2030		1,470	1,656
Turkey Government International Bond
7.000% due 09/26/2016		3,400	3,774

Total Sovereign Issues (Cost $35,801)			35,783

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Bank of America Corp.
7.250% due 12/31/2049		1,000	766
Wells Fargo & Co.
7.500% due 12/31/2049		900	930

			1,696

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		40,000	15

Total Convertible Preferred Securities (Cost $1,660)			1,711

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
DG Funding Trust
0.837% due 12/31/2049		217	1,635

Total Preferred Securities (Cost $2,294)			1,635

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 35.9%

CERTIFICATES OF DEPOSIT 0.8%
Banco Bradesco S.A.
1.955% due 01/24/2013		$300	302
Banco do Brasil S.A.
0.000% due 02/15/2012		1,900	1,889
Itau Unibanco Holding S.A.
0.000% due 12/12/2011		700	698
0.000% due 02/06/2012		1,500	1,493

			4,382

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.8%
Kells Funding LLC
0.290% due 01/10/2012		$2,400	$2,398
Vodafone Group PLC
0.880% due 01/19/2012		1,800	1,797

			4,195

REPURCHASE AGREEMENTS 2.7%
Banc of America Securities LLC
0.090% due 10/03/2011		14,000	14,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $14,297. Repurchase proceeds are $14,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011		484	484
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 4.250% due 08/15/2015 valued at $497. Repurchase proceeds are $484.)

			14,484

SHORT-TERM NOTES 0.3%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		1,100	1,097
Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	700	535

			1,632

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	5,100	366

U.S. TREASURY BILLS 0.0%
0.018% due 03/22/2012 (d)		$280	280

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 31.2%
		16,636,050	166,577

Total Short-Term Instruments (Cost $192,033)			191,916

PURCHASED OPTIONS (i) 0.0%
(Cost $60)			70

Total Investments 126.6% (Cost $674,349)			$676,036

Written Options (j) (0.1%) (Premiums $1,204)			(418)

Other Assets and Liabilities (Net) (26.5%)			(141,620)

Net Assets 100.0%			$533,998

142	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $15,558 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $2,716 at a weighted average interest rate of 0.152%. On September 30, 2011, securities valued at $4,326 were pledged as collateral for reverse repurchase agreements.
(f)	Securities with an aggregate market value of $34,952 and cash of $864 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	23	$(2)
90-Day Eurodollar December Futures	Long	12/2012	11	10
90-Day Eurodollar December Futures	Long	12/2013	101	255
90-Day Eurodollar June Futures	Long	06/2013	806	546
90-Day Eurodollar June Futures	Long	06/2014	79	241
90-Day Eurodollar March Futures	Long	03/2012	709	410
90-Day Eurodollar March Futures	Long	03/2013	452	212
90-Day Eurodollar March Futures	Long	03/2014	103	289
90-Day Eurodollar September Futures	Long	09/2013	232	356
E-mini S&P 500 Index December Futures	Long	12/2011	5,125	(9,946)
S&P 500 Index December Futures	Long	12/2011	507	(3,587)
U.S. Treasury 10-Year Note December Futures	Long	12/2011	102	74

				$(11,142)

(g)	Centrally Cleared Swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $1,163 and cash of $57 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	$7,700	$(2,129)	$258

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	4.576%	$	800	$(106)	$(28)	$(78)
American International Group, Inc.	CBK	1.000%	03/20/2016	4.576%		800	(107)	(29)	(78)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		1,100	(46)	(2)	(44)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.743%		1,000	(26)	(10)	(16)
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.931%		400	(17)	(1)	(16)
Brazil Government International Bond	FBF	1.000%	06/20/2016	1.931%		1,700	(70)	(2)	(68)
Brazil Government International Bond	GST	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		600	(18)	(6)	(12)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.931%		5,300	(218)	(141)	(77)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		100	(3)	(1)	(2)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%		300	(11)	4	(15)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		700	(26)	8	(34)
China Government International Bond	MYC	1.000%	06/20/2016	1.918%		3,800	(153)	(117)	(36)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		300	(21)	(11)	(10)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		700	(41)	(14)	(27)
France Government Bond	RYL	0.250%	03/20/2016	1.755%		3,100	(196)	(95)	(101)
France Government Bond	UAG	0.250%	09/20/2016	1.825%		200	(15)	(8)	(7)
General Electric Capital Corp.	BRC	0.640%	12/20/2012	2.549%		700	(16)	0	(16)
General Electric Capital Corp.	BRC	1.670%	03/20/2013	2.673%		1,400	(19)	0	(19)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		500	(41)	(8)	(33)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		200	(35)	(14)	(21)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	2.914%		200	(16)	(3)	(13)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	3.372%		600	(105)	(42)	(63)

See Accompanying Notes	Semiannual Report	September 30, 2011	143

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	2.969%	$	1,600	$(140)	$(122)	$(18)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		200	(35)	(14)	(21)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		300	(5)	4	(9)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		2,800	(34)	(26)	(8)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		5,400	(80)	23	(103)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%		400	(36)	(12)	(24)
MetLife, Inc.	DUB	1.000%	03/20/2018	3.516%		1,200	(161)	(68)	(93)
MetLife, Inc.	JPM	1.000%	03/20/2016	3.308%		1,800	(165)	(43)	(122)
Mexico Government International Bond	BOA	1.000%	03/20/2021	2.300%		100	(10)	(4)	(6)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%		800	(30)	(6)	(24)
Mexico Government International Bond	DUB	1.000%	06/20/2016	1.928%		1,900	(78)	5	(83)
Mexico Government International Bond	GST	1.000%	06/20/2016	1.928%		3,600	(148)	(122)	(26)
Mexico Government International Bond	MYC	1.000%	03/20/2016	1.880%		1,400	(52)	(9)	(43)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		800	(111)	(31)	(80)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		4,300	(595)	(561)	(34)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		3,300	(478)	(345)	(133)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		100	(11)	(7)	(4)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		300	2	5	(3)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		200	2	4	(2)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		1,000	8	23	(15)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		400	4	2	2
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		500	3	9	(6)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		300	3	1	2
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		400	2	7	(5)

							$(3,546)	$(1,844)	$(1,702)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	300	$17	$35	$(18)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	51	118	(67)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		4,200	233	264	(31)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		700	39	79	(40)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		600	37	76	(39)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		900	55	114	(59)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		400	25	49	(24)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		1,700	104	210	(106)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		300	18	39	(21)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		400	25	48	(23)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	5	13	(8)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,350	11	0	11
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		386	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		675	3	0	3
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		20,900	(324)	(138)	(186)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		1,100	(17)	0	(17)

						$284	$907	$(623)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

144	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	GLM	$	153,500	$520	$(157)	$677
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		67,400	153	(245)	398
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS	BRL	1,400	6	0	6
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		100	1	0	1
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		2,000	42	0	42
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		1,500	45	(10)	55
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HUS		100	6	1	5
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		400	0	0	0
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,200	0	(1)	1
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		600	1	0	1
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		600	4	(1)	5
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		900	14	0	14
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		200	3	0	3
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,000	16	1	15
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		1,100	18	2	16
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		2,900	45	4	41
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		700	11	(1)	12
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		200	2	0	2
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		200	2	0	2
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		300	5	0	5
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		100	2	0	2
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		600	12	1	11
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		800	16	1	15
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		200	5	1	4
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		700	13	1	12
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		100	2	0	2
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		900	(1)	(3)	2
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		3,100	(1)	(6)	5
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,400	1	(1)	2
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		300	0	0	0
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		300	1	0	1
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		200	0	0	0
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		4,700	39	(2)	41
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		5,100	45	2	43
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		800	8	0	8
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		100	1	0	1
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		200	4	1	3
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	4	0	4
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	5	1	4
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		600	16	3	13
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	3	1	2
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,000	29	7	22
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	300	24	14	10
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		3,600	297	233	64
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		600	49	33	16
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		6,600	545	381	164
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	CBK		100	(27)	1	(28)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	DUB		100	(27)	0	(27)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	GLM	AUD	2,600	41	10	31
Pay	6-Month AUD Bank Bill	5.250%	06/15/2022	CBK		600	13	(4)	17
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	2,800	0	(1)	1
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		200	4	(1)	5
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		200	11	1	10
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	GLM		33,900	3,884	(68)	3,952
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		100	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		100	(1)	0	(1)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		100	(1)	0	(1)
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	GLM	GBP	2,400	87	17	70
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		4,500	164	38	126
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	UAG		2,000	72	23	49
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC	MXN	1,400	(2)	0	(2)

							$6,230	$277	$5,953

See Accompanying Notes	Semiannual Report	September 30, 2011	145

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount	Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	S&P 500 Index	54,111	3-Month USD-LIBOR plus a specified spread	$ 118,832	01/31/2012	BOA	$ (14,413)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$92.000	11/25/2011	285	$2	$2
Put - CBOT U.S. Treasury 10-Year Note December Futures	92.000	11/25/2011	95	1	1
Put - CBOT U.S. Treasury 10-Year Note December Futures	95.000	11/25/2011	285	3	5
Put - CME S&P 500 Index October Futures	550.000	10/21/2011	920	25	23

				$31	$31

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	5,700	$22	$39

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
Put - OTC Fannie Mae 4.000% due 11/01/2041	$ 87.000	11/07/2011	$38,600	$ 5	$0
Put - OTC Freddie Mac 4.500% due 12/05/2011	83.000	12/05/2011	15,000	2	0

				$ 7	$0

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	39	$32	$(8)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	4,000	$8	$(1)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		4,500	26	(6)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		11,400	23	(2)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,600	21	(3)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	19	(2)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	0
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		5,300	37	(40)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	14	(2)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	8	(1)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,100	79	(7)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	31	(2)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,600	18	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,200	44	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	11	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,200	25	(1)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,000	29	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,500	26	(2)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(6)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		6,800	95	(91)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(2)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		9,700	135	(129)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		1,600	10	0
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		5,600	78	0

146	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011	$	14,800	$75	$0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		9,700	61	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		1,900	26	0

								$1,041	$(302)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	1,100	$1	$(1)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		2,100	2	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		1,500	1	(1)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		500	1	0

							$5	$(3)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	1,900	$10	$(7)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,800	9	(7)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		5,700	64	(58)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		2,700	29	(28)

						$112	$(100)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,100	$9	$(3)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		400	5	(2)

							$14	$(5)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	295	$82,100	$905
Sales	277	142,000	939
Closing Buys	(533)	(77,700)	(616)
Expirations	0	0	0
Exercised	0	(4,400)	(24)

Balance at 09/30/2011	39	$142,000	$1,204

(k)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	5.000%	10/01/2041	$700	$753	$(753)
Fannie Mae	6.000%	10/01/2041	1,000	1,106	(1,097)
U.S. Treasury Inflation Protected Securities	2.125%	02/15/2040	1,470	1,851	(1,883)
U.S. Treasury Inflation Protected Securities	2.500%	01/15/2029	11,051	14,187	(14,247)
U.S. Treasury Notes	1.500%	07/31/2016	2,397	2,462	(2,470)

				$20,359	$(20,450)

(7)	Market value includes $76 of interest payable on short sales.

See Accompanying Notes	Semiannual Report	September 30, 2011	147

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

(l)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	11,121	11/2011	HUS	$0	$(969)	$(969)
Buy	CAD	4,357	10/2011	DUB	0	(235)	(235)
Sell		39	10/2011	GST	1	0	1
Sell		14	10/2011	MSC	1	0	1
Buy	CNY	153	11/2011	BRC	0	0	0
Buy		920	11/2011	CBK	3	0	3
Buy		568	11/2011	JPM	0	0	0
Buy		3,178	06/2012	CBK	0	(5)	(5)
Buy		7,028	06/2012	HUS	0	(4)	(4)
Buy		24,860	06/2012	JPM	1	(25)	(24)
Buy		1,276	06/2012	MSC	0	(1)	(1)
Buy		9,881	02/2013	DUB	0	(22)	(22)
Buy	EUR	1,004	10/2011	BOA	0	(88)	(88)
Sell		95	10/2011	BPS	7	0	7
Buy		200	10/2011	BRC	0	(19)	(19)
Sell		683	10/2011	BRC	55	0	55
Buy		118	10/2011	CBK	0	(4)	(4)
Sell		1,100	10/2011	DUB	77	0	77
Buy		300	10/2011	FBL	0	(22)	(22)
Sell		5,770	10/2011	FBL	327	0	327
Sell		5,771	10/2011	MSC	311	0	311
Buy		204	10/2011	RBC	0	(19)	(19)
Sell		1,036	10/2011	RBC	18	0	18
Sell		5	10/2011	RYL	0	0	0
Sell		800	11/2011	JPM	16	0	16
Sell	GBP	2,782	12/2011	CBK	120	0	120
Sell	IDR	5,488,500	10/2011	HUS	6	0	6
Buy		9,296,620	01/2012	CBK	0	(46)	(46)
Buy		7,766,395	07/2012	HUS	0	(59)	(59)
Buy	INR	73,528	11/2011	UAG	0	(149)	(149)
Sell	KRW	118,380	11/2011	FBL	1	0	1
Buy		4,402,502	11/2011	JPM	0	(444)	(444)
Sell		1,307,166	11/2011	JPM	5	0	5
Sell	MXN	1,358	11/2011	BRC	2	0	2
Buy		641	11/2011	DUB	0	(8)	(8)
Buy		1,194	11/2011	HUS	0	(14)	(14)
Sell		9,450	11/2011	JPM	22	0	22
Buy		50,038	11/2011	MSC	0	(643)	(643)
Sell		4,051	11/2011	UAG	9	0	9
Buy	MYR	1,394	04/2012	JPM	0	(30)	(30)
Buy	PHP	6,719	11/2011	BRC	1	0	1
Buy		13,006	11/2011	CBK	1	(2)	(1)
Sell		13,083	11/2011	CBK	2	0	2
Buy		2,202	11/2011	DUB	0	0	0
Buy		4,392	11/2011	GST	0	0	0
Buy		4,410	11/2011	JPM	0	0	0
Buy		43,972	03/2012	CBK	0	(12)	(12)
Buy		8,826	03/2012	HUS	0	(3)	(3)
Buy		4,182	03/2012	MSC	0	(1)	(1)
Sell	SGD	129	12/2011	BRC	1	0	1
Buy		600	12/2011	RYL	0	(38)	(38)
Buy		2,253	12/2011	UAG	0	(147)	(147)
Sell		259	12/2011	UAG	2	0	2
Sell	TRY	187	10/2011	CBK	0	0	0
Buy		2,124	10/2011	HUS	0	(125)	(125)
Sell		179	10/2011	JPM	4	0	4
Sell		186	10/2011	MSC	0	0	0
Buy	TWD	3,532	01/2012	BRC	0	(8)	(8)
Buy	ZAR	7,451	10/2011	HUS	0	(140)	(140)
Sell		809	10/2011	JPM	0	0	0
Buy		760	01/2012	JPM	0	(12)	(12)

					$993	$(3,294)	$(2,301)

148	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$939	$0	$939
Corporate Bonds & Notes
Banking & Finance	0	69,768	302	70,070
Industrials	0	38,294	0	38,294
Utilities	0	10,570	0	10,570
Municipal Bonds & Notes
California	0	6,562	0	6,562
Illinois	0	3,218	0	3,218
Iowa	0	578	0	578
Nevada	0	124	0	124
New Jersey	0	1,340	0	1,340
New York	0	2,709	0	2,709
North Carolina	0	228	0	228
Ohio	0	2,055	0	2,055
Texas	0	738	0	738
West Virginia	0	411	0	411
U.S. Government Agencies	0	171,285	1,328	172,613
U.S. Treasury Obligations	0	94,235	0	94,235
Mortgage-Backed Securities	0	21,639	0	21,639
Asset-Backed Securities	0	17,540	1,058	18,598
Sovereign Issues	0	35,783	0	35,783
Convertible Preferred Securities
Banking & Finance	1,696	0	0	1,696
Industrials	0	0	15	15
Preferred Securities
Banking & Finance	0	0	1,635	1,635
Short-Term Instruments
Certificates of Deposit	0	4,382	0	4,382
Commercial Paper	0	4,195	0	4,195

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Repurchase Agreements	$0	$14,484	$0	$14,484
Short-Term Notes	0	1,632	0	1,632
Mexico Treasury Bills	0	366	0	366
U.S. Treasury Bills	0	280	0	280
PIMCO Short-Term Floating NAV Portfolio	166,577	0	0	166,577
Purchased Options
Commodity Contracts	0	0	0	0
Equity Contracts	0	23	0	23
Interest Rate Contracts	0	47	0	47
	$168,273	$503,425	$4,338	$676,036

Short Sales, at value	$0	$(20,450)	$0	$(20,450)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	20	0	20
Foreign Exchange Contracts	0	993	0	993
Interest Rate Contracts	2,393	6,271	0	8,664
	$2,393	$7,284	$0	$9,677

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,334)	(14)	(2,348)
Equity Contracts	(13,533)	(14,413)	0	(27,946)
Foreign Exchange Contracts	0	(3,294)	0	(3,294)
Interest Rate Contracts	(2)	(370)	(105)	(477)
	$(13,535)	$(20,411)	$(119)	$(34,065)

Totals	$157,131	$469,848	$4,219	$631,198

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$303	$0	$0	$(1)	$0	$0	$0	$0	$302	$0
U.S. Government Agencies	1,574	0	(238)	0	0	(8)	0	0	1,328	(8)
Asset-Backed Securities	6,738	0	(191)	22	5	(109)	0	(5,407)	1,058	(11)
Sovereign Issues	544	0	0	0	0	0	0	(544)	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	15	0	0	15	15
Preferred Securities
Banking & Finance	1,648	0	0	0	0	(13)	0	0	1,635	(13)

	$10,807	$0	$(429)	$21	$5	$(115)	$0	$(5,951)	$4,338	$(17)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	0	0	0	0	(14)	0	0	(14)	(14)
Interest Rate Contracts	(188)	0	0	0	0	83	0	0	(105)	83

	$(188)	$0	$0	$0	$0	$69	$0	$0	$(119)	$69

Totals	$10,619	$0	$(429)	$21	$5	$(46)	$0	$(5,951)	$4,219	$52

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	Semiannual Report	September 30, 2011	149

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$23	$0	$47	$70
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	11	11
Unrealized appreciation on foreign currency contracts	0	0	0	993	0	993
Unrealized appreciation on OTC swap agreements	0	20	0	0	6,013	6,033

	$0	$20	$23	$993	$6,071	$7,107

Liabilities:
Written options outstanding	$0	$3	$0	$0	$415	$418
Variation margin payable on financial derivative instruments (2)	0	0	11,519	0	231	11,750
Unrealized depreciation on foreign currency contracts	0	0	0	3,294	0	3,294
Unrealized depreciation on OTC swap agreements	0	2,345	14,413	0	60	16,818

	$0	$2,348	$25,932	$3,294	$706	$32,280

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(46)	$0	$0	$(46)
Net realized gain (loss) on futures contracts, written options and swaps	0	271	(28,137)	0	(21,544)	(49,410)
Net realized gain on foreign currency transactions	0	0	0	1,390	0	1,390

	$0	$271	$(28,183)	$1,390	$(21,544)	$(48,066)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$21	$0	$12	$33
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(2,566)	(34,964)	0	9,827	(27,703)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,715)	0	(2,715)

	$0	$(2,566)	$(34,943)	$(2,715)	$9,839	$(30,385)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(11,142) and open centrally cleared swaps cumulative appreciation/depreciation of $(258) as reported in the Notes to Schedule of Investments.

150	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(14,481)	$12,640	$(1,841)
BPS	13	0	13
BRC	140	(300)	(160)
CBK	(47)	18	(29)
DUB	(628)	465	(163)
FBF	(381)	304	(77)
FBL	306	(270)	36
GLM	4,724	(4,490)	234
GST	(1,258)	0	(1,258)
HUS	(1,032)	748	(284)
JPM	(755)	809	54
MSC	(333)	(105)	(438)
MYC	253	(650)	(397)
RBC	17	0	17
RYL	(381)	293	(88)
SOG	3	0	3
UAG	(277)	280	3

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	151

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Petroleum Export Ltd.
3.351% due 12/07/2012		$1,414	$	1,408

Total Bank Loan Obligations (Cost $1,413)				1,408

CORPORATE BONDS & NOTES 29.2%

BANKING & FINANCE 17.2%
Ally Financial, Inc.
3.478% due 02/11/2014		1,000		920
3.751% due 06/20/2014		2,400		2,192
4.500% due 02/11/2014		2,400		2,202
6.000% due 12/15/2011		7,300		7,346
6.625% due 05/15/2012		978		990
6.875% due 08/28/2012		2,100		2,145
7.500% due 12/31/2013		1,174		1,195
7.500% due 09/15/2020		700		636
8.300% due 02/12/2015		700		694
American Express Bank FSB
5.500% due 04/16/2013		1,100		1,162
6.000% due 09/13/2017		700		789
American Express Co.
6.150% due 08/28/2017		1,700		1,947
American International Group, Inc.
4.250% due 05/15/2013 (g)		3,400		3,396
5.450% due 05/18/2017		100		96
5.600% due 10/18/2016		3,000		2,973
5.750% due 03/15/2067	GBP	200		201
5.850% due 01/16/2018		$3,400		3,380
6.250% due 05/01/2036		800		773
6.250% due 03/15/2037		1,000		698
6.400% due 12/15/2020		400		409
8.625% due 05/22/2038	GBP	3,100		4,061
ASIF I
3.000% due 02/17/2017	EUR	3,100		3,529
BA Covered Bond Issuer
5.500% due 06/14/2012		$1,000		1,030
Banco do Brasil S.A.
2.947% due 07/02/2014		1,900		1,912
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000		1,892
4.500% due 04/06/2015		3,400		3,298
Banco Santander Chile
1.850% due 01/19/2016		1,400		1,267
Bank of America Corp.
0.616% due 08/15/2016		100		76
6.500% due 08/01/2016		2,200		2,188
8.000% due 12/29/2049		1,000		851
Bank of America N.A.
6.000% due 10/15/2036		300		275
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		300		301
Bank of Montreal
2.850% due 06/09/2015		700		740
Bank of Nova Scotia
1.650% due 10/29/2015		1,300		1,312
Barclays Bank PLC
6.050% due 12/04/2017		900		828
14.000% due 11/29/2049	GBP	420		691
BBVA Bancomer S.A.
4.500% due 03/10/2016		$600		564
6.500% due 03/10/2021		1,400		1,306
Bear Stearns Cos. LLC
6.400% due 10/02/2017		700		796
BNP Paribas S.A.
0.646% due 04/08/2013		3,100		2,976

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BPCE S.A.
2.375% due 10/04/2013		$500	$487
C10 Capital SPV Ltd.
6.722% due 12/29/2049		200	94
Capital One Capital V
10.250% due 08/15/2039		3,200	3,268
CBA Capital Trust I
5.805% due 08/29/2049		2,900	2,788
CIT Group, Inc.
7.000% due 05/01/2014		18	18
7.000% due 05/01/2015		4,232	4,206
7.000% due 05/01/2016		54	52
7.000% due 05/01/2017		75	73
Citigroup Capital XXI
8.300% due 12/21/2077		1,200	1,179
Citigroup, Inc.
1.136% due 02/15/2013		1,200	1,184
1.696% due 01/13/2014		3,300	3,214
2.286% due 08/13/2013		1,500	1,485
5.000% due 09/15/2014		100	98
5.500% due 04/11/2013 (g)		6,000	6,178
5.625% due 08/27/2012		200	204
8.500% due 05/22/2019		100	121
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	7,100	8,659
Credit Agricole S.A.
8.375% due 10/29/2049 (g)		$4,400	3,487
Credit Suisse
2.200% due 01/14/2014		1,200	1,190
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		1,300	1,282
Deutsche Bank AG
2.237% due 09/22/2015	EUR	600	716
6.000% due 09/01/2017		$600	662
Deutsche Bank Capital Funding Trust I
4.901% due 12/29/2049		3,900	2,788
Dexia Credit Local
2.000% due 03/05/2013		19,600	19,422
FCE Bank PLC
7.125% due 01/16/2012	EUR	800	1,080
Ford Motor Credit Co. LLC
7.000% due 10/01/2013		$3,100	3,263
7.250% due 10/25/2011		600	601
7.500% due 08/01/2012		5,400	5,512
8.000% due 06/01/2014		2,500	2,653
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	541
General Electric Capital Corp.
5.500% due 09/15/2067		1,900	2,062
5.875% due 01/14/2038		$300	309
6.375% due 11/15/2067		3,000	2,828
6.875% due 01/10/2039		1,000	1,154
Goldman Sachs Group, Inc.
1.962% due 01/30/2017	EUR	1,200	1,335
6.150% due 04/01/2018 (g)		$5,400	5,609
HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,194
ING Bank NV
1.737% due 06/09/2014		1,900	1,869
2.500% due 01/14/2016		800	803
Intesa Sanpaolo SpA
2.708% due 02/24/2014		2,700	2,433
8.047% due 06/29/2049	EUR	3,700	3,284
JPMorgan Chase & Co.
1.119% due 09/30/2013		$1,000	999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.786% due 09/26/2013	EUR	1,900	$2,494
3.150% due 07/05/2016		$11,500	11,445
4.250% due 10/15/2020		1,800	1,810
5.250% due 05/01/2015		1,000	1,061
JPMorgan Chase Capital XX
6.550% due 09/15/2066		100	101
JPMorgan Chase Capital XXI
1.206% due 02/02/2037		1,700	1,222
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	2,200	2,984
LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	100	115
7.875% due 11/01/2020		$2,400	1,764
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	300	404
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$300	73
Lloyds TSB Bank PLC
2.603% due 01/24/2014 (g)		5,000	4,870
4.875% due 01/21/2016		3,400	3,357
5.800% due 01/13/2020 (g)		5,000	4,768
Merrill Lynch & Co., Inc.
6.400% due 08/28/2017 (g)		4,700	4,566
Morgan Stanley
1.233% due 04/29/2013		300	284
2.786% due 05/14/2013 (g)		7,000	6,772
5.950% due 12/28/2017		500	486
7.300% due 05/13/2019		100	103
Nationwide Building Society
6.250% due 02/25/2020		1,400	1,415
Nomura Holdings, Inc.
6.700% due 03/04/2020		5,100	5,751
Nordea Bank AB
2.125% due 01/14/2014		600	596
4.875% due 01/27/2020 (g)		5,300	5,536
Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,749
Pacific LifeCorp
6.000% due 02/10/2020		300	322
Prudential Financial, Inc.
5.560% due 06/10/2013		1,000	1,007
6.625% due 12/01/2037		100	110
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,341
Resona Bank Ltd.
5.850% due 09/29/2049		600	592
Royal Bank of Scotland Group PLC
0.529% due 10/14/2016		1,400	998
4.375% due 03/16/2016 (g)		5,100	4,884
4.875% due 08/25/2014		100	101
6.990% due 10/29/2049		900	576
Santander UK PLC
1.833% due 10/10/2017	EUR	5,500	6,354
SLM Corp.
0.553% due 01/27/2014		$700	643
5.891% due 01/31/2014		1,000	953
6.250% due 01/25/2016		600	590
8.000% due 03/25/2020		1,300	1,287
Societe Generale S.A.
5.922% due 04/29/2049		500	294
Springleaf Finance Corp.
0.597% due 12/15/2011		2,200	2,171
State Bank of India
4.500% due 07/27/2015		4,300	4,310

152	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Temasek Financial I Ltd.
4.300% due 10/25/2019	$500	$535
UBS Preferred Funding Trust V
6.243% due 05/29/2049	6,900	5,192
USB Capital IX
3.500% due 10/29/2049	300	212
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	700	670
Wachovia Corp.
0.444% due 08/01/2013	700	691
Wells Fargo & Co.
7.980% due 03/29/2049	6,900	7,141
Wells Fargo Bank N.A.
4.750% due 02/09/2015 (g)	3,300	3,443

		273,564

INDUSTRIALS 8.4%
Alcoa, Inc.
6.150% due 08/15/2020	1,600	1,626
Altria Group, Inc.
4.125% due 09/11/2015	1,100	1,179
7.750% due 02/06/2014	2,300	2,622
Amgen, Inc.
6.900% due 06/01/2038	670	920
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014 (g)	7,900	7,965
BMW Finance NV
5.250% due 05/21/2012	1,200	1,234
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021 (g)	2,400	2,428
Codelco, Inc.
7.500% due 01/15/2019	300	379
Continental Airlines, Inc.
6.750% due 09/15/2015	6,500	6,272
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014	3,600	3,636
CSN Islands XI Corp.
6.875% due 09/21/2019	400	425
CSN Resources S.A.
6.500% due 07/21/2020	2,700	2,830
CVS Pass-Through Trust
6.943% due 01/10/2030	1,168	1,316
Daimler Finance North America LLC
1.543% due 09/13/2013	2,000	2,001
DCP Midstream LLC
9.700% due 12/01/2013 (g)	3,435	3,941
Deutsche Telekom International Finance BV
5.250% due 07/22/2013 (g)	5,000	5,283
Eaton Vance Corp.
6.500% due 10/02/2017	600	686
Eli Lilly & Co.
4.200% due 03/06/2014 (g)	10,000	10,813
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	500	495
6.212% due 11/22/2016	100	101
8.146% due 04/11/2018	1,000	1,108
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	45	48
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	900	952
General Mills, Inc.
5.250% due 08/15/2013 (g)	4,784	5,161
Gerdau Trade, Inc.
5.750% due 01/30/2021	500	479

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		$1,000	$1,044
7.625% due 04/09/2019		1,000	1,195
Kraft Foods, Inc.
2.625% due 05/08/2013 (g)		9,500	9,702
6.875% due 02/01/2038		100	127
Lyondell Chemical Co.
8.000% due 11/01/2017		2,429	2,629
Noble Group Ltd.
4.875% due 08/05/2015		1,000	930
Novatek Finance Ltd.
5.326% due 02/03/2016		600	592
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		2,400	2,400
Oracle Corp.
5.750% due 04/15/2018		500	597
Pearson Dollar Finance PLC
5.500% due 05/06/2013		600	639
Pemex Project Funding Master Trust
5.750% due 03/01/2018		2,000	2,185
7.500% due 12/18/2013	GBP	100	165
Petrobras International Finance Co.
5.750% due 01/20/2020 (g)		$3,600	3,773
5.875% due 03/01/2018 (g)		800	841
7.875% due 03/15/2019		2,200	2,574
8.375% due 12/10/2018		400	476
Petroleos Mexicanos
6.000% due 03/05/2020		1,200	1,325
Philip Morris International, Inc.
6.375% due 05/16/2038		100	130
PPG Industries, Inc.
1.900% due 01/15/2016		2,300	2,294
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		6,700	6,167
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012		150	154
Telefonica Emisiones S.A.U.
0.594% due 02/04/2013 (g)		2,000	1,924
2.582% due 04/26/2013		3,000	2,905
Tenneco, Inc.
8.125% due 11/15/2015		200	205
Time Warner Cable, Inc.
6.200% due 07/01/2013 (g)		10,700	11,565
Total Capital S.A.
4.450% due 06/24/2020		400	449
Transocean, Inc.
4.950% due 11/15/2015		2,000	2,109
Union Pacific Corp.
4.163% due 07/15/2022		437	468
Vale Overseas Ltd.
5.625% due 09/15/2019		1,500	1,585
6.875% due 11/10/2039		3,100	3,363
8.250% due 01/17/2034		1,200	1,474
Vivendi S.A.
5.750% due 04/04/2013		2,700	2,850

			132,736

UTILITIES 3.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		200	232
AT&T, Inc.
4.950% due 01/15/2013 (g)		3,292	3,449
6.300% due 01/15/2038		1,400	1,613
British Telecommunications PLC
5.150% due 01/15/2013 (g)		4,000	4,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	$3,300	$3,729
Cleco Power LLC
6.000% due 12/01/2040	4,600	5,496
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	3,000	3,117
EDF S.A.
4.600% due 01/27/2020	3,000	3,151
5.500% due 01/26/2014	200	214
6.500% due 01/26/2019	200	234
6.950% due 01/26/2039	200	251
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	200	223
Majapahit Holding BV
8.000% due 08/07/2019	3,000	3,390
NGPL PipeCo LLC
6.514% due 12/15/2012	8,000	8,330
NV Energy, Inc.
6.250% due 11/15/2020	1,200	1,260
Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013	10,000	10,779
Qtel International Finance Ltd.
3.375% due 10/14/2016	1,900	1,911
4.750% due 02/16/2021	300	301
TNK-BP Finance S.A.
6.125% due 03/20/2012	100	102
6.625% due 03/20/2017	1,900	1,905
Verizon Communications, Inc.
5.250% due 04/15/2013	300	319
Vodafone Group PLC
5.000% due 12/16/2013 (g)	3,200	3,454

		57,645

Total Corporate Bonds & Notes (Cost $464,796)		463,945

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Goodrich Petroleum Corp.
3.250% due 12/01/2026	150	152

Total Convertible Bonds & Notes (Cost $129)		152

MUNICIPAL BONDS & NOTES 5.6%

CALIFORNIA 1.6%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	910
6.918% due 04/01/2040	490	631
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	120
7.550% due 04/01/2039	100	123
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	1,857
7.950% due 03/01/2036	3,700	4,202
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106
California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,177

See Accompanying Notes	Semiannual Report	September 30, 2011	153

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	$100	$108
7.021% due 08/01/2040	200	215
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	777
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,500	10,028
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	370
7.618% due 08/01/2040	500	619
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,332
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	996
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,151
San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	90	69
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	300	349
6.548% due 05/15/2048	500	604
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	300	306

		26,050

ILLINOIS 1.0%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	9,700	11,842
Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	1,114
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	961
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	400	424
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	700	722

		15,063

IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	70	66

LOUISIANA 0.0%
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	25

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.3%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	$600	$744
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	4,404

		5,148

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,608

NEW YORK 1.9%
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.517% due 10/01/2037	3,600	4,081
6.246% due 06/01/2035	8,300	9,260
6.646% due 12/01/2031	7,100	8,186
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	100	124
6.011% due 06/15/2042	1,000	1,274
6.282% due 06/15/2042	100	114
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	700	790
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	1,830
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	3,021
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,163

		29,843

OHIO 0.4%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	2,134
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	6,325	4,445

		6,579

TEXAS 0.3%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,900	4,795

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	285	208

Total Municipal Bonds & Notes (Cost $77,036)		89,385

U.S. GOVERNMENT AGENCIES 68.3%
Fannie Mae
0.585% due 07/25/2037 - 09/25/2042	3,142	3,141
0.615% due 07/25/2037	3,169	3,170
0.635% due 09/25/2035	2,535	2,538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.645% due 09/25/2035	$4,642	$4,649
0.685% due 09/25/2035 - 07/25/2041	32,060	32,161
0.835% due 01/25/2051	9,692	9,766
0.955% due 06/25/2037	6,176	6,242
0.965% due 06/25/2040	13,649	13,796
0.975% due 03/25/2040	5,374	5,443
1.785% due 09/01/2035	71	73
2.000% due 02/18/2015 (h)	100	104
2.000% due 09/21/2015	500	518
2.164% due 11/01/2035	13	14
2.250% due 03/15/2016 (h)(i)	45,000	47,310
2.296% due 10/01/2034	6	6
2.350% due 07/01/2035	51	54
2.407% due 12/01/2033	42	44
2.425% due 03/01/2035	10	10
2.522% due 06/01/2034	348	367
2.570% due 12/01/2033	15	16
2.590% due 06/01/2035	112	118
2.819% due 06/01/2035	145	154
3.500% due 07/25/2031	7,868	8,046
4.000% due 09/01/2023 - 10/01/2041	251,292	265,880
4.500% due 05/01/2023 - 10/01/2041	317,980	337,923
5.000% due 05/01/2033 - 10/01/2041	78,053	84,248
5.500% due 11/01/2021 - 10/01/2041	10,211	11,112
6.000% due 10/01/2026 - 10/01/2041	27,579	30,315
Freddie Mac
0.609% due 03/15/2037	12,220	12,226
0.929% due 08/15/2037	8,613	8,699
0.939% due 10/15/2037	2,098	2,120
0.949% due 05/15/2037 - 09/15/2037	9,385	9,482
2.468% due 06/01/2035	157	166
2.788% due 11/01/2034	66	70
4.000% due 12/15/2040 - 07/15/2041	23,747	24,436
4.500% due 10/01/2041	144,000	152,415
4.875% due 06/13/2018 (h)	300	360
5.500% due 08/15/2030 - 10/01/2041	5,019	5,439
6.000% due 08/01/2027 - 10/01/2041	2,235	2,450
Ginnie Mae
6.000% due 07/15/2037 - 08/15/2037	306	347
Small Business Administration
4.430% due 05/01/2029	1,082	1,180
5.520% due 06/01/2024	12	13

Total U.S. Government Agencies (Cost $1,063,979)		1,086,621

U.S. TREASURY OBLIGATIONS 14.7%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021 (h)(i)	35,721	37,325
1.750% due 01/15/2028 (h)	30,715	35,641
2.000% due 01/15/2026 (g)(h)	16,848	20,054
2.125% due 02/15/2040 (h)	23,695	30,222
2.125% due 02/15/2041	15,212	19,507
2.375% due 01/15/2025 (g)(h)	10,308	12,753

154	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 01/15/2027 (g)(h)(i)		$13,457	$16,854
2.500% due 01/15/2029 (g)		20,643	26,530
U.S. Treasury Notes
1.375% due 09/30/2018 (i)		11,100	11,062
1.500% due 07/31/2016		10,894	11,196
3.375% due 11/15/2019		2,300	2,612
3.625% due 02/15/2020		8,300	9,595

Total U.S. Treasury Obligations (Cost $232,220)			233,351

MORTGAGE-BACKED SECURITIES 7.0%
American Home Mortgage Investment Trust
2.218% due 02/25/2045		22	18
Arran Residential Mortgages Funding PLC
2.735% due 05/16/2047	EUR	798	1,066
2.935% due 05/16/2047		2,800	3,729
Banc of America Funding Corp.
2.565% due 06/25/2034		$85	79
2.717% due 05/25/2035		37	37
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		773	690
Banc of America Mortgage Securities, Inc.
2.878% due 05/25/2033		128	119
Banc of America Re-REMIC Trust
1.274% due 01/17/2049		9,617	9,559
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.801% due 06/10/2049		2,900	3,065
5.921% due 05/10/2045		300	330
BCRR Trust
5.858% due 07/17/2040		500	552
Bear Stearns Adjustable Rate Mortgage Trust
2.743% due 11/25/2034		238	189
3.162% due 12/25/2035		144	129
3.284% due 11/25/2034		65	61
Bear Stearns Alt-A Trust
2.772% due 09/25/2035		38	26
Chase Mortgage Finance Corp.
5.893% due 09/25/2036		2,071	1,863
6.000% due 12/25/2036		859	810
Citigroup Mortgage Loan Trust, Inc.
2.500% due 12/25/2035		44	38
2.660% due 12/25/2035		69	60
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		300	316
5.543% due 12/11/2049		3,800	4,133
Countrywide Alternative Loan Trust
0.515% due 02/25/2037		597	290
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		45	34
2.774% due 02/20/2035		290	226
3.033% due 11/25/2034		2,141	1,621
European Loan Conduit
1.685% due 05/15/2019	EUR	181	204
Extended Stay America Trust
2.950% due 11/05/2027		$6,696	6,610
Granite Master Issuer PLC
0.330% due 12/20/2054		1,350	1,280
0.838% due 12/20/2054	GBP	1,350	1,969
Granite Mortgages PLC
1.210% due 01/20/2044		222	330
1.305% due 09/20/2044		1,330	1,976
1.988% due 01/20/2044	EUR	249	317
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.738% due 09/25/2035		$116	$107
5.151% due 11/25/2035		179	164
5.211% due 11/25/2035		5,596	4,746
Harborview Mortgage Loan Trust
0.400% due 12/19/2036		1,139	591
0.450% due 05/19/2035		40	25
Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	1,500	2,010
JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		$1,447	1,491
4.717% due 02/16/2046		2,700	2,791
5.336% due 05/15/2047		1,700	1,763
5.882% due 02/15/2051		100	107
JPMorgan Mortgage Trust
5.018% due 02/25/2035		46	44
5.333% due 07/25/2035		2,835	2,723
5.750% due 01/25/2036		235	222
6.012% due 10/25/2036		952	742
MASTR Adjustable Rate Mortgages Trust
2.404% due 07/25/2035		2,527	1,873
Mellon Residential Funding Corp.
0.669% due 12/15/2030		252	231
0.709% due 06/15/2030		3	3
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		133	89
2.235% due 05/25/2033		110	102
5.272% due 09/25/2035		6,546	5,652
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,590	1,618
5.485% due 03/12/2051		100	103
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		143	108
2.420% due 10/25/2035		8,080	6,736
Morgan Stanley Capital
5.610% due 04/15/2049		2,605	2,694
5.809% due 12/12/2049		1,700	1,835
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		2,215	2,173
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		577	492
OBP Depositor LLC Trust
4.646% due 07/15/2045		6,900	7,384
Permanent Master Issuer PLC
1.715% due 07/15/2033	EUR	2,175	2,911
Structured Adjustable Rate Mortgage Loan Trust
1.652% due 01/25/2035		$89	54
2.488% due 02/25/2034		113	101
2.502% due 08/25/2034		171	151
Structured Asset Mortgage Investments, Inc.
0.515% due 02/25/2036		51	27
Structured Asset Securities Corp.
0.285% due 05/25/2036		6	6
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046		162	162
Titan Europe PLC
1.113% due 10/23/2016	GBP	6,298	8,200
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021		$533	514
5.509% due 04/15/2047		100	104
WaMu Mortgage Pass-Through Certificates
1.442% due 11/25/2042		17	14
2.838% due 10/25/2046		500	347
5.580% due 02/25/2037		2,500	1,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.731% due 03/25/2036		$184	$152
4.795% due 01/25/2035		157	145
5.447% due 12/25/2036		7,002	6,207

Total Mortgage-Backed Securities (Cost $113,001)			111,542

ASSET-BACKED SECURITIES 3.8%
ACE Securities Corp.
0.295% due 10/25/2036		31	9
Asset-Backed Securities Corp. Home Equity
0.510% due 09/25/2034		71	62
Centurion CDO Ltd.
0.626% due 01/30/2016		4,818	4,583
Citibank Omni Master Trust
2.329% due 05/16/2016		10,000	10,087
Citigroup Mortgage Loan Trust, Inc.
0.295% due 05/25/2037		130	125
0.435% due 05/25/2037		10,135	2,958
Countrywide Asset-Backed Certificates
0.715% due 12/25/2031		4	2
GSPA Monetization Trust
6.422% due 10/09/2029		2,547	2,409
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		9	7
Massachusetts Educational Financing Authority
1.203% due 04/25/2038		2,477	2,470
Penta CLO S.A.
1.934% due 06/04/2024	EUR	968	1,157
SLM Student Loan Trust
0.553% due 01/25/2015		$16	16
0.753% due 10/25/2017		1,100	1,093
1.788% due 12/15/2023	EUR	12,459	15,998
3.479% due 05/16/2044		$1,557	1,623
3.500% due 08/17/2043		2,479	2,464
4.500% due 11/16/2043		1,315	1,258
6.229% due 07/15/2042		12,593	11,805
Wind River CLO Ltd.
0.680% due 12/19/2016		3,060	2,927

Total Asset-Backed Securities (Cost $63,026)			61,053

SOVEREIGN ISSUES 7.5%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	776
5.500% due 07/12/2020		$2,100	2,189
Canada Government Bond
2.000% due 06/01/2016	CAD	800	786
2.750% due 09/01/2016		4,000	4,064
3.000% due 12/01/2015		3,000	3,064
4.500% due 06/01/2015		400	427
Canada Housing Trust No. 1
2.450% due 12/15/2015		28,000	27,691
2.750% due 09/15/2014		1,900	1,891
2.750% due 12/15/2015		2,200	2,201
3.350% due 12/15/2020		4,800	4,872
3.800% due 06/15/2021		2,000	2,153
Export-Import Bank of Korea
4.000% due 01/29/2021		$3,300	3,071
5.125% due 06/29/2020		600	612
5.875% due 01/14/2015		1,900	2,031
8.125% due 01/21/2014		6,400	7,177
Indonesia Government International Bond
7.500% due 01/15/2016		1,500	1,707

See Accompanying Notes	Semiannual Report	September 30, 2011	155

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Development Bank
4.375% due 08/10/2015		$2,500	$2,559
Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,159
Korea Housing Finance Corp.
4.125% due 12/15/2015		500	516
Mexico Government International Bond
5.750% due 10/12/2110		10,500	10,395
6.000% due 06/18/2015	MXN	103,500	7,705
6.050% due 01/11/2040		$400	454
Province of Ontario Canada
1.375% due 01/27/2014		2,800	2,834
4.000% due 06/02/2021	CAD	600	615
4.200% due 03/08/2018		100	106
4.200% due 06/02/2020		14,300	14,942
4.300% due 03/08/2017		1,400	1,488
4.400% due 06/02/2019		1,200	1,278
4.600% due 06/02/2039		1,000	1,090
5.500% due 06/02/2018		300	339
Province of Quebec Canada
4.500% due 12/01/2016		100	107
4.500% due 12/01/2017		100	107
4.500% due 12/01/2018		200	214
Russia Government International Bond
3.625% due 04/29/2015		$300	296
Societe Financement de l'Economie Francaise
2.375% due 03/26/2012		400	402
Turkey Government International Bond
6.875% due 03/17/2036		5,000	5,350
7.000% due 09/26/2016		2,200	2,442

Total Sovereign Issues (Cost $118,815)			119,110

		SHARES
CONVERTIBLE PREFERRED SECURITIES 1.2%

BANKING & FINANCE 1.2%
Bank of America Corp.
7.250% due 12/31/2049		9,000	6,894
Wells Fargo & Co.
7.500% due 12/31/2049		11,170	11,539

			18,433

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032	24,000	$9

Total Convertible Preferred Securities (Cost $18,404)		18,442

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
DG Funding Trust
0.837% due 12/31/2049	85	640
Farm Credit Bank
10.000% due 12/31/2049	1,100	1,273

Total Preferred Securities (Cost $2,037)		1,913

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 16.1%

CERTIFICATES OF DEPOSIT 1.2%
Banco do Brasil S.A.
0.000% due 02/15/2012	$9,500	9,443
Itau Unibanco Holding S.A.
0.000% due 12/12/2011	4,700	4,689
0.000% due 02/06/2012	5,400	5,374

		19,506

COMMERCIAL PAPER 3.3%
Kells Funding LLC
0.260% due 12/01/2011	43,000	42,982
0.310% due 11/16/2011	3,100	3,099
Vodafone Group PLC
0.880% due 01/19/2012	6,300	6,291

		52,372

REPURCHASE AGREEMENTS 1.3%
Banc of America Securities LLC
0.090% due 10/03/2011	19,000	19,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $19,402. Repurchase proceeds are $19,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 10/03/2011		$1,490	$1,490
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.250% due 03/15/2014 valued at $1,524. Repurchase proceeds are $1,490.)

			20,490

SHORT-TERM NOTES 0.4%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		6,300	6,281

MEXICO TREASURY BILLS 0.2%
4.177% due 11/03/2011	MXN	31,900	2,292

U.S. TREASURY BILLS 3.6%
0.014% due 12/01/2011 - 03/22/2012 (b)(f)(g)(h)(i)		$57,242	57,234

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 6.1%
		9,735,037	97,477

Total Short-Term Instruments (Cost $256,016)			255,652

PURCHASED OPTIONS (k) 0.0%
(Cost $340)			340

Total Investments 153.6% (Cost $2,411,212)			$2,442,914

Written Options (l) (0.1%) (Premiums $6,844)			(2,013)

Other Assets and Liabilities (Net) (53.5%)			(850,791)

Net Assets 100.0%			$1,590,110

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $15,101 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $550 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $193,407 at a weighted average interest rate of 0.368%. On September 30, 2011, securities valued at $183,435 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $108,837 and cash of $5,209 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
E-mini S&P 500 Index December Futures	Short	12/2011	20,815	$28,746
S&P 500 Index December Futures	Short	12/2011	1,492	10,427

				$39,173

156	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(i)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $6,562 and cash of $724 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	$44,800	$(12,387)	$1,501
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	3,200	(885)	(136)

					$(13,272)	$1,365

(j)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Australia Government Bond	RYL	1.000%	09/20/2016	0.973%	$	9,000	$15	$189	$(174)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		1,000	(30)	(16)	(14)
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.743%		1,500	(40)	(15)	(25)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.743%		300	(8)	(8)	0
Brazil Government International Bond	GST	1.000%	06/20/2015	1.743%		500	(13)	(7)	(6)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.743%		400	(11)	(11)	0
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		1,100	(33)	(11)	(22)
Brazil Government International Bond	HUS	1.000%	12/20/2015	1.824%		16,300	(536)	(92)	(444)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.743%		1,700	(45)	(19)	(26)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		13,000	(385)	(177)	(208)
Brazil Government International Bond	MYC	1.000%	06/20/2015	1.743%		500	(13)	(5)	(8)
Brazil Government International Bond	MYC	1.950%	08/20/2016	1.964%		500	1	0	1
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	BOA	1.000%	06/20/2015	1.755%		900	(24)	15	(39)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%		300	(11)	4	(15)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		700	(26)	8	(34)
China Government International Bond	BRC	1.000%	06/20/2016	1.918%		17,700	(712)	230	(942)
China Government International Bond	CBK	1.000%	06/20/2015	1.755%		200	(6)	3	(9)
China Government International Bond	CBK	1.000%	06/20/2016	1.918%		1,100	(44)	11	(55)
China Government International Bond	JPM	1.000%	06/20/2016	1.918%		2,300	(92)	24	(116)
China Government International Bond	RYL	1.000%	06/20/2015	1.755%		400	(10)	7	(17)
China Government International Bond	UAG	1.000%	06/20/2016	1.918%		1,100	(44)	12	(56)
France Government Bond	BRC	0.250%	03/20/2016	1.755%		800	(51)	(30)	(21)
France Government Bond	DUB	0.250%	03/20/2016	1.755%		400	(25)	(16)	(9)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		300	(21)	(11)	(10)
France Government Bond	MYC	0.250%	03/20/2016	1.755%		500	(32)	(17)	(15)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		700	(41)	(14)	(27)
France Government Bond	RYL	0.250%	03/20/2016	1.755%		500	(32)	(17)	(15)
France Government Bond	UAG	0.250%	03/20/2016	1.755%		400	(25)	(16)	(9)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	3.003%		3,000	(228)	(59)	(169)
General Electric Capital Corp.	BRC	1.670%	03/20/2013	2.673%		800	(11)	0	(11)
General Electric Capital Corp.	CBK	5.000%	09/20/2014	2.908%		3,900	235	139	96
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		300	(5)	4	(9)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		700	(10)	6	(16)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%		400	(36)	(12)	(24)
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	4.706%		1,700	(234)	(36)	(198)
MetLife, Inc.	BOA	1.000%	12/20/2015	3.252%		4,200	(358)	(203)	(155)
MetLife, Inc.	CBK	1.000%	12/20/2015	3.252%		2,300	(197)	(84)	(113)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%		3,700	(293)	(238)	(55)
MetLife, Inc.	JPM	1.000%	09/20/2015	3.199%		5,800	(459)	(344)	(115)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.786%		300	(9)	(4)	(5)
Mexico Government International Bond	BOA	1.000%	03/20/2021	2.300%		2,000	(204)	(86)	(118)
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.686%		800	(18)	(18)	0
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.686%		500	(11)	(11)	0
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.786%		700	(21)	(11)	(10)
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	2.886%		2,200	(159)	(64)	(95)
Republic of Germany Government Bond	BOA	0.250%	09/20/2016	1.104%		9,200	(373)	(166)	(207)
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	4.679%		14,700	(2,034)	(479)	(1,555)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		800	(110)	(31)	(79)

See Accompanying Notes	Semiannual Report	September 30, 2011	157

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%	$	300	$(42)	$(12)	$(30)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		1,000	(145)	(20)	(125)
Republic of Italy Government Bond	MYC	1.000%	03/20/2016	4.679%		14,600	(2,020)	(476)	(1,544)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		300	(33)	(20)	(13)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		200	(21)	(13)	(8)
Spain Government International Bond	GST	1.000%	06/20/2016	3.799%		1,000	(113)	(60)	(53)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		2,300	13	40	(27)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		300	2	6	(4)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		2,400	19	55	(36)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		600	5	3	2
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		300	2	5	(3)
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		2,700	27	5	22
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		800	5	14	(9)

							$(9,212)	$(2,179)	$(7,033)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	14,300	$797	$1,825	$(1,028)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		3,600	201	434	(233)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		6,100	340	718	(378)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		700	39	80	(41)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		2,600	144	300	(156)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		5,100	312	698	(386)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		2,100	128	283	(155)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		5,400	330	730	(400)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		1,600	97	190	(93)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		2,900	178	386	(208)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		800	49	105	(56)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		200	12	26	(14)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,200	73	156	(83)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		400	25	56	(31)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		1,200	74	127	(53)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		400	24	54	(30)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,254	10	0	10
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		289	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		579	3	0	3
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		32,400	(503)	0	(503)

						$2,335	$6,168	$(3,833)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	GLM	$	888,700	$3,014	$(907)	$3,921
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		438,000	992	(1,594)	2,586
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS	BRL	1,400	6	0	6
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		200	2	1	1

158	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA	BRL	800	$17	$0	$17
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		1,000	30	(7)	37
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		3,600	1	(3)	4
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		3,700	2	(2)	4
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		4,000	6	0	6
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		3,200	21	(6)	27
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		1,300	11	0	11
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		2,800	44	0	44
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		2,500	36	(2)	38
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		12,900	208	4	204
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		22,600	363	44	319
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		13,600	210	26	184
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		5,000	77	0	77
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		3,100	51	(4)	55
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		2,400	29	3	26
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,700	33	3	30
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		1,900	32	3	29
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,000	71	11	60
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		900	16	2	14
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		7,500	148	30	118
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		38,600	764	(51)	815
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		900	19	3	16
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		11,900	228	49	179
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		5,100	104	19	85
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		8,000	183	12	171
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		2,500	(2)	(7)	5
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		5,900	(3)	(10)	7
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		2,700	4	(1)	5
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		1,900	4	0	4
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		500	2	1	1
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		600	5	0	5
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		900	8	1	7
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		4,800	46	0	46
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		2,400	35	0	35
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		2,600	48	12	36
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		900	18	0	18
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		1,900	42	0	42
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		1,000	23	3	20
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		8,000	215	8	207
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		6,100	166	9	157
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,600	46	12	34
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		5,700	146	0	146
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HUS	MXN	6,400	30	3	27
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		6,400	(4)	1	(5)
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	1,900	156	91	65
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		8,200	677	535	142
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		18,400	1,518	1,028	490
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	CBK		3,700	(1,001)	45	(1,046)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	DUB		1,400	(379)	(6)	(373)
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	8,400	(1)	(4)	3

							$8,517	$(645)	$9,162

(k)	Purchased options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December Futures	$105.000	11/25/2011	466	$4	$7
Put - CBOT U.S. Treasury 5-Year Note December Futures	100.000	11/25/2011	536	5	4
Put - CBOT U.S. Treasury 10-Year Note December Futures	92.000	11/25/2011	1,297	11	20
Put - CBOT U.S. Treasury 10-Year Note December Futures	93.000	11/25/2011	200	2	3
Put - CBOT U.S. Treasury 10-Year Note December Futures	94.000	11/25/2011	300	3	5
Call - CME S&P 500 Index December Futures	1,600.000	12/15/2011	202	6	5
Call - CME S&P 500 Index December Futures	1,625.000	12/15/2011	770	21	19
Call - CME S&P 500 Index December Futures	1,650.000	12/15/2011	4,700	129	118

				$181	$181

See Accompanying Notes	Semiannual Report	September 30, 2011	159

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	22,900	$90	$158

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC Fannie Mae 4.000% due 12/01/2041	FBF	$81.000	12/05/2011	$	54,000	$6	$0
Put - OTC Fannie Mae 4.000% due 12/01/2041	BRC	91.000	12/05/2011		55,000	6	1
Put - OTC Fannie Mae 4.500% due 10/01/2041	FBF	92.000	01/05/2012		39,000	5	0
Put - OTC Fannie Mae 4.500% due 12/01/2041	FBF	82.000	12/05/2011		229,000	27	0
Put - OTC Freddie Mac 4.500% due 12/05/2011	FBF	83.000	12/05/2011		110,000	13	0
Put - OTC Freddie Mac 4.500% due 12/05/2011	BRC	93.000	12/05/2011		34,000	4	0
Put - OTC U.S. Treasury Inflation Protected Securities 0.625% due 10/24/2011	BRC	75.000	10/24/2011		18,000	2	0
Put - OTC U.S. Treasury Inflation Protected Securities 1.750% due 10/07/2011	MYC	75.000	10/07/2011		28,000	2	0
Put - OTC U.S. Treasury Inflation Protected Securities 2.125% due 10/07/2011	MYC	75.000	10/07/2011		15,000	1	0
Put - OTC U.S. Treasury Inflation Protected Securities 2.125% due 10/19/2011	MYC	75.000	10/19/2011		25,000	2	0
Put - OTC U.S. Treasury Inflation Protected Securities 2.500% due 10/24/2011	CBK	75.000	10/24/2011		9,000	1	0

						$69	$ 1

(l)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	214	$175	$(46)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	27,100	$56	$(8)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		30,500	174	(38)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		45,800	92	(9)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		35,500	134	(21)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		20,300	171	(14)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,400	16	(2)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		16,800	119	(127)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		19,000	113	(13)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,000	62	(7)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		89,200	702	(60)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,700	234	(11)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,700	69	(4)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		17,600	192	(8)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,000	166	(9)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		10,800	117	(5)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		21,900	225	(10)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		14,700	144	(8)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		38,400	309	(17)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,700	289	(18)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		10,500	150	(140)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.800%	10/11/2011		2,700	2	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.750%	11/14/2011		4,100	10	(2)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		4,100	20	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900	98	(6)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		28,100	390	(376)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		38,600	536	0
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		39,700	276	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		55,700	282	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		3,400	20	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		5,400	34	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		2,300	32	0

								$5,234	$(913)

160	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Call- OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	6,600	$7	$(3)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		11,300	9	(6)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		1,800	2	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		8,000	6	(4)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		3,300	4	(2)

							$28	$(16)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date		Notional Amount	Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	13,200	$70	$(49)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		12,200	62	(46)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		39,500	439	(401)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		32,600	354	(339)

						$ 925	$(835)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date		Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	13,900	$117	$(47)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		30,200	271	(107)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		3,700	48	(15)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		6,200	46	(34)

							$482	$(203)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	1,297	$635,800	$6,229
Sales	1,949	657,100	3,860
Closing Buys	(3,032)	(429,300)	(3,116)
Expirations	0	(1,200)	(5)
Exercised	0	(22,300)	(124)

Balance at 09/30/2011	214	$840,100	$6,844

(m)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
U.S. Treasury Notes	1.500%	07/31/2016	$8,794	$9,038	$(9,063)

(6)	Market value includes $25 of interest payable on short sales.

(n) Foreign currency contracts outstanding on September 30, 2011:
Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	4,481	11/2011	BRC	$235	$0	$235
Buy		47,771	11/2011	HUS	0	(4,162)	(4,162)
Sell		3,803	11/2011	HUS	92	0	92
Sell		4,156	11/2011	MSC	206	0	206
Buy	CAD	19,300	10/2011	CBK	0	(311)	(311)
Sell		19,300	10/2011	CBK	261	0	261
Sell		618	10/2011	DUB	10	0	10
Sell		616	10/2011	UAG	12	0	12
Sell		21,084	11/2011	CBK	321	0	321
Sell		2,004	11/2011	DUB	107	0	107
Buy		5,278	11/2011	GST	0	(70)	(70)

See Accompanying Notes	Semiannual Report	September 30, 2011	161

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	9,371	11/2011	MSC	$529	$0	$529
Sell		15,074	11/2011	RBC	676	0	676
Buy	CNY	133	11/2011	BRC	0	0	0
Buy		798	11/2011	CBK	2	0	2
Buy		5,718	11/2011	JPM	18	0	18
Buy		6,426	02/2012	HUS	4	0	4
Buy		23,675	06/2012	BRC	0	(9)	(9)
Buy		9,592	06/2012	CBK	0	(5)	(5)
Buy		10,208	06/2012	DUB	0	(26)	(26)
Buy		20,435	06/2012	HUS	0	(14)	(14)
Sell		63,488	06/2012	HUS	103	0	103
Buy		38,374	06/2012	JPM	0	(18)	(18)
Buy		14,662	06/2012	MSC	0	(14)	(14)
Buy		3,206	06/2012	RYL	0	0	0
Buy		47,621	02/2013	CBK	0	(112)	(112)
Buy		12,620	02/2013	GST	0	(37)	(37)
Buy		25,000	02/2013	HUS	0	(50)	(50)
Sell	EUR	246	10/2011	BPS	18	0	18
Buy		5,341	10/2011	BRC	0	(525)	(525)
Sell		74,576	10/2011	BRC	4,897	0	4,897
Buy		10,407	10/2011	CBK	0	(977)	(977)
Buy		5,294	10/2011	DUB	0	(307)	(307)
Sell		5,153	10/2011	DUB	362	0	362
Buy		1,905	10/2011	FBL	0	(137)	(137)
Sell		2,181	10/2011	FBL	123	0	123
Sell		5,100	10/2011	JPM	423	0	423
Sell		7,083	10/2011	MSC	382	0	382
Buy		3,396	10/2011	RBC	0	(322)	(322)
Buy		5,124	10/2011	RYL	0	(421)	(421)
Buy	GBP	1,458	12/2011	BRC	0	(7)	(7)
Sell		9,306	12/2011	JPM	333	0	333
Sell		7,978	12/2011	UAG	297	0	297
Sell	IDR	11,989,640	10/2011	CBK	2	0	2
Buy		8,208,000	10/2011	DUB	4	0	4
Sell		15,551,000	10/2011	HUS	16	0	16
Buy		17,327,075	10/2011	RYL	5	(5)	0
Sell		16,948,000	10/2011	UAG	65	0	65
Buy		18,756,140	01/2012	CBK	0	(102)	(102)
Buy		34,096,882	07/2012	HUS	0	(257)	(257)
Buy	INR	340,076	11/2011	BRC	0	(686)	(686)
Sell		28,820	11/2011	BRC	21	0	21
Sell		77,856	11/2011	CBK	35	0	35
Sell	JPY	9,767	10/2011	CBK	0	(5)	(5)
Sell	KRW	2,769,375	11/2011	FBL	81	0	81
Buy		20,129,248	11/2011	JPM	0	(2,031)	(2,031)
Sell		6,156,806	11/2011	JPM	144	0	144
Sell		2,108,525	11/2011	MSC	134	0	134
Sell	MXN	55,068	11/2011	BRC	247	0	247
Buy		3,319	11/2011	DUB	0	(44)	(44)
Sell		50,582	11/2011	DUB	269	0	269
Buy		223,283	11/2011	HUS	0	(2,845)	(2,845)
Sell		5,188	11/2011	HUS	27	0	27
Buy		3,583	11/2011	MSC	0	(43)	(43)
Sell		20,258	11/2011	MSC	46	0	46
Buy		3,580	11/2011	UAG	0	(43)	(43)
Sell		70,409	11/2011	UAG	245	0	245
Sell	MYR	1,269	11/2011	BRC	6	0	6
Sell		316	11/2011	HUS	2	0	2
Buy		6,452	04/2012	UAG	0	(135)	(135)
Buy	PHP	30,087	11/2011	BRC	6	0	6
Buy		88,504	11/2011	CBK	8	(11)	(3)
Sell		178,236	11/2011	CBK	45	0	45
Buy		13,215	11/2011	DUB	1	0	1
Buy		17,568	11/2011	GST	0	0	0

162	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	21,850	11/2011	JPM	$1	$(4)	$(3)
Sell		91,911	11/2011	JPM	10	(1)	9
Buy		263,164	03/2012	CBK	0	(51)	(51)
Buy		19,000	03/2012	HUS	0	(6)	(6)
Buy		25,228	03/2012	JPM	0	(6)	(6)
Sell		4,352	03/2012	JPM	1	0	1
Buy		20,955	03/2012	MSC	0	(6)	(6)
Buy	SGD	127	12/2011	CBK	0	(4)	(4)
Sell		2,274	12/2011	CBK	61	0	61
Sell		2,615	12/2011	FBL	100	0	100
Sell		1,369	12/2011	GST	53	0	53
Buy		9,577	12/2011	JPM	0	(627)	(627)
Buy		2,500	12/2011	RYL	0	(157)	(157)
Buy		2,500	12/2011	UAG	0	(153)	(153)
Sell		129	12/2011	UAG	1	0	1
Sell	TRY	898	10/2011	BRC	19	0	19
Sell		560	10/2011	CBK	0	0	0
Sell		721	10/2011	DUB	13	0	13
Buy		8,589	10/2011	HUS	0	(505)	(505)
Sell		1,615	10/2011	JPM	34	0	34
Sell		186	10/2011	MSC	0	0	0
Buy	TWD	13,187	01/2012	CBK	0	(28)	(28)
Buy	ZAR	38,618	10/2011	HUS	0	(723)	(723)
Sell		6,680	10/2011	HUS	76	0	76
Sell		14,503	10/2011	JPM	110	0	110
Buy		4,560	01/2012	JPM	0	(69)	(69)

					$11,299	$(16,071)	$(4,772)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$1,408	$0	$1,408
Corporate Bonds & Notes
Banking & Finance	0	271,652	1,912	273,564
Industrials	0	132,736	0	132,736
Utilities	0	57,645	0	57,645
Convertible Bonds & Notes
Industrials	0	152	0	152
Municipal Bonds & Notes
California	0	26,050	0	26,050
Illinois	0	15,063	0	15,063
Iowa	0	66	0	66
Louisiana	0	25	0	25
Nevada	0	5,148	0	5,148
New Jersey	0	1,608	0	1,608
New York	0	29,843	0	29,843
Ohio	0	6,579	0	6,579
Texas	0	4,795	0	4,795
West Virginia	0	208	0	208
U.S. Government Agencies	0	1,086,621	0	1,086,621
U.S. Treasury Obligations	0	233,351	0	233,351
Mortgage-Backed Securities	0	111,542	0	111,542
Asset-Backed Securities	0	54,061	6,992	61,053
Sovereign Issues	0	119,110	0	119,110
Convertible Preferred Securities
Banking & Finance	18,433	0	0	18,433
Industrials	0	0	9	9
Preferred Securities
Banking & Finance	0	1,273	640	1,913
Short-Term Instruments

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Certificates of Deposit	$0	$19,506	$0	$19,506
Commercial Paper	0	52,372	0	52,372
Repurchase Agreements	0	20,490	0	20,490
Short-Term Notes	0	6,281	0	6,281
Mexico Treasury Bills	0	2,292	0	2,292
U.S. Treasury Bills	0	57,234	0	57,234
PIMCO Short-Term Floating NAV Portfolio	97,477	0	0	97,477
Purchased Options
Equity Contracts	0	142	0	142
Interest Rate Contracts	0	198	0	198
	$115,910	$2,317,451	$9,553	$2,442,914

Short Sales, at value	$0	$(9,063)	$0	$(9,063)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	136	0	136
Equity Contracts	39,173	0	0	39,173
Foreign Exchange Contracts	0	11,299	0	11,299
Interest Rate Contracts	0	12,087	0	12,087
	$39,173	$23,522	$0	$62,695

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(11,018)	0	(11,018)
Foreign Exchange Contracts	0	(16,071)	0	(16,071)
Interest Rate Contracts	0	(2,519)	(1,038)	(3,557)
	$0	$(29,608)	$(1,038)	$(30,646)

Totals	$155,083	$2,302,302	$8,515	$2,465,900

See Accompanying Notes	Semiannual Report	September 30, 2011	163

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,918	$0	$0	$(5)	$0	$(1)	$0	$0	$1,912	$(1)
Industrials	2,475	0	(2,562)	16	2	69	0	0	0	0
Mortgage-Backed Securities	10,112	(17)	(484)	1	0	(53)	0	(9,559)	0	0
Asset-Backed Securities	15,547	0	(4,413)	22	125	(204)	0	(4,085)	6,992	(68)
Convertible Preferred Securities
Industrials	0	0	0	0	0	9	0	0	9	9
Preferred Securities
Banking & Finance	646	0	0	0	0	(6)	0	0	640	(6)

	$30,698	$(17)	$(7,459)	$34	$127	$(186)	$0	$(13,644)	$9,553	$(66)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,803)	$0	$0	$0	$0	$765	$0	$0	$(1,038)	$765

Totals	$28,895	$(17)	$(7,459)	$34	$127	$579	$0	$(13,644)	$8,515	$699

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$142	$0	$198	$340
Variation margin receivable on financial derivative instruments (2)	0	0	41,139	0	0	41,139
Unrealized appreciation on foreign currency contracts	0	0	0	11,299	0	11,299
Unrealized appreciation on OTC swap agreements	0	136	0	0	10,586	10,722

	$0	$136	$41,281	$11,299	$10,784	$63,500

Liabilities:
Written options outstanding	$0	$16	$0	$0	$1,997	$2,013
Variation margin payable on financial derivative instruments (2)	0	0	0	0	836	836
Unrealized depreciation on foreign currency contracts	0	0	0	16,071	0	16,071
Unrealized depreciation on OTC swap agreements	0	11,002	0	0	1,424	12,426

	$0	$11,018	$0	$16,071	$4,257	$31,346

164	PIMCO EQUITY-RELATED STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(392)	$0	$0	$(392)
Net realized gain (loss) on futures contracts, written options and swaps	0	2,607	219,866	5	(78,264)	144,214
Net realized gain on foreign currency transactions	0	0	0	7,063	0	7,063

	$0	$2,607	$219,474	$7,068	$(78,264)	$150,885

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$(17)	$0	$129	$0	$32	$144
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(13,316)	60,854	(4)	17,763	65,297
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(5,471)	0	(5,471)

	$(17)	$(13,316)	$60,983	$(5,475)	$17,795	$59,970

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $39,173 and open centrally cleared swaps cumulative appreciation/(depreciation) of $1,365 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2,727)	$2,424	$(303)
BPS	249	(310)	(61)
BRC	5,061	(5,770)	(709)
CBK	(1,827)	1,886	59
DUB	(297)	0	(297)
FBF	395	(490)	(95)
FBL	167	0	167
GLM	4,203	(4,090)	113
GST	(666)	570	(96)
HUS	(7,841)	6,449	(1,392)
JPM	(2,406)	2,096	(310)
MSC	1,234	(1,190)	44
MYC	(689)	62	(627)
RBC	1,297	(1,160)	137
RYL	(956)	650	(306)
SOG	27	0	27
UAG	(164)	0	(164)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	165

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of twelve funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is

166	PIMCO EQUITY-RELATED STRATEGY FUNDS

September 30, 2011 (Unaudited)

closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be

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valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other

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classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2011 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in

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accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Fund with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. A Fund may write a Futures Option for income purposes or to hedge an existing position or future investment. A Fund may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. A Fund may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  Certain Funds may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

Options on Securities  Certain Funds may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. A Fund may write or purchase options for income purposes or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A short straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The short straddle profits when the underlying security price has little volatility before the expiration date. A long straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The long straddle profits when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate, total return and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered commodities exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

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Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Semiannual Report	September 30, 2011	171

Notes to Financial Statements (Cont.)

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

6.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

172	PIMCO EQUITY-RELATED STRATEGY FUNDS

September 30, 2011 (Unaudited)

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman

Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO EM Fundamental IndexPLUS® TR Strategy, PIMCO Fundamental Advantage Total Return Strategy, PIMCO Fundamental IndexPLUS® TR, PIMCO International Fundamental IndexPLUS® TR Strategy and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Funds.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	0.85%	0.40%	0.50%	N/A	N/A	N/A
PIMCO Fundamental Advantage Total Return Strategy Fund	0.64%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO Fundamental IndexPLUS® TR Fund	0.54%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0.59%	0.25%	N/A	N/A	N/A	N/A
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%	0.30%	N/A	N/A	0.70%	0.45%
PIMCO Small Cap StocksPLUS® TR Fund	0.44%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0.59%	0.25%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	N/A	N/A	N/A	N/A
PIMCO StocksPLUS® Total Return Fund	0.39%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO StocksPLUS® TR Short Strategy Fund	0.39%	0.25%	0.35%	N/A	0.65%	0.40%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Semiannual Report	September 30, 2011	173

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2011, the Distributor received $9,953,873 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$29,815	$647,984
PIMCO Fundamental Advantage Total Return Strategy Fund	28,364	970,690
PIMCO Fundamental IndexPLUS® TR Fund	60,861	81,977
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	3,028	69,912
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	8,074
PIMCO Small Cap StocksPLUS® TR Fund	1,198	20,667
PIMCO StocksPLUS® Fund	70,631	61,408
PIMCO StocksPLUS® Long Duration Fund	1,716	0
PIMCO StocksPLUS® Total Return Fund	1,637	2,012
PIMCO StocksPLUS® TR Short Strategy Fund	12,422	148,102

174	PIMCO EQUITY-RELATED STRATEGY FUNDS

September 30, 2011 (Unaudited)

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended September 30, 2011 (amounts in thousands):

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$693,541	$1,949,697	$(1,623,100)	$(258)	$(337)	$1,019,543	$1,097
PIMCO Fundamental Advantage Total Return Strategy Fund	1,302,926	1,859,738	(3,116,900)	(199)	(162)	45,403	1,638
PIMCO Fundamental IndexPLUS® TR Fund	72,505	107,344	(113,800)	(12)	(55)	65,982	144
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	114,671	482,015	(337,500)	(35)	(77)	259,074	215
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	53,222	127,428	(176,150)	11	(2)	4,509	28
PIMCO Small Cap StocksPLUS® TR Fund	117,399	336,193	(297,930)	31	(48)	155,645	93
PIMCO StocksPLUS® Fund	397,647	952,272	(729,600)	(5)	(193)	620,121	572
PIMCO StocksPLUS® Long Duration Fund	59,197	112,760	(123,400)	4	(15)	48,546	60
PIMCO StocksPLUS® Total Return Fund	105,783	206,251	(145,400)	(10)	(47)	166,577	150
PIMCO StocksPLUS® TR Short Strategy Fund	284,468	1,360,854	(1,547,500)	(318)	(27)	97,477	554

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$9,948,518	$7,852,981	$501,025	$341,685
PIMCO Fundamental Advantage Total Return Strategy Fund	12,528,194	10,438,567	529,161	1,285,083
PIMCO Fundamental IndexPLUS® TR Fund	2,668,781	1,657,128	121,506	31,623
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	43,408	0	3,769	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	1,682,483	1,290,533	112,380	17,745
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	906,096	803,280	42,581	38,557
PIMCO Small Cap StocksPLUS® TR Fund	950,529	747,884	99,826	50,799
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	47,842	0	0	0
PIMCO StocksPLUS® Fund	1,392,849	798,957	227,169	182,608
PIMCO StocksPLUS® Long Duration Fund	752,812	766,665	47,858	60,868
PIMCO StocksPLUS® Total Return Fund	778,339	577,722	41,478	23,341
PIMCO StocksPLUS® TR Short Strategy Fund	4,095,915	3,084,130	164,162	300,367

Semiannual Report	September 30, 2011	175

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO EM Fundamental IndexPLUS® TR Strategy Fund				PIMCO Fundamental Advantage Total Return Strategy Fund				PIMCO Fundamental IndexPLUS® TR Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30 /2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	185,798	$1,849,901	156,276	$1,678,276	283,279	$1,263,502	604,379	$2,840,977	144,600	$754,430	7,879	$45,969
Class P	1,134	12,790	15	163	6,066	26,425	6,026	27,613	2,467	13,591	1,405	8,167
Administrative Class	0	0	0	0	0	0	0	0	5	27	8	48
Class D	0	0	0	0	6,491	28,022	40,738	188,849	9,704	54,299	27,085	155,190
Class A	0	0	0	0	9,556	41,636	26,050	120,496	7,564	42,168	20,941	120,764
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	2,663	11,691	7,126	32,946	2,123	11,565	3,060	17,177
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	5,488	54,394	28,049	308,890	26,869	115,567	121,688	542,933	3,298	17,524	7,679	42,803
Class P	0	4	0	0	129	545	22	99	72	387	57	323
Administrative Class	0	0	0	0	0	0	0	0	1	3	1	7
Class D	0	0	0	0	456	1,913	2,320	10,187	684	3,658	3,479	18,953
Class A	0	0	0	0	689	2,899	1,972	8,618	531	2,838	1,329	7,281
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	120	507	350	1,545	168	867	395	2,105
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(3,162)	(31,777)	(4,014)	(43,278)	(740,433)	(3,199,556)	(390,659)	(1,826,966)	(4,291)	(23,837)	(14,045)	(79,829)
Class P	(1,113)	(11,060)	(12)	(130)	(2,398)	(10,337)	(2,260)	(10,482)	(948)	(4,950)	(517)	(3,015)
Administrative Class	0	0	0	0	0	0	0	0	0	0	(1)	(9)
Class D	0	0	0	0	(6,501)	(27,900)	(31,404)	(143,652)	(9,790)	(51,104)	(17,260)	(97,856)
Class A	0	0	0	0	(6,619)	(28,298)	(9,787)	(44,153)	(6,831)	(36,924)	(13,052)	(73,770)
Class B	0	0	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(1,821)	(7,843)	(2,668)	(12,363)	(1,129)	(5,801)	(911)	(5,078)
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	188,145	$1,874,252	180,314	$1,943,921	(421,454)	$(1,781,227)	373,893	$1,736,647	148,228	$778,741	27,532	$159,230

176	PIMCO EQUITY-RELATED STRATEGY FUNDS

September 30, 2011 (Unaudited)

PIMCO International Fundamental IndexPLUS® TR Strategy Fund		PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)				PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Period from 09/30/2011 to 09/30/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

5,000	$50,000	75,375	$451,340	67,186	$426,864	13,270	$85,260	21,288	$174,364
0	0	25	164	37	238	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	694	4,443	1,698	11,166	627	4,272	9,938	85,835
0	0	922	6,004	823	5,402	788	5,541	2,921	24,649
0	0	0	0	0	0	21	147	64	489
0	0	311	1,975	118	750	153	1,016	893	7,262
0	0	0	0	0	0	0	0	0	0

0	0	1,772	10,567	4,362	27,837	693	4,726	3,528	27,579
0	0	0	2	0	1	0	0	0	0
0	0	0	0	0	1	0	0	0	0
0	0	12	70	31	194	134	892	1,346	10,319
0	0	19	116	49	299	116	776	629	4,645
0	0	0	0	0	0	12	74	88	634
0	0	4	25	8	51	46	291	276	1,957
0	0	0	0	0	0	0	0	0	0

0	0	(10,250)	(54,952)	(22,770)	(144,422)	(5,218)	(37,971)	(25,253)	(224,276)
0	0	(12)	(66)	(22)	(122)	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	(427)	(2,563)	(1,740)	(10,868)	(3,455)	(23,780)	(11,750)	(101,617)
0	0	(364)	(2,264)	(1,225)	(6,985)	(2,314)	(15,859)	(1,467)	(12,184)
0	0	0	0	0	0	(162)	(1,062)	(218)	(1,787)
0	0	(87)	(503)	(79)	(480)	(822)	(5,364)	(321)	(2,553)
0	0	0	0	0	0	0	0	0	0

5,000	$50,000	67,994	$414,358	48,476	$309,926	3,889	$18,959	1,962	$(4,684)

Semiannual Report	September 30, 2011	177

Notes to Financial Statements (Cont.)

	PIMCO Small Cap StocksPLUS® TR Fund				PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund		PIMCO StocksPLUS® Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Period from 09/30/2011 to 09/30/2011		Six Months Ended 09/30/2011		Year Ended 03/ 31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	51,761	$345,135	29,902	$223,096	5,000	$50,000	90,822	$728,992	62,860	$505,915
Class P	1,242	9,989	340	2,556	0	0	221	1,921	245	2,078
Administrative Class	0	0	0	0	0	0	23	183	64	530
Class D	4,769	36,164	14,387	109,921	0	0	217	1,781	1,131	9,056
Class A	4,437	32,479	11,441	85,988	0	0	1,492	12,151	5,569	45,776
Class B	0	0	0	0	0	0	29	239	85	662
Class C	1,338	9,812	2,655	19,466	0	0	393	3,137	1,565	12,389
Class R	0	0	0	0	0	0	89	718	89	714
Issued as reinvestment of distributions
Institutional Class	536	3,664	2,836	20,910	0	0	3,350	27,554	9,732	77,845
Class P	5	33	3	24	0	0	2	12	3	29
Administrative Class	0	0	0	0	0	0	7	56	33	254
Class D	234	1,668	710	5,215	0	0	19	152	74	562
Class A	151	1,074	965	7,119	0	0	131	1,042	631	4,863
Class B	0	0	0	0	0	0	6	50	60	446
Class C	41	281	181	1,286	0	0	78	611	431	3,233
Class R	0	0	0	0	0	0	4	35	26	206
Cost of shares redeemed
Institutional Class	(26,669)	(198,115)	(29,966)	(202,063)	0	0	(5,380)	(42,886)	(18,141)	(148,809)
Class P	(1,138)	(8,695)	(335)	(2,323)	0	0	(173)	(1,514)	(175)	(1,474)
Administrative Class	0	0	0	0	0	0	(22)	(179)	(65)	(521)
Class D	(8,239)	(57,643)	(2,032)	(15,138)	0	0	(930)	(7,009)	(971)	(6,847)
Class A	(4,425)	(32,488)	(6,167)	(44,404)	0	0	(3,109)	(24,747)	(5,061)	(41,402)
Class B	0	0	0	0	0	0	(261)	(2,110)	(587)	(4,412)
Class C	(745)	(5,059)	(571)	(4,061)	0	0	(996)	(7,890)	(1,289)	(9,885)
Class R	0	0	0	0	0	0	(40)	(345)	(131)	(1,073)
Net increase resulting from Fund share transactions	23,298	$138,299	24,349	$207,592	5,000	$50,000	85,972	$691,954	56,178	$450,135

178	PIMCO EQUITY-RELATED STRATEGY FUNDS

September 30, 2011 (Unaudited)

	PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Total Return Fund				PIMCO StocksPLUS® TR Short Strategy Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	615	$4,400	2,161	$15,000	38,631	$280,989	1,698	$12,837	252,574	$1,054,106	280,077	$1,364,826
Class P	0	0	0	0	208	1,655	332	2,559	8,087	36,008	2,937	12,573
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	3,054	24,655	14,618	110,625	25,532	109,204	32,795	154,672
Class A	0	0	0	0	3,456	27,223	6,448	48,876	46,262	198,304	90,985	425,929
Class B	0	0	0	0	22	172	107	794	0	0	0	0
Class C	0	0	0	0	975	7,545	1,534	11,622	3,587	15,066	8,526	40,217
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	424	3,000	22,526	156,295	479	3,638	1,384	10,426	5,221	22,501	3,575	16,391
Class P	0	0	0	0	2	17	6	43	85	366	16	71
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	132	1,016	629	4,783	441	1,843	285	1,296
Class A	0	0	0	0	93	722	425	3,215	756	3,161	515	2,315
Class B	0	0	0	0	3	24	31	226	0	0	0	0
Class C	0	0	0	0	20	152	79	584	95	390	47	204
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(4,488)	(32,500)	(5,943)	(45,700)	(2,327)	(18,014)	(2,715)	(19,322)	(328,317)	(1,480,379)	(128,298)	(557,557)
Class P	0	0	0	0	(189)	(1,482)	(118)	(893)	(4,526)	(19,731)	(300)	(1,339)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(8,979)	(67,349)	(3,701)	(28,479)	(12,335)	(51,868)	(38,569)	(175,529)
Class A	0	0	0	0	(4,869)	(36,305)	(2,974)	(21,701)	(31,120)	(131,848)	(81,441)	(363,745)
Class B	0	0	0	0	(165)	(1,294)	(520)	(3,745)	0	0	0	0
Class C	0	0	0	0	(762)	(5,703)	(559)	(4,048)	(2,190)	(8,955)	(6,981)	(30,697)
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(3,449)	$(25,100)	18,744	$125,595	29,784	$217,661	16,704	$128,402	(35,848)	$(251,832)	164,169	$889,627

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Semiannual Report	September 30, 2011	179

Notes to Financial Statements (Cont.)

September 30, 2011 (Unaudited)

As of September 30, 2011, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO EM Fundamental IndexPLUS® TR Strategy Fund	$57,381	$(45,737)	$11,644
PIMCO Fundamental Advantage Total Return Strategy Fund	90,408	(58,777)	31,631
PIMCO Fundamental IndexPLUS® TR Fund	17,539	(14,539)	3,000
PIMCO International Fundamental IndexPLUS® TR Strategy Fund	0	0	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	9,847	(8,900)	947
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	6,778	(10,418)	(3,640)
PIMCO Small Cap StocksPLUS® TR Fund	7,867	(8,825)	(958)
PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund	0	0	0
PIMCO StocksPLUS® Fund	10,011	(25,929)	(15,918)
PIMCO StocksPLUS® Long Duration Fund	54,716	(4,649)	50,067
PIMCO StocksPLUS® Total Return Fund	10,990	(9,303)	1,687
PIMCO StocksPLUS® TR Short Strategy Fund	56,716	(25,014)	31,702

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and contingent payment debt instruments for federal income tax purposes.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

180	PIMCO EQUITY-RELATED STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FCT	Credit Suisse Capital LLC	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	RYM	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG
FBL	Credit Suisse AG

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
DKK	Danish Krone	MXN	Mexican Peso	USD	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	eRAFI	enhanced Research Affiliates Fundamental Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	eRAFI EM	eRAFI Emerging Markets Index
CDX.IG	Credit Derivatives Index - Investment Grade	EAFE	Europe, Australasia, and Far East Stock Index	MCDX	Municipal Bond Credit Derivative Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International
AID	Agency International Development	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate

Semiannual Report	September 30, 2011	181

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO Credit Absolute Return Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV

At a meeting held on August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2012; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO Fundamental IndexPLUS® TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2012.

The Board, including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (the “New Funds’ Agreements”) on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, at a meeting on February 28, 2011, and on behalf of PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund, at a meeting on May 23, 2011 (together with PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, the “New Funds”). At the meeting held on August 15-16, 2011, the Board also considered and approved the Sub-Advisory Agreement (the “RAFI Sub-Advisory Agreement”) with RALLC, on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the applicable New Funds’ Agreements and the RAFI Sub-Advisory Agreement at the February 28, 2011, May 23, 2011 and August 15-16, 2011 meetings.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address

182	PIMCO EQUITY-RELATED STRATEGY FUNDS

(Unaudited)

the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; assuming responsibility for certain sub-administration services and decoupling from the Allianz Funds; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting; establishing a new Funds’ website; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board also considered the sub-advisory services to be provided to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund under the RAFI Sub-Advisory Agreement. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements and by RALLC under the Asset Allocation Agreements, Sub-Advisory Agreements and RAFI Sub-Advisory Agreement are likely to benefit the Funds, the New Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays a unified fee. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	Investment Performance

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2011 and other performance data, as available, for the period ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2011 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods. The Board noted that, as of May 31, 2011, the Institutional Class of 76%, 73% and 64% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

Semiannual Report	September 30, 2011	183

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 5 years of performance history, more than 90% outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2011, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer ended May 31, 2011, more than 90% of Funds (based on Institutional Class performance) have outperformed the relative benchmark indexes on a net-of-fees basis. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fee for certain classes for several Funds, as well as historic fee reductions, including the significant supervisory and administrative fee reductions that took effect in May 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

With respect to the New Funds, the Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were the same or lower than PIMCO separate account fees in 31 out of 44 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

With respect to the PIMCO Credit Absolute Return Fund and PIMCO Total Return Fund IV, the Board reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with a similar investment strategy. At the time the Board considered the advisory fees, PIMCO did not manage any separate accounts or other products with investment strategies similar to the PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, and, thus, no comparative fee information was considered.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above

184	PIMCO EQUITY-RELATED STRATEGY FUNDS

(Unaudited)

median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

In connection with the approval of the New Funds’ Agreements, the Board also considered the Trust’s unified fee structure and the services to be provided under the New Funds’ Agreements. The Board concluded that the New Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund expense ratios that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. With respect to the New Funds, the Board also noted that PIMCO proposed to add the New Funds to the Expense Limitation Agreement currently in effect for certain other Funds.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the New Funds’ Agreements would likely benefit each New Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been “built” on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Funds’ cost structures and the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements and the Sub-Advisory Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the New Funds’ Agreements and the RAFI Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and the fees paid to RALLC by PIMCO under the RAFI Sub-Advisory Agreement, and that the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

Semiannual Report	September 30, 2011	185

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4003SAR_093011

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2011

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Low Duration Fund

PIMCO Low Duration Fund II

PIMCO Low Duration Fund III

PIMCO Moderate Duration Fund

PIMCO Money Market Fund

PIMCO Short-Term Fund

Share Classes

■	Institutional
■	M
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		14
Benchmark Descriptions		16
Financial Highlights		18
Statements of Assets and Liabilities		28
Statements of Operations		32
Statements of Changes in Net Assets		34
Notes to Financial Statements		120
Glossary		134
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		135

FUND	Fund Summary	Schedule of Investments

PIMCO Government Money Market Fund	6	36
PIMCO Investment Grade Corporate Bond Fund	7	38
PIMCO Low Duration Fund	8	56
PIMCO Low Duration Fund II	9	74
PIMCO Low Duration Fund III	10	80
PIMCO Moderate Duration Fund	11	90
PIMCO Money Market Fund	12	103
PIMCO Short-Term Fund	13	105

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the six-month reporting period, a number of events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the U.S. Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. In fact, polarization in Washington is high, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Within Europe, mounting concern about debt restructurings in peripheral European countries, amplified by the potential default of Greece and contagion to the rest of the region and to the global banking sector, increased speculation of a possible breakup of the Eurozone. A number of European economies are suffering from a significant loss of competitiveness, high debt loads and negative demographics. And in the Middle East and North Africa, ongoing social unrest and political uncertainty have increased concern over stability in the region.

In sum, these events weighed heavily on global investor sentiment and are clear indicators of significant structural re-alignments—social, political and economic—taking place at once throughout the world. Governments worldwide will be required to work together in a coordinated effort to address these growing issues of economic power and decline. In this fluid market environment being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasury yields declined across the yield curve as prices rose during the reporting period due to the flight-to-quality brought on primarily by growing investor concern over the European sovereign debt crisis, a slowing global economy, and the downgrade of the U.S. credit rating by Standard & Poor’s in August. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25% and announced a new “Operation Twist” policy initiative, repeated from 1961, again designed to replace short-term debt with longer-term U.S. Treasuries to try to support the economy by reducing long-term interest rates. The Bank of England held its key lending rate at 0.50%, while the European Central Bank raised its main policy rate to 1.50% during the first part of the period in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 1.92% at the end of the reporting period, or 1.55% lower than on March 31, 2011. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.20% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns, as measured by the Barclays Capital U.S. TIPS Index, which returned 8.33%. The gains were driven by the rally in longer-term TIPS due to an investor flight-to-quality and slower global growth prospects amid heightened sovereign risk concerns in the U.S. and Europe. Shorter-maturity TIPS, however, sold-off given lower commodity prices in addition to upcoming negative inflation seasonality. Despite strong overall gains, TIPS underperformed their nominal U.S. Treasury counterparts as breakeven inflation levels, also a measure of market inflation expectations, narrowed dramatically for all maturities as the investor flight-to-quality bid favored nominal U.S. Treasury debt over TIPS. Also, investor inflation expectations softened as a direct result of slowing global economic growth.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasury securities amid the flight-to-quality and speculation regarding a widespread government induced refinancing program.

2	PIMCO SHORT DURATION STRATEGY FUNDS

The Federal Reserve announced that it would continue to re-invest pay-downs (or the principal returned on a security to the investor) on its Agency MBS and Agency debt into Agency MBS, which helped support Agency MBS asset prices. Non-Agency MBS and commercial MBS also underperformed like-duration U.S. Treasury securities due to increased risk aversion and broad market volatility during the reporting period.

■

Municipal Bonds, including both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns but underperformed like-duration U.S. Treasury securities due to the flight-to-quality rally in U.S. Treasuries during the period. Municipal bond yields declined across the municipal yield curve as default worries eased and technical factors, such as low new issue supply, supported municipal bond prices. Demand for BABs (taxable municipal bonds) was strong as the securities provided attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasury securities due to general risk aversion and increased market volatility related to global factors. EM spread widening was larger in lower quality EM countries, which generally underperformed the broader EM external debt market. In EM local currency instruments, EM currencies depreciated against the U.S. dollar amid a flight to the U.S. dollar’s perceived better safety. The weakness in EM currencies also affected the performance of EM local currency denominated debt.

■

Equity markets worldwide generally posted negative returns due to increased risk aversion and heightened market volatility brought on by global macroeconomic events. U.S. equities, as measured by the S&P 500 Index, declined 13.78% and global equities, as represented by the MSCI World Index, declined 16.22%. Emerging market equities, as measured by the MSCI Emerging Markets Index, declined 23.45% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments, or our investment manager’s website at www.pimco.com, to learn more about our views and for expanded market commentary.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds November 15, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on:

(i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. (These charges do not apply to the PIMCO Government Money Market Fund or PIMCO Money Market Fund.) The Cumulative Returns Chart reflects only Institutional Class performance (or Class M in the case of the PIMCO Government Money Market Fund). Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class (or Class M) performance due to the lower expenses paid by Institutional Class (or Class M) shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund (or Class M) commenced operations. The minimum initial investment amount for Institutional Class, Class M, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R Shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

4	PIMCO SHORT DURATION STRATEGY FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class M	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Government Money Market Fund	01/27/09	—	01/27/09	05/14/09	—	—	05/14/09	—	05/14/09	—
PIMCO Investment Grade Corporate Bond Fund	04/28/00	04/28/00	—	04/30/08	09/30/02	07/30/04	07/30/04	—	07/30/04	—
PIMCO Low Duration Fund	05/11/87	05/11/87	—	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	12/31/09	02/02/98	—	—	—	—	—
PIMCO Low Duration Fund III	12/31/96	12/31/96	—	11/19/10	03/19/99	—	—	—	—	—
PIMCO Moderate Duration Fund	12/31/96	12/31/96	—	12/31/09	—	—	—	—	—	—
PIMCO Money Market Fund	03/01/91	03/01/91	—	—	01/25/95	—	01/13/97	01/13/97	01/13/97	—
PIMCO Short-Term Fund	10/07/87	10/07/87	—	04/30/08	02/01/96	04/08/98	01/20/97	01/20/97	01/20/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares (or Class M shares in the case of the PIMCO Government Money Market Fund). The prior Institutional Class (or Class M) performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO advised Funds are distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, www.pimco.com/investments, (888) 87-PIMCO.

Semiannual Report	September 30, 2011	5

PIMCO Government Money Market Fund

Class M - PGFXX	Class A - AMAXX
Class P - PGPXX	Class C - AMGXX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Treasury Repurchase Agreements	42.8%
Government Agency Repurchase Agreements	28.1%
Government Agency Debt	26.0%
Treasury Debt	3.1%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	7-Day Yield	30-Day Yield	6 Months*	1 Year	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Class M	0.02%	0.02%	0.01%	0.04%	0.12%
PIMCO Government Money Market Fund Class P	0.03%	0.02%	0.02%	0.03%	0.09%
PIMCO Government Money Market Fund Class A	0.02%	0.02%	0.01%	0.03%	0.06%
PIMCO Government Money Market Fund Class C	0.02%	0.02%	0.01%	0.03%	0.06%
Citigroup 3-Month Treasury Bill Index			0.04%	0.11%	0.13%	**
Lipper Institutional U.S. Government Money Markets Funds Average			0.01%	0.02%	0.05%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.18% for Class M shares, 0.28% for Class P shares, 0.43% for Class A shares, and 0.43% for Class C shares.

Portfolio Insights

»

The PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations.

»	The Fund’s weighted average maturity was reduced during the reporting period while remaining in compliance with the Fund’s guidelines.

»

The Fund posted a positive absolute return due to a positive duration (or sensitivity to changes in market interest rates) exposure as U.S. Treasury yields in the zero to one- year duration bucket rallied.

»	The Fund maintained a focus on high- quality securities.

»	The Fund reduced its exposure to Agency discount notes as their yields declined during the reporting period.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

»	The Fund increased its exposure to Agency fixed rate securities as they provided an incremental yield above U.S. Treasuries.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Investment Grade Corporate Bond Fund

Institutional Class - PIGIX	Class D - PBDDX
Class P - PBDPX	Class A - PBDAX
Administrative Class - PGCAX	Class C - PBDCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Banking & Finance	33.8%
Industrials	22.6%
U.S. Treasury Obligations	17.2%
Short-Term Instruments	9.6%
Utilities	5.6%
Other	11.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	1.76%	2.82%	8.81%	7.84%	8.52%
PIMCO Investment Grade Corporate Bond Fund Class P	1.71%	2.72%	8.70%	7.73%	8.42%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	1.63%	2.57%	8.53%	7.57%	8.25%
PIMCO Investment Grade Corporate Bond Fund Class D	1.56%	2.41%	8.38%	7.41%	8.09%
PIMCO Investment Grade Corporate Bond Fund Class A	1.56%	2.41%	8.37%	7.41%	8.09%
PIMCO Investment Grade Corporate Bond Fund Class A (adjusted)	-2.24%	-1.41%	7.55%	7.00%	7.73%
PIMCO Investment Grade Corporate Bond Fund Class C	1.17%	1.65%	7.57%	6.61%	7.28%
PIMCO Investment Grade Corporate Bond Fund Class C (adjusted)	0.18%	0.76%	7.57%	6.61%	7.28%
Barclays Capital U.S. Credit Index	5.60%	4.56%	6.72%	6.26%	7.08%	**
Lipper Intermediate Investment Grade Debt Funds Average	3.83%	3.76%	5.56%	5.00%	5.85%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was a net negative for performance. During the reporting period, the Fund was underweight U.S. duration and tactically long European, U.K. and Australia government duration. Australia, European and U.K. positioning was positive for performance while U.S. exposure detracted from performance. Yield curve positioning designed to benefit from steepening yield curves in the U.S., Europe and U.K. were net positive for performance.

»	An overweight to the banking sector was negative for performance as the sector underperformed the Barclays Capital U.S. Credit Index (“the Fund’s benchmark index”).

»	An above-index allocation to life insurance credits was negative for performance as the sector underperformed the Fund’s benchmark index.

»	An overweight to the pipelines sector detracted from relative performance as the sector underperformed the Fund’s benchmark index.

»	An underweight to home construction was positive for relative performance as home construction credits underperformed the Fund’s benchmark index.

»	An underweight to the telecommunications wireline sector was positive for performance as wireline credits underperformed the Fund’s benchmark index.

»	An overweight to the airlines sector was positive for performance as airline credits outperformed relative to the Fund’s benchmark index.

Semiannual Report	September 30, 2011	7

PIMCO Low Duration Fund

Institutional Class - PTLDX	Class A - PTLAX
Class P - PLDPX	Class B - PTLBX
Administrative Class - PLDAX	Class C - PTLCX
Class D - PLDDX	Class R - PLDRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	31.3%
Corporate Bonds & Notes	25.0%
U.S. Government Agencies	17.5%
Mortgage-Backed Securities	7.0%
Sovereign Issues	6.4%
U.S. Treasury Obligations	6.1%
Other	6.7%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	-0.54%	0.78%	5.15%	4.32%	6.45%
PIMCO Low Duration Fund Class P	-0.59%	0.68%	5.04%	4.21%	6.37%
PIMCO Low Duration Fund Administrative Class	-0.67%	0.52%	4.89%	4.06%	6.18%
PIMCO Low Duration Fund Class D	-0.69%	0.48%	4.83%	3.99%	6.14%
PIMCO Low Duration Fund Class A	-0.72%	0.40%	4.73%	3.87%	5.97%
PIMCO Low Duration Fund Class A (adjusted)	-2.95%	-1.85%	4.26%	3.63%	5.83%
PIMCO Low Duration Fund Class B	-1.09%	-0.35%	3.95%	3.33%	5.74%
PIMCO Low Duration Fund Class B (adjusted)	-6.02%	-5.19%	3.61%	3.33%	5.74%
PIMCO Low Duration Fund Class C	-0.87%	0.10%	4.29%	3.39%	5.46%
PIMCO Low Duration Fund Class C (adjusted)	-1.85%	-0.86%	4.29%	3.39%	5.46%
PIMCO Low Duration Fund Class R	-0.84%	0.15%	4.47%	3.61%	5.70%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.32%	1.20%	3.84%	3.31%	5.58%	**
Lipper Short Investment Grade Debt Funds Average	0.22%	0.74%	3.36%	3.19%	5.30%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.80% for Class A shares, 1.55% for Class B shares, 1.10% for Class C shares, and 1.05% for Class R shares.

Portfolio Insights

»

The PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Allocations to investment-grade corporate securities detracted from returns as the sector underperformed like duration U.S. Treasuries during the reporting period.

»	Exposure to the high yield sector detracted from returns as high yield securities underperformed like-duration U.S.Treasuries during the reporting period.

»

Exposure to a basket of emerging market (“EM”) currencies, including the Brazilian real and Mexican peso, detracted from performance as these currencies depreciated versus the U.S. dollar during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the early part of the reporting period detracted from returns as the two-year U.S. Treasury yield fell during the reporting period. However, an overweight to U.S. duration during the latter part of the reporting period partially mitigated this negative impact.

»	Exposure to the EM securities detracted from performance as they underperformed like-duration U.S. Treasuries during the reporting period.

»	Interest rate exposure to Canada and Europe added to returns as yields in Canada and Europe fell during the reporting period.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX
Class P - PDRPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	47.3%
Short-Term Instruments	25.1%
U.S. Treasury Obligations	9.5%
Corporate Bonds & Notes	8.5%
Mortgage-Backed Securities	4.9%
Other	4.7%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	0.71%	1.23%	4.59%	3.76%	5.19%
PIMCO Low Duration Fund II Class P	0.65%	1.13%	4.49%	3.65%	5.09%
PIMCO Low Duration Fund II Administrative Class	0.58%	0.98%	4.33%	3.50%	4.93%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.32%	1.20%	3.84%	3.31%	4.80%
Lipper Short Investment Grade Debt Funds Average	0.22%	0.74%	3.36%	3.19%	4.60%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	A curve-flattening positioning during the early part of the reporting period added to returns as the short-end of the yield curve flattened during this period.

»	Allocations to investment-grade corporate securities detracted from returns as the sector underperformed like-duration U.S. Treasuries during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the early part of the reporting period detracted from returns as the two-year U.S. Treasury yield fell during the reporting period. However, an overweight to U.S. duration during the latter part of the reporting period partially mitigated this negative impact.

Semiannual Report	September 30, 2011	9

PIMCO Low Duration Fund III

Institutional Class - PLDIX	Administrative Class - PDRAX
Class P - PLUPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	28.6%
Short-Term Instruments	28.2%
U.S. Government Agencies	21.6%
Mortgage-Backed Securities	6.4%
U.S. Treasury Obligations	6.2%
Other	9.0%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration Fund III Institutional Class	-0.09%	1.06%	4.75%	4.10%	4.93%
PIMCO Low Duration Fund III Class P	-0.14%	0.96%	4.64%	4.00%	4.82%
PIMCO Low Duration Fund III Administrative Class	-0.21%	0.81%	4.48%	3.84%	4.67%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.32%	1.20%	3.84%	3.31%	4.41%
Lipper Short Investment Grade Debt Funds Average	0.22%	0.74%	3.36%	3.19%	4.14%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Low Duration Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices.

»	Allocations to investment-grade corporate securities detracted from returns as the sector underperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to the high yield sector detracted from returns as high yield securities underperformed like-duration U.S Treasuries during the reporting period.

»

Exposure to a basket of emerging market (“EM”) currencies, including the Brazilian real and Mexican peso, detracted from performance as these currencies depreciated versus the U.S. dollar during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the early part of the reporting period detracted from returns as the two-year U.S. Treasury yield fell during the reporting period. However, an overweight to U.S. duration during the latter part of the reporting period partially mitigated this negative impact.

»	Exposure to the EM securities detracted from performance as they underperformed like-duration U.S. Treasuries during the reporting period.

»	Interest rate exposure to Canada and Europe added to returns as yields in Canada and Europe fell during the reporting period.

10	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
Class P - PMOPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Short-Term Instruments	35.0%
Corporate Bonds & Notes	33.2%
U.S. Government Agencies	11.4%
U.S. Treasury Obligations	6.9%
Mortgage-Backed Securities	4.6%
Other	8.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	0.65%	1.62%	7.17%	5.94%	6.48%
PIMCO Moderate Duration Fund Class P	0.60%	1.52%	7.06%	5.83%	6.36%
Barclays Capital Intermediate Government/Credit Index	4.56%	3.40%	5.92%	5.12%	5.87%
Lipper Short Intermediate Investment Grade Debt Funds Average	2.20%	2.20%	4.70%	4.06%	4.88%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.46% for Institutional Class shares and 0.56% for Class P shares.

Portfolio Insights

»

The PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed- income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) for most of the reporting period detracted from returns as the ten-year U.S. Treasury yield fell.

»	Holdings of money market futures added to performance as most of these contracts increased in price during the reporting period.

»	Holdings of Agency mortgage-backed securities detracted from returns as this sector underperformed like-duration U.S. Treasuries during the reporting period.

»

An underweight to the investment grade corporate sector, with an allocation to credit default swaps on a basket of credit entities, was slightly positive for performance as the sector underperformed like-duration U.S. Treasuries; however, a focus on financials, a subsector within the investment grade corporate sector, more than offset this positive impact as financials underperformed the overall investment grade corporate market.

»	Modest exposure to high yield bonds detracted from performance as the Barclays Capital U.S. Corporate High Yield Index underperformed like-duration U.S. Treasuries during the reporting period.

»	Exposure to a basket of currencies, with an emphasis on emerging market currencies, detracted from performance as these currencies depreciated relative to the U.S. dollar during the reporting period.

Semiannual Report	September 30, 2011	11

PIMCO Money Market Fund

Institutional Class - PMIXX	Class B - PYCXX
Administrative Class - PMAXX	Class C - PKCXX
Class A - PYAXX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Treasury Repurchase Agreements	76.3%
Government Agency Debt	20.2%
Other Notes	2.4%
Treasury Debt	0.7%
Other	0.4%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/01/91)
PIMCO Money Market Fund Institutional Class	0.05%	0.05%	0.03%	0.07%	1.77%	1.92%	3.42%
PIMCO Money Market Fund Administrative Class	0.05%	0.05%	0.03%	0.07%	1.64%	1.73%	3.20%
PIMCO Money Market Fund Class A	0.05%	0.05%	0.03%	0.07%	1.64%	1.72%	3.18%
PIMCO Money Market Fund Class B	0.05%	0.05%	0.03%	0.07%	1.30%	1.30%	2.86%
PIMCO Money Market Fund Class C	0.05%	0.05%	0.03%	0.07%	1.65%	1.73%	3.19%
Citigroup 3-Month Treasury Bill Index			0.04%	0.11%	1.62%	1.92%	3.40%	**
Lipper Institutional Money Market Funds Average			0.02%	0.05%	1.82%	1.94%	3.50%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 02/28/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.32% for Institutional Class shares, 0.57% for Administrative Class shares, 0.57% for Class A shares, 1.47% for Class B shares, and 0.57% for Class C shares.

Portfolio Insights

»

The PIMCO Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest-rating category for short-term obligations.

»	The Fund’s weighted average maturity was shortened during the reporting period while remaining in compliance with the Fund’s guidelines.

»

The Fund posted a positive absolute return due to a positive duration (or sensitivity to changes in market interest rates) exposure as U.S. Treasury yields in the zero to one-year duration bucket rallied.

»	The Fund maintained a focus on high- quality securities.

»	The Fund decreased its exposure to floating rate notes (“FRNs”) as U.S. Treasury yields rallied and FRNs detracted from performance.

»	The Fund increased its holdings of collateralized repurchase agreements in order to maintain a stable net asset value (“NAV”) and liquidity profile.

»	The Fund maintained its exposure to Agency securities as they provide incremental yield above U.S. Treasuries.

12	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short-Term Fund

Institutional Class - PTSHX	Class A - PSHAX
Class P - PTSPX	Class B - PTSBX
Administrative Class - PSFAX	Class C - PFTCX
Class D - PSHDX	Class R - PTSRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	50.3%
U.S. Government Agencies	17.6%
Short-Term Instruments	16.7%
Asset-Backed Securities	6.1%
Mortgage-Backed Securities	4.5%
Other	4.8%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	-0.59%	0.07%	3.09%	2.94%	4.99%
PIMCO Short-Term Fund Class P	-0.64%	-0.03%	2.99%	2.84%	4.91%
PIMCO Short-Term Fund Administrative Class	-0.72%	-0.18%	2.84%	2.69%	4.73%
PIMCO Short-Term Fund Class D	-0.72%	-0.21%	2.79%	2.64%	4.70%
PIMCO Short-Term Fund Class A	-0.72%	-0.24%	2.74%	2.57%	4.59%
PIMCO Short-Term Fund Class A (adjusted)	-2.96%	-2.48%	2.28%	2.34%	4.50%
PIMCO Short-Term Fund Class B	-1.10%	-0.94%	2.01%	2.04%	4.36%
PIMCO Short-Term Fund Class B (adjusted)	-6.04%	-5.86%	1.64%	2.04%	4.36%
PIMCO Short-Term Fund Class C	-0.87%	-0.54%	2.44%	2.27%	4.28%
PIMCO Short-Term Fund Class C (adjusted)	-1.86%	-1.52%	2.44%	2.27%	4.28%
PIMCO Short-Term Fund Class R	-0.85%	-0.49%	2.49%	2.34%	4.43%
Citigroup 3-Month Treasury Bill Index	0.04%	0.11%	1.62%	1.92%	3.98%	**
Lipper Ultra-Short Obligation Funds Average	-0.23%	0.26%	1.84%	2.38%	4.53%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares, 5% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.45% for Institutional Class shares, 0.55% for Class P shares, 0.70% for Administrative Class shares, 0.70% for Class D shares, 0.70% for Class A shares, 1.45% for Class B shares, 1.00% for Class C shares, and 0.95% for Class R shares.

Portfolio Insights

»

The PIMCO Short-Term Fund seeks maximum-current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A yield curve steepening strategy detracted from returns as the difference in yields between two- and thirty-year U.S. Treasuries narrowed during the reporting period.

»	Holdings of Agency and non-Agency mortgages were slightly negative for returns as the spread to U.S. Treasuries widened during the reporting period.

»	Exposure to the corporate sector detracted from returns as corporate sector spreads widened during the reporting period.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) added to returns as interest rates moved lower across the yield curve during the reporting period.

Semiannual Report	September 30, 2011	13

Expense Examples

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2011 to September 30, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO SHORT DURATION STRATEGY FUNDS

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Government Money Market Fund
Class M	$1,000.00	$1,000.14	$0.45	$1,000.00	$1,024.55	$0.46	0.09%
Class P	1,000.00	1,000.17	0.45	1,000.00	1,024.55	0.46	0.09
Class A	1,000.00	1,000.14	0.45	1,000.00	1,024.55	0.46	0.09
Class C	1,000.00	1,000.14	0.45	1,000.00	1,024.55	0.46	0.09
PIMCO Investment Grade Corporate Bond Fund
Institutional Class	$1,000.00	$1,017.62	$2.52	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,017.11	3.03	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,016.35	3.78	1,000.00	1,021.25	3.79	0.75
Class D	1,000.00	1,015.58	4.54	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,015.57	4.54	1,000.00	1,020.50	4.55	0.90
Class C	1,000.00	1,011.74	8.30	1,000.00	1,016.75	8.32	1.65
PIMCO Low Duration Fund
Institutional Class	$1,000.00	$994.59	$2.29	$1,000.00	$1,022.70	$2.33	0.46%
Class P	1,000.00	994.09	2.79	1,000.00	1,022.20	2.83	0.56
Administrative Class	1,000.00	993.33	3.54	1,000.00	1,021.45	3.59	0.71
Class D	1,000.00	993.13	3.74	1,000.00	1,021.25	3.79	0.75
Class A	1,000.00	992.84	4.04	1,000.00	1,020.95	4.09	0.81
Class B	1,000.00	989.05	7.76	1,000.00	1,017.20	7.87	1.56
Class C	1,000.00	991.34	5.53	1,000.00	1,019.45	5.60	1.11
Class R	1,000.00	991.59	5.28	1,000.00	1,019.70	5.35	1.06
PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,007.07	$2.51	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,006.55	3.01	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	1,005.80	3.76	1,000.00	1,021.25	3.79	0.75
PIMCO Low Duration Fund III
Institutional Class	$1,000.00	$999.13	$2.50	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	998.61	3.00	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00	997.87	3.75	1,000.00	1,021.25	3.79	0.75
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,006.47	$2.31	$1,000.00	$1,022.70	$2.33	0.46%
Class P	1,000.00	1,005.98	2.81	1,000.00	1,022.20	2.83	0.56
PIMCO Money Market Fund
Institutional Class	$1,000.00	$1,000.31	$0.45	$1,000.00	$1,024.55	$0.46	0.09%
Administrative Class	1,000.00	1,000.31	0.45	1,000.00	1,024.55	0.46	0.09
Class A	1,000.00	1,000.31	0.45	1,000.00	1,024.55	0.46	0.09
Class B	1,000.00	1,000.31	0.45	1,000.00	1,024.55	0.46	0.09
Class C	1,000.00	1,000.31	0.45	1,000.00	1,024.55	0.46	0.09
PIMCO Short-Term Fund
Institutional Class	$1,000.00	$994.10	$2.29	$1,000.00	$1,022.70	$2.33	0.46%
Class P	1,000.00	993.60	2.79	1,000.00	1,022.20	2.83	0.56
Administrative Class	1,000.00	992.85	3.54	1,000.00	1,021.45	3.59	0.71
Class D	1,000.00	992.81	3.59	1,000.00	1,021.40	3.64	0.72
Class A	1,000.00	992.77	3.64	1,000.00	1,021.35	3.69	0.73
Class B	1,000.00	989.02	7.36	1,000.00	1,017.60	7.47	1.48
Class C	1,000.00	991.26	5.13	1,000.00	1,019.85	5.20	1.03
Class R	1,000.00	991.51	4.88	1,000.00	1,020.10	4.95	0.98

* For each class of the Fund, expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding any fee waivers can be found in the Fund’s currently effective prospectus, as supplemented to date.

Semiannual Report	September 30, 2011	15

Benchmark Descriptions

Index	Description

Barclays Capital Intermediate Government/Credit Index	Barclays Capital Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Credit Index	Barclays Capital U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Capital Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

16	PIMCO SHORT DURATION STRATEGY FUNDS

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Semiannual Report	September 30, 2011	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Government Money Market Fund
Class M
04/01/2011 - 09/30/2011+	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
01/27/2009 - 03/31/2009	1.00	0.00		0.00	0.00	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
05/14/2009 - 03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00

PIMCO Investment Grade Corporate Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.57	$0.25		$(0.06)	$0.19	$(0.28)	$0.00
03/31/2011	11.18	0.56		0.51	1.07	(0.60)	(1.08)
03/31/2010	9.66	0.61		1.90	2.51	(0.65)	(0.34)
03/31/2009	10.44	0.52		(0.74)	(0.22)	(0.52)	(0.04)
03/31/2008	10.37	0.53		0.11	0.64	(0.54)	(0.03)
03/31/2007	10.17	0.50		0.22	0.72	(0.50)	(0.02)
Class P
04/01/2011 - 09/30/2011+	10.57	0.24		(0.06)	0.18	(0.27)	0.00
03/31/2011	11.18	0.54		0.52	1.06	(0.59)	(1.08)
03/31/2010	9.66	0.61		1.89	2.50	(0.64)	(0.34)
04/30/2008 - 03/31/2009	10.51	0.45		(0.80)	(0.35)	(0.46)	(0.04)
Administrative Class
04/01/2011 - 09/30/2011+	10.57	0.24		(0.06)	0.18	(0.27)	0.00
03/31/2011	11.18	0.53		0.51	1.04	(0.57)	(1.08)
03/31/2010	9.66	0.59		1.89	2.48	(0.62)	(0.34)
03/31/2009	10.44	0.50		(0.74)	(0.24)	(0.50)	(0.04)
03/31/2008	10.37	0.50		0.11	0.61	(0.51)	(0.03)
03/31/2007	10.17	0.47		0.23	0.70	(0.48)	(0.02)
Class D
04/01/2011 - 09/30/2011+	10.57	0.23		(0.06)	0.17	(0.26)	0.00
03/31/2011	11.18	0.51		0.52	1.03	(0.56)	(1.08)
03/31/2010	9.66	0.57		1.90	2.47	(0.61)	(0.34)
03/31/2009	10.44	0.50		(0.76)	(0.26)	(0.48)	(0.04)
03/31/2008	10.37	0.48		0.12	0.60	(0.50)	(0.03)
03/31/2007	10.17	0.45		0.23	0.68	(0.46)	(0.02)
Class A
04/01/2011 - 09/30/2011+	10.57	0.23		(0.06)	0.17	(0.26)	0.00
03/31/2011	11.18	0.51		0.52	1.03	(0.56)	(1.08)
03/31/2010	9.66	0.57		1.90	2.47	(0.61)	(0.34)
03/31/2009	10.44	0.48		(0.74)	(0.26)	(0.48)	(0.04)
03/31/2008	10.37	0.49		0.10	0.59	(0.49)	(0.03)
03/31/2007	10.17	0.46		0.22	0.68	(0.46)	(0.02)
Class C
04/01/2011 - 09/30/2011+	10.57	0.19		(0.06)	0.13	(0.22)	0.00
03/31/2011	11.18	0.42		0.52	0.94	(0.47)	(1.08)
03/31/2010	9.66	0.49		1.90	2.39	(0.53)	(0.34)
03/31/2009	10.44	0.41		(0.74)	(0.33)	(0.41)	(0.04)
03/31/2008	10.37	0.41		0.11	0.52	(0.42)	(0.03)
03/31/2007	10.17	0.38		0.22	0.60	(0.38)	(0.02)
+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$1.00	0.01%	$586,202	0.09	%*	0.18	%*	0.09	%*	0.18	%*	0.02	%*	N/A
0.00	1.00	0.06	665,082	0.18		0.18		0.18		0.18		0.04		N/A
0.00	1.00	0.18	108,048	0.18		0.21		0.17		0.20		0.07		N/A
0.00	1.00	0.05	53,161	0.18	*	1.19	*	0.18	*	1.19	*	0.15	*	N/A

0.00	1.00	0.02	26	0.09	*	0.28	*	0.09	*	0.28	*	0.02	*	N/A
0.00	1.00	0.04	12	0.20		0.28		0.20		0.28		0.02		N/A
0.00	1.00	0.12	10	0.24	*	0.33	*	0.23	*	0.32	*	0.05	*	N/A

0.00	1.00	0.01	4,537	0.09	*	0.43	*	0.09	*	0.43	*	0.02	*	N/A
0.00	1.00	0.03	2,568	0.20		0.43		0.20		0.43		0.02		N/A
0.00	1.00	0.11	200	0.21	*	0.44	*	0.20	*	0.43	*	0.02	*	N/A

0.00	1.00	0.01	3,653	0.09	*	0.43	*	0.09	*	0.43	*	0.02	*	N/A
0.00	1.00	0.03	1,444	0.20		0.43		0.20		0.43		0.02		N/A
0.00	1.00	0.11	342	0.19	*	0.44	*	0.18	*	0.43	*	0.03	*	N/A

$(0.28)	$10.48	1.76%	$4,342,570	0.50	%*	0.50	%*	0.50	%*	0.50	%*	4.68	%*	58	%**
(1.68)	10.57	10.04	4,132,194	0.50		0.50		0.50		0.50		4.98		325	**
(0.99)	11.18	26.70	4,687,510	0.50		0.50		0.50		0.50		5.65		248
(0.56)	9.66	(2.03)	3,117,364	0.50		0.50		0.50		0.50		5.28		348
(0.57)	10.44	6.35	48,596	0.57		0.57		0.50		0.50		5.10		115
(0.52)	10.37	7.25	36,725	0.50		0.50		0.50		0.50		4.84		98

(0.27)	10.48	1.71	219,597	0.60	*	0.60	*	0.60	*	0.60	*	4.58	*	58	**
(1.67)	10.57	9.93	147,668	0.60		0.60		0.60		0.60		4.86		325	**
(0.98)	11.18	26.58	137,987	0.60		0.60		0.60		0.60		5.52		248
(0.50)	9.66	(3.24)	10	0.60	*	0.60	*	0.60	*	0.60	*	4.97	*	348

(0.27)	10.48	1.63	46,631	0.75	*	0.75	*	0.75	*	0.75	*	4.43	*	58	**
(1.65)	10.57	9.76	45,160	0.75		0.75		0.75		0.75		4.76		325	**
(0.96)	11.18	26.39	55,024	0.75		0.75		0.75		0.75		5.38		248
(0.54)	9.66	(2.26)	6,183	0.75		0.75		0.75		0.75		5.10		348
(0.54)	10.44	6.04	619	0.83		0.83		0.75		0.75		4.79		115
(0.50)	10.37	7.00	288	0.75		0.75		0.75		0.75		4.61		98

(0.26)	10.48	1.56	410,368	0.90	*	0.90	*	0.90	*	0.90	*	4.28	*	58	**
(1.64)	10.57	9.60	336,201	0.90		0.90		0.90		0.90		4.54		325	**
(0.95)	11.18	26.21	306,182	0.90		0.90		0.90		0.90		5.24		248
(0.52)	9.66	(2.42)	191,774	0.90		0.90		0.90		0.90		5.13		348
(0.53)	10.44	5.93	5,482	0.98		0.98		0.90		0.90		4.67		115
(0.48)	10.37	6.83	2,219	0.90		0.90		0.90		0.90		4.43		98

(0.26)	10.48	1.56	912,877	0.90	*	0.90	*	0.90	*	0.90	*	4.27	*	58	**
(1.64)	10.57	9.60	727,685	0.90		0.90		0.90		0.90		4.55		325	**
(0.95)	11.18	26.21	621,321	0.90		0.90		0.90		0.90		5.24		248
(0.52)	9.66	(2.44)	376,473	0.90		0.90		0.90		0.90		4.92		348
(0.52)	10.44	5.92	33,922	0.97		0.97		0.90		0.90		4.70		115
(0.48)	10.37	6.83	27,922	0.90		0.90		0.90		0.90		4.44		98

(0.22)	10.48	1.17	495,315	1.65	*	1.65	*	1.65	*	1.65	*	3.51	*	58	**
(1.55)	10.57	8.79	438,435	1.65		1.65		1.65		1.65		3.80		325	**
(0.87)	11.18	25.27	350,334	1.65		1.65		1.65		1.65		4.47		248
(0.45)	9.66	(3.16)	121,602	1.65		1.65		1.65		1.65		4.16		348
(0.45)	10.44	5.14	9,060	1.72		1.72		1.65		1.65		3.95		115
(0.40)	10.37	6.03	6,493	1.65		1.65		1.65		1.65		3.69		98
^	Reflects an amount rounding to less then one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Semiannual Report	September 30, 2011	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Low Duration Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.44	$0.10	$(0.16)	$(0.06)	$(0.10)	$0.00
03/31/2011	10.44	0.21	0.22	0.43	(0.24)	(0.19)
03/31/2010	9.30	0.27	1.18	1.45	(0.30)	(0.01)
03/31/2009	10.14	0.42	(0.71)	(0.29)	(0.42)	(0.13)
03/31/2008	9.95	0.47	0.27	0.74	(0.48)	(0.07)
03/31/2007	9.90	0.45	0.06	0.51	(0.46)	0.00
Class P
04/01/2011 - 09/30/2011+	10.44	0.09	(0.15)	(0.06)	(0.10)	0.00
03/31/2011	10.44	0.20	0.22	0.42	(0.23)	(0.19)
03/31/2010	9.30	0.23	1.21	1.44	(0.29)	(0.01)
04/30/2008 - 03/31/2009	10.13	0.37	(0.69)	(0.32)	(0.38)	(0.13)
Administrative Class
04/01/2011 - 09/30/2011+	10.44	0.08	(0.15)	(0.07)	(0.09)	0.00
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)
03/31/2010	9.30	0.24	1.19	1.43	(0.28)	(0.01)
03/31/2009	10.14	0.39	(0.70)	(0.31)	(0.40)	(0.13)
03/31/2008	9.95	0.44	0.27	0.71	(0.45)	(0.07)
03/31/2007	9.90	0.43	0.06	0.49	(0.44)	0.00
Class D
04/01/2011 - 09/30/2011+	10.44	0.08	(0.15)	(0.07)	(0.09)	0.00
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)
03/31/2010	9.30	0.22	1.21	1.43	(0.28)	(0.01)
03/31/2009	10.14	0.39	(0.71)	(0.32)	(0.39)	(0.13)
03/31/2008	9.95	0.44	0.26	0.70	(0.44)	(0.07)
03/31/2007	9.90	0.42	0.06	0.48	(0.43)	0.00
Class A
04/01/2011 - 09/30/2011+	10.44	0.08	(0.15)	(0.07)	(0.09)	0.00
03/31/2011	10.44	0.17	0.21	0.38	(0.19)	(0.19)
03/31/2010	9.30	0.22	1.19	1.41	(0.26)	(0.01)
03/31/2009	10.14	0.38	(0.71)	(0.33)	(0.38)	(0.13)
03/31/2008	9.95	0.43	0.26	0.69	(0.43)	(0.07)
03/31/2007	9.90	0.41	0.06	0.47	(0.42)	0.00
Class B
04/01/2011 - 09/30/2011+	10.44	0.04	(0.15)	(0.11)	(0.05)	0.00
03/31/2011	10.44	0.08	0.23	0.31	(0.12)	(0.19)
03/31/2010	9.30	0.17	1.17	1.34	(0.19)	(0.01)
03/31/2009	10.14	0.31	(0.71)	(0.40)	(0.31)	(0.13)
03/31/2008	9.95	0.35	0.27	0.62	(0.36)	(0.07)
03/31/2007	9.90	0.34	0.06	0.40	(0.35)	0.00
Class C
04/01/2011 - 09/30/2011+	10.44	0.06	(0.15)	(0.09)	(0.07)	0.00
03/31/2011	10.44	0.14	0.21	0.35	(0.16)	(0.19)
03/31/2010	9.30	0.17	1.20	1.37	(0.22)	(0.01)
03/31/2009	10.14	0.33	(0.71)	(0.38)	(0.33)	(0.13)
03/31/2008	9.95	0.38	0.26	0.64	(0.38)	(0.07)
03/31/2007	9.90	0.36	0.06	0.42	(0.37)	0.00
Class R
04/01/2011 - 09/30/2011+	10.44	0.06	(0.15)	(0.09)	(0.07)	0.00
03/31/2011	10.44	0.15	0.21	0.36	(0.17)	(0.19)
03/31/2010	9.30	0.20	1.19	1.39	(0.24)	(0.01)
03/31/2009	10.14	0.35	(0.70)	(0.35)	(0.36)	(0.13)
03/31/2008	9.95	0.41	0.26	0.67	(0.41)	(0.07)
03/31/2007	9.90	0.39	0.06	0.45	(0.40)	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.10)	$10.28	(0.54)%	$13,458,807	0.46	%*	0.46	%*	0.46	%*	0.46	%*	1.84	%*	115	%**
(0.43)	10.44	4.15	13,350,275	0.46		0.46		0.46		0.46		1.99		461	**
(0.31)	10.44	15.80	12,012,235	0.46		0.46		0.46		0.46%		2.62		488
(0.55)	9.30	(2.85)	6,921,501	0.48	(b)	0.48	(b)	0.45	(b)	0.45	(b)	4.30		223
(0.55)	10.14	7.64	8,360,184	0.43		0.43		0.43		0.43		4.68		141
(0.46)	9.95	5.30	8,053,232	0.43		0.43		0.43		0.43		4.58		73

(0.10)	10.28	(0.59)	820,961	0.56	*	0.56	*	0.56	*	0.56	*	1.74	*	115	**
(0.42)	10.44	4.04	806,915	0.56		0.56		0.56		0.56		1.92		461	**
(0.30)	10.44	15.68	455,685	0.56		0.56		0.56		0.56		2.27		488
(0.51)	9.30	(3.18)	1,798	0.58	*(c)	0.58	*(c)	0.55	*(c)	0.55	*(c)	4.26	*	223

(0.09)	10.28	(0.67)	487,193	0.71	*	0.71	*	0.71	*	0.71	*	1.58	*	115	**
(0.40)	10.44	3.89	850,731	0.71		0.71		0.71		0.71		1.74		461	**
(0.29)	10.44	15.51	926,055	0.71		0.71		0.71		0.71		2.37		488
(0.53)	9.30	(3.09)	476,505	0.73	(b)	0.73	(b)	0.70	(b)	0.70	(b)	4.06		223
(0.52)	10.14	7.38	375,438	0.68		0.68		0.68		0.68		4.43		141
(0.44)	9.95	5.04	281,769	0.68		0.68		0.68		0.68		4.32		73

(0.09)	10.28	(0.69)	1,853,537	0.75	*	0.75	*	0.75	*	0.75	*	1.54	*	115	**
(0.40)	10.44	3.85	1,783,728	0.75		0.75		0.75		0.75		1.72		461	**
(0.29)	10.44	15.46	1,365,583	0.75		0.75		0.75		0.75		2.17		488
(0.52)	9.30	(3.15)	477,259	0.78		0.78		0.75		0.75		4.00		223
(0.51)	10.14	7.30	507,062	0.75		0.75		0.75		0.75		4.35		141
(0.43)	9.95	4.97	417,681	0.75		0.75		0.75		0.75		4.25		73

(0.09)	10.28	(0.72)	3,558,524	0.81	*(e)	0.81	*(e)	0.81	*(e)	0.81	*(e)	1.48	*	115	**
(0.38)	10.44	3.74	3,439,969	0.85		0.85		0.85		0.85		1.61		461	**
(0.27)	10.44	15.35	3,074,798	0.85		0.85		0.85		0.85		2.19		488
(0.51)	9.30	(3.24)	1,632,854	0.88		0.88		0.85		0.85		3.90		223
(0.50)	10.14	7.19	1,614,909	0.85		0.85		0.85		0.85		4.24		141
(0.42)	9.95	4.86	1,164,861	0.85		0.85		0.85		0.85		4.16		73

(0.05)	10.28	(1.09)	14,543	1.56	*(e)	1.56	*(e)	1.56	*(e)	1.56	*(e)	0.73	*	115	**
(0.31)	10.44	2.97	31,539	1.60		1.60		1.60		1.60		0.77		461	**
(0.20)	10.44	14.49	81,425	1.60		1.60		1.60		1.60		1.70		488
(0.44)	9.30	(3.96)	105,595	1.63		1.63		1.60		1.60		3.14		223
(0.43)	10.14	6.40	162,843	1.60		1.60		1.60		1.60		3.54		141
(0.35)	9.95	4.08	208,559	1.60		1.60		1.60		1.60		3.40		73

(0.07)	10.28	(0.87)	990,911	1.11	*(e)	1.11	*(e)	1.11	*(e)	1.11	*(e)	1.18	*	115	**
(0.35)	10.44	3.43	1,014,588	1.15		1.15		1.15		1.15		1.31		461	**
(0.23)	10.44	14.83	837,286	1.30	(d)	1.30	(d)	1.30	(d)	1.30	(d)	1.71		488
(0.46)	9.30	(3.72)	363,986	1.38		1.38		1.35		1.35		3.40		223
(0.45)	10.14	6.66	387,133	1.35		1.35		1.35		1.35		3.78		141
(0.37)	9.95	4.34	417,945	1.35		1.35		1.35		1.35		3.65		73

(0.07)	10.28	(0.84)	96,964	1.06	*(e)	1.06	*(e)	1.06	*(e)	1.06	*(e)	1.24	*	115	**
(0.36)	10.44	3.49	96,283	1.10		1.10		1.10		1.10		1.41		461	**
(0.25)	10.44	15.07	39,325	1.10		1.10		1.10		1.10		1.97		488
(0.49)	9.30	(3.49)	21,872	1.13		1.13		1.10		1.10		3.64		223
(0.48)	10.14	6.93	9,642	1.10		1.10		1.10		1.10		4.05		141
(0.40)	9.95	4.60	11,305	1.10		1.10		1.10		1.10		3.89		73

(b)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.03% to 0.21%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.03% to 0.31%.
(d)	Effective January 1, 2010, the Fund’s distribution and/or service/12b-1 fees was reduced by 0.20% to an annual rate of 0.30%.
(e)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.55%.

Semiannual Report	September 30, 2011	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Low Duration Fund II
Institutional Class
04/01/2011 - 09/30/2011+	$9.97	$0.05		$0.02	$0.07	$(0.07)	$0.00
03/31/2011	10.06	0.17		0.12	0.29	(0.23)	(0.15)
03/31/2010	9.28	0.24		0.82	1.06	(0.28)	0.00
03/31/2009	9.87	0.38		(0.59)	(0.21)	(0.38)	0.00
03/31/2008	9.58	0.44		0.29	0.73	(0.44)	0.00
03/31/2007	9.54	0.44		0.05	0.49	(0.45)	0.00
Class P
04/01/2011 - 09/30/2011+	9.97	0.05		0.02	0.07	(0.07)	0.00
03/31/2011	10.06	0.18		0.10	0.28	(0.22)	(0.15)
12/31/2009 - 03/31/2010	9.97	0.03		0.09	0.12	(0.03)	0.00
Administrative Class
04/01/2011 - 09/30/2011+	9.97	0.04		0.02	0.06	(0.06)	0.00
03/31/2011	10.06	0.15		0.12	0.27	(0.21)	(0.15)
03/31/2010	9.28	0.13		0.91	1.04	(0.26)	0.00
03/31/2009	9.87	0.35		(0.59)	(0.24)	(0.35)	0.00
03/31/2008	9.58	0.42		0.29	0.71	(0.42)	0.00
03/31/2007	9.54	0.42		0.05	0.47	(0.43)	0.00

PIMCO Low Duration Fund III
Institutional Class
04/01/2011 - 09/30/2011+	$9.89	$0.08		$(0.09)	$(0.01)	$(0.09)	$0.00
03/31/2011	9.74	0.17		0.26	0.43	(0.19)	(0.09)
03/31/2010	8.73	0.25		1.04	1.29	(0.28)	0.00
03/31/2009	10.03	0.47		(0.96)	(0.49)	(0.46)	(0.35)
03/31/2008	9.80	0.47		0.28	0.75	(0.47)	(0.05)
03/31/2007	9.76	0.45		0.04	0.49	(0.45)	0.00
Class P
04/01/2011 - 09/30/2011+	9.89	0.07		(0.08)	(0.01)	(0.09)	0.00
11/19/2010 - 03/31/2011	10.00	0.06		(0.01)	0.05	(0.07)	(0.09)
Administrative Class
04/01/2011 - 09/30/2011+	9.89	0.07		(0.09)	(0.02)	(0.08)	0.00
03/31/2011	9.74	0.14		0.27	0.41	(0.17)	(0.09)
03/31/2010	8.73	0.17		1.10	1.27	(0.26)	0.00
03/31/2009	10.03	0.44		(0.96)	(0.52)	(0.43)	(0.35)
03/31/2008	9.80	0.45		0.28	0.73	(0.45)	(0.05)
03/31/2007	9.76	0.42		0.04	0.46	(0.42)	0.00

PIMCO Moderate Duration Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.69	$0.12		$(0.05)	$0.07	$(0.13)	$0.00
03/31/2011	10.73	0.27		0.44	0.71	(0.32)	(0.43)
03/31/2010	9.67	0.36		1.30	1.66	(0.42)	(0.18)
03/31/2009	10.34	0.47		(0.49)	(0.02)	(0.51)	(0.14)
03/31/2008	9.99	0.48		0.42	0.90	(0.49)	(0.06)
03/31/2007	9.94	0.46		0.09	0.55	(0.47)	(0.03)
Class P
04/01/2011 - 09/30/2011+	10.69	0.12		(0.05)	0.07	(0.13)	0.00
03/31/2011	10.73	0.27		0.43	0.70	(0.31)	(0.43)
12/31/2009 - 03/31/2010	10.48	0.06		0.26	0.32	(0.07)	0.00

PIMCO Money Market Fund
Institutional Class
04/01/2011 - 09/30/2011+	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.05		0.00	0.05	(0.05)	0.00
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.07)	$9.97	0.71%	$777,769	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.08	%*	580	%**
(0.38)	9.97	2.96	463,238	0.50		0.50		0.50		0.50		1.68		718	**
(0.28)	10.06	11.59	518,316	0.50		0.50		0.50		0.50		2.44		598
(0.38)	9.28	(2.18)	356,284	0.50		0.50		0.50		0.50		3.94		112
(0.44)	9.87	7.86	286,922	0.51		0.51		0.50		0.50		4.59		50
(0.45)	9.58	5.26	329,947	0.50		0.50		0.50		0.50		4.65		147

(0.07)	9.97	0.65	745	0.60	*	0.60	*	0.60	*	0.60	*	1.00	*	580	**
(0.37)	9.97	2.86	817	0.60		0.60		0.60		0.60		1.84		718	**
(0.03)	10.06	1.18	10	0.60	*	0.60	*	0.60	*	0.60	*	1.10	*	598

(0.06)	9.97	0.58	25,020	0.75	*	0.75	*	0.75	*	0.75	*	0.86	*	580	**
(0.36)	9.97	2.70	13,815	0.75		0.75		0.75		0.75		1.45		718	**
(0.26)	10.06	11.31	13,973	0.75		0.75		0.75		0.75		1.34		598
(0.35)	9.28	(2.43)	998	0.75		0.75		0.75		0.75		3.69		112
(0.42)	9.87	7.60	881	0.76		0.76		0.75		0.75		4.33		50
(0.43)	9.58	4.99	892	0.75		0.75		0.75		0.75		4.40		147

$(0.09)	$9.79	(0.09)%	$236,596	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.58	%*	84	%**
(0.28)	9.89	4.48	215,419	0.50		0.50		0.50		0.50		1.68		460	**
(0.28)	9.74	14.93	195,265	0.51		0.51		0.50		0.50		2.60		555
(0.81)	8.73	(4.88)	114,884	1.20		1.20		0.50		0.50		4.95		143
(0.52)	10.03	7.88	151,405	0.54		0.54		0.50		0.50		4.73		105
(0.45)	9.80	5.09	125,522	0.50		0.50		0.50		0.50		4.56		101

(0.09)	9.79	(0.14)	1,993	0.60	*	0.60	*	0.60	*	0.60	*	1.48	*	84	**
(0.16)	9.89	0.53	2,223	0.60	*	0.60	*	0.60	*	0.60	*	1.74	*	460	**

(0.08)	9.79	(0.21)	318	0.75	*	0.75	*	0.75	*	0.75	*	1.33	*	84	**
(0.26)	9.89	4.22	296	0.75		0.75		0.75		0.75		1.42		460	**
(0.26)	9.74	14.64	471	0.76		0.76		0.75		0.75		1.82		555
(0.78)	8.73	(5.12)	33	1.45		1.45		0.75		0.75		4.72		143
(0.50)	10.03	7.60	24	0.79		0.79		0.75		0.75		4.54		105
(0.42)	9.80	4.83	25	0.75		0.75		0.75		0.75		4.32		101

$(0.13)	$10.63	0.65%	$2,728,459	0.46	%*	0.46	%*	0.46	%*	0.46	%*	2.18	%*	119	%**
(0.75)	10.69	6.68	2,333,258	0.46		0.46		0.46		0.46		2.52		325	**
(0.60)	10.73	17.48	2,034,711	0.47		0.47		0.46		0.46		3.51		844
(0.65)	9.67	(0.13)	1,589,238	0.54	(b)	0.54	(b)	0.46	(b)	0.46	(b)	4.78		302
(0.55)	10.34	9.32	1,593,066	0.45		0.45		0.45		0.45		4.77		151
(0.50)	9.99	5.64	1,581,290	0.45		0.45		0.45		0.45		4.60		238

(0.13)	10.63	0.60	29,846	0.56	*	0.56	*	0.56	*	0.56	*	2.14	*	119	**
(0.74)	10.69	6.57	826	0.56		0.56		0.56		0.56		2.54		325	**
(0.07)	10.73	3.01	10	0.56	*	0.56	*	0.56	*	0.56	*	2.27	*	844

$0.00	$1.00	0.03%	$204,636	0.09	%*	0.32	%*	0.09	%*	0.32	%*	0.04	%*	N/A
0.00	1.00	0.06	290,401	0.22		0.32		0.22		0.32		0.04		N/A
0.00	1.00	0.10	171,696	0.32		0.34		0.32		0.34		0.06		N/A
(0.01)	1.00	1.48	246,822	0.34		0.34		0.34		0.34		1.42		N/A
(0.05)	1.00	4.69	217,989	0.32		0.32		0.32		0.32		4.54		N/A
(0.05)	1.00	5.03	173,050	0.32		0.32		0.32		0.32		4.95		N/A

^	Reflects an amount rounding to less then one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.01% to 0.21%.

Semiannual Report	September 30, 2011	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Money Market Fund (Cont.)
Administrative Class
04/01/2011 - 09/30/2011+	$1.00	$0.00	^	$0.00	$0.00	$0.00 ^	$0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00
Class A
04/01/2011 - 09/30/2011+	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00
Class B
04/01/2011 - 09/30/2011+	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.03		0.00	0.03	(0.03)	0.00
03/31/2007	1.00	0.04		0.00	0.04	(0.04)	0.00
Class C
04/01/2011 - 09/30/2011+	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2011	1.00	0.00	^	0.00	0.00	0.00 ^	0.00
03/31/2010	1.00	0.00		0.00	0.00	0.00	0.00
03/31/2009	1.00	0.01		0.00	0.01	(0.01)	0.00
03/31/2008	1.00	0.04		0.00	0.04	(0.04)	0.00
03/31/2007	1.00	0.05		0.00	0.05	(0.05)	0.00

PIMCO Short-Term Fund
Institutional Class
04/01/2011 - 09/30/2011+	$9.89	$0.06		$(0.12)	$(0.06)	$(0.06)	$0.00
03/31/2011	9.87	0.10		0.07	0.17	(0.10)	(0.05)
03/31/2010	9.39	0.16		0.53	0.69	(0.18)	(0.03)
03/31/2009	9.81	0.38		(0.29)	0.09	(0.36)	(0.15)
03/31/2008	9.96	0.48		(0.12)	0.36	(0.48)	(0.03)
03/31/2007	9.98	0.47		0.00	0.47	(0.46)	(0.03)
Class P
04/01/2011 - 09/30/2011+	9.89	0.06		(0.12)	(0.06)	(0.06)	0.00
03/31/2011	9.87	0.09		0.07	0.16	(0.09)	(0.05)
03/31/2010	9.39	0.13		0.55	0.68	(0.17)	(0.03)
04/30/2008 - 03/31/2009	9.85	0.34		(0.33)	0.01	(0.32)	(0.15)
Administrative Class
04/01/2011 - 09/30/2011+	9.89	0.05		(0.12)	(0.07)	(0.05)	0.00
03/31/2011	9.87	0.08		0.07	0.15	(0.08)	(0.05)
03/31/2010	9.39	0.15		0.51	0.66	(0.15)	(0.03)
03/31/2009	9.81	0.36		(0.29)	0.07	(0.34)	(0.15)
03/31/2008	9.96	0.46		(0.12)	0.34	(0.46)	(0.03)
03/31/2007	9.98	0.45		0.00	0.45	(0.44)	(0.03)
Class D
04/01/2011 - 09/30/2011+	9.89	0.05		(0.12)	(0.07)	(0.05)	0.00
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)
03/31/2010	9.39	0.13		0.53	0.66	(0.15)	(0.03)
03/31/2009	9.81	0.35		(0.28)	0.07	(0.34)	(0.15)
03/31/2008	9.96	0.45		(0.12)	0.33	(0.45)	(0.03)
03/31/2007	9.98	0.44		0.00	0.44	(0.43)	(0.03)

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$0.00	$1.00	0.03%	$28,291	0.09	%*	0.57	%*	0.09	%*	0.57	%*	0.04	%*	N/A
0.00	1.00	0.06	28,757	0.22		0.57		0.22		0.57		0.04		N/A
0.00	1.00	0.09	38,358	0.32		0.59		0.32		0.59		0.05		N/A
(0.01)	1.00	1.26	13,778	0.51		0.59		0.51		0.59		0.81		N/A
(0.04)	1.00	4.42	6,891	0.57		0.57		0.57		0.57		4.36		N/A
(0.05)	1.00	4.77	3,168	0.57		0.57		0.57		0.57		4.56		N/A

0.00	1.00	0.03	203,489	0.09	*	0.57	*	0.09	*	0.57	*	0.04	*	N/A
0.00	1.00	0.06	186,888	0.22		0.57		0.22		0.57		0.05		N/A
0.00	1.00	0.09	152,737	0.32		0.59		0.32		0.59		0.05		N/A
(0.01)	1.00	1.26	194,007	0.54		0.59		0.54		0.59		1.04		N/A
(0.04)	1.00	4.43	108,430	0.57		0.57		0.57		0.57		4.28		N/A
(0.05)	1.00	4.77	75,947	0.57		0.57		0.57		0.57		4.69		N/A

0.00	1.00	0.03	9,861	0.09	*	1.47	*	0.09	*	1.47	*	0.04	*	N/A
0.00	1.00	0.09	11,929	0.22		1.47		0.22		1.47		0.04		N/A
0.00	1.00	0.09	33,102	0.32		1.49		0.32		1.49		0.05		N/A
(0.01)	1.00	0.64	72,511	1.13		1.49		1.13		1.49		0.55		N/A
(0.03)	1.00	3.50	56,818	1.47		1.47		1.47		1.47		3.40		N/A
(0.04)	1.00	4.38	49,405	0.95		1.47		0.95		1.47		4.33		N/A

0.00	1.00	0.03	113,207	0.09	*	0.57	*	0.09	*	0.57	*	0.04	*	N/A
0.00	1.00	0.06	95,215	0.22		0.57		0.22		0.57		0.05		N/A
0.00	1.00	0.09	62,857	0.32		0.59		0.32		0.59		0.05		N/A
(0.01)	1.00	1.26	126,219	0.54		0.59		0.54		0.59		1.02		N/A
(0.04)	1.00	4.44	71,946	0.57		0.57		0.57		0.57		4.30		N/A
(0.05)	1.00	4.78	59,031	0.57		0.57		0.57		0.57		4.70		N/A

$(0.06)	$9.77	(0.59)%	$6,227,162	0.46	%*	0.46	%*	0.45	%*	0.45	%*	1.26	%*	146	%**
(0.15)	9.89	1.77	6,500,992	0.45		0.45		0.45		0.45		1.03		182	**
(0.21)	9.87	7.31	5,643,399	0.45		0.45		0.45		0.45		1.61		446
(0.51)	9.39	1.01	1,954,753	0.50		0.50		0.45		0.45		3.98		582
(0.51)	9.81	3.72	1,871,326	0.46		0.46		0.45		0.45		4.87		191
(0.49)	9.96	4.81	2,009,506	0.45		0.45		0.45		0.45		4.71		187

(0.06)	9.77	(0.64)	319,981	0.56	*	0.56	*	0.55	*	0.55	*	1.16	*	146	**
(0.14)	9.89	1.67	289,593	0.55		0.55		0.55		0.55		0.93		182	**
(0.20)	9.87	7.21	263,898	0.55		0.55		0.55		0.55		1.29		446
(0.47)	9.39	0.19	11,963	0.60	*	0.60	*	0.55	*	0.55	*	3.92	*	582

(0.05)	9.77	(0.72)	2,710,052	0.71	*	0.71	*	0.70	*	0.70	*	1.01	*	146	**
(0.13)	9.89	1.52	2,589,004	0.70		0.70		0.70		0.70		0.78		182	**
(0.18)	9.87	7.05	2,813,466	0.70		0.70		0.70		0.70		1.52		446
(0.49)	9.39	0.76	1,669,707	0.75		0.75		0.70		0.70		3.72		582
(0.49)	9.81	3.47	1,514,603	0.71		0.71		0.70		0.70		4.64		191
(0.47)	9.96	4.55	1,245,560	0.70		0.70		0.70		0.70		4.49		187

(0.05)	9.77	(0.72)	503,489	0.72	*(b)	0.72	*(b)	0.71	*(b)	0.71	*(b)	1.00	*	146	**
(0.12)	9.89	1.47	513,448	0.75		0.75		0.75		0.75		0.73		182	**
(0.18)	9.87	7.00	532,652	0.75		0.75		0.75		0.75		1.29		446
(0.49)	9.39	0.71	138,124	0.80		0.80		0.75		0.75		3.68		582
(0.48)	9.81	3.41	75,692	0.76		0.76		0.75		0.75		4.56		191
(0.46)	9.96	4.51	72,940	0.75		0.75		0.75		0.75		4.38		187

^	Reflects an amount rounding to less then one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.20%.

Semiannual Report	September 30, 2011	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)		Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Short-Term Fund (Cont.)
Class A
04/01/2011 - 09/30/2011+	$9.89	$0.05		$(0.12)	$(0.07)	$(0.05)	$0.00
03/31/2011	9.87	0.07		0.07	0.14	(0.07)	(0.05)
03/31/2010	9.39	0.12		0.53	0.65	(0.14)	(0.03)
03/31/2009	9.81	0.35		(0.29)	0.06	(0.33)	(0.15)
03/31/2008	9.96	0.45		(0.12)	0.33	(0.45)	(0.03)
03/31/2007	9.98	0.44		0.00	0.44	(0.43)	(0.03)
Class B
04/01/2011 - 09/30/2011+	9.89	0.01		(0.12)	(0.11)	(0.01)	0.00
03/31/2011	9.87	0.00	^	0.07	0.07	0.00 ^	(0.05)
03/31/2010	9.39	0.08		0.50	0.58	(0.07)	(0.03)
03/31/2009	9.81	0.28		(0.29)	(0.01)	(0.26)	(0.15)
03/31/2008	9.96	0.38		(0.13)	0.25	(0.37)	(0.03)
03/31/2007	9.98	0.37		0.00	0.37	(0.36)	(0.03)
Class C
04/01/2011 - 09/30/2011+	9.89	0.03		(0.12)	(0.09)	(0.03)	0.00
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)
03/31/2010	9.39	0.10		0.52	0.62	(0.11)	(0.03)
03/31/2009	9.81	0.32		(0.29)	0.03	(0.30)	(0.15)
03/31/2008	9.96	0.42		(0.12)	0.30	(0.42)	(0.03)
03/31/2007	9.98	0.41		0.00	0.41	(0.40)	(0.03)
Class R
04/01/2011 - 09/30/2011+	9.89	0.04		(0.12)	(0.08)	(0.04)	0.00
03/31/2011	9.87	0.04		0.07	0.11	(0.04)	(0.05)
03/31/2010	9.39	0.10		0.53	0.63	(0.12)	(0.03)
03/31/2009	9.81	0.32		(0.28)	0.04	(0.31)	(0.15)
03/31/2008	9.96	0.42		(0.12)	0.30	(0.42)	(0.03)
03/31/2007	9.98	0.42		0.00	0.42	(0.41)	(0.03)

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	PIMCO and Distributor have contractually agreed to waive 0.05% of the Fund’s administrative fee and distribution and/or service/12b-1 fees.
(c)	Effective October 1, 2007, the administrative fee was reduced by 0.05% to an annual rate of 0.30%.
(d)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.10% to 0.20%.

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.05)	$9.77	(0.72)%	$1,220,314	0.73	%*(d)	0.73	%*(d)	0.72	%*(d)	0.72	%*(d)	0.99	%*	146	%**
(0.12)	9.89	1.42	1,322,742	0.80		0.80		0.80		0.80		0.68		182	**
(0.17)	9.87	6.94	1,560,419	0.80		0.80		0.80		0.80		1.19		446
(0.48)	9.39	0.66	382,308	0.85		0.85		0.80		0.80		3.62		582
(0.48)	9.81	3.34	201,097	0.84	(c)	0.84	(c)	0.83	(c)	0.83	(c)	4.52		191
(0.46)	9.96	4.51	259,410	0.75	(b)	0.80		0.75	(b)	0.80		4.42		187

(0.01)	9.77	(1.10)	2,133	1.48	*(d)	1.48	*(d)	1.47	*(d)	1.47	*(d)	0.24	*	146	**
(0.05)	9.89	0.77	2,698	1.43		1.55		1.43		1.55		0.04		182	**
(0.10)	9.87	6.17	4,977	1.53		1.55		1.53		1.55		0.86		446
(0.41)	9.39	(0.09)	8,359	1.60		1.60		1.55		1.55		2.90		582
(0.40)	9.81	2.57	9,485	1.59	(c)	1.59	(c)	1.58	(c)	1.58	(c)	3.78		191
(0.39)	9.96	3.73	14,144	1.50	(b)	1.55		1.50	(b)	1.55		3.66		187

(0.03)	9.77	(0.87)	245,499	1.03	*(d)	1.03	*(d)	1.02	*(d)	1.02	*(d)	0.69	*	146	**
(0.09)	9.89	1.11	279,411	1.10		1.10		1.10		1.10		0.38		182	**
(0.14)	9.87	6.62	298,079	1.10		1.10		1.10		1.10		1.00		446
(0.45)	9.39	0.36	124,847	1.15		1.15		1.10		1.10		3.34		582
(0.45)	9.81	3.03	100,746	1.14	(c)	1.14	(c)	1.13	(c)	1.13	(c)	4.22		191
(0.43)	9.96	4.19	121,666	1.05	(b)	1.10		1.05	(b)	1.10		4.11		187

(0.04)	9.77	(0.85)	8,533	0.98	*(d)	0.98	*(d)	0.97	*(d)	0.97	*(d)	0.74	*	146	**
(0.09)	9.89	1.16	9,462	1.05		1.05		1.05		1.05		0.44		182	**
(0.15)	9.87	6.67	7,689	1.05		1.05		1.05		1.05		1.02		446
(0.46)	9.39	0.41	2,583	1.10		1.10		1.05		1.05		3.35		582
(0.45)	9.81	3.07	948	1.08	(c)	1.08	(c)	1.07	(c)	1.07	(c)	4.20		191
(0.44)	9.96	4.25	632	1.00	(b)	1.05		1.00	(b)	1.05		4.18		187

Semiannual Report	September 30, 2011	27

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Low Duration Fund

Assets:
Investments, at value	$172,750	$6,071,685	$18,921,361
Investments in Affiliates, at value	0	461,097	5,812,967
Repurchase agreements, at value	420,849	14,340	21,325
Cash	1	0	6,259
Deposits with counterparty	0	16	2
Foreign currency, at value	0	1,704	17,895
Receivable for investments sold	0	228,695	870,138
Receivable for investments sold on a delayed-delivery basis	0	0	40,643
Receivable for cross-currency swap exchanges	0	0	0
Receivable for Fund shares sold	691	22,177	34,224
Interest and dividends receivable	635	82,404	94,109
Dividends receivable from Affiliates	0	84	1,228
Variation margin receivable on financial derivative instruments	0	1,355	132
OTC swap premiums paid	0	34,471	75,373
Unrealized appreciation on foreign currency contracts	0	31,023	121,888
Unrealized appreciation on OTC swap agreements	0	35,567	74,826
Other assets	0	0	0
	594,926	6,984,618	26,092,370

Liabilities:
Payable for reverse repurchase agreements	$0	$30,554	$128,373
Payable for investments purchased	0	89,354	2,917,342
Payable for investments in Affiliates purchased	0	84	1,228
Payable for investments purchased on a delayed-delivery basis	0	0	877,028
Payable for short sales	0	197,224	208,327
Deposits from counterparty	0	23,420	69,581
Payable for cross-currency swap exchanges	0	0	0
Payable for Fund shares redeemed	438	8,366	149,545
Dividends payable	0	5,150	4,645
Overdraft due to custodian	0	721	0
Written options outstanding	0	15,286	36,436
Accrued investment advisory fees	55	1,392	4,757
Accrued supervisory and administrative fees	0	1,737	4,919
Accrued distribution fees	0	331	387
Accrued servicing fees	0	302	1,036
Variation margin payable on financial derivative instruments	0	25	2,456
Reimbursement to Manager	15	0	0
OTC swap premiums received	0	45,828	51,218
Unrealized depreciation on foreign currency contracts	0	55,622	244,572
Unrealized depreciation on OTC swap agreements	0	81,864	109,080
Other liabilities	0	0	0
	508	557,260	4,810,930

Net Assets	$594,418	$6,427,358	$21,281,440

Net Assets Consist of:
Paid in capital	$594,403	$6,101,250	$21,337,088
Undistributed (overdistributed) net investment income	(29)	(46,048)	(17,090)
Accumulated undistributed net realized gain (loss)	44	245,155	156,258
Net unrealized appreciation (depreciation)	0	127,001	(194,816)
	$594,418	$6,427,358	$21,281,440

Cost of Investments	$172,750	$5,876,568	$19,016,516
Cost of Investments in Affiliates	$0	$461,217	$5,815,728
Cost of Repurchase Agreements	$420,849	$14,340	$21,325
Cost of Foreign Currency Held	$0	$1,751	$18,086
Proceeds Received on Short Sales	$0	$194,661	$207,582
Premiums Received on Written Options	$0	$17,235	$73,162

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Moderate Duration Fund	PIMCO Money Market Fund	PIMCO Short-Term Fund

$835,731	$211,184	$1,996,129	$132,012	$11,924,594
278,001	64,248	799,752	0	1,133,979
1,213	782	10,300	427,859	13,000
1,171	0	4,705	0	17,879
0	31	0	0	0
0	140	1,617	0	2,733
107,523	5,617	124,848	0	199,661
0	0	2,014	0	0
0	0	0	0	87,594
547	59	326	3,000	13,629
2,242	930	15,317	786	64,540
69	13	172	0	234
22	7	362	0	0
65	763	10,490	0	2,629
0	1,140	4,839	0	71,024
486	553	8,184	0	5,650
0	0	0	4	1
1,227,070	285,467	2,979,055	563,661	13,537,147

$0	$2,335	$69,134	$0	$449,653
332,513	31,455	85,638	0	1,594,773
69	13	173	0	234
49,021	5,106	8,474	0	0
36,303	3,112	1,721	0	0
370	215	7,325	0	33,779
0	0	0	0	89,590
2,073	32	3,163	4,070	33,522
133	30	818	2	934
0	278	0	54	0
257	125	982	0	28,363
176	54	607	48	2,490
176	54	513	3	2,131
5	0	0	0	594
0	0	0	0	337
142	42	447	0	0
0	0	0	0	0
1,474	503	5,002	0	2,462
0	2,170	23,557	0	46,003
824	1,036	13,196	0	15,118
0	0	0	0	1
423,536	46,560	220,750	4,177	2,299,984

$803,534	$238,907	$2,758,305	$559,484	$11,237,163

$802,202	$238,950	$2,713,178	$559,463	$11,327,327
(570)	(123)	2,882	(39)	6,934
(1,874)	1,731	43,687	60	74,011
3,776	(1,651)	(1,442)	0	(171,109)
$803,534	$238,907	$2,758,305	$559,484	$11,237,163

$835,250	$212,238	$1,984,994	$132,012	$12,113,312
$278,098	$64,282	$800,188	$0	$1,134,187
$1,213	$782	$10,300	$427,859	$13,000
$0	$140	$1,629	$0	$2,793
$36,314	$3,097	$1,722	$0	$0
$1,418	$645	$4,591	$0	$30,802

Semiannual Report	September 30, 2011	29

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Low Duration Fund

Net Assets:
Institutional Class	NA	$4,342,570	$13,458,807
Class M	586,202	NA	NA
Class P	26	219,597	820,961
Administrative Class	NA	46,631	487,193
Class D	NA	410,368	1,853,537
Class A	4,537	912,877	3,558,524
Class B	NA	NA	14,543
Class C	3,653	495,315	990,911
Class R	NA	NA	96,964

Shares Issued and Outstanding:
Institutional Class	NA	414,588	1,309,306
Class M	586,187	NA	NA
Class P	26	20,965	79,865
Administrative Class	NA	4,452	47,395
Class D	NA	39,178	180,316
Class A	4,537	87,153	346,183
Class B	NA	NA	1,415
Class C	3,653	47,288	96,398
Class R	NA	NA	9,433

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	NA	$10.48	$10.28
Class M	1.00	NA	NA
Class P	1.00	10.48	10.28
Administrative Class	NA	10.48	10.28
Class D	NA	10.48	10.28
Class A	1.00	10.48	10.28
Class B	NA	NA	10.28
Class C	1.00	10.48	10.28
Class R	NA	NA	10.28

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Moderate Duration Fund	PIMCO Money Market Fund	PIMCO Short-Term Fund

$777,769	$236,596	$2,728,459	$204,636	$6,227,162
NA	NA	NA	NA	NA
745	1,993	29,846	NA	319,981
25,020	318	NA	28,291	2,710,052
NA	NA	NA	NA	503,489
NA	NA	NA	203,489	1,220,314
NA	NA	NA	9,861	2,133
NA	NA	NA	113,207	245,499
NA	NA	NA	NA	8,533

78,008	24,158	256,603	204,638	637,389
NA	NA	NA	NA	NA
75	204	2,807	NA	32,752
2,509	32	NA	28,291	277,391
NA	NA	NA	NA	51,535
NA	NA	NA	203,491	124,907
NA	NA	NA	9,861	218
NA	NA	NA	113,207	25,128
NA	NA	NA	NA	873

$9.97	$9.79	$10.63	$1.00	$9.77
NA	NA	NA	NA	NA
9.97	9.79	10.63	NA	9.77
9.97	9.79	NA	1.00	9.77
NA	NA	NA	NA	9.77
NA	NA	NA	1.00	9.77
NA	NA	NA	1.00	9.77
NA	NA	NA	1.00	9.77
NA	NA	NA	NA	9.77

Semiannual Report	September 30, 2011	31

Statements of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO Government Money Market Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Low Duration Fund

Investment Income:
Interest	$369	$154,887	$240,132
Dividends	0	1,514	4,419
Dividends from Affiliate investments	0	488	7,172
Miscellaneous income	0	9	4
Total Income	369	156,898	251,727

Expenses:
Investment advisory fees	382	7,640	27,603
Supervisory and administrative fees	195	9,452	28,668
Distribution and/or servicing fees - Administrative Class	0	56	812
Distribution fees - Class B	0	0	80
Distribution fees - Class C	0	1,756	1,527
Distribution fees - Class R	0	0	126
Servicing fees - Class A	1	1,022	4,503
Servicing fees - Class B	0	0	27
Servicing fees - Class C	1	585	1,273
Servicing fees - Class R	0	0	126
Trustees’ fees	1	9	32
Interest expense	0	12	34
Reimbursement to PIMCO	0	0	0
Miscellaneous expense	15	4	13
Total Expenses	595	20,536	64,824
Waiver and/or Reimbursement by PIMCO	(291)	0	0
Net Expenses	304	20,536	64,824

Net Investment Income	65	136,362	186,903

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	34	93,022	285,832
Net realized gain (loss) on Affiliate investments	0	(113)	288
Net realized gain on futures contracts, written options and swaps	0	84,321	82,983
Net realized gain (loss) on foreign currency transactions	0	20,400	(80,488)
Net change in unrealized (depreciation) on investments	0	(139,435)	(434,587)
Net change in unrealized (depreciation) on Affiliate investments	0	(171)	(3,007)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(85,058)	(15,089)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	(23,616)	(149,995)
Net Gain (Loss)	34	(50,650)	(314,063)

Net Increase (Decrease) in Net Assets Resulting from Operations	$99	$85,712	$(127,160)

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund II	PIMCO Low Duration Fund III	PIMCO Moderate Duration Fund	PIMCO Money Market Fund	PIMCO Short-Term Fund

$5,518	$2,400	$31,784	$356	$98,019
35	2	1,382	0	396
311	90	997	0	1,709
0	0	0	0	0
5,864	2,492	34,163	356	100,124

933	302	3,259	291	14,687
934	303	2,742	703	12,708
30	0	0	36	3,296
0	0	0	39	8
0	0	0	0	396
0	0	0	0	11
0	0	0	94	1,674
0	0	0	13	3
0	0	0	46	330
0	0	0	0	11
1	0	4	1	17
0	1	8	7	415
0	0	0	12	0
0	0	1	0	7
1,898	606	6,014	1,242	33,563
0	0	0	(992)	0
1,898	606	6,014	250	33,563

3,966	1,886	28,149	106	66,561

2,820	1,156	23,715	60	27,144
(30)	7	141	0	(537)
2,127	1,327	23,544	0	8,058
0	510	6,874	0	17,833
(7,208)	(3,837)	(52,043)	0	(226,063)
(119)	(36)	(516)	0	(228)
2,590	77	3,924	0	(8,164)
0	(1,375)	(22,954)	0	36,453
180	(2,171)	(17,315)	60	(145,504)

$4,146	$(285)	$10,834	$166	$(78,943)

Semiannual Report	September 30, 2011	33

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Investment Grade Corporate Bond Fund		PIMCO Low Duration Fund		PIMCO Low Duration Fund II

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$65	$49	$136,362	$282,747	$186,903	$385,158	$3,966	$9,045
Net realized gain	34	12	197,743	422,134	288,327	221,007	4,947	4,975
Net realized gain (loss) on Affiliate investments	0	0	(113)	64	288	943	(30)	32
Net change in unrealized appreciation (depreciation)	0	0	(248,109)	(171,084)	(599,671)	190,686	(4,618)	2,332
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	(171)	39	(3,007)	529	(119)	33
Net increase (decrease) resulting from operations	99	61	85,712	533,900	(127,160)	798,323	4,146	16,417

Distributions to Shareholders:
From net investment income
Institutional Class	0	0	(109,073)	(224,647)	(138,495)	(292,616)	(4,822)	(11,938)
Class M	(85)	(60)	0	0	0	0	0	0
Class P	0	0	(4,293)	(7,628)	(7,795)	(13,043)	(5)	(3)
Administrative Class	0	0	(1,109)	(2,286)	(5,624)	(20,465)	(136)	(295)
Class D	0	0	(9,071)	(17,505)	(16,013)	(33,516)	0	0
Class A	0	0	(19,418)	(35,809)	(29,403)	(62,397)	0	0
Class B	0	0	0	0	(95)	(543)	0	0
Class C	0	0	(9,366)	(17,867)	(6,791)	(15,100)	0	0
Class R	0	0	0	0	(701)	(1,204)	0	0
From net realized capital gains
Institutional Class	0	0	0	(394,960)	0	(241,802)	0	(7,799)
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	(14,395)	0	(10,724)	0	0
Administrative Class	0	0	0	(3,828)	0	(19,811)	0	(219)
Class D	0	0	0	(35,602)	0	(32,710)	0	0
Class A	0	0	0	(73,750)	0	(62,795)	0	0
Class B	0	0	0	0	0	(756)	0	0
Class C	0	0	0	(44,026)	0	(18,048)	0	0
Class R	0	0	0	0	0	(1,416)	0	0

Total Distributions	(85)	(60)	(152,330)	(872,303)	(204,917)	(826,946)	(4,963)	(20,254)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(74,702)	560,505	666,633	7,388	239,489	2,610,259	326,481	(50,592)

Total Increase (Decrease) in Net Assets	(74,688)	560,506	600,015	(331,015)	(92,588)	2,581,636	325,664	(54,429)

Net Assets:
Beginning of period	669,106	108,600	5,827,343	6,158,358	21,374,028	18,792,392	477,870	532,299
End of period*	$594,418	$669,106	$6,427,358	$5,827,343	$21,281,440	$21,374,028	$803,534	$477,870

*Including undistributed (overdistributed) net investment income of:	$(29)	$(9)	$(46,048)	$(30,080)	$(17,090)	$924	$(570)	$427

**	See note 11 in the Notes to Financial Statements.

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Low Duration Fund III		PIMCO Moderate Duration Fund		PIMCO Money Market Fund		PIMCO Short-Term Fund

Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

$1,886	$3,520	$28,149	$55,587	$106	$279	$66,561	$104,022
2,993	4,730	54,133	77,725	60	125	53,035	61,755
7	25	141	21	0	0	(537)	414
(5,135)	709	(71,073)	6,634	0	0	(197,774)	28,171
(36)	3	(516)	138	0	0	(228)	33
(285)	8,987	10,834	140,105	166	404	(78,943)	194,395

(2,194)	(4,115)	(31,076)	(64,351)	(51)	(203)	(41,505)	(66,221)
0	0	0	0	0	0	0	0
(19)	(6)	(96)	(4)	0	0	(1,764)	(2,503)
(3)	(10)	0	0	(9)	(21)	(13,129)	(19,508)
0	0	0	0	0	0	(2,566)	(3,753)
0	0	0	0	(57)	(113)	(6,547)	(9,584)
0	0	0	0	(3)	(12)	(3)	(1)
0	0	0	0	(28)	(50)	(897)	(1,101)
0	0	0	0	0	0	(32)	(39)

0	(1,885)	0	(87,268)	0	0	0	(34,268)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	(1,456)
0	(5)	0	0	0	0	0	(14,221)
0	0	0	0	0	0	0	(2,748)
0	0	0	0	0	0	0	(7,360)
0	0	0	0	0	0	0	(14)
0	0	0	0	0	0	0	(1,550)
0	0	0	0	0	0	0	(51)

(2,216)	(6,021)	(31,172)	(151,623)	(148)	(399)	(66,443)	(164,378)

23,470	19,236	444,559	310,881	(53,724)	154,435	(124,801)	352,754

20,969	22,202	424,221	299,363	(53,706)	154,440	(270,187)	382,771

217,938	195,736	2,334,084	2,034,721	613,190	458,750	11,507,350	11,124,579
$238,907	$217,938	$2,758,305	$2,334,084	$559,484	$613,190	$11,237,163	$11,507,350

$(123)	$207	$2,882	$5,905	$(39)	$3	$6,934	$6,816

Semiannual Report	September 30, 2011	35

Schedule of Investments PIMCO Government Money Market Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 99.9%

GOVERNMENT AGENCY DEBT 26.0%
Bank of America Corp.
3.125% due 06/15/2012 (a)	$5,400	$5,511
Bank of New York Mellon Corp.
0.525% due 06/29/2012 (a)	4,900	4,908
Fannie Mae
0.010% due 10/04/2011	4,000	4,000
0.060% due 10/19/2011	14,900	14,900
Freddie Mac
0.040% due 10/07/2011	1,170	1,170
0.095% due 10/13/2011	17,800	17,800
0.132% due 10/27/2011	10,000	10,000
5.125% due 07/15/2012	6,730	6,985
General Electric Capital Corp.
2.200% due 06/08/2012 (a)	10,510	10,653
Goldman Sachs Group, Inc.
2.150% due 03/15/2012 (a)	3,400	3,431
3.250% due 06/15/2012 (a)	6,669	6,811
John Deere Capital Corp.
2.875% due 06/19/2012 (a)	5,363	5,464
JPMorgan Chase & Co.
0.577% due 06/15/2012 (a)	6,500	6,517
2.125% due 06/22/2012 (a)	300	304
2.200% due 06/15/2012 (a)	5,018	5,088
KeyBank N.A.
3.200% due 06/15/2012 (a)	7,015	7,160
Morgan Stanley
0.538% due 03/13/2012 (a)	10,000	10,016
0.555% due 02/10/2012 (a)	2,200	2,203
1.950% due 06/20/2012 (a)	2,030	2,055
2.250% due 03/13/2012 (a)	4,760	4,805
PNC Funding Corp.
2.300% due 06/22/2012 (a)	3,631	3,686
State Street Corp.
2.150% due 04/30/2012 (a)	6,000	6,068
SunTrust Bank
3.000% due 11/16/2011 (a)	3,800	3,812
U.S. Bancorp
1.800% due 05/15/2012 (a)	9,325	9,417
Wells Fargo & Co.
0.567% due 06/15/2012 (a)	1,500	1,504

		154,268

GOVERNMENT AGENCY REPURCHASE AGREEMENTS 28.1%
BNP Paribas Securities Corp.
0.120% due 10/03/2011	23,000	23,000
(Dated 09/30/2011. Collateralized by Fannie Mae 5.500% due 08/01/2037 valued at $23,790. Repurchase proceeds are $23,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Global Markets, Inc.
0.100% due 10/03/2011	$23,000	$23,000
(Dated 09/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $23,492. Repurchase proceeds are $23,000.)
Goldman Sachs & Co.
0.050% due 10/03/2011	17,200	17,200
(Dated 09/30/2011. Collateralized by Fannie Mae 5.500% due 08/01/2037 valued at $17,758. Repurchase proceeds are $17,200.)
JPMorgan Securities, Inc.
0.110% due 10/03/2011	11,500	11,500
(Dated 09/30/2011. Collateralized by Fannie Mae 0.870% due 09/12/2014 valued at $11,746. Repurchase proceeds are $11,500.)
RBS Securities, Inc.
0.110% due 10/03/2011	92,200	92,200
(Dated 09/30/2011. Collateralized by Freddie Mac 5.125% due 07/15/2012 valued at $94,158. Repurchase proceeds are $92,200.)

		166,900

TREASURY DEBT 3.1%
U.S. Treasury Bills
0.090% due 08/23/2012	18,500	18,482

TREASURY REPURCHASE AGREEMENTS 42.7%
Banc of America Securities LLC
0.090% due 10/03/2011	9,700	9,700
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $9,904. Repurchase proceeds are $9,700.)
Bank of Nova Scotia
0.070% due 10/03/2011	23,000	23,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 02/15/2013 valued at $23,500. Repurchase proceeds are $23,000.)
0.070% due 10/03/2011	92,200	92,200
(Dated 09/30/2011. Collateralized by U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021 valued at $93,901. Repurchase proceeds are $92,200.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Securities (USA) LLC
0.060% due 10/03/2011	$25,000	$25,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 08/15/2020 valued at $25,624. Repurchase proceeds are $25,000.)
Deutsche Bank Securities, Inc.
0.030% due 10/03/2011	50,000	50,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2037 valued at $51,298. Repurchase proceeds are $50,000.)
Morgan Stanley & Co., Inc.
0.090% due 10/03/2011	5,700	5,700
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.375% due 07/31/2013 valued at $5,821. Repurchase proceeds are $5,700.)
RBC Capital Markets LLC
0.080% due 10/03/2011	23,000	23,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.090% due 08/23/2012 valued at $23,478. Repurchase proceeds are $23,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	349	349
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $359. Repurchase proceeds are $349.)
TD Securities (USA) LLC
0.090% due 10/03/2011	25,000	25,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.625% due 06/30/2012 valued at $25,516. Repurchase proceeds are $25,000.)

		253,949

Total Short-Term Instruments (Cost $593,599)		593,599

Total Investments 99.9% (Cost $593,599)		$593,599

Other Assets and Liabilities (Net) 0.1%		819

Net Assets 100.0%		$594,418

Notes to Schedule of Investments (amounts in thousands):

(a)	FDIC guaranteed through Treasury Liquidity Guarantee Program.
(b)	Fair Value Measurements (1)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$154,268	$0	$154,268
Government Agency Repurchase Agreements	0	166,900	0	166,900
Treasury Debt	0	18,482	0	18,482
Treasury Repurchase Agreements	0	253,949	0	253,949
	$0	$593,599	$0	$593,599

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

See Accompanying Notes	Semiannual Report	September 30, 2011	37

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.9%
AES Corp.
4.250% due 05/27/2018	$10,746	$10,528
AGFS Funding Co.
5.500% due 05/10/2017	25,700	22,584
Ally Financial, Inc.
6.000% due 06/11/2012	4,000	3,918
Ashland, Inc.
3.750% due 08/23/2018	4,000	3,976
Avis Budget Group
6.250% due 06/13/2018	1,250	1,244
Biomet, Inc.
3.235% due 03/25/2015	1,063	1,021
3.239% due 03/25/2015	118	114
3.358% due 03/25/2015	2,075	1,993
Cablevision Systems Corp.
4.000% due 03/29/2016	19	18
Charter Communications, Inc.
2.240% due 03/06/2014	80	79
3.620% due 09/06/2016	6,583	6,386
Chrysler Group LLC
6.000% due 05/24/2017	1,100	968
CommScope, Inc.
5.000% due 01/14/2018	4,988	4,894
Community Health Systems, Inc.
2.471% due 07/25/2014	25	23
2.569% due 07/25/2014	12,554	11,778
3.721% due 01/25/2017	3	3
3.819% due 01/25/2017	1,245	1,147
CSC Holdings LLC
1.985% due 03/29/2016	7,387	7,180
Delphi Automotive LLP
3.500% due 05/17/2017	11,717	11,615
Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012	6,900	6,888
Dollar General Corp.
2.979% due 07/06/2014	2,868	2,844
2.989% due 07/06/2014	1,934	1,918
3.003% due 07/06/2014	198	197
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018	14,350	14,317
First Data Corp.
2.985% due 09/24/2014	3,478	3,056
Fresenius Medical Care Holdings, Inc.
1.744% due 03/31/2013	1,024	1,013
3.500% due 09/10/2014	3,297	3,257
Georgia-Pacific LLC
2.352% due 12/20/2012	3,553	3,545
2.352% due 12/22/2012	427	426
3.602% due 12/23/2014	1,974	1,972
HCA, Inc.
2.619% due 11/17/2013	6,000	5,834
2.869% due 05/02/2016	8,888	8,304
3.619% due 03/31/2017	5,000	4,723
3.619% due 05/31/2018	4,000	3,769
IASIS Healthcare LLC
5.000% due 05/03/2018	10,374	9,713
Intelsat Ltd.
5.250% due 04/02/2018	3,990	3,851
Motor City Marketing, Inc.
7.000% due 03/01/2017	3,860	3,739
Neiman Marcus, Inc.
4.750% due 05/16/2018	5,200	4,834
NRG Energy, Inc.
4.000% due 07/01/2018	13,300	13,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Penn National Gaming, Inc.
3.750% due 07/14/2018		$4,000	$3,968
Reynolds Group Holdings
6.500% due 08/31/2018		7,850	7,618
Rockwood Holdings, Inc.
3.750% due 02/10/2018		995	993
RPI Finance Trust
4.000% due 05/10/2018		11,000	10,918
Sealed Air Corp.
10.000% due 05/31/2018		5,000	5,014
Sensata Technologies BV
4.000% due 05/12/2018		1,000	976
SunGard Data Systems, Inc.
1.976% due 02/28/2014		1,732	1,694
1.982% due 02/28/2014		268	262
Terex Corp.
5.500% due 04/28/2017		2,000	1,965
United Airlines, Inc.
3.000% due 02/01/2012		3,000	2,914
Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011		4,200	4,134
VML U.S. Finance LLC
4.740% due 05/25/2012		1,082	1,079
4.740% due 05/25/2013		1,873	1,868
Vodafone Group PLC
6.250% due 07/24/2016		11,600	11,658
Warner Chilcott Co. LLC
3.750% due 03/17/2016		8,550	8,310
4.250% due 03/15/2018		1,995	1,945

Total Bank Loan Obligations (Cost $260,263)			251,994

CORPORATE BONDS & NOTES 62.4%

BANKING & FINANCE 33.9%
Alleghany Corp.
5.625% due 09/15/2020		1,000	1,062
Ally Financial, Inc.
3.478% due 02/11/2014		1,735	1,596
3.751% due 06/20/2014		1,200	1,096
6.000% due 12/15/2011		900	906
6.000% due 02/15/2019		24	20
6.000% due 03/15/2019		21	18
6.050% due 08/15/2019		10	8
6.100% due 09/15/2019		6	5
6.125% due 10/15/2019		6	5
6.150% due 03/15/2016		401	359
6.150% due 08/15/2019		8	7
6.200% due 04/15/2019		13	11
6.500% due 05/15/2019		4	3
6.600% due 06/15/2019		11	10
6.650% due 06/15/2018		10	9
6.700% due 06/15/2019		6	5
6.750% due 05/15/2019		6	5
6.750% due 06/15/2019		5	4
7.000% due 09/15/2018		1,986	1,796
7.150% due 09/15/2018		140	128
7.250% due 04/15/2018		177	165
7.250% due 08/15/2018		64	58
7.250% due 09/15/2018		40	37
7.300% due 01/15/2018		117	107
American Express Co.
6.150% due 08/28/2017		300	344
6.800% due 09/01/2066		4,700	4,571
8.125% due 05/20/2019		20,000	25,308
American International Group, Inc.
0.305% due 04/03/2012	JPY	170,000	2,186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 04/26/2016	EUR	2,000	$2,429
4.875% due 03/15/2067		1,700	1,348
4.900% due 06/02/2014	CAD	2,000	1,879
4.950% due 03/20/2012		$5,250	5,283
5.050% due 10/01/2015		700	686
5.450% due 05/18/2017		2,000	1,921
5.750% due 03/15/2067	GBP	600	603
5.850% due 01/16/2018		$12,920	12,846
6.250% due 05/01/2036		200	193
8.000% due 05/22/2068	EUR	2,000	2,103
8.175% due 05/15/2068		$1,000	886
8.250% due 08/15/2018		29,500	32,819
8.625% due 05/22/2038	GBP	1,000	1,310
ANZ National International Ltd.
3.125% due 08/10/2015		$1,100	1,107
6.200% due 07/19/2013		1,700	1,816
Banco Santander Brasil S.A.
2.450% due 03/18/2014		23,750	22,988
4.250% due 01/14/2016		2,500	2,366
4.500% due 04/06/2015		3,500	3,395
Banco Santander Chile
1.501% due 04/20/2012		1,200	1,201
1.850% due 01/19/2016		5,000	4,525
3.750% due 09/22/2015		15,482	15,501
Banco Votorantim Ltd.
3.363% due 03/28/2014		7,000	6,980
Banco Votorantim S.A.
5.250% due 02/11/2016		9,500	9,476
Bank of America Corp.
4.750% due 08/01/2015		200	193
5.650% due 05/01/2018		32,150	30,600
5.750% due 08/15/2016		500	464
5.750% due 12/01/2017		6,900	6,484
7.375% due 05/15/2014		9,600	9,907
Bank of America N.A.
0.647% due 06/15/2017		5,170	3,808
Bank of India
6.250% due 02/16/2021		2,700	2,645
Banque PSA Finance S.A.
2.146% due 04/04/2014		9,200	8,680
Barclays Bank PLC
5.125% due 01/08/2020		1,500	1,474
5.200% due 07/10/2014		10,800	11,057
5.926% due 09/29/2049		5,000	3,725
6.369% due 06/29/2049	GBP	300	315
6.750% due 05/22/2019		$11,000	11,915
7.375% due 06/29/2049		5,000	4,744
10.179% due 06/12/2021		11,890	12,759
14.000% due 11/29/2049	GBP	7,250	11,933
BBVA Bancomer S.A.
6.500% due 03/10/2021		$11,300	10,537
7.250% due 04/22/2020		10,900	10,655
Bear Stearns Cos. LLC
0.688% due 11/21/2016		7,100	6,613
5.700% due 11/15/2014		100	108
7.250% due 02/01/2018		29,850	35,267
BNP Paribas S.A.
0.537% due 12/09/2016		4,000	3,796
1.146% due 01/10/2014		24,425	22,796
5.000% due 01/15/2021		12,200	11,983
7.195% due 06/29/2049		2,725	2,126
7.781% due 06/29/2049	EUR	1,000	1,079
Boston Properties LP
6.250% due 01/15/2013		$681	717
BPCE S.A.
2.019% due 02/07/2014		11,700	11,079

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 07/29/2049	EUR	1,100	$759
5.250% due 07/29/2049		5,000	3,584
9.000% due 03/29/2049		200	212
Cantor Fitzgerald LP
7.875% due 10/15/2019		$5,000	5,216
Capital One Capital V
10.250% due 08/15/2039		4,000	4,085
Capital One Capital VI
8.875% due 05/15/2040		25,625	26,180
CIT Group, Inc.
5.250% due 04/01/2014		10,000	9,725
7.000% due 05/01/2014		1,765	1,802
7.000% due 05/01/2015		18,065	17,952
7.000% due 05/01/2016		3,441	3,342
7.000% due 05/01/2017		4,818	4,679
Citigroup Capital XXI
8.300% due 12/21/2077		21,500	21,124
Citigroup, Inc.
0.458% due 03/07/2014		3,000	2,804
1.695% due 06/28/2013	EUR	1,800	2,314
1.764% due 02/09/2016		1,000	1,180
4.587% due 12/15/2015		$1,000	1,028
4.750% due 05/19/2015		11,700	12,005
5.000% due 09/15/2014		13,240	13,000
5.500% due 04/11/2013		24,100	24,816
5.500% due 10/15/2014		8,500	8,841
5.625% due 08/27/2012		400	407
5.850% due 07/02/2013		4,800	4,976
6.000% due 08/15/2017		1,300	1,382
6.010% due 01/15/2015		750	798
6.125% due 11/21/2017		16,725	17,908
6.125% due 05/15/2018		9,044	9,724
6.375% due 08/12/2014		27,350	28,987
6.500% due 08/19/2013		10,800	11,371
8.500% due 05/22/2019		22,050	26,701
Colonial Realty LP
6.250% due 06/15/2014		2,500	2,657
Commonwealth Bank of Australia
5.000% due 03/19/2020		300	313
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	10,000	12,195
11.000% due 12/29/2049		$11,555	13,933
Countrywide Capital III
8.050% due 06/15/2027		12,000	11,130
Countrywide Financial Corp.
6.250% due 05/15/2016		70	62
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	1,000	811
7.589% due 01/29/2049		500	468
8.125% due 10/29/2049		400	409
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		$9,500	9,371
Digital Realty Trust LP
4.500% due 07/15/2015		2,900	2,964
DP World Sukuk Ltd.
6.250% due 07/02/2017		2,500	2,506
Fairfax Financial Holdings Ltd.
5.800% due 05/15/2021		4,000	3,820
FIA Card Services N.A.
7.125% due 11/15/2012		45	46
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		800	798
7.000% due 04/15/2015		23,800	25,050
8.000% due 06/01/2014		6,480	6,877
8.700% due 10/01/2014		8,060	8,730

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
12.000% due 05/15/2015		$500	$604
FUEL Trust
3.984% due 12/15/2022		6,000	5,884
General Electric Capital Corp.
0.436% due 10/06/2015		1,300	1,221
5.500% due 09/15/2067	EUR	10,000	10,852
6.500% due 09/15/2067	GBP	500	682
Goldman Sachs Group, Inc.
0.805% due 03/22/2016		$28,769	24,699
1.835% due 11/15/2014	EUR	2,500	3,020
1.962% due 01/30/2017		4,600	5,116
2.059% due 02/02/2015		6,700	8,034
5.125% due 01/15/2015		$1,300	1,344
5.250% due 07/27/2021		21,400	21,182
5.375% due 03/15/2020		18,600	18,526
5.950% due 01/18/2018		17,000	17,542
6.000% due 06/15/2020		30,000	30,952
6.150% due 04/01/2018		16,575	17,217
6.250% due 09/01/2017		5,700	5,948
7.500% due 02/15/2019		4,900	5,482
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		9,000	9,339
6.375% due 04/15/2021		3,000	3,095
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		9,500	9,990
HBOS Capital Funding LP
6.071% due 06/29/2049		9,555	5,829
6.461% due 11/29/2049	GBP	1,500	1,333
HBOS PLC
6.750% due 05/21/2018		$27,612	23,594
HCP, Inc.
5.375% due 02/01/2021		5,000	5,033
Hospitality Properties Trust
5.625% due 03/15/2017		800	814
6.300% due 06/15/2016		1,515	1,573
6.700% due 01/15/2018		3,000	3,216
6.750% due 02/15/2013		4,100	4,200
7.875% due 08/15/2014		2,000	2,173
HSBC Bank PLC
4.125% due 08/12/2020		5,100	5,067
4.750% due 01/19/2021		11,000	11,423
HSBC Bank USA N.A.
4.875% due 08/24/2020		8,600	8,091
7.000% due 01/15/2039		5,000	5,518
HSBC Capital Funding LP
4.610% due 12/29/2049		11,430	10,133
HSBC Finance Corp.
0.499% due 01/15/2014		3,000	2,830
0.523% due 04/24/2012		800	796
0.697% due 09/14/2012		1,800	1,774
6.676% due 01/15/2021		13,800	13,604
HSBC Holdings PLC
6.500% due 05/02/2036		700	706
6.500% due 09/15/2037		7,400	7,302
6.800% due 06/01/2038		3,800	3,820
ICICI Bank Ltd.
5.500% due 03/25/2015		6,350	6,332
ING Bank NV
1.169% due 03/30/2012		1,800	1,798
ING Groep NV
5.140% due 03/29/2049	GBP	1,600	1,572
International Lease Finance Corp.
6.500% due 09/01/2014		$13,000	13,065
6.750% due 09/01/2016		15,700	15,818
7.125% due 09/01/2018		6,550	6,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
2.708% due 02/24/2014		$15,030	$13,544
3.625% due 08/12/2015		13,000	11,396
6.500% due 02/24/2021		13,500	12,029
8.375% due 10/29/2049	EUR	100	91
JPMorgan Chase & Co.
1.786% due 09/26/2013		500	656
4.250% due 10/15/2020		$23,200	23,331
4.625% due 05/10/2021		6,700	6,873
4.750% due 03/01/2015		300	318
4.950% due 03/25/2020		30,000	31,821
6.000% due 01/15/2018		18,300	20,427
6.300% due 04/23/2019		25,200	28,586
7.900% due 04/29/2049		46,273	47,817
JPMorgan Chase Bank N.A.
0.668% due 06/13/2016		8,750	8,037
JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		8,000	8,021
Kilroy Realty LP
5.000% due 11/03/2015		5,000	5,198
Lazard Group LLC
6.850% due 06/15/2017		2,400	2,648
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	4,612	5,322
7.867% due 12/17/2019		3,100	3,553
7.869% due 08/25/2020		13,966	16,007
7.875% due 11/01/2020		$14,090	10,356
8.000% due 12/29/2049		5,000	3,375
LBG Capital No.2 PLC
9.125% due 07/15/2020	GBP	1,300	1,561
Lehman Brothers Holdings, Inc.
4.800% due 03/13/2014 (a)		$300	72
6.625% due 01/18/2012 (a)		15,030	3,626
6.875% due 05/02/2018 (a)		3,403	846
Lloyds TSB Bank PLC
4.375% due 01/12/2015		4,400	4,310
5.800% due 01/13/2020		2,575	2,455
7.625% due 04/22/2025	GBP	1,000	1,250
12.000% due 12/29/2049		$5,100	4,685
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		910	1,015
9.250% due 04/15/2019		2,000	2,633
Merrill Lynch & Co., Inc.
1.840% due 05/30/2014	EUR	1,800	2,097
2.054% due 07/22/2014		1,000	1,163
2.077% due 09/14/2018		5,068	4,226
4.875% due 05/30/2014		500	639
5.700% due 05/02/2017		$400	357
6.150% due 04/25/2013		2,200	2,202
6.500% due 07/15/2018		23,671	21,961
6.875% due 04/25/2018		70,300	70,487
6.875% due 11/15/2018		2,850	2,864
7.750% due 04/30/2018	GBP	13,000	19,574
MetLife Institutional Funding II
1.146% due 04/04/2014		$4,400	4,398
Morgan Stanley
0.700% due 10/18/2016		13,300	10,367
1.492% due 02/23/2012	CAD	7,400	7,025
1.840% due 11/29/2013	EUR	1,000	1,224
2.001% due 04/13/2016		27,600	30,470
2.009% due 05/02/2014		21,100	25,258
5.375% due 10/15/2015		$250	248
5.375% due 08/10/2020	EUR	4,150	4,993
5.500% due 01/26/2020		$12,900	11,875
5.500% due 07/24/2020		15,045	13,667
5.625% due 09/23/2019		2,400	2,258

See Accompanying Notes	Semiannual Report	September 30, 2011	39

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 10/18/2016		$1,400	$1,384
5.950% due 12/28/2017		6,600	6,413
6.000% due 04/28/2015		2,500	2,491
6.625% due 04/01/2018		18,700	18,594
7.300% due 05/13/2019		20,050	20,715
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	710	1,019
Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		$24,600	27,768
National City Bank
0.703% due 06/07/2017		2,600	2,385
6.200% due 12/15/2011		2,000	2,018
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		9,500	11,119
Nile Finance Ltd.
5.250% due 08/05/2015		300	306
OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		3,800	4,011
Pacific Life Global Funding
5.150% due 04/15/2013		500	523
Pacific Life Insurance Co.
9.250% due 06/15/2039		19,800	26,726
PNC Preferred Funding Trust III
8.700% due 03/29/2049		8,600	8,881
Preferred Term Securities XIII Ltd.
0.900% due 03/24/2034		82	50
Principal Life Income Funding Trusts
5.300% due 04/24/2013		500	530
ProLogis LP
4.000% due 01/15/2018		2,000	1,868
6.625% due 12/01/2019		3,000	3,105
Qatari Diar Finance QSC
3.500% due 07/21/2015		900	932
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		8,100	7,343
RBS Capital Trust
6.467% due 12/29/2049	EUR	325	203
RCI Banque S.A.
4.600% due 04/12/2016		$21,000	20,657
Regions Bank
7.500% due 05/15/2018		6,500	6,492
Regions Financial Corp.
0.528% due 06/26/2012		3,500	3,434
7.750% due 11/10/2014		11,200	11,284
Royal Bank of Scotland Group PLC
3.950% due 09/21/2015		10,000	9,418
4.875% due 08/25/2014		10,000	10,079
4.875% due 03/16/2015		7,900	7,745
4.875% due 01/20/2017	EUR	700	867
5.375% due 09/30/2019		1,000	1,205
5.500% due 03/23/2020		1,700	2,056
6.990% due 10/29/2049		$21,000	13,440
7.648% due 08/29/2049		12,299	8,056
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		7,945	7,856
Santander U.S. Debt S.A. Unipersonal
1.169% due 03/30/2012		14,000	13,899
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		17,600	16,984
5.499% due 07/07/2015		11,550	11,449
Scotland International Finance No. 2 BV
4.250% due 05/23/2013		4,000	3,948
SL Green Realty Corp.
5.000% due 08/15/2018		6,000	5,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Corp.
0.553% due 01/27/2014	$4,325	$3,972
5.000% due 10/01/2013	1,500	1,469
5.375% due 01/15/2013	3,000	3,001
5.375% due 05/15/2014	1,600	1,576
5.625% due 08/01/2033	5,500	4,401
6.250% due 01/25/2016	750	737
8.000% due 03/25/2020	15,900	15,736
SMFG Preferred Capital USD Ltd.
9.500% due 07/29/2049	1,500	1,650
Springleaf Finance Corp.
0.597% due 12/15/2011	10,000	9,870
4.875% due 07/15/2012	300	281
5.200% due 12/15/2011	2,600	2,561
5.850% due 06/01/2013	100	86
5.900% due 09/15/2012	1,700	1,570
SSIF Nevada LP
0.949% due 04/14/2014	7,000	7,005
State Street Capital Trust III
5.337% due 01/29/2049	9,500	9,506
Stone Street Trust
5.902% due 12/15/2015	3,100	3,214
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	11,300	11,805
Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016	4,600	4,186
UBS AG
5.750% due 04/25/2018	12,500	12,889
5.875% due 12/20/2017	10,000	10,312
Vnesheconombank Via VEB Finance PLC
6.902% due 07/09/2020	1,100	1,084
Wachovia Bank N.A.
0.677% due 03/15/2016	13,500	12,070
5.000% due 08/15/2015	300	320
Wachovia Corp.
0.593% due 10/28/2015	10,400	9,461
0.617% due 06/15/2017	11,000	9,937
0.619% due 10/15/2016	1,400	1,287
WEA Finance LLC
5.750% due 09/02/2015	5,300	5,764
7.500% due 06/02/2014	5,600	6,253
Wells Fargo & Co.
7.980% due 03/29/2049	2,000	2,070
Wells Fargo Bank N.A.
0.500% due 05/16/2016	3,800	3,372
4.750% due 02/09/2015	5,590	5,832
5.950% due 08/26/2036	400	428
Wells Fargo Capital XIII
7.700% due 12/29/2049	13,440	13,507
Wells Fargo Capital XV
9.750% due 09/29/2049	5,000	4,998
Wells Operating Partnership II LP
5.875% due 04/01/2018	6,700	6,860
Weyerhaeuser Co.
7.375% due 10/01/2019	12,900	14,285
7.375% due 03/15/2032	8,000	8,014

		2,178,389

INDUSTRIALS 22.8%
Alcoa, Inc.
5.950% due 02/01/2037	5,000	4,685
ALROSA Finance S.A.
7.750% due 11/03/2020	8,650	8,239
8.875% due 11/17/2014	3,000	3,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Altria Group, Inc.
4.750% due 05/05/2021	$6,600	$6,850
9.250% due 08/06/2019	33,844	44,478
9.700% due 11/10/2018	17,100	22,715
9.950% due 11/10/2038	10,000	14,323
American Airlines Pass-Through Trust
5.250% due 01/31/2021	3,345	3,044
7.000% due 01/31/2018	4,272	3,503
7.858% due 04/01/2013	8,700	8,696
8.625% due 10/15/2021 (b)	11,000	10,966
10.375% due 07/02/2019	25,465	27,757
American Airlines, Inc.
7.500% due 03/15/2016 (i)	10,700	9,042
American Tower Corp.
4.500% due 01/15/2018	6,000	6,021
7.000% due 10/15/2017	10,000	11,331
Anadarko Petroleum Corp.
6.200% due 03/15/2040	20,000	20,944
6.450% due 09/15/2036	3,740	3,978
7.950% due 06/15/2039	4,600	5,836
8.700% due 03/15/2019	18,750	23,706
ArcelorMittal
5.500% due 03/01/2021	2,500	2,247
7.000% due 10/15/2039	4,220	3,782
Asciano Finance Ltd.
6.000% due 04/07/2023	17,000	18,039
Aviation Capital Group Corp.
7.125% due 10/15/2020	15,600	15,487
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016	20,992	20,677
BioMed Realty LP
6.125% due 04/15/2020	5,500	5,818
Black & Decker Corp.
8.950% due 04/15/2014	4,000	4,695
Boston Scientific Corp.
7.375% due 01/15/2040	5,000	6,288
Braskem Finance Ltd.
5.750% due 04/15/2021	11,300	10,425
7.000% due 05/07/2020	4,000	4,100
7.250% due 06/05/2018	900	954
7.375% due 10/29/2049	2,000	1,910
Buckeye Partners LP
4.875% due 02/01/2021	12,100	12,503
Canadian National Railway Co.
4.400% due 03/15/2013	80	84
Canadian Natural Resources Ltd.
5.450% due 10/01/2012	100	104
Canadian Oil Sands Ltd.
7.750% due 05/15/2019	26,225	32,169
Cemex S.A.B. de C.V.
5.369% due 09/30/2015	16,400	10,004
CenterPoint Energy Resources Corp.
4.500% due 01/15/2021	129	133
Coffeyville Resources LLC
9.000% due 04/01/2015	450	475
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	491	559
Comcast Cable Communications LLC
8.875% due 05/01/2017	35	45
Concho Resources, Inc.
6.500% due 01/15/2022	3,000	2,970
8.625% due 10/01/2017	8,500	9,052
Continental Airlines Pass-Through Trust
4.750% due 01/12/2021	3,000	2,880

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 05/10/2021	$22,703	$23,611
9.000% due 07/08/2016	6,307	6,811
Continental Airlines, Inc.
6.750% due 09/15/2015	10,450	10,084
Continental Resources, Inc.
7.375% due 10/01/2020	9,775	10,166
8.250% due 10/01/2019	1,500	1,612
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014	11,600	11,716
CSN Islands XI Corp.
6.875% due 09/21/2019	7,600	8,075
CSN Resources S.A.
6.500% due 07/21/2020	2,000	2,105
CVS Pass-Through Trust
6.943% due 01/10/2030	6,438	7,254
7.507% due 01/10/2032	19,480	23,021
DCP Midstream LLC
5.375% due 10/15/2015	100	108
DCP Midstream Operating LP
3.250% due 10/01/2015	5,000	5,026
Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019	2,464	2,389
6.417% due 01/02/2014	20,350	20,503
6.718% due 07/02/2024	1,470	1,452
7.750% due 06/17/2021	11,966	12,564
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019	4,500	4,185
DISH DBS Corp.
7.000% due 10/01/2013	2,080	2,168
7.125% due 02/01/2016	3,000	3,052
7.875% due 09/01/2019	7,400	7,585
DP World Ltd.
6.850% due 07/02/2037	5,000	4,575
El Paso Natural Gas Co.
8.375% due 06/15/2032	2,070	2,738
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021	5,000	5,041
Energy Transfer Equity LP
7.500% due 10/15/2020	6,500	6,711
Energy Transfer Partners LP
8.500% due 04/15/2014	10,180	11,562
9.700% due 03/15/2019	16,400	20,352
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021	7,850	7,104
7.500% due 05/04/2020	13,714	13,028
Florida Gas Transmission Co. LLC
7.000% due 07/17/2012	2,800	2,888
7.900% due 05/15/2019	30,100	38,454
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	10,886	11,688
Freeport-McMoRan Corp.
9.500% due 06/01/2031	200	295
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	14,000	13,860
7.288% due 08/16/2037	2,000	1,958
8.125% due 07/31/2014	14,200	15,123
8.146% due 04/11/2018	1,400	1,534
8.625% due 04/28/2034	3,200	3,712
9.250% due 04/23/2019	33,750	39,488
General Electric Co.
5.250% due 12/06/2017	8,700	9,687
Georgia-Pacific LLC
5.400% due 11/01/2020	10,000	10,205
7.250% due 06/01/2028	820	917
7.375% due 12/01/2025	2,500	2,801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 11/15/2029		$12,915	$15,001
8.000% due 01/15/2024		1,500	1,767
8.875% due 05/15/2031		10,000	12,536
GTL Trade Finance, Inc.
7.250% due 10/20/2017		21,370	22,545
Harvest Operations Corp.
6.875% due 10/01/2017		4,900	4,924
HCA, Inc.
8.500% due 04/15/2019		8,000	8,520
9.875% due 02/15/2017		1,625	1,763
HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	7,550	9,888
8.500% due 10/31/2019		4,650	5,996
Highmark, Inc.
4.750% due 05/15/2021		$3,600	3,674
Incitec Pivot Ltd.
4.000% due 12/07/2015		9,500	9,698
Kabel BW Erste Beteiligungs GmbH
7.500% due 03/15/2019		1,000	978
Kern River Funding Corp.
4.893% due 04/30/2018		45	49
Kerr-McGee Corp.
7.875% due 09/15/2031		3,500	4,324
Kinder Morgan Energy Partners LP
6.500% due 09/01/2039		5,500	5,943
9.000% due 02/01/2019		5,380	6,889
Limited Brands, Inc.
5.250% due 11/01/2014		899	939
Masco Corp.
5.875% due 07/15/2012		5,000	5,090
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		23,362	26,324
Motorola Solutions, Inc.
5.375% due 11/15/2012		5,000	5,183
Nakilat, Inc.
6.067% due 12/31/2033		5,000	5,438
Newfield Exploration Co.
5.750% due 01/30/2022		4,000	3,965
6.875% due 02/01/2020		13,370	13,838
Noble Group Ltd.
6.750% due 01/29/2020		5,600	4,954
Noranda Aluminum Acquisition Corp.
4.417% due 05/15/2015 (c)		3,500	3,168
Northwest Airlines Pass-Through Trust
1.048% due 05/20/2014		749	696
Northwest Pipeline GP
6.050% due 06/15/2018		30	35
Novatek Finance Ltd.
5.326% due 02/03/2016		9,200	9,085
6.604% due 02/03/2021		20,000	19,325
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		24,300	24,300
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		10,650	9,638
Oil States International, Inc.
6.500% due 06/01/2019		2,600	2,554
Petrobras International Finance Co.
6.875% due 01/20/2040		5,600	5,964
8.375% due 12/10/2018		400	476
Petroleos Mexicanos
4.875% due 03/15/2015		300	317
6.500% due 06/02/2041		13,300	13,898
PHH Corp.
9.250% due 03/01/2016		200	206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pioneer Natural Resources Co.
6.875% due 05/01/2018	$13,200	$14,249
7.200% due 01/15/2028	797	858
Pride International, Inc.
8.500% due 06/15/2019	34,000	42,724
Principal Financial Group, Inc.
8.875% due 05/15/2019	10,000	12,767
Reynolds American, Inc.
7.250% due 06/01/2013	2,050	2,238
7.750% due 06/01/2018	300	366
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	21,100	19,728
7.875% due 08/15/2019	625	606
8.250% due 02/15/2021	18,100	14,390
Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,350	7,954
6.250% due 07/15/2013	38,745	41,253
6.850% due 07/15/2018	24,250	25,541
Roofing Supply Group LLC
8.625% due 12/01/2017	2,000	1,895
RR Donnelley & Sons Co.
6.125% due 01/15/2017	4,291	3,744
Ryder System, Inc.
6.000% due 03/01/2013	3,000	3,188
SandRidge Energy, Inc.
8.750% due 01/15/2020	7,825	7,708
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017	4,000	3,410
9.750% due 07/29/2013	1,100	1,134
Sino-Forest Corp.
6.250% due 10/21/2017	4,892	1,272
10.250% due 07/28/2014	901	234
Southwest Airlines Co.
10.500% due 12/15/2011	8,000	8,133
Teck Resources Ltd.
9.750% due 05/15/2014	500	593
10.250% due 05/15/2016	7,050	8,296
10.750% due 05/15/2019	4,050	5,039
Telefonica Emisiones S.A.U.
4.949% due 01/15/2015	1,800	1,778
6.221% due 07/03/2017	12,600	12,758
6.421% due 06/20/2016	10,775	11,065
Time Warner Cable, Inc.
8.250% due 04/01/2019	6,000	7,533
8.750% due 02/14/2019	2,750	3,528
Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012	30	32
Transocean, Inc.
6.000% due 03/15/2018	9,696	10,349
6.500% due 11/15/2020	21,600	23,642
6.800% due 03/15/2038	9,000	9,365
7.375% due 04/15/2018	6,500	7,454
U.S. Airways Group, Inc.
7.125% due 04/22/2025	3,600	3,420
UAL Pass-Through Trust
10.125% due 03/22/2015 (a)	59	24
10.400% due 05/01/2018	32,587	35,195
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020	11,600	11,136
Vale Overseas Ltd.
6.875% due 11/21/2036	5,000	5,418
6.875% due 11/10/2039	18,700	20,290
8.250% due 01/17/2034	2,070	2,542
Vivendi S.A.
5.750% due 04/04/2013	500	528

See Accompanying Notes	Semiannual Report	September 30, 2011	41

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEA Finance LLC
4.625% due 05/10/2021		$3,000	$2,874
7.125% due 04/15/2018		400	458
Wesfarmers Ltd.
6.998% due 04/10/2013		8,000	8,597
Wyndham Worldwide Corp.
5.625% due 03/01/2021		1,000	1,007

			1,468,028

UTILITIES 5.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		9,900	9,969
7.700% due 08/07/2013		420	446
8.700% due 08/07/2018		35,650	41,399
Ameren Illinois Co.
9.750% due 11/15/2018		488	659
Appalachian Power Co.
5.650% due 08/15/2012		300	311
AT&T Corp.
8.000% due 11/15/2031		116	163
AT&T, Inc.
4.450% due 05/15/2021		27,300	29,391
5.350% due 09/01/2040		3,894	4,097
Bruce Mansfield Unit
6.850% due 06/01/2034		97	104
Cia Energetica de Sao Paulo
9.750% due 01/15/2015 (e)	BRL	250	187
CMS Energy Corp.
1.199% due 01/15/2013		$2,000	1,970
Consumers Energy Co.
5.000% due 02/15/2012		100	101
6.875% due 03/01/2018		3,534	4,284
Crown Castle Towers LLC
4.174% due 08/15/2037		5,500	5,686
5.495% due 01/15/2037		17,700	19,550
6.113% due 01/15/2040		13,620	15,353
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		1,250	1,299
Embarq Corp.
6.738% due 06/01/2013		2,500	2,599
Entergy Corp.
5.125% due 09/15/2020		10,000	10,319
Entergy New Orleans, Inc.
5.100% due 12/01/2020		10,000	10,769
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014		2,500	2,790
Ipalco Enterprises, Inc.
5.000% due 05/01/2018		500	459
7.250% due 04/01/2016		1,000	1,032
Jersey Central Power & Light Co.
4.800% due 06/15/2018		2,525	2,730
Kentucky Power Co.
6.000% due 09/15/2017		200	228
Metropolitan Edison Co.
7.700% due 01/15/2019		4,500	5,710
Midwest Generation LLC
8.560% due 01/02/2016		791	779
NGPL PipeCo LLC
6.514% due 12/15/2012		11,142	11,601
7.119% due 12/15/2017		63,200	66,780
7.768% due 12/15/2037		2,000	1,991
NRG Energy, Inc.
7.875% due 05/15/2021		5,900	5,428
8.250% due 09/01/2020		6,000	5,700

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania Electric Co.
5.200% due 04/01/2020		$10,000	$11,213
Progress Energy, Inc.
6.850% due 04/15/2012		200	206
Public Service Co. of Oklahoma
6.150% due 08/01/2016		150	172
Puget Energy, Inc.
6.500% due 12/15/2020		9,500	9,706
Qtel International Finance Ltd.
4.750% due 02/16/2021		4,000	4,015
6.500% due 06/10/2014		500	546
Qwest Corp.
3.597% due 06/15/2013		100	101
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		461	499
Telecom Italia Capital S.A.
5.250% due 11/15/2013		4,300	4,206
6.175% due 06/18/2014		12,800	12,751
Telstra Corp. Ltd.
4.800% due 10/12/2021		13,800	14,490
TNK-BP Finance S.A.
6.625% due 03/20/2017		200	200
7.250% due 02/02/2020		7,500	7,594
7.500% due 07/18/2016		14,000	14,562
7.875% due 03/13/2018		20,900	21,945
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	400	429

			366,519

Total Corporate Bonds & Notes (Cost $3,981,628)			4,012,936

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%
Transocean, Inc.
1.500% due 12/15/2037		$15,000	14,811

Total Convertible Bonds & Notes (Cost $13,743)			14,811

MUNICIPAL BONDS & NOTES 2.1%

CALIFORNIA 0.9%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		7,200	8,675
7.550% due 04/01/2039		1,300	1,594
California State General Obligation Notes, Series 2009
5.250% due 04/01/2014		3,000	3,268
5.450% due 04/01/2015		14,000	15,480
5.950% due 04/01/2016		5,000	5,640
Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029		2,000	2,290
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032		1,500	1,505
Stockton, California Public Financing Authority Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038		12,500	13,683
West Contra Costa, California Unified School District General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034		5,000	5,725

			57,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 0.1%
Colorado State Metro Wastewater Reclamation District Revenue Bonds, (BABs), Series 2009
5.775% due 04/01/2029	$7,500	$8,783

FLORIDA 0.0%
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	2,100	2,137

LOUISIANA 0.1%
Louisiana State Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	3,000	3,061

NEW YORK 0.2%
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	10,000	12,570

OHIO 0.1%
Hamilton County, Ohio Revenue Bonds, (BABs), Series 2009
6.500% due 12/01/2034	2,500	2,813

TEXAS 0.7%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	10,000	11,129
Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	18,000	20,093
Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	10,000	11,688

		42,910

WASHINGTON 0.0%
Spokane County, Washington Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	2,000	2,257

Total Municipal Bonds & Notes (Cost $116,278)		132,391

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
4.000% due 01/01/2036 - 09/01/2041	187,440	196,864

Total U.S. Government Agencies (Cost $189,258)		196,864

U.S. TREASURY OBLIGATIONS 17.6%
U.S. Treasury Bonds
3.500% due 02/15/2039	83,400	93,030
3.750% due 08/15/2041	111,660	130,520
4.250% due 11/15/2040	24,800	31,461
4.375% due 05/15/2040	65,750	84,899
4.375% due 05/15/2041	28,000	36,291
4.750% due 02/15/2041 (g)(j)	262,050	359,336
5.500% due 08/15/2028	98,400	137,852
U.S. Treasury Notes
1.000% due 08/31/2016 (g)	17,300	17,358
2.125% due 08/15/2021 (i)	95,300	97,162
3.125% due 05/15/2021	127,200	141,431

Total U.S. Treasury Obligations (Cost $991,815)		1,129,340

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.8%
Arran Residential Mortgages Funding PLC
2.735% due 11/19/2047	EUR	4,471	$5,984
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.492% due 02/10/2051		$110	115
5.916% due 02/10/2051		1,000	1,058
Bear Stearns Alt-A Trust
5.128% due 11/25/2034		224	197
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049		1,300	1,421
5.886% due 12/10/2049		91	99
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		200	211
5.886% due 11/15/2044		100	108
Countrywide Alternative Loan Trust
6.000% due 01/25/2037 (a)		122	81
Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022		2,922	2,806
DBUBS Mortgage Trust
4.537% due 07/10/2044		300	307
GS Mortgage Securities Corp.
5.560% due 11/10/2039		2,500	2,653
Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	18,100	24,257
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		$500	522
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		200	212
Merrill Lynch Mortgage Investors, Inc.
2.851% due 05/25/2033		32	29
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		2,000	2,142
5.700% due 09/12/2049		100	104
Morgan Stanley Capital
5.569% due 12/15/2044		1,000	1,037
OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,210
Structured Adjustable Rate Mortgage Loan Trust
2.527% due 03/25/2034		76	69
Thornburg Mortgage Securities Trust
6.153% due 09/25/2037		286	279
Wells Fargo Mortgage-Backed Securities Trust
4.561% due 12/25/2033		233	224
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024		2,000	2,009

Total Mortgage-Backed Securities (Cost $47,664)			49,134

ASSET-BACKED SECURITIES 0.6%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		489	475
7.001% due 09/20/2022		22,300	20,490
Bumper S.A.
3.035% due 06/20/2022	EUR	1,008	1,350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Galaxy CLO Ltd.
0.530% due 04/17/2017		$893	$864
SLM Student Loan Trust
1.753% due 04/25/2023		16,096	16,553

Total Asset-Backed Securities (Cost $39,819)			39,732

SOVEREIGN ISSUES 0.8%
Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	786
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		874	463
10.000% due 01/01/2013		244	129
10.000% due 01/01/2014		241	125
10.000% due 01/01/2017		8,600	4,299
Export-Import Bank of Korea
5.875% due 01/14/2015		$22,200	23,727
Korea Development Bank
8.000% due 01/23/2014		500	556
United Kingdom Gilt
4.750% due 12/07/2030	GBP	12,600	23,983

Total Sovereign Issues (Cost $52,501)			54,068

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.3%
Health Care REIT, Inc.
6.500% due 12/31/2049		84,000	3,889
Wells Fargo & Co.
7.500% due 12/31/2049		15,500	16,012

			19,901

UTILITIES 0.1%
PPL Corp.
8.750% due 05/01/2014		53,150	2,891

Total Convertible Preferred Securities (Cost $17,178)			22,792

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Citigroup Capital XIII
7.875% due 10/30/2040		48,000	1,268
Farm Credit Bank
10.000% due 12/31/2049		13,000	15,043
SLM Corp.
5.559% due 03/15/2017		21,400	463

Total Preferred Securities (Cost $14,799)			16,774

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 9.7%

CERTIFICATES OF DEPOSIT 1.4%
Banco Bradesco S.A.
1.955% due 01/24/2013		$8,700	8,774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
0.448% due 02/14/2014	$25,000	$24,980
Itau Unibanco Holding S.A.
0.000% due 10/17/2011	33,000	32,984
0.000% due 02/06/2012	25,000	24,879

		91,617

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.090% due 10/03/2011	8,000	8,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $8,170. Repurchase proceeds are $8,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	6,340	6,340
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.875% due 04/30/2014 valued at $6,470. Repurchase proceeds are $6,340.)

		14,340

SHORT-TERM NOTES 0.1%
Banco Santander Brazil S.A.
2.596% due 12/29/2011	5,000	4,985
2.596% due 12/28/2011	3,000	2,991

		7,976

U.S. TREASURY BILLS 0.8%
0.017% due 10/13/2011 - 03/22/2012 (d)(g)(h)	51,162	51,155

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 7.2%
	46,049,875	461,097

Total Short-Term Instruments (Cost $626,210)		626,185

PURCHASED OPTIONS (l) 0.0%
(Cost $969)		101

Total Investments 101.9% (Cost $6,352,125)		$6,547,122

Written Options (m) (0.3%) (Premiums $17,235)		(15,286)

Other Assets and Liabilities (Net) (1.6%)		(104,478)

Net Assets 100.0%		$6,427,358

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-issued security.

See Accompanying Notes	Semiannual Report	September 30, 2011	43

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $103,365 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $1,860 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(i)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $7,272 at a weighted average interest rate of -0.509%. On September 30, 2011, securities valued at $30,849 were pledged as collateral for reverse repurchase agreements.
(j)	Securities with an aggregate market value of $10,027 and cash of $16 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Euribor June Futures	Long	06/2014	1,839	$675
90-Day Euribor March Futures	Long	03/2014	1,830	638
90-Day Eurodollar June Futures	Long	06/2014	2,000	2,096
U.S. Treasury 10-Year Note December Futures	Long	12/2011	384	288

				$3,697

(k)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Altria Group, Inc.	BPS	(1.300%	)	12/20/2018	1.459%	$	3,000	$30	$0	$30
American Electric Power Co., Inc.	BRC	(0.793%	)	06/20/2019	1.152%		36,000	899	0	899
American International Group, Inc.	GST	(5.000%	)	09/20/2018	4.879%		10,000	(79)	(926)	847
Black & Decker Corp.	BRC	(2.250%	)	06/20/2014	0.330%		4,000	(212)	0	(212)
Cardinal Health, Inc.	BOA	(0.580%	)	06/20/2013	0.277%		5,000	(27)	0	(27)
Centex Corp.	BOA	(1.000%	)	06/20/2015	3.381%		4,000	323	133	190
Centex Corp.	DUB	(1.000%	)	03/20/2013	2.472%		13,000	272	(22)	294
CSX Corp.	BPS	(1.000%	)	03/20/2014	0.392%		250	(4)	3	(7)
CSX Corp.	BRC	(1.440%	)	03/20/2018	0.807%		5,370	(211)	0	(211)
Embarq Corp.	DUB	(1.000%	)	06/20/2013	1.577%		2,500	23	(6)	29
Embarq Corp.	DUB	(1.000%	)	06/20/2016	2.906%		2,000	163	(32)	195
International Lease Finance Corp.	CBK	(5.000%	)	06/20/2016	7.803%		12,500	1,174	(1,156)	2,330
International Lease Finance Corp.	GST	(5.000%	)	06/20/2016	7.803%		15,000	1,409	(1,239)	2,648
Intesa Sanpaolo SpA	BOA	(1.000%	)	09/20/2016	4.277%	EUR	3,000	534	257	277
Intesa Sanpaolo SpA	BRC	(1.000%	)	09/20/2015	4.212%	$	13,000	1,440	259	1,181
Intesa Sanpaolo SpA	GST	(1.000%	)	09/20/2016	4.277%	EUR	750	134	65	69
Intesa Sanpaolo SpA	MYC	(1.000%	)	09/20/2016	4.277%		7,850	1,399	701	698
JPMorgan Chase & Co.	BOA	(1.000%	)	12/20/2016	1.605%	$	7,000	203	103	100
Limited Brands, Inc.	BPS	(1.000%	)	12/20/2014	1.695%		1,250	26	96	(70)
Marsh & McLennan Cos., Inc.	BOA	(0.900%	)	06/20/2019	1.079%		2,000	25	0	25
Marsh & McLennan Cos., Inc.	CBK	(1.000%	)	09/20/2015	0.729%		5,000	(54)	(141)	87
Masco Corp.	BRC	(1.000%	)	09/20/2012	2.198%		5,000	56	113	(57)
Motorola Solutions, Inc.	JPM	(1.000%	)	12/20/2012	0.412%		5,000	(38)	252	(290)
Newell Rubbermaid, Inc.	BOA	(0.660%	)	06/20/2013	0.774%		10,000	17	0	17
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.938%		2,000	21	0	21
RR Donnelley & Sons Co.	BOA	(1.850%	)	03/20/2017	8.184%		4,300	1,080	0	1,080
Ryder System, Inc.	CBK	(3.060%	)	03/20/2013	0.689%		3,000	(108)	0	(108)
Toll Brothers Finance Corp.	GST	(1.000%	)	12/20/2017	2.917%		2,100	217	55	162

								$8,712	$(1,485)	$10,197

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CBK	5.000%	09/20/2016	5.722%	$	4,000	$(110)	$227	$(337)
AES Corp.	GST	5.000%	09/20/2016	5.722%		500	(14)	20	(34)
AES Corp.	MYC	5.000%	09/20/2016	5.722%		5,000	(138)	283	(421)
Alcoa, Inc.	BPS	1.000%	12/20/2015	3.510%		8,850	(849)	(427)	(422)
Alcoa, Inc.	BPS	1.000%	03/20/2021	4.540%		2,400	(565)	(209)	(356)
Alcoa, Inc.	BRC	1.000%	03/20/2016	3.675%		900	(97)	(40)	(57)
Alcoa, Inc.	CBK	5.000%	09/20/2015	3.384%		10,000	608	848	(240)
Alcoa, Inc.	CBK	1.000%	03/20/2016	3.675%		5,000	(535)	(181)	(354)
Alcoa, Inc.	CBK	1.000%	03/20/2021	4.540%		2,900	(684)	(304)	(380)

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	DUB	1.000%	06/20/2015	3.238%	$	4,200	$(323)	$(179)	$(144)
Alcoa, Inc.	DUB	1.000%	03/20/2016	3.675%		3,200	(343)	(112)	(231)
Alcoa, Inc.	FBF	1.000%	12/20/2015	3.510%		2,600	(249)	(131)	(118)
Alcoa, Inc.	GST	1.000%	03/20/2016	3.675%		1,700	(182)	(73)	(109)
Alcoa, Inc.	GST	1.000%	03/20/2021	4.540%		4,300	(1,013)	(450)	(563)
Alcoa, Inc.	GST	1.000%	06/20/2021	4.555%		2,000	(480)	(164)	(316)
Alcoa, Inc.	HUS	1.000%	03/20/2016	3.675%		3,100	(332)	(159)	(173)
Alcoa, Inc.	MYC	1.000%	06/20/2015	3.238%		600	(46)	(67)	21
Alcoa, Inc.	MYC	1.000%	03/20/2016	3.675%		3,100	(332)	(163)	(169)
Ally Financial, Inc.	DUB	5.000%	12/20/2012	7.260%		35,000	(833)	(225)	(608)
Ally Financial, Inc.	JPM	1.840%	06/20/2012	6.292%		500	(15)	0	(15)
America Movil S.A.B. de C.V.	CBK	1.000%	12/20/2012	1.100%		8,600	(7)	37	(44)
America Movil S.A.B. de C.V.	DUB	1.000%	12/20/2012	1.100%		13,100	(11)	54	(65)
America Movil S.A.B. de C.V.	UAG	1.000%	09/20/2012	1.033%		30,000	1	114	(113)
American Express Co.	JPM	2.750%	03/20/2014	0.857%		3,000	142	0	142
American International Group, Inc.	DUB	0.890%	12/20/2012	3.198%		100	(3)	0	(3)
American International Group, Inc.	DUB	0.900%	12/20/2012	3.198%		300	(8)	0	(8)
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	1.056%	EUR	20,600	(52)	(220)	168
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	1.056%	$	25,000	(48)	(150)	102
Anheuser-Busch InBev Worldwide, Inc.	DUB	1.000%	12/20/2015	1.056%	EUR	3,700	(10)	(37)	27
Anheuser-Busch InBev Worldwide, Inc.	GST	1.000%	12/20/2015	1.056%		3,300	(8)	(41)	33
ArcelorMittal	BOA	1.000%	12/20/2015	6.374%	$	1,700	(314)	(114)	(200)
ArcelorMittal	BOA	1.000%	06/20/2021	6.445%		3,200	(1,009)	(358)	(651)
ArcelorMittal	BPS	1.000%	03/20/2016	6.387%		1,200	(231)	(52)	(179)
ArcelorMittal	BRC	1.000%	12/20/2015	6.374%		7,000	(1,293)	(539)	(754)
ArcelorMittal	BRC	1.000%	03/20/2016	6.387%		4,200	(812)	(189)	(623)
ArcelorMittal	CBK	1.000%	03/20/2016	6.387%		1,400	(270)	(57)	(213)
ArcelorMittal	FBF	1.000%	12/20/2015	6.374%		14,500	(2,677)	(1,090)	(1,587)
ArcelorMittal	FBF	1.000%	03/20/2016	6.387%		7,500	(1,448)	(395)	(1,053)
ArcelorMittal	GST	1.000%	03/20/2016	6.387%		2,300	(444)	(105)	(339)
ArcelorMittal	HUS	1.000%	03/20/2016	6.387%		800	(154)	(35)	(119)
ArcelorMittal	JPM	1.000%	12/20/2015	6.374%		5,000	(923)	(334)	(589)
ArcelorMittal	JPM	1.000%	03/20/2016	6.387%		4,900	(947)	(192)	(755)
ArcelorMittal	MYC	1.000%	12/20/2015	6.374%		8,300	(1,532)	(631)	(901)
ArcelorMittal	MYC	1.000%	03/20/2016	6.387%		2,300	(444)	(141)	(303)
Australia Government Bond	DUB	1.000%	06/20/2016	0.940%		17,500	55	424	(369)
Australia Government Bond	UAG	1.000%	09/20/2015	0.833%		6,100	42	155	(113)
Australia Government Bond	UAG	1.000%	12/20/2015	0.861%		1,000	6	28	(22)
Banco Santander International	BOA	1.000%	12/20/2011	2.584%		5,000	(16)	(3)	(13)
Banco Santander International	DUB	1.000%	12/20/2011	2.593%	EUR	5,000	(21)	(15)	(6)
Banco Santander International	GST	1.000%	12/20/2011	2.584%	$	10,000	(32)	3	(35)
Banco Santander International	JPM	1.000%	12/20/2011	2.584%		15,000	(47)	6	(53)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	2.189%		25,000	(968)	(502)	(466)
Berkshire Hathaway Finance Corp.	DUB	1.230%	12/20/2013	1.900%		5,000	(70)	0	(70)
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	2.189%		10,000	(387)	(83)	(304)
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2012	1.521%		6,600	(40)	33	(73)
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2015	2.189%		15,000	(581)	(187)	(394)
Berkshire Hathaway Finance Corp.	MYC	1.000%	03/20/2015	2.189%		25,000	(968)	(468)	(500)
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	1.292%		16,200	(175)	(71)	(104)
BHP Billiton Finance USA Ltd.	FBF	1.000%	09/20/2015	1.292%		8,500	(92)	(49)	(43)
BHP Billiton Finance USA Ltd.	FBF	1.000%	12/20/2015	1.318%		1,200	(15)	8	(23)
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	1.292%		800	(9)	(4)	(5)
BHP Billiton Finance USA Ltd.	MYC	1.000%	09/20/2015	1.292%		1,900	(21)	(11)	(10)
BHP Billiton Finance USA Ltd.	RYL	1.000%	09/20/2015	1.292%		3,500	(38)	(8)	(30)
BMW Finance NV	BRC	1.000%	03/20/2016	1.645%	EUR	8,700	(307)	94	(401)
BMW Finance NV	JPM	1.000%	03/20/2016	1.645%		6,100	(216)	73	(289)
BMW Finance NV	JPM	1.000%	03/20/2016	1.633%	$	1,000	(27)	7	(34)
BP Capital Markets America, Inc.	DUB	1.000%	06/20/2015	1.386%		10,000	(135)	57	(192)
BP Capital Markets America, Inc.	FBF	1.000%	06/20/2015	1.386%		25,000	(337)	119	(456)
BP Capital Markets America, Inc.	GST	1.000%	03/20/2016	1.486%		5,000	(101)	22	(123)
BP Capital Markets America, Inc.	GST	1.000%	06/20/2016	1.518%		5,500	(125)	49	(174)
BP Capital Markets America, Inc.	MYC	1.000%	06/20/2015	1.386%		5,000	(67)	31	(98)
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.824%		15,800	(520)	(133)	(387)
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.900%		3,000	5	4	1
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.786%		7,300	(216)	(62)	(154)
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.880%		2,000	4	3	1

See Accompanying Notes	Semiannual Report	September 30, 2011	45

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.880%	$	19,800	$(733)	$(140)	$(593)
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.824%		11,600	(381)	(73)	(308)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.743%		1,150	(30)	(10)	(20)
Brazil Government International Bond	GST	1.000%	12/20/2012	0.880%		2,000	4	3	1
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		2,500	(74)	(25)	(49)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.880%		7,700	(285)	(47)	(238)
Brazil Government International Bond	JPM	1.000%	12/20/2014	1.637%		400	(8)	(4)	(4)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.743%		10,000	(263)	(129)	(134)
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.824%		7,300	(240)	(54)	(186)
Brazil Government International Bond	MYC	1.000%	12/20/2011	0.734%		8,000	8	40	(32)
Brazil Government International Bond	MYC	1.000%	03/20/2016	1.880%		5,600	(207)	(38)	(169)
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.392%		1,100	21	0	21
Canadian Natural Resources Ltd.	BRC	1.000%	09/20/2015	1.426%		1,500	(24)	(7)	(17)
Canadian Natural Resources Ltd.	DUB	5.000%	06/20/2014	1.127%		7,000	739	370	369
Canadian Natural Resources Ltd.	GST	1.000%	12/20/2015	1.472%		6,000	(112)	18	(130)
Canadian Natural Resources Ltd.	HUS	1.000%	09/20/2015	1.426%		2,000	(32)	(7)	(25)
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	1.426%		4,100	(66)	(14)	(52)
Canadian Natural Resources Ltd.	MYC	1.000%	12/20/2015	1.472%		3,600	(68)	12	(80)
Canadian Natural Resources Ltd.	RYL	1.000%	09/20/2015	1.426%		36,800	(586)	(162)	(424)
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.960%		14,300	30	198	(168)
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.960%		5,200	11	71	(60)
China Government International Bond	BOA	0.820%	12/20/2014	1.654%		1,300	(33)	0	(33)
China Government International Bond	BRC	0.770%	12/20/2014	1.654%		5,350	(146)	0	(146)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		11,800	(431)	152	(583)
China Government International Bond	DUB	1.000%	09/20/2015	1.796%		13,000	(386)	117	(503)
China Government International Bond	DUB	1.000%	12/20/2015	1.832%		8,100	(266)	142	(408)
China Government International Bond	FBF	1.000%	12/20/2016	1.987%		700	(33)	(33)	0
China Government International Bond	HUS	1.000%	06/20/2015	1.755%		10,000	(266)	194	(460)
China Government International Bond	JPM	1.000%	06/20/2015	1.755%		3,500	(93)	71	(164)
China Government International Bond	JPM	1.000%	09/20/2015	1.796%		19,500	(581)	194	(775)
China Government International Bond	MYC	1.000%	12/20/2015	1.832%		3,000	(99)	41	(140)
China Government International Bond	RYL	1.000%	06/20/2015	1.755%		10,000	(265)	194	(459)
Citigroup, Inc.	MYC	0.280%	09/20/2012	2.823%		700	(17)	0	(17)
Comcast Corp.	BRC	1.610%	12/20/2013	0.590%		7,000	162	0	162
Comcast Corp.	DUB	1.000%	12/20/2015	1.026%		8,500	(6)	(8)	2
Constellation Energy Group, Inc.	JPM	1.000%	06/20/2016	1.829%		40,000	(1,454)	(38)	(1,416)
Credit Agricole S.A.	BRC	1.000%	03/20/2016	2.519%	EUR	7,000	(565)	(356)	(209)
Daimler Finance North America LLC	GST	1.000%	12/20/2013	1.438%	$	2,800	(26)	27	(53)
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.447%		9,900	(554)	(310)	(244)
Denmark Government International Bond	DUB	0.250%	09/20/2016	1.447%		2,000	(112)	(67)	(45)
Denmark Government International Bond	GST	0.250%	09/20/2016	1.447%		3,400	(190)	(104)	(86)
Denmark Government International Bond	RYL	0.250%	09/20/2016	1.447%		900	(50)	(27)	(23)
Denmark Government International Bond	UAG	0.250%	09/20/2016	1.447%		2,900	(163)	(95)	(68)
Deutsche Telekom International Finance BV	GST	1.000%	06/20/2016	1.400%		23,900	(420)	197	(617)
Dominion Resources, Inc.	CBK	0.670%	06/20/2015	0.534%		100	1	0	1
E.ON International Finance BV	HUS	1.000%	03/20/2016	1.396%		3,000	(50)	32	(82)
Egypt Government International Bond	BRC	1.000%	03/20/2016	4.574%		5,500	(772)	(679)	(93)
Egypt Government International Bond	CBK	1.000%	03/20/2016	4.574%		1,500	(211)	(183)	(28)
Egypt Government International Bond	DUB	1.000%	03/20/2016	4.574%		500	(70)	(60)	(10)
Egypt Government International Bond	JPM	1.000%	03/20/2016	4.574%		5,650	(794)	(708)	(86)
Egypt Government International Bond	MYC	1.000%	03/20/2016	4.574%		2,900	(407)	(369)	(38)
Emirate of Abu Dhabi Government International Bond	BRC	1.000%	09/20/2015	1.079%		5,000	(14)	(25)	11
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	09/20/2015	1.079%		4,100	(11)	(25)	14
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2015	1.111%		4,000	(17)	(26)	9
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.152%		2,000	(12)	(13)	1
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	06/20/2015	1.042%		10,000	(12)	(53)	41
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2015	1.111%		10,000	(42)	(59)	17
Emirate of Abu Dhabi Government International Bond	GST	1.000%	09/20/2015	1.079%		1,200	(4)	(5)	1
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	09/20/2015	1.079%		2,000	(6)	(8)	2
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.152%		1,000	(6)	(8)	2
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	09/20/2015	1.079%		4,600	(12)	(22)	10
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.152%		1,000	(7)	(8)	1
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.188%		1,000	(8)	(8)	0
Forest Oil Corp.	BOA	5.000%	06/20/2015	5.217%		5,000	(27)	104	(131)
Forest Oil Corp.	CBK	5.000%	06/20/2015	5.217%		2,500	(13)	63	(76)
Forest Oil Corp.	FBF	5.000%	06/20/2015	5.217%		1,500	(8)	(6)	(2)

46	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Forest Oil Corp.	GST	5.000%	06/20/2015	5.217%	$	6,500	$(34)	$126	$(160)
France Government Bond	BRC	0.250%	03/20/2016	1.755%		1,800	(114)	(71)	(43)
France Government Bond	CBK	0.250%	03/20/2016	1.755%		4,100	(259)	(165)	(94)
France Government Bond	GST	0.250%	03/20/2016	1.755%		34,100	(2,156)	(1,354)	(802)
France Government Bond	JPM	0.250%	03/20/2016	1.755%		1,000	(63)	(26)	(37)
Freeport-McMoRan Copper & Gold, Inc.	CBK	1.000%	06/20/2012	0.806%		300	1	0	1
Freeport-McMoRan Copper & Gold, Inc.	JPM	1.000%	03/20/2016	2.096%		5,000	(228)	(12)	(216)
Gazprom OAO Via Gazprom International S.A.	HUS	1.000%	09/20/2012	2.639%		10,000	(155)	(62)	(93)
Gazprom OAO Via Gazprom International S.A.	UAG	1.000%	12/20/2012	2.700%		1,500	(31)	(31)	0
General Electric Capital Corp.	BOA	5.000%	06/20/2012	2.044%		3,700	86	70	16
General Electric Capital Corp.	BOA	7.000%	06/20/2013	2.763%		4,800	353	0	353
General Electric Capital Corp.	BOA	5.000%	09/20/2014	2.908%		8,000	482	922	(440)
General Electric Capital Corp.	BOA	1.000%	03/20/2016	3.026%		500	(40)	(6)	(34)
General Electric Capital Corp.	BPS	4.750%	12/20/2013	2.882%		1,500	62	0	62
General Electric Capital Corp.	BPS	3.900%	03/20/2014	2.929%		10,000	242	0	242
General Electric Capital Corp.	BRC	0.630%	12/20/2012	2.549%		600	(14)	0	(14)
General Electric Capital Corp.	BRC	4.450%	12/20/2013	2.882%		4,000	140	0	140
General Electric Capital Corp.	CBK	1.310%	03/20/2013	2.673%		1,000	(19)	0	(19)
General Electric Capital Corp.	CBK	6.950%	03/20/2013	2.673%		2,425	155	0	155
General Electric Capital Corp.	CBK	4.200%	03/20/2014	2.929%		10,000	314	0	314
General Electric Capital Corp.	CBK	5.000%	09/20/2014	2.908%		5,000	301	178	123
General Electric Capital Corp.	DUB	1.070%	12/20/2012	2.549%		4,000	(70)	0	(70)
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.882%		2,000	83	0	83
General Electric Capital Corp.	GST	1.000%	12/20/2011	2.043%		11,500	(22)	3	(25)
General Electric Capital Corp.	GST	5.700%	12/20/2013	2.882%		5,000	311	0	311
General Electric Capital Corp.	GST	5.000%	09/20/2014	2.908%		4,000	241	160	81
General Electric Capital Corp.	JPM	5.000%	09/20/2014	2.908%		4,300	259	275	(16)
General Electric Capital Corp.	MYC	1.000%	12/20/2011	2.043%		10,000	(19)	23	(42)
General Electric Capital Corp.	RYL	1.000%	03/20/2015	2.954%		1,300	(81)	(37)	(44)
Groupe Danone	DUB	1.000%	03/20/2016	0.952%		2,000	5	32	(27)
Groupe Danone	FBF	1.000%	12/20/2015	0.911%	EUR	400	2	8	(6)
Groupe Danone	JPM	1.000%	12/20/2015	0.911%		14,200	75	269	(194)
HCA, Inc.	GST	5.000%	06/20/2016	6.690%	$	2,200	(139)	138	(277)
HCA, Inc.	MYC	5.000%	06/20/2016	6.690%		8,700	(552)	533	(1,085)
Illinois State General Obligation Bonds, Series 2006	DUB	2.770%	03/20/2021	2.739%		3,100	9	0	9
Illinois State General Obligation Bonds, Series 2006	DUB	2.820%	03/20/2021	2.739%		1,200	7	0	7
Illinois State General Obligation Bonds, Series 2006	MYC	2.780%	03/20/2021	2.739%		1,200	4	0	4
Indonesia Government International Bond	MYC	1.000%	09/20/2015	2.721%		5,000	(316)	(120)	(196)
Japan Government International Bond	GST	1.000%	03/20/2015	1.208%		21,900	(146)	467	(613)
Japan Government International Bond	GST	1.000%	09/20/2015	1.282%		2,400	(25)	35	(60)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		700	(8)	16	(24)
Japan Government International Bond	GST	1.000%	03/20/2016	1.354%		18,700	(277)	48	(325)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.312%		300	(3)	7	(10)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		5,600	(83)	(6)	(77)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.312%		3,700	(46)	82	(128)
Japan Government International Bond	MYC	1.000%	03/20/2016	1.354%		800	(12)	(10)	(2)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.312%		2,000	(25)	45	(70)
Japan Government International Bond	RYL	1.000%	03/20/2016	1.354%		900	(13)	(10)	(3)
Lafarge S.A.	CBK	1.000%	06/20/2016	5.562%		5,700	(1,003)	(326)	(677)
Lafarge S.A.	FBF	1.000%	06/20/2016	5.562%		24,300	(4,277)	(1,411)	(2,866)
Lafarge S.A.	MYC	1.000%	06/20/2016	5.562%		25,000	(4,399)	(1,468)	(2,931)
Lincoln National Corp.	BOA	1.000%	03/20/2016	4.330%		3,200	(411)	(106)	(305)
Lincoln National Corp.	DUB	1.000%	03/20/2016	4.330%		5,000	(642)	(169)	(473)
MBIA, Inc.	UAG	5.000%	03/20/2012	27.002%		4,000	(375)	(140)	(235)
MetLife, Inc.	BPS	1.000%	06/20/2015	3.138%		1,600	(117)	(167)	50
MetLife, Inc.	DUB	2.073%	03/20/2013	2.476%		1,000	(5)	0	(5)
MetLife, Inc.	DUB	5.000%	06/20/2014	2.846%		9,000	517	(90)	607
MetLife, Inc.	DUB	5.000%	09/20/2014	2.923%		5,000	300	463	(163)
MetLife, Inc.	DUB	1.000%	03/20/2015	3.068%		10,000	(661)	(490)	(171)
MetLife, Inc.	DUB	5.000%	09/20/2019	3.577%		9,200	830	1,118	(288)
MetLife, Inc.	GST	1.000%	12/20/2014	2.988%		10,000	(595)	(560)	(35)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%		10,000	(792)	(549)	(243)
MetLife, Inc.	JPM	5.000%	06/20/2014	2.846%		6,000	344	(36)	380
MetLife, Inc.	JPM	5.000%	09/20/2014	2.923%		15,000	899	1,353	(454)
MetLife, Inc.	MYC	1.000%	06/20/2016	3.358%		3,000	(295)	(94)	(201)
MetLife, Inc.	UAG	1.000%	03/20/2015	3.068%		850	(56)	(24)	(32)

See Accompanying Notes	Semiannual Report	September 30, 2011	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.786%	$	9,800	$(291)	$(71)	$(220)
Mexico Government International Bond	BRC	1.000%	12/20/2015	1.827%		8,850	(293)	(59)	(234)
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.820%		1,500	3	3	0
Mexico Government International Bond	GST	1.000%	12/20/2012	0.790%		1,500	4	4	0
Mexico Government International Bond	HUS	1.690%	09/20/2014	1.577%		15,800	62	0	62
Mexico Government International Bond	HUS	1.000%	03/20/2016	1.880%		14,900	(552)	(49)	(503)
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.800%		3,500	10	9	1
Mexico Government International Bond	MYC	1.000%	09/20/2015	1.786%		3,600	(107)	(28)	(79)
Mexico Government International Bond	MYC	1.000%	03/20/2016	1.880%		13,200	(488)	(62)	(426)
Mexico Government International Bond	UAG	1.000%	09/20/2015	1.786%		9,800	(291)	(85)	(206)
National Bank of Abu Dhabi PJSC	BRC	1.000%	03/20/2012	0.797%		3,100	4	9	(5)
National Bank of Abu Dhabi PJSC	GST	1.000%	03/20/2012	0.797%		4,400	6	5	1
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.822%		5,100	66	0	66
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.822%		5,000	55	0	55
New Jersey State General Obligation Bonds, Series 2001	MYC	2.000%	03/20/2021	1.822%		1,400	18	0	18
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	1.428%		1,100	33	0	33
Nokia Corp.	MYC	1.000%	09/20/2013	3.043%		8,400	(324)	(98)	(226)
Pacific Gas & Electric Co.	BRC	3.650%	03/20/2014	0.953%		8,000	538	0	538
Pacific Gas & Electric Co.	DUB	1.000%	09/20/2016	1.500%		20,000	(463)	(202)	(261)
Pacific Gas & Electric Co.	FBF	1.000%	09/20/2016	1.500%		5,000	(115)	(50)	(65)
Pacific Gas & Electric Co.	GST	1.000%	09/20/2016	1.500%		2,500	(58)	(25)	(33)
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.477%		17,100	26	94	(68)
Pacific Gas & Electric Co.	RYL	1.000%	09/20/2016	1.500%		2,500	(57)	(26)	(31)
Petrobras International Finance Co.	DUB	1.000%	03/20/2012	1.015%		3,800	1	7	(6)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		25,000	(24)	(292)	268
Petrobras International Finance Co.	HUS	1.000%	12/20/2012	1.206%		11,000	(24)	0	(24)
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	2.016%		5,000	(191)	(143)	(48)
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	1.136%		3,600	(4)	(23)	19
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	2.016%		5,700	(218)	(182)	(36)
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.690%		2,600	34	(12)	46
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.690%		13,500	177	(17)	194
Potash Corp. of Saskatchewan, Inc.	FBF	1.000%	12/20/2015	0.690%		1,500	20	(11)	31
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	2.934%		1,000	(78)	(19)	(59)
Prudential Financial, Inc.	GST	1.000%	03/20/2016	2.934%		25,000	(1,949)	(633)	(1,316)
Prudential Financial, Inc.	JPM	1.000%	12/20/2012	1.925%		13,000	(141)	65	(206)
Prudential Financial, Inc.	UAG	1.000%	12/20/2011	1.769%		3,900	(5)	9	(14)
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.123%		1,000	(5)	(8)	3
Qatar Government International Bond	FBF	1.000%	03/20/2016	1.123%		400	(2)	0	(2)
Qatar Government International Bond	HUS	1.000%	03/20/2016	1.123%		3,500	(17)	(26)	9
Qatar Government International Bond	HUS	1.000%	06/20/2016	1.165%		1,000	(7)	(7)	0
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.123%		4,000	(20)	(8)	(12)
Qatar Government International Bond	RYL	1.000%	03/20/2016	1.123%		500	(2)	0	(2)
Republic of Italy Government Bond	BPS	1.000%	12/20/2015	4.672%		2,900	(383)	(103)	(280)
Republic of Italy Government Bond	GST	1.000%	09/20/2016	4.692%		5,200	(785)	(434)	(351)
Republic of Italy Government Bond	RYL	1.000%	12/20/2015	4.672%		4,700	(620)	(164)	(456)
Rio Tinto Finance USA Ltd.	JPM	1.000%	09/20/2015	1.713%		3,800	(101)	(15)	(86)
Rogers Communications, Inc.	DUB	1.000%	06/20/2016	0.868%		2,000	13	15	(2)
Rogers Communications, Inc.	JPM	1.000%	12/20/2015	0.765%		22,900	230	82	148
Rogers Communications, Inc.	JPM	1.000%	06/20/2016	0.868%		5,800	37	39	(2)
Royal Bank of Scotland Group PLC	BOA	3.000%	06/20/2018	8.398%	EUR	5,500	(1,834)	(114)	(1,720)
Royal Bank of Scotland Group PLC	FBF	3.000%	06/20/2018	8.398%		4,500	(1,500)	(82)	(1,418)
Russia Government International Bond	BRC	1.000%	12/20/2011	1.696%	$	19,900	(24)	88	(112)
Russia Government International Bond	CBK	1.000%	03/20/2016	2.982%		12,700	(1,032)	(137)	(895)
Russia Government International Bond	FBF	1.000%	12/20/2012	1.850%		1,000	(10)	(10)	0
Russia Government International Bond	HUS	1.000%	12/20/2012	2.000%		1,000	(10)	(10)	0
Russia Government International Bond	HUS	1.000%	03/20/2016	2.982%		3,400	(276)	(46)	(230)
Russia Government International Bond	MYC	1.000%	12/20/2012	1.850%		1,000	(10)	(10)	0
Russia Government International Bond	MYC	1.000%	06/20/2016	3.026%		1,000	(87)	(13)	(74)
Russia Government International Bond	RYL	1.000%	03/20/2016	2.982%		10,000	(812)	(103)	(709)
Russia Government International Bond	UAG	1.000%	06/20/2015	2.849%		5,000	(322)	(76)	(246)
RZD Capital Ltd.	MYC	1.000%	03/20/2016	3.813%		600	(68)	(31)	(37)
RZD Capital Ltd.	RYL	1.000%	03/20/2016	3.813%		900	(102)	(47)	(55)
Shell International Finance BV	BOA	1.000%	03/20/2016	0.992%	EUR	3,800	4	103	(99)
Shell International Finance BV	DUB	1.000%	06/20/2016	1.018%	$	1,900	(1)	38	(39)
Shell International Finance BV	GST	1.000%	03/20/2016	0.994%		3,200	2	66	(64)
Shell International Finance BV	HUS	1.000%	06/20/2016	1.018%		2,000	(1)	38	(39)

48	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Shell International Finance BV	JPM	1.000%	03/20/2016	0.994%	$	16,300	$11	$313	$(302)
Shell International Finance BV	MYC	1.000%	06/20/2016	1.018%		16,800	(7)	315	(322)
Shell International Finance BV	SOG	1.000%	03/20/2016	0.992%	EUR	1,600	1	44	(43)
Shell International Finance BV	UAG	1.000%	03/20/2016	0.992%		3,500	3	96	(93)
South Korea Government Bond	BOA	1.000%	12/20/2015	2.017%	$	1,400	(56)	3	(59)
South Korea Government Bond	BRC	0.960%	12/20/2014	1.856%		400	(11)	0	(11)
South Korea Government Bond	BRC	1.000%	09/20/2015	1.984%		3,600	(132)	(22)	(110)
South Korea Government Bond	BRC	1.000%	12/20/2015	2.017%		8,600	(344)	97	(441)
South Korea Government Bond	BRC	1.000%	06/20/2016	2.109%		4,600	(222)	11	(233)
South Korea Government Bond	DUB	1.000%	12/20/2012	1.400%		4,000	(19)	(20)	1
South Korea Government Bond	DUB	1.000%	12/20/2012	1.450%		3,500	(18)	(19)	1
South Korea Government Bond	FBF	1.000%	03/20/2016	2.065%		5,000	(220)	(2)	(218)
South Korea Government Bond	JPM	1.000%	09/20/2015	1.984%		2,400	(88)	(10)	(78)
South Korea Government Bond	JPM	1.000%	12/20/2015	2.017%		12,800	(512)	(10)	(502)
South Korea Government Bond	RYL	1.000%	06/20/2015	1.947%		10,000	(332)	101	(433)
South Korea Government Bond	UAG	1.000%	09/20/2015	1.984%		10,500	(384)	(35)	(349)
South Korea Government Bond	UAG	1.000%	12/20/2015	2.017%		9,000	(360)	78	(438)
Spain Government International Bond	BPS	1.000%	03/20/2016	3.790%		3,400	(367)	(210)	(157)
Spain Government International Bond	CBK	1.000%	06/20/2016	3.799%		6,800	(770)	(463)	(307)
Spain Government International Bond	DUB	1.000%	03/20/2016	3.790%		4,100	(443)	(251)	(192)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		6,700	(724)	(414)	(310)
Spain Government International Bond	HUS	1.000%	03/20/2016	3.790%		5,100	(550)	(310)	(240)
Statoil ASA	BRC	1.000%	06/20/2016	1.014%		8,600	(2)	168	(170)
Statoil ASA	FBF	1.000%	06/20/2016	1.014%		3,000	(1)	58	(59)
Statoil ASA	SOG	1.000%	06/20/2016	1.014%		8,600	(2)	164	(166)
Statoil ASA	UAG	1.000%	06/20/2016	1.014%		5,000	(2)	100	(102)
Teck Resources Ltd.	BRC	1.000%	03/20/2016	2.120%		1,000	(47)	(3)	(44)
Teck Resources Ltd.	CBK	1.000%	12/20/2015	2.003%		2,200	(88)	(31)	(57)
Teck Resources Ltd.	MYC	1.000%	03/20/2021	2.768%		10,000	(1,318)	(521)	(797)
Teck Resources Ltd.	UAG	1.000%	03/20/2016	2.120%		3,000	(140)	(10)	(130)
Telefonica Emisiones S.A.U.	DUB	1.000%	12/20/2015	3.683%		3,000	(299)	(69)	(230)
Tesco PLC	HUS	1.000%	03/20/2016	1.054%		3,900	(7)	50	(57)
Time Warner Cable, Inc.	BRC	1.000%	12/20/2015	1.641%		4,000	(102)	(39)	(63)
Time Warner Cable, Inc.	UAG	1.000%	12/20/2015	1.641%		15,000	(382)	(88)	(294)
TNK-BP Finance S.A.	HUS	1.000%	03/20/2012	2.458%		7,900	(51)	(14)	(37)
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2012	23.113%	JPY	400,000	(717)	(689)	(28)
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	21.757%		126,000	(327)	(283)	(44)
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	23.113%		200,000	(359)	(222)	(137)
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.734%	$	18,000	171	24	147
Toyota Motor Corp.	BRC	1.000%	03/20/2015	0.734%		4,500	43	22	21
Toyota Motor Credit Corp.	CBK	1.000%	06/20/2016	1.711%		2,000	(63)	(5)	(58)
Toyota Motor Credit Corp.	FBF	1.000%	06/20/2016	1.711%		2,700	(84)	(11)	(73)
Toyota Motor Credit Corp.	HUS	1.000%	06/20/2016	1.711%		10,000	(313)	(60)	(253)
Transocean, Inc.	DUB	5.000%	03/20/2012	1.066%		2,800	57	11	46
Transocean, Inc.	FBF	5.000%	03/20/2012	1.066%		1,600	33	5	28
U.S. Treasury Notes	BPS	0.250%	09/20/2012	0.219%	EUR	5,300	3	(46)	49
U.S. Treasury Notes	DUB	0.250%	09/20/2012	0.219%		10,600	6	(88)	94
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.219%		5,000	3	(46)	49
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.219%		5,900	3	(58)	61
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%	$	10,000	69	128	(59)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.850%		8,200	56	158	(102)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		4,500	36	104	(68)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		7,500	74	111	(37)
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.814%		5,000	40	94	(54)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		9,300	53	161	(108)
UPC Holding BV	DUB	5.000%	06/20/2016	8.144%	EUR	11,100	(1,634)	(19)	(1,615)
Vale Overseas Ltd.	MYC	0.700%	12/20/2011	0.812%	$	500	1	0	1
Volkswagen International Finance NV	BOA	1.000%	09/20/2016	1.897%	EUR	3,200	(172)	(34)	(138)
Volkswagen International Finance NV	BRC	1.000%	03/20/2016	1.835%		10,000	(456)	63	(519)
Volkswagen International Finance NV	CBK	1.000%	09/20/2015	1.759%	$	8,400	(238)	(24)	(214)
Xstrata Finance Canada Ltd.	BRC	1.000%	03/20/2016	3.847%	EUR	5,000	(732)	(130)	(602)
Xstrata Finance Canada Ltd.	BRC	1.000%	03/20/2016	3.789%	$	5,000	(546)	(49)	(497)
Xstrata Finance Canada Ltd.	FBF	1.000%	03/20/2016	3.789%		24,500	(2,677)	(234)	(2,443)
Xstrata Finance Canada Ltd.	GST	1.000%	03/20/2016	3.847%	EUR	6,700	(980)	(133)	(847)

							$(76,797)	$(14,453)	$(62,344)

See Accompanying Notes	Semiannual Report	September 30, 2011	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016	$	67,400	$(1,046)	$(759)	$(287)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		80,000	(1,241)	(1,155)	(86)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		86,500	(1,342)	(901)	(441)
CDX.IG-17 5-Year Index	BPS	1.000%	12/20/2016		33,000	(680)	(539)	(141)
CDX.IG-17 5-Year Index	JPM	1.000%	12/20/2016		17,000	(351)	(373)	22
CDX.IG-17 5-Year Index	UAG	1.000%	12/20/2016		85,000	(1,750)	(1,358)	(392)
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	200,500	(10,792)	(5,412)	(5,380)

						$(17,202)	$(10,497)	$(6,705)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BRC	BRL	900	$6	$1	$5
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HUS		64,000	626	260	366
Pay	1-Year BRL-CDI	11.360%	01/02/2012	JPM		73,900	690	273	417
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		332,100	599	(390)	989
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		322,000	985	(468)	1,453
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		1,050,500	8,692	5,131	3,561
Pay	1-Year BRL-CDI	11.630%	01/02/2014	DUB		15,000	127	0	127
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		314,000	2,780	1,876	904
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		337,000	5,610	428	5,182
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		21,000	349	93	256
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		199,000	3,399	311	3,088
Pay	6-Month AUD Bank Bill	4.750%	06/15/2022	JPM	AUD	3,700	(57)	(23)	(34)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	CBK		119,700	383	110	273
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	DUB		90,200	289	1,175	(886)
Receive	6-Month EUR-EURIBOR	2.500%	03/21/2022	DUB	EUR	23,900	338	676	(338)
Receive	6-Month EUR-EURIBOR	2.500%	03/21/2022	FBF		136,900	1,938	3,554	(1,616)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	FBF	JPY	1,020,000	(788)	341	(1,129)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	724,300	(418)	(236)	(182)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	CBK		91,000	(53)	105	(158)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	GLM		800,000	(462)	(598)	136
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		650,000	(375)	(464)	89
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		6,400	(4)	(2)	(2)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	BRC		27,000	(20)	28	(48)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	GLM		5,800	(4)	8	(12)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	HUS		175,000	(132)	158	(290)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	JPM		10,000	(8)	6	(14)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		269,000	(204)	213	(417)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		689,100	2,610	1,406	1,204
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		227,100	860	632	228
Pay	28-Day MXN TIIE	6.750%	08/31/2021	BRC		68,000	(28)	139	(167)
Pay	28-Day MXN TIIE	6.750%	08/31/2021	HUS		228,000	(95)	335	(430)

							$27,633	$15,078	$12,555

50	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(l)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.250%	04/30/2012	$	168,600	$641	$71
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.250%	04/30/2012		72,900	328	30

								$969	$101

(m)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	406	$101	$(216)
Call - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	406	212	(124)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,308	425	(891)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,308	376	(188)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	858	679	(184)
Put - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	577	503	(223)
Call - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	577	247	(266)

				$2,543	$(2,092)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	360,800	$640	$(68)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		227,100	804	(558)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		227,100	804	(814)
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		190,000	397	(323)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		190,000	397	(342)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		164,300	329	(31)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		442,600	608	(284)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		442,600	608	(1,205)
Call - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.625%	06/17/2013		2,582,300	1,840	(1,702)
Put - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.625%	06/17/2013		2,582,300	1,840	(2,070)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.800%	10/11/2011		24,700	117	(653)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		120,000	1,713	(1,604)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		59,700	675	0
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014	EUR	19,800	138	(8)

								$10,910	$(9,662)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	CBK	Sell	1.800%	12/21/2011	$	21,000	$81	$(108)
Put - OTC CDX.IG-16 5-Year Index	JPM	Sell	1.700%	12/21/2011		10,000	43	(60)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011		31,400	145	(439)
Put - OTC CDX.IG-17 5-Year Index	BRC	Sell	1.900%	12/21/2011		20,634	86	(120)

							$355	$(727)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	40,300	$213	$(151)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		29,000	147	(108)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		147,200	1,642	(1,495)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		83,900	911	(873)

						$2,913	$(2,627)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$27,900	$240	$(94)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	21,200	274	(84)

						$514	$(178)

See Accompanying Notes	Semiannual Report	September 30, 2011	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	1,652	$604,500	EUR	220,300	$6,586
Sales	5,179	7,943,334		0	14,753
Closing Buys	(1,391)	(420,100)		(200,500)	(3,361)
Expirations	0	(50,100)		0	(575)
Exercised	0	(31,600)		0	(168)

Balance at 09/30/2011	5,440	$8,046,034	EUR	19,800	$17,235

(n)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.000%	10/01/2041	$188,000	$194,661	$(197,224)

(o)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	67,371	10/2011	BRC	$0	$(290)	$(290)
Sell		15,636	10/2011	DUB	239	0	239
Sell		51,581	10/2011	HUS	615	0	615
Sell		67,371	11/2011	BRC	288	0	288
Sell		30,950	11/2011	CBK	437	0	437
Sell	BRL	11,766	11/2011	BRC	902	0	902
Sell		3,914	11/2011	DUB	340	0	340
Sell		21,136	11/2011	HUS	1,842	0	1,842
Buy	CAD	81,697	10/2011	DUB	0	(4,415)	(4,415)
Sell	CHF	11,834	10/2011	DUB	688	0	688
Buy		11,909	10/2011	GST	0	(509)	(509)
Buy		192,647	11/2011	BOA	1,133	0	1,133
Buy	CNY	8,413	11/2011	BRC	6	0	6
Buy		50,604	11/2011	CBK	101	0	101
Buy		81,534	11/2011	DUB	483	0	483
Buy		139,482	11/2011	GST	817	0	817
Buy		3,370	11/2011	HUS	2	0	2
Buy		23,979	11/2011	JPM	18	0	18
Sell		92,356	11/2011	UAG	0	(166)	(166)
Buy		4,013	02/2012	BRC	0	(1)	(1)
Sell		87,311	02/2012	DUB	0	(188)	(188)
Buy		211,474	06/2012	CBK	0	(500)	(500)
Buy		36,600	06/2012	DUB	0	(36)	(36)
Buy		38,315	06/2012	GST	0	(22)	(22)
Buy		38,000	06/2012	HUS	0	(20)	(20)
Buy		135,381	06/2012	JPM	0	(204)	(204)
Buy		138,000	06/2012	SOG	0	(164)	(164)
Buy		163,248	02/2013	BRC	0	(506)	(506)
Buy		239,988	02/2013	DUB	0	(1,141)	(1,141)
Buy		11,000	08/2013	DUB	0	(46)	(46)
Buy		33,214	08/2013	UAG	0	(95)	(95)
Buy		60,000	04/2014	RYL	0	(468)	(468)
Buy		13,650	04/2016	JPM	0	(172)	(172)
Buy	EUR	5,047	10/2011	BOA	0	(444)	(444)
Sell		266,267	10/2011	BRC	17,367	0	17,367
Buy		2,677	10/2011	CBK	0	(140)	(140)
Buy		470	10/2011	DUB	0	(49)	(49)
Sell		8,406	10/2011	FBL	481	0	481
Buy		9,423	10/2011	JPM	0	(914)	(914)
Sell		24,634	10/2011	JPM	815	0	815
Sell		26,287	10/2011	MSC	1,417	0	1,417
Buy		17,977	10/2011	RBC	0	(1,048)	(1,048)
Buy		2,021	10/2011	RYL	0	(154)	(154)
Sell		3,788	10/2011	RYL	306	0	306
Sell	GBP	15,547	12/2011	BRC	0	(199)	(199)
Sell		52,536	12/2011	CBK	2,269	0	2,269

52	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	GBP	2,582	12/2011	GST	$0	$(103)	$(103)
Buy	INR	1,348,696	07/2012	UAG	0	(2,599)	(2,599)
Sell	JPY	3,974,759	10/2011	BOA	0	(1,442)	(1,442)
Buy		5,062,549	10/2011	BRC	34	(6)	28
Sell		4,988,632	10/2011	BRC	0	(34)	(34)
Buy		436,713	10/2011	CBK	0	(48)	(48)
Sell		3,349,150	10/2011	CBK	0	(1,751)	(1,751)
Buy		4,551,920	10/2011	DUB	0	(493)	(493)
Buy		149,819	10/2011	RBC	0	(11)	(11)
Sell		149,819	10/2011	RBC	11	0	11
Buy		73,917	10/2011	UAG	0	(8)	(8)
Buy	KRW	10,224,731	11/2011	CBK	0	(782)	(782)
Buy		10,000,000	11/2011	GST	0	(780)	(780)
Buy		16,000,000	11/2011	JPM	0	(1,227)	(1,227)
Buy		5,994,520	02/2012	CBK	0	(528)	(528)
Buy		58,623,000	02/2012	UAG	0	(5,973)	(5,973)
Buy	MXN	7,031	11/2011	BRC	0	(95)	(95)
Sell		18,334	11/2011	BRC	213	0	213
Sell		5,176	11/2011	CBK	49	0	49
Sell		929	11/2011	DUB	7	0	7
Buy		1,056,593	11/2011	HUS	0	(12,706)	(12,706)
Sell		8,529	11/2011	HUS	112	0	112
Sell		2,905	11/2011	JPM	31	0	31
Buy	NOK	123,671	10/2011	CBK	0	(1,897)	(1,897)
Buy		123,672	10/2011	JPM	0	(2,008)	(2,008)
Buy	PHP	1,135,013	03/2012	CBK	0	(387)	(387)
Buy		909,000	03/2012	JPM	0	(285)	(285)
Buy	RUB	839,705	03/2012	CBK	0	(3,063)	(3,063)
Sell		859,350	03/2012	HUS	0	(334)	(334)
Buy	SGD	37,246	12/2011	CBK	0	(2,508)	(2,508)
Buy		20,300	12/2011	RYL	0	(1,273)	(1,273)
Buy		52,133	12/2011	UAG	0	(3,389)	(3,389)
Buy	TWD	569	01/2012	BRC	0	(1)	(1)

					$31,023	$(55,622)	$(24,599)

(p)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$237,054	$14,940	$251,994
Corporate Bonds & Notes
Banking & Finance	0	2,167,347	11,042	2,178,389
Industrials	0	1,315,508	152,520	1,468,028
Utilities	0	365,553	966	366,519
Convertible Bonds & Notes
Industrials	0	14,811	0	14,811
Municipal Bonds & Notes
California	0	57,860	0	57,860
Colorado	0	8,783	0	8,783
Florida	0	2,137	0	2,137
Louisiana	0	3,061	0	3,061
New York	0	12,570	0	12,570
Ohio	0	2,813	0	2,813
Texas	0	42,910	0	42,910
Washington	0	2,257	0	2,257
U.S. Government Agencies	0	196,864	0	196,864
U.S. Treasury Obligations	0	1,129,340	0	1,129,340
Mortgage-Backed Securities	0	49,134	0	49,134

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Asset-Backed Securities	$0	$18,767	$20,965	$39,732
Sovereign Issues	0	54,068	0	54,068
Convertible Preferred Securities
Banking & Finance	19,901	0	0	19,901
Utilities	2,891	0	0	2,891
Preferred Securities
Banking & Finance	1,730	15,044	0	16,774
Short-Term Instruments
Certificates of Deposit	0	91,617	0	91,617
Repurchase Agreements	0	14,340	0	14,340
Short-Term Notes	0	7,976	0	7,976
U.S. Treasury Bills	0	51,155	0	51,155
PIMCO Short-Term Floating NAV Portfolio	461,097	0	0	461,097
Purchased Options
Interest Rate Contracts	0	101	0	101
	$485,619	$5,861,070	$200,433	$6,547,122

Short Sales, at value	$0	$(197,224)	$0	$(197,224)

See Accompanying Notes	Semiannual Report	September 30, 2011	53

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$8	$17,281	$0	$17,289
Foreign Exchange Contracts	0	31,023	0	31,023
Interest Rate Contracts	3,697	18,278	0	21,975
	$3,705	$66,582	$0	$70,287

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(76,868)	$0	$(76,868)
Foreign Exchange Contracts	0	(55,622)	0	(55,622)
Interest Rate Contracts	0	(17,477)	(2,805)	(20,282)
	$0	$(149,967)	$(2,805)	$(152,772)

Totals	$489,324	$5,580,461	$197,628	$6,267,413

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$4,167	$10,823	$0	$2	$0	$(52)	$0	$0	$14,940	$(52)
Corporate Bonds & Notes
Banking & Finance	8,099	2,927	(6)	(6)	0	28	0	0	11,042	26
Industrials	177,367	24,856	(40,041)	(315)	81	(9,428)	0	0	152,520	(7,926)
Utilities	1,111	0	(93)	(8)	0	(44)	0	0	966	(39)
Asset-Backed Securities	22,092	0	(132)	73	3	(207)	0	(864)	20,965	(210)

	$212,836	$38,606	$(40,272)	$(254)	$84	$(9,703)	$0	$(864)	$200,433	$(8,201)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$18	$0	$0	$0	$0	$(147)	$0	$129	$0	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(4,949)	$0	$0	$0	$0	$2,144	$0	$0	$(2,805)	$2,144

Totals	$207,905	$38,606	$(40,272)	$(254)	$84	$(7,706)	$0	$(735)	$197,628	$(6,057)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$101	$101
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	1,355	1,355
Unrealized appreciation on foreign currency contracts	0	0	0	31,023	0	31,023
Unrealized appreciation on OTC swap agreements	0	17,289	0	0	18,278	35,567

	$0	$17,289	$0	$31,023	$19,734	$68,046

Liabilities:
Written options outstanding	$0	$727	$0	$0	$14,559	$15,286
Variation margin payable on financial derivative instruments (2)	0	0	0	0	25	25
Unrealized depreciation on foreign currency contracts	0	0	0	55,622	0	55,622
Unrealized depreciation on OTC swap agreements	0	76,141	0	0	5,723	81,864

	$0	$76,868	$0	$55,622	$20,307	$152,797

54	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$21,799	$0	$575	$61,947	$84,321
Net realized gain on foreign currency transactions	0	0	0	20,623	0	20,623

	$0	$21,799	$0	$21,198	$61,947	$104,944

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(867)	$(867)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(96,723)	0	0	11,665	(85,058)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(23,241)	0	(23,241)

	$0	$(96,723)	$0	$(23,241)	$10,798	$(109,166)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $3,697 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$(4,405)	$4,611	$206
BPS	(13,270)	11,928	(1,342)
BRC	18,072	(14,200)	3,872
CBK	(13,424)	13,289	(135)
DUB	(9,600)	5,937	(3,663)
FBF	(13,209)	14,795	1,586
FBL	481	(310)	171
GLM	(614)	250	(364)
GST	(10,098)	9,110	(988)
HUS	2,115	(3,400)	(1,285)
JPM	(10,866)	10,116	750
MSC	1,417	(1,695)	(278)
MYC	(11,253)	9,199	(2,054)
RBC	(1,048)	910	(138)
RYL	(9,949)	4,051	(5,898)
SOG	(162)	0	(162)
UAG	(19,533)	17,468	(2,065)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	55

Schedule of Investments PIMCO Low Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.0%
AGFS Funding Co.
5.500% due 05/10/2017	$43,000	$37,786
Charter Communications, Inc.
3.620% due 09/06/2016	8,400	8,148
Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012	6,400	6,389
Fidelity National Information Services, Inc.
5.250% due 07/18/2016	19,850	19,875
HCA, Inc.
1.619% due 11/17/2012	2,182	2,163
2.619% due 11/17/2013	71,900	69,905
2.869% due 05/02/2016	25,675	23,990
3.619% due 03/31/2017	7,300	6,895
Novelis, Inc.
3.750% due 03/10/2017	22,487	22,037
SunGard Data Systems, Inc.
1.976% due 02/28/2014	55	54
1.982% due 02/28/2014	8	8
United Airlines, Inc.
3.000% due 02/01/2012	7,000	6,799
Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011	4,000	3,937
Vodafone Group PLC
6.250% due 07/24/2016	13,100	13,166
West Corp.
2.628% due 10/24/2013	5	4
2.702% due 10/24/2013	3	3
2.744% due 10/24/2013	5	5

Total Bank Loan Obligations (Cost $228,950)		221,164

CORPORATE BONDS & NOTES 29.1%

BANKING & FINANCE 21.1%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	18,900	20,040
Ally Financial, Inc.
2.526% due 12/01/2014	6,161	5,566
3.478% due 02/11/2014	65,064	59,835
3.751% due 06/20/2014	55,400	50,605
4.500% due 02/11/2014	14,100	12,937
5.900% due 10/15/2019	18	15
6.000% due 05/23/2012	7,717	7,736
6.000% due 02/15/2019	591	500
6.000% due 03/15/2019	2,865	2,424
6.050% due 08/15/2019	21	18
6.050% due 10/15/2019	951	808
6.100% due 09/15/2019	490	409
6.150% due 03/15/2016	531	475
6.250% due 12/15/2018	933	810
6.300% due 03/15/2016	185	166
6.400% due 12/15/2018	208	182
6.500% due 09/15/2016	210	189
6.500% due 10/15/2016	40	36
6.500% due 06/15/2018	1,215	1,082
6.500% due 11/15/2018	1,010	889
6.500% due 12/15/2018	843	742
6.600% due 05/15/2018	821	737
6.600% due 06/15/2019	38	33
6.650% due 04/15/2016	195	178
6.650% due 06/15/2018	97	87
6.650% due 10/15/2018	809	721
6.700% due 08/15/2016	100	91
6.700% due 06/15/2018	1,592	1,435
6.700% due 11/15/2018	562	501
6.750% due 12/01/2014	4,178	4,044

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 08/15/2016		$2,172	$1,975
6.750% due 09/15/2016		10	9
6.750% due 11/15/2016		25	23
6.750% due 03/15/2018		100	89
6.750% due 07/15/2018		500	452
6.750% due 09/15/2018		147	131
6.750% due 10/15/2018		50	45
6.750% due 11/15/2018		175	156
6.750% due 06/15/2019		75	66
6.800% due 09/15/2016		71	65
6.800% due 09/15/2018		824	738
6.800% due 10/15/2018		321	288
6.850% due 04/15/2016		389	357
6.875% due 08/15/2016		35	32
6.875% due 07/15/2018		835	759
6.900% due 07/15/2018		256	233
6.900% due 08/15/2018		156	137
7.000% due 07/15/2016		10	9
7.000% due 02/15/2018		506	458
7.000% due 03/15/2018		288	261
7.000% due 05/15/2018		1,141	1,048
7.000% due 08/15/2018		160	141
7.000% due 09/15/2018		956	865
7.050% due 03/15/2018		345	313
7.050% due 04/15/2018		374	345
7.150% due 09/15/2018		319	291
7.250% due 06/15/2016		178	166
7.250% due 01/15/2018		608	557
7.250% due 04/15/2018		100	93
7.250% due 08/15/2018		1,856	1,694
7.250% due 01/15/2025		3,495	3,059
7.300% due 01/15/2018		6,579	6,037
7.500% due 12/31/2013		35,630	36,254
7.500% due 06/15/2016		117	110
7.500% due 12/15/2017		590	547
8.300% due 02/12/2015		18,900	18,735
American Express Bank FSB
0.369% due 05/29/2012		75	75
0.375% due 06/12/2012		617	615
5.500% due 04/16/2013		31,600	33,375
5.550% due 10/17/2012		8,500	8,865
American Express Co.
6.150% due 08/28/2017		1,800	2,062
American Express Credit Corp.
0.355% due 02/24/2012		2,800	2,796
5.875% due 05/02/2013		7,100	7,533
7.300% due 08/20/2013		13,000	14,238
American International Group, Inc.
0.305% due 04/03/2012	JPY	1,050,000	13,505
0.360% due 10/18/2011		$7,400	7,400
0.451% due 03/20/2012		5,000	4,977
4.250% due 05/15/2013		40,870	40,816
4.900% due 06/02/2014	CAD	3,100	2,912
5.050% due 10/01/2015		$25,400	24,894
5.375% due 10/18/2011		35,000	35,000
5.450% due 05/18/2017		32,100	30,833
5.600% due 10/18/2016		1,900	1,883
8.000% due 05/22/2068	EUR	6,600	6,941
ANZ National International Ltd.
3.125% due 08/10/2015		$16,900	17,002
6.200% due 07/19/2013		60,800	64,960
ASIF Global Financing XIX
4.900% due 01/17/2013		28,800	29,183
AvalonBay Communities, Inc.
6.125% due 11/01/2012		37	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	8,800	$11,885
5.500% due 06/14/2012		$25,000	25,751
Banco Bradesco S.A.
2.390% due 05/16/2014		90,600	88,067
Banco do Brasil S.A.
4.500% due 01/22/2015		7,300	7,528
Banco Santander Chile
2.875% due 11/13/2012		65,700	65,776
3.750% due 09/22/2015		45,200	45,256
Bank of America Corp.
0.509% due 10/14/2016		37,400	29,214
1.001% due 06/11/2012	GBP	5,000	7,577
1.673% due 01/30/2014		$5,000	4,532
4.875% due 09/15/2012		2,350	2,352
6.500% due 08/01/2016		5,000	4,973
7.375% due 05/15/2014		27,000	27,865
Bank of Nova Scotia
1.450% due 07/26/2013		44,000	44,462
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015		31,800	33,848
Barclays Bank PLC
0.531% due 03/23/2017		26,500	23,878
1.753% due 01/28/2015		13,000	12,082
5.450% due 09/12/2012		51,700	53,006
BBVA Bancomer S.A.
4.500% due 03/10/2016		10,050	9,447
7.250% due 04/22/2020		3,300	3,226
Bear Stearns Cos. LLC
0.444% due 02/01/2012		31,200	31,194
2.625% due 12/07/2011	CHF	35,000	38,742
6.400% due 10/02/2017		$4,000	4,551
7.250% due 02/01/2018		500	591
BNP Paribas S.A.
0.427% due 04/27/2017		63,300	58,293
0.646% due 04/08/2013		10,500	10,079
1.146% due 01/10/2014		25,700	23,986
5.186% due 06/29/2049		6,900	4,830
BPCE S.A.
2.019% due 02/07/2014		1,000	947
2.375% due 10/04/2013		10,500	10,223
Caterpillar Financial Services Corp.
4.850% due 12/07/2012		100	104
CIT Group, Inc.
7.000% due 05/01/2014		7,482	7,641
7.000% due 05/01/2015		1,516	1,507
7.000% due 05/01/2016		2,880	2,797
7.000% due 05/01/2017		3,538	3,437
Citigroup, Inc.
0.607% due 06/09/2016		3,100	2,584
1.136% due 02/15/2013		13,500	13,315
1.696% due 01/13/2014		34,800	33,893
2.286% due 08/13/2013		4,300	4,256
4.750% due 02/10/2019	EUR	100	108
5.250% due 02/27/2012		$250	254
5.300% due 10/17/2012		14,457	14,819
5.500% due 08/27/2012		1,600	1,642
5.500% due 04/11/2013		65,960	67,918
5.625% due 08/27/2012		14,600	14,870
5.850% due 07/02/2013		4,100	4,250
6.000% due 02/21/2012		12,004	12,192
6.000% due 12/13/2013		580	610
6.010% due 01/15/2015		4,900	5,214
6.125% due 11/21/2017		300	321
6.375% due 08/12/2014		190	201
6.500% due 08/19/2013		11,700	12,319

56	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Columbus International, Inc.
11.500% due 11/20/2014		$5,000	$4,950
Credit Agricole S.A.
1.702% due 01/21/2014		25,000	23,536
7.589% due 01/29/2049	GBP	800	749
Credit Suisse
5.000% due 05/15/2013		$9,745	10,077
Credit Suisse AG
0.976% due 05/29/2049		270	177
DanFin Funding Ltd.
0.950% due 07/16/2013		145,300	145,322
Danske Bank A/S
2.500% due 05/10/2012		3,000	3,036
Dexia Credit Local
0.731% due 03/05/2013		160,700	160,346
2.000% due 03/05/2013		26,050	25,813
Dexia Credit Local S.A.
0.733% due 04/29/2014		62,500	58,905
First Horizon National Corp.
5.375% due 12/15/2015		19,700	19,969
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		40,605	40,831
5.625% due 09/15/2015		13,000	13,116
5.875% due 08/02/2021		4,100	4,091
7.000% due 10/01/2013		9,900	10,422
7.000% due 04/15/2015		17,800	18,734
7.250% due 10/25/2011		20,900	20,926
7.800% due 06/01/2012		1,926	1,974
8.000% due 06/01/2014		800	849
8.000% due 12/15/2016		600	657
8.700% due 10/01/2014		7,000	7,582
12.000% due 05/15/2015		6,040	7,293
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	19,000	25,713
Fresenius Finance BV
5.500% due 01/31/2016		2,300	3,185
GATX Financial Corp.
5.800% due 03/01/2016		$1,200	1,287
General Electric Capital Corp.
0.481% due 06/20/2014		10,000	9,781
1.096% due 01/07/2014		11,100	10,965
1.161% due 12/20/2017		7,900	7,468
Goldman Sachs Group, Inc.
0.805% due 03/22/2016		18,000	15,453
1.269% due 02/07/2014		8,000	7,671
5.350% due 01/15/2016		6,000	6,218
5.375% due 03/15/2020		3,600	3,586
HCP, Inc.
5.650% due 12/15/2013		725	762
Hospitality Properties Trust
6.300% due 06/15/2016		7,500	7,786
6.850% due 07/15/2012		3,332	3,359
HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,194
HSBC Capital Funding LP
4.610% due 12/29/2049		3,900	3,457
HSBC Finance Capital Trust IX
5.911% due 11/30/2035		1,100	918
HSBC Finance Corp.
1.804% due 04/05/2013	EUR	28,100	36,634
7.000% due 05/15/2012		$5,850	6,024
Industrial Bank of Korea
3.750% due 09/29/2016		20,200	19,970
ING Bank NV
1.169% due 03/30/2012		14,900	14,884
1.397% due 03/15/2013		17,800	17,686

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.737% due 06/09/2014		$18,900	$18,593
3.900% due 03/19/2014		22,400	24,008
International Lease Finance Corp.
0.596% due 07/13/2012		7,625	7,260
4.750% due 01/13/2012		2,600	2,587
5.000% due 09/15/2012		15,421	15,151
5.300% due 05/01/2012		215	213
5.400% due 02/15/2012		9,525	9,477
5.625% due 09/20/2013		7,330	7,064
5.875% due 05/01/2013		2,000	1,940
6.375% due 03/25/2013		8,000	7,820
6.500% due 09/01/2014		163,200	164,016
8.625% due 09/15/2015		2,000	1,992
Intesa Sanpaolo SpA
2.708% due 02/24/2014		30,100	27,124
John Deere Capital Corp.
0.399% due 07/15/2013		1,200	1,197
JPMorgan Chase & Co.
1.119% due 09/30/2013		1,000	999
1.786% due 09/26/2013	EUR	2,600	3,412
3.150% due 07/05/2016		$86,390	85,979
4.650% due 06/01/2014		15,200	16,108
JPMorgan Chase Capital XXI
1.206% due 02/02/2037		10,000	7,189
KeyBank N.A.
1.660% due 11/21/2011	EUR	1,600	2,148
Kreditanstalt fuer Wiederaufbau
1.875% due 01/14/2013		$460	468
2.000% due 09/07/2016	EUR	16,000	21,709
3.875% due 01/21/2019		36,000	53,441
4.375% due 07/04/2018		32,200	48,985
LBG Capital No.1 PLC
8.000% due 12/29/2049		$1,400	945
8.500% due 12/29/2049		700	480
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	2,900	3,910
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$5,300	1,298
Lloyds TSB Bank PLC
2.800% due 04/02/2012		122,000	123,384
Macquarie Bank Ltd.
1.891% due 12/06/2016	EUR	8,200	10,747
2.600% due 01/20/2012		$21,200	21,332
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		2,184	2,436
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		4,600	4,423
1.052% due 02/21/2012	GBP	12,000	18,476
1.107% due 09/15/2026		$47,300	31,973
5.450% due 02/05/2013		27,000	26,768
5.450% due 07/15/2014		29,500	28,898
5.571% due 10/04/2012		40,100	41,125
6.050% due 08/15/2012		42,180	42,576
6.400% due 08/28/2017		5,000	4,857
8.950% due 05/18/2017		180	199
Metropolitan Life Global Funding I
2.875% due 09/17/2012		200	203
5.125% due 04/10/2013		21,000	22,052
Monumental Global Funding Ltd.
5.500% due 04/22/2013		100	106
Morgan Stanley
0.546% due 01/09/2014		150	136
0.729% due 10/15/2015		8,000	6,762
1.233% due 04/29/2013		10,000	9,454
1.870% due 03/01/2013	EUR	26,400	33,470

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.001% due 04/13/2016	EUR	500	$552
2.009% due 05/02/2014		10,000	11,971
2.026% due 01/16/2017		2,800	2,995
2.786% due 05/14/2013		$27,800	26,894
4.750% due 04/01/2014		50	48
5.750% due 02/14/2017	GBP	2,600	3,852
6.000% due 05/13/2014		$100	101
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	1,000	1,435
MUFG Capital Finance Ltd.
6.346% due 07/29/2049		$12,400	12,545
National Australia Bank Ltd.
5.350% due 06/12/2013		17,200	18,188
National City Bank
0.703% due 06/07/2017		250	229
National City Preferred Capital Trust I
12.000% due 12/29/2049 (h)		21,100	21,903
Nationwide Building Society
2.500% due 08/17/2012		15,700	15,957
4.650% due 02/25/2015		2,600	2,628
Nationwide Life Global Funding I
5.450% due 10/02/2012		700	723
Nomura Holdings, Inc.
5.000% due 03/04/2015		17,000	17,837
Pacific Life Global Funding
2.750% due 05/15/2012	CHF	9,000	10,305
5.150% due 04/15/2013		$98,678	103,144
PNC Preferred Funding Trust I
6.517% due 03/29/2049		16,200	12,643
PNC Preferred Funding Trust III
8.700% due 03/29/2049		8,000	8,261
Preferred Term Securities XIII Ltd.
0.900% due 03/24/2034		1,568	957
Pricoa Global Funding I
0.353% due 01/30/2012		19,200	19,169
0.560% due 09/27/2013		15,470	15,305
Principal Life Income Funding Trusts
5.300% due 04/24/2013		3,200	3,394
Qatari Diar Finance QSC
3.500% due 07/21/2015		64,900	67,172
Regions Financial Corp.
0.528% due 06/26/2012		17,400	17,071
7.750% due 11/10/2014		10,300	10,377
Royal Bank of Scotland Group PLC
0.946% due 04/11/2016		7,150	5,110
1.105% due 09/29/2015		35,000	25,844
2.465% due 01/28/2016	EUR	2,000	2,016
2.625% due 05/11/2012		$100,175	101,463
4.875% due 08/25/2014		9,000	9,071
7.640% due 03/29/2049 (a)		66,675	32,337
SBAB Bank AB
3.125% due 03/23/2012		9,000	9,110
SLM Corp.
0.483% due 10/25/2011		6,000	5,972
0.553% due 01/27/2014		300	276
1.858% due 06/17/2013	EUR	8,000	10,203
3.125% due 09/17/2012		700	925
5.000% due 10/01/2013		$445	436
5.000% due 04/15/2015		15,735	14,692
5.050% due 11/14/2014		12,200	11,786
5.125% due 08/27/2012		27,045	27,040
5.359% due 06/15/2015		208	194
5.375% due 01/15/2013		15,425	15,432
5.375% due 05/15/2014		19,000	18,717
5.759% due 06/15/2013		2,000	1,983

See Accompanying Notes	Semiannual Report	September 30, 2011	57

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.071% due 11/01/2013		$2,946	$2,870
8.450% due 06/15/2018		6,800	7,089
Societe Generale S.A.
0.461% due 10/20/2016		20,000	20,188
5.922% due 04/29/2049		2,800	1,644
Sparebanken 1 Boligkreditt A/S
1.250% due 10/25/2013		48,300	48,542
Springleaf Finance Corp.
0.597% due 12/15/2011		3,900	3,849
3.250% due 01/16/2013	EUR	6,000	7,162
4.125% due 11/29/2013		20,500	24,243
4.875% due 07/15/2012		$200	188
5.375% due 10/01/2012		15,484	14,284
5.850% due 06/01/2013		2,515	2,163
5.900% due 09/15/2012		335	309
6.900% due 12/15/2017		1,125	816
Standard Chartered PLC
1.231% due 05/12/2014		8,600	8,525
State Street Capital Trust III
5.337% due 01/29/2049		10,996	11,003
SunTrust Bank
1.645% due 12/20/2011	EUR	19,500	26,188
Svenska Handelsbanken AB
1.343% due 09/14/2012		$34,000	34,244
4.875% due 06/10/2014		175	185
Swedbank AB
3.625% due 12/02/2011	EUR	400	538
Teco Finance, Inc.
6.750% due 05/01/2015		$6,000	6,788
UBS AG
1.253% due 01/28/2014		6,200	6,127
1.403% due 02/23/2012		50,400	50,539
2.250% due 08/12/2013		2,800	2,751
5.875% due 12/20/2017		3,400	3,506
USB Capital IX
3.500% due 10/29/2049		5,700	4,026
Wachovia Bank N.A.
0.677% due 03/15/2016		1,750	1,565
Wachovia Corp.
0.379% due 10/15/2011		5,200	5,200
0.476% due 03/01/2012		15,200	15,222
0.617% due 06/15/2017		1,100	994
0.619% due 10/15/2016		4,800	4,414
2.024% due 05/01/2013		10,000	10,159
5.500% due 05/01/2013		33,425	35,536
5.750% due 06/15/2017		250	282
Waha Aerospace BV
3.925% due 07/28/2020		72,450	74,624
WCI Finance LLC
5.400% due 10/01/2012		3,500	3,609
WEA Finance LLC
7.500% due 06/02/2014		40	45
Wells Fargo Bank N.A.
4.750% due 02/09/2015		1,400	1,461
Wells Fargo Capital XV
9.750% due 09/29/2049		2,900	2,899
Westpac Banking Corp.
0.730% due 07/16/2014		3,000	3,038
2.250% due 11/19/2012		107,300	108,765

			4,490,235

INDUSTRIALS 5.5%
Altria Group, Inc.
8.500% due 11/10/2013		22,055	25,169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Airlines, Inc.
10.500% due 10/15/2012		$9,500	$9,631
Arch Western Finance LLC
6.750% due 07/01/2013		10,000	10,025
AstraZeneca PLC
5.400% due 09/15/2012		25	26
AutoZone, Inc.
5.750% due 01/15/2015		12,900	14,208
Barry Callebaut Services NV
6.000% due 07/13/2017	EUR	1,250	1,733
Black & Decker Corp.
8.950% due 04/15/2014		$3,600	4,226
Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		3,693	3,950
Canadian Natural Resources Ltd.
5.450% due 10/01/2012		2,000	2,084
Cardinal Health, Inc.
6.000% due 06/15/2017		24,400	28,262
Caterpillar, Inc.
0.468% due 05/21/2013		7,800	7,810
CC Holdings GS V LLC
7.750% due 05/01/2017		650	696
Chesapeake Energy Corp.
7.625% due 07/15/2013		7,550	7,946
9.500% due 02/15/2015		18,000	20,385
Colorado Interstate Gas Co. LLC
5.950% due 03/15/2015		4,260	4,677
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		7,752	8,521
Comcast Corp.
5.850% due 11/15/2015		2,100	2,386
Comcast Holdings Corp.
10.625% due 07/15/2012		2,420	2,588
Computer Sciences Corp.
5.500% due 03/15/2013		3,000	3,143
Continental Airlines, Inc.
6.750% due 09/15/2015		3,250	3,136
Con-way, Inc.
7.250% due 01/15/2018		3,000	3,369
Cox Communications, Inc.
4.625% due 06/01/2013		5,000	5,260
5.450% due 12/15/2014		2,600	2,882
7.125% due 10/01/2012		19,537	20,700
CSX Corp.
7.900% due 05/01/2017		17,000	21,296
Daimler Finance North America LLC
1.543% due 09/13/2013		14,900	14,910
6.500% due 11/15/2013		23,900	26,256
7.300% due 01/15/2012		39,253	39,936
Delta Air Lines, Inc.
9.500% due 09/15/2014		2,300	2,381
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019		1,000	930
Deutsche Telekom International Finance BV
5.250% due 07/22/2013		4,000	4,227
DISH DBS Corp.
6.375% due 10/01/2011		500	501
6.625% due 10/01/2014		1,600	1,626
7.000% due 10/01/2013		3,000	3,128
7.125% due 02/01/2016		6,775	6,894
7.750% due 05/31/2015		1,600	1,648
Dow Chemical Co.
4.850% due 08/15/2012		66,130	68,102
6.000% due 10/01/2012		23,025	24,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Energy Transfer Partners LP
6.000% due 07/01/2013		$1,090	$1,153
Enterprise Products Operating LLC
4.600% due 08/01/2012		12,600	12,932
5.650% due 04/01/2013		1,000	1,058
EOG Resources, Inc.
1.007% due 02/03/2014		93,900	94,733
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		25,100	26,580
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		3,340	3,586
Fresenius U.S. Finance II, Inc.
8.750% due 07/15/2015	EUR	500	772
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013		$44,200	46,517
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		500	529
General Mills, Inc.
6.000% due 02/15/2012		800	815
Gerdau Holdings, Inc.
7.000% due 01/20/2020		2,000	2,070
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,110
HCA, Inc.
6.500% due 02/15/2020		9,000	8,820
8.500% due 04/15/2019		4,825	5,139
9.875% due 02/15/2017		8,369	9,080
Hewlett-Packard Co.
0.719% due 05/30/2014		4,600	4,473
HJ Heinz Co.
15.590% due 12/01/2020		700	754
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013		29,500	31,373
Intuit, Inc.
5.750% due 03/15/2017		17,000	19,143
JC Penney Corp., Inc.
7.950% due 04/01/2017		1,075	1,150
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012		600	625
7.125% due 03/15/2012		5,522	5,664
Kraft Foods, Inc.
2.625% due 05/08/2013		20,800	21,242
5.250% due 10/01/2013		3,575	3,817
5.625% due 11/01/2011		4,875	4,891
6.000% due 02/11/2013		18,492	19,596
6.250% due 06/01/2012		11,925	12,349
Lennar Corp.
5.500% due 09/01/2014		8,800	8,316
Loews Corp.
5.250% due 03/15/2016		7,000	7,624
Masco Corp.
5.850% due 03/15/2017		3,000	2,851
MGM Resorts International
10.375% due 05/15/2014		6,200	6,797
13.000% due 11/15/2013		2,000	2,290
Motorola Solutions, Inc.
8.000% due 11/01/2011		50	50
Noble Group Ltd.
6.750% due 01/29/2020		10,000	8,850
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		3,860	3,725
Olin Corp.
6.750% due 06/15/2016		15,000	16,200

58	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oracle Corp.
4.950% due 04/15/2013		$1,000	$1,065
PACCAR, Inc.
6.375% due 02/15/2012		42,800	43,631
6.875% due 02/15/2014		19,900	22,620
Pearson Dollar Finance PLC
5.500% due 05/06/2013		4,200	4,471
Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	500	826
Petroleos Mexicanos
5.500% due 01/09/2017	EUR	500	687
Reynolds American, Inc.
7.250% due 06/01/2012		$5,500	5,718
Rockies Express Pipeline LLC
6.250% due 07/15/2013		3,500	3,727
SABIC Capital I BV
3.000% due 11/02/2015		2,300	2,329
Shell International Finance BV
3.100% due 06/28/2015		80,800	85,902
Southern Co.
5.300% due 01/15/2012		5,000	5,060
Southwest Airlines Co.
6.500% due 03/01/2012		1,400	1,429
Steel Dynamics, Inc.
7.375% due 11/01/2012		3,700	3,792
Telefonica Emisiones S.A.U.
0.594% due 02/04/2013		5,095	4,902
Time Warner Cable, Inc.
5.400% due 07/02/2012		3,513	3,627
6.200% due 07/01/2013		14,550	15,726
Time Warner, Inc.
3.150% due 07/15/2015		32,400	33,559
6.875% due 05/01/2012		4,000	4,131
Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012		2,855	3,021
Tyco Electronics Group S.A.
6.000% due 10/01/2012		10,972	11,500
UAL Pass-Through Trust
10.400% due 05/01/2018		1,546	1,669
Union Pacific Corp.
5.450% due 01/31/2013		948	1,005
UnitedHealth Group, Inc.
4.875% due 03/15/2015		120	133
Universal Health Services, Inc.
7.125% due 06/30/2016		2,800	2,947
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020		1,000	960
UST LLC
6.625% due 07/15/2012		2,000	2,083
Veolia Environnement S.A.
5.250% due 06/03/2013		32,931	34,657
Vivendi S.A.
5.750% due 04/04/2013		4,700	4,961
Volkswagen International Finance NV
0.824% due 10/01/2012		18,800	18,840
0.984% due 04/01/2014		2,900	2,910
Wal-Mart Stores, Inc.
4.250% due 04/15/2013		25,100	26,522
WM Wrigley Jr. Co.
2.450% due 06/28/2012		5,005	5,067
Wynn Las Vegas LLC
7.875% due 11/01/2017 (h)		1,400	1,474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Xerox Corp.
5.500% due 05/15/2012	$8,700	$8,943

		1,176,298

UTILITIES 2.5%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020	2,100	2,100
AES Corp.
7.750% due 03/01/2014	10,000	10,250
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	1,700	1,712
7.700% due 08/07/2013	88,500	93,940
Appalachian Power Co.
5.650% due 08/15/2012	1,400	1,453
AT&T Corp.
7.300% due 11/15/2011	47,000	47,337
AT&T, Inc.
4.850% due 02/15/2014	11,534	12,411
5.875% due 02/01/2012	10,000	10,162
6.700% due 11/15/2013	5,000	5,558
BellSouth Corp.
6.000% due 10/15/2011	45	45
BP Capital Markets PLC
2.375% due 12/14/2011	1,200	1,204
2.750% due 02/27/2012	10,907	11,005
3.125% due 03/10/2012	3,000	3,028
Carolina Power & Light Co.
6.500% due 07/15/2012	3,235	3,378
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	2,700	3,051
CenturyLink, Inc.
6.000% due 04/01/2017	10,200	10,010
CMS Energy Corp.
1.199% due 01/15/2013	3,100	3,053
Commonwealth Edison Co.
6.150% due 03/15/2012	5,028	5,145
Dominion Resources, Inc.
5.000% due 03/15/2013	12,610	13,336
6.250% due 06/30/2012	5,450	5,656
Duke Energy Carolinas LLC
6.250% due 01/15/2012	1,000	1,015
Duke Energy Corp.
3.950% due 09/15/2014	2,100	2,233
5.650% due 06/15/2013	1,000	1,068
Embarq Corp.
7.082% due 06/01/2016	8,300	8,605
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	10,600	11,827
Kinder Morgan Kansas, Inc.
5.150% due 03/01/2015	775	787
6.500% due 09/01/2012	9,750	10,067
Majapahit Holding BV
8.000% due 08/07/2019	5,000	5,650
NGPL PipeCo LLC
6.514% due 12/15/2012	38,500	40,086
NRG Energy, Inc.
8.250% due 09/01/2020	6,700	6,365
Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013	2,000	2,156
PSEG Power LLC
5.000% due 04/01/2014	2,000	2,144
5.320% due 09/15/2016	989	1,096
Public Service Electric & Gas Co.
5.375% due 09/01/2013	5,000	5,390

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qtel International Finance Ltd.
3.375% due 10/14/2016		$31,400	$31,577
Qwest Corp.
8.875% due 03/15/2012		28,915	29,963
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		3,000	3,278
5.832% due 09/30/2016		9,814	10,612
Southern Power Co.
6.250% due 07/15/2012		1,201	1,250
TDC A/S
6.500% due 04/19/2012	EUR	1,500	2,055
Telesat LLC
12.500% due 11/01/2017		$4,200	4,725
Verizon Wireless Capital LLC
5.250% due 02/01/2012		88,480	89,719
Virginia Electric and Power Co.
4.750% due 03/01/2013		1,000	1,052
Vodafone Group PLC
5.000% due 12/16/2013		5,400	5,828

			522,382

Total Corporate Bonds & Notes (Cost $6,208,886)			6,188,915

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.1%
Boston Properties LP
2.875% due 02/15/2037		23,500	23,705

INDUSTRIALS 0.1%
Bristol-Myers Squibb Co.
0.000% due 09/15/2023		18,950	18,307
Goodrich Petroleum Corp.
3.250% due 12/01/2026		650	657
Transocean, Inc.
1.500% due 12/15/2037		6,600	6,484

			25,448

Total Convertible Bonds & Notes (Cost $47,017)			49,153

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%
Irvine, California Ranch Water District Joint Powers Agency Revenue Bonds, Series 1998
7.705% due 03/15/2014		41,150	42,610

ILLINOIS 0.3%
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012		67,100	67,412

LOUISIANA 0.1%
Louisiana State Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043		35,300	36,018

NEW JERSEY 0.1%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013		12,600	12,648

Total Municipal Bonds & Notes (Cost $157,280)			158,688

See Accompanying Notes	Semiannual Report	September 30, 2011	59

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 20.4%
Fannie Mae
0.295% due 12/25/2036	$3,898	$3,878
0.355% due 06/25/2034	697	683
0.435% due 10/27/2037	107,500	106,863
0.585% due 07/25/2037 - 03/25/2044	63,981	63,959
0.595% due 03/25/2037	1,443	1,442
0.615% due 07/25/2037	23,216	23,228
0.635% due 05/25/2031 - 09/25/2035	2,404	2,405
0.705% due 07/25/2037	177	174
0.835% due 05/25/2030	263	263
0.850% due 04/25/2022	8	8
0.885% due 05/25/2030	416	416
0.935% due 10/25/2037	27,130	27,409
0.965% due 06/25/2040	5,404	5,462
0.975% due 03/25/2040	113,960	115,420
0.985% due 03/25/2038 - 01/25/2040	72,053	72,951
1.135% due 07/25/2039	19,118	19,430
1.452% due 07/01/2042 - 07/01/2044	6,954	6,980
1.500% due 01/01/2021	20	21
1.502% due 09/01/2041	15,028	15,219
1.533% due 03/01/2035	897	908
1.652% due 10/01/2030 - 11/01/2039	1,336	1,369
1.744% due 11/01/2017	23	23
1.795% due 11/01/2018	3	3
2.011% due 07/01/2017	27	28
2.145% due 11/01/2034	981	1,021
2.160% due 01/01/2035	5,907	6,143
2.221% due 05/01/2035	1,663	1,730
2.270% due 11/01/2027	31	33
2.277% due 08/01/2029	535	554
2.296% due 10/01/2034	2,589	2,703
2.344% due 07/01/2035	4,231	4,459
2.373% due 05/01/2035	3,475	3,662
2.375% due 08/01/2035	6,905	7,265
2.389% due 04/01/2034	962	1,010
2.407% due 12/01/2033	296	308
2.425% due 03/01/2035	1,679	1,762
2.437% due 06/01/2022 - 09/01/2035	229	241
2.464% due 10/01/2024	122	122
2.477% due 07/01/2035	4,986	5,238
2.488% due 04/01/2024	117	124
2.500% due 08/01/2035	1,813	1,910
2.518% due 02/01/2028	184	195
2.532% due 09/01/2035	5,014	5,285
2.599% due 01/01/2024	79	83
2.610% due 08/01/2017 - 07/01/2018	8	9
2.640% due 06/01/2017	7	7
2.654% due 10/01/2035	3,695	3,906
2.745% due 09/01/2032	1,145	1,203
2.748% due 11/01/2017	20	20
2.750% due 07/01/2017	19	19
2.819% due 06/01/2035	1,015	1,078
3.093% due 12/01/2017	14	14
3.441% due 07/25/2017	263	264
4.000% due 08/01/2013 - 10/01/2041	408,387	430,363
4.250% due 05/25/2033	4,348	4,695
4.375% due 10/15/2015	700	795
4.396% due 03/01/2035	8,680	9,142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.421% due 02/01/2028	$7	$7
4.500% due 08/01/2013 - 10/01/2041	442,835	470,944
4.528% due 01/01/2028	43	44
4.980% due 06/01/2035	2,085	2,202
5.000% due 02/25/2017 - 10/01/2041	1,434,375	1,543,642
5.067% due 04/01/2018	388	414
5.252% due 11/01/2035	144	155
5.500% due 07/01/2014 - 10/01/2041	244,206	265,408
6.000% due 08/01/2016 - 10/01/2041	548,209	602,654
6.322% due 12/25/2042	2,902	3,490
6.500% due 07/25/2023 - 03/01/2038	15,269	17,804
7.000% due 05/01/2012 - 04/01/2034	162	184
8.000% due 11/25/2023 - 11/01/2031	1,767	2,076
8.500% due 04/01/2025	101	118
8.800% due 01/25/2019	55	66
9.000% due 03/25/2021 - 04/25/2021	163	188
9.250% due 10/25/2018	3	3
9.500% due 03/25/2020 - 11/01/2025	465	547
10.000% due 08/01/2015 - 05/01/2022	3	3
10.500% due 07/01/2014 - 07/01/2021	1	1
11.000% due 11/01/2020	2	2
11.250% due 10/01/2015	3	3
11.500% due 11/01/2019 - 02/01/2020	1	1
11.750% due 02/01/2016	4	4
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	67,180	69,829
Federal Housing Administration
7.430% due 11/01/2019 - 07/01/2024	2,385	2,368
Freddie Mac
0.379% due 07/15/2019 - 08/15/2019	30,089	30,039
0.495% due 08/25/2031	2,695	2,622
0.515% due 09/25/2031	4,750	4,513
0.529% due 05/15/2036	11,088	11,093
0.559% due 02/15/2037	1,293	1,292
0.579% due 12/15/2030	2,330	2,330
0.629% due 06/15/2018	1,848	1,851
0.679% due 11/15/2030	22	22
0.929% due 08/15/2037	1,655	1,671
0.949% due 09/15/2037	2,357	2,381
1.079% due 12/15/2039	390	395
1.084% due 01/15/2038	23,680	23,987
1.200% due 10/15/2020	30	30
1.250% due 03/15/2021	17	17
1.652% due 07/25/2044	838	855
1.750% due 01/01/2017 - 03/01/2017	17	17
2.264% due 10/01/2027	23	23
2.375% due 11/01/2022	222	230
2.408% due 08/01/2035	32,583	34,086
2.439% due 12/01/2022	30	32
2.442% due 06/01/2024	38	40
2.459% due 10/01/2023	82	83
2.468% due 06/01/2035	36,447	38,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.490% due 09/01/2023 - 11/01/2023	$16	$17
2.500% due 02/01/2023 - 08/01/2035	10,146	10,695
2.505% due 07/01/2035	9,128	9,619
2.586% due 02/01/2020	127	129
2.751% due 01/01/2024	60	61
3.382% due 08/15/2032	450	478
4.000% due 01/15/2024 (b)	1,667	173
4.479% due 03/01/2035	2,428	2,554
4.500% due 02/15/2017 - 08/01/2020	801	802
4.558% due 04/01/2035	5,877	6,185
4.621% due 04/01/2035	3,347	3,519
4.716% due 03/01/2035	4,495	4,726
4.984% due 03/01/2035	807	853
5.000% due 04/01/2013 - 05/15/2033	1,761	1,862
5.020% due 04/01/2035	1,165	1,233
5.045% due 04/01/2035	1,673	1,773
5.500% due 11/01/2013 - 01/01/2039	35,057	38,125
5.724% due 02/01/2037	112	119
5.928% due 05/01/2037	282	304
6.000% due 02/01/2016 - 10/01/2035	4,579	4,971
6.500% due 02/15/2014 - 07/25/2043	35,690	41,292
6.921% due 08/15/2036 (b)	38,002	6,576
7.000% due 01/01/2030 - 04/01/2032	42	48
7.500% due 07/15/2030	326	388
8.000% due 04/15/2021 - 12/01/2024	134	156
8.500% due 06/01/2022 - 11/01/2025	485	581
9.000% due 12/15/2020 - 08/01/2022	168	195
9.500% due 08/01/2016 - 09/01/2021	54	62
10.000% due 11/01/2016 - 05/15/2020	22	26
Ginnie Mae
0.779% due 12/16/2025	85	85
2.000% due 01/20/2032 - 02/20/2032	2,740	2,833
2.125% due 10/20/2023 - 12/20/2027	2,177	2,257
2.375% due 03/20/2017 - 05/20/2030	4,201	4,356
2.500% due 11/20/2026 - 04/20/2041	23,062	23,869
2.625% due 08/20/2022 - 07/20/2034	2,831	2,940
3.000% due 04/20/2016	3	3
4.000% due 03/20/2019	16	17
5.000% due 06/20/2032	29	31
5.500% due 10/17/2022	50	56
6.500% due 01/15/2028	3	4
7.000% due 06/15/2024 - 06/15/2027	6	6
7.500% due 03/15/2022 - 09/15/2031	87	101
8.000% due 05/15/2016 - 06/20/2031	1,091	1,222
8.500% due 12/15/2021 - 05/15/2030	4	5

60	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 03/15/2017 - 11/15/2030	$217	$262
9.500% due 10/15/2016 - 06/15/2025	16	18
9.750% due 08/15/2017	14	16
10.000% due 10/15/2013 - 11/15/2020	2	3
10.500% due 11/15/2019 - 02/15/2021	1	1
11.500% due 08/15/2018	1	1
13.000% due 10/15/2013	2	2
13.500% due 11/15/2012	1	1
Small Business Administration
4.310% due 04/01/2029	25,911	27,870
Vendee Mortgage Trust
6.500% due 05/15/2029	28,749	33,970

Total U.S. Government Agencies (Cost $4,294,731)		4,339,510

U.S. TREASURY OBLIGATIONS 7.1%
U.S. Treasury Bonds
3.750% due 08/15/2041	1,100	1,286
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2016 (f)(h)(i)	872,980	901,829
0.625% due 07/15/2021 (i)	73,983	77,306
2.500% due 07/15/2016 (f)	42,402	48,723
U.S. Treasury Notes
1.375% due 09/30/2018	63,500	63,282
1.500% due 07/31/2016	12,600	12,926
2.125% due 08/15/2021 (h)	80,300	81,267
2.625% due 08/15/2020	122,500	131,400
2.625% due 11/15/2020	64,500	69,085
3.125% due 01/31/2017	200	222
3.500% due 05/15/2020	17,700	20,298
3.625% due 02/15/2020	31,700	36,586
3.625% due 02/15/2021	61,300	70,457

Total U.S. Treasury Obligations (Cost $1,518,933)		1,514,667

MORTGAGE-BACKED SECURITIES 8.1%
Adjustable Rate Mortgage Trust
2.779% due 03/25/2035	10,354	9,315
American Home Mortgage Assets
0.445% due 10/25/2046	24,339	12,200
American Home Mortgage Investment Trust
2.037% due 09/25/2045	315	245
2.218% due 02/25/2045	8,058	6,462
2.258% due 10/25/2034	23,981	20,371
2.428% due 02/25/2045	23,046	19,717
Banc of America Funding Corp.
0.515% due 07/25/2037	24,435	15,942
2.717% due 05/25/2035	138,142	137,939
2.733% due 02/20/2036	4,922	4,273
Banc of America Large Loan, Inc.
0.439% due 03/15/2022	337	336
1.979% due 11/15/2015	9,565	8,540
Banc of America Mortgage Securities, Inc.
2.764% due 09/25/2035	15,604	11,762
2.873% due 02/25/2035	895	758
2.878% due 05/25/2033	197	182
6.500% due 10/25/2031	1,892	1,922
BCRR Trust
4.230% due 05/22/2034	23,968	24,302
4.230% due 06/22/2035	7,973	7,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.230% due 12/22/2035	$5,161	$5,183
4.230% due 06/22/2038	1,207	1,207
5.858% due 07/17/2040	1,450	1,412
Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	613	565
2.560% due 10/25/2035	35,251	29,269
2.600% due 08/25/2033	3,872	3,688
2.681% due 10/25/2036	3,508	2,275
2.703% due 08/25/2033	847	708
2.710% due 03/25/2035	7,445	6,940
2.727% due 10/25/2035	91,627	86,305
2.730% due 04/25/2033	3,447	3,021
2.733% due 08/25/2035	8,691	5,998
2.767% due 02/25/2033	585	469
2.866% due 01/25/2034	6,071	5,739
3.105% due 11/25/2030	50	48
4.629% due 01/25/2035	2,875	2,443
4.827% due 01/25/2035	17	14
5.194% due 08/25/2035	56,858	45,317
5.557% due 04/25/2033	7,878	7,403
5.680% due 02/25/2033	453	430
Bear Stearns Alt-A Trust
2.388% due 09/25/2034	1,354	967
2.484% due 04/25/2035	19,736	13,878
2.599% due 05/25/2035	21,558	15,843
2.772% due 09/25/2035	5,906	4,008
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	1,500	1,555
5.471% due 01/12/2045	4,200	4,634
7.000% due 05/20/2030	701	717
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	11,680	7,006
Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019	6	7
Citigroup Commercial Mortgage Trust
5.886% due 12/10/2049	200	217
6.034% due 12/10/2049	655	659
Citigroup Mortgage Loan Trust, Inc.
2.370% due 08/25/2035	21,154	19,318
2.500% due 12/25/2035	7,898	6,820
2.736% due 03/25/2034	2,735	2,416
2.827% due 03/25/2036	20,790	15,784
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	28,065	28,280
Commercial Mortgage Pass-Through Certificates
0.319% due 06/15/2022	3,414	3,273
5.306% due 12/10/2046	13,100	13,811
5.943% due 06/10/2046	57,000	62,421
Community Program Loan Trust
4.500% due 10/01/2018	700	704
Countrywide Alternative Loan Trust
0.415% due 05/25/2047	10,134	5,540
0.515% due 02/25/2037	11,704	5,679
0.635% due 06/25/2036 (a)	1,672	836
Countrywide Home Loan Mortgage Pass-Through Trust
0.525% due 04/25/2035	3,387	2,011
2.528% due 02/20/2036	20,506	13,669
2.774% due 02/20/2035	17,393	13,542
3.033% due 11/25/2034	10,110	7,658
5.000% due 08/25/2019	3,239	3,315
5.500% due 04/25/2035	12,466	12,149
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	1,349	1,070
2.560% due 10/25/2033	270	230

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.183% due 11/15/2037		$99	$98
4.807% due 06/25/2032		60	49
Credit Suisse Mortgage Capital Certificates
5.824% due 03/15/2039		1,400	1,471
CW Capital Cobalt Ltd.
5.334% due 04/15/2047		27,244	27,596
DLJ Acceptance Trust
11.000% due 08/01/2019		37	44
EMF-NL
2.356% due 04/17/2041	EUR	2,111	2,744
2.456% due 04/17/2041		3,000	2,129
2.606% due 07/17/2041		7,300	6,454
First Horizon Alternative Mortgage Securities
2.201% due 09/25/2034		$784	665
2.245% due 09/25/2035		1,559	1,031
2.323% due 06/25/2034		13,327	11,207
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035		841	825
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		33	33
Granite Master Issuer PLC
0.280% due 12/20/2054		4,770	4,524
0.310% due 12/20/2054		27,916	26,478
0.320% due 12/17/2054		5,220	4,951
0.330% due 12/20/2054		47,339	44,901
0.370% due 12/20/2054		66,352	62,935
0.430% due 12/20/2054		19,310	18,316
0.490% due 12/20/2054		10,892	10,331
0.785% due 12/17/2054	GBP	3,825	5,608
0.788% due 12/20/2054		6,750	9,877
0.838% due 12/20/2054		13,650	19,912
1.546% due 12/20/2054	EUR	30,037	38,119
Granite Mortgages PLC
1.305% due 09/20/2044	GBP	1,838	2,731
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		$2,137	1,971
0.315% due 01/25/2047 (a)		1,844	1,738
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	528
5.444% due 03/10/2039		6,800	7,084
6.074% due 07/10/2038		300	324
GS Mortgage Securities Corp.
1.142% due 03/06/2020		9,204	9,144
1.317% due 03/06/2020		14,900	14,800
GSR Mortgage Loan Trust
2.738% due 09/25/2035		61,343	56,695
2.738% due 11/25/2035		15,745	13,918
2.756% due 09/25/2035		6,115	5,677
2.783% due 07/25/2035		2,832	2,037
5.211% due 11/25/2035		8,272	7,017
6.000% due 03/25/2032		192	201
Harborview Mortgage Loan Trust
0.540% due 11/19/2035		6,646	4,118
2.765% due 07/19/2035		8,942	6,039
Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	16,200	21,711
Imperial Savings Association
7.032% due 02/25/2018		$11	11
Indymac Index Mortgage Loan Trust
0.445% due 05/25/2046		4,431	2,631
JPMorgan Chase Commercial Mortgage Securities Corp.
0.604% due 07/15/2019		4,584	4,409
5.420% due 01/15/2049		2,285	2,380
5.714% due 03/18/2051		33,895	32,041
5.882% due 02/15/2051		4,400	4,698
6.004% due 06/15/2049		27,445	28,821

See Accompanying Notes	Semiannual Report	September 30, 2011	61

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.727% due 08/25/2035		$16,890	$12,264
2.768% due 04/25/2037		1,823	1,175
2.785% due 07/25/2035		1,538	1,429
5.018% due 02/25/2035		8,140	7,765
5.306% due 02/25/2036		19,644	16,305
5.370% due 11/25/2035		5,639	5,093
JPMorgan Re-REMIC
5.805% due 05/27/2036		10,633	10,370
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		6,455	6,960
MASTR Adjustable Rate Mortgages Trust
2.721% due 11/21/2034		11,819	11,100
MASTR Asset Securitization Trust
5.500% due 09/25/2033		9,278	9,636
Mellon Residential Funding Corp.
0.709% due 06/15/2030		10,524	9,736
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		11,522	7,709
2.235% due 05/25/2033		6,796	6,259
2.621% due 02/25/2035		17,041	15,775
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	9,690
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		1,634	1,345
2.420% due 10/25/2035		8,375	6,983
Morgan Stanley Capital
0.290% due 10/15/2020		2,589	2,576
5.809% due 12/12/2049		18,825	20,319
Morgan Stanley Mortgage Loan Trust
5.482% due 01/25/2035		4,096	3,536
Morgan Stanley Re-REMIC Trust
5.984% due 08/12/2045		11,900	12,141
Newgate Funding PLC
2.128% due 12/15/2050	EUR	2,500	2,607
Opera Finance PLC
1.063% due 04/25/2017	GBP	16,186	22,273
Prime Mortgage Trust
0.635% due 02/25/2019		$281	273
0.635% due 02/25/2034		2,768	2,572
RBSCF Trust
5.331% due 02/16/2044		5,000	4,866
6.068% due 02/17/2051		10,000	10,454
Resecuritization Mortgage Trust
0.485% due 04/26/2021		25	24
Residential Funding Mortgage Securities
5.250% due 01/25/2036		708	658
Sears Mortgage Securities
12.000% due 02/25/2014		2	3
Sovereign Commercial Mortgage Securities Trust
5.951% due 07/22/2030		667	687
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035		5,636	3,772
0.515% due 02/25/2036		5,342	2,802
0.890% due 09/19/2032		4,506	3,733
9.153% due 06/25/2029		379	401
Structured Asset Securities Corp.
2.303% due 01/25/2032		122	101
Suntrust Adjustable Rate Mortgage Loan Trust
2.840% due 01/25/2037		6,856	4,930
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037		6,843	6,692
0.345% due 11/25/2046		29,614	29,472
0.365% due 06/25/2037		2,262	2,189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020		$22,439	$19,697
0.319% due 09/15/2021		16,484	15,907
5.509% due 04/15/2047		6,200	6,421
5.572% due 10/15/2048		16,500	17,586
5.926% due 06/15/2049		1,948	1,970
WaMu Mortgage Pass-Through Certificates
0.525% due 10/25/2045		32,915	25,450
0.545% due 01/25/2045		272	209
0.972% due 01/25/2047		7,486	4,367
1.242% due 08/25/2046		190	120
1.442% due 11/25/2042		1,331	1,093
1.642% due 06/25/2042		2,187	1,676
1.642% due 08/25/2042		1,908	1,588
2.576% due 03/25/2034		2,840	2,665
2.576% due 01/25/2036		1,573	1,455
2.588% due 01/25/2047		5,219	3,471
2.600% due 02/27/2034		7,352	6,950
2.612% due 12/25/2035		481	454
Washington Mutual MSC Mortgage Pass-Through Certificates
2.262% due 02/25/2033		26	23
2.320% due 02/25/2033		125	111
Wells Fargo Mortgage-Backed Securities Trust
2.723% due 03/25/2035		13,872	13,081
2.731% due 03/25/2036		22,254	18,308
2.734% due 07/25/2036		17,427	12,933
2.737% due 01/25/2035		4,400	3,703
2.745% due 04/25/2036		3,523	2,797
2.771% due 04/25/2036		572	464
4.692% due 12/25/2033		2,186	2,177
4.863% due 03/25/2035		1,112	1,026
5.353% due 08/25/2035		167	166
5.500% due 12/25/2035		1,190	1,186

Total Mortgage-Backed Securities (Cost $1,821,142)			1,733,467

ASSET-BACKED SECURITIES 5.0%
ABFS Mortgage Loan Trust
4.928% due 12/15/2033		9	9
Access Group, Inc.
1.553% due 10/27/2025		51,920	52,316
Accredited Mortgage Loan Trust
0.475% due 09/25/2035		771	689
ACE Securities Corp.
0.285% due 12/25/2036		531	517
Ameriquest Mortgage Securities, Inc.
0.705% due 01/25/2035		1,088	1,021
AMMC CDO
0.537% due 05/03/2018		18,862	18,207
0.586% due 08/08/2017		51,944	49,747
Amortizing Residential Collateral Trust
0.815% due 07/25/2032		744	638
0.878% due 06/25/2032		77	63
Asset-Backed Securities Corp. Home Equity
0.465% due 05/25/2037		30,073	10,190
0.749% due 06/15/2031		5	5
AUTO ABS SRL
1.748% due 10/25/2020	EUR	3,569	4,696
Babson CLO Ltd.
0.606% due 11/15/2016		$27,133	26,314
Bayview Financial Acquisition Trust
6.129% due 05/28/2037		541	542
Bear Stearns Asset-Backed Securities Trust
0.295% due 01/25/2037		1,085	1,009
0.315% due 10/25/2036		1,022	985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.915% due 09/25/2035		$2,293	$2,127
1.235% due 10/25/2037		22,956	13,791
1.235% due 11/25/2042		1,183	1,014
BNC Mortgage Loan Trust
0.355% due 11/25/2036		3,492	3,308
Callidus Debt Partners Fund Ltd.
0.510% due 04/17/2020		24,890	23,945
Capital Auto Receivables Asset Trust
1.679% due 10/15/2012		86	86
Carrington Mortgage Loan Trust
0.285% due 01/25/2037		2,179	2,149
0.335% due 06/25/2037		779	696
0.555% due 10/25/2035		5,237	4,791
Centurion CDO Ltd.
0.626% due 01/30/2016		463	441
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	6,800	9,104
Citibank Omni Master Trust
2.329% due 05/16/2016		$2,600	2,623
Credit Suisse First Boston Mortgage Securities Corp.
0.935% due 07/25/2032		12	8
Dryden Leveraged Loan CDO
0.548% due 05/22/2017		37,659	35,787
EFS Volunteer LLC
1.103% due 10/26/2026		40,858	40,610
Equifirst Mortgage Loan Trust
0.475% due 01/25/2034		829	725
Equity One ABS, Inc.
0.795% due 11/25/2032		7,653	6,377
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036		135	135
0.345% due 09/25/2036		1,160	1,123
0.515% due 10/25/2035		1,888	1,777
Ford Auto Securitization Trust
4.817% due 10/15/2012	CAD	1,544	1,481
Fremont Home Loan Trust
0.295% due 01/25/2037		$792	750
Gallatin Funding Ltd.
0.536% due 08/15/2017		14,000	13,370
Global Senior Loan Index Fund
2.397% due 12/11/2023	EUR	7,900	9,535
GSAMP Trust
0.305% due 12/25/2036		$3,210	2,073
0.785% due 03/25/2034		5,263	5,118
Gulf Stream Sextant CLO Ltd.
0.528% due 08/21/2020		10,000	9,657
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.494% due 08/07/2021		111,300	105,252
Harbourmaster CLO Ltd.
1.788% due 06/15/2020	EUR	8,490	10,589
HSBC Home Equity Loan Trust
0.380% due 03/20/2036		$1,336	1,228
0.500% due 01/20/2035		2,204	1,954
HSI Asset Securitization Corp. Trust
0.285% due 10/25/2036		82	55
Landmark CDO Ltd.
0.626% due 06/01/2017		9,607	9,179
0.719% due 01/15/2016		11,601	11,301
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		589	433
Mid-State Trust
4.864% due 07/15/2038		403	407

62	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital
0.275% due 01/25/2037		$1,336	$1,302
Morgan Stanley IXIS Real Estate Capital Trust
0.285% due 11/25/2036		25	7
Mountain Capital CLO Ltd.
0.701% due 02/15/2016		6,816	6,775
Nautique Funding Ltd.
0.499% due 04/15/2020		14,434	13,264
Navigare Funding CLO Ltd.
0.558% due 05/20/2019		9,584	9,156
Nelnet Student Loan Trust
0.953% due 07/25/2018		31,656	31,757
NYLIM Flatiron CLO Ltd.
0.581% due 10/20/2016		2,073	2,025
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		38,330	38,340
Premium Loan Trust Ltd.
0.633% due 10/25/2014		3,087	3,050
Primus CLO Ltd.
0.482% due 07/15/2021		163,499	147,464
Race Point CLO
0.836% due 05/15/2015		3,442	3,393
Renaissance Home Equity Loan Trust
0.855% due 03/25/2034		3,657	3,094
0.935% due 08/25/2032		40	30
Residential Asset Mortgage Products, Inc.
0.505% due 09/25/2035		579	567
0.585% due 03/25/2034		1,295	998
Residential Asset Securities Corp.
0.695% due 06/25/2031		3	2
Saxon Asset Securities Trust
0.555% due 09/25/2047		7,400	3,857
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)		4,492	1,280
0.365% due 05/25/2037 (a)		1,430	829
SLM Student Loan Trust
0.293% due 01/25/2019		367	367
0.553% due 01/25/2015		1,019	1,019
0.753% due 10/25/2017		48,900	48,625
0.933% due 07/25/2013		1,321	1,322
1.547% due 12/15/2033		800	813
1.688% due 10/25/2023	EUR	63,205	79,224
1.753% due 04/25/2023		$8,121	8,351
1.798% due 09/15/2021	EUR	4,940	6,493
1.879% due 12/15/2017		$41,522	41,666
6.229% due 07/15/2042		29,515	27,667
Soundview Home Equity Loan Trust
0.295% due 11/25/2036		1,928	518
South Carolina Student Loan Corp.
1.326% due 09/03/2024		3,200	3,174
Specialty Underwriting & Residential Finance
0.295% due 01/25/2038		2,199	1,960
Structured Asset Securities Corp.
0.585% due 08/25/2035		367	363
0.815% due 01/25/2033		538	470
4.930% due 01/25/2035		675	674
Summit Lake CLO Ltd.
0.538% due 02/24/2018		22,000	21,059
Venture CDO Ltd.
0.481% due 01/20/2022		30,500	28,027
0.769% due 11/26/2014		13,692	13,418
Wells Fargo Home Equity Trust
0.325% due 04/25/2037		1,660	1,591

Total Asset-Backed Securities (Cost $1,066,032)			1,053,938

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.4%
Canada Government Bond
2.000% due 06/01/2016	CAD	155,600	$152,928
2.750% due 09/01/2016		9,600	9,753
3.000% due 12/01/2015		212,800	217,309
3.250% due 06/01/2021		8,000	8,369
3.750% due 06/01/2019		3,700	4,006
Canada Housing Trust No. 1
2.450% due 12/15/2015		306,700	303,320
2.750% due 09/15/2014		17,700	17,619
3.800% due 06/15/2021		2,000	2,094
Export-Import Bank of Korea
0.466% due 10/04/2011		$1,000	1,000
4.125% due 09/09/2015		2,000	2,027
5.875% due 01/14/2015		3,100	3,313
8.125% due 01/21/2014		105,700	118,525
Hydro Quebec
2.000% due 06/30/2016		157,600	161,130
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2017 (d)	EUR	46,644	56,100
Korea Development Bank
0.578% due 11/22/2012		$2,200	2,171
3.250% due 03/09/2016		73,600	71,361
4.000% due 09/09/2016		10,000	9,947
4.375% due 08/10/2015		2,000	2,047
5.300% due 01/17/2013		3,000	3,119
8.000% due 01/23/2014		16,900	18,786
Korea Finance Corp.
3.250% due 09/20/2016		8,000	7,726
Korea Government International Bond
4.875% due 09/22/2014		2,400	2,556
5.125% due 12/07/2016		3,900	4,239
5.750% due 04/16/2014		4,000	4,322
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,500	2,580
Province of Ontario Canada
1.375% due 01/27/2014		250,000	253,014
1.600% due 09/21/2016		500	500
4.000% due 06/02/2021	CAD	3,900	4,000
4.200% due 03/08/2018		1,000	1,058
4.200% due 06/02/2020		2,300	2,403
4.300% due 03/08/2017		300	319
Province of Quebec Canada
4.250% due 12/01/2021		6,600	6,849
4.500% due 12/01/2017		6,400	6,862
4.500% due 12/01/2018		2,500	2,677
Russia Government International Bond
7.500% due 03/31/2030		$42,644	48,025
Societe Financement de l’Economie Francaise
0.450% due 07/16/2012		6,000	6,017
2.125% due 05/20/2012	EUR	12,500	16,852
2.375% due 03/26/2012		$13,100	13,180
Spain Government Bond
4.650% due 07/30/2025	EUR	4,600	5,610
4.900% due 07/30/2040		18,700	21,393

Total Sovereign Issues (Cost $1,592,974)			1,575,106

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% due 12/31/2049		33,630	34,742

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032	428,000	$162

Total Convertible Preferred Securities (Cost $22,081)		34,904

PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%
Citigroup, Inc.
6.150% due 12/15/2012	2,564,997	20,258
DG Funding Trust
0.837% due 12/31/2049	10,254	77,263
Farm Credit Bank
10.000% due 12/31/2049	38,600	44,667

Total Preferred Securities (Cost $172,118)		142,188

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 36.4%

CERTIFICATES OF DEPOSIT 2.0%
Abbey National Treasury Services PLC
1.687% due 06/10/2013	$25,200	25,628
Banco do Brasil S.A.
0.000% due 02/15/2012	102,900	102,285
Bank of Nova Scotia
0.550% due 10/18/2012	65,500	65,776
Intesa Sanpaolo SpA
2.375% due 12/21/2012	104,900	101,967
Itau Unibanco Holding S.A.
0.000% due 12/12/2011	50,000	49,880
0.000% due 02/06/2012	19,900	19,803
0.000% due 02/06/2012	50,500	50,255
Royal Bank of Scotland Group PLC
1.624% due 10/15/2012	6,100	6,102

		421,696

COMMERCIAL PAPER 0.4%
Erste Abwicklungsanstalt
0.315% due 11/28/2011	57,700	57,672
0.350% due 01/11/2012	27,000	26,976

		84,648

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.090% due 10/03/2011	7,300	7,300
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.250% due 09/15/2014 valued at $7,452. Repurchase proceeds are $7,300.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	14,025	14,025
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $14,310. Repurchase proceeds are $14,025.)

		21,325

SHORT-TERM NOTES 0.1%
Banco Santander Brazil S.A.
2.596% due 12/28/2011	20,100	20,040

See Accompanying Notes	Semiannual Report	September 30, 2011	63

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 6.1%
0.098% due 10/17/2011 - 11/21/2011 (c)	JPY	99,450,000	$1,289,298

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	284,200	20,421

U.S. TREASURY BILLS 0.3%
0.017% due 10/27/2011 - 03/29/2012 (c)(f)(g)		$73,570	73,558

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 27.3%
580,541,994	$5,812,967

Total Short-Term Instruments (Cost $7,723,425)	7,743,953

Total Investments 116.3% (Cost $24,853,569)	$24,755,653

Written Options (k) (0.2%) (Premiums $73,162)	(36,436)

Other Assets and Liabilities (Net) (16.1%)	(3,437,777)

Net Assets 100.0%	$21,281,440

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $299,899 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $5,019 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(h)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $15,699 at a weighted average interest rate of -0.612%. On September 30, 2011, securities valued at $127,933 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $45,084 and cash of $2 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	396	$(39)
90-Day Eurodollar December Futures	Long	12/2012	13,600	9,981
90-Day Eurodollar December Futures	Long	12/2013	563	1,256
90-Day Eurodollar June Futures	Long	06/2013	6,564	8,487
90-Day Eurodollar June Futures	Long	06/2014	123	354
90-Day Eurodollar March Futures	Long	03/2013	36,722	(4,979)
90-Day Eurodollar March Futures	Long	03/2014	578	1,503
90-Day Eurodollar September Futures	Long	09/2013	1,999	2,708
U.S. Treasury 10-Year Note December Futures	Long	12/2011	5,124	4,867

				$24,138

(j)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Hospitality Properties Trust	BOA	(5.000%	)	06/20/2016	3.510%	$	7,500	$(480)	$(902)	$422
Lennar Corp.	BPS	(5.000%	)	09/20/2014	4.647%		5,000	(57)	(166)	109
Lennar Corp.	DUB	(5.000%	)	09/20/2014	4.647%		3,800	(43)	(126)	83

								$(580)	$(1,194)	$614

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	2.372%	$	15,600	$(875)	$(203)	$(672)
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2013	1.847%		20,000	(321)	0	(321)
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.786%		1,800	(53)	(16)	(37)

64	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.786%	$	19,800	$(587)	$(158)	$(429)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		75,000	(3,090)	(118)	(2,972)
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.976%		13,000	(589)	(122)	(467)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		2,600	(77)	(41)	(36)
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.880%		5,000	(185)	(22)	(163)
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.931%		33,500	(1,381)	(57)	(1,324)
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.931%		20,000	(824)	(48)	(776)
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.786%		25,000	(741)	(205)	(536)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		41,600	(1,234)	(340)	(894)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.880%		21,300	(789)	(101)	(688)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.931%		65,100	(2,682)	(94)	(2,588)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		6,000	(178)	(57)	(121)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		1,900	(56)	(18)	(38)
China Government International Bond	CBK	1.000%	06/20/2016	1.918%		17,400	(700)	174	(874)
China Government International Bond	JPM	1.000%	06/20/2016	1.918%		35,500	(1,428)	364	(1,792)
China Government International Bond	UAG	1.000%	06/20/2016	1.918%		18,100	(728)	194	(922)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.111%		36,300	(153)	18	(171)
Export-Import Bank of China	DUB	1.000%	12/20/2016	3.068%		27,100	(2,567)	(2,192)	(375)
Export-Import Bank of Korea	DUB	1.000%	12/20/2016	2.600%		12,000	(894)	(767)	(127)
France Government Bond	CBK	0.250%	12/20/2015	1.713%		7,500	(438)	(195)	(243)
France Government Bond	CBK	0.250%	09/20/2016	1.825%		28,800	(2,095)	(1,657)	(438)
France Government Bond	GST	0.250%	09/20/2016	1.825%		50,000	(3,638)	(1,749)	(1,889)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		72,800	(5,297)	(2,786)	(2,511)
France Government Bond	JPM	0.250%	09/20/2016	1.825%		46,700	(3,398)	(2,955)	(443)
France Government Bond	MYC	0.250%	09/20/2016	1.825%		53,300	(3,878)	(1,864)	(2,014)
France Government Bond	UAG	0.250%	06/20/2016	1.792%		25,000	(1,701)	(526)	(1,175)
France Government Bond	UAG	0.250%	09/20/2016	1.825%		31,200	(2,270)	(1,960)	(310)
Gazprom Via Gaz Capital S.A.	MYC	0.860%	11/20/2011	2.276%		38,400	48	0	48
General Electric Capital Corp.	BOA	1.000%	06/20/2016	3.046%		300	(26)	(5)	(21)
General Electric Capital Corp.	BPS	1.250%	03/20/2013	2.673%		2,000	(40)	0	(40)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	2.882%		16,600	420	0	420
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%		10,200	330	0	330
Indonesia Government International Bond	DUB	1.000%	09/20/2015	2.721%		3,200	(202)	(75)	(127)
Indonesia Government International Bond	RYL	1.310%	12/20/2011	1.915%		4,900	(4)	0	(4)
Japan Government International Bond	BOA	1.000%	09/20/2015	1.282%		100,000	(1,046)	1,653	(2,699)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.312%		19,400	(238)	331	(569)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		34,400	(510)	476	(986)
Japan Government International Bond	BPS	1.000%	09/20/2015	1.282%		25,000	(262)	413	(675)
Japan Government International Bond	BPS	1.000%	12/20/2015	1.312%		50,000	(615)	316	(931)
Japan Government International Bond	BRC	1.000%	03/20/2015	1.208%		25,800	(172)	146	(318)
Japan Government International Bond	BRC	1.000%	06/20/2015	1.247%		16,600	(142)	258	(400)
Japan Government International Bond	BRC	1.000%	12/20/2015	1.312%		20,400	(251)	358	(609)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.354%		19,600	(290)	240	(530)
Japan Government International Bond	GST	1.000%	03/20/2015	1.208%		53,600	(357)	516	(873)
Japan Government International Bond	GST	1.000%	06/20/2015	1.247%		10,000	(86)	150	(236)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		15,600	(232)	129	(361)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.312%		19,100	(235)	326	(561)
Japan Government International Bond	MYC	1.000%	06/20/2016	1.393%		48,000	(832)	388	(1,220)
Japan Government International Bond	RYL	1.000%	03/20/2016	1.354%		27,000	(400)	264	(664)
Japan Government International Bond	UAG	1.000%	12/20/2015	1.312%		19,400	(239)	311	(550)
Merrill Lynch & Co., Inc.	GST	1.000%	09/20/2012	5.102%		20,000	(768)	(222)	(546)
MetLife, Inc.	BRC	1.000%	09/20/2013	2.582%		10,000	(299)	(417)	118
MetLife, Inc.	CBK	1.000%	03/20/2016	3.308%		12,700	(1,167)	(260)	(907)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%		10,000	(792)	(507)	(285)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.786%		14,900	(442)	(115)	(327)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%		44,400	(1,644)	(252)	(1,392)
Mexico Government International Bond	FBF	1.000%	09/20/2015	1.786%		25,000	(741)	(205)	(536)
Mexico Government International Bond	HUS	1.000%	09/20/2015	1.786%		33,600	(996)	(260)	(736)
Panama Government International Bond	MYC	0.750%	01/20/2012	0.732%		500	1	0	1
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		26,900	(26)	(234)	208
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	2.016%		6,000	(228)	(171)	(57)
Republic of Germany Government Bond	BOA	0.250%	09/20/2016	1.104%		50,000	(2,024)	(888)	(1,136)
Republic of Germany Government Bond	BRC	0.250%	09/20/2016	1.104%		50,000	(2,024)	(1,466)	(558)
Republic of Germany Government Bond	CBK	0.250%	09/20/2016	1.104%		106,700	(4,318)	(2,509)	(1,809)
Republic of Germany Government Bond	GST	0.250%	09/20/2016	1.104%		100,000	(4,048)	(2,861)	(1,187)

See Accompanying Notes	Semiannual Report	September 30, 2011	65

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Germany Government Bond	MYC	0.250%	09/20/2016	1.104%	$	25,000	$(1,012)	$(728)	$(284)
Republic of Italy Government Bond	BPS	1.000%	06/20/2016	4.686%		79,000	(11,440)	(1,640)	(9,800)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		25,000	(3,621)	(440)	(3,181)
Russia Government International Bond	CBK	1.000%	03/20/2016	2.982%		31,400	(2,551)	(778)	(1,773)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		3,000	(324)	(197)	(127)
Spain Government International Bond	CBK	1.000%	06/20/2016	3.799%		50,500	(5,720)	(3,119)	(2,601)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		2,900	(313)	(193)	(120)
Spain Government International Bond	GST	1.000%	06/20/2016	3.799%		18,300	(2,073)	(1,024)	(1,049)
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.496%	EUR	77,900	(1,211)	(1,491)	280
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.722%	$	22,300	219	136	83
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.850%		16,700	114	220	(106)
United Kingdom Gilt	CBK	1.000%	09/20/2016	0.912%		50,000	228	367	(139)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.850%		14,000	96	270	(174)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.722%		5,600	55	33	22
United Kingdom Gilt	GST	1.000%	03/20/2016	0.850%		39,300	270	656	(386)
United Kingdom Gilt	GST	1.000%	09/20/2016	0.912%		105,100	479	1,365	(886)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		24,000	236	126	110
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		200	1	3	(2)
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.912%		113,000	516	1,213	(697)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		29,900	170	517	(347)
United Kingdom Gilt	UAG	1.000%	09/20/2016	0.912%		50,000	228	416	(188)
Vodafone Group PLC	GST	1.000%	09/20/2015	0.934%		10,000	30	83	(53)

							$(93,367)	$(25,878)	$(67,489)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date		Notional Amount (4)	Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$	27,600	$1,372	$2,760	$(1,388)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014		15,300	760	1,522	(762)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		141,800	7,899	16,949	(9,050)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		39,300	2,189	4,664	(2,475)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		400	23	46	(23)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		5,500	307	687	(380)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		56,300	3,136	6,357	(3,221)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		6,100	339	689	(350)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		18,200	1,014	2,168	(1,154)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		23,800	1,455	3,106	(1,651)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		7,000	428	903	(475)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		6,300	386	808	(422)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		7,100	434	927	(493)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		12,600	770	1,613	(843)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		32,800	2,020	3,978	(1,958)
CDX.EM-15 5-Year Index	CBK	5.000%	06/20/2016		50,000	3,079	7,125	(4,046)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		1,600	99	217	(118)
CDX.HY-8 5-Year Index 35-100%	CBK	0.355%	06/20/2012		37,362	60	0	60
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		8,666	14	0	14
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		10,015	20	0	20
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		21,412	173	0	173
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		38,869	318	0	318
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		4,437	20	0	20
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		9,549	47	0	47
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		10,899	88	0	88
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		13,696	94	0	94
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		39,700	(616)	5	(621)
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	374,700	(20,167)	(10,114)	(10,053)

						$5,761	$44,410	$(38,649)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

66	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	1,000,000	$3,392	$3,880	$(488)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		759,300	9,372	(212)	9,584
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS	BRL	16,200	179	10	169
Pay	1-Year BRL-CDI	11.360%	01/02/2012	BOA		34,600	339	70	269
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		1,100	11	5	6
Pay	1-Year BRL-CDI	13.845%	01/02/2012	BRC		410,000	19,612	(296)	19,908
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		27,600	12	(21)	33
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		117,200	63	(46)	109
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		27,800	41	0	41
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		205,500	1,335	(360)	1,695
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		24,500	199	0	199
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		23,600	369	0	369
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		36,500	534	(26)	560
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		118,400	1,904	30	1,874
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		58,500	941	15	926
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		122,200	1,888	223	1,665
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		163,400	2,525	173	2,352
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		17,100	206	19	187
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		19,000	232	19	213
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		31,700	538	49	489
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		115,100	1,633	0	1,633
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		15,800	290	39	251
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		127,200	2,505	515	1,990
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		239,400	5,135	567	4,568
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		128,300	2,461	413	2,048
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		266,400	5,433	10	5,423
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BPS		127,700	2,915	0	2,915
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HUS		138,200	3,198	0	3,198
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		70,300	(70)	(204)	134
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		101,700	(52)	(212)	160
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		77,200	96	(88)	184
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		149,500	269	(70)	339
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		13,900	30	0	30
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		47,700	146	67	79
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		148,200	1,433	80	1,353
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		17,000	242	(3)	245
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		18,200	332	81	251
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		17,200	351	0	351
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		33,000	726	(7)	733
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		17,100	392	47	345
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		2,600	70	12	58
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		8,600	235	56	179
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		171,100	4,059	0	4,059
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		2,600	75	17	58
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC	$	15,100	1,246	985	261
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		15,100	1,245	980	265

							$78,087	$6,817	$71,270

See Accompanying Notes	Semiannual Report	September 30, 2011	67

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(k)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	2,892	$2,304	$(622)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013	$	684,000	$2,397	$(2,453)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		640,000	822	(1,743)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		970,700	4,980	(1,587)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		277,700	569	(84)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		852,000	984	(2,237)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		214,100	1,801	(145)
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		410,000	960	(1,907)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		25,700	175	(17)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		432,000	1,573	(2,359)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		288,000	1,012	(1,572)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		864,200	7,483	(585)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		410,000	3,161	(3,106)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		420,300	3,856	(191)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		43,000	385	(20)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		173,600	1,929	(79)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		468,900	4,867	(272)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		71,900	782	(33)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		546,000	3,648	(4,127)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		410,000	2,138	(2,751)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		74,800	710	(34)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		326,400	3,199	(189)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		342,600	2,562	(156)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		172,100	4,255	(266)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.750%	11/14/2011		208,600	515	(106)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		208,600	1,043	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		288,000	4,696	(3,851)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		57,300	1,439	(89)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		113,400	590	0

								$62,531	$(29,959)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BOA	Buy	0.850%	12/21/2011	$	390,000	$507	$(204)
Call - OTC CDX.IG-16 5-Year Index	BRC	Buy	0.850%	12/21/2011		730,800	1,078	(382)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.850%	12/21/2011		389,800	585	(203)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		84,400	67	(44)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		439,100	615	(229)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		59,300	47	(31)

							$2,899	$(1,093)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	141,200	$745	$(527)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		128,900	655	(482)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		240,900	2,664	(2,447)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		125,600	1,364	(1,306)

						$5,428	$(4,762)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

68	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	22,754	$5,085,300	EUR	374,700	$59,266
Sales	3,927	12,225,100		0	48,225
Closing Buys	(23,789)	(4,136,900)		(374,700)	(32,010)
Expirations	0	(15,400)		0	(63)
Exercised	0	(434,200)		0	(2,256)

Balance at 09/30/2011	2,892	$12,723,900	EUR	0	$73,162

(l)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Market Value (7)
U.S. Treasury Notes	2.625%	08/15/2020	$	93,700	$100,310	$(100,835)
U.S. Treasury Notes	3.625%	02/15/2020		31,700	36,586	(36,739)
U.S. Treasury Notes	3.625%	02/15/2021		61,300	70,686	(70,753)

					$207,582	$(208,327)

(7)	Market value includes $153 of interest payable on short sales.

(m)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	8,445	11/2011	BRC	$442	$0	$442
Buy		546,880	11/2011	HUS	0	(45,798)	(45,798)
Sell		14,197	11/2011	MSC	706	0	706
Buy	CAD	107,242	10/2011	CBK	0	(1,727)	(1,727)
Sell		26,317	10/2011	CBK	244	0	244
Sell		29,700	10/2011	JPM	429	0	429
Sell		20,500	10/2011	MSC	290	0	290
Sell		48,426	10/2011	UAG	680	0	680
Buy		397	11/2011	CBK	0	(22)	(22)
Sell		143,856	11/2011	CBK	1,896	0	1,896
Sell		20,255	11/2011	DUB	1,083	0	1,083
Sell		935	11/2011	GST	12	0	12
Sell		94,713	11/2011	MSC	5,349	0	5,349
Sell		146,576	11/2011	RBC	6,773	0	6,773
Sell	CHF	39,548	10/2011	DUB	2,299	0	2,299
Buy	CNY	15,085	11/2011	BRC	18	0	18
Buy		63,611	11/2011	CBK	124	0	124
Buy		4,671	11/2011	HUS	3	0	3
Buy		33,220	11/2011	JPM	25	0	25
Buy		3,061	11/2011	RYL	6	0	6
Buy		5,561	02/2012	BRC	0	(1)	(1)
Buy		248,917	02/2012	CBK	272	0	272
Buy		28,918	02/2012	HUS	17	0	17
Buy		100,000	02/2012	JPM	144	0	144
Buy		200,000	02/2012	SOG	277	0	277
Buy		207,326	06/2012	BRC	0	(79)	(79)
Buy		96,307	06/2012	CBK	0	(86)	(86)
Buy		65,714	06/2012	DUB	0	(164)	(164)
Buy		335,012	06/2012	HUS	0	(223)	(223)
Buy		512,311	06/2012	JPM	5	(339)	(334)
Buy		45,913	06/2012	MSC	0	(42)	(42)
Buy		32,696	06/2012	RYL	0	(3)	(3)
Buy		111,326	02/2013	CBK	0	(220)	(220)
Buy		60,595	02/2013	UAG	0	(174)	(174)
Buy	EUR	1,207	10/2011	BOA	0	(106)	(106)
Sell		2,682	10/2011	BPS	199	0	199
Buy		9,904	10/2011	BRC	0	(1,012)	(1,012)
Sell		139,230	10/2011	BRC	9,081	0	9,081

See Accompanying Notes	Semiannual Report	September 30, 2011	69

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	2,964	10/2011	CBK	$0	$(206)	$(206)
Sell		317,841	10/2011	CBK	20,109	0	20,109
Sell		256,443	10/2011	DUB	20,243	0	20,243
Buy		47,246	10/2011	FBL	0	(3,405)	(3,405)
Sell		17,776	10/2011	FBL	1,007	0	1,007
Sell		7,346	10/2011	HUS	737	0	737
Buy		100,177	10/2011	JPM	0	(8,113)	(8,113)
Sell		54,452	10/2011	JPM	4,955	0	4,955
Sell		57,723	10/2011	MSC	3,111	0	3,111
Buy		12,301	10/2011	RBC	0	(97)	(97)
Buy		11,006	10/2011	RYL	0	(905)	(905)
Buy		7,631	10/2011	UAG	0	(814)	(814)
Sell	GBP	104,257	12/2011	CBK	4,503	0	4,503
Sell	IDR	57,120,000	10/2011	BRC	214	0	214
Buy		36,030,000	10/2011	CBK	11	0	11
Sell		182,600,000	10/2011	CBK	226	0	226
Buy		110,389,000	10/2011	DUB	53	0	53
Sell		314,211,000	10/2011	HUS	323	0	323
Buy		197,012,000	10/2011	RYL	62	(49)	13
Sell		82,851,000	10/2011	UAG	328	0	328
Buy		43,785,000	01/2012	BOA	0	(221)	(221)
Buy		101,000,000	01/2012	CBK	0	(547)	(547)
Buy		22,416,000	01/2012	DUB	0	(229)	(229)
Buy		22,946,000	01/2012	HUS	0	(211)	(211)
Buy		100,000,000	01/2012	JPM	0	(708)	(708)
Buy		10,853,000	01/2012	UAG	0	(96)	(96)
Buy		362,104,429	07/2012	HUS	0	(3,479)	(3,479)
Sell	INR	81,654	11/2011	BRC	59	0	59
Buy		1,390,072	11/2011	CBK	0	(3,070)	(3,070)
Buy		700,000	11/2011	HUS	0	(1,127)	(1,127)
Buy		1,011,000	11/2011	JPM	0	(1,736)	(1,736)
Buy		1,000,000	11/2011	UAG	0	(2,031)	(2,031)
Sell	JPY	82,489,000	10/2011	BOA	0	(26,926)	(26,926)
Sell		49,556	10/2011	BRC	0	(13)	(13)
Buy		3,519	10/2011	CBK	0	0	0
Sell		63,879,362	10/2011	CBK	0	(20,261)	(20,261)
Buy		100,000,000	10/2011	DUB	25,579	0	25,579
Sell		38,606,900	10/2011	DUB	0	(12,335)	(12,335)
Sell		423,100	10/2011	JPM	0	(154)	(154)
Sell		405	10/2011	RBC	0	0	0
Sell		493,300	10/2011	UAG	0	(179)	(179)
Sell		697,000	11/2011	BRC	48	0	48
Sell		7,666,000	11/2011	CBK	120	(106)	14
Sell		2,585,000	11/2011	DUB	163	0	163
Sell		3,462,000	11/2011	JPM	222	0	222
Sell	KRW	32,282,590	11/2011	FBL	365	0	365
Buy		26,000,000	11/2011	GST	0	(2,027)	(2,027)
Buy		117,883,448	11/2011	JPM	0	(12,404)	(12,404)
Sell		20,663,190	11/2011	JPM	495	0	495
Sell		5,881,675	11/2011	MSC	374	0	374
Sell		58,490,010	11/2011	UAG	317	0	317
Buy		99,623,394	02/2012	UAG	0	(10,549)	(10,549)
Sell	MXN	338,184	11/2011	BRC	1,021	0	1,021
Buy		900,264	11/2011	CBK	0	(11,505)	(11,505)
Buy		1,666,583	11/2011	HUS	0	(21,139)	(21,139)
Sell		292,622	11/2011	HUS	1,192	0	1,192
Buy		1,166,700	11/2011	MSC	0	(13,957)	(13,957)
Sell		348,649	11/2011	MSC	470	0	470
Buy		59,680	11/2011	UAG	0	(715)	(715)
Sell		719,254	11/2011	UAG	1,364	0	1,364
Sell	MYR	22,155	11/2011	BRC	122	0	122
Sell		25,304	11/2011	CBK	144	0	144
Sell		5,376	11/2011	HUS	31	0	31
Buy		107,250	04/2012	UAG	0	(2,621)	(2,621)
Buy	PHP	284,122	11/2011	BRC	60	0	60
Buy		857,908	11/2011	CBK	82	(111)	(29)
Sell		1,864,108	11/2011	CBK	394	0	394

70	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	118,935	11/2011	DUB	$6	$0	$6
Buy		118,584	11/2011	GST	0	(2)	(2)
Buy		351,372	11/2011	JPM	40	(47)	(7)
Sell		117,369	11/2011	JPM	30	0	30
Buy		1,668,121	03/2012	CBK	0	(569)	(569)
Buy		170,000	03/2012	HUS	0	(53)	(53)
Buy		1,560,700	03/2012	JPM	0	(467)	(467)
Sell		73,984	03/2012	JPM	23	0	23
Buy		185,587	03/2012	MSC	0	(55)	(55)
Sell	SGD	9,968	12/2011	BRC	78	0	78
Buy		14,578	12/2011	CBK	0	(420)	(420)
Sell		17,434	12/2011	FBL	669	0	669
Sell		8,714	12/2011	GST	336	0	336
Buy		30,700	12/2011	RYL	0	(1,926)	(1,926)
Buy		134,845	12/2011	UAG	0	(8,804)	(8,804)
Sell		11,271	12/2011	UAG	81	0	81
Buy	TRY	118,402	10/2011	CBK	0	(8,242)	(8,242)
Sell		10,263	10/2011	CBK	0	(2)	(2)
Sell		19,913	10/2011	JPM	424	0	424
Sell		24,218	10/2011	MSC	16	0	16
Sell		9,887	10/2011	UAG	199	0	199
Buy	TWD	102,955	01/2012	BRC	0	(226)	(226)
Buy		60,000	01/2012	GST	0	(128)	(128)
Buy		70,000	01/2012	HUS	0	(149)	(149)
Buy		70,000	01/2012	JPM	0	(148)	(148)
Buy	ZAR	480,826	10/2011	BRC	0	(10,611)	(10,611)
Sell		48,986	10/2011	HUS	555	0	555
Sell		163,250	10/2011	JPM	553	0	553
Buy		44,843	01/2012	JPM	0	(681)	(681)

					$121,888	$(244,572)	$(122,684)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$210,838	$10,326	$221,164
Corporate Bonds & Notes
Banking & Finance	0	4,489,278	957	4,490,235
Industrials	0	1,174,629	1,669	1,176,298
Utilities	0	522,382	0	522,382
Convertible Bonds & Notes
Banking & Finance	0	23,705	0	23,705
Industrials	0	25,448	0	25,448
Municipal Bonds & Notes
California	0	42,610	0	42,610
Illinois	0	67,412	0	67,412
Louisiana	0	36,018	0	36,018
New Jersey	0	12,648	0	12,648
U.S. Government Agencies	0	4,337,142	2,368	4,339,510
U.S. Treasury Obligations	0	1,514,667	0	1,514,667
Mortgage-Backed Securities	0	1,733,434	33	1,733,467
Asset-Backed Securities	0	963,542	90,396	1,053,938
Sovereign Issues	0	1,575,106	0	1,575,106
Convertible Preferred Securities
Banking & Finance	34,742	0	0	34,742
Industrials	0	0	162	162
Preferred Securities
Banking & Finance	0	64,925	77,263	142,188
Short-Term Instruments
Certificates of Deposit	0	421,696	0	421,696

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Commercial Paper	$0	$84,648	$0	$84,648
Repurchase Agreements	0	21,325	0	21,325
Short-Term Notes	0	20,040	0	20,040
Japan Treasury Bills	0	1,289,298	0	1,289,298
Mexico Treasury Bills	0	20,421	0	20,421
U.S. Treasury Bills	0	73,558	0	73,558
PIMCO Short-Term Floating NAV Portfolio	5,812,967	0	0	5,812,967
	$5,847,709	$18,724,770	$183,174	$24,755,653

Short Sales, at value	$0	$(208,327)	$0	$(208,327)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	3,068	0	3,068
Foreign Exchange Contracts	0	121,888	0	121,888
Interest Rate Contracts	29,156	71,758	0	100,914
	$29,156	$196,714	$0	$225,870

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(109,685)	0	(109,685)
Foreign Exchange Contracts	0	(244,572)	0	(244,572)
Interest Rate Contracts	(5,018)	(31,069)	(4,762)	(40,849)
	$(5,018)	$(385,326)	$(4,762)	$(395,106)

Totals	$5,871,847	$18,327,831	$178,412	$24,378,090

See Accompanying Notes	Semiannual Report	September 30, 2011	71

Schedule of Investments PIMCO Low Duration Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$3,968	$6,394	$0	$2	$0	$(38)	$0	$0	$10,326	$(38)
Corporate Bonds & Notes
Banking & Finance	24,024	0	(22,679)	16	5,251	(5,175)	0	(480)	957	(135)
Industrials	2,219	372	(802)	(5)	(2)	(113)	0	0	1,669	(98)
U.S. Government Agencies	2,434	0	(73)	0	0	7	0	0	2,368	7
Mortgage-Backed Securities	34	0	(1)	0	0	0	0	0	33	0
Asset-Backed Securities	515,297	0	(65,720)	2,153	2,116	1,268	0	(364,718)	90,396	252
Convertible Preferred Securities
Industrials	0	0	0	0	0	162	0	0	162	162
Preferred Securities
Banking & Finance	77,881	0	0	0	0	(618)	0	0	77,263	(618)

	$625,857	$6,766	$(89,275)	$2,166	$7,365	$(4,507)	$0	$(365,198)	$183,174	$(468)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(8,739)	$0	$0	$0	$0	$3,977	$0	$0	$(4,762)	$3,976

Totals	$617,118	$6,766	$(89,275)	$2,166	$7,365	$(530)	$0	$(365,198)	$178,412	$3,508

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$132	$132
Unrealized appreciation on foreign currency contracts	0	0	0	121,888	0	121,888
Unrealized appreciation on OTC swap agreements	0	3,068	0	0	71,758	74,826

	$0	$3,068	$0	$121,888	$71,890	$196,846

Liabilities:
Written options outstanding	$0	$1,093	$0	$0	$35,343	$36,436
Variation margin payable on financial derivative instruments (2)	0	0	0	0	2,456	2,456
Unrealized depreciation on foreign currency contracts	0	0	0	244,572	0	244,572
Unrealized depreciation on OTC swap agreements	0	108,592	0	0	488	109,080

	$0	$109,685	$0	$244,572	$38,287	$392,544

72	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$15,354	$0	$63	$67,566	$82,983
Net realized (loss) on foreign currency transactions	0	0	0	(56,381)	0	(56,381)

	$0	$15,354	$0	$(56,318)	$67,566	$26,602

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(121,792)	$0	$(55)	$106,758	$(15,089)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	(148,821)	0	(148,821)

	$0	$(121,792)	$0	$(148,876)	$106,758	$(163,910)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $24,138 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(32,140)	$39,094	$6,954
BPS	(18,216)	15,927	(2,289)
BRC	26,616	(28,760)	(2,144)
CBK	(35,441)	46,761	11,320
DUB	26,795	(29,150)	(2,355)
FBF	(3,051)	2,929	(122)
FBL	(1,364)	1,446	82
GLM	(1,383)	1,030	(353)
GST	(16,294)	14,899	(1,395)
HUS	(65,104)	52,538	(12,566)
JPM	(20,504)	18,024	(2,480)
MSC	(3,738)	4,208	470
MYC	1,816	(4,060)	(2,244)
RBC	6,908	(5,040)	1,868
RYL	(6,269)	5,173	(1,096)
SOG	277	(420)	(143)
UAG	(27,505)	26,377	(1,128)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	73

Schedule of Investments PIMCO Low Duration Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 11.8%

BANKING & FINANCE 9.4%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$400	$424
American International Group, Inc.
0.360% due 10/18/2011	100	100
4.250% due 05/15/2013	1,000	999
4.950% due 03/20/2012	100	101
5.050% due 10/01/2015	10,900	10,683
ASIF Global Financing XIX
4.900% due 01/17/2013	3,600	3,648
Bank of America Corp.
0.616% due 08/15/2016	200	152
7.375% due 05/15/2014	700	722
Bear Stearns Cos. LLC
0.444% due 02/01/2012	1,100	1,100
CBA Capital Trust I
5.805% due 08/29/2049	7,500	7,211
CIT Group, Inc.
7.000% due 05/01/2014	6	6
7.000% due 05/01/2015	10	10
7.000% due 05/01/2016	17	17
7.000% due 05/01/2017	25	24
Citigroup, Inc.
1.136% due 02/15/2013	14,040	13,848
5.500% due 04/11/2013	1,400	1,441
5.625% due 08/27/2012	300	305
Goldman Sachs Group, Inc.
1.269% due 02/07/2014	3,300	3,164
JPMorgan Chase & Co.
1.097% due 05/02/2014	4,200	4,139
3.150% due 07/05/2016	1,500	1,493
JPMorgan Chase Bank N.A.
0.668% due 06/13/2016	700	643
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012	500	481
5.450% due 02/05/2013	700	694
Morgan Stanley
2.786% due 05/14/2013	7,800	7,546
National City Bank
0.703% due 06/07/2017	2,200	2,018
Pacific Life Global Funding
5.150% due 04/15/2013	2,300	2,404
PNC Preferred Funding Trust I
6.517% due 03/29/2049	400	312
Principal Life Income Funding Trusts
5.300% due 04/24/2013	300	318
Wachovia Corp.
5.500% due 05/01/2013	200	213
Wells Fargo & Co.
7.980% due 03/29/2049	10,800	11,178

		75,394

INDUSTRIALS 1.1%
Caterpillar, Inc.
0.468% due 05/21/2013	2,700	2,704
EOG Resources, Inc.
1.007% due 02/03/2014	2,300	2,320
Hewlett-Packard Co.
0.588% due 05/24/2013	3,100	3,066
PACCAR, Inc.
6.875% due 02/15/2014	100	114
Wal-Mart Stores, Inc.
4.250% due 04/15/2013	600	634

		8,838

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.3%
BellSouth Corp.
4.463% due 04/26/2021	$6,000	$6,110
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	1,900	1,977
Verizon Wireless Capital LLC
5.250% due 02/01/2012	2,700	2,738

		10,825

Total Corporate Bonds & Notes (Cost $93,344)		95,057

MUNICIPAL BONDS & NOTES 0.4%

ILLINOIS 0.2%
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	1,900	1,909

LOUISIANA 0.2%
Louisiana State Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	1,200	1,225

NEW JERSEY 0.0%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	100	100

Total Municipal Bonds & Notes (Cost $3,200)		3,234

U.S. GOVERNMENT AGENCIES 65.6%
Fannie Mae
0.585% due 07/25/2037	2,051	2,050
0.685% due 10/25/2030	94	94
0.815% due 06/25/2041	7,482	7,533
0.955% due 06/25/2037	1,965	1,986
0.975% due 03/25/2040	3,626	3,672
1.452% due 07/01/2042	209	210
1.502% due 09/01/2041	619	627
1.652% due 08/01/2030	128	131
2.000% due 09/21/2015	5,100	5,296
2.160% due 01/01/2035	254	265
2.250% due 03/15/2016	400	421
2.375% due 01/01/2024	111	116
2.477% due 07/01/2035	224	235
2.555% due 11/01/2034	1,228	1,304
2.819% due 06/01/2035	2,114	2,244
2.855% due 12/01/2034	1,042	1,088
4.000% due 05/01/2014 - 10/01/2041	23,196	24,460
4.375% due 10/15/2015	900	1,023
4.409% due 09/01/2028	137	141
4.500% due 01/01/2023 - 11/01/2041	38,883	41,314
5.000% due 01/01/2039 - 10/01/2041	163,000	175,501
5.500% due 01/01/2014 - 10/01/2041	127,377	138,274
5.700% due 08/01/2018	988	1,072
6.000% due 11/01/2016 - 10/01/2039	67,561	74,403
6.322% due 12/25/2042	148	179
6.500% due 09/01/2012	1	1
8.000% due 11/25/2023	113	134
9.250% due 10/25/2018	3	3
10.500% due 05/01/2012	1	1
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,653	1,719

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Housing Administration
7.430% due 07/01/2024	$800	$794
Freddie Mac
0.379% due 07/15/2019 - 08/15/2019	966	964
0.579% due 12/15/2030	103	103
0.629% due 06/15/2018	75	75
0.779% due 07/15/2041	7,700	7,740
0.839% due 07/15/2037	19,354	19,494
0.929% due 08/15/2037	2,822	2,851
0.949% due 05/15/2037	1,576	1,592
1.451% due 10/25/2044	875	901
1.452% due 02/25/2045	584	562
2.505% due 07/01/2035	352	371
2.590% due 07/01/2023	72	73
5.000% due 02/15/2020	95	98
5.500% due 07/01/2038	1,373	1,490
6.000% due 02/01/2016 - 01/01/2038	580	636
6.500% due 07/25/2043	1,112	1,292
8.500% due 06/01/2025	6	7
Ginnie Mae
0.730% due 09/20/2030	30	30
2.125% due 10/20/2025	280	291
2.375% due 04/20/2022 - 05/20/2027	561	583
2.625% due 07/20/2023 - 07/20/2030	507	526
7.000% due 11/15/2022	73	83
7.500% due 02/15/2022 - 03/15/2024	140	163
7.750% due 01/17/2030	18	22
8.000% due 03/15/2023 - 05/15/2024	27	32
9.000% due 07/20/2016 - 08/15/2030	71	81
Small Business Administration
4.310% due 04/01/2029	931	1,002

Total U.S. Government Agencies (Cost $523,954)		527,353

U.S. TREASURY OBLIGATIONS 13.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (e)(h)	32,361	33,431
0.625% due 07/15/2021	2,707	2,828
2.500% due 07/15/2016	1,566	1,800
U.S. Treasury Notes
0.125% due 09/30/2013 (e)(h)	38,700	38,612
1.375% due 09/30/2018	1,300	1,295
2.250% due 07/31/2018	600	634
2.625% due 08/15/2020	4,900	5,256
2.625% due 11/15/2020	2,000	2,142
3.000% due 02/28/2017	12,900	14,227
3.375% due 11/15/2019	500	568
3.500% due 05/15/2020 (e)	1,700	1,950
3.625% due 02/15/2020	1,200	1,381
3.625% due 02/15/2021	1,300	1,494

Total U.S. Treasury Obligations (Cost $105,955)		105,618

MORTGAGE-BACKED SECURITIES 6.9%
American Home Mortgage Investment Trust
2.218% due 02/25/2045	356	286
2.258% due 10/25/2034	1,038	882
Banc of America Funding Corp.
2.717% due 05/25/2035	2,653	2,649

74	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCRR Trust
4.230% due 12/22/2035	$1,381	$1,387
Bear Stearns Adjustable Rate Mortgage Trust
2.150% due 08/25/2035	1,208	1,125
2.731% due 03/25/2035	255	241
2.767% due 02/25/2033	33	26
2.866% due 01/25/2034	224	212
5.399% due 02/25/2036	193	166
5.557% due 04/25/2033	377	354
5.680% due 02/25/2033	23	21
Bear Stearns Alt-A Trust
2.599% due 05/25/2035	870	639
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	100	104
5.471% due 01/12/2045	200	221
Citigroup Mortgage Loan Trust, Inc.
0.585% due 05/25/2037	584	499
2.370% due 08/25/2035	349	319
2.450% due 08/25/2035	391	326
Commercial Mortgage Pass-Through Certificates
0.319% due 06/15/2022	80	77
5.306% due 12/10/2046	600	633
Countrywide Home Loan Mortgage Pass-Through Trust
2.528% due 02/20/2036	870	580
2.774% due 02/20/2035	551	429
3.033% due 11/25/2034	302	229
4.173% due 11/19/2033	164	154
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	81	64
4.807% due 06/25/2032	2	2
Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022	2,211	2,123
5.824% due 03/15/2039	100	105
5.903% due 06/15/2039	5,054	5,117
CW Capital Cobalt Ltd.
5.334% due 04/15/2047	646	654
First Horizon Alternative Mortgage Securities
2.323% due 06/25/2034	562	473
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046	67	62
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	100	106
5.444% due 03/10/2039	300	313
GS Mortgage Securities Corp.
1.142% due 03/06/2020	597	593
2.716% due 02/10/2021	1,700	1,706
4.295% due 01/10/2040	6,805	6,845
GSR Mortgage Loan Trust
2.428% due 06/25/2034	504	410
2.738% due 09/25/2035	2,318	2,142
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	100	104
5.882% due 02/15/2051	200	214
JPMorgan Mortgage Trust
5.018% due 02/25/2035	46	44
MASTR Adjustable Rate Mortgages Trust
2.721% due 11/21/2034	3,100	2,911
Mellon Residential Funding Corp.
0.659% due 08/15/2032	8,039	7,213
Merrill Lynch Mortgage Investors, Inc.
2.621% due 02/25/2035	763	706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	$400	$412
Morgan Stanley Capital
0.290% due 10/15/2020	81	81
5.809% due 12/12/2049	100	108
Prime Mortgage Trust
0.635% due 02/25/2019	13	13
0.635% due 02/25/2034	140	130
Structured Asset Mortgage Investments, Inc.
0.365% due 03/25/2037	629	335
0.480% due 07/19/2035	303	255
0.890% due 09/19/2032	250	207
9.153% due 06/25/2029	235	249
Structured Asset Securities Corp.
2.230% due 07/25/2032	5	4
2.655% due 10/25/2035	164	130
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046	876	872
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020	556	488
0.319% due 09/15/2021	287	277
WaMu Mortgage Pass-Through Certificates
0.505% due 12/25/2045	266	212
0.525% due 10/25/2045	179	138
0.972% due 01/25/2047	230	134
1.312% due 01/25/2046	1,141	865
1.442% due 11/25/2042	43	36
1.642% due 06/25/2042	89	68
2.579% due 03/25/2035	5,418	4,580
2.600% due 02/27/2034	592	560
Wells Fargo Mortgage-Backed Securities Trust
4.795% due 01/25/2035	1,464	1,355

Total Mortgage-Backed Securities (Cost $57,208)		54,975

ASSET-BACKED SECURITIES 5.5%
Amortizing Residential Collateral Trust
0.815% due 07/25/2032	43	37
Asset-Backed Funding Certificates
0.715% due 06/25/2035	382	372
Asset-Backed Securities Corp. Home Equity
0.510% due 09/25/2034	151	132
0.655% due 05/25/2035	5,604	5,473
1.879% due 03/15/2032	378	273
Bear Stearns Asset-Backed Securities Trust
0.295% due 01/25/2037	217	202
1.235% due 10/25/2037	749	450
Carrington Mortgage Loan Trust
0.285% due 01/25/2037	124	123
Chase Issuance Trust
1.847% due 09/15/2015	2,700	2,775
Citibank Omni Master Trust
2.329% due 05/16/2016	9,100	9,179
2.979% due 08/15/2018	4,200	4,398
Countrywide Asset-Backed Certificates
0.285% due 07/25/2037	433	422
0.415% due 09/25/2036	1,275	1,003
0.715% due 12/25/2031	115	57
Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036	33	23
Education Funding Capital Trust
0.617% due 03/16/2020	6,947	6,944

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fremont Home Loan Trust
0.295% due 01/25/2037	$29	$28
GSAMP Trust
0.305% due 12/25/2036	101	65
HSBC Asset Loan Obligation
0.295% due 12/25/2036	263	213
HSI Asset Securitization Corp. Trust
0.285% due 12/25/2036	185	178
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034	19	14
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035	890	890
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)	127	36
SLM Student Loan Trust
0.553% due 01/25/2015	32	32
1.753% due 04/25/2023	2,088	2,147
1.879% due 12/15/2017	1,183	1,187
2.350% due 04/15/2039	898	907
3.500% due 08/17/2043	1,010	1,004
6.229% due 07/15/2042	3,443	3,228
South Carolina Student Loan Corp.
1.076% due 03/02/2020	800	796
Structured Asset Securities Corp.
0.815% due 01/25/2033	34	29
Vanderbilt Mortgage Finance
0.874% due 05/07/2026	1,947	1,818

Total Asset-Backed Securities (Cost $45,429)		44,435

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049	500	516

Total Convertible Preferred Securities (Cost $360)		516

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
DG Funding Trust
0.837% due 12/31/2049	510	3,843

Total Preferred Securities (Cost $5,100)		3,843

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.8%

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$1,213	1,213

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.250% due 03/15/2014 valued at $1,242. Repurchase proceeds are $1,213.)

U.S. TREASURY BILLS 0.1%
0.009% due 02/09/2012 - 03/01/2012 (b)(f)	700	700

See Accompanying Notes	Semiannual Report	September 30, 2011	75

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 34.6%
27,763,998	$278,001

Total Short-Term Instruments (Cost $280,011)	279,914

Total Investments 138.8% (Cost $1,114,561)	$1,114,945

Written Options (j) (0.0%) (Premiums $1,418)	(257)

Other Assets and Liabilities (Net) (38.8%)	(311,154)

Net Assets 100.0%	$803,534

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $2,286 have been pledged as collateral as of September 30, 2011 for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $700 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $148,796 at a weighted average interest rate of -0.350%. On September 30, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $2,910 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	12	$(1)
90-Day Eurodollar December Futures	Long	12/2012	180	145
90-Day Eurodollar December Futures	Long	12/2013	115	255
90-Day Eurodollar June Futures	Long	06/2013	385	559
90-Day Eurodollar June Futures	Long	06/2014	25	72
90-Day Eurodollar March Futures	Long	03/2013	2,001	711
90-Day Eurodollar March Futures	Long	03/2014	116	302
90-Day Eurodollar September Futures	Long	09/2013	208	401
U.S. Treasury 10-Year Note December Futures	Long	12/2011	202	97
U.S. Treasury 10-Year Note December Futures	Short	12/2011	22	(46)

				$2,495

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2015	2.286%	$	10,000	$(474)	$(259)	$(215)
General Electric Capital Corp.	BOA	1.000%	09/20/2015	2.989%		10,000	(715)	(381)	(334)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	2.882%		300	7	0	7
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%		300	10	0	10
General Electric Capital Corp.	CBK	4.850%	12/20/2013	2.882%		400	17	0	17
General Electric Capital Corp.	DUB	4.230%	12/20/2013	2.882%		300	9	0	9
General Electric Capital Corp.	DUB	4.750%	12/20/2013	2.882%		400	17	0	17
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2012	5.102%		4,700	(181)	(136)	(45)
MetLife, Inc.	JPM	1.000%	09/20/2013	2.582%		2,300	(69)	(129)	60
MetLife, Inc.	JPM	1.000%	09/20/2015	3.199%		10,000	(792)	(562)	(230)

							$(2,171)	$(1,467)	$(704)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

76	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS	$	27,600	$340	$(8)	$348
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		500	42	33	9
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		500	42	33	9

							$424	$58	$366

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	53	$44	$(11)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	35,300	$181	$(58)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		7,300	15	(2)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,800	49	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		700	5	0
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		23,300	201	(16)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,100	88	(4)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,400	21	(1)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,000	78	(3)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		7,200	75	(4)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,700	40	(2)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,300	43	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		6,100	60	(4)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		14,300	125	(7)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		4,800	119	(7)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.750%	11/14/2011		9,600	24	(5)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		9,600	48	0
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,600	40	(2)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		3,800	20	0

								$1,232	$(121)

Straddle Options
Description	Counterparty	Exercise Level (4)	Expiration Date	Notional Amount		Premium (4)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	3,700	$19	$(14)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		3,400	17	(13)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		6,300	70	(64)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		3,300	36	(34)

						$142	$(125)

(4)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	521	$117,500	$1,429
Sales	219	93,100	522
Closing Buys	(665)	(27,300)	(469)
Expirations	0	0	0
Exercised	(22)	(10,700)	(64)

Balance at 09/30/2011	53	$172,600	$1,418

See Accompanying Notes	Semiannual Report	September 30, 2011	77

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

(k)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (5)
Fannie Mae	2.000%	09/21/2015	$5,100	$5,291	$(5,295)
Fannie Mae	6.000%	10/01/2041	9,000	9,951	(9,873)
U.S. Treasury Notes	2.625%	08/15/2020	3,700	3,961	(3,982)
U.S. Treasury Notes	3.000%	02/28/2017	12,900	14,227	(14,262)
U.S. Treasury Notes	3.625%	02/15/2020	1,200	1,385	(1,391)
U.S. Treasury Notes	3.625%	02/15/2021	1,300	1,499	(1,500)

				$36,314	$(36,303)

(5)	Market value includes $63 of interest payable on short sales.

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$75,394	$0	$75,394
Industrials	0	8,838	0	8,838
Utilities	0	10,825	0	10,825
Municipal Bonds & Notes
Illinois	0	1,909	0	1,909
Louisiana	0	1,225	0	1,225
New Jersey	0	100	0	100
U.S. Government Agencies	0	526,559	794	527,353
U.S. Treasury Obligations	0	105,618	0	105,618
Mortgage-Backed Securities	0	53,269	1,706	54,975
Asset-Backed Securities	0	44,435	0	44,435
Convertible Preferred Securities
Banking & Finance	516	0	0	516
Preferred Securities
Banking & Finance	0	0	3,843	3,843
Short-Term Instruments
Repurchase Agreements	0	1,213	0	1,213

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
U.S. Treasury Bills	$0	$700	$0	$700
PIMCO Short-Term Floating NAV Portfolio	278,001	0	0	278,001
	$278,517	$830,085	$6,343	$1,114,945

Short Sales, at value	$0	$(36,303)	$0	$(36,303)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	120	0	120
Interest Rate Contracts	2,542	366	0	2,908
	$2,542	$486	$0	$3,028

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(824)	0	(824)
Interest Rate Contracts	(47)	(132)	(125)	(304)
	$(47)	$(956)	$(125)	$(1,128)

Totals	$281,012	$793,312	$6,218	$1,080,542

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
U.S. Government Agencies	$809	$0	$(17)	$(1)	$0	$3	$0	$0	$794	$3
Mortgage-Backed Securities	0	1,696	0	0	0	10	0	0	1,706	10
Preferred Securities
Banking & Finance	3,874	0	0	0	0	(31)	0	0	3,843	(31)

	$4,683	$1,696	$(17)	$(1)	$0	$(18)	$0	$0	$6,343	$(18)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(229)	$0	$0	$0	$0	$104	$0	$0	$(125)	$104

Totals	$4,454	$1,696	$(17)	$(1)	$0	$86	$0	$0	$6,218	$86

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

78	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$22	$22
Unrealized appreciation on OTC swap agreements	0	120	0	0	366	486

	$0	$120	$0	$0	$388	$508

Liabilities:
Written options outstanding	$0	$0	$0	$0	$257	$257
Variation margin payable on financial derivative instruments (2)	0	0	0	0	142	142
Unrealized depreciation on OTC swap agreements	0	824	0	0	0	824

	$0	$824	$0	$0	$399	$1,223

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$249	$0	$0	$1,878	$2,127

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(2,129)	$0	$0	$4,719	$2,590

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,495 as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(723)	$728	$5
BPS	340	(330)	10
BRC	41	0	41
CBK	24	0	24
DUB	(38)	0	(38)
FBF	(5)	0	(5)
GLM	(16)	0	(16)
JPM	(1,531)	1,387	(144)
MYC	(56)	(40)	(96)
RYL	(29)	172	143

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	79

Schedule of Investments PIMCO Low Duration Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%
AGFS Funding Co.
5.500% due 05/10/2017		$1,200	$1,055
Georgia-Pacific LLC
2.352% due 12/22/2012		100	99

Total Bank Loan Obligations (Cost $1,294)			1,154

CORPORATE BONDS & NOTES 33.0%

BANKING & FINANCE 22.7%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		200	212
Ally Financial, Inc.
3.478% due 02/11/2014		100	92
6.000% due 12/15/2011		600	604
7.500% due 12/31/2013		100	102
American International Group, Inc.
1.783% due 07/19/2013	EUR	1,200	1,486
4.250% due 05/15/2013		$600	599
4.900% due 06/02/2014	CAD	1,200	1,127
Australia & New Zealand Banking Group Ltd.
1.119% due 05/08/2013		$700	702
Banco Bradesco S.A.
2.390% due 05/16/2014		200	194
Banco do Brasil S.A.
4.500% due 01/22/2015		100	103
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		200	201
Banco Santander Chile
2.875% due 11/13/2012		800	801
3.750% due 09/22/2015		400	400
Bank of America Corp.
0.616% due 08/15/2016		100	76
7.375% due 05/15/2014		200	206
Bank of Tokyo-Mitsubishi UFJ Ltd.
3.850% due 01/22/2015		400	426
Banque PSA Finance S.A.
2.146% due 04/04/2014		300	283
Barclays Bank PLC
5.000% due 09/22/2016		400	402
Bear Stearns Cos. LLC
0.444% due 02/01/2012		300	300
5.248% due 12/07/2012	AUD	100	96
BNP Paribas S.A.
0.646% due 04/08/2013		$1,200	1,152
BPCE S.A.
2.375% due 10/04/2013		100	97
BRFkredit A/S
0.499% due 04/15/2013		600	600
CIT Group, Inc.
7.000% due 05/01/2014		85	87
7.000% due 05/01/2015		252	251
7.000% due 05/01/2016		88	85
7.000% due 05/01/2017		123	119
Citigroup Capital XXI
8.300% due 12/21/2077		800	786
Citigroup, Inc.
1.136% due 02/15/2013		2,800	2,762
1.696% due 01/13/2014		300	292
5.500% due 04/11/2013		700	721
5.625% due 08/27/2012		200	204
Commonwealth Bank of Australia
0.666% due 07/12/2013		1,300	1,300
Countrywide Financial Corp.
5.800% due 06/07/2012		300	301

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DanFin Funding Ltd.
0.950% due 07/16/2013		$1,400	$1,400
Danske Bank A/S
2.500% due 05/10/2012		500	506
Dexia Credit Local S.A.
0.733% due 04/29/2014		600	565
FIH Erhvervsbank A/S
0.708% due 06/13/2013		2,300	2,300
First Horizon National Corp.
5.375% due 12/15/2015		200	203
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		800	804
7.000% due 04/15/2015		100	105
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	271
Goldman Sachs Group, Inc.
1.905% due 02/04/2013		100	128
1.962% due 01/30/2017		700	778
5.250% due 07/27/2021		$700	693
5.375% due 03/15/2020		700	697
HSBC Finance Corp.
1.804% due 04/05/2013	EUR	1,000	1,304
Industrial Bank of Korea
3.750% due 09/29/2016		$800	791
ING Bank NV
1.397% due 03/15/2013		700	696
1.737% due 06/09/2014		200	197
3.900% due 03/19/2014		300	322
International Lease Finance Corp.
5.400% due 02/15/2012		100	100
6.500% due 09/01/2014		1,600	1,608
Intesa Sanpaolo SpA
2.708% due 02/24/2014		300	270
JPMorgan Chase & Co.
3.150% due 07/05/2016		2,300	2,289
4.650% due 06/01/2014		300	318
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	200	271
3.875% due 01/21/2019		400	594
4.375% due 07/04/2018		200	304
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$300	74
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		700	673
5.450% due 02/05/2013		700	694
5.571% due 10/04/2012		1,100	1,128
6.050% due 08/15/2012		400	404
MetLife Institutional Funding II
1.146% due 04/04/2014		1,000	1,000
Morgan Stanley
2.786% due 05/14/2013		2,400	2,322
Nationwide Building Society
1.757% due 12/22/2016	EUR	1,800	2,304
2.500% due 08/17/2012		$200	203
Pacific Life Global Funding
5.150% due 04/15/2013		1,200	1,254
PNC Preferred Funding Trust I
6.517% due 03/29/2049		200	156
Qatari Diar Finance QSC
3.500% due 07/21/2015		600	621
Royal Bank of Scotland Group PLC
0.529% due 10/14/2016		100	71
6.990% due 10/29/2049		700	448
SLM Corp.
1.858% due 06/17/2013	EUR	150	191
5.391% due 04/01/2014		$100	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Springleaf Finance Corp.
0.597% due 12/15/2011	$1,700	$1,678
Waha Aerospace BV
3.925% due 07/28/2020	720	742
Wells Fargo & Co.
7.980% due 03/29/2049	4,100	4,244
Westpac Banking Corp.
2.250% due 11/19/2012	1,300	1,318

		54,302

INDUSTRIALS 7.5%
Chesapeake Energy Corp.
9.500% due 02/15/2015	100	113
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	200	220
Daimler Finance North America LLC
7.300% due 01/15/2012	1,900	1,933
Deutsche Telekom International Finance BV
5.250% due 07/22/2013	900	951
El Paso Corp.
7.875% due 06/15/2012	200	208
EOG Resources, Inc.
1.007% due 02/03/2014	900	908
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	200	212
Gazprom OAO Via Gaz Capital S.A.
7.510% due 07/31/2013	500	526
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	800	847
General Mills, Inc.
6.470% due 10/15/2012	2,000	2,090
Hewlett-Packard Co.
0.588% due 05/24/2013	1,000	989
Hutchison Whampoa International Ltd.
6.500% due 02/13/2013	2,000	2,127
Kraft Foods, Inc.
2.625% due 05/08/2013	1,200	1,225
MeadWestvaco Corp.
6.850% due 04/01/2012	300	303
PACCAR, Inc.
6.875% due 02/15/2014	700	796
Shell International Finance BV
3.100% due 06/28/2015	800	850
Time Warner Cable, Inc.
6.200% due 07/01/2013	2,000	2,162
Time Warner, Inc.
3.150% due 07/15/2015	300	311
Volkswagen International Finance NV
0.824% due 10/01/2012	700	701
WM Wrigley Jr. Co.
3.050% due 06/28/2013	500	511

		17,983

UTILITIES 2.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
7.700% due 08/07/2013	1,100	1,168
BP Capital Markets PLC
3.125% due 03/10/2012	800	807
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	100	113
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	200	223
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	500	520

80	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NRG Energy, Inc.
8.250% due 09/01/2020	$500	$475
Qtel International Finance Ltd.
3.375% due 10/14/2016	300	302
Qwest Corp.
8.875% due 03/15/2012	2,100	2,176
Verizon Wireless Capital LLC
5.250% due 02/01/2012	1,000	1,014

		6,798

Total Corporate Bonds & Notes (Cost $79,533)		79,083

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%
Transocean, Inc.
1.500% due 12/15/2037	1,000	991

Total Convertible Bonds & Notes (Cost $931)		991

MUNICIPAL BONDS & NOTES 0.7%

ILLINOIS 0.5%
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	1,100	1,105

LOUISIANA 0.2%
Louisiana State Revenue Bonds, (BABs), Series 2009
3.000% due 05/01/2043	400	408

NEW JERSEY 0.0%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	100	101

Total Municipal Bonds & Notes (Cost $1,600)		1,614

U.S. GOVERNMENT AGENCIES 24.9%
Fannie Mae
0.335% due 01/25/2021	234	234
0.435% due 10/27/2037	1,900	1,889
0.585% due 07/25/2037 - 09/25/2042	1,538	1,538
0.635% due 05/25/2031	85	85
0.700% due 06/25/2021	8	8
0.815% due 06/25/2041	2,273	2,288
0.965% due 06/25/2040	1,022	1,033
0.975% due 03/25/2040	1,230	1,246
0.985% due 01/25/2040	2,146	2,172
1.150% due 06/25/2021 - 09/25/2021	44	44
1.452% due 07/01/2042	38	39
1.502% due 09/01/2041	112	114
1.652% due 09/01/2040	19	19
2.145% due 11/01/2034	27	28
2.164% due 11/01/2035	27	28
2.221% due 05/01/2035	45	47
2.425% due 03/01/2035	10	10
2.477% due 07/01/2035 - 11/01/2035	135	142
2.500% due 08/01/2035	277	291
3.365% due 08/01/2029	134	136
4.000% due 01/01/2014 - 10/01/2041	9,970	10,474
4.500% due 05/01/2041 - 10/01/2041	3,000	3,187
5.000% due 03/25/2017 - 10/01/2041	14,938	16,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/01/2025 - 10/01/2041	$7,786	$8,453
5.784% due 02/01/2031	36	39
6.000% due 03/01/2017 - 10/01/2041	3,806	4,175
6.322% due 12/25/2042	13	16
FDIC Structured Sale Guaranteed Notes
0.721% due 11/29/2037	1,336	1,327
2.980% due 12/06/2020	696	724
Freddie Mac
0.275% due 12/25/2036	238	237
0.379% due 07/15/2019 - 08/15/2019	350	350
0.579% due 12/15/2030	14	14
0.629% due 06/15/2018	21	22
0.679% due 11/15/2030	8	8
0.939% due 10/15/2037	429	434
1.452% due 02/25/2045	83	80
2.408% due 08/01/2035	215	225
2.468% due 06/01/2035	198	208
2.505% due 07/01/2035	76	80
5.500% due 06/01/2035 - 07/01/2038	1,580	1,717
6.000% due 03/01/2016 - 08/01/2016	29	32
6.500% due 07/25/2043	137	159
Ginnie Mae
0.779% due 12/16/2025	6	6
2.000% due 02/20/2032	29	30
2.375% due 06/20/2027 - 05/20/2030	60	62
8.500% due 10/20/2026	10	12

Total U.S. Government Agencies (Cost $59,028)		59,535

U.S. TREASURY OBLIGATIONS 7.2%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (e)(f)(g)	9,827	10,151
0.625% due 07/15/2021 (g)	802	838
2.500% due 07/15/2016	447	514
U.S. Treasury Notes
2.625% due 08/15/2020	2,100	2,253
2.625% due 11/15/2020	900	964
3.375% due 11/15/2019	200	227
3.500% due 05/15/2020 (g)	700	803
3.625% due 02/15/2020	700	804
3.625% due 02/15/2021	500	575

Total U.S. Treasury Obligations (Cost $17,158)		17,129

MORTGAGE-BACKED SECURITIES 7.4%
American Home Mortgage Investment Trust
2.218% due 02/25/2045	45	36
2.258% due 10/25/2034	187	159
Banc of America Funding Corp.
0.515% due 07/25/2037	306	200
2.717% due 05/25/2035	1,179	1,177
Banc of America Large Loan, Inc.
1.979% due 11/15/2015	97	86
Banc of America Mortgage Securities, Inc.
2.899% due 03/25/2033	896	827
BCRR Trust
4.230% due 12/22/2035	699	702
Bear Stearns Adjustable Rate Mortgage Trust
2.733% due 08/25/2035	112	77
2.767% due 02/25/2033	3	3
2.866% due 01/25/2034	34	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.557% due 04/25/2033		$46	$43
5.680% due 02/25/2033		2	2
Bear Stearns Alt-A Trust
2.599% due 05/25/2035		155	114
2.772% due 09/25/2035		38	26
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		100	104
5.471% due 01/12/2045		300	331
Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037		145	79
2.500% due 12/25/2035		44	38
2.660% due 12/25/2035		69	60
Commercial Mortgage Pass-Through Certificates
0.319% due 06/15/2022		34	32
5.306% due 12/10/2046		400	422
Countrywide Home Loan Mortgage Pass-Through Trust
2.528% due 02/20/2036		137	92
2.774% due 02/20/2035		203	158
3.033% due 11/25/2034		116	88
Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022		474	455
5.824% due 03/15/2039		100	105
CW Capital Cobalt Ltd.
5.334% due 04/15/2047		287	291
GMAC Mortgage Corp. Loan Trust
2.879% due 11/19/2035		65	56
Gracechurch Mortgage Financing PLC
0.378% due 11/20/2056		1,465	1,456
Granite Master Issuer PLC
0.330% due 12/20/2054		135	128
0.370% due 12/20/2054		945	896
0.838% due 12/20/2054	GBP	180	263
Granite Mortgages PLC
1.305% due 09/20/2044		78	116
Greenpoint Mortgage Funding Trust
0.315% due 01/25/2047 (a)		$16	15
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	106
5.444% due 03/10/2039		300	313
GS Mortgage Securities Corp.
1.142% due 03/06/2020		227	226
GSR Mortgage Loan Trust
2.428% due 06/25/2034		72	58
2.738% due 09/25/2035		348	321
5.151% due 11/25/2035		583	533
JPMorgan Chase Commercial Mortgage Securities Corp.
5.882% due 02/15/2051		300	320
JPMorgan Mortgage Trust
5.750% due 01/25/2036		157	148
Mellon Residential Funding Corp.
0.669% due 12/15/2030		319	292
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		300	309
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		27	22
Morgan Stanley Capital
0.290% due 10/15/2020		32	32
5.809% due 12/12/2049		100	108
Opera Finance PLC
1.063% due 04/25/2017	GBP	169	233
Prime Mortgage Trust
0.635% due 02/25/2019		$3	3
0.635% due 02/25/2034		16	14

See Accompanying Notes	Semiannual Report	September 30, 2011	81

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
1.652% due 01/25/2035		$115	$70
2.488% due 02/25/2034		155	139
2.502% due 08/25/2034		219	194
Structured Asset Mortgage Investments, Inc.
0.365% due 03/25/2037		229	122
0.480% due 07/19/2035		93	74
0.515% due 02/25/2036		51	27
Structured Asset Securities Corp.
2.303% due 01/25/2032		3	3
2.655% due 10/25/2035		920	730
UBS Commercial Mortgage Trust
1.129% due 07/15/2024		289	270
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020		247	217
0.319% due 09/15/2021		492	475
WaMu Mortgage Pass-Through Certificates
0.505% due 12/25/2045		49	39
0.525% due 10/25/2045		307	237
0.620% due 11/25/2034		159	121
0.972% due 01/25/2047		58	33
1.448% due 05/25/2041		12	10
1.642% due 06/25/2042		42	32
2.838% due 09/25/2046		108	78
Washington Mutual MSC Mortgage Pass-Through Certificates
2.262% due 02/25/2033		5	4
Wells Fargo Mortgage-Backed Securities Trust
2.720% due 06/25/2035		521	482
2.724% due 10/25/2035		1,814	1,597
4.621% due 01/25/2034		1,058	1,048

Total Mortgage-Backed Securities (Cost $18,200)			17,710

ASSET-BACKED SECURITIES 3.7%
Atrium CDO Corp.
0.682% due 06/27/2015		372	356
Babson CLO Ltd.
0.606% due 11/15/2016		296	287
Bear Stearns Asset-Backed Securities Trust
0.295% due 01/25/2037		62	58
1.235% due 10/25/2037		312	188
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	800	1,071
Citibank Omni Master Trust
2.329% due 05/16/2016		$1,700	1,715
Countrywide Asset-Backed Certificates
0.715% due 12/25/2031		19	10
Dryden Leveraged Loan CDO
0.548% due 05/22/2017		494	470
GE-WMC Mortgage Securities LLC
0.275% due 08/25/2036		5	1
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.494% due 08/07/2021		1,100	1,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Landmark CDO Ltd.
0.719% due 01/15/2016		$129	$126
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		6	4
Morgan Stanley ABS Capital
0.285% due 07/25/2036		24	7
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		356	356
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)		64	18
SLM Student Loan Trust
1.688% due 10/25/2023	EUR	800	1,003
1.788% due 12/15/2023		623	800
6.229% due 07/15/2042		$1,082	1,014
South Carolina Student Loan Corp.
1.076% due 03/02/2020		300	298
Structured Asset Investment Loan Trust
0.595% due 10/25/2035		84	59

Total Asset-Backed Securities (Cost $9,297)			8,881

SOVEREIGN ISSUES 4.9%
Brazil Government International Bond
10.250% due 01/10/2028	BRL	400	224
Canada Government Bond
2.000% due 06/01/2016	CAD	1,600	1,573
2.750% due 09/01/2016		200	203
3.000% due 12/01/2015		2,000	2,042
3.250% due 06/01/2021		100	105
3.750% due 06/01/2019		100	108
Canada Housing Trust No. 1
2.450% due 12/15/2015		3,100	3,066
2.750% due 09/15/2014		200	199
Export-Import Bank of Korea
8.125% due 01/21/2014		$1,100	1,234
Hydro Quebec
2.000% due 06/30/2016		1,800	1,840
Korea Development Bank
3.250% due 03/09/2016		700	679
Province of Ontario Canada
4.000% due 06/02/2021	CAD	200	205
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	100	135

Total Sovereign Issues (Cost $11,673)			11,613

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.837% due 12/31/2049		65	490

Total Preferred Securities (Cost $687)			490

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 32.7%

CERTIFICATES OF DEPOSIT 1.2%
Bank of Nova Scotia
0.550% due 10/18/2012		$600	$603
Intesa Sanpaolo SpA
2.375% due 12/21/2012		1,200	1,166
Itau Unibanco Holding S.A.
0.000% due 12/12/2011		400	399
0.000% due 02/06/2012		800	796

			2,964

COMMERCIAL PAPER 0.5%
Erste Abwicklungsanstalt
0.356% due 01/11/2012		1,200	1,199

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 10/03/2011		782	782

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 4.250% due 08/15/2015 valued at $800. Repurchase proceeds are $782.)

SHORT-TERM NOTES 1.1%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		700	698
Pacific Gas & Electric Co.
0.826% due 10/11/2011		1,800	1,800

			2,498

JAPAN TREASURY BILLS 2.6%
0.093% due 10/11/2011 - 11/14/2011 (b)	JPY	470,000	6,093

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	3,200	230

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.9%
		6,416,412	64,248

Total Short-Term Instruments (Cost $77,901)			78,014

Total Investments 115.6% (Cost $277,302)			$276,214

Written Options (i) (0.0%) (Premiums $645)			(125)

Other Assets and Liabilities (Net) (15.6%)			(37,182)

Net Assets 100.0%			$238,907

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $1,260 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

82	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $2,335 at a weighted average interest rate of 0.160%. On September 30, 2011, securities valued at $2,326 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,329 and cash of $31 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	5	$0
90-Day Eurodollar December Futures	Long	12/2012	217	158
90-Day Eurodollar December Futures	Long	12/2013	7	15
90-Day Eurodollar June Futures	Long	06/2013	113	162
90-Day Eurodollar June Futures	Long	06/2014	1	3
90-Day Eurodollar March Futures	Long	03/2013	390	(51)
90-Day Eurodollar March Futures	Long	03/2014	6	16
90-Day Eurodollar September Futures	Long	09/2012	133	63
90-Day Eurodollar September Futures	Long	09/2013	12	24
U.S. Treasury 10-Year Note December Futures	Long	12/2011	68	51

				$441

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2016	2.372%	$	200	$(12)	$(3)	$(9)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		600	(25)	(1)	(24)
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.931%		200	(8)	0	(8)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		600	(18)	(6)	(12)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.880%		200	(7)	(1)	(6)
Brazil Government International Bond	HUS	1.000%	06/20/2016	1.931%		700	(29)	(1)	(28)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		100	(3)	(1)	(2)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	CBK	1.000%	06/20/2016	1.918%		200	(8)	2	(10)
China Government International Bond	JPM	1.000%	06/20/2016	1.918%		400	(16)	4	(20)
China Government International Bond	UAG	1.000%	06/20/2016	1.918%		200	(8)	2	(10)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.111%		400	(2)	0	(2)
Export-Import Bank of China	DUB	1.000%	12/20/2016	3.068%		300	(28)	(24)	(4)
France Government Bond	CBK	0.250%	12/20/2015	1.713%		100	(6)	(3)	(3)
France Government Bond	CBK	0.250%	09/20/2016	1.825%		300	(21)	(17)	(4)
France Government Bond	DUB	0.250%	09/20/2016	1.825%		900	(66)	(57)	(9)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		700	(51)	(27)	(24)
France Government Bond	MYC	0.250%	09/20/2016	1.825%		1,200	(87)	(42)	(45)
Gazprom Via Gaz Capital S.A.	MYC	0.860%	11/20/2011	2.276%		400	0	0	0
General Electric Capital Corp.	BPS	1.250%	03/20/2013	2.673%		100	(2)	0	(2)
General Electric Capital Corp.	BPS	1.300%	03/20/2013	2.673%		100	(2)	0	(2)
General Electric Capital Corp.	BRC	4.400%	12/20/2013	2.882%		100	3	0	3
General Electric Capital Corp.	BRC	4.700%	12/20/2013	2.882%		200	8	0	8
General Electric Capital Corp.	CBK	4.000%	12/20/2013	2.882%		300	8	0	8
General Electric Capital Corp.	CBK	4.200%	12/20/2013	2.882%		300	9	0	9
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%		200	7	0	7
General Electric Capital Corp.	DUB	4.230%	12/20/2013	2.882%		300	9	0	9
Japan Government International Bond	BOA	1.000%	12/20/2015	1.312%		500	(6)	9	(15)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		900	(13)	13	(26)
Japan Government International Bond	BRC	1.000%	06/20/2015	1.247%		400	(4)	6	(10)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.354%		1,200	(18)	16	(34)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		1,200	(18)	10	(28)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.312%		400	(5)	7	(12)
Japan Government International Bond	UAG	1.000%	12/20/2015	1.312%		500	(6)	8	(14)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%		500	(19)	(3)	(16)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		200	0	(2)	2
Republic of Germany Government Bond	CBK	0.250%	09/20/2016	1.104%		1,800	(73)	(39)	(34)
Republic of Germany Government Bond	MYC	0.250%	09/20/2016	1.104%		2,200	(89)	(63)	(25)
Republic of Italy Government Bond	BPS	1.000%	06/20/2016	4.686%		800	(116)	(17)	(99)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		100	(10)	(6)	(4)
Spain Government International Bond	CBK	1.000%	06/20/2016	3.799%		800	(90)	(49)	(41)
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.496%	EUR	900	(14)	(17)	3
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.722%	$	300	3	2	1
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.850%		500	4	6	(3)

See Accompanying Notes	Semiannual Report	September 30, 2011	83

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%	$	400	$3	$8	$(5)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.722%		100	1	1	0
United Kingdom Gilt	GST	1.000%	03/20/2016	0.850%		300	2	5	(3)
United Kingdom Gilt	GST	1.000%	09/20/2016	0.912%		600	2	10	(8)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		700	6	3	4
United Kingdom Gilt	MYC	1.000%	09/20/2016	0.912%		2,700	12	25	(13)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		700	4	12	(8)

							$(813)	$(235)	$(578)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	900	$50	$108	$(58)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		200	11	25	(14)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		700	39	78	(39)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		900	50	113	(63)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		300	18	39	(21)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		600	37	75	(38)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	13	25	(12)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		100	6	13	(7)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		400	24	52	(28)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		300	19	38	(19)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,061	9	0	9
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		96	0	0	0
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	3,900	(210)	(105)	(105)

						$66	$461	$(395)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS	$	8,500	$105	$(2)	$107
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	400	0	0	0
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		800	0	0	1
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		600	1	0	1
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		1,500	9	(3)	12
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		500	4	0	4
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		300	5	0	5
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		200	3	0	3
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		1,600	26	1	25
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		600	9	0	9
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		2,500	38	3	35
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		300	5	0	5
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		2,500	36	4	32
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		300	6	1	5
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	4	1	3
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		1,600	35	2	33
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		1,200	23	4	19

84	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC	BRL	3,500	$71	$3	$68
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		500	(1)	(2)	1
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		1,100	0	(2)	2
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		200	0	0	0
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		7,000	13	(4)	17
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		300	1	0	1
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		1,700	16	1	15
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		1,300	19	0	19
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		200	4	0	4
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		400	9	0	9
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		200	4	0	4
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		100	3	1	2
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BPS		1,800	43	0	43
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC	$	200	16	13	3
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		200	17	13	3

							$524	$34	$490

(i)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	99	$81	$(21)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	10,900	$56	$(18)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		2,700	6	(1)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,200	19	(2)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	0
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		8,700	75	(6)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,700	34	(2)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	0
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,000	22	(1)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,800	40	(2)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	11	0
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	11	0
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,800	28	(2)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,300	35	(2)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(6)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(2)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		1,200	6	0

								$477	$(44)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BOA	Buy	0.850%	12/21/2011	$	4,400	$6	$(2)
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011		500	0	0
Call - OTC CDX.IG-16 5-Year Index	BRC	Buy	0.850%	12/21/2011		8,200	12	(4)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.850%	12/21/2011		4,400	7	(2)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		900	1	(1)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		4,900	7	(3)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		600	0	(1)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		300	0	0

							$33	$(13)

See Accompanying Notes	Semiannual Report	September 30, 2011	85

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	1,400	$ 7	$(5)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,300	7	(5)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		2,400	27	(24)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		1,200	13	(13)

						$ 54	$(47)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premium
Balance at 03/31/2011	297	$	53,100	EUR	3,900	$723
Sales	30		37,500		0	112
Closing Buys	(228)		(9,600)		(3,900)	(190)
Expirations	0		0		0	0
Exercised	0		0		0	0

Balance at 09/30/2011	99	$	81,000	EUR	0	$645

(j)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
U.S. Treasury Notes	2.625%	08/15/2020	$1,600	$1,713	$(1,722)
U.S. Treasury Notes	3.625%	02/15/2020	700	808	(811)
U.S. Treasury Notes	3.625%	02/15/2021	500	576	(579)

				$3,097	$(3,112)

(6)	Market value includes $11 of interest payable on short sales.

(k)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	70	11/2011	CBK	$1	$0	$1
Buy	BRL	5,220	11/2011	HUS	0	(455)	(455)
Buy	CAD	1,000	10/2011	CBK	0	(16)	(16)
Sell		700	10/2011	JPM	9	0	9
Sell		403	10/2011	UAG	7	0	7
Sell		1,417	11/2011	CBK	18	0	18
Sell		1,168	11/2011	DUB	63	0	63
Sell		8	11/2011	GST	0	0	0
Sell		5	11/2011	MSC	0	0	0
Sell		2,267	11/2011	RBC	105	0	105
Buy	CNY	133	11/2011	BRC	0	0	0
Buy		803	11/2011	CBK	2	0	2
Buy		500	11/2011	JPM	0	0	0
Buy		1,270	06/2012	CBK	0	(2)	(2)
Buy		638	06/2012	DUB	0	(2)	(2)
Buy		5,111	06/2012	HUS	0	(3)	(3)
Buy		8,960	06/2012	JPM	0	(4)	(4)
Buy		1,276	06/2012	MSC	0	(1)	(1)
Buy		6,098	02/2013	DUB	0	(14)	(14)
Sell	EUR	196	10/2011	BPS	15	0	15
Sell		1,163	10/2011	BRC	89	0	89
Sell		870	10/2011	CBK	29	0	29
Sell		200	10/2011	DUB	14	0	14
Buy		503	10/2011	FBL	0	(36)	(36)
Sell		4,452	10/2011	FBL	252	0	252
Sell		4,452	10/2011	MSC	240	0	240
Buy		800	10/2011	RBC	0	(67)	(67)
Buy		101	10/2011	UAG	0	(11)	(11)
Sell	GBP	932	12/2011	CBK	40	0	40

86	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	IDR	3,659,000	10/2011	HUS	$4	$0	$4
Sell		892,000	10/2011	UAG	3	0	3
Buy		2,114,920	01/2012	BOA	0	(11)	(11)
Buy		1,082,000	01/2012	DUB	0	(11)	(11)
Buy		1,108,000	01/2012	HUS	0	(10)	(10)
Buy		524,000	01/2012	UAG	0	(5)	(5)
Buy		5,446,766	07/2012	HUS	0	(41)	(41)
Buy	INR	41,360	11/2011	UAG	0	(84)	(84)
Buy	JPY	11,489	10/2011	BPS	4	0	4
Sell		200,104	10/2011	BRC	0	(53)	(53)
Buy		329,072	10/2011	CBK	172	0	172
Sell		16,600	10/2011	CBK	0	(6)	(6)
Sell		336,300	10/2011	DUB	0	(200)	(200)
Sell		139,926	10/2011	FBL	0	(38)	(38)
Sell		16,600	10/2011	JPM	0	(6)	(6)
Sell		100	10/2011	RYL	0	0	0
Sell		20,500	10/2011	UAG	0	(7)	(7)
Sell		10,000	11/2011	BOA	0	0	0
Sell		18,000	11/2011	BRC	0	0	0
Sell		20,000	11/2011	CBK	0	0	0
Sell		16,000	11/2011	DUB	0	0	0
Sell		16,000	11/2011	UAG	0	0	0
Sell	KRW	118,380	11/2011	FBL	1	0	1
Buy		2,488,899	11/2011	JPM	0	(256)	(256)
Sell		831,833	11/2011	JPM	3	0	3
Sell	MXN	1,358	11/2011	BRC	3	0	3
Buy		1,194	11/2011	HUS	0	(14)	(14)
Sell		1,350	11/2011	JPM	3	0	3
Buy		38,180	11/2011	MSC	0	(491)	(491)
Sell		2,702	11/2011	MSC	6	0	6
Sell		10,753	11/2011	UAG	28	0	28
Sell	MYR	636	11/2011	BRC	3	0	3
Buy		1,292	04/2012	JPM	0	(28)	(28)
Buy	PHP	3,310	11/2011	BRC	1	0	1
Buy		7,664	11/2011	CBK	0	(1)	(1)
Sell		13,083	11/2011	CBK	2	0	2
Buy		2,202	11/2011	DUB	0	0	0
Buy		4,392	11/2011	GST	0	0	0
Buy		30,858	03/2012	CBK	0	(8)	(8)
Buy		2,985	03/2012	HUS	0	(1)	(1)
Buy		1,415	03/2012	MSC	0	0	0
Sell	SGD	129	12/2011	BRC	1	0	1
Buy		127	12/2011	CBK	0	(4)	(4)
Sell		125	12/2011	FBL	5	0	5
Buy		300	12/2011	RYL	0	(19)	(19)
Buy		1,388	12/2011	UAG	0	(90)	(90)
Sell		130	12/2011	UAG	1	0	1
Sell	TRY	187	10/2011	CBK	0	0	0
Sell		180	10/2011	DUB	3	0	3
Buy		1,203	10/2011	HUS	0	(71)	(71)
Sell		179	10/2011	JPM	4	0	4
Buy	TWD	2,537	01/2012	BRC	0	(5)	(5)
Buy	ZAR	4,658	10/2011	HUS	0	(87)	(87)
Sell		742	10/2011	HUS	9	0	9
Sell		809	10/2011	JPM	0	0	0
Buy		760	01/2012	JPM	0	(12)	(12)

					$1,140	$(2,170)	$(1,030)

See Accompanying Notes	Semiannual Report	September 30, 2011	87

Schedule of Investments PIMCO Low Duration Fund III (Cont.)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$1,154	$0	$1,154
Corporate Bonds & Notes
Banking & Finance	0	54,302	0	54,302
Industrials	0	17,983	0	17,983
Utilities	0	6,798	0	6,798
Convertible Bonds & Notes
Industrials	0	991	0	991
Municipal Bonds & Notes
Illinois	0	1,105	0	1,105
Louisiana	0	408	0	408
New Jersey	0	101	0	101
U.S. Government Agencies	0	58,208	1,327	59,535
U.S. Treasury Obligations	0	17,129	0	17,129
Mortgage-Backed Securities	0	17,710	0	17,710
Asset-Backed Securities	0	8,399	482	8,881
Sovereign Issues	0	11,613	0	11,613
Preferred Securities
Banking & Finance	0	0	490	490
Short-Term Instruments
Certificates of Deposit	0	2,964	0	2,964
Commercial Paper	0	1,199	0	1,199
Repurchase Agreements	0	782	0	782

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Notes	$0	$2,498	$0	$2,498
Japan Treasury Bills	0	6,093	0	6,093
Mexico Treasury Bills	0	230	0	230
PIMCO Short-Term Floating NAV Portfolio	64,248	0	0	64,248
	$64,248	$209,667	$2,299	$276,214

Short Sales, at value	$0	$(3,112)	$0	$(3,112)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	63	0	63
Foreign Exchange Contracts	0	1,140	0	1,140
Interest Rate Contracts	492	490	0	982
	$492	$1,693	$0	$2,185

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,049)	0	(1,049)
Foreign Exchange Contracts	0	(2,170)	0	(2,170)
Interest Rate Contracts	(51)	(65)	(47)	(163)
	$(51)	$(3,284)	$(47)	$(3,382)

Totals	$64,689	$204,964	$2,252	$271,905

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
U.S. Government Agencies	$1,571	$0	$(236)	$0	$0	$(8)	$0	$0	$1,327	$(8)
Asset-Backed Securities	1,220	0	(350)	3	12	(2)	356	(757)	482	3
Preferred Securities
Banking & Finance	494	0	0	0	0	(4)	0	0	490	(4)

	$3,285	$0	$(586)	$3	$12	$(14)	$356	$(757)	$2,299	$(9)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(86)	$0	$0	$0	$0	$39	$0	$0	$(47)	$39

Totals	$3,199	$0	$(586)	$3	$12	$25	$356	$(757)	$2,252	$30

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

88	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$7	$7
Unrealized appreciation on foreign currency contracts	0	0	0	1,140	0	1,140
Unrealized appreciation on OTC swap agreements	0	63	0	0	490	553

	$0	$63	$0	$1,140	$497	$1,700

Liabilities:
Written options outstanding	$0	$13	$0	$0	$112	$125
Variation margin payable on financial derivative instruments (2)	0	0	0	0	42	42
Unrealized depreciation on foreign currency contracts	0	0	0	2,170	0	2,170
Unrealized depreciation on OTC swap agreements	0	1,036	0	0	0	1,036

	$0	$1,049	$0	$2,170	$154	$3,373

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$118	$0	$0	$1,209	$1,327
Net realized gain on foreign currency transactions	0	0	0	632	0	632

	$0	$118	$0	$632	$1,209	$1,959

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(1,213)	$0	$0	$1,290	$77
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,362)	0	(1,362)

	$0	$(1,213)	$0	$(1,362)	$1,290	$(1,285)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $441 as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(2)	$0	$(2)
BPS	(165)	0	(165)
BRC	134	(80)	54
CBK	50	(20)	30
DUB	(254)	287	33
FBF	21	0	21
FBL	184	0	184
GLM	20	0	20
GST	15	0	15
HUS	(671)	654	(17)
JPM	(275)	319	44
MSC	(246)	(80)	(326)
MYC	(23)	(35)	(58)
RBC	38	0	38
RYL	(31)	0	(31)
UAG	(152)	0	(152)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	89

Schedule of Investments PIMCO Moderate Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%
Novelis, Inc.
3.750% due 03/10/2017	$2,388	$2,340

Total Bank Loan Obligations (Cost $2,367)		2,340

CORPORATE BONDS & NOTES 33.7%

BANKING & FINANCE 24.3%
Achmea Hypotheekbank NV
3.200% due 11/03/2014	20,000	21,170
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	2,100	2,227
Ally Financial, Inc.
3.478% due 02/11/2014	900	828
3.751% due 06/20/2014	4,500	4,111
4.500% due 02/11/2014	4,500	4,129
6.000% due 05/23/2012	500	502
6.000% due 02/15/2019	12	11
6.000% due 03/15/2019	51	43
6.100% due 09/15/2019	52	44
6.150% due 08/15/2019	85	73
6.150% due 09/15/2019	37	32
6.200% due 04/15/2019	84	72
6.250% due 07/15/2019	30	26
6.350% due 02/15/2016	60	55
6.350% due 07/15/2019	10	9
6.400% due 12/15/2018	15	13
6.500% due 06/15/2018	30	27
6.600% due 05/15/2018	14	13
6.625% due 05/15/2012	1,100	1,114
6.650% due 08/15/2016	10	9
6.700% due 06/15/2018	27	24
6.700% due 06/15/2019	20	18
6.750% due 08/15/2016	20	18
6.750% due 11/15/2016	10	9
6.750% due 07/15/2018	41	37
6.750% due 10/15/2018	10	9
6.750% due 05/15/2019	84	74
6.750% due 06/15/2019	38	34
6.800% due 09/15/2016	62	56
6.800% due 10/15/2018	35	31
6.875% due 08/28/2012	7,100	7,251
6.875% due 07/15/2018	21	19
6.900% due 06/15/2017	25	23
6.900% due 07/15/2018	107	97
6.900% due 08/15/2018	17	15
7.000% due 08/15/2016	22	20
7.000% due 11/15/2016	27	25
7.000% due 12/15/2016	20	18
7.000% due 07/15/2017	59	54
7.000% due 02/15/2018	26	24
7.000% due 05/15/2018	51	47
7.000% due 08/15/2018	11	10
7.000% due 09/15/2018	15	14
7.050% due 03/15/2018	49	44
7.050% due 04/15/2018	11	10
7.200% due 10/15/2017	10	9
7.250% due 09/15/2017	214	195
7.250% due 08/15/2018	53	48
7.300% due 01/15/2018	10	9
7.375% due 11/15/2016	56	54
7.375% due 04/15/2018	21	20
7.500% due 12/15/2017	10	9
8.000% due 11/01/2031	10,000	9,160
American Express Bank FSB
0.525% due 06/12/2017	18,000	16,568
5.500% due 04/16/2013	400	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Express Centurion Bank
5.550% due 10/17/2012		$3,200	$3,336
American Express Co.
7.000% due 03/19/2018		100	119
7.250% due 05/20/2014		700	794
8.125% due 05/20/2019		250	316
American General Institutional Capital
8.125% due 03/15/2046		8,900	8,277
American International Group, Inc.
0.305% due 04/03/2012	JPY	50,000	643
0.360% due 10/18/2011		$200	200
0.360% due 10/18/2011		32,200	31,423
4.250% due 05/15/2013		6,200	6,192
4.950% due 03/20/2012		1,900	1,912
5.375% due 10/18/2011		100	100
5.450% due 05/18/2017		5,100	4,899
5.850% due 01/16/2018		100	99
6.400% due 12/15/2020		600	613
8.175% due 05/15/2068		600	532
8.250% due 08/15/2018		6,650	7,398
ANZ National International Ltd.
6.200% due 07/19/2013		2,600	2,778
Australia & New Zealand Banking Group Ltd.
1.119% due 05/08/2013		4,700	4,717
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		20,000	20,100
Banco Santander Brasil S.A.
2.450% due 03/18/2014		500	484
Banco Santander Chile
1.501% due 04/20/2012		3,600	3,603
Bank of America Corp.
0.616% due 08/15/2016		900	685
5.650% due 05/01/2018		135	128
7.375% due 05/15/2014		13,700	14,139
Bank of America N.A.
0.627% due 06/15/2016		17,500	13,575
Banque PSA Finance S.A.
2.146% due 04/04/2014		3,400	3,208
Barclays Bank PLC
5.200% due 07/10/2014		517	529
10.179% due 06/12/2021		160	172
14.000% due 11/29/2049	GBP	500	823
Bear Stearns Cos. LLC
5.700% due 11/15/2014		$600	648
6.400% due 10/02/2017		750	853
7.250% due 02/01/2018		130	154
BNP Paribas S.A.
0.646% due 04/08/2013		7,900	7,583
BPCE S.A.
2.375% due 10/04/2013		600	584
CIT Group, Inc.
7.000% due 05/01/2014		938	958
7.000% due 05/01/2015		1,681	1,671
7.000% due 05/01/2016		2,803	2,722
7.000% due 05/01/2017		3,924	3,811
CitiFinancial, Inc.
6.625% due 06/01/2015		200	212
Citigroup, Inc.
1.696% due 01/13/2014		3,700	3,604
5.500% due 04/11/2013		14,853	15,294
5.625% due 08/27/2012		1,800	1,833
6.000% due 12/13/2013		200	210
6.010% due 01/15/2015		500	532
6.125% due 11/21/2017		45	48
6.125% due 05/15/2018		850	914
6.500% due 08/19/2013		886	933
8.500% due 05/22/2019		2,000	2,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Financial Corp.
6.250% due 05/15/2016		$900	$796
Credit Suisse
5.000% due 05/15/2013		300	310
Dexia Credit Local
0.731% due 03/05/2013		14,600	14,568
Dexia Credit Local S.A.
0.733% due 04/29/2014		6,800	6,409
Encana Holdings Finance Corp.
5.800% due 05/01/2014		50	55
FCE Bank PLC
7.250% due 07/15/2013	EUR	1,150	1,570
FIH Erhvervsbank A/S
0.708% due 06/13/2013		$24,300	24,295
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		6,300	6,335
5.875% due 08/02/2021		500	499
7.000% due 10/01/2013		3,800	4,000
7.250% due 10/25/2011		400	401
7.500% due 08/01/2012		300	306
7.800% due 06/01/2012		500	513
8.000% due 12/15/2016		1,000	1,094
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	1,000	1,353
General Electric Capital Corp.
6.500% due 09/15/2067	GBP	800	1,092
Goldman Sachs Group, Inc.
0.653% due 07/22/2015		$10,349	9,250
0.746% due 01/12/2015		200	185
0.805% due 03/22/2016		100	86
1.905% due 02/04/2013	EUR	100	128
3.700% due 08/01/2015		$500	490
5.125% due 01/15/2015		385	398
5.250% due 07/27/2021		3,100	3,068
5.750% due 10/01/2016		452	475
6.125% due 02/14/2017	GBP	100	160
6.250% due 09/01/2017		$400	417
7.500% due 02/15/2019		943	1,055
HCP, Inc.
5.625% due 02/28/2013		2,400	2,470
5.650% due 12/15/2013		5,000	5,255
HSBC Finance Corp.
1.804% due 04/05/2013	EUR	11,700	15,253
Hyundai Capital Services, Inc.
6.000% due 05/05/2015		$1,000	1,078
Industrial Bank of Korea
3.750% due 09/29/2016		500	494
ING Bank NV
1.169% due 03/30/2012		17,600	17,581
1.737% due 06/09/2014		2,100	2,066
Inter-American Development Bank
4.500% due 09/15/2014		27	30
International Lease Finance Corp.
5.300% due 05/01/2012		14,000	13,895
6.625% due 11/15/2013		3,890	3,793
Intesa Sanpaolo SpA
2.708% due 02/24/2014		3,300	2,974
JPMorgan Chase & Co.
1.097% due 05/02/2014		21,000	20,697
3.150% due 07/05/2016		8,100	8,062
4.750% due 05/01/2013		73	77
6.000% due 01/15/2018		70	78
6.300% due 04/23/2019		91	103
JPMorgan Chase Bank N.A.
0.668% due 06/13/2016		6,600	6,063

90	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Capital XIII
1.319% due 09/30/2034		$110	$86
Korea Exchange Bank
4.875% due 01/14/2016		700	722
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		2,500	612
Lloyds TSB Bank PLC
4.875% due 01/21/2016		1,900	1,876
12.000% due 12/29/2049		10,100	9,278
Macquarie Bank Ltd.
3.300% due 07/17/2014		500	534
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		6,200	5,961
5.000% due 01/15/2015		600	581
5.450% due 02/05/2013		300	297
6.875% due 04/25/2018		1,250	1,253
6.875% due 11/15/2018		42	42
8.680% due 05/02/2017		95	104
8.950% due 05/18/2017		95	105
MetLife Institutional Funding II
1.146% due 04/04/2014		7,000	6,997
Morgan Stanley
1.233% due 04/29/2013		9,900	9,359
2.786% due 05/14/2013		1,800	1,741
6.000% due 05/13/2014		400	405
6.250% due 08/28/2017		900	890
6.625% due 04/01/2018		500	497
7.300% due 05/13/2019		600	620
National Australia Bank Ltd.
0.966% due 04/11/2014		12,500	12,469
Nationsbank Cap Trust III
0.799% due 01/15/2027		110	68
NIBC Bank NV
2.800% due 12/02/2014		50,000	52,445
Pricoa Global Funding I
5.400% due 10/18/2012		10,890	11,347
Principal Life Income Funding Trusts
5.300% due 04/24/2013		1,900	2,015
Regions Financial Corp.
7.750% due 11/10/2014		9,600	9,672
Royal Bank of Scotland Group PLC
4.875% due 03/16/2015		300	294
5.000% due 11/12/2013		100	96
7.640% due 03/29/2049		9,400	4,559
Santander U.S. Debt S.A. Unipersonal
1.169% due 03/30/2012		13,100	13,006
SLM Corp.
0.483% due 10/25/2011		2,000	1,991
1.858% due 06/17/2013	EUR	1,150	1,467
5.000% due 04/15/2015		$10,000	9,337
5.050% due 11/14/2014		1,200	1,159
8.450% due 06/15/2018		10,000	10,425
SMFG Preferred Capital GBP 2 Ltd.
10.231% due 07/29/2049	GBP	950	1,696
Springleaf Finance Corp.
6.900% due 12/15/2017		$3,900	2,828
SSIF Nevada LP
0.949% due 04/14/2014		20,100	20,114
SunTrust Bank
1.645% due 12/20/2011	EUR	2,200	2,955
Teco Finance, Inc.
6.750% due 05/01/2015		$125	141
UBS AG
1.253% due 01/28/2014		1,000	988
1.403% due 02/23/2012		2,600	2,607
5.875% due 12/20/2017		1,650	1,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Corp.
0.619% due 10/15/2016	$35,100	$32,276
5.500% due 05/01/2013	700	744
Weyerhaeuser Co.
6.950% due 08/01/2017	100	112
7.500% due 03/01/2013	6,000	6,346

		669,858

INDUSTRIALS 5.9%
Abbott Laboratories
5.150% due 11/30/2012	20	21
Alcoa, Inc.
5.550% due 02/01/2017	400	419
America Movil S.A.B. de C.V.
5.750% due 01/15/2015	75	83
Amgen, Inc.
6.150% due 06/01/2018	6,200	7,556
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/2015	7,400	8,029
5.375% due 01/15/2020	6,900	8,063
AutoZone, Inc.
6.950% due 06/15/2016	800	941
BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	90	95
BMW U.S. Capital LLC
4.250% due 12/22/2011	1,524	1,535
Caterpillar, Inc.
0.468% due 05/21/2013	300	300
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015	250	285
Comcast Corp.
4.950% due 06/15/2016	260	289
5.300% due 01/15/2014	225	244
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022	28	29
Cox Communications, Inc.
7.125% due 10/01/2012	17	18
Daimler Finance North America LLC
1.543% due 09/13/2013	1,600	1,601
7.300% due 01/15/2012	7,169	7,294
Dow Chemical Co.
4.850% due 08/15/2012	17,600	18,125
6.000% due 10/01/2012	6,914	7,231
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034	17,900	20,764
9.250% due 04/23/2019	300	351
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	130	138
General Electric Co.
5.000% due 02/01/2013	155	162
5.250% due 12/06/2017	47	52
General Mills, Inc.
5.650% due 09/10/2012	1,894	1,978
HCA, Inc.
6.500% due 02/15/2020	100	98
Hyundai Motor Manufacturing Czech SRO
4.500% due 04/15/2015	100	102
JetBlue Airways Pass-Through Trust
0.722% due 12/15/2013	148	143
Kraft Foods, Inc.
6.250% due 06/01/2012	4,383	4,539
Kroger Co.
6.750% due 04/15/2012	10	10
Limited Brands, Inc.
6.900% due 07/15/2017	1,600	1,684

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lyondell Chemical Co.
8.000% due 11/01/2017	$3,644	$3,945
Marks & Spencer PLC
6.250% due 12/01/2017	1,600	1,730
Noble Group Ltd.
6.750% due 01/29/2020	3,000	2,655
Nokia OYJ
5.375% due 05/15/2019	750	734
Petrobras International Finance Co.
5.750% due 01/20/2020	2,000	2,096
7.875% due 03/15/2019	400	468
Philip Morris International, Inc.
4.500% due 03/26/2020	250	279
4.875% due 05/16/2013	5,100	5,414
5.650% due 05/16/2018	11,200	13,268
Reynolds American, Inc.
6.750% due 06/15/2017	600	693
7.250% due 06/01/2012	4,420	4,595
Rio Tinto Alcan, Inc.
4.875% due 09/15/2012	6,728	6,943
RR Donnelley & Sons Co.
5.500% due 05/15/2015	5	5
6.125% due 01/15/2017	981	856
Statoil ASA
3.125% due 08/17/2017	800	849
Target Corp.
5.875% due 03/01/2012	12	12
Tennessee Gas Pipeline Co.
7.000% due 03/15/2027	7,800	9,106
Time Warner Cable, Inc.
5.400% due 07/02/2012	7,000	7,227
6.200% due 07/01/2013	6,145	6,642
Time Warner, Inc.
5.875% due 11/15/2016	1,600	1,812
6.875% due 05/01/2012	12	12
TransCanada Pipelines Ltd.
7.125% due 01/15/2019	250	318
UAL Pass-Through Trust
10.400% due 05/01/2018	106	115
Vale Overseas Ltd.
6.875% due 11/21/2036	400	433
Volkswagen International Finance NV
0.984% due 04/01/2014	300	301
Volvo Treasury AB
5.950% due 04/01/2015	500	541
Wyeth
5.500% due 02/01/2014	35	39

		163,267

UTILITIES 3.5%
AK Transneft OJSC Via TransCapitalInvest Ltd.
6.103% due 06/27/2012	5,000	5,113
American Electric Power Co., Inc.
5.250% due 06/01/2015	400	444
AT&T, Inc.
5.100% due 09/15/2014	410	451
5.500% due 02/01/2018	352	407
5.800% due 02/15/2019	750	881
6.700% due 11/15/2013	600	667
BellSouth Corp.
4.463% due 04/26/2021	25,600	26,069
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015	5,000	5,675

See Accompanying Notes	Semiannual Report	September 30, 2011	91

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dominion Resources, Inc.
5.150% due 07/15/2015	$117	$131
5.600% due 11/15/2016	250	287
5.700% due 09/17/2012	1,520	1,587
DTE Energy Co.
1.031% due 06/03/2013	1,400	1,398
Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	10,200	11,062
Majapahit Holding BV
7.750% due 01/20/2020	4,000	4,464
Nevada Power Co.
7.125% due 03/15/2019	1,130	1,415
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	400	416
NGPL PipeCo LLC
6.514% due 12/15/2012	13,225	13,770
Pacific Gas & Electric Co.
4.800% due 03/01/2014	226	244
Progress Energy, Inc.
6.850% due 04/15/2012	179	185
PSEG Power LLC
5.320% due 09/15/2016	346	383
Qwest Corp.
6.500% due 06/01/2017	300	311
Southern California Edison Co.
5.000% due 01/15/2014	50	54
Southwestern Electric Power Co.
6.450% due 01/15/2019	135	162
Sprint Capital Corp.
8.375% due 03/15/2012	1,000	1,015
Verizon Communications, Inc.
5.550% due 02/15/2016	312	357
6.100% due 04/15/2018	16,000	19,126
6.350% due 04/01/2019	17	20
8.750% due 11/01/2018	750	1,007
Verizon Global Funding Corp.
7.375% due 09/01/2012	340	360
Vodafone Group PLC
5.625% due 02/27/2017	25	28

		97,489

Total Corporate Bonds & Notes (Cost $930,328)		930,614

CONVERTIBLE BONDS & NOTES 0.4%

INDUSTRIALS 0.4%
Transocean, Inc.
1.500% due 12/15/2037	11,000	10,904

Total Convertible Bonds & Notes (Cost $10,246)		10,904

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.1%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	100	129
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	120
7.550% due 04/01/2039	700	858
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	106

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	$100	$114
Contra Costa, California Community College District General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	500	593
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	200	200
Irvine, California Ranch Water District Joint Powers Agency Revenue Notes, Series 2010
2.605% due 03/15/2014	1,100	1,149
Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	200	259

		3,528

ILLINOIS 0.2%
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	1,100	1,321
Cook County, Illinois J Sterling Morton High School District No. 201 General Obligation Bonds, (AGM/CR/AMBAC Insured), Series 2004
0.000% due 12/01/2015	3,000	2,568
0.000% due 12/01/2017	2,500	1,931
Illinois State Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
3.900% due 01/01/2019	250	243

		6,063

NEW JERSEY 0.3%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	9,300	9,335
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	100	134

		9,469

NEW YORK 0.1%
New York City, New York Municipal Water Finance Authority Revenue Notes, Series 2006
8.952% due 12/15/2013	345	366
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.008% due 08/01/2027	600	635
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	1,000	1,208
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	100	118

		2,327

TEXAS 0.1%
Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	2,000	2,556

VIRGINIA 0.1%
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2005
5.250% due 06/01/2019	235	242

Total Municipal Bonds & Notes (Cost $23,165)		24,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 11.6%
Fannie Mae
0.295% due 07/25/2037	$1,446	$1,395
0.545% due 04/25/2037	1,467	1,464
0.635% due 11/25/2032	2	2
0.665% due 11/25/2040	3,427	3,430
0.715% due 11/25/2040	3,066	3,075
0.785% due 06/25/2041	24,524	24,675
0.915% due 02/25/2041	1,136	1,139
1.452% due 10/01/2044	82	83
1.625% due 10/26/2015	600	616
1.806% due 04/01/2027	6	6
2.000% due 09/21/2015	300	311
2.410% due 02/01/2035	50	53
2.590% due 06/01/2035	5,589	5,890
2.679% due 10/01/2037	55	58
4.000% due 04/01/2023 - 10/01/2041	15,645	16,414
4.375% due 10/15/2015	800	909
4.500% due 03/01/2020 - 10/01/2041	79,985	84,968
4.809% due 01/01/2027	48	50
5.000% due 03/01/2034 - 03/01/2035	2,816	3,043
5.022% due 03/01/2034	104	112
5.276% due 11/01/2035	90	97
5.500% due 09/01/2024 - 10/01/2041	21,351	23,338
5.624% due 05/01/2037	109	118
5.707% due 06/01/2036	76	82
5.806% due 05/01/2037	119	130
5.823% due 02/01/2037	103	112
6.000% due 09/25/2016 - 10/01/2041	8,887	9,818
6.247% due 09/01/2036	94	103
6.322% due 12/25/2042	283	341
6.500% due 01/01/2013 - 06/25/2044	16,942	21,174
7.000% due 05/01/2012 - 05/01/2032	126	143
7.500% due 03/01/2015 - 07/25/2041	130	146
8.000% due 06/01/2015 - 08/01/2031	29	33
8.400% due 08/25/2019	1	1
12.000% due 05/01/2016	1	1
Freddie Mac
0.379% due 07/15/2019 - 08/15/2019	4,593	4,586
0.459% due 02/15/2019	154	154
0.729% due 10/15/2040	3,557	3,567
0.829% due 12/15/2037	3,069	3,091
3.196% due 05/01/2035	91	96
4.500% due 10/01/2041	22,000	23,286
4.875% due 06/13/2018	200	240
5.500% due 06/01/2017 - 07/01/2038	4,480	4,873
5.928% due 05/01/2037	149	161
6.000% due 09/01/2013 - 11/01/2037	1,110	1,228
6.500% due 12/01/2021 - 07/25/2043	400	444
7.000% due 04/01/2032 - 01/01/2033	87	100
7.500% due 05/01/2015	1	1
8.400% due 08/15/2021	2	2
8.500% due 04/15/2025	168	195

92	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.679% due 10/16/2030	$16	$16
0.829% due 02/16/2030	398	400
0.879% due 02/16/2030	251	252
2.125% due 11/20/2025	7	7
2.250% due 11/20/2034	6	6
2.375% due 03/20/2028 - 06/20/2032	188	194
2.500% due 11/20/2017	16	16
2.625% due 07/20/2034	67	69
3.000% due 03/20/2020	5	5
3.500% due 12/20/2017	11	11
5.500% due 01/15/2017 - 11/20/2032	16,287	19,058
6.000% due 07/20/2015	1	1
6.500% due 01/20/2034 - 08/20/2034	51	59
7.000% due 07/15/2031 - 12/15/2032	49	57
7.500% due 04/20/2027 - 01/15/2031	296	300
8.000% due 04/15/2017 - 11/15/2022	479	539
9.000% due 10/15/2017	1	1
9.500% due 08/15/2021 - 12/15/2021	10	12
Small Business Administration
4.340% due 03/01/2024	42	45
4.504% due 02/10/2014	13	14
4.727% due 02/10/2019	31,270	33,449
4.750% due 07/01/2025	10,953	11,953
5.130% due 09/01/2023	11	12
Tennessee Valley Authority
0.000% due 04/15/2042 (c)	1,000	1,052
U.S. Department of Housing and Urban Development
5.070% due 08/01/2015	2,000	2,168
5.290% due 08/01/2017	5,000	5,411

Total U.S. Government Agencies (Cost $307,720)		320,461

U.S. TREASURY OBLIGATIONS 7.1%
U.S. Treasury Inflation Protected Securities (d)
0.625% due 07/15/2021 (f)(h)	8,722	9,114
U.S. Treasury Notes
0.125% due 09/30/2013	7,300	7,284
1.375% due 09/30/2018	6,300	6,278
1.500% due 07/31/2016 (g)	1,300	1,336
1.500% due 08/31/2018 (f)(g)	73,320	73,778
2.625% due 08/15/2020 (f)(h)	42,900	46,017
2.625% due 11/15/2020	18,600	19,922
3.375% due 11/15/2019	2,900	3,293
3.500% due 05/15/2020 (f)(h)	13,100	15,023
3.625% due 02/15/2020 (f)(h)	11,300	13,063

Total U.S. Treasury Obligations (Cost $194,037)		195,108

MORTGAGE-BACKED SECURITIES 4.7%
Adjustable Rate Mortgage Trust
5.326% due 10/25/2035	293	247
American Home Mortgage Investment Trust
2.037% due 09/25/2045	5,924	4,613
2.218% due 02/25/2045	1,202	964
Banc of America Funding Corp.
2.717% due 05/25/2035	1,842	1,840
2.733% due 02/20/2036	1,039	902

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		$6,763	$6,038
Banc of America Mortgage Securities, Inc.
2.847% due 02/25/2034		243	202
5.500% due 07/25/2035		542	521
Bear Stearns Adjustable Rate Mortgage Trust
2.710% due 03/25/2035		883	823
2.730% due 04/25/2033		57	50
2.731% due 03/25/2035		345	327
2.767% due 02/25/2033		60	49
2.803% due 07/25/2034		133	107
2.846% due 02/25/2034		163	141
4.629% due 01/25/2035		161	137
5.680% due 02/25/2033		57	54
Bear Stearns Alt-A Trust
2.419% due 10/25/2033		48	36
2.599% due 05/25/2035		2,982	2,190
2.772% due 09/25/2035		1,053	715
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		100	104
5.471% due 01/12/2045		300	331
Chase Mortgage Finance Corp.
6.000% due 03/25/2037		1,969	1,672
Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2035		538	529
5.500% due 12/25/2036		9,578	7,844
Citigroup Mortgage Loan Trust, Inc.
2.370% due 08/25/2035		8,899	8,127
2.736% due 03/25/2034		141	125
5.624% due 09/25/2037 (a)		69	41
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		145	150
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		600	633
Countrywide Alternative Loan Trust
1.242% due 12/25/2035		185	108
6.000% due 10/25/2032		1	1
Countrywide Home Loan Mortgage Pass-Through Trust
0.525% due 04/25/2035		249	151
2.774% due 02/20/2035		2,812	2,189
3.033% due 11/25/2034		1,629	1,234
5.000% due 08/25/2019		268	275
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		41	32
Credit Suisse Mortgage Capital Certificates
0.399% due 10/15/2021		998	924
5.311% due 12/15/2039		145	152
5.824% due 03/15/2039		100	105
5.903% due 06/15/2039		259	262
6.418% due 02/15/2041		12,100	12,773
CW Capital Cobalt Ltd.
5.223% due 08/15/2048		145	152
First Horizon Alternative Mortgage Securities
2.245% due 09/25/2035		126	84
First Horizon Asset Securities, Inc.
5.500% due 01/25/2035		718	700
Granite Master Issuer PLC
0.330% due 12/20/2054		1,579	1,498
0.838% due 12/20/2054	GBP	1,530	2,232
Granite Mortgages PLC
1.210% due 01/20/2044		267	395
1.305% due 09/20/2044		1,525	2,266
1.988% due 01/20/2044	EUR	293	373
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		$100	106
5.444% due 03/10/2039		200	208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Corp.
1.142% due 03/06/2020	$2,756	$2,737
GSR Mortgage Loan Trust
2.756% due 09/25/2035	564	523
Harborview Mortgage Loan Trust
0.420% due 01/19/2038	9,957	6,013
Indymac ARM Trust
1.888% due 01/25/2032	59	47
JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049	315	328
5.882% due 02/15/2051	395	422
5.932% due 02/12/2049	60	64
JPMorgan Mortgage Trust
4.723% due 02/25/2034	272	266
5.018% due 02/25/2035	892	851
MASTR Reperforming Loan Trust
8.000% due 07/25/2035	263	274
Mellon Residential Funding Corp.
0.659% due 08/15/2032	532	477
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036	1,193	799
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	235	252
5.485% due 03/12/2051	400	412
5.810% due 06/12/2050	150	158
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035	269	222
Morgan Stanley Capital
5.610% due 04/15/2049	488	505
5.692% due 04/15/2049	4,400	4,584
5.809% due 12/12/2049	310	335
Morgan Stanley Mortgage Loan Trust
2.277% due 06/25/2036	431	372
Morgan Stanley Re-REMIC Trust
5.984% due 08/15/2045	15,000	16,439
Prime Mortgage Trust
0.635% due 02/25/2019	30	29
0.635% due 02/25/2034	288	268
Residential Funding Mortgage Securities
3.033% due 09/25/2035	583	372
5.416% due 09/25/2035	2,816	2,193
Structured Adjustable Rate Mortgage Loan Trust
2.533% due 07/25/2034	484	424
Structured Asset Mortgage Investments, Inc.
0.480% due 07/19/2035	2,794	2,223
1.070% due 10/19/2033	61	46
Structured Asset Securities Corp.
2.661% due 02/25/2032	24	22
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037	1,163	1,137
0.345% due 11/25/2046	1,103	1,098
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020	2,782	2,442
5.509% due 04/15/2047	300	311
WaMu Mortgage Pass-Through Certificates
0.525% due 10/25/2045	792	613
0.555% due 01/25/2045	233	183
1.442% due 11/25/2042	197	162
2.600% due 02/27/2034	5	4
Washington Mutual MSC Mortgage Pass-Through Certificates
6.500% due 08/25/2034	169	174
Wells Fargo Mortgage-Backed Securities Trust
2.708% due 11/25/2034	6,799	6,325
2.709% due 10/25/2035	602	516

See Accompanying Notes	Semiannual Report	September 30, 2011	93

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.723% due 07/25/2035		$367	$337
2.731% due 03/25/2036		3,133	2,584
4.795% due 01/25/2035		5,517	5,106

Total Mortgage-Backed Securities (Cost $131,629)			128,381

ASSET-BACKED SECURITIES 1.8%
Bayview Financial Acquisition Trust
5.660% due 12/28/2036		2,155	2,112
Carrington Mortgage Loan Trust
0.335% due 05/25/2036		98	95
Centex Home Equity
4.670% due 09/25/2034		543	525
Conseco Finance
6.981% due 06/15/2032		6	6
7.550% due 04/15/2032		14	14
Countrywide Asset-Backed Certificates
1.275% due 02/25/2035		38	37
First Franklin Mortgage Loan Asset-Backed Certificates
0.345% due 11/25/2036		12,500	11,523
First NLC Trust
0.935% due 12/25/2035		60	57
Freemont Home Loan Owner Trust
1.025% due 12/25/2029		139	88
Galaxy CLO Ltd.
0.493% due 04/25/2019		9,863	9,155
Hillmark Funding
0.548% due 05/21/2021		6,800	6,305
HSBC Home Equity Loan Trust
0.490% due 01/20/2035		18	16
0.520% due 01/20/2034		2,012	1,726
JPMorgan Mortgage Acquisition Corp.
0.295% due 11/25/2036		17	17
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		87	64
Nationstar Home Equity Loan Trust
0.295% due 06/25/2037		270	267
Nelnet Student Loan Trust
0.953% due 07/25/2018		236	237
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		4,539	4,540
Residential Asset Securities Corp.
0.605% due 09/25/2035		26	25
SLM Student Loan Trust
0.333% due 04/26/2021		212	211
0.553% due 01/25/2015		143	143
3.500% due 08/17/2043		11,474	11,405
South Carolina Student Loan Corp.
0.703% due 01/25/2021		165	165
Structured Asset Securities Corp.
0.465% due 07/25/2035		101	93
1.735% due 04/25/2035		2,552	1,951

Total Asset-Backed Securities (Cost $50,841)			50,777

SOVEREIGN ISSUES 4.4%
Canada Government Bond
2.000% due 06/01/2016	CAD	16,300	16,020
2.750% due 09/01/2016		1,300	1,321
3.000% due 12/01/2015		23,200	23,692
3.250% due 06/01/2021		1,600	1,674
3.750% due 06/01/2019		500	541

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Canada Housing Trust No. 1
2.750% due 09/15/2014	CAD	1,300	$1,294
3.150% due 06/15/2014		900	903
3.800% due 06/15/2021		400	419
Export-Import Bank of Korea
4.125% due 09/09/2015		$100	101
5.125% due 06/29/2020		1,400	1,428
5.875% due 01/14/2015		5,300	5,665
8.125% due 01/21/2014		500	561
Hydro Quebec
0.625% due 09/29/2049		5,000	3,911
Indonesia Government International Bond
7.500% due 01/15/2016		2,900	3,300
Instituto de Credito Oficial
3.286% due 03/25/2014	EUR	3,800	4,923
Korea Development Bank
3.250% due 03/09/2016		$8,000	7,757
8.000% due 01/23/2014		2,500	2,779
Korea Government International Bond
4.250% due 06/01/2013		135	140
4.875% due 09/22/2014		900	959
7.125% due 04/16/2019		2,200	2,677
Korea Housing Finance Corp.
4.125% due 12/15/2015		5,000	5,159
Panama Government International Bond
7.250% due 03/15/2015		700	804
Province of Ontario Canada
4.000% due 06/02/2021	CAD	2,200	2,256
4.200% due 03/08/2018		100	106
4.200% due 06/02/2020		200	209
4.300% due 03/08/2017		600	638
4.400% due 06/02/2019		1,100	1,172
5.500% due 06/02/2018		300	339
Province of Quebec Canada
4.250% due 12/01/2021		2,200	2,283
4.500% due 12/01/2016		100	107
4.500% due 12/01/2017		900	965
4.500% due 12/01/2018		400	428
4.875% due 05/05/2014		$220	243
5.125% due 11/14/2016		25	29
Russia Government International Bond
7.500% due 03/31/2030		8,563	9,644
Societe Financement de l’Economie Francaise
0.450% due 07/16/2012		1,000	1,002
2.125% due 05/20/2012	EUR	2,000	2,696
South Africa Government International Bond
7.375% due 04/25/2012		$50	51
Turkey Government International Bond
7.000% due 09/26/2016		7,300	8,103
7.500% due 07/14/2017		4,200	4,798

Total Sovereign Issues (Cost $126,182)			121,097

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
Wells Fargo & Co.
7.500% due 12/31/2049		16,800	17,355

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		4,000	2

Total Convertible Preferred Securities (Cost $12,938)			17,357

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%
Citigroup, Inc.
6.150% due 12/15/2012		1,455,000	$11,491
DG Funding Trust
0.837% due 12/31/2049		912	6,872
Farm Credit Bank
10.000% due 12/31/2049		4,000	4,629

Total Preferred Securities (Cost $26,735)			22,992

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 35.6%

CERTIFICATES OF DEPOSIT 1.2%
Banco do Brasil S.A.
0.000% due 02/15/2012		$11,100	11,034
Bank of Nova Scotia
0.550% due 10/18/2012		700	703
Itau Unibanco Holding S.A.
0.000% due 02/06/2012		22,600	22,490

			34,227

COMMERCIAL PAPER 0.7%
Erste Abwicklungsanstalt
0.356% due 01/11/2012		12,700	12,689
Kells Funding LLC
0.290% due 01/10/2012		6,000	5,994

			18,683

REPURCHASE AGREEMENTS 0.4%
Banc of America Securities LLC
0.090% due 10/03/2011		1,000	1,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $1,022. Repurchase proceeds are $1,000.)
Citigroup Global Markets, Inc.
0.100% due 10/03/2011		9,300	9,300
(Dated 09/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $9,508. Repurchase proceeds are $9,300.)

			10,300

SHORT-TERM NOTES 0.2%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		5,600	5,583

JAPAN TREASURY BILLS 3.7%
0.093% due 10/03/2011 - 11/21/2011 (b)	JPY	7,940,000	102,940

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	36,200	2,601

U.S. TREASURY BILLS 0.3%
0.020% due 11/25/2011 - 03/22/2012 (b)(f)		$7,880	7,879

94	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 29.0%
79,871,361	$799,752

Total Short-Term Instruments (Cost $979,294)	981,965

Total Investments 101.7% (Cost $2,795,482)	$2,806,181

Written Options (j) (0.0%) (Premiums $4,591)	(982)

Other Assets and Liabilities (Net) (1.7%)	(46,894)

Net Assets 100.0%	$2,758,305

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Security becomes interest bearing at a future date.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $22,085 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $44,810 at a weighted average interest rate of 0.019%. On September 30, 2011, securities valued at $67,346 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $12,792 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	219	$(8)
90-Day Eurodollar December Futures	Long	12/2012	2,549	2,452
90-Day Eurodollar December Futures	Long	12/2013	61	136
90-Day Eurodollar June Futures	Long	06/2013	870	1,088
90-Day Eurodollar June Futures	Long	06/2014	13	37
90-Day Eurodollar March Futures	Long	03/2012	1,125	641
90-Day Eurodollar March Futures	Long	03/2013	2,833	3,881
90-Day Eurodollar March Futures	Long	03/2014	63	164
90-Day Eurodollar September Futures	Long	09/2012	2,706	1,672
90-Day Eurodollar September Futures	Long	09/2013	282	344
U.S. Treasury 10-Year Note December Futures	Long	12/2011	3,791	(2,371)

				$8,036

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	JPM	1.000%	09/20/2012	4.591%	$	500	$(17)	$(12)	$(5)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.786%		25,000	(741)	(310)	(431)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.880%		20,000	(741)	(77)	(664)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		1,000	(30)	(16)	(14)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.743%		3,400	(90)	(39)	(51)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		1,200	(36)	(12)	(24)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		200	(6)	(2)	(4)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
China Government International Bond	RYL	1.000%	03/20/2015	1.708%		10,000	(233)	137	(370)
China Government International Bond	UAG	1.000%	03/20/2015	1.708%		25,000	(582)	355	(937)
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.152%		4,000	(25)	(30)	5
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2014	0.952%		30,000	57	(1,100)	1,157
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.111%		3,900	(16)	2	(18)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.152%		3,000	(19)	(24)	5
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.952%		10,000	19	(367)	386
France Government Bond	CBK	0.250%	12/20/2015	1.713%		800	(47)	(21)	(26)

See Accompanying Notes	Semiannual Report	September 30, 2011	95

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	CBK	0.250%	09/20/2016	1.825%	$	3,100	$(225)	$(178)	$(47)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		7,700	(561)	(295)	(266)
Gazprom Via Gaz Capital S.A.	MYC	0.860%	11/20/2011	2.276%		5,700	7	0	7
General Electric Capital Corp.	BRC	1.670%	03/20/2013	2.673%		12,100	(167)	0	(167)
General Electric Capital Corp.	BRC	1.270%	06/20/2013	2.763%		15,000	(368)	0	(368)
General Electric Capital Corp.	RYL	1.270%	06/20/2013	2.763%		10,000	(245)	0	(245)
Indonesia Government International Bond	BPS	1.000%	06/20/2021	3.372%		2,600	(455)	(180)	(275)
Indonesia Government International Bond	BRC	1.000%	06/20/2016	2.914%		3,300	(270)	(55)	(215)
Indonesia Government International Bond	DUB	1.000%	06/20/2021	3.372%		1,500	(263)	(102)	(161)
Indonesia Government International Bond	FBF	1.000%	03/20/2016	2.852%		1,200	(90)	(27)	(63)
Indonesia Government International Bond	HUS	1.000%	06/20/2016	2.914%		1,300	(106)	(22)	(84)
Indonesia Government International Bond	RYL	1.000%	03/20/2016	2.852%		1,200	(91)	(27)	(64)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%		1,300	(227)	(89)	(138)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		400	(5)	6	(11)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		700	(11)	6	(17)
Merrill Lynch & Co., Inc.	UAG	1.000%	09/20/2012	5.102%		4,300	(165)	(115)	(50)
Qatar Government International Bond	HUS	1.000%	03/20/2016	1.123%		5,000	(25)	(38)	13
Qatar Government International Bond	MYC	1.000%	03/20/2016	1.123%		3,000	(15)	(24)	9
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		1,800	(249)	(59)	(190)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		10,400	(1,440)	(360)	(1,080)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		14,600	(1,576)	(964)	(612)
Spain Government International Bond	CBK	1.000%	03/20/2016	3.790%		3,000	(324)	(182)	(142)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		300	(32)	(20)	(12)
Spain Government International Bond	MYC	1.000%	03/20/2016	3.790%		2,400	(259)	(145)	(114)
U.S. Treasury Notes	BPS	0.250%	03/20/2016	0.464%	EUR	4,900	(60)	(69)	9
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.850%	$	2,000	14	27	(13)
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		900	7	18	(11)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		1,800	19	9	10
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		200	2	4	(2)
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.814%		50,000	400	750	(350)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		2,200	14	39	(25)

							$(9,288)	$(3,613)	$(5,675)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	1,100	$61	$117	$(56)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		600	33	79	(46)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		45,800	2,551	5,885	(3,334)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		600	34	68	(34)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		1,200	66	134	(68)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,100	68	144	(76)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		400	24	50	(26)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	12	25	(13)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		5,700	349	744	(395)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		500	31	65	(34)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		700	43	80	(37)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	7	14	(7)
CDX.HY-8 5-Year Index 35-100%	CBK	0.355%	06/20/2012		5,970	10	0	10
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,815	8	0	8
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		1,348	3	0	3
CDX.IG-9 5-Year Index 30-100%	BRC	0.757%	12/20/2012		12,635	111	0	111
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		8,198	66	0	66
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		193	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		579	3	0	3
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		1,640	13	0	13
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		2,025	14	0	14
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		81,900	(1,272)	9	(1,281)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		33,000	(513)	0	(513)

						$1,723	$7,414	$(5,691)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

96	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BRC	BRL	4,300	$129	$(2)	$131
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		1,600	1	(1)	2
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		6,600	3	(4)	7
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		1,900	12	(4)	16
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		2,700	22	0	22
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		105,800	1,655	(3)	1,658
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		1,000	14	(1)	15
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		13,100	210	3	207
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		6,600	106	2	104
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		55,000	850	0	850
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		1,800	33	4	29
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		2,600	51	11	40
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		11,000	211	32	179
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		8,900	181	34	147
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		1,200	(1)	(3)	2
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		4,400	(2)	(9)	7
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		5,000	6	(6)	12
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		2,100	3	1	2
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		2,900	28	0	28
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		1,800	37	0	37
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		4,000	88	(1)	89
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		2,000	46	6	40
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		900	25	6	19
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		114,000	3,292	947	2,345
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA	$	2,600	214	125	89
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		2,000	166	126	40
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		700	59	40	19
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		7,300	602	384	218

							$8,041	$1,687	$6,354

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	340	$269	$(73)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	114,400	$587	$(187)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		29,200	60	(9)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		23,000	193	(16)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,800	19	(2)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		93,400	809	(64)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		35,600	341	(16)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,400	66	(3)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		22,200	244	(10)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		31,100	323	(18)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		12,000	131	(5)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		25,700	270	(12)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		25,000	245	(14)

See Accompanying Notes	Semiannual Report	September 30, 2011	97

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012	$	43,400	$347	$(20)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		12,600	66	0

								$3,701	$(376)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	$	7,500	$7	$(4)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		24,700	20	(13)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		2,000	2	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		17,400	14	(9)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		3,700	4	(2)

							$47	$(29)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	14,700	$78	$(55)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		13,600	69	(51)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		25,600	283	(260)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		13,300	144	(138)

						$574	$(504)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	630	$719,600	$5,395
Sales	1,102	194,900	1,160
Closing Buys	(1,214)	(312,500)	(1,846)
Expirations	0	(1,700)	(7)
Exercised	(178)	0	(111)

Balance at 09/30/2011	340	$600,300	$4,591

(k)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2041	$1,600	$1,722	$(1,721)

(l)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	64,974	11/2011	HUS	$0	$(5,661)	$(5,661)
Buy	CAD	4,600	10/2011	CBK	0	(74)	(74)
Sell		8,818	10/2011	CBK	94	0	94
Buy		6,297	10/2011	DUB	0	(340)	(340)
Sell		251	10/2011	GST	3	0	3
Sell		57	10/2011	MSC	2	0	2
Sell		10,043	10/2011	RBC	118	0	118
Sell		1,232	10/2011	UAG	24	0	24
Buy	CNY	1,881	11/2011	BRC	1	0	1
Buy		11,313	11/2011	CBK	28	0	28
Buy		7,009	11/2011	JPM	6	0	6
Buy		6,426	02/2012	HUS	4	0	4
Buy		3,195	06/2012	BRC	0	(2)	(2)
Buy		11,467	06/2012	CBK	0	(12)	(12)
Buy		8,294	06/2012	DUB	0	(21)	(21)

98	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	43,432	06/2012	HUS	$0	$(29)	$(29)
Buy		44,608	06/2012	JPM	1	(46)	(45)
Buy		8,923	06/2012	MSC	0	(9)	(9)
Buy		54,434	06/2012	RYL	0	(14)	(14)
Buy		41,312	02/2013	CBK	0	(85)	(85)
Buy		3,786	02/2013	GST	0	(11)	(11)
Buy		30,000	02/2013	HUS	0	(60)	(60)
Sell	EUR	272	10/2011	BPS	20	0	20
Sell		4,299	10/2011	DUB	302	0	302
Buy		4,300	10/2011	FBL	0	(310)	(310)
Sell		24,139	10/2011	FBL	1,367	0	1,367
Sell		24,139	10/2011	MSC	1,301	0	1,301
Buy		3,593	10/2011	RBC	0	(341)	(341)
Sell	GBP	11,198	12/2011	CBK	484	0	484
Buy	IDR	11,518,000	10/2011	DUB	5	0	5
Sell		42,993,500	10/2011	HUS	44	0	44
Buy		24,314,375	10/2011	RYL	6	(7)	(1)
Buy		15,000,000	01/2012	CBK	0	(81)	(81)
Buy		28,274,893	01/2012	JPM	0	(200)	(200)
Buy		30,097,300	07/2012	HUS	0	(227)	(227)
Buy	INR	78,175	11/2011	BRC	0	(128)	(128)
Buy		362,640	07/2012	UAG	0	(699)	(699)
Buy	JPY	123,417	10/2011	BRC	32	0	32
Sell		90,000	10/2011	BRC	0	(14)	(14)
Buy		888,016	10/2011	CBK	464	0	464
Sell		3,592,400	10/2011	CBK	0	(2,076)	(2,076)
Sell		2,432,200	10/2011	DUB	0	(1,475)	(1,475)
Sell		969,839	10/2011	FBL	0	(261)	(261)
Sell		2,400	10/2011	JPM	0	(1)	(1)
Sell		3,000	10/2011	UAG	0	(1)	(1)
Sell		26,000	11/2011	BRC	2	0	2
Sell		1,651,000	11/2011	CBK	5	(29)	(24)
Sell		99,000	11/2011	DUB	6	0	6
Sell		134,000	11/2011	JPM	9	0	9
Sell	KRW	5,563,170	11/2011	FBL	41	0	41
Buy		26,508,298	02/2012	UAG	0	(2,701)	(2,701)
Sell	MXN	24,449	11/2011	BRC	45	0	45
Buy		23,872	11/2011	HUS	0	(286)	(286)
Sell		49,946	11/2011	HUS	114	0	114
Buy		389,897	11/2011	MSC	0	(4,721)	(4,721)
Sell		16,496	11/2011	MSC	16	0	16
Buy		9,549	11/2011	UAG	0	(114)	(114)
Sell		62,580	11/2011	UAG	107	0	107
Sell	MYR	3,494	11/2011	BRC	15	0	15
Sell		632	11/2011	HUS	4	0	4
Buy		12,842	04/2012	UAG	0	(268)	(268)
Buy	PHP	30,087	11/2011	BRC	6	0	6
Buy		90,723	11/2011	CBK	9	(12)	(3)
Sell		130,830	11/2011	CBK	24	0	24
Buy		11,012	11/2011	DUB	1	0	1
Buy		13,176	11/2011	GST	0	0	0
Buy		35,061	11/2011	JPM	3	(6)	(3)
Buy		74,100	03/2012	CBK	0	(28)	(28)
Buy		18,000	03/2012	HUS	0	(6)	(6)
Buy		265,550	03/2012	JPM	0	(87)	(87)
Buy		19,561	03/2012	MSC	0	(6)	(6)
Sell	SGD	1,036	12/2011	BRC	8	0	8
Buy		1,268	12/2011	CBK	0	(37)	(37)
Buy		12,259	12/2011	JPM	0	(803)	(803)
Buy		3,200	12/2011	RYL	0	(201)	(201)
Buy		2,600	12/2011	UAG	0	(159)	(159)
Sell		1,296	12/2011	UAG	10	0	10
Sell	TRY	718	10/2011	BRC	15	0	15
Sell		1,866	10/2011	CBK	0	0	0
Buy		13,030	10/2011	HUS	0	(766)	(766)
Sell		1,435	10/2011	JPM	31	0	31
Sell		1,118	10/2011	MSC	1	0	1

See Accompanying Notes	Semiannual Report	September 30, 2011	99

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TWD	40,264	01/2012	BCY	$0	$(89)	$(89)
Buy	ZAR	52,583	10/2011	HUS	0	(984)	(984)
Sell		2,969	10/2011	HUS	34	0	34
Sell		14,373	10/2011	JPM	27	0	27
Buy		4,560	01/2012	JPM	0	(69)	(69)

					$4,839	$(23,557)	$(18,718)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$2,340	$0	$2,340
Corporate Bonds & Notes
Banking & Finance	0	669,858	0	669,858
Industrials	0	163,123	144	163,267
Utilities	0	97,489	0	97,489
Convertible Bonds & Notes
Industrials	0	10,904	0	10,904
Municipal Bonds & Notes
California	0	3,528	0	3,528
Illinois	0	6,063	0	6,063
New Jersey	0	9,469	0	9,469
New York	0	2,327	0	2,327
Texas	0	2,556	0	2,556
Virginia	0	242	0	242
U.S. Government Agencies	0	320,461	0	320,461
U.S. Treasury Obligations	0	195,108	0	195,108
Mortgage-Backed Securities	0	128,381	0	128,381
Asset-Backed Securities	0	50,777	0	50,777
Sovereign Issues	0	121,097	0	121,097
Convertible Preferred Securities
Banking & Finance	17,355	0	0	17,355
Industrials	0	0	2	2
Preferred Securities
Banking & Finance	0	16,120	6,872	22,992
Short-Term Instruments
Certificates of Deposit	0	34,227	0	34,227

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Commercial Paper	$0	$18,683	$0	$18,683
Repurchase Agreements	0	10,300	0	10,300
Short-Term Notes	0	5,583	0	5,583
Japan Treasury Bills	0	102,940	0	102,940
Mexico Treasury Bills	0	2,601	0	2,601
U.S. Treasury Bills	0	7,879	0	7,879
PIMCO Short-Term Floating NAV Portfolio	799,752	0	0	799,752
	$817,107	$1,982,056	$7,018	$2,806,181

Short Sales, at value	$0	$(1,721)	$0	$(1,721)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,830	0	1,830
Foreign Exchange Contracts	0	4,839	0	4,839
Interest Rate Contracts	10,415	6,354	0	16,769
	$10,415	$13,023	$0	$23,438

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(13,225)	0	(13,225)
Foreign Exchange Contracts	0	(23,557)	0	(23,557)
Interest Rate Contracts	(2,379)	(449)	(504)	(3,332)
	$(2,379)	$(37,231)	$(504)	$(40,114)

Totals	$825,143	$1,956,127	$6,514	$2,787,784

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$3,522	$0	$(3,572)	$0	$796	$(746)	$0	$0	$0	$0
Industrials	301	142	(287)	(3)	0	(9)	0	0	144	(8)
Asset-Backed Securities	6,326	0	0	20	0	(41)	0	(6,305)	0	0
Sovereign Issues	5,372	0	(5,383)	0	0	11	0	0	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	2	0	0	2	2
Preferred Securities
Banking & Finance	6,927	0	0	0	0	(55)	0	0	6,872	(55)

	$22,448	$142	$(9,242)	$17	$796	$(838)	$0	$(6,305)	$7,018	$(61)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(924)	$0	$0	$0	$0	$420	$0	$0	$(504)	$420

Totals	$21,524	$142	$(9,242)	$17	$796	$(418)	$0	$(6,305)	$6,514	$359

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.

100	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$362	$362
Unrealized appreciation on foreign currency contracts	0	0	0	4,839	0	4,839
Unrealized appreciation on OTC swap agreements	0	1,830	0	0	6,354	8,184

	$0	$1,830	$0	$4,839	$6,716	$13,385

Liabilities:
Written options outstanding	$0	$29	$0	$0	$953	$982
Variation margin payable on financial derivative instruments (2)	0	0	0	0	447	447
Unrealized depreciation on foreign currency contracts	0	0	0	23,557	0	23,557
Unrealized depreciation on OTC swap agreements	0	13,196	0	0	0	13,196

	$0	$13,225	$0	$23,557	$1,400	$38,182

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$1,163	$0	$7	$22,374	$23,544
Net realized gain on foreign currency transactions	0	0	0	7,183	0	7,183

	$0	$1,163	$0	$7,190	$22,374	$30,727

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$(15,914)	$0	$(6)	$19,844	$3,924
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(22,876)	0	(22,876)

	$0	$(15,914)	$0	$(22,882)	$19,844	$(18,952)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $8,036 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	September 30, 2011	101

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

September 30, 2011 (Unaudited)

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(481)	$412	$(69)
BPS	1,193	(1,310)	(117)
BRC	(2,111)	1,635	(476)
CBK	(1,929)	2,591	662
DUB	(3,162)	3,111	(51)
FBF	64	(180)	(116)
FBL	837	(520)	317
GLM	3,438	(3,680)	(242)
GST	(1,478)	1,620	142
HUS	(5,515)	3,913	(1,602)
JPM	(979)	583	(396)
MSC	(3,416)	2,611	(805)
MYC	231	(760)	(529)
RBC	(223)	300	77
RYL	(883)	787	(96)
UAG	(4,737)	3,990	(747)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

102	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Money Market Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 100.1%

GOVERNMENT AGENCY DEBT 20.2%
Banco Bilbao Vizcaya Argentaria Puerto Rico
2.450% due 06/22/2012 (a)	$5,000	$5,077
Bank of America Corp.
0.735% due 06/22/2012 (a)	3,650	3,664
3.125% due 06/15/2012 (a)	5,111	5,216
Citibank N.A.
1.875% due 06/04/2012 (a)	500	506
Citigroup Funding, Inc.
0.669% due 03/30/2012 (a)	1,485	1,488
Fannie Mae
0.090% due 10/07/2011	30	30
Freddie Mac
0.095% due 10/04/2011 - 10/12/2011	3,350	3,350
0.132% due 10/27/2011	10,000	10,000
5.125% due 07/15/2012	3,250	3,373
General Electric Capital Corp.
0.537% due 03/12/2012 (a)	1,550	1,552
2.200% due 06/08/2012 (a)	4,176	4,233
2.250% due 03/12/2012 (a)	3,828	3,864
Goldman Sachs Group, Inc.
2.150% due 03/15/2012 (a)	2,100	2,119
3.250% due 06/15/2012 (a)	10,000	10,213
John Deere Capital Corp.
2.875% due 06/19/2012 (a)	400	407
JPMorgan Chase & Co.
0.577% due 06/15/2012 (a)	2,400	2,406
2.125% due 06/22/2012 (a)	200	203
2.200% due 06/15/2012 (a)	1,900	1,927
KeyBank N.A.
3.200% due 06/15/2012 (a)	8,493	8,670
Morgan Stanley
0.538% due 03/13/2012 (a)	8,300	8,313
0.555% due 02/10/2012 (a)	2,495	2,499
0.701% due 06/20/2012 (a)	6,400	6,422
1.950% due 06/20/2012 (a)	1,200	1,215
2.250% due 03/13/2012 (a)	3,300	3,331
PNC Funding Corp.
2.300% due 06/22/2012 (a)	1,000	1,015
State Street Corp.
2.150% due 04/30/2012 (a)	1,288	1,303
SunTrust Bank
3.000% due 11/16/2011 (a)	9,000	9,028
U.S. Bancorp
1.800% due 05/15/2012 (a)	11,496	11,610

		113,034

OTHER COMMERCIAL PAPER 0.4%
BP Capital Markets PLC
0.890% due 11/07/2011	2,000	1,998

OTHER NOTES 2.4%
AT&T Mobility LLC
6.500% due 12/15/2011	3,000	3,036
Bear Stearns Cos. LLC
0.509% due 11/28/2011	1,300	1,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
0.449% due 02/06/2012	$580	$580
HSBC Finance Corp.
6.375% due 10/15/2011	2,900	2,905
Metropolitan Life Global Funding I
5.125% due 11/09/2011	2,328	2,339
Swedbank AB
2.800% due 02/10/2012	3,000	3,024

		13,184

TREASURY DEBT 0.7%
U.S. Treasury Bills
0.080% due 09/20/2012	3,800	3,796

TREASURY REPURCHASE AGREEMENTS 76.4%
Banc of America Securities LLC
0.090% due 10/03/2011	14,300	14,300
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $14,600. Repurchase proceeds are $14,300.)
Bank of Nova Scotia - Toronto
0.070% due 10/03/2011	22,300	22,300
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 02/15/2013 valued at $22,785. Repurchase proceeds are $22,300.)
Barclays Capital, Inc.
0.070% due 10/03/2011	100,700	100,700
(Dated 09/30/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.375% due 01/15/2027 valued at $102,625. Repurchase proceeds are $100,700.)
BNP Paribas Securities Corp.
0.120% due 10/03/2011	22,300	22,300
(Dated 09/30/2011. Collateralized by Fannie Mae 4.000% due 01/01/2041 valued at $23,057. Repurchase proceeds are $22,300.)
Citigroup Global Markets, Inc.
0.100% due 10/03/2011	22,300	22,300
(Dated 09/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $22,779. Repurchase proceeds are $22,300.)
Credit Suisse Securities (USA) LLC
0.060% due 10/03/2011	15,000	15,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 08/15/2020 valued at $15,375. Repurchase proceeds are $15,000.)
Deutsche Bank Securities, Inc.
0.030% due 10/03/2011	50,000	50,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2037 valued at $51,298. Repurchase proceeds are $50,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs & Co.
0.050% due 10/03/2011	$11,100	$11,100
(Dated 09/30/2011. Collateralized by Fannie Mae 5.500% due 08/01/2037 valued at $11,461. Repurchase proceeds are $11,100.)
JPMorgan Securities, Inc.
0.110% due 10/03/2011	16,700	16,700
(Dated 09/30/2011. Collateralized by Fannie Mae 0.870% due 09/12/2014 valued at $17,059. Repurchase proceeds are $16,700.)
Morgan Stanley & Co., Inc.
0.090% due 10/03/2011	5,500	5,500
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.000% due 03/31/2012 valued at $5,610. Repurchase proceeds are $5,500.)
RBC Capital Markets LLC
0.080% due 10/03/2011	22,300	22,300
(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.090% due 08/23/2012 valued at $22,764. Repurchase proceeds are $22,300.)
RBS Securities, Inc.
0.080% due 10/03/2011	2,200	2,200
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.750% due 02/15/2019 valued at $2,250. Repurchase proceeds are $2,200.)
0.110% due 10/03/2011	100,000	100,000
(Dated 09/30/2011. Collateralized by Freddie Mac 0.375% due 11/30/2012 valued at $102,070. Repurchase proceeds are $100,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	859	859
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.875% due 04/30/2014 valued at $879. Repurchase proceeds are $859.)
TD Securities (USA) LLC
0.090% due 10/03/2011	22,300	22,300
(Dated 09/30/2011. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $22,885. Repurchase proceeds are $22,300.)

		427,859

Total Short-Term Instruments (Cost $559,871)		559,871

Total Investments 100.1% (Cost $559,871)		$559,871

Other Assets and Liabilities (Net) (0.1%)		(387)

Net Assets 100.0%		$559,484

Notes to Schedule of Investments (amounts in thousands):

(a)	FDIC guaranteed through Treasury Liquidity Guarantee Program.

See Accompanying Notes	Semiannual Report	September 30, 2011	103

Schedule of Investments PIMCO Money Market Fund (Cont.)

September 30, 2011 (Unaudited)

(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Short-Term Instruments
Government Agency Debt	$0	$113,034	$0	$113,034
Other Commercial Paper	0	1,998	0	1,998
Other Notes	0	13,184	0	13,184
Treasury Debt	0	3,796	0	3,796
Treasury Repurchase Agreements	0	427,859	0	427,859
	$0	$559,871	$0	$559,871

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

104	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%
AGFS Funding Co.
5.500% due 05/10/2017		$2,000	$1,758
Cablevision Systems Corp.
1.985% due 03/29/2016		6	6
CSC Holdings LLC
1.985% due 03/29/2016		2,404	2,353
Fresenius Medical Care Holdings, Inc.
1.744% due 03/31/2013		5,969	5,905
Georgia-Pacific LLC
2.352% due 12/20/2012		5,122	5,111
2.352% due 12/22/2012		855	853
HCA, Inc.
2.619% due 11/17/2013		19,186	18,653
2.869% due 05/02/2016		19,248	17,985
3.619% due 03/31/2017		1,645	1,554
International Lease Finance Corp.
6.750% due 03/17/2015		700	702
U.S. Airways Group, Inc.
2.739% due 03/23/2014		1,972	1,687
Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011		11,500	11,318

Total Bank Loan Obligations (Cost $70,244)			67,885

CORPORATE BONDS & NOTES 58.6%

BANKING & FINANCE 31.1%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		41,400	39,473
Achmea Hypotheekbank NV
3.200% due 11/03/2014		9,100	9,633
Ally Financial, Inc.
0.000% due 12/01/2012		500	455
0.350% due 12/19/2012		39,100	39,164
3.478% due 02/11/2014		15,600	14,347
6.000% due 12/15/2011		11,878	11,952
6.625% due 05/15/2012		400	405
7.000% due 02/01/2012		100	101
7.500% due 12/31/2013		1,750	1,781
American Express Bank FSB
0.525% due 06/12/2017		1,325	1,220
5.500% due 04/16/2013		1,250	1,321
American International Group, Inc.
0.360% due 10/18/2011		11,050	11,050
0.451% due 03/20/2012		6,300	6,271
3.650% due 01/15/2014		6,150	6,002
3.750% due 11/30/2013		9,700	9,715
4.900% due 06/02/2014	CAD	5,000	4,697
4.950% due 03/20/2012		$5,700	5,736
ANZ National International Ltd.
3.250% due 04/02/2012		2,600	2,628
Australia & New Zealand Banking Group Ltd.
0.630% due 06/18/2012		6,000	6,004
Banco Bilbao Vizcaya Argentaria Puerto Rico
2.450% due 06/22/2012		22,875	23,220
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		700	696
Banco Santander Chile
1.501% due 04/20/2012		43,420	43,457
Bank of America Corp.
1.673% due 01/30/2014		13,850	12,553
1.751% due 02/05/2014	EUR	10,000	12,036
1.796% due 07/11/2014		$4,610	4,106
5.375% due 06/15/2014		5,000	4,962
7.375% due 05/15/2014		9,365	9,665

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of Nova Scotia
1.450% due 07/26/2013		$67,450	$68,159
Bank of Scotland PLC
5.000% due 11/21/2011		5,150	5,175
Banque PSA Finance S.A.
2.146% due 04/04/2014		45,450	42,883
3.375% due 04/04/2014		600	582
Barclays Bank PLC
0.986% due 01/13/2012		7,000	7,013
1.131% due 03/05/2012		6,300	6,313
1.286% due 01/13/2014		28,700	27,886
5.200% due 07/10/2014		25,300	25,901
BNP Paribas S.A.
1.146% due 01/10/2014		27,900	26,039
BNZ International Funding Ltd.
2.625% due 06/05/2012		31,300	31,752
Boston Properties LP
6.250% due 01/15/2013		933	983
BPCE S.A.
2.375% due 10/04/2013		26,290	25,597
BRFkredit A/S
0.499% due 04/15/2013		11,800	11,809
Caisse Centrale Desjardins du Quebec
2.550% due 03/24/2016		13,900	14,458
Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		31,800	32,286
2.600% due 07/02/2015		9,800	10,222
Cie de Financement Foncier
1.003% due 07/23/2012		41,900	41,879
CIT Group, Inc.
5.250% due 04/01/2014		5,000	4,862
7.000% due 05/01/2014		18,403	18,794
Citibank N.A.
0.286% due 11/15/2012		200	200
1.875% due 05/07/2012		3,745	3,781
Citigroup Funding, Inc.
0.451% due 09/20/2014		5,700	5,270
2.125% due 07/12/2012		22,000	22,328
Citigroup, Inc.
1.695% due 06/28/2013	EUR	1,300	1,671
2.125% due 04/30/2012		$7,717	7,803
2.286% due 08/13/2013		56,550	55,966
5.500% due 04/11/2013		3,800	3,913
5.625% due 08/27/2012		20,000	20,370
6.000% due 12/13/2013		45,900	48,243
6.375% due 08/12/2014		15,000	15,898
6.400% due 03/27/2013	EUR	1,000	1,374
6.500% due 08/19/2013		$14,100	14,845
Commonwealth Bank of Australia
0.666% due 07/12/2013		2,900	2,900
0.717% due 12/10/2012		1,600	1,606
2.500% due 12/10/2012		1,899	1,941
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		151,625	148,041
Credit Agricole S.A.
1.702% due 01/21/2014		16,400	15,440
2.625% due 01/21/2014		2,750	2,628
Credit Suisse
1.209% due 01/14/2014		100	98
DanFin Funding Ltd.
0.950% due 07/16/2013		45,950	45,957
Danske Bank A/S
0.658% due 05/24/2012		45,400	45,375
2.500% due 05/10/2012		18,795	19,019
Dexia Credit Local
0.731% due 03/05/2013		31,600	31,530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
0.496% due 01/12/2012		$37,900	$37,894
0.733% due 04/29/2014		21,800	20,546
DnB NOR Boligkreditt
2.100% due 10/14/2016		31,000	31,433
Eksportfinans ASA
2.000% due 09/15/2015		5,360	5,479
Encana Holdings Finance Corp.
5.800% due 05/01/2014		21,033	23,051
FIH Erhvervsbank A/S
0.708% due 06/13/2013		18,900	18,896
1.750% due 12/06/2012		2,500	2,534
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		5,600	5,631
7.000% due 10/01/2013		6,000	6,316
7.250% due 10/25/2011		46,000	46,058
7.500% due 08/01/2012		18,800	19,189
7.800% due 06/01/2012		4,680	4,797
8.700% due 10/01/2014		1,250	1,354
General Electric Capital Corp.
0.352% due 12/21/2012		50,800	50,865
0.471% due 06/20/2013		2,250	2,226
1.181% due 12/20/2013		4,500	4,444
Goldman Sachs Group, Inc.
0.653% due 07/22/2015		5,300	4,737
0.805% due 03/22/2016		20,000	17,170
0.965% due 09/29/2014		18,550	17,352
1.269% due 02/07/2014		5,255	5,039
1.856% due 10/04/2012	EUR	5,000	6,529
1.905% due 02/04/2013		17,500	22,414
6.000% due 05/01/2014		$2,450	2,596
HSBC Bank PLC
1.625% due 07/07/2014		25,500	25,642
HSBC Bank USA N.A.
4.625% due 04/01/2014		1,700	1,742
HSBC Capital Funding LP
4.610% due 12/29/2049		150	133
HSBC Finance Corp.
0.499% due 01/15/2014		102,264	96,483
0.756% due 06/01/2016		691	617
ICICI Bank Ltd.
2.058% due 02/24/2014		18,900	18,511
5.500% due 03/25/2015		2,200	2,194
ING Bank NV
1.570% due 10/18/2013		43,600	42,780
3.900% due 03/19/2014		2,000	2,144
International Lease Finance Corp.
4.750% due 01/13/2012		4,900	4,876
5.300% due 05/01/2012		2,200	2,184
6.375% due 03/25/2013		16,100	15,738
6.625% due 11/15/2013		500	488
Intesa Sanpaolo SpA
2.708% due 02/24/2014		11,100	10,002
3.625% due 08/12/2015		5,300	4,646
JPMorgan Chase & Co.
0.608% due 12/26/2012		41,300	41,494
1.786% due 09/26/2013	EUR	1,500	1,969
KeyBank N.A.
1.660% due 11/21/2011		14,000	18,796
Kreditanstalt fuer Wiederaufbau
4.750% due 05/15/2012		$900	924
LeasePlan Corp. NV
3.000% due 05/07/2012		5,200	5,272
Lloyds TSB Bank PLC
1.625% due 10/14/2011		100	100
2.603% due 01/24/2014		76,275	74,297
12.000% due 12/29/2049		2,500	2,297

See Accompanying Notes	Semiannual Report	September 30, 2011	105

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Bank Ltd.
0.550% due 07/16/2012		$1,500	$1,503
2.600% due 01/20/2012		26,850	27,017
3.300% due 07/17/2014		1,200	1,282
Merrill Lynch & Co., Inc.
1.052% due 02/21/2012	GBP	7,500	11,548
1.840% due 05/30/2014	EUR	7,700	8,972
1.844% due 06/29/2012		3,000	3,901
1.872% due 01/31/2014		12,700	15,057
5.000% due 02/03/2014		$4,500	4,414
5.450% due 02/05/2013		76,362	75,707
5.571% due 10/04/2012		4,600	4,718
6.150% due 04/25/2013		8,329	8,337
Monumental Global Funding III
0.449% due 01/15/2014		11,200	10,872
Morgan Stanley
0.546% due 01/09/2014		200	181
0.729% due 10/15/2015		28,000	23,668
1.853% due 01/24/2014		121,735	113,652
1.870% due 03/01/2013	EUR	17,500	22,186
5.327% due 08/08/2012	AUD	15,900	15,103
National Bank of Canada
1.650% due 01/30/2014		$47,850	48,659
National City Bank
0.703% due 06/07/2017		1,800	1,651
Nationwide Building Society
2.500% due 08/17/2012		150	152
5.500% due 07/18/2012		3,490	3,608
Network Rail Infrastructure Finance PLC
0.363% due 06/14/2013		12,500	12,503
New York Life Global Funding
1.655% due 12/20/2013	EUR	22,800	29,994
NIBC Bank NV
0.707% due 12/02/2014		$1,700	1,703
Nile Finance Ltd.
5.250% due 08/05/2015		100	102
Nomura Europe Finance NV
1.783% due 10/25/2011	EUR	2,000	2,678
Nordea Bank AB
1.750% due 10/04/2013		$15,300	15,159
Nordea Eiendomskreditt A/S
0.666% due 04/07/2014		79,900	79,900
PACCAR Financial Corp.
1.550% due 09/29/2014		12,300	12,308
Pricoa Global Funding I
0.353% due 01/30/2012		31,020	30,971
0.488% due 06/26/2012		39,400	39,238
0.560% due 09/27/2013		600	594
4.625% due 06/25/2012		4,200	4,308
5.400% due 10/18/2012		1,005	1,047
5.450% due 06/11/2014		1,100	1,199
RCI Banque S.A.
2.116% due 04/11/2014		28,800	27,266
3.400% due 04/11/2014		2,500	2,425
Regions Financial Corp.
0.528% due 06/26/2012		2,500	2,453
4.875% due 04/26/2013		1,000	985
Royal Bank of Scotland Group PLC
0.403% due 10/28/2011		12,600	12,600
0.579% due 03/30/2012		9,600	9,607
0.902% due 12/02/2011		50,900	50,950
1.153% due 04/23/2012		44,600	44,810
1.450% due 10/20/2011		13,000	13,005
2.625% due 05/11/2012		9,390	9,511
2.723% due 08/23/2013		66,000	65,813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 08/25/2014		$9,900	$9,979
6.990% due 10/29/2049		300	192
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
7.125% due 01/14/2014		900	920
Santander U.S. Debt S.A. Unipersonal
1.169% due 03/30/2012		17,300	17,176
SLM Corp.
0.483% due 10/25/2011		8,400	8,361
1.785% due 11/15/2011	EUR	1,000	1,341
5.400% due 10/25/2011		$875	875
Societe Generale S.A.
1.296% due 04/11/2014		52,500	47,035
2.200% due 09/14/2013		4,355	4,107
Societe Generale SCF S.A.
1.131% due 06/19/2013		10,100	10,122
Sparebanken 1 Boligkreditt A/S
1.250% due 10/25/2013		53,100	53,366
Springleaf Finance Corp.
0.597% due 12/15/2011		3,300	3,257
4.875% due 07/15/2012		10,000	9,375
5.375% due 10/01/2012		3,300	3,044
5.900% due 09/15/2012 (f)		3,400	3,141
SSIF Nevada LP
0.949% due 04/14/2014		1,000	1,001
Stadshypotek AB
0.919% due 09/30/2013		59,200	59,165
1.450% due 09/30/2013		29,700	29,896
Standard Chartered PLC
1.231% due 05/12/2014		13,500	13,382
3.850% due 04/27/2015		4,900	5,026
State Bank of India
4.500% due 10/23/2014		2,500	2,561
4.500% due 07/27/2015		800	802
State Street Bank and Trust Co.
0.536% due 12/08/2015		5,700	5,477
State Street Capital Trust III
5.337% due 01/29/2049		14,000	14,009
Suffield Clo Ltd.
1.737% due 09/26/2014		294	290
Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		5,800	5,844
Suncorp-Metway Ltd.
0.480% due 10/19/2012		180	180
1.749% due 07/16/2012		46,470	47,015
Swedbank AB
0.699% due 01/14/2013		49,700	49,772
2.800% due 02/10/2012		17,440	17,584
Swedbank Hypotek AB
0.813% due 03/28/2014		100,500	100,702
U.S. Central Federal Credit Union
1.900% due 10/19/2012		58,298	59,327
UBS Preferred Funding Trust V
6.243% due 05/29/2049		4,700	3,537
UFJ Finance Aruba AEC
6.750% due 07/15/2013		50	54
Volkswagen Bank GmbH
2.055% due 04/15/2013	EUR	9,800	13,130
Wachovia Bank N.A.
0.637% due 11/03/2014 (f)		$27,550	25,935
Wachovia Corp.
0.617% due 06/15/2017		300	271
WCI Finance LLC
5.400% due 10/01/2012		1,718	1,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
0.453% due 10/28/2015 (f)	$1,850	$1,739
Wells Fargo Bank N.A.
0.500% due 05/16/2016	3,000	2,662
Western Corporate Federal Credit Union
1.750% due 11/02/2012	26,870	27,287
Westpac Securities NZ Ltd.
2.500% due 05/25/2012	29,950	30,301

		3,495,648

INDUSTRIALS 20.4%
Agilent Technologies, Inc.
2.500% due 07/15/2013	2,500	2,537
Alcoa, Inc.
6.000% due 07/15/2013	2,200	2,354
Altria Group, Inc.
7.750% due 02/06/2014	22,943	26,152
8.500% due 11/10/2013	12,014	13,711
American Airlines Pass-Through Trust
7.858% due 04/01/2013	47,824	47,801
American Airlines, Inc.
10.500% due 10/15/2012	15,000	15,207
Anadarko Petroleum Corp.
5.750% due 06/15/2014	3,400	3,703
7.625% due 03/15/2014	4,875	5,486
Anglo American Capital PLC
2.150% due 09/27/2013	23,065	23,011
9.375% due 04/08/2014	47,447	55,170
Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014	79,175	79,826
1.088% due 03/26/2013	7,540	7,602
2.500% due 03/26/2013	815	834
3.000% due 10/15/2012	15,010	15,327
Barrick Gold Corp.
1.750% due 05/30/2014	24,150	24,289
2.900% due 05/30/2016	3,000	3,045
Barrick Gold Financeco LLC
6.125% due 09/15/2013	6,350	6,945
BAT International Finance PLC
8.125% due 11/15/2013	6,000	6,840
BHP Billiton Finance USA Ltd.
5.125% due 03/29/2012	300	306
5.500% due 04/01/2014	100	110
Boston Scientific Corp.
4.500% due 01/15/2015	20,900	21,866
5.450% due 06/15/2014	49,825	53,661
Broadcom Corp.
1.500% due 11/01/2013	13,450	13,485
Canadian Natural Resources Ltd.
5.450% due 10/01/2012	1,500	1,563
Canadian Oil Sands Ltd.
5.800% due 08/15/2013	175	187
Case New Holland, Inc.
7.750% due 09/01/2013	20,390	21,359
Charter Communications Operating LLC
8.000% due 04/30/2012	65,952	67,271
10.875% due 09/15/2014	10,000	10,775
Coca-Cola Enterprises, Inc.
1.125% due 11/12/2013	7,300	7,293
Codelco, Inc.
5.500% due 10/15/2013	3,650	3,923
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	24,769	27,226
Comcast Cable Communications LLC
7.125% due 06/15/2013	2,925	3,195

106	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Comcast Cable Holdings LLC
7.875% due 08/01/2013	$3,100	$3,446
9.800% due 02/01/2012	16,106	16,542
Comcast Corp.
5.300% due 01/15/2014	24,217	26,277
Comcast Holdings Corp.
10.625% due 07/15/2012	200	214
Cox Communications, Inc.
4.625% due 06/01/2013	12,660	13,319
7.125% due 10/01/2012	20,658	21,888
CSC Holdings LLC
6.750% due 04/15/2012	11,806	12,042
CSN Islands VIII Corp.
9.750% due 12/16/2013	31,500	34,965
Daimler Finance North America LLC
0.973% due 03/28/2014	112,815	112,909
1.543% due 09/13/2013	5,600	5,604
6.500% due 11/15/2013	4,947	5,435
DCP Midstream LLC
9.700% due 12/01/2013	9,730	11,163
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	17,263	17,392
Deutsche Telekom International Finance BV
4.875% due 07/08/2014	5,000	5,338
5.250% due 07/22/2013	7,500	7,925
5.875% due 08/20/2013	2,000	2,141
Diageo Capital PLC
7.375% due 01/15/2014	300	341
DISH DBS Corp.
6.375% due 10/01/2011	25,964	25,996
Dow Chemical Co.
4.850% due 08/15/2012	7,762	7,993
6.000% due 10/01/2012	14,146	14,795
7.600% due 05/15/2014	21,924	24,925
E.I. Du Pont De Nemours & Co.
5.000% due 07/15/2013	2,100	2,254
El Paso Corp.
7.875% due 06/15/2012	250	259
Encana Corp.
6.300% due 11/01/2011	1,470	1,476
Energy Transfer Partners LP
5.650% due 08/01/2012	1,600	1,650
6.000% due 07/01/2013	600	635
Enterprise Products Operating LLC
4.600% due 08/01/2012	7,100	7,287
5.600% due 10/15/2014	3,750	4,109
6.375% due 02/01/2013	1,085	1,149
7.625% due 02/15/2012	37,365	38,159
9.750% due 01/31/2014	11,970	14,016
EOG Resources, Inc.
6.125% due 10/01/2013	500	550
Erac USA Finance LLC
2.250% due 01/10/2014	300	302
5.800% due 10/15/2012	800	834
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013	31,870	33,729
General Mills, Inc.
0.640% due 05/16/2014	77,900	77,760
6.000% due 02/15/2012	1,663	1,694
Georgia-Pacific LLC
7.125% due 01/15/2017	82,430	86,531
8.250% due 05/01/2016	11,200	12,387
9.500% due 12/01/2011	11,995	12,129
Hewlett-Packard Co.
0.719% due 05/30/2014	14,110	13,721
1.250% due 09/13/2013	8,000	7,946

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.900% due 09/19/2014	$32,577	$32,725
6.125% due 03/01/2014	450	492
Hutchison Whampoa International Ltd.
6.250% due 01/24/2014	23,700	25,712
6.500% due 02/13/2013	29,000	30,841
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	26,674	27,107
Johnson Controls, Inc.
0.674% due 02/04/2014	90,360	90,418
Kellogg Co.
4.250% due 03/06/2013	14,015	14,655
Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	520	541
7.125% due 03/15/2012	9,955	10,212
Kraft Foods, Inc.
2.625% due 05/08/2013	3,000	3,064
5.250% due 10/01/2013	4,700	5,018
5.625% due 11/01/2011	6,990	7,012
6.000% due 02/11/2013	4,470	4,737
6.250% due 06/01/2012	1,304	1,350
6.750% due 02/19/2014	13,654	15,253
Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	9,200	9,864
NBCUniversal Media LLC
2.100% due 04/01/2014	2,600	2,642
Newfield Exploration Co.
6.625% due 09/01/2014	1,500	1,515
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013	3,100	3,161
Pemex Project Funding Master Trust
0.929% due 12/03/2012	5,100	5,100
PepsiCo, Inc.
0.800% due 08/25/2014	12,500	12,451
Petrobras International Finance Co.
3.875% due 01/27/2016	39,200	39,278
Philip Morris International, Inc.
2.500% due 05/16/2016	445	459
6.875% due 03/17/2014	8,145	9,252
Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014	700	771
Reynolds American, Inc.
7.250% due 06/01/2012	2,525	2,625
7.250% due 06/01/2013	6,385	6,969
Rio Tinto Alcan, Inc.
4.500% due 05/15/2013	137	143
4.875% due 09/15/2012	10,250	10,577
Rio Tinto Finance USA Ltd.
2.250% due 09/20/2016	10,000	9,996
8.950% due 05/01/2014	3,346	3,961
Rockies Express Pipeline LLC
6.250% due 07/15/2013	43,655	46,481
Rogers Communications, Inc.
5.500% due 03/15/2014	1,245	1,362
6.375% due 03/01/2014	6,020	6,688
Sanofi
0.563% due 03/28/2013	33,950	34,010
Shell International Finance BV
0.705% due 06/22/2012	51,050	51,196
Siemens Financieringsmaatschappij NV
0.499% due 03/16/2012	3,100	3,100
5.750% due 10/17/2016	5,000	5,853
Southern Co.
0.652% due 10/21/2011	160	160
5.300% due 01/15/2012	1,200	1,214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwest Airlines Co.
10.500% due 12/15/2011	$26,700	$27,144
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	23,600	24,190
Steel Dynamics, Inc.
7.375% due 11/01/2012	73,010	74,835
Teck Resources Ltd.
7.000% due 09/15/2012	1,500	1,572
9.750% due 05/15/2014	5,133	6,090
Telefonica Emisiones S.A.U.
0.594% due 02/04/2013	44,262	42,583
2.582% due 04/26/2013	6,100	5,906
Teva Pharmaceutical Finance III BV
0.852% due 03/21/2014	17,100	17,098
Teva Pharmaceutical Finance III LLC
0.750% due 12/19/2011	32,150	32,160
1.500% due 06/15/2012	6,266	6,303
Time Warner Cable, Inc.
5.400% due 07/02/2012	4,600	4,749
6.200% due 07/01/2013	4,298	4,645
Time Warner, Inc.
6.875% due 05/01/2012	9,409	9,716
Total Capital Canada Ltd.
0.630% due 01/17/2014	28,100	28,226
Transcontinental Gas Pipe Line Co. LLC
8.875% due 07/15/2012	2,000	2,116
Turner Broadcasting System, Inc.
8.375% due 07/01/2013	4,270	4,748
Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,960	7,295
UST LLC
6.625% due 07/15/2012	41,685	43,405
Vale Canada Ltd.
7.750% due 05/15/2012	3,050	3,160
Valero Energy Corp.
6.875% due 04/15/2012	3,163	3,258
Vivendi S.A.
5.750% due 04/04/2013	14,085	14,866
Volkswagen International Finance NV
0.984% due 04/01/2014	88,150	88,441
1.875% due 04/01/2014	6,600	6,592
Waste Management, Inc.
6.375% due 11/15/2012	8,000	8,475
WM Wrigley Jr. Co.
2.450% due 06/28/2012	240	243
WMC Finance USA Ltd.
5.125% due 05/15/2013	3,950	4,202
Xstrata Canada Corp.
7.250% due 07/15/2012	12,954	13,516
7.350% due 06/05/2012	3,000	3,114
Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	1,500	1,507
XTO Energy, Inc.
7.500% due 04/15/2012	2,156	2,232

		2,291,639

UTILITIES 7.1%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	14,850	14,954
6.103% due 06/27/2012	11,400	11,658
7.700% due 08/07/2013	19,200	20,380
Arizona Public Service Co.
6.375% due 10/15/2011	175	175
AT&T, Inc.
5.100% due 09/15/2014	2,150	2,364

See Accompanying Notes	Semiannual Report	September 30, 2011	107

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BellSouth Corp.
4.463% due 04/26/2021	$52,679	$53,645
5.200% due 09/15/2014	343	377
BP Capital Markets PLC
0.937% due 03/11/2014	101,588	101,821
3.750% due 06/17/2013	5,200	5,384
5.250% due 11/07/2013	1,900	2,047
Carolina Power & Light Co.
5.125% due 09/15/2013	2,000	2,162
CenterPoint Energy Houston Electric LLC
5.750% due 01/15/2014	1,395	1,525
CMS Energy Corp.
1.199% due 01/15/2013	9,000	8,865
2.750% due 05/15/2014	2,100	2,067
Columbus Southern Power Co.
0.749% due 03/16/2012	10,850	10,859
Consumers Energy Co.
5.500% due 08/15/2016	600	686
Dayton Power & Light Co.
5.125% due 10/01/2013	730	786
Dominion Resources, Inc.
1.800% due 03/15/2014	2,000	2,020
Duke Energy Ohio, Inc.
5.700% due 09/15/2012	5,582	5,832
FirstEnergy Corp.
6.450% due 11/15/2011	3,857	3,878
France Telecom S.A.
4.375% due 07/08/2014	9,485	10,132
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	7,000	7,816
10.500% due 03/25/2014	23,640	26,378
KCP&L Greater Missouri Operations Co.
11.875% due 07/01/2012	5,939	6,389
Kinder Morgan Kansas, Inc.
6.500% due 09/01/2012	1,000	1,032
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	1,000	983
6.250% due 06/17/2014	1,000	1,084
Majapahit Holding BV
7.250% due 10/17/2011	6,198	6,206
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	2,650	2,757
NextEra Energy Capital Holdings, Inc.
2.550% due 11/15/2013	505	514
NGPL PipeCo LLC
6.514% due 12/15/2012	95,168	99,089
Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013	1,246	1,343
6.375% due 05/01/2012	645	664
Progress Energy, Inc.
6.850% due 04/15/2012	700	722
PSEG Power LLC
2.500% due 04/15/2013	1,000	1,013
6.950% due 06/01/2012	496	515
Public Service Co. of Colorado
5.500% due 04/01/2014	1,380	1,535
Qwest Corp.
3.597% due 06/15/2013	22,785	22,956
8.875% due 03/15/2012	69,658	72,183
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012	10,100	10,365
5.500% due 09/30/2014	7,570	8,270
Sprint Capital Corp.
8.375% due 03/15/2012	106,253	107,847

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Telecom Italia Capital S.A.
5.250% due 11/15/2013	$2,000	$1,956
6.175% due 06/18/2014	10,750	10,709
TNK-BP Finance S.A.
6.250% due 02/02/2015	3,700	3,765
Verizon Communications, Inc.
0.973% due 03/28/2014	37,900	38,034
Verizon Global Funding Corp.
6.875% due 06/15/2012	1,600	1,665
7.375% due 09/01/2012	1,080	1,142
Verizon Wireless Capital LLC
5.550% due 02/01/2014	45,379	49,691
7.375% due 11/15/2013	29,616	33,235
Virginia Electric and Power Co.
5.100% due 11/30/2012	4,486	4,701
Vodafone Group PLC
5.000% due 12/16/2013	2,000	2,159
5.350% due 02/27/2012	2,575	2,622
5.375% due 01/30/2015	2,400	2,675

		793,632

Total Corporate Bonds & Notes (Cost $6,637,823)		6,580,919

CONVERTIBLE BONDS & NOTES 0.6%

BANKING & FINANCE 0.1%
Boston Properties LP
2.875% due 02/15/2037	11,000	11,096

INDUSTRIALS 0.5%
Transocean, Inc.
1.500% due 12/15/2037	52,350	51,276

Total Convertible Bonds & Notes (Cost $62,478)		62,372

MUNICIPAL BONDS & NOTES 0.7%

ARKANSAS 0.1%
Arkansas State Student Loan Authority
1.212% due 11/25/2043	7,897	7,821

CALIFORNIA 0.3%
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	10,100	10,704
University of California Regents Medical Center Revenue Notes, Series 2011
0.302% due 07/01/2041	15,000	15,000
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	6,200	6,317

		32,021

ILLINOIS 0.0%
Illinois State General Obligation Notes, Series 2010
5.000% due 01/01/2012	1,500	1,516

LOUISIANA 0.1%
Louisiana State Public Facilities Authority
0.753% due 10/25/2014	5,265	5,255

NEW JERSEY 0.1%
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	12,500	12,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.1%
New York City, New York General Obligation Notes, Series 2011
1.520% due 08/01/2013	$15,525	$15,699

Total Municipal Bonds & Notes (Cost $74,006)		74,859

U.S. GOVERNMENT AGENCIES 20.4%
Fannie Mae
0.288% due 12/25/2036	355	341
0.295% due 07/25/2037	1,736	1,674
0.355% due 03/25/2034	100	100
0.365% due 03/25/2036	282	264
0.385% due 08/25/2034	588	582
0.435% due 10/27/2037	1,000	994
0.535% due 12/25/2028 - 03/25/2036	4,344	4,353
0.555% due 06/25/2036	481	481
0.575% due 11/25/2036	443	443
0.585% due 04/25/2036 - 03/25/2044	2,448	2,421
0.605% due 03/25/2036	387	387
0.630% due 03/17/2032 - 05/18/2032	1,835	1,843
0.635% due 02/25/2018 - 09/25/2032	571	564
0.665% due 07/25/2036	339	339
0.685% due 10/25/2030 - 09/25/2037	842	846
0.700% due 09/17/2027	8	8
0.730% due 05/18/2032	401	403
0.750% due 02/25/2022 - 07/18/2027	26	27
0.785% due 09/25/2041	36,686	36,913
0.835% due 10/25/2017	174	175
0.850% due 08/25/2022	10	11
0.865% due 04/25/2031	412	414
0.891% due 01/01/2021	13,254	13,360
0.900% due 12/25/2022	11	12
0.915% due 02/25/2041	218	219
0.950% due 09/25/2022	5	6
1.085% due 07/25/2038	160	163
1.100% due 02/25/2023	4	4
1.135% due 04/25/2032 - 11/25/2049	209	212
1.235% due 11/25/2049	196	200
1.400% due 09/25/2023	84	86
1.452% due 06/01/2043 - 10/01/2044	8,127	8,276
1.455% due 10/25/2038	353	361
1.500% due 04/27/2026	2,300	2,301
1.750% due 08/10/2012 (f)	33,617	34,045
1.960% due 05/01/2035	75	75
2.124% due 09/01/2035	37	38
2.215% due 06/01/2033	14	14
2.220% due 08/01/2026	14	15
2.243% due 12/01/2035	54	57
2.277% due 07/01/2031	7	7
2.307% due 09/01/2034	130	135
2.309% due 07/01/2034	20	21
2.315% due 09/01/2034	1,019	1,057
2.317% due 09/01/2034	86	89
2.343% due 06/01/2034	11	12
2.360% due 05/01/2034	70	74
2.389% due 11/01/2026	1	1
2.411% due 11/01/2035	352	368
2.422% due 04/01/2033	19	19
2.425% due 01/01/2036	218	228

108	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.435% due 08/01/2034	$20	$21
2.444% due 02/01/2035	19	19
2.447% due 08/01/2024	3	3
2.450% due 06/01/2035	74	78
2.454% due 12/01/2040	226	239
2.463% due 11/01/2027	9	9
2.464% due 11/01/2024	9	10
2.465% due 02/01/2033	26	28
2.473% due 08/01/2029	1,269	1,341
2.485% due 04/01/2029	5	5
2.494% due 09/01/2034	80	84
2.533% due 02/01/2034	129	136
2.555% due 11/01/2034	424	451
2.563% due 01/01/2032	315	330
2.580% due 02/01/2018	16	16
2.588% due 05/01/2021 - 04/01/2029	166	168
2.755% due 09/01/2035	263	271
2.819% due 06/01/2035	544	577
3.026% due 07/01/2029	144	152
3.305% due 06/25/2019	1,933	2,060
3.397% due 05/01/2036	8,061	8,227
3.500% due 01/01/2041 - 06/01/2041	2	2
3.996% due 05/01/2036	147	156
4.000% due 07/01/2013 - 10/01/2026	437,785	464,030
4.050% due 11/01/2025	14	15
4.200% due 07/01/2035	1,189	1,209
4.382% due 07/01/2028	20	21
4.500% due 03/01/2024 - 10/01/2041	253,307	268,920
4.690% due 06/01/2017	1,378	1,427
4.800% due 05/01/2035	358	377
4.874% due 01/01/2014	823	880
4.875% due 05/18/2012 (f)	28,004	28,760
5.000% due 01/01/2021 - 04/01/2021	55,040	59,561
5.008% due 07/01/2018	1,301	1,349
5.028% due 05/01/2035	268	287
5.060% due 07/01/2035	161	172
5.153% due 08/01/2035	207	222
5.159% due 10/01/2035	260	276
5.208% due 08/01/2035	256	274
5.212% due 09/01/2035	263	280
5.215% due 12/01/2035	202	217
5.250% due 08/01/2012 (g)	11,600	12,082
5.301% due 10/01/2035	288	309
5.310% due 08/25/2033 - 11/01/2035	492	524
5.321% due 10/01/2035	289	311
5.346% due 01/01/2036	246	264
5.362% due 11/01/2035	338	364
5.375% due 01/01/2036	358	385
5.499% due 03/01/2036	282	305
5.613% due 03/01/2036	170	182
5.645% due 12/01/2036	49	52
5.678% due 01/01/2036	172	185
5.815% due 12/01/2036	55	58
5.816% due 06/01/2036	70	76
6.500% due 10/25/2042	749	829
7.000% due 03/01/2013	8	8
8.776% due 06/25/2032	234	240
10.000% due 01/01/2020 - 04/01/2020	14	15
44.325% due 04/25/2021	3	4
FDIC Structured Sale Guaranteed Notes
0.721% due 11/29/2037	3,444	3,424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Farm Credit Bank
0.262% due 07/22/2013	$14,040	$14,050
Federal Home Loan Bank
0.375% due 01/29/2013	117,400	117,508
0.500% due 12/27/2013 (f)	53,600	53,598
1.625% due 11/21/2012 (f)	19,470	19,766
Federal Housing Administration
6.896% due 07/01/2020	229	227
7.350% due 04/01/2019	127	126
7.430% due 07/01/2021 - 09/01/2022	119	118
7.435% due 02/01/2019	139	138
Freddie Mac
0.172% due 06/03/2013	270,000	269,834
0.275% due 12/25/2036	12,401	12,332
0.375% due 11/30/2012 (f)	50,895	50,948
0.459% due 02/15/2019	30,578	30,665
0.479% due 07/15/2034	488	490
0.500% due 08/23/2013 (e)(f)	102,900	102,744
0.579% due 02/15/2018 - 09/15/2033	648	650
0.629% due 07/15/2023 - 06/15/2031	32,304	32,318
0.649% due 04/15/2041	16,376	16,405
0.650% due 01/15/2022	1	1
0.679% due 12/15/2031 - 09/15/2041	19,402	19,450
0.729% due 07/15/2039 - 02/15/2041	56,313	56,536
0.779% due 06/15/2031	41	41
0.829% due 06/15/2031 - 12/15/2037	4,171	4,199
0.900% due 03/15/2020	3	3
0.929% due 03/15/2032	15	15
1.000% due 08/28/2012 (f)	18,860	18,987
1.000% due 03/15/2023	11	11
1.125% due 08/08/2014 (e)(f)	151,700	152,009
1.229% due 10/15/2049	225	229
1.451% due 10/25/2044	6,683	6,883
1.452% due 02/25/2045	2,441	2,350
1.625% due 08/01/2017	46	46
1.652% due 07/25/2044	10,208	10,413
2.125% due 09/21/2012	96,700	98,438
2.344% due 02/01/2023	2	3
2.402% due 04/01/2025	16	17
2.481% due 08/01/2035	321	337
2.490% due 09/01/2035	675	709
2.492% due 05/01/2034	69	72
2.494% due 07/01/2033	129	136
2.665% due 08/01/2034	129	137
2.757% due 05/25/2020	1,651	1,721
2.914% due 10/01/2033	47	50
4.250% due 12/12/2018 (f)	9,750	9,812
4.500% due 07/15/2023	266	274
5.000% due 01/15/2018 - 08/15/2035	2,273	2,537
5.052% due 08/01/2035	163	173
5.372% due 12/01/2035	222	239
5.450% due 11/01/2035	160	172
5.500% due 08/15/2030	12	14
6.500% due 07/25/2043	410	476
6.750% due 08/15/2023	226	226
Ginnie Mae
0.629% due 02/16/2032 - 03/16/2032	417	418
0.729% due 02/16/2030	137	137
0.829% due 02/16/2030	91	91
0.879% due 02/16/2030	162	162

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.180% due 03/20/2031		$582	$583
1.229% due 08/16/2039		236	238
2.000% due 10/20/2031 - 03/20/2032		620	641
2.125% due 12/20/2021 - 12/20/2033		676	701
2.250% due 03/20/2029 - 03/20/2030		674	697
2.375% due 02/20/2024 - 05/20/2032		2,724	2,827
2.500% due 10/20/2017 - 01/20/2022		49	50
2.625% due 07/20/2022 - 08/20/2031		1,833	1,903
4.000% due 02/20/2019		14	15
7.500% due 02/20/2030		97	102
Israel Government AID Bond
0.000% due 11/01/2012		2,792	2,779
NCUA Guaranteed Notes
0.574% due 12/07/2020		13,778	13,806
0.594% due 11/06/2017		113,410	113,445
0.604% due 03/06/2020		3,649	3,649
0.674% due 10/07/2020		14,497	14,520
0.784% due 12/08/2020		39,698	39,943
1.600% due 10/29/2020		11,621	11,753
Small Business Administration
1.250% due 12/25/2017		36	37
4.340% due 03/01/2024		280	302
4.524% due 02/10/2013		30	32
5.370% due 04/01/2028		359	397
5.490% due 03/01/2028		202	225

Total U.S. Government Agencies (Cost $2,290,769)			2,295,401

U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Notes
1.000% due 09/30/2016 (e)		150,000	150,374

Total U.S. Treasury Obligations (Cost $150,067)			150,374

MORTGAGE-BACKED SECURITIES 5.2%
American Home Mortgage Assets
0.425% due 05/25/2046		3,225	1,663
0.425% due 09/25/2046		1,331	658
0.445% due 10/25/2046		5,482	2,748
1.162% due 11/25/2046		2,826	1,224
American Home Mortgage Investment Trust
2.037% due 09/25/2045		970	755
2.162% due 09/25/2035		51	51
2.258% due 10/25/2034		1,447	1,229
2.428% due 02/25/2045		170	145
Arkle Master Issuer PLC
0.382% due 02/17/2052		24,050	24,017
1.442% due 05/17/2060		12,650	12,607
Arran Residential Mortgages Funding PLC
1.490% due 05/16/2047		1,121	1,120
2.735% due 05/16/2047	EUR	16,201	21,649
2.935% due 05/16/2047		15,000	19,974
Banc of America Funding Corp.
2.733% due 02/20/2036		$4,786	4,155
5.747% due 01/20/2047		337	227
Banc of America Large Loan, Inc.
0.739% due 08/15/2029		1,703	1,580

See Accompanying Notes	Semiannual Report	September 30, 2011	109

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Securities, Inc.
2.882% due 02/25/2036	$315	$235
3.433% due 07/20/2032	161	145
6.500% due 09/25/2033	392	412
Banc of America Re-REMIC Trust
1.765% due 02/17/2040	1,190	1,181
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.395% due 06/10/2049	2,285	2,224
5.801% due 06/10/2049	2,285	2,317
BCAP LLC Trust
2.842% due 11/26/2035	4,200	3,999
BCRR Trust
4.230% due 03/22/2031	1,354	1,362
4.230% due 12/22/2032	931	930
4.230% due 03/22/2034	345	348
4.230% due 04/22/2034	965	975
4.230% due 05/22/2034	4,743	4,788
4.230% due 06/22/2035	664	667
4.230% due 12/22/2035	9,950	10,030
4.230% due 06/22/2038	101	101
4.230% due 02/22/2041	962	978
Bear Stearns Adjustable Rate Mortgage Trust
2.150% due 08/25/2035	80	75
2.706% due 11/25/2034	1,586	1,400
2.710% due 03/25/2035	4,795	4,470
2.727% due 10/25/2035	500	471
2.731% due 03/25/2035	375	355
2.823% due 11/25/2034	14,212	11,053
2.866% due 01/25/2034	164	155
2.957% due 01/25/2034	457	425
3.105% due 11/25/2030	126	121
4.629% due 01/25/2035	235	199
5.195% due 05/25/2047	3,338	2,173
Bear Stearns Alt-A Trust
0.395% due 02/25/2034	1,586	1,164
2.599% due 05/25/2035	466	365
2.607% due 11/25/2036	4,519	2,670
2.611% due 01/25/2036	3,761	1,840
2.772% due 09/25/2035	5,981	4,059
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	12,922	7,751
4.719% due 12/26/2046	6,519	3,988
CC Mortgage Funding Corp.
0.365% due 05/25/2048	3,241	1,288
0.485% due 08/25/2035	556	363
Chase Mortgage Finance Corp.
2.517% due 03/25/2037	1,115	832
Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037	659	358
2.100% due 08/25/2035	167	150
2.547% due 07/25/2046	938	590
2.660% due 10/25/2035	488	386
2.660% due 12/25/2035	1,212	1,046
2.701% due 08/25/2035	3,319	2,944
2.736% due 03/25/2034	223	197
5.624% due 09/25/2037 (a)	6,208	3,726
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	3,600	3,628
Commercial Mortgage Pass-Through Certificates
0.319% due 06/15/2022	535	513
0.329% due 12/15/2020	622	605
4.630% due 05/10/2043	1,597	1,602
Countrywide Alternative Loan Trust
0.380% due 05/20/2046	22	21
0.395% due 02/25/2047	327	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.410% due 02/20/2047		$7,390	$3,600
0.415% due 05/25/2047		5,764	3,151
0.425% due 09/25/2046		2,705	1,367
0.426% due 12/20/2046		5,249	2,627
0.440% due 07/20/2046		3,716	1,428
0.445% due 07/25/2046		565	344
0.543% due 11/20/2035		1,589	902
1.242% due 12/25/2035		1,549	903
1.242% due 02/25/2036		664	424
5.500% due 08/25/2035		553	552
5.528% due 02/25/2037		2,889	1,858
6.000% due 04/25/2037		369	250
6.250% due 12/25/2033		1,756	1,848
Countrywide Home Loan Mortgage Pass-Through Trust
0.465% due 05/25/2035		495	312
0.525% due 04/25/2035		90	55
0.555% due 03/25/2035		748	377
0.575% due 06/25/2035		8,214	7,135
2.250% due 07/19/2031		5	5
2.991% due 11/19/2033		250	203
5.631% due 09/25/2047		611	413
6.500% due 01/25/2034		21	21
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		101	80
1.836% due 05/25/2032		2	2
4.625% due 10/25/2034		290	291
Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022		1,579	1,517
0.459% due 10/15/2021		3,976	3,739
5.903% due 06/15/2039		5,512	5,601
European Loan Conduit
1.685% due 05/15/2019	EUR	5,446	6,147
Extended Stay America Trust
3.330% due 01/05/2013 (b)		$64,994	2,386
First Horizon Alternative Mortgage Securities
5.500% due 03/25/2035		112	111
First Horizon Asset Securities, Inc.
2.746% due 08/25/2035		1,321	1,054
First Republic Mortgage Loan Trust
0.529% due 08/15/2032		6,097	5,721
0.579% due 11/15/2031		495	457
0.715% due 06/25/2030		347	325
First Union National Bank Commercial Mortgage
6.141% due 02/12/2034		4,065	4,085
6.223% due 12/12/2033		286	286
Fosse Master Issuer PLC
1.650% due 10/18/2054		16,350	16,301
GMAC Mortgage Corp. Loan Trust
5.204% due 08/19/2034		5,012	4,936
Gracechurch Mortgage Financing PLC
0.378% due 11/20/2056		1,465	1,456
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		869	802
0.455% due 06/25/2045		513	322
0.465% due 06/25/2045		247	141
0.505% due 11/25/2045		577	331
Greenwich Capital Acceptance, Inc.
3.121% due 06/25/2024		7	6
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		2,900	3,021
5.597% due 12/10/2049		2,000	2,059
GS Mortgage Securities Corp.
1.142% due 03/06/2020		8,011	7,958
GSR Mortgage Loan Trust
2.738% due 09/25/2035		7,069	6,533
2.795% due 01/25/2036		1,335	983
2.824% due 04/25/2036		633	517

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSRPM Mortgage Loan Trust
1.035% due 11/25/2031		$176	$173
Harborview Mortgage Loan Trust
0.360% due 04/19/2038		1,693	1,042
0.410% due 07/19/2046		3,129	1,697
0.421% due 07/21/2036		492	286
0.430% due 09/19/2046		744	428
0.450% due 05/19/2035		2,321	1,431
0.470% due 03/19/2036		6,122	3,578
0.970% due 02/19/2034		387	324
5.350% due 08/19/2036 (a)		478	319
Holmes Master Issuer PLC
0.329% due 07/15/2021		12,112	12,107
0.349% due 07/15/2020		35,900	35,523
0.917% due 07/15/2021	GBP	867	1,350
1.695% due 07/15/2021	EUR	800	1,071
Impac CMB Trust
1.135% due 10/25/2033		$52	42
Indymac ARM Trust
1.821% due 01/25/2032		4	3
1.888% due 01/25/2032		2	2
Indymac IMSC Mortgage Loan Trust
0.415% due 07/25/2047		1,252	612
Indymac Index Mortgage Loan Trust
0.425% due 09/25/2046		2,102	1,173
0.435% due 06/25/2047		1,118	560
0.445% due 05/25/2046		362	215
0.475% due 07/25/2035		339	193
2.662% due 12/25/2034		69	48
JPMorgan Chase Commercial Mortgage Securities Corp.
2.749% due 11/15/2043		949	953
4.678% due 07/15/2042		1,461	1,488
4.959% due 08/15/2042		2,192	2,242
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.349% due 09/15/2021		656	646
0.529% due 06/15/2022		1,331	1,300
Luminent Mortgage Trust
0.405% due 12/25/2036		1,620	899
0.415% due 12/25/2036		669	351
0.435% due 10/25/2046		545	332
Mach One Trust Commercial Mortgage-Backed
5.220% due 05/28/2040		676	691
MASTR Adjustable Rate Mortgages Trust
0.445% due 04/25/2046		1,017	537
MASTR Alternative Loans Trust
5.000% due 04/25/2019		400	412
MASTR Asset Securitization Trust
5.500% due 09/25/2033		588	611
MASTR Seasoned Securities Trust
6.225% due 09/25/2017		149	156
Mellon Residential Funding Corp.
0.669% due 12/15/2030		2,689	2,464
0.929% due 11/15/2031		1,169	1,033
2.610% due 10/20/2029		2,118	1,887
Merrill Lynch Floating Trust
0.764% due 07/09/2021		4,099	3,949
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		9,494	6,353
1.932% due 12/25/2032		19	18
Merrill Lynch Mortgage-Backed Securities Trust
5.334% due 04/25/2037		1,237	842
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		4,195	3,326
1.222% due 10/25/2035		63	52
1.653% due 10/25/2035		3,989	3,469

110	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Capital
0.290% due 10/15/2020		$2,718	$2,705
0.455% due 05/24/2043		734	690
5.450% due 10/28/2033		810	770
5.610% due 04/15/2049		4,396	4,545
Morgan Stanley Dean Witter Capital
4.740% due 11/13/2036		1,666	1,711
Morgan Stanley Mortgage Loan Trust
0.455% due 02/25/2047		970	148
2.277% due 06/25/2036		299	258
Mound Financing PLC
1.722% due 02/08/2042	EUR	52,315	69,594
Residential Accredit Loans, Inc.
0.415% due 06/25/2046		$1,846	630
0.445% due 04/25/2046		320	130
0.485% due 08/25/2037		861	521
0.535% due 08/25/2035		1,598	893
1.602% due 09/25/2045		1,007	570
Residential Asset Securitization Trust
5.750% due 02/25/2036 (a)		299	202
Residential Funding Mortgage Securities
5.250% due 03/25/2034		512	515
6.500% due 03/25/2032		64	67
Sequoia Mortgage Trust
0.580% due 07/20/2033		3,315	2,784
0.990% due 10/20/2027		1,578	1,354
2.436% due 01/20/2047		537	372
2.714% due 04/20/2035		777	706
Structured Adjustable Rate Mortgage Loan Trust
1.652% due 01/25/2035		102	62
2.488% due 02/25/2034		197	178
2.540% due 08/25/2035		1,262	929
Structured Asset Mortgage Investments, Inc.
0.365% due 03/25/2037		1,430	762
0.425% due 07/25/2046		3,763	2,013
0.455% due 05/25/2036		9,691	5,028
0.455% due 05/25/2046		1,336	499
0.465% due 05/25/2045		779	456
0.480% due 07/19/2035		9,042	7,568
0.515% due 02/25/2036		51	27
0.580% due 03/19/2034		746	627
0.810% due 07/19/2034		49	41
0.890% due 09/19/2032		69	57
Structured Asset Securities Corp.
0.285% due 05/25/2036		7	7
2.230% due 07/25/2032		138	117
2.303% due 01/25/2032		13	11
2.655% due 10/25/2035		552	438
2.661% due 02/25/2032		206	193
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037		492	481
0.345% due 11/25/2046		3,796	3,778
0.365% due 06/25/2037		117	113
UBS Commercial Mortgage Trust
1.129% due 07/15/2024		868	810
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020		1,793	1,574
0.319% due 09/15/2021		11,558	11,153
5.275% due 11/15/2048		1,183	1,181
5.926% due 06/15/2049		5,489	5,552
WaMu Mortgage Pass-Through Certificates
0.495% due 11/25/2045		213	165
0.505% due 12/25/2045		389	311
0.525% due 10/25/2045		843	652
0.545% due 01/25/2045		318	243
0.942% due 02/25/2047		3,959	2,234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.942% due 03/25/2047	$3,299	$1,920
0.972% due 01/25/2047	749	437
0.982% due 01/25/2047	1,603	854
1.002% due 04/25/2047	2,364	1,583
1.052% due 12/25/2046	3,012	1,983
1.062% due 12/25/2046	1,529	893
1.242% due 02/25/2046	3,715	2,599
1.242% due 08/25/2046	21,715	13,743
1.442% due 11/25/2042	593	487
1.642% due 06/25/2042	790	606
1.642% due 08/25/2042	887	738
1.742% due 11/25/2046	300	215
2.255% due 03/25/2033	137	126
2.473% due 09/25/2033	4,748	4,516
2.553% due 09/25/2033	1,770	1,697
2.577% due 06/25/2034	3,724	3,621
2.588% due 01/25/2047	426	283
2.600% due 02/27/2034	148	140
2.643% due 02/25/2037	3,924	2,746
2.665% due 12/25/2036	2,317	1,480
2.838% due 07/25/2046	432	299
2.838% due 08/25/2046	10,571	7,174
2.838% due 09/25/2046	759	543
2.838% due 12/25/2046	1,695	1,215
4.908% due 01/25/2037	990	703
5.186% due 04/25/2037	679	462
5.239% due 12/25/2036	627	431
5.319% due 02/25/2037	1,817	1,156
5.502% due 05/25/2037	1,645	1,195
5.585% due 02/25/2037	2,102	1,470
5.837% due 09/25/2036	1,080	786
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.212% due 05/25/2046	773	379
Washington Mutual MSC Mortgage Pass-Through Certificates
2.262% due 02/25/2033	56	48
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 09/25/2034	545	522
2.724% due 12/25/2034	3,651	3,495
2.731% due 03/25/2036	369	304
2.734% due 07/25/2036	1,422	1,055

Total Mortgage-Backed Securities (Cost $659,178)		585,134

ASSET-BACKED SECURITIES 7.1%
ACE Securities Corp.
0.285% due 12/25/2036	113	110
0.295% due 10/25/2036	25	7
Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,663	1,613
Ally Auto Receivables Trust
0.710% due 02/15/2013	1,359	1,359
American Express Credit Account Master Trust
1.579% due 12/15/2014	3,200	3,226
AMMC CDO
0.537% due 05/03/2018	5,162	4,983
Amortizing Residential Collateral Trust
0.815% due 07/25/2032	63	54
0.935% due 10/25/2031	391	303
0.935% due 08/25/2032	432	323
Amresco Residential Securities Mortgage Loan Trust
1.175% due 06/25/2029	99	78
Armstrong Loan Funding Ltd.
1.254% due 08/01/2016	2,213	2,146

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed European Securitisation Transaction SRL
2.247% due 09/21/2020	EUR	24,276	$32,562
Asset-Backed Funding Certificates
0.585% due 06/25/2034		$972	695
Asset-Backed Securities Corp. Home Equity
0.315% due 05/25/2037		331	272
0.510% due 09/25/2034		445	389
Aurum CLO Ltd.
0.949% due 04/15/2014		1,545	1,519
Babson CLO Ltd.
0.606% due 11/15/2016		6,398	6,205
Bavarian Sky S.A.
2.190% due 01/15/2018	EUR	4,202	5,634
Bear Stearns Asset-Backed Securities Trust
0.285% due 11/25/2036		$119	115
0.305% due 12/25/2036		313	291
0.315% due 10/25/2036		70	68
0.895% due 10/25/2032		692	593
1.035% due 10/27/2032		88	75
1.235% due 10/25/2037		3,434	2,063
1.235% due 11/25/2042		65	56
Capital Auto Receivables Asset Trust
0.629% due 02/18/2014		183	183
1.679% due 10/15/2012		243	244
Carrington Mortgage Loan Trust
0.285% due 01/25/2037		1,848	1,823
0.335% due 06/25/2037		319	285
0.555% due 10/25/2035		545	499
Chase Funding Mortgage Loan Asset-Backed Certificates
0.875% due 08/25/2032		43	32
Chase Issuance Trust
1.779% due 04/15/2014		25,800	26,014
CIT Group Home Equity Loan Trust
0.505% due 06/25/2033		36	29
Citibank Omni Master Trust
2.329% due 05/16/2016		99,670	100,534
2.979% due 08/15/2018		14,300	14,973
4.900% due 11/15/2018		1,450	1,581
Citigroup Mortgage Loan Trust, Inc.
0.275% due 12/25/2036		230	222
0.295% due 07/25/2045		1,096	821
0.345% due 08/25/2036		251	225
Collegiate Funding Services Education Loan Trust I
0.463% due 12/28/2021		1,980	1,963
Contimortgage Home Equity Trust
0.909% due 03/15/2027		2	1
Countrywide Asset-Backed Certificates
0.285% due 07/25/2037		551	537
0.315% due 10/25/2047		181	178
0.335% due 08/25/2037		11,400	9,589
0.335% due 09/25/2037		248	244
0.335% due 09/25/2047		378	370
0.415% due 09/25/2036		1,275	1,003
0.425% due 06/25/2036		819	677
0.715% due 12/25/2031		51	25
0.975% due 05/25/2032		239	207
1.095% due 05/25/2033		25	19
Countrywide Home Equity Loan Trust
0.369% due 01/15/2037		70	50
Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 01/25/2032		3	3
Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036		100	68
0.355% due 07/25/2037		828	759

See Accompanying Notes	Semiannual Report	September 30, 2011	111

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Funding Home Equity Loan Trust
1.049% due 09/15/2029		$34	$26
Diamond Lake CLO Ltd.
5.509% due 12/01/2012		1,312	1,340
Driver One GmbH
1.447% due 10/21/2015	EUR	1,868	2,492
Dryden Leveraged Loan CDO
0.895% due 12/22/2015		$1,441	1,420
EMC Mortgage Loan Trust
0.605% due 05/25/2040		100	82
Equity One ABS, Inc.
0.535% due 04/25/2034		610	435
0.795% due 11/25/2032		681	568
First CLO Ltd.
0.602% due 07/27/2016		614	599
0.653% due 12/14/2016		948	919
First Franklin Mortgage Loan Asset-Backed Certificates
0.605% due 12/25/2034		10	10
First NLC Trust
0.305% due 08/25/2037		759	366
Ford Auto Securitization Trust
1.793% due 09/15/2013	CAD	18,365	17,612
1.926% due 06/15/2013		14,286	13,658
1.960% due 07/15/2015		10,000	9,571
Ford Credit Auto Owner Trust
0.219% due 08/15/2012		$22,580	22,589
2.729% due 05/15/2013		28,313	28,431
GCO Education Loan Funding Trust
0.392% due 11/25/2020		908	904
Globaldrive BV
2.346% due 02/20/2016	EUR	1,075	1,440
Grayston CLO Ltd.
0.666% due 08/15/2016		$941	924
Greenpoint Home Equity Loan Trust
0.589% due 01/15/2030		302	165
GSAMP Trust
0.305% due 12/25/2036		609	393
GSRPM Mortgage Loan Trust
0.935% due 01/25/2032		101	95
Home Equity Asset Trust
0.295% due 05/25/2037		221	213
1.155% due 02/25/2033		1	1
HSBC Asset Loan Obligation
0.295% due 12/25/2036		303	246
HSBC Home Equity Loan Trust
0.520% due 01/20/2034		1,375	1,180
1.030% due 11/20/2036		9	9
HSI Asset Securitization Corp. Trust
0.295% due 05/25/2037		112	110
Hyundai Capital Auto Funding Ltd.
1.230% due 09/20/2016		3,500	3,478
Illinois Student Assistance Commission
0.733% due 04/25/2017		7,203	7,185
Indymac Residential Asset-Backed Trust
0.365% due 04/25/2047		34	34
Irwin Home Equity Corp.
0.775% due 07/25/2032		180	105
JPMorgan Mortgage Acquisition Corp.
0.285% due 10/25/2036		225	221
0.295% due 03/25/2047		318	259
0.315% due 03/25/2037		272	254
Katonah Ltd.
0.671% due 09/20/2016		19,856	19,330
0.733% due 05/18/2015		3,302	3,198
0.905% due 02/20/2015		686	676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman ABS Mortgage Loan Trust
0.325% due 06/25/2037		$618	$195
Lehman XS Trust
0.385% due 04/25/2037		2,640	1,477
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		359	264
0.935% due 03/25/2032		65	52
Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	9,579	12,872
Massachusetts Educational Financing Authority
1.203% due 04/25/2038		$4,541	4,528
MASTR Asset-Backed Securities Trust
0.285% due 11/25/2036		99	34
0.285% due 01/25/2037		480	109
0.315% due 05/25/2037		246	222
Merrill Lynch First Franklin Mortgage Loan Trust
0.295% due 07/25/2037		188	185
Merrill Lynch Mortgage Investors, Inc.
0.305% due 07/25/2037		18	18
0.315% due 09/25/2037		7	2
0.355% due 02/25/2037		566	272
Morgan Stanley ABS Capital
0.275% due 01/25/2037		227	221
0.295% due 05/25/2037		548	468
0.335% due 09/25/2036		69	55
1.035% due 07/25/2037		948	851
Morgan Stanley Home Equity Loan Trust
0.285% due 12/25/2036		57	57
Morgan Stanley IXIS Real Estate Capital Trust
0.285% due 11/25/2036		14	4
Nautique Funding Ltd.
0.499% due 04/15/2020		1,925	1,769
Nelnet Education Loan Funding, Inc.
0.412% due 11/25/2015		368	368
0.452% due 08/26/2019		3,750	3,715
Nelnet Student Loan Trust
0.953% due 07/25/2018		3,937	3,950
New Century Home Equity Loan Trust
0.415% due 05/25/2036		870	448
0.495% due 06/25/2035		82	77
Olympic CLO Ltd.
0.766% due 05/15/2016		173	169
Option One Mortgage Loan Trust
0.295% due 07/25/2037		328	313
0.775% due 06/25/2032		32	25
0.775% due 08/25/2032		207	154
Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		1,958	1,958
Park Place Securities, Inc.
0.495% due 09/25/2035		617	535
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		8,578	8,503
Popular ABS Mortgage Pass-Through Trust
0.325% due 06/25/2047		997	867
Race Point CLO
0.836% due 05/15/2015		344	339
Renaissance Home Equity Loan Trust
0.595% due 11/25/2034		306	235
0.675% due 08/25/2033		1,094	902
0.735% due 12/25/2033		547	439
Residential Asset Mortgage Products, Inc.
0.795% due 06/25/2032		7	5
Residential Asset Securities Corp.
0.345% due 04/25/2037		92	91
0.735% due 07/25/2032 (a)		109	62

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SACO, Inc.
0.355% due 05/25/2036		$134	$122
SC Germany Auto
1.471% due 07/10/2019	EUR	5,440	7,240
Securitized Asset-Backed Receivables LLC Trust
0.275% due 01/25/2037		$166	159
0.365% due 05/25/2037 (a)		1,430	829
SLC Student Loan Trust
0.377% due 09/15/2017		20,132	20,102
4.750% due 06/15/2033		6,435	6,443
SLM Student Loan Trust
0.253% due 07/25/2017		1,640	1,626
0.283% due 10/25/2019		16,406	16,391
0.293% due 01/25/2019		1,573	1,573
0.323% due 04/27/2020		19,100	18,955
0.323% due 04/25/2022		40,000	39,667
0.333% due 04/25/2023		4,767	4,752
0.343% due 04/25/2022		2,922	2,917
0.383% due 04/25/2017		3,561	3,559
0.383% due 04/25/2019		1,255	1,252
0.393% due 01/27/2020		778	776
0.403% due 01/25/2021		22,138	22,043
1.353% due 10/25/2016		1,790	1,806
1.753% due 04/25/2023		39,907	41,041
2.350% due 04/15/2039		4,278	4,322
3.500% due 08/17/2043		21,022	20,893
4.500% due 11/16/2043		31,650	30,285
6.229% due 07/15/2042		116,929	109,608
Soundview Home Equity Loan Trust
1.035% due 10/25/2037		37	37
South Carolina Student Loan Corp.
0.703% due 01/25/2021		8,659	8,647
Specialty Underwriting & Residential Finance
0.295% due 01/25/2038		388	346
0.915% due 01/25/2034		90	69
Structured Asset Securities Corp.
0.315% due 01/25/2037		142	139
0.335% due 01/25/2037		453	345
0.815% due 01/25/2033		1,273	1,112
1.735% due 04/25/2035		2,523	1,928
Volkswagen Car Lease
2.027% due 06/21/2016	EUR	5,991	8,027
2.447% due 08/21/2015		7,451	10,003
WaMu Asset-Backed Certificates
0.285% due 01/25/2037		$65	64
Washington Mutual Asset-Backed Certificates
0.295% due 10/25/2036		163	116

Total Asset-Backed Securities (Cost $822,995)			802,439

SOVEREIGN ISSUES 2.4%
Bank of England Euro Note
1.375% due 03/07/2014		4,700	4,783
Export-Import Bank of Korea
1.393% due 03/13/2012		59,300	59,294
Italy Government International Bond
2.125% due 10/05/2012		1,200	1,179
Japan Finance Corp.
1.500% due 07/06/2012		17,800	17,925
Kommunalbanken A/S
3.375% due 11/15/2011		33,300	33,411
Korea Development Bank
4.375% due 08/10/2015		1,000	1,024
Korea Government International Bond
4.250% due 06/01/2013		925	959

112	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
6.250% due 06/16/2016	MXN	1,112,470	$83,575
Poland Government International Bond
6.250% due 07/03/2012		$100	104
Province of Ontario Canada
1.600% due 09/21/2016		45,100	45,083
1.875% due 11/19/2012		10,500	10,654
4.950% due 06/01/2012		7,669	7,889
Qatar Government International Bond
5.150% due 04/09/2014		3,875	4,198

Total Sovereign Issues (Cost $273,806)			270,078

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
0.837% due 12/31/2049		328	2,472

Total Preferred Securities (Cost $3,490)			2,472

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 19.4%

CERTIFICATES OF DEPOSIT 2.7%
Abbey National Treasury Services PLC
1.687% due 06/10/2013		$27,200	27,662
Banco Bradesco S.A.
1.955% due 01/24/2013		48,000	48,408
Banco do Brasil S.A.
0.000% due 02/15/2012		37,000	36,779
Credit Agricole S.A.
0.796% due 04/13/2012		5,380	5,378
Dexia Credit Local
0.605% due 03/22/2012		105,700	105,645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
0.750% due 01/19/2012	$60,576	$60,525
2.375% due 12/21/2012	16,500	16,039
Royal Bank of Scotland Group PLC
1.624% due 10/15/2012	2,000	2,000

		302,436

COMMERCIAL PAPER 1.0%
BPCE S.A.
0.648% due 10/20/2011	250	250
Vodafone Group PLC
0.700% due 03/29/2012	7,000	6,978
0.848% due 01/19/2012	400	399
0.880% due 01/19/2012	85,000	84,882
1.130% due 08/23/2012	19,130	18,989

		111,498

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.090% due 10/03/2011	13,000	13,000

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $13,275. Repurchase proceeds are $13,000.)

SHORT-TERM NOTES 3.5%
Federal Home Loan Bank
0.250% due 07/25/2012 (f)	247,440	247,434
Freddie Mac
0.250% due 08/08/2012 (e)	100,000	99,995
Holmes Master Issuer PLC
0.354% due 07/15/2012	18,200	18,200
0.379% due 10/15/2011	30,000	29,982

		395,611

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 1.5%
4.211% due 10/06/2011 - 11/10/2011 (c)	MXN	2,242,178	$160,753

SWITZERLAND TREASURY BILLS 0.3%
1.368% due 11/17/2011	CHF	30,000	33,154

U.S. TREASURY BILLS 0.2%
0.021% due 02/23/2012 - 03/29/2012 (c)(e)		$27,760	27,755

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 10.1%
		113,250,648	1,133,979

Total Short-Term Instruments (Cost $2,207,715)			2,178,186

PURCHASED OPTIONS (i) 0.0%
(Cost $7,928)			1,455

Total Investments 116.3% (Cost $13,260,499)			$13,071,573

Written Options (j) (0.3%) (Premiums $30,802)			(28,363)

Other Assets and Liabilities (Net) (16.0%)			(1,806,047)

Net Assets 100.0%			$11,237,163

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $50,891 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $560,169 at a weighted average interest rate of 0.131%. On September 30, 2011, securities valued at $448,278 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $1,449 have been pledged as collateral for futures contracts on September 30, 2011. On September 30, 2011, there were no open futures contracts.
(h)	OTC Swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	1.000%	03/20/2013	1.791%	$	10,000	$(112)	$67	$(179)
Alcoa, Inc.	CBK	1.000%	03/20/2013	1.791%		23,000	(257)	150	(407)
Alcoa, Inc.	DUB	1.000%	03/20/2013	1.791%		5,000	(55)	33	(88)
Alcoa, Inc.	RYL	1.000%	03/20/2013	1.791%		9,600	(107)	73	(180)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	6.156%		1,000	(6)	(5)	(1)
Altria Group, Inc.	CBK	1.000%	12/20/2013	0.508%		1,000	11	12	(1)
Anheuser-Busch InBev Worldwide, Inc.	JPM	1.000%	12/20/2012	0.612%		13,100	67	28	39
ArcelorMittal	BRC	1.000%	03/20/2013	5.106%		24,700	(1,412)	(185)	(1,227)
ArcelorMittal	BRC	5.000%	06/20/2014	6.049%		18,100	(428)	90	(518)
ArcelorMittal	MYC	1.000%	06/20/2014	6.049%		93,200	(11,381)	(1,441)	(9,940)

See Accompanying Notes	Semiannual Report	September 30, 2011	113

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BHP Billiton Finance USA Ltd.	CBK	1.000%	12/20/2011	0.878%	$	25,000	$16	$126	$(110)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2011	0.878%		9,800	7	58	(51)
BHP Billiton Finance USA Ltd.	DUB	1.000%	12/20/2013	1.072%		10,000	(12)	123	(135)
BHP Billiton Finance USA Ltd.	MYC	1.000%	12/20/2011	0.878%		2,800	2	15	(13)
BHP Billiton Finance USA Ltd.	MYC	1.000%	12/20/2013	1.072%		10,000	(12)	72	(84)
BP Capital Markets America, Inc.	CBK	5.000%	06/20/2015	1.386%		600	79	11	68
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	1.386%		2,100	275	(48)	323
BP Capital Markets America, Inc.	GST	5.000%	09/20/2015	1.420%		1,100	151	18	133
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	1.386%		3,000	393	20	373
Brazil Government International Bond	RYL	1.000%	12/20/2011	0.734%		14,700	14	64	(50)
Emirate of Abu Dhabi Government International Bond	BRC	1.000%	03/20/2014	0.834%		25,000	111	155	(44)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2014	0.834%		10,500	47	41	6
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	03/20/2014	0.834%		10,500	47	53	(6)
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2014	0.834%		11,100	49	83	(34)
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	03/20/2014	0.834%		25,000	111	75	36
Enbridge Energy Partners LP	BOA	0.280%	06/20/2012	0.822%		3,800	(15)	0	(15)
Energy Transfer Partners LP	BOA	0.330%	06/20/2012	1.074%		3,800	(20)	0	(20)
Ensco PLC	FBF	1.000%	03/20/2014	1.056%		44,500	(45)	(331)	286
Freeport-McMoRan Copper & Gold, Inc.	BPS	1.000%	03/20/2013	0.963%		19,200	17	258	(241)
General Electric Capital Corp.	DUB	5.000%	09/20/2014	2.908%		2,600	156	100	56
Kinder Morgan Energy Partners LP	BOA	0.290%	06/20/2012	0.825%		3,800	(14)	0	(14)
MBIA, Inc.	GST	5.000%	03/20/2012	27.002%		10,000	(937)	(375)	(562)
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.477%		30,700	47	169	(122)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		3,400	(3)	(30)	27
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	1.206%		3,000	(6)	(17)	11
Plains All American Pipeline LP	BOA	0.320%	06/20/2012	0.699%		3,800	(10)	0	(10)
Teck Resources Ltd.	CBK	1.000%	03/20/2013	1.005%		19,600	6	257	(251)
Teck Resources Ltd.	MYC	1.000%	03/20/2013	1.005%		30,000	8	393	(385)
Volkswagen International Finance NV	BOA	1.000%	03/20/2012	0.936%		1,200	0	10	(10)
Volkswagen International Finance NV	BRC	1.000%	03/20/2012	0.936%		7,100	5	60	(55)

							$(13,213)	$182	$(13,395)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (4)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3-Month EUR-LIBOR less 0.214% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	04/15/2013	JPM	$	13,828	EUR	9,800	$580	$6	$573
Floating rate equal to 3-Month EUR-LIBOR less 0.231% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	12/20/2013	JPM		29,219		22,002	(508)	(139)	(365)
Floating rate equal to 3-Month EUR-LIBOR less 0.261% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/04/2013	JPM		16,550		12,500	(315)	(1,145)	829
Floating rate equal to 3-Month EUR-LIBOR less 0.280% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/04/2013	JPM		6,314		4,800	(160)	(481)	320
Floating rate equal to 3-Month EUR-LIBOR plus 0.260% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR plus 0.475% based on the notional amount of currency received	01/31/2014	FBF		10,857		7,700	436	(104)	540
Floating rate equal to 3-Month EUR-LIBOR plus 0.300% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR plus 0.504% based on the notional amount of currency received	05/30/2014	FBF		10,826		7,700	412	(133)	544

								$445	$(1,996)	$2,441

(4)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

114	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.360%	01/02/2012	BOA	BRL	22,000	$216	$(4)	$220
Pay	1-Year BRL-CDI	11.360%	01/02/2012	GLM		128,300	1,255	(11)	1,266

							$1,471	$(15)	$1,486

(i)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.250%	04/30/2012	$	3,468,300	$7,928	$1,455

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	240	$192	$(52)
Call - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	1,110	474	(511)
Put - CME 90-Day Eurodollar March Futures	99.375	03/19/2012	1,110	968	(429)

				$1,634	$(992)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.000%	04/30/2012	$	3,468,300	$10,405	$(15,932)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		6,936,600	6,297	(1,306)
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		1,304,300	2,723	(2,215)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		1,304,300	2,723	(2,345)
Call - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	0.625%	06/17/2013		3,374,500	2,396	(2,224)
Put - OTC 3-Month Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.625%	06/17/2013		3,374,500	2,396	(2,705)

								$26,940	$(26,727)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	UAG	JPY	73.800	11/01/2011	$	234,480	$2,228	$(644)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	240	$0	$192
Sales	2,220	20,008,480	30,713
Closing Buys	0	0	0
Expirations	0	(11,500)	(103)
Exercised	0	0	0

Balance at 09/30/2011	2,460	$19,996,980	$30,802

(k)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	4,909	11/2011	CBK	$70	$0	$70
Sell		10,774	08/2012	CBK	0	(100)	(100)
Sell	BRL	2,134	11/2011	HUS	197	0	197
Sell	CAD	6,526	11/2011	BRC	352	0	352
Sell		24,855	11/2011	DUB	1,329	0	1,329
Sell		16,570	11/2011	RBC	945	0	945
Sell	CHF	30,100	11/2011	UAG	4,983	0	4,983

See Accompanying Notes	Semiannual Report	September 30, 2011	115

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	22,366	11/2011	BRC	$47	$0	$47
Buy		38,657	11/2011	CBK	0	(30)	(30)
Buy		15,254	11/2011	JPM	12	0	12
Buy		15,181	11/2011	RYL	29	0	29
Buy		4,694	02/2012	BRC	0	(1)	(1)
Buy		104,400	02/2012	CBK	114	0	114
Buy		17,397	02/2012	DUB	37	0	37
Buy		67,909	02/2013	DUB	0	(166)	(166)
Buy		80,000	02/2013	JPM	0	(165)	(165)
Buy		94,324	02/2013	RYL	0	(179)	(179)
Buy		24,000	08/2013	DUB	0	(100)	(100)
Buy		17,000	08/2013	RYL	0	(59)	(59)
Buy		19,000	08/2013	UAG	0	(73)	(73)
Buy	DKK	24,611	10/2011	DUB	0	(187)	(187)
Sell		70,827	01/2012	BPS	658	0	658
Sell		419,065	01/2012	CBK	0	(1,986)	(1,986)
Sell		199,748	01/2012	HUS	0	(1,036)	(1,036)
Sell		297,920	01/2012	JPM	0	(1,668)	(1,668)
Sell		71,365	01/2012	MSC	0	(297)	(297)
Buy		1,046,500	01/2012	RYL	0	(9,009)	(9,009)
Sell		7,543	01/2012	RYL	0	(21)	(21)
Sell	EUR	69,050	10/2011	BRC	4,504	0	4,504
Sell		2,095	10/2011	FBL	119	0	119
Sell		39,973	10/2011	JPM	846	0	846
Sell		6,803	10/2011	MSC	367	0	367
Buy		38,038	10/2011	RBC	0	(663)	(663)
Sell		13,936	11/2011	BOA	1,305	0	1,305
Sell		2,556	12/2011	CBK	215	0	215
Sell		2,737	01/2012	BRC	208	0	208
Sell		4,609	01/2012	RBC	398	0	398
Sell		52,102	01/2012	RYL	4,742	0	4,742
Sell		4,170	04/2012	CBK	534	0	534
Sell		4,959	04/2012	JPM	329	0	329
Buy		29,337	07/2012	BOA	3	(2,183)	(2,180)
Sell		29,337	07/2012	BOA	0	(869)	(869)
Buy		21,946	07/2012	BPS	0	(1,309)	(1,309)
Sell		40,499	07/2012	BPS	2,945	0	2,945
Sell		28,884	07/2012	BRC	2,013	0	2,013
Buy		16,310	07/2012	CBK	0	(941)	(941)
Sell		29,898	07/2012	CBK	1,897	0	1,897
Buy		623	07/2012	DUB	0	(43)	(43)
Sell		4,773	07/2012	DUB	116	0	116
Buy		1,890	07/2012	FBL	0	(125)	(125)
Sell		2,531	07/2012	HUS	197	0	197
Sell		41,964	07/2012	JPM	3,427	0	3,427
Buy		45,866	07/2012	RBC	0	(426)	(426)
Sell		38,038	07/2012	RBC	634	0	634
Buy		9,949	07/2012	RYL	0	(791)	(791)
Sell		85,668	07/2012	RYL	84	(2,431)	(2,347)
Buy		6,594	07/2012	UAG	0	(537)	(537)
Buy	GBP	5,067	12/2011	CBK	0	(219)	(219)
Sell		7,434	01/2012	BPS	485	0	485
Buy		22,014	01/2012	BRC	0	(1,259)	(1,259)
Buy		29,749	01/2012	CBK	435	0	435
Sell		75,303	01/2012	CBK	696	(665)	31
Buy		19,018	01/2012	DUB	0	(1,223)	(1,223)
Sell	INR	1,891,656	11/2011	BRC	3,730	0	3,730
Buy		600,000	11/2011	HUS	0	(966)	(966)
Buy		776,000	11/2011	JPM	0	(1,332)	(1,332)
Buy		515,656	11/2011	UAG	0	(900)	(900)
Sell	JPY	4,539,461	10/2011	CBK	0	(2,374)	(2,374)
Sell	MXN	501,660	10/2011	RYL	6,547	0	6,547
Buy		52,593	11/2011	BRC	0	(501)	(501)
Sell		1,352,506	11/2011	BRC	11,612	0	11,612
Buy		8,138	11/2011	DUB	0	(108)	(108)
Buy		404,954	11/2011	HUS	0	(419)	(419)
Sell		812,293	11/2011	HUS	4,156	0	4,156

116	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	837,012	11/2011	MSC	$0	$(10,523)	$(10,523)
Buy		71,400	11/2011	UAG	0	(119)	(119)
Sell		837,012	11/2011	UAG	9,707	0	9,707

					$71,024	$(46,003)	$25,021

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$56,567	$11,318	$67,885
Corporate Bonds & Notes
Banking & Finance	0	3,495,648	0	3,495,648
Industrials	0	2,226,446	65,193	2,291,639
Utilities	0	793,632	0	793,632
Convertible Bonds & Notes
Banking & Finance	0	11,096	0	11,096
Industrials	0	51,276	0	51,276
Municipal Bonds & Notes
Arkansas	0	7,820	0	7,820
California	0	32,021	0	32,021
Illinois	0	1,516	0	1,516
Louisiana	0	5,255	0	5,255
New Jersey	0	12,547	0	12,547
New York	0	15,699	0	15,699
U.S. Government Agencies	0	2,106,005	189,396	2,295,401
U.S. Treasury Obligations	0	150,374	0	150,374
Mortgage-Backed Securities	0	584,444	690	585,134
Asset-Backed Securities	0	795,579	6,860	802,439
Sovereign Issues	0	270,078	0	270,078
Preferred Securities
Banking & Finance	0	0	2,472	2,472
Short-Term Instruments
Certificates of Deposit	0	302,436	0	302,436
Commercial Paper	0	111,498	0	111,498

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Repurchase Agreements	$0	$13,000	$0	$13,000
Short-Term Notes	0	395,611	0	395,611
Mexico Treasury Bills	0	160,753	0	160,753
Switzerland Treasury Bills	0	33,154	0	33,154
U.S. Treasury Bills	0	27,755	0	27,755
PIMCO Short-Term Floating NAV Portfolio	1,133,979	0	0	1,133,979
Purchased Options
Interest Rate Contracts	0	1,455	0	1,455
	$1,133,979	$11,661,665	$275,929	$13,071,573

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,358	0	1,358
Foreign Exchange Contracts	0	73,830	0	73,830
Interest Rate Contracts	0	1,486	0	1,486
	$0	$76,674	$0	$76,674

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(14,753)	0	(14,753)
Foreign Exchange Contracts	0	(47,013)	0	(47,013)
Interest Rate Contracts	0	(27,718)	0	(27,718)
	$0	$(89,484)	$0	$(89,484)
Totals	$1,133,979	$11,648,855	$275,929	$13,058,763

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
Bank Loan Obligations	$11,409	$0	$0	$0	$0	$(91)	$0	$0	$11,318	$(91)
Corporate Bonds & Notes
Banking & Finance	95,923	10,701	(7,649)	3	25	(302)	0	(98,701)	0	0
Industrials	72,070	27,388	(31,963)	(751)	(222)	(1,329)	0	0	65,193	(1,334)
U.S. Government Agencies	206,844	10,578	(28,052)	(1)	(1)	28	0	0	189,396	29
Mortgage-Backed Securities	1,073	0	(361)	0	6	(28)	0	0	690	(30)
Asset-Backed Securities	40,325	0	(8,885)	44	86	(15)	0	(24,695)	6,860	(56)
Preferred Securities
Banking & Finance	75,691	0	(73,245)	0	0	26	0	0	2,472	(20)

	$503,335	$48,667	$(150,155)	$(705)	$(106)	$(1,711)	$0	$(123,396)	$275,929	$(1,502)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Semiannual Report	September 30, 2011	117

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1,455	$1,455
Unrealized appreciation on foreign currency contracts	0	0	0	71,024	0	71,024
Unrealized appreciation on OTC swap agreements	0	1,358	0	2,806	1,486	5,650

	$0	$1,358	$0	$73,830	$2,941	$78,129

Liabilities:
Written options outstanding	$0	$0	$0	$644	$27,719	$28,363
Unrealized depreciation on foreign currency contracts	0	0	0	46,003	0	46,003
Unrealized depreciation on OTC swap agreements	0	14,753	0	365	0	15,118

	$0	$14,753	$0	$47,012	$27,719	$89,484

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$3,675	$0	$(446)	$4,829	$8,058
Net realized gain on foreign currency transactions	0	0	0	21,903	0	21,903

	$0	$3,675	$0	$21,457	$4,829	$29,961

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(6,473)	$(6,473)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(17,015)	0	7,926	925	(8,164)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	36,973	0	36,973

	$0	$(17,015)	$0	$44,899	$(5,548)	$22,336

(1)	See note 5 in the Notes to Financial Statements for additional information.

118	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,587)	$1,923	$336
BPS	2,684	(2,060)	624
BRC	18,981	(13,820)	5,161
CBK	(2,499)	5,036	2,537
DUB	(211)	460	249
FBF	850	(480)	370
FBL	(6)	0	(6)
GLM	(14,528)	15,449	921
GST	(511)	320	(191)
HUS	2,178	(659)	1,519
JPM	1,553	1,657	3,210
MSC	(10,453)	8,232	(2,221)
MYC	(15,949)	12,851	(3,098)
RBC	888	(1,290)	(402)
RYL	(5,999)	2,024	(3,975)
UAG	12,417	(10,420)	1,997

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	119

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of eight funds (the “Funds”) offered by the Trust. As of September 30, 2011, the PIMCO Government Money Market Fund is the only fund in the Trust to offer Class M shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  For all Funds except the PIMCO Government Money Market Fund, the Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. The NAV of the PIMCO Government Money Market Fund is valued at 5:30 p.m., Eastern time, on each day that the NYSE and Federal Reserve Bank of New York are open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

120	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Semiannual Report	September 30, 2011	121

Notes to Financial Statements (Cont.)

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At the end of the period September 30, 2011, the PIMCO Investment Grade Corporate Bond Fund and PIMCO Low Duration Fund had $2,913,750 and $6,798,750, respectively, in unfunded loan commitments outstanding.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some

122	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency‘s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds‘ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative

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instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund‘s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund‘s exposure to the underlying instrument. Writing call options tends to decrease a Fund‘s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid.

Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Fund with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. A Fund may write a Futures Option for income purposes or to hedge an existing position or future investment. A Fund may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. A Fund may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  Certain Funds may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A short straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The short straddle profits when the underlying security price has little volatility before the expiration date. A long straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The long straddle profits when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund

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may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered commodities exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection‘s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer‘s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name‘s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity‘s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap

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Notes to Financial Statements (Cont.)

agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund‘s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income‘s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund‘s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund‘s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the

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need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19,

2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class M	Class P	Administrative Class	Class D (1)		A, B, C and R Classes
PIMCO Government Money Market Fund	0.12%	N/A	0.06%	0.16%	N/A	N/A		0.21%
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.25%	N/A	0.35%	0.25%	0.65%		0.40%
PIMCO Low Duration Fund	0.25%	0.21%	N/A	0.31%	0.21%	0.50%		0.30%	(3)
PIMCO Low Duration Fund II	0.25%	0.25%	N/A	0.35%	0.25%	N/A		N/A
PIMCO Low Duration Fund III	0.25%	0.25%	N/A	0.35%	0.25%	N/A		N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	N/A	0.31%	N/A	N/A		N/A
PIMCO Money Market Fund	0.12%	0.20%	N/A	N/A	0.20%	N/A		0.35%
PIMCO Short-Term Fund	0.25%	0.20%	N/A	0.30%	0.20%	0.45%	(2)	0.20%	(4)

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.
(3)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.30% per annum.
(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.20% per annum.

Semiannual Report	September 30, 2011	127

Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%
All other Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Government Money Market and PIMCO Money Market Funds	—	0.10%
PIMCO Low Duration and PIMCO Short-Term Funds	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
PIMCO Government Money Market Fund	—	0.25%
All Other Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2011, the Distributor received $9,953,873 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees.

The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Government Money Market Fund	$42

To maintain certain net yields for the PIMCO Government Money Market, PIMCO Money Market and PIMCO Short-Term Funds, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with such Funds (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of a Fund; (ii) second, to the extent necessary, a Fund’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, a Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from a Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of a Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Funds will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Funds will maintain a positive net yield. As of September 30, 2011, the recoverable amount to PIMCO for the PIMCO Government Money Market and PIMCO Money Market Funds was $313,700 and $2,377,460, respectively.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

128	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Investment Grade Corporate Bond Fund	$74,469	$349,216
PIMCO Low Duration Fund	1,020,733	1,134,964
PIMCO Low Duration Fund II	717	10,525
PIMCO Low Duration Fund III	301	9,578
PIMCO Moderate Duration Fund	67,896	154,245
PIMCO Short-Term Fund	670,165	728,172

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended September 30, 2011 (amounts in thousands):

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO Investment Grade Corporate Bond Fund	$329,793	$1,219,088	$(1,087,500)	$(113)	$(171)	$461,097	$488
PIMCO Low Duration Fund	5,523,213	5,016,672	(4,724,200)	288	(3,006)	5,812,967	7,172
PIMCO Low Duration Fund II	133,539	445,011	(300,400)	(30)	(119)	278,001	311
PIMCO Low Duration Fund III	66,287	68,090	(70,100)	7	(36)	64,248	90
PIMCO Moderate Duration Fund	690,229	706,097	(596,200)	141	(515)	799,752	997
PIMCO Short-Term Fund	772,736	3,519,909	(3,157,900)	(537)	(229)	1,133,979	1,709

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Investment Grade Corporate Bond Fund	$2,735,654	$1,773,958	$1,159,609	$1,533,291
PIMCO Low Duration Fund	15,846,312	13,033,146	4,408,671	4,571,061
PIMCO Low Duration Fund II	3,300,644	2,841,748	109,228	33,800
PIMCO Low Duration Fund III	148,404	114,263	50,721	33,154
PIMCO Moderate Duration Fund	1,944,280	1,711,085	399,869	400,444
PIMCO Short-Term Fund	13,909,956	14,263,773	4,233,579	4,145,515

Semiannual Report	September 30, 2011	129

Notes to Financial Statements (Cont.)

11. SHARES	OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Government Money Market Fund				PIMCO Investment Grade Corporate Bond Fund				PIMCO Low Duration Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$0	94,705	$1,012,462	152,819	$1,709,441	355,452	$3,724,013	825,755	$8,664,591
Class M	123,719	123,719	654,862	654,862	0	0	0	0	0	0	0	0
Class P	56	56	229	229	10,042	107,421	14,822	165,111	22,700	237,656	77,319	808,577
Administrative Class	0	0	0	0	1,296	13,871	2,704	30,041	13,712	143,642	50,956	535,025
Class D	0	0	0	0	15,490	165,915	27,790	314,417	39,216	411,117	110,605	1,161,795
Class A	3,475	3,475	5,627	5,627	29,740	318,034	42,469	475,858	88,574	928,148	206,880	2,172,427
Class B	0	0	0	0	0	0	0	0	54	572	494	5,164
Class C	4,005	4,005	2,528	2,528	10,150	108,572	20,147	226,909	13,296	139,263	39,957	419,270
Class R	0	0	0	0	0	0	0	0	2,607	27,305	8,456	88,609
Issued as reinvestment of distributions
Institutional Class	0	0	0	0	8,139	86,954	49,618	530,302	11,383	119,138	45,195	471,650
Class M	79	79	50	50	0	0	0	0	0	0	0	0
Class P	0	0	0	0	196	2,088	652	6,955	417	4,363	960	10,020
Administrative Class	0	0	0	0	102	1,088	564	6,024	507	5,317	3,700	38,596
Class D	0	0	0	0	824	8,800	4,481	47,827	1,495	15,650	5,858	61,096
Class A	0	0	0	0	1,466	15,657	8,100	86,317	2,451	25,654	10,190	106,265
Class B	0	0	0	0	0	0	0	0	8	82	104	1,081
Class C	0	0	0	0	580	6,198	3,898	41,407	438	4,584	2,154	22,445
Class R	0	0	0	0	0	0	0	0	67	698	247	2,574
Cost of shares redeemed
Institutional Class	0	0	0	0	(79,214)	(846,408)	(230,654)	(2,564,327)	(336,604)	(3,522,898)	(742,261)	(7,781,706)
Class M	(202,692)	(202,692)	(97,878)	(97,878)	0	0	0	0	0	0	0	0
Class P	(42)	(42)	(227)	(227)	(3,244)	(34,702)	(13,842)	(153,470)	(20,562)	(215,245)	(44,609)	(468,095)
Administrative Class	0	0	0	0	(1,219)	(13,076)	(3,915)	(43,769)	(48,332)	(507,744)	(61,834)	(646,389)
Class D	0	0	0	0	(8,945)	(95,509)	(27,842)	(309,226)	(31,292)	(327,489)	(76,343)	(800,780)
Class A	(1,506)	(1,506)	(3,259)	(3,259)	(12,901)	(138,034)	(37,282)	(410,069)	(74,422)	(778,729)	(181,959)	(1,908,422)
Class B	0	0	0	0	0	0	0	0	(1,669)	(17,499)	(5,374)	(56,500)
Class C	(1,796)	(1,796)	(1,426)	(1,427)	(4,924)	(52,698)	(13,891)	(152,360)	(14,543)	(152,335)	(25,089)	(262,977)
Class R	0	0	0	0	0	0	0	0	(2,466)	(25,774)	(3,244)	(34,057)
Net increase (decrease) resulting from Fund share transactions	(74,702)	$(74,702)	560,506	$560,505	62,283	$666,633	638	$7,388	22,487	$239,489	248,117	$2,610,259

130	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

PIMCO Low Duration Fund II				PIMCO Low Duration Fund III				PIMCO Moderate Duration Fund
Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

40,069	$400,678	21,015	$211,967	4,146	$41,216	6,213	$61,344	48,947	$528,906	46,995	$510,808
0	0	0	0	0	0	0	0	0	0	0	0
28	281	88	871	9	91	241	2,364	2,852	30,908	76	810
1,155	11,517	282	2,825	3	29	24	236	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

415	4,149	1,636	16,442	203	2,021	569	5,611	2,458	26,509	12,329	131,993
0	0	0	0	0	0	0	0	0	0	0	0
1	6	0	3	2	18	1	7	9	96	0	4
13	134	50	503	0	3	1	12	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(8,953)	(89,480)	(27,692)	(279,780)	(1,977)	(19,582)	(5,043)	(49,743)	(13,000)	(140,446)	(30,670)	(332,730)
0	0	0	0	0	0	0	0	0	0	0	0
(36)	(358)	(7)	(69)	(32)	(320)	(17)	(163)	(131)	(1,414)	0	(4)
(45)	(446)	(335)	(3,354)	(1)	(6)	(43)	(432)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

32,647	$326,481	(4,963)	$(50,592)	2,353	$23,470	1,946	$19,236	41,135	$444,559	28,730	$310,881

Semiannual Report	September 30, 2011	131

Notes to Financial Statements (Cont.)

	PIMCO Money Market Fund				PIMCO Short-Term Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	542,047	$542,047	1,204,792	$1,204,792	239,473	$2,366,231	745,818	$7,373,340
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	0	12,420	122,635	27,537	272,204
Administrative Class	5,215	5,215	16,633	16,633	69,345	683,741	132,395	1,310,167
Class D	0	0	0	0	13,888	137,247	35,783	353,809
Class A	139,125	139,125	281,325	281,325	38,084	376,136	89,956	889,303
Class B	2,674	2,674	7,670	7,670	103	1,019	118	1,160
Class C	98,226	98,226	156,458	156,458	2,124	20,967	11,403	112,688
Class R	0	0	0	0	181	1,787	604	5,976
Issued as reinvestment of distributions
Institutional Class	44	44	182	182	3,866	38,156	9,209	91,003
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	0	127	1,256	280	2,762
Administrative Class	8	8	21	21	1,302	12,846	3,299	32,590
Class D	0	0	0	0	255	2,521	614	6,061
Class A	51	51	101	101	595	5,874	1,495	14,764
Class B	3	3	10	10	0	2	1	13
Class C	25	25	44	44	68	672	194	1,919
Class R	0	0	0	0	2	20	6	54
Cost of shares redeemed
Institutional Class	(627,865)	(627,865)	(1,086,271)	(1,086,271)	(263,043)	(2,595,708)	(669,828)	(6,623,844)
Class M	0	0	0	0	0	0	0	0
Class P	0	0	0	0	(9,066)	(89,497)	(25,289)	(250,012)
Administrative Class	(5,690)	(5,690)	(26,256)	(26,256)	(54,941)	(542,723)	(159,122)	(1,572,980)
Class D	0	0	0	0	(14,505)	(143,246)	(38,478)	(380,406)
Class A	(122,580)	(122,580)	(247,276)	(247,276)	(47,469)	(468,132)	(115,885)	(1,145,951)
Class B	(4,745)	(4,745)	(28,856)	(28,856)	(158)	(1,565)	(350)	(3,464)
Class C	(80,262)	(80,262)	(124,142)	(124,142)	(5,306)	(52,414)	(13,562)	(134,125)
Class R	0	0	0	0	(266)	(2,626)	(433)	(4,277)
Net increase (decrease) resulting from Fund share transactions	(53,724)	$(53,724)	154,435	$154,435	(12,921)	$(124,801)	35,765	$352,754

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

132	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of September 30, 2011, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Government Money Market Fund	$0	$0	$0
PIMCO Investment Grade Corporate Bond Fund	341,002	(146,005)	194,997
PIMCO Low Duration Fund	278,739	(376,655)	(97,916)
PIMCO Low Duration Fund II	9,526	(9,142)	384
PIMCO Low Duration Fund III	2,908	(3,996)	(1,088)
PIMCO Moderate Duration Fund	51,431	(40,732)	10,699
PIMCO Money Market Fund	0	0	0
PIMCO Short-Term Fund	42,203	(231,129)	(188,926)

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, interest only basis adjustments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Semiannual Report	September 30, 2011	133

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	OIS	Overnight Index Swap
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio

134	PIMCO SHORT DURATION STRATEGY FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO Credit Absolute Return Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV

At a meeting held on August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2012; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO Fundamental IndexPLUS® TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2012.

The Board, including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (the “New Funds’ Agreements”) on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, at a meeting on February 28, 2011, and on behalf of PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund, at a meeting on May 23, 2011 (together with PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, the “New Funds”). At the meeting held on August 15-16, 2011, the Board also considered and approved the Sub-Advisory Agreement (the “RAFI Sub-Advisory Agreement”) with RALLC, on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the applicable New Funds’ Agreements and the RAFI Sub-Advisory Agreement at the February 28, 2011, May 23, 2011 and August 15-16, 2011 meetings.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address

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Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; assuming responsibility for certain sub-administration services and decoupling from the Allianz Funds; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting; establishing a new Funds’ website; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board also considered the sub-advisory services to be provided to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund under the RAFI Sub-Advisory Agreement. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements and by RALLC under the Asset Allocation Agreements, Sub-Advisory Agreements and RAFI Sub-Advisory Agreement are likely to benefit the Funds, the New Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays a unified fee. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	Investment Performance

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2011 and other performance data, as available, for the period ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2011 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods. The Board noted that, as of May 31, 2011, the Institutional Class of 76%, 73% and 64% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

136	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 5 years of performance history, more than 90% outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2011, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer ended May 31, 2011, more than 90% of Funds (based on Institutional Class performance) have outperformed the relative benchmark indexes on a net-of-fees basis. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fee for certain classes for several Funds, as well as historic fee reductions, including the significant supervisory and administrative fee reductions that took effect in May 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

With respect to the New Funds, the Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were the same or lower than PIMCO separate account fees in 31 out of 44 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

With respect to the PIMCO Credit Absolute Return Fund and PIMCO Total Return Fund IV, the Board reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with a similar investment strategy. At the time the Board considered the advisory fees, PIMCO did not manage any separate accounts or other products with investment strategies similar to the PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, and, thus, no comparative fee information was considered.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above

Semiannual Report	September 30, 2011	137

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

(Unaudited)

median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

In connection with the approval of the New Funds’ Agreements, the Board also considered the Trust’s unified fee structure and the services to be provided under the New Funds’ Agreements. The Board concluded that the New Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund expense ratios that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. With respect to the New Funds, the Board also noted that PIMCO proposed to add the New Funds to the Expense Limitation Agreement currently in effect for certain other Funds.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the New Funds’ Agreements would likely benefit each New Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been “built” on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Funds’ cost structures and the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements and the Sub-Advisory Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the New Funds’ Agreements and the RAFI Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and the fees paid to RALLC by PIMCO under the RAFI Sub-Advisory Agreement, and that the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

138	PIMCO SHORT DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4004SAR_093011

Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2011

Long Duration Strategy Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

PIMCO Unconstrained Bond Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		17
Financial Highlights		18
Statements of Assets and Liabilities		26
Statements of Operations		30
Statements of Changes in Net Assets		32
Statement of Cash Flows		34
Notes to Financial Statements		122
Glossary		136
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset allocation Sub-Advisory Agreements and Sub-Advisory Agreements		137

FUND	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	6	35
PIMCO GNMA Fund	7	40
PIMCO Long Duration Total Return Fund	8	44
PIMCO Long-Term U.S. Government Fund	9	57
PIMCO Mortgage-Backed Securities Fund	10	63
PIMCO Total Return Fund II	11	68
PIMCO Total Return Fund III	12	78
PIMCO Total Return Fund IV	13	94
PIMCO Unconstrained Bond Fund	14	99

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the six-month reporting period, a number of events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the U.S. Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. In fact, polarization in Washington is high, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Within Europe, mounting concern about debt restructurings in peripheral European countries, amplified by the potential default of Greece and contagion to the rest of the region and to the global banking sector, increased speculation of a possible breakup of the Eurozone. A number of European economies are suffering from a significant loss of competitiveness, high debt loads and negative demographics. And in the Middle East and North Africa, ongoing social unrest and political uncertainty have increased concern over stability in the region.

In sum, these events weighed heavily on global investor sentiment and are clear indicators of significant structural re-alignments—social, political and economic—taking place at once throughout the world. Governments worldwide will be required to work together in a coordinated effort to address these growing issues of economic power and decline. In this fluid market environment being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasury yields declined across the yield curve as prices rose during the reporting period due to the flight-to-quality brought on primarily by growing investor concern over the European sovereign debt crisis, a slowing global economy, and the downgrade of the U.S. credit rating by Standard & Poor’s in August. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25% and announced a new “Operation Twist” policy initiative, repeated from 1961, again designed to replace short-term debt with longer-term U.S. Treasuries to try to support the economy by reducing long-term interest rates. The Bank of England held its key lending rate at 0.50%, while the European Central Bank raised its main policy rate to 1.50% during the first part of the period in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 1.92% at the end of the reporting period, or 1.55% lower than on March 31, 2011. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.20% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns, as measured by the Barclays Capital U.S. TIPS Index, which returned 8.33%. The gains were driven by the rally in longer-term TIPS due to an investor flight-to-quality and slower global growth prospects amid heightened sovereign risk concerns in the U.S. and Europe. Shorter-maturity TIPS, however, sold-off given lower commodity prices in addition to upcoming negative inflation seasonality. Despite strong overall gains, TIPS underperformed their nominal U.S. Treasury counterparts as breakeven inflation levels, also a measure of market inflation expectations, narrowed dramatically for all maturities as the investor flight-to-quality bid favored nominal U.S. Treasury debt over TIPS. Also, investor inflation expectations softened as a direct result of slowing global economic growth.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasury securities amid the flight-to-quality and speculation regarding a widespread government induced refinancing program.

2	PIMCO LONG DURATION STRATEGY FUNDS

The Federal Reserve announced that it would continue to re-invest pay-downs (or the principal returned on a security to the investor) on its Agency MBS and Agency debt into Agency MBS, which helped support Agency MBS asset prices. Non-Agency MBS and commercial MBS also underperformed like-duration U.S. Treasury securities due to increased risk aversion and broad market volatility during the reporting period.

■

Municipal Bonds, including both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns but underperformed like-duration U.S. Treasury securities due to the flight-to-quality rally in U.S. Treasuries during the period. Municipal bond yields declined across the municipal yield curve as default worries eased and technical factors, such as low new issue supply, supported municipal bond prices. Demand for BABs (taxable municipal bonds) was strong as the securities provided attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasury securities due to general risk aversion and increased market volatility related to global factors. EM spread widening was larger in lower quality EM countries, which generally underperformed the broader EM external debt market. In EM local currency instruments, EM currencies depreciated against the U.S. dollar amid a flight to the U.S. dollar’s perceived better safety. The weakness in EM currencies also affected the performance of EM local currency denominated debt.

■

Equity markets worldwide generally posted negative returns due to increased risk aversion and heightened market volatility brought on by global macroeconomic events. U.S. equities, as measured by the S&P 500 Index, declined 13.78% and global equities, as represented by the MSCI World Index, declined 16.22%. Emerging market equities, as measured by the MSCI Emerging Markets Index, declined 23.45% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments, or our investment manager’s website at www.pimco.com, to learn more about our views and for expanded market commentary.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds November 15, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	—
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01	05/31/01	—
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	—
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	—	01/20/97	01/20/97	01/20/97	—
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00	07/31/00	—
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—	—	—
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—	—	—
PIMCO Total Return Fund IV	05/26/11	05/26/11	05/26/11	—	—	05/26/11	—	—	—
PIMCO Unconstrained Bond Fund	06/30/08	06/30/08	06/30/08	—	06/30/08	06/30/08	—	07/31/08	07/31/08

4	PIMCO LONG DURATION STRATEGY FUNDS

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO advised Funds are distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, www.pimco.com/investments, (888) 87-PIMCO.

Semiannual Report	September 30, 2011	5

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	84.8%
U.S. Government Agencies	6.7%
Short-Term Instruments	2.6%
Sovereign Issues	2.2%
Corporate Bonds & Notes	1.7%
Other	2.0%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	58.95%	30.45%	15.53%	15.89%
PIMCO Extended Duration Fund Class P	58.87%	30.32%	15.43%	15.78%
Citigroup STRIPS Index, 20+ Year Sub-Index	60.68%	32.35%	14.21%	14.56%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.74%	3.91%	6.16%	6.26%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.51% for Institutional Class shares and 0.61% for Class P shares.

Portfolio Insights

»

The PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Allocations to U.S. Treasuries were a significant positive contributor to absolute performance as U.S. Treasury yields fell across all maturities over the reporting period.

»	A below benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields declined across all maturities over the reporting period.

»	The Fund’s emphasis on the short-term portion of the yield curve detracted from relative performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries during the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as they underperformed like-duration U.S. Treasuries during the reporting period.

6	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class B - PBGNX
Class D - PGNDX	Class C - PCGNX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	92.1%
Short-Term Instruments	3.9%
Asset-Backed Securities	2.1%
Mortgage-Backed Securities	1.9%
Purchased Options	0.0%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	6.34%	7.28%	7.82%	6.24%	6.98%
PIMCO GNMA Fund Class P	6.29%	7.17%	7.71%	6.14%	6.87%
PIMCO GNMA Fund Class D	6.13%	6.85%	7.39%	5.81%	6.55%
PIMCO GNMA Fund Class A	6.13%	6.85%	7.39%	5.81%	6.55%
PIMCO GNMA Fund Class A (adjusted)	2.19%	2.85%	6.57%	5.40%	6.27%
PIMCO GNMA Fund Class B	5.73%	6.05%	6.59%	5.25%	6.15%
PIMCO GNMA Fund Class B (adjusted)	2.23%	2.57%	6.51%	5.25%	6.15%
PIMCO GNMA Fund Class C	5.73%	6.05%	6.59%	5.02%	5.75%
PIMCO GNMA Fund Class C (adjusted)	4.73%	5.06%	6.59%	5.02%	5.75%
Barclays Capital GNMA Index	5.91%	6.90%	7.01%	5.72%	6.24%
Lipper GNMA Funds Average	4.78%	5.76%	6.47%	5.05%	5.54%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.91% for Class D shares, 0.91% for Class A shares, 1.66% for Class B shares, and 1.66% for Class C shares.

Portfolio Insights

»

The PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries) detracted from returns as mortgage spreads widened over the reporting period.

»	Exposure to GNMA securities added to returns as they outperformed conventional thirty-year mortgages over the reporting period.

»	Exposure to commercial mortgage-backed securities detracted from returns as the sector underperformed fixed-rate mortgage-backed securities during the reporting period.

»	An allocation to conventional thirty-year mortgages detracted from returns as they underperformed the Barclays Capital GNMA Index over the reporting period.

»	An underweight to interest rate duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury rates declined over the reporting period.

»	Exposure to consumer asset-backed securities detracted from performance as they underperformed fixed-rate GNMA mortgage backed securities over the reporting period.

Semiannual Report	September 30, 2011	7

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	40.0%
U.S. Government Agencies	20.8%
U.S. Treasury Obligations	20.4%
Municipal Bonds & Notes	7.0%
Short-Term Instruments	2.6%
Other	9.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	15.32%	9.39%	10.80%	10.94%
PIMCO Long Duration Total Return Fund Class P	15.27%	9.28%	10.70%	10.84%
Barclays Capital Long-Term Government/Credit Index	19.45%	12.74%	9.39%	9.59%
Lipper Corporate Debt Funds BBB-Rated Funds Average	3.74%	3.91%	6.16%	6.26%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.51% for Institutional Class shares and 0.61% for Class P shares.

Portfolio Insights

»

The PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Allocations to U.S. Treasuries were a significant positive contributor to absolute performance as U.S. Treasury yields fell across all maturities over the reporting period.

»	A below benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields declined across all maturities over the reporting period.

»	The Fund’s emphasis on the short-term portion of the yield curve detracted from relative performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	An overweight allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as they underperformed like-duration U.S. Treasuries during the reporting period.

8	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
Class P - PLTPX	Class B - PFGBX
Administrative Class - PLGBX	Class C - PFGCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	62.1%
U.S. Government Agencies	18.2%
Short-Term Instruments	11.3%
Mortgage-Backed Securities	4.2%
Corporate Bonds & Notes	2.8%
Other	1.4%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	27.11%	16.67%	11.52%	8.96%	10.15%
PIMCO Long-Term U.S. Government Fund Class P	27.04%	16.56%	11.41%	8.87%	10.06%
PIMCO Long-Term U.S. Government Fund Administrative Class	26.95%	16.38%	11.25%	8.70%	9.89%
PIMCO Long-Term U.S. Government Fund Class A	26.88%	16.24%	11.08%	8.54%	9.73%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	22.12%	11.88%	10.24%	8.12%	9.48%
PIMCO Long-Term U.S. Government Fund Class B	26.40%	15.37%	10.26%	7.97%	9.45%
PIMCO Long-Term U.S. Government Fund Class B (adjusted)	22.90%	11.87%	10.19%	7.97%	9.45%
PIMCO Long-Term U.S. Government Fund Class C	26.41%	15.37%	10.26%	7.73%	8.93%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	25.41%	14.37%	10.26%	7.73%	8.93%
Barclays Capital Long-Term Treasury Index	28.86%	17.14%	10.70%	8.53%	9.29%	**
Lipper General U.S. Government Funds Average	8.30%	5.70%	5.95%	4.72%	5.90%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.485% for Institutional Class shares, 0.585% for Class P shares, 0.735% for Administrative Class shares, 0.835% for Class A shares, 1.585% for Class B shares, and 1.585% for Class C shares.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»	Allocations to U.S. Treasuries were a significant positive contributor to absolute performance as U.S. Treasury yields fell across all maturities over the reporting period.

»

A below-benchmark duration (or sensitivity to changes in market interest rates) detracted from relative performance as U.S. Treasury yields fell across the majority of the maturities over the reporting period. However, the decline in U.S. Treasury yields was a significant material contributor to positive absolute performance.

»	The Fund’s emphasis on the short-term portion of the yield curve negatively impacted relative performance as the two- to thirty-year yield spread flattened over the reporting period.

»	An out-of-benchmark allocation to municipal bonds detracted from performance as municipal bonds underperformed like-duration U.S. Treasuries over the reporting period.

»	An out-of-benchmark allocation to long-term Agencies detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

Semiannual Report	September 30, 2011	9

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
Class P - PMRPX	Class B - PMRBX
Administrative Class - PMTAX	Class C - PMRCX
Class D - PTMDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	88.8%
Mortgage-Backed Securities	7.4%
Short-Term Instruments	2.3%
Asset-Backed Securities	1.5%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	4.43%	5.75%	7.33%	6.21%	6.93%
PIMCO Mortgage-Backed Securities Fund Class P	4.37%	5.65%	7.22%	6.11%	6.82%
PIMCO Mortgage-Backed Securities Fund Administrative Class	4.30%	5.49%	7.06%	5.95%	6.66%
PIMCO Mortgage-Backed Securities Fund Class D	4.22%	5.33%	6.90%	5.79%	6.50%
PIMCO Mortgage-Backed Securities Fund Class A	4.22%	5.33%	6.90%	5.79%	6.50%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	0.34%	1.39%	6.10%	5.39%	6.22%
PIMCO Mortgage-Backed Securities Fund Class B	3.82%	4.54%	6.11%	5.24%	6.11%
PIMCO Mortgage-Backed Securities Fund Class B (adjusted)	0.32%	1.08%	6.03%	5.24%	6.11%
PIMCO Mortgage-Backed Securities Fund Class C	3.82%	4.55%	6.11%	5.01%	5.71%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	2.82%	3.56%	6.11%	5.01%	5.71%
Barclays Capital U.S. MBS Fixed Rate Index	4.77%	5.65%	6.76%	5.64%	6.19%
Lipper U.S. Mortgage Funds Average	4.37%	5.22%	5.37%	4.51%	4.93%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries) significantly detracted from returns as mortgage spreads widened during the reporting period.

»

Exposure to non-Agency mortgage-backed securities (“MBS”), subprime asset-backed securities (“ABS”), and commercial MBS (“CMBS”) detracted from performance as income and price depreciation on non-Agency MBS and subprime ABS securities were substantial and the CMBS sector underperformed the MBS index during the reporting period.

»	A move to overweight from underweight conventional thirty-year 4.5% and 5% coupon MBS added to returns as these coupons performed well during the reporting period.

»	An underweight to interest rate duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury rates declined over the reporting period.

10	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	36.5%
Corporate Bonds & Notes	19.1%
U.S. Treasury Obligations	16.6%
Short-Term Instruments	13.8%
Mortgage-Backed Securities	4.4%
Other	9.6%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	2.37%	1.92%	7.72%	6.19%	7.18%
PIMCO Total Return Fund II Class P	2.32%	1.82%	7.62%	6.08%	7.07%
PIMCO Total Return Fund II Administrative Class	2.24%	1.66%	7.46%	5.92%	6.91%
Barclays Capital U.S. Aggregate Index	6.20%	5.26%	6.53%	5.66%	6.52%	**
Lipper Intermediate Investment Grade Debt Funds Average	3.83%	3.76%	5.56%	5.00%	6.06%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) for most of the reporting period detracted from returns as the ten-year U.S. Treasury yield fell.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty-year portion of the yield curve flattened amid a fall in thirty-year yields; however, holdings of money market futures added to performance, as most contracts increased in price during the reporting period.

»

Tactical positioning in mortgage-backed securities, particularly an overweight during the latter part of the reporting period, detracted from returns as this sector underperformed like-duration U.S. Treasuries during this period.

»

A modest overweight to the investment grade corporate sector, with an allocation to credit default swaps on a basket of credit entities, was slightly negative for performance as the sector underperformed like-duration U.S. Treasuries.

»	A focus on financials, a subsector within the investment grade corporate sector, detracted from returns as financials underperformed the overall investment grade corporate bond market.

Semiannual Report	September 30, 2011	11

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	24.1%
U.S. Government Agencies	23.6%
Short-Term Instruments	20.5%
U.S. Treasury Obligations	12.6%
Sovereign Issues	6.6%
Mortgage-Backed Securities	6.4%
Other	6.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	0.01%	0.59%	7.55%	6.51%	7.76%
PIMCO Total Return Fund III Class P	-0.04%	0.49%	7.44%	6.41%	7.66%
PIMCO Total Return Fund III Administrative Class	-0.11%	0.34%	7.28%	6.24%	7.49%
Barclays Capital U.S. Aggregate Index	6.20%	5.26%	6.53%	5.66%	6.88%	**
Lipper Intermediate Investment Grade Debt Funds Average	3.83%	3.76%	5.56%	5.00%	6.51%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios are 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, with prohibitions on firms engaged in certain socially sensitive practices.

»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) for most of the reporting period detracted from returns as the ten-year U.S. Treasury yield fell.

»

An underweight to longer maturities, partially implemented via long-dated interest rate swaps, detracted from returns as the two- to thirty-year portion of the yield curve flattened amid a fall in thirty-year yields; however, holdings of money market futures added to performance as most contracts increased in price during the reporting period.

»	An underweight to Agency mortgage-backed securities added to returns as this sector underperformed like-duration U.S. Treasuries over the reporting period.

»

A modest underweight to the investment grade corporate sector, with an allocation to credit default swaps on a basket of credit entities, was slightly positive for performance as the sector underperformed like-duration U.S. Treasuries.

»	A focus on financials, a subsector within the investment grade corporate sector, detracted from performance as financials underperformed the overall investment grade corporate bond market.

»	Modest exposure to high yield bonds detracted from performance as the Barclays Capital U.S. Corporate High Yield Index underperformed like-duration U.S. Treasuries during the reporting period.

»	Duration exposure in core European countries added to performance as the ten-year German Bund yield fell during the reporting period.

»	Exposure to a basket of currencies, with an emphasis on emerging market currencies, detracted from performance as these currencies depreciated relative to the U.S. dollar during the reporting period.

12	PIMCO LONG DURATION STRATEGY FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX	Class A - PTUZX
Class P - PTUPX

Allocation Breakdown‡

Short-Term Instruments	31.3%
U.S. Treasury Obligations	26.2%
U.S. Government Agencies	25.3%
Corporate Bonds & Notes	11.6%
Municipal Bonds & Notes	2.8%
Other	2.8%
‡	% of Total Investments as of 09/30/11

Cumulative Total Return for the period ended September 30, 2011
	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	4.27%
PIMCO Total Return Fund IV Class P	4.24%
PIMCO Total Return Fund IV Class A	4.17%
PIMCO Total Return Fund IV Class A (adjusted)	0.26%
Barclays Capital U.S. Aggregate Index	3.52%	*
Lipper Intermediate Investment Grade Debt Funds Average	1.37%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. The Fund’s total annual operating expense ratios are 0.51% for Institutional Class shares, 0.61% for Class P shares, and 0.86% for Class A shares.

Portfolio Insights

»

The PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

»	The Fund commenced operations on May 26, 2011.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) for most of the period since the Fund’s inception added to returns as the ten-year U.S. Treasury yield fell.

»

A curve steepening bias in the U.S. detracted from returns as the two- to thirty-year portion of the yield curve flattened amid a fall in thirty-year yields; however, holdings of money market futures added to performance as most contracts increased in price during the reporting period.

»	An overweight to Agency mortgage-backed securities detracted from returns as this sector underperformed like-duration U.S. Treasuries during the reporting period.

»

An underweight to the investment grade corporate sector, with an allocation to credit default swaps on various credit entities, was positive for performance as the sector underperformed like-duration U.S. Treasuries.

»	Short currency exposure to the euro, implemented via currency forwards, added to performance as the euro depreciated versus the U.S. dollar during the reporting period.

Semiannual Report	September 30, 2011	13

PIMCO Unconstrained Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
Class P - PUCPX	Class C - PUBCX
Class D - PUBDX	Class R - PUBRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	31.7%
Corporate Bonds & Notes	23.1%
U.S. Treasury Obligations	19.1%
Sovereign Issues	10.3%
Mortgage-Backed Securities	5.7%
Short-Term Instruments	1.5%
Other	8.6%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (06/30/08)
PIMCO Unconstrained Bond Fund Institutional Class	-1.13%	-1.04%	6.29%
PIMCO Unconstrained Bond Fund Class P	-1.18%	-1.14%	6.19%
PIMCO Unconstrained Bond Fund Class D	-1.33%	-1.44%	5.87%
PIMCO Unconstrained Bond Fund Class A	-1.33%	-1.44%	5.87%
PIMCO Unconstrained Bond Fund Class A (adjusted)	-5.07%	-5.13%	4.63%
PIMCO Unconstrained Bond Fund Class C	-1.70%	-2.18%	5.08%
PIMCO Unconstrained Bond Fund Class C (adjusted)	-2.68%	-3.15%	5.08%
PIMCO Unconstrained Bond Fund Class R	-1.46%	-1.69%	5.61%
3 Month USD LIBOR Index	0.14%	0.29%	0.95%
Lipper Multi-Sector Income Funds Average	-1.65%	1.02%	6.71%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.98% for Institutional Class shares, 1.08% for Class P shares, 1.38% for Class D shares, 1.38% for Class A shares, 2.13% for Class C shares, and 1.63% for Class R shares.

Portfolio Insights

»

The PIMCO Unconstrained Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Exposure to investment grade corporates detracted from performance, driven primarily by exposure to the financial sector, which underperformed the broader credit market.

»

Duration (or sensitivity to changes in market interest rates) positioning, including U.S. and non-U.S. exposure, was net positive as yields fell over the reporting period. Duration hedging primarily via swaps, however, detracted from those gains.

»

Currency positions detracted from performance, driven primarily by the Fund’s long exposure to the Mexican peso, Malaysian ringgit, Canadian dollar, and Indian rupee, as these currencies depreciated versus the U.S. dollar over the reporting period. Short exposure to the Japanese yen also detracted from returns as the Japanese yen appreciated versus the U.S. dollar. However, short exposure to the euro, which depreciated versus the U.S. dollar, added to overall returns.

»	Short exposure to the high yield corporate sector via high yield credit default swaps added to performance, as high yield corporate spreads widened over the reporting period.

»	Net long exposure to Agency mortgage-backed securities (“MBS”) added to returns. The Barclays Capital U.S. MBS Fixed Rate Index returned 4.77% over the reporting period.

»

Exposure to non-Agency MBS detracted from overall performance. The Markit ABX 06-2 Index, which generally tracks the price performance of non-Agency MBS, declined from $58.69 to $43.32 over the reporting period.

»	Exposure to emerging markets benefited performance, driven primarily by long exposure to interest rates in Brazil, as rates fell in Brazil over the reporting period.

»

Modest exposure to municipal bonds, with an overweight to taxable California Build America Bonds (“BABs”), added to returns. The Barclays Capital Municipal Bond Index returned 7.85% while the BABs component of the Barclays Capital Taxable Municipal Bond Index returned 22.17% over the reporting period.

14	PIMCO LONG DURATION STRATEGY FUNDS

Expense Examples

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2011 to September 30, 2011 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,589.52	$3.24	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,588.74	3.88	1,000.00	1,022.00	3.03	0.60
PIMCO GNMA Fund
Institutional Class	$1,000.00	$1,063.43	$2.58	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,062.89	3.09	1,000.00	1,022.00	3.03	0.60
Class D	1,000.00	1,061.30	4.64	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,061.29	4.64	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	1,057.28	8.49	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	1,057.29	8.49	1,000.00	1,016.75	8.32	1.65
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,153.23	$2.69	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	1,152.67	3.23	1,000.00	1,022.00	3.03	0.60

Semiannual Report	September 30, 2011	15

Expense Examples (Cont.)

	Actual Performance				Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)		Ending Account Value (09/30/11)	Expenses Paid During Period *	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00		$1,271.05	$2.70	$1,000.00	$1,022.63	$2.40	0.475%
Class P	1,000.00		1,270.43	3.26	1,000.00	1,022.13	2.91	0.575
Administrative Class	1,000.00		1,269.47	4.11	1,000.00	1,021.38	3.66	0.725
Class A	1,000.00		1,268.79	4.74	1,000.00	1,020.83	4.22	0.835
Class B	1,000.00		1,264.03	8.97	1,000.00	1,017.08	7.99	1.585
Class C	1,000.00		1,264.05	8.97	1,000.00	1,017.08	7.99	1.585
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00		$1,044.26	$2.61	$1,000.00	$1,022.45	$2.58	0.51%
Class P	1,000.00		1,043.75	3.12	1,000.00	1,021.95	3.08	0.61
Administrative Class	1,000.00		1,042.96	3.88	1,000.00	1,021.20	3.84	0.76
Class D	1,000.00		1,042.16	4.65	1,000.00	1,020.45	4.60	0.91
Class A	1,000.00		1,042.16	4.65	1,000.00	1,020.45	4.60	0.91
Class B	1,000.00		1,038.20	8.46	1,000.00	1,016.70	8.37	1.66
Class C	1,000.00		1,038.24	8.46	1,000.00	1,016.70	8.37	1.66
PIMCO Total Return Fund II
Institutional Class	$1,000.00		$1,023.71	$2.53	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00		1,023.19	3.03	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00		1,022.42	3.79	1,000.00	1,021.25	3.79	0.75
PIMCO Total Return Fund III
Institutional Class	$1,000.00		$1,000.12	$2.50	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00		999.61	3.00	1,000.00	1,022.00	3.03	0.60
Administrative Class	1,000.00		998.85	3.75	1,000.00	1,021.25	3.79	0.75
PIMCO Total Return Fund IV
Institutional Class	$1,000.00	[a]	$1,042.70	$1.77	$1,000.00	$1,022.50	$2.53	0.50%
Class P	1,000.00	[a]	1,042.39	1.91	1,000.00	1,022.30	2.73	0.54
Class A	1,000.00	[a]	1,041.72	2.98	1,000.00	1,020.80	4.24	0.84
PIMCO Unconstrained Bond Fund
Institutional Class	$1,000.00		$988.70	$4.47	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00		988.20	4.97	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00		986.70	6.46	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00		986.71	6.46	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00		982.97	10.16	1,000.00	1,014.75	10.33	2.05
Class R	1,000.00		985.44	7.69	1,000.00	1,017.25	7.82	1.55

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period) and 127/366 for the Institutional Class, Class P, and Class A shares of the PIMCO Total Return IV Fund (to reflect the period since the inception date of 05/26/11). The hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for voluntary fee waivers and organizational or trustees’ fees. Details regarding any fee waivers can be found in the Fund’s currently effective prospectus, as supplemented to date.

a The Beginning Account Value is reflective as of 05/26/11 for Actual Performance.

16	PIMCO LONG DURATION STRATEGY FUNDS

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital GNMA Index	Barclays Capital GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index.

Barclays Capital Long-Term Government/Credit Index	Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index.

Barclays Capital Long-Term Treasury Index	Barclays Capital Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. MBS Fixed Rate Index	Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Citigroup STRIPS Index, 20+ Year Sub-Index	Citigroup STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month- end. The included STRIPS are derived only from bonds in the Citigroup U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	17

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Extended Duration Fund
Institutional Class
04/01/2011 - 09/30/2011+	$7.49	$0.16	$4.20	$4.36	$(0.16)	$0.00	$0.00
03/31/2011	7.39	0.33	0.39	0.72	(0.32)	(0.30)	0.00
03/31/2010	12.56	0.42	(2.38)	(1.96)	(0.44)	(2.77)	0.00
03/31/2009	10.90	0.44	2.08	2.52	(0.43)	(0.43)	0.00
03/31/2008	9.94	0.44	1.00	1.44	(0.45)	(0.03)	0.00
08/31/2006 - 03/31/2007	10.00	0.27	0.02	0.29	(0.27)	(0.08)	0.00
Class P
04/01/2011 - 09/30/2011+	7.49	0.16	4.19	4.35	(0.15)	0.00	0.00
03/31/2011	7.39	0.32	0.39	0.71	(0.31)	(0.30)	0.00
03/31/2010	12.56	0.41	(2.38)	(1.97)	(0.43)	(2.77)	0.00
09/11/2008 - 03/31/2009	11.21	0.26	1.76	2.02	(0.24)	(0.43)	0.00

PIMCO GNMA Fund
Institutional Class
04/01/2011 - 09/30/2011+	$11.42	$0.13	$0.59	$0.72	$(0.13)	$0.00	$0.00
03/31/2011	11.62	0.26	0.42	0.68	(0.27)	(0.61)	0.00
03/31/2010	11.33	0.35	0.66	1.01	(0.40)	(0.32)	0.00
03/31/2009	11.37	0.51	0.11	0.62	(0.53)	(0.13)	0.00
03/31/2008	11.11	0.57	0.33	0.90	(0.57)	(0.07)	0.00
03/31/2007	10.90	0.53	0.21	0.74	(0.53)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	11.42	0.12	0.60	0.72	(0.13)	0.00	0.00
03/31/2011	11.62	0.25	0.42	0.67	(0.26)	(0.61)	0.00
03/31/2010	11.33	0.32	0.67	0.99	(0.38)	(0.32)	0.00
04/30/2008 - 03/31/2009	11.32	0.46	0.15	0.61	(0.47)	(0.13)	0.00
Class D
04/01/2011 - 09/30/2011+	11.42	0.11	0.59	0.70	(0.11)	0.00	0.00
03/31/2011	11.62	0.22	0.41	0.63	(0.22)	(0.61)	0.00
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	0.00
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)	0.00
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)	0.00
03/31/2007	10.90	0.49	0.21	0.70	(0.49)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	11.42	0.10	0.60	0.70	(0.11)	0.00	0.00
03/31/2011	11.62	0.21	0.42	0.63	(0.22)	(0.61)	0.00
03/31/2010	11.33	0.30	0.66	0.96	(0.35)	(0.32)	0.00
03/31/2009	11.37	0.48	0.09	0.57	(0.48)	(0.13)	0.00
03/31/2008	11.11	0.52	0.33	0.85	(0.52)	(0.07)	0.00
03/31/2007	10.90	0.49	0.21	0.70	(0.49)	0.00	0.00
Class B
04/01/2011 - 09/30/2011+	11.42	0.06	0.59	0.65	(0.06)	0.00	0.00
03/31/2011	11.62	0.12	0.42	0.54	(0.13)	(0.61)	0.00
03/31/2010	11.33	0.22	0.65	0.87	(0.26)	(0.32)	0.00
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)	0.00
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)	0.00
03/31/2007	10.90	0.41	0.21	0.62	(0.41)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	11.42	0.06	0.59	0.65	(0.06)	0.00	0.00
03/31/2011	11.62	0.13	0.41	0.54	(0.13)	(0.61)	0.00
03/31/2010	11.33	0.21	0.66	0.87	(0.26)	(0.32)	0.00
03/31/2009	11.37	0.39	0.10	0.49	(0.40)	(0.13)	0.00
03/31/2008	11.11	0.44	0.33	0.77	(0.44)	(0.07)	0.00
03/31/2007	10.90	0.41	0.21	0.62	(0.41)	0.00	0.00

PIMCO Long Duration Total Return Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.75	$0.26	$1.37	$1.63	$(0.26)	$0.00	$0.00
03/31/2011	10.72	0.53	0.46	0.99	(0.59)	(0.37)	0.00
03/31/2010	10.14	0.54	0.95	1.49	(0.57)	(0.34)	0.00
03/31/2009	10.51	0.51	(0.25)	0.26	(0.50)	(0.13)	0.00
03/31/2008	10.09	0.50	0.44	0.94	(0.50)	(0.02)	0.00
08/31/2006 - 03/31/2007	10.00	0.29	0.09	0.38	(0.29)	0.00	0.00

+	Unaudited
*	Annualized

18	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.16)	$11.69	58.95%	$385,029	0.50	%*	0.50	%*	0.50	%*	0.50	%*	3.83	%*	168	%**
(0.62)	7.49	9.48	381,563	0.51		0.51		0.50		0.50		3.94		412	**
(3.21)	7.39	(16.80)	324,253	0.50		0.50		0.50		0.50		4.42		615
(0.86)	12.56	23.62	195,036	0.57		0.57		0.50		0.50		3.88		780
(0.48)	10.90	14.96	169,454	0.50		0.50		0.50		0.50		4.24		239
(0.35)	9.94	2.82	3,083	0.57	*	1.90	*	0.50	*	1.83	*	4.53	*	298

(0.15)	11.69	58.87	2,017	0.60	*	0.60	*	0.60	*	0.60	*	3.66	*	168	**
(0.61)	7.49	9.37	1,016	0.61		0.61		0.60		0.60		3.82		412	**
(3.20)	7.39	(16.87)	881	0.60		0.60		0.60		0.60		4.29		615
(0.67)	12.56	18.01	978	0.66	*	0.66	*	0.60	*	0.60	*	3.79	*	780

$(0.13)	$12.01	6.34%	$506,631	0.50	%*	0.50	%*	0.50	%*	0.50	%*	2.20	%*	1,259	%**
(0.88)	11.42	5.88	391,519	0.51		0.51		0.50		0.50		2.21		1,990	**
(0.72)	11.62	9.02	436,282	0.50		0.50		0.50		0.50		2.99		1,747
(0.66)	11.33	5.73	375,682	0.66		0.66		0.50		0.50		4.59		1,652
(0.64)	11.37	8.37	219,841	0.95		0.95		0.50		0.50		5.10		839
(0.53)	11.11	7.01	133,271	1.06		1.06		0.50		0.50		4.88		1,009

(0.13)	12.01	6.29	75,543	0.60	*	0.60	*	0.60	*	0.60	*	2.08	*	1,259	**
(0.87)	11.42	5.78	62,198	0.61		0.61		0.60		0.60		2.14		1,990	**
(0.70)	11.62	8.92	39,309	0.60		0.60		0.60		0.60		2.74		1,747
(0.60)	11.33	5.63	11	0.76	*	0.76	*	0.60	*	0.60	*	4.47	*	1,652

(0.11)	12.01	6.13	232,472	0.90	*	0.90	*	0.90	*	0.90	*	1.78	*	1,259	**
(0.83)	11.42	5.46	147,172	0.91		0.91		0.90		0.90		1.82		1,990	**
(0.67)	11.62	8.59	132,564	0.90		0.90		0.90		0.90		2.60		1,747
(0.61)	11.33	5.30	139,917	1.06		1.06		0.90		0.90		4.26		1,652
(0.59)	11.37	7.94	36,541	1.32		1.32		0.90		0.90		4.63		839
(0.49)	11.11	6.58	13,076	1.46		1.46		0.90		0.90		4.50		1,009

(0.11)	12.01	6.13	579,577	0.90	*	0.90	*	0.90	*	0.90	*	1.77	*	1,259	**
(0.83)	11.42	5.46	474,744	0.91		0.91		0.90		0.90		1.82		1,990	**
(0.67)	11.62	8.59	455,544	0.90		0.90		0.90		0.90		2.58		1,747
(0.61)	11.33	5.31	343,522	1.06		1.06		0.90		0.90		4.26		1,652
(0.59)	11.37	7.94	114,188	1.33		1.33		0.90		0.90		4.69		839
(0.49)	11.11	6.59	76,983	1.45		1.45		0.90		0.90		4.48		1,009

(0.06)	12.01	5.73	12,941	1.65	*	1.65	*	1.65	*	1.65	*	0.99	*	1,259	**
(0.74)	11.42	4.68	16,908	1.66		1.66		1.65		1.65		1.03		1,990	**
(0.58)	11.62	7.78	35,303	1.65		1.65		1.65		1.65		1.86		1,747
(0.53)	11.33	4.52	39,447	1.81		1.81		1.65		1.65		3.49		1,652
(0.51)	11.37	7.14	29,853	2.07		2.07		1.65		1.65		3.98		839
(0.41)	11.11	5.80	31,447	2.19		2.19		1.65		1.65		3.73		1,009

(0.06)	12.01	5.73	223,961	1.65	*	1.65	*	1.65	*	1.65	*	1.01	*	1,259	**
(0.74)	11.42	4.68	225,520	1.66		1.66		1.65		1.65		1.06		1,990	**
(0.58)	11.62	7.78	246,550	1.65		1.65		1.65		1.65		1.80		1,747
(0.53)	11.33	4.52	144,761	1.81		1.81		1.65		1.65		3.50		1,652
(0.51)	11.37	7.14	36,035	2.07		2.07		1.65		1.65		3.96		839
(0.41)	11.11	5.80	31,535	2.19		2.19		1.65		1.65		3.73		1,009

$(0.26)	$12.12	15.32%	$5,730,704	0.50	%*	0.50	%*	0.50	%*	0.50	%*	4.59	%*	99	%**
(0.96)	10.75	9.31	5,130,906	0.51		0.51		0.50		0.50		4.71		240	**
(0.91)	10.72	14.91	3,976,419	0.51		0.51		0.50		0.50		5.02		364
(0.63)	10.14	2.63	2,431,539	0.51		0.51		0.50		0.50		5.02		398
(0.52)	10.51	9.73	714,193	0.50		0.50		0.50		0.50		4.85		314
(0.29)	10.09	3.89	4,631	0.50	*	1.61	*	0.50	*	1.61	*	4.99	*	330

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Semiannual Report	September 30, 2011	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Long Duration Total Return Fund (Cont.)
Class P
04/01/2011 - 09/30/2011+	$10.75	$0.26	$1.36	$1.62	$(0.25)	$0.00	$0.00
03/31/2011	10.72	0.51	0.47	0.98	(0.58)	(0.37)	0.00
03/31/2010	10.14	0.53	0.95	1.48	(0.56)	(0.34)	0.00
09/11/2008 - 03/31/2009	10.37	0.30	(0.12)	0.18	(0.28)	(0.13)	0.00

PIMCO Long-Term U.S. Government Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.39	$0.19	$2.60	$2.79	$(0.20)	$0.00	$0.00
03/31/2011	10.79	0.43	0.56	0.99	(0.46)	(0.93)	0.00
03/31/2010	11.58	0.46	(0.24)	0.22	(0.50)	(0.51)	0.00
03/31/2009	11.30	0.46	0.37	0.83	(0.47)	(0.08)	0.00
03/31/2008	10.66	0.52	0.64	1.16	(0.52)	0.00	0.00
03/31/2007	10.48	0.50	0.20	0.70	(0.51)	(0.01)	0.00
Class P
04/01/2011 - 09/30/2011+	10.39	0.19	2.59	2.78	(0.19)	0.00	0.00
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	0.00
03/31/2010	11.58	0.44	(0.23)	0.21	(0.49)	(0.51)	0.00
04/30/2008 - 03/31/2009	11.08	0.42	0.59	1.01	(0.43)	(0.08)	0.00
Administrative Class
04/01/2011 - 09/30/2011+	10.39	0.18	2.59	2.77	(0.18)	0.00	0.00
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	0.00
03/31/2010	11.58	0.44	(0.25)	0.19	(0.47)	(0.51)	0.00
03/31/2009	11.30	0.44	0.36	0.80	(0.44)	(0.08)	0.00
03/31/2008	10.66	0.49	0.64	1.13	(0.49)	0.00	0.00
03/31/2007	10.48	0.48	0.19	0.67	(0.48)	(0.01)	0.00
Class A
04/01/2011 - 09/30/2011+	10.39	0.18	2.59	2.77	(0.18)	0.00	0.00
03/31/2011	10.79	0.38	0.56	0.94	(0.41)	(0.93)	0.00
03/31/2010	11.58	0.42	(0.25)	0.17	(0.45)	(0.51)	0.00
03/31/2009	11.30	0.42	0.37	0.79	(0.43)	(0.08)	0.00
03/31/2008	10.66	0.48	0.63	1.11	(0.47)	0.00	0.00
03/31/2007	10.48	0.47	0.19	0.66	(0.47)	(0.01)	0.00
Class B
04/01/2011 - 09/30/2011+	10.39	0.13	2.59	2.72	(0.13)	0.00	0.00
03/31/2011	10.79	0.30	0.56	0.86	(0.33)	(0.93)	0.00
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	0.00
03/31/2008	10.66	0.40	0.64	1.04	(0.40)	0.00	0.00
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)	0.00
Class C
04/01/2011 - 09/30/2011+	10.39	0.13	2.59	2.72	(0.13)	0.00	0.00
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	0.00
03/31/2010	11.58	0.34	(0.25)	0.09	(0.37)	(0.51)	0.00
03/31/2009	11.30	0.34	0.36	0.70	(0.34)	(0.08)	0.00
03/31/2008	10.66	0.40	0.63	1.03	(0.39)	0.00	0.00
03/31/2007	10.48	0.39	0.19	0.58	(0.39)	(0.01)	0.00

PIMCO Mortgage-Backed Securities Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.62	$0.15	$0.32	$0.47	$(0.16)	$0.00	$0.00
03/31/2011	10.74	0.31	0.31	0.62	(0.34)	(0.40)	0.00
03/31/2010	10.21	0.54	0.91	1.45	(0.49)	(0.43)	0.00
03/31/2009	10.88	0.71	(0.60)	0.11	(0.69)	(0.09)	0.00
03/31/2008	10.72	0.54	0.23	0.77	(0.54)	(0.07)	0.00
03/31/2007	10.47	0.51	0.26	0.77	(0.52)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	10.62	0.14	0.32	0.46	(0.15)	0.00	0.00
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	0.00
03/31/2010	10.21	0.47	0.97	1.44	(0.48)	(0.43)	0.00
04/30/2008 - 03/31/2009	10.85	0.66	(0.57)	0.09	(0.64)	(0.09)	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

20	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.25)	$12.12	15.27%	$14,068	0.60	%*	0.60	%*	0.60	%*	0.60	%*	4.48	%*	99	%**
(0.95)	10.75	9.21	6,894	0.61		0.61		0.60		0.60		4.58		240	**
(0.90)	10.72	14.83	2,493	0.61		0.61		0.60		0.60		4.89		364
(0.41)	10.14	1.86	914	0.61	*	0.61	*	0.60	*	0.60	*	5.41	*	398

$(0.20)	$12.98	27.11%	$765,245	0.475	%*	0.475	%*	0.475	%*	0.475	%*	3.45	%*	191	%**
(1.39)	10.39	9.13	443,715	0.485		0.485		0.475		0.475		3.78		363	**
(1.01)	10.79	1.92	1,175,131	0.495		0.495		0.475		0.475		4.09		415
(0.55)	11.58	7.69	568,232	0.505		0.505		0.475		0.475		4.19		367
(0.52)	11.30	11.22	1,258,569	0.475		0.475		0.475		0.475		4.85		291
(0.52)	10.66	6.83	905,955	0.475		0.475		0.475		0.475		4.82		971

(0.19)	12.98	27.04	52,960	0.575	*	0.575	*	0.575	*	0.575	*	3.36	*	191	**
(1.38)	10.39	9.03	57,226	0.585		0.585		0.575		0.575		3.61		363	**
(1.00)	10.79	1.79	10,934	0.595		0.595		0.575		0.575		3.97		415
(0.51)	11.58	9.40	11	0.605	*	0.605	*	0.575	*	0.575	*	4.16	*	367

(0.18)	12.98	26.95	91,902	0.725	*	0.725	*	0.725	*	0.725	*	3.22	*	191	**
(1.36)	10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46		363	**
(0.98)	10.79	1.64	92,333	0.745		0.745		0.725		0.725		3.91		415
(0.52)	11.58	7.44	113,114	0.755		0.755		0.725		0.725		3.97		367
(0.49)	11.30	10.96	144,464	0.725		0.725		0.725		0.725		4.56		291
(0.49)	10.66	6.58	91,220	0.725		0.725		0.725		0.725		4.61		971

(0.18)	12.98	26.88	262,286	0.835	*(b)	0.835	*(b)	0.835	*(b)	0.835	*(b)	3.11	*	191	**
(1.34)	10.39	8.70	192,776	0.885		0.885		0.875		0.875		3.33		363	**
(0.96)	10.79	1.49	176,403	0.895		0.895		0.875		0.875		3.73		415
(0.51)	11.58	7.27	201,456	0.905		0.905		0.875		0.875		3.82		367
(0.47)	11.30	10.78	233,321	0.875		0.875		0.875		0.875		4.43		291
(0.48)	10.66	6.41	179,750	0.875		0.875		0.875		0.875		4.45		971

(0.13)	12.98	26.40	5,994	1.585	*(b)	1.585	*(b)	1.585	*(b)	1.585	*(b)	2.39	*	191	**
(1.26)	10.39	7.90	7,584	1.635		1.635		1.625		1.625		2.60		363	**
(0.88)	10.79	0.74	16,774	1.645		1.645		1.625		1.625		3.01		415
(0.42)	11.58	6.47	26,934	1.655		1.655		1.625		1.625		3.07		367
(0.40)	11.30	9.97	32,425	1.625		1.625		1.625		1.625		3.73		291
(0.40)	10.66	5.62	36,900	1.625		1.625		1.625		1.625		3.71		971

(0.13)	12.98	26.41	62,309	1.585	*(b)	1.585	*(b)	1.585	*(b)	1.585	*(b)	2.35	*	191	**
(1.26)	10.39	7.90	48,209	1.635		1.635		1.625		1.625		2.58		363	**
(0.88)	10.79	0.74	45,276	1.645		1.645		1.625		1.625		3.00		415
(0.42)	11.58	6.47	56,492	1.655		1.655		1.625		1.625		3.06		367
(0.39)	11.30	9.96	52,461	1.625		1.625		1.625		1.625		3.67		291
(0.40)	10.66	5.62	39,482	1.625		1.625		1.625		1.625		3.71		971

$(0.16)	$10.93	4.43%	$187,465	0.51	%*	0.51	%*	0.50	%*	0.50	%*	2.69	%*	593	%**
(0.74)	10.62	5.82	192,699	0.50		0.50		0.50		0.50		2.85		966	**
(0.92)	10.74	14.59	242,791	0.56		0.56		0.50		0.50		5.11		1,035
(0.78)	10.21	1.17	442,478	1.60		1.60		0.50		0.50		6.80		1,093
(0.61)	10.88	7.35	490,553	1.20		1.20		0.50		0.50		5.06		630
(0.52)	10.72	7.51	266,617	0.50		0.50		0.50		0.50		4.84		780

(0.15)	10.93	4.37	43,171	0.61	*	0.61	*	0.60	*	0.60	*	2.61	*	593	**
(0.73)	10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74		966	**
(0.91)	10.74	14.49	27,825	0.62		0.62		0.60		0.60		4.42		1,035
(0.73)	10.21	0.97	10	1.81	*	1.81	*	0.60	*	0.60	*	6.96	*	1,093

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.35%.

Semiannual Report	September 30, 2011	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Mortgage-Backed Securities Fund (Cont.)
Administrative Class
04/01/2011 - 09/30/2011+	$10.62	$0.13	$0.32	$0.45	$(0.14)	$0.00	$0.00
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	0.00
03/31/2010	10.21	0.54	0.88	1.42	(0.46)	(0.43)	0.00
03/31/2009	10.88	0.70	(0.61)	0.09	(0.67)	(0.09)	0.00
03/31/2008	10.72	0.52	0.22	0.74	(0.51)	(0.07)	0.00
03/31/2007	10.47	0.49	0.25	0.74	(0.49)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	10.62	0.12	0.33	0.45	(0.14)	0.00	0.00
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00
03/31/2010	10.21	0.49	0.92	1.41	(0.45)	(0.43)	0.00
03/31/2009	10.88	0.68	(0.61)	0.07	(0.65)	(0.09)	0.00
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)	0.00
03/31/2007	10.47	0.47	0.25	0.72	(0.47)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	10.62	0.12	0.33	0.45	(0.14)	0.00	0.00
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00
03/31/2010	10.21	0.47	0.94	1.41	(0.45)	(0.43)	0.00
03/31/2009	10.88	0.69	(0.62)	0.07	(0.65)	(0.09)	0.00
03/31/2008	10.72	0.50	0.22	0.72	(0.49)	(0.07)	0.00
03/31/2007	10.47	0.47	0.25	0.72	(0.47)	0.00	0.00
Class B
04/01/2011 - 09/30/2011+	10.62	0.08	0.32	0.40	(0.09)	0.00	0.00
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00
03/31/2010	10.21	0.41	0.92	1.33	(0.37)	(0.43)	0.00
03/31/2009	10.88	0.58	(0.59)	(0.01)	(0.57)	(0.09)	0.00
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)	0.00
03/31/2007	10.47	0.39	0.25	0.64	(0.39)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	10.62	0.08	0.32	0.40	(0.09)	0.00	0.00
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00
03/31/2010	10.21	0.40	0.93	1.33	(0.37)	(0.43)	0.00
03/31/2009	10.88	0.60	(0.61)	(0.01)	(0.57)	(0.09)	0.00
03/31/2008	10.72	0.42	0.22	0.64	(0.41)	(0.07)	0.00
03/31/2007	10.47	0.39	0.25	0.64	(0.39)	0.00	0.00

PIMCO Total Return Fund II
Institutional Class
04/01/2011 - 09/30/2011+	$10.37	$0.13	$0.12	$0.25	$(0.13)	$0.00	$0.00
03/31/2011	10.59	0.23	0.44	0.67	(0.25)	(0.63)	(0.01)
03/31/2010	9.71	0.42	1.01	1.43	(0.50)	(0.05)	0.00
03/31/2009	10.44	0.51	(0.33)	0.18	(0.52)	(0.39)	0.00
03/31/2008	9.91	0.49	0.54	1.03	(0.49)	(0.01)	0.00
03/31/2007	9.82	0.48	0.10	0.58	(0.47)	(0.01)	(0.01)
Class P
04/01/2011 - 09/30/2011+	10.37	0.12	0.12	0.24	(0.12)	0.00	0.00
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)
12/31/2009 - 03/31/2010	10.45	0.06	0.14	0.20	(0.06)	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	10.37	0.11	0.12	0.23	(0.11)	0.00	0.00
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)
03/31/2010	9.71	0.40	1.00	1.40	(0.47)	(0.05)	0.00
03/31/2009	10.44	0.48	(0.33)	0.15	(0.49)	(0.39)	0.00
03/31/2008	9.91	0.47	0.54	1.01	(0.47)	(0.01)	0.00
03/31/2007	9.82	0.45	0.11	0.56	(0.45)	(0.01)	(0.01)

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

22	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.14)	$10.93	4.30%	$70,164	0.76	%*	0.76	%*	0.75	%*	0.75	%*	2.44	%*	593	%**
(0.71)	10.62	5.56	72,665	0.75		0.75		0.75		0.75		2.61		966	**
(0.89)	10.74	14.31	73,797	0.84		0.84		0.75		0.75		5.09		1,035
(0.76)	10.21	0.92	201,935	1.89		1.89		0.75		0.75		6.73		1,093
(0.58)	10.88	7.09	159,298	1.50		1.50		0.75		0.75		4.79		630
(0.49)	10.72	7.24	22,295	0.75		0.75		0.75		0.75		4.65		780

(0.14)	10.93	4.22	101,642	0.91	*	0.91	*	0.90	*	0.90	*	2.29	*	593	**
(0.69)	10.62	5.40	95,938	0.90		0.90		0.90		0.90		2.45		966	**
(0.88)	10.74	14.14	123,426	0.96		0.96		0.90		0.90		4.67		1,035
(0.74)	10.21	0.77	196,793	2.02		2.02		0.90		0.90		6.51		1,093
(0.56)	10.88	6.93	162,990	1.55		1.55		0.90		0.90		4.65		630
(0.47)	10.72	7.08	123,684	0.90		0.90		0.90		0.90		4.47		780

(0.14)	10.93	4.22	84,134	0.91	*	0.91	*	0.90	*	0.90	*	2.28	*	593	**
(0.69)	10.62	5.40	97,366	0.90		0.90		0.90		0.90		2.45		966	**
(0.88)	10.74	14.14	125,408	0.96		0.96		0.90		0.90		4.46		1,035
(0.74)	10.21	0.77	87,417	2.04		2.04		0.90		0.90		6.60		1,093
(0.56)	10.88	6.93	55,202	1.56		1.56		0.90		0.90		4.65		630
(0.47)	10.72	7.08	42,395	0.90		0.90		0.90		0.90		4.46		780

(0.09)	10.93	3.82	2,195	1.66	*	1.66	*	1.65	*	1.65	*	1.52	*	593	**
(0.61)	10.62	4.62	3,229	1.65		1.65		1.65		1.65		1.75		966	**
(0.80)	10.74	13.30	9,258	1.71		1.71		1.65		1.65		3.84		1,035
(0.66)	10.21	0.02	10,466	2.74		2.74		1.65		1.65		5.56		1,093
(0.48)	10.88	6.14	15,544	2.29		2.29		1.65		1.65		3.92		630
(0.39)	10.72	6.29	16,404	1.65		1.65		1.65		1.65		3.72		780

(0.09)	10.93	3.82	26,181	1.66	*	1.66	*	1.65	*	1.65	*	1.53	*	593	**
(0.61)	10.62	4.62	29,681	1.65		1.65		1.65		1.65		1.72		966	**
(0.80)	10.74	13.29	48,507	1.71		1.71		1.65		1.65		3.72		1,035
(0.66)	10.21	0.01	34,962	2.77		2.77		1.65		1.65		5.77		1,093
(0.48)	10.88	6.14	29,365	2.29		2.29		1.65		1.65		3.91		630
(0.39)	10.72	6.28	28,454	1.65		1.65		1.65		1.65		3.72		780

$(0.13)	$10.49	2.37%	$3,410,743	0.50	%*	0.50	%*	0.50	%*	0.50	%*	2.39	%*	311	%**
(0.89)	10.37	6.40	3,177,804	0.50		0.50		0.50		0.50		2.15		563	**
(0.55)	10.59	15.00	3,124,654	0.53		0.53		0.50		0.50		4.05		502
(0.91)	9.71	1.93	2,531,920	1.00		1.00		0.50		0.50		5.10		278
(0.50)	10.44	10.76	2,282,191	0.82		0.82		0.50		0.50		4.91		265
(0.49)	9.91	6.10	2,062,540	0.50		0.50		0.50		0.50		4.86		237

(0.12)	10.49	2.32	6,448	0.60	*	0.60	*	0.60	*	0.60	*	2.28	*	311	**
(0.88)	10.37	6.30	6,937	0.60		0.60		0.60		0.60		2.15		563	**
(0.06)	10.59	1.93	10	0.60	*	0.60	*	0.60	*	0.60	*	2.24	*	502

(0.11)	10.49	2.24	93,811	0.75	*	0.75	*	0.75	*	0.75	*	2.13	*	311	**
(0.86)	10.37	6.13	102,227	0.75		0.75		0.75		0.75		1.91		563	**
(0.52)	10.59	14.71	89,389	0.78		0.78		0.75		0.75		3.83		502
(0.88)	9.71	1.67	75,119	1.24		1.24		0.75		0.75		4.84		278
(0.48)	10.44	10.49	77,136	1.07		1.07		0.75		0.75		4.67		265
(0.47)	9.91	5.84	84,133	0.75		0.75		0.75		0.75		4.60		237

Semiannual Report	September 30, 2011	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Total Return Fund III
Institutional Class
04/01/2011 - 09/30/2011+	$9.64	$0.14	$(0.14)	$0.00	$(0.15)	$0.00	$0.00
03/31/2011	9.78	0.27	0.44	0.71	(0.30)	(0.55)	0.00
03/31/2010	8.76	0.39	1.10	1.49	(0.47)	0.00	0.00
03/31/2009	9.59	0.48	(0.37)	0.11	(0.50)	(0.44)	0.00
03/31/2008	9.24	0.46	0.42	0.88	(0.47)	(0.06)	0.00
03/31/2007	9.13	0.42	0.13	0.55	(0.43)	(0.01)	0.00
Class P
04/01/2011 - 09/30/2011+	9.64	0.14	(0.14)	0.00	(0.15)	0.00	0.00
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	0.00
03//31/2010	8.76	0.27	1.21	1.48	(0.46)	0.00	0.00
03/31/2009 - 03/31/2009	8.76	0.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	9.64	0.13	(0.14)	(0.01)	(0.14)	0.00	0.00
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	0.00
03/31/2010	8.76	0.36	1.11	1.47	(0.45)	0.00	0.00
03/31/2009	9.59	0.46	(0.38)	0.08	(0.47)	(0.44)	0.00
03/31/2008	9.24	0.44	0.41	0.85	(0.44)	(0.06)	0.00
03/31/2007	9.13	0.40	0.13	0.53	(0.41)	(0.01)	0.00

PIMCO Total Return Fund IV
Institutional Class
05/26/2011 - 09/30/2011+	$10.00	$0.02	$0.41	$0.43	$(0.02)	$0.00	$0.00
Class P
05/26/2011 - 09/30/2011+	10.00	0.02	0.40	0.42	(0.01)	0.00	0.00
Class A
05/26/2011 - 09/30/2011+	10.00	0.02	0.40	0.42	(0.01)	0.00	0.00

PIMCO Unconstrained Bond Fund
Institutional Class
04/01/2011 - 09/30/2011+	$11.17	$0.19	$(0.32)	$(0.13)	$(0.10)	$0.00	$0.00
03/31/2011	11.01	0.31	0.13	0.44	(0.26)	(0.02)	0.00
03/31/2010	10.17	0.39	1.07	1.46	(0.37)	(0.25)	0.00
06/30/2008 - 03/31/2009	10.00	0.22	0.11	0.33	(0.16)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	11.17	0.18	(0.31)	(0.13)	(0.10)	0.00	0.00
03/31/2011	11.01	0.30	0.13	0.43	(0.25)	(0.02)	0.00
03/31/2010	10.17	0.37	1.08	1.45	(0.36)	(0.25)	0.00
06/30/2008 - 03/31/2009	10.00	0.21	0.11	0.32	(0.15)	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	11.17	0.16	(0.31)	(0.15)	(0.08)	0.00	0.00
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	0.00
Class A
04/01/2011 - 09/30/2011+	11.17	0.16	(0.31)	(0.15)	(0.08)	0.00	0.00
03/31/2011	11.01	0.27	0.13	0.40	(0.22)	(0.02)	0.00
03/31/2010	10.17	0.34	1.07	1.41	(0.32)	(0.25)	0.00
06/30/2008 - 03/31/2009	10.00	0.19	0.11	0.30	(0.13)	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	11.17	0.12	(0.31)	(0.19)	(0.04)	0.00	0.00
03/31/2011	11.01	0.18	0.13	0.31	(0.13)	(0.02)	0.00
03/31/2010	10.17	0.26	1.07	1.33	(0.24)	(0.25)	0.00
07/31/2008 - 03/31/2009	9.89	0.13	0.23	0.36	(0.08)	0.00	0.00
Class R
04/01/2011 - 09/30/2011+	11.17	0.15	(0.31)	(0.16)	(0.07)	0.00	0.00
03/31/2011	11.01	0.24	0.13	0.37	(0.19)	(0.02)	0.00
03/31/2010	10.17	0.33	1.06	1.39	(0.30)	(0.25)	0.00
07/31/2008 - 03/31/2009	9.89	0.17	0.22	0.39	(0.11)	0.00	0.00

+	Unaudited
*	Annualized

24	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.15)	$9.49	0.01%	$3,347,294	0.50	%*	0.50	%*	0.50	%*	0.50	%*	2.96	%*	204	%**
(0.85)	9.64	7.40	3,147,867	0.50		0.50		0.50		0.50		2.73		377	**
(0.47)	9.78	17.37	2,995,293	0.53		0.53		0.50		0.50		4.19		459
(0.94)	8.76	1.37	2,184,491	0.82		0.82		0.50		0.50		5.24		305
(0.53)	9.59	9.79	2,240,289	0.75		0.75		0.50		0.50		4.95		327
(0.44)	9.24	6.17	1,998,406	0.50		0.50		0.50		0.50		4.63		225

(0.15)	9.49	(0.04)	56,862	0.60	*	0.60	*	0.60	*	0.60	*	2.86	*	204	**
(0.84)	9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377	**
(0.46)	9.78	17.24	3,849	0.60		0.60		0.60		0.60		2.78		459
0.00	8.76	0.00	10	0.60	*	0.60	*	0.60	*	0.60	*	(0.60	)*	305

(0.14)	9.49	(0.11)	94,136	0.75	*	0.75	*	0.75	*	0.75	*	2.70	*	204	**
(0.82)	9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377	**
(0.45)	9.78	17.08	72,002	0.78		0.78		0.75		0.75		3.77		459
(0.91)	8.76	1.11	36,067	1.08		1.08		0.75		0.75		5.12		305
(0.50)	9.59	9.52	24,558	1.02		1.02		0.75		0.75		4.70		327
(0.42)	9.24	5.91	14,529	0.75		0.75		0.75		0.75		4.37		225

$(0.02)	$10.41	4.27%	$652,734	0.50	%*	0.50	%*	0.50	%*	0.50	%*	0.60	%*	641	%**

(0.01)	10.41	4.24	10	0.54	*	0.60	*	0.54	*	0.60	*	0.51	*	641	**

(0.01)	10.41	4.17	491	0.84	*	0.85	*	0.84	*	0.85	*	0.57	*	641	**

$(0.10)	$10.94	(1.13)%	$10,168,683	0.90	%*	0.90	%*	0.90	%*	0.90	%*	3.37	%*	519	%**
(0.28)	11.17	4.08	9,222,128	0.98		0.98		0.90		0.90		2.79		1,240	**
(0.62)	11.01	14.62	2,711,977	0.90		0.90		0.90		0.90		3.59		1,039
(0.16)	10.17	3.40	578,445	0.91	*	0.93	*	0.90	*	0.92	*	2.91	*	417

(0.10)	10.94	(1.18)	1,378,947	1.00	*	1.00	*	1.00	*	1.00	*	3.27	*	519	**
(0.27)	11.17	3.98	1,420,955	1.08		1.08		1.00		1.00		2.70		1,240	**
(0.61)	11.01	14.52	340,363	1.00		1.00		1.00		1.00		3.37		1,039
(0.15)	10.17	3.32	129	1.01	*	1.03	*	1.00	*	1.02	*	2.84	*	417

(0.08)	10.94	(1.33)	1,294,696	1.30	*	1.30	*	1.30	*	1.30	*	2.96	*	519	**
(0.24)	11.17	3.66	1,367,527	1.38		1.38		1.30		1.30		2.41		1,240	**
(0.57)	11.01	14.17	767,372	1.30		1.30		1.30		1.30		3.15		1,039
(0.13)	10.17	3.09	134,508	1.31	*	1.33	*	1.30	*	1.32	*	2.51	*	417

(0.08)	10.94	(1.33)	2,523,015	1.30	*	1.30	*	1.30	*	1.30	*	2.96	*	519	**
(0.24)	11.17	3.66	2,666,336	1.38		1.38		1.30		1.30		2.39		1,240	**
(0.57)	11.01	14.16	1,152,457	1.30		1.30		1.30		1.30		3.14		1,039
(0.13)	10.17	3.08	198,080	1.31	*	1.33	*	1.30	*	1.32	*	2.48	*	417

(0.04)	10.94	(1.70)	1,223,935	2.05	*	2.05	*	2.05	*	2.05	*	2.20	*	519	**
(0.15)	11.17	2.89	1,257,972	2.13		2.13		2.05		2.05		1.64		1,240	**
(0.49)	11.01	13.31	485,355	2.05		2.05		2.05		2.05		2.34		1,039
(0.08)	10.17	3.66	41,397	2.06	*	2.08	*	2.05	*	2.07	*	1.91	*	417

(0.07)	10.94	(1.46)	18,338	1.55	*	1.55	*	1.55	*	1.55	*	2.70	*	519	**
(0.21)	11.17	3.41	37,398	1.63		1.63		1.55		1.55		2.16		1,240	**
(0.55)	11.01	13.88	4,531	1.55		1.55		1.55		1.55		3.04		1,039
(0.11)	10.17	3.99	9,537	1.56	*	1.58	*	1.55	*	1.57	*	2.52	*	417

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Semiannual Report	September 30, 2011	25

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value	$443,146	$2,988,249	$6,298,797	$1,338,741
Investments in Affiliates, at value	9,767	111,470	117,189	164,071
Repurchase agreements, at value	137	3,481	14,320	3,840
Cash	137	17,355	2,288	3,356
Deposits with counterparty	0	115	95	0
Foreign currency, at value	18	0	236	0
Receivable for investments sold	5,054	5,801,800	68,895	2,565
Receivable for investments in Affiliates sold	0	0	88,209	0
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for cross-currency swap exchanges	0	0	0	0
Receivable for Fund shares sold	33	14,126	167,410	8,146
Interest and dividends receivable	823	4,782	66,062	8,060
Dividends receivable from Affiliates	2	41	11	17
Variation margin receivable on financial derivative instruments	0	0	0	0
OTC swap premiums paid	0	0	152	204
Unrealized appreciation on foreign currency contracts	544	0	13,756	0
Unrealized appreciation on OTC swap agreements	0	172	1,585	1,615
	459,661	8,941,591	6,839,005	1,530,615

Liabilities:
Payable for reverse repurchase agreements	$10,510	$2,462	$229,779	$53,880
Payable for investments purchased	5,125	6,366,429	61,995	2,775
Payable for investments in Affiliates purchased	2	41	11	17
Payable for investments purchased on a delayed-delivery basis	52,619	0	639,687	198,850
Payable for short sales	0	935,252	35,731	0
Deposits from counterparty	2,290	2,000	38,455	6,459
Payable for cross-currency swap exchanges	0	0	0	0
Payable for Fund shares redeemed	2	2,679	46,069	24,356
Dividends payable	1	333	420	210
Overdraft due to custodian	0	0	0	0
Written options outstanding	182	0	8,435	2,425
Accrued investment advisory fees	77	359	1,230	262
Accrued supervisory and administrative fees	77	570	1,231	321
Accrued distribution fees	0	155	0	89
Accrued servicing fees	0	184	0	65
Variation margin payable on financial derivative instruments	27	2	421	126
OTC swap premiums received	0	0	2,396	84
Unrealized depreciation on foreign currency contracts	1,703	0	25,038	0
Unrealized depreciation on OTC swap agreements	0	0	3,335	0
	72,615	7,310,466	1,094,233	289,919

Net Assets	$387,046	$1,631,125	$5,744,772	$1,240,696

Net Assets Consist of:
Paid in capital	$276,586	$1,551,433	$4,989,772	$977,268
Undistributed (overdistributed) net investment income	1,256	3,274	(4,303)	453
Accumulated undistributed net realized gain (loss)	9,197	49,762	167,152	127,387
Net unrealized appreciation (depreciation)	100,007	26,656	592,151	135,588
	$387,046	$1,631,125	$5,744,772	$1,240,696

Cost of Investments	$342,711	$2,953,187	$5,704,148	$1,207,821
Cost of Investments in Affiliates	$9,770	$111,480	$117,199	$164,094
Cost of Repurchase Agreements	$137	$3,481	$14,320	$3,840
Cost of Foreign Currency Held	$15	$0	$253	$0
Proceeds Received on Short Sales	$0	$926,706	$35,866	$0
Premiums Received on Written Options	$459	$0	$11,440	$3,347

26	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO Mortgage- Backed Securities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$863,395	$4,028,316	$3,481,183	$658,271	$23,253,972
19,568	615,071	397,923	287,995	134
0	1,008	1,816	11,150	39,025
6,120	12,742	207	0	277
78	645	0	0	3
0	0	694	0	2,148
771,400	245,103	732,440	212,692	8,020,280
0	0	0	0	0
0	76,891	0	0	0
0	0	0	0	26,751
633	3,032	1,521	596	47,492
1,685	20,459	20,984	2,046	166,931
15	131	73	22	4
0	36	0	55	6,476
900	5,031	19,675	47	176,260
0	0	25,587	549	255,768
1,188	1,761	25,819	1	312,749
1,664,982	5,010,226	4,707,922	1,173,424	32,308,270

$0	$145,555	$21,750	$0	$534,800
923,264	973,930	632,054	515,365	9,594,189
15	131	73	22	4
0	300,226	168,441	0	238,092
222,662	18,650	269,214	0	3,931,936
2,870	3,085	31,910	180	269,813
0	0	0	0	26,718
698	1,640	3,302	2,179	92,096
168	1,023	653	0	2,531
0	0	0	763	0
0	9,394	9,384	0	109,146
112	795	773	61	8,924
165	795	778	61	5,554
49	18	27	0	815
25	0	0	0	839
2	1,545	1,554	0	2,246
0	3,751	5,951	1,429	150,717
0	0	33,393	3	189,226
0	38,686	30,373	126	543,010
1,150,030	1,499,224	1,209,630	520,189	15,700,656

$514,952	$3,511,002	$3,498,292	$653,235	$16,607,614

$500,300	$3,417,419	$3,462,753	$653,968	$16,723,134
1,004	(1,022)	(9,889)	11	113,161
14,992	(28,026)	(23,595)	773	(129,456)
(1,344)	122,631	69,023	(1,517)	(99,225)
$514,952	$3,511,002	$3,498,292	$653,235	$16,607,614

$863,971	$3,892,041	$3,424,671	$659,916	$23,145,337
$19,570	$615,394	$398,098	$288,022	$134
$0	$1,008	$1,816	$11,150	$39,025
$0	$0	$698	$0	$2,189
$220,736	$18,761	$268,803	$0	$3,921,855
$0	$17,720	$17,191	$0	$69,813

Semiannual Report	September 30, 2011	27

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$385,029	$506,631	$5,730,704	$765,245
Class P	2,017	75,543	14,068	52,960
Administrative Class	NA	NA	NA	91,902
Class D	NA	232,472	NA	NA
Class A	NA	579,577	NA	262,286
Class B	NA	12,941	NA	5,994
Class C	NA	223,961	NA	62,309
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	32,935	42,187	472,817	58,974
Class P	173	6,291	1,161	4,081
Administrative Class	NA	NA	NA	7,082
Class D	NA	19,358	NA	NA
Class A	NA	48,262	NA	20,213
Class B	NA	1,078	NA	462
Class C	NA	18,649	NA	4,802
Class R	NA	NA	NA	NA

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$11.69	$12.01	$12.12	$12.98
Class P	11.69	12.01	12.12	12.98
Administrative Class	NA	NA	NA	12.98
Class D	NA	12.01	NA	NA
Class A	NA	12.01	NA	12.98
Class B	NA	12.01	NA	12.98
Class C	NA	12.01	NA	12.98
Class R	NA	NA	NA	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

28	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO Mortgage- Backed Securities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

$187,465	$3,410,743	$3,347,294	$652,734	$10,168,683
43,171	6,448	56,862	10	1,378,947
70,164	93,811	94,136	NA	NA
101,642	NA	NA	NA	1,294,696
84,134	NA	NA	491	2,523,015
2,195	NA	NA	NA	NA
26,181	NA	NA	NA	1,223,935
NA	NA	NA	NA	18,338

17,155	325,107	352,892	62,722	929,264
3,950	615	5,995	1	126,015
6,421	8,942	9,924	NA	NA
9,301	NA	NA	NA	118,316
7,699	NA	NA	47	230,565
201	NA	NA	NA	NA
2,396	NA	NA	NA	111,850
NA	NA	NA	NA	1,676

$10.93	$10.49	$9.49	$10.41	$10.94
10.93	10.49	9.49	10.41	10.94
10.93	10.49	9.49	NA	NA
10.93	NA	NA	NA	10.94
10.93	NA	NA	10.41	10.94
10.93	NA	NA	NA	NA
10.93	NA	NA	NA	10.94
NA	NA	NA	NA	10.94

Semiannual Report	September 30, 2011	29

Statements of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest	$7,960	$18,762	$144,585	$26,540
Dividends	0	0	421	0
Dividends from Affiliate investments	12	334	85	43
Miscellaneous income	0	0	0	0
Total Income	7,972	19,096	145,091	26,583

Expenses:
Investment advisory fees	463	1,794	7,179	1,529
Supervisory and administrative fees	464	2,792	7,185	1,860
Distribution and/or servicing fees - Administrative Class	0	0	0	101
Distribution fees - Class B	0	55	0	24
Distribution fees - Class C	0	841	0	191
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	0	671	0	257
Servicing fees - Class B	0	18	0	8
Servicing fees - Class C	0	280	0	64
Servicing fees - Class R	0	0	0	0
Trustees’ fees	1	2	8	2
Interest expense	2	12	65	12
Miscellaneous expense	0	1	3	0
Total Expenses	930	6,466	14,440	4,048

Net Investment Income	7,042	12,630	130,651	22,535

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	53,007	51,597	179,501	171,247
Net realized gain (loss) on Affiliate investments	0	(60)	5	(8)
Net realized gain (loss) on futures contracts, written options and swaps	(618)	538	21,384	5,299
Net realized gain (loss) on foreign currency transactions	1,004	0	12,084	0
Net change in unrealized appreciation (depreciation) on investments	106,903	17,335	476,704	141,336
Net change in unrealized (depreciation) on Affiliate investments	(3)	(10)	(12)	(23)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	699	(269)	3,114	3,778
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,505)	0	(14,589)	0
Net Gain (Loss)	159,487	69,131	678,191	321,629

Net Increase (Decrease) in Net Assets Resulting from Operations	$166,529	$81,761	$808,842	$344,164

(1)	Period from May 26, 2011 to September 30, 2011.

30	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Mortgage- Backed Securities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV (1)	PIMCO Unconstrained Bond Fund

$7,971	$45,053	$55,835	$258	$371,121
0	3,069	3,043	0	1,425
66	1,371	923	24	626
0	0	1	0	17
8,037	49,493	59,802	282	373,189

634	4,318	4,360	63	52,815
931	4,322	4,389	64	32,997
91	115	126	0	0
10	0	0	0	0
106	0	0	0	4,854
0	0	0	0	41
110	0	0	0	3,398
3	0	0	0	0
35	0	0	0	1,618
0	0	0	0	41
1	5	5	0	25
16	8	13	0	133
0	2	2	0	9
1,937	8,770	8,895	127	95,931

6,100	40,723	50,907	155	277,258

16,055	46,420	63,044	543	285,433
(24)	(10)	(9)	(2)	636
2,310	(38,444)	(45,783)	272	(397,106)
0	0	(7,559)	(40)	128,298
(2,157)	36,648	(69,429)	(1,645)	(275,648)
(2)	(433)	(237)	(27)	(166)
(1,594)	(8,328)	15,400	(386)	(299,581)
0	0	(11,098)	541	66,382
14,588	35,853	(55,671)	(744)	(491,752)

$20,688	$76,576	$(4,764)	$(589)	$(214,494)

Semiannual Report	September 30, 2011	31

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Long Duration Total Return Fund		PIMCO Long-Term U.S. Government Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,042	$14,696	$12,630	$26,942	$130,651	$202,733	$22,535	$37,466
Net realized gain (loss)	53,393	4,427	52,135	53,684	212,969	154,309	176,546	56,607
Net realized gain (loss) on Affiliate investments	0	0	(60)	139	5	40	(8)	7
Net change in unrealized appreciation (depreciation)	106,097	11,908	17,066	(6,211)	465,229	(29,580)	145,114	28,547
Net change in unrealized appreciation (depreciation) on Affiliate investments	(3)	0	(10)	0	(12)	2	(23)	0
Net increase (decrease) resulting from operations	166,529	31,031	81,761	74,554	808,842	327,504	344,164	122,627

Distributions to Shareholders:
From net investment income
Institutional Class	(6,871)	(14,355)	(4,509)	(10,394)	(129,131)	(224,940)	(16,752)	(25,898)
Class P	(21)	(42)	(670)	(1,205)	(260)	(246)	(656)	(843)
Administrative Class	0	0	0	0	0	0	(1,291)	(4,461)
Class D	0	0	(1,770)	(3,243)	0	0	0	0
Class A	0	0	(4,885)	(9,667)	0	0	(3,168)	(7,659)
Class B	0	0	(76)	(284)	0	0	(75)	(365)
Class C	0	0	(1,188)	(2,957)	0	0	(595)	(1,501)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	(12,720)	0	(23,539)	0	(146,085)	0	(43,417)
Class P	0	(42)	0	(3,087)	0	(222)	0	(1,604)
Administrative Class	0	0	0	0	0	0	0	(10,451)
Class D	0	0	0	(9,441)	0	0	0	0
Class A	0	0	0	(27,873)	0	0	0	(17,791)
Class B	0	0	0	(1,137)	0	0	0	(854)
Class C	0	0	0	(14,456)	0	0	0	(4,501)
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
Class P	0	0	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	0	0	0	0
Class A	0	0	0	0	0	0	0	0
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	0
Class R	0	0	0	0	0	0	0	0

Total Distributions	(6,892)	(27,159)	(13,098)	(107,283)	(129,391)	(371,493)	(22,537)	(119,345)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(155,170)	53,573	244,401	5,238	(72,479)	1,202,877	96,491	(697,555)

Total Increase (Decrease) in Net Assets	4,467	57,445	313,064	(27,491)	606,972	1,158,888	418,118	(694,273)

Net Assets:
Beginning of period	382,579	325,134	1,318,061	1,345,552	5,137,800	3,978,912	822,578	1,516,851
End of period*	$387,046	$382,579	$1,631,125	$1,318,061	$5,744,772	$5,137,800	$1,240,696	$822,578

*Including undistributed (overdistributed) net investment income of:	$1,256	$1,106	$3,274	$3,742	$(4,303)	$(5,563)	$453	$455

**	See note 11 in the Notes to Financial Statements.

32	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund III		PIMCO Total Return Fund IV	PIMCO Unconstrained Bond Fund

Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from May 26, 2011 to September 30, 2011 (Unaudited)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

$6,100	$16,006	$40,723	$72,281	$50,907	$89,828	$155	$277,258	$299,582
18,365	17,684	7,976	121,209	9,702	102,668	775	16,625	(193,829)
(24)	65	(10)	405	(9)	298	(2)	636	105
(3,751)	1,076	28,320	10,278	(65,127)	37,288	(1,490)	(508,847)	251,167
(2)	0	(433)	196	(237)	110	(27)	(166)	181
20,688	34,831	76,576	204,369	(4,764)	230,192	(589)	(214,494)	357,206

(2,746)	(7,180)	(39,701)	(74,474)	(52,126)	(94,814)	(144)	(99,709)	(156,644)
(405)	(903)	(76)	(71)	(861)	(869)	0	(13,026)	(17,859)
(957)	(2,121)	(973)	(1,965)	(1,449)	(2,559)	0	0	0
(1,202)	(3,125)	0	0	0	0	0	(10,376)	(20,157)
(1,096)	(3,148)	0	0	0	0	0	(20,033)	(37,540)
(22)	(122)	0	0	0	0	0	0	0
(247)	(803)	0	0	0	0	0	(4,676)	(10,108)
0	0	0	0	0	0	0	(206)	(294)

0	(8,147)	0	(191,176)	0	(175,962)	0	0	(18,434)
0	(1,181)	0	(200)	0	(1,601)	0	0	(2,025)
0	(2,680)	0	(5,966)	0	(5,608)	0	0	0
0	(4,113)	0	0	0	0	0	0	(2,509)
0	(4,265)	0	0	0	0	0	0	(4,903)
0	(176)	0	0	0	0	0	0	0
0	(1,411)	0	0	0	0	0	0	(2,198)
0	0	0	0	0	0	0	0	(35)

0	0	0	(3,302)	0	0	0	0	0
0	0	0	(3)	0	0	0	0	0
0	0	0	(98)	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0

(6,675)	(39,375)	(40,750)	(277,255)	(54,436)	(281,413)	(144)	(148,026)	(272,706)

(18,742)	(126,787)	188,208	145,801	253,375	284,194	653,968	997,818	10,425,761

(4,729)	(131,331)	224,034	72,915	194,175	232,973	653,235	635,298	10,510,261

519,681	651,012	3,286,968	3,214,053	3,304,117	3,071,144	0	15,972,316	5,462,055
$514,952	$519,681	$3,511,002	$3,286,968	$3,498,292	$3,304,117	$653,235	$16,607,614	$15,972,316

$1,004	$1,579	$(1,022)	$(995)	$(9,889)	$(6,360)	$11	$113,161	$(16,071)

Semiannual Report	September 30, 2011	33

Statement of Cash Flows

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO Extended Duration Fund

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$166,529

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(695,093)
Proceeds from sales of long-term securities	846,615
Purchases of short-term portfolio investments, net	(1)
Decrease in receivable for investments sold	1,159
Increase in interest and dividends receivable	(603)
Decrease in swap premiums paid	182
Decrease in payable for investments purchased	(4,223)
Decrease in accrued investment advisory fees	(1)
Decrease in accrued supervisory and administrative fees	(1)
Proceeds from financial derivative instruments transactions	583
Proceeds from currency transactions	995
Unrealized appreciation on investments, futures contracts, written options, and swaps	(106,094)
Net realized gain on investments	(53,342)
Net amortization on investments	(6,897)
Net cash provided by operating activities	149,808

Cash flows (used for) financing activities:
Proceeds from shares sold	70,117
Payment on shares redeemed	(232,419)
Cash dividend paid*	(15)
Net borrowing of reverse repurchase agreements	10,510
Increase in payable to counterparty	2,020
Net cash (used for) financing activities	(149,787)

Net Increase in Cash and Foreign Currency	21

Cash and Foreign Currency:
Beginning of period	134
End of period	$155

* Reinvestment of dividends	$6,876

Supplemental disclosure of cash flow information:
Interest expense paid during the period	$2

34	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Extended Duration Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.0%

BANKING & FINANCE 1.5%
American International Group, Inc.
8.250% due 08/15/2018	$2,300	$2,559
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
5.250% due 05/24/2041	1,900	2,096
Goldman Sachs Group, Inc.
0.449% due 02/06/2012	20	20
Royal Bank of Scotland Group PLC
1.153% due 04/23/2012	1,000	1,005

		5,680

INDUSTRIALS 0.2%
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018	700	775
Georgia-Pacific LLC
7.750% due 11/15/2029	30	35
News America, Inc.
6.150% due 02/15/2041	100	106

		916

UTILITIES 0.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	900	1,045

Total Corporate Bonds & Notes (Cost $6,922)		7,641

MUNICIPAL BONDS & NOTES 0.5%

CONNECTICUT 0.2%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	700	842

NEVADA 0.1%
Clark County, Nevada School District General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 06/15/2020	300	326

NORTH CAROLINA 0.1%
North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	400	457

OHIO 0.1%
Hamilton County, Ohio Revenue Bonds, (AMBAC Insured), Series 2000
0.000% due 12/01/2028	300	124
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	70

		194

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	50	4

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	73

Total Municipal Bonds & Notes (Cost $1,697)		1,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 7.8%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030	$5,650	$2,932
4.000% due 02/25/2019	100	107
5.000% due 08/25/2033	45	52
5.500% due 04/25/2033 - 06/25/2037	417	494
6.000% due 12/25/2034	151	187
6.625% due 11/15/2030	400	598
Federal Farm Credit Bank
5.750% due 12/07/2028	80	105
Financing Corp.
0.000% due 09/26/2019	200	172
Freddie Mac
0.000% due 01/15/2031 - 07/15/2031	5,600	2,862
0.629% due 01/15/2033	1	1
5.000% due 07/15/2033	51	51
5.500% due 02/15/2024	45	53
6.000% due 06/15/2035	243	318
8.250% due 06/01/2016	30	37
Ginnie Mae
5.500% due 10/20/2037	124	145
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	5,900	4,412
5.500% due 09/18/2023	300	382
NCUA Guaranteed Notes
0.594% due 11/06/2017	1,397	1,398
Residual Funding Corp. Principal Strip
0.000% due 01/15/2030	600	345
Resolution Funding Corp. Interest Strip
0.000% due 10/15/2026 - 04/15/2029	5,191	3,135
Small Business Administration
5.290% due 12/01/2027	396	439
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,589
4.875% due 01/15/2048	100	125
5.500% due 06/15/2038	2,200	2,910
7.125% due 05/01/2030	4,900	7,465

Total U.S. Government Agencies (Cost $24,832)		30,314

U.S. TREASURY OBLIGATIONS 99.3%
U.S. Treasury Bonds
4.250% due 11/15/2040 (f)	14,200	18,014
4.375% due 05/15/2040	2,100	2,712
4.375% due 05/15/2041	1,000	1,296
5.250% due 02/15/2029	4,500	6,164
U.S. Treasury Inflation Protected Securities (b)
2.125% due 02/15/2040	523	667
2.375% due 01/15/2025	540	668
2.375% due 01/15/2027	566	708
2.500% due 01/15/2029	2,898	3,725
3.375% due 04/15/2032	127	188
U.S. Treasury Strips
0.000% due 11/15/2027	3,300	2,122
0.000% due 08/15/2028	1,400	877
0.000% due 11/15/2029	26,700	15,662
0.000% due 05/15/2030	5,300	3,088
0.000% due 05/15/2031	19,700	10,968
0.000% due 11/15/2033	35,000	17,841
0.000% due 11/15/2034	13,200	6,478
0.000% due 02/15/2036	24,000	11,282

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2036		$65,000	$30,320
0.000% due 08/15/2037		11,300	5,049
0.000% due 02/15/2038		48,700	21,895
0.000% due 05/15/2039		20,400	8,807
0.000% due 08/15/2039		35	15
0.000% due 11/15/2039 (g)		254,400	108,136
0.000% due 02/15/2040 (g)		49	21
0.000% due 05/15/2040		7,700	3,224
0.000% due 11/15/2040		102,400	42,174
0.000% due 02/15/2041		151,910	62,107

Total U.S. Treasury Obligations (Cost $289,709)			384,208

MORTGAGE-BACKED SECURITIES 1.9%
Bear Stearns Adjustable Rate Mortgage Trust
2.710% due 03/25/2035		20	19
Citigroup Mortgage Loan Trust, Inc.
2.660% due 10/25/2035		537	424
Countrywide Alternative Loan Trust
0.440% due 07/20/2046		1,746	671
Countrywide Home Loan Mortgage Pass-Through Trust
5.631% due 09/25/2047		909	615
Credit Suisse First Boston Mortgage Securities Corp.
2.440% due 07/25/2033		3	2
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,300	1,354
Harborview Mortgage Loan Trust
0.421% due 07/21/2036		732	425
Indymac Index Mortgage Loan Trust
0.425% due 09/25/2046		1,458	814
JPMorgan Chase Commercial Mortgage Securities Corp.
5.932% due 02/12/2049		20	21
JPMorgan Mortgage Trust
2.860% due 07/25/2035		432	408
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037		45	44
WaMu Mortgage Pass-Through Certificates
0.972% due 01/25/2047		6	3
1.062% due 12/25/2046		2,273	1,327
2.838% due 10/25/2046		17	12
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043		1,100	1,136

Total Mortgage-Backed Securities (Cost $7,766)			7,275

ASSET-BACKED SECURITIES 0.0%
Bear Stearns Asset-Backed Securities Trust
3.239% due 07/25/2036		13	8

Total Asset-Backed Securities (Cost $12)			8

SOVEREIGN ISSUES 2.5%
Canada Government Bond
2.750% due 06/01/2022	CAD	3,000	2,991
4.000% due 06/01/2041		700	833
5.000% due 06/01/2037		2,100	2,804
Province of Ontario Canada
4.600% due 06/02/2039		400	436
4.700% due 06/02/2037		800	877
Province of Quebec Canada
5.750% due 12/01/2036		1,600	1,973

Total Sovereign Issues (Cost $9,937)			9,914

See Accompanying Notes	Semiannual Report	September 30, 2011	35

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$137	$137

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $140. Repurchase proceeds are $137.)

U.S. TREASURY BILLS 0.5%
0.021% due 02/02/2012 - 03/29/2012 (a)(d)(e)	1,750	1,750

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 2.5%
	975,433	9,767

Total Short-Term Instruments (Cost $11,656)		11,654

MARKET VALUE (000S)
PURCHASED OPTIONS (h) 0.0%
(Cost $87)	140

Total Investments 117.0% (Cost $352,618)	$453,050

Written Options (i) (0.0%) (Premiums $459)	(182)

Other Assets and Liabilities (Net) (17.0%)	(65,822)

Net Assets 100.0%	$387,046

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $940 have been pledged as collateral as of September 30, 2011 for swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $420 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $7,377 at a weighted average interest rate of 0.093%. On September 30, 2011, securities valued at $11,798 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $579 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	204	$128
90-Day Eurodollar June Futures	Long	06/2013	209	133
90-Day Eurodollar March Futures	Long	03/2013	178	200

				$461

(h)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	8,000	$27	$55
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012		5,000	12	2
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		12,000	48	83

								$87	$140

(i)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	23	$12	$(7)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	23	6	(12)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	70	20	(10)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	70	23	(48)

				$61	$(77)

36	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	48,300	$193	$(79)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		16,000	28	(3)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		5,000	29	(6)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		24,000	48	(5)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		2,700	14	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		3,800	28	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		2,000	28	0

								$368	$(93)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$	3,400	$30	$(12)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount		Premium
Balance at 03/31/2011	176	$	19,000	$213
Sales	358		145,300	670
Closing Buys	(260)		(57,000)	(373)
Expirations	0		0	0
Exercised	(88)		(2,100)	(51)

Balance at 09/30/2011	186	$	105,200	$459

(j)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	3,860	11/2011	DUB	$206	$0	$206
Sell		5,791	11/2011	RBC	330	0	330
Buy	CNY	321	11/2011	BRC	0	0	0
Buy		1,933	11/2011	CBK	5	0	5
Buy		1,194	11/2011	JPM	1	0	1
Buy		1,062	02/2012	DUB	2	0	2
Buy		17,397	02/2013	DUB	0	(43)	(43)
Buy	INR	55,604	11/2011	UAG	0	(113)	(113)
Buy	KRW	4,187,560	11/2011	JPM	0	(422)	(422)
Buy	MXN	40,013	11/2011	MSC	0	(538)	(538)
Buy		23,640	11/2011	UAG	0	(303)	(303)
Buy	MYR	1,599	04/2012	JPM	0	(34)	(34)
Buy	PHP	48,566	03/2012	CBK	0	(13)	(13)
Buy	SGD	700	12/2011	RYL	0	(43)	(43)
Buy		2,965	12/2011	UAG	0	(194)	(194)

					$544	$(1,703)	$(1,159)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$5,680	$0	$5,680
Industrials	0	916	0	916
Utilities	0	1,045	0	1,045
Municipal Bonds & Notes
Connecticut	0	842	0	842

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Nevada	$0	$326	$0	$326
North Carolina	0	457	0	457
Ohio	0	194	0	194
Puerto Rico	0	4	0	4
West Virginia	0	73	0	73
U.S. Government Agencies	0	28,916	1,398	30,314
U.S. Treasury Obligations	0	384,208	0	384,208

See Accompanying Notes	Semiannual Report	September 30, 2011	37

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Mortgage-Backed Securities	$0	$7,275	$0	$7,275
Asset-Backed Securities	0	8	0	8
Sovereign Issues	0	9,914	0	9,914
Short-Term Instruments
Repurchase Agreements	0	137	0	137
U.S. Treasury Bills	0	1,750	0	1,750
PIMCO Short-Term Floating NAV Portfolio	9,767	0	0	9,767
Purchased Options
Interest Rate Contracts	0	140	0	140
	$9,767	$441,885	$1,398	$453,050

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$544	$0	$544
Interest Rate Contracts	461	0	0	461
	$461	$544	$0	$1,005

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	0	(1,703)	0	(1,703)
Interest Rate Contracts	0	(170)	(12)	(182)
	$0	$(1,873)	$(12)	$(1,885)

Totals	$10,228	$440,556	$1,386	$452,170

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
U.S. Government Agencies	$1,677	$0	$(279)	$0	$0	$0	$0	$0	$1,398	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(19)	$0	$0	$0	$0	$7	$0	$0	$(12)	$7

Totals	$1,658	$0	$(279)	$0	$0	$7	$0	$0	$1,386	$7

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$140	$140
Unrealized appreciation on foreign currency contracts	0	0	0	544	0	544

	$0	$0	$0	$544	$140	$684

Liabilities:
Written options outstanding	$0	$0	$0	$0	$182	$182
Variation margin payable on financial derivative instruments (2)	0	0	0	0	27	27
Unrealized depreciation on foreign currency contracts	0	0	0	1,703	0	1,703

	$0	$0	$0	$1,703	$209	$1,912

38	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$127	$0	$0	$(745)	$(618)
Net realized gain on foreign currency transactions	0	0	0	919	0	919

	$0	$127	$0	$919	$(745)	$301

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$29	$29
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(71)	0	0	770	699
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,495)	0	(1,495)

	$0	$(71)	$0	$(1,495)	$799	$(767)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $461 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$(20)	$0	$(20)
DUB	86	0	86
GLM	48	0	48
JPM	(455)	320	(135)
MSC	(538)	(50)	(588)
RBC	330	0	330
RYL	35	0	35
UAG	(610)	620	10

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	39

Schedule of Investments PIMCO GNMA Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 175.2%
Fannie Mae
1.500% due 04/27/2026 (e)	$2,500	$2,501
3.500% due 10/01/2026 - 10/01/2041	216,487	223,027
4.000% due 08/01/2020 - 10/01/2041	574,665	603,707
4.110% due 03/01/2018	9	9
4.500% due 10/01/2026 - 11/01/2041	80,304	85,230
5.000% due 07/01/2017 - 10/01/2041	42,298	45,602
5.500% due 08/01/2027 - 10/01/2041	6,645	7,218
5.764% due 03/25/2039	8,888	9,531
6.000% due 09/01/2021 - 10/01/2041	15,325	16,899
Freddie Mac
0.379% due 08/15/2018	645	645
2.575% due 06/01/2030	1	1
2.700% due 05/01/2031	10	10
2.947% due 05/01/2019	5	6
4.000% due 10/01/2041	1,000	1,048
5.000% due 10/01/2029	431	467
5.500% due 06/01/2035 - 03/01/2041	1,254	1,362
7.500% due 08/15/2029 (a)	17	4
Ginnie Mae
0.242% due 01/16/2044 (a)	135,047	944
0.429% due 01/16/2031 - 02/16/2032	1,508	1,507
0.479% due 08/16/2032	726	727
0.512% due 10/16/2042 (a)	33,474	244
0.529% due 12/16/2026 - 08/16/2031	410	411
0.679% due 11/16/2029	2,142	2,147
0.729% due 07/16/2028	76	76
0.737% due 09/20/2061	19,500	19,481
0.750% due 05/16/2027	44	44
0.779% due 04/16/2032	153	154
0.879% due 05/16/2029	34	34
0.901% due 02/20/2060	24,302	24,355
1.041% due 01/20/2060	71,098	71,731
1.090% due 03/20/2058	84,974	84,914
1.130% due 07/20/2039	9,782	9,858
1.132% due 10/16/2044 (a)	74,635	5,364
1.165% due 01/16/2052 (a)	48,553	2,754
1.233% due 05/20/2061	7,906	7,986
1.274% due 08/20/2058	47,349	47,837
1.320% due 05/20/2061	3,743	3,782
1.322% due 01/16/2030 - 02/16/2030	7,432	7,513
1.401% due 11/16/2051 (a)	47,641	2,822
1.445% due 11/16/2044 (a)	37,407	3,412
1.750% due 01/20/2031 - 02/20/2035	991	1,022
1.932% due 04/20/2061	8,264	8,643
1.948% due 08/16/2040 (a)	47,690	4,294
2.250% due 02/20/2030	632	654
3.000% due 06/20/2038	423	441
3.500% due 11/15/2040 - 11/01/2041	76,985	80,186
4.000% due 05/20/2016 - 11/01/2041	125,686	134,609
4.050% due 04/15/2040 - 12/15/2040	6,109	6,560

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 02/20/2018 - 11/01/2041	$474,611	$515,052
4.875% due 08/15/2039 - 10/15/2040	3,455	3,789
5.000% due 10/01/2041 - 11/01/2041	389,000	426,973
5.500% due 04/15/2025 - 10/01/2041	204,054	224,291
6.000% due 06/15/2028 - 10/01/2041	96,273	107,336
6.500% due 11/15/2023 - 10/01/2041	36,630	41,678
7.500% due 12/15/2023 - 06/15/2032	2,353	2,693
Small Business Administration
5.600% due 09/01/2028	3,942	4,443

Total U.S. Government Agencies (Cost $2,821,359)		2,858,028

MORTGAGE-BACKED SECURITIES 3.6%
Bear Stearns Adjustable Rate Mortgage Trust
2.150% due 08/25/2035	6,209	5,786
Bear Stearns Commercial Mortgage Securities
0.532% due 09/11/2042 (a)	19,200	151
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	4,951	2,970
Citigroup/Deutsche Bank Commercial Mortgage Trust
0.630% due 10/15/2048 (a)	128,229	1,274
5.886% due 11/15/2044	843	909
Credit Suisse First Boston Mortgage Securities Corp.
0.401% due 08/15/2038 (a)	5,507	14
0.804% due 03/25/2032	32	26
Credit Suisse Mortgage Capital Certificates
0.755% due 09/15/2039 (a)	77,882	908
JPMorgan Alternative Loan Trust
0.736% due 06/27/2037	10,222	8,061
JPMorgan Chase Commercial Mortgage Securities Corp.
0.604% due 07/15/2019	5,238	5,038
4.388% due 02/16/2046	4,000	4,111
LB Commercial Conduit Mortgage Trust
6.140% due 07/15/2044	3,000	3,267
LB-UBS Commercial Mortgage Trust
0.343% due 11/15/2040 (a)	48,850	111
MLCC Mortgage Investors, Inc.
2.420% due 10/25/2035	996	830
Morgan Stanley Capital
0.688% due 11/12/2041 (a)	34,006	204
Mortgage Equity Conversion Asset Trust
0.590% due 01/25/2042	3,776	3,495
0.600% due 10/25/2041	3,198	3,030
0.640% due 02/25/2042	596	560
0.670% due 05/25/2042	18,648	17,669
Structured Asset Mortgage Investments, Inc.
0.890% due 09/19/2032	104	86

Total Mortgage-Backed Securities (Cost $59,923)		58,500

ASSET-BACKED SECURITIES 4.0%
Amortizing Residential Collateral Trust
0.815% due 07/25/2032	19	16
Centex Home Equity
0.535% due 01/25/2032	28	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group Home Equity Loan Trust
0.505% due 06/25/2033	$24	$20
Citibank Omni Master Trust
2.329% due 05/16/2016	25,000	25,217
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,295	1,009
Home Equity Asset Trust
0.835% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.203% due 04/25/2038	4,265	4,253
Saxon Asset Securities Trust
0.755% due 08/25/2032	1	1
SLM Student Loan Trust
1.553% due 01/25/2018	4,780	4,881
1.753% due 04/25/2023	11,175	11,493
South Carolina Student Loan Corp.
0.876% due 03/01/2018	5,353	5,285
1.076% due 03/02/2020	8,400	8,353
1.326% due 09/03/2024	4,300	4,265
Structured Asset Securities Corp.
0.815% due 01/25/2033	62	54

Total Asset-Backed Securities (Cost $65,032)		64,872

SHORT-TERM INSTRUMENTS 7.4%

REPURCHASE AGREEMENTS 0.2%
Banc of America Securities LLC
0.090% due 10/03/2011	3,000	3,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $3,064. Repurchase proceeds are $3,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	481	481
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 4.250% due 08/15/2015 valued at $491. Repurchase proceeds are $481.)

		3,481

U.S. TREASURY BILLS 0.4%
0.011% due 11/10/2011 - 03/29/2012 (b)(d)	6,850	6,849

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 6.8%
	11,132,506	111,470

Total Short-Term Instruments (Cost $121,810)		121,800

PURCHASED OPTIONS (h) 0.0%
(Cost $24)		0

Total Investments 190.2% (Cost $3,068,148)		$3,103,200

Other Assets and Liabilities (Net) (90.2%)		(1,472,075)

Net Assets 100.0%		$1,631,125

40	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $6,320 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(e)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $5,473 at a weighted average interest rate of 0.112%. On September 30, 2011, securities valued at $2,476 were pledged as collateral for reverse repurchase agreements.
(f)	Cash of $115 has been pledged as collateral for the following open futures contract on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note December Futures	Short	12/2011	15	$(22)

(g)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GST	(2.500%	)	10/11/2021	$	500	$172	$0	$172

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)	Purchased options outstanding on September 30, 2011:

Options on Securities
Description	Counterparty	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC Fannie Mae 4.500% due 11/01/2041	FBF	$88.000	11/07/2011	104,000	$12	$0
Put - OTC Ginnie Mae 4.500% due 11/01/2041	FBF	89.000	11/14/2011	101,000	12	0

					$24	$0

(i)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	10/01/2041	$268,000	$272,057	$(275,579)
Fannie Mae	4.000%	10/01/2041	542,000	563,317	(568,592)
Fannie Mae	4.000%	11/01/2041	34,000	35,388	(35,562)
Fannie Mae	5.000%	10/01/2026	6,000	6,464	(6,449)
Fannie Mae	5.500%	10/01/2041	3,500	3,813	(3,792)
Ginnie Mae	5.500%	11/01/2041	40,900	45,667	(45,278)

				$926,706	$(935,252)

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
U.S. Government Agencies	$764	$2,588,534	$268,730	$2,858,028
Mortgage-Backed Securities	0	33,746	24,754	58,500
Asset-Backed Securities	0	64,872	0	64,872

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$3,481	$0	$3,481
U.S. Treasury Bills	0	6,849	0	6,849
PIMCO Short-Term Floating NAV Portfolio	111,470	0	0	111,470
	$112,234	$2,697,482	$293,484	$3,103,200

See Accompanying Notes	Semiannual Report	September 30, 2011	41

Schedule of Investments PIMCO GNMA Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short Sales, at value	$0	$(935,252)	$0	$(935,252)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$172	$0	$172

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(22)	$0	$0	$(22)
Totals	$112,212	$1,762,402	$293,484	$2,168,098

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
U.S. Government Agencies	$228,772	$42,575	$(3,588)	$78	$158	$735	$0	$0	$268,730	$910
Mortgage-Backed Securities	25,608	0	(708)	26	46	(218)	0	0	24,754	(207)

	$254,380	$42,575	$(4,296)	$104	$204	$517	$0	$0	$293,484	$703

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$172	$0	$0	$0	$172

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$2	$2

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$999	$0	$0	$(461)	$538

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(24)	$(24)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	(247)	0	0	(22)	(269)

	$0	$(247)	$0	$0	$(46)	$(293)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(22) as reported in the Notes to Schedule of Investments.

42	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
GST	$172	$(100)	$72

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	43

Schedule of Investments PIMCO Long Duration Total Return Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 44.8%

BANKING & FINANCE 17.7%
AIG SunAmerica Global Financing X
6.900% due 03/15/2032		$735	$777
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	106
American Express Co.
6.150% due 08/28/2017		1,800	2,062
8.150% due 03/19/2038		9,100	13,076
American International Group, Inc.
5.050% due 10/01/2015		2,000	1,960
5.750% due 03/15/2067	GBP	500	503
5.850% due 01/16/2018		$3,000	2,983
6.250% due 05/01/2036		8,280	7,996
6.250% due 03/15/2037		2,100	1,465
8.175% due 05/15/2068		3,400	3,013
8.250% due 08/15/2018		1,900	2,114
Anadarko Finance Co.
7.500% due 05/01/2031		14,970	17,812
Asian Development Bank
5.820% due 06/16/2028		500	664
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	2,000	1,871
Banco Bradesco S.A.
2.390% due 05/16/2014		$19,400	18,858
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	17,000	22,123
6.000% due 01/22/2020		$9,700	10,476
Bank of America Corp.
0.616% due 08/15/2016		100	76
5.625% due 07/01/2020		24,185	22,342
5.650% due 05/01/2018		7,200	6,853
5.750% due 12/01/2017		1,550	1,457
5.875% due 01/05/2021		5,000	4,688
6.000% due 09/01/2017		200	193
7.625% due 06/01/2019		800	842
Bank of America N.A.
6.000% due 10/15/2036		14,490	13,304
Bank of India
4.750% due 09/30/2015		400	395
Bank One Corp.
7.625% due 10/15/2026		95	120
8.000% due 04/29/2027		100	130
Barclays Bank PLC
6.050% due 12/04/2017		1,100	1,012
7.434% due 09/29/2049		4,700	3,878
10.179% due 06/12/2021		11,560	12,405
Barrick International Barbados Corp.
6.350% due 10/15/2036		10,490	12,353
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,400	1,306
7.250% due 04/22/2020		2,500	2,444
Bear Stearns Cos. LLC
0.509% due 11/28/2011		100	100
7.250% due 02/01/2018		3,000	3,544
Berkshire Hathaway Finance Corp.
5.400% due 05/15/2018		230	263
BNP Paribas S.A.
5.186% due 06/29/2049		7,000	4,900
Capital One Capital V
10.250% due 08/15/2039		1,800	1,838
Capital One Capital VI
8.875% due 05/15/2040		6,600	6,743
Citigroup Capital XXI
8.300% due 12/21/2077		100	98

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup, Inc.
5.365% due 03/06/2036 (n)	CAD	5,940	$4,215
5.375% due 08/09/2020		$500	520
5.850% due 12/11/2034		220	214
5.875% due 05/29/2037		15,100	14,515
6.000% due 08/15/2017		1,100	1,170
6.125% due 05/15/2018		3,600	3,871
6.625% due 06/15/2032		4,250	4,128
6.875% due 03/05/2038		31,400	34,278
8.125% due 07/15/2039		22,000	26,511
8.500% due 05/22/2019		5,500	6,660
Commonwealth Bank of Australia
5.000% due 10/15/2019		1,900	1,978
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
5.250% due 05/24/2041		9,900	10,923
11.000% due 12/29/2049		18,200	21,945
Credit Agricole S.A.
6.637% due 05/29/2049		5,800	3,378
8.375% due 10/29/2049		10,000	7,925
Credit Suisse
6.000% due 02/15/2018		3,800	3,865
Credit Suisse USA, Inc.
6.125% due 11/15/2011		100	101
Fifth Third Bancorp
6.250% due 05/01/2013		255	270
General Electric Capital Corp.
5.500% due 09/15/2066	GBP	100	129
5.875% due 01/14/2038		$14,500	14,948
6.150% due 08/07/2037		855	919
6.375% due 11/15/2067		6,150	5,796
6.750% due 03/15/2032		18,880	21,661
6.875% due 01/10/2039		14,900	17,199
Goldman Sachs Group, Inc.
0.449% due 02/06/2012		500	499
5.300% due 02/14/2012		380	385
5.750% due 10/01/2016		200	210
5.950% due 01/18/2018		1,500	1,548
6.125% due 02/15/2033		350	353
6.150% due 04/01/2018		4,600	4,778
6.250% due 09/01/2017		15,300	15,966
6.250% due 02/01/2041		27,400	26,796
6.450% due 05/01/2036		900	822
6.750% due 10/01/2037		20,185	18,556
7.250% due 04/10/2028	GBP	2,000	3,219
7.500% due 02/15/2019		$3,900	4,363
HBOS PLC
6.000% due 11/01/2033		2,600	1,688
6.750% due 05/21/2018		8,500	7,263
HCP, Inc.
6.750% due 02/01/2041		800	863
HSBC Bank USA N.A.
5.625% due 08/15/2035		400	388
5.875% due 11/01/2034		230	221
7.000% due 01/15/2039		19,550	21,574
HSBC Capital Funding LP
4.610% due 12/29/2049		600	532
HSBC Holdings PLC
6.375% due 10/18/2022	GBP	2,300	3,714
6.500% due 05/02/2036		$2,040	2,058
6.500% due 09/15/2037		7,900	7,795
6.800% due 06/01/2038		2,800	2,814
ING Bank NV
1.737% due 06/09/2014		15,600	15,346
JPMorgan Chase & Co.
4.250% due 10/15/2020		2,000	2,011
5.500% due 10/15/2040		3,000	3,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.600% due 07/15/2041		$17,000	$17,871
6.000% due 01/15/2018		2,000	2,232
6.400% due 05/15/2038		10,905	12,507
7.900% due 04/29/2049		2,900	2,997
JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		11,500	11,530
JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,710	1,736
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		9,950	9,965
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 (a)		1,200	290
Lincoln National Corp.
6.300% due 10/09/2037		400	390
Lloyds TSB Bank PLC
12.000% due 12/29/2049		3,500	3,215
Merrill Lynch & Co., Inc.
1.840% due 05/30/2014	EUR	2,500	2,913
6.110% due 01/29/2037		$200	156
6.400% due 08/28/2017		19,900	19,331
6.875% due 04/25/2018		22,550	22,610
6.875% due 11/15/2018		9,100	9,145
7.750% due 04/30/2018	GBP	1,900	2,861
7.750% due 05/14/2038		$400	373
MetLife, Inc.
5.700% due 06/15/2035		7,400	7,956
5.875% due 02/06/2041		15,000	16,667
Monumental Global Funding Ltd.
5.500% due 04/22/2013		100	106
Morgan Stanley
0.546% due 01/09/2014		5,400	4,898
5.500% due 01/26/2020		2,300	2,117
5.500% due 07/24/2020		9,900	8,993
5.550% due 04/27/2017		200	193
5.625% due 01/09/2012		575	580
5.625% due 09/23/2019		8,400	7,902
6.250% due 08/28/2017		14,000	13,851
6.625% due 04/01/2018		5,000	4,972
7.300% due 05/13/2019		1,000	1,033
National City Bank
5.800% due 06/07/2017		380	414
6.200% due 12/15/2011		250	252
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		520	732
New York Life Insurance Co.
6.750% due 11/15/2039		5,300	6,592
North American Development Bank
4.375% due 02/11/2020		10,625	12,047
Northwestern Mutual Life Insurance
6.063% due 03/30/2040		10,000	11,850
Pacific Life Insurance Co.
9.250% due 06/15/2039		18,900	25,511
PNC Funding Corp.
5.500% due 09/28/2012		130	136
PNC Preferred Funding Trust III
8.700% due 03/29/2049		200	207
Prudential Financial, Inc.
6.625% due 12/01/2037		1,000	1,101
Rabobank Capital Funding Trust II
5.260% due 12/29/2049		8,000	7,642
RBS Capital Trust II
6.425% due 12/29/2049		9,690	4,457
Regions Financial Corp.
7.375% due 12/10/2037		4,000	3,320
Resona Bank Ltd.
5.850% due 09/29/2049		100	99

44	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Royal Bank of Scotland Group PLC
0.579% due 03/30/2012	$18,700	$	18,713
2.625% due 05/11/2012	18,200		18,436
7.648% due 08/29/2049	2,850		1,867
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	1,000		965
Simon Property Group LP
6.750% due 02/01/2040	9,400		11,423
SLM Corp.
5.625% due 08/01/2033	6,400		5,121
8.000% due 03/25/2020	3,900		3,860
Springleaf Finance Corp.
4.875% due 07/15/2012	200		188
SunTrust Banks, Inc.
6.000% due 09/11/2017	505		559
Svenska Handelsbanken AB
1.343% due 09/14/2012	5,300		5,338
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039	18,900		23,299
U.S. Trade Funding Corp.
4.260% due 11/15/2014	6,507		6,745
UBS AG
4.875% due 08/04/2020	8,500		8,210
UBS Preferred Funding Trust V
6.243% due 05/29/2049	4,200		3,160
Vnesheconombank Via VEB Finance PLC
6.800% due 11/22/2025	2,300		2,174
Wachovia Bank N.A.
5.850% due 02/01/2037	1,050		1,097
6.600% due 01/15/2038	26,561		30,606
Wachovia Corp.
5.500% due 08/01/2035	160		158
5.625% due 10/15/2016	100		108
Wells Fargo & Co.
7.980% due 03/29/2049	3,200		3,312
Wells Fargo Bank N.A.
5.950% due 08/26/2036	1,500		1,604
Wells Fargo Capital X
5.950% due 12/01/2086	2,000		1,963
Wells Fargo Capital XIII
7.700% due 12/29/2049	4,935		4,960
Westpac Banking Corp.
0.533% due 12/14/2012	10,000		10,018
Westpac Securities NZ Ltd.
2.500% due 05/25/2012	10,000		10,117
Weyerhaeuser Co.
7.375% due 03/15/2032	16,400		16,430

			1,017,397

INDUSTRIALS 20.1%
AGL Capital Corp.
5.875% due 03/15/2041	9,600		11,122
Alcoa, Inc.
5.400% due 04/15/2021	14,800		14,388
5.950% due 02/01/2037	10,000		9,371
ALROSA Finance S.A.
7.750% due 11/03/2020	800		762
Altria Group, Inc.
9.950% due 11/10/2038	28,145		40,312
10.200% due 02/06/2039	8,662		12,618
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	12,300		12,915
6.375% due 03/01/2035	700		763

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Amgen, Inc.
5.650% due 06/15/2042	$19,800	$	24,110
6.375% due 06/01/2037	2,500		3,215
6.900% due 06/01/2038	200		275
Anadarko Petroleum Corp.
6.200% due 03/15/2040	2,000		2,094
6.450% due 09/15/2036	17,325		18,426
7.950% due 06/15/2039	300		381
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100		7,736
Anheuser-Busch Cos., Inc.
6.450% due 09/01/2037	500		657
Anheuser-Busch InBev Worldwide, Inc.
8.000% due 11/15/2039	2,800		4,188
8.200% due 01/15/2039	1,000		1,519
ArcelorMittal
5.500% due 03/01/2021	3,400		3,056
6.750% due 03/01/2041	22,900		19,889
7.000% due 10/15/2039	9,900		8,873
9.850% due 06/01/2019	5,000		5,679
Archer-Daniels-Midland Co.
5.765% due 03/01/2041	8,600		10,848
Baker Hughes, Inc.
5.125% due 09/15/2040	3,900		4,496
Barrick Gold Corp.
5.800% due 11/15/2034	10		11
Barrick North America Finance LLC
5.700% due 05/30/2041	22,000		23,803
Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	5,100		5,544
Boston Scientific Corp.
7.375% due 01/15/2040	7,000		8,803
Braskem Finance Ltd.
7.000% due 05/07/2020	1,000		1,025
Burlington Northern Santa Fe LLC
6.150% due 05/01/2037	450		554
6.200% due 08/15/2036	500		620
6.530% due 07/15/2037	200		258
Cameron International Corp.
5.950% due 06/01/2041	8,100		9,137
Canadian National Railway Co.
6.375% due 11/15/2037	400		529
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090		2,378
6.250% due 03/15/2038	8,100		9,661
6.450% due 06/30/2033	100		121
6.500% due 02/15/2037	250		307
6.750% due 02/01/2039	3,725		4,718
Cenovus Energy, Inc.
6.750% due 11/15/2039	13,400		16,595
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600		5,041
Charter Communications Operating LLC
8.000% due 04/30/2012	1,000		1,020
Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	4,400		4,309
Codelco, Inc.
7.500% due 01/15/2019	200		253
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300		1,520
Comcast Corp.
6.400% due 03/01/2040	38,600		45,196
6.550% due 07/01/2039	550		642
7.050% due 03/15/2033	7,590		9,305

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Conoco Funding Co.
7.250% due 10/15/2031	$10	$	14
Covidien International Finance S.A.
6.550% due 10/15/2037	300		389
Cox Communications, Inc.
6.450% due 12/01/2036	400		460
8.375% due 03/01/2039	23,838		33,018
Crown Americas LLC
6.250% due 02/01/2021	10,000		10,050
CSX Corp.
6.150% due 05/01/2037	800		990
6.220% due 04/30/2040	4,200		5,317
CVS Caremark Corp.
6.125% due 09/15/2039	1,200		1,417
CVS Pass-Through Trust
5.789% due 01/10/2026	3,029		3,224
6.036% due 12/10/2028	145		153
7.507% due 01/10/2032	16,088		19,012
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	28,427		38,087
9.250% due 06/01/2032	3,700		5,278
Devon Energy Corp.
7.950% due 04/15/2032	2,900		4,144
Devon Financing Corp. ULC
7.875% due 09/30/2031	3,755		5,285
Dow Chemical Co.
4.250% due 11/15/2020	7,000		7,074
9.400% due 05/15/2039	16,200		25,159
Eli Lilly & Co.
5.550% due 03/15/2037	35		43
Enbridge Energy Partners LP
6.300% due 12/15/2034	900		1,005
Encana Corp.
6.500% due 08/15/2034	1,800		2,038
6.500% due 02/01/2038	9,550		10,961
6.625% due 08/15/2037	8,400		9,750
Energy Transfer Partners LP
6.625% due 10/15/2036	6,500		6,717
7.500% due 07/01/2038	2,100		2,291
Enterprise Products Operating LLC
5.750% due 03/01/2035	600		627
EOG Resources, Inc.
5.875% due 09/15/2017	1,900		2,245
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037	7,100		6,949
8.146% due 04/11/2018	1,050		1,163
8.625% due 04/28/2034	3,510		4,072
9.250% due 04/23/2019	2,600		3,042
Georgia-Pacific LLC
5.400% due 11/01/2020	1,900		1,939
7.750% due 11/15/2029	80		93
8.000% due 01/15/2024	1,750		2,062
8.875% due 05/15/2031	5,700		7,146
Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,100		1,138
Gerdau Trade, Inc.
5.750% due 01/30/2021	500		479
Hess Corp.
7.300% due 08/15/2031	1,300		1,670
Hewlett-Packard Co.
0.436% due 03/01/2012	100		100
HJ Heinz Finance Co.
7.125% due 08/01/2039	7,850		11,010
KeySpan Corp.
5.803% due 04/01/2035	120		141

See Accompanying Notes	Semiannual Report	September 30, 2011	45

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035	$4,450	$	4,543
6.375% due 03/01/2041	1,300		1,388
6.500% due 09/01/2039	3,100		3,350
6.950% due 01/15/2038	5,600		6,277
7.300% due 08/15/2033	3,000		3,584
7.400% due 03/15/2031	300		362
Kraft Foods, Inc.
6.500% due 02/09/2040	41,500		51,044
7.000% due 08/11/2037	900		1,166
Kroger Co.
6.900% due 04/15/2038	9,600		12,542
7.500% due 04/01/2031	200		269
Lockheed Martin Corp.
5.720% due 06/01/2040	8		9
Marathon Oil Corp.
6.600% due 10/01/2037	900		1,075
McDonald‘s Corp.
5.700% due 02/01/2039	55		70
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	2,900		2,505
NBCUniversal Media LLC
5.950% due 04/01/2041	23,300		26,084
6.400% due 04/30/2040	10,600		12,434
Newmont Mining Corp.
6.250% due 10/01/2039	16,700		18,982
News America, Inc.
6.150% due 02/15/2041	10,300		10,961
6.200% due 12/15/2034	300		323
6.650% due 11/15/2037	5,000		5,527
Norfolk Southern Corp.
4.837% due 10/01/2041	7,872		8,297
7.250% due 02/15/2031	181		249
Novatek Finance Ltd.
5.326% due 02/03/2016	1,500		1,481
Oracle Corp.
5.375% due 07/15/2040	6,300		7,357
Pemex Project Funding Master Trust
6.625% due 06/15/2035	520		563
6.625% due 06/15/2038	3,600		3,906
Pernod-Ricard S.A.
5.750% due 04/07/2021	3,000		3,308
Petrobras International Finance Co.
6.875% due 01/20/2040	9,600		10,224
7.875% due 03/15/2019	10,500		12,285
Petro-Canada
5.950% due 05/15/2035	300		328
Petroleos Mexicanos
6.500% due 06/02/2041	10,000		10,450
Pfizer, Inc.
7.200% due 03/15/2039	2,330		3,424
Philip Morris International, Inc.
6.375% due 05/16/2038	4,200		5,448
PPG Industries, Inc.
5.500% due 11/15/2040	6,800		7,828
Pride International, Inc.
7.875% due 08/15/2040	8,100		10,431
Reynolds American, Inc.
7.250% due 06/15/2037	1,700		1,919
Roche Holdings, Inc.
7.000% due 03/01/2039	5,500		7,915
Rockies Express Pipeline LLC
6.850% due 07/15/2018	200		211
6.875% due 04/15/2040	20,100		18,658
7.500% due 07/15/2038	4,100		4,421

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Shell International Finance BV
5.500% due 03/25/2040	$15,500	$	19,409
Sinochem Overseas Capital Co. Ltd.
6.300% due 11/12/2040	11,100		10,347
Stanley Black & Decker, Inc.
5.200% due 09/01/2040	4,800		5,393
Suncor Energy, Inc.
6.500% due 06/15/2038	800		939
6.850% due 06/01/2039	2,500		3,056
Target Corp.
7.000% due 01/15/2038	9,140		12,592
Teck Resources Ltd.
6.000% due 08/15/2040	5,000		5,177
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100		7,130
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	3,000		3,533
7.625% due 04/01/2037	4,720		6,008
8.375% due 06/15/2032	3,600		4,762
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	1,000		1,250
Time Warner Cable, Inc.
6.550% due 05/01/2037	7,300		8,165
6.750% due 06/15/2039	2,700		3,106
7.300% due 07/01/2038	1,225		1,499
Time Warner, Inc.
5.875% due 11/15/2016	100		113
6.100% due 07/15/2040	14,000		15,472
6.200% due 03/15/2040	7,800		8,656
6.250% due 03/29/2041	18,845		21,634
6.500% due 11/15/2036	8,662		9,889
7.700% due 05/01/2032	70		89
TransCanada Pipelines Ltd.
7.625% due 01/15/2039	10,500		14,348
Transocean, Inc.
6.500% due 11/15/2020	9,800		10,726
6.800% due 03/15/2038	25,775		26,821
Union Pacific Corp.
6.150% due 05/01/2037	400		489
Usiminas Commercial Ltd.
7.250% due 01/18/2018	1,700		1,810
UST LLC
5.750% due 03/01/2018	600		692
Vale Overseas Ltd.
6.875% due 11/21/2036	1,210		1,311
6.875% due 11/10/2039	4,300		4,666
8.250% due 01/17/2034	3,800		4,666
Viacom, Inc.
6.875% due 04/30/2036	750		899
Wal-Mart Stores, Inc.
5.000% due 10/25/2040	4,200		4,833
5.625% due 04/15/2041	15,500		19,227
6.500% due 08/15/2037	18,600		24,817
Williams Cos., Inc.
8.750% due 03/15/2032	500		657
Williams Partners LP
6.300% due 04/15/2040	2,200		2,449
Yum! Brands, Inc.
6.875% due 11/15/2037	100		132

			1,152,755

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UTILITIES 7.0%
AEP Texas Central Co.
6.650% due 02/15/2033	$1,800	$	2,226
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	5,400		6,271
Appalachian Power Co.
6.700% due 08/15/2037	210		267
7.000% due 04/01/2038	500		672
AT&T Corp.
8.000% due 11/15/2031	300		421
AT&T, Inc.
5.350% due 09/01/2040	43,422		45,682
6.300% due 01/15/2038	13,750		15,844
6.400% due 05/15/2038	1,100		1,284
6.500% due 09/01/2037	50		59
6.550% due 02/15/2039	9,700		11,556
BellSouth Corp.
6.550% due 06/15/2034	365		425
British Telecommunications PLC
9.875% due 12/15/2030	730		1,061
Carolina Power & Light Co.
6.300% due 04/01/2038	800		1,066
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900		6,667
Cleco Power LLC
6.000% due 12/01/2040	4,700		5,616
CMS Energy Corp.
6.250% due 02/01/2020	2,500		2,593
Columbus Southern Power Co.
5.850% due 10/01/2035	100		117
6.600% due 03/01/2033	65		84
ConocoPhillips Canada Funding Co. I
5.950% due 10/15/2036	5,000		6,189
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	19,190		26,365
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100		1,240
Duke Energy Carolinas LLC
6.050% due 04/15/2038	2,000		2,586
Duke Energy Indiana, Inc.
6.450% due 04/01/2039	700		947
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110		123
EDF S.A.
5.500% due 01/26/2014	100		107
6.500% due 01/26/2019	100		117
6.950% due 01/26/2039	11,070		13,864
FirstEnergy Corp.
7.375% due 11/15/2031	9,350		11,589
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	14,300		15,720
Florida Power & Light Co.
5.625% due 04/01/2034	100		121
5.850% due 02/01/2033	60		74
5.950% due 02/01/2038	200		257
5.960% due 04/01/2039	5,000		6,469
Florida Power Corp.
6.350% due 09/15/2037	200		262
6.400% due 06/15/2038	1,300		1,717
France Telecom S.A.
8.500% due 03/01/2031	9,875		13,740
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	3,900		4,355

46	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Indiana Michigan Power Co.
6.050% due 03/15/2037	$800	$	958
Kentucky Utilities Co.
5.125% due 11/01/2040	7,500		8,932
Koninklijke KPN NV
8.375% due 10/01/2030	3,000		3,879
Majapahit Holding BV
7.875% due 06/29/2037	2,900		3,161
MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	2,305		2,777
6.500% due 09/15/2037	5,300		6,668
NGPL PipeCo LLC
7.119% due 12/15/2017	200		211
7.768% due 12/15/2037	26,145		26,027
Ohio Power Co.
6.000% due 06/01/2016	20		23
6.600% due 02/15/2033	30		39
Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	3,000		4,118
Pacific Gas & Electric Co.
5.400% due 01/15/2040	1,500		1,687
5.800% due 03/01/2037	600		701
6.350% due 02/15/2038	13,200		16,572
PacifiCorp
5.750% due 04/01/2037	60		73
6.000% due 01/15/2039	2,040		2,591
6.100% due 08/01/2036	60		76
6.250% due 10/15/2037	105		137
Pennsylvania Electric Co.
6.150% due 10/01/2038	2,400		2,926
PPL Electric Utilities Corp.
5.200% due 07/15/2041	1,600		1,899
Progress Energy, Inc.
7.750% due 03/01/2031	3,500		4,818
PSEG Power LLC
8.625% due 04/15/2031	600		836
Public Service Co. of Colorado
6.250% due 09/01/2037	235		317
Public Service Electric & Gas Co.
5.800% due 05/01/2037	145		184
Puget Energy, Inc.
6.000% due 09/01/2021	10,500		10,434
Qtel International Finance Ltd.
5.000% due 10/19/2025	900		885
Qwest Corp.
7.500% due 06/15/2023	100		99
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	850		939
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600		4,890
Southern California Edison Co.
5.625% due 02/01/2036	2,000		2,482
5.950% due 02/01/2038	7,710		10,132
6.000% due 01/15/2034	3,600		4,657
Telecom Italia Capital S.A.
7.200% due 07/18/2036	2,880		2,645
7.721% due 06/04/2038	8,900		8,526
TNK-BP Finance S.A.
6.625% due 03/20/2017	500		501
7.500% due 07/18/2016	1,100		1,144
Verizon Communications, Inc.
5.850% due 09/15/2035	3,062		3,615
6.900% due 04/15/2038	17,800		23,095

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
7.350% due 04/01/2039	$1,512	$	2,052
8.950% due 03/01/2039	3,400		5,281
Virginia Electric and Power Co.
6.000% due 01/15/2036	20		25
8.875% due 11/15/2038	6,550		10,779
Vodafone Group PLC
6.150% due 02/27/2037	10,410		12,981

			402,525

Total Corporate Bonds & Notes (Cost $2,395,346)			2,572,677

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%
Transocean, Inc.
1.500% due 12/15/2037	3,000		2,974

Total Convertible Bonds & Notes (Cost $2,796)			2,974

MUNICIPAL BONDS & NOTES 7.8%

CALIFORNIA 2.3%
Anaheim, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	2,700		2,692
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	11,000		14,326
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	13,400		17,419
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800		7,638
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2038	300		297
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	200		141
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	2,500		2,950
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	10,200		12,575
Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	7,000		9,390
Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	100		105
4.500% due 07/01/2024	1,300		1,341
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	8,350		10,398
Napa Valley, California Unified School District General Obligation Notes, (BABs), Series 2010
6.507% due 08/01/2043	900		1,059
Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	1,100		1,229
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,900		2,561

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Riverside, California Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	$1,400	$	1,879
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,400		2,584
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,800		9,765
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	1,600		1,605
Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	10,000		11,284
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	9,600		11,912
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	4,300		5,197
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,750		4,063
West Contra Costa, California Unified School District General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	700		801

			133,211

COLORADO 0.2%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000		1,151
Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	1,500		1,518
Denver, Colorado City & County Revenue Bonds, Series 2011
5.000% due 11/15/2021	3,445		3,814
5.250% due 11/15/2022	2,550		2,835
Denver, Colorado City & County Revenue Notes, Series 2011
5.000% due 11/15/2020	1,000		1,109
5.750% due 11/15/2020	600		700

			11,127

CONNECTICUT 0.0%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	1,100		1,324

DISTRICT OF COLUMBIA 0.2%
District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	7,900		9,086

FLORIDA 0.0%
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	2,100		2,137

GEORGIA 0.1%
Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	4,800		5,075

See Accompanying Notes	Semiannual Report	September 30, 2011	47

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ILLINOIS 0.1%
Chicago, Illinois Board of Education General Obligation Bonds, (BABs), Series 2009
6.138% due 12/01/2039	$5,900	$	6,406
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	600		720

			7,126

IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	150		121

MICHIGAN 0.2%
Detroit, Michigan Revenue Bonds, (AGM Insured), Series 2006
5.000% due 07/01/2029	250		252
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	11,100		13,096

			13,348

MISSISSIPPI 0.1%
Mississippi State Development Bank Special Obligation Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100		3,731

NEW JERSEY 0.7%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500		561
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2031	50,000		15,666
0.000% due 12/15/2033	10,000		2,710
0.000% due 12/15/2040	20,760		3,562
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	8,600		11,856
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,665		4,910

			39,265

NEW YORK 1.3%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,000		5,010
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	9,700		11,970
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	100		119
5.790% due 06/15/2041	6,100		6,725
5.882% due 06/15/2044	1,100		1,360
6.011% due 06/15/2042	11,220		14,290
6.282% due 06/15/2042	2,100		2,406
6.491% due 06/15/2042	4,000		4,546
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	5,500		5,915
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.912% due 06/15/2031	2,000		2,417

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.687% due 11/15/2040	$10,000	$	12,217
6.814% due 11/15/2040	6,800		8,548

			75,523

OHIO 0.8%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	17,980		24,240
8.084% due 02/15/2050	7,800		11,095
Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
7.734% due 02/15/2033	4,625		6,032
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	400		281
University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.875% due 06/01/2031	2,000		2,287

			43,935

PENNSYLVANIA 0.1%
Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	600		647
6.765% due 06/01/2040	2,900		3,247

			3,894

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	800		56

TEXAS 1.7%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	1,300		1,447
Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	13,900		15,478
Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
5.621% due 08/15/2044	2,100		2,570
Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	8,500		9,559
Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	14,600		16,538
Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450		6,084
North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	2,900		3,679
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	5,350		6,570
5.808% due 02/01/2041	4,800		5,902
6.308% due 02/01/2037	2,500		2,801
Texas State General Obligation Bonds, (BABs), Series 2009
6.072% due 10/01/2029	2,000		2,338

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
9.967% due 02/15/2031	$1,300	$	1,623
Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
6.921% due 10/01/2031	2,400		3,028
9.900% due 02/01/2027	1,000		1,228
Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.028% due 04/01/2026	15,600		18,381
5.178% due 04/01/2030	900		1,063

			98,289

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,350		1,711

Total Municipal Bonds & Notes (Cost $372,159)			448,959

U.S. GOVERNMENT AGENCIES 23.3%
Fannie Mae
0.000% due 06/01/2017 (j)	80,650		73,773
0.000% due 03/23/2028 - 05/15/2030	24,100		12,563
0.295% due 07/25/2037	87		84
0.365% due 03/25/2036	30		28
0.435% due 10/27/2037	2,400		2,386
0.635% due 09/25/2032	142		130
0.735% due 02/25/2032	5		5
0.835% due 05/25/2030	6,598		6,616
1.452% due 06/01/2043	392		393
1.810% due 06/01/2035	2,209		2,256
1.900% due 10/01/2035	1,544		1,596
2.010% due 04/01/2035	1,109		1,161
2.050% due 06/01/2035	1,785		1,865
2.077% due 12/01/2034	1,780		1,859
2.250% due 03/15/2016	13,200		13,878
2.388% due 09/01/2035	107		113
2.393% due 05/25/2035	2,155		2,243
2.407% due 12/01/2033	85		88
2.500% due 08/01/2035	246		259
2.555% due 11/01/2034	3,284		3,486
3.314% due 09/25/2020	20,000		20,740
4.000% due 02/25/2019	100		107
5.000% due 02/25/2017 - 08/25/2033	46		53
5.362% due 11/01/2035	188		202
5.500% due 12/01/2032 - 11/01/2037	9,344		11,129
5.625% due 04/17/2028 - 07/15/2037	47,925		65,450
5.900% due 07/25/2042	22		25
6.000% due 10/25/2021 - 10/01/2036	17,046		19,702
6.080% due 09/01/2028	1,800		2,419
6.210% due 08/06/2038	12,900		18,510
6.318% due 06/15/2027	3,000		3,111
6.508% due 05/25/2032	44		47
6.625% due 11/15/2030 (g)(i)(j)	118,800		177,553
8.100% due 08/12/2019	200		284
Federal Farm Credit Bank
5.125% due 07/09/2029	500		607
5.750% due 12/07/2028	20		26

48	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Federal Home Loan Bank
5.250% due 08/15/2022	$460	$	564
5.500% due 07/15/2036	7,755		10,077
6.640% due 12/13/2016	50		63
Financing Corp.
0.000% due 02/08/2018 - 09/26/2019	68,974		62,182
Freddie Mac
0.000% due 03/15/2031	22,400		11,440
0.379% due 07/15/2019 - 10/15/2020	1,034		1,032
0.459% due 02/15/2019	522		524
0.579% due 12/15/2030	41		41
0.629% due 01/15/2033	21		21
0.729% due 09/15/2030	7		7
1.451% due 10/25/2044	87		90
1.452% due 02/25/2045	21		20
2.500% due 05/17/2018	1,390		1,423
2.634% due 10/01/2035	155		163
4.000% due 06/15/2041	10,922		11,181
4.899% due 06/01/2035	190		200
5.000% due 02/16/2017 - 12/01/2038	17,415		20,281
5.016% due 04/01/2035	219		232
5.400% due 03/17/2021	500		582
5.500% due 02/15/2024	61		70
6.000% due 06/15/2035 - 10/01/2037	24,829		29,342
6.250% due 07/15/2032	1,800		2,631
6.500% due 10/25/2043	159		186
6.750% due 03/15/2031	10,100		15,373
8.250% due 06/01/2016	130		162
Ginnie Mae
2.375% due 05/20/2030	185		193
5.000% due 03/20/2040	9,971		11,546
Israel Government AID Bond
0.000% due 05/15/2020 - 11/01/2024	75,364		57,681
5.500% due 09/18/2023 - 09/18/2033	117,122		149,977
Residual Funding Corp. Principal Strip
0.000% due 10/15/2019 - 04/15/2030	374,266		260,701
Resolution Funding Corp. Interest Strip
0.000% due 01/15/2025 - 04/15/2029	35,108		22,613
Small Business Administration
5.290% due 12/01/2027	1,321		1,463
5.510% due 11/01/2027	346		385
Tennessee Valley Authority
0.000% due 04/15/2042 (d)	500		526
4.625% due 09/15/2060	25,700		31,416
4.875% due 01/15/2048	4,050		5,065
5.250% due 09/15/2039	27,400		35,341
5.375% due 04/01/2056	14,983		20,660
5.500% due 06/15/2038	14,300		18,914
5.880% due 04/01/2036	21,400		29,656
6.235% due 07/15/2045	1,022		1,240
7.125% due 05/01/2030	50,000		76,178

Total U.S. Government Agencies (Cost $1,145,755)			1,336,189

U.S. TREASURY OBLIGATIONS 22.8%
U.S. Treasury Bonds
3.500% due 02/15/2039 (i)	75,570		84,296
3.750% due 08/15/2041 (i)	52,400		61,251

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.250% due 11/15/2040 (g)	$161,750	$	205,195
4.375% due 05/15/2040	7,300		9,426
4.375% due 05/15/2041	13,100		16,979
5.250% due 11/15/2028	12,600		17,227
5.250% due 02/15/2029 (i)	21,400		29,311
5.375% due 02/15/2031	131,360		185,443
6.250% due 08/15/2023	6,180		8,827
8.000% due 11/15/2021	42,200		66,017
U.S. Treasury Inflation Protected Securities (e)
1.750% due 01/15/2028	2,400		2,785
2.375% due 01/15/2025	959		1,186
2.375% due 01/15/2027 (i)	27,095		33,935
2.500% due 01/15/2029 (i)	31,929		41,033
3.375% due 04/15/2032	3,564		5,267
3.625% due 04/15/2028	1,536		2,214
3.875% due 04/15/2029	4,398		6,627
U.S. Treasury Notes
2.125% due 08/15/2021	29,600		30,178
3.125% due 05/15/2021	15,800		17,568
U.S. Treasury Strips
0.000% due 02/15/2023	24,200		18,711
0.000% due 11/15/2024	16,200		11,689
0.000% due 02/15/2027	300		195
0.000% due 11/15/2027	83,400		53,515
0.000% due 08/15/2028	32,200		20,077
0.000% due 11/15/2029	7,100		4,165
0.000% due 05/15/2030	88,150		52,012
0.000% due 08/15/2030	50,000		28,594
0.000% due 05/15/2032	19,400		10,419
0.000% due 11/15/2032	52,000		27,441
0.000% due 05/15/2033	18,800		9,757
0.000% due 11/15/2033	18,800		9,583
0.000% due 05/15/2034	10,700		5,347
0.000% due 05/15/2037 (g)(j)	120,400		54,215
0.000% due 08/15/2037	15,500		6,925
0.000% due 02/15/2038	19,000		8,542
0.000% due 05/15/2038	8,400		3,667
0.000% due 05/15/2039	34,700		14,980
0.000% due 11/15/2039 (g)(j)	240,700		102,313
0.000% due 11/15/2040	62,800		25,864
0.000% due 02/15/2041	45,180		18,472

Total U.S. Treasury Obligations (Cost $1,171,463)			1,311,248

MORTGAGE-BACKED SECURITIES 3.9%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000		6,697
American Home Mortgage Assets
1.162% due 11/25/2046	3,164		1,371
American Home Mortgage Investment Trust
2.162% due 09/25/2035	10		10
2.218% due 02/25/2045	45		36
Banc of America Funding Corp.
2.717% due 05/25/2035	74		74
2.733% due 02/20/2036	2,484		2,156
5.747% due 01/20/2047	168		113
Banc of America Large Loan, Inc.
0.739% due 08/15/2029	1,174		1,090
1.979% due 11/15/2015	28,986		25,878
5.805% due 02/24/2051	5,300		5,766
5.908% due 12/24/2049	8,800		9,611
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	5		5

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.395% due 06/10/2049	$4,972	$	4,842
4.877% due 07/10/2042	725		762
5.801% due 06/10/2049	4,636		4,703
7.226% due 10/11/2037	91		103
Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	968		892
2.560% due 10/25/2035	410		340
2.710% due 03/25/2035	4,194		3,910
2.711% due 05/25/2034	40		37
2.727% due 10/25/2035	2,200		2,072
2.731% due 03/25/2035	450		426
2.743% due 11/25/2034	130		103
2.846% due 02/25/2034	54		47
3.105% due 11/25/2030	10		10
5.195% due 05/25/2047	4,960		3,229
Bear Stearns Alt-A Trust
2.607% due 11/25/2036	484		286
2.772% due 09/25/2035	13,166		8,936
2.849% due 11/25/2036	299		156
CC Mortgage Funding Corp.
0.365% due 05/25/2048	127		50
Chase Mortgage Finance Corp.
2.517% due 03/25/2037	1,657		1,237
5.500% due 11/25/2035	5,000		4,479
Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037	127		69
1.035% due 08/25/2035	551		402
2.370% due 08/25/2035	699		638
2.450% due 08/25/2035	508		423
2.500% due 12/25/2035	307		265
2.660% due 10/25/2035	20,067		15,853
Commercial Mortgage Pass-Through Certificates
0.442% due 02/05/2019	200		192
Countrywide Alternative Loan Trust
0.380% due 05/20/2046	55		54
0.425% due 09/25/2046	4,020		2,033
0.426% due 12/20/2046	2,227		1,114
0.440% due 03/20/2046	523		276
0.515% due 02/25/2037	239		116
5.500% due 03/25/2036	289		195
6.250% due 08/25/2037 (a)	435		268
Countrywide Home Loan Mortgage Pass-Through Trust
0.465% due 05/25/2035	258		163
0.555% due 03/25/2035	727		369
0.575% due 06/25/2035	217		188
2.528% due 02/20/2036	412		275
2.595% due 02/20/2036	407		304
2.699% due 04/20/2035	108		98
2.774% due 02/20/2035	174		135
2.776% due 08/25/2034	439		333
2.793% due 08/25/2034	136		96
3.033% due 11/25/2034	396		300
5.250% due 05/25/2035	211		48
Credit Suisse First Boston Mortgage Securities Corp.
2.440% due 07/25/2033	103		89
2.569% due 08/25/2033	66		62
3.936% due 05/15/2038	355		365
CW Capital Cobalt Ltd.
5.484% due 04/15/2047	500		532
DBUBS Mortgage Trust
1.576% due 07/12/2044	10,595		10,355
DLJ Mortgage Acceptance Corp.
2.266% due 11/25/2023	14		10

See Accompanying Notes	Semiannual Report	September 30, 2011	49

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.490% due 08/19/2045	$402	$	246
First Horizon Asset Securities, Inc.
2.565% due 12/25/2033	165		152
2.746% due 08/25/2035	110		88
GE Capital Commercial Mortgage Corp.
4.596% due 11/10/2038	1,270		1,325
GMAC Mortgage Corp. Loan Trust
2.959% due 06/25/2034	73		60
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	4,789		4,989
GS Mortgage Securities Corp.
4.473% due 03/10/2044	2,600		2,691
GSR Mortgage Loan Trust
2.738% due 09/25/2035	348		321
5.151% due 11/25/2035	90		82
Harborview Mortgage Loan Trust
0.410% due 07/19/2046	4,652		2,522
0.420% due 01/19/2038	1,422		859
0.430% due 09/19/2046	1,106		636
0.470% due 03/19/2036	494		289
2.777% due 07/19/2035	659		505
Indymac Index Mortgage Loan Trust
0.435% due 06/25/2047	1,661		833
2.662% due 12/25/2034	69		48
4.695% due 04/25/2037	365		147
5.258% due 04/25/2037 (a)	832		406
JPMorgan Chase Commercial Mortgage Securities Corp.
4.106% due 07/15/2046	11,400		11,656
5.336% due 05/15/2047	700		726
5.429% due 12/12/2043	600		642
5.794% due 02/12/2051	300		325
5.932% due 02/12/2049	2,900		3,088
JPMorgan Mortgage Trust
2.860% due 07/25/2035	13,531		12,789
5.018% due 02/25/2035	69		65
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	10		10
5.020% due 08/15/2029	1,140		1,215
5.866% due 09/15/2045	3,200		3,451
MASTR Adjustable Rate Mortgages Trust
0.445% due 04/25/2046	1,513		798
2.721% due 11/21/2034	600		563
MASTR Alternative Loans Trust
5.500% due 01/25/2025	449		452
Mellon Residential Funding Corp.
0.669% due 12/15/2030	252		230
0.929% due 11/15/2031	272		240
Merrill Lynch Floating Trust
0.764% due 07/09/2021	2,400		2,312
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036	663		444
2.235% due 05/25/2033	59		54
2.485% due 02/25/2034	43		40
2.851% due 05/25/2033	38		35
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.166% due 08/12/2049	3,700		3,908
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035	27		22
1.222% due 10/25/2035	42		34
1.653% due 10/25/2035	275		239
Morgan Stanley Capital
5.332% due 12/15/2043	495		537

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Prime Mortgage Trust
0.635% due 02/25/2034	$16	$	14
Residential Accredit Loans, Inc.
0.445% due 04/25/2046	411		167
6.000% due 06/25/2036	205		124
Residential Asset Securitization Trust
0.635% due 01/25/2046 (a)	530		225
Structured Adjustable Rate Mortgage Loan Trust
0.455% due 05/25/2037	590		319
1.652% due 01/25/2035	179		108
2.540% due 08/25/2035	79		58
2.695% due 04/25/2034	133		44
5.190% due 12/25/2034	691		581
Structured Asset Mortgage Investments, Inc.
0.445% due 04/25/2036	2,590		1,474
0.455% due 05/25/2036	532		276
0.480% due 07/19/2035	179		137
0.515% due 02/25/2036	1,170		614
0.545% due 12/25/2035	19		10
0.890% due 10/19/2034	69		57
Structured Asset Securities Corp.
2.661% due 02/25/2032	3		3
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037	134		131
0.345% due 11/25/2046	65		65
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020	2,349		2,062
0.319% due 09/15/2021	451		435
5.495% due 07/15/2041	490		528
5.922% due 05/15/2043	2,500		2,775
WaMu Mortgage Pass-Through Certificates
0.505% due 12/25/2045	219		175
0.525% due 10/25/2045	2,888		2,233
0.545% due 01/25/2045	151		116
0.942% due 02/25/2047	1,578		890
0.942% due 03/25/2047	972		566
0.972% due 01/25/2047	6		3
1.002% due 04/25/2047	3,535		2,368
1.242% due 08/25/2046	5,262		3,330
1.448% due 05/25/2041	64		55
1.642% due 08/25/2042	5		4
1.742% due 11/25/2046	182		130
2.576% due 03/25/2034	731		686
2.838% due 09/25/2046	54		39
2.838% due 10/25/2046	17		12
2.850% due 05/25/2046	100		66
5.239% due 12/25/2036	932		640
5.585% due 02/25/2037	1,534		1,072
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.212% due 05/25/2046	1,148		565
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100		13,520
Wells Fargo Mortgage-Backed Securities Trust
2.716% due 09/25/2034	409		392
2.731% due 03/25/2036	2,626		2,206
4.795% due 01/25/2035	78		73

Total Mortgage-Backed Securities (Cost $224,273)			224,469

ASSET-BACKED SECURITIES 0.8%
ACE Securities Corp.
0.285% due 12/25/2036	312		304
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	7,696		7,071

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Amortizing Residential Collateral Trust
0.815% due 07/25/2032	$1	$	1
Asset-Backed Securities Corp. Home Equity
0.510% due 09/25/2034	16		14
Bayview Financial Acquisition Trust
5.660% due 12/28/2036	450		441
Bear Stearns Asset-Backed Securities Trust
3.076% due 10/25/2036	91		64
3.239% due 07/25/2036	303		196
Capital Auto Receivables Asset Trust
1.679% due 10/15/2012	93		93
Centex Home Equity
4.680% due 06/25/2032	371		352
Citibank Omni Master Trust
2.329% due 05/16/2016	3,000		3,026
Citigroup Mortgage Loan Trust, Inc.
0.295% due 07/25/2045	36		27
Countrywide Asset-Backed Certificates
0.285% due 07/25/2037	92		89
0.415% due 09/25/2036	398		314
0.715% due 12/25/2031	13		6
Credit-Based Asset Servicing & Securitization LLC
0.305% due 01/25/2037	43		9
0.355% due 07/25/2037	64		58
Equity One ABS, Inc.
5.199% due 07/25/2034	925		869
First NLC Trust
0.305% due 08/25/2037	33		16
Fremont Home Loan Trust
0.345% due 02/25/2036	33		33
GE-WMC Mortgage Securities LLC
0.275% due 08/25/2036	2		1
GSAMP Trust
0.305% due 12/25/2036	13		8
HSBC Home Equity Loan Trust
0.500% due 01/20/2035	110		98
HSI Asset Securitization Corp. Trust
0.295% due 05/25/2037	11		11
Lehman ABS Mortgage Loan Trust
0.325% due 06/25/2037	31		10
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034	5		3
MASTR Asset-Backed Securities Trust
0.315% due 05/25/2037	26		23
Merrill Lynch First Franklin Mortgage Loan Trust
0.295% due 07/25/2037	12		12
Mesa Trust Asset-Backed Certificates
1.035% due 12/25/2031	78		58
New Century Home Equity Loan Trust
0.605% due 08/25/2034	16		13
5.035% due 08/25/2035	522		466
Residential Asset Securities Corp.
0.345% due 04/25/2037	28		27
5.010% due 04/25/2033	741		667
Securitized Asset-Backed Receivables LLC Trust
0.365% due 05/25/2037 (a)	119		69
SLM Student Loan Trust
0.243% due 10/25/2018	19		19
0.753% due 10/25/2017	5,500		5,498
1.753% due 04/25/2023	25,522		26,247
Soundview Home Equity Loan Trust
0.315% due 06/25/2037	44		38

Total Asset-Backed Securities (Cost $44,826)			46,251

50	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOVEREIGN ISSUES 5.4%
Albania Government International Bond
0.000% due 08/31/2025		$4,800	$	2,537
Banco Nacional de Desenvolvimento Economico e Social
5.500% due 07/12/2020		13,700		14,282
6.500% due 06/10/2019		2,100		2,342
Brazil Government International Bond
7.875% due 03/07/2015		5,000		5,895
10.250% due 01/10/2028	BRL	13,000		7,294
12.500% due 01/05/2016		2,000		1,191
Canada Government Bond
2.750% due 06/01/2022	CAD	20,900		20,837
5.000% due 06/01/2037		40,500		54,068
Colombia Government International Bond
6.125% due 01/18/2041		$8,700		9,901
7.375% due 09/18/2037		720		944
Mexico Government International Bond
5.125% due 01/15/2020		3,200		3,480
5.750% due 10/12/2110		14,900		14,751
5.950% due 03/19/2019		18,800		21,432
6.050% due 01/11/2040		8,425		9,562
6.750% due 09/27/2034		428		529
Province of Ontario Canada
4.200% due 06/02/2020	CAD	16,100		16,823
4.600% due 06/02/2039		2,300		2,506
4.700% due 06/02/2037		7,400		8,114
Province of Quebec Canada
4.250% due 12/01/2043		62,600		64,010
5.750% due 12/01/2036		29,500		36,372
Qatar Government International Bond
6.400% due 01/20/2040		$10,700		13,081

Total Sovereign Issues (Cost $302,445)				309,951

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (b)	3,712	$81

Total Common Stocks (Cost $108)		81

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% due 12/31/2049	7,300	7,541

Total Convertible Preferred Securities (Cost $6,263)		7,541

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
DG Funding Trust
0.837% due 12/31/2049	46	347

Total Preferred Securities (Cost $465)		347

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.9%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
0.000% due 11/15/2011	$6,300	6,290

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.090% due 10/03/2011	14,000	14,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $14,297. Repurchase proceeds are $14,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 10/03/2011	$320	$320
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $331. Repurchase proceeds are $320.)

		14,320

SHORT-TERM NOTES 0.2%
Banco Santander Brazil S.A.
2.596% due 12/28/2011	14,000	13,958

U.S. TREASURY BILLS 0.3%
0.014% due 10/20/2011 - 03/29/2012 (c)(g)(h)	17,820	17,817

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 2.0%
	11,703,640	117,189

Total Short-Term Instruments (Cost $169,545)		169,574

PURCHASED OPTIONS (l) 0.0%
(Cost $223)		45

Total Investments 111.9% (Cost $5,835,667)		$6,430,306

Written Options (m) (0.1%) (Premiums $11,440)		(8,435)

Other Assets and Liabilities (Net) (11.8%)		(677,099)

Net Assets 100.0%		$5,744,772

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $27,648 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $6,269 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(i)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $161,739 at a weighted average interest rate of 0.112%. On September 30, 2011, securities valued at $156,639 were pledged as collateral for reverse repurchase agreements.
(j)	Securities with an aggregate market value of $17,236 and cash of $95 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	1,615	$1,036
90-Day Eurodollar June Futures	Long	06/2013	441	280
90-Day Eurodollar March Futures	Long	03/2012	3,576	2,282
90-Day Eurodollar March Futures	Long	03/2013	3,787	4,040

				$7,638

See Accompanying Notes	Semiannual Report	September 30, 2011	51

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(k)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Alcoa, Inc.	BPS	1.000%	06/20/2021	4.555%	$	10,000	$(2,400)	$(834)	$(1,566)
Alcoa, Inc.	DUB	1.000%	06/20/2021	4.555%		10,000	(2,400)	(807)	(1,593)

							$(4,800)	$(1,641)	$(3,159)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-17 5-Year Index	BOA	1.000%	12/20/2016	$	45,200	$(931)	$(755)	$(176)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	28-Day MXN TIIE	8.300%	02/07/2019	BRC	MXN	211,800	$1,737	$152	$1,585

(l)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	92,000	$223	$45

(m)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	728	$181	$(387)
Call - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	728	381	(223)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	7,777	2,612	(5,298)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	2,484	714	(357)

				$3,888	$(6,265)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	1,165,400	$4,841	$(1,905)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		92,000	525	(114)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		3,000	4	(5)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		7,000	79	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		11,400	58	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		22,600	170	0
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		108,900	1,508	(1)

								$7,185	$(2,025)

52	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	$40,800	$367	$(145)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	3,860	$254,000	$3,468
Sales	14,013	1,857,600	14,428
Closing Buys	(5,001)	(660,500)	(5,915)
Expirations	0	0	0
Exercised	(1,155)	0	(541)

Balance at 09/30/2011	11,717	$1,451,100	$11,440

(n)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011 - 06/09/2011	$5,125	$4,215	0.07%

(o)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.000%	10/01/2041	$12,000	$12,917	$(12,910)
Fannie Mae	5.500%	10/01/2041	17,000	18,554	(18,450)
Fannie Mae	6.000%	10/01/2041	3,000	3,317	(3,291)
Freddie Mac	5.500%	11/01/2041	1,000	1,078	(1,080)

				$35,866	$(35,731)

(p)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	7,982	11/2011	HUS	$696	$0	$696
Buy	CAD	3,219	10/2011	BRC	0	(23)	(23)
Sell		3,219	11/2011	BRC	23	0	23
Sell		18,100	11/2011	DUB	968	0	968
Sell		84,634	11/2011	MSC	4,779	0	4,779
Sell		99,045	11/2011	RBC	5,717	0	5,717
Buy	CNY	10,907	11/2011	BRC	23	0	23
Buy		9,019	11/2011	JPM	7	0	7
Buy		7,404	11/2011	RYL	14	0	14
Buy		30,000	02/2012	BRC	7	0	7
Buy		55,300	02/2012	CBK	60	0	60
Buy		6,706	02/2012	DUB	12	0	12
Buy		47,373	02/2013	CBK	0	(89)	(89)
Buy		45,000	02/2013	HUS	0	(90)	(90)
Buy		56,844	04/2014	RYL	0	(405)	(405)
Sell	EUR	10,042	10/2011	FBL	569	0	569
Sell		10,043	10/2011	MSC	541	0	541
Sell	GBP	7,880	12/2011	CBK	340	0	340
Buy	INR	293,473	11/2011	BRC	0	(482)	(482)
Buy		1,580,285	11/2011	CBK	0	(3,490)	(3,490)
Buy	KRW	9,013,555	11/2011	CBK	0	(689)	(689)
Buy		14,000,000	11/2011	JPM	0	(1,074)	(1,074)
Buy		34,629,640	02/2012	UAG	0	(3,528)	(3,528)
Buy	MXN	608,570	11/2011	CBK	0	(7,604)	(7,604)
Buy		3,243	11/2011	DUB	0	(43)	(43)
Buy		356,978	11/2011	UAG	0	(4,572)	(4,572)
Buy	MYR	5,221	04/2012	UAG	0	(109)	(109)
Buy	PHP	147,700	03/2012	CBK	0	(56)	(56)

See Accompanying Notes	Semiannual Report	September 30, 2011	53

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	481,014	03/2012	JPM	$0	$(171)	$(171)
Buy	SGD	27,752	12/2011	JPM	0	(1,818)	(1,818)
Buy		7,400	12/2011	RYL	0	(464)	(464)
Buy		5,400	12/2011	UAG	0	(331)	(331)

					$13,756	$(25,038)	$(11,282)

(q)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,017,397	$0	$1,017,397
Industrials	0	1,149,531	3,224	1,152,755
Utilities	0	402,525	0	402,525
Convertible Bonds & Notes
Industrials	0	2,974	0	2,974
Municipal Bonds & Notes
California	0	133,211	0	133,211
Colorado	0	11,127	0	11,127
Connecticut	0	1,324	0	1,324
District of Columbia	0	9,086	0	9,086
Florida	0	2,137	0	2,137
Georgia	0	5,075	0	5,075
Illinois	0	7,126	0	7,126
Iowa	0	121	0	121
Michigan	0	13,348	0	13,348
Mississippi	0	3,731	0	3,731
New Jersey	0	39,265	0	39,265
New York	0	75,523	0	75,523
Ohio	0	43,935	0	43,935
Pennsylvania	0	3,894	0	3,894
Puerto Rico	0	56	0	56
Texas	0	98,289	0	98,289
West Virginia	0	1,711	0	1,711
U.S. Government Agencies	0	1,336,189	0	1,336,189
U.S. Treasury Obligations	0	1,311,248	0	1,311,248
Mortgage-Backed Securities	0	224,469	0	224,469
Asset-Backed Securities	0	39,180	7,071	46,251
Sovereign Issues	0	307,414	2,537	309,951
Common Stocks
Financials	81	0	0	81

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Convertible Preferred Securities
Banking & Finance	$7,541	$0	$0	$7,541
Preferred Securities
Banking & Finance	0	0	347	347
Short-Term Instruments
Certificates of Deposit	0	6,290	0	6,290
Repurchase Agreements	0	14,320	0	14,320
Short-Term Notes	0	13,958	0	13,958
U.S. Treasury Bills	0	17,817	0	17,817
PIMCO Short-Term Floating NAV Portfolio	117,189	0	0	117,189
Purchased Options
Interest Rate Contracts	0	45	0	45
	$124,811	$6,292,316	$13,179	$6,430,306

Short Sales, at value	$0	$(35,731)	$0	$(35,731)

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	0	13,756	0	13,756
Interest Rate Contracts	7,638	1,585	0	9,223
	$7,638	$15,341	$0	$22,979

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,335)	0	(3,335)
Foreign Exchange Contracts	0	(25,038)	0	(25,038)
Interest Rate Contracts	0	(8,290)	(145)	(8,435)
	$0	$(36,663)	$(145)	$(36,808)

Totals	$132,449	$6,235,263	$13,034	$6,380,746

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$0	$0	$0	$0	$0	$3,224	$0	$3,224	$0
Asset-Backed Securities	7,116	0	0	12	0	(57)	0	0	7,071	(57)
Sovereign Issues	0	0	0	0	0	0	2,537	0	2,537	0
Preferred Securities
Banking & Finance	349	0	0	0	0	(2)	0	0	347	(2)

	$7,465	$0	$0	$12	$0	$(59)	$5,761	$0	$13,179	$(59)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(234)	$0	$0	$0	$0	$89	$0	$0	$(145)	$89

Totals	$7,231	$0	$0	$12	$0	$30	$5,761	$0	$13,034	$30

54	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(r)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$45	$45
Unrealized appreciation on foreign currency contracts	0	0	0	13,756	0	13,756
Unrealized appreciation on OTC swap agreements	0	0	0	0	1,585	1,585

	$0	$0	$0	$13,756	$1,630	$15,386

Liabilities:
Written options outstanding	$0	$0	$0	$0	$8,435	$8,435
Variation margin payable on financial derivative instruments (2)	0	0	0	0	421	421
Unrealized depreciation on foreign currency contracts	0	0	0	25,038	0	25,038
Unrealized depreciation on OTC swap agreements	0	3,335	0	0	0	3,335

	$0	$3,335	$0	$25,038	$8,856	$37,229

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$1,695	$0	$0	$19,689	$21,384
Net realized gain on foreign currency transactions	0	0	0	10,090	0	10,090

	$0	$1,695	$0	$10,090	$19,689	$31,474

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(624)	$(624)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(4,511)	0	0	7,625	3,114
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(14,333)	0	(14,333)

	$0	$(4,511)	$0	$(14,333)	$7,001	$(11,843)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $7,638 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	September 30, 2011	55

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

September 30, 2011 (Unaudited)

(s)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(931)	$937	$6
BPS	(2,400)	2,120	(280)
BRC	1,285	(1,590)	(305)
CBK	(11,673)	10,156	(1,517)
DUB	(3,368)	4,158	790
FBL	569	(290)	279
GLM	(69)	170	101
HUS	606	(490)	116
JPM	(3,056)	2,100	(956)
MSC	5,320	(4,735)	585
MYC	(5)	(150)	(155)
RBC	5,717	(4,250)	1,467
RYL	(856)	670	(186)
UAG	(8,540)	7,290	(1,250)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

56	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.4%

BANKING & FINANCE 2.9%
Bank of America Corp.
0.509% due 10/14/2016	$5,000	$3,906
0.837% due 09/11/2012	11,405	11,198
Goldman Sachs Group, Inc.
0.449% due 02/06/2012	5,100	5,092
HSBC Finance Corp.
0.499% due 01/15/2014	5,000	4,717
0.756% due 06/01/2016	3,000	2,678
International Lease Finance Corp.
5.250% due 01/10/2013	2,900	2,809
Morgan Stanley
0.729% due 10/15/2015	3,000	2,536
U.S. Trade Funding Corp.
4.260% due 11/15/2014	2,650	2,747

		35,683

INDUSTRIALS 0.5%
Cal Dive I - Title XI, Inc.
4.930% due 02/01/2027	3,184	3,680
Loews Corp.
5.250% due 03/15/2016	3,000	3,267

		6,947

Total Corporate Bonds & Notes (Cost $43,947)		42,630

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.8%
Anaheim, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 02/01/2039	5,345	5,329
Los Angeles, California Community College District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	2,300	2,459
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	2,000	2,096

		9,884

CONNECTICUT 0.1%
Connecticut State General Obligation Bonds, Series 2008
5.850% due 03/15/2032	600	722

NEW YORK 0.4%
New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2011
5.000% due 06/15/2043	4,200	4,517
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	818

		5,335

PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	3,350	236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.1%
Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	$100	$111
Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	355	454
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	100	105

		670

Total Municipal Bonds & Notes (Cost $15,632)		16,847

U.S. GOVERNMENT AGENCIES 22.1%
Fannie Mae
0.000% due 06/01/2017 - 05/15/2030	16,282	9,657
0.295% due 07/25/2037	839	809
0.430% due 03/18/2031	475	476
0.685% due 10/25/2030	10	9
0.835% due 10/25/2017	114	115
1.135% due 04/25/2032	106	107
1.300% due 03/25/2022	89	90
1.452% due 06/01/2043 - 03/01/2044	1,161	1,175
2.125% due 10/01/2024	58	60
2.220% due 08/01/2026	14	15
2.250% due 03/15/2016	1,000	1,051
2.335% due 11/01/2023	113	119
2.350% due 07/01/2035	254	269
2.502% due 05/01/2025	14	15
2.518% due 02/01/2028	14	15
2.782% due 12/01/2027	58	61
2.811% due 11/01/2034	275	290
2.875% due 10/01/2024	1	1
2.882% due 04/01/2028	64	67
4.250% due 04/25/2037	389	426
4.500% due 10/25/2023 - 06/25/2025	5,997	6,691
5.000% due 08/25/2033 - 08/25/2036	10,937	12,399
5.375% due 04/11/2022	11,900	12,174
5.380% due 07/01/2033	2,256	2,543
5.500% due 11/25/2033 - 08/25/2035	9,482	11,392
5.625% due 04/17/2028	200	261
6.000% due 05/17/2027	666	736
6.250% due 12/25/2013	2	2
6.500% due 02/01/2022 - 08/01/2037	5,142	5,936
6.625% due 11/15/2030	1,400	2,092
6.750% due 06/25/2032	6,440	7,540
6.900% due 05/25/2023	118	135
6.950% due 07/25/2020	32	36
7.000% due 12/25/2022 - 03/01/2038	4,416	5,141
7.800% due 10/25/2022	21	26
9.000% due 08/01/2021 - 11/01/2030	61	72
Federal Farm Credit Bank
5.050% due 03/28/2019	1,000	1,216
5.125% due 07/09/2029	675	819
5.150% due 03/25/2020	1,000	1,220
5.750% due 12/07/2028	500	652
Federal Housing Administration
6.896% due 07/01/2020	917	908
7.000% due 11/25/2019	252	249

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.430% due 11/01/2019 - 06/01/2024	$404	$401
Financing Corp.
0.000% due 09/26/2019	2,500	2,141
Freddie Mac
0.629% due 01/15/2033	237	238
0.729% due 04/15/2029 - 12/15/2032	275	277
0.779% due 06/15/2031	111	112
1.250% due 09/15/2021	41	41
1.451% due 10/25/2044	5,773	5,946
1.652% due 07/25/2044	1,551	1,582
2.230% due 10/25/2023	66	65
2.375% due 05/01/2022	5	5
2.381% due 10/01/2026	22	22
2.387% due 01/01/2028	93	97
2.396% due 01/01/2028	20	21
2.446% due 06/01/2022	4	4
2.450% due 09/01/2027	33	34
2.494% due 02/01/2028	57	57
2.529% due 12/01/2024	44	47
4.000% due 09/15/2030	31	32
4.500% due 02/15/2035 - 07/15/2035	13,835	15,225
5.000% due 02/15/2032 - 07/15/2033	5,178	5,551
5.500% due 12/15/2021 - 06/15/2035	5,306	6,729
5.625% due 11/23/2035	19,400	21,727
6.000% due 05/15/2028 - 05/15/2036	11,300	13,420
6.250% due 09/15/2023 - 07/15/2032	1,855	1,901
6.500% due 08/01/2022 - 10/25/2043	1,580	1,771
7.000% due 07/15/2012 - 01/15/2024	431	493
Ginnie Mae
1.180% due 03/20/2031	676	678
2.125% due 11/20/2021 - 11/20/2027	200	208
2.375% due 02/20/2017 - 05/20/2030	888	922
2.500% due 12/20/2020 - 05/20/2032	228	237
2.625% due 09/20/2017 - 09/20/2026	279	289
3.000% due 12/20/2017 - 06/20/2021	56	57
3.500% due 03/20/2021	12	11
6.000% due 08/20/2033	3,265	3,853
6.500% due 08/20/2034 - 09/20/2034	45	51
7.000% due 03/16/2029	598	679
Israel Government AID Bond
0.000% due 05/15/2021 - 05/15/2023	19,158	14,575
5.500% due 12/04/2023 - 09/18/2033	3,300	4,249
NCUA Guaranteed Notes
0.594% due 11/06/2017	2,329	2,329
Overseas Private Investment Corp.
4.736% due 03/15/2022	3,467	3,537
Private Export Funding Corp.
5.000% due 12/15/2016	7,200	8,484

See Accompanying Notes	Semiannual Report	September 30, 2011	57

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residual Funding Corp. Principal Strip
0.000% due 07/15/2020	$500	$418
Resolution Funding Corp. Interest Strip
0.000% due 10/15/2028 - 04/15/2029	12,439	7,100
Small Business Administration
5.240% due 08/01/2023	3,328	3,685
Tennessee Valley Authority
0.000% due 05/01/2030	7,400	3,940
4.625% due 09/15/2060	5,000	6,113
4.875% due 01/15/2048	11,700	14,633
5.250% due 09/15/2039	6,100	7,868
5.375% due 04/01/2056	12,800	17,650
5.880% due 04/01/2036	5,800	8,038

Total U.S. Government Agencies (Cost $232,982)		274,610

U.S. TREASURY OBLIGATIONS 75.3%
U.S. Treasury Bonds
3.500% due 02/15/2039 (g)	145,150	161,910
3.750% due 08/15/2041 (f)	6,200	7,247
4.250% due 11/15/2040	122,200	155,022
4.375% due 11/15/2039 (d)(f)(g)	13,300	17,153
4.375% due 05/15/2041	12,500	16,201
4.500% due 05/15/2038	8,900	11,630
5.250% due 11/15/2028	2	3
5.250% due 02/15/2029	15,300	20,956
5.375% due 02/15/2031 (f)	190,890	269,483
5.500% due 08/15/2028	8,800	12,328
8.000% due 11/15/2021	4,200	6,570
U.S. Treasury Inflation Protected Securities (b)
1.750% due 01/15/2028	323	376
2.375% due 01/15/2025	539	667
2.375% due 01/15/2027	1,513	1,894
2.500% due 01/15/2029	3,448	4,431
3.375% due 04/15/2032	6,237	9,218
3.625% due 04/15/2028	2,095	3,019
3.875% due 04/15/2029	1,100	1,657
U.S. Treasury Strips
0.000% due 11/15/2024	32,100	23,142
0.000% due 11/15/2027	97,900	62,507
0.000% due 05/15/2028	43,300	26,844
0.000% due 08/15/2028	28,500	17,860
0.000% due 05/15/2030	21,800	12,863
0.000% due 08/15/2032	12,300	6,559
0.000% due 02/15/2033	20,400	10,693
0.000% due 05/15/2033	41,600	21,591
0.000% due 05/15/2034	800	400
0.000% due 11/15/2034	2,300	1,129
0.000% due 05/15/2037	2,400	1,081
0.000% due 02/15/2038	7,400	3,327
0.000% due 05/15/2038	5,700	2,542
0.000% due 11/15/2039	18,500	7,864
0.000% due 11/15/2040	30,900	12,726
0.000% due 02/15/2041	59,190	24,200

Total U.S. Treasury Obligations (Cost $833,513)		935,093

MORTGAGE-BACKED SECURITIES 5.1%
American Home Mortgage Investment Trust
2.162% due 09/25/2035	127	126
Banc of America Funding Corp.
2.733% due 02/20/2036	2,484	2,156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.589% due 07/10/2043	$254	$262
5.451% due 01/15/2049	372	399
5.706% due 02/10/2051	551	589
Bear Stearns Adjustable Rate Mortgage Trust
2.727% due 10/25/2035	2,200	2,072
2.767% due 02/25/2033	32	26
2.846% due 02/25/2034	575	499
2.866% due 01/25/2034	207	196
5.316% due 04/25/2033	123	116
Bear Stearns Alt-A Trust
2.772% due 09/25/2035	1,129	766
Bear Stearns Commercial Mortgage Securities
5.694% due 06/11/2050	1,120	1,198
5.746% due 09/11/2042	771	830
5.905% due 06/11/2040	963	1,025
Bear Stearns Mortgage Securities, Inc.
3.523% due 06/25/2030	6	6
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	241	243
5.886% due 11/15/2044	406	438
Commercial Mortgage Pass-Through Certificates
6.008% due 12/10/2049	513	556
Countrywide Alternative Loan Trust
0.415% due 05/25/2047	1,267	693
0.445% due 05/25/2035	1,069	608
5.500% due 10/25/2033	7,756	7,836
Countrywide Home Loan Mortgage Pass-Through Trust
0.525% due 04/25/2035	339	206
0.555% due 03/25/2035	1,858	936
0.575% due 06/25/2035	1,240	1,077
6.000% due 10/25/2034	6,316	6,384
Credit Suisse First Boston Mortgage Securities Corp.
2.440% due 07/25/2033	596	513
6.500% due 04/25/2033	6	7
First Horizon Asset Securities, Inc.
2.565% due 12/25/2033	518	475
First Republic Mortgage Loan Trust
0.715% due 06/25/2030	120	113
GMAC Mortgage Corp. Loan Trust
2.959% due 06/25/2034	712	587
Greenwich Capital Commercial Funding Corp.
4.619% due 08/10/2042	277	284
5.381% due 03/10/2039	591	594
GS Mortgage Securities Corp.
1.142% due 03/06/2020	852	847
GSR Mortgage Loan Trust
6.000% due 03/25/2032	1	1
Harborview Mortgage Loan Trust
0.450% due 05/19/2035	868	535
0.470% due 03/19/2036	987	577
2.777% due 07/19/2035	1,138	873
Impac CMB Trust
0.735% due 10/25/2035	4,701	2,765
4.991% due 09/25/2034	1,992	1,949
JPMorgan Chase Commercial Mortgage Securities Corp.
5.794% due 02/12/2051	574	622
5.882% due 02/15/2051	206	220
5.914% due 02/12/2049	804	857
5.932% due 02/12/2049	2,708	2,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.860% due 07/25/2035	$805	$761
MASTR Asset Securitization Trust
5.500% due 09/25/2033	266	276
Merrill Lynch Floating Trust
0.764% due 07/09/2021	1,500	1,445
Morgan Stanley Capital
0.290% due 10/15/2020	421	419
Nomura Asset Acceptance Corp.
2.496% due 10/25/2035	4,369	2,824
Residential Accredit Loans, Inc.
0.535% due 08/25/2035	815	455
0.635% due 01/25/2033	75	71
0.635% due 03/25/2033	256	230
6.000% due 06/25/2036	2,716	1,639
Sequoia Mortgage Trust
0.580% due 10/19/2026	49	42
0.580% due 07/20/2033	947	795
0.990% due 10/20/2027	30	26
Structured Adjustable Rate Mortgage Loan Trust
0.455% due 05/25/2037	2,645	1,429
Structured Asset Mortgage Investments, Inc.
0.445% due 04/25/2036	2,450	1,394
0.455% due 05/25/2036	295	153
0.890% due 09/19/2032	35	29
1.070% due 10/19/2033	236	177
Structured Asset Securities Corp.
2.303% due 01/25/2032	3	2
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021	533	514
5.090% due 07/15/2042	178	181
WaMu Mortgage Pass-Through Certificates
0.465% due 04/25/2045	655	512
0.495% due 11/25/2045	65	50
0.545% due 01/25/2045	1,210	927
1.052% due 12/25/2046	1,137	748
1.242% due 02/25/2046	1,801	1,260
1.448% due 05/25/2041	88	76
1.642% due 06/25/2042	59	45
1.642% due 08/25/2042	38	32
2.838% due 08/25/2046	701	475
Wells Fargo Mortgage-Backed Securities Trust
2.731% due 03/25/2036	2,072	1,749

Total Mortgage-Backed Securities (Cost $74,185)		62,682

ASSET-BACKED SECURITIES 0.4%
Amortizing Residential Collateral Trust
0.815% due 07/25/2032	23	20
0.878% due 06/25/2032	14	12
Bear Stearns Asset-Backed Securities Trust
0.895% due 10/25/2032	140	120
1.235% due 11/25/2042	896	769
Carrington Mortgage Loan Trust
0.555% due 10/25/2035	266	243
CIT Group Home Equity Loan Trust
0.505% due 06/25/2033	30	25
Conseco Financial Corp.
7.200% due 04/15/2026	1	1
Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036	29	19
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036	3	3

58	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSRPM Mortgage Loan Trust
0.355% due 03/25/2035	$5	$5
Home Equity Mortgage Trust
0.415% due 05/25/2036	1,674	1,558
L.A. Arena Funding LLC
7.656% due 12/15/2026	69	71
Massachusetts Educational Financing Authority
1.203% due 04/25/2038	963	960
SACO, Inc.
0.995% due 11/25/2035	684	563
Soundview Home Equity Loan Trust
0.295% due 11/25/2036	228	61
Washington Mutual Asset-Backed Certificates
0.295% due 10/25/2036	273	193

Total Asset-Backed Securities (Cost $5,283)		4,623

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 13.7%

REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.090% due 10/03/2011	$1,000	$1,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $1,022. Repurchase proceeds are $1,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	2,840	2,840
(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 12/29/2011 valued at $2,900. Repurchase proceeds are $2,840.)

		3,840

U.S. TREASURY BILLS 0.2%
0.019% due 03/01/2012 - 03/29/2012 (a)(e)	2,250	2,250

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 13.2%
16,385,835	$164,071

Total Short-Term Instruments (Cost $170,184)	170,161

PURCHASED OPTIONS (i) 0.0%
(Cost $29)	6

Total Investments 121.4% (Cost $1,375,755)	$1,506,652

Written Options (j) (0.2%) (Premiums $3,347)	(2,425)

Other Assets and Liabilities (Net) (21.2%)	(263,531)

Net Assets 100.0%	$1,240,696

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $921 have been pledged as collateral as of September 30, 2011 for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $1,350 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $41,542 at a weighted average interest rate of 0.109%. On September 30, 2011, securities valued at $58,158 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $4,484 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2012	812	$522
90-Day Eurodollar June Futures	Long	06/2013	560	356
90-Day Eurodollar March Futures	Long	03/2012	648	460
90-Day Eurodollar March Futures	Long	03/2013	797	815

				$2,153

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Bank of America Corp.	CBK	(1.000%	)	12/20/2016	4.177%	$	5,000	$681	$204	$477
HSBC Finance Corp.	BPS	(0.165%	)	12/20/2013	2.234%		5,000	223	0	223
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	2.614%		3,000	307	0	307
International Lease Finance Corp.	GST	(0.200%	)	03/20/2013	7.234%		2,900	276	0	276
Loews Corp.	JPM	(0.280%	)	03/20/2016	0.806%		3,000	68	0	68
Wells Fargo Bank N.A.	GST	(0.140%	)	03/20/2015	1.597%		5,000	244	0	244

								$1,799	$204	$1,595

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Bank of America Corp.	JPM	1.000%	09/20/2012	4.591%	$	1,900	$(64)	$(84)	$20

See Accompanying Notes	Semiannual Report	September 30, 2011	59

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(i)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	12,000	$29	$6

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	131	$68	$(40)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	131	33	(70)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	547	157	(78)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,998	672	(1,361)

				$930	$(1,549)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013	$	473,200	$2,063	$(774)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		12,000	68	(15)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		6,100	69	0

								$2,200	$(789)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$8,000	$66	$(27)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	16,800	151	(60)

						$217	$(87)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	512	$36,800	$569
Sales	3,592	499,800	3,559
Closing Buys	(1,041)	(20,500)	(661)
Expirations	0	0	0
Exercised	(256)	0	(120)

Balance at 09/30/2011	2,807	$516,100	$3,347

60	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$35,683	$0	$35,683
Industrials	0	6,947	0	6,947
Municipal Bonds & Notes
California	0	9,884	0	9,884
Connecticut	0	722	0	722
New York	0	5,335	0	5,335
Puerto Rico	0	236	0	236
Texas	0	670	0	670
U.S. Government Agencies	0	270,723	3,887	274,610
U.S. Treasury Obligations	0	935,093	0	935,093
Mortgage-Backed Securities	0	62,682	0	62,682
Asset-Backed Securities	0	4,623	0	4,623
Short-Term Instruments
Repurchase Agreements	0	3,840	0	3,840
U.S. Treasury Bills	0	2,250	0	2,250

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
PIMCO Short-Term Floating NAV Portfolio	$164,071	$0	$0	$164,071
Purchased Options
Interest Rate Contracts	0	6	0	6
	$164,071	$1,338,694	$3,887	$1,506,652

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	1,615	0	1,615
Interest Rate Contracts	2,153	0	0	2,153
	$2,153	$1,615	$0	$3,768

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(2,338)	$(87)	$(2,425)

Totals	$166,224	$1,337,971	$3,800	$1,507,995

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
U.S. Government Agencies	$5,217	$0	$(1,342)	$(164)	$(1)	$177	$0	$0	$3,887	$7

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(141)	$0	$0	$0	$0	$54	$0	$0	$(87)	$54

Totals	$5,076	$0	$(1,342)	$(164)	$(1)	$231	$0	$0	$3,800	$61

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$6	$6
Unrealized appreciation on OTC swap agreements	0	1,615	0	0	0	1,615

	$0	$1,615	$0	$0	$6	$1,621

Liabilities:
Written options outstanding	$0	$0	$0	$0	$2,425	$2,425
Variation margin payable on financial derivative instruments (2)	0	0	0	0	126	126

	$0	$0	$0	$0	$2,551	$2,551

See Accompanying Notes	Semiannual Report	September 30, 2011	61

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$375	$0	$0	$4,924	$5,299

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(81)	$(81)
Net change in unrealized appreciation on futures contracts, written options and swaps	0	844	0	0	2,934	3,778

	$0	$844	$0	$0	$2,853	$3,697

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,153 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BPS	$223	$(270)	$(47)
CBK	594	(570)	24
DUB	(774)	921	147
GLM	(9)	0	(9)
GST	520	(380)	140
JPM	311	(270)	41
MYC	0	(65)	(65)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

62	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 152.3%
Fannie Mae
0.000% due 07/25/2022 (c)	$28	$26
0.288% due 12/25/2036	4,737	4,543
0.355% due 03/25/2034	939	938
0.385% due 08/25/2034 - 10/25/2035	10,383	10,160
0.475% due 06/25/2033	112	107
0.495% due 06/25/2032	311	313
0.535% due 03/25/2018	474	475
0.575% due 11/25/2032	194	180
0.585% due 11/25/2032	12	12
0.630% due 04/18/2028	5	4
0.685% due 05/25/2023	657	663
0.735% due 03/25/2017 - 07/25/2034	1,597	1,600
0.745% due 10/25/2031	99	99
0.900% due 02/25/2024	469	476
1.231% due 05/01/2033	436	447
1.235% due 04/25/2032	438	449
1.250% due 04/25/2023	2	2
1.452% due 08/01/2042 - 10/01/2044	3,330	3,358
1.696% due 08/01/2027	725	746
1.751% due 03/01/2032	85	88
1.922% due 02/01/2035	88	92
1.936% due 01/01/2035	160	168
1.943% due 01/01/2035	106	110
1.951% due 01/01/2035	162	170
1.965% due 03/01/2035	17	17
1.982% due 01/01/2035	503	528
2.042% due 05/01/2035	578	603
2.045% due 05/01/2035	91	95
2.108% due 02/01/2035	208	217
2.110% due 03/01/2035 - 04/01/2035	704	731
2.119% due 11/01/2035	187	192
2.137% due 12/01/2034	15	15
2.138% due 12/01/2034	134	140
2.149% due 01/01/2035	89	93
2.199% due 12/01/2034	729	752
2.218% due 03/01/2035	48	50
2.232% due 10/01/2035	41	43
2.304% due 11/01/2034	45	47
2.315% due 09/01/2034	694	720
2.339% due 02/01/2035	60	63
2.374% due 04/01/2033	223	234
2.375% due 03/01/2027	89	92
2.378% due 02/01/2035	122	128
2.384% due 02/01/2035	115	121
2.385% due 10/01/2028	12	13
2.393% due 05/25/2035 - 08/01/2036	1,719	1,810
2.400% due 12/01/2035	586	610
2.401% due 07/01/2035	222	234
2.467% due 06/01/2030	13	13
2.468% due 07/01/2035	102	108
2.494% due 10/01/2035	133	140
2.495% due 05/01/2035	290	305
2.585% due 02/01/2035	109	114
2.665% due 07/01/2035	143	151
2.755% due 10/01/2032 - 09/01/2035	893	913
3.000% due 10/01/2026	2,000	2,061
3.500% due 01/01/2026 - 10/01/2041	87,936	91,469
3.571% due 02/01/2036	341	344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.938% due 05/01/2023	$12	$12
4.000% due 08/01/2018 - 05/01/2041	116,824	122,825
4.500% due 08/01/2020 - 11/01/2041	83,334	88,478
5.000% due 12/01/2014 - 10/01/2041	84,052	90,559
5.075% due 11/01/2018	1	1
5.310% due 11/01/2035	386	416
5.362% due 11/01/2035	375	404
5.500% due 08/01/2024 - 10/01/2041	30,411	33,071
5.990% due 08/01/2017	1,099	1,204
6.000% due 07/01/2017 - 10/01/2041	26,030	28,780
6.500% due 06/01/2021 - 01/01/2039	10,850	12,048
7.000% due 09/25/2023	2	2
7.500% due 09/01/2034	2	3
7.750% due 08/25/2022	5	6
8.200% due 04/25/2025	5	6
Federal Housing Administration
7.430% due 06/01/2019	214	212
Freddie Mac
0.379% due 08/15/2019	1,134	1,132
0.529% due 04/15/2017	1	1
0.629% due 06/15/2032 - 12/15/2032	430	431
0.679% due 12/15/2031	259	260
0.729% due 09/15/2030	27	27
1.150% due 02/15/2021	445	446
1.451% due 10/25/2044	2,099	2,162
1.452% due 02/25/2045	522	502
1.574% due 11/25/2019 (b)	7,928	683
2.379% due 02/01/2035	22	23
2.455% due 07/01/2030	8	8
2.472% due 02/01/2028	156	159
2.477% due 01/01/2035	110	115
2.490% due 01/01/2034	42	44
2.493% due 11/01/2031	61	64
2.496% due 10/01/2036	806	852
2.500% due 02/01/2035 - 04/01/2035	388	409
2.552% due 09/01/2035	2,381	2,510
2.578% due 05/01/2032	22	22
2.586% due 09/01/2035	465	491
2.607% due 01/01/2035	2,045	2,162
2.610% due 02/01/2018	36	37
2.650% due 03/01/2035	41	44
2.652% due 02/01/2035	63	67
2.726% due 06/01/2035	78	82
2.731% due 03/01/2034	790	832
2.977% due 08/01/2036	88	94
3.500% due 12/15/2022	1	1
4.000% due 10/01/2041	32,600	34,148
4.408% due 11/01/2028	4	4
4.500% due 03/15/2021 - 10/01/2041	36,001	38,105
4.579% due 08/01/2025	4	4
4.662% due 03/01/2035	151	159
5.000% due 10/01/2029 - 05/01/2041	21,624	23,251
5.163% due 05/01/2035	322	341
5.500% due 12/01/2017 - 06/01/2040	30,799	33,444
6.000% due 01/01/2038 - 08/01/2039	12,989	14,273

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 12/15/2023 - 05/15/2028	$903	$1,046
8.000% due 06/15/2026	15	18
Ginnie Mae
0.429% due 02/16/2032 - 07/16/2032	248	248
0.479% due 08/16/2032	1,027	1,028
0.779% due 04/16/2032	230	231
2.375% due 02/20/2017 - 03/20/2027	19	20
2.500% due 12/20/2021	7	7
2.625% due 07/20/2022 - 08/20/2026	33	34
3.500% due 02/20/2018 - 11/01/2041	12,504	13,022
4.000% due 03/20/2016 - 11/01/2041	43,040	46,026
4.500% due 08/20/2033 - 11/01/2041	6,722	7,316
5.000% due 10/01/2041	29,000	31,850
5.500% due 02/15/2038 - 10/01/2041	8,422	9,307
6.000% due 02/15/2032 - 10/01/2041	7,273	8,127
6.500% due 07/15/2024 - 08/15/2038	1,872	2,137
7.500% due 08/15/2027	2	2

Total U.S. Government Agencies (Cost $772,890)		784,227

MORTGAGE-BACKED SECURITIES 12.7%
American Home Mortgage Assets
0.525% due 08/25/2037	2,000	224
American Home Mortgage Investment Trust
0.475% due 05/25/2047	324	40
Banc of America Funding Corp.
0.520% due 05/20/2035	163	85
5.747% due 01/20/2047	1,236	832
Banktrust Mortgage Trust
5.700% due 12/01/2023	30	28
Bear Stearns Alt-A Trust
3.883% due 08/25/2036 (a)	5,629	1,133
5.064% due 11/25/2036	2,194	1,238
CBA Commercial Small Balance Commercial Mortgage
0.515% due 12/25/2036	571	401
CC Mortgage Funding Corp.
0.365% due 05/25/2048	1,652	656
0.515% due 01/25/2035	101	71
Citigroup Mortgage Loan Trust, Inc.
1.035% due 08/25/2035	1,171	854
Commercial Mortgage Pass-Through Certificates
0.442% due 02/05/2019	2,000	1,925
Countrywide Alternative Loan Trust
0.430% due 07/20/2046	254	99
0.445% due 05/25/2035	976	554
0.465% due 08/25/2046	227	38
0.485% due 09/25/2046	450	61
0.485% due 10/25/2046	245	76
0.495% due 07/25/2046	450	49
0.505% due 05/25/2036	238	53
0.510% due 09/20/2046	450	49
0.575% due 10/25/2046	450	21
0.585% due 06/25/2037	384	58
0.605% due 11/25/2035	84	16
0.655% due 12/25/2035	129	40

See Accompanying Notes	Semiannual Report	September 30, 2011	63

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
0.525% due 02/25/2035	$29	$18
0.525% due 04/25/2035	576	350
0.535% due 04/25/2046	272	54
0.555% due 03/25/2035	459	277
0.575% due 03/25/2036	146	55
0.585% due 02/25/2036	151	44
0.695% due 09/25/2034	536	143
3.030% due 04/25/2035	1,176	678
4.729% due 02/25/2047	3,330	1,689
4.859% due 03/25/2037 (a)	3,139	1,380
Greenpoint Mortgage Funding Trust
0.435% due 10/25/2046	418	96
0.435% due 12/25/2046 (a)	428	59
0.465% due 06/25/2045	475	272
0.505% due 04/25/2036	232	34
0.555% due 09/25/2046 (a)	430	50
0.575% due 10/25/2046	423	52
GSR Mortgage Loan Trust
0.495% due 08/25/2046	319	86
Harborview Mortgage Loan Trust
0.480% due 09/19/2046	197	35
Homebanc Mortgage Trust
0.415% due 12/25/2036	414	269
Indymac Index Mortgage Loan Trust
0.435% due 11/25/2046	410	91
0.485% due 02/25/2037	450	73
JPMorgan Alternative Loan Trust
0.736% due 06/27/2037	4,899	3,863
JPMorgan Chase Commercial Mortgage Securities Corp.
0.604% due 07/15/2019	8,512	8,187
2.382% due 06/15/2043 (b)	21,905	1,720
4.388% due 02/16/2046	2,000	2,056
MASTR Adjustable Rate Mortgages Trust
0.535% due 05/25/2047	450	126
0.575% due 05/25/2047	450	51
MASTR Alternative Loans Trust
0.635% due 03/25/2036	1,534	409
Mellon Residential Funding Corp.
0.929% due 11/15/2031	329	291
Morgan Stanley Dean Witter Capital
5.500% due 04/25/2017	5	5
Mortgage Equity Conversion Asset Trust
0.590% due 01/25/2042	2,474	2,290
0.600% due 10/25/2041	2,096	1,985
0.640% due 02/25/2042	391	367
0.670% due 05/25/2042	11,438	10,838
Opteum Mortgage Acceptance Corp.
0.495% due 07/25/2035	377	344
Prime Mortgage Trust
5.000% due 02/25/2019	99	101
RBSSP Resecuritization Trust
0.718% due 11/21/2035	6,448	6,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc.
0.435% due 12/25/2046 (a)	$439	$93
0.465% due 05/25/2037	314	72
0.505% due 05/25/2046 (a)	422	73
3.105% due 08/25/2035 (a)	255	115
Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031	354	380
RiverView HECM Trust
0.295% due 07/25/2047	436	414
Sequoia Mortgage Trust
0.580% due 10/19/2026	209	180
0.990% due 10/20/2027	61	52
Structured Adjustable Rate Mortgage Loan Trust
2.696% due 09/25/2035	3,917	2,784
Structured Asset Mortgage Investments, Inc.
0.535% due 08/25/2036	450	113
0.890% due 09/19/2032	104	86
Structured Asset Securities Corp.
0.735% due 12/25/2033	847	792
Thornburg Mortgage Securities Trust
6.159% due 09/25/2037	327	306
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021	1,230	1,187
WaMu Mortgage Pass-Through Certificates
0.455% due 07/25/2046 (a)	161	10
0.750% due 07/25/2044	362	194
0.935% due 12/25/2045	376	52
1.242% due 02/25/2046	982	687
2.255% due 03/25/2033	934	861
2.838% due 10/25/2046	4,782	3,317
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.485% due 07/25/2046	102	20
1.012% due 04/25/2047	314	84

Total Mortgage-Backed Securities (Cost $76,211)		65,159

ASSET-BACKED SECURITIES 2.6%
Amortizing Residential Collateral Trust
0.815% due 07/25/2032	25	22
0.935% due 10/25/2031	17	13
Amresco Residential Securities Mortgage Loan Trust
0.730% due 06/25/2028	286	209
0.790% due 06/25/2027	183	167
0.790% due 09/25/2027	449	357
0.865% due 09/25/2028	680	503
Argent Securities, Inc.
1.085% due 11/25/2034	1,042	603
Capital Auto Receivables Asset Trust
1.679% due 10/15/2012	72	72
Centex Home Equity
0.535% due 01/25/2032	28	23
CIT Group Home Equity Loan Trust
0.505% due 06/25/2033	90	74

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance
1.729% due 05/15/2032	$739	$492
Countrywide Asset-Backed Certificates
0.575% due 06/25/2033	483	404
EMC Mortgage Loan Trust
0.985% due 08/25/2040	177	124
GSAA Trust
0.535% due 03/25/2037	565	272
0.535% due 05/25/2047	1,896	1,077
Home Equity Asset Trust
0.835% due 11/25/2032	2	2
Lehman XS Trust
0.465% due 06/25/2046 (a)	91	5
0.555% due 11/25/2046	450	42
Morgan Stanley Mortgage Loan Trust
0.465% due 02/25/2037	154	58
0.595% due 04/25/2037	1,234	478
Renaissance Home Equity Loan Trust
0.995% due 12/25/2032	54	37
Residential Asset Mortgage Products, Inc.
0.635% due 06/25/2047	700	303
Salomon Brothers Mortgage Securities, Inc.
1.210% due 10/25/2028	467	427
SLM Student Loan Trust
1.753% due 04/25/2023	7,356	7,566
Specialty Underwriting & Residential Finance
0.915% due 01/25/2034	35	26
Structured Asset Securities Corp.
0.815% due 01/25/2033	31	27
United National Home Loan Owner Trust
7.410% due 03/25/2025	197	186

Total Asset-Backed Securities (Cost $14,430)		13,569

SHORT-TERM INSTRUMENTS 3.9%

U.S. TREASURY BILLS 0.1%
0.010% due 11/10/2011 - 03/22/2012 (d)(f)	440	440

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 3.8%
	1,954,280	19,568

Total Short-Term Instruments (Cost $20,010)		20,008

Total Investments 171.5% (Cost $883,541)		$882,963

Other Assets and Liabilities (Net) (71.5%)		(368,011)

Net Assets 100.0%		$514,952

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $440 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.

64	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(g)	Securities with an aggregate market value of $78 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
U.S. Treasury 10-Year Note December Futures	Short	12/2011	20	$(29)

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized Appreciation
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GST	(2.500%	)	10/11/2021	$	500	$172	$0	$172

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Receive	Interest and paydown on FFCA Secured Lending Corp. 8.180% due 09/18/2027	8.180%	09/18/2027	MYC	$	3,000	$1,916	$900	$1,016

(i)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	10/01/2026	$41,000	$42,857	$(42,832)
Fannie Mae	3.500%	10/01/2041	30,000	30,185	(30,849)
Fannie Mae	4.000%	10/01/2041	114,000	118,412	(119,593)
Fannie Mae	4.000%	11/01/2041	7,000	7,286	(7,322)
Fannie Mae	5.000%	10/01/2026	400	431	(430)
Ginnie Mae	4.000%	10/01/2041	20,000	21,340	(21,409)
Ginnie Mae	6.500%	10/01/2041	200	225	(227)

				$220,736	$(222,662)

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
U.S. Government Agencies	$0	$784,015	$212	$784,227
Mortgage-Backed Securities	0	49,237	15,922	65,159
Asset-Backed Securities	0	13,569	0	13,569
Short-Term Instruments
U.S. Treasury Bills	0	440	0	440
PIMCO Short-Term Floating NAV Portfolio	19,568	0	0	19,568
	$19,568	$847,261	$16,134	$882,963

Short Sales, at value	$0	$(222,662)	$0	$(222,662)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$172	$0	$172
Interest Rate Contracts	0	0	1,016	1,016
	$0	$172	$1,016	$1,188

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(29)	$0	$0	$(29)

Totals	$19,539	$624,771	$17,150	$661,460

See Accompanying Notes	Semiannual Report	September 30, 2011	65

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
U.S. Government Agencies	$223	$0	$(12)	$0	$0	$1	$0	$0	$212	$1
Mortgage-Backed Securities	16,469	0	(452)	17	29	(141)	0	0	15,922	(132)

	$16,692	$0	$(464)	$17	$29	$(140)	$0	$0	$16,134	$(131)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$1,028	$0	$0	$0	$0	$(12)	$0	$0	$1,016	$(12)

Totals	$17,720	$0	$(464)	$17	$29	$(152)	$0	$0	$17,150	$(143)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on OTC swap agreements	$0	$172	$0	$0	$1,016	$1,188

Liabilities:
Variation margin payable on financial derivative instruments (2)	$0	$0	$0	$0	$2	$2

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$2,438	$0	$0	$(128)	$2,310

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(1,553)	$0	$0	$(41)	$(1,594)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(29) as reported in the Notes to Schedule of Investments.

66	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
GST	$172	$(100)	$72
MYC	1,916	(2,460)	(544)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	67

Schedule of Investments PIMCO Total Return Fund II

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 25.2%

BANKING & FINANCE 18.1%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013	$3,100	$3,287
American Express Bank FSB
5.500% due 04/16/2013	500	528
American Express Centurion Bank
6.000% due 09/13/2017	4,000	4,498
American Express Co.
7.000% due 03/19/2018	200	237
American Express Credit Corp.
5.875% due 05/02/2013	2,800	2,971
American International Group, Inc.
0.360% due 10/18/2011	100	100
4.950% due 03/20/2012	1,200	1,207
5.050% due 10/01/2015	10,300	10,095
5.450% due 05/18/2017	30,700	29,488
5.600% due 10/18/2016	18,300	18,134
5.850% due 01/16/2018	11,500	11,434
6.250% due 05/01/2036	1,452	1,402
6.400% due 12/15/2020	3,500	3,577
8.250% due 08/15/2018	7,700	8,566
Bank of America Corp.
1.673% due 01/30/2014	12,400	11,239
5.650% due 05/01/2018	9,200	8,756
8.125% due 12/29/2049	4,900	4,172
Bank of America N.A.
0.627% due 06/15/2016	200	155
5.300% due 03/15/2017	325	294
6.000% due 10/15/2036	1,300	1,194
6.100% due 06/15/2017	16,100	15,021
Capital One Capital VI
8.875% due 05/15/2040	700	715
CBA Capital Trust I
5.805% due 08/29/2049	5,200	5,000
CIT Group, Inc.
7.000% due 05/01/2014	213	217
7.000% due 05/01/2015	381	379
7.000% due 05/01/2016	635	617
7.000% due 05/01/2017	889	864
Citigroup, Inc.
0.474% due 03/16/2012	132	131
1.136% due 02/15/2013	10,200	10,060
1.696% due 01/13/2014	5,500	5,357
2.286% due 08/13/2013	2,600	2,573
4.750% due 05/19/2015	16,200	16,623
5.300% due 10/17/2012	1,000	1,025
5.500% due 08/27/2012	3,025	3,105
5.500% due 04/11/2013	11,200	11,533
5.625% due 08/27/2012	2,500	2,546
5.850% due 07/02/2013	700	726
6.000% due 08/15/2017	7,900	8,400
8.125% due 07/15/2039	600	723
8.500% due 05/22/2019	2,900	3,512
Fifth Third Bancorp
6.250% due 05/01/2013	350	371
8.250% due 03/01/2038	16,000	19,239
General Electric Capital Corp.
5.875% due 01/14/2038	10,200	10,515
6.375% due 11/15/2067	100	94
6.875% due 01/10/2039	3,900	4,502
Goldman Sachs Group, Inc.
1.269% due 02/07/2014	22,600	21,670
5.375% due 03/15/2020	300	299
5.625% due 01/15/2017	5,800	5,636
5.950% due 01/18/2018	7,375	7,610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 04/01/2018	$4,700	$4,882
6.250% due 09/01/2017	6,300	6,574
HCP, Inc.
5.650% due 12/15/2013	2,300	2,417
6.300% due 09/15/2016	600	643
HSBC Bank USA N.A.
6.000% due 08/09/2017	55,500	59,621
International Lease Finance Corp.
6.625% due 11/15/2013	5,180	5,050
6.750% due 09/01/2016	2,000	2,015
JPMorgan Chase & Co.
1.097% due 05/02/2014	28,100	27,695
4.250% due 10/15/2020	500	503
6.000% due 01/15/2018	1,700	1,898
7.900% due 04/29/2049	41,600	42,988
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017	7,825	8,243
JPMorgan Chase Capital XX
6.550% due 09/15/2066	800	812
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	3,100	760
6.875% due 05/02/2018 (a)	1,200	298
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012	500	481
6.050% due 08/15/2012	325	328
6.400% due 08/28/2017	4,400	4,274
6.875% due 04/25/2018	24,400	24,465
MetLife Institutional Funding II
0.760% due 03/27/2012	5,000	5,006
MetLife, Inc.
6.400% due 12/15/2066	1,500	1,340
Morgan Stanley
1.233% due 04/29/2013	4,800	4,538
1.853% due 01/24/2014	800	747
2.786% due 05/14/2013	24,800	23,992
3.450% due 11/02/2015	300	277
5.300% due 03/01/2013	1,150	1,160
5.950% due 12/28/2017	225	219
7.300% due 05/13/2019	900	930
National City Bank
6.200% due 12/15/2011	375	378
Pacific LifeCorp
6.000% due 02/10/2020	1,100	1,179
Pricoa Global Funding I
0.353% due 01/30/2012	17,000	16,973
Principal Life Income Funding Trusts
5.300% due 04/24/2013	2,800	2,970
5.550% due 04/27/2015	4,000	4,455
SLM Corp.
4.000% due 07/25/2014	2,000	1,913
5.375% due 05/15/2014	400	394
6.250% due 01/25/2016	9,700	9,535
8.000% due 03/25/2020	4,200	4,157
State Street Capital Trust III
5.337% due 01/29/2049	3,500	3,502
State Street Capital Trust IV
1.347% due 06/01/2077	600	414
Toyota Motor Credit Corp.
4.360% due 09/10/2013	17,000	17,446
UBS Preferred Funding Trust V
6.243% due 05/29/2049	7,500	5,644
USB Capital IX
3.500% due 10/29/2049	700	494
Wachovia Corp.
5.625% due 10/15/2016	1,300	1,408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
7.980% due 03/29/2049	$38,906	$40,268
Weyerhaeuser Co.
7.375% due 03/15/2032	10,000	10,018
ZFS Finance USA Trust IV
5.875% due 05/09/2062	467	465

		634,166

INDUSTRIALS 6.1%
Abbott Laboratories
5.875% due 05/15/2016	325	383
Amgen, Inc.
6.900% due 06/01/2038	2,600	3,570
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	6,205	6,820
Comcast Corp.
5.875% due 02/15/2018	1,100	1,277
6.450% due 03/15/2037	1,100	1,273
Cox Communications, Inc.
4.625% due 06/01/2013	4,000	4,208
Daimler Finance North America LLC
7.300% due 01/15/2012	4,800	4,884
Dell, Inc.
5.650% due 04/15/2018	6,000	6,802
Dow Chemical Co.
2.500% due 02/15/2016	4,000	3,946
4.850% due 08/15/2012	7,223	7,438
General Mills, Inc.
5.250% due 08/15/2013	8,000	8,631
6.000% due 02/15/2012	211	215
GlaxoSmithKline Capital, Inc.
4.850% due 05/15/2013	325	347
International Business Machines Corp.
5.700% due 09/14/2017	23,200	27,659
7.625% due 10/15/2018	350	465
Kraft Foods, Inc.
2.625% due 05/08/2013	8,600	8,783
5.250% due 10/01/2013	20,000	21,353
6.125% due 08/23/2018	375	443
Marathon Oil Corp.
6.000% due 10/01/2017	325	372
McDonald‘s Corp.
5.800% due 10/15/2017	200	241
Oracle Corp.
4.950% due 04/15/2013	7,000	7,453
5.750% due 04/15/2018	6,900	8,241
PepsiCo, Inc.
5.000% due 06/01/2018	275	320
Plains All American Pipeline LP
4.250% due 09/01/2012	5,481	5,636
President and Fellows of Harvard College
6.500% due 01/15/2039	24,100	36,205
Roche Holdings, Inc.
6.000% due 03/01/2019	5,200	6,370
Rohm and Haas Co.
6.000% due 09/15/2017	2,100	2,379
Southern Co.
5.300% due 01/15/2012	4,000	4,048
Target Corp.
5.125% due 01/15/2013	6,200	6,556
Time Warner, Inc.
6.875% due 05/01/2012	380	392
UAL Pass-Through Trust
9.190% due 12/24/2013 (a)	4,338	1,714

68	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WM Wrigley Jr. Co.
3.050% due 06/28/2013	$3,000	$3,065
Yum! Brands, Inc.
6.250% due 03/15/2018	20,000	23,700

		215,189

UTILITIES 1.0%
Alltel Corp.
7.000% due 07/01/2012	2,000	2,088
Appalachian Power Co.
5.650% due 08/15/2012	3,165	3,285
AT&T, Inc.
4.950% due 01/15/2013	1,700	1,781
5.500% due 02/01/2018	1,700	1,967
6.300% due 01/15/2038	1,200	1,383
Cleco Power LLC
6.000% due 12/01/2040	7,500	8,962
Dominion Resources, Inc.
6.250% due 06/30/2012	6,934	7,196
DTE Energy Co.
1.031% due 06/03/2013	1,900	1,898
Entergy Corp.
3.625% due 09/15/2015	5,400	5,413
Qwest Corp.
8.875% due 03/15/2012	2,000	2,072
Verizon Communications, Inc.
5.250% due 04/15/2013	500	532

		36,577

Total Corporate Bonds & Notes (Cost $839,369)		885,932

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%
Boston Properties LP
2.875% due 02/15/2037	7,010	7,071

Total Convertible Bonds & Notes (Cost $7,083)		7,071

MUNICIPAL BONDS & NOTES 4.5%

ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,300	1,443

CALIFORNIA 1.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,193
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,200	1,560
7.043% due 04/01/2050	3,900	5,235
California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800	4,369
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	4,300	5,181
7.550% due 04/01/2039	6,200	7,603
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,500	3,095

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	$1,900	$2,014
California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,295
California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,105
California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	215
7.021% due 08/01/2040	300	322
California State Tobacco Securitization Agency Revenue Bonds, Series 2002
6.125% due 06/01/2043	2,000	1,574
Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	135
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,600	1,677
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,200	1,599
Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	6,300	6,675
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,600	8,218
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,151
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.125% due 06/01/2046	1,800	1,175
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	6,700	7,717
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	400	408

		63,516

FLORIDA 0.0%
Miami, Florida Rent Revenue Bonds, Series 1989
8.650% due 07/01/2019	125	160

ILLINOIS 0.5%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	2,000	2,442
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	600	671
6.899% due 12/01/2040	7,100	8,526
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	1,100	1,167
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	3,200	3,302

		16,108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$705	$666

MICHIGAN 0.2%
Michigan State Building Authority Revenue Notes, Series 2011
5.375% due 10/15/2041	5,000	5,438

NEBRASKA 0.1%
Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,600	2,995

NEVADA 0.2%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,100	2,603
Nevada State Truckee Meadows Water Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 07/01/2036	2,800	2,850

		5,453

NEW JERSEY 0.3%
New Jersey State Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 1997
0.000% due 02/15/2016	3,355	2,835
New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	7,200	7,227
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,340

		11,402

NEW YORK 0.8%
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,100	1,241
New York State Dormitory Authority Revenue Bonds, Series 2008
5.000% due 03/15/2026	9,460	10,439
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	13,300	15,220
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,100	1,280

		28,180

OHIO 0.1%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	2,500	3,556
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500	1,150

		4,706

TEXAS 0.5%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	6,400	7,869

See Accompanying Notes	Semiannual Report	September 30, 2011	69

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	$6,500	$8,142
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,200	1,235
Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	1,100	1,299

		18,545

Total Municipal Bonds & Notes (Cost $136,253)		158,612

U.S. GOVERNMENT AGENCIES 48.3%
Fannie Mae
0.295% due 12/25/2036	779	776
0.545% due 04/25/2037	2,292	2,287
0.675% due 10/25/2022	43	44
0.685% due 09/25/2035	4,374	4,385
0.700% due 05/25/2023	36	36
0.750% due 02/25/2022	17	17
0.800% due 01/25/2022	39	39
0.815% due 06/25/2041	31,916	32,135
0.850% due 08/25/2022	40	41
0.950% due 04/25/2022 - 09/25/2022	40	40
1.452% due 07/01/2044	369	371
1.625% due 10/26/2015	600	616
1.652% due 09/01/2040	1,926	1,966
1.700% due 02/01/2023	55	55
2.000% due 09/21/2015	3,800	3,936
2.174% due 01/01/2035	749	779
2.393% due 05/25/2035	378	393
2.430% due 09/01/2034	363	382
2.432% due 07/01/2020	59	60
2.450% due 12/01/2023 - 01/01/2024	57	59
2.494% due 10/01/2035	1,145	1,209
2.500% due 03/01/2024	1	1
2.643% due 04/01/2024	13	13
3.330% due 11/21/2021	300	301
3.980% due 07/01/2021	118,300	128,005
4.000% due 06/01/2025 - 10/01/2041	93,189	97,829
4.375% due 10/15/2015	800	909
4.500% due 09/01/2018 - 10/01/2041	503,098	534,667
4.700% due 09/01/2035	403	432
5.000% due 02/25/2017 - 10/01/2041	57,185	61,633
5.500% due 03/01/2022 - 10/01/2041	74,906	81,478
5.770% due 06/01/2013	584	614
6.000% due 05/01/2017 - 01/01/2039	111,143	122,548
6.062% due 05/01/2012	268	268
6.195% due 02/01/2012	319	318
6.322% due 12/25/2042	675	812
6.500% due 07/01/2013 - 06/25/2044	451	512
7.000% due 05/01/2012 - 09/25/2020	6	7
8.000% due 04/01/2015 - 10/01/2030	4	4
8.500% due 04/01/2017	1	1
9.000% due 12/01/2017 - 06/25/2018	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 07/25/2019	$58	$67
10.000% due 11/01/2021	2	2
FDIC Structured Sale Guaranteed Notes
0.721% due 11/29/2037	21,979	21,847
Freddie Mac
0.379% due 07/15/2019 - 08/15/2019	6,290	6,279
1.452% due 02/25/2045	334	321
2.439% due 12/01/2022	187	197
2.615% due 07/01/2030	51	52
3.347% due 02/01/2023	30	30
4.000% due 10/01/2041	456,000	477,660
4.500% due 10/01/2041	50,000	52,922
4.875% due 06/13/2018	2,800	3,357
5.000% due 02/15/2032	405	435
5.500% due 01/01/2018 - 07/01/2039	10,445	11,338
6.000% due 02/01/2016 - 10/01/2041	30,699	33,670
7.000% due 07/15/2022	619	699
7.500% due 01/15/2023	1,582	1,809
8.000% due 11/01/2025 - 06/15/2030	870	903
9.000% due 12/15/2020	42	47
9.250% due 11/15/2019	1	1
9.500% due 02/01/2018	5	5
10.000% due 03/01/2021	3	4
Ginnie Mae
0.629% due 04/16/2029 - 06/16/2031	106	106
0.829% due 02/16/2030	63	63
2.125% due 12/20/2029	414	429
2.375% due 06/20/2023 - 06/20/2027	1,238	1,284
2.625% due 09/20/2024 - 07/20/2030	953	990
6.000% due 01/15/2024	4	5
7.500% due 09/15/2014 - 09/15/2025	14	16
8.000% due 01/15/2022 - 08/15/2024	35	41
9.000% due 11/15/2017	12	13
9.500% due 01/20/2019 - 12/15/2021	6	7
Small Business Administration
7.970% due 01/25/2025	101	107

Total U.S. Government Agencies (Cost $1,656,941)		1,694,688

U.S. TREASURY OBLIGATIONS 22.0%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021	12,531	13,094
1.125% due 01/15/2021	310	339
1.750% due 01/15/2028 (e)(h)	31,751	36,844
2.000% due 01/15/2026 (e)	10,359	12,331
2.125% due 02/15/2040 (e)	26,865	34,266
2.125% due 02/15/2041	11,143	14,289
2.375% due 01/15/2025	1,558	1,928
2.375% due 01/15/2027 (e)(h)	32,379	40,552
2.500% due 01/15/2029 (e)(h)	47,567	61,130
3.625% due 04/15/2028	1,118	1,610
3.875% due 04/15/2029 (e)(h)	12,645	19,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
1.375% due 09/30/2018	$87,400	$87,100
1.500% due 07/31/2016 (g)	17,400	17,883
1.500% due 08/31/2018 (e)(g)(h)(i)	259,000	260,619
2.125% due 08/15/2021 (g)	34,300	34,970
2.625% due 08/15/2020	23,500	25,207
2.625% due 11/15/2020	19,900	21,315
3.000% due 02/28/2017	900	992
3.375% due 11/15/2019	1,500	1,703
3.500% due 05/15/2020	8,100	9,289
3.625% due 02/15/2020	6,400	7,398
3.625% due 02/15/2021 (e)(h)(i)	60,800	70,347

Total U.S. Treasury Obligations (Cost $755,518)		772,258

MORTGAGE-BACKED SECURITIES 5.9%
American Home Mortgage Investment Trust
2.218% due 02/25/2045	1,358	1,089
Banc of America Funding Corp.
2.717% due 05/25/2035	2,174	2,171
BCAP LLC Trust
5.250% due 08/26/2037	8,200	8,069
BCRR Trust
5.858% due 07/17/2040	1,400	1,364
Bear Stearns Adjustable Rate Mortgage Trust
2.730% due 04/25/2033	596	522
2.968% due 01/25/2035	4,189	3,492
5.399% due 02/25/2036	2,560	2,197
Bear Stearns Alt-A Trust
2.599% due 05/25/2035	3,821	2,806
2.772% due 09/25/2035	564	383
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044	500	518
5.471% due 01/12/2045	1,500	1,655
5.700% due 06/11/2050	5,000	5,411
Bear Stearns Mortgage Funding Trust
0.425% due 01/25/2037	10,799	5,760
Chase Mortgage Finance Corp.
5.374% due 12/25/2035	6,534	5,992
Citigroup Mortgage Loan Trust, Inc.
2.450% due 08/25/2035	2,425	2,019
2.500% due 12/25/2035	702	606
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046	2,600	2,741
Countrywide Alternative Loan Trust
0.415% due 05/25/2047	2,533	1,385
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036	951	709
2.774% due 02/20/2035	58	45
5.750% due 05/25/2033	8	8
Credit Suisse First Boston Mortgage Securities Corp.
2.538% due 09/25/2033	9,228	8,622
4.807% due 06/25/2032	61	50
Credit Suisse Mortgage Capital Certificates
0.399% due 10/15/2021	6,169	5,711
5.824% due 03/15/2039	500	526
DBUBS Mortgage Trust
3.386% due 07/10/2044	16,900	17,141
DLJ Acceptance Trust
11.000% due 08/01/2019	7	8

70	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Extended Stay America Trust
2.950% due 11/05/2027	$10,931	$10,790
GE Capital Commercial Mortgage Corp.
4.353% due 06/10/2048	4,219	4,217
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046	397	366
0.315% due 01/25/2047 (a)	366	345
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042	200	211
5.444% due 03/10/2039	2,200	2,292
GS Mortgage Securities Corp.
2.716% due 02/10/2021	11,800	11,840
GSR Mortgage Loan Trust
2.795% due 01/25/2036	15	14
5.151% due 11/25/2035	2,240	2,048
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	19	23
Homebanc Mortgage Trust
0.505% due 10/25/2035	7,362	4,805
Indymac ARM Trust
1.821% due 01/25/2032	21	17
Indymac Index Mortgage Loan Trust
5.127% due 11/25/2035	3,923	2,754
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043	5,000	4,934
4.158% due 01/12/2039	2,369	2,440
5.336% due 05/15/2047	3,700	3,838
5.420% due 01/15/2049	500	521
5.440% due 06/12/2047	1,300	1,356
5.714% due 03/18/2051	1,700	1,607
5.794% due 02/12/2051	3,000	3,251
5.882% due 02/15/2051	1,200	1,281
JPMorgan Mortgage Trust
5.018% due 02/25/2035	46	44
5.333% due 07/25/2035	4,726	4,539
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	700	713
5.485% due 03/12/2051	2,900	2,989
Morgan Stanley Capital
0.290% due 10/15/2020	502	499
5.439% due 02/12/2044	17,400	18,052
5.610% due 04/15/2049	4,478	4,630
5.809% due 12/12/2049	300	324
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035	3,821	3,748
Morgan Stanley Re-REMIC Trust
5.984% due 08/12/2045	4,200	4,208
Prime Mortgage Trust
0.635% due 02/25/2019	46	45
0.635% due 02/25/2034	468	435
RBSSP Resecuritization Trust
0.468% due 02/26/2037	4,722	4,038
Residential Funding Mortgage Securities
5.656% due 02/25/2036	468	319
Structured Asset Mortgage Investments, Inc.
0.890% due 09/19/2032	451	373
Structured Asset Securities Corp.
2.303% due 01/25/2032	61	51
2.661% due 02/25/2032	62	58
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046	1,460	1,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021	$1,803	$1,740
5.342% due 12/15/2043	3,800	3,892
WaMu Mortgage Pass-Through Certificates
0.525% due 10/25/2045	741	573
1.442% due 11/25/2042	266	219
2.575% due 05/25/2035	395	346
Wells Fargo Mortgage-Backed Securities Trust
0.735% due 07/25/2037	790	618
2.724% due 12/25/2034	4,158	3,980
2.731% due 03/25/2036	3,409	2,813
4.795% due 01/25/2035	52	48
5.250% due 05/25/2035	5,047	4,801

Total Mortgage-Backed Securities (Cost $208,364)		205,498

ASSET-BACKED SECURITIES 4.2%
ACE Securities Corp.
0.285% due 12/25/2036	179	174
Amortizing Residential Collateral Trust
0.878% due 06/25/2032	553	450
Bear Stearns Asset-Backed Securities Trust
0.295% due 01/25/2037	1,483	1,380
0.325% due 06/25/2047	526	507
Citibank Omni Master Trust
2.329% due 05/16/2016	31,850	32,126
2.979% due 08/15/2018	28,800	30,156
EMC Mortgage Loan Trust
0.605% due 05/25/2040	1,329	1,093
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036	13	13
Fremont Home Loan Trust
0.295% due 01/25/2037	181	171
GSPA Monetization Trust
6.422% due 10/09/2029	9,600	9,082
HSBC Home Equity Loan Trust
0.380% due 03/20/2036	5,471	5,028
0.390% due 01/20/2036	7,590	7,075
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034	107	79
Morgan Stanley IXIS Real Estate Capital Trust
0.285% due 11/25/2036	22	7
Quest Trust
0.355% due 08/25/2036	2,475	2,150
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)	892	254
SLM Student Loan Trust
0.547% due 03/15/2019	1,166	1,165
1.753% due 04/25/2023	9,513	9,783
2.350% due 04/15/2039	3,961	4,001
2.879% due 12/16/2019	1,000	1,019
3.500% due 08/17/2043	27,631	27,462
4.500% due 11/16/2043	2,254	2,157
6.229% due 07/15/2042	4,230	3,966
SMS Student Loan Trust
0.443% due 10/28/2028	4,661	4,646
0.453% due 04/28/2029	3,467	3,425
Structured Asset Securities Corp.
0.815% due 01/25/2033	169	148

Total Asset-Backed Securities (Cost $149,346)		147,517

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 1.7%

BANKING & FINANCE 1.7%
Wells Fargo & Co.
7.500% due 12/31/2049	58,200	$60,124

Total Convertible Preferred Securities (Cost $37,019)		60,124

PREFERRED SECURITIES 2.1%

BANKING & FINANCE 0.7%
CoBank ACB
7.000% due 12/31/2049	43,500	1,838
7.814% due 12/31/2049	105,000	4,905
DG Funding Trust
0.837% due 12/31/2049	1,568	11,814
Farm Credit Bank
10.000% due 12/31/2049	4,000	4,630

		23,187

COMMUNICATIONS 1.4%
Qwest Corp.
7.375% due 06/01/2051	2,000,000	50,180

Total Preferred Securities (Cost $79,038)		73,367

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.2%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$1,008	1,008

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,033. Repurchase proceeds are $1,008.)

U.S. TREASURY BILLS 0.7%
0.018% due 10/20/2011 - 03/22/2012 (b)(e)(f)	22,922	22,920

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 17.5%
	61,427,281	615,071

Total Short-Term Instruments (Cost $639,323)		638,999

PURCHASED OPTIONS (k) 0.0%
(Cost $189)		329

Total Investments 132.3% (Cost $4,508,443)		$4,644,395

Written Options (l) (0.3%) (Premiums $17,720)		(9,394)

Other Assets and Liabilities (Net) (32.0%)		(1,123,999)

Net Assets 100.0%		$3,511,002

See Accompanying Notes	Semiannual Report	September 30, 2011	71

Schedule of Investments PIMCO Total Return Fund II (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $54,974 have been pledged as collateral as of September 30, 2011 for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $290 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $14,679 at a weighted average interest rate of -0.033%. On September 30, 2011, securities valued at $68,872 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $11,846 and cash of $118 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	1,016	$665
90-Day Eurodollar December Futures	Long	12/2013	233	531
90-Day Eurodollar June Futures	Long	06/2012	6,370	6,524
90-Day Eurodollar June Futures	Long	06/2013	3,263	4,078
90-Day Eurodollar June Futures	Long	06/2014	45	130
90-Day Eurodollar March Futures	Long	03/2013	3,173	2,069
90-Day Eurodollar March Futures	Long	03/2014	239	628
90-Day Eurodollar September Futures	Long	09/2012	1,902	1,185
90-Day Eurodollar September Futures	Long	09/2013	1,047	1,279
U.S. Treasury 10-Year Note December Futures	Long	12/2011	285	202
U.S. Treasury 30-Year Bond December Futures	Long	12/2011	93	(249)

				$17,042

(i)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $7,682 and cash of $527 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.000%	08/26/2021	$5,900	$514	$36
Pay	3-Month USD-LIBOR	3.000%	08/26/2021	11,800	1,029	119
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	47,500	(16,525)	(2,031)

					$(14,982)	$(1,876)

(j)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)	Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	2.675%	$4,300	$(501)	$(180)	$(321)
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.686%	2,000	(24)	0	(24)
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	2.698%	5,800	(726)	(234)	(492)
California State General Obligation Bonds, Series 2003	MYC	2.250%	03/20/2021	2.392%	16,500	(147)	0	(147)
General Electric Capital Corp.	BOA	1.000%	03/20/2016	3.026%	17,100	(1,381)	(206)	(1,175)
General Electric Capital Corp.	BRC	0.640%	12/20/2012	2.549%	13,700	(312)	0	(312)
MetLife, Inc.	CBK	1.000%	12/20/2015	3.252%	3,800	(324)	(138)	(186)
MetLife, Inc.	DUB	1.000%	09/20/2015	3.199%	15,000	(1,188)	(985)	(203)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%	1,000	(79)	(64)	(15)
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	2.886%	6,100	(441)	(178)	(263)

						$(5,123)	$(1,985)	$(3,138)

72	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-8 5-Year Index 35-100%	CBK	0.355%	06/20/2012	$	7,992	$13	$0	$13
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,815	8	0	8
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		1,926	4	0	4
CDX.IG-9 5-Year Index 15-30%	MYC	0.963%	12/20/2012		4,800	48	0	48
CDX.IG-9 5-Year Index 30-100%	BRC	0.757%	12/20/2012		18,518	163	0	163
CDX.IG-9 5-Year Index 30-100%	GST	0.705%	12/20/2012		12,249	99	0	99
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,833	8	0	8
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		3,954	19	0	19
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		2,508	20	0	20
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		3,086	21	0	21
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		46,400	(720)	204	(924)
CDX.IG-16 5-Year Index	BPS	1.000%	06/20/2016		69,000	(1,071)	241	(1,312)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		5,600	(87)	27	(114)
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		27,900	(433)	106	(539)
CDX.IG-16 5-Year Index	MYC	1.000%	06/20/2016		1,400	(22)	7	(29)

						$(1,930)	$585	$(2,515)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	48,300	$164	$(63)	$227
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		9,800	22	(42)	64
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		19,100	235	(7)	242
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA		3,300	272	159	113
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		8,700	718	548	170
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		3,900	322	215	107
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		16,900	1,394	959	435
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	BOA		5,500	(81)	(26)	(55)
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	GLM		5,400	(79)	(22)	(57)
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	JPM		4,200	(61)	(19)	(42)
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	MYC		5,600	(82)	(26)	(56)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BPS		16,400	(5,582)	55	(5,637)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BRC		2,400	(817)	54	(871)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CBK		42,500	(14,466)	453	(14,919)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		2,000	(680)	(74)	(606)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	FBF		800	(273)	25	(298)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GLM		2,000	(681)	40	(721)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HUS		2,900	(987)	56	(1,043)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		3,800	(1,293)	(53)	(1,240)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RYL		19,500	(6,637)	448	(7,085)

							$(28,592)	$2,680	$(31,272)

See Accompanying Notes	Semiannual Report	September 30, 2011	73

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(k)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	47,800	$189	$329

(l)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	456	$363	$(98)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	52,000	$257	$(53)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		108,000	378	(387)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		102,000	131	(278)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		245,700	1,154	(402)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		44,500	91	(13)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		51,100	292	(63)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		136,000	157	(357)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		95,600	191	(18)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		57,900	219	(34)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		35,600	300	(24)
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		66,000	154	(307)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,300	29	(3)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		38,900	274	(295)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		33,200	197	(22)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		68,000	248	(371)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		46,000	162	(251)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		17,600	109	(12)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		156,000	1,228	(106)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		66,000	509	(500)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		45,300	488	(21)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		20,300	181	(9)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		52,400	571	(24)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		7,900	82	(5)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		30,400	331	(14)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		86,000	575	(650)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		66,000	344	(443)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		55,300	565	(25)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		18,800	184	(11)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		98,200	880	(45)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		28,300	700	(44)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		48,500	677	(648)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.800%	10/11/2011		39,500	36	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.750%	11/14/2011		71,000	175	(36)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		71,000	355	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		46,000	750	(615)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		12,600	229	(168)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		9,400	236	(15)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		67,200	933	(899)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		33,900	383	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		16,800	87	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		17,500	105	0

								$14,947	$(7,168)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BOA	Buy	0.850%	12/21/2011	$	24,000	$30	$(13)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.200%	12/21/2011		7,500	32	(105)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.800%	12/21/2011		15,900	80	(82)
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011		40,200	45	(21)

74	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaptions on Credit Indices (Cont.)
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	BPS	Sell	1.200%	12/21/2011	$	10,000	$43	$(140)
Call - OTC CDX.IG-16 5-Year Index	DUB	Buy	0.820%	12/21/2011		10,200	14	(4)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.820%	12/21/2011		10,800	15	(4)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.850%	12/21/2011		20,100	24	(10)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		2,900	2	(2)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.840%	12/21/2011		10,600	13	(5)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		2,500	3	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.800%	12/21/2011		23,600	28	(8)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		2,100	2	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	1.000%	12/21/2011		10,200	22	(15)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.500%	12/21/2011		10,200	74	(84)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		4,600	5	(2)
Put - OTC CDX.IG-16 5-Year Index	UAG	Sell	1.200%	12/21/2011		2,500	12	(35)

							$444	$(532)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	22,300	$118	$(83)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		20,700	105	(78)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		68,300	759	(694)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		55,700	606	(579)

						$1,588	$(1,434)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$7,000	$59	$(23)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	16,900	151	(60)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	6,500	84	(26)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	2,500	19	(14)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	6,700	65	(39)

						$378	$(162)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	2,168	$1,066,200	$10,624
Sales	1,550	2,593,800	12,767
Closing Buys	(3,262)	(794,800)	(5,230)
Expirations	0	0	0
Exercised	0	(84,000)	(441)

Balance at 09/30/2011	456	$2,781,200	$17,720

(m)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	6.000%	10/01/2041	$17,000	$18,761	$(18,650)

See Accompanying Notes	Semiannual Report	September 30, 2011	75

Schedule of Investments PIMCO Total Return Fund II (Cont.)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$634,166	$0	$634,166
Industrials	0	215,189	0	215,189
Utilities	0	36,577	0	36,577
Convertible Bonds & Notes
Banking & Finance	0	7,071	0	7,071
Municipal Bonds & Notes
Arizona	0	1,443	0	1,443
California	0	63,516	0	63,516
Florida	0	160	0	160
Illinois	0	16,108	0	16,108
Iowa	0	666	0	666
Michigan	0	5,438	0	5,438
Nebraska	0	2,995	0	2,995
Nevada	0	5,453	0	5,453
New Jersey	0	11,402	0	11,402
New York	0	28,180	0	28,180
Ohio	0	4,706	0	4,706
Texas	0	18,545	0	18,545
U.S. Government Agencies	0	1,672,540	22,148	1,694,688
U.S. Treasury Obligations	0	772,258	0	772,258
Mortgage-Backed Securities	0	185,589	19,909	205,498
Asset-Backed Securities	0	138,435	9,082	147,517
Convertible Preferred Securities
Banking & Finance	60,124	0	0	60,124

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Preferred Securities
Banking & Finance	$0	$11,373	$11,814	$23,187
Communications	50,180	0	0	50,180
Short-Term Instruments
Repurchase Agreements	0	1,008	0	1,008
U.S. Treasury Bills	0	22,919	0	22,919
PIMCO Short-Term Floating NAV Portfolio	615,072	0	0	615,072
Purchased Options
Interest Rate Contracts	0	329	0	329
	$725,376	$3,856,066	$62,953	$4,644,395

Short Sales, at value	$0	$(18,650)	$0	$(18,650)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	403	0	403
Interest Rate Contracts	17,291	1,513	0	18,804
	$17,291	$1,916	$0	$19,207

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,588)	0	(6,588)
Interest Rate Contracts	(249)	(41,927)	(1,596)	(43,772)
	$(249)	$(48,515)	$(1,596)	$(50,360)

Totals	$742,418	$3,790,817	$61,357	$4,594,592

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$4,944	$4,919	$(9,719)	$(152)	$0	$8	$0	$0	$0	$0
U.S. Government Agencies	25,847	300	(3,868)	0	0	(131)	0	0	22,148	(131)
Mortgage-Backed Securities	0	19,844	0	3	0	62	0	0	19,909	61
Asset-Backed Securities	0	9,716	(8)	0	0	(626)	0	0	9,082	(626)
Preferred Securities
Banking & Finance	11,909	0	0	0	0	(95)	0	0	11,814	(95)

	$42,700	$34,779	$(13,595)	$(149)	$0	$(782)	$0	$0	$62,953	$(791)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,796)	$0	$0	$0	$0	$1,200	$0	$0	$(1,596)	$1,200

Totals	$39,904	$34,779	$(13,595)	$(149)	$0	$418	$0	$0	$61,357	$409

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

76	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$329	$329
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	36	36
Unrealized appreciation on OTC swap agreements	0	403	0	0	1,358	1,761

	$0	$403	$0	$0	$1,723	$2,126

Liabilities:
Written options outstanding	$0	$532	$0	$0	$8,862	$9,394
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,545	1,545
Unrealized depreciation on OTC swap agreements	0	6,056	0	0	32,630	38,686

	$0	$6,588	$0	$0	$43,037	$49,625

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$1,610	$0	$0	$(40,054)	$(38,444)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$140	$140
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(8,439)	0	0	111	(8,328)

	$0	$(8,439)	$0	$0	$251	$(8,188)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $17,042 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(1,876) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(3,036)	$2,996	$(40)
BPS	(6,886)	6,130	(756)
BRC	(257)	0	(257)
CBK	(15,724)	15,225	(499)
DUB	(4,030)	4,096	66
FBF	(1,371)	1,243	(128)
GLM	(1,530)	1,290	(240)
GST	47	(260)	(213)
HUS	(987)	1,090	103
JPM	(2,219)	2,040	(179)
MYC	(289)	(450)	(739)
RYL	(7,793)	7,273	(520)
UAG	(537)	13,140	12,603

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	77

Schedule of Investments PIMCO Total Return Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%
AGFS Funding Co.
5.500% due 05/10/2017		$7,900	$6,942
Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012		1,000	998
Petroleum Export Ltd.
3.351% due 12/07/2012		2,262	2,254
Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011		1,000	984

Total Bank Loan Obligations (Cost $12,124)			11,178

CORPORATE BONDS & NOTES 26.7%

BANKING & FINANCE 20.2%
ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		700	528
Allied World Assurance Co. Holdings Ltd.
7.500% due 08/01/2016		100	114
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		3,000	3,181
Ally Financial, Inc.
3.478% due 02/11/2014		2,200	2,023
3.751% due 06/20/2014		800	731
4.500% due 02/11/2014		800	734
6.250% due 12/01/2017		3,200	2,802
6.625% due 05/15/2012		600	608
6.875% due 08/28/2012		1,600	1,634
7.500% due 12/31/2013		3,100	3,154
8.000% due 03/15/2020		5,000	4,641
American Express Bank FSB
0.369% due 05/29/2012		1,025	1,022
5.500% due 04/16/2013		300	317
6.000% due 09/13/2017		4,000	4,507
American Express Centurion Bank
6.000% due 09/13/2017		4,000	4,498
American Express Co.
7.000% due 03/19/2018		2,600	3,083
American Express Credit Corp.
5.875% due 05/02/2013		3,255	3,454
American General Institutional Capital
8.125% due 03/15/2046		14,550	13,532
American International Group, Inc.
0.360% due 10/18/2011		7,800	7,800
5.050% due 10/01/2015		400	392
5.850% due 01/16/2018		10,400	10,340
6.400% due 12/15/2020		21,000	21,460
8.000% due 05/22/2068	EUR	5,500	5,784
8.250% due 08/15/2018		$1,900	2,114
Australia & New Zealand Banking Group Ltd.
1.119% due 05/08/2013		10,400	10,437
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	15,000	14,035
Banco do Brasil S.A.
2.947% due 07/02/2014		$3,100	3,119
Banco Santander Brasil S.A.
4.250% due 01/14/2016		600	568
4.500% due 04/06/2015		500	485
Banco Santander Chile
1.501% due 04/20/2012		5,500	5,505
Bank of America Corp.
0.616% due 08/15/2016		1,400	1,066
5.650% due 05/01/2018		165	157
6.500% due 08/01/2016		17,500	17,407
8.000% due 12/29/2049 (g)		10,000	8,511
8.125% due 12/29/2049 (g)		10,000	8,514

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America N.A.
0.627% due 06/15/2016		$1,500	$1,164
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		1,000	1,003
Bank of Montreal
2.850% due 06/09/2015		2,000	2,114
Bank of Nova Scotia
1.650% due 10/29/2015		2,200	2,220
Barclays Bank PLC
5.450% due 09/12/2012		20,400	20,915
6.000% due 01/23/2018	EUR	5,000	6,003
6.050% due 12/04/2017		$2,400	2,207
7.375% due 06/29/2049		2,600	2,467
7.434% due 09/29/2049		3,700	3,052
BBVA Bancomer S.A.
4.500% due 03/10/2016		1,300	1,222
6.500% due 03/10/2021		2,600	2,424
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,900	10,125
7.250% due 02/01/2018		60	71
Berkshire Hathaway Finance Corp.
5.000% due 08/15/2013		85	91
BNP Paribas S.A.
0.646% due 04/08/2013		4,000	3,840
5.186% due 06/29/2049		900	630
BPCE S.A.
2.375% due 10/04/2013		900	876
C10 Capital SPV Ltd.
6.722% due 12/29/2049		2,500	1,175
Catlin Insurance Co. Ltd.
7.249% due 07/29/2049		150	130
CIT Group, Inc.
7.000% due 05/01/2014		880	899
7.000% due 05/01/2015		878	873
7.000% due 05/01/2016		1,464	1,422
7.000% due 05/01/2017		2,050	1,991
Citigroup, Inc.
0.474% due 03/16/2012		132	131
1.693% due 01/12/2012	EUR	6,000	8,023
1.695% due 06/28/2013		200	257
1.696% due 01/13/2014		$3,600	3,506
4.750% due 02/10/2019	EUR	2,575	2,787
5.365% due 03/06/2036 (m)	CAD	8,100	5,747
5.500% due 04/11/2013		$12,700	13,077
5.625% due 08/27/2012		2,200	2,241
5.850% due 07/02/2013		700	726
6.125% due 08/25/2036		1,700	1,445
6.400% due 03/27/2013	EUR	200	275
8.125% due 07/15/2039		$600	723
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	13,700	16,708
11.000% due 12/29/2049		$200	241
Credit Agricole S.A.
8.375% due 10/29/2049		12,000	9,510
Credit Suisse
2.200% due 01/14/2014		1,900	1,884
Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		2,500	2,466
Deutsche Bank AG
4.875% due 05/20/2013		590	610
6.000% due 09/01/2017		7,200	7,947
Deutsche Bank Capital Funding Trust I
4.901% due 12/29/2049		10,600	7,579
Dexia Credit Local
0.731% due 03/05/2013		22,500	22,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dexia Credit Local S.A.
0.733% due 04/29/2014		$10,400	$9,802
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		7,290	7,331
5.875% due 08/02/2021		600	599
7.000% due 04/15/2015		500	526
8.000% due 12/15/2016		3,500	3,830
8.700% due 10/01/2014		2,500	2,708
12.000% due 05/15/2015		7,600	9,177
Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	900	1,218
General Electric Capital Corp.
5.500% due 09/15/2067		10,500	11,395
6.375% due 11/15/2067		$400	377
6.875% due 01/10/2039		3,500	4,040
Goldman Sachs Group, Inc.
0.805% due 03/22/2016		100	86
1.905% due 02/04/2013	EUR	21,000	26,896
4.750% due 07/15/2013		$790	813
5.950% due 01/18/2018		8,500	8,771
6.250% due 09/01/2017		6,800	7,096
HCP, Inc.
6.300% due 09/15/2016		400	429
HSBC Bank PLC
2.000% due 01/19/2014		2,000	1,991
HSBC Finance Corp.
1.804% due 04/05/2013	EUR	3,500	4,563
HSBC Holdings PLC
6.500% due 05/02/2036		$3,800	3,834
6.500% due 09/15/2037		1,500	1,480
ING Bank NV
0.876% due 01/13/2012		3,800	3,799
2.000% due 10/18/2013		1,200	1,170
2.650% due 01/14/2013		500	497
International Lease Finance Corp.
6.750% due 09/01/2016		2,000	2,015
Intesa Sanpaolo SpA
2.708% due 02/24/2014		4,700	4,235
IPIC GMTN Ltd.
5.000% due 11/15/2020		1,100	1,133
John Deere Capital Corp.
4.500% due 04/03/2013		555	587
JPMorgan Chase & Co.
0.478% due 12/21/2011		8,700	8,702
1.786% due 09/26/2013	EUR	300	394
5.750% due 01/02/2013		$290	304
7.900% due 04/29/2049		4,340	4,485
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		5,700	6,004
JPMorgan Chase Capital XX
6.550% due 09/15/2066		700	711
Kreditanstalt fuer Wiederaufbau
2.000% due 09/07/2016	EUR	5,000	6,784
LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	500	573
LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	2,400	3,236
Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$3,200	784
Lloyds TSB Bank PLC
4.875% due 01/21/2016		1,200	1,185
Macquarie Group Ltd.
7.300% due 08/01/2014		11,900	12,899
Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		2,500	2,404

78	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.050% due 08/15/2012		$3,400	$3,432
6.150% due 04/25/2013		155	155
6.400% due 08/28/2017		4,000	3,886
6.500% due 07/15/2018		200	186
6.875% due 04/25/2018		1,970	1,975
6.875% due 11/15/2018		200	201
MetLife, Inc.
5.375% due 12/15/2012		10	10
Morgan Stanley
1.233% due 04/29/2013		2,900	2,742
1.870% due 03/01/2013	EUR	12,000	15,214
2.026% due 01/16/2017		100	107
2.786% due 05/14/2013		$11,700	11,319
3.450% due 11/02/2015		200	184
6.250% due 08/28/2017		1,300	1,286
7.300% due 05/13/2019		700	723
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	550	789
National Australia Bank Ltd.
0.966% due 04/11/2014		$9,500	9,476
1.202% due 07/25/2014		2,200	2,227
5.350% due 06/12/2013		3,100	3,278
Nationwide Building Society
6.250% due 02/25/2020		4,300	4,346
Nordea Bank AB
2.125% due 01/14/2014		900	894
Pacific LifeCorp
6.000% due 02/10/2020		1,000	1,072
Progressive Corp.
6.700% due 06/15/2067		4,000	3,975
Prudential Financial, Inc.
6.625% due 12/01/2037		800	880
Prudential Holdings LLC
8.695% due 12/18/2023		265	335
Regions Financial Corp.
6.375% due 05/15/2012		1,270	1,295
Resona Bank Ltd.
5.850% due 09/29/2049		800	789
Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		1,100	1,114
4.375% due 03/16/2016		3,300	3,160
5.000% due 11/12/2013		1,990	1,904
6.990% due 10/29/2049		4,400	2,816
7.640% due 03/29/2049		11,100	5,383
7.648% due 08/29/2049		4,100	2,685
Santander U.S. Debt S.A. Unipersonal
2.991% due 10/07/2013		2,000	1,923
SBAB Bank AB
3.125% due 03/23/2012		6,300	6,377
SLM Corp.
1.858% due 06/17/2013	EUR	3,750	4,783
3.125% due 09/17/2012		11,700	15,453
5.000% due 10/01/2013		$410	402
5.375% due 01/15/2013		3,000	3,001
5.375% due 05/15/2014		100	99
6.250% due 01/25/2016		500	491
8.000% due 03/25/2020		4,400	4,355
8.450% due 06/15/2018		100	104
Societe Generale S.A.
5.922% due 04/29/2049		2,200	1,292
Springleaf Finance Corp.
4.875% due 07/15/2012		1,000	938
5.375% due 10/01/2012		365	337
5.900% due 09/15/2012		300	277
6.900% due 12/15/2017		4,300	3,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Bank of India
4.500% due 07/27/2015		$2,600	$2,606
State Street Capital Trust IV
1.347% due 06/01/2077		600	414
Swedbank AB
3.625% due 12/02/2011	EUR	300	403
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$500	522
Temasek Financial I Ltd.
4.300% due 10/25/2019		2,300	2,463
UBS AG
1.253% due 01/28/2014		1,000	988
1.403% due 02/23/2012		3,900	3,911
5.750% due 04/25/2018		1,000	1,031
5.875% due 12/20/2017		2,500	2,578
UBS Preferred Funding Trust V
6.243% due 05/29/2049		7,400	5,568
USB Capital IX
3.500% due 10/29/2049		600	424
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		1,100	1,053
Wachovia Capital Trust III
5.570% due 03/29/2049		245	202
Wells Fargo Capital XIII
7.700% due 12/29/2049		11,000	11,055
Wells Fargo Capital XV
9.750% due 09/29/2049		13,800	13,793
Westpac Banking Corp.
1.099% due 03/31/2014 (g)		6,000	6,024
3.585% due 08/14/2014		2,300	2,459
Weyerhaeuser Co.
6.875% due 12/15/2033		5,000	4,865
7.375% due 03/15/2032		2,000	2,004
World Financial Properties Tower D Finance Corp.
6.950% due 09/01/2013		61	64
XL Group PLC
6.500% due 12/29/2049		220	175

			705,756

INDUSTRIALS 5.3%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		200	210
Cameron International Corp.
6.375% due 07/15/2018		125	147
Codelco, Inc.
6.150% due 10/24/2036		400	488
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		135	148
Comcast Corp.
5.875% due 02/15/2018		1,000	1,161
6.450% due 03/15/2037		1,000	1,157
6.500% due 11/15/2035		95	110
Commercial Metals Co.
7.350% due 08/15/2018		60	61
ConocoPhillips
4.400% due 05/15/2013		60	63
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		2,044	1,983
CSN Resources S.A.
6.500% due 07/21/2020		6,000	6,285
Dell, Inc.
5.650% due 04/15/2018		170	193
El Paso Natural Gas Co.
8.625% due 01/15/2022		1,000	1,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		$800	$792
6.212% due 11/22/2016		700	707
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		364	383
Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		800	847
General Mills, Inc.
5.250% due 08/15/2013		120	129
Gerdau Trade, Inc.
5.750% due 01/30/2021		13,000	12,448
Hewlett-Packard Co.
4.500% due 03/01/2013		135	141
International Business Machines Corp.
5.700% due 09/14/2017		28,100	33,501
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017		150	170
6.550% due 09/15/2040		500	562
Kraft Foods, Inc.
2.625% due 05/08/2013		1,835	1,874
6.125% due 02/01/2018		3,000	3,530
6.500% due 08/11/2017		360	428
6.875% due 02/01/2038		1,300	1,648
Noble Group Ltd.
4.875% due 08/05/2015		1,000	930
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,000	1,000
Oracle Corp.
4.950% due 04/15/2013		640	681
Pearson Dollar Finance PLC
5.500% due 05/06/2013		6,000	6,387
Pemex Project Funding Master Trust
5.750% due 03/01/2018		510	557
7.500% due 12/18/2013	GBP	200	331
PepsiCo, Inc.
4.650% due 02/15/2013		$165	174
Petrobras International Finance Co.
3.875% due 01/27/2016		8,600	8,617
7.875% due 03/15/2019		14,120	16,520
Petro-Canada
6.050% due 05/15/2018		65	76
Petroleos Mexicanos
8.000% due 05/03/2019		25,100	30,873
Plains All American Pipeline LP
6.650% due 01/15/2037		220	244
President and Fellows of Harvard College
6.000% due 01/15/2019		300	376
6.500% due 01/15/2039		21,000	31,548
Rohm and Haas Co.
6.000% due 09/15/2017		2,000	2,265
Suncor Energy, Inc.
5.950% due 12/01/2034		41	45
6.100% due 06/01/2018		65	76
Tennessee Gas Pipeline Co.
7.000% due 10/15/2028		8,400	9,893
Time Warner Cable, Inc.
5.850% due 05/01/2017		130	145
Time Warner, Inc.
7.625% due 04/15/2031		174	218
TransCanada Pipelines Ltd.
6.350% due 05/15/2067		365	364
Vale Overseas Ltd.
4.625% due 09/15/2020		1,300	1,274
6.250% due 01/23/2017		700	761
6.875% due 11/21/2036		700	758

See Accompanying Notes	Semiannual Report	September 30, 2011	79

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Volkswagen International Finance NV
0.824% due 10/01/2012		$900	$902
Xerox Corp.
5.500% due 05/15/2012		425	437

			185,906

UTILITIES 1.2%
AES Corp.
8.000% due 10/15/2017		30	30
Alltel Corp.
7.000% due 07/01/2012		2,000	2,089
American Electric Power Co., Inc.
5.250% due 06/01/2015		535	594
AT&T, Inc.
4.950% due 01/15/2013		2,800	2,934
5.500% due 02/01/2018		3,055	3,535
5.600% due 05/15/2018		115	133
6.300% due 01/15/2038		1,900	2,189
Consolidated Natural Gas Co.
5.000% due 03/01/2014		180	194
Dominion Resources, Inc.
5.000% due 03/15/2013		36	38
Duke Energy Carolinas LLC
5.100% due 04/15/2018		120	140
Enel Finance International NV
6.800% due 09/15/2037		4,300	4,034
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		600	582
Florida Power & Light Co.
5.550% due 11/01/2017		120	143
Florida Power Corp.
5.650% due 06/15/2018		130	155
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		400	447
10.500% due 03/25/2014		700	781
Nevada Power Co.
6.500% due 08/01/2018		120	145
New Cingular Wireless Services, Inc.
8.125% due 05/01/2012		200	208
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	201
4.750% due 02/16/2021		200	201
5.000% due 10/19/2025		4,300	4,227
Qwest Corp.
8.875% due 03/15/2012		15,050	15,596
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027		1,600	1,768
Southern California Edison Co.
5.625% due 02/01/2036		180	223
Southern California Gas Co.
5.450% due 04/15/2018		54	65
TNK-BP Finance S.A.
6.125% due 03/20/2012		700	711
Tokyo Electric Power Co., Inc.
1.500% due 05/30/2014	JPY	4,000	45
1.850% due 07/28/2014		19,000	216
Verizon Communications, Inc.
5.500% due 04/01/2017		$620	708
6.100% due 04/15/2018		140	167
Verizon Global Funding Corp.
7.750% due 12/01/2030		40	55
Verizon New Jersey, Inc.
5.875% due 01/17/2012		100	101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Virginia Electric and Power Co.
5.400% due 04/30/2018	$650	$767

		43,422

Total Corporate Bonds & Notes (Cost $933,269)		935,084

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%
Transocean, Inc.
1.500% due 12/15/2037	16,900	16,752

Total Convertible Bonds & Notes (Cost $15,742)		16,752

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.5%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,193
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,430
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	1,500	1,808
7.550% due 04/01/2039	1,500	1,839
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	700	795
California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	1,500	1,590
California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,177
California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,105
California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	215
7.021% due 08/01/2040	300	322
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	1,700	1,940
Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	135
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,500	3,113
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,151
University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	400	408

		18,221

GEORGIA 0.0%
Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	1,000	1,057

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.2%
Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$1,100	$1,226
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	1,100	1,167
Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	2,900	2,992

		5,385

NEBRASKA 0.1%
Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,100	2,419

NEVADA 0.1%
Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	1,900	2,355

NEW YORK 0.2%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,100	1,401
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,100	1,241
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	4,000	4,834

		7,476

OHIO 0.1%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	2,400	3,414

PENNSYLVANIA 0.0%
Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	1,100	1,262

TEXAS 0.2%
San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,300	4,058
Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	1,600	1,646

		5,704

Total Municipal Bonds & Notes (Cost $40,170)		47,293

U.S. GOVERNMENT AGENCIES 26.2%
Fannie Mae
0.295% due 07/25/2037	1,823	1,758
0.545% due 04/25/2037	2,246	2,241
0.685% due 09/25/2035	4,289	4,300
1.452% due 07/01/2044	315	316
1.828% due 08/01/2035	2,526	2,607
2.000% due 09/21/2015	1,300	1,346
2.105% due 01/01/2035	492	513
2.179% due 08/01/2035	978	1,014
2.281% due 07/01/2035	2,492	2,619

80	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.374% due 03/01/2033	$29	$31
2.393% due 05/25/2035	302	315
2.430% due 09/01/2034	284	299
2.512% due 07/01/2034	19	20
3.930% due 04/01/2038	487	513
4.000% due 09/01/2039 - 10/01/2041	101,352	106,349
4.375% due 10/15/2015	100	114
4.500% due 03/01/2014 - 10/01/2041	382,664	406,685
4.700% due 09/01/2035	403	432
4.816% due 04/01/2038	305	326
4.900% due 04/01/2038	417	445
5.000% due 02/01/2034 - 10/01/2041	5,915	6,389
5.500% due 12/01/2018 - 06/01/2039	37,239	40,836
5.784% due 02/01/2031	3	3
5.791% due 09/01/2037	237	255
6.000% due 10/01/2016 - 10/01/2041	71,565	78,781
6.500% due 04/01/2013 - 06/25/2044	440	490
7.000% due 03/01/2013 - 10/01/2031	20	22
7.500% due 09/01/2015 - 02/01/2027	181	208
Federal Housing Administration
7.430% due 01/25/2023	520	516
Freddie Mac
0.379% due 07/15/2019 - 08/15/2019	5,734	5,725
1.452% due 02/25/2045	271	261
2.439% due 12/01/2022	30	32
2.533% due 04/01/2033	5	6
2.615% due 07/01/2030	15	15
3.382% due 08/15/2032	450	478
4.000% due 10/01/2041	59,000	61,802
4.500% due 10/01/2041	112,000	118,545
4.875% due 06/13/2018	1,000	1,199
4.911% due 04/01/2038	594	634
5.500% due 06/01/2019 - 10/01/2041	7,524	8,164
6.000% due 02/01/2016 - 10/01/2041	18,812	20,625
6.500% due 05/01/2016 - 05/15/2032	15,193	17,341
7.000% due 11/01/2011 - 07/01/2029	1,087	1,243
7.500% due 09/01/2025	13	14
Ginnie Mae
0.829% due 02/16/2030	80	80
1.750% due 02/20/2032	590	609
2.125% due 10/20/2024 - 12/20/2026	213	221
2.375% due 06/20/2022 - 01/20/2026	416	431
2.625% due 09/20/2023 - 08/20/2027	224	233
6.000% due 04/15/2037	159	180
7.000% due 12/15/2011 - 02/20/2032	24	28
10.250% due 02/15/2017	324	351
Small Business Administration
4.430% due 05/01/2029	11,813	12,886
5.130% due 09/01/2023	475	520

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.520% due 06/01/2024		$3,259	$3,611

Total U.S. Government Agencies (Cost $893,113)			914,977

U.S. TREASURY OBLIGATIONS 14.0%
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (e)(h)(i)		68,275	70,531
0.625% due 07/15/2021		12,932	13,513
1.125% due 01/15/2021		2,789	3,048
1.750% due 01/15/2028 (e)(h)		3,667	4,255
2.000% due 01/15/2026 (h)		1,935	2,304
2.125% due 02/15/2040 (h)		24,043	30,666
2.125% due 02/15/2041		11,452	14,686
2.375% due 01/15/2025 (e)		1,558	1,928
2.375% due 01/15/2027 (h)		2,129	2,666
2.500% due 07/15/2016		19,243	22,112
2.500% due 01/15/2029 (e)(h)		20,626	26,508
3.625% due 04/15/2028		1,118	1,610
3.875% due 04/15/2029 (e)(h)(i)		8,384	12,632
U.S. Treasury Notes
1.375% due 09/30/2018		6,000	5,979
1.500% due 07/31/2016		27,700	28,468
1.500% due 08/31/2018 (e)(g)(i)		150,000	150,937
2.125% due 08/15/2021		29,100	29,668
2.625% due 08/15/2020		9,400	10,083
2.625% due 11/15/2020		8,900	9,533
3.375% due 11/15/2019		1,000	1,136
3.500% due 05/15/2020		4,500	5,161
3.625% due 02/15/2020		3,600	4,162
3.625% due 02/15/2021		33,900	39,223

Total U.S. Treasury Obligations (Cost $482,238)			490,809

MORTGAGE-BACKED SECURITIES 7.1%
American Home Mortgage Investment Trust
2.218% due 02/25/2045		1,068	857
Arran Residential Mortgages Funding PLC
2.735% due 05/16/2047	EUR	1,437	1,920
2.935% due 05/16/2047		4,900	6,525
Banc of America Funding Corp.
2.717% due 05/25/2035		$1,474	1,472
Banc of America Large Loan, Inc.
1.979% due 11/15/2015		966	863
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		99	104
BCAP LLC Trust
5.756% due 03/26/2037		600	455
BCRR Trust
5.858% due 07/17/2040		1,450	1,412
Bear Stearns Adjustable Rate Mortgage Trust
2.767% due 02/25/2033		64	51
2.957% due 01/25/2034		1,052	978
5.680% due 02/25/2033		45	43
Bear Stearns Alt-A Trust
2.599% due 05/25/2035		2,392	1,757
2.772% due 09/25/2035		1,166	791
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/2044		1,000	1,036
5.471% due 01/12/2045		2,800	3,089

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036		$5,072	$3,042
4.719% due 12/26/2046		1,476	903
Citigroup Commercial Mortgage Trust
5.886% due 12/10/2049		15,000	16,239
Citigroup Mortgage Loan Trust, Inc.
2.500% due 12/25/2035		570	493
2.736% due 03/25/2034		75	67
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037		399	284
Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		1,600	1,687
Countrywide Alternative Loan Trust
0.415% due 05/25/2047		2,154	1,177
Countrywide Home Loan Mortgage Pass-Through Trust
2.595% due 02/20/2036		770	574
2.774% due 02/20/2035		3,537	2,754
3.033% due 11/25/2034		2,048	1,551
5.750% due 05/25/2033		8	8
Credit Suisse Mortgage Capital Certificates
5.824% due 03/15/2039		1,400	1,471
Eclipse Ltd.
1.003% due 01/25/2020	GBP	11,104	14,416
European Loan Conduit
1.685% due 05/15/2019	EUR	361	408
GE Capital Commercial Mortgage Corp.
6.070% due 06/10/2038		$91	91
Granite Master Issuer PLC
0.320% due 12/20/2054		20,399	19,348
0.330% due 12/20/2054		945	896
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		345	318
0.315% due 01/25/2047 (a)		334	315
Greenpoint Mortgage Pass-Through Certificates
2.810% due 10/25/2033		1,242	1,004
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	528
5.444% due 03/10/2039		3,000	3,125
GSR Mortgage Loan Trust
5.151% due 11/25/2035		2,106	1,925
Harborview Mortgage Loan Trust
2.765% due 07/19/2035		1,824	1,232
Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	2,600	3,485
HSBC Asset Loan Obligation
2.870% due 09/25/2037		$9,839	5,588
Indymac ARM Trust
1.821% due 01/25/2032		10	8
Indymac Index Mortgage Loan Trust
2.441% due 01/25/2036		2,366	1,331
JPMorgan Chase Commercial Mortgage Securities Corp.
4.070% due 11/15/2043		1,200	1,184
5.336% due 05/15/2047		3,600	3,734
5.440% due 06/12/2047		2,000	2,087
5.714% due 03/18/2051		1,800	1,702
5.794% due 02/12/2051		2,000	2,167
JPMorgan Mortgage Trust
5.750% due 01/25/2036		1,687	1,589
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		2,100	2,167
Mellon Residential Funding Corp.
0.709% due 06/15/2030		1,533	1,418

See Accompanying Notes	Semiannual Report	September 30, 2011	81

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Floating Trust
0.764% due 07/09/2021		$6,199	$5,972
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		1,353	905
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		600	611
5.485% due 03/12/2051		3,000	3,092
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		310	255
1.222% due 10/25/2035		338	275
Morgan Stanley Capital
0.290% due 10/15/2020		469	467
4.970% due 12/15/2041		676	712
5.809% due 12/12/2049		20,600	22,235
6.080% due 06/11/2049		10,300	10,974
Morgan Stanley Dean Witter Capital
4.920% due 03/12/2035		555	574
Morgan Stanley Re-REMIC Trust
5.984% due 08/12/2045		3,800	3,770
Permanent Master Issuer PLC
0.329% due 10/15/2033		20,000	19,959
Prime Mortgage Trust
0.635% due 02/25/2019		26	26
0.635% due 02/25/2034		242	225
Structured Adjustable Rate Mortgage Loan Trust
5.363% due 07/25/2035		488	396
Structured Asset Mortgage Investments, Inc.
0.365% due 03/25/2037		3,202	1,706
0.480% due 07/19/2035		2,683	2,255
Structured Asset Securities Corp.
2.655% due 10/25/2035		1,042	827
2.661% due 02/25/2032		29	27
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046		1,298	1,292
5.403% due 10/25/2046		7,758	7,459
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021		1,680	1,622
5.308% due 11/15/2048		2,000	2,140
5.342% due 12/15/2043		4,000	4,097
5.678% due 05/15/2046		580	619
WaMu Mortgage Pass-Through Certificates
0.525% due 10/25/2045		588	454
1.442% due 11/25/2042		231	190
2.635% due 03/25/2037		5,656	4,585
Wells Fargo Mortgage-Backed Securities Trust
2.723% due 07/25/2035		12,256	11,258
2.731% due 03/25/2036		2,718	2,243
6.000% due 04/25/2037		15,500	14,103
6.000% due 08/25/2037		1,111	1,021

Total Mortgage-Backed Securities (Cost $228,772)			248,015

ASSET-BACKED SECURITIES 2.2%
AMMC CDO
0.537% due 05/03/2018		15,685	15,140
Asset-Backed Securities Corp. Home Equity
0.510% due 09/25/2034		778	678
AUTO ABS SRL
1.748% due 10/25/2020	EUR	639	841
Bear Stearns Asset-Backed Securities Trust
0.295% due 01/25/2037		$1,348	1,254
Carrington Mortgage Loan Trust
0.555% due 10/25/2035		386	353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	1,200	$1,607
Countrywide Asset-Backed Certificates
0.285% due 07/25/2037		$1,665	1,623
0.495% due 05/25/2036		3,301	2,773
0.715% due 12/25/2031		248	123
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036		11	11
Fremont Home Loan Trust
0.295% due 01/25/2037		161	153
GSAMP Trust
0.305% due 12/25/2036		584	377
GSPA Monetization Trust
6.422% due 10/09/2029		19,788	18,719
Gulf Stream Sextant CLO Ltd.
0.528% due 08/21/2020		10,000	9,657
HSBC Asset Loan Obligation
0.295% due 12/25/2036		730	593
HSBC Home Equity Loan Trust
0.520% due 01/20/2034		2,547	2,185
Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		97	72
Marathon Financing BV
0.616% due 10/05/2026		12,080	11,862
Morgan Stanley Mortgage Loan Trust
0.595% due 04/25/2037		654	253
Penta CLO S.A.
1.934% due 06/04/2024	EUR	968	1,157
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		$7,321	7,256
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)		828	236
SLM Student Loan Trust
2.879% due 12/16/2019		1,000	1,019

Total Asset-Backed Securities (Cost $81,792)			77,942

SOVEREIGN ISSUES 7.3%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,000	1,293
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2013	BRL	168	89
10.000% due 01/01/2014		170	88
10.000% due 01/01/2017		6,523	3,261
Canada Government Bond
2.000% due 06/01/2016	CAD	1,400	1,376
2.500% due 06/01/2015		500	500
2.750% due 09/01/2016		8,800	8,941
3.000% due 12/01/2015		5,700	5,821
3.250% due 06/01/2021		16,200	16,948
3.750% due 06/01/2019		2,200	2,382
4.250% due 06/01/2018		500	554
4.500% due 06/01/2015		3,300	3,524
Canada Housing Trust No. 1
2.750% due 09/15/2014		7,200	7,167
2.750% due 12/15/2015		5,800	5,803
3.150% due 06/15/2014		2,300	2,309
3.350% due 12/15/2020		2,200	2,233
3.800% due 06/15/2021		10,500	10,996
China Development Bank Corp.
5.000% due 10/15/2015		$100	108
Export-Import Bank of China
4.875% due 07/21/2015		500	537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021		$1,000	$931
5.875% due 01/14/2015		14,500	15,498
France Government International Bond
3.250% due 10/25/2021	EUR	45,900	64,929
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (c)		3,887	4,801
2.100% due 09/15/2021 (c)		6,626	7,243
2.350% due 09/15/2019 (c)		2,644	3,119
Korea Finance Corp.
3.250% due 09/20/2016		$800	773
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,000	1,032
Mexico Government International Bond
6.000% due 06/18/2015	MXN	240,700	17,919
6.050% due 01/11/2040		$2,100	2,383
6.250% due 06/16/2016	MXN	52,000	3,906
9.500% due 12/18/2014		65,900	5,386
Panama Government International Bond
7.250% due 03/15/2015		$900	1,034
Province of Ontario Canada
1.375% due 01/27/2014		4,700	4,757
1.875% due 09/15/2015		100	102
4.000% due 06/02/2021	CAD	8,600	8,820
4.200% due 03/08/2018		300	317
4.200% due 06/02/2020		8,800	9,195
4.300% due 03/08/2017		3,500	3,719
4.400% due 06/02/2019		2,400	2,556
4.600% due 06/02/2039		1,700	1,853
5.500% due 06/02/2018		700	792
Province of Quebec Canada
4.250% due 12/01/2021		1,900	1,972
4.500% due 12/01/2016		100	107
4.500% due 12/01/2017		1,600	1,715
4.500% due 12/01/2018		2,800	2,998
4.500% due 12/01/2019		200	213
4.500% due 12/01/2020		200	212
Russia Government International Bond
3.625% due 04/29/2015		$500	492
Societe Financement de l’Economie Francaise
2.125% due 05/20/2012	EUR	1,100	1,483
Spain Government Bond
4.650% due 07/30/2025		10,000	12,195

Total Sovereign Issues (Cost $266,944)			256,382

		SHARES
CONVERTIBLE PREFERRED SECURITIES 2.0%

BANKING & FINANCE 2.0%
Wells Fargo & Co.
7.500% due 12/31/2049		66,198	68,386

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032		260,000	99

Total Convertible Preferred Securities (Cost $58,998)			68,485

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
Ally Financial, Inc.
7.000% due 12/31/2049		2,500	1,674
CoBank ACB
7.814% due 12/31/2049		72,000	3,364

82	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
DG Funding Trust
0.837% due 12/31/2049	1,065	$8,025
Farm Credit Bank
10.000% due 12/31/2049	2,000	2,314
Union Planters Preferred Funding Corp.
7.750% due 07/15/2023	50	3,762

		19,139

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020	125	145

Total Preferred Securities (Cost $23,977)		19,284

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 22.7%

CERTIFICATES OF DEPOSIT 2.2%
Abbey National Treasury Services PLC
1.687% due 06/10/2013	$28,000	28,475
Banco Bradesco S.A.
1.955% due 01/24/2013	2,400	2,420
Banco do Brasil S.A.
0.000% due 02/15/2012	16,200	16,103
Bank of Nova Scotia
0.550% due 10/18/2012	10,400	10,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
0.000% due 12/12/2011		$7,300	$7,283
0.000% due 02/06/2012		10,900	10,847

			75,572

COMMERCIAL PAPER 0.6%
Erste Abwicklungsanstalt
0.315% due 11/28/2011		17,100	17,092
Vodafone Group PLC
0.880% due 01/19/2012		4,400	4,394

			21,486

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011		1,816	1,816

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,857. Repurchase proceeds are $1,816.)

SHORT-TERM NOTES 0.1%
Banco Santander Brazil S.A.
2.596% due 12/28/2011		4,600	4,586

JAPAN TREASURY BILLS 7.9%
0.097% due 10/03/2011 - 11/21/2011 (b)	JPY	21,390,000	277,309

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	46,200	$3,319

U.S. TREASURY BILLS 0.4%
0.024% due 10/27/2011 - 03/29/2012 (b)(e)(f)		$12,380	12,378

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 11.4%
		39,740,602	397,923

Total Short-Term Instruments (Cost $787,256)			794,389

PURCHASED OPTIONS (k) 0.0%
(Cost $190)			332

Total Investments 110.9% (Cost $3,824,585)			$3,880,922

Written Options (l) (0.2%) (Premiums $17,191)			(9,384)

Other Assets and Liabilities (Net) (10.7%)			(373,246)

Net Assets 100.0%			$3,498,292

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $30,391 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $1,030 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $8,040 at a weighted average interest rate of -0.453%. On September 30, 2011, securities valued at $21,832 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $9,740 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	320	$(11)
90-Day Eurodollar December Futures	Long	12/2012	1,474	1,056
90-Day Eurodollar December Futures	Long	12/2013	281	638
90-Day Eurodollar June Futures	Long	06/2012	3,314	2,510
90-Day Eurodollar June Futures	Long	06/2013	1,955	2,567
90-Day Eurodollar June Futures	Long	06/2014	56	161
90-Day Eurodollar March Futures	Long	03/2012	1,967	1,473
90-Day Eurodollar March Futures	Long	03/2013	2,948	3,105
90-Day Eurodollar March Futures	Long	03/2014	278	729
90-Day Eurodollar September Futures	Long	09/2012	1,457	821
90-Day Eurodollar September Futures	Long	09/2013	767	1,175
U.S. Treasury 10-Year Note December Futures	Long	12/2011	76	50

				$14,274

See Accompanying Notes	Semiannual Report	September 30, 2011	83

Schedule of Investments PIMCO Total Return Fund III (Cont.)

(i)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $740 have been pledged as collateral for centrally cleared swaps as of September 30, 2011. On September 30, 2011, there were no open centrally cleared swaps.

(j)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	2.189%	$	2,500	$(97)	$(44)	$(53)
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	2.675%		4,300	(502)	(180)	(322)
Berkshire Hathaway Finance Corp.	DUB	0.850%	03/20/2013	1.686%		1,900	(23)	0	(23)
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	2.189%		1,200	(46)	(21)	(25)
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	2.698%		5,800	(725)	(233)	(492)
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	2.189%		1,200	(47)	(22)	(25)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.880%		3,800	(140)	(25)	(115)
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.976%		2,000	(91)	(19)	(72)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		1,000	(30)	(16)	(14)
Brazil Government International Bond	CBK	1.000%	06/20/2016	1.931%		56,000	(2,307)	(117)	(2,190)
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.931%		32,500	(1,339)	(63)	(1,276)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.743%		7,100	(187)	(107)	(80)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.743%		3,200	(85)	(87)	2
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		1,600	(48)	(16)	(32)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		2,000	(59)	(21)	(38)
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.976%		1,400	(63)	(8)	(55)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%		500	(15)	(5)	(10)
Canadian Natural Resources Ltd.	FBF	1.000%	06/20/2017	1.774%		535	(22)	(21)	(1)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%		300	(11)	4	(15)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%		18,100	(663)	219	(882)
China Government International Bond	DUB	1.000%	09/20/2016	1.954%		800	(35)	4	(39)
China Government International Bond	FBF	1.000%	03/20/2015	1.708%		5,000	(116)	24	(140)
China Government International Bond	GST	1.000%	09/20/2016	1.954%		300	(14)	1	(15)
China Government International Bond	JPM	1.000%	09/20/2016	1.954%		1,700	(74)	10	(84)
China Government International Bond	MYC	1.000%	09/20/2016	1.954%		800	(35)	4	(39)
China Government International Bond	RYL	1.000%	09/20/2016	1.954%		600	(26)	4	(30)
China Government International Bond	UAG	1.000%	09/20/2016	1.954%		300	(13)	2	(15)
Dell, Inc.	CBK	1.000%	09/20/2013	0.925%		5,800	11	31	(20)
France Government Bond	BOA	0.250%	03/20/2016	1.755%		1,600	(101)	(65)	(36)
France Government Bond	BRC	0.250%	03/20/2016	1.755%		1,000	(63)	(37)	(26)
France Government Bond	BRC	0.250%	09/20/2016	1.825%		500	(37)	(31)	(6)
France Government Bond	DUB	0.250%	03/20/2016	1.755%		500	(31)	(20)	(11)
France Government Bond	HUS	0.250%	09/20/2016	1.825%		900	(66)	(46)	(20)
France Government Bond	MYC	0.250%	03/20/2016	1.755%		500	(32)	(17)	(15)
France Government Bond	RYL	0.250%	12/20/2015	1.713%		900	(53)	(18)	(35)
France Government Bond	RYL	0.250%	03/20/2016	1.755%		500	(32)	(17)	(15)
France Government Bond	UAG	0.250%	03/20/2016	1.755%		2,100	(133)	(85)	(48)
France Government Bond	UAG	0.250%	09/20/2016	1.825%		2,400	(175)	(92)	(83)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	3.003%		4,200	(319)	(83)	(236)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	2.882%		2,000	51	0	51
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%		1,900	61	0	61
General Electric Capital Corp.	DUB	4.900%	12/20/2013	2.882%		1,500	67	0	67
General Electric Capital Corp.	JPM	1.000%	06/20/2012	2.044%		2,100	(15)	(50)	35
General Electric Capital Corp.	MYC	1.000%	12/20/2015	3.003%		500	(38)	(10)	(28)
General Electric Capital Corp.	MYC	1.000%	03/20/2017	3.081%		200	(20)	(17)	(3)
General Electric Capital Corp.	MYC	1.000%	06/20/2018	3.083%		500	(57)	(50)	(7)
Indonesia Government International Bond	BOA	1.000%	09/20/2016	2.969%		2,700	(237)	(41)	(196)
Indonesia Government International Bond	CBK	1.000%	09/20/2015	2.721%		500	(31)	(11)	(20)
Indonesia Government International Bond	FBF	1.000%	03/20/2016	2.852%		1,900	(143)	(43)	(100)
Indonesia Government International Bond	JPM	1.000%	12/20/2015	2.783%		1,300	(90)	(21)	(69)
Indonesia Government International Bond	MYC	1.000%	09/20/2016	2.969%		2,100	(184)	(31)	(153)
Indonesia Government International Bond	RYL	1.310%	12/20/2011	1.915%		800	(1)	0	(1)
Indonesia Government International Bond	RYL	1.000%	03/20/2016	2.852%		1,900	(143)	(42)	(101)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	2.969%		900	(79)	(14)	(65)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.312%		300	(3)	5	(8)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		600	(9)	8	(17)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		900	(11)	14	(25)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		1,100	(16)	10	(26)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%		300	(27)	(9)	(18)

84	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%	$	300	$(27)	$(9)	$(18)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%		400	(36)	(12)	(24)
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	4.706%		2,600	(358)	(55)	(303)
MetLife, Inc.	DUB	1.000%	03/20/2015	3.068%		11,500	(760)	(694)	(66)
MetLife, Inc.	DUB	1.000%	03/20/2016	3.308%		2,200	(202)	(46)	(156)
MetLife, Inc.	JPM	1.000%	09/20/2013	2.582%		690	(21)	(39)	18
MetLife, Inc.	JPM	1.000%	03/20/2016	3.308%		2,700	(248)	(64)	(184)
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.786%		300	(9)	(4)	(5)
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.686%		2,600	(59)	(58)	(1)
Mexico Government International Bond	CBK	1.000%	03/20/2015	1.686%		1,700	(39)	(39)	0
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.786%		700	(21)	(11)	(10)
Mexico Government International Bond	GST	1.000%	09/20/2016	1.970%		2,700	(122)	(13)	(109)
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.882%		100	(4)	0	(4)
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.970%		5,400	(243)	(22)	(221)
Mexico Government International Bond	UAG	1.000%	09/20/2016	1.970%		3,500	(157)	(15)	(142)
Nucor Corp.	BPS	1.000%	06/20/2018	1.586%		500	(18)	1	(19)
Nucor Corp.	JPM	1.000%	06/20/2018	1.586%		4,800	(170)	11	(181)
Panama Government International Bond	JPM	0.730%	01/20/2012	0.732%		2,400	4	0	4
Panama Government International Bond	MYC	0.750%	01/20/2012	0.732%		1,000	2	0	2
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	4.679%		22,700	(3,141)	(788)	(2,353)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%		1,400	(193)	(54)	(139)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		400	(55)	(15)	(40)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		50,000	(7,241)	(948)	(6,293)
South Korea Government Bond	BOA	1.000%	09/20/2016	2.148%		1,400	(73)	(1)	(72)
South Korea Government Bond	UAG	1.000%	09/20/2016	2.148%		1,500	(78)	0	(78)
Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		500	(54)	(33)	(21)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		400	(44)	(27)	(17)
Spain Government International Bond	GST	1.000%	06/20/2016	3.799%		1,000	(113)	(60)	(53)
U.S. Treasury Notes	UAG	0.250%	09/20/2015	0.430%	EUR	11,800	(109)	(177)	68
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%	$	1,000	7	19	(12)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.850%		6,900	47	133	(86)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		1,000	8	23	(15)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		1,800	18	8	10
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.757%		9,600	89	111	(22)
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		1,200	7	21	(14)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		2,100	12	36	(24)

							$(22,170)	$(4,336)	$(17,834)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	$	1,200	$60	$120	$(60)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		3,600	200	400	(200)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015		600	33	77	(44)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		200	11	25	(14)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		4,700	262	549	(287)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		1,000	56	113	(57)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		2,100	117	237	(120)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,000	61	130	(69)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015		23,000	1,406	2,799	(1,393)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		35,700	2,182	4,592	(2,410)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		22,900	1,400	2,782	(1,382)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		600	36	78	(42)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		400	25	53	(28)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,000	61	130	(69)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		800	49	111	(62)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		18,600	1,145	2,303	(1,158)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		5,600	345	759	(414)
CDX.EM-15 5-Year Index	JPM	5.000%	06/20/2016		1,900	117	251	(134)
CDX.HY-8 5-Year Index 35-100%	CBK	0.355%	06/20/2012		7,511	12	0	12
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		4,815	8	0	8
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012		1,830	3	0	3
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		2,315	19	0	19
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013		2,893	20	0	20

See Accompanying Notes	Semiannual Report	September 30, 2011	85

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016	$	65,200	$(1,012)	$290	$(1,302)
CDX.IG-16 5-Year Index	BPS	1.000%	06/20/2016		69,900	(1,084)	243	(1,327)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		5,700	(88)	28	(116)
CDX.IG-16 5-Year Index	FBF	1.000%	06/20/2016		27,600	(428)	104	(532)
CDX.IG-16 5-Year Index	MYC	1.000%	06/20/2016		1,400	(22)	7	(29)
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017		1,061	5	0	5
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		2,218	11	0	11
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		11,670	95	0	95

						$5,105	$16,181	$(11,076)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC	$	48,700	$166	$(63)	$229
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		10,100	23	(43)	66
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		19,300	238	(7)	245
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UAG	BRL	2,300	(18)	(42)	24
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HUS		1,600	7	0	7
Pay	1-Year BRL-CDI	11.980%	01/02/2012	BOA		10,100	211	0	211
Pay	1-Year BRL-CDI	12.540%	01/02/2012	BOA		12,600	376	(84)	460
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HUS		600	35	4	31
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		2,400	1	(2)	3
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		9,300	5	(5)	10
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		2,700	18	(5)	23
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		4,000	32	0	32
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		160,800	2,516	(5)	2,521
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		38,200	614	10	604
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		29,800	479	2	477
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		82,800	1,279	(9)	1,288
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		8,700	142	(12)	154
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		2,600	47	6	41
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		10,800	213	15	198
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		11,600	230	17	213
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		2,700	58	9	49
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		6,800	81	3	78
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		22,000	422	39	383
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		14,300	175	11	164
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		16,600	339	57	282
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		1,800	(2)	(5)	3
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		12,800	(6)	(26)	20
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,500	2	(1)	3
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		2,500	5	2	3
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		3,100	25	(2)	27
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		4,300	38	2	36
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		4,000	39	0	39
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		2,800	57	0	57
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,200	137	(1)	138
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		2,800	64	8	56
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		13,400	361	62	299

86	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS	BRL	1,400	$38	$9	$29
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		189,400	5,469	1,549	3,920
Pay	3-Month CAD Bank Bill	5.700%	12/18/2024	RYL	CAD	30,800	1,688	(21)	1,709
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	CBK	AUD	2,100	33	16	17
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	DUB		1,100	18	9	9
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	GLM		22,800	361	87	274
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	RYL		2,100	33	17	16
Pay	6-Month AUD Bank Bill	5.250%	06/15/2022	CBK		6,000	130	(43)	173
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	19,200	(3)	(10)	7
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	BRC		3,100	63	(52)	115
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BOA		1,500	172	(24)	196
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BRC		13,900	1,593	181	1,412
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	DUB		5,700	652	68	584
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	FBF		5,200	596	(12)	608
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	GLM		23,200	2,657	(260)	2,917
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	HUS		11,700	1,340	161	1,179
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	MYC		20,800	2,382	(101)	2,483
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		12,500	(177)	(14)	(163)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		26,200	(371)	(28)	(343)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		20,600	(291)	(22)	(269)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BPS		5,200	232	84	148
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	DUB		5,100	227	79	148
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BRC	GBP	2,200	79	39	40
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		8,200	297	128	169
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CBK	MXN	25,700	120	(2)	122
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HUS		93,200	435	41	394
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		10,700	50	(1)	51
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BRC		28,300	133	(1)	134
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		165,000	(96)	62	(158)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		12,400	(8)	2	(10)
Pay	28-Day MXN TIIE	6.350%	06/02/2021	MYC		11,300	(26)	3	(29)

							$26,235	$1,879	$24,356

(k)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	48,200	$190	$332

(l)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	454	$361	$(98)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$	52,100	$258	$(53)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		112,000	392	(402)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		104,000	134	(283)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013		251,300	1,179	(411)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011		43,500	89	(13)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		50,000	285	(62)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012		140,000	162	(368)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		96,400	193	(18)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		56,400	213	(33)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		35,100	295	(24)
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012		68,000	159	(316)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,200	29	(3)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		37,800	267	(287)

See Accompanying Notes	Semiannual Report	September 30, 2011	87

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	32,400	$192	$(22)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		70,000	255	(382)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		48,000	169	(262)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		17,000	105	(12)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		152,700	1,203	(103)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013		68,000	524	(515)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		42,300	462	(19)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		22,100	198	(10)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		50,800	552	(23)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,100	43	(3)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		33,400	363	(15)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012		90,000	601	(680)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012		68,000	354	(456)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		57,800	587	(26)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,600	163	(10)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		94,500	842	(43)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		27,300	675	(42)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		46,900	655	(627)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.800%	10/11/2011		52,600	47	0
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		48,000	783	(642)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		13,100	238	(175)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		9,100	228	(14)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		64,900	901	(868)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		13,100	80	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		108,000	549	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		16,200	98	0

								$14,522	$(7,222)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BOA	Buy	0.850%	12/21/2011	$	24,200	$31	$(13)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.200%	12/21/2011		7,500	32	(105)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.800%	12/21/2011		16,600	83	(85)
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011		41,200	47	(22)
Put - OTC CDX.IG-16 5-Year Index	BPS	Sell	1.200%	12/21/2011		10,000	43	(140)
Call - OTC CDX.IG-16 5-Year Index	DUB	Buy	0.820%	12/21/2011		10,200	14	(4)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.820%	12/21/2011		10,800	15	(4)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.850%	12/21/2011		21,500	25	(11)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011		2,300	2	(1)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.840%	12/21/2011		10,800	13	(5)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011		2,600	3	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.800%	12/21/2011		24,000	28	(8)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011		1,600	1	(1)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	1.000%	12/21/2011		10,200	22	(15)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.500%	12/21/2011		10,200	74	(84)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011		4,800	5	(3)
Put - OTC CDX.IG-16 5-Year Index	UAG	Sell	1.200%	12/21/2011		2,500	12	(35)

							$450	$(537)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	21,900	$116	$(82)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		20,300	103	(76)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		67,000	745	(680)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		55,100	599	(573)

						$1,563	$(1,411)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

88	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	6,500	$55	$(22)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		15,700	140	(56)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		6,400	83	(25)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		2,300	17	(13)

							$295	$(116)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	1,986	$1,070,800	$10,391
Sales	1,342	2,553,600	12,290
Closing Buys	(2,874)	(831,900)	(5,130)
Expirations	0	(2,400)	(10)
Exercised	0	(66,200)	(350)

Balance at 09/30/2011	454	$2,723,900	$17,191

(m)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Citigroup, Inc.	5.365%	03/06/2036	05/19/2011	$7,026	$5,747	0.16%

(n)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Market Value (6)
Fannie Mae	5.000%	10/01/2041	$	110,000	$118,129	$(118,336)
U.S. Treasury Notes	1.500%	08/31/2018		150,000	150,674	(150,878)

					$268,803	$(269,214)

(6)	Market value includes $204 of interest payable on short sales.

(o)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	3,963	11/2011	BRC	$208	$0	$208
Buy		83,909	11/2011	HUS	0	(7,311)	(7,311)
Sell		9,054	11/2011	HUS	220	0	220
Sell		4,502	11/2011	MSC	224	0	224
Buy	CAD	18,500	10/2011	CBK	0	(298)	(298)
Sell		18,500	10/2011	MSC	262	0	262
Sell		719	10/2011	UAG	14	0	14
Sell		23,437	11/2011	CBK	321	0	321
Sell		14,384	11/2011	DUB	769	0	769
Sell		97	11/2011	GST	1	0	1
Sell		16,190	11/2011	RBC	617	0	617
Sell		68	11/2011	UAG	3	0	3
Buy	CNY	10,776	11/2011	BRC	23	0	23
Buy		7,349	11/2011	JPM	6	0	6
Buy		7,315	11/2011	RYL	14	0	14
Buy		2,263	02/2012	BRC	0	0	0
Buy		50,500	02/2012	CBK	55	0	55
Buy		33,912	06/2012	BRC	0	(13)	(13)
Buy		10,829	06/2012	CBK	0	(12)	(12)
Buy		13,398	06/2012	DUB	0	(33)	(33)
Buy		51,728	06/2012	HUS	0	(36)	(36)
Sell		4,444	06/2012	HUS	7	0	7
Buy		75,390	06/2012	JPM	1	(48)	(47)
Buy		8,288	06/2012	MSC	0	(8)	(8)

See Accompanying Notes	Semiannual Report	September 30, 2011	89

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	44,374	02/2013	CBK	$0	$(83)	$(83)
Buy		40,000	02/2013	HUS	0	(80)	(80)
Buy	EUR	15,690	10/2011	BRC	0	(1,604)	(1,604)
Sell		136,822	10/2011	BRC	8,992	0	8,992
Buy		7,047	10/2011	CBK	0	(309)	(309)
Sell		321	10/2011	CBK	24	0	24
Sell		6,623	10/2011	DUB	468	0	468
Buy		3,791	10/2011	FBL	0	(273)	(273)
Sell		4,026	10/2011	FBL	228	0	228
Buy		884	10/2011	GST	0	(4)	(4)
Sell		58,921	10/2011	JPM	4,791	0	4,791
Sell		13,072	10/2011	MSC	705	0	705
Buy		11,320	10/2011	RYL	0	(931)	(931)
Buy		1,269	10/2011	UAG	0	(100)	(100)
Sell		36,697	10/2011	UAG	3,945	0	3,945
Sell	GBP	33,439	12/2011	CBK	1,444	0	1,444
Buy		3,726	12/2011	UAG	7	0	7
Buy	IDR	12,143,000	10/2011	DUB	6	0	6
Sell		52,141,000	10/2011	HUS	54	0	54
Buy		25,635,450	10/2011	RYL	7	(8)	(1)
Sell		16,948,000	10/2011	UAG	65	0	65
Buy		29,822,590	01/2012	CBK	0	(162)	(162)
Buy		88,847,937	07/2012	HUS	0	(671)	(671)
Buy	INR	117,264	11/2011	BRC	0	(192)	(192)
Sell		4,802	11/2011	BRC	3	0	3
Buy		529,817	07/2012	UAG	0	(1,021)	(1,021)
Sell	JPY	8,314,000	10/2011	BOA	0	(2,714)	(2,714)
Sell		100	10/2011	BPS	0	0	0
Buy		43,162	10/2011	CBK	23	0	23
Sell		7,940,652	10/2011	CBK	6	(2,891)	(2,885)
Sell		4,072,000	10/2011	DUB	0	(1,362)	(1,362)
Sell		56,000	11/2011	BRC	4	0	4
Sell		578,000	11/2011	CBK	10	(8)	2
Sell		208,000	11/2011	DUB	13	0	13
Sell		278,000	11/2011	JPM	18	0	18
Sell	KRW	9,232,440	11/2011	FBL	68	0	68
Sell		110,980	11/2011	JPM	7	0	7
Sell		221,950	11/2011	MSC	14	0	14
Buy		38,232,311	02/2012	UAG	0	(3,895)	(3,895)
Sell	MXN	81,876	11/2011	BRC	322	0	322
Sell		42	11/2011	CBK	0	0	0
Buy		12,735	11/2011	DUB	0	(169)	(169)
Sell		121,491	11/2011	HUS	679	0	679
Buy		338,276	11/2011	MSC	0	(4,097)	(4,097)
Sell		84,192	11/2011	MSC	156	0	156
Sell		117,239	11/2011	UAG	283	0	283
Sell	MYR	6,982	11/2011	BRC	33	0	33
Sell		1,265	11/2011	HUS	7	0	7
Buy		19,739	04/2012	UAG	0	(412)	(412)
Buy	PHP	43,426	11/2011	BRC	9	0	9
Buy		132,223	11/2011	CBK	12	(18)	(6)
Sell		278,810	11/2011	CBK	57	0	57
Buy		17,620	11/2011	DUB	1	0	1
Buy		26,352	11/2011	GST	0	(1)	(1)
Buy		52,628	11/2011	JPM	5	(8)	(3)
Sell		8,694	11/2011	JPM	2	0	2
Buy		111,700	03/2012	CBK	0	(43)	(43)
Buy		23,000	03/2012	HUS	0	(7)	(7)
Buy		393,475	03/2012	JPM	0	(136)	(136)
Sell		13,056	03/2012	JPM	4	0	4
Buy		25,157	03/2012	MSC	0	(7)	(7)
Sell	SGD	1,424	12/2011	BRC	11	0	11
Buy		1,775	12/2011	CBK	0	(51)	(51)
Sell		1,992	12/2011	FBL	76	0	76
Sell		996	12/2011	GST	38	0	38
Buy		18,316	12/2011	JPM	0	(1,200)	(1,200)
Buy		4,900	12/2011	RYL	0	(307)	(307)

90	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	2,900	12/2011	UAG	$0	$(178)	$(178)
Sell		1,814	12/2011	UAG	13	0	13
Sell	TRY	1,257	10/2011	BRC	26	0	26
Sell		2,799	10/2011	CBK	0	(1)	(1)
Buy		18,025	10/2011	HUS	0	(1,060)	(1,060)
Sell		2,512	10/2011	JPM	54	0	54
Sell		1,677	10/2011	MSC	1	0	1
Buy	TWD	10,000	01/2012	BRC	0	(22)	(22)
Buy		48,516	01/2012	JPM	0	(102)	(102)
Buy	ZAR	74,397	10/2011	HUS	0	(1,392)	(1,392)
Sell		6,680	10/2011	HUS	76	0	76
Sell		22,889	10/2011	JPM	75	0	75
Buy		7,600	01/2012	JPM	0	(115)	(115)

					$25,587	$(33,393)	$(7,806)

(p)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$9,196	$1,982	$11,178
Corporate Bonds & Notes
Banking & Finance	0	702,637	3,119	705,756
Industrials	0	183,923	1,983	185,906
Utilities	0	43,422	0	43,422
Convertible Bonds & Notes
Industrials	0	16,752	0	16,752
Municipal Bonds & Notes
California	0	18,221	0	18,221
Georgia	0	1,057	0	1,057
Illinois	0	5,385	0	5,385
Nebraska	0	2,419	0	2,419
Nevada	0	2,355	0	2,355
New York	0	7,476	0	7,476
Ohio	0	3,414	0	3,414
Pennsylvania	0	1,262	0	1,262
Texas	0	5,704	0	5,704
U.S. Government Agencies	0	914,461	516	914,977
U.S. Treasury Obligations	0	490,809	0	490,809
Mortgage-Backed Securities	0	247,560	455	248,015
Asset-Backed Securities	0	59,223	18,719	77,942
Sovereign Issues	0	256,382	0	256,382
Convertible Preferred Securities
Banking & Finance	68,386	0	0	68,386
Industrials	0	0	99	99
Preferred Securities
Banking & Finance	0	11,114	8,025	19,139
Industrials	0	145	0	145
Short-Term Instruments
Certificates of Deposit	0	75,572	0	75,572

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Commercial Paper	$0	$21,486	$0	$21,486
Repurchase Agreements	0	1,816	0	1,816
Short-Term Notes	0	4,586	0	4,586
Japan Treasury Bills	0	277,309	0	277,309
Mexico Treasury Bills	0	3,319	0	3,319
U.S. Treasury Bills	0	12,378	0	12,378
PIMCO Short-Term Floating NAV Portfolio	397,923	0	0	397,923
Purchased Options
Interest Rate Contracts	0	332	0	332
	$466,309	$3,379,715	$34,898	$3,880,922

Short Sales, at value	$0	$(269,214)	$0	$(269,214)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	491	0	491
Foreign Exchange Contracts	0	25,587	0	25,587
Interest Rate Contracts	14,285	25,328	0	39,613
	$14,285	$51,406	$0	$65,691

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(29,938)	0	(29,938)
Foreign Exchange Contracts	0	(33,393)	0	(33,393)
Interest Rate Contracts	(11)	(8,292)	(1,527)	(9,830)
	$(11)	$(71,623)	$(1,527)	$(73,161)

Totals	$480,583	$3,090,284	$33,371	$3,604,238

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$992	$999	$0	$0	$0	$(9)	$0	$0	$1,982	$(9)
Corporate Bonds & Notes
Banking & Finance	4,238	0	(1,100)	(9)	0	(11)	0	0	3,118	(1)
Industrials	2,039	0	0	2	0	(58)	0	0	1,983	(59)

See Accompanying Notes	Semiannual Report	September 30, 2011	91

Schedule of Investments PIMCO Total Return Fund III (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011 (Cont.):

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
U.S. Government Agencies	$532	$0	$(18)	$0	$0	$2	$0	$0	$516	$2
Mortgage-Backed Securities	0	467	0	1	0	(13)	0	0	455	(13)
Asset-Backed Securities	44,817	10,113	(2,748)	162	4	(417)	0	(33,211)	18,720	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	99	0	0	99	99
Preferred Securities
Banking & Finance	8,089	0	0	0	0	(64)	0	0	8,025	(64)

	$60,707	$11,579	$(3,866)	$156	4	$(471)	$0	$(33,211)	$34,898	$(45)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,692)	$0	$0	$0	$0	$1,165	$0	$0	$(1,527)	$1,165

Totals	$58,015	$11,579	$(3,866)	$156	$4	$694	$0	$(33,211)	$33,371	$1,120

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$332	$332
Unrealized appreciation on foreign currency contracts	0	0	0	25,587	0	25,587
Unrealized appreciation on OTC swap agreements	0	491	0	0	25,328	25,819

	$0	$491	$0	$25,587	$25,660	$51,738

Liabilities:
Written options outstanding	$0	$537	$0	$0	$8,847	$9,384
Variation margin payable on financial derivative instruments (2)	0	0	0	0	1,554	1,554
Unrealized depreciation on foreign currency contracts	0	0	0	33,393	0	33,393
Unrealized depreciation on OTC swap agreements	0	29,401	0	0	972	30,373

	$0	$29,938	$0	$33,393	$11,373	$74,704

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$6,506	$0	$10	$(52,299)	$(45,783)
Net realized (loss) on foreign currency transactions	0	0	0	(5,898)	0	(5,898)

	$0	$6,506	$0	$(5,888)	$(52,299)	$(51,681)

92	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$141	$141
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(34,241)	0	(9)	49,650	15,400
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(10,629)	0	(10,629)

	$0	$(34,241)	$0	$(10,638)	$49,791	$4,912

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $14,274 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC  financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(6,371)	$6,645	$274
BPS	1,452	(1,600)	(148)
BRC	11,249	(11,130)	119
CBK	(2,901)	2,788	(113)
DUB	(2,320)	1,955	(365)
FBF	(458)	269	(189)
FBL	99	0	99
GLM	8,085	(7,930)	155
GST	(7,569)	7,109	(460)
HUS	(6,816)	5,721	(1,095)
JPM	2,099	(1,790)	309
MSC	(2,750)	2,465	(285)
MYC	1,347	(5,810)	(4,463)
RBC	847	(610)	237
RYL	(884)	0	(884)
UAG	(2,699)	3,020	321

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	93

Schedule of Investments PIMCO Total Return Fund IV

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 17.1%

BANKING & FINANCE 14.6%
Allstate Life Global Funding Trusts
5.375% due 04/30/2013		$200	$212
American Express Credit Corp.
5.875% due 05/02/2013		200	212
6.625% due 09/24/2012	GBP	50	81
7.300% due 08/20/2013		$400	438
American International Group, Inc.
1.783% due 07/19/2013	EUR	100	124
4.950% due 03/20/2012		$100	101
5.850% due 01/16/2018		5,000	4,971
6.400% due 12/15/2020		500	511
8.000% due 05/22/2038	EUR	5,000	5,259
8.175% due 05/15/2068		$1,000	886
Bank of America Corp.
6.500% due 08/01/2016		4,300	4,277
Barclays Bank PLC
5.450% due 09/12/2012		2,100	2,153
Bear Stearns Cos. LLC
0.509% due 11/28/2011		30	30
BNP Paribas S.A.
0.646% due 04/08/2013		20	19
Citigroup Capital XXI
8.300% due 12/21/2077		3,100	3,046
Citigroup, Inc.
1.136% due 02/15/2013		60	59
4.750% due 05/19/2015		700	718
5.500% due 08/27/2012		2,000	2,053
Countrywide Financial Corp.
5.800% due 06/07/2012		100	100
Credit Suisse USA, Inc.
6.125% due 11/15/2011		1,000	1,005
Goldman Sachs Group, Inc.
1.269% due 02/07/2014		5,000	4,794
1.905% due 02/04/2013	EUR	50	64
6.250% due 09/01/2017		$3,800	3,966
International Lease Finance Corp.
6.750% due 09/01/2016		2,600	2,620
JPMorgan Chase & Co.
1.097% due 05/02/2014		9,700	9,560
7.900% due 04/29/2049		3,100	3,203
Kreditanstalt fuer Wiederaufbau
3.125% due 06/15/2018	EUR	10,000	14,182
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$1,600	1,526
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		900	892
6.050% due 08/15/2012		1,900	1,918
6.875% due 04/25/2018		3,700	3,710
Morgan Stanley
0.729% due 10/15/2015		8,100	6,847
1.870% due 03/01/2013	EUR	50	63
4.100% due 01/26/2015		$5,000	4,773
Principal Life Income Funding Trusts
5.300% due 04/24/2013		200	213
SLM Corp. CPI Linked Bond
5.684% due 11/21/2013		45	44
Wells Fargo & Co.
5.063% due 05/10/2012	AUD	30	29
7.980% due 03/29/2049		$10,000	10,350

			95,009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.5%
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	$6,000	$6,300
Dow Chemical Co.
4.850% due 08/15/2012	500	515
Gazprom OAO Via Gaz Capital S.A.
8.146% due 04/11/2018	500	554
8.625% due 04/28/2034	800	928
Gerdau Holdings, Inc.
7.000% due 01/20/2020	200	207
Time Warner, Inc.
6.100% due 07/15/2040	1,500	1,658
Vale Overseas Ltd.
6.875% due 11/10/2039	5,800	6,293

		16,455

UTILITIES 0.0%
AT&T, Inc.
4.950% due 01/15/2013	10	10

Total Corporate Bonds & Notes (Cost $112,348)		111,474

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.3%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	4,300	5,533
Irvine, California Unified School District Special Tax Notes, Series 2011
4.381% due 09/01/2015	100	101
Long Beach, California Unified School District General Obligation Bonds, Series 2011
0.000% due 08/01/2035	200	46
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,300	3,064

		8,744

NEW YORK 1.7%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	2,000	2,472
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	2,000	2,174
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051 (b)	6,500	6,689

		11,335

TEXAS 1.0%
Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	600	680
University of Texas Revenue Bonds, (BABs), Series 2010
4.794% due 08/15/2046	5,150	5,873

		6,553

Total Municipal Bonds & Notes (Cost $26,045)		26,632

U.S. GOVERNMENT AGENCIES 37.0%
Fannie Mae
0.785% due 06/25/2041	37	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.935% due 11/21/2021	$11,800	$11,661
3.500% due 10/25/2041	15,223	14,677
4.000% due 10/01/2041	34,000	35,668
4.500% due 04/01/2041 - 11/01/2041	131,892	139,904
5.000% due 10/01/2041	28,000	30,122
5.500% due 10/01/2041	6,000	6,512
Freddie Mac
2.000% due 08/25/2016	600	622
2.500% due 05/27/2016	100	106
4.875% due 06/13/2018	200	240
Ginnie Mae
0.000% due 11/20/2039 (a)	3,500	2,235

Total U.S. Government Agencies (Cost $242,653)		241,784

U.S. TREASURY OBLIGATIONS 38.4%
U.S. Treasury Inflation Protected Securities (c)
0.625% due 07/15/2021	100	105
1.750% due 01/15/2028	10,958	12,715
2.125% due 02/15/2040	26	33
U.S. Treasury Notes
1.375% due 09/30/2018	139,300	138,821
1.500% due 08/31/2018	17,700	17,811
2.125% due 08/15/2021 (e)	80,000	81,563
3.625% due 02/15/2021	100	116

Total U.S. Treasury Obligations (Cost $251,460)		251,164

MORTGAGE-BACKED SECURITIES 0.5%
Banc of America Funding Corp.
2.717% due 05/25/2035	74	74
Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033	57	60
Bear Stearns Adjustable Rate Mortgage Trust
5.680% due 02/25/2033	11	11
Countrywide Home Loan Mortgage Pass-Through Trust
2.761% due 11/19/2033	1,162	1,095
Credit Suisse First Boston Mortgage Securities Corp.
2.538% due 09/25/2033	25	23
GSR Mortgage Loan Trust
2.738% due 09/25/2035	386	357
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035	1,614	1,218
Prime Mortgage Trust
5.000% due 02/25/2019	37	37
Thornburg Mortgage Securities Trust
0.345% due 11/25/2046	65	65

Total Mortgage-Backed Securities (Cost $2,871)		2,940

ASSET-BACKED SECURITIES 0.1%
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	47	46
HSBC Home Equity Loan Trust
0.380% due 03/20/2036	64	59
0.500% due 01/20/2035	88	78
SLM Student Loan Trust
6.229% due 07/15/2042	98	92
SMS Student Loan Trust
0.443% due 10/28/2028	47	47
0.453% due 04/28/2029	31	30

Total Asset-Backed Securities (Cost $349)		352

94	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.7%
Banque Centrale de Tunisie S.A.
8.250% due 09/19/2027		$200	$247
Export-Import Bank of Korea
5.125% due 06/29/2020		5,000	5,101
France Government International Bond
3.250% due 10/25/2021	EUR	100	141
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)		1,450	1,584
Korea Development Bank
4.375% due 08/10/2015		$5,000	5,119
Province of Ontario Canada
1.600% due 09/21/2016		11,700	11,696

Total Sovereign Issues (Cost $24,152)			23,888

SHORT-TERM INSTRUMENTS 45.8%

CERTIFICATES OF DEPOSIT 0.0%
Abbey National Treasury Services PLC
1.553% due 04/25/2013		30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 1.7%
Banc of America Securities LLC
0.090% due 10/03/2011		$10,000	$10,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $10,210. Repurchase proceeds are $10,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011		1,150	1,150
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,178. Repurchase proceeds are $1,150.)

			11,150

MEXICO TREASURY BILLS 0.0%
4.177% due 11/03/2011	MXN	100	7

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 44.1%
28,762,125	$287,995

Total Short-Term Instruments (Cost $299,210)	299,182

Total Investments 146.6% (Cost $959,088)	$957,416

Other Assets and Liabilities (Net) (46.6%)	(304,181)

Net Assets 100.0%	$653,235

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal only security.
(b)	When-issued security.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $961 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	2	$0
90-Day Eurodollar December Futures	Long	12/2012	6	3
90-Day Eurodollar March Futures	Long	03/2013	11	14
U.S. Treasury 10-Year Note December Futures	Long	12/2011	465	(254)
U.S. Treasury 30-Year Bond December Futures	Long	12/2011	9	(24)

				$(261)

(f)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Australia Government Bond	DUB	1.000%	09/20/2016	0.973%	$	900	$2	$8	$(6)
Australia Government Bond	GST	1.000%	09/20/2016	0.973%		900	1	8	(7)
France Government Bond	CBK	0.250%	12/20/2015	1.713%		4,000	(233)	(221)	(12)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		3,400	(42)	(32)	(10)
Japan Government International Bond	GST	1.000%	09/20/2016	1.428%		900	(18)	(9)	(9)
Republic of Germany Government Bond	HUS	0.250%	09/20/2016	1.104%		3,700	(149)	(108)	(41)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%		5,000	(692)	(675)	(17)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%		2,700	(391)	(382)	(9)
United Kingdom Gilt	DUB	1.000%	09/20/2016	0.912%		3,700	16	30	(14)

							$(1,506)	$(1,381)	$(125)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

See Accompanying Notes	Semiannual Report	September 30, 2011	95

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	GLM	$	100	$0	$0	$0
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	1,500	0	(1)	1
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS	MXN	1,000	(1)	0	(1)

							$(1)	$(1)	$0

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	30	10/2011	JPM	$1	$0	$1
Buy	CNY	12,212	06/2012	HUS	4	(1)	3
Buy		18,644	06/2012	JPM	9	(2)	7
Sell	EUR	1,263	10/2011	BRC	14	0	14
Sell		10,805	10/2011	JPM	362	0	362
Sell		6,646	10/2011	RBC	115	0	115
Sell		99	10/2011	UAG	11	0	11
Sell		1,500	11/2011	JPM	31	0	31
Sell	GBP	56	12/2011	BRC	2	0	2
Sell	MXN	6	11/2011	CBK	0	0	0

					$549	$(3)	$546

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$95,009	$0	$95,009
Industrials	0	16,455	0	16,455
Utilities	0	10	0	10
Municipal Bonds & Notes
California	0	8,744	0	8,744
New York	0	11,335	0	11,335
Texas	0	6,553	0	6,553
U.S. Government Agencies	0	215,446	26,338	241,784
U.S. Treasury Obligations	0	251,164	0	251,164
Mortgage-Backed Securities	0	2,940	0	2,940
Asset-Backed Securities	0	352	0	352
Sovereign Issues	0	23,888	0	23,888
Short-Term Instruments
Certificates of Deposit	0	30	0	30
Repurchase Agreements	0	11,150	0	11,150
Mexico Treasury Bills	0	7	0	7

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
PIMCO Short-Term Floating NAV Portfolio	$287,995	$0	$0	$287,995
	$287,995	$643,083	$26,338	$957,416

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	0	549	0	549
Interest Rate Contracts	17	1	0	18
	$17	$550	$0	$567

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(96)	(29)	(125)
Foreign Exchange Contracts	0	(3)	0	(3)
Interest Rate Contracts	(278)	(1)	0	(279)
	$(278)	$(100)	$(29)	$(407)

Totals	$287,734	$643,533	$26,309	$957,576

96	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
U.S. Government Agencies	$0	$26,830	$0	$0	$0	$(492)	$0	$0	$26,338	$(492)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$0	$0	$0	$0	$(29)	$0	$0	$(29)	$(29)

Totals	$0	$26,830	$0	$0	$0	$(521)	$0	$0	$26,309	$(521)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable on financial derivative instruments (2)	$0	$0	$0	$0	$55	$55
Unrealized appreciation on foreign currency contracts	0	0	0	549	0	549
Unrealized appreciation on OTC swap agreements	0	0	0	0	1	1

	$0	$0	$0	$549	$56	$605

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$3	$0	$3
Unrealized depreciation on OTC swap agreements	0	125	0	0	1	126

	$0	$125	$0	$3	$1	$129

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(1)	$0	$0	$273	$272
Net realized gain on foreign currency transactions	0	0	0	4	0	4

	$0	$(1)	$0	$4	$273	$276

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(125)	$0	$0	$(261)	$(386)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	546	0	546

	$0	$(125)	$0	$546	$(261)	$160

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(261) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Semiannual Report	September 30, 2011	97

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

September 30, 2011 (Unaudited)

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)	Net Exposures (1)
BRC	$16	$0	$16
CBK	(233)	0	(233)
DUB	18	0	18
GST	(1,142)	0	(1,142)
HUS	(147)	0	(147)
JPM	401	(290)	111
RBC	115	0	115
UAG	11	0	11

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

98	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.1%
AES Corp.
4.250% due 05/27/2018		$25,870	$25,345
AGFS Funding Co.
5.500% due 05/10/2017		121,530	106,795
Ally Financial, Inc.
6.000% due 06/11/2012		4,000	3,919
Charter Communications, Inc.
3.620% due 09/06/2016		14,962	14,513
Del Monte Corp.
4.500% due 02/16/2018		22,500	20,877
Delphi Automotive LLP
3.500% due 05/17/2017		6,842	6,782
Dole Food Co., Inc.
5.000% due 07/08/2018		8,973	8,855
6.000% due 07/08/2018		527	520
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		586	586
First Data Corp.
2.985% due 09/24/2014		42,351	37,188
Georgia-Pacific LLC
2.352% due 12/20/2012		3,486	3,478
Goodman Global, Inc.
5.750% due 10/28/2016		4,787	4,755
HCA, Inc.
2.619% due 11/17/2013		11,948	11,617
Intelsat Ltd.
5.250% due 04/02/2018		72,855	70,320
International Lease Finance Corp.
7.000% due 03/17/2016		14,700	14,737
JBS USA Holdings, Inc.
4.250% due 05/25/2018		5,000	4,800
NRG Energy, Inc.
4.000% due 07/01/2018		57,000	55,753
Penn National Gaming, Inc.
3.750% due 07/14/2018		17,000	16,865
Quintiles Transnational Corp.
5.000% due 06/08/2018		26,000	24,592
Reynolds Group Holdings
6.500% due 08/31/2018		4,300	4,173
Terex Corp.
5.500% due 04/28/2017		6,700	6,582
6.032% due 04/28/2017	EUR	14,200	18,723
U.S. Airways Group, Inc.
2.739% due 03/23/2014		$4,931	4,217
VML U.S. Finance LLC
4.740% due 05/25/2012		2,344	2,338
4.740% due 05/25/2013		6,878	6,862
Vodafone Group PLC
6.250% due 07/24/2016		20,000	20,100
6.875% due 08/17/2015		17,125	17,211
Warner Chilcott Co. LLC
4.250% due 03/15/2018		5,985	5,835

Total Bank Loan Obligations (Cost $544,178)			518,338

CORPORATE BONDS & NOTES 32.4%

BANKING & FINANCE 23.9%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		68,600	63,431
Ally Financial, Inc.
3.751% due 06/20/2014		70,200	64,124
6.000% due 12/15/2011		13,500	13,584
8.000% due 03/15/2020		1,200	1,114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Express Bank FSB
5.500% due 04/16/2013		$11,000	$11,618
6.000% due 09/13/2017		1,600	1,803
American Express Centurion Bank
6.000% due 09/13/2017		200	225
American Express Co.
6.150% due 08/28/2017		100	115
7.000% due 03/19/2018		13,400	15,890
7.250% due 05/20/2014		1,000	1,134
American Express Credit Corp.
5.875% due 05/02/2013		200	212
American International Group, Inc.
4.250% due 05/15/2013		4,500	4,494
4.250% due 09/15/2014		29,000	28,235
4.950% due 03/20/2012		500	503
5.375% due 10/18/2011		15,675	15,675
5.450% due 05/18/2017		19,500	18,730
5.600% due 10/18/2016		1,500	1,486
5.750% due 03/15/2067	GBP	300	302
5.850% due 01/16/2018		$400	398
8.000% due 05/22/2068	EUR	900	947
8.250% due 08/15/2018		$10,980	12,215
8.625% due 05/22/2038	GBP	200	262
ASIF Global Financing XIX
4.900% due 01/17/2013		$15,200	15,402
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	3,000	2,807
Banco Bradesco S.A.
2.390% due 05/16/2014		$49,700	48,311
Banco Santander Brasil S.A.
2.450% due 03/18/2014		47,300	45,783
Banco Santander Chile
1.850% due 01/19/2016		26,300	23,802
2.875% due 11/13/2012		43,900	43,951
Bank of America Corp.
0.509% due 10/14/2016		1,700	1,328
1.673% due 01/30/2014		47,600	43,142
4.500% due 04/01/2015		5,000	4,745
5.375% due 09/11/2012		7,000	7,021
5.625% due 07/01/2020		5,000	4,619
5.650% due 05/01/2018		73,000	69,480
5.750% due 12/01/2017		3,240	3,045
6.000% due 09/01/2017		285	275
7.375% due 05/15/2014		19,100	19,712
7.625% due 06/01/2019		11,500	12,111
Bank of America N.A.
6.000% due 06/15/2016		200	196
Banque PSA Finance S.A.
2.146% due 04/04/2014		65,600	61,894
Barclays Bank PLC
1.286% due 01/13/2014		95,400	92,695
2.375% due 01/13/2014		76,300	74,688
5.125% due 01/08/2020		5,000	4,914
5.450% due 09/12/2012		800	820
6.050% due 12/04/2017		38,062	35,007
6.750% due 05/22/2019		600	650
7.434% due 09/29/2049		9,200	7,590
7.700% due 04/29/2049		1,919	1,592
10.179% due 06/12/2021		17,380	18,650
14.000% due 11/29/2049	GBP	1,130	1,860
Barnett Capital III
0.879% due 02/01/2027		$900	565
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,200	28,670
7.250% due 02/01/2018		52,900	62,500

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas S.A.
5.186% due 06/29/2049		$4,200	$2,940
7.195% due 06/29/2049		1,000	780
BPCE S.A.
2.375% due 10/04/2013		2,500	2,434
6.117% due 10/29/2049	EUR	100	72
Cantor Fitzgerald LP
7.875% due 10/15/2019		$10,900	11,370
Capital One Capital VI
8.875% due 05/15/2040		9,700	9,910
CIT Group, Inc.
7.000% due 05/01/2014		10,380	10,600
7.000% due 05/01/2015		3,213	3,193
7.000% due 05/01/2016		12,855	12,485
7.000% due 05/01/2017		26,351	25,594
CitiFinancial, Inc.
6.625% due 06/01/2015		100	106
Citigroup, Inc.
1.695% due 06/28/2013	EUR	100	129
2.286% due 08/13/2013		$16,300	16,132
3.953% due 06/15/2016		17,200	17,188
5.300% due 10/17/2012		500	513
5.500% due 04/11/2013		300	309
6.000% due 08/15/2017		7,000	7,443
6.125% due 11/21/2017		8,790	9,412
6.125% due 05/15/2018		6,640	7,139
8.500% due 05/22/2019		1,920	2,325
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.500% due 01/11/2021		202,300	219,450
6.875% due 03/19/2020	EUR	5,000	6,098
11.000% due 12/29/2049		$300	362
Countrywide Financial Corp.
5.800% due 06/07/2012		28,700	28,788
Credit Agricole Home Loan SFH
1.002% due 07/21/2014		58,600	57,215
Credit Suisse
6.000% due 02/15/2018		8,100	8,239
Dexia Credit Local S.A.
0.733% due 04/29/2014		10,600	9,990
1.785% due 02/19/2013	EUR	4,000	5,331
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		$3,800	3,821
5.625% due 09/15/2015		600	605
6.625% due 08/15/2017		62,400	65,103
7.000% due 10/01/2013		16,825	17,712
7.000% due 04/15/2015		858	903
7.250% due 10/25/2011		10,600	10,613
7.500% due 08/01/2012		11,440	11,677
7.800% due 06/01/2012		53,734	55,082
8.000% due 06/01/2014		3,400	3,608
8.700% due 10/01/2014		4,215	4,566
FUEL Trust
3.984% due 12/15/2022		2,300	2,256
General Electric Capital Corp.
0.491% due 12/20/2013		4,000	3,867
1.096% due 01/07/2014		39,300	38,823
Goldman Sachs Group, Inc.
0.805% due 03/22/2016		850	730
1.835% due 11/15/2014	EUR	100	121
1.905% due 02/04/2013		100	128
3.625% due 02/07/2016		$95,600	93,222
4.750% due 01/28/2014	EUR	30	40
5.250% due 07/27/2021		$24,200	23,953
5.375% due 02/15/2013	EUR	19,900	26,908
5.375% due 03/15/2020		$98,750	98,356
5.750% due 10/01/2016		200	210

See Accompanying Notes	Semiannual Report	September 30, 2011	99

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 01/18/2018		$500	$516
6.150% due 04/01/2018		12,500	12,984
6.250% due 09/01/2017		15,050	15,706
7.500% due 02/15/2019		21,190	23,706
HSBC Bank PLC
3.100% due 05/24/2016		69,100	68,815
3.875% due 11/09/2011	EUR	3,800	5,103
HSBC Bank USA N.A.
4.875% due 08/24/2020		$2,000	1,882
HSBC Finance Capital Trust IX
5.911% due 11/30/2035		500	418
HSBC Finance Corp.
0.499% due 01/15/2014		1,800	1,698
0.756% due 06/01/2016		4,100	3,659
6.676% due 01/15/2021		55,200	54,415
HSBC Holdings PLC
5.100% due 04/05/2021		79,900	82,549
6.500% due 05/02/2036		2,300	2,320
HSBC USA Capital Trust I
7.808% due 12/15/2026		1,000	961
International Lease Finance Corp.
5.000% due 09/15/2012		3,300	3,242
5.300% due 05/01/2012		3,800	3,772
5.400% due 02/15/2012		300	298
5.625% due 09/20/2013		10,480	10,100
5.750% due 05/15/2016		14,800	13,175
5.875% due 05/01/2013		2,529	2,453
6.250% due 05/15/2019		41,300	35,989
6.500% due 09/01/2014		78,200	78,591
6.625% due 11/15/2013		4,700	4,582
6.750% due 09/01/2016		70,400	70,928
Intesa Sanpaolo SpA
6.500% due 02/24/2021		80,600	71,818
JPMorgan Chase & Co.
3.450% due 03/01/2016		116,600	117,271
4.250% due 10/15/2020		14,200	14,280
4.400% due 07/22/2020		10,100	10,251
4.625% due 05/10/2021		127,700	130,991
6.300% due 04/23/2019		1,000	1,134
JPMorgan Chase Bank N.A.
4.375% due 11/30/2021	EUR	2,200	2,597
JPMorgan Chase Capital XX
6.550% due 09/15/2066		$3,600	3,655
JPMorgan Chase Capital XXII
6.450% due 01/15/2087		1,206	1,208
KeyCorp
6.500% due 05/14/2013		1,000	1,067
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	11,000	12,694
7.867% due 12/17/2019		850	974
7.875% due 11/01/2020		$560	412
8.500% due 12/29/2049		3,600	2,466
LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	8,750	7,796
9.334% due 02/07/2020	GBP	2,200	2,710
15.000% due 12/21/2019	EUR	1,100	1,540
Lloyds TSB Bank PLC
2.603% due 01/24/2014		$11,100	10,812
4.375% due 01/12/2015		1,100	1,078
4.385% due 05/29/2049	EUR	600	462
5.800% due 01/13/2020		$10,300	9,822
6.375% due 01/21/2021		61,300	60,621
6.500% due 03/24/2020	EUR	10,000	10,619
12.000% due 12/29/2049		$57,000	52,363
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		364	406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch & Co., Inc.
1.836% due 08/25/2014	EUR	1,300	$1,504
1.840% due 05/30/2014		300	350
2.287% due 09/27/2012		4,200	5,452
5.000% due 02/03/2014		$5,000	4,904
5.000% due 01/15/2015		13,886	13,447
5.450% due 02/05/2013		6,750	6,692
5.450% due 07/15/2014		4,500	4,408
5.571% due 10/04/2012		3,000	3,077
6.050% due 08/15/2012		7,100	7,167
6.150% due 04/25/2013		4,427	4,431
6.400% due 08/28/2017		6,950	6,751
6.875% due 04/25/2018		41,700	41,811
MetLife Institutional Funding II
1.146% due 04/04/2014		64,000	63,969
Morgan Stanley
2.875% due 07/28/2014		29,200	27,856
5.187% due 03/01/2013	AUD	3,900	3,656
5.300% due 03/01/2013		$100	101
5.500% due 01/26/2020		9,000	8,285
5.500% due 07/24/2020		1,300	1,181
5.500% due 07/28/2021		45,100	41,910
5.550% due 04/27/2017		940	907
5.750% due 10/18/2016		500	494
5.750% due 01/25/2021		106,400	98,197
5.950% due 12/28/2017		500	486
6.000% due 04/28/2015		5,900	5,880
6.600% due 04/01/2012		1,000	1,022
6.625% due 04/01/2018		1,900	1,889
7.300% due 05/13/2019		9,500	9,815
MUFG Capital Finance 2 Ltd.
4.850% due 07/29/2049	EUR	1,093	1,333
MUFG Capital Finance 4 Ltd.
5.271% due 01/29/2049		1,211	1,485
MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	254	364
National Australia Bank Ltd.
0.966% due 04/11/2014		$36,400	36,309
Nile Finance Ltd.
5.250% due 08/05/2015		1,700	1,734
Qatari Diar Finance QSC
5.000% due 07/21/2020		52,500	56,306
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		32,700	29,645
Rabobank Capital Funding Trust II
5.260% due 12/29/2049		300	287
Rabobank Capital Funding Trust III
5.254% due 12/29/2049		3,200	3,126
RBS Capital Trust
6.467% due 12/29/2049	EUR	1,150	717
RBS Capital Trust I
4.709% due 12/29/2049		$900	414
RBS Capital Trust III
5.512% due 09/29/2049		2,000	920
RCI Banque S.A.
2.116% due 04/11/2014		21,500	20,355
4.600% due 04/12/2016		14,400	14,165
Resona Bank Ltd.
5.850% due 09/29/2049		600	592
Royal Bank of Scotland Group PLC
2.465% due 01/28/2016	EUR	3,800	3,830
4.375% due 03/16/2016		$71,400	68,381
4.625% due 09/22/2021	EUR	1,600	1,423
4.875% due 03/16/2015		$18,400	18,038
5.500% due 03/23/2020	EUR	350	423
5.625% due 08/24/2020		$45,400	43,982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.400% due 10/21/2019		$52,650	$50,468
6.666% due 04/29/2049	CAD	5,200	2,986
6.990% due 10/29/2049		$20,945	13,405
7.387% due 12/29/2049	GBP	939	977
7.640% due 03/29/2049		$8,600	4,171
7.648% due 08/29/2049		2,125	1,392
Royal Bank of Scotland NV
1.037% due 03/09/2015		4,500	3,240
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		1,000	991
SLM Corp.
0.483% due 10/25/2011		600	597
0.553% due 01/27/2014		22,600	20,756
3.125% due 09/17/2012	EUR	2,300	3,038
6.250% due 01/25/2016		$17,900	17,596
8.450% due 06/15/2018		8,430	8,788
Societe Generale S.A.
4.196% due 01/29/2049	EUR	100	66
5.922% due 04/29/2049		$200	117
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	4,300	5,085
5.750% due 09/15/2016		$900	659
Stone Street Trust
5.902% due 12/15/2015		29,800	30,900
UBS AG
4.280% due 04/29/2049	EUR	3,100	2,700
4.875% due 08/04/2020		$71,200	68,771
5.750% due 04/25/2018		13,600	14,023
5.875% due 12/20/2017		2,100	2,165
UBS Preferred Funding Trust V
6.243% due 05/29/2049		5,500	4,139
Wachovia Bank N.A.
0.677% due 03/15/2016		8,100	7,242
Waha Aerospace BV
3.925% due 07/28/2020		45,990	47,370
Wells Fargo Bank N.A.
0.500% due 05/16/2016		500	444
4.750% due 02/09/2015		1,000	1,044
Weyerhaeuser Co.
7.375% due 10/01/2019		25,136	27,835
7.375% due 03/15/2032		1,200	1,202
Zurich Insurance Co. Ltd. Via Cloverie PLC
12.000% due 07/29/2049	EUR	1,200	1,554

			3,972,274

INDUSTRIALS 6.6%
Altria Group, Inc.
4.125% due 09/11/2015		$600	643
9.700% due 11/10/2018		9,100	12,088
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		18,300	19,215
American Airlines Pass-Through Trust
10.375% due 07/02/2019		2,816	3,069
American Airlines, Inc.
10.500% due 10/15/2012		17,810	18,055
Anadarko Petroleum Corp.
6.450% due 09/15/2036		14,200	15,103
Avnet, Inc.
6.625% due 09/15/2016		1,450	1,615
Barrick North America Finance LLC
4.400% due 05/30/2021		18,000	18,522
Black & Decker Corp.
8.950% due 04/15/2014		4,600	5,400
Boston Scientific Corp.
6.000% due 01/15/2020		5,000	5,622

100	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Braskem Finance Ltd.
5.750% due 04/15/2021		$1,000	$923
Burlington Northern Santa Fe LLC
8.125% due 04/15/2020		1,000	1,331
CBS Corp.
8.875% due 05/15/2019		5,000	6,402
Centex Corp.
5.700% due 05/15/2014		1,000	970
6.500% due 05/01/2016		4,500	4,298
Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,052
Continental Airlines Pass-Through Trust
6.703% due 06/15/2021		482	494
Continental Airlines, Inc.
6.750% due 09/15/2015		5,200	5,018
Con-way, Inc.
7.250% due 01/15/2018		2,500	2,808
CVS Caremark Corp.
6.302% due 06/01/2062		1,500	1,451
CVS Pass-Through Trust
7.507% due 01/10/2032		42,159	49,821
Daimler Finance North America LLC
0.973% due 03/28/2014		64,700	64,754
6.500% due 11/15/2013		5,000	5,493
7.300% due 01/15/2012		4,150	4,222
8.500% due 01/18/2031		2,000	2,842
Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019		5,421	5,257
Deluxe Corp.
5.125% due 10/01/2014		6,900	6,866
DISH DBS Corp.
6.750% due 06/01/2021		8,900	8,544
Dow Chemical Co.
4.850% due 08/15/2012		900	927
DR Horton, Inc.
5.625% due 01/15/2016		2,500	2,444
6.500% due 04/15/2016		4,330	4,308
6.875% due 05/01/2013		9,900	10,148
El Paso Corp.
7.800% due 08/01/2031		100	117
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		34,500	37,042
Fresenius Medical Care U.S. Finance, Inc.
6.500% due 09/15/2018		575	586
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016		8,510	8,595
6.510% due 03/07/2022		28,850	28,345
7.343% due 04/11/2013		500	518
8.125% due 07/31/2014		700	746
8.146% due 04/11/2018		12,000	13,218
9.250% due 04/23/2019		28,300	33,111
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		909	957
General Electric Co.
5.250% due 12/06/2017		5,000	5,567
Georgia-Pacific LLC
7.125% due 01/15/2017		9,905	10,398
Glacier Credit Card Trust
5.027% due 02/20/2013	CAD	2,200	2,196
Harvest Operations Corp.
6.875% due 10/01/2017		$5,500	5,528
HCA, Inc.
5.750% due 03/15/2014		5,000	4,900
6.500% due 02/15/2020		7,600	7,448
7.875% due 02/15/2020		10,000	10,400

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	$13,000	$13,211
JC Penney Corp., Inc.
9.000% due 08/01/2012	10,538	11,118
KB Home
5.875% due 01/15/2015	1,200	978
6.250% due 06/15/2015	10,000	8,050
7.250% due 06/15/2018	1,300	1,027
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020	15,000	16,308
Kraft Foods, Inc.
5.625% due 11/01/2011	13	13
Macy’s Retail Holdings, Inc.
5.875% due 01/15/2013	8,800	9,180
Masco Corp.
4.800% due 06/15/2015	3,000	2,905
5.850% due 03/15/2017	2,500	2,376
6.125% due 10/03/2016	5,000	4,884
Massachusetts Institute of Technology
5.600% due 07/01/2111	9,000	11,966
McKesson Corp.
7.500% due 02/15/2019	5,000	6,509
MGM Resorts International
9.000% due 03/15/2020	11,100	11,586
11.125% due 11/15/2017	5,000	5,512
13.000% due 11/15/2013	5,000	5,725
Nabors Industries, Inc.
6.150% due 02/15/2018	1,400	1,565
New York Times Co.
5.000% due 03/15/2015	2,000	1,980
Noble Group Ltd.
6.625% due 08/05/2020	500	442
6.750% due 01/29/2020	500	441
Office Depot, Inc.
6.250% due 08/15/2013	8,557	8,322
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	5,000	5,480
Pactiv Corp.
8.125% due 06/15/2017	5,000	4,275
Pearson Dollar Finance PLC
6.250% due 05/06/2018	25,925	29,701
Pemex Project Funding Master Trust
5.750% due 03/01/2018	9,700	10,597
Petrobras International Finance Co.
7.875% due 03/15/2019	10,600	12,402
Petroleos Mexicanos
5.500% due 01/21/2021	50,100	53,106
Pulte Group, Inc.
5.200% due 02/15/2015	4,715	4,291
Reynolds American, Inc.
6.750% due 06/15/2017	2,500	2,887
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	8,700	8,134
7.875% due 08/15/2019	2,375	2,304
8.750% due 10/15/2016	4,500	4,534
Rohm and Haas Co.
6.000% due 09/15/2017	700	793
RPM International, Inc.
6.500% due 02/15/2018	4,000	4,477
RR Donnelley & Sons Co.
6.125% due 01/15/2017	3,065	2,674
Ryland Group, Inc.
5.375% due 01/15/2015	4,800	4,356
RZD Capital Ltd.
5.739% due 04/03/2017	24,000	23,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Staples, Inc.
9.750% due 01/15/2014	$6,000	$6,960
Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	2,000	2,070
7.875% due 05/01/2012	2,100	2,152
Steel Dynamics, Inc.
7.375% due 11/01/2012	11,295	11,577
Talisman Energy, Inc.
7.750% due 06/01/2019	4,000	4,926
Tate & Lyle International Finance PLC
6.625% due 06/15/2016	1,400	1,604
Tennessee Gas Pipeline Co.
8.000% due 02/01/2016	2,500	2,918
Toll Brothers Finance Corp.
8.910% due 10/15/2017	1,700	1,923
Transocean, Inc.
6.500% due 11/15/2020	51,300	56,150
UAL Pass-Through Trust
10.400% due 05/01/2018	18,728	20,226
United Airlines, Inc.
1.000% due 05/07/2024 (a)(p)	300	85
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020	500	477
UST LLC
6.625% due 07/15/2012	10,000	10,412
Volkswagen International Finance NV
0.824% due 10/01/2012	200	200
0.984% due 04/01/2014	23,100	23,176
1.875% due 04/01/2014	89,900	89,787
Volvo Treasury AB
5.950% due 04/01/2015	25,000	27,074
Whirlpool Corp.
8.600% due 05/01/2014	5,000	5,708
WM Wrigley Jr. Co.
2.450% due 06/28/2012	18,000	18,223
WPP Finance UK
5.875% due 06/15/2014	18,751	20,289
Wynn Las Vegas LLC
7.750% due 08/15/2020	28,050	29,593
7.875% due 11/01/2017	3,125	3,289

		1,096,268

UTILITIES 1.9%
AES Corp.
7.375% due 07/01/2021	725	689
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	5,000	5,806
AT&T Corp.
7.300% due 11/15/2011	24	24
BellSouth Corp.
4.463% due 04/26/2021	40,000	40,733
BP Capital Markets PLC
2.375% due 12/14/2011	3,580	3,593
2.750% due 02/27/2012	3,890	3,925
3.125% due 03/10/2012	4,850	4,895
3.125% due 10/01/2015	19,800	20,490
3.625% due 05/08/2014	4,900	5,149
3.750% due 06/17/2013	1,060	1,097
4.500% due 10/01/2020	36,000	39,120
4.750% due 03/10/2019	3,480	3,855
Cleveland Electric Illuminating Co.
5.650% due 12/15/2013	17,195	18,662
Dominion Resources, Inc.
4.450% due 03/15/2021	40,000	43,658

See Accompanying Notes	Semiannual Report	September 30, 2011	101

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 06/30/2066	$5,000	$5,161
Duke Energy Corp.
3.950% due 09/15/2014	300	319
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	4,400	4,474
6.400% due 09/15/2020	6,462	6,714
Embarq Corp.
6.738% due 06/01/2013	600	624
7.082% due 06/01/2016	10,300	10,679
Enel Finance International NV
3.875% due 10/07/2014	8,800	8,597
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020	5,000	5,025
Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	4,000	4,463
Kinder Morgan Kansas, Inc.
6.500% due 09/01/2012	1,750	1,807
Korea Electric Power Corp.
3.000% due 10/05/2015	1,000	978
Midwest Generation LLC
8.560% due 01/02/2016	2,163	2,131
NGPL PipeCo LLC
6.514% due 12/15/2012	4,000	4,165
NRG Energy, Inc.
7.375% due 01/15/2017	3,700	3,834
Qwest Corp.
7.625% due 06/15/2015	7,200	7,740
8.875% due 03/15/2012	100	104
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	4,200	4,588
Sprint Capital Corp.
8.375% due 03/15/2012	30,325	30,780
TNK-BP Finance S.A.
6.250% due 02/02/2015	4,500	4,579
6.625% due 03/20/2017	6,200	6,216
7.875% due 03/13/2018	4,400	4,620
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	2,200	2,145

		311,439

Total Corporate Bonds & Notes (Cost $5,407,547)		5,379,981

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%
ProLogis
2.250% due 04/01/2037	2,000	2,005

INDUSTRIALS 0.1%
Amgen, Inc.
0.000% due 03/01/2032	6,900	5,425
Transocean, Inc.
1.500% due 12/15/2037	5,500	5,452

		10,877

Total Convertible Bonds & Notes (Cost $12,416)		12,882

MUNICIPAL BONDS & NOTES 6.1%

ALASKA 0.1%
Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2021	21,000	23,930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARIZONA 0.0%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	$3,000	$3,331

CALIFORNIA 3.3%
Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	13,100	14,488
California State General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 08/01/2028	900	888
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	10,000	11,901
7.500% due 04/01/2034	3,900	4,699
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	74,500	92,245
7.950% due 03/01/2036	76,325	86,679
California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	1,800	1,844
California State General Obligation Bonds, Series 2008
5.000% due 04/01/2018	2,500	2,877
5.000% due 04/01/2038	400	409
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	33,200	38,904
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	660	753
California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	25,800	27,342
6.200% due 03/01/2019	30,000	34,296
California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	3,000	3,531
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	5,000	5,423
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	3,500	2,455
5.300% due 06/01/2037 (e)	1,100	704
5.750% due 06/01/2047	3,625	2,560
Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	19,000	25,685
Long Beach, California Unified School District General Obligation Notes, Series 2011
5.914% due 08/01/2025	2,500	2,844
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	5,000	6,189
Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	12,000	16,097
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	25,000	29,051
6.166% due 07/01/2040	13,500	14,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Department of Water & Power Revenue Bonds, Series 2011
5.000% due 07/01/2022	$17,000	$20,248
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	14,000	15,736
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 01/01/2028	3,300	3,331
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	5,500	6,194
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	9,000	10,358
5.813% due 06/01/2040	6,000	6,823
Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	2,100	2,404
Sacramento, California Municipal Utility District Revenue Notes, Series 2011
5.000% due 08/15/2021 (c)	5,000	5,862
5.000% due 08/15/2022 (c)	3,000	3,481
San Diego County, California Water Authority Certificates of Participation Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2028	2,200	2,282
San Francisco, California City & County Airports Commission Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 05/01/2032	100	100
San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	780
San Mateo, California Union High School District General Obligation Notes, Series 2011
0.000% due 09/01/2041 (e)	7,500	2,030
0.000% due 09/01/2046 (e)	12,930	3,407
Santa Clara County, California Financing Authority Revenue Bonds, Series 2008
5.250% due 05/15/2036	10,000	10,401
Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	5,085	5,477
Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2003
5.000% due 10/01/2036	10	10
Southern California State Metropolitan Water District Revenue Bonds,(NPFGC/FGIC Insured), (BABs), Series 2003
5.000% due 10/01/2036	75	76
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	785	865
6.583% due 05/15/2049	10,300	12,781
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	7,000	7,798

		546,910

COLORADO 0.1%
Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2006
5.000% due 09/01/2036	200	202

102	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Denver, Colorado City & County Revenue Bonds, Series 2009
5.250% due 11/15/2036	$19,300	$20,584
Douglas & Elbert Counties, Colorado School District No. Re-1 General Obligation Bonds, Series 2009
5.250% due 12/15/2021	1,605	2,015

		22,801

DISTRICT OF COLUMBIA 0.0%
District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	160	163

FLORIDA 0.1%
Miami-Dade County, Florida Revenue Bonds, (AGM Insured), Series 2008
5.000% due 10/01/2041	300	305
Orlando, Florida Utilities Commission Revenue Bonds, Series 2010
5.250% due 10/01/2022	3,240	3,997
Seminole County, Florida Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	7,000	7,603

		11,905

GEORGIA 0.1%
Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	15,000	15,859

ILLINOIS 0.4%
Chicago, Illinois Board of Education General Obligation Bonds, Series 2008
5.250% due 12/01/2026	1,400	1,464
Chicago, Illinois General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 01/01/2032	500	507
Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	21,600	25,937
Cook, Kane, Lake & McHenry Counties, Illinois Community College District No. 512 General Obligation Bonds, Series 2009
4.750% due 12/01/2028	10,000	10,713
Illinois State Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
3.900% due 01/01/2019	350	340
Illinois State General Obligation Bonds, Series 2004
5.000% due 03/01/2034	900	901
Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	1,400	1,407
4.421% due 01/01/2015	9,600	10,015
Illinois State General Obligation Notes, Series 2011
4.961% due 03/01/2016	16,835	17,802
Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
5.000% due 12/15/2028	300	307
Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2020	2,000	2,334

		71,727

INDIANA 0.1%
Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
5.966% due 01/15/2030	6,300	7,682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Whiting, Indiana Revenue Bonds, Series 2009
5.250% due 01/01/2021	$3,000	$3,478

		11,160

LOUISIANA 0.0%
Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	290	290

MASSACHUSETTS 0.0%
Massachusetts State Bay Transportation Authority Revenue Bonds, Series 2004
2.590% due 07/01/2020	450	428
Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
9.340% due 08/01/2032	125	128
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,985

		8,541

MICHIGAN 0.1%
Detroit, Michigan General Obligation Bonds, (AMBAC Insured), Series 2005
5.150% due 04/01/2025	430	310
Michigan State Building Authority Revenue Notes, Series 2011
5.000% due 10/15/2026	8,590	9,286

		9,596

MINNESOTA 0.1%
Rochester, Minnesota Revenue Bonds, Series 2008
5.000% due 11/15/2038	8,800	9,330

NEVADA 0.1%
Clark County, Nevada General Obligation Bonds, Series 2008
5.000% due 06/01/2027	6,995	7,459
5.000% due 06/01/2038	1,500	1,557

		9,016

NEW JERSEY 0.1%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	11,800	12,922

NEW YORK 0.8%
Erie County, New York Industrial Development Agency Revenue Bonds, Series 2006
6.000% due 11/15/2036	730	555
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.237% due 12/01/2021	4,355	5,074
5.487% due 12/01/2022	8,370	9,777
5.687% due 12/01/2023	6,470	7,691
5.887% due 12/01/2024	3,845	4,621
6.246% due 06/01/2035	7,300	8,144
New York City, New York General Obligation Notes, (BABs), Series 2010
3.947% due 10/01/2019	9,350	10,064
4.047% due 10/01/2020	8,300	8,919
4.787% due 12/01/2018	4,525	5,132
4.937% due 12/01/2019	3,075	3,534
5.037% due 12/01/2020	3,075	3,549

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2019	$23,505	$27,968
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
4.725% due 11/01/2023	5,310	5,963
4.905% due 11/01/2024	300	341
5.075% due 11/01/2025	1,500	1,725
5.808% due 08/01/2030	5,000	5,411
New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	2,995	2,411
5.750% due 06/01/2043	6,100	4,521
New York State Dormitory Authority Revenue Bonds, Series 2009
5.000% due 07/01/2039	2,000	2,154
New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
9.912% due 06/15/2031	100	121
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	8,000	9,154
New York State Metropolitan Transportation Authority Revenue Bonds, Series 2011
5.000% due 11/15/2031	10,740	11,644
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	400	441

		138,914

NORTH CAROLINA 0.0%
North Carolina State Medical Care Commission Revenue Bonds, Series 2009
5.000% due 06/01/2039	3,300	3,421

OHIO 0.2%
Cincinnati, Ohio City School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
5.250% due 12/01/2018	3,680	4,400
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	500	711
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	1,000	750
5.875% due 06/01/2047	25,325	17,799
6.500% due 06/01/2047	9,295	7,129
Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	50	52

		30,841

PENNSYLVANIA 0.0%
Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.401% due 06/15/2022	3,500	3,871
5.501% due 06/15/2023	3,500	3,897
Pennsylvania State Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	300	327

		8,095

See Accompanying Notes	Semiannual Report	September 30, 2011	103

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%
Puerto Rico Children’s Trust Fund Revenue Bonds, Series 2002
5.500% due 05/15/2039	$1,700	$1,424
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	200	14

		1,438

TEXAS 0.3%
Dallas-Fort Worth, Texas International Airport Facilities Improvement Corp. Revenue Bonds, (NPFGC/FGIC Insured), Series 2000
6.125% due 11/01/2035	740	740
Forth Worth, Texas Revenue Notes, Series 2010
4.250% due 02/15/2020	4,550	5,218
North Texas State Tollway Authority Revenue Bonds, Series 2011
0.000% due 09/01/2037	15,000	2,987
0.000% due 09/01/2043	3,800	477
5.500% due 09/01/2041	7,500	8,322
Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2007
5.000% due 02/15/2026	4,500	4,744
Texas State General Obligation Bonds, (BABs), Series 2010
4.273% due 04/01/2026	4,000	4,392
Texas State General Obligation Bonds, Series 2008
4.750% due 04/01/2037	11,300	11,886
Texas State General Obligation Notes, (BABs), Series 2010
3.203% due 04/01/2019	3,000	3,194
Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
9.967% due 02/15/2031	100	125
Texas State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
6.921% due 10/01/2031	170	214
9.900% due 02/01/2027	100	122

		42,421

UTAH 0.1%
Riverton, Utah Revenue Bonds, Series 2009
5.000% due 08/15/2041	9,250	9,448

VIRGINIA 0.0%
Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (e)	1,000	604

WASHINGTON 0.1%
Seattle, Washington General Obligation Bonds, Series 2007
5.000% due 10/01/2019	1,000	1,167
Tacoma, Washington Revenue Bonds, (BABs), Series 2010
5.966% due 01/01/2035	11,000	12,800

		13,967

WEST VIRGINIA 0.0%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	5,765	4,198

Total Municipal Bonds & Notes (Cost $909,496)		1,010,828

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 44.4%
Fannie Mae
0.288% due 12/25/2036	$237	$227
0.295% due 07/25/2037	347	335
0.335% due 01/25/2021	50	50
0.355% due 03/25/2034	241	241
0.365% due 03/25/2036	148	139
0.385% due 08/25/2034	88	87
0.435% due 10/27/2037	400	398
0.535% due 12/25/2028	17	17
0.585% due 09/25/2042	88	88
0.680% due 10/18/2030	9	9
0.735% due 03/25/2017	33	33
0.885% due 05/25/2030	416	416
1.135% due 04/25/2032	7	7
1.452% due 08/01/2042 - 09/01/2044	572	584
1.625% due 11/25/2023	101	103
2.138% due 12/01/2034	230	239
2.142% due 12/01/2034	129	134
2.260% due 06/01/2035	317	333
2.277% due 08/01/2029	24	25
2.300% due 03/01/2036	507	534
2.375% due 02/01/2036	127	134
2.425% due 01/01/2036	326	342
2.437% due 09/01/2039	34	35
2.447% due 09/01/2031	26	27
2.467% due 06/01/2030	1	1
2.487% due 12/01/2035	14	15
2.555% due 11/01/2034	1,027	1,091
2.616% due 09/01/2035	1,506	1,589
2.779% due 09/01/2034	55	58
3.000% due 10/01/2026	6,000	6,184
3.397% due 05/01/2036	53	54
3.424% due 05/01/2036	326	344
3.500% due 08/01/2025 - 11/01/2041	3,626,194	3,752,804
4.000% due 03/01/2013 - 11/01/2041	2,788,622	2,933,118
4.366% due 08/01/2028	12	12
4.440% due 03/01/2027	2	2
4.500% due 11/01/2024 - 10/01/2040	65,053	69,285
4.542% due 12/01/2036	99	104
5.000% due 10/01/2012 - 06/01/2040	282,073	303,867
5.500% due 06/01/2023 - 10/01/2041	161,858	175,704
5.610% due 01/25/2032	148	163
5.750% due 02/25/2033	289	305
6.000% due 10/01/2041 - 07/25/2044	1,087	1,199
6.473% due 10/25/2031	102	105
6.500% due 06/17/2038	100	105
6.589% due 10/25/2031	531	586
7.500% due 12/25/2019 - 09/25/2022	605	681
8.500% due 10/25/2019	13	15
9.000% due 12/25/2019	54	62
Federal Housing Administration
7.430% due 07/01/2018 - 07/01/2024	427	418
Freddie Mac
0.429% due 10/15/2020	32	32
0.579% due 12/15/2029	169	170
0.729% due 01/15/2032	30	30
1.200% due 10/15/2020	4	4
1.451% due 10/25/2044	612	631

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.652% due 07/25/2044	$3,568	$3,640
2.129% due 09/01/2035	25	26
2.473% due 12/01/2032	15	15
2.481% due 08/01/2035	57	60
2.499% due 03/01/2036	357	375
2.552% due 09/01/2035	17	17
3.312% due 05/01/2025	7	7
4.000% due 10/01/2041	1,000	1,048
4.500% due 09/01/2039	1,168	1,238
5.000% due 04/15/2018 - 04/01/2030	34,796	37,408
5.500% due 03/01/2023	37	41
6.500% due 10/25/2043	159	186
6.555% due 09/25/2029	390	416
6.838% due 12/25/2030	184	201
6.849% due 11/25/2030	140	147
7.000% due 06/15/2013	36	37
7.500% due 08/15/2030	50	58
Ginnie Mae
0.530% due 05/20/2037	4,645	4,637
0.729% due 04/16/2032	24	24
0.779% due 12/16/2025	106	106
2.125% due 12/20/2021 - 10/20/2029	104	108
2.375% due 06/20/2021 - 04/20/2030	359	373
2.625% due 09/20/2023 - 07/20/2030	120	125
3.500% due 11/20/2017 - 05/15/2039	6,605	6,921
4.000% due 12/20/2017	6	5
4.500% due 08/15/2033	28	30
5.500% due 10/15/2034 - 06/20/2035	992	1,036
6.000% due 06/20/2038	405	440
7.500% due 08/20/2029	122	140
8.000% due 03/20/2030	33	39
8.500% due 04/20/2030 - 03/20/2031	4	5
NCUA Guaranteed Notes
0.754% due 03/09/2021	21,092	21,144
Overseas Private Investment Corp.
0.000% due 12/14/2014 - 05/02/2016	21,330	25,030
Residual Funding Corp. Principal Strip
0.000% due 10/15/2019	12,600	10,859
Small Business Administration
4.760% due 09/01/2025	260	284
4.875% due 09/10/2013	122	128
5.600% due 09/01/2028	669	754
6.220% due 12/01/2028	785	890
7.190% due 12/01/2019	238	265
7.200% due 10/01/2019	945	1,046
Tennessee Valley Authority
0.000% due 04/15/2042 (e)	2,000	2,104
5.250% due 09/15/2039	5,000	6,449

Total U.S. Government Agencies (Cost $7,244,638)		7,381,137

U.S. TREASURY OBLIGATIONS 26.8%
U.S. Treasury Bonds
3.750% due 08/15/2041 (j)	134,000	156,633
3.875% due 08/15/2040	33,900	40,405
4.375% due 02/15/2038	3,100	3,972
4.375% due 11/15/2039	516	665
4.375% due 05/15/2040	35,400	45,710
4.625% due 02/15/2040	43,000	57,633
4.750% due 02/15/2041	59,400	81,452

104	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 08/15/2023		$70,000	$99,980
7.125% due 02/15/2023		37,900	57,276
7.250% due 08/15/2022		32,350	48,929
7.500% due 11/15/2024		6,800	10,839
7.625% due 11/15/2022		73,000	113,629
7.875% due 02/15/2021 (l)		51,600	78,843
8.000% due 11/15/2021		80,372	125,732
8.125% due 05/15/2021		33,000	51,431
8.125% due 08/15/2021		35,400	55,495
U.S. Treasury Inflation Protected Securities (f)
0.625% due 07/15/2021 (h)(k)		7,017	7,333
1.125% due 01/15/2021 (j)		132,311	144,633
1.250% due 07/15/2020 (h)(k)(l)		331,115	366,141
2.125% due 02/15/2041		89,658	114,973
U.S. Treasury Notes
0.375% due 10/31/2012		1,000	1,002
1.500% due 07/31/2016		4,400	4,522
1.875% due 08/31/2017		200	208
2.125% due 08/15/2021 (h)(j)		628,300	640,575
2.250% due 03/31/2016 (h)		15,200	16,171
2.250% due 07/31/2018 (h)(j)(k)(l)		788,500	833,161
2.625% due 08/15/2020		18,800	20,166
2.625% due 11/15/2020		500	536
3.125% due 05/15/2019		109,600	122,264
3.125% due 05/15/2021		1,034,200	1,149,902
3.625% due 08/15/2019		64	74
4.875% due 02/15/2012		1,500	1,527

Total U.S. Treasury Obligations (Cost $4,323,418)			4,451,812

MORTGAGE-BACKED SECURITIES 8.0%
Adjustable Rate Mortgage Trust
2.760% due 05/25/2035		60	57
2.871% due 09/25/2035		38	27
5.326% due 10/25/2035		7,530	6,356
American General Mortgage Loan Trust
5.150% due 03/25/2058		6,570	6,732
American Home Mortgage Assets
0.425% due 05/25/2046		1,163	600
0.445% due 10/25/2046		214	108
1.202% due 09/25/2046		2,472	1,197
American Home Mortgage Investment Trust
2.037% due 09/25/2045		1,344	1,046
2.218% due 02/25/2045		2,604	2,089
2.258% due 10/25/2034		136	116
Arran Residential Mortgages Funding PLC
1.496% due 11/19/2047		2,142	2,139
2.735% due 11/19/2047	EUR	13,412	17,951
Banc of America Alternative Loan Trust
5.750% due 04/25/2033		$898	943
6.000% due 01/25/2036		2,367	1,606
Banc of America Funding Corp.
0.460% due 06/20/2047		22,972	16,137
0.515% due 07/25/2037		8,885	5,797
0.525% due 07/25/2037		12,271	7,660
2.717% due 05/25/2035		74	74
5.500% due 09/25/2034		4,984	4,762
5.747% due 01/20/2047		899	605
5.806% due 03/25/2037 (a)		56	36

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.969% due 10/20/2046	$7,529	$6,052
6.000% due 03/25/2037	7,000	5,379
Banc of America Large Loan, Inc.
1.979% due 11/15/2015	18,116	16,173
Banc of America Mortgage Securities, Inc.
2.847% due 02/25/2034	378	314
2.872% due 01/25/2035	866	721
2.882% due 05/25/2034	3,257	2,843
6.500% due 09/25/2033	319	335
BCAP LLC Trust
2.989% due 10/26/2036	1,180	27
5.250% due 02/26/2036	9,488	9,519
5.250% due 04/26/2037	21,248	19,548
5.250% due 06/26/2037	4,600	4,462
5.756% due 03/26/2037	13,300	10,081
9.266% due 04/26/2037	6,827	1,376
10.247% due 06/26/2036	13,865	1,664
12.450% due 02/26/2036	3,521	1,301
BCRR Trust
5.984% due 08/17/2045	6,890	7,524
Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	419	387
2.473% due 04/25/2034	367	318
2.560% due 10/25/2035	1,236	1,027
2.605% due 08/25/2033	1,117	1,045
2.661% due 10/25/2033	61	58
2.710% due 03/25/2035	2,069	1,929
2.731% due 03/25/2035	4,993	4,727
2.733% due 08/25/2035	3,972	2,741
2.755% due 01/25/2035	1,591	1,385
2.803% due 07/25/2034	308	249
2.814% due 05/25/2034	43	40
2.846% due 02/25/2034	88	76
2.876% due 05/25/2034	151	135
2.957% due 01/25/2034	879	818
3.089% due 10/25/2034	178	137
3.284% due 11/25/2034	22	20
5.195% due 05/25/2047	1,218	793
5.399% due 02/25/2036	2,802	2,404
Bear Stearns Alt-A Trust
0.395% due 02/25/2034	77	57
0.395% due 08/25/2036	5,379	2,542
0.435% due 02/25/2034	309	124
0.915% due 09/25/2034	396	338
0.935% due 09/25/2034	2,735	2,138
2.599% due 05/25/2035	7,548	5,892
2.607% due 11/25/2036	4,035	2,384
2.611% due 01/25/2036	4,288	2,098
2.748% due 08/25/2036 (a)	38	17
2.772% due 09/25/2035	3,310	2,247
2.813% due 11/25/2035 (a)	398	219
2.849% due 11/25/2036	6,723	3,510
5.064% due 11/25/2036	1,865	1,052
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	483	290
4.719% due 12/26/2046	2,365	1,447
Chase Mortgage Finance Corp.
2.517% due 03/25/2037	291	217
2.754% due 02/25/2037	954	891
2.818% due 02/25/2037	380	361
2.821% due 02/25/2037	798	673
2.861% due 07/25/2037	312	296
Chaseflex Trust
0.695% due 07/25/2037 (a)	980	525
6.000% due 02/25/2037 (a)	1,871	1,410
6.350% due 08/25/2037	6,000	4,594
Citicorp Mortgage Securities, Inc.
5.500% due 04/25/2037	1,256	1,110

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Commercial Mortgage Trust
0.299% due 04/15/2022	$176	$173
4.639% due 05/15/2043	1,502	1,501
Citigroup Mortgage Loan Trust, Inc.
2.100% due 08/25/2035	2,086	1,878
2.370% due 08/25/2035	559	511
2.450% due 08/25/2035	8,136	6,772
2.651% due 11/25/2036 (a)	2,120	1,201
2.701% due 08/25/2035	1,586	1,197
2.810% due 02/25/2034	575	543
5.500% due 09/25/2035	748	737
5.624% due 09/25/2037 (a)	1,795	1,077
6.106% due 09/25/2037 (a)	10,261	6,929
Citimortgage Alternative Loan Trust
6.000% due 10/25/2037	21,058	16,386
Commercial Mortgage Asset Trust
6.975% due 01/17/2032	398	412
Countrywide Alternative Loan Trust
0.380% due 05/20/2046	8	8
0.395% due 02/25/2047	600	360
0.405% due 01/25/2037	783	392
0.410% due 02/20/2047	843	411
0.415% due 05/25/2047	9,818	5,367
0.425% due 11/25/2046	440	258
0.426% due 12/20/2046	12,001	6,005
0.435% due 06/25/2037	65	40
0.440% due 03/20/2046	4,937	2,607
0.440% due 07/20/2046	1,285	494
0.515% due 12/25/2035	574	364
0.515% due 02/25/2037	717	348
0.585% due 05/25/2037	162	81
0.605% due 02/25/2037	30,755	9,032
0.685% due 09/25/2035	11,097	7,679
0.735% due 12/25/2035	12,963	6,963
0.735% due 05/25/2037	3,934	2,006
1.135% due 12/25/2036 (a)	16,156	7,270
1.242% due 12/25/2035	2,133	1,243
1.242% due 02/25/2036	33	21
2.890% due 06/25/2037	8,320	5,197
5.250% due 10/25/2033	4,500	4,559
5.250% due 06/25/2035	85	70
5.500% due 11/25/2035	4,985	3,451
5.500% due 01/25/2036	1,747	1,213
5.500% due 03/25/2036	184	124
5.528% due 02/25/2037	355	228
5.638% due 08/25/2036	607	592
5.750% due 07/25/2035	5,300	4,193
6.000% due 04/25/2036	2,464	1,706
6.000% due 05/25/2036	2,147	1,354
6.000% due 02/25/2037	3,805	2,550
6.000% due 05/25/2037	2,502	1,626
6.000% due 08/25/2037	4,087	3,076
6.250% due 11/25/2036 (a)	2,062	1,542
6.500% due 06/25/2036	305	168
Countrywide Home Loan Mortgage Pass-Through Trust
0.555% due 03/25/2035	10,267	5,230
0.565% due 02/25/2035	192	133
0.575% due 02/25/2035	232	158
0.575% due 06/25/2035	5,610	4,874
0.615% due 09/25/2034	18	10
0.635% due 11/25/2034	149	123
2.528% due 02/20/2036	1,786	1,191
2.595% due 02/20/2036	45	34
2.746% due 06/25/2033	1,139	1,012
2.750% due 11/19/2033	142	117
2.760% due 06/20/2035	72	50
2.776% due 08/25/2034	1,470	1,116

See Accompanying Notes	Semiannual Report	September 30, 2011	105

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.776% due 09/20/2036		$1,163	$629
2.793% due 08/25/2034		676	492
2.885% due 09/25/2034		86	49
3.033% due 11/25/2034		233	176
4.729% due 02/25/2047		576	292
4.859% due 03/25/2037 (a)		543	239
5.000% due 11/25/2035		909	891
5.500% due 11/25/2035		752	696
5.750% due 07/25/2037		43,059	36,748
6.000% due 02/25/2036		2,700	2,151
6.000% due 05/25/2036		13,342	10,761
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		187	148
2.439% due 06/25/2033		71	65
2.440% due 07/25/2033		10	9
2.569% due 08/25/2033		145	137
6.000% due 01/25/2036		5,105	3,094
6.500% due 04/25/2033		2	2
7.000% due 02/25/2034		603	629
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		4,455	4,824
5.467% due 09/18/2039		2,500	2,735
6.250% due 08/25/2036		3,257	2,743
DECO Series
0.993% due 01/27/2020	GBP	2,671	3,613
Downey Savings & Loan Association Mortgage Loan Trust
0.490% due 08/19/2045		$62	38
2.505% due 07/19/2044		964	715
EF Hutton Trust
9.950% due 10/20/2018		32	32
EMF-NL
2.406% due 04/17/2041	EUR	7,700	8,253
2.606% due 07/17/2041		1,200	1,061
Eurosail PLC
2.356% due 10/17/2040		5,255	6,282
First Horizon Alternative Mortgage Securities
2.201% due 09/25/2034		$193	176
2.245% due 09/25/2035		1,728	1,143
First Horizon Asset Securities, Inc.
2.565% due 12/25/2033		66	61
2.718% due 02/25/2034		1,231	1,157
2.746% due 08/25/2035		220	176
5.500% due 12/25/2035		9,864	9,557
First Republic Mortgage Loan Trust
0.529% due 08/15/2032		1,112	1,044
0.579% due 11/15/2031		30	28
German Residential Asset Note Distributor PLC
1.848% due 07/20/2016	EUR	23,262	28,334
GMAC Commercial Mortgage Securities, Inc.
1.009% due 04/15/2034 (b)		$9,871	2
4.576% due 05/10/2040		350	358
Granite Mortgages PLC
0.751% due 07/20/2043		1,111	1,060
Greenpoint Mortgage Funding Trust
0.315% due 01/25/2047 (a)		79	75
0.505% due 11/25/2045		32	18
Greenpoint Mortgage Pass-Through Certificates
2.810% due 10/25/2033		157	127
GS Mortgage Securities Corp.
2.146% due 03/06/2020		300	290
4.295% due 01/10/2040		4,128	4,153
5.374% due 05/17/2045		4,600	5,031
GSR Mortgage Loan Trust
1.850% due 03/25/2033		65	61
2.259% due 06/25/2034		1,153	993
2.428% due 06/25/2034		1,248	1,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.738% due 09/25/2035		$2,125	$1,964
2.756% due 09/25/2035		817	759
2.795% due 01/25/2036		17,768	13,080
5.000% due 05/25/2037		2,569	2,476
5.151% due 11/25/2035		1,087	994
5.750% due 03/25/2036		2,217	2,106
5.750% due 01/25/2037		3,500	3,186
6.000% due 03/25/2032		20	21
6.000% due 02/25/2036		8,011	7,088
6.000% due 03/25/2037		5,728	5,225
6.000% due 05/25/2037		3,181	3,067
6.500% due 09/25/2036		1,549	1,341
Harborview Mortgage Loan Trust
0.410% due 11/19/2036		411	257
0.410% due 07/19/2046		416	225
0.410% due 11/19/2046 (a)		144	71
0.420% due 01/19/2038		6,315	3,814
0.450% due 05/19/2035		1,393	859
0.470% due 06/19/2035		189	119
0.470% due 03/19/2036		5,777	3,376
0.500% due 03/19/2035		5,652	3,603
0.510% due 02/19/2036		2,687	1,491
0.540% due 11/19/2035		2,752	1,705
0.640% due 11/19/2034		1,223	683
2.777% due 07/19/2035		1,078	827
2.955% due 05/19/2033		134	121
Impac CMB Trust
0.895% due 03/25/2035		592	407
Impac Secured Assets CMN Owner Trust
0.585% due 05/25/2036		785	703
Indymac ARM Trust
1.821% due 01/25/2032		5	4
Indymac IMSC Mortgage Loan Trust
5.275% due 06/25/2037 (a)		1,950	876
Indymac INDA Mortgage Loan Trust
2.608% due 01/25/2036		4,762	3,705
4.495% due 12/25/2036		132	80
Indymac Index Mortgage Loan Trust
0.425% due 09/25/2046		70	39
0.435% due 11/25/2046		911	203
2.441% due 01/25/2036		1,152	648
2.586% due 10/25/2034		4,455	3,871
2.662% due 12/25/2034		1,668	1,160
JPMorgan Alternative Loan Trust
0.385% due 07/25/2036		22,221	18,862
5.500% due 11/25/2036		164	154
JPMorgan Mortgage Trust
2.105% due 11/25/2033		52	50
2.796% due 07/25/2035		185	172
2.817% due 02/25/2036		49	42
2.852% due 05/25/2034		321	293
2.860% due 07/25/2035		157	148
5.018% due 02/25/2035		1,006	960
5.370% due 11/25/2035		2,445	2,208
5.620% due 04/25/2036		1,957	1,815
5.750% due 01/25/2036		5,571	5,247
6.000% due 08/25/2037		14,836	12,519
6.250% due 07/25/2036		5,335	4,643
6.500% due 08/25/2036		8,580	7,357
Lehman Brothers Floating Rate Commercial Mortgage Trust
0.349% due 09/15/2021		1,256	1,236
0.529% due 06/15/2022		6,721	6,564
Luminent Mortgage Trust
0.405% due 12/25/2036		408	226
Mall Funding PLC
1.513% due 04/22/2017	GBP	2,670	3,487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Adjustable Rate Mortgages Trust
0.535% due 05/25/2047		$900	$252
2.275% due 05/25/2034		608	521
2.562% due 05/25/2034		375	282
MASTR Alternative Loans Trust
0.635% due 11/25/2033		212	203
MASTR Asset Securitization Trust
5.500% due 11/25/2017		26	27
5.500% due 09/25/2033		306	318
MASTR Reperforming Loan Trust
6.000% due 08/25/2034		1,271	1,247
MASTR Seasoned Securities Trust
4.022% due 10/25/2032		69	57
Mellon Residential Funding Corp.
0.669% due 12/15/2030		571	523
0.929% due 11/15/2031		535	473
Merrill Lynch Floating Trust
0.764% due 07/09/2021		4,799	4,623
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		2,599	1,739
0.485% due 08/25/2036		46	35
2.277% due 02/25/2033		62	55
MLCC Mortgage Investors, Inc.
0.485% due 11/25/2035		665	502
1.048% due 11/25/2029 (b)		10,393	338
1.222% due 10/25/2035		1,625	1,324
1.653% due 10/25/2035		447	389
Morgan Stanley Capital
4.118% due 07/15/2049 (c)		15,600	15,999
5.447% due 02/12/2044		50	54
Morgan Stanley Mortgage Loan Trust
2.277% due 06/25/2036		162	140
2.492% due 07/25/2035		845	578
2.603% due 07/25/2035		452	302
2.772% due 08/25/2034		120	91
6.000% due 10/25/2037 (a)		7,833	5,511
Morgan Stanley Re-REMIC Trust
5.984% due 08/12/2045		900	986
Newgate Funding PLC
2.128% due 12/15/2050	EUR	19,000	19,811
Nomura Asset Acceptance Corp.
2.496% due 10/25/2035		$1,946	1,258
Opteum Mortgage Acceptance Corp.
0.615% due 12/25/2035		9,000	5,097
5.675% due 12/25/2035		7,995	7,468
Permanent Master Issuer PLC
1.649% due 07/15/2042		58,600	58,269
2.905% due 07/15/2042	EUR	55,900	74,730
PHH Alternative Mortgage Trust
0.395% due 02/25/2037		$18,523	11,065
Prime Mortgage Trust
0.635% due 02/25/2019		3	3
0.635% due 02/25/2034		16	14
5.500% due 06/25/2036 (a)		1,445	1,062
RBSCF Trust
6.096% due 02/16/2051		2,500	2,786
6.214% due 12/16/2049		8,000	8,880
RBSSP Resecuritization Trust
0.458% due 06/27/2036		5,819	3,372
0.458% due 08/27/2037		4,000	2,796
Residential Accredit Loans, Inc.
0.415% due 06/25/2046		1,319	450
0.485% due 02/25/2036 (a)		740	295
0.535% due 08/25/2035		188	105
0.635% due 03/25/2033		220	197
0.635% due 10/25/2045		659	355

106	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.915% due 12/25/2033	$434	$391
1.950% due 02/25/2035	3,218	2,296
3.002% due 03/25/2035	2,036	1,329
3.810% due 01/25/2036 (a)	462	226
Residential Asset Securitization Trust
0.635% due 05/25/2033	141	135
0.635% due 01/25/2046 (a)	4,241	1,797
0.685% due 02/25/2034	713	636
0.935% due 10/25/2035	12,619	8,390
5.500% due 07/25/2035	161	137
5.500% due 09/25/2035	521	436
5.500% due 12/25/2035	963	782
5.750% due 02/25/2036	2,782	1,881
5.750% due 02/25/2036 (a)	149	101
6.000% due 07/25/2037	3,118	2,360
6.250% due 07/25/2036 (a)	10,556	6,093
Residential Funding Mortgage Securities
3.033% due 09/25/2035	53	34
3.315% due 02/25/2036	1,757	1,188
3.345% due 09/25/2036 (a)	125	74
5.500% due 11/25/2035	10,673	9,068
6.000% due 10/25/2036	3,300	2,698
6.500% due 03/25/2032	44	46
Salomon Brothers Mortgage Securities, Inc.
0.735% due 05/25/2032	233	187
Sequoia Mortgage Trust
0.952% due 11/22/2024	293	247
Structured Adjustable Rate Mortgage Loan Trust
0.555% due 10/25/2035	2,037	1,228
1.652% due 01/25/2035	51	31
2.488% due 02/25/2034	85	77
2.533% due 07/25/2034	947	829
2.534% due 04/25/2034	174	143
2.539% due 05/25/2034	1,134	951
2.540% due 08/25/2035	79	58
2.586% due 01/25/2035	392	276
2.596% due 09/25/2034	217	202
5.503% due 04/25/2036 (a)	2,555	1,754
Structured Asset Mortgage Investments, Inc.
0.425% due 07/25/2046	233	124
0.445% due 04/25/2036	735	418
0.445% due 08/25/2036	876	504
0.445% due 05/25/2046	490	253
0.455% due 05/25/2036	2,246	1,165
0.480% due 07/19/2035	1,617	1,294
0.515% due 02/25/2036	254	133
0.535% due 08/25/2036	1,000	251
0.580% due 03/19/2034	14	12
0.810% due 07/19/2034	46	38
Structured Asset Securities Corp.
2.303% due 01/25/2032	286	237
2.480% due 06/25/2033	84	74
2.655% due 10/25/2035	593	470
2.661% due 02/25/2032	11	10
4.320% due 12/25/2034	143	143
4.740% due 12/25/2034	1,039	1,050
5.421% due 03/25/2033	236	217
5.500% due 09/25/2035	8,175	7,483
Thornburg Mortgage Securities Trust
0.335% due 03/25/2037	2,549	2,493
0.345% due 11/25/2046	909	904
0.365% due 06/25/2037	39	38
TIAA Seasoned Commercial Mortgage Trust
5.947% due 08/15/2039	1,800	1,631
Wachovia Bank Commercial Mortgage Trust
0.319% due 09/15/2021	123	119
4.782% due 03/15/2042	223	223
5.275% due 11/15/2048	1,577	1,575

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.308% due 11/15/2048	$900	$963
5.572% due 10/15/2048	1,700	1,812
Wachovia Mortgage Loan Trust LLC
5.727% due 03/20/2037	1,822	1,541
WaMu Mortgage Pass-Through Certificates
0.465% due 04/25/2045	1,950	1,524
0.495% due 11/25/2045	98	76
0.505% due 12/25/2045	2,917	2,331
0.525% due 07/25/2045	274	215
0.525% due 10/25/2045	4,012	3,102
0.545% due 01/25/2045	5,460	4,184
0.555% due 07/25/2045	33	26
0.555% due 08/25/2045	1,882	1,448
0.595% due 11/25/2034	3,170	2,450
0.942% due 02/25/2047	233	132
0.972% due 01/25/2047	461	269
0.992% due 06/25/2047	642	188
1.002% due 04/25/2047	153	103
1.052% due 12/25/2046	739	486
1.062% due 12/25/2046	6,228	3,636
1.122% due 10/25/2046	60,158	37,458
1.222% due 06/25/2046	1,040	751
1.242% due 02/25/2046	98	69
1.442% due 11/25/2042	43	36
1.642% due 06/25/2042	1,073	823
1.642% due 08/25/2042	457	380
1.742% due 11/25/2046	1,142	816
2.255% due 03/25/2033	225	207
2.417% due 12/25/2032	9,880	8,886
2.492% due 10/25/2034	1,006	902
2.553% due 09/25/2033	88	85
2.555% due 03/25/2036	1,824	1,361
2.576% due 01/25/2036	3,560	2,772
2.579% due 03/25/2035	1,217	1,029
2.580% due 06/25/2033	478	459
2.600% due 02/27/2034	709	671
2.643% due 02/25/2037	864	604
2.665% due 12/25/2036	374	239
2.838% due 08/25/2046	2,050	1,391
2.838% due 09/25/2046	542	387
2.838% due 10/25/2046	500	347
5.181% due 11/25/2036	4,399	3,146
5.319% due 02/25/2037	1,000	636
5.349% due 03/25/2037	140,363	107,207
5.380% due 07/25/2037	1,424	830
5.401% due 06/25/2037	6,402	4,966
5.585% due 02/25/2037	336	235
5.620% due 04/25/2037	126,908	104,867
5.684% due 10/25/2036	155	116
5.932% due 10/25/2036	30	26
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.935% due 01/25/2036	14,096	7,770
1.182% due 07/25/2046	190	69
5.750% due 01/25/2036	12,138	9,041
Washington Mutual MSC Mortgage Pass-Through Certificates
2.262% due 02/25/2033	28	24
Wells Fargo Alternative Loan Trust
0.585% due 06/25/2037 (a)	9,431	3,815
Wells Fargo Mortgage-Backed Securities Trust
2.700% due 05/25/2035	42	40
2.716% due 09/25/2034	3,885	2,687
2.720% due 06/25/2035	943	875
2.723% due 03/25/2035	6,050	5,705
2.731% due 03/25/2036	5,058	4,088
2.734% due 07/25/2036	8,775	6,512
2.737% due 03/25/2035	1,067	948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.739% due 12/25/2034		$866	$790
2.744% due 05/25/2036		1,531	1,142
2.745% due 04/25/2036		6,250	5,209
2.763% due 10/25/2035		1,146	1,033
2.771% due 04/25/2036		1,918	1,554
2.777% due 06/25/2035		817	776
4.613% due 09/25/2033		2,576	2,638
4.621% due 01/25/2034		247	245
4.692% due 12/25/2033		17	18
4.795% due 01/25/2035		523	485
5.013% due 04/25/2035		278	265
5.617% due 04/25/2036		1,100	1,029
6.000% due 03/25/2037		9,163	7,927
6.000% due 04/25/2037		7,600	7,022
6.000% due 07/25/2037		4,000	3,496
Windermere CMBS PLC
1.715% due 08/22/2016	EUR	7,520	8,708

Total Mortgage-Backed Securities (Cost $1,340,860)			1,322,162

ASSET-BACKED SECURITIES 2.2%
Access Group, Inc.
1.553% due 10/27/2025		$6,100	6,147
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		1,337	1,298
7.001% due 09/20/2022		9,100	8,361
Ameriquest Mortgage Securities, Inc.
5.158% due 11/25/2035		1,011	1,012
Amortizing Residential Collateral Trust
0.815% due 07/25/2032		6	5
0.935% due 10/25/2031		910	705
ARES CLO Ltd.
0.521% due 04/20/2017		2,222	2,158
Argent Securities, Inc.
0.435% due 10/25/2035		50	45
Asset-Backed Funding Certificates
0.585% due 06/25/2034		1,235	883
1.343% due 12/25/2032		1,473	1,282
Avery Point CLO Ltd.
0.830% due 12/17/2015		702	686
Bayview Financial Acquisition Trust
5.638% due 11/28/2036		810	699
Bear Stearns Asset-Backed Securities Trust
0.285% due 11/25/2036		11	11
0.305% due 12/25/2036		31	29
0.435% due 04/25/2037		4,400	2,563
1.235% due 10/25/2037		1,186	713
1.235% due 11/25/2042		20	17
1.485% due 08/25/2037		8,861	5,164
5.500% due 08/25/2036		2,692	1,794
Bear Stearns Second Lien Trust
0.455% due 12/25/2036		1,140	1,085
Blackrock Senior Income Series Corp.
0.491% due 04/20/2019		3,089	2,833
Carrington Mortgage Loan Trust
0.285% due 12/25/2036		22	21
0.285% due 01/25/2037		73	72
Citigroup Mortgage Loan Trust, Inc.
0.295% due 05/25/2037		49	47
0.295% due 07/25/2045		110	82
0.395% due 12/25/2036		4,675	1,532
Countrywide Asset-Backed Certificates
0.335% due 09/25/2037		74	73
0.575% due 12/25/2036		760	323
0.715% due 12/25/2031		2	1
0.735% due 08/25/2047		15,000	11,060

See Accompanying Notes	Semiannual Report	September 30, 2011	107

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.683% due 10/25/2046	$4,791	$4,636
5.689% due 10/25/2046	4,670	2,723
5.714% due 09/25/2037	10,000	4,215
Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 01/25/2032	9	7
Credit-Based Asset Servicing & Securitization LLC
5.419% due 03/25/2037	1,896	680
5.485% due 01/25/2037	1,961	722
5.844% due 04/25/2037	102	101
6.280% due 05/25/2035	2,119	1,900
Cumberland CLO Ltd.
0.525% due 11/10/2019	14,423	13,786
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030	402	390
7.790% due 05/25/2030	1,193	1,227
Denali Capitala CLO Ltd.
0.726% due 08/23/2016	1,285	1,263
Denver Arena Trust
6.940% due 11/15/2019	84	86
Fairbanks Capital Mortgage Loan Trust
1.435% due 05/25/2028	53	46
First NLC Trust
0.305% due 08/25/2037	33	16
Galaxy CLO Ltd.
0.493% due 04/25/2019	5,819	5,401
GSAA Trust
4.999% due 09/25/2035	1,747	1,624
GSRPM Mortgage Loan Trust
0.935% due 01/25/2032	141	133
Home Equity Mortgage Trust
5.367% due 07/25/2036	400	119
HSBC Home Equity Loan Trust
0.430% due 03/20/2036	3,584	3,016
0.520% due 01/20/2034	5,057	4,338
0.540% due 01/20/2035	44	38
5.690% due 07/20/2036	514	519
HSI Asset Securitization Corp. Trust
0.285% due 10/25/2036	11	8
0.295% due 05/25/2037	18	18
Hudson Straits CLO Ltd.
0.629% due 10/15/2016	1,192	1,169
Indymac Residential Asset-Backed Trust
0.395% due 07/25/2037	7,062	3,326
IXIS Real Estate Capital Trust
0.465% due 01/25/2037	6,800	2,211
JPMorgan Mortgage Acquisition Corp.
0.295% due 03/25/2047	73	60
0.315% due 08/25/2036	4	1
0.375% due 10/25/2036	12,500	5,501
5.830% due 07/25/2036	7,874	4,049
Lehman XS Trust
0.385% due 04/25/2037	160	90
0.495% due 05/25/2046	51,855	8,269
Long Beach Mortgage Loan Trust
0.395% due 09/25/2036	3,491	1,123
0.535% due 02/25/2036	2,890	821
0.575% due 01/25/2046	5,000	1,874
0.795% due 10/25/2034	629	463
MASTR Asset-Backed Securities Trust
0.285% due 11/25/2036	112	38
0.495% due 06/25/2036	14,451	3,690
Merit Securities Corp.
6.690% due 07/28/2033	1,818	1,971
Merrill Lynch First Franklin Mortgage Loan Trust
0.485% due 04/25/2037	12,500	5,163
Merrill Lynch Mortgage Investors, Inc.
0.305% due 07/25/2037	34	33

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 02/25/2037 (a)		$1,965	$545
Morgan Stanley ABS Capital
0.375% due 11/25/2036		17,570	5,656
0.475% due 06/25/2036		2,000	631
1.285% due 09/25/2033		2,896	2,355
Mountain View Funding CLO
0.509% due 04/15/2019		1,984	1,877
MSIM Peconic Bay Ltd.
0.531% due 07/20/2019		3,700	3,495
Nationstar Home Mortgage LLC
3.735% due 07/25/2034 (a)		51	5
Octagon Investment Partners Ltd.
0.619% due 11/28/2018		5,200	4,867
0.687% due 12/02/2016		1,960	1,861
Olympic CLO Ltd.
0.766% due 05/15/2016		398	390
Option One Mortgage Loan Trust
0.365% due 07/25/2037		1,900	779
5.599% due 01/25/2037		9,000	7,387
Ownit Mortgage Loan Asset-Backed Certificates
0.385% due 05/25/2037		4,477	2,312
5.290% due 12/25/2036		1,409	739
Pacifica CDO Ltd.
0.513% due 01/26/2020		4,973	4,661
0.636% due 02/15/2017		11,185	10,864
0.728% due 05/13/2016		1,729	1,674
Panhandle-Plains Higher Education Authority, Inc.
0.758% due 10/01/2018		10,600	10,595
1.376% due 10/01/2035		11,124	11,127
Park Place Securities, Inc.
0.495% due 09/25/2035		46	40
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019		57,235	56,733
Race Point CLO
0.836% due 05/15/2015		956	942
Renaissance Home Equity Loan Trust
0.735% due 12/25/2033		43	35
5.131% due 09/25/2037		7,951	4,561
Residential Asset Mortgage Products, Inc.
0.505% due 09/25/2035		505	494
0.535% due 06/25/2044		1,772	1,189
0.795% due 06/25/2032		8	6
1.435% due 09/25/2047		519	404
Residential Asset Securities Corp.
5.010% due 04/25/2033		4,101	3,689
6.228% due 04/25/2032		914	923
7.279% due 04/25/2032		637	610
Restructured Asset Securities
4.000% due 12/15/2030		1,477	1,468
Securitized Asset-Backed Receivables LLC Trust
1.000% due 02/25/2034		4,047	2,974
SLC Student Loan Trust
4.750% due 06/15/2033		3,991	3,996
SLM Student Loan Trust
1.553% due 01/25/2018		3,525	3,599
1.753% due 04/25/2023		2,784	2,863
1.788% due 12/15/2023	EUR	20,735	26,625
1.798% due 09/15/2021		6,666	8,761
3.479% due 05/16/2044		$4,580	4,774
3.500% due 08/17/2043		4,590	4,562
Soundview Home Equity Loan Trust
0.295% due 11/25/2036		171	46
0.515% due 10/25/2036		12,866	4,965
Specialty Underwriting & Residential Finance
0.385% due 09/25/2037		6,700	1,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
0.595% due 10/25/2035		$28,362	$19,822
Structured Asset Securities Corp.
0.815% due 01/25/2033		10	8
4.440% due 02/25/2035		97	97
Terwin Mortgage Trust
1.175% due 12/25/2034		167	123
4.429% due 09/25/2036		447	429
4.650% due 07/25/2036		75	74
4.849% due 08/25/2036		505	488
WaMu Asset-Backed Certificates
0.385% due 01/25/2037		10,200	3,555

Total Asset-Backed Securities (Cost $383,207)			370,218

SOVEREIGN ISSUES 14.5%
Australia Government Bond
4.750% due 06/15/2016	AUD	263,400	265,393
5.250% due 03/15/2019		269,800	280,817
5.500% due 12/15/2013		201,800	203,077
5.500% due 01/21/2018		305,500	320,891
5.500% due 04/21/2023		169,100	180,508
5.750% due 07/15/2022		103,500	112,629
6.000% due 02/15/2017		90,200	96,371
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2012	BRL	14,760	7,816
10.000% due 01/01/2013		2,867	1,513
10.000% due 01/01/2014		2,843	1,480
10.000% due 01/01/2017		96,190	48,087
Canada Government Bond
1.500% due 12/01/2012	CAD	166,400	159,975
1.750% due 03/01/2013		12,600	12,173
2.750% due 09/01/2016		164,100	166,721
3.250% due 06/01/2021		58,300	60,992
Export-Import Bank of Korea
4.000% due 01/29/2021		$22,500	20,939
Mexico Government International Bond
6.500% due 06/10/2021	MXN	596,700	43,236
10.000% due 12/05/2024		1,157,670	106,664
Province of Quebec Canada
2.750% due 08/25/2021		$97,900	97,361
5.000% due 12/01/2041	CAD	5,000	5,727
Qatar Government International Bond
5.250% due 01/20/2020		$25,900	28,620
Republic of Germany
4.250% due 07/04/2018	EUR	75,400	119,294
5.625% due 01/04/2028		35,200	66,779
State of North Rhine-Westphalia
1.625% due 09/17/2014		$500	508

Total Sovereign Issues (Cost $2,501,775)			2,407,571

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

UTILITIES 0.2%
PPL Corp.
9.500% due 07/01/2013		488,400	27,057

Total Convertible Preferred Securities (Cost $24,834)			27,057

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup, Inc.
6.150% due 12/15/2012		465,000	3,672

Total Preferred Securities (Cost $4,146)			3,672

108	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.2%

CERTIFICATES OF DEPOSIT 0.9%
Banco do Brasil S.A.
0.448% due 02/14/2014	$75,950	$75,890
Itau Unibanco Holding S.A.
0.000% due 02/06/2012	75,950	75,582

		151,472

REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co.
0.010% due 10/03/2011	39,025	39,025

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.250% - 1.375% due 03/15/2012 - 03/15/2014 valued at $39,808. Repurchase proceeds are $39,025.)

U.S. TREASURY BILLS 1.0%
0.026% due 11/10/2011 - 03/29/2012 (d)(h)(i)(l)	167,044	167,028

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (g) 0.0%
13,426	$134

Total Short-Term Instruments (Cost $357,656)	357,659

PURCHASED OPTIONS (n) 0.3%
(Cost $130,325)	49,814

Total Investments 140.3% (Cost $23,184,496)	$23,293,131

Written Options (o) (0.7%) (Premiums $69,813)	(109,146)

Other Assets and Liabilities (Net) (39.6%)	(6,576,371)

Net Assets 100.0%	$16,607,614

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $435,671 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	Securities with an aggregate market value of $820 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(j)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $272,613 at a weighted average interest rate of 0.082%. On September 30, 2011, securities valued at $537,471 were pledged as collateral for reverse repurchase agreements.
(k)	Securities with an aggregate market value of $29,689 and cash of $3 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2013	1,917	$5,998
90-Day Euribor March Futures	Long	03/2013	748	2,305
90-Day Eurodollar December Futures	Long	12/2011	5,363	144
90-Day Eurodollar June Futures	Long	06/2014	75	1
90-Day Eurodollar March Futures	Long	03/2014	130	(10)
Euro-Bobl December Futures	Long	12/2011	2,623	(1,175)
Japan Government 10-Year Bond December Futures	Short	12/2011	56	341
U.S. Treasury 5-Year Note December Futures	Short	12/2011	11,423	3,804
U.S. Treasury 10-Year Note December Futures	Long	12/2011	2,690	(1,091)
U.S. Treasury 30-Year Bond December Futures	Short	12/2011	865	(3,272)

				$7,045

See Accompanying Notes	Semiannual Report	September 30, 2011	109

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(l)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $125,278 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized Appreciation
CDX.IG-12 5-Year Index	1.000%	06/20/2014	$	71,731	$106	$107
CDX.IG-13 5-Year Index	1.000%	12/20/2014		484,000	1,978	2,290
CDX.IG-14 5-Year Index	1.000%	06/20/2015		195,100	1,505	1,197
CDX.IG-15 5-Year Index	1.000%	12/20/2015		641,700	7,097	3,590
CDX.IG-16 5-Year Index	1.000%	06/20/2016		1,034,900	17,186	2,605

					$27,872	$9,789

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	12/21/2015	$1,328,500	$21,876	$(8,679)
Receive	3-Month USD-LIBOR	1.250%	12/21/2014	1,328,500	(17,147)	5,079
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	1,469,500	(100,245)	(2,522)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016	6,000	(264)	(11)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016	667,900	(29,436)	3,959
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	582,300	(56,356)	3,397
Receive	3-Month USD-LIBOR	2.750%	12/21/2018	3,000	(197)	(21)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	297,000	(41,644)	3,283
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	620,000	(86,976)	(9,705)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	75,500	(7,641)	(2,271)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	3,000	(304)	(59)
Receive	3-Month USD-LIBOR	4.000%	12/21/2031	27,000	(6,040)	(2,120)

					$(324,374)	$(9,670)

(m)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	RYL	(1.950%	)	04/15/2020	$	3,000	$681	$915	$(234)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BPS	(1.000%	)	06/20/2016	3.821%	$	18,300	$2,159	$497	$1,662
Alcoa, Inc.	MYC	(1.000%	)	06/20/2016	3.821%		11,300	1,334	292	1,042
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	3.211%		1,450	142	27	115
Black & Decker Corp.	BOA	(2.250%	)	06/20/2014	0.330%		4,600	(244)	0	(244)
BNP Paribas	JPM	(0.660%	)	03/20/2014	2.379%		10,000	405	0	405
Carnival Corp.	BOA	(1.000%	)	03/20/2016	1.291%		18,600	225	(18)	243
Carnival Corp.	BPS	(1.000%	)	09/20/2016	1.410%		14,400	273	66	207
Carnival Corp.	GST	(1.000%	)	09/20/2016	1.410%		17,400	331	118	213
Caterpillar, Inc.	BOA	(1.000%	)	09/20/2016	1.041%		33,200	53	(178)	231
CBS Corp.	BRC	(1.000%	)	06/20/2019	1.687%		5,000	233	456	(223)
Centex Corp.	BPS	(1.000%	)	06/20/2016	3.718%		4,800	540	48	492
Centex Corp.	GST	(1.000%	)	06/20/2014	3.018%		1,000	52	14	38
CIGNA Corp.	JPM	(1.000%	)	06/20/2019	1.194%		6,500	86	296	(210)
Con-way, Inc.	JPM	(3.750%	)	03/20/2018	3.663%		2,500	(15)	0	(15)
Costco Wholesale Corp.	BOA	(1.000%	)	03/20/2021	0.720%		17,700	(430)	(569)	139
Credit Agricole S.A.	BOA	(1.000%	)	03/20/2021	2.644%	EUR	7,500	1,182	446	736
Credit Agricole S.A.	DUB	(1.000%	)	06/20/2021	2.647%		16,000	2,573	885	1,688
Credit Agricole S.A.	FBF	(1.000%	)	03/20/2021	2.644%		9,400	1,482	510	972
Credit Agricole S.A.	HUS	(1.000%	)	03/20/2021	2.644%		9,400	1,482	471	1,011
Credit Agricole S.A.	RYL	(1.000%	)	03/20/2021	2.644%		9,400	1,481	549	932
DDR Corp.	BOA	(1.000%	)	06/20/2016	4.954%	$	17,400	2,733	481	2,252
DDR Corp.	GST	(1.000%	)	06/20/2016	4.954%		17,300	2,717	502	2,215
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.390%		6,900	293	639	(346)
Devon Energy Corp.	BRC	(1.050%	)	03/20/2014	0.578%		20,000	(240)	0	(240)

110	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
DR Horton, Inc.	BPS	(1.000%	)	06/20/2013	2.253%	$	10,900	$226	$155	$71
DR Horton, Inc.	BPS	(1.000%	)	03/20/2016	3.468%		2,500	246	162	84
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	3.567%		4,330	465	248	217
Embarq Corp.	BRC	(1.000%	)	06/20/2013	1.577%		500	5	(9)	14
Embarq Corp.	DUB	(1.000%	)	06/20/2013	1.577%		200	2	(4)	6
Embarq Corp.	DUB	(1.000%	)	06/20/2016	2.906%		10,700	874	(187)	1,061
FedEx Corp.	BOA	(1.000%	)	03/20/2021	1.592%		17,900	854	375	479
General Electric Capital Corp.	DUB	(1.000%	)	09/20/2016	3.064%		14,600	1,315	207	1,108
General Electric Capital Corp.	MYC	(1.000%	)	09/20/2016	3.064%		55,100	4,963	790	4,173
Generali Finance B.V.	CBK	(1.000%	)	09/20/2016	3.646%	EUR	17,200	2,551	1,571	980
Generali Finance B.V.	SOG	(1.000%	)	09/20/2016	3.646%		18,000	2,670	1,343	1,327
Goodrich Corp.	FBF	(1.000%	)	09/20/2016	0.401%	$	17,200	(508)	(401)	(107)
Halliburton Co.	BRC	(1.000%	)	09/20/2016	1.072%		17,200	53	(305)	358
HCA, Inc.	JPM	(5.000%	)	03/20/2014	4.565%		5,000	(60)	(224)	164
Home Depot, Inc.	BOA	(1.000%	)	09/20/2016	0.708%		16,900	(245)	(317)	72
Home Depot, Inc.	BOA	(1.000%	)	03/20/2021	1.013%		17,900	14	(44)	58
Home Depot, Inc.	CBK	(1.000%	)	06/20/2021	1.022%		17,200	26	(72)	98
Honeywell International, Inc.	FBF	(1.000%	)	09/20/2016	0.533%		17,200	(395)	(523)	128
HSBC Bank PLC	JPM	(1.000%	)	09/20/2016	1.632%	EUR	10,000	382	121	261
HSBC Bank PLC	MYC	(1.000%	)	09/20/2016	1.632%		14,600	557	217	340
Ingersoll-Rand Co.	BRC	(0.400%	)	09/20/2013	0.234%	$	1,200	(4)	0	(4)
Ingersoll-Rand Co.	FBF	(1.000%	)	09/20/2016	0.494%		17,200	(429)	(523)	94
Intesa Sanpaolo SpA	BRC	(1.000%	)	09/20/2021	4.260%	EUR	21,700	6,222	4,482	1,740
Intesa Sanpaolo SpA	CBK	(1.000%	)	09/20/2021	4.260%		43,200	12,387	7,117	5,270
Intesa Sanpaolo SpA	FBF	(1.000%	)	09/20/2016	4.202%	$	21,100	2,804	1,367	1,437
JC Penney Corp., Inc.	BOA	(1.000%	)	09/20/2012	1.253%		7,700	16	(25)	41
JC Penney Corp., Inc.	GST	(1.000%	)	09/20/2012	1.253%		4,400	10	19	(9)
Jones Group, Inc.	BRC	(5.000%	)	06/20/2014	2.958%		15,000	(821)	(153)	(668)
KB Home	BOA	(1.000%	)	06/20/2018	10.300%		1,300	488	63	425
KB Home	BPS	(1.000%	)	03/20/2015	9.369%		1,200	277	50	227
KB Home	BPS	(5.000%	)	06/20/2015	9.526%		9,400	1,218	(523)	1,741
Kimco Realty Corp.	MYC	(1.000%	)	06/20/2016	2.709%		18,800	1,370	(63)	1,433
Kimco Realty Corp.	SOG	(1.000%	)	06/20/2016	2.709%		3,800	276	(15)	291
Kohl’s Corp.	BOA	(1.000%	)	06/20/2016	1.332%		17,300	252	(191)	443
Lloyds Banking Group PLC	MYC	(3.000%	)	06/20/2020	7.313%	EUR	10,000	3,259	(190)	3,449
Lockheed Martin Corp.	FBF	(1.000%	)	09/20/2016	0.649%	$	17,700	(307)	(538)	231
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	03/20/2013	0.728%		9,200	(41)	62	(103)
Marriott International, Inc.	BOA	(1.000%	)	03/20/2016	1.486%		17,900	365	(119)	484
Marriott International, Inc.	BOA	(1.000%	)	09/20/2016	1.608%		30,200	852	487	365
Marriott International, Inc.	GST	(1.000%	)	09/20/2016	1.608%		6,700	189	165	24
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.729%		2,000	(21)	(46)	25
Masco Corp.	GST	(1.000%	)	03/20/2017	4.891%		2,500	440	224	216
Masco Corp.	JPM	(1.000%	)	06/20/2015	4.048%		3,000	307	139	168
Masco Corp.	UAG	(4.650%	)	12/20/2016	5.035%		5,000	76	0	76
McKesson Corp.	BOA	(0.640%	)	03/20/2019	0.640%		5,000	(1)	0	(1)
Merrill Lynch & Co., Inc.	MYC	(1.000%	)	06/20/2021	4.479%		20,000	4,509	874	3,635
Nabors Industries, Inc.	CBK	(1.000%	)	03/20/2018	2.600%		1,400	126	12	114
New York Times Co.	BRC	(1.000%	)	03/20/2015	3.052%		2,000	132	115	17
Nordstrom, Inc.	BOA	(1.000%	)	09/20/2016	1.277%		6,800	87	(20)	107
Nordstrom, Inc.	FBF	(1.000%	)	09/20/2016	1.277%		10,300	132	(30)	162
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	6.269%		6,500	139	(117)	256
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	6.269%		2,000	43	(47)	90
Pactiv Corp.	MYC	(5.000%	)	06/20/2017	7.156%		5,000	454	(328)	782
Pearson Dollar Finance PLC	BRC	(0.770%	)	06/20/2018	0.938%		6,000	62	0	62
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.938%		19,925	(85)	(268)	183
ProLogis	CBK	(1.000%	)	06/20/2012	1.517%		2,000	7	43	(36)
Pulte Group, Inc.	BPS	(1.000%	)	03/20/2015	5.509%		4,800	655	314	341
Raytheon Co.	FBF	(1.000%	)	09/20/2016	0.639%		17,700	(316)	(511)	195
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.479%		1,000	(30)	(11)	(19)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	6.116%		4,500	423	(10)	433
RPM International, Inc.	GST	(1.000%	)	03/20/2018	2.375%		4,000	315	59	256
RR Donnelley & Sons Co.	DUB	(1.000%	)	06/20/2014	6.483%		600	79	35	44
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	8.184%		3,000	585	0	585
Ryder System, Inc.	BOA	(1.000%	)	03/20/2016	1.554%		34,900	813	285	528
Ryder System, Inc.	BPS	(1.000%	)	09/20/2016	1.682%		17,700	559	103	456
Ryder System, Inc.	MYC	(1.000%	)	09/20/2016	1.682%		17,800	562	103	459

See Accompanying Notes	Semiannual Report	September 30, 2011	111

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ryder System, Inc.	UAG	(1.000%	)	06/20/2016	1.621%	$	7,600	$209	$62	$147
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	5.131%		4,800	606	216	390
Sara Lee Corp.	BPS	(0.640%	)	09/20/2013	0.447%		1,200	(5)	0	(5)
Sempra Energy	BRC	(1.100%	)	03/20/2014	0.492%		16,100	(248)	0	(248)
Southwest Airlines Co.	BOA	(1.000%	)	03/20/2016	1.834%		17,700	620	231	389
Staples, Inc.	BOA	(3.750%	)	03/20/2014	1.054%		6,000	(403)	0	(403)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	06/20/2012	1.131%		2,100	(63)	(64)	1
Starwood Hotels & Resorts Worldwide, Inc.	DUB	(5.000%	)	03/20/2013	1.488%		2,000	(106)	(97)	(9)
Starwood Hotels & Resorts Worldwide, Inc.	GST	(1.000%	)	03/20/2016	2.625%		10,900	725	71	654
Sweden Government Interantional Bond	BOA	(0.250%	)	09/20/2021	0.759%		51,300	2,312	943	1,369
Sweden Government Interantional Bond	BPS	(0.250%	)	09/20/2021	0.759%		17,900	806	300	506
Talisman Energy, Inc.	BOA	(1.000%	)	06/20/2019	1.884%		4,000	237	48	189
Target Corp.	BOA	(1.000%	)	09/20/2016	0.576%		16,900	(353)	(360)	7
Target Corp.	JPM	(1.000%	)	09/20/2016	0.576%		24,000	(501)	(535)	34
Target Corp.	MYC	(1.000%	)	06/20/2016	0.552%		18,500	(390)	(421)	31
Tate & Lyle International Finance PLC	BRC	(1.150%	)	06/20/2016	0.999%		1,400	(11)	0	(11)
Toll Brothers Finance Corp.	BPS	(1.000%	)	12/20/2017	2.917%		2,000	207	109	98
Transocean, Inc.	DUB	(5.000%	)	03/20/2012	1.066%		12,800	(262)	(53)	(209)
Transocean, Inc.	GST	(1.000%	)	03/20/2012	1.066%		5,000	0	129	(129)
Turkey Government International Bond	CBK	(1.000%	)	03/20/2021	3.204%		29,300	4,834	2,138	2,696
Turkey Government International Bond	CBK	(1.000%	)	06/20/2021	3.213%		18,700	3,155	1,406	1,749
Turkey Government International Bond	FBF	(1.000%	)	06/20/2021	3.213%		3,200	540	243	297
Union Pacific Corp.	FBF	(1.000%	)	09/20/2016	0.584%		17,200	(352)	(505)	153
United Parcel Service of America, Inc.	FBF	(1.000%	)	09/20/2016	0.541%		17,200	(389)	(505)	116
United Parcel Service of America, Inc.	JPM	(1.000%	)	03/20/2021	0.809%		9,800	(163)	(324)	161
Wal-Mart Stores, Inc.	BOA	(1.000%	)	03/20/2021	0.777%		17,700	(343)	(523)	180
Wal-Mart Stores, Inc.	BOA	(1.000%	)	06/20/2021	0.783%		17,300	(333)	(399)	66
Wells Fargo & Co.	BOA	(1.000%	)	09/20/2016	1.570%		40,400	1,058	427	631
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	1.570%		55,400	1,450	625	825
Wells Fargo & Co.	MYC	(1.000%	)	09/20/2016	1.570%		25,000	655	369	286
Whirlpool Corp.	CBK	(1.000%	)	06/20/2014	1.815%		5,000	107	355	(248)
Williams Cos., Inc.	BRC	(1.000%	)	09/20/2016	1.908%		17,200	721	417	304
WPP PLC	DUB	(1.000%	)	06/20/2014	1.341%		18,751	163	(237)	400
Wyeth	BRC	(0.390%	)	09/20/2013	0.096%		1,000	(6)	0	(6)

								$85,754	$25,091	$60,663

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	CBK	5.000%	09/20/2016	5.722%	$	2,400	$(66)	$136	$(202)
AES Corp.	MYC	5.000%	09/20/2016	5.722%		5,000	(138)	283	(421)
Ally Financial, Inc.	DUB	5.000%	12/20/2020	8.537%		34,600	(5,216)	1,502	(6,718)
Bank of America Corp.	BPS	1.000%	06/20/2021	4.010%		10,000	(2,012)	(430)	(1,582)
Bank of America Corp.	UAG	1.000%	06/20/2021	4.010%		10,000	(2,011)	(452)	(1,559)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2012	0.758%	EUR	2,900	8	(319)	327
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	1.391%		4,300	(77)	(647)	570
BP Capital Markets America, Inc.	CBK	5.000%	06/20/2015	1.386%	$	900	118	16	102
BP Capital Markets America, Inc.	FBF	5.000%	06/20/2015	1.386%		9,700	1,273	149	1,124
BP Capital Markets America, Inc.	GST	5.000%	06/20/2015	1.386%		10,100	1,325	50	1,275
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	1.386%		4,800	630	71	559
Brazil Government International Bond	BRC	1.000%	09/20/2021	2.328%		36,100	(3,923)	(1,547)	(2,376)
Brazil Government International Bond	CBK	1.000%	09/20/2021	2.328%		14,800	(1,608)	(635)	(973)
Brazil Government International Bond	DUB	1.000%	09/20/2021	2.328%		4,000	(435)	(172)	(263)
Brazil Government International Bond	HUS	1.000%	09/20/2021	2.328%		24,200	(2,630)	(1,039)	(1,591)
Brazil Government International Bond	JPM	1.000%	09/20/2021	2.328%		34,300	(3,728)	(1,532)	(2,196)
Brazil Government International Bond	RYL	1.000%	09/20/2021	2.328%		9,000	(978)	(376)	(602)
DISH DBS Corp.	CBK	5.000%	09/20/2021	5.657%		7,500	(300)	647	(947)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.152%		2,000	(12)	(5)	(7)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.188%		2,000	(16)	(15)	(1)
Ensco PLC	FBF	1.000%	03/20/2014	1.056%		29,300	(30)	(218)	188
France Government Bond	DUB	0.250%	12/20/2015	1.713%		37,000	(2,160)	(802)	(1,358)
France Government Bond	GST	0.250%	09/20/2016	1.825%		36,800	(2,677)	(1,867)	(810)
General Electric Capital Corp.	DUB	1.000%	03/20/2016	3.026%		400	(32)	(30)	(2)
Indonesia Government International Bond	BRC	1.000%	06/20/2021	3.372%		18,100	(3,166)	(1,177)	(1,989)

112	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	FBF	1.000%	06/20/2021	3.372%	$	21,900	$(3,830)	$(1,433)	$(2,397)
International Lease Finance Corp.	CBK	5.000%	06/20/2015	7.680%		7,100	(539)	0	(539)
Mexico Government International Bond	BRC	1.000%	09/20/2021	2.320%		17,300	(1,868)	(687)	(1,181)
Mexico Government International Bond	DUB	1.000%	09/20/2021	2.320%		10,500	(1,134)	(413)	(721)
Mexico Government International Bond	GST	1.000%	09/20/2021	2.320%		25,300	(2,731)	(994)	(1,737)
Qatar Government International Bond	HUS	1.000%	03/20/2016	1.123%		2,000	(10)	(1)	(9)
Qatar Government International Bond	HUS	1.000%	06/20/2016	1.165%		1,000	(7)	(7)	0
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.123%		1,500	(8)	(6)	(2)
Qatar Government International Bond	MYC	1.000%	06/20/2016	1.165%		1,000	(7)	(7)	0

							$(37,995)	$(11,957)	$(26,038)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-12 5-Year Index	BOA	(5.000%	)	06/20/2014	$	86,856	$1,471	$5,429	$(3,958)
CDX.HY-12 5-Year Index	DUB	(5.000%	)	06/20/2014		94,000	1,592	3,496	(1,904)
CDX.HY-13 5-Year Index	CBK	(5.000%	)	12/20/2014		118,800	3,423	297	3,126
CDX.HY-14 5-Year Index	CBK	(5.000%	)	06/20/2015		182,100	8,204	1,356	6,848
CDX.HY-15 5-Year Index	BOA	(5.000%	)	12/20/2015		72,900	4,514	(2,825)	7,339
CDX.HY-15 5-Year Index	BPS	(5.000%	)	12/20/2015		166,800	10,329	(5,532)	15,861
CDX.HY-15 5-Year Index	BRC	(5.000%	)	12/20/2015		154,800	9,585	(5,039)	14,624
CDX.HY-15 5-Year Index	CBK	(5.000%	)	12/20/2015		6,300	391	(220)	611
CDX.HY-15 5-Year Index	DUB	(5.000%	)	12/20/2015		93,400	5,783	(1,810)	7,593
CDX.HY-15 5-Year Index	JPM	(5.000%	)	12/20/2015		35,000	2,167	(1,225)	3,392
CDX.HY-15 5-Year Index	MYC	(5.000%	)	12/20/2015		94,400	5,846	(2,950)	8,796
CDX.HY-16 5-Year Index	BOA	(5.000%	)	06/20/2016		65,300	5,763	0	5,763
CDX.HY-16 5-Year Index	BPS	(5.000%	)	06/20/2016		55,600	4,907	(1,184)	6,091
CDX.HY-16 5-Year Index	BRC	(5.000%	)	06/20/2016		145,000	12,797	(2,990)	15,787
CDX.HY-16 5-Year Index	MYC	(5.000%	)	06/20/2016		89,400	7,890	0	7,890
CMBX.NA.AAA.3 Index	GST	(0.080%	)	12/13/2049		76,900	10,270	10,862	(592)
CMBX.NA.AAA.4 Index	GST	(0.350%	)	02/17/2051		55,300	7,553	8,433	(880)
iTraxx Europe 12 Index	GST	(1.000%	)	12/20/2014	EUR	25,600	1,005	(448)	1,453
iTraxx Europe 15 Index 9-12%	MYC	(1.000%	)	06/20/2016		125,700	29,309	16,936	12,373
iTraxx Europe Senior Financials 15 Index	MYC	(1.000%	)	06/20/2016		145,200	14,064	3,390	10,674

							$146,863	$25,976	$120,887

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1 Index	FBF	0.180%	07/25/2045	$	17,369	$(2,360)	$(2,519)	$159
ABX.HE.AAA.06-1 Index	JPM	0.180%	07/25/2045		26,812	(3,641)	(3,888)	247
CDX.IG-7 10-Year Index	GST	0.650%	12/20/2016		578	(33)	(46)	13
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		326,500	(5,067)	0	(5,067)
CDX.IG-16 5-Year Index	BRC	1.000%	06/20/2016		98,600	(1,530)	(889)	(641)
CDX.IG-16 5-Year Index	MYC	1.000%	06/20/2016		812,700	(12,613)	(3,297)	(9,316)

						$(25,244)	$(10,639)	$(14,605)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	Semiannual Report	September 30, 2011	113

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month EUR-LIBOR less 0.240% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	12/10/2012	DUB	$	26,751	EUR	19,700	$209	$32	$177

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS	BRL	1,286,000	$18,814	$2,556	$16,258
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		264,000	4,246	983	3,263
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		62,500	966	261	705
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		22,500	348	110	238
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		189,500	3,085	(514)	3,599
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		80,100	975	84	891
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		731,500	12,415	3,573	8,842
Pay	1-Year BRL-CDI	12.075%	01/02/2013	BOA		313,700	3,250	(398)	3,648
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		117,900	2,322	88	2,234
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		127,500	2,698	14	2,684
Pay	1-Year BRL-CDI	12.465%	01/02/2013	HUS		129,300	1,549	120	1,429
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		214,000	4,104	(39)	4,143
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		111,500	1,363	136	1,227
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UAG		828,300	10,578	(227)	10,805
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		157,100	3,203	222	2,981
Pay	1-Year BRL-CDI	12.610%	01/02/2013	RYL		89,700	1,914	0	1,914
Pay	1-Year BRL-CDI	11.860%	01/02/2014	BOA		7,500	97	(3)	100
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		152,500	2,173	(121)	2,294
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HUS		322,600	4,554	(215)	4,769
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GLM		290,800	5,193	(354)	5,547
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HUS		59,700	1,225	126	1,099
Pay	1-Year BRL-CDI	12.310%	01/02/2014	BOA		214,800	4,177	1,193	2,984
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		178,100	2,745	92	2,653
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		245,100	4,079	250	3,829
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		196,600	3,246	0	3,246
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		747,800	12,771	547	12,224
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		22,400	647	128	519
Pay	3-Month SEK-STIBOR	2.500%	09/15/2016	BRC	SEK	818,500	1,570	(309)	1,879
Receive	3-Month USD-LIBOR	1.600%	11/02/2015	CBK	$	304,700	(9,021)	(792)	(8,229)
Receive	3-Month USD-LIBOR	1.600%	11/02/2015	RYL		618,000	(18,298)	(1,285)	(17,013)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	CBK		181,000	(12,323)	(1,430)	(10,893)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	JPM		172,000	(11,711)	961	(12,672)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016	BRC		322,300	(14,204)	(3,507)	(10,697)
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	DUB		293,200	(20,887)	(1,862)	(19,025)
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	HUS		467,500	(33,304)	(89)	(33,215)
Receive	3-Month USD-LIBOR	2.750%	12/15/2020	JPM		333,400	(23,750)	(233)	(23,517)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	CBK		375,000	(52,067)	3,525	(55,592)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		300,000	(41,654)	10,080	(51,734)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	FBF		59,500	(8,262)	(1,457)	(6,805)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	GLM		820,300	(113,896)	(11,755)	(102,141)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	RYL		104,500	(14,511)	993	(15,504)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	GLM		58,700	(5,868)	(18)	(5,850)
Receive	3-Month USD-LIBOR	3.500%	12/15/2030	RYL		219,300	(33,683)	251	(33,934)
Receive	3-Month USD-LIBOR	4.000%	12/15/2040	GLM		124,700	(35,527)	1,135	(36,662)
Receive	3-Month USD-LIBOR	3.588%	08/26/2041	DUB		62,000	(12,002)	(415)	(11,587)
Pay	6-Month EUR-EURIBOR	2.000%	09/21/2016	BOA	EUR	337,200	626	(1,136)	1,762
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2016	BPS		54,000	3,543	1,098	2,445
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017	BRC		260,900	(1,429)	(1,768)	339
Pay	6-Month EUR-EURIBOR	2.000%	03/21/2017	MYC		298,700	(1,637)	(2,050)	413
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	BOA		70,400	(2,313)	(40)	(2,273)

114	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	GLM	EUR	154,200	$(5,066)	$(127)	$(4,939)
Receive	6-Month EUR-EURIBOR	2.900%	12/20/2040	MYC		80,000	(2,628)	(57)	(2,571)
Receive	6-Month EUR-EURIBOR	3.143%	12/20/2040	BOA		37,900	(1,863)	0	(1,863)
Receive	6-Month EUR-EURIBOR	3.250%	12/20/2040	GLM		212,800	(12,011)	(43)	(11,968)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	FBF	JPY	5,770,000	(1,519)	(700)	(819)
Receive	6-Month JPY-LIBOR	1.000%	12/21/2018	RYL		51,730,000	(13,613)	(6,374)	(7,239)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MYC	MXN	3,462,600	3,857	(61)	3,918
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		1,128,500	4,275	3,661	614
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		392,100	1,485	1,349	136

							$(374,954)	$(3,843)	$(371,111)

(n)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	191,300	$464	$94
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	1.250%	04/30/2012		1,097,800	4,940	461
Put - OTC 20-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	4.361%	11/25/2011	EUR	215,400	2,822	4
Put - OTC 30-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Receive	7.000%	12/13/2013	$	719,000	11,504	2,702
Put - OTC 30-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	4.650%	12/13/2013		463,600	52,434	13,017
Put - OTC 30-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013	EUR	191,700	23,821	11,597
Put - OTC 30-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	3.800%	12/18/2013		113,200	12,418	6,848

								$108,403	$34,723

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-16 5-Year Index	MYC	Buy	0.950%	12/21/2011	$	108,200	$1,883	$7,036
Put - OTC CDX.IG-17 5-Year Index	BOA	Buy	1.500%	03/21/2012		134,900	2,361	2,196
Call - OTC iTraxx Europe 16 5-Year Index	BPS	Sell	2.800%	12/21/2011	EUR	69,300	1,873	1,863
Call - OTC iTraxx Europe 16 5-Year Index	UAG	Sell	2.800%	12/21/2011		106,500	3,473	2,862
Call - OTC iTraxx Europe Crossover 15 5-Year Index	BPS	Sell	4.500%	12/21/2011		68,000	1,805	170
Call - OTC iTraxx Europe Crossover 15 5-Year Index	JPM	Sell	4.100%	12/21/2011		96,000	1,791	129
Call - OTC iTraxx Europe Crossover 15 5-Year Index	MYC	Sell	4.100%	12/21/2011		81,200	1,371	109
Call - OTC iTraxx Europe Crossover 15 5-Year Index	MYC	Sell	4.500%	12/21/2011		142,300	3,380	356
Call - OTC iTraxx Europe Senior Financials 15 5-Year Index	MYC	Sell	1.800%	12/21/2011		71,000	1,310	361

							$19,247	$15,082

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC USD versus KRW	JPM	KRW	1,063.300	10/10/2011	$	70,200	$1,346	$4
Put - OTC USD versus KRW	JPM		1,065.800	10/10/2011		70,200	1,329	5

							$2,675	$9

(o)	Written options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	191,300	$1,091	$(237)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,800	45	(5)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		19,500	133	(13)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	7.590%	12/13/2013		6,032,400	11,504	(2,284)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		600	4	0
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		28,500	182	(19)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		32,500	286	(15)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		106,800	1,109	(62)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		21,700	207	(10)

See Accompanying Notes	Semiannual Report	September 30, 2011	115

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012	$	91,800	$899	$(53)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		109,400	659	0
Call - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011	EUR	55,100	520	(3,007)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		56,100	611	0
Call - OTC 10-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011		115,500	1,090	(6,303)
Put - OTC 10-Year Interest Rate Swap	CBK	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		115,500	1,266	0
Call - OTC 10-Year Interest Rate Swap	GLM	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		219,300	4,508	(14,895)
Call - OTC 10-Year Interest Rate Swap	JPM	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		56,500	978	(3,837)
Call - OTC 10-Year Interest Rate Swap	MYC	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		90,300	1,576	(6,133)
Call - OTC 10-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	3.000%	03/11/2013		143,800	2,744	(9,767)
Call - OTC 10-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Receive	3.000%	10/12/2011		115,700	1,058	(6,313)
Put - OTC 10-Year Interest Rate Swap	UAG	6-Month EUR-EURIBOR	Pay	3.500%	10/12/2011		115,700	1,276	0
Call - OTC 20-Year Interest Rate Swap	RYL	6-Month EUR-EURIBOR	Receive	3.361%	11/25/2011		215,400	3,643	(23,692)

								$35,389	$(76,645)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.HY-16 5-Year Index	BOA	Buy	90.000%	10/19/2011	$	67,700	$1,913	$(1,715)
Put - OTC CDX.HY-16 5-Year Index	BOA	Sell	90.000%	10/19/2011		67,700	2,031	(1,207)
Call - OTC CDX.HY-16 5-Year Index	BOA	Buy	92.000%	10/19/2011		31,700	761	(455)
Put - OTC CDX.HY-16 5-Year Index	BOA	Sell	92.000%	10/19/2011		31,700	824	(851)
Call - OTC CDX.HY-16 5-Year Index	MYC	Buy	92.000%	10/19/2011		71,700	1,685	(1,029)
Put - OTC CDX.HY-16 5-Year Index	MYC	Sell	92.000%	10/19/2011		71,700	1,828	(1,925)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.800%	12/21/2011		612,200	2,637	(3,145)
Put - OTC CDX.IG-16 5-Year Index	BPS	Sell	1.800%	12/21/2011		675,600	3,581	(3,471)
Put - OTC CDX.IG-16 5-Year Index	FBF	Sell	1.800%	12/21/2011		541,200	2,706	(2,781)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011		497,900	2,345	(6,957)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	2.200%	03/21/2012		269,800	2,617	(2,577)
Call - OTC iTraxx Europe 16 5-Year Index	BPS	Buy	2.300%	12/21/2011	EUR	138,600	1,874	(1,928)
Call - OTC iTraxx Europe 16 5-Year Index	UAG	Buy	2.300%	12/21/2011		213,000	3,473	(2,963)
Call - OTC iTraxx Europe Crossover 15 5-Year Index	BPS	Buy	4.000%	12/21/2011		136,000	1,805	(153)
Call - OTC iTraxx Europe Crossover 15 5-Year Index	MYC	Buy	4.000%	12/21/2011		284,600	3,380	(320)

							$33,460	$(31,477)

Foreign Currency Options
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	CBK	JPY	74.950	01/13/2012	$	69,138	$964	$(1,024)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	3,602	$9,698,600	EUR	902,300	$49,827
Sales	2,960	8,732,738		3,201,800	82,824
Closing Buys	(4,761)	(7,939,600)		(2,033,000)	(53,821)
Expirations	0	(208,500)		0	(2,638)
Exercised	(1,801)	(633,900)		0	(6,379)

Balance at 09/30/2011	0	$9,649,338	EUR	2,071,100	$69,813

(p)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
United Airlines, Inc.	1.000%	05/07/2024	12/02/2009	$40	$85	0.51%

116	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(q)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	4.000%	10/01/2041	$1,032,500	$1,071,685	$(1,083,157)
Fannie Mae	4.500%	10/01/2041	747,200	790,313	(793,083)
Fannie Mae	5.000%	10/01/2026	445,900	480,323	(479,273)
Fannie Mae	5.000%	10/01/2041	568,550	612,067	(611,636)
Fannie Mae	5.000%	11/01/2041	5,100	5,457	(5,472)
Fannie Mae	5.500%	10/01/2026	11,000	11,951	(11,920)
Fannie Mae	5.500%	10/01/2041	201,000	219,440	(218,148)
Fannie Mae	5.500%	11/01/2041	159,400	172,451	(172,700)
Fannie Mae	6.000%	10/01/2041	104,400	115,215	(114,530)
Fannie Mae	6.500%	10/01/2041	2,900	3,227	(3,197)
Freddie Mac	5.000%	10/01/2041	127,500	136,584	(136,704)
Freddie Mac	5.500%	11/01/2041	85,000	91,654	(91,787)
Ginnie Mae	3.500%	09/01/2041	6,000	6,170	(6,289)
Ginnie Mae	5.000%	11/01/2041	83,000	91,115	(90,963)
Ginnie Mae	5.500%	10/01/2041	3,000	3,336	(3,314)
Ginnie Mae	6.000%	10/01/2041	9,400	10,558	(10,477)
Ginnie Mae	6.500%	10/01/2041	8,600	9,758	(9,759)
U.S. Treasury Bonds	3.750%	08/15/2041	19,500	23,013	(22,911)
U.S. Treasury Inflation Protected Securities	1.125%	01/15/2021	55,648	62,025	(60,982)
U.S. Treasury Notes	3.750%	11/15/2018	4,800	5,513	(5,634)

				$3,921,855	$(3,931,936)

(7)	Market value includes $342 of interest payable on short sales.

(r)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	119,674	10/2011	CBK	$1,416	$0	$1,416
Sell		1,682,036	10/2011	HUS	19,709	0	19,709
Sell	BRL	23,528	11/2011	CBK	2,146	0	2,146
Sell		5,725	11/2011	FBL	522	0	522
Sell		199,166	11/2011	HUS	17,095	0	17,095
Sell		21,557	11/2011	UAG	1,972	0	1,972
Buy	CAD	297,418	11/2011	CBK	0	(16,676)	(16,676)
Sell		27,698	11/2011	DUB	1,481	0	1,481
Sell		174,767	11/2011	JPM	9,432	0	9,432
Sell		129,515	11/2011	MSC	7,314	0	7,314
Sell		151,566	11/2011	RBC	8,749	0	8,749
Sell	CHF	14,506	10/2011	CBK	2,465	0	2,465
Sell		65,369	10/2011	FBL	11,110	0	11,110
Sell		20,232	10/2011	RBC	3,435	0	3,435
Sell		13,349	10/2011	RYL	2,263	0	2,263
Buy	CNY	670,606	11/2011	BCY	1,685	(63)	1,622
Buy		200,787	11/2011	CBK	0	(154)	(154)
Buy		393,002	11/2011	DUB	2,123	0	2,123
Buy		552,393	11/2011	JLN	1,546	0	1,546
Buy		260,500	11/2011	RYL	746	0	746
Buy		149,417	02/2012	BCY	130	0	130
Buy		530,917	02/2012	CBK	400	(151)	249
Buy		324,201	02/2012	DUB	119	0	119
Buy		1,114,386	02/2012	HUS	454	(291)	163
Buy		904,931	02/2012	JLN	98	(466)	(368)
Buy		181,633	02/2012	UAG	46	0	46
Buy		45,000	06/2012	CBK	0	(24)	(24)
Buy		33,200	06/2012	DUB	0	(33)	(33)
Buy		34,217	06/2012	GST	0	(20)	(20)
Buy		34,000	06/2012	HUS	0	(18)	(18)
Buy		13,161	06/2012	JLN	0	(9)	(9)
Buy		123,000	06/2012	SOG	0	(146)	(146)
Buy		357,444	02/2013	DUB	0	(1,198)	(1,198)
Buy		236,053	02/2013	GST	0	(911)	(911)
Buy		175,119	08/2013	DUB	0	(727)	(727)

See Accompanying Notes	Semiannual Report	September 30, 2011	117

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	CNY	119,000	08/2013	RYL	$0	$(415)	$(415)
Buy		132,000	08/2013	UAG	0	(506)	(506)
Buy		50,000	04/2014	RYL	0	(388)	(388)
Sell	EUR	101,891	10/2011	BPS	7,543	0	7,543
Sell		365,345	10/2011	BRC	25,361	0	25,361
Buy		5,044	10/2011	CBK	0	(476)	(476)
Sell		373,321	10/2011	CBK	29,331	0	29,331
Sell		344,472	10/2011	DUB	27,568	0	27,568
Buy		4,124	10/2011	FBL	0	(297)	(297)
Sell		27,496	10/2011	FBL	1,558	0	1,558
Buy		21,236	10/2011	HUS	0	(1,953)	(1,953)
Buy		3,784	10/2011	JPM	0	(121)	(121)
Sell		31,636	10/2011	JPM	3,070	0	3,070
Sell		89,286	10/2011	MSC	4,813	0	4,813
Buy		14,463	10/2011	RBC	0	(949)	(949)
Buy		375,228	10/2011	RYL	0	(30,861)	(30,861)
Buy		30,797	10/2011	UAG	0	(2,231)	(2,231)
Sell		1,000	10/2011	UAG	102	0	102
Sell	GBP	84,824	12/2011	JPM	3,033	0	3,033
Sell		72,715	12/2011	UAG	2,709	0	2,709
Buy	HKD	430,650	12/2011	CBK	102	0	102
Buy		132,800	12/2011	DUB	10	0	10
Sell	HUF	3,950,265	10/2011	CBK	0	(50)	(50)
Sell		1,788,150	10/2011	DUB	634	0	634
Sell		7,292,596	10/2011	HUS	1,275	0	1,275
Sell		3,456,280	10/2011	JLN	61	0	61
Sell		3,813,354	10/2011	MSC	0	(28)	(28)
Sell		4,983,545	10/2011	UAG	1,769	0	1,769
Sell		3,409,241	11/2011	BCY	1,566	0	1,566
Buy	INR	2,519,793	11/2011	CBK	0	(5,565)	(5,565)
Buy		1,100,000	11/2011	HUS	0	(1,771)	(1,771)
Buy		1,562,000	11/2011	JLN	0	(2,682)	(2,682)
Buy		3,037,403	11/2011	UAG	0	(5,872)	(5,872)
Sell	JPY	16,541,660	10/2011	BOA	0	(6,002)	(6,002)
Buy		8,078	10/2011	BRC	0	(1)	(1)
Sell		20,817,461	10/2011	CBK	0	(10,848)	(10,848)
Sell		75,724	10/2011	JPM	5	0	5
Buy		2,590	10/2011	RBC	0	0	0
Sell		2,590	10/2011	RBC	0	0	0
Buy		8,079	10/2011	UAG	0	(1)	(1)
Sell	KRW	74,731,410	10/2011	JLN	6,956	0	6,956
Buy		29,408,832	11/2011	GST	0	(2,293)	(2,293)
Buy		167,426,201	11/2011	JLN	0	(17,617)	(17,617)
Sell	MXN	27,952	11/2011	BOA	336	0	336
Buy		555,442	11/2011	BRC	0	(7,076)	(7,076)
Sell		1,511,122	11/2011	BRC	17,068	0	17,068
Buy		581,146	11/2011	CBK	0	(7,255)	(7,255)
Buy		123,213	11/2011	DUB	0	(1,568)	(1,568)
Sell		649,280	11/2011	DUB	8,170	0	8,170
Sell		818,830	11/2011	HUS	7,786	0	7,786
Sell		8,553	11/2011	MSC	102	0	102
Sell		642,668	11/2011	UAG	6,053	0	6,053
Buy		1,477,786	02/2012	HUS	0	(12,833)	(12,833)
Sell		2,821,751	02/2012	HUS	2,321	0	2,321
Buy		1,343,965	02/2012	MSC	0	(11,538)	(11,538)
Buy		2,821,751	09/2012	HUS	0	(2,184)	(2,184)
Buy	MYR	473,477	04/2012	CBK	0	(11,964)	(11,964)
Buy		217,024	04/2012	UAG	0	(4,495)	(4,495)
Buy	NOK	227,441	10/2011	CBK	0	(3,489)	(3,489)
Buy		227,442	10/2011	JPM	0	(3,693)	(3,693)
Buy	SGD	600	12/2011	RYL	0	(38)	(38)
Buy		2,357	12/2011	UAG	0	(154)	(154)
Buy	TWD	1,128,820	01/2012	BCY	0	(3,143)	(3,143)
Sell		3,363	01/2012	BCY	10	0	10
Buy		2,000,000	01/2012	CBK	0	(4,281)	(4,281)
Buy		430,000	01/2012	GST	0	(920)	(920)

118	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TWD	550,000	01/2012	HUS	$0	$(1,174)	$(1,174)
Buy		150,000	01/2012	JPM	0	(316)	(316)
Buy		600,000	01/2012	RYL	0	(1,291)	(1,291)

					$255,768	$(189,226)	$66,542

(s)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$514,418	$3,919	$518,337
Corporate Bonds & Notes
Banking & Finance	0	3,970,720	1,554	3,972,274
Industrials	0	1,067,137	29,131	1,096,268
Utilities	0	309,308	2,131	311,439
Convertible Bonds & Notes
Banking & Finance	0	2,005	0	2,005
Industrials	0	10,877	0	10,877
Municipal Bonds & Notes
Alaska	0	23,930	0	23,930
Arizona	0	3,331	0	3,331
California	85	546,825	0	546,910
Colorado	0	22,801	0	22,801
District of Columbia	0	163	0	163
Florida	0	11,905	0	11,905
Georgia	0	15,859	0	15,859
Illinois	0	71,727	0	71,727
Indiana	0	11,160	0	11,160
Louisiana	0	290	0	290
Massachusetts	0	8,541	0	8,541
Michigan	0	9,596	0	9,596
Minnesota	0	9,330	0	9,330
Nevada	0	9,016	0	9,016
New Jersey	0	12,922	0	12,922
New York	0	138,914	0	138,914
North Carolina	0	3,421	0	3,421
Ohio	0	30,841	0	30,841
Pennsylvania	0	8,095	0	8,095
Puerto Rico	0	1,438	0	1,438
Texas	0	42,421	0	42,421
Utah	0	9,448	0	9,448
Virginia	0	604	0	604
Washington	0	13,967	0	13,967
West Virginia	0	4,198	0	4,198
U.S. Government Agencies	663	7,337,595	42,879	7,381,137
U.S. Treasury Obligations	0	4,451,812	0	4,451,812

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Mortgage-Backed Securities	$0	$1,290,869	$31,293	$1,322,162
Asset-Backed Securities	0	360,560	9,659	370,219
Sovereign Issues	0	2,407,571	0	2,407,571
Convertible Preferred Securities
Utilities	27,057	0	0	27,057
Preferred Securities
Banking & Finance	0	3,672	0	3,672
Short-Term Instruments
Certificates of Deposit	0	151,472	0	151,472
Repurchase Agreements	0	39,025	0	39,025
U.S. Treasury Bills	0	167,028	0	167,028
PIMCO Short-Term Floating NAV Portfolio	134	0	0	134
Purchased Options
Credit Contracts	0	15,082	0	15,082
Foreign Exchange Contracts	0	9	0	9
Interest Rate Contracts	0	34,723	0	34,723
	$27,939	$23,144,626	$120,566	$23,293,131

Short Sales, at value	$0	$(3,931,936)	$0	$(3,931,936)

Financial Derivative Instruments (7) - Assets
Credit Contracts	9,794	196,941	0	206,735
Foreign Exchange Contracts	0	255,945	0	255,945
Interest Rate Contracts	12,593	131,349	0	143,942
	$22,387	$584,235	$0	$606,622

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(5)	(87,511)	(234)	(87,750)
Foreign Exchange Contracts	0	(190,250)	0	(190,250)
Interest Rate Contracts	(5,639)	(588,684)	0	(594,323)
	$(5,644)	$(866,445)	$(234)	$(872,323)

Totals	$44,682	$18,930,480	$120,332	$19,095,494

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$3,930	$0	$0	$0	$(11)	$0	$0	$3,919	$(12)
Corporate Bonds & Notes
Banking & Finance	5,154	0	0	(23)	0	(1,111)	0	(2,466)	1,554	(203)
Industrials	43,748	11,870	(24,396)	(346)	0	(1,745)	0	0	29,131	(1,614)
Utilities	2,465	0	(253)	(5)	(6)	(70)	0	0	2,131	(71)
U.S. Government Agencies	20,934	21,934	(1,175)	156	(1)	330	12,414	(11,713)	42,879	331
Mortgage-Backed Securities	0	31,932	(362)	184	115	(576)	0	0	31,293	(576)
Asset-Backed Securities	102,902	0	(25,335)	42	116	(469)	0	(67,597)	9,659	(94)

	$175,203	$69,666	$(51,521)	$8	$224	$(3,652)	$12,414	$(81,776)	$120,566	$(2,239)

See Accompanying Notes	Semiannual Report	September 30, 2011	119

Schedule of Investments PIMCO Unconstrained Bond Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011 (Cont.):

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$0	$0	$0	$0	$0	$(234)	$0	$(234)	$0

Totals	$175,203	$69,666	$(51,521)	$8	$224	$(3,652)	$12,180	$(81,776)	$120,332	$(2,239)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(t)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$15,082	$0	$9	$34,723	$49,814
Variation margin receivable on financial derivative instruments (2)	0	3,945	0	0	2,531	6,476
Unrealized appreciation on foreign currency contracts	0	0	0	255,768	0	255,768
Unrealized appreciation on OTC swap agreements	0	196,941	0	177	115,631	312,749

	$0	$215,968	$0	$255,954	$152,885	$624,807

Liabilities:
Written options outstanding	$0	$31,477	$0	$1,024	$76,645	$109,146
Variation margin payable on financial derivative instruments (2)	0	0	0	0	2,246	2,246
Unrealized depreciation on foreign currency contracts	0	0	0	189,226	0	189,226
Unrealized depreciation on OTC swap agreements	0	56,268	0	0	486,742	543,010

	$0	$87,745	$0	$190,250	$565,633	$843,628

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$(11,538)	$1,643	$(376)	$(827)	$(11,098)
Net realized gain (loss) on futures contracts, written options and swaps	(15,449)	407	15,017	5,544	(402,625)	(397,106)
Net realized gain (loss) on foreign currency transactions	0	0	0	69,841	0	69,841

	$(15,449)	$(11,131)	$16,660	$75,009	$(403,452)	$(338,363)

120	PIMCO LONG DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$(206)	$0	$(2,666)	$(85,318)	$(88,190)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	208,257	0	1,338	(509,176)	(299,581)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	72,833	0	72,833

	$0	$208,051	$0	$71,505	$(594,494)	$(314,938)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $7,045 and centrally cleared swaps cumulative appreciation/(depreciation) of $119 as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$8,114	$(5,180)	$2,934
BPS	27,952	(24,290)	3,662
BRC	55,098	(48,690)	6,408
CBK	(72,590)	70,110	(2,480)
DUB	(31,417)	35,849	4,432
FBF	(11,143)	10,511	(632)
FBL	12,893	(11,460)	1,433
GLM	(171,633)	159,454	(12,179)
GST	15,347	(15,780)	(433)
HUS	41,381	(24,850)	16,531
JPM	(28,663)	27,735	(928)
MSC	663	(8,658)	(7,995)
MYC	76,552	(90,935)	(14,383)
RBC	12,210	(9,970)	2,240
RYL	(140,038)	131,359	(8,679)
SOG	3,223	(3,120)	103
UAG	4,575	(6,640)	(2,065)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	121

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of nine funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is

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closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be

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Notes to Financial Statements (Cont.)

valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2011 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is

obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities such as U.S. Treasury Strips which are Treasury fixed-income securities sold at a discount to face value and offer no interest payments; rather investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(j) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a

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set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a

Fund purchases an inflation-capped option, the Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Fund with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. A Fund may write a Futures Option for income purposes or to hedge an existing position or future investment. A Fund may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. A Fund may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  Certain Funds may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. A foreign currency option will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on Securities  Certain Funds may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. A Fund may write or purchase options for income purposes or to hedge an existing position or future investment.

Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A short straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The short straddle profits when the underlying security price has little volatility before the expiration date. A long straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The long straddle profits when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Swaps are marked to market daily based upon values from third party vendors, which may include a registered commodities exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the

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Notes to Financial Statements (Cont.)

indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements

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reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.65%	0.40%
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	N/A	0.35%	(2)
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	0.35%	N/A	N/A	0.35%
PIMCO Unconstrained Bond Fund	0.60%	0.30%	0.40%	N/A	0.70%	0.45%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2011, the Distributor received $9,953,873 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

To maintain certain net yields for the PIMCO Total Return Fund IV, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Fund (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of the Fund; (ii) second, to the extent necessary, the Fund’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO GNMA Fund	$10,359	$0
PIMCO Long Duration Total Return Fund	26,305	0
PIMCO Total Return Fund II	80,791	81,640
PIMCO Total Return Fund III	103,189	575,900
PIMCO Total Return Fund IV	104,047	0
PIMCO Unconstrained Bond Fund	161,615	147,180

130	PIMCO LONG DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended September 30, 2011 (amounts in thousands):

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO Extended Duration Fund	$11,457	$157,312	$(159,000)	$0	$(2)	$9,767	$12
PIMCO GNMA Fund	169,905	1,073,334	(1,131,700)	(60)	(9)	111,470	334
PIMCO Long Duration Total Return Fund	60,111	974,085	(917,000)	5	(12)	117,189	85
PIMCO Long-Term U.S. Government Fund	12,359	696,943	(545,200)	(8)	(23)	164,071	43
PIMCO Mortgage-Backed Securities Fund	19,528	329,666	(329,600)	(24)	(2)	19,568	66
PIMCO Total Return Fund II	1,112,344	1,050,471	(1,547,300)	(10)	(434)	615,071	1,371
PIMCO Total Return Fund III	786,546	573,823	(962,200)	(9)	(237)	397,923	923
PIMCO Total Return Fund IV	0	295,224	(7,200)	(2)	(27)	287,995	24
PIMCO Unconstrained Bond Fund	1,524,238	4,011,726	(5,536,300)	636	(166)	134	626

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$677,855	$823,039	$17,215	$22,784
PIMCO GNMA Fund	33,992,332	33,132,439	42,939	51,486
PIMCO Long Duration Total Return Fund	5,103,221	4,945,876	1,075,985	727,859
PIMCO Long-Term U.S. Government Fund	2,663,238	2,587,359	7,748	5,628
PIMCO Mortgage-Backed Securities Fund	4,669,604	4,465,557	0	9,561
PIMCO Total Return Fund II	10,833,151	9,448,876	330,725	143,556
PIMCO Total Return Fund III	5,962,228	5,326,519	541,740	603,099
PIMCO Total Return Fund IV	1,094,562	614,991	179,851	0
PIMCO Unconstrained Bond Fund	111,287,577	108,852,399	15,151,343	11,925,964

Semiannual Report	September 30, 2011	131

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Extended Duration Fund				PIMCO GNMA Fund				PIMCO Long Duration Total Return Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	8,499	$69,636	26,802	$216,014	16,160	$193,025	23,339	$275,893	131,146	$1,484,081	201,855	$2,265,331
Class P	53	514	61	571	3,050	36,244	4,983	58,163	634	7,113	431	4,926
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	17,320	205,781	13,288	157,950	0	0	0	0
Class A	0	0	0	0	22,438	265,778	27,410	325,588	0	0	0	0
Class B	0	0	0	0	11	125	76	895	0	0	0	0
Class C	0	0	0	0	1,912	22,609	8,412	100,094	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	808	6,858	3,393	27,062	351	4,147	2,640	30,443	11,107	126,670	33,370	368,177
Class P	2	18	9	73	35	417	121	1,397	10	118	10	107
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	146	1,728	1,033	11,880	0	0	0	0
Class A	0	0	0	0	358	4,232	2,795	32,138	0	0	0	0
Class B	0	0	0	0	5	54	91	1,042	0	0	0	0
Class C	0	0	0	0	80	944	1,219	13,973	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(27,338)	(232,049)	(23,087)	(189,684)	(8,597)	(100,643)	(29,243)	(342,295)	(146,700)	(1,689,010)	(128,821)	(1,435,316)
Class P	(18)	(147)	(53)	(463)	(2,239)	(26,238)	(3,041)	(35,230)	(124)	(1,451)	(32)	(348)
Administrative Class	0	0	0	0	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(10,991)	(131,283)	(12,844)	(150,626)	0	0	0	0
Class A	0	0	0	0	(16,093)	(191,489)	(27,840)	(326,628)	0	0	0	0
Class B	0	0	0	0	(418)	(4,882)	(1,724)	(20,364)	0	0	0	0
Class C	0	0	0	0	(3,085)	(36,148)	(11,102)	(129,075)	0	0	0	0
Class R	0	0	0	0	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(17,994)	$(155,170)	7,125	$53,573	20,443	$244,401	(387)	$5,238	(3,927)	$(72,479)	106,813	$1,202,877

132	PIMCO LONG DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

PIMCO Long-Term U.S. Government Fund				PIMCO Mortgage- Backed Securities Fund				PIMCO Total Return Fund II
Six Months Ended 09/30/2011		Year Ended 09/31/2011		Six Months Ended 09/30/2011		Year Ended 09/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

114,371	$1,258,516	38,838	$431,829	1,526	$16,592	8,744	$95,598	69,463	$731,641	79,026	$846,971
1,786	21,230	7,407	81,501	2,176	23,738	2,239	24,211	35	366	787	8,333
1,982	22,505	8,606	100,779	833	9,045	2,171	23,711	1,408	14,832	4,219	45,668
0	0	0	0	1,939	21,107	3,821	41,769	0	0	0	0
8,131	95,760	12,828	146,828	668	7,244	3,333	36,469	0	0	0	0
9	115	64	736	0	1	17	182	0	0	0	0
949	11,343	2,044	23,816	117	1,255	501	5,473	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

1,394	15,795	5,895	63,755	229	2,487	1,298	13,961	3,229	34,016	22,699	237,042
45	515	118	1,272	15	159	42	451	7	75	26	270
111	1,252	1,342	14,481	88	953	444	4,772	87	914	733	7,649
0	0	0	0	106	1,152	618	6,639	0	0	0	0
244	2,750	2,077	22,309	90	971	577	6,194	0	0	0	0
4	48	79	843	2	17	22	237	0	0	0	0
27	304	296	3,171	15	163	140	1,498	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(99,477)	(1,188,605)	(110,937)	(1,252,539)	(2,739)	(29,595)	(14,515)	(158,048)	(54,002)	(567,425)	(90,312)	(960,798)
(3,255)	(34,639)	(3,033)	(35,405)	(886)	(9,536)	(2,227)	(23,995)	(96)	(1,008)	(145)	(1,559)
(2,040)	(22,927)	(11,475)	(126,855)	(1,340)	(14,536)	(2,648)	(28,949)	(2,410)	(25,203)	(3,534)	(37,775)
0	0	0	0	(1,775)	(19,196)	(6,903)	(75,063)	0	0	0	0
(6,707)	(75,359)	(12,705)	(142,090)	(2,224)	(23,904)	(6,425)	(69,693)	0	0	0	0
(281)	(3,076)	(967)	(10,947)	(105)	(1,127)	(597)	(6,526)	0	0	0	0
(812)	(9,036)	(1,897)	(21,039)	(530)	(5,732)	(2,365)	(25,678)	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

16,481	$96,491	(61,420)	$(697,555)	(1,795)	$(18,742)	(11,713)	$(126,787)	17,721	$188,208	13,499	$145,801

Semiannual Report	September 30, 2011	133

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund III				PIMCO Total Return Fund IV		PIMCO Unconstrained Bond Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Period from 05/26/2011 to 09/30/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	54,192	$527,578	77,326	$766,607	63,689	$663,552	329,664	$3,663,315	815,238	$9,100,306
Class P	1,076	10,467	5,822	56,664	1	10	37,932	420,993	127,483	1,421,811
Administrative Class	1,966	19,096	4,432	44,179	0	0	0	0	0	0
Class D	0	0	0	0	0	0	31,128	345,403	88,776	990,395
Class A	0	0	0	0	47	486	50,615	562,394	201,599	2,248,902
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	18,297	203,396	83,661	933,215
Class R	0	0	0	0	0	0	588	6,527	3,976	44,223
Issued as reinvestment of distributions
Institutional Class	5,004	48,588	26,434	255,505	14	142	8,181	90,658	14,652	163,617
Class P	88	856	250	2,409	0	0	602	6,671	765	8,543
Administrative Class	146	1,423	837	8,073	0	0	0	0	0	0
Class D	0	0	0	0	0	0	894	9,909	1,849	20,638
Class A	0	0	0	0	0	0	1,594	17,674	3,321	37,075
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	293	3,261	745	8,306
Class R	0	0	0	0	0	0	17	191	18	196
Cost of shares redeemed
Institutional Class	(32,979)	(320,070)	(83,313)	(821,036)	(981)	(10,222)	(234,118)	(2,585,751)	(250,582)	(2,793,196)
Class P	(829)	(8,046)	(805)	(7,866)	0	0	(39,718)	(439,902)	(31,951)	(356,531)
Administrative Class	(2,743)	(26,517)	(2,075)	(20,341)	0	0	0	0	0	0
Class D	0	0	0	0	0	0	(36,123)	(399,242)	(37,880)	(422,104)
Class A	0	0	0	0	0	0	(60,326)	(668,165)	(70,874)	(790,858)
Class B	0	0	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	(19,350)	(214,324)	(15,863)	(176,937)
Class R	0	0	0	0	0	0	(2,277)	(25,190)	(1,057)	(11,840)
Net increase resulting from Fund share transactions	25,921	$253,375	28,908	$284,194	62,770	$653,968	87,893	$997,818	933,876	$10,425,761

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

134	PIMCO LONG DURATION STRATEGY FUNDS

September 30, 2011 (Unaudited)

As of September 30, 2011, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Extended Duration Fund	$101,392	$(960)	$100,432
PIMCO GNMA Fund	43,441	(8,389)	35,052
PIMCO Long Duration Total Return Fund	651,353	(56,714)	594,639
PIMCO Long-Term U.S. Government Fund	148,341	(17,444)	130,897
PIMCO Mortgage-Backed Securities Fund	15,429	(16,007)	(578)
PIMCO Total Return Fund II	173,530	(37,578)	135,952
PIMCO Total Return Fund III	137,226	(80,889)	56,337
PIMCO Total Return Fund IV	1,184	(2,856)	(1,672)
PIMCO Unconstrained Bond Fund	571,167	(462,532)	108,635

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, interest only basis adjustments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Semiannual Report	September 30, 2011	135

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	TRY	Turkish New Lira
CNY	Chinese Renminbi	KRW	South Korean Won	TWD	Taiwanese Dollar
EUR	Euro	MXN	Mexican Peso	USD	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit	ZAR	South African Rand
HKD	Hong Kong Dollar	NOK	Norwegian Krone

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	GNMA	Government National Mortgage Association	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	GTD	Guaranteed

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	STIBOR	Stockholm Interbank Offered Rate
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

136	PIMCO LONG DURATION STRATEGY FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO Credit Absolute Return Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV

At a meeting held on August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2012; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO Fundamental IndexPLUS® TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2012.

The Board, including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (the “New Funds’ Agreements”) on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, at a meeting on February 28, 2011, and on behalf of PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund, at a meeting on May 23, 2011 (together with PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, the “New Funds”). At the meeting held on August 15-16, 2011, the Board also considered and approved the Sub-Advisory Agreement (the “RAFI Sub-Advisory Agreement”) with RALLC, on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the applicable New Funds’ Agreements and the RAFI Sub-Advisory Agreement at the February 28, 2011, May 23, 2011 and August 15-16, 2011 meetings.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address

Semiannual Report	September 30, 2011	137

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; assuming responsibility for certain sub-administration services and decoupling from the Allianz Funds; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting; establishing a new Funds’ website; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board also considered the sub-advisory services to be provided to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund under the RAFI Sub-Advisory Agreement. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements and by RALLC under the Asset Allocation Agreements, Sub-Advisory Agreements and RAFI Sub-Advisory Agreement are likely to benefit the Funds, the New Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays a unified fee. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	Investment Performance

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2011 and other performance data, as available, for the period ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2011 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods. The Board noted that, as of May 31, 2011, the Institutional Class of 76%, 73% and 64% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

138	PIMCO LONG DURATION STRATEGY FUNDS

(Unaudited)

securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 5 years of performance history, more than 90% outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2011, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer ended May 31, 2011, more than 90% of Funds (based on Institutional Class performance) have outperformed the relative benchmark indexes on a net-of-fees basis. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fee for certain classes for several Funds, as well as historic fee reductions, including the significant supervisory and administrative fee reductions that took effect in May 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

With respect to the New Funds, the Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were the same or lower than PIMCO separate account fees in 31 out of 44 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

With respect to the PIMCO Credit Absolute Return Fund and PIMCO Total Return Fund IV, the Board reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with a similar investment strategy. At the time the Board considered the advisory fees, PIMCO did not manage any separate accounts or other products with investment strategies similar to the PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, and, thus, no comparative fee information was considered.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above

Semiannual Report	September 30, 2011	139

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

(Unaudited)

median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

In connection with the approval of the New Funds’ Agreements, the Board also considered the Trust’s unified fee structure and the services to be provided under the New Funds’ Agreements. The Board concluded that the New Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund expense ratios that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. With respect to the New Funds, the Board also noted that PIMCO proposed to add the New Funds to the Expense Limitation Agreement currently in effect for certain other Funds.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the New Funds’ Agreements would likely benefit each New Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been “built” on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Funds’ cost structures and the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements and the Sub-Advisory Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the New Funds’ Agreements and the RAFI Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and the fees paid to RALLC by PIMCO under the RAFI Sub-Advisory Agreement, and that the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

140	PIMCO LONG DURATION STRATEGY FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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Your Global Investment Authority

PIMCO Funds

Semiannual Report

September 30, 2011

Credit Bond Funds

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Income Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		15
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statement of Cash Flows		38
Notes to Financial Statements		144
Glossary		158
Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements		159

FUND	Fund Summary	Schedule of Investments

PIMCO Convertible Fund	6	39
PIMCO Credit Absolute Return Fund	7	47
PIMCO Diversified Income Fund	8	53
PIMCO Floating Income Fund	9	72
PIMCO High Yield Fund	10	90
PIMCO High Yield Spectrum Fund	11	102
PIMCO Income Fund	12	109
PIMCO Long-Term Credit Fund	13	127
PIMCO Senior Floating Rate Fund	14	141

The Semiannual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Over the six-month reporting period, a number of events caused heightened investor nervousness and market volatility, which weighed on financial markets globally. In particular, the U.S. Congress flirted with possible default in what turned out to be political theater over the new debt ceiling, and at its end, the U.S. lost its prized AAA credit rating for long-term debt from Standard & Poor’s. In fact, polarization in Washington is high, including the divide in ideologies and in economic vision for the role and efficacy of fiscal policy. Within Europe, mounting concern about debt restructurings in peripheral European countries, amplified by the potential default of Greece and contagion to the rest of the region and to the global banking sector, increased speculation of a possible breakup of the Eurozone. A number of European economies are suffering from a significant loss of competitiveness, high debt loads and negative demographics. And in the Middle East and North Africa, ongoing social unrest and political uncertainty have increased concern over stability in the region.

In sum, these events weighed heavily on global investor sentiment and are clear indicators of significant structural re-alignments—social, political and economic—taking place at once throughout the world. Governments worldwide will be required to work together in a coordinated effort to address these growing issues of economic power and decline. In this fluid market environment being prepared for, and vigilant to, multiple scenarios is crucial to first managing the heightened risks and second in finding attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our six-month reporting period:

■

U.S. Treasury yields declined across the yield curve as prices rose during the reporting period due to the flight-to-quality brought on primarily by growing investor concern over the European sovereign debt crisis, a slowing global economy, and the downgrade of the U.S. credit rating by Standard & Poor’s in August. The Federal Reserve kept the Federal Funds Rate anchored within a range of zero to 0.25% and announced a new “Operation Twist” policy initiative, repeated from 1961, again designed to replace short-term debt with longer-term U.S. Treasuries to try to support the economy by reducing long-term interest rates. The Bank of England held its key lending rate at 0.50%, while the European Central Bank raised its main policy rate to 1.50% during the first part of the period in response to concerns over rising inflation despite slower economic activity. The benchmark ten-year U.S. Treasury note yielded 1.92% at the end of the reporting period, or 1.55% lower than on March 31, 2011. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 6.20% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted positive returns, as measured by the Barclays Capital U.S. TIPS Index, which returned 8.33%. The gains were driven by the rally in longer-term TIPS due to an investor flight-to-quality and slower global growth prospects amid heightened sovereign risk concerns in the U.S. and Europe. Shorter-maturity TIPS, however, sold-off given lower commodity prices in addition to upcoming negative inflation seasonality. Despite strong overall gains, TIPS underperformed their nominal U.S. Treasury counterparts as breakeven inflation levels, also a measure of market inflation expectations, narrowed dramatically for all maturities as the investor flight-to-quality bid favored nominal U.S. Treasury debt over TIPS. Also, investor inflation expectations softened as a direct result of slowing global economic growth.

■

Agency mortgage-backed securities (“MBS”) underperformed like-duration U.S. Treasury securities amid the flight-to-quality and speculation regarding a widespread government induced refinancing program.

2	PIMCO CREDIT BOND FUNDS

The Federal Reserve announced that it would continue to re-invest pay-downs (or the principal returned on a security to the investor) on its Agency MBS and Agency debt into Agency MBS, which helped support Agency MBS asset prices. Non-Agency MBS and commercial MBS also underperformed like-duration U.S. Treasury securities due to increased risk aversion and broad market volatility during the reporting period.

■

Municipal Bonds, including both tax-exempt and taxable Build America Bonds (“BABs”), posted positive returns but underperformed like-duration U.S. Treasury securities due to the flight-to-quality rally in U.S. Treasuries during the period. Municipal bond yields declined across the municipal yield curve as default worries eased and technical factors, such as low new issue supply, supported municipal bond prices. Demand for BABs (taxable municipal bonds) was strong as the securities provided attractive risk-adjusted yields versus similarly rated corporate bonds.

■

Emerging market (“EM”) fixed income assets underperformed U.S. Treasury securities due to general risk aversion and increased market volatility related to global factors. EM spread widening was larger in lower quality EM countries, which generally underperformed the broader EM external debt market. In EM local currency instruments, EM currencies depreciated against the U.S. dollar amid a flight to the U.S. dollar’s perceived better safety. The weakness in EM currencies also affected the performance of EM local currency denominated debt.

■

Equity markets worldwide generally posted negative returns due to increased risk aversion and heightened market volatility brought on by global macroeconomic events. U.S. equities, as measured by the S&P 500 Index, declined 13.78% and global equities, as represented by the MSCI World Index, declined 16.22%. Emerging market equities, as measured by the MSCI Emerging Markets Index, declined 23.45% for the reporting period.

On the following pages of this PIMCO Funds Semiannual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments, or our investment manager’s website at www.pimco.com, to learn more about our views and for expanded market commentary.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds November 15, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in foreign (non-U.S.) securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund.

On each individual Fund Summary page in this Semiannual Report (“Shareholder Report”), the Average Annual Total Return table and

Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”), which declines from 3.5% (or 5% for certain Funds) in the first year to 0% at the end of the sixth year. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

4	PIMCO CREDIT BOND FUNDS

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class B	Class C	Class R
PIMCO Convertible Fund	03/31/99	03/31/99	11/19/10	08/01/00	05/02/11	05/31/11	—	05/31/11	—
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	—	08/31/11	08/31/11
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	07/31/03	—
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/30/05	07/30/04	07/30/04	—	09/30/04	—
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	01/16/95	04/08/98	01/13/97	01/13/97	01/13/97	12/31/02
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	—	09/15/10	—
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	—	03/30/07	03/30/07
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	—	—	—	—	—	—	—
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	—	04/29/11	04/29/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (866) 746-2602, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (866) 746-2602 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO advised Funds are distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019, www.pimco.com/investments, (888) 87-PIMCO.

Semiannual Report	September 30, 2011	5

PIMCO Convertible Fund

Institutional Class - PFCIX	Class D - PCVDX
Class P - PCVPX	Class A - PACNX
Administrative Class - PFCAX	Class C - PCCNX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Industrials	63.8%
Banking & Finance	17.6%
Short-Term Instruments	9.9%
Utilities	3.0%
Information Technology	2.4%
Other	3.3%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	-10.38%	-0.73%	3.48%	6.25%	5.98%
PIMCO Convertible Fund Class P	-10.43%	-0.82%	3.38%	6.14%	5.88%
PIMCO Convertible Fund Administrative Class	-10.56%	-1.04%	3.22%	5.93%	5.70%
PIMCO Convertible Fund Class D	-10.51%	-1.07%	3.09%	5.83%	5.56%
PIMCO Convertible Fund Class A	-10.56%	-1.13%	3.07%	5.82%	5.56%
PIMCO Convertible Fund Class A (adjusted)	-15.50%	-6.53%	1.92%	5.23%	5.08%
PIMCO Convertible Fund Class C	-10.92%	-1.89%	2.30%	5.03%	4.77%
PIMCO Convertible Fund Class C (adjusted)	-11.80%	-2.84%	2.30%	5.03%	4.77%
BofA Merrill Lynch All Convertibles Index	-13.47%	-2.31%	2.24%	5.15%	4.61%
Lipper Convertible Securities Funds Average	-14.81%	-3.28%	1.88%	5.20%	5.27%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.66% for Institutional Class shares, 0.76% for Class P shares, 0.91% for Administrative Class shares, 1.06% for Class D shares, 1.06% for Class A shares, and 1.81% for Class C shares.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

»

Amid a broad sell off in the equity markets during the reporting period, convertible bonds shifted closer to their bond floors, contributing to negative returns for the Fund and the Fund’s benchmark index.

»	An overweight to the life insurance sector, which fell under pressure along with all financials amid elevated European sovereign credit concerns, detracted from returns during the reporting period.

»	An overweight to the metals and mining sector detracted from performance as the sector was negatively impacted by falling commodity prices during the reporting period.

»	An underweight to the healthcare sector detracted from performance as the sector outperformed the broader convertible market during the reporting period.

»	An overweight allocation to utilities was positive for performance as the sector outperformed the broader convertible market during the reporting period.

»	An underweight to industrials tied to construction and manufacturing contributed to performance as the sector underperformed the broader convertible market during the reporting period.

»	An underweight to the consumer discretionary sector benefited performance as consumers pared back consumption amid slow economic growth.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX	Class R - PRCRX

Allocation Breakdown‡
Corporate Bonds & Notes	36.4%
Short-Term Instruments	32.5%
Bank Loan Obligations	25.4%
U.S. Treasury Obligations	5.7%
‡	% of Total Investments as of 09/30/11

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2011
Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	-2.50%
PIMCO Credit Absolute Return Fund Class P	-2.50%
PIMCO Credit Absolute Return Fund Class D	-2.50%
PIMCO Credit Absolute Return Fund Class A	-2.50%
PIMCO Credit Absolute Return Fund Class A (adjusted)	-6.16%
PIMCO Credit Absolute Return Fund Class C	-2.60%
PIMCO Credit Absolute Return Fund Class C (adjusted)	-3.57%
PIMCO Credit Absolute Return Fund Class R	-2.50%
3 Month USD LIBOR Index	0.02%
Lipper Absolute Return Funds Average	-1.45%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.91% for Institutional Class shares, 1.01% for Class P shares, 1.31% for Class D shares, 1.31% for Class A shares, 2.06% for Class C shares, and 1.56% for Class R shares.

Portfolio Insights

»

The PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time.

»	The Fund commenced operations on August 31, 2011.

»	An allocation to the banking sector detracted from performance as the sector underperformed the broader credit market during the month of September 2011.

»	An allocation to emerging market credits detracted from performance as these issues underperformed the broader credit market during the month of September 2011.

»	An overweight to U.S. duration (or sensitivity to changes in market interest rates) benefited performance as rates trended lower during the month of September 2011.

Semiannual Report	September 30, 2011	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class A - PDVAX
Class P - PDVPX	Class B - PDVBX
Administrative Class - PDAAX	Class C - PDICX
Class D - PDVDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	61.2%
Sovereign Issues	15.9%
Short-Term Instruments	6.3%
Mortgage-Backed Securities	5.4%
Municipal Bonds & Notes	4.7%
Other	6.5%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	-1.50%	0.44%	6.99%	7.90%
PIMCO Diversified Income Fund Class P	-1.55%	0.34%	6.88%	7.79%
PIMCO Diversified Income Fund Administrative Class	-1.62%	0.19%	6.72%	7.63%
PIMCO Diversified Income Fund Class D	-1.70%	0.04%	6.57%	7.46%
PIMCO Diversified Income Fund Class A	-1.70%	0.04%	6.57%	7.46%
PIMCO Diversified Income Fund Class A (adjusted)	-5.39%	-3.71%	5.75%	6.96%
PIMCO Diversified Income Fund Class B	-2.07%	-0.71%	5.77%	6.69%
PIMCO Diversified Income Fund Class B (adjusted)	-5.43%	-4.03%	5.69%	6.69%
PIMCO Diversified Income Fund Class C	-2.07%	-0.71%	5.77%	6.67%
PIMCO Diversified Income Fund Class C (adjusted)	-3.03%	-1.66%	5.77%	6.67%
Barclays Capital Global Credit Hedged USD Index	1.88%	1.69%	5.39%	5.51%
1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	0.13%	1.27%	6.58%	7.40%
Lipper Multi-Sector Income Funds Average	-1.65%	1.02%	5.29%	6.11%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.75% for Institutional Class shares, 0.85% for Class P shares, 1.00% for Administrative Class shares, 1.15% for Class D shares, 1.15% for Class A shares, 1.90% for Class B shares, and 1.90% for Class C shares.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A curve-steepening bias negatively affected the Fund’s performance as the U.S. Treasury yield curve flattened during the reporting period.

»

An allocation to municipal bonds positively contributed to relative performance as the sector, represented by the Barclays Capital Municipal Bond Index, outperformed the Fund’s blended benchmark during the reporting period.

»	An underweight to U.S. duration (or sensitivity to changes in market interest rates) detracted from relative performance as rates fell during the reporting period.

»

An underweight to the lower quality insurance sector benefited relative performance as the sub-sector was one of the worst performing sub-sectors within the global high yield corporate bond universe during the reporting period.

»

An underweight to supranational credits detracted from relative performance as the Barclays Capital Global Aggregate Credit Supranational Sub-Index, outperformed the Fund’s blended benchmark during the reporting period.

»

An overweight allocation to investment grade banking credits detracted from relative performance as banking bonds within the credit component of the Barclays Capital Global Aggregate Bond Index declined during the reporting period, lagging the Fund’s blended benchmark.

»	A tactical exposure to Brazilian local rates added to relative performance as rates fell during the reporting period.

»	The Fund’s tactical exposure to the Chinese yuan benefited relative performance as the Chinese yuan appreciated against the U.S. dollar during the reporting period.

»	An overweight to emerging market (“EM”) corporate bonds detracted from relative performance as EM corporates underperformed EM sovereigns during the reporting period.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	69.5%
Sovereign Issues	9.8%
Short-Term Instruments	7.8%
Bank Loan Obligations	4.8%
Mortgage-Backed Securities	4.2%
Other	3.9%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	-9.65%	-5.80%	0.74%	2.56%
PIMCO Floating Income Fund Class P	-9.70%	-5.89%	0.64%	2.46%
PIMCO Floating Income Fund Administrative Class	-9.78%	-6.04%	0.50%	2.31%
PIMCO Floating Income Fund Class D	-9.84%	-6.18%	0.34%	2.15%
PIMCO Floating Income Fund Class A	-9.84%	-6.18%	0.34%	2.15%
PIMCO Floating Income Fund Class A (adjusted)	-11.86%	-8.33%	-0.12%	1.83%
PIMCO Floating Income Fund Class C	-9.97%	-6.46%	0.04%	1.83%
PIMCO Floating Income Fund Class C (adjusted)	-10.86%	-7.36%	0.04%	1.83%
3 Month USD LIBOR Index	0.14%	0.29%	2.35%	2.74%	**
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	-8.20%	-4.19%	-0.85%	1.12%	**
Lipper Loan Participation Funds Average	-3.92%	1.22%	1.95%	2.97%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	A curve-steepening bias detracted from performance as the U.S. Treasury yield curve flattened during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) during the second part of the reporting period detracted from relative performance as rates fell during this time period.

»

An overweight allocation to investment grade banking credits detracted from relative performance as banking bonds within the credit component of the Barclays Capital Global Aggregate Bond Index posted negative returns for the reporting period, lagging the Fund’s blended index.

»	An underweight exposure to supranational credits, which outperformed the Fund’s blended index during the reporting period, detracted from relative performance.

»	An overweight to emerging market (“EM”) corporate bonds detracted from relative performance as EM corporates underperformed EM sovereigns during the reporting period.

»

An underweight allocation to global high yield bonds benefited relative performance as the Bank of America Merrill Lynch Global High Yield BB-B Rated 2 percent Constrained Index underperformed the Fund’s blended index.

»	The Fund’s tactical exposure to the Chinese yuan benefited relative performance as the Chinese yuan appreciated against the U.S. dollar during the reporting period.

Semiannual Report	September 30, 2011	9

PIMCO High Yield Fund

Institutional Class - PHIYX	Class A - PHDAX
Class P - PHLPX	Class B - PHDBX
Administrative Class - PHYAX	Class C - PHDCX
Class D - PHYDX	Class R - PHYRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	86.0%
Short-Term Instruments	6.6%
Bank Loan Obligations	3.4%
Sovereign Issues	1.5%
Mortgage-Backed Securities	1.3%
Other	1.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	-5.38%	0.27%	5.74%	7.36%	7.89%
PIMCO High Yield Fund Class P	-5.42%	0.17%	5.62%	7.25%	7.78%
PIMCO High Yield Fund Administrative Class	-5.49%	0.02%	5.48%	7.10%	7.63%
PIMCO High Yield Fund Class D	-5.54%	-0.08%	5.35%	6.95%	7.47%
PIMCO High Yield Fund Class A	-5.54%	-0.08%	5.35%	6.95%	7.48%
PIMCO High Yield Fund Class A (adjusted)	-9.08%	-3.83%	4.55%	6.54%	7.22%
PIMCO High Yield Fund Class B	-5.91%	-0.84%	4.57%	6.40%	7.19%
PIMCO High Yield Fund Class B (adjusted)	-9.09%	-4.09%	4.49%	6.40%	7.19%
PIMCO High Yield Fund Class C	-5.90%	-0.83%	4.57%	6.16%	6.69%
PIMCO High Yield Fund Class C (adjusted)	-6.81%	-1.76%	4.57%	6.16%	6.69%
PIMCO High Yield Fund Class R	-5.66%	-0.33%	5.09%	6.69%	7.21%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	-3.96%	1.93%	6.39%	7.93%	7.36%	**
Lipper High Current Yield Funds Average	-6.05%	0.71%	4.75%	6.98%	6.10%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares one- and five-year returns, and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class B shares, 1.65% for Class C shares, and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»

In general, relative performance came under pressure due to exposure to European issuers, as uncertainty from the region resulted in a flight-to-quality during the reporting period, in which lower quality credit underperformed higher quality credit.

»	An underweight to the energy sector detracted from returns as this sector outperformed the broader high yield bond market due to its defensive nature, most noticeably among gas distributors.

»	Security selection within the chemical sector detracted from performance as companies with exposure to the European region continued to weigh on returns.

»

Security selection within the healthcare sector detracted from performance as concerns of cost containment proposals impacting earnings mounted for some issuers, causing the sector to underperform the broader high yield bond market.

»	Security selection in telecommunications detracted from relative performance as wireless providers underperformed their fixed-line and integrated counterparts.

»	An underweight to building products added to performance as expectations of a recovery in housing markets worsened, causing the sector to underperform the broader high yield bond market.

»	An overweight to the cable/pay television sector, which has a higher quality bias, contributed positively to relative returns as the sector outperformed the broader high yield bond market.

»	Exposure to investment grade credit benefited performance given the flight-to-quality during the reporting period, in which investment grade credit outperformed lower rated credit.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	92.7%
Short-Term Instruments	4.8%
Bank Loan Obligations	1.9%
Preferred Securities	0.4%
Convertible Bonds & Notes	0.2%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	-8.37%	-1.15%	0.11%
PIMCO High Yield Spectrum Fund Class P	-8.42%	-1.25%	0.01%
PIMCO High Yield Spectrum Fund Class D	-8.53%	-1.51%	-0.26%
PIMCO High Yield Spectrum Fund Class A	-8.53%	-1.51%	-0.26%
PIMCO High Yield Spectrum Fund Class A (adjusted)	-11.95%	-5.16%	-3.85%
PIMCO High Yield Spectrum Fund Class C	-8.88%	-2.24%	-1.01%
PIMCO High Yield Spectrum Fund Class C (adjusted)	-9.76%	-3.17%	-1.01%
BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	-6.23%	-0.17%	0.84%
Lipper High Current Yield Funds Average	-6.05%	0.71%	0.71%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.60% for Institutional Class shares, 0.70% for Class P shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.70% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»

In general, relative performance came under pressure due to exposure to European issuers, as uncertainty from the region resulted in a flight-to-quality during the reporting period, in which lower quality credit underperformed higher quality credit.

»	An underweight to the energy sector detracted from returns as the sector outperformed due to its defensive nature, most noticeably among gas distributors.

»	Security selection within the chemical sector came under pressure as companies with exposure to the European region continued to weigh on returns.

»	Security selection in telecommunications detracted from relative performance as wireless providers underperformed their fixed-line and integrated counterparts.

»

An overweight to healthcare added to performance as the sector outperformed given its defensive nature, although security selection detracted from returns as concerns of cost containment proposals impacted earnings for select issuers.

»	An overweight to the cable/pay television sector, which has a higher quality bias, contributed positively to relative returns as the sector outperformed the broader high yield bond market.

»	Exposure to investment grade credit benefited performance given the flight-to-quality during the reporting period, in which investment grade credit outperformed lower rated credit.

Semiannual Report	September 30, 2011	11

PIMCO Income Fund

Institutional Class - PIMIX	Class A - PONAX
Class P - PONPX	Class C - PONCX
Administrative Class - PIINX	Class R - PONRX
Class D - PONDX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

U.S. Government Agencies	37.1%
Mortgage-Backed Securities	26.9%
Corporate Bonds & Notes	16.2%
Asset-Backed Securities	13.5%
Short-Term Instruments	1.2%
Other	5.1%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	1.02%	6.46%	9.43%
PIMCO Income Fund Class P	0.98%	6.37%	9.33%
PIMCO Income Fund Administrative Class	0.91%	6.22%	9.16%
PIMCO Income Fund Class D	0.89%	6.18%	9.10%
PIMCO Income Fund Class A	0.83%	6.04%	8.95%
PIMCO Income Fund Class A (adjusted)	-3.11%	1.94%	7.98%
PIMCO Income Fund Class C	0.50%	5.35%	8.13%
PIMCO Income Fund Class C (adjusted)	-0.49%	4.36%	8.13%
PIMCO Income Fund Class R	0.71%	5.81%	8.68%
Barclays Capital U.S. Aggregate Index	6.20%	5.26%	6.62%	**
Lipper Multi-Sector Income Funds Average	-1.65%	1.02%	5.06%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.56% for Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.86% for Class D shares, 0.96% for Class A shares, 1.71% for Class C shares, and 1.21% for Class R shares.

Portfolio Insights

»

The PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An underweight to duration (or sensitivity to changes in market interest rates) detracted from relative performance as interest rates rallied during the reporting period.

»	A long position in Australian sovereign debt was positive for performance as these securities appreciated in price over the reporting period.

»	An overweight to investment grade credit detracted from performance as U.S. Treasuries outperformed credit during the reporting period.

»	An overweight to high quality European duration was positive for performance as rates in the region declined over the reporting period.

»	An overweight to emerging market external debt detracted from performance as emerging market debt underperformed U.S. Treasuries during the reporting period.

»	Short exposure to the Japanese yen detracted from performance as the Japanese yen rallied during the reporting period.

»	An overweight toward residential mortgage-backed securities detracted from relative performance as these securities lagged U.S. Treasuries during the reporting period.

»	An overweight to high yield detracted from relative performance as the sector underperformed U.S. Treasuries during the reporting period.

12	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	53.7%
U.S. Treasury Obligations	24.5%
Municipal Bonds & Notes	10.3%
Short-Term Instruments	6.1%
Sovereign Issues	1.9%
Other	3.5%
‡	% of Total Investments as of 09/30/11

Average Annual Total Return for the period ended September 30, 2011
	6 Months*	1 Year	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	10.34%	9.99%	19.33%
Barclays Capital U.S. Long Credit Index	12.76%	9.31%	19.96%
Lipper General Bond Funds Average	4.43%	4.81%	10.29%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratios is 0.56% for Institutional Class shares.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning were net negative for performance. An underweight to U.S. duration was negative for performance while tactical allocations to U.K., European and Australian duration were positive, in aggregate. Curve positions designed to benefit from a steepening of the U.S., UK and European yield curves were negative for performance as the European yield curve steepened while the U.S. and U.K. yield curves flattened.

»	An overweight to banking sector credits was negative for performance as the sector underperformed the broader long credit market during the reporting period.

»	An overweight to life insurance credits was negative for performance as the sector underperformed the broader long credit market during the reporting period.

»	An overweight to natural gas pipeline credits, which underperformed over the reporting period, detracted from relative performance.

»	A below-index allocation to wirelines, which underperformed the broader long credit market, was positive for relative performance.

»	An overweight exposure to integrated oil companies was positive for performance as the sector outperformed the broader long credit market.

»	An overweight exposure to airlines was positive for performance as the sector outperformed the broader long credit market.

Semiannual Report	September 30, 2011	13

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX	Class R - PSRRX

Cumulative Returns Through September 30, 2011

Allocation Breakdown‡

Bank Loan Obligations	91.9%
Short-Term Instruments	7.3%
Corporate Bonds & Notes	0.8%
‡	% of Total Investments as of 09/30/11

Cumulative Total Return for the period ended September 30, 2011
	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	-1.99%
PIMCO Senior Floating Rate Fund Class P	-2.03%
PIMCO Senior Floating Rate Fund Class D	-2.10%
PIMCO Senior Floating Rate Fund Class A	-2.10%
PIMCO Senior Floating Rate Fund Class A (adjusted)	-2.49%
PIMCO Senior Floating Rate Fund Class C	-2.36%
PIMCO Senior Floating Rate Fund Class C (adjusted)	-3.33%
PIMCO Senior Floating Rate Fund Class R	-2.20%
Credit Suisse Institutional Leveraged Loan Index	-2.74%	*
Lipper Loan Participation Funds Average	-4.40%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.PIMCO.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 0.82% for Institutional Class shares, 0.92% for Class P shares, 1.12% for Class D shares, 1.12% for Class A shares, 1.87% for Class C shares, and 1.37% for Class R shares.

Portfolio Insights

»

The PIMCO Senior Floating Rate Fund seeks a high level of income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

»	The Fund commenced operations on April 29, 2011.

»	An underweight to the energy sector detracted from performance as the sector outperformed the broader market during the reporting period.

»	An overweight to financials detracted from returns as the sector underperformed the broader market during the reporting period.

»	An emphasis on triple-B and double-B rated loans contributed to performance as they outperformed lower rated issues during the reporting period.

»	An underweight allocation to retailers benefited performance as the sector underperformed the broader market during the reporting period.

»	An overweight to utilities contributed to performance as the sector outperformed the broader market during the reporting period.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2011 to September 30, 2011 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual Performance				Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)		Ending Account Value (09/30/11)	Expenses Paid During Period *	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Convertible Fund
Institutional Class	$1,000.00		$896.19	$3.18	$1,000.00	$1,021.65	$3.39	0.67%
Class P	1,000.00		895.67	3.65	1,000.00	1,021.15	3.89	0.77
Administrative Class	1,000.00		894.42	4.36	1,000.00	1,020.40	4.65	0.92
Class D	1,000.00	[b]	875.76	4.14	1,000.00	1,019.65	5.40	1.07
Class A	1,000.00	[c]	878.50	3.35	1,000.00	1,019.65	5.40	1.07
Class C	1,000.00	[c]	876.07	5.69	1,000.00	1,015.90	9.17	1.82
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	[d]	$975.00	$0.73	$1,000.00	$1,020.50	$4.55	0.90%
Class P	1,000.00	[d]	975.00	0.81	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	[d]	975.00	1.05	1,000.00	1,018.50	6.56	1.30
Class A	1,000.00	[d]	975.00	1.05	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	[d]	974.00	1.66	1,000.00	1,014.75	10.33	2.05
Class R	1,000.00	[d]	975.00	1.25	1,000.00	1,017.25	7.82	1.55

Semiannual Report	September 30, 2011	15

Expense Examples (Cont.)

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$985.00	$3.72	$1,000.00	$1,021.25	$3.79	0.75%
Class P	1,000.00	984.52	4.22	1,000.00	1,020.75	4.29	0.85
Administrative Class	1,000.00	983.75	4.96	1,000.00	1,020.00	5.05	1.00
Class D	1,000.00	983.00	5.70	1,000.00	1,019.25	5.81	1.15
Class A	1,000.00	983.00	5.70	1,000.00	1,019.25	5.81	1.15
Class B	1,000.00	979.27	9.40	1,000.00	1,015.50	9.57	1.90
Class C	1,000.00	979.30	9.40	1,000.00	1,015.50	9.57	1.90
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$903.47	$2.62	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	903.00	3.09	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	902.23	3.80	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	901.63	4.52	1,000.00	1,020.25	4.80	0.95
Class A	1,000.00	901.63	4.52	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	900.26	5.94	1,000.00	1,018.75	6.31	1.25
PIMCO High Yield Fund
Institutional Class	$1,000.00	$946.25	$2.68	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	945.77	3.16	1,000.00	1,021.75	3.29	0.65
Administrative Class	1,000.00	945.05	3.89	1,000.00	1,021.00	4.04	0.80
Class D	1,000.00	944.57	4.38	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	944.57	4.38	1,000.00	1,020.50	4.55	0.90
Class B	1,000.00	940.95	8.01	1,000.00	1,016.75	8.32	1.65
Class C	1,000.00	941.00	8.01	1,000.00	1,016.75	8.32	1.65
Class R	1,000.00	943.38	5.59	1,000.00	1,019.25	5.81	1.15
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$916.33	$2.63	$1,000.00	$1,022.25	$2.78	0.55%
Class P	1,000.00	915.81	3.11	1,000.00	1,021.75	3.29	0.65
Class D	1,000.00	914.65	4.31	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	914.71	4.31	1,000.00	1,020.50	4.55	0.90
Class C	1,000.00	911.22	7.88	1,000.00	1,016.75	8.32	1.65
PIMCO Income Fund
Institutional Class	$1,000.00	$1,010.23	$2.91	$1,000.00	$1,022.10	$2.93	0.58%
Class P	1,000.00	1,009.77	3.42	1,000.00	1,021.60	3.44	0.68
Administrative Class	1,000.00	1,009.12	4.17	1,000.00	1,020.85	4.19	0.83
Class D	1,000.00	1,008.90	4.42	1,000.00	1,020.60	4.45	0.88
Class A	1,000.00	1,008.26	4.97	1,000.00	1,020.05	5.00	0.99
Class C	1,000.00	1,004.97	8.72	1,000.00	1,016.30	8.77	1.74
Class R	1,000.00	1,007.15	6.22	1,000.00	1,018.80	6.26	1.24
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,103.38	$2.89	$1,000.00	$1,022.25	$2.78	0.55%

16	PIMCO CREDIT BOND FUNDS

	Actual Performance				Hypothetical Performance (5% return before expenses)
	Beginning Account Value (04/01/11)		Ending Account Value (09/30/11)	Expenses Paid During Period*	Beginning Account Value (04/01/11)	Ending Account Value (09/30/11)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	[a]	$980.06	$3.25	$1,000.00	$1,021.10	$3.94	0.78%
Class P	1,000.00	[a]	979.71	3.67	1,000.00	1,020.60	4.45	0.88
Class D	1,000.00	[a]	978.97	4.50	1,000.00	1,019.60	5.45	1.08
Class A	1,000.00	[a]	978.98	4.50	1,000.00	1,019.60	5.45	1.08
Class C	1,000.00	[a]	976.37	7.61	1,000.00	1,015.85	9.22	1.83
Class R	1,000.00	[a]	977.98	5.53	1,000.00	1,018.35	6.71	1.33

* Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), 154/366 for the Institutional Class, Class P, Class D, Class A, Class C and Class R shares of the PIMCO Senior Floating Rate Fund (to reflect the period since the inception date of 04/29/11), 151/366 for the Class D shares of the PIMCO Convertible Fund (to reflect the period since the inception date of 05/02/11), 122/366 for the Class C shares of the PIMCO Convertible Fund (to reflect the period since the inception date of 05/31/11), 30/366 for the Institutional Class, Class P, Class D, Class A, Class C, and Class R shares of the PIMCO Credit Absolute Return Fund (to reflect the period since the inception date of 8/31/11), and 30/366 for the Institutional Class, Class P, Class D, Class A, Class C, and Class R shares of the PIMCO Senior Floating Rate Fund (to reflect the period since the inception date of 08/31/11). The hypothetical expenses reflect an amount as if the classes had been operational for the entire fiscal half year.

** The net annualized expense ratio is reflective of any applicable waivers related to contractual agreements for voluntary fee waivers and organizational or trustees’ fees. Details regarding any fee waivers can be found in the Fund’s currently effective prospectus, as supplemented to date.

a The Beginning Account Value is reflective as of 04/29/11 for Actual Performance.

b The Beginning Account Value is reflective as of 05/02/11 for Actual Performance.

c The Beginning Account Value is reflective as of 05/31/11 for Actual Performance.

d The Beginning Account Value is reflective as of 08/31/11 for Actual Performance.

Semiannual Report	September 30, 2011	17

Benchmark Descriptions

Index	Description

1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices: Barclays Capital Global Aggregate-Credit Component Hedged USD, BofA Merrill Lynch Global High Yield, BB-B Rated, Constrained Index, JPMorgan EMBI Global. The Barclays Capital Global Aggregate Index-Credit Component Hedged USD provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Global Credit Hedged USD Index	Barclays Capital Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

Index	Description

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd	Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Capital Global Aggregate Credit Component, BofA Merrill Lynch Global High Yield BB-B Rated Constrained, JPMorgan EMBI Global; All USD Hdgd: The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Capital Global Aggregate Credit Index, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index, JPMorgan EMBI Global; all USD hedged. The Barclays Capital Global Aggregate Credit Index provides a broad-based measure of the global investment-grade fixed income markets. The index does not reflect deduction for fees, expenses or taxes. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The Index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is re-balanced on the last calendar day of the month. JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. Prior to September 25th, 2009, the BofA Merrill Lynch Indices were known as the Merrill Lynch Indices.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Semiannual Report	September 30, 2011	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Convertible Fund
Institutional Class
04/01/2011 - 09/30/2011+	$14.38	$0.05	$(1.53)	$(1.48)	$(0.23)	$0.00	$0.00
03/31/2011	13.25	0.27	1.75	2.02	(0.89)	0.00	0.00
03/31/2010	8.31	0.73	4.62	5.35	(0.41)	0.00	0.00
03/31/2009	13.07	0.32	(4.83)	(4.51)	(0.25)	0.00	0.00
03/31/2008	13.74	0.28	(0.70)	(0.42)	(0.25)	0.00	0.00
03/31/2007	12.62	0.21	1.45	1.66	(0.54)	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	14.37	0.04	(1.53)	(1.49)	(0.21)	0.00	0.00
11/19/2010 - 03/31/2011	13.75	0.05	0.93	0.98	(0.36)	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	14.77	0.02	(1.57)	(1.55)	(0.16)	0.00	0.00
03/31/2011	13.57	0.29	1.75	2.04	(0.84)	0.00	0.00
03/31/2010	8.51	0.94	4.53	5.47	(0.41)	0.00	0.00
03/31/2009	13.36	0.31	(4.96)	(4.65)	(0.20)	0.00	0.00
03/31/2008	14.04	0.23	(0.70)	(0.47)	(0.21)	0.00	0.00
03/31/2007	12.89	0.18	1.47	1.65	(0.50)	0.00	0.00
Class D
05/02/2011 - 09/30/2011+	14.70	0.02	(1.83)	(1.81)	(0.23)	0.00	0.00
Class A
05/31/2011 - 09/30/2011+	14.65	0.01	(1.78)	(1.77)	(0.23)	0.00	0.00
Class C
05/31/2011 - 09/30/2011+	14.65	(0.02)	(1.78)	(1.80)	(0.22)	0.00	0.00

PIMCO Credit Absolute Return Fund
Institutional Class
08/31/2011 - 09/30/2011+	$10.00	$0.02	$(0.27)	$(0.25)	$0.00	$0.00	$0.00
Class P
08/31/2011 - 09/30/2011+	10.00	0.02	(0.27)	(0.25)	0.00	0.00	0.00
Class D
08/31/2011 - 09/30/2011+	10.00	0.03	(0.28)	(0.25)	0.00	0.00	0.00
Class A
08/31/2011 - 09/30/2011+	10.00	0.02	(0.27)	(0.25)	0.00	0.00	0.00
Class C
08/31/2011 - 09/30/2011+	10.00	0.02	(0.28)	(0.26)	0.00	0.00	0.00
Class R
08/31/2011 - 09/30/2011+	10.00	0.02	(0.27)	(0.25)	0.00	0.00	0.00

PIMCO Diversified Income Fund
Institutional Class
04/01/2011 - 09/30/2011+	$11.50	$0.29	$(0.45)	$(0.16)	$(0.32)	$0.00	$0.00
03/31/2011	10.98	0.60	0.58	1.18	(0.66)	0.00	0.00
03/31/2010	8.51	0.55	2.54	3.09	(0.61)	0.00	(0.01)
03/31/2009	10.71	0.58	(1.94)	(1.36)	(0.63)	(0.21)	0.00
03/31/2008	11.13	0.63	(0.36)	0.27	(0.67)	(0.02)	0.00
03/31/2007	11.01	0.60	0.30	0.90	(0.63)	(0.15)	0.00
Class P
04/01/2011 - 09/30/2011+	11.50	0.28	(0.45)	(0.17)	(0.31)	0.00	0.00
03/31/2011	10.98	0.59	0.58	1.17	(0.65)	0.00	0.00
03/31/2010	8.51	0.54	2.54	3.08	(0.60)	0.00	(0.01)
04/30/2008 - 03/31/2009	10.88	0.52	(2.12)	(1.60)	(0.56)	(0.21)	0.00
Administrative Class
04/01/2011 - 09/30/2011+	11.50	0.27	(0.45)	(0.18)	(0.30)	0.00	0.00
03/31/2011	10.98	0.57	0.58	1.15	(0.63)	0.00	0.00
03/31/2010	8.51	0.53	2.54	3.07	(0.59)	0.00	(0.01)
03/31/2009	10.71	0.56	(1.95)	(1.39)	(0.60)	(0.21)	0.00
03/31/2008	11.13	0.60	(0.36)	0.24	(0.64)	(0.02)	0.00
03/31/2007	11.01	0.57	0.30	0.87	(0.60)	(0.15)	0.00

+	Unaudited
*	Annualized

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$12.67	(10.38)%	$1,458,413	0.67	%*	0.67	%*	0.65	%*	0.65	%*	0.70	%*	93%
(0.89)	14.38	15.98	1,559,229	0.66		0.66		0.65		0.65		1.96		43
(0.41)	13.25	64.89	498,336	0.65		0.65		0.65		0.65		6.78		203
(0.25)	8.31	(35.02)	994,199	0.66		0.66		0.65		0.65		3.51		98
(0.25)	13.07	(3.16)	333,851	0.76		0.76		0.65		0.65		1.99		149
(0.54)	13.74	13.45	59,765	0.74		0.74		0.65		0.65		1.64		78

(0.21)	12.67	(10.43)	1,630	0.77	*	0.77	*	0.75	*	0.75	*	0.60	*	93
(0.36)	14.37	7.20	3,686	0.76	*	0.76	*	0.75	*	0.75	*	0.88	*	43

(0.16)	13.06	(10.56)	1,719	0.92	*	0.92	*	0.90	*	0.90	*	0.31	*	93
(0.84)	14.77	15.71	25,975	0.91		0.91		0.90		0.90		2.11		43
(0.41)	13.57	64.68	58,040	0.90		0.90		0.90		0.90		7.47		203
(0.20)	8.51	(35.24)	2,989	0.91		0.91		0.90		0.90		2.64		98
(0.21)	13.36	(3.42)	12	1.05		1.05		0.90		0.90		1.63		149
(0.50)	14.04	13.12	13	0.99		0.99		0.90		0.90		1.39		78

(0.23)	12.66	(12.42)	430	1.07	*	1.07	*	1.05	*	1.05	*	0.29	*	93

(0.23)	12.65	(12.15)	474	1.07	*	1.07	*	1.05	*	1.05	*	0.32	*	93

(0.22)	12.63	(12.39)	372	1.82	*	1.82	*	1.80	*	1.80	*	(0.49	)*	93

$0.00	$9.75	(2.50)%	$106,653	0.90	%*	0.90	%*	0.90	%*	0.90	%*	2.70	%*	74	%**

0.00	9.75	(2.50)	119	1.00	*	1.00	*	1.00	*	1.00	*	2.83	*	74	**

0.00	9.75	(2.50)	2,388	1.30	*	1.30	*	1.30	*	1.30	*	3.22	*	74	**

0.00	9.75	(2.50)	12,205	1.30	*	1.30	*	1.30	*	1.30	*	3.10	*	74	**

0.00	9.74	(2.60)	245	2.05	*	2.05	*	2.05	*	2.05	*	2.27	*	74	**

0.00	9.75	(2.50)	18	1.55	*	1.55	*	1.55	*	1.55	*	2.38	*	74	**

$(0.32)	$11.02	(1.50)%	$4,101,950	0.75	%*	0.75	%*	0.75	%*	0.75	%*	4.95	%*	12	%**
(0.66)	11.50	11.03	3,705,926	0.75		0.75		0.75		0.75		5.30		95	**
(0.62)	10.98	37.21	2,416,831	0.76		0.76		0.75		0.75		5.44		259
(0.84)	8.51	(12.92)	1,749,358	0.79		0.79		0.75		0.75		6.09		244
(0.69)	10.71	2.50	2,113,025	0.83		0.83		0.75		0.75		5.79		234
(0.78)	11.13	8.42	2,155,586	0.75		0.75		0.75		0.75		5.43		190

(0.31)	11.02	(1.55)	58,062	0.85	*	0.85	*	0.85	*	0.85	*	4.86	*	12	**
(0.65)	11.50	10.92	49,878	0.85		0.85		0.85		0.85		5.18		95	**
(0.61)	10.98	37.08	13,327	0.86		0.86		0.85		0.85		5.23		259
(0.77)	8.51	(14.81)	8	0.89	*	0.89	*	0.85	*	0.85	*	6.07	*	244

(0.30)	11.02	(1.62)	9,647	1.00	*	1.00	*	1.00	*	1.00	*	4.70	*	12	**
(0.63)	11.50	10.76	8,391	1.00		1.00		1.00		1.00		5.06		95	**
(0.60)	10.98	36.87	6,954	1.01		1.01		1.00		1.00		5.20		259
(0.81)	8.51	(13.14)	4,062	1.04		1.04		1.00		1.00		5.88		244
(0.66)	10.71	2.25	4,759	1.08		1.08		1.00		1.00		5.54		234
(0.75)	11.13	8.14	4,818	1.00		1.00		1.00		1.00		5.17		190

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Semiannual Report	September 30, 2011	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Diversified Income Fund (Cont.)
Class D
04/01/2011 - 09/30/2011+	$11.50	$0.26	$(0.45)	$(0.19)	$(0.29)	$0.00	$0.00
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00
Class A
04/01/2011 - 09/30/2011+	11.50	0.26	(0.45)	(0.19)	(0.29)	0.00	0.00
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00
03/31/2010	8.51	0.51	2.54	3.05	(0.57)	0.00	(0.01)
03/31/2009	10.71	0.54	(1.94)	(1.40)	(0.59)	(0.21)	0.00
03/31/2008	11.13	0.59	(0.37)	0.22	(0.62)	(0.02)	0.00
03/31/2007	11.01	0.55	0.30	0.85	(0.58)	(0.15)	0.00
Class B
04/01/2011 - 09/30/2011+	11.50	0.22	(0.45)	(0.23)	(0.25)	0.00	0.00
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)	0.00
Class C
04/01/2011 - 09/30/2011+	11.50	0.22	(0.45)	(0.23)	(0.25)	0.00	0.00
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00
03/31/2010	8.51	0.43	2.55	2.98	(0.50)	0.00	(0.01)
03/31/2009	10.71	0.47	(1.94)	(1.47)	(0.52)	(0.21)	0.00
03/31/2008	11.13	0.50	(0.36)	0.14	(0.54)	(0.02)	0.00
03/31/2007	11.01	0.47	0.30	0.77	(0.50)	(0.15)	0.00

PIMCO Floating Income Fund
Institutional Class
04/01/2011 - 09/30/2011+	$9.15	$0.18	$(1.05)	$(0.87)	$(0.20)	$0.00	$0.00
03/31/2011	9.04	0.37	0.10	0.47	(0.36)	0.00	0.00
03/31/2010	7.00	0.42	2.12	2.54	(0.50)	0.00	0.00
03/31/2009	9.05	0.44	(2.03)	(1.59)	0.00	0.00	(0.46)
03/31/2008	10.55	0.55	(1.27)	(0.72)	(0.64)	(0.12)	(0.02)
03/31/2007	10.39	0.53	0.32	0.85	(0.64)	(0.05)	0.00
Class P
04/01/2011 - 09/30/2011+	9.15	0.18	(1.05)	(0.87)	(0.20)	0.00	0.00
03/31/2011	9.04	0.37	0.09	0.46	(0.35)	0.00	0.00
03/31/2010	7.00	0.42	2.11	2.53	(0.49)	0.00	0.00
04/30/2008 - 03/31/2009	9.43	0.38	(2.40)	(2.02)	0.00	0.00	(0.41)
Administrative Class
04/01/2011 - 09/30/2011+	9.15	0.17	(1.05)	(0.88)	(0.19)	0.00	0.00
03/31/2011	9.04	0.35	0.10	0.45	(0.34)	0.00	0.00
03/31/2010	7.00	0.40	2.12	2.52	(0.48)	0.00	0.00
03/31/2009	9.05	0.41	(2.02)	(1.61)	0.00	0.00	(0.44)
03/31/2008	10.55	0.52	(1.26)	(0.74)	(0.62)	(0.12)	(0.02)
03/31/2007	10.39	0.51	0.32	0.83	(0.62)	(0.05)	0.00
Class D
04/01/2011 - 09/30/2011+	9.15	0.17	(1.06)	(0.89)	(0.18)	0.00	0.00
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)
03/31/2008	10.55	0.52	(1.28)	(0.76)	(0.60)	(0.12)	(0.02)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.29)	$11.02	(1.70)%	$63,591	1.15	%*	1.15	%*	1.15	%*	1.15	%*	4.55	%*	12	%**
(0.62)	11.50	10.59	65,567	1.15		1.15		1.15		1.15		4.89		95	**
(0.58)	10.98	36.67	38,747	1.16		1.16		1.15		1.15		5.01		259
(0.80)	8.51	(13.26)	18,412	1.19		1.19		1.15		1.15		5.67		244
(0.64)	10.71	2.10	28,357	1.23		1.23		1.15		1.15		5.39		234
(0.73)	11.13	7.99	31,332	1.15		1.15		1.15		1.15		5.01		190

(0.29)	11.02	(1.70)	233,505	1.15	*	1.15	*	1.15	*	1.15	*	4.54	*	12	**
(0.62)	11.50	10.59	213,724	1.15		1.15		1.15		1.15		4.90		95	**
(0.58)	10.98	36.67	132,741	1.16		1.16		1.15		1.15		5.03		259
(0.80)	8.51	(13.27)	73,833	1.19		1.19		1.15		1.15		5.68		244
(0.64)	10.71	2.10	106,904	1.23		1.23		1.15		1.15		5.40		234
(0.73)	11.13	7.99	125,360	1.15		1.15		1.15		1.15		5.02		190

(0.25)	11.02	(2.07)	11,458	1.90	*	1.90	*	1.90	*	1.90	*	3.80	*	12	**
(0.53)	11.50	9.77	15,557	1.90		1.90		1.90		1.90		4.17		95	**
(0.51)	10.98	35.67	25,491	1.91		1.91		1.90		1.90		4.32		259
(0.73)	8.51	(13.92)	23,404	1.94		1.94		1.90		1.90		4.88		244
(0.56)	10.71	1.34	42,975	1.98		1.98		1.90		1.90		4.65		234
(0.65)	11.13	7.19	50,739	1.90		1.90		1.90		1.90		4.30		190

(0.25)	11.02	(2.07)	149,784	1.90	*	1.90	*	1.90	*	1.90	*	3.78	*	12	**
(0.53)	11.50	9.77	141,121	1.90		1.90		1.90		1.90		4.15		95	**
(0.51)	10.98	35.67	98,586	1.91		1.91		1.90		1.90		4.29		259
(0.73)	8.51	(13.92)	62,686	1.94		1.94		1.90		1.90		4.90		244
(0.56)	10.71	1.34	103,481	1.98		1.98		1.90		1.90		4.64		234
(0.65)	11.13	7.19	118,882	1.90		1.90		1.90		1.90		4.28		190

$(0.20)	$8.08	(9.65)%	$3,197,975	0.55	%*	0.55	%*	0.55	%*	0.55	%*	4.20	%*	14	%**
(0.36)	9.15	5.32	2,454,395	0.55		0.55		0.55		0.55		4.05		40	**
(0.50)	9.04	37.08	354,497	0.55		0.55		0.55		0.55		5.21		318
(0.46)	7.00	(18.10)	622,953	0.63		0.63		0.55		0.55		5.25		245
(0.78)	9.05	(7.27)	1,527,238	0.56		0.56		0.55		0.55		5.42		111
(0.69)	10.55	8.48	4,578,703	0.55		0.55		0.55		0.55		5.05		138

(0.20)	8.08	(9.70)	51,052	0.65	*	0.65	*	0.65	*	0.65	*	4.05	*	14	**
(0.35)	9.15	5.22	74,764	0.65		0.65		0.65		0.65		4.07		40	**
(0.49)	9.04	36.94	19,879	0.65		0.65		0.65		0.65		4.87		318
(0.41)	7.00	(21.44)	8	0.73	*	0.73	*	0.65	*	0.65	*	5.21	*	245

(0.19)	8.08	(9.78)	370	0.80	*	0.80	*	0.80	*	0.80	*	3.95	*	14	**
(0.34)	9.15	5.06	264	0.80		0.80		0.80		0.80		3.83		40	**
(0.48)	9.04	36.77	49	0.80		0.80		0.80		0.80		4.69		318
(0.44)	7.00	(18.30)	8	0.88		0.88		0.80		0.80		5.07		245
(0.76)	9.05	(7.48)	9	0.81		0.81		0.80		0.80		4.98		111
(0.67)	10.55	8.21	10,754	0.80		0.80		0.80		0.80		4.82		138

(0.18)	8.08	(9.84)	64,560	0.95	*	0.95	*	0.95	*	0.95	*	3.77	*	14	**
(0.32)	9.15	4.90	74,448	0.95		0.95		0.95		0.95		3.79		40	**
(0.47)	9.04	36.55	46,462	0.95		0.95		0.95		0.95		4.66		318
(0.43)	7.00	(18.42)	17,493	1.03		1.03		0.95		0.95		4.90		245
(0.74)	9.05	(7.62)	37,762	0.96		0.96		0.95		0.95		5.05		111
(0.65)	10.55	8.04	147,775	0.95		0.95		0.95		0.95		4.57		138

Semiannual Report	September 30, 2011	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Floating Income Fund (Cont.)
Class A
04/01/2011 - 09/30/2011+	$9.15	$0.17	$(1.06)	$(0.89)	$(0.18)	$0.00	$0.00
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00
03/31/2010	7.00	0.39	2.12	2.51	(0.47)	0.00	0.00
03/31/2009	9.05	0.41	(2.03)	(1.62)	0.00	0.00	(0.43)
03/31/2008	10.55	0.51	(1.27)	(0.76)	(0.60)	(0.12)	(0.02)
03/31/2007	10.39	0.48	0.33	0.81	(0.60)	(0.05)	0.00
Class C
04/01/2011 - 09/30/2011+	9.15	0.15	(1.05)	(0.90)	(0.17)	0.00	0.00
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00	0.00
03/31/2010	7.00	0.37	2.11	2.48	(0.44)	0.00	0.00
03/31/2009	9.05	0.38	(2.03)	(1.65)	0.00	0.00	(0.40)
03/31/2008	10.55	0.48	(1.27)	(0.79)	(0.57)	(0.12)	(0.02)
03/31/2007	10.39	0.45	0.33	0.78	(0.57)	(0.05)	0.00

PIMCO High Yield Fund
Institutional Class
04/01/2011 - 09/30/2011+	$9.45	$0.33	$(0.82)	$(0.49)	$(0.35)	$0.00	$0.00
03/31/2011	9.06	0.67	0.41	1.08	(0.69)	0.00	0.00
03/31/2010	6.56	0.71	2.52	3.23	(0.73)	0.00	0.00
03/31/2009	9.20	0.66	(2.62)	(1.96)	(0.59)	0.00	(0.09)
03/31/2008	9.94	0.68	(0.70)	(0.02)	(0.71)	(0.01)	0.00
03/31/2007	9.77	0.69	0.18	0.87	(0.69)	(0.01)	0.00
Class P
04/01/2011 - 09/30/2011+	9.45	0.33	(0.82)	(0.49)	(0.35)	0.00	0.00
03/31/2011	9.06	0.66	0.41	1.07	(0.68)	0.00	0.00
03/31/2010	6.56	0.72	2.50	3.22	(0.72)	0.00	0.00
04/30/2008 - 03/31/2009	9.49	0.57	(2.89)	(2.32)	(0.55)	0.00	(0.06)
Administrative Class
04/01/2011 - 09/30/2011+	9.45	0.32	(0.82)	(0.50)	(0.34)	0.00	0.00
03/31/2011	9.06	0.65	0.41	1.06	(0.67)	0.00	0.00
03/31/2010	6.56	0.69	2.52	3.21	(0.71)	0.00	0.00
03/31/2009	9.20	0.65	(2.63)	(1.98)	(0.57)	0.00	(0.09)
03/31/2008	9.94	0.66	(0.71)	(0.05)	(0.68)	(0.01)	0.00
03/31/2007	9.77	0.66	0.18	0.84	(0.66)	(0.01)	0.00
Class D
04/01/2011 - 09/30/2011+	9.45	0.32	(0.83)	(0.51)	(0.33)	0.00	0.00
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00
Class A
04/01/2011 - 09/30/2011+	9.45	0.32	(0.83)	(0.51)	(0.33)	0.00	0.00
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00
03/31/2010	6.56	0.69	2.51	3.20	(0.70)	0.00	0.00
03/31/2009	9.20	0.63	(2.62)	(1.99)	(0.58)	0.00	(0.07)
03/31/2008	9.94	0.65	(0.71)	(0.06)	(0.67)	(0.01)	0.00
03/31/2007	9.77	0.65	0.18	0.83	(0.65)	(0.01)	0.00
Class B
04/01/2011 - 09/30/2011+	9.45	0.28	(0.82)	(0.54)	(0.30)	0.00	0.00
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00
03/31/2007	9.77	0.58	0.17	0.75	(0.57)	(0.01)	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.18)	$8.08	(9.84)%	$174,948	0.95	%*	0.95	%*	0.95	%*	0.95	%*	3.77	%*	14	%**
(0.32)	9.15	4.89	234,820	0.95		0.95		0.95		0.95		3.76		40	**
(0.47)	9.04	36.54	114,763	0.95		0.95		0.95		0.95		4.68		318
(0.43)	7.00	(18.42)	52,818	1.03		1.03		0.95		0.95		4.91		245
(0.74)	9.05	(7.64)	129,885	0.96		0.96		0.95		0.95		5.05		111
(0.65)	10.55	8.04	321,462	0.95		0.95		0.95		0.95		4.57		138

(0.17)	8.08	(9.97)	99,070	1.25	*	1.25	*	1.25	*	1.25	*	3.46	*	14	**
(0.29)	9.15	4.59	146,432	1.25		1.25		1.25		1.25		3.46		40	**
(0.44)	9.04	36.14	60,876	1.25		1.25		1.25		1.25		4.42		318
(0.40)	7.00	(18.67)	29,213	1.33		1.33		1.25		1.25		4.62		245
(0.71)	9.05	(7.92)	65,669	1.26		1.26		1.25		1.25		4.76		111
(0.62)	10.55	7.73	124,175	1.25		1.25		1.25		1.25		4.28		138

$(0.35)	$8.61	(5.38)%	$8,503,819	0.55	%*	0.55	%*	0.55	%*	0.55	%*	7.18	%*	30	%**
(0.69)	9.45	12.42	8,090,580	0.55		0.55		0.55		0.55		7.28		36	**
(0.73)	9.06	50.75	4,956,393	0.56		0.56		0.55		0.55		8.77		129
(0.68)	6.56	(22.05)	4,134,522	0.53	(b)	0.53	(b)	0.52	(b)	0.52	(b)	8.48		354
(0.72)	9.20	(0.31)	4,006,599	0.51		0.51		0.50		0.50		7.12		187
(0.70)	9.94	9.19	4,237,307	0.50		0.50		0.50		0.50		7.04		75

(0.35)	8.61	(5.42)	427,139	0.65	*	0.65	*	0.65	*	0.65	*	7.07	*	30	**
(0.68)	9.45	12.31	463,418	0.65		0.65		0.65		0.65		7.18		36	**
(0.72)	9.06	50.60	239,075	0.66		0.66		0.65		0.65		8.58		129
(0.61)	6.56	(24.98)	30,272	0.64	*(c)	0.64	*(c)	0.63	*(c)	0.63	*(c)	9.05	*	354

(0.34)	8.61	(5.49)	870,739	0.80	*	0.80	*	0.80	*	0.80	*	6.91	*	30	**
(0.67)	9.45	12.14	1,058,247	0.80		0.80		0.80		0.80		7.05		36	**
(0.71)	9.06	50.38	765,317	0.81		0.81		0.80		0.80		8.51		129
(0.66)	6.56	(22.24)	615,431	0.78	(b)	0.78	(b)	0.77	(b)	0.77	(b)	8.17		354
(0.69)	9.20	(0.55)	852,327	0.76		0.76		0.75		0.75		6.88		187
(0.67)	9.94	8.93	900,832	0.75		0.75		0.75		0.75		6.81		75

(0.33)	8.61	(5.54)	551,144	0.90	*	0.90	*	0.90	*	0.90	*	6.80	*	30	**
(0.66)	9.45	12.03	782,637	0.90		0.90		0.90		0.90		6.95		36	**
(0.70)	9.06	50.23	712,360	0.91		0.91		0.90		0.90		8.41		129
(0.65)	6.56	(22.33)	509,635	0.91		0.91		0.90		0.90		8.22		354
(0.68)	9.20	(0.70)	370,463	0.91		0.91		0.90		0.90		6.73		187
(0.66)	9.94	8.75	434,491	0.90		0.90		0.90		0.90		6.64		75

(0.33)	8.61	(5.54)	1,073,967	0.90	*	0.90	*	0.90	*	0.90	*	6.81	*	30	**
(0.66)	9.45	12.03	1,275,670	0.90		0.90		0.90		0.90		6.95		36	**
(0.70)	9.06	50.23	1,036,410	0.91		0.91		0.90		0.90		8.41		129
(0.65)	6.56	(22.34)	622,918	0.91		0.91		0.90		0.90		8.05		354
(0.68)	9.20	(0.71)	746,475	0.91		0.91		0.90		0.90		6.73		187
(0.66)	9.94	8.76	811,521	0.90		0.90		0.90		0.90		6.65		75

(0.30)	8.61	(5.91)	31,400	1.65	*	1.65	*	1.65	*	1.65	*	6.05	*	30	**
(0.59)	9.45	11.20	71,368	1.65		1.65		1.65		1.65		6.27		36	**
(0.64)	9.06	49.13	143,400	1.66		1.66		1.65		1.65		7.71		129
(0.59)	6.56	(22.92)	136,774	1.66		1.66		1.65		1.65		7.17		354
(0.61)	9.20	(1.44)	277,780	1.66		1.66		1.65		1.65		5.99		187
(0.58)	9.94	7.96	413,598	1.65		1.65		1.65		1.65		5.90		75

(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.30%.
(c)	Effective October 1, 2008, the Fund’s supervisory and administrative fee was increased by 0.05% to 0.40%.

Semiannual Report	September 30, 2011	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO High Yield Fund (Cont.)
Class C
04/01/2011 - 09/30/2011+	$9.45	$0.28	$(0.82)	$(0.54)	$(0.30)	$0.00	$0.00
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00
03/31/2010	6.56	0.63	2.51	3.14	(0.64)	0.00	0.00
03/31/2009	9.20	0.58	(2.63)	(2.05)	(0.52)	0.00	(0.07)
03/31/2008	9.94	0.58	(0.71)	(0.13)	(0.60)	(0.01)	0.00
03/31/2007	9.77	0.57	0.18	0.75	(0.57)	(0.01)	0.00
Class R
04/01/2011 - 09/30/2011+	9.45	0.30	(0.82)	(0.52)	(0.32)	0.00	0.00
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00
03/31/2010	6.56	0.67	2.51	3.18	(0.68)	0.00	0.00
03/31/2009	9.20	0.62	(2.63)	(2.01)	(0.56)	0.00	(0.07)
03/31/2008	9.94	0.62	(0.70)	(0.08)	(0.65)	(0.01)	0.00
03/31/2007	9.77	0.62	0.18	0.80	(0.62)	(0.01)	0.00

PIMCO High Yield Spectrum Fund
Institutional Class
04/01/2011 - 09/30/2011+	$10.55	$0.35	$(1.21)	$(0.86)	$(0.36)	$0.00	$0.00
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00
Class P
04/01/2011 - 09/30/2011+	10.55	0.34	(1.20)	(0.86)	(0.36)	0.00	0.00
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00
Class D
04/01/2011 - 09/30/2011+	10.55	0.33	(1.21)	(0.88)	(0.34)	0.00	0.00
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00
Class A
04/01/2011 - 09/30/2011+	10.55	0.33	(1.21)	(0.88)	(0.34)	0.00	0.00
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00
Class C
04/01/2011 - 09/30/2011+	10.55	0.29	(1.20)	(0.91)	(0.31)	0.00	0.00
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	0.00

PIMCO Income Fund
Institutional Class
04/01/2011 - 09/30/2011+	$11.32	$0.40	$(0.28)	$0.12	$(0.32)	$0.00	$0.00
03/31/2011	10.21	0.79	1.09	1.88	(0.69)	(0.08)	0.00
03/31/2010	8.54	0.67	1.71	2.38	(0.71)	0.00	0.00
03/31/2009	9.92	0.67	(1.41)	(0.74)	(0.64)	0.00	0.00
03/31/2008	10.00	0.58	(0.08)	0.50	(0.58)	0.00	0.00
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class P
04/01/2011 - 09/30/2011+	11.32	0.40	(0.29)	0.11	(0.31)	0.00	0.00
03/31/2011	10.21	0.77	1.10	1.87	(0.68)	(0.08)	0.00
03/31/2010	8.54	0.66	1.71	2.37	(0.70)	0.00	0.00
04/30/2008 - 03/31/2009	9.99	0.61	(1.47)	(0.86)	(0.59)	0.00	0.00
Administrative Class
04/01/2011 - 09/30/2011+	11.32	0.39	(0.28)	0.11	(0.31)	0.00	0.00
03/31/2011	10.21	0.73	1.12	1.85	(0.66)	(0.08)	0.00
03/31/2010	8.54	0.64	1.72	2.36	(0.69)	0.00	0.00
03/31/2009	9.92	0.65	(1.41)	(0.76)	(0.62)	0.00	0.00
03/31/2008	10.00	0.56	(0.09)	0.47	(0.55)	0.00	0.00
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class D
04/01/2011 - 09/30/2011+	11.32	0.39	(0.29)	0.10	(0.30)	0.00	0.00
03/31/2011	10.21	0.76	1.09	1.85	(0.66)	(0.08)	0.00
03/31/2010	8.54	0.64	1.71	2.35	(0.68)	0.00	0.00
03/31/2009	9.92	0.67	(1.44)	(0.77)	(0.61)	0.00	0.00
03/31/2008	10.00	0.54	(0.07)	0.47	(0.55)	0.00	0.00
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00

+	Unaudited
*	Annualized

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$8.61	(5.90)%	$523,310	1.65	%*	1.65	%*	1.65	%*	1.65	%*	6.05	%*	30	%**
(0.59)	9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36	**
(0.64)	9.06	49.13	506,455	1.66		1.66		1.65		1.65		7.67		129
(0.59)	6.56	(22.92)	320,788	1.66		1.66		1.65		1.65		7.25		354
(0.61)	9.20	(1.44)	490,422	1.66		1.66		1.65		1.65		5.99		187
(0.58)	9.94	7.95	651,392	1.65		1.65		1.65		1.65		5.90		75

(0.32)	8.61	(5.66)	44,495	1.15	*	1.15	*	1.15	*	1.15	*	6.56	*	30	**
(0.64)	9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36	**
(0.68)	9.06	49.87	31,387	1.16		1.16		1.15		1.15		8.15		129
(0.63)	6.56	(22.53)	14,963	1.16		1.16		1.15		1.15		7.85		354
(0.66)	9.20	(0.96)	15,556	1.16		1.16		1.15		1.15		6.45		187
(0.63)	9.94	8.49	16,405	1.15		1.15		1.15		1.15		6.40		75

$(0.36)	$9.33	(8.37)%	$566,823	0.55	%*	0.60	%*	0.55	%*	0.60	%*	6.80	%*	24	%**
(0.36)	10.55	9.25	472,281	0.55	*	0.64	*	0.55	*	0.64	*	5.92	*	14	**

(0.36)	9.33	(8.42)	725	0.65	*	0.70	*	0.65	*	0.70	*	6.56	*	24	**
(0.36)	10.55	9.20	4,859	0.65	*	0.74	*	0.65	*	0.74	*	5.90	*	14	**

(0.34)	9.33	(8.53)	5,015	0.90	*	0.95	*	0.90	*	0.95	*	6.26	*	24	**
(0.34)	10.55	9.04	8,830	0.90	*	0.98	*	0.90	*	0.98	*	5.61	*	14	**

(0.34)	9.33	(8.53)	1,929	0.90	*	0.95	*	0.90	*	0.95	*	6.53	*	24	**
(0.34)	10.55	9.03	920	0.90	*	1.01	*	0.90	*	1.01	*	5.59	*	14	**

(0.31)	9.33	(8.88)	2,357	1.65	*	1.70	*	1.65	*	1.70	*	5.62	*	24	**
(0.30)	10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14	**

$(0.32)	$11.12	1.02%	$3,903,005	0.58	%*	0.63	%*	0.40	%*	0.45	%*	7.13	%*	219	%**
(0.77)	11.32	18.91	3,383,093	0.51		0.56		0.40		0.45		7.08		181	**
(0.71)	10.21	28.71	418,593	0.45		0.50		0.40		0.45		7.04		188
(0.64)	8.54	(7.64)	278,815	1.01		1.06		0.40		0.45		7.28		153
(0.58)	9.92	5.09	289,824	1.44		1.57		0.40		0.53		5.84		276
0.00	10.00	0.00	25,006	0.40	*	0.40	*	0.40	*	0.40	*	(0.40	)*	0

(0.31)	11.12	0.98	176,647	0.68	*	0.73	*	0.50	*	0.55	*	7.03	*	219	**
(0.76)	11.32	18.81	62,296	0.61		0.66		0.50		0.55		6.96		181	**
(0.70)	10.21	28.59	4,385	0.55		0.60		0.50		0.55		6.67		188
(0.59)	8.54	(8.82)	9	1.11	*	1.16	*	0.50	*	0.55	*	7.29	*	153

(0.31)	11.12	0.91	280	0.83	*	0.88	*	0.65	*	0.70	*	6.94	*	219	**
(0.74)	11.32	18.64	588	0.76		0.81		0.65		0.70		6.66		181	**
(0.69)	10.21	28.37	256	0.70		0.75		0.65		0.70		6.45		188
(0.62)	8.54	(7.91)	10	1.25		1.30		0.65		0.70		7.00		153
(0.55)	9.92	4.84	11	2.43		2.74		0.65		0.96		5.59		276
0.00	10.00	0.00	10	0.65	*	0.65	*	0.65	*	0.65	*	(0.65	)*	0

(0.30)	11.12	0.89	794,647	0.88	*	0.93	*	0.70	*	0.75	*	6.83	*	219	**
(0.74)	11.32	18.59	497,208	0.81		0.86		0.70		0.75		6.80		181	**
(0.68)	10.21	28.31	16,845	0.75		0.80		0.70		0.75		6.61		188
(0.61)	8.54	(7.96)	4,975	1.25		1.30		0.70		0.75		7.54		153
(0.55)	9.92	4.79	342	1.67		1.75		0.70		0.78		5.43		276
0.00	10.00	0.00	10	0.70	*	0.70	*	0.70	*	0.70	*	(0.70	)*	0

**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Semiannual Report	September 30, 2011	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Income Fund (Cont.)
Class A
04/01/2011 - 09/30/2011+	$11.32	$0.38	$(0.28)	$0.10	$(0.30)	$0.00	$0.00
03/31/2011	10.21	0.73	1.10	1.83	(0.64)	(0.08)	0.00
03/31/2010	8.54	0.63	1.71	2.34	(0.67)	0.00	0.00
03/31/2009	9.92	0.65	(1.43)	(0.78)	(0.60)	0.00	0.00
03/31/2008	10.00	0.53	(0.08)	0.45	(0.53)	0.00	0.00
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C
04/01/2011 - 09/30/2011+	11.32	0.34	(0.28)	0.06	(0.26)	0.00	0.00
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)	0.00
03/31/2010	8.54	0.55	1.71	2.26	(0.59)	0.00	0.00
03/31/2009	9.92	0.58	(1.44)	(0.86)	(0.52)	0.00	0.00
03/31/2008	10.00	0.46	(0.08)	0.38	(0.46)	0.00	0.00
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00
Class R
04/01/2011 - 09/30/2011+	11.32	0.36	(0.28)	0.08	(0.28)	0.00	0.00
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)	0.00
03/31/2010	8.54	0.60	1.71	2.31	(0.64)	0.00	0.00
03/31/2009	9.92	0.62	(1.43)	(0.81)	(0.57)	0.00	0.00
03/31/2008	10.00	0.51	(0.08)	0.43	(0.51)	0.00	0.00
03/30/2007 - 03/31/2007	10.00	0.00	0.00	0.00	0.00	0.00	0.00

PIMCO Long-Term Credit Fund
Institutional Class
04/01/2011 - 09/30/2011+	$11.59	$0.34	$0.84	$1.18	$(0.36)	$0.00	$0.00
03/31/2011	11.71	0.69	0.68	1.37	(0.72)	(0.77)	0.00
03/31/2010	10.00	0.66	1.85	2.51	(0.62)	(0.18)	0.00
03/31/2009 - 03/31/2009	10.00	0.00	0.00	0.00	0.00	0.00	0.00

PIMCO Senior Floating Rate Fund
Institutional Class
04/29/2011 - 09/30/2011+	$10.00	$0.11	$(0.31)	$(0.20)	$(0.10)	$0.00	$0.00
Class P
04/29/2011 - 09/30/2011+	10.00	0.12	(0.32)	(0.20)	(0.10)	0.00	0.00
Class D
04/29/2011 - 09/30/2011+	10.00	0.09	(0.30)	(0.21)	(0.09)	0.00	0.00
Class A
04/29/2011 - 09/30/2011+	10.00	0.12	(0.33)	(0.21)	(0.09)	0.00	0.00
Class C
04/29/2011 - 09/30/2011+	10.00	0.09	(0.33)	(0.24)	(0.06)	0.00	0.00
Class R
04/29/2011 - 09/30/2011+	10.00	0.08	(0.30)	(0.22)	(0.08)	0.00	0.00

+	Unaudited
*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Fund’s supervisory and administrative fee was reduced by 0.05% to 0.35%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.30)	$11.12	0.83%	$634,859	0.99	%*(b)	1.04	%*(b)	0.81	%*(b)	0.86	%*(b)	6.69	%*	219	%**
(0.72)	11.32	18.44	357,176	0.96		1.01		0.85		0.90		6.58		181	**
(0.67)	10.21	28.12	38,300	0.90		0.95		0.85		0.90		6.51		188
(0.60)	8.54	(8.12)	15,536	1.37		1.42		0.85		0.90		7.26		153
(0.53)	9.92	4.65	2,008	1.84		1.89		0.85		0.90		5.26		276
0.00	10.00	0.00	10	0.85	*	0.85	*	0.85	*	0.85	*	(0.85	)*	0

(0.26)	11.12	0.50	360,643	1.74	*(b)	1.79	*(b)	1.56	*(b)	1.61	*(b)	5.93	*	219	**
(0.65)	11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81		181	**
(0.59)	10.21	27.13	36,633	1.65		1.70		1.60		1.65		5.61		188
(0.52)	8.54	(8.91)	7,159	2.14		2.19		1.60		1.65		6.37		153
(0.46)	9.92	3.87	1,484	2.69		2.74		1.60		1.65		4.62		276
0.00	10.00	0.00	10	1.60	*	1.60	*	1.60	*	1.60	*	(1.60	)*	0

(0.28)	11.12	0.71	1,656	1.24	*(b)	1.29	*(b)	1.06	*(b)	1.11	*(b)	6.45	*	219	**
(0.70)	11.32	18.17	754	1.21		1.26		1.10		1.15		6.31		181	**
(0.64)	10.21	27.78	67	1.15		1.20		1.10		1.15		6.22		188
(0.57)	8.54	(8.38)	21	1.70		1.75		1.10		1.15		6.75		153
(0.51)	9.92	4.41	10	2.88		3.19		1.10		1.41		5.15		276
0.00	10.00	0.00	10	1.10	*	1.10	*	1.10	*	1.10	*	(1.10	)*	0

$(0.36)	$12.41	10.34%	$2,091,050	0.55	%*	0.55	%*	0.55	%*	0.55	%*	5.62	%*	148	%**
(1.49)	11.59	12.30	1,673,967	0.56		0.56		0.55		0.55		5.79		341	**
(0.80)	11.71	25.56	1,834,816	0.55		0.55		0.55		0.55		5.76		166
0.00	10.00	0.00	13,120	0.55	*	0.55	*	0.55	*	0.55	*	(0.55	)*	0

$(0.10)	$9.70	(1.99)%	$297,748	0.78	%*	0.80	%*	0.78	%*	0.80	%*	2.76	%*	24	%**

(0.10)	9.70	(2.03)	3,248	0.88	*	0.90	*	0.88	*	0.90	*	2.95	*	24	**

(0.09)	9.70	(2.10)	635	1.08	*	1.10	*	1.08	*	1.10	*	2.28	*	24	**

(0.09)	9.70	(2.10)	2,250	1.08	*	1.10	*	1.08	*	1.10	*	3.00	*	24	**

(0.06)	9.70	(2.36)	1,672	1.83	*	1.85	*	1.83	*	1.85	*	2.11	*	24	**

(0.08)	9.70	(2.20)	10	1.33	*	1.35	*	1.33	*	1.35	*	1.96	*	24	**

Semiannual Report	September 30, 2011	29

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Assets:
Investments, at value	$1,493,285	$105,634	$4,379,047
Investments in Affiliates, at value	0	41,899	237,311
Repurchase agreements, at value	9,208	7,459	15,284
Cash	3,026	0	393
Deposits with counterparty	23,451	0	2,823
Foreign currency, at value	2,192	31	5,940
Receivable for investments sold	11,365	5,106	10,128
Receivable for investments sold on a delayed-delivery basis	0	8,115	0
Receivable for Fund shares sold	4,621	164	2,130
Interest and dividends receivable	9,333	1,259	69,671
Dividends receivable from Affiliates	0	8	60
Variation margin receivable on financial derivative instruments	0	0	771
OTC swap premiums paid	5,526	1,747	25,786
Unrealized appreciation on foreign currency contracts	7,077	524	55,676
Unrealized appreciation on OTC swap agreements	25,898	443	24,949
Other assets	0	0	0
	1,594,982	172,389	4,829,969

Liabilities:
Payable for reverse repurchase agreements	$10,178	$0	$0
Payable for investments purchased	34,702	27,401	28,084
Payable for investments in Affiliates purchased	0	8	60
Payable for investments purchased on a delayed-delivery basis	0	16,818	10,274
Payable for short sales	21,799	0	0
Deposits from counterparty	22,200	0	36,775
Payable for Fund shares redeemed	239	0	16,472
Dividends payable	0	0	1,729
Overdraft due to custodian	0	70	0
Written options outstanding	8,542	865	19,141
Accrued investment advisory fees	508	62	1,881
Accrued supervisory and administrative fees	318	32	1,335
Accrued distribution fees	1	0	111
Accrued servicing fees	0	2	89
Variation margin payable on financial derivative instruments	1,170	0	279
Reimbursement to PIMCO	0	0	0
OTC swap premiums received	6,686	3,042	20,378
Unrealized depreciation on foreign currency contracts	9,706	748	31,719
Unrealized depreciation on OTC swap agreements	15,807	1,712	33,196
Other liabilities	88	1	449
	131,944	50,761	201,972

Net Assets	$1,463,038	$121,628	$4,627,997

Net Assets Consist of:
Paid in capital	$1,489,727	$124,680	$4,666,863
Undistributed (overdistributed) net investment income	6,950	264	(33,774)
Accumulated undistributed net realized gain (loss)	34,178	506	(3,812)
Net unrealized appreciation (depreciation)	(67,817)	(3,822)	(1,280)
	$1,463,038	$121,628	$4,627,997

Cost of Investments	$1,567,019	$107,716	$4,397,121
Cost of Investments in Affiliates	$0	$41,906	$237,362
Cost of Repurchase Agreements	$9,208	$7,459	$15,284
Cost of Foreign Currency Held	$2,219	$32	$6,068
Proceeds Received on Short Sales	$21,852	$0	$0
Premiums Received on Written Options	$7,811	$634	$11,707

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$3,532,942	$11,223,979	$543,782	$8,780,021	$2,259,686	$286,283
88,858	738,145	25,319	105	114,540	20,834
4,231	13,393	362	67,347	15,266	1,621
3,303	6,943	351	0	1,999	1,817
6,048	0	0	0	0	0
1,704	12,375	136	3,113	3,882	12
33,977	151,455	8,767	86,296	38,738	6,937
972	0	0	0	0	0
554	24,406	248	22,752	45	7
53,135	249,937	13,629	51,494	33,464	872
45	169	5	0	12	4
177	0	0	0	319	0
66,879	12,246	1,083	1,684	9,901	0
31,400	81,850	2,801	23,983	8,384	176
19,333	40,184	0	1,188	6,069	0
0	0	0	11	0	0
3,843,558	12,555,082	596,483	9,037,994	2,492,305	318,563

$0	$28,513	$0	$2,399,342	$115,236	$0
53,905	277,980	14,810	644,117	71,369	12,770
46	169	5	0	12	4
3,198	0	0	39,075	139,786	0
0	0	0	0	0	0
30,105	51,341	530	19,865	15,170	0
2,918	38,789	86	7,531	303	9
325	13,109	11	2,173	42	1
0	0	0	2,768	0	0
10,266	0	0	17,094	7,579	0
971	2,652	130	1,004	534	133
877	3,546	158	1,345	445	81
28	601	2	225	0	1
64	378	1	208	0	1
2,536	0	0	0	4	0
0	0	15	0	0	0
33,839	40,453	0	12,140	13,560	0
20,953	2,415	8	13,241	17,345	0
95,380	69,123	3,878	6,129	19,870	0
172	0	0	0	0	0
255,583	529,069	19,634	3,166,257	401,255	13,000

$3,587,975	$12,026,013	$576,849	$5,871,737	$2,091,050	$305,563

$4,344,204	$12,960,328	$646,732	$5,797,091	$1,883,008	$315,424
(8,694)	(69,361)	(1,312)	51,566	(8,385)	1
(512,939)	(556,814)	3,717	62,627	101,284	(316)
(234,596)	(308,140)	(72,288)	(39,547)	115,143	(9,546)
$3,587,975	$12,026,013	$576,849	$5,871,737	$2,091,050	$305,563

$3,690,063	$11,578,739	$614,832	$8,817,206	$2,121,516	$296,000
$88,881	$738,302	$25,323	$105	$114,550	$20,838
$4,231	$13,393	$362	$67,347	$15,266	$1,621
$1,765	$14,170	$140	$3,153	$3,916	$13
$0	$0	$0	$0	$0	$0
$6,513	$0	$0	$2,213	$7,265	$0

Semiannual Report	September 30, 2011	31

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Net Assets:
Institutional Class	$1,458,413	$106,653	$4,101,950
Class P	1,630	119	58,062
Administrative Class	1,719	NA	9,647
Class D	430	2,388	63,591
Class A	474	12,205	233,505
Class B	NA	NA	11,458
Class C	372	245	149,784
Class R	NA	18	NA

Shares Issued and Outstanding:
Institutional Class	115,116	10,937	372,370
Class P	129	12	5,271
Administrative Class	132	NA	876
Class D	34	245	5,773
Class A	37	1,252	21,197
Class B	NA	NA	1,040
Class C	29	25	13,597
Class R	NA	2	NA

Net Asset Value and Redemption Price* Per Share (Net Asset Value Per Share Outstanding):
Institutional Class	$12.67	$9.75	$11.02
Class P	12.67	9.75	11.02
Administrative Class	13.06	NA	11.02
Class D	12.66	9.75	11.02
Class A	12.65	9.75	11.02
Class B	NA	NA	11.02
Class C	12.63	9.74	11.02
Class R	NA	9.75	NA

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$3,197,975	$8,503,819	$566,823	$3,903,005	$2,091,050	$297,748
51,052	427,139	725	176,647	NA	3,248
370	870,739	NA	280	NA	NA
64,560	551,144	5,015	794,647	NA	635
174,948	1,073,967	1,929	634,859	NA	2,250
NA	31,400	NA	NA	NA	NA
99,070	523,310	2,357	360,643	NA	1,672
NA	44,495	NA	1,656	NA	10

395,567	987,158	60,780	351,136	168,560	30,706
6,315	49,584	78	15,892	NA	335
46	101,078	NA	25	NA	NA
7,986	63,979	538	71,491	NA	66
21,640	124,670	207	57,116	NA	232
NA	3,645	NA	NA	NA	NA
12,255	60,748	253	32,446	NA	172
NA	5,165	NA	149	NA	1

$8.08	$8.61	$9.33	$11.12	$12.41	$9.70
8.08	8.61	9.33	11.12	NA	9.70
8.08	8.61	NA	11.12	NA	NA
8.08	8.61	9.33	11.12	NA	9.70
8.08	8.61	9.33	11.12	NA	9.70
NA	8.61	NA	NA	NA	NA
8.08	8.61	9.33	11.12	NA	9.70
NA	8.61	NA	11.12	NA	9.70

Semiannual Report	September 30, 2011	33

Statements of Operations

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund (1)	PIMCO Diversified Income Fund

Investment Income:
Interest, net of foreign taxes*	$2,057	$352	$130,182
Dividends	8,192	0	177
Dividends from Affiliate investments	0	8	203
Miscellaneous income	50	0	5
Total Income	10,299	360	130,567

Expenses:
Investment advisory fees	3,016	62	10,401
Supervisory and administrative fees	1,887	32	7,406
Distribution and/or servicing fees - Administrative Class	11	0	12
Distribution fees - Class B	0	0	52
Distribution fees - Class C	0	0	575
Distribution fees - Class R	0	0	0
Servicing fees - Class A	0	2	296
Servicing fees - Class B	0	0	17
Servicing fees - Class C	0	0	192
Servicing fees - Class R	0	0	0
Trustees’ fees	3	0	6
Interest expense	178	0	14
Miscellaneous expense	1	0	2
Total Expenses	5,096	96	18,973
Waiver by PIMCO	0	0	0
Net Expenses	5,096	96	18,973

Net Investment Income	5,203	264	111,594

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	30,867	559	18,579
Net realized gain (loss) on Affiliate investments	0	(2)	(83)
Net realized gain (loss) on futures contracts, written options and swaps	2,565	(159)	(27,238)
Net realized (loss) on short sales	(2,377)	0	0
Net realized gain (loss) on foreign currency transactions	4,493	108	(3,441)
Net change in unrealized appreciation (depreciation) on investments	(216,308)	(2,082)	(191,534)
Net change in unrealized (depreciation) on Affiliate investments	0	(7)	(53)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	5,416	(1,500)	(20,261)
Net change in unrealized appreciation on short sales	17,332	0	0
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(1,938)	(233)	28,152
Net Gain (Loss)	(159,950)	(3,316)	(195,879)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(154,747)	$(3,052)	$(84,285)

* Foreign tax withholdings	$0	$1	$199

(1)	Period from August 31, 2011 to September 30, 2011.
(2)	Period from April 29, 2011 to September 30, 2011.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Income Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund (2)

$85,095	$471,305	$22,460	$198,325	$57,123	$3,919
53	4,885	107	432	244	0
376	773	52	83	47	63
3	5	0	0	2	0
85,527	476,968	22,619	198,840	57,416	3,982

5,451	15,589	932	6,514	2,816	564
5,016	21,161	953	6,885	2,346	341
0	1,266	0	0	0	0
0	180	0	0	0	0
205	2,225	11	1,037	0	3
0	62	0	1	0	0
284	1,544	2	612	0	2
0	60	0	0	0	0
170	742	4	346	0	1
0	62	0	1	0	0
5	18	1	7	3	0
18	31	0	4,576	12	1
2	7	15	3	1	0
11,151	42,947	1,918	19,982	5,178	912
0	0	(155)	(1,303)	0	(17)
11,151	42,947	1,763	18,679	5,178	895

74,376	434,021	20,856	180,161	52,238	3,087

14,571	79,125	781	73,255	74,961	(283)
(91)	(11)	3	(47)	(10)	(24)
(180,151)	31,870	1,078	(3,661)	18,301	0
0	0	0	0	0	0
(1,295)	(47,540)	1,480	(16,105)	9,857	(9)
(198,418)	(1,180,262)	(80,260)	(208,217)	63,813	(9,717)
(48)	(214)	(4)	0	(10)	(4)
(99,517)	(109,260)	(4,024)	(23,755)	(24,702)	0
0	0	0	0	0	0
12,705	114,569	4,954	32,087	(11,605)	175
(452,244)	(1,111,723)	(75,992)	(146,443)	130,605	(9,862)

$(377,868)	$(677,702)	$(55,136)	$33,718	$182,843	$(6,775)

$96	$0	$0	$0	$0	$0

Semiannual Report	September 30, 2011	35

Statements of Changes in Net Assets

	PIMCO Convertible Fund		PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund		PIMCO Floating Income Fund

(Amounts in thousands)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from August 31, 2011 to September 30, 2011 (Unaudited)	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,203	$19,391	$264	$111,594	$170,431	$74,376	$63,574
Net realized gain (loss)	35,548	80,519	508	(12,100)	87,593	(166,875)	342
Net realized gain (loss) on Affiliate investments	0	0	(2)	(83)	99	(91)	90
Net change in unrealized appreciation (depreciation)	(195,498)	67,904	(3,815)	(183,643)	67,283	(285,230)	50,028
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	(7)	(53)	1	(48)	25
Net increase (decrease) resulting from operations	(154,747)	167,814	(3,052)	(84,285)	325,407	(377,868)	114,059

Distributions to Shareholders:
From net investment income
Institutional Class	(24,419)	(62,432)	0	(111,070)	(168,033)	(69,630)	(51,718)
Class P	(35)	(20)	0	(1,608)	(1,574)	(1,586)	(1,328)
Administrative Class	(35)	(2,454)	0	(241)	(441)	(7)	(5)
Class D	(3)	0	0	(1,752)	(2,954)	(1,666)	(1,781)
Class A	(4)	0	0	(5,966)	(9,062)	(4,676)	(5,631)
Class B	0	0	0	(298)	(940)	0	0
Class C	(2)	0	0	(3,294)	(5,507)	(2,608)	(2,840)
Class R	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	0	(370)	0	0
Class P	0	0	0	0	(5)	0	0
Administrative Class	0	0	0	0	(1)	0	0
Class D	0	0	0	0	(8)	0	0
Class A	0	0	0	0	(22)	0	0
Class B	0	0	0	0	(2)	0	0
Class C	0	0	0	0	(15)	0	0
Class R	0	0	0	0	0	0	0

Total Distributions	(24,498)	(64,906)	0	(124,229)	(188,934)	(80,173)	(63,303)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	53,393	929,606	124,680	636,347	1,331,014	1,060,893	2,337,841

Total Increase (Decrease) in Net Assets	(125,852)	1,032,514	121,628	427,833	1,467,487	602,852	2,388,597

Net Assets:
Beginning of period	1,588,890	556,376	0	4,200,164	2,732,677	2,985,123	596,526
End of period*	$1,463,038	$1,588,890	$121,628	$4,627,997	$4,200,164	$3,587,975	$2,985,123

*Including undistributed (overdistributed) net investment income of:	$6,950	$26,245	$264	$(33,774)	$(21,139)	$(8,694)	$(2,897)

**	See note 11 in the Notes to Financial Statements.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Fund		PIMCO High Yield Spectrum Fund		PIMCO Income Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Period from September 15, 2010 to March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011	Period from April 29, 2011 to September 30, 2011 (Unaudited)

$434,021	$702,201	$20,856	$6,435	$180,161	$166,060	$52,238	$105,921	$3,087
63,455	96,523	3,339	502	53,489	39,384	103,119	94,698	(292)
(11)	328	3	10	(47)	18	(10)	19	(24)
(1,174,953)	354,677	(79,330)	7,046	(199,885)	140,492	27,506	6,126	(9,542)
(214)	57	(4)	0	0	0	(10)	0	(4)
(677,702)	1,153,786	(55,136)	13,993	33,718	345,954	182,843	206,764	(6,775)

(311,920)	(454,382)	(21,064)	(6,572)	(101,435)	(121,738)	(56,076)	(110,387)	(3,020)
(17,160)	(22,417)	(180)	(76)	(2,998)	(1,305)	0	0	(30)
(36,466)	(65,959)	0	0	(10)	(31)	0	0	0
(25,462)	(54,239)	(313)	(189)	(18,024)	(14,302)	0	0	(6)
(43,888)	(81,123)	(52)	(18)	(12,601)	(9,239)	0	0	(22)
(1,516)	(6,536)	0	0	0	0	0	0	0
(18,854)	(34,840)	(88)	(59)	(6,219)	(4,954)	0	0	(8)
(1,688)	(2,770)	0	0	(29)	(12)	0	0	0

0	0	0	(120)	0	(19,186)	0	(115,103)	0
0	0	0	(1)	0	(176)	0	0	0
0	0	0	0	0	(4)	0	0	0
0	0	0	(6)	0	(2,569)	0	0	0
0	0	0	0	0	(1,572)	0	0	0
0	0	0	0	0	0	0	0	0
0	0	0	(3)	0	(894)	0	0	0
0	0	0	0	0	(2)	0	0	0

(456,954)	(722,266)	(21,697)	(7,044)	(141,316)	(175,984)	(56,076)	(225,490)	(3,086)

768,475	3,569,877	164,052	482,681	1,494,066	3,800,220	290,316	(142,123)	315,424

(366,181)	4,001,397	87,219	489,630	1,386,468	3,970,190	417,083	(160,849)	305,563

12,392,194	8,390,797	489,630	0	4,485,269	515,079	1,673,967	1,834,816	0
$12,026,013	$12,392,194	$576,849	$489,630	$5,871,737	$4,485,269	$2,091,050	$1,673,967	$305,563

$(69,361)	$(46,428)	$(1,312)	$(471)	$51,566	$12,721	$(8,385)	$(4,547)	$1

Semiannual Report	September 30, 2011	37

Statement of Cash Flows

Six Months Ended September 30, 2011 (Unaudited)
(Amounts in thousands)	PIMCO Income Fund

Increase in Cash and Foreign Currency from:

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$33,718

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(19,716,749)
Proceeds from sales of long-term securities	17,257,380
Purchases of short-term portfolio investments, net	(65,523)
Decrease in receivable for investments sold	336,483
Increase in interest and dividends receivable	(12,025)
Increase in swap premiums received (paid)	(462)
Increase in other assets	(1)
Increase in payable for investments purchased	180,377
Increase in investment advisory fees	280
Increase in supervisory and administrative fees	363
Increase in distribution fees	119
Increase in servicing fees	104
Decrease in other liabilities	(1)
Payment from currency transactions	(9,499)
Payment from short sale transactions	(114,340)
Unrealized (depreciation) on investments, futures contracts, written options, and swaps	199,885
Net realized gain on investments	(57,321)
Net amortization on investments	(5,581)
Net cash used for operating activities	(1,972,793)

Cash flows received from financing activities:
Proceeds from shares sold	1,889,312
Payment on shares redeemed	(527,915)
Cash dividend paid*	(9,998)
Net borrowing of reverse repurchase agreements	614,392
Decrease in overdraft due to custodian	(8,558)
Increase in payable to counterparty	16,245
Net cash received from financing activities	1,973,478

Net Increase in Cash and Foreign Currency	685

Cash and Foreign Currency:
Beginning of period	2,428
End of period	$3,113

* Reinvestment of dividends	$130,408

Supplemental disclosure of cash flow information:
Interest expense paid during the period	4,576

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Convertible Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%
AGFS Funding Co.
5.500% due 05/10/2017		$6,200	$5,448

Total Bank Loan Obligations (Cost $6,171)			5,448

CORPORATE BONDS & NOTES 6.7%

BANKING & FINANCE 5.4%
AGFC Capital Trust I
6.000% due 01/15/2067		4,800	2,184
American International Group, Inc.
0.360% due 10/18/2011		650	650
3.750% due 11/30/2013		7,200	7,211
CIT Group, Inc.
5.250% due 04/01/2014		1,900	1,848
7.000% due 05/01/2014		17	18
7.000% due 05/01/2015		10,132	10,068
7.000% due 05/01/2016		3,053	2,965
7.000% due 05/01/2017		74	72
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	400	488
International Lease Finance Corp.
5.300% due 05/01/2012		$8,000	7,940
5.350% due 03/01/2012		5,000	4,963
5.625% due 09/20/2013		10,000	9,638
5.875% due 05/01/2013		1,000	970
6.750% due 09/01/2016		3,500	3,526
7.125% due 09/01/2018		9,300	9,381
Provident Funding Associates LP
10.250% due 04/15/2017		3,000	2,940
Springleaf Finance Corp.
5.900% due 09/15/2012		6,300	5,820
XL Group PLC
6.500% due 12/29/2049 (e)		9,900	7,870

			78,552

INDUSTRIALS 1.0%
Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,200	2,310
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016 (g)		$3,427	3,376
Chesapeake Energy Corp.
2.750% due 11/15/2035		4,500	4,680
Continental Airlines Pass-Through Trust
9.798% due 04/01/2021		38	38
McClatchy Co.
11.500% due 02/15/2017		5,000	4,362

			14,766

UTILITIES 0.3%
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		475	478
Tokyo Electric Power Co., Inc.
0.643% due 04/28/2015	JPY	100,000	1,073
2.750% due 02/14/2012	CHF	1,000	1,059
4.500% due 03/24/2014	EUR	2,100	2,251

			4,861

Total Corporate Bonds & Notes (Cost $102,470)			98,179

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 67.2%

BANKING & FINANCE 5.9%
Affiliated Managers Group, Inc.
3.950% due 08/15/2038	$8,605	$9,068
BGC Partners, Inc.
4.500% due 07/15/2016	5,000	4,525
Boston Properties LP
3.625% due 02/15/2014	1,260	1,337
3.750% due 05/15/2036	15,600	17,062
Citigroup Funding, Inc.
1.080% due 08/31/2012	2,000	1,961
2.800% due 08/31/2012	2,000	2,007
Digital Realty Trust LP
5.500% due 04/15/2029	10,000	14,031
Health Care REIT, Inc.
3.000% due 12/01/2029	3,000	3,184
NASDAQ OMX Group, Inc.
2.500% due 08/15/2013	1,500	1,541
ProLogis
2.250% due 04/01/2037	8,500	8,521
Radian Group, Inc.
3.000% due 11/15/2017	4,300	2,139
SL Green Operating Partnership LP
3.000% due 10/15/2017	7,050	6,865
Vornado Realty LP
3.875% due 04/15/2025	13,000	13,455

		85,696

INDUSTRIALS 60.4%
Advanced Micro Devices, Inc.
6.000% due 05/01/2015	5,795	5,694
Alcoa, Inc.
5.250% due 03/15/2014	3,700	6,068
Alliance Data Systems Corp.
4.750% due 05/15/2014	4,185	8,579
Alliance One International, Inc.
5.500% due 07/15/2014	445	362
Alpha Appalachia Holdings, Inc.
3.250% due 08/01/2015	1,120	998
Alpha Natural Resources, Inc.
2.375% due 04/15/2015	1,230	1,173
Amgen, Inc.
0.000% due 03/01/2032	9,167	7,208
0.375% due 02/01/2013	41,040	40,527
Amkor Technology, Inc.
6.000% due 04/15/2014	2,500	4,041
AMR Corp.
6.250% due 10/15/2014	5,000	2,981
Anixter International, Inc.
1.000% due 02/15/2013	3,150	3,225
Archer-Daniels-Midland Co.
0.875% due 02/15/2014	17,500	17,500
Bill Barrett Corp.
5.000% due 03/15/2028	310	312
BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017	1,300	2,171
BorgWarner, Inc.
3.500% due 04/15/2012 (e)	2,500	4,647
Cemex S.A.B. de C.V.
3.250% due 03/15/2016	5,000	2,362
Central European Distribution Corp.
3.000% due 03/15/2013	4,828	3,331
Cephalon, Inc.
2.500% due 05/01/2014	8,000	9,930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chart Industries, Inc.
2.000% due 08/01/2018	$5,000	$4,675
Chesapeake Energy Corp.
2.500% due 05/15/2037	30,620	29,319
Ciena Corp.
4.000% due 03/15/2015	15,000	14,456
Concur Technologies, Inc.
2.500% due 04/15/2015	11,000	11,206
Continental Airlines, Inc.
4.500% due 01/15/2015	7,000	8,785
CSG Systems International, Inc.
3.000% due 03/01/2017	2,000	1,770
Eastman Kodak Co.
7.000% due 04/01/2017	3,000	780
Electronic Arts, Inc.
0.750% due 07/15/2016	15,000	14,475
EMC Corp.
1.750% due 12/01/2013	38,740	54,866
Endo Pharmaceuticals Holdings, Inc.
1.750% due 04/15/2015	3,750	4,252
Equinix, Inc.
3.000% due 10/15/2014	3,000	3,154
4.750% due 06/15/2016	4,000	5,150
Ford Motor Co.
4.250% due 12/15/2036 (e)	10,500	13,624
General Cable Corp.
0.875% due 11/15/2013	2,000	1,840
4.500% due 11/15/2029	3,515	3,181
Gilead Sciences, Inc.
0.625% due 05/01/2013	4,700	5,393
1.000% due 05/01/2014	17,500	19,009
1.625% due 05/01/2016	12,800	14,624
Goodrich Petroleum Corp.
3.250% due 12/01/2026	7,615	7,691
Hertz Global Holdings, Inc.
5.250% due 06/01/2014	5,000	6,538
Hologic, Inc.
2.000% due 12/15/2037	11,052	10,403
Host Hotels & Resorts LP
2.625% due 04/15/2027	18,815	18,956
Human Genome Sciences, Inc.
2.250% due 08/15/2012	2,500	2,600
Incyte Corp. Ltd.
4.750% due 10/01/2015	2,700	4,799
Intel Corp.
2.950% due 12/15/2035	400	408
International Game Technology
3.250% due 05/01/2014	12,500	14,438
Interpublic Group of Cos., Inc.
4.250% due 03/15/2023	16,750	16,980
JDS Uniphase Corp.
1.000% due 05/15/2026	7,600	7,448
Kinross Gold Corp.
1.750% due 03/15/2028	5,000	4,925
Lam Research Corp.
1.250% due 05/15/2018	5,000	4,656
Leap Wireless International, Inc.
4.500% due 07/15/2014 (g)	1,920	1,711
Lennar Corp.
2.000% due 12/01/2020	5,000	4,712
Life Technologies Corp.
1.500% due 02/15/2024 (g)	6,000	6,090
LifePoint Hospitals, Inc.
3.500% due 05/15/2014	13,559	13,796

See Accompanying Notes	Semiannual Report	September 30, 2011	39

Schedule of Investments PIMCO Convertible Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Linear Technology Corp.
3.000% due 05/01/2027	$15,600	$15,990
Medtronic, Inc.
1.625% due 04/15/2013	12,500	12,578
Mentor Graphics Corp.
4.000% due 04/01/2031	2,000	1,827
Meritor, Inc.
4.625% due 03/01/2026	4,000	3,075
MGM Resorts International
4.250% due 04/15/2015	20,100	17,713
Microchip Technology, Inc.
2.125% due 12/15/2037	12,200	14,137
Micron Technology, Inc.
1.500% due 08/01/2031	16,000	12,380
1.875% due 06/01/2014	10,000	9,388
Microsoft Corp.
0.000% due 06/15/2013	25,000	25,406
Molycorp, Inc.
3.250% due 06/15/2016	4,000	3,660
Mylan, Inc.
1.250% due 03/15/2012	11,050	11,078
Navistar International Corp.
3.000% due 10/15/2014	5,000	4,988
NetApp, Inc.
1.750% due 06/01/2013	16,500	20,089
Newmont Mining Corp.
1.625% due 07/15/2017	30,000	45,000
Novellus Systems, Inc.
2.625% due 05/15/2041	4,000	3,475
Omnicare, Inc.
3.250% due 12/15/2035	3,040	2,763
3.750% due 12/15/2025	6,000	6,742
Owens-Brockway Glass Container, Inc.
3.000% due 06/01/2015	9,100	8,236
Peabody Energy Corp.
4.750% due 12/15/2066 (g)	10,090	10,494
Pioneer Natural Resources Co.
2.875% due 01/15/2038	5,025	6,036
RadioShack Corp.
2.500% due 08/01/2013	8,000	7,750
Rovi Corp.
2.625% due 02/15/2040	4,950	5,748
Salesforce.com, Inc.
0.750% due 01/15/2015	3,800	5,614
SanDisk Corp.
1.000% due 05/15/2013	8,405	8,174
1.500% due 08/15/2017	11,100	11,641
SBA Communications Corp.
4.000% due 10/01/2014	2,400	3,117
SESI LLC
1.500% due 12/15/2026	2,200	2,200
Steel Dynamics, Inc.
5.125% due 06/15/2014	2,500	2,584
Stewart Enterprises, Inc.
3.125% due 07/15/2014	5,955	5,888
Stillwater Mining Co.
1.875% due 03/15/2028	2,000	1,870
Symantec Corp.
1.000% due 06/15/2013	15,800	18,071
Textron, Inc.
4.500% due 05/01/2013	3,510	5,296
Transocean, Inc.
1.500% due 12/15/2037	70,650	68,986
Trinity Industries, Inc.
3.875% due 06/01/2036	1,810	1,636

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TRW Automotive, Inc.
3.500% due 12/01/2015	$3,000	$4,072
United Rentals, Inc.
4.000% due 11/15/2015 (e)	9,000	15,176
United States Steel Corp.
4.000% due 05/15/2014	5,000	5,238
Ventas, Inc.
3.875% due 11/15/2011	195	226
VeriSign, Inc.
3.250% due 08/15/2037	9,500	9,749
Xilinx, Inc.
2.625% due 06/15/2017	6,400	7,312

		883,222

UTILITIES 0.9%
CenterPoint Energy, Inc.
0.372% due 09/15/2029	275	9,075
Time Warner Telecom, Inc.
2.375% due 04/01/2026	4,265	4,691

		13,766

Total Convertible Bonds & Notes (Cost $983,290)		982,684

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%
Illinois State Finance Authority Revenue Notes, Series 2007
9.000% due 03/01/2014 (a)	320	97

Total Municipal Bonds & Notes (Cost $320)		97

ASSET-BACKED SECURITIES 0.1%
Argent Securities, Inc.
1.285% due 12/25/2033	143	109
SLM Student Loan Trust
3.479% due 05/16/2044	1,832	1,910

Total Asset-Backed Securities (Cost $2,054)		2,019

	SHARES
COMMON STOCKS 4.8%

COMMUNICATIONS 0.2%
Liberty Global, Inc. (b)	131,881	4,720

CONSUMER DISCRETIONARY 0.1%
General Motors Co. (b)	39,572	798
Teavana Holdings, Inc. (b)	8,155	166

		964

ENERGY 0.0%
Lone Pine Resources, Inc. (b)	10,938	72

FINANCIALS 1.6%
American International Group, Inc. (b)	71,667	1,573
Bank of America Corp.	1,489,898	9,118
CIT Group, Inc. (b)	410,060	12,454

		23,145

HEALTH CARE 0.4%
HCA Holdings, Inc. (b)	286,301	5,772

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 2.5%
Advanced Micro Devices, Inc. (b)	1,634,000	$8,301
Intel Corp.	1,310,000	27,942

		36,243

Total Common Stocks (Cost $92,511)		70,916

WARRANTS 0.0%

CONSUMER DISCRETIONARY 0.0%
General Motors Co. - Exp. 07/10/2016	35,974	419
General Motors Co. - Exp. 07/10/2019	35,974	285

Total Warrants (Cost $1,340)		704

CONVERTIBLE PREFERRED SECURITIES 12.8%

BANKING & FINANCE 6.8%
Bank of America Corp.
7.250% due 12/31/2049	27,312	20,921
Citigroup, Inc.
7.500% due 12/15/2012	463,000	36,869
Dole Food Automatic Common Exchange Security Trust
7.000% due 11/01/2012	100,000	1,009
Health Care REIT, Inc.
6.500% due 12/31/2049	142,000	6,575
Lehman Brothers Holdings, Inc.
7.250% due 12/31/2049	9,000	8
MetLife, Inc.
5.000% due 09/11/2013	290,000	16,402
Swift Mandatory Common Exchange Security Trust
6.000% due 12/31/2013	740,910	5,637
Wells Fargo & Co.
7.500% due 12/31/2049	11,658	12,043

		99,464

INDUSTRIALS 4.2%
AngloGold Ashanti PLC
6.000% due 09/15/2013	246,100	12,052
Apache Corp.
6.000% due 08/01/2013	188,200	9,630
General Motors Co.
4.750% due 12/01/2013	767,000	26,906
Motors Liquidation Co.
5.250% due 03/06/2032	400,000	152
Stanley Black & Decker, Inc.
4.750% due 11/17/2015	115,000	11,873

		60,613

UTILITIES 1.8%
AES Trust III
6.750% due 10/15/2029	53,870	2,625
NextEra Energy, Inc.
7.000% due 09/01/2013	200,000	9,855
PPL Corp.
8.750% due 05/01/2014	100,000	5,439
9.500% due 07/01/2013	160,000	8,864

		26,783

Total Convertible Preferred Securities (Cost $235,111)		186,860

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup, Inc.
6.150% due 12/15/2012	100,000	$790

Total Preferred Securities (Cost $854)		790

REAL ESTATE INVESTMENT TRUSTS 0.2%
Simon Property Group, Inc.	21,526	2,367

Total Real Estate Investment Trusts (Cost $2,026)		2,367

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 10.1%

REPURCHASE AGREEMENTS 0.6%
BNP Paribas Securities Corp.
0.070% due 10/05/2011	$7,000	7,000
(Dated 09/21/2011. Collateralized by Freddie Mac 3.310% due 11/10/2020 valued at $7,204. Repurchase proceeds are $7,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 10/03/2011	$2,208	$2,208
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 4.250% due 08/15/2015 valued at $2,257. Repurchase proceeds are $2,208.)

		9,208

U.S. TREASURY BILLS 9.5%
0.032% due 10/20/2011 - 05/31/2012 (c)(d)(h)	138,916	138,885

Total Short-Term Instruments (Cost $148,103)		148,093

MARKET VALUE (000S)
PURCHASED OPTIONS (j) 0.3%
(Cost $1,977)	$4,336

Total Investments 102.7% (Cost $1,576,227)	$1,502,493

Written Options (k) (0.6%) (Premiums $7,811)	(8,542)

Other Assets and Liabilities (Net) (2.1%)	(30,913)

Net Assets 100.0%	$1,463,038

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and shares):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Securities with an aggregate market value of $11,928 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $14,819 have been pledged as collateral for equity options as of September 30, 2011.
(f)	Cash of $23,447 has been pledged as collateral for securities sold short as of September 30, 2011.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $31,337 at a weighted average interest rate of -2.373%. On September 30, 2011, securities valued at $10,361 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $14,608 and cash of $4 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
E-mini S&P 500 Index December Futures	Long	12/2011	1,185	$(1,869)
Euro-Bund 10-Year Bond December Futures	Short	12/2011	500	387
S&P 500 Index December Futures	Short	12/2011	156	663

				$(819)

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Chesapeake Energy Corp.	BOA	(5.000%	)	12/20/2018	4.438%	$	5,000	$(169)	$(465)	$296
Eastman Kodak Co.	DUB	(5.000%	)	06/20/2013	81.790%		6,900	3,888	371	3,517
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	1.979%		12,000	81	269	(188)
International Game Technology	DUB	(1.000%	)	06/20/2014	0.945%		9,200	(17)	212	(229)
International Lease Finance Corp.	BOA	(5.000%	)	06/20/2017	7.769%		7,000	732	(491)	1,223
International Lease Finance Corp.	GST	(5.000%	)	09/20/2016	7.842%		10,000	985	(389)	1,374
Interpublic Group of Cos., Inc.	MYC	(1.000%	)	03/20/2012	1.393%		7,500	11	76	(65)
Interpublic Group of Cos., Inc.	UAG	(1.000%	)	03/20/2012	1.393%		5,000	8	46	(38)
Lennar Corp.	BRC	(5.000%	)	12/20/2013	3.919%		4,600	(113)	(105)	(8)
MGIC Investment Corp.	GST	(5.000%	)	12/20/2017	15.952%		5,000	1,713	(162)	1,875
MGM Resorts International	CBK	(5.000%	)	09/20/2016	10.705%		4,000	797	520	277
MGM Resorts International	GST	(5.000%	)	06/20/2015	9.696%		7,000	958	787	171
ProLogis	DUB	(1.000%	)	06/20/2012	1.517%		8,500	29	338	(309)
Radian Group, Inc.	CBK	(5.000%	)	12/20/2017	20.644%		4,900	2,064	(191)	2,255
Radian Group, Inc.	JPM	(5.000%	)	12/20/2017	20.644%		3,800	1,600	(24)	1,624
Transocean, Inc.	CBK	(1.000%	)	12/20/2012	1.331%		20,000	73	(101)	174

								$12,640	$691	$11,949

See Accompanying Notes	Semiannual Report	September 30, 2011	41

Schedule of Investments PIMCO Convertible Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMS Energy Corp.	BOA	1.000%	12/20/2015	2.124%	$	10,000	$(442)	$(553)	$111
HCA, Inc.	CBK	2.000%	09/20/2012	2.085%		600	0	0	0
HCA, Inc.	CBK	2.400%	06/20/2014	4.323%		400	(20)	0	(20)
MBIA, Inc.	DUB	5.000%	12/20/2012	5.000%		3,500	(939)	(945)	6
MGIC Investment Corp.	DUB	5.000%	09/20/2016	16.774%		10,000	(3,308)	(1,100)	(2,208)
Starwood Hotels & Resorts Worldwide, Inc.	DUB	1.000%	12/20/2014	2.211%		13,000	(480)	172	(652)
Tokyo Electric Power Co., Inc.	CBK	1.000%	03/20/2012	23.110%	JPY	154,300	(190)	(180)	(10)
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2012	23.113%		166,700	(299)	(296)	(3)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%		9,600	(21)	(13)	(8)
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	21.757%		51,200	(132)	(98)	(34)
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	23.113%		80,000	(144)	(99)	(45)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%	$	200	1	3	(2)

							$(5,974)	$(3,109)	$(2,865)

Credit Default Swaps on Credit Indices - Buy Protection (1)

Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation
CDX.HY-16 5-Year Index	BOA	(5.000%	)	06/20/2016	$	56,500	$4,986	$(848)	$5,834

Credit Default Swaps on Credit Indices - Sell Protection (2)

Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016	$	265,000	$(4,112)	$913	$(5,025)
CDX.IG-16 5-Year Index	UAG	1.000%	06/20/2016		250,000	(3,880)	(405)	(3,475)

						$(7,992)	$508	$(8,500)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS	BRL	4,500	$2	$0	$2
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		20,000	429	19	410
Pay	1-Year BRL-CDI	12.465%	01/02/2013	HUS		256,500	3,073	(110)	3,183
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		100,600	832	496	336
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		66,700	591	405	186
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		170,000	2,807	(111)	2,918
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	RYL	$	40,000	(2,724)	764	(3,488)
Pay	3-Month USD-LIBOR	2.750%	12/21/2018	GLM		4,000	261	135	126

							$5,271	$1,598	$3,673

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(j)	Purchased options outstanding on September 30, 2011:

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC CDX.HY-16 5-Year Index	MYC	Buy	0.950%	12/21/2011	$	41,900	$729	$2,725

Options on Securities

Description	Counterparty	Strike Price	Expiration Date	# of Contracts/ Notional Amount		Cost	Market Value
Put - CBOE XL Group PLC	—	$ 12.500	01/19/2013		5,560	$900	$823
Put - OTC Glencore International PLC	GST	GBP 4.000	06/15/2012	GBP	37,400	166	398
Put - OTC Glencore International PLC	GST	4.400	06/15/2012		28,100	182	390

						$1,248	$1,611

(k)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Index Value	Expiration Date	# of Contracts	Premium	Market Value
Put - CME S&P 500 Index December Futures	$1,050.000	12/15/2011	522	$5,871	$(6,290)

Credit Default Swaptions on Credit Indices

Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.800%	12/21/2011	$	314,200	$1,304	$(1,614)
Put - OTC CDX.IG-16 5-Year Index	FBF	Sell	1.800%	12/21/2011		98,400	492	(505)
Put - OTC CDX.IG-17 5-Year Index	MYC	Sell	1.900%	12/21/2011		3,200	18	(19)

							$1,814	$(2,138)

Options on Securities

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC Glencore International PLC	GST	GBP 3.000	12/16/2011	GBP	65,500	$126	$(114)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premium
Balance at 03/31/2011	0	$535,200	EUR	150,000	GBP	0	$2,875
Sales	522	800,300		0		65,500	9,145
Closing Buys	0	(919,700)		(150,000)		0	(4,209)
Expirations	0	0		0		0	0
Exercised	0	0		0		0	0

Balance at 09/30/2011	522	$415,800	EUR	0	GBP	65,500	$7,811

(l)	Short sales outstanding on September 30, 2011:

Description	Shares	Proceeds	Market Value
BorgWarner, Inc.	$72	$4,327	$(4,388)
Eastman Kodak Co.	365	1,334	(284)
Ford Motor Co.	300	4,140	(2,901)
TRW Automotive Holdings Corp.	86	3,944	(2,825)
United Rentals, Inc.	677	8,107	(11,401)

		$21,852	$(21,799)

See Accompanying Notes	Semiannual Report	September 30, 2011	43

Schedule of Investments PIMCO Convertible Fund (Cont.)

(m)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	45,686	10/2011	CBK	$795	$0	$795
Sell		33,306	11/2011	DUB	377	0	377
Sell	BRL	425	11/2011	HUS	39	0	39
Buy	CAD	1,057	10/2011	DUB	0	(57)	(57)
Sell	CHF	898	10/2011	RYL	152	0	152
Buy	CNY	110,541	11/2011	HUS	290	0	290
Buy		6,000	02/2012	DUB	11	0	11
Buy		18,184	02/2012	JPM	48	0	48
Buy		32,588	04/2014	JPM	0	(232)	(232)
Buy	EUR	1,772	10/2011	BPS	0	(131)	(131)
Sell		1,160	10/2011	BRC	69	0	69
Sell		11,235	10/2011	FBL	637	0	637
Buy		777	10/2011	JPM	0	(26)	(26)
Sell		11,236	10/2011	MSC	606	0	606
Buy		2,380	10/2011	RYL	0	(181)	(181)
Sell		37,687	10/2011	RYL	3,406	0	3,406
Sell		689	10/2011	UAG	11	0	11
Sell	GBP	3,223	12/2011	CBK	139	0	139
Sell	HUF	580,680	10/2011	JLN	491	0	491
Buy	INR	772,900	07/2012	UAG	0	(1,489)	(1,489)
Buy	JPY	39,350	10/2011	BRC	0	(3)	(3)
Sell		450,882	10/2011	CBK	0	(236)	(236)
Buy		79,881	10/2011	RBC	0	(6)	(6)
Sell		79,881	10/2011	RBC	6	0	6
Buy		39,350	10/2011	UAG	0	(4)	(4)
Buy	KRW	23,351,950	02/2012	UAG	0	(2,379)	(2,379)
Buy	MXN	243,734	11/2011	CBK	0	(3,155)	(3,155)
Buy	MYR	5,125	04/2012	UAG	0	(106)	(106)
Buy	PHP	110,050	03/2012	CBK	0	(43)	(43)
Buy	SGD	4,600	12/2011	RYL	0	(289)	(289)
Buy		20,464	12/2011	UAG	0	(1,369)	(1,369)

					$7,077	$(9,706)	$(2,629)

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$5,448	$0	$5,448
Corporate Bonds & Notes
Banking & Finance	0	78,552	0	78,552
Industrials	0	14,728	38	14,766
Utilities	0	4,861	0	4,861
Convertible Bonds & Notes
Banking & Finance	0	83,734	1,961	85,695
Industrials	0	883,222	0	883,222
Utilities	0	13,766	0	13,766
Municipal Bonds & Notes
Illinois	0	97	0	97
Asset-Backed Securities	0	2,019	0	2,019
Common Stocks
Communications	4,720	0	0	4,720
Consumer Discretionary	964	0	0	964
Energy	72	0	0	72
Financials	23,145	0	0	23,145
Health Care	5,772	0	0	5,772
Information Technology	36,243	0	0	36,243
Warrants
Consumer Discretionary	704	0	0	704
Convertible Preferred Securities
Banking & Finance	92,818	6,646	0	99,464
Industrials	60,461	0	152	60,613
Utilities	26,783	0	0	26,783
Preferred Securities
Banking & Finance	0	790	0	790

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Real Estate Investment Trusts	$2,367	$0	$0	$2,367
Short-Term Instruments
Repurchase Agreements	0	9,208	0	9,208
U.S. Treasury Bills	0	138,885	0	138,885
Purchased Options
Credit Contracts	0	2,725	0	2,725
Equity Contracts	1,611	0	0	1,611
	$255,660	$1,244,681	$2,151	$1,502,492

Short Sales, at value	$(21,799)	$0	$0	$(21,799)

Financial Derivative Instruments (7) - Assets
Credit Contracts	6	18,731	0	18,737
Equity Contracts	663	0	0	663
Foreign Exchange Contracts	0	7,077	0	7,077
Interest Rate Contracts	387	7,161	0	7,548
	$1,056	$32,969	$0	$34,025

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(14,457)	0	(14,457)
Equity Contracts	(1,869)	(6,404)	0	(8,273)
Foreign Exchange Contracts	0	(9,706)	0	(9,706)
Interest Rate Contracts	0	(3,488)	0	(3,488)
	$(1,869)	$(34,055)	$0	$(35,924)

Totals	$233,048	$1,243,595	$2,151	$1,478,794

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
Corporate Bonds & Notes
Industrials	$41	$0	$(1)	$0	$0	$(2)	$0	$0	$38	$(2)
Convertible Bonds & Notes
Banking & Finance	3,960	0	0	0	0	18	0	(2,017)	1,961	18
Convertible Preferred Securities
Industrials	0	0	0	0	0	152	0	0	152	152

	$4,001	$0	$(1)	$0	$0	$168	$0	$(2,017)	$2,151	$168

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$2,725	$1,611	$0	$0	$4,336
Unrealized appreciation on foreign currency contracts	0	0	0	7,077	0	7,077
Unrealized appreciation on OTC swap agreements	0	18,737	0	0	7,161	25,898

	$0	$21,462	$1,611	$7,077	$7,161	$37,311

Liabilities:
Written options outstanding	$0	$2,138	$6,404	$0	$0	$8,542
Variation margin payable on financial derivative instruments (2)	0	0	614	0	556	1,170
Unrealized depreciation on foreign currency contracts	0	0	0	9,706	0	9,706
Unrealized depreciation on OTC swap agreements	0	12,319	0	0	3,488	15,807

	$0	$14,457	$7,018	$9,706	$4,044	$35,225

See Accompanying Notes	Semiannual Report	September 30, 2011	45

Schedule of Investments PIMCO Convertible Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$(3,793)	$(2,366)	$0	$764	$(5,395)
Net realized gain (loss) on futures contracts, written options and swaps	0	11,166	(7,300)	0	(1,301)	2,565
Net realized gain on foreign currency transactions	0	0	0	4,296	0	4,296

	$0	$7,373	$(9,666)	$4,296	$(537)	$1,466

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$2,301	$921	$0	$0	$3,222
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	3,585	(4,131)	0	5,962	5,416
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(1,841)	0	(1,841)

	$0	$5,886	$(3,210)	$(1,841)	$5,962	$6,797

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(819) as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$3,493	$(3,220)	$273
BPS	(131)	0	(131)
BRC	(47)	0	(47)
CBK	(228)	652	424
DUB	(4,528)	2,047	(2,481)
FBF	(505)	500	(5)
FBL	637	(560)	77
GLM	261	(260)	1
GST	3,657	(4,060)	(403)
HUS	4,665	(4,730)	(65)
JPM	1,881	(1,860)	21
MSC	606	(750)	(144)
MYC	4,119	(7,050)	(2,931)
RYL	364	391	755
UAG	(9,352)	8,339	(1,013)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Credit Absolute Return Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 32.3%
AGFS Funding Co.
5.500% due 05/10/2017	$1,850	$1,626
Ashland, Inc.
3.750% due 08/23/2018	1,000	991
Avis Budget Group
6.250% due 06/13/2018	1,000	996
Bausch & Lomb, Inc.
3.489% due 04/24/2015	375	362
3.619% due 04/24/2015	625	604
Cablevision Systems Corp.
4.000% due 03/29/2016	3	3
Celanese Corp.
3.122% due 10/31/2016	1,000	991
Charter Communications, Inc.
3.620% due 09/06/2016	1,000	970
Chrysler Group LLC
6.000% due 05/24/2017	1,995	1,756
CommScope, Inc.
5.000% due 01/14/2018	2,000	1,962
CSC Holdings LLC
1.985% due 03/29/2016	998	969
Delphi Automotive LLP
3.500% due 05/17/2017	1,000	991
Dole Food Co., Inc.
6.000% due 07/08/2018	1,000	987
Dollar General Corp.
2.979% due 07/06/2014	707	701
2.989% due 07/06/2014	293	290
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018	1,609	1,606
Graphic Packaging International, Inc.
3.122% due 05/16/2014	1,000	983
Grifolis S.A.
6.000% due 06/01/2017	1,000	983
HCA, Inc.
3.619% due 05/31/2018	1,674	1,577
Huntsman International LLC
1.766% due 04/19/2014	1,000	953
Insight Midwest Holdings LLC
1.990% due 04/06/2014	2,000	1,969
Intelsat Ltd.
5.250% due 04/02/2018	1,000	965
Interactive Data Corp.
4.500% due 02/11/2018	1,000	965
International Lease Finance Corp.
7.000% due 03/17/2016	1,000	1,002
Pinafore LLC
4.250% due 09/29/2016	992	976
Rock-Tenn Co.
3.500% due 05/27/2018	1,000	995
Rockwood Holdings, Inc.
3.750% due 02/10/2018	1,000	998
RPI Finance Trust
3.750% due 11/10/2016	304	301
4.000% due 05/10/2018	1,000	992
Sealed Air Corp.
4.750% due 05/31/2018	2,000	2,006
Sensata Technologies BV
4.000% due 05/12/2018	1,995	1,948
Solutia, Inc.
3.500% due 08/01/2017	2,000	1,966
TransDigm, Inc.
4.000% due 02/14/2017	997	977

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Warner Chilcott Co. LLC
4.250% due 03/15/2018		$2,000	$1,950
Windstream Corp.
3.000% due 12/17/2015		1,000	992

Total Bank Loan Obligations (Cost $39,386)			39,303

CORPORATE BONDS & NOTES 46.4%

BANKING & FINANCE 16.6%
Banco Santander Brasil S.A.
4.500% due 04/06/2015		500	485
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,000	933
Cantor Fitzgerald LP
7.875% due 10/15/2019		700	730
CIT Group, Inc.
7.000% due 05/01/2015		1,000	994
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	600	732
Dolphin Subsidiary II, Inc.
6.500% due 10/15/2016 (a)		$1,500	1,485
Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	350	451
Ford Motor Credit Co. LLC
7.000% due 04/15/2015		$1,200	1,263
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		1,000	1,039
HSBC Bank Capital Funding Sterling LP
5.862% due 04/29/2049	GBP	700	890
HSBC Finance Corp.
6.676% due 01/15/2021		$1,000	986
International Lease Finance Corp.
7.125% due 09/01/2018		750	757
LBG Capital No.2 PLC
9.334% due 02/07/2020	GBP	900	1,109
Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		$1,400	1,404
Morgan Stanley
6.000% due 04/28/2015		1,700	1,694
ProLogis LP
6.875% due 03/15/2020		1,000	1,046
Provident Funding Associates LP
10.250% due 04/15/2017		500	490
Prudential Financial, Inc.
8.875% due 06/15/2068		500	544
Regions Financial Corp.
4.875% due 04/26/2013		500	492
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		1,000	991
SLM Corp.
6.250% due 01/25/2016		750	737
State Street Capital Trust III
5.337% due 01/29/2049		250	250
Virgin Media Secured Finance PLC
6.500% due 01/15/2018		700	747

			20,249

INDUSTRIALS 24.1%
ALROSA Finance S.A.
7.750% due 11/03/2020		250	238
Altria Group, Inc.
9.700% due 11/10/2018		800	1,063
American Airlines Pass-Through Trust
10.375% due 07/02/2019		1,032	1,125

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		$476	$469
Braskem Finance Ltd.
7.000% due 05/07/2020		500	512
Chesapeake Energy Corp.
6.250% due 01/15/2017	EUR	350	462
Community Health Systems, Inc.
8.875% due 07/15/2015		$500	492
Concho Resources, Inc.
8.625% due 10/01/2017		500	532
Consol Energy, Inc.
8.250% due 04/01/2020		500	529
Continental Airlines Pass-Through Trust
9.000% due 07/08/2016		821	887
CSC Holdings LLC
7.875% due 02/15/2018		1,000	1,055
CSN Resources S.A.
6.500% due 07/21/2020		900	947
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014		1,000	1,008
DP World Sukuk Ltd.
6.250% due 07/02/2017		500	501
El Paso Pipeline Partners Operating Co. LLC
5.000% due 10/01/2021		1,000	1,008
6.500% due 04/01/2020		900	996
Fresenius Medical Care U.S. Finance, Inc.
6.500% due 09/15/2018		500	510
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		800	936
Georgia-Pacific LLC
5.400% due 11/01/2020		500	510
GTL Trade Finance, Inc.
7.250% due 10/20/2017		700	738
HCA, Inc.
8.500% due 04/15/2019		1,600	1,704
HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	350	458
Magellan Midstream Partners LP
4.250% due 02/01/2021		$500	518
Musketeer GmbH
9.500% due 03/15/2021	EUR	300	363
Mylan, Inc.
7.875% due 07/15/2020		$1,700	1,785
Novatek Finance Ltd.
5.326% due 02/03/2016		800	790
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,000	1,000
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		250	226
Pioneer Natural Resources Co.
6.875% due 05/01/2018		1,400	1,512
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019		1,250	1,212
Rockies Express Pipeline LLC
6.850% due 07/15/2018		1,500	1,580
RZD Capital Ltd.
5.739% due 04/03/2017		500	500
SandRidge Energy, Inc.
8.750% due 01/15/2020		200	197
Southwestern Energy Co.
7.500% due 02/01/2018		500	570
Telefonica Emisiones S.A.U.
4.949% due 01/15/2015		1,000	988
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	700	938

See Accompanying Notes	Semiannual Report	September 30, 2011	47

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	300	$388

			29,247

UTILITIES 5.7%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$2,000	2,014
CMS Energy Corp.
8.750% due 06/15/2019		800	937
Ipalco Enterprises, Inc.
7.250% due 04/01/2016		900	929
NGPL PipeCo LLC
6.514% due 12/15/2012		1,900	1,978
TNK-BP Finance S.A.
7.500% due 07/18/2016		1,000	1,041

			6,899

Total Corporate Bonds & Notes (Cost $58,514)			56,395

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.3%
U.S. Treasury Bonds
3.750% due 08/15/2041	$7,600	$8,884

Total U.S. Treasury Obligations (Cost $8,764)		8,884

SHORT-TERM INSTRUMENTS 41.4%

REPURCHASE AGREEMENTS 6.1%
Banc of America Securities LLC
0.090% due 10/03/2011	4,400	4,400
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $4,493. Repurchase proceeds are $4,400.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	3,059	3,059
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $3,126. Repurchase proceeds are $3,059.)

		7,459

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
0.023% due 03/01/2012 - 03/15/2012 (b)(d)	$1,052	$1,052

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 34.4%
	4,184,482	41,899

Total Short-Term Instruments (Cost $50,417)		50,410

Total Investments 127.4% (Cost $157,081)		$154,992

Written Options (f) (0.7%) (Premiums $634)		(865)

Other Assets and Liabilities (Net) (26.7%)		(32,499)

Net Assets 100.0%		$121,628

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $652 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	GST	(1.000%	)	12/20/2016	0.705%	$	2,000	$(30)	$(30)	$0
Boston Properties LP	RYL	(1.000%	)	09/20/2016	2.625%		1,000	73	45	28
Daimler Finance North America LLC	FBF	(1.000%	)	12/20/2016	1.913%	EUR	2,000	115	90	25
Dell, Inc.	FBF	(1.000%	)	09/20/2016	1.640%	$	1,000	30	10	20
Deutsche Bank AG	BOA	(1.000%	)	12/20/2016	1.900%	EUR	1,000	57	74	(17)
E.I. du Pont de Nemours & Co.	FBF	(1.000%	)	09/20/2014	0.488%	$	1,000	(15)	(18)	3
Erste Group Bank AG	FBF	(1.000%	)	09/20/2016	3.248%	EUR	1,500	192	144	48
Freeport-McMoRan Copper & Gold, Inc.	FBF	(1.000%	)	12/20/2016	2.364%	$	1,000	65	45	20
Goldman Sachs Group, Inc.	BPS	(1.000%	)	12/20/2016	3.283%		1,000	102	83	19
Intesa Sanpaolo SpA	BRC	(1.000%	)	09/20/2016	4.277%	EUR	2,000	356	319	37
JPMorgan Chase & Co.	DUB	(1.000%	)	09/20/2016	1.582%	$	2,000	54	37	17
Kohl’s Corp.	FBF	(1.000%	)	09/20/2013	0.737%		1,000	(6)	(9)	3
Kroger Co.	RYL	(1.000%	)	09/20/2016	0.898%		1,000	(5)	1	(6)
Lloyds TSB Bank PLC	BOA	(1.000%	)	12/20/2016	3.474%	GBP	900	153	168	(15)
Lockheed Martin Corp.	GST	(1.000%	)	12/20/2016	0.670%	$	1,000	(17)	(15)	(2)
Lowe’s Cos., Inc.	FBF	(1.000%	)	09/20/2016	0.846%		1,500	(11)	(12)	1
Mohawk Industries, Inc.	GST	(1.000%	)	09/20/2016	2.980%		1,000	89	82	7
Nexen, Inc.	FBF	(1.000%	)	09/20/2016	2.280%		1,000	58	45	13
Northrop Grumman Systems Corp.	DUB	(1.000%	)	12/20/2016	0.805%		1,000	(11)	(8)	(3)
Nucor Corp.	FBF	(1.000%	)	09/20/2016	1.368%		1,000	17	1	16
Nucor Corp.	GST	(1.000%	)	09/20/2016	1.368%		1,000	17	5	12
Owens Corning	GST	(1.000%	)	09/20/2016	2.499%		1,000	69	68	1
Rabobank Group	BOA	(1.000%	)	12/20/2016	1.157%	EUR	600	6	4	2
Raytheon Co.	DUB	(1.000%	)	12/20/2016	0.660%	$	1,000	(18)	(15)	(3)
Safeway, Inc.	CBK	(1.000%	)	09/20/2016	1.208%		1,000	9	17	(8)
Suncor Energy, Inc.	BRC	(1.000%	)	12/20/2016	1.692%		1,000	33	35	(2)
Suncor Energy, Inc.	DUB	(1.000%	)	09/20/2016	1.640%		1,000	30	16	14
Teck Resources Ltd.	BRC	(1.000%	)	12/20/2016	2.402%		1,000	67	52	15
VF Corp.	DUB	(1.000%	)	09/20/2016	0.694%		1,000	(15)	(11)	(4)
Vornado Realty LP	RYL	(1.000%	)	09/20/2016	2.623%		1,500	108	73	35
Wal-Mart Stores, Inc.	DUB	(1.000%	)	09/20/2021	0.789%		1,000	(19)	(19)	0
Wells Fargo & Co.	DUB	(1.000%	)	09/20/2016	1.570%		2,500	65	49	16

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Westfield Capital Corp.	RYL	(1.000%	)	09/20/2016	3.299%	$	1,000	$99	$67	$32
Wyndham Worldwide Corp.	BOA	(1.000%	)	12/20/2016	1.849%		1,000	41	44	(3)

								$1,758	$1,437	$321

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized (Depreciation)
Alcoa, Inc.	DUB	1.000%	09/20/2016	3.951%	$	500	$(64)	$(44)	$(20)
Ally Financial, Inc.	DUB	5.000%	12/20/2012	7.260%		2,000	(48)	(10)	(38)
ArcelorMittal	CBK	1.000%	09/20/2016	6.432%	EUR	500	(138)	(90)	(48)
Australia Government Bond	DUB	1.000%	09/20/2016	0.973%	$	1,500	3	14	(11)
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.976%		1,500	(68)	(29)	(39)
China Development Bank Corp.	HUS	1.000%	12/20/2012	2.548%		1,000	(19)	(15)	(4)
China Government International Bond	BRC	1.000%	09/20/2016	1.954%		1,500	(66)	(5)	(61)
China Government International Bond	MYC	1.000%	09/20/2016	1.954%		1,000	(44)	(16)	(28)
Constellation Energy Group, Inc.	JPM	1.000%	09/20/2016	1.880%		1,000	(40)	(29)	(11)
Egypt Government International Bond	HUS	1.000%	09/20/2016	4.681%		1,000	(158)	(124)	(34)
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	09/20/2016	1.221%		1,000	(10)	0	(10)
Export-Import Bank of China	HUS	1.000%	12/20/2012	2.256%		1,000	(14)	(12)	(2)
Ford Motor Co.	DUB	5.000%	12/20/2012	2.247%		1,000	35	40	(5)
Forest Oil Corp.	GST	5.000%	09/20/2016	6.085%		1,000	(42)	4	(46)
Gazprom Via Gazprom International S.A.	MYC	1.000%	09/20/2012	2.639%		1,000	(16)	(9)	(7)
Indonesia Government International Bond	RYL	1.000%	09/20/2016	2.969%		1,000	(88)	(35)	(53)
Japan Government International Bond	BRC	1.000%	09/20/2016	1.428%		1,500	(30)	(1)	(29)
Lafarge S.A.	FBF	1.000%	09/20/2016	5.602%	EUR	500	(121)	(104)	(17)
Lincoln National Corp.	DUB	1.000%	09/20/2016	4.450%	$	1,000	(145)	(103)	(42)
MBIA, Inc.	GST	5.000%	03/20/2012	27.002%		500	(47)	(35)	(12)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	5.102%		1,000	(39)	(27)	(12)
MetLife, Inc.	DUB	1.000%	09/20/2016	3.134%		750	(54)	(54)	0
Mexico Government International Bond	BRC	1.000%	09/20/2016	1.970%		1,500	(67)	(29)	(38)
Nokia Corp.	DUB	1.000%	09/20/2013	3.068%	EUR	1,000	(51)	(37)	(14)
NRG Energy, Inc.	GST	5.000%	09/20/2016	6.572%	$	500	(31)	(14)	(17)
Peugeot S.A.	BRC	1.000%	09/20/2016	5.478%	EUR	500	(118)	(96)	(22)
Qatar Government International Bond	HUS	1.000%	09/20/2016	1.202%	$	1,000	(9)	0	(9)
Republic of Italy Government Bond	HUS	1.000%	09/20/2016	4.692%		1,400	(212)	(201)	(11)
Russia Government International Bond	CBK	1.000%	09/20/2016	3.066%		1,000	(93)	(42)	(51)
South Korea Government Bond	BRC	1.000%	09/20/2016	2.148%		1,500	(79)	(19)	(60)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%	JPY	20,000	(44)	(26)	(18)
United Kingdom Gilt	CBK	1.000%	09/20/2016	0.912%	$	1,500	7	20	(13)
UPC Holding BV	BRC	5.000%	09/20/2016	8.284%	EUR	250	(40)	(26)	(14)

							$(1,950)	$(1,154)	$(796)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS	BRL	39,500	$(39)	$(19)	$(20)
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		7,800	14	4	10
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		8,000	25	(12)	37
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	CBK	$	18,500	(1,849)	(1,247)	(602)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	DUB		4,800	(480)	(366)	(114)

See Accompanying Notes	Semiannual Report	September 30, 2011	49

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	DUB	AUD	1,800	$5	$31	$(26)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	28,900	(17)	(29)	12
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		55,800	(31)	60	(91)

							$(2,372)	$(1,578)	$(794)

(f)	Written options outstanding on September 30, 2011:

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	BRC	Sell	1.700%	12/21/2011	$	75,000	$315	$(451)
Put - OTC CDX.IG-17 5-Year Index	CBK	Sell	1.900%	12/21/2011		30,000	129	(175)
Call - OTC iTraxx Europe 15 5-Year Index	BPS	Buy	1.500%	12/21/2011	EUR	7,000	45	(31)
Put - OTC iTraxx Europe 15 5-Year Index	BPS	Sell	1.800%	12/21/2011		7,000	145	(208)

							$634	$(865)

Transactions in written call and put options for the period ended September 30, 2011:

	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	$0	EUR	0	$0
Sales	105,000		14,000	634
Closing Buys	0		0	0
Expirations	0		0	0
Exercised	0		0	0

Balance at 09/30/2011	$105,000	EUR	14,000	$634

(g)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,290	10/2011	BRC	$0	$(6)	$(6)
Sell		1,290	10/2011	CBK	22	0	22
Sell		1,290	11/2011	BRC	6	0	6
Sell		559	11/2011	CBK	8	0	8
Buy	CAD	1,462	10/2011	DUB	0	(79)	(79)
Sell	CHF	199	10/2011	BRC	11	0	11
Buy		196	10/2011	FBL	0	(8)	(8)
Buy	CNY	18,982	02/2012	HUS	0	(35)	(35)
Buy		6,095	06/2012	JPM	0	(10)	(10)
Sell	EUR	2,889	10/2011	BRC	213	0	213
Sell		163	10/2011	CBK	4	0	4
Sell		1,942	10/2011	DUB	161	0	161
Sell		322	10/2011	FBL	9	0	9
Buy		165	10/2011	HUS	0	(3)	(3)
Sell		627	10/2011	JPM	21	0	21
Sell		65	10/2011	RBC	1	0	1
Sell	GBP	1,554	12/2011	BRC	54	(1)	53
Buy	INR	23,080	11/2011	BRC	0	(36)	(36)
Buy	JPY	69,650	10/2011	BRC	0	0	0
Sell		69,650	10/2011	BRC	0	0	0
Buy		71,558	10/2011	CBK	0	(8)	(8)
Sell		115,170	10/2011	CBK	8	0	8
Buy	KRW	1,599,000	11/2011	BRC	0	(161)	(161)
Buy	MXN	18,522	11/2011	BRC	0	(170)	(170)
Sell		740	11/2011	HUS	6	0	6
Buy	NOK	4,041	10/2011	CBK	0	(62)	(62)
Buy	RUB	14,535	03/2012	CBK	0	(42)	(42)
Sell		14,828	03/2012	HUS	0	(6)	(6)
Buy	SGD	1,803	12/2011	CBK	0	(121)	(121)

					$524	$(748)	$(224)

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$39,303	$0	$39,303
Corporate Bonds & Notes
Banking & Finance	0	20,249	0	20,249
Industrials	0	26,227	3,020	29,247
Utilities	0	6,899	0	6,899
U.S. Treasury Obligations	0	8,884	0	8,884
Short-Term Instruments
Repurchase Agreements	0	7,459	0	7,459
U.S. Treasury Bills	0	1,052	0	1,052
PIMCO Short-Term Floating NAV Portfolio	41,899	0	0	41,899
	$41,899	$110,073	$3,020	$154,992

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$384	$0	$384
Foreign Exchange Contracts	0	524	0	524
Interest Rate Contracts	0	59	0	59
	$0	$967	$0	$967

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,724)	0	(1,724)
Foreign Exchange Contracts	0	(748)	0	(748)
Interest Rate Contracts	0	(853)	0	(853)
	$0	$(3,325)	$0	$(3,325)

Totals	$41,899	$107,715	$3,020	$152,634

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$3,047	$0	$(2)	$0	$(25)	$0	$0	$3,020	$(25)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Totals	$0	$3,047	$0	$(2)	$0	$(25)	$0	$0	$3,020	$(25)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$524	$0	$524
Unrealized appreciation on OTC swap agreements	0	384	0	0	59	443

	$0	$384	$0	$524	$59	$967

Liabilities:
Written options outstanding	$0	$865	$0	$0	$0	$865
Unrealized depreciation on foreign currency contracts	0	0	0	748	0	748
Unrealized depreciation on OTC swap agreements	0	859	0	0	853	1,712

	$0	$1,724	$0	$748	$853	$3,325

See Accompanying Notes	Semiannual Report	September 30, 2011	51

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$(158)	$0	$0	$(1)	$(159)
Net realized gain on foreign currency transactions	0	0	0	142	0	142

	$0	$(158)	$0	$142	$(1)	$(17)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(706)	$0	$0	$(794)	$(1,500)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(224)	0	(224)

	$0	$(706)	$0	$(224)	$(794)	$(1,724)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(j)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$257	$0	$257
BPS	(137)	0	(137)
BRC	(595)	0	(595)
CBK	(2,474)	0	(2,474)
DUB	(631)	0	(631)
FBF	324	0	324
FBL	1	0	1
GST	8	0	8
HUS	(505)	652	147
JPM	(29)	0	(29)
MYC	(60)	0	(60)
RBC	1	0	1
RYL	187	0	187

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.7%
AES Corp.
4.250% due 05/27/2018		$2,985	$2,924
AGFS Funding Co.
5.500% due 05/10/2017		16,000	14,060
Ally Financial, Inc.
6.000% due 06/11/2012		2,000	1,959
Berry Plastics Corp.
7.246% due 06/05/2014		6,307	4,943
Cablevision Systems Corp.
1.985% due 03/29/2016		4	4
Charter Communications, Inc.
3.620% due 09/06/2016		5,042	4,891
Chrysler Group LLC
6.000% due 05/24/2017		5,500	4,842
Community Health Systems, Inc.
2.569% due 07/25/2014		5,970	5,601
CSC Holdings LLC
1.985% due 03/29/2016		1,333	1,305
DaVita, Inc.
4.500% due 10/20/2016		100	99
Delphi Automotive LLP
3.500% due 05/17/2017		2,566	2,543
Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012		5,000	4,991
Dole Food Co., Inc.
5.000% due 07/08/2018		2,000	1,974
6.000% due 07/08/2018		100	99
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		1,000	998
FCI Connectors
2.746% due 09/28/2012		373	365
First Data Corp.
2.985% due 09/24/2014		5,721	5,022
HCA, Inc.
2.619% due 11/17/2013		6,000	5,834
2.869% due 05/02/2016		7,398	6,913
Hertz Corp.
3.750% due 03/11/2018		7,980	7,589
IASIS Healthcare LLC
5.000% due 05/03/2018		2,992	2,802
Ineos Group Holdings PLC
7.501% due 12/16/2013		2,291	2,271
8.001% due 12/16/2014		2,292	2,272
Intelsat Ltd.
5.250% due 04/02/2018		7,980	7,702
International Lease Finance Corp.
6.750% due 03/17/2015		3,900	3,913
7.000% due 03/17/2016		5,700	5,714
iStar Financial, Inc.
5.000% due 06/28/2013		9,285	9,022
Kabel Deutschland Holding AG
5.357% due 12/31/2016	EUR	3,800	4,950
MetroPCS Wireless, Inc.
4.000% due 03/17/2018		$4,489	4,324
Motor City Marketing, Inc.
7.000% due 03/01/2017		1,930	1,870
Novelis, Inc.
3.750% due 03/10/2017		2,985	2,925
NRG Energy, Inc.
4.000% due 07/01/2018		10,000	9,781
Petroleum Export Ltd.
3.351% due 12/07/2012		1,366	1,361
Polypore, Inc.
2.240% due 07/03/2014		2,307	2,232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quintiles Transnational Corp.
5.000% due 06/08/2018		$5,000	$4,729
Reynolds Group Holdings
6.500% due 08/31/2018		10,000	9,704
Rock-Tenn Co.
3.500% due 05/27/2018		3,000	2,985
SunGard Data Systems, Inc.
1.976% due 02/28/2014		866	847
1.982% due 02/28/2014		134	131
3.726% due 02/28/2014		3,000	2,935
Terex Corp.
5.500% due 04/28/2017		2,000	1,965
Texas Competitive Electric Holdings Co. LLC
4.726% due 10/10/2017		3,900	2,627
4.772% due 10/10/2017		4,148	2,794
The Weather Channel LLC
4.250% due 02/11/2017		1,990	1,968
TransDigm, Inc.
4.000% due 02/14/2017		1,990	1,949
U.S. Airways Group, Inc.
2.739% due 03/23/2014		2,958	2,531
United Airlines, Inc.
3.000% due 02/01/2012		2,500	2,428
UPC Holding BV
5.108% due 12/30/2016	EUR	3,751	4,562
5.358% due 12/31/2017		1,624	1,988
Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011		$3,600	3,543
VML U.S. Finance LLC
4.740% due 05/25/2012		985	982
4.740% due 05/25/2013		3,447	3,439
VNU Nielsen Finance
2.226% due 08/09/2013		5,869	5,711
Vodafone Group PLC
6.875% due 08/17/2015		14,985	15,059
Warner Chilcott Co. LLC
4.250% due 03/15/2018		5,486	5,349

Total Bank Loan Obligations (Cost $226,942)			216,321

CORPORATE BONDS & NOTES 61.2%

BANKING & FINANCE 23.5%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		9,200	8,772
ABN AMRO Bank NV
2.023% due 01/30/2014		14,400	13,728
AIG SunAmerica Global Financing X
6.900% due 03/15/2032		220	233
Ally Financial, Inc.
3.478% due 02/11/2014		14,700	13,519
3.751% due 06/20/2014		15,425	14,090
6.625% due 05/15/2012		1,300	1,316
7.500% due 12/31/2013		400	407
8.300% due 02/12/2015		7,200	7,137
American Express Bank FSB
5.500% due 04/16/2013		2,000	2,112
American Express Co.
7.250% due 05/20/2014		1,700	1,929
American International Group, Inc.
0.305% due 04/03/2012	JPY	260,000	3,344
0.360% due 10/18/2011		$100	100
5.050% due 10/01/2015		3,600	3,528
5.450% due 05/18/2017		1,000	961
5.600% due 10/18/2016		6,500	6,441
5.850% due 01/16/2018		22,525	22,396
6.250% due 05/01/2036		8,400	8,112

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.175% due 05/15/2068		$1,400	$1,241
8.250% due 08/15/2018		2,500	2,781
8.625% due 05/22/2038	GBP	100	131
Anadarko Finance Co.
7.500% due 05/01/2031		$1,000	1,190
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	7,500	7,017
Banco Bradesco S.A.
2.390% due 05/16/2014		$12,400	12,053
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		3,100	2,902
Banco del Estado de Chile
4.125% due 10/07/2020		2,500	2,525
Banco do Brasil S.A.
4.500% due 01/22/2015		14,900	15,365
4.500% due 01/20/2016	EUR	9,100	11,842
6.000% due 01/22/2020		$6,600	7,128
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,700	1,708
Banco Santander Brasil S.A.
2.450% due 03/18/2014		6,100	5,904
4.250% due 01/14/2016		5,100	4,826
Banco Santander Chile
3.750% due 09/22/2015		7,600	7,609
Banco Votorantim S.A.
5.250% due 02/11/2016		10,300	10,274
Bank of America Corp.
4.750% due 08/01/2015		1,400	1,349
4.750% due 05/23/2017	EUR	300	291
5.650% due 05/01/2018		$700	666
5.750% due 12/01/2017		14,600	13,721
7.375% due 05/15/2014		2,900	2,993
8.000% due 12/29/2049		100	85
8.125% due 12/29/2049		7,400	6,300
Bank of America Institutional Capital
8.070% due 12/31/2026		500	462
Bank of America N.A.
6.000% due 06/15/2016		200	196
Bank of India
6.250% due 02/16/2021		500	490
Banque PSA Finance S.A.
8.500% due 05/04/2012	EUR	4,300	5,943
Barclays Bank PLC
5.000% due 09/22/2016		$2,400	2,410
5.125% due 01/08/2020		700	688
5.926% due 09/29/2049		7,230	5,386
6.000% due 01/23/2018	EUR	200	240
6.050% due 12/04/2017		$600	552
6.750% due 05/22/2019		9,000	9,749
7.434% due 09/29/2049		13,600	11,220
10.179% due 06/12/2021		7,280	7,812
14.000% due 11/29/2049	GBP	500	823
BBVA Bancomer S.A.
4.500% due 03/10/2016		$21,900	20,586
6.500% due 03/10/2021		1,400	1,306
7.250% due 04/22/2020		2,200	2,150
Bear Stearns Cos. LLC
0.509% due 11/28/2011		100	100
5.700% due 11/15/2014		1,700	1,835
6.400% due 10/02/2017		1,400	1,593
7.250% due 02/01/2018		9,500	11,224
Berkshire Hathaway Finance Corp.
4.625% due 10/15/2013		500	532
BM&FBovespa S.A.
5.500% due 07/16/2020		800	795

See Accompanying Notes	Semiannual Report	September 30, 2011	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BNP Paribas Capital Trust VI
5.868% due 01/29/2049	EUR	4,870	$4,730
BNP Paribas S.A.
5.186% due 06/29/2049		$400	280
BPCE S.A.
2.019% due 02/07/2014		7,000	6,629
4.625% due 07/29/2049	EUR	600	414
C10 Capital SPV Ltd.
6.722% due 12/29/2049		$1,900	893
Capital One Bank USA N.A.
8.800% due 07/15/2019		2,500	2,953
Catlin Insurance Co. Ltd.
7.249% due 07/29/2049		460	399
CBA Capital Trust II
6.024% due 03/29/2049		4,400	4,115
CIT Group, Inc.
7.000% due 05/01/2014		19,875	20,298
7.000% due 05/01/2015		3,215	3,195
7.000% due 05/01/2016		1,358	1,319
7.000% due 05/01/2017		1,901	1,846
Citigroup Capital XXI
8.300% due 12/21/2077		14,700	14,443
Citigroup, Inc.
4.750% due 02/10/2019	EUR	5,600	6,061
5.300% due 10/17/2012		$4,150	4,254
5.500% due 04/11/2013		3,900	4,016
5.500% due 10/15/2014		3,000	3,120
6.000% due 12/13/2013		2,050	2,155
6.000% due 08/15/2017		300	319
6.125% due 11/21/2017		2,295	2,457
6.125% due 05/15/2018		615	661
6.500% due 08/19/2013		1,500	1,579
7.375% due 09/04/2019	EUR	100	146
Columbus International, Inc.
11.500% due 11/20/2014		$5,700	5,643
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.750% due 01/15/2020		800	878
6.875% due 03/19/2020	EUR	1,700	2,073
11.000% due 12/29/2049		$3,488	4,206
DBS Bank Ltd.
0.510% due 05/16/2017		5,000	4,900
Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	3,900	5,029
7.625% due 09/15/2014		10,600	13,562
9.000% due 07/30/2012		1,800	2,460
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		$4,600	4,626
7.500% due 08/01/2012		7,700	7,859
8.000% due 06/01/2014		16,100	17,086
8.700% due 10/01/2014		15,350	16,627
General Electric Capital Corp.
0.491% due 12/20/2013		400	387
4.625% due 09/15/2066	EUR	5,700	6,090
5.250% due 10/19/2012		$40	42
Genworth Financial, Inc.
7.200% due 02/15/2021		2,700	2,298
Goldman Sachs Group, Inc.
0.746% due 01/12/2015		100	93
0.805% due 03/22/2016		50	43
1.905% due 02/04/2013	EUR	1,100	1,409
3.700% due 08/01/2015		$1,500	1,471
4.750% due 07/15/2013		1,225	1,261
5.375% due 02/15/2013	EUR	1,900	2,569
6.000% due 05/01/2014		$300	318
6.150% due 04/01/2018		5,975	6,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 10/01/2037		$6,100	$5,608
7.500% due 02/15/2019		5,300	5,929
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		11,700	12,141
HBOS PLC
0.531% due 09/06/2017		5,100	3,700
6.750% due 05/21/2018		1,400	1,196
HCP, Inc.
6.700% due 01/30/2018		5,000	5,415
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		1,305	782
HSBC Bank PLC
4.125% due 08/12/2020		11,700	11,623
HSBC Bank USA N.A.
4.625% due 04/01/2014		400	410
4.875% due 08/24/2020		2,900	2,728
HSBC Capital Funding LP
4.610% due 12/29/2049		4,700	4,167
HSBC Finance Corp.
0.756% due 06/01/2016		8,000	7,140
6.676% due 01/15/2021		5,300	5,225
HSBC Holdings PLC
5.375% due 12/20/2012	EUR	298	410
6.375% due 10/18/2022	GBP	100	161
6.500% due 05/02/2036		$5,400	5,448
6.500% due 09/15/2037		125	123
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		3,700	3,751
ICICI Bank Ltd.
2.058% due 02/24/2014		1,600	1,567
4.750% due 11/25/2016		9,200	8,848
5.750% due 11/16/2020		14,450	13,670
Intergas Finance BV
6.375% due 05/14/2017		2,700	2,791
6.875% due 11/04/2011		378	378
International Lease Finance Corp.
5.650% due 06/01/2014		375	350
6.500% due 09/01/2014		21,750	21,859
6.625% due 11/15/2013		4,000	3,900
Intesa Sanpaolo SpA
2.708% due 02/24/2014		45,000	40,550
IPIC GMTN Ltd.
3.125% due 11/15/2015		2,500	2,538
5.000% due 11/15/2020		10,850	11,176
JPMorgan Chase & Co.
4.650% due 06/01/2014		705	747
4.950% due 03/25/2020		700	742
7.900% due 04/29/2049		16,200	16,741
JPMorgan Chase Bank N.A.
0.668% due 06/13/2016		2,600	2,388
Korea Exchange Bank
4.875% due 01/14/2016		700	722
LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	3,625	4,155
8.500% due 12/29/2049		$8,300	5,686
11.040% due 03/19/2020	GBP	600	819
LeasePlan Finance NV
3.750% due 03/18/2013	EUR	900	1,215
Lehman Brothers Holdings, Inc.
0.000% due 06/12/2013 (a)		3,472	1,116
Lloyds TSB Bank PLC
4.875% due 01/21/2016		$8,700	8,589
12.000% due 12/29/2049		12,800	11,759
M&T Capital Trust II
8.277% due 06/01/2027		500	502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Group Ltd.
6.250% due 01/14/2021		$100	$95
Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		910	1,015
MBNA Capital
1.054% due 02/01/2027		3,000	1,941
Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		3,400	3,371
6.400% due 08/28/2017		5,000	4,857
6.875% due 04/25/2018		17,900	17,948
MetLife, Inc.
5.375% due 12/15/2012		45	47
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,638
Morgan Stanley
1.853% due 01/24/2014		$7,800	7,282
5.950% due 12/28/2017		2,400	2,332
7.300% due 05/13/2019		28,400	29,342
MUFG Capital Finance Ltd.
6.346% due 07/29/2049		2,400	2,428
National Rural Utilities Cooperative Finance Corp.
4.750% due 03/01/2014		850	924
Nationwide Building Society
1.757% due 12/22/2016	EUR	3,700	4,736
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		$4,481	3,677
Provident Funding Associates LP
10.250% due 04/15/2017		400	392
Qatari Diar Finance QSC
3.500% due 07/21/2015		1,900	1,963
5.000% due 07/21/2020		3,100	3,325
QNB Finance Ltd.
3.125% due 11/16/2015		8,000	8,020
RCI Banque S.A.
2.116% due 04/11/2014		3,400	3,219
4.600% due 04/12/2016		4,200	4,131
Regions Financial Corp.
7.750% due 11/10/2014		3,500	3,526
Resona Bank Ltd.
5.850% due 09/29/2049		900	888
Royal Bank of Scotland Group PLC
2.723% due 08/23/2013		8,000	7,977
4.875% due 03/16/2015		7,700	7,549
5.000% due 11/12/2013		150	143
5.625% due 08/24/2020		4,000	3,875
6.000% due 06/29/2049	GBP	1,620	1,629
6.990% due 10/29/2049		$2,000	1,280
7.640% due 03/29/2049		300	146
7.648% due 08/29/2049		500	328
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		6,520	6,447
7.125% due 01/14/2014		1,000	1,022
7.175% due 05/16/2013		2,550	2,614
7.750% due 05/29/2018		400	421
Santander UK PLC
1.833% due 10/10/2017	EUR	2,100	2,426
1.840% due 08/28/2017 (l)		2,800	3,492
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$13,300	12,834
5.499% due 07/07/2015		10,800	10,706
SL Green Realty Corp.
5.000% due 08/15/2018		10,800	10,464
SLM Corp.
0.483% due 10/25/2011		100	100

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2013		$3,100	$3,036
5.050% due 11/14/2014		2,800	2,705
5.375% due 05/15/2014		4,900	4,827
5.625% due 08/01/2033		5,700	4,561
8.450% due 06/15/2018		12,900	13,448
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	600	716
4.875% due 07/15/2012		$4,100	3,844
State Bank of India
4.500% due 07/27/2015		9,100	9,120
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		1,616	1,672
Teco Finance, Inc.
6.750% due 05/01/2015		7,150	8,088
Telenet Finance III Luxembourg S.C.A
6.625% due 02/15/2021	EUR	1,500	1,829
Temasek Financial I Ltd.
4.300% due 10/25/2019		$9,950	10,656
Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016		2,600	2,366
UBS AG
5.750% due 04/25/2018		4,025	4,150
7.000% due 10/15/2015		500	545
7.152% due 12/29/2049	EUR	100	107
UBS Preferred Funding Trust V
6.243% due 05/29/2049		$2,500	1,881
UFJ Finance Aruba AEC
6.750% due 07/15/2013		250	269
UOB Cayman Ltd.
5.796% due 12/29/2049		1,700	1,622
Ventas Realty LP
6.750% due 04/01/2017		2,735	2,850
Virgin Media Secured Finance PLC
6.500% due 01/15/2018		4,000	4,270
7.000% due 01/15/2018	GBP	6,800	10,856
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		$3,300	3,160
6.800% due 11/22/2025		8,200	7,750
6.902% due 07/09/2020		2,100	2,068
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		3,300	3,341
6.875% due 05/29/2018		200	203
7.500% due 10/12/2011		300	300
Wachovia Bank N.A.
0.637% due 11/03/2014		3,500	3,295
0.677% due 03/15/2016		900	805
6.600% due 01/15/2038		3,000	3,457
Wachovia Corp.
0.619% due 10/15/2016		1,400	1,287
5.250% due 08/01/2014		500	525
Waha Aerospace BV
3.925% due 07/28/2020		5,220	5,377
Wells Fargo & Co.
5.625% due 12/11/2017		645	731
7.980% due 03/29/2049		5,600	5,796
Wells Fargo Capital X
5.950% due 12/01/2086		2,800	2,749
Wells Fargo Capital XIII
7.700% due 12/29/2049		15,700	15,778
Weyerhaeuser Co.
7.375% due 10/01/2019		5,400	5,980
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		800	685
11.750% due 07/15/2017		1,250	1,069

			1,085,625

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 30.8%
Adaro Indonesia PT
7.625% due 10/22/2019		$1,300	$1,287
AES El Salvador Trust
6.750% due 02/01/2016		17,300	17,040
Agile Property Holdings Ltd.
8.875% due 04/28/2017		3,650	2,664
Agilent Technologies, Inc.
5.500% due 09/14/2015		400	438
Aguila S.A.
7.875% due 01/31/2018		1,000	915
Alcoa, Inc.
6.150% due 08/15/2020		3,100	3,150
6.750% due 07/15/2018		700	752
Aleris International, Inc.
7.625% due 02/15/2018		1,500	1,354
Allison Transmission, Inc.
11.000% due 11/01/2015		1,400	1,456
ALROSA Finance S.A.
7.750% due 11/03/2020		10,500	10,001
8.875% due 11/17/2014		4,800	4,968
Altria Group, Inc.
9.250% due 08/06/2019		2,500	3,286
9.700% due 11/10/2018		13,100	17,402
America Movil S.A.B. de C.V.
5.000% due 10/16/2019		100	107
5.000% due 03/30/2020		1,300	1,386
5.750% due 01/15/2015		2,000	2,205
6.375% due 03/01/2035		300	327
American Airlines Pass-Through Trust
5.250% due 01/31/2021		2,796	2,544
7.000% due 01/31/2018		1,689	1,385
10.375% due 07/02/2019		3,285	3,581
American Airlines, Inc.
7.500% due 03/15/2016		6,200	5,239
American Stores Co.
7.100% due 03/20/2028		100	74
AmeriGas Partners LP
6.500% due 05/20/2021		3,000	2,910
Amgen, Inc.
5.700% due 02/01/2019		300	360
5.850% due 06/01/2017		100	119
Anadarko Petroleum Corp.
5.950% due 09/15/2016		6,100	6,684
6.375% due 09/15/2017		3,700	4,159
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		2,500	2,457
6.500% due 04/15/2040		400	382
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		7,400	8,648
ARAMARK Corp.
3.754% due 02/01/2015		1,950	1,814
8.500% due 02/01/2015		2,100	2,137
ArcelorMittal
6.125% due 06/01/2018		925	895
Ardagh Packaging Finance PLC
9.250% due 10/15/2020	EUR	2,000	2,100
Atlantic Richfield Co.
8.530% due 02/27/2012		$500	512
Audatex North America, Inc.
6.750% due 06/15/2018		3,700	3,691
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		3,808	3,751
Barrick Gold Finance Co.
4.875% due 11/15/2014		1,000	1,090

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berry Petroleum Co.
10.250% due 06/01/2014	$100	$112
Berry Plastics Corp.
4.999% due 02/15/2015	2,600	2,418
8.250% due 11/15/2015	6,400	6,544
9.750% due 01/15/2021	4,025	3,441
Biomet, Inc.
10.000% due 10/15/2017	5,442	5,632
10.375% due 10/15/2017 (b)	2,500	2,575
11.625% due 10/15/2017	12,845	13,391
Boston Scientific Corp.
4.500% due 01/15/2015	2,825	2,956
6.000% due 01/15/2020	2,300	2,586
Braskem Finance Ltd.
5.750% due 04/15/2021	11,850	10,933
Brocade Communications Systems, Inc.
6.875% due 01/15/2020	5,000	5,131
Building Materials Corp. of America
6.750% due 05/01/2021	4,250	4,048
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017	5,800	5,481
C8 Capital SPV Ltd.
6.640% due 12/29/2049	12,200	5,794
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018	6,400	3,840
CBS Corp.
5.625% due 08/15/2012	3,500	3,624
CCO Holdings LLC
7.000% due 01/15/2019	100	98
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016	1,900	1,378
Celanese U.S. Holdings LLC
6.625% due 10/15/2018	2,800	2,908
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	4,500	5,263
Cemex Finance LLC
9.500% due 12/14/2016	4,500	3,308
Cemex S.A.B. de C.V.
5.369% due 09/30/2015	8,700	5,307
Chart Industries, Inc.
9.125% due 10/15/2015	1,375	1,417
Charter Communications Operating LLC
8.000% due 04/30/2012	16,150	16,473
Cie Generale de Geophysique-Veritas
6.500% due 06/01/2021	4,000	3,620
7.750% due 05/15/2017	2,550	2,524
9.500% due 05/15/2016	3,250	3,348
Cisco Systems, Inc.
5.500% due 02/22/2016	500	577
Codelco, Inc.
7.500% due 01/15/2019	150	189
Columbia University
6.875% due 12/15/2015	500	592
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	315	346
Comcast Cable Communications LLC
7.125% due 06/15/2013	2,130	2,327
Comcast Corp.
5.300% due 01/15/2014	2,000	2,170
5.900% due 03/15/2016	2,900	3,323
6.500% due 01/15/2015	100	114
Community Health Systems, Inc.
8.875% due 07/15/2015	16,150	15,908
Concho Resources, Inc.
7.000% due 01/15/2021	600	600

See Accompanying Notes	Semiannual Report	September 30, 2011	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Consol Energy, Inc.
8.000% due 04/01/2017		$11,600	$12,180
Conti-Gummi Finance BV
8.500% due 07/15/2015	EUR	7,100	9,774
Continental Airlines Pass-Through Trust
4.750% due 01/12/2021		$4,200	4,032
6.000% due 01/12/2019		1,700	1,572
7.250% due 05/10/2021		1,142	1,188
9.000% due 07/08/2016		1,824	1,970
Continental Resources, Inc.
7.125% due 04/01/2021		1,400	1,421
Con-way, Inc.
7.250% due 01/15/2018		5,000	5,615
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		3,000	3,030
9.250% due 06/30/2020		4,600	4,140
Cox Communications, Inc.
7.125% due 10/01/2012		725	768
CPI International, Inc.
8.000% due 02/15/2018		1,000	905
CSC Holdings LLC
6.750% due 04/15/2012		375	382
7.625% due 07/15/2018		1,400	1,470
7.875% due 02/15/2018		3,090	3,260
8.500% due 04/15/2014		7,025	7,613
8.625% due 02/15/2019		5,700	6,284
CSN Islands IX Corp.
10.000% due 01/15/2015		4,300	4,985
CSN Islands VIII Corp.
9.750% due 12/16/2013		900	999
CSN Islands XI Corp.
6.875% due 09/21/2019		14,440	15,342
CSN Resources S.A.
6.500% due 07/21/2020		7,900	8,294
CSX Corp.
5.600% due 05/01/2017		5,000	5,713
CVS Pass-Through Trust
5.773% due 01/10/2033		394	411
6.036% due 12/10/2028		528	557
6.943% due 01/10/2030		2,851	3,212
7.507% due 01/10/2032		3,191	3,771
DaVita, Inc.
6.375% due 11/01/2018		7,200	6,930
Delhaize Group S.A.
5.700% due 10/01/2040		764	797
Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018		4,905	5,052
6.718% due 07/02/2024		98	97
7.750% due 06/17/2021		1,870	1,963
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		3,700	3,626
9.500% due 12/11/2019		2,350	2,186
Deutsche Telekom International Finance BV
3.125% due 04/11/2016		8,000	7,972
DFS Furniture Holdings PLC
9.750% due 07/15/2017	GBP	800	1,029
Digicel Ltd.
8.250% due 09/01/2017		$3,900	3,705
DISH DBS Corp.
6.375% due 10/01/2011		3,850	3,855
6.625% due 10/01/2014		1,400	1,423
7.000% due 10/01/2013		8,100	8,444
7.125% due 02/01/2016		3,340	3,398
7.750% due 05/31/2015		7,200	7,416
7.875% due 09/01/2019		1,900	1,948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dow Chemical Co.
4.850% due 08/15/2012		$950	$978
DP World Ltd.
6.850% due 07/02/2037		3,100	2,836
Ecopetrol S.A.
7.625% due 07/23/2019		13,370	15,710
El Paso Corp.
7.000% due 06/15/2017		3,650	4,111
7.875% due 06/15/2012		300	311
8.250% due 02/15/2016		9,384	10,978
12.000% due 12/12/2013		100	118
Encana Corp.
6.500% due 05/15/2019		700	840
Energy Transfer Partners LP
5.650% due 08/01/2012		5,200	5,361
9.700% due 03/15/2019		400	496
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	900	1,021
Enterprise Products Operating LLC
7.034% due 01/15/2068		$1,100	1,117
8.375% due 08/01/2066		7,525	7,805
Erac USA Finance LLC
6.375% due 10/15/2017		1,000	1,162
Exide Technologies
8.625% due 02/01/2018		750	701
FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,086
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		5,100	4,616
7.500% due 05/04/2020		6,200	5,890
Florida Gas Transmission Co. LLC
5.450% due 07/15/2020		3,000	3,382
Franz Haniel & Cie GmbH
6.750% due 10/23/2014	EUR	7,000	9,769
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		$6,800	7,301
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016		7,200	7,272
6.510% due 03/07/2022		1,300	1,277
7.288% due 08/16/2037		300	294
7.510% due 07/31/2013		1,350	1,421
8.146% due 04/11/2018		1,400	1,534
8.625% due 04/28/2034		6,540	7,586
9.250% due 04/23/2019		20,850	24,394
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		4,499	4,737
Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		84	84
Georgia-Pacific LLC
5.400% due 11/01/2020		4,900	5,001
7.125% due 01/15/2017		1,600	1,680
7.750% due 11/15/2029		4,100	4,762
8.000% due 01/15/2024		4,200	4,948
8.250% due 05/01/2016		2,861	3,164
8.875% due 05/15/2031		9,050	11,345
Gerdau Holdings, Inc.
7.000% due 01/20/2020		5,600	5,796
Gerdau Trade, Inc.
5.750% due 01/30/2021		15,200	14,554
Giant Funding Corp.
8.250% due 02/01/2018		1,100	1,106
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,400	4,986
Graham Packaging Co. LP
8.250% due 10/01/2018		600	606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	2,700	$4,686
Grohe Holding GmbH
4.480% due 01/15/2014	EUR	2,425	3,005
5.528% due 09/15/2017		800	970
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$9,800	10,339
Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	400	429
Harvest Operations Corp.
6.875% due 10/01/2017		$1,100	1,106
HCA, Inc.
6.375% due 01/15/2015		100	98
6.500% due 02/15/2020		18,072	17,711
7.190% due 11/15/2015		1,800	1,755
7.250% due 09/15/2020		2,600	2,639
7.875% due 02/15/2020		3,600	3,744
8.500% due 04/15/2019		9,350	9,958
9.000% due 12/15/2014		130	137
9.875% due 02/15/2017		1,885	2,045
Health Management Associates, Inc.
6.125% due 04/15/2016		390	385
HeidelbergCement Finance BV
6.750% due 12/15/2015	EUR	600	814
7.500% due 10/31/2014		8,900	12,192
8.000% due 01/31/2017		1,400	1,833
Hewlett-Packard Co.
6.500% due 07/01/2012		$500	519
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		6,075	5,042
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		3,400	3,672
7.625% due 04/09/2019		1,900	2,270
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		5,020	5,149
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	2,000	1,849
8.500% due 02/15/2016		$2,200	1,639
Insight Communications Co., Inc.
9.375% due 07/15/2018		1,300	1,462
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,100	1,018
9.500% due 06/15/2016		15,450	15,701
Jarden Corp.
6.125% due 11/15/2022		2,500	2,456
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		3,100	3,077
KazMunayGas National Co.
6.375% due 04/09/2021		13,100	12,740
7.000% due 05/05/2020		6,500	6,524
8.375% due 07/02/2013		6,000	6,300
9.125% due 07/02/2018		6,000	6,810
11.750% due 01/23/2015		6,500	7,459
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014		2,100	2,281
5.300% due 09/15/2020		10,300	11,198
5.850% due 09/15/2012		600	625
5.950% due 02/15/2018		3,100	3,536
Kraft Foods, Inc.
6.500% due 08/11/2017		1,000	1,189
Legrand France S.A.
8.500% due 02/15/2025		75	93
LifePoint Hospitals, Inc.
6.625% due 10/01/2020		550	544
Limited Brands, Inc.
6.900% due 07/15/2017		2,000	2,105

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Linn Energy LLC
7.750% due 02/01/2021		$1,900	$1,910
Listrindo Capital BV
9.250% due 01/29/2015		300	295
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		3,500	2,730
Lyondell Chemical Co.
8.000% due 11/01/2017		5,019	5,433
11.000% due 05/01/2018		14,600	15,841
Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		1,000	1,182
Merck & Co, Inc.
6.000% due 09/15/2017		130	159
Meritor, Inc.
8.125% due 09/15/2015		6,085	5,416
MGM Resorts International
11.125% due 11/15/2017		3,000	3,308
Michael Foods, Inc.
9.750% due 07/15/2018		1,900	1,971
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		1,300	1,465
Multiplan, Inc.
9.875% due 09/01/2018		1,500	1,492
Mylan, Inc.
6.000% due 11/15/2018		300	293
7.625% due 07/15/2017		1,350	1,411
7.875% due 07/15/2020		2,300	2,415
Nakilat, Inc.
6.067% due 12/31/2033		4,100	4,459
Nalco Co.
6.625% due 01/15/2019		1,700	1,870
New Albertson’s, Inc.
6.570% due 02/23/2028		800	603
7.750% due 06/15/2026		2,250	1,856
Newfield Exploration Co.
6.875% due 02/01/2020		5,300	5,486
7.125% due 05/15/2018		3,800	3,952
Nielsen Finance LLC
7.750% due 10/15/2018		500	512
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013		1,900	1,938
Noble Group Ltd.
4.875% due 08/05/2015		4,300	3,992
6.625% due 08/05/2020		4,300	3,806
6.750% due 01/29/2020		15,900	14,067
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		1,131	1,092
Northwest Pipeline GP
7.000% due 06/15/2016		5,000	5,928
Novelis, Inc.
8.375% due 12/15/2017		650	647
8.750% due 12/15/2020		8,650	8,520
NXP BV
4.355% due 10/15/2013	EUR	2,327	2,993
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$12,100	12,100
OI European Group BV
6.750% due 09/15/2020	EUR	1,300	1,607
6.875% due 03/31/2017		870	1,107
Oil States International, Inc.
6.500% due 06/01/2019		$6,075	5,969
Oshkosh Corp.
8.250% due 03/01/2017		1,000	975
8.500% due 03/01/2020		900	878

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OXEA Finance & Cy S.C.A
9.500% due 07/15/2017		$4,684	$4,579
9.625% due 07/15/2017	EUR	1,235	1,580
PACCAR, Inc.
1.517% due 09/14/2012		$300	303
Peabody Energy Corp.
6.500% due 09/15/2020		3,800	4,014
Pearson Dollar Finance PLC
5.500% due 05/06/2013		785	836
5.700% due 06/01/2014		1,000	1,101
Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	16,800	20,794
5.750% due 03/01/2018		$4,630	5,058
Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	6,400	9,178
Petrobras International Finance Co.
5.375% due 01/27/2021		$35,000	35,735
7.875% due 03/15/2019		19,320	22,604
Petrohawk Energy Corp.
7.250% due 08/15/2018		4,400	5,049
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		800	553
5.000% due 10/28/2015		5,600	3,402
5.250% due 04/12/2017		300	172
5.375% due 04/12/2027		1,000	468
8.500% due 11/02/2017		4,000	2,670
Petroleos Mexicanos
4.875% due 03/15/2015		13,680	14,467
5.500% due 01/21/2021		5,200	5,512
8.000% due 05/03/2019		13,540	16,654
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		5,647	5,590
9.750% due 08/14/2019		1,400	1,670
Petroliam Nasional Bhd.
7.750% due 08/15/2015		300	356
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		300	294
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		325	301
Plains Exploration & Production Co.
6.625% due 05/01/2021		3,600	3,550
Polymer Group, Inc.
7.750% due 02/01/2019		300	301
Pride International, Inc.
6.875% due 08/15/2020		1,500	1,736
8.500% due 06/15/2019		6,500	8,168
Pulte Group, Inc.
5.250% due 01/15/2014		10,500	10,054
Quebecor Media, Inc.
7.750% due 03/15/2016		7,072	7,100
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		2,000	1,715
Rain CII Carbon LLC
8.000% due 12/01/2018		1,400	1,407
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,600	6,996
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,500	1,358
7.125% due 04/15/2019		5,300	4,956
7.875% due 08/15/2019		900	873
8.250% due 02/15/2021		1,700	1,351
8.750% due 10/15/2016		8,500	8,564
9.000% due 05/15/2018		4,000	3,400
Rhodia S.A.
4.355% due 10/15/2013	EUR	3,981	5,346

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 09/15/2020		$2,300	$2,656
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		400	473
Rockies Express Pipeline LLC
5.625% due 04/15/2020		7,000	6,668
6.250% due 07/15/2013		1,000	1,065
Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		1,050	1,063
Rogers Communications, Inc.
6.750% due 03/15/2015		2,100	2,460
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		4,200	3,654
RZD Capital Ltd.
5.739% due 04/03/2017		9,800	9,785
SABIC Capital I BV
3.000% due 11/02/2015		4,000	4,050
SandRidge Energy, Inc.
7.500% due 03/15/2021		2,400	2,220
8.000% due 06/01/2018		4,005	3,785
8.750% due 01/15/2020		2,400	2,364
9.875% due 05/15/2016		1,500	1,552
Scientific Games International, Inc.
9.250% due 06/15/2019		900	911
SEACOR Holdings, Inc.
5.875% due 10/01/2012		500	516
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		1,000	852
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		2,900	2,717
Sino-Forest Corp.
6.250% due 10/21/2017		2,030	528
Smurfit Kappa Acquisitions
7.750% due 11/15/2019	EUR	6,400	8,231
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		$3,385	3,266
Southern Natural Gas Co.
7.350% due 02/15/2031		150	177
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		3,800	4,066
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,800	2,358
Steel Dynamics, Inc.
6.750% due 04/01/2015		$500	494
7.375% due 11/01/2012		5,000	5,125
7.750% due 04/15/2016		3,000	2,970
STHI Holding Corp.
8.000% due 03/15/2018		1,000	970
SunGard Data Systems, Inc.
10.625% due 05/15/2015		800	838
Teck Resources Ltd.
3.850% due 08/15/2017		1,500	1,584
10.250% due 05/15/2016		7,000	8,237
10.750% due 05/15/2019		10,300	12,815
Telefonica Emisiones S.A.U.
0.594% due 02/04/2013		200	192
6.221% due 07/03/2017		800	810
Telenet Finance Luxembourg S.C.A
6.375% due 11/15/2020	EUR	1,200	1,453
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$2,317	2,367
Tesco PLC
5.500% due 11/15/2017		9,475	11,072
Time Warner Cable, Inc.
5.400% due 07/02/2012		300	310

See Accompanying Notes	Semiannual Report	September 30, 2011	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tomkins LLC
9.000% due 10/01/2018		$5,400	$5,562
Transocean, Inc.
4.950% due 11/15/2015		5,200	5,484
Trinidad Drilling Ltd.
7.875% due 01/15/2019		600	600
UAL Equipment Trust AB
10.850% due 02/19/2015 (a)		753	346
UAL Pass-Through Trust
7.336% due 07/02/2019		403	363
9.750% due 01/15/2017		8,982	9,836
10.400% due 05/01/2018		1,818	1,964
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	200	268
Univision Communications, Inc.
8.500% due 05/15/2021		$4,150	3,258
UPC Holding BV
8.375% due 08/15/2020	EUR	13,000	15,065
UPCB Finance II Ltd.
6.375% due 07/01/2020		8,400	9,735
UPCB Finance Ltd.
7.625% due 01/15/2020		4,000	5,011
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		$1,800	1,817
9.500% due 01/21/2020		2,100	2,016
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,400	1,491
Vale Overseas Ltd.
4.625% due 09/15/2020		6,200	6,076
8.250% due 01/17/2034		1,525	1,873
Valeant Pharmaceuticals International
6.500% due 07/15/2016		3,200	2,992
6.750% due 08/15/2021		10,375	9,039
6.875% due 12/01/2018		5,300	4,823
7.000% due 10/01/2020		1,800	1,602
Valero Energy Corp.
6.125% due 06/15/2017		230	256
6.875% due 04/15/2012		1,625	1,674
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		4,200	3,874
Volkswagen International Finance NV
4.000% due 08/12/2020		4,800	4,852
WellPoint, Inc.
6.800% due 08/01/2012		500	524
Windstream Corp.
7.750% due 10/15/2020		1,300	1,274
7.875% due 11/01/2017		2,900	2,951
8.125% due 08/01/2013		400	423
8.625% due 08/01/2016		2,265	2,344
WMG Acquisition Corp.
9.500% due 06/15/2016		7,600	7,733
Wynn Las Vegas LLC
7.750% due 08/15/2020		4,100	4,325
Xerox Corp.
6.400% due 03/15/2016		800	887
Yanlord Land Group Ltd.
10.625% due 03/29/2018		3,600	2,376
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	12,400	16,031

			1,426,427

UTILITIES 6.9%
AES Corp.
8.000% due 10/15/2017		$100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 06/01/2020		$4,400	$4,422
AES Panama S.A.
6.350% due 12/21/2016		200	216
AES Red Oak LLC
8.540% due 11/30/2019		2,008	2,068
9.200% due 11/30/2029		150	155
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		1,700	1,712
6.103% due 06/27/2012		5,400	5,522
7.700% due 08/07/2013		2,100	2,229
8.700% due 08/07/2018		12,300	14,283
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		400	431
Beaver Valley Funding
9.000% due 06/01/2017		167	179
BP Capital Markets PLC
3.625% due 05/08/2014		1,200	1,261
3.750% due 06/17/2013		3,960	4,100
4.500% due 11/08/2012	EUR	950	1,308
4.750% due 03/10/2019		$200	222
5.250% due 11/07/2013		2,000	2,155
British Telecommunications PLC
8.750% due 12/07/2016	GBP	2,576	4,927
Calpine Corp.
7.250% due 10/15/2017		$4,800	4,656
7.875% due 07/31/2020		2,000	1,940
Carolina Power & Light Co.
5.125% due 09/15/2013		750	811
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		13,310	15,040
CenturyLink, Inc.
6.000% due 04/01/2017		5,000	4,907
CMS Energy Corp.
4.250% due 09/30/2015		1,400	1,385
5.050% due 02/15/2018		3,100	3,081
6.250% due 02/01/2020		2,100	2,178
Colbun S.A.
6.000% due 01/21/2020		700	719
Dominion Resources, Inc.
5.700% due 09/17/2012		260	271
Duke Energy Carolinas LLC
5.625% due 11/30/2012		225	236
Duke Energy Corp.
5.050% due 09/15/2019		250	283
E.CL S.A.
5.625% due 01/15/2021		3,500	3,676
Enel Finance International NV
5.700% due 01/15/2013		4,850	4,962
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,000	2,925
Entergy Corp.
3.625% due 09/15/2015		1,800	1,804
Expro Finance Luxembourg S.C.A
8.500% due 12/15/2016		600	525
FirstEnergy Solutions Corp.
6.050% due 08/15/2021		100	111
France Telecom S.A.
4.375% due 07/08/2014		200	214
Frontier Communications Corp.
6.625% due 03/15/2015		2,575	2,607
7.000% due 11/01/2025		400	346
7.125% due 03/15/2019		900	862
7.875% due 04/15/2015		900	907
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014		10,000	11,166

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indo Energy Finance BV
7.000% due 05/07/2018		$2,200	$1,980
International Endesa BV
6.125% due 07/05/2012	GBP	1,080	1,719
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		$1,900	2,026
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		100	100
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		9,200	9,269
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	2,750	4,745
Korea Electric Power Corp.
3.000% due 10/05/2015		$700	685
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,400	1,376
6.250% due 06/17/2014		3,185	3,454
Majapahit Holding BV
7.250% due 06/28/2017		1,600	1,741
7.750% due 10/17/2016		700	780
7.750% due 01/20/2020		6,400	7,142
8.000% due 08/07/2019		4,900	5,537
MidAmerican Energy Holdings Co.
5.875% due 10/01/2012		300	315
Midwest Generation LLC
8.560% due 01/02/2016		370	364
Nevada Power Co.
5.875% due 01/15/2015		450	503
6.500% due 05/15/2018		6,050	7,277
6.750% due 07/01/2037		25	34
NGPL PipeCo LLC
6.514% due 12/15/2012		900	937
7.119% due 12/15/2017		6,400	6,762
NRG Energy, Inc.
7.375% due 01/15/2017		5,130	5,316
8.250% due 09/01/2020		6,100	5,795
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		500	575
Progress Energy, Inc.
6.850% due 04/15/2012		400	413
PSEG Power LLC
5.320% due 09/15/2016		990	1,097
5.500% due 12/01/2015		900	996
6.950% due 06/01/2012		270	280
Puget Energy, Inc.
6.500% due 12/15/2020		5,000	5,109
Qtel International Finance Ltd.
3.375% due 10/14/2016		900	905
4.750% due 02/16/2021		6,300	6,324
5.000% due 10/19/2025		1,000	983
6.500% due 06/10/2014		500	547
Qwest Corp.
6.500% due 06/01/2017		1,300	1,349
7.250% due 09/15/2025		2,250	2,182
7.250% due 10/15/2035		1,365	1,317
7.500% due 06/15/2023		3,900	3,872
7.625% due 06/15/2015		1,750	1,881
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		3,180	3,446
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		600	656
5.832% due 09/30/2016		1,164	1,258
5.838% due 09/30/2027		1,370	1,514
6.332% due 09/30/2027		500	562
6.750% due 09/30/2019		3,750	4,472

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sierra Pacific Power Co.
6.000% due 05/15/2016		$1,700	$1,957
6.750% due 07/01/2037		25	34
Southern California Edison Co.
5.000% due 01/15/2014		100	109
Sprint Capital Corp.
8.375% due 03/15/2012		7,275	7,384
8.750% due 03/15/2032		3,700	3,233
Sprint Nextel Corp.
6.000% due 12/01/2016		5,145	4,450
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	10,108
Telesat LLC
11.000% due 11/01/2015		$4,220	4,536
Tenaska Alabama Partners LP
7.000% due 06/30/2021		136	142
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		13,075	13,663
TNK-BP Finance S.A.
6.125% due 03/20/2012		1,000	1,015
6.625% due 03/20/2017		10,800	10,827
7.250% due 02/02/2020		7,300	7,391
7.500% due 03/13/2013		600	620
7.500% due 07/18/2016		16,000	16,642
7.875% due 03/13/2018		9,300	9,765
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	100	107
Verizon Communications, Inc.
5.550% due 02/15/2016		$400	457
8.750% due 11/01/2018		1,500	2,014
Verizon New York, Inc.
6.875% due 04/01/2012		25	26
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		4,000	3,690
7.748% due 02/02/2021		1,900	1,598
9.125% due 04/30/2018		900	878
Virginia Electric and Power Co.
4.750% due 03/01/2013		245	258
Vodafone Group PLC
4.150% due 06/10/2014		250	269
5.625% due 02/27/2017		800	918

			320,589

Total Corporate Bonds & Notes (Cost $2,900,438)			2,832,641

CONVERTIBLE BONDS & NOTES 0.3%

BANKING & FINANCE 0.1%
Boston Properties LP
2.875% due 02/15/2037		3,300	3,329

INDUSTRIALS 0.2%
Transocean, Inc.
1.500% due 12/15/2037		8,300	8,201

Total Convertible Bonds & Notes (Cost $11,046)			11,530

MUNICIPAL BONDS & NOTES 4.7%

ALASKA 0.0%
Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046		200	127

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CALIFORNIA 2.4%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$2,000	$2,386
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	2,950	3,842
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	12,200	15,860
7.043% due 04/01/2050	3,000	4,027
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	4,900	5,832
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	10,300	12,753
7.700% due 11/01/2030	2,500	2,850
7.950% due 03/01/2036	1,200	1,363
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	2,000	2,211
California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	430
7.021% due 08/01/2040	600	645
California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	100	103
Chino Valley, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	850	449
Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2020	500	339
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	980	687
5.750% due 06/01/2047	1,950	1,377
Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	900	1,217
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	4,100	4,837
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	1,973
7.618% due 08/01/2040	3,100	3,837
Los Angeles, California Department of Water & Power Revenue Bonds, (AMBAC Insured), Series 2007
5.000% due 07/01/2044	1,500	1,572
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,800	2,398
Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2022	700	742
4.500% due 07/01/2023	800	840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	$700	$718
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	6,200	7,135
5.813% due 06/01/2040	5,800	6,596
Napa Valley, California Unified School District General Obligation Notes, (BABs), Series 2010
6.507% due 08/01/2043	1,704	2,005
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	2,550	3,438
Poway, California Unified School District General Obligation Notes, Series 2011
0.000% due 08/01/2033	4,350	1,213
Riverside, California Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	3,800	5,100
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,476
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,400	1,453
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	550	380
5.125% due 06/01/2046	300	196
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	1,000	1,164
6.548% due 05/15/2048	2,000	2,417
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	900	1,002
6.296% due 05/15/2050	600	650

		108,513

ILLINOIS 0.0%
Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	888
Chicago, Illinois Water Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	300	385
Chicago, Illinois Water Revenue Bonds, Series 2010
6.642% due 11/01/2029	100	118

		1,391

INDIANA 0.2%
Indiana State Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	2,150	2,544
Indiana State Finance Authority Wastewater Utility Revenue Bonds, Series 2011
5.250% due 10/01/2038	4,000	4,319

		6,863

IOWA 0.0%
Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,090	1,974

See Accompanying Notes	Semiannual Report	September 30, 2011	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.0%
Kentucky State Property & Buildings Commission Revenue Bonds, (NPFGC Insured), Series 2003
5.020% due 10/01/2014	$500	$551

MASSACHUSETTS 0.1%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	3,750	4,135

MINNESOTA 0.0%
St. Louis Park, Minnesota Revenue Bonds, Series 2009
5.750% due 07/01/2039	700	722

NEW JERSEY 0.1%
New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	1,000	726
5.000% due 06/01/2041	1,930	1,248
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,300	1,741

		3,715

NEW YORK 0.9%
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	200	237
5.790% due 06/15/2041	6,000	6,615
5.882% due 06/15/2044	1,100	1,360
6.282% due 06/15/2042	900	1,031
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	4,200	4,957
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	3,000	3,771
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	510	556
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	18,600	21,640
New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	400	455
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	2,000	2,360
New York State Urban Development Corp. Revenue Notes, Series 2003
4.970% due 12/15/2012	500	526

		43,508

OHIO 0.5%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	2,700	2,987
8.084% due 02/15/2050	5,855	8,328
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	100	75
5.875% due 06/01/2047	9,900	6,958
6.000% due 06/01/2042	4,805	3,454

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/01/2047	$3,700	$2,838

		24,640

PENNSYLVANIA 0.0%
Adams County, Pennsylvania General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
4.750% due 11/15/2028	1,000	1,001

TENNESSEE 0.1%
Nashville & Davidson County, Tennessee Metropolitan Government Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	127
6.693% due 07/01/2041	1,000	1,265
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	1,800	1,932

		3,324

TEXAS 0.0%
North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	1,300	1,649

WEST VIRGINIA 0.4%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	24,020	17,491

Total Municipal Bonds & Notes (Cost $191,271)		219,604

U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
0.680% due 10/18/2030	9	9
0.735% due 03/25/2017	37	37
1.452% due 03/01/2044	81	83
4.542% due 12/01/2036	142	149
5.000% due 02/25/2017 - 11/01/2035	550	590
5.500% due 03/01/2037	153	166
6.500% due 06/25/2028	136	150
6.850% due 12/18/2027	126	146
Farm Credit Bank
7.561% due 11/29/2049	500	506
Freddie Mac
0.729% due 09/15/2030	31	31
1.451% due 10/25/2044	175	180
1.452% due 02/25/2045	29	28
1.652% due 07/25/2044	310	316
2.484% due 05/01/2023	14	14
5.500% due 09/15/2017 - 07/01/2038	691	747
6.500% due 07/25/2043	14	16
7.000% due 06/15/2013	24	25
Ginnie Mae
2.125% due 11/20/2023 - 11/20/2027	64	66
2.375% due 03/20/2026 - 05/20/2026	51	53
2.625% due 07/20/2026	26	27
6.569% due 09/16/2026	156	160
9.250% due 12/20/2019 - 06/20/2021	14	16
New Valley Generation
7.299% due 03/15/2019	642	782

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Private Export Funding Corp.
4.550% due 05/15/2015	$750	$845
Small Business Administration
4.340% due 03/01/2024	168	181
4.504% due 02/10/2014	23	25
5.130% due 09/01/2023	33	36
6.030% due 02/10/2012	325	331
6.900% due 12/01/2020	450	500
7.150% due 03/01/2017	140	153
7.300% due 05/01/2017	101	111
Vendee Mortgage Trust
6.000% due 12/15/2030	1,000	1,146

Total U.S. Government Agencies (Cost $7,087)		7,625

U.S. TREASURY OBLIGATIONS 0.3%
U.S. Treasury Bonds
4.375% due 05/15/2041 (g)(h)	10,700	13,868

Total U.S. Treasury Obligations (Cost $13,756)		13,868

MORTGAGE-BACKED SECURITIES 5.4%
Adjustable Rate Mortgage Trust
2.536% due 01/25/2035	4,901	4,634
5.237% due 01/25/2036	407	325
American General Mortgage Loan Trust
5.150% due 03/25/2058	1,642	1,683
American Home Mortgage Assets
0.445% due 10/25/2046	1,567	785
American Home Mortgage Investment Trust
2.037% due 09/25/2045	339	264
Banc of America Funding Corp.
0.719% due 07/26/2036	1,445	1,421
0.735% due 06/26/2035	5,000	4,422
2.780% due 09/20/2035	186	128
5.622% due 03/20/2036	364	289
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2034	307	273
2.882% due 02/25/2036	117	87
5.000% due 05/25/2034	24	24
5.061% due 11/25/2034	228	198
5.500% due 12/25/2020	539	546
5.563% due 11/20/2046	7,698	5,679
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.492% due 02/10/2051	2,220	2,331
5.916% due 02/10/2051	10,000	10,575
Bear Stearns Adjustable Rate Mortgage Trust
2.710% due 03/25/2035	4,543	4,235
2.727% due 10/25/2035	849	837
2.767% due 02/25/2033	5	4
2.866% due 01/25/2034	9	8
2.957% due 01/25/2034	28	26
4.629% due 01/25/2035	70	59
5.194% due 08/25/2035	3,787	3,019
5.195% due 05/25/2047	1,226	798
5.653% due 02/25/2036	410	244
5.680% due 02/25/2033	23	21
Bear Stearns Alt-A Trust
2.599% due 05/25/2035	93	73
2.772% due 09/25/2035	1,956	1,328
3.883% due 08/25/2036 (a)	629	127
5.064% due 11/25/2036	548	310
Bear Stearns Commercial Mortgage Securities
5.295% due 10/12/2042	200	221

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CDC Commercial Mortgage Trust
6.005% due 05/15/2035		$5,367	$5,397
Citigroup Mortgage Loan Trust, Inc.
2.500% due 12/25/2035		1,580	1,364
2.660% due 12/25/2035		277	239
2.701% due 08/25/2035		395	189
2.736% due 03/25/2034		100	89
5.070% due 05/25/2035		2,279	1,992
5.624% due 09/25/2037 (a)		1,990	1,195
Citimortgage Alternative Loan Trust
6.000% due 06/25/2037		355	252
Countrywide Alternative Loan Trust
0.426% due 12/20/2046		2,870	1,436
0.440% due 07/20/2046		1,351	519
0.465% due 08/25/2046		353	60
0.510% due 09/20/2046		600	65
0.543% due 11/20/2035		549	312
0.585% due 06/25/2037		512	77
1.242% due 12/25/2035		536	312
5.164% due 10/25/2035		365	278
5.500% due 11/25/2035		2,991	2,071
5.500% due 01/25/2036		970	674
5.750% due 03/25/2037		491	335
6.000% due 10/25/2032		1	1
6.250% due 11/25/2036 (a)		4,124	3,083
Countrywide Home Loan Mortgage Pass-Through Trust
0.465% due 05/25/2035		247	156
0.535% due 04/25/2046		483	95
0.575% due 06/25/2035		496	431
2.699% due 04/20/2035		721	654
2.711% due 07/20/2034		955	787
2.796% due 10/19/2032		7	5
3.111% due 02/25/2034		1,127	931
5.000% due 04/25/2035		1,223	1,155
5.500% due 12/25/2035		2,005	1,736
6.000% due 05/25/2036		1,017	882
6.000% due 01/25/2037		19,508	16,870
Credit Suisse First Boston Mortgage Securities Corp.
2.439% due 06/25/2033		655	601
6.000% due 01/25/2036		3,039	1,842
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040		500	530
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036		722	429
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018		308	317
5.040% due 10/25/2035		364	249
5.500% due 12/25/2035		683	495
6.300% due 07/25/2036 (a)		601	297
EMF-NL
2.406% due 04/17/2041	EUR	2,000	2,144
2.506% due 10/17/2039		1	1
First Horizon Asset Securities, Inc.
2.741% due 02/25/2035		$1,000	856
5.688% due 02/25/2036		1,435	1,258
5.750% due 05/25/2037		3,563	2,954
General Electric Capital Assurance Co.
5.254% due 05/12/2035		596	627
GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038		10,649	10,780
GMAC Mortgage Corp. Loan Trust
5.126% due 11/19/2035		489	416
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		7	7
Greenpoint Mortgage Pass-Through Certificates
2.810% due 10/25/2033		1,007	813

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Corp.
1.142% due 03/06/2020	$2,500	$2,483
GSR Mortgage Loan Trust
2.259% due 06/25/2034	365	315
2.738% due 11/25/2035	4,592	4,059
2.756% due 09/25/2035	1,221	1,140
2.775% due 05/25/2034	1,496	1,249
2.795% due 01/25/2036	458	337
5.252% due 11/25/2035	317	240
6.000% due 02/25/2036	6,827	5,960
6.000% due 03/25/2037	1,442	1,315
6.000% due 05/25/2037	778	750
Harborview Mortgage Loan Trust
0.420% due 01/19/2038	1,821	1,100
Homebanc Mortgage Trust
5.694% due 04/25/2037	369	297
Indymac Index Mortgage Loan Trust
0.475% due 07/25/2035	136	77
0.505% due 06/25/2037	492	86
JPMorgan Mortgage Trust
2.727% due 08/25/2035	1,929	1,401
2.780% due 04/25/2035	4,620	3,830
4.550% due 07/25/2035	394	349
5.314% due 07/27/2037	3,817	2,915
5.333% due 07/25/2035	700	672
5.620% due 04/25/2036	492	457
5.738% due 06/25/2037	7,241	6,426
5.750% due 01/25/2036	1,412	1,330
JPMorgan Re-REMIC
0.687% due 06/26/2036	3,955	3,532
0.736% due 03/26/2037	3,359	2,999
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,846
5.424% due 02/15/2040	740	785
5.866% due 09/15/2045	700	755
MASTR Adjustable Rate Mortgages Trust
0.475% due 05/25/2037	336	146
0.575% due 05/25/2047	500	57
2.504% due 08/25/2034	116	109
2.647% due 11/25/2033	62	52
2.721% due 11/21/2034	435	425
MASTR Alternative Loans Trust
0.635% due 03/25/2036	802	214
MASTR Asset Securitization Trust
5.500% due 09/25/2033	660	692
Merrill Lynch Alternative Note Asset
4.976% due 06/25/2037 (a)	461	212
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036	3,952	2,644
2.837% due 05/25/2034	754	695
5.418% due 12/25/2035	5,457	4,522
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	750	778
6.166% due 08/12/2049	300	317
MLCC Mortgage Investors, Inc.
1.653% due 10/25/2035	2,442	2,123
Morgan Stanley Capital
5.692% due 04/15/2049	1,200	1,250
6.080% due 06/11/2049	3,400	3,623
Morgan Stanley Mortgage Loan Trust
2.277% due 06/25/2036	135	116
5.087% due 07/25/2035	8,260	6,964
6.000% due 10/25/2037 (a)	12,390	8,718
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	418	334

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Provident Funding Mortgage Loan Trust
2.602% due 08/25/2033	$285	$280
RBSGC Mortgage Pass-Through Certificates
5.500% due 11/25/2035	5,892	4,667
RBSSP Resecuritization Trust
0.538% due 03/26/2037	4,528	4,052
0.735% due 09/26/2034	1,305	1,174
0.735% due 03/26/2036	2,263	2,148
0.735% due 04/26/2037	1,389	1,269
Residential Accredit Loans, Inc.
0.435% due 12/25/2046 (a)	586	124
0.465% due 05/25/2037	628	143
1.950% due 02/25/2035	342	244
5.714% due 02/25/2036 (a)	307	140
Residential Asset Securitization Trust
0.635% due 01/25/2046 (a)	1,961	831
Residential Funding Mortgage Securities
3.033% due 09/25/2035	530	338
3.315% due 02/25/2036	332	225
Salomon Brothers Mortgage Securities, Inc.
0.735% due 05/25/2032	48	38
Structured Adjustable Rate Mortgage Loan Trust
2.535% due 09/25/2035	7,958	6,183
2.540% due 01/25/2035	760	590
2.585% due 01/25/2036 (a)	48	38
5.568% due 03/25/2036	325	212
Structured Asset Mortgage Investments, Inc.
0.455% due 05/25/2036	2,837	1,472
0.495% due 05/25/2046 (a)	380	39
Structured Asset Securities Corp.
2.480% due 06/25/2033	842	743
Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020	1,904	1,671
Wachovia Mortgage Loan Trust LLC
5.088% due 08/20/2035	2,904	2,486
5.241% due 10/20/2035	355	331
WaMu Mortgage Pass-Through Certificates
0.555% due 08/25/2045	1,861	1,431
0.942% due 02/25/2047	1,463	825
0.992% due 06/25/2047	503	147
1.052% due 12/25/2046	625	412
1.122% due 10/25/2046	2,740	1,706
1.242% due 08/25/2046	4,731	2,994
1.442% due 11/25/2042	6	5
1.642% due 06/25/2042	11	8
1.642% due 08/25/2042	13	11
2.255% due 03/25/2033	195	180
2.501% due 10/25/2035	227	208
2.580% due 06/25/2033	247	237
2.600% due 02/27/2034	15	14
2.643% due 02/25/2037	1,333	933
2.838% due 07/25/2046	1,974	1,366
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.002% due 04/25/2047	662	113
1.012% due 04/25/2047	627	167
1.082% due 05/25/2047	633	147
Washington Mutual MSC Mortgage Pass-Through Certificates
2.262% due 02/25/2033	2	2
Wells Fargo Mortgage-Backed Securities Trust
0.735% due 07/25/2037	685	536
2.537% due 09/25/2033	339	318
2.720% due 06/25/2035	1,984	1,839
2.724% due 10/25/2035	1,727	1,496
2.731% due 03/25/2036	2,534	2,129

See Accompanying Notes	Semiannual Report	September 30, 2011	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.734% due 07/25/2036		$529	$393
2.738% due 04/25/2036		242	183
2.741% due 04/25/2035		454	423
2.742% due 07/25/2036		1,463	1,101
2.744% due 05/25/2036		1,038	774
4.692% due 12/25/2033		306	304
4.930% due 12/25/2034		489	445
6.000% due 04/25/2037		3,100	2,864
6.068% due 11/25/2037		4,584	3,542

Total Mortgage-Backed Securities (Cost $256,742)			250,619

ASSET-BACKED SECURITIES 1.0%
AEP Texas Central Transition Funding LLC
6.250% due 01/15/2017		750	881
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		1,305	1,265
7.001% due 09/20/2022		8,700	7,994
Avoca CLO BV
1.974% due 09/15/2021	EUR	7,748	9,606
Bear Stearns Asset-Backed Securities Trust
0.785% due 10/25/2034		$3,442	3,301
1.485% due 08/25/2037		2,641	1,539
Countrywide Asset-Backed Certificates
0.385% due 02/25/2037		3,380	2,080
5.595% due 08/25/2035		1,000	668
Denver Arena Trust
6.940% due 11/15/2019		167	172
Detroit Edison Securitization Funding LLC
6.420% due 03/01/2015		579	610
Equity One ABS, Inc.
4.145% due 04/25/2034		130	124
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036		2	2
0.345% due 11/25/2036		600	553
GSAA Trust
0.535% due 03/25/2037		565	272
0.535% due 05/25/2047		700	398
JCP&L Transition Funding LLC
6.160% due 06/05/2019		650	772
JPMorgan Mortgage Acquisition Corp.
0.295% due 03/25/2047		220	179
Lehman XS Trust
0.465% due 06/25/2046 (a)		201	12
Morgan Stanley Mortgage Loan Trust
0.595% due 04/25/2037		508	197
5.726% due 10/25/2036		442	243
Moselle CLO S.A.
1.813% due 01/06/2020	EUR	3,621	4,517
Nationstar Home Equity Loan Trust
0.355% due 04/25/2037		$22	22
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)		276	79
SLM Student Loan Trust
6.229% due 07/15/2042		7,182	6,732
Venture CDO Ltd.
0.481% due 01/20/2022		2,200	2,021

Total Asset-Backed Securities (Cost $46,528)			44,239

SOVEREIGN ISSUES 15.9%
Australia Government Bond
4.750% due 06/15/2016	AUD	10,800	10,882

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bahrain Government International Bond
5.500% due 03/31/2020		$5,900	$5,634
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	2,600	3,362
5.500% due 07/12/2020		$400	417
6.369% due 06/16/2018		1,000	1,105
6.500% due 06/10/2019		1,000	1,115
Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		100	104
8.250% due 09/19/2027		770	951
Brazil Government International Bond
5.875% due 01/15/2019		7,200	8,298
6.000% due 01/17/2017		3,687	4,218
8.250% due 01/20/2034		800	1,128
8.750% due 02/04/2025		2,830	3,997
8.875% due 10/14/2019		9,400	12,784
8.875% due 04/15/2024		8,057	11,481
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2024 (e)	BRL	26,700	29,954
10.000% due 01/01/2012		15,354	8,130
10.000% due 01/01/2013		2,030	1,071
10.000% due 01/01/2014		2,029	1,056
10.000% due 01/01/2017		18,912	9,451
10.000% due 01/01/2021		11,121	5,385
Canada Government Bond
3.250% due 06/01/2021	CAD	81,800	85,577
Canada Housing Trust No. 1
3.800% due 06/15/2021		33,700	35,279
China Development Bank Corp.
5.000% due 10/15/2015		$500	541
Colombia Government International Bond
8.125% due 05/21/2024		6,500	8,652
10.375% due 01/28/2033		275	443
11.750% due 02/25/2020		725	1,115
12.000% due 10/22/2015	COP	277,000	175
Export-Import Bank of China
4.875% due 07/21/2015		$2,050	2,202
5.250% due 07/29/2014		6,625	7,181
Export-Import Bank of Korea
4.000% due 01/29/2021		4,500	4,188
5.125% due 06/29/2020		4,200	4,285
Guatemala Government Bond
9.250% due 08/01/2013		1,845	2,039
10.250% due 11/08/2011		1,000	1,002
Hong Kong Government International Bond
5.125% due 08/01/2014		750	822
Indonesia Government International Bond
5.875% due 03/13/2020		24,600	26,691
6.750% due 03/10/2014		5,800	6,250
6.875% due 03/09/2017		11,300	12,769
6.875% due 01/17/2018		2,100	2,368
7.500% due 01/15/2016		100	114
8.500% due 10/12/2035		200	271
9.500% due 07/15/2031	IDR	163,000,000	22,153
10.000% due 02/15/2028		72,686,000	10,300
11.625% due 03/04/2019		$6,900	9,850
Korea Development Bank
8.000% due 01/23/2014		3,885	4,318
Korea Housing Finance Corp.
4.125% due 12/15/2015		3,500	3,611
Mexico Government International Bond
6.050% due 01/11/2040		300	340
6.750% due 09/27/2034		3,900	4,816
7.250% due 12/15/2016	MXN	58,200	4,548
8.300% due 08/15/2031		$200	286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New South Wales Treasury Corp.
2.750% due 11/20/2025 (e)	AUD	17,400	$19,600
Panama Government International Bond
6.700% due 01/26/2036		$100	122
7.250% due 03/15/2015		10,225	11,743
8.875% due 09/30/2027		2,700	3,875
Peru Government International Bond
7.125% due 03/30/2019		500	606
7.350% due 07/21/2025		8,300	10,375
8.375% due 05/03/2016		4,000	4,900
8.750% due 11/21/2033		6,600	9,395
Philippines Government International Bond
6.375% due 01/15/2032		10,478	11,919
6.375% due 10/23/2034		9,100	10,465
6.500% due 01/20/2020		7,500	8,738
7.750% due 01/14/2031		4,900	6,315
8.375% due 06/17/2019		5,410	6,871
Poland Government International Bond
4.000% due 10/27/2024		55	51
6.375% due 07/15/2019		250	276
Qatar Government International Bond
4.000% due 01/20/2015		1,400	1,477
5.250% due 01/20/2020		10,500	11,602
6.400% due 01/20/2040		5,600	6,846
Russia Government International Bond
7.500% due 03/31/2030		55,339	62,322
12.750% due 06/24/2028		400	664
South Africa Government International Bond
5.250% due 05/16/2013	EUR	1,050	1,454
5.500% due 03/09/2020		$10,600	11,647
5.875% due 05/30/2022		750	838
6.875% due 05/27/2019		4,240	5,067
8.000% due 12/21/2018	ZAR	187,000	23,134
8.250% due 09/15/2017		172,500	21,833
Turkey Government International Bond
5.625% due 03/30/2021		$24,700	25,379
6.750% due 04/03/2018		4,600	5,072
6.750% due 05/30/2040		9,200	9,637
6.875% due 03/17/2036		3,700	3,959
7.000% due 03/11/2019		1,300	1,463
7.250% due 03/05/2038		2,900	3,234
Uruguay Government International Bond
6.875% due 01/19/2016	EUR	13,000	18,801
7.625% due 03/21/2036		$1,100	1,364
8.000% due 11/18/2022		12,254	15,317
9.250% due 05/17/2017		100	128
Venezuela Government International Bond
7.750% due 10/13/2019		1,300	832
8.250% due 10/13/2024		4,200	2,499
Vietnam Government International Bond
4.000% due 03/12/2028		10,000	9,589
6.875% due 01/15/2016		3,000	3,002

Total Sovereign Issues (Cost $695,196)			735,120

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)		157,773	211

Total Common Stocks (Cost $845)			211

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.1%

UTILITIES 0.1%
PPL Corp.
8.750% due 05/01/2014	55,600	$3,024

Total Convertible Preferred Securities (Cost $2,780)		3,024

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
7.000% due 12/31/2049	3,000	2,009

Total Preferred Securities (Cost $2,824)		2,009

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 0.2%
Banco do Brasil S.A.
1.952% due 02/15/2013	$6,800	6,796

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS 0.3%
Banc of America Securities LLC
0.090% due 10/03/2011	$3,000	$3,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $3,064. Repurchase proceeds are $3,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011	12,284	12,284
(Dated 09/30/2011. Collateralized by U.S. Treasury Bills 0.000% due 12/29/2011 valued at $12,534. Repurchase proceeds are $12,284.)

		15,284

U.S. TREASURY BILLS 0.7%
0.022% due 11/10/2011 - 03/29/2012 (d)(g)(h)	34,146	34,141

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 5.1%
23,700,240	$237,311

Total Short-Term Instruments (Cost $293,589)	293,532

PURCHASED OPTIONS (j) 0.0%
(Cost $723)	1,299

Total Investments 100.1% (Cost $4,649,767)	$4,631,642

Written Options (k) (0.4%) (Premiums $11,707)	(19,141)

Other Assets and Liabilities (Net) 0.3%	15,496

Net Assets 100.0%	$4,627,997

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $24,806 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	Securities with an aggregate market value of $9,681 and cash of $2,823 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	2,867	$1,927
90-Day Eurodollar June Futures	Long	06/2012	1,384	(123)
90-Day Eurodollar June Futures	Long	06/2013	108	166
90-Day Eurodollar March Futures	Long	03/2012	2,842	768
90-Day Eurodollar March Futures	Long	03/2013	1,973	1,970
90-Day Eurodollar September Futures	Long	09/2013	9	13
U.S. Treasury 30-Year Bond December Futures	Long	12/2011	1,721	5,000

				$9,721

(i)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CenturyLink, Inc.	BOA	(0.595%	)	06/20/2017	3.801%	$	5,000	$786	$0	$786
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	3.663%		5,000	494	0	494
CSX Corp.	UAG	(0.880%	)	06/20/2017	0.756%		5,000	(36)	0	(36)
FBG Finance Ltd.	BRC	(1.600%	)	06/20/2015	1.008%		1,000	(22)	0	(22)
HCP, Inc.	BOA	(1.227%	)	03/20/2018	3.270%		5,000	557	0	557
Limited Brands, Inc.	GST	(2.410%	)	09/20/2017	2.803%		2,000	40	0	40
Marsh & McLennan Cos., Inc.	BRC	(0.760%	)	09/20/2015	0.740%		5,000	(5)	0	(5)
Pulte Group, Inc.	DUB	(1.000%	)	03/20/2014	4.847%		10,500	917	327	590
Springleaf Finance Corp.	BOA	(1.370%	)	12/20/2017	13.984%		2,500	846	0	846
Springleaf Finance Corp.	RYL	(1.300%	)	12/20/2017	13.984%		2,500	850	0	850

								$4,427	$327	$4,100

See Accompanying Notes	Semiannual Report	September 30, 2011	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	GST	5.000%	09/20/2016	5.722%	$	8,300	$(229)	$333	$(562)
Ally Financial, Inc.	DUB	5.000%	12/20/2011	6.153%		27,800	(21)	623	(644)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	6.156%		1,000	(6)	0	(6)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.916%		5,900	4	(15)	19
American International Group, Inc.	DUB	5.000%	09/20/2013	3.589%		100	3	(13)	16
American International Group, Inc.	RYL	1.975%	03/20/2013	3.420%		5,000	(99)	0	(99)
Biomet, Inc.	FBF	8.000%	03/20/2014	2.222%		1,473	200	0	200
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	1.391%	EUR	2,800	(50)	(421)	371
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	1.386%	$	1,200	158	36	122
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.880%		1,600	(59)	(7)	(52)
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.880%		15,300	(567)	(60)	(507)
Brazil Government International Bond	GST	1.000%	09/20/2016	1.976%		24,000	(1,087)	(792)	(295)
Brazil Government International Bond	GST	1.000%	12/20/2016	2.017%		9,000	(443)	(390)	(53)
Brazil Government International Bond	HUS	1.000%	09/20/2016	1.976%		2,000	(91)	(70)	(21)
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.824%		10,000	(329)	(94)	(235)
Brazil Government International Bond	MYC	1.470%	02/20/2017	2.039%		700	(19)	0	(19)
California State General Obligation Bonds, Series 2003	CBK	3.050%	12/20/2020	2.382%		13,000	600	0	600
Chesapeake Energy Corp.	FBF	1.710%	09/20/2012	1.311%		4,500	20	0	20
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	2.783%		1,900	123	(142)	265
China Government International Bond	BOA	1.000%	09/20/2016	1.954%		3,100	(136)	16	(152)
China Government International Bond	BPS	1.000%	09/20/2015	1.796%		2,900	(86)	27	(113)
China Government International Bond	BRC	1.000%	09/20/2015	1.796%		4,000	(119)	38	(157)
China Government International Bond	BRC	1.000%	09/20/2016	1.954%		5,000	(219)	26	(245)
China Government International Bond	CBK	1.000%	09/20/2015	1.796%		1,400	(42)	13	(55)
China Government International Bond	CBK	1.000%	09/20/2016	1.954%		7,000	(307)	36	(343)
China Government International Bond	FBF	1.000%	09/20/2016	1.954%		6,000	(263)	30	(293)
China Government International Bond	HUS	1.000%	09/20/2015	1.796%		1,100	(33)	10	(43)
China Government International Bond	MYC	1.000%	09/20/2015	1.796%		3,100	(92)	25	(117)
China Government International Bond	MYC	1.000%	09/20/2016	1.954%		8,300	(364)	41	(405)
China Government International Bond	RYL	1.000%	09/20/2015	1.796%		4,000	(119)	37	(156)
Codelco, Inc.	BRC	1.000%	12/20/2011	1.071%		9,400	2	15	(13)
Colombia Government International Bond	UAG	1.070%	01/20/2012	0.785%		1,000	3	0	3
Connecticut State General Obligation Notes, Series 2007	GST	1.600%	03/20/2021	1.599%		6,000	4	0	4
Continental AG	BRC	5.000%	12/20/2013	4.835%	EUR	2,200	15	103	(88)
Continental AG	UAG	5.000%	12/20/2013	4.835%		4,200	29	214	(185)
Dynegy Holdings LLC	BRC	5.000%	09/20/2014	23.655%	$	1,800	(539)	(360)	(179)
Egypt Government International Bond	CBK	1.000%	03/20/2016	4.574%		1,000	(141)	(122)	(19)
Egypt Government International Bond	DUB	1.000%	03/20/2016	4.574%		9,800	(1,376)	(1,155)	(221)
Egypt Government International Bond	MYC	1.000%	03/20/2016	4.574%		5,100	(716)	(626)	(90)
El Paso Corp.	BOA	5.000%	09/20/2014	1.979%		400	35	(30)	65
El Paso Corp.	FBF	5.000%	09/20/2014	1.979%		6,300	558	(466)	1,024
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.952%		600	2	(15)	17
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.952%		800	2	(20)	22
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.952%		800	2	(26)	28
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.152%		900	(5)	(7)	2
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.188%		1,000	(8)	(7)	(1)
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.952%		300	0	(10)	10
France Government Bond	DUB	0.250%	09/20/2015	1.682%		700	(38)	(26)	(12)
France Government Bond	DUB	0.250%	03/20/2016	1.755%		7,200	(456)	(256)	(200)
France Government Bond	GST	0.250%	03/20/2016	1.755%		6,800	(429)	(227)	(202)
France Government Bond	JPM	0.250%	09/20/2015	1.682%		1,000	(54)	(35)	(19)
France Government Bond	MYC	0.250%	09/20/2016	1.825%		4,300	(313)	(203)	(110)
Freeport-McMoRan Copper & Gold, Inc.	BOA	0.910%	06/20/2012	0.806%		1,800	2	0	2
Freeport-McMoRan Copper & Gold, Inc.	MYC	0.890%	06/20/2012	0.806%		5,950	6	0	6
Gazprom Via Gaz Capital S.A.	DUB	1.490%	09/20/2017	3.957%		5,000	(625)	0	(625)
General Electric Capital Corp.	BOA	1.000%	12/20/2012	2.483%		1,400	(25)	(45)	20
General Electric Capital Corp.	BOA	7.000%	06/20/2013	2.763%		400	29	0	29
General Electric Capital Corp.	BRC	5.000%	06/20/2012	2.044%		5,200	120	134	(14)
General Electric Capital Corp.	CBK	7.250%	03/20/2012	2.093%		500	14	0	14
General Electric Capital Corp.	CBK	6.950%	03/20/2013	2.673%		5,000	320	0	320
General Electric Capital Corp.	CBK	3.950%	03/20/2017	3.198%		9,425	348	0	348
General Electric Capital Corp.	DUB	1.070%	12/20/2012	2.549%		3,540	(62)	0	(62)
General Electric Capital Corp.	GST	5.000%	06/20/2012	2.044%		5,000	116	(350)	466
GenOn Energy, Inc.	GST	5.000%	09/20/2014	7.101%		4,000	(209)	(657)	448
Goldman Sachs Group, Inc.	MYC	0.235%	06/20/2012	2.897%		4,000	(76)	0	(76)
HCA, Inc.	FBF	5.000%	03/20/2014	2.134%		880	60	(132)	192

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
HSBC Finance Corp.	DUB	5.000%	12/20/2011	1.625%	$	100	$1	$5	$(4)
HSBC Finance Corp.	DUB	5.000%	09/20/2013	2.127%		120	7	11	(4)
Indonesia Government International Bond	GST	1.000%	09/20/2016	2.969%		900	(79)	(34)	(45)
Indonesia Government International Bond	HUS	1.000%	12/20/2015	2.783%		4,250	(293)	(92)	(201)
Indonesia Government International Bond	JPM	1.000%	12/20/2015	2.783%		6,250	(432)	(130)	(302)
Indonesia Government International Bond	RYL	1.390%	12/20/2011	1.915%		5,000	(3)	0	(3)
Indonesia Government International Bond	RYL	1.525%	12/20/2011	1.915%		3,000	(1)	0	(1)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	2.969%		14,000	(1,231)	(579)	(652)
Mexico Government International Bond	CBK	1.000%	03/20/2016	1.880%		9,900	(367)	(76)	(291)
Mexico Government International Bond	GST	2.050%	09/20/2013	1.283%		210	3	0	3
Mexico Government International Bond	GST	1.000%	03/20/2015	1.686%		30,000	(682)	(595)	(87)
Mexico Government International Bond	HUS	1.000%	03/20/2016	1.880%		4,900	(181)	(47)	(134)
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.882%		650	(26)	0	(26)
Mexico Government International Bond	MYC	2.070%	09/20/2013	1.283%		530	9	0	9
Mexico Government International Bond	MYC	2.170%	09/20/2013	1.283%		120	2	0	2
Mexico Government International Bond	RYL	1.000%	12/20/2015	1.827%		5,000	(165)	(79)	(86)
Mexico Government International Bond	UAG	1.000%	03/20/2015	1.686%		17,900	(407)	(324)	(83)
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.822%		1,000	11	0	11
New York State General Obligation Bonds, Series 2005	MYC	1.950%	12/20/2020	1.524%		13,000	402	0	402
NRG Energy, Inc.	BOA	5.000%	06/20/2016	6.397%		1,500	(79)	28	(107)
NRG Energy, Inc.	BOA	5.000%	09/20/2016	6.572%		2,000	(123)	(12)	(111)
NRG Energy, Inc.	BPS	5.000%	09/20/2016	6.572%		2,300	(141)	(23)	(118)
NRG Energy, Inc.	DUB	5.000%	06/20/2016	6.397%		600	(31)	9	(40)
NRG Energy, Inc.	FBF	5.000%	06/20/2015	5.555%		1,000	(16)	(15)	(1)
NRG Energy, Inc.	FBF	5.000%	06/20/2016	6.397%		2,400	(127)	39	(166)
NRG Energy, Inc.	GST	5.000%	06/20/2016	6.397%		9,000	(473)	186	(659)
NRG Energy, Inc.	MYC	5.000%	09/20/2016	6.572%		4,800	(296)	(30)	(266)
NRG Energy, Inc.	UAG	5.000%	06/20/2015	5.555%		500	(8)	(8)	0
NRG Energy, Inc.	UAG	5.000%	06/20/2016	6.397%		1,000	(53)	18	(71)
Peru Government International Bond	MYC	1.960%	10/20/2016	2.012%		600	4	0	4
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		15,500	(15)	(192)	177
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	1.206%		900	(2)	(5)	3
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	2.016%		4,100	(156)	(141)	(15)
Philippines Government International Bond	BPS	1.000%	09/20/2015	2.347%		2,300	(115)	(52)	(63)
Philippines Government International Bond	CBK	1.000%	09/20/2015	2.347%		4,900	(245)	(110)	(135)
Philippines Government International Bond	CBK	1.770%	12/20/2017	2.781%		5,200	(286)	0	(286)
Philippines Government International Bond	DUB	2.500%	09/20/2017	2.754%		4,500	(57)	0	(57)
Philippines Government International Bond	MYC	2.440%	09/20/2017	2.754%		300	(5)	0	(5)
Philippines Government International Bond	UAG	2.260%	03/20/2013	1.642%		3,800	37	0	37
Poland Government International Bond	DUB	1.000%	12/20/2015	2.795%		13,520	(947)	(133)	(814)
Qatar Government International Bond	HUS	1.000%	03/20/2016	1.123%		1,000	(5)	(2)	(3)
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.123%		1,000	(5)	(2)	(3)
Qatar Government International Bond	UAG	1.000%	12/20/2014	0.915%		2,100	6	(30)	36
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	FBF	1.870%	10/20/2012	2.709%		1,400	0	0	0
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	MYC	2.000%	10/20/2012	2.709%		3,000	5	0	5
SLM Corp.	BOA	0.820%	06/20/2012	3.427%		4,500	(82)	0	(82)
South Africa Government International Bond	FBF	1.000%	12/20/2020	2.410%		2,150	(233)	(83)	(150)
South Africa Government International Bond	MYC	1.000%	12/20/2020	2.410%		4,500	(488)	(147)	(341)
Sprint Nextel Corp.	UAG	1.000%	09/20/2017	7.470%		3,100	(876)	(469)	(407)
Sprint Nextel Corp.	UAG	1.000%	06/20/2019	7.824%		3,400	(1,152)	(615)	(537)
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	5.971%		500	(12)	(55)	43
SunGard Data Systems, Inc.	CBK	5.000%	09/20/2014	5.971%		2,100	(51)	(234)	183
SunGard Data Systems, Inc.	FBF	5.000%	09/20/2014	5.971%		2,400	(58)	(270)	212
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%	JPY	25,000	(55)	(40)	(15)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	17.130%		20,620	(61)	(45)	(16)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.757%	$	3,200	29	26	3
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		5,800	33	72	(39)
United Kingdom Gilt	FBF	1.000%	09/20/2015	0.787%		2,300	20	24	(4)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.310%		3,000	4	0	4
Verizon Communications, Inc.	CBK	1.000%	06/20/2013	0.210%		200	3	2	1
Wells Fargo & Co.	BRC	1.000%	03/20/2013	1.146%		2,000	(3)	(41)	38
Wells Fargo & Co.	CBK	1.000%	03/20/2013	1.146%		1,100	(2)	(25)	23
Wells Fargo & Co.	MYC	1.000%	03/20/2013	1.146%		900	(2)	(21)	19

							$(16,628)	$(9,358)	$(7,270)

See Accompanying Notes	Semiannual Report	September 30, 2011	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	$	31,600	$1,571	$3,318	$(1,747)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015		9,600	535	1,199	(664)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015		3,900	217	487	(270)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		10,400	580	1,316	(736)
CDX.EM-13 5-Year Index	RYL	5.000%	06/20/2015		20,000	1,114	2,380	(1,266)
CDX.EM-13 5-Year Index	UAG	5.000%	06/20/2015		1,000	55	118	(63)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		22,400	1,370	2,778	(1,408)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		20,100	1,228	2,492	(1,264)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		10,900	667	1,352	(685)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015		6,000	367	725	(358)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		1,500	92	195	(103)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		3,700	228	392	(164)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		10,000	616	920	(304)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		8,666	14	0	14
CDX.HY-16 5-Year Index	BRC	5.000%	06/20/2016		32,100	(2,833)	(119)	(2,714)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		20,300	(1,792)	25	(1,817)
CDX.HY-17 5-Year Index	BRC	5.000%	12/20/2016		81,000	(9,696)	(8,708)	(988)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		122,200	(1,897)	254	(2,151)
CDX.IG-16 5-Year Index	GST	1.000%	06/20/2016		69,500	(1,078)	134	(1,212)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012	EUR	2,820	(141)	51	(192)
iTraxx Europe Crossover 9 Index	DUB	6.500%	06/20/2013		23,920	(4)	254	(258)

						$ (8,787)	$9,563	$ (18,350)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM	EUR	23,000	$583	$0	$583
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS	BRL	37,300	411	47	364
Pay	1-Year BRL-CDI	11.140%	01/02/2012	JPM		8,200	90	10	80
Pay	1-Year BRL-CDI	11.650%	01/02/2012	GLM		32,800	559	217	342
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		70,200	1,098	237	861
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		2,400	35	0	35
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		49,800	769	0	769
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		49,600	842	61	781
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		56,000	1,074	444	630
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		245,000	2,995	231	2,764
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UAG		205,200	2,621	374	2,247
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		77,700	1,198	58	1,140
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		78,500	1,303	170	1,133
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	DUB	AUD	61,600	197	138	59
Pay	6-Month EUR-EURIBOR	2.250%	09/21/2016	DUB	EUR	90,400	1,603	706	897
Pay	6-Month EUR-EURIBOR	2.250%	09/21/2016	MYC		200,000	3,545	1,586	1,959
Pay	28-Day MXN TIIE	5.800%	06/08/2016	BRC	MXN	445,800	131	53	78
Pay	28-Day MXN TIIE	5.800%	06/08/2016	HUS		445,800	130	29	101
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC		1,502,000	(868)	345	(1,213)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		250,000	(144)	89	(233)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		248,000	(143)	62	(205)
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		20,000	120	19	101

							$18,149	$4,876	$13,273

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(j)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	39,800	$135	$274
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		149,000	588	1,025

								$723	$1,299

(k)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Strike Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	234	$58	$(124)
Call - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	234	123	(71)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,726	577	(1,176)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	715	205	(103)

				$963	$(1,474)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	79,600	$141	$(15)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		298,000	596	(56)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,200	36	(4)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,300	36	(4)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,400	67	(7)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		240,600	1,921	(163)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		29,000	301	(17)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		28,400	278	(16)
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.000%	10/11/2011		63,200	320	(5,214)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		63,200	320	0
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.000%	11/14/2011		54,500	452	(4,374)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011		54,500	755	0

								$5,223	$(9,870)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011	$	47,000	$216	$(657)
Put - OTC CDX.IG-16 5-Year Index	UAG	Sell	1.200%	12/21/2011		144,000	706	(2,012)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	1.900%	01/18/2012		166,000	946	(1,329)
Put - OTC CDX.IG-17 5-Year Index	BPS	Sell	1.900%	12/21/2011		165,000	759	(963)
Put - OTC CDX.IG-17 5-Year Index	GST	Sell	1.900%	12/21/2011		223,000	1,186	(1,302)

							$3,813	$(6,263)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	23,300	$123	$(87)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		23,300	118	(87)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		80,400	899	(817)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		52,200	568	(543)

						$1,708	$(1,534)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$854,100	$5,904
Sales	3,127	1,531,200	7,945
Closing Buys	(218)	(442,600)	(1,977)
Expirations	0	0	0
Exercised	0	(86,600)	(165)

Balance at 09/30/2011	2,909	$1,856,100	$11,707

See Accompanying Notes	Semiannual Report	September 30, 2011	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

(l)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.840%	08/28/2017	03/31/2011 - 05/20/2011	$3,667	$3,492	0.08%

(m)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	5,653	10/2011	UAG	$31	$0	$31
Sell		32,136	11/2011	CBK	456	0	456
Sell	BRL	98,184	11/2011	BRC	7,579	0	7,579
Sell	CAD	4,363	11/2011	DUB	233	0	233
Sell		20,400	11/2011	MSC	1,152	0	1,152
Sell		23,873	11/2011	RBC	1,378	0	1,378
Buy	CNY	43,478	11/2011	CBK	0	(33)	(33)
Buy		122,000	02/2012	DUB	224	0	224
Buy		342,856	02/2012	JPM	906	0	906
Buy		42,000	06/2012	CBK	0	(22)	(22)
Buy		21,500	06/2012	DUB	0	(19)	(19)
Buy		32,752	06/2012	GST	0	(19)	(19)
Buy		258,371	06/2012	HUS	0	(683)	(683)
Buy		12,362	06/2012	JPM	0	(8)	(8)
Buy		172,285	06/2012	RYL	0	(342)	(342)
Buy		99,680	02/2013	CBK	0	(494)	(494)
Buy		185,564	02/2013	GST	0	(934)	(934)
Buy		25,000	02/2013	JPM	0	(78)	(78)
Buy		26,000	08/2013	DUB	0	(108)	(108)
Buy		19,000	08/2013	RYL	0	(66)	(66)
Buy		20,000	08/2013	UAG	0	(77)	(77)
Buy		25,000	04/2014	RYL	0	(187)	(187)
Sell	EUR	2,072	10/2011	BRC	194	0	194
Sell		7,081	10/2011	RYL	572	0	572
Buy		1,325	11/2011	CBK	0	(44)	(44)
Sell		18,561	11/2011	CBK	752	0	752
Sell		102,681	11/2011	FBL	10,198	0	10,198
Buy		1,297	11/2011	GST	0	(7)	(7)
Sell		162,398	11/2011	JPM	16,368	0	16,368
Sell	GBP	32,625	12/2011	CBK	1,409	0	1,409
Sell	IDR	255,600,000	10/2011	DUB	2,059	0	2,059
Buy	INR	107,054	11/2011	CBK	0	(236)	(236)
Sell		1,603,712	11/2011	CBK	3,261	0	3,261
Buy		1,500,000	11/2011	UAG	0	(3,046)	(3,046)
Sell	KRW	51,468,560	11/2011	BRC	5,297	0	5,297
Buy		12,606,671	11/2011	CBK	0	(964)	(964)
Buy		20,000,000	11/2011	JPM	0	(1,534)	(1,534)
Buy		19,150,500	02/2012	UAG	0	(1,951)	(1,951)
Buy	MXN	3,267	11/2011	BRC	0	(31)	(31)
Buy		51,727	11/2011	CBK	0	(646)	(646)
Sell		2,745	11/2011	CBK	23	0	23
Buy		3,334	11/2011	DUB	0	(44)	(44)
Buy		506,494	11/2011	MSC	0	(6,101)	(6,101)
Sell		1,121	11/2011	MSC	11	0	11
Buy		220,936	11/2011	UAG	0	(2,739)	(2,739)
Sell	MYR	27,117	11/2011	BRC	754	0	754
Sell		15,769	04/2012	GST	337	0	337
Buy		42,759	04/2012	UAG	0	(893)	(893)
Buy	NOK	97,984	10/2011	CBK	0	(1,503)	(1,503)
Buy		97,984	10/2011	JPM	0	(1,591)	(1,591)
Sell	PHP	201,864	11/2011	BRC	0	(42)	(42)
Buy		241,284	03/2012	CBK	0	(47)	(47)
Buy	SGD	60,413	12/2011	CBK	0	(4,068)	(4,068)
Buy		20,500	12/2011	RYL	0	(1,286)	(1,286)
Buy	SGD	29,800	12/2011	UAG	0	(1,876)	(1,876)

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	ZAR	135,462	10/2011	GST	$893	$0	$893
Sell		234,084	10/2011	UAG	1,589	0	1,589

					$55,676	$(31,719)	$23,957

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$205,828	$10,493	$216,321
Corporate Bonds & Notes
Banking & Finance	0	1,084,843	782	1,085,625
Industrials	0	1,390,880	35,547	1,426,427
Utilities	0	320,225	364	320,589
Convertible Bonds & Notes
Banking & Finance	0	3,329	0	3,329
Industrials	0	8,201	0	8,201
Municipal Bonds & Notes
Alaska	0	127	0	127
California	0	108,513	0	108,513
Illinois	0	1,391	0	1,391
Indiana	0	6,863	0	6,863
Iowa	0	1,974	0	1,974
Kentucky	0	551	0	551
Massachusetts	0	4,135	0	4,135
Minnesota	0	722	0	722
New Jersey	0	3,715	0	3,715
New York	0	43,508	0	43,508
Ohio	0	24,640	0	24,640
Pennsylvania	0	1,001	0	1,001
Tennessee	0	3,324	0	3,324
Texas	0	1,649	0	1,649
West Virginia	0	17,491	0	17,491
U.S. Government Agencies	0	7,625	0	7,625
U.S. Treasury Obligations	0	13,868	0	13,868
Mortgage-Backed Securities	0	247,704	2,915	250,619
Asset-Backed Securities	0	32,959	11,280	44,239
Sovereign Issues	0	735,120	0	735,120
Common Stocks
Financials	0	0	211	211

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Convertible Preferred Securities
Utilities	$3,024	$0	$0	$3,024
Preferred Securities
Banking & Finance	0	2,009	0	2,009
Short-Term Instruments
Certificates of Deposit	0	6,796	0	6,796
Repurchase Agreements	0	15,284	0	15,284
U.S. Treasury Bills	0	34,141	0	34,141
PIMCO Short-Term Floating NAV Portfolio	237,311	0	0	237,311
Purchased Options
Interest Rate Contracts	0	1,299	0	1,299
	$240,335	$4,329,715	$61,592	$4,631,642

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	10,025	0	10,025
Foreign Exchange Contracts	0	55,676	0	55,676
Interest Rate Contracts	9,844	14,822	102	24,768
	$9,844	$80,523	$102	$90,469

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(37,808)	0	(37,808)
Foreign Exchange Contracts	0	(31,719)	0	(31,719)
Interest Rate Contracts	(123)	(12,995)	(1,534)	(14,652)
	$(123)	$(82,522)	$(1,534)	$(84,179)

Totals	$250,056	$4,327,716	$60,160	$4,637,932

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$3,572	$6,960	$0	$1	$0	$(40)	$0	$0	$10,493	$(40)
Corporate Bonds & Notes
Banking & Finance	15,740	2,877	(3,491)	18	436	(3,869)	0	(10,929)	782	(1,291)
Industrials	37,590	718	(965)	(113)	(62)	(1,621)	0	0	35,547	(1,597)
Utilities	273	151	(43)	0	0	(17)	0	0	364	(17)
Mortgage-Backed Securities	0	0	0	0	0	0	2,915	0	2,915	0
Asset-Backed Securities	11,286	197	(103)	25	0	(125)	0	0	11,280	(126)
Common Stocks
Financials	0	845	0	0	0	(634)	0	0	211	(634)

	$68,461	$11,748	$(4,602)	$(69)	$374	$(6,306)	$2,915	$(10,929)	$61,592	$(3,705)

See Accompanying Notes	Semiannual Report	September 30, 2011	69

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011 (Cont.):

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$0	$0	$0	$0	$0	$0	$102	$0	$102	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(2,733)	$0	$0	$0	$0	$1,199	$0	$0	$(1,534)	$1,199

Totals	$65,728	$11,748	$(4,602)	$(69)	$374	$(5,107)	$3,017	$(10,929)	$60,160	$(2,506)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1,299	$1,299
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	771	771
Unrealized appreciation on foreign currency contracts	0	0	0	55,676	0	55,676
Unrealized appreciation on OTC swap agreements	0	10,025	0	0	14,924	24,949

	$0	$10,025	$0	$55,676	$16,994	$82,695

Liabilities:
Written options outstanding	$0	$6,263	$0	$0	$12,878	$19,141
Variation margin payable on financial derivative instruments (2)	0	0	0	0	279	279
Unrealized depreciation on foreign currency contracts	0	0	0	31,719	0	31,719
Unrealized depreciation on OTC swap agreements	0	31,545	0	0	1,651	33,196

	$0	$37,808	$0	$31,719	$14,808	$84,335

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$4,373	$0	$0	$(31,611)	$(27,238)
Net realized (loss) on foreign currency transactions	0	0	0	(2,931)	0	(2,931)

	$0	$4,373	$0	$(2,931)	$(31,611)	$(30,169)

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$576	$576
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(47,017)	0	0	26,756	(20,261)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	29,161	0	29,161

	$0	$(47,017)	$0	$29,161	$27,332	$9,476

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $9,721 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$3,110	$(4,340)	$(1,230)
BPS	1,096	(2,340)	(1,244)
BRC	357	(1,640)	(1,283)
CBK	(1,692)	450	(1,242)
DUB	55	(310)	(255)
FBF	1,237	(820)	417
FBL	10,198	(7,990)	2,208
GLM	731	(800)	(69)
GST	(5,349)	5,090	(259)
HUS	(492)	0	(492)
JPM	15,775	(13,500)	2,275
MSC	(4,938)	3,583	(1,355)
MYC	(3,228)	1,426	(1,802)
RBC	1,378	(930)	448
RYL	(3,316)	2,590	(726)
UAG	(10,172)	9,140	(1,032)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	71

Schedule of Investments PIMCO Floating Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.8%
AES Corp.
4.250% due 05/27/2018		$2,985	$2,924
AGFS Funding Co.
5.500% due 05/10/2017		13,000	11,424
Ally Financial, Inc.
6.000% due 06/11/2012		2,000	1,959
Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		2,985	2,672
Bausch & Lomb, Inc.
3.489% due 04/24/2015		720	696
3.619% due 04/24/2015		1,200	1,160
Cablevision Systems Corp.
1.985% due 03/29/2016		5	5
Charter Communications, Inc.
2.240% due 03/06/2014		50	50
Chrysler Group LLC
6.000% due 05/24/2017		5,200	4,578
CommScope, Inc.
5.000% due 01/14/2018		1,995	1,958
Community Health Systems, Inc.
2.569% due 07/25/2014		5,473	5,135
CSC Holdings LLC
1.985% due 03/29/2016		1,880	1,840
DaVita, Inc.
4.500% due 10/20/2016		100	99
Delphi Automotive LLP
3.500% due 05/17/2017		2,053	2,035
Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012		1,000	998
Dole Food Co., Inc.
5.000% due 07/08/2018		940	928
6.000% due 07/08/2018		60	59
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018		1,500	1,497
FCI Connectors
2.746% due 09/28/2012		373	365
First Data Corp.
2.985% due 09/24/2014		5,542	4,865
Fresenius Medical Care Holdings, Inc.
3.500% due 09/10/2014		2,485	2,454
Georgia-Pacific LLC
2.352% due 12/20/2012		500	499
HCA, Inc.
2.619% due 11/17/2013		10,700	10,403
2.869% due 05/02/2016		8,888	8,304
Hertz Corp.
3.750% due 03/11/2018		6,982	6,641
IASIS Healthcare LLC
5.000% due 05/03/2018		7,980	7,471
Ineos Group Holdings PLC
7.501% due 12/16/2013		1,084	1,075
8.001% due 12/16/2014		1,085	1,075
Intelsat Ltd.
5.250% due 04/02/2018		6,588	6,358
International Lease Finance Corp.
6.750% due 03/17/2015		1,200	1,204
7.000% due 03/17/2016		800	802
iStar Financial, Inc.
5.000% due 06/28/2013		7,142	6,940
Kabel Deutschland Holding AG
5.357% due 12/31/2016	EUR	3,000	3,908
Manitowoc Co., Inc.
4.250% due 11/13/2017		$1,995	1,953

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetroPCS Wireless, Inc.
4.000% due 03/17/2018		$5,985	$5,766
Motor City Marketing, Inc.
7.000% due 03/01/2017		965	935
Nielsen Finance LLC
3.476% due 05/01/2016		262	254
3.976% due 05/01/2016		592	574
Novelis, Inc.
3.750% due 03/10/2017		1,990	1,950
NRG Energy, Inc.
4.000% due 07/01/2018		8,500	8,314
Petroleum Export Ltd.
3.351% due 12/07/2012		848	845
Quintiles Transnational Corp.
5.000% due 06/08/2018		4,000	3,783
Reynolds Group Holdings
6.500% due 02/09/2018		1,990	1,932
6.500% due 08/31/2018		9,000	8,734
Rovi Corp.
4.000% due 02/07/2018		998	987
Seat Pagine Gialle SpA
1.743% due 06/08/2012	EUR	234	258
SunGard Data Systems, Inc.
1.976% due 02/28/2014		$2,165	2,117
1.982% due 02/28/2014		335	328
3.726% due 02/28/2014		1,500	1,467
Terex Corp.
5.500% due 04/28/2017		1,500	1,474
Texas Competitive Electric Holdings Co. LLC
4.726% due 10/10/2017		1,869	1,259
4.772% due 10/10/2017		1,988	1,339
The Weather Channel LLC
4.250% due 02/11/2017		1,990	1,968
U.S. Airways Group, Inc.
2.739% due 03/23/2014		2,958	2,530
UCI International, Inc.
5.500% due 07/26/2017		995	990
United Airlines, Inc.
3.000% due 02/01/2012		1,000	971
UPC Holding BV
5.108% due 12/30/2016	EUR	2,174	2,645
5.358% due 12/31/2017		941	1,152
Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011		$2,000	1,968
VML U.S. Finance LLC
4.740% due 05/25/2012		998	996
4.740% due 05/25/2013		3,433	3,425
VNU Nielsen Finance
2.226% due 08/09/2013		3,928	3,823
Vodafone Group PLC
6.875% due 08/17/2015		5,352	5,378

Total Bank Loan Obligations (Cost $180,345)			172,496

CORPORATE BONDS & NOTES 70.3%

BANKING & FINANCE 29.1%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		2,200	2,098
4.125% due 03/03/2014	EUR	100	132
ABN AMRO Bank NV
2.023% due 01/30/2014		$12,000	11,440
Ally Financial, Inc.
2.526% due 12/01/2014		250	238
3.478% due 02/11/2014		17,400	16,002
3.751% due 06/20/2014		9,100	8,312

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 12/15/2011		$500	$503
6.625% due 05/15/2012		1,500	1,519
7.500% due 12/31/2013		2,200	2,238
8.300% due 02/12/2015		4,300	4,262
American Express Bank FSB
5.550% due 10/17/2012		929	969
6.000% due 09/13/2017		5,400	6,085
American Express Co.
7.250% due 05/20/2014		3,800	4,311
American International Group, Inc.
0.360% due 10/18/2011		13,500	13,500
5.000% due 06/26/2017	EUR	1,250	1,526
5.000% due 04/26/2023	GBP	200	267
5.450% due 05/18/2017		$4,700	4,515
5.600% due 10/18/2016		2,000	1,982
5.850% due 01/16/2018		13,800	13,721
8.250% due 08/15/2018		3,500	3,894
Anadarko Finance Co.
7.500% due 05/01/2031		200	238
ANZ National International Ltd.
6.200% due 07/19/2013		900	962
Australia & New Zealand Banking Group Ltd.
3.700% due 01/13/2015		700	729
5.100% due 01/13/2020		100	106
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	2,000	1,871
Banco Bradesco S.A.
2.390% due 05/16/2014		$15,500	15,067
Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		1,800	1,685
Banco del Estado de Chile
4.125% due 10/07/2020		1,600	1,616
Banco do Brasil S.A.
4.500% due 01/22/2015		13,400	13,818
4.500% due 01/20/2016	EUR	6,000	7,808
6.000% due 01/22/2020		$1,900	2,052
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		500	502
Banco Santander Brasil S.A.
2.450% due 03/18/2014		4,400	4,259
4.250% due 01/14/2016		4,000	3,785
Banco Santander Chile
1.501% due 04/20/2012		1,100	1,101
3.750% due 09/22/2015		3,600	3,604
Banco Votorantim S.A.
5.250% due 02/11/2016		7,500	7,481
Bank of America Corp.
4.750% due 05/06/2019	EUR	800	767
5.750% due 12/01/2017		$11,250	10,572
6.000% due 09/01/2017		2,800	2,699
7.375% due 05/15/2014		460	475
8.000% due 12/29/2049		3,600	3,064
8.125% due 12/29/2049		14,800	12,601
Bank of India
4.750% due 09/30/2015		100	99
6.250% due 02/16/2021		2,000	1,959
Bank of Scotland PLC
7.286% due 05/29/2049	GBP	1,800	1,768
Banque PSA Finance S.A.
8.500% due 05/04/2012	EUR	1,900	2,626
Barclays Bank PLC
5.000% due 09/22/2016		$500	502
5.200% due 07/10/2014		11,500	11,773
5.926% due 09/29/2049		800	596
6.750% due 05/22/2019		6,200	6,716

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.434% due 09/29/2049		$13,200	$10,890
10.179% due 06/12/2021		10,000	10,731
14.000% due 11/29/2049	GBP	7,200	11,851
BBVA Bancomer S.A.
4.500% due 03/10/2016		$16,700	15,698
6.500% due 03/10/2021		5,400	5,036
7.250% due 04/22/2020		400	391
Bear Stearns Cos. LLC
6.400% due 10/02/2017		2,450	2,787
7.250% due 02/01/2018		22,500	26,583
BM&FBovespa S.A.
5.500% due 07/16/2020		400	398
BNP Paribas S.A.
0.646% due 04/08/2013		100	96
5.000% due 01/15/2021		800	786
7.781% due 06/29/2049	EUR	22,000	23,742
BPCE S.A.
2.019% due 02/07/2014		$9,700	9,185
4.625% due 07/29/2049	EUR	200	138
5.250% due 07/29/2049		600	430
6.117% due 10/29/2049		350	251
9.000% due 03/29/2049		200	212
9.250% due 10/29/2049		500	526
CBA Capital Trust II
6.024% due 03/29/2049		$2,700	2,525
CIT Group, Inc.
7.000% due 05/01/2014		6,246	6,379
7.000% due 05/01/2015		10,900	10,832
Citigroup Capital XXI
8.300% due 12/21/2077		375	368
Citigroup, Inc.
4.750% due 05/19/2015		4,900	5,028
4.750% due 02/10/2019	EUR	2,000	2,165
5.300% due 10/17/2012		$4,700	4,818
5.500% due 04/11/2013		4,800	4,943
5.850% due 07/02/2013		2,900	3,006
6.000% due 02/21/2012		4,800	4,875
6.000% due 08/15/2017		200	213
6.125% due 11/21/2017		9,500	10,172
6.125% due 05/15/2018		700	753
6.500% due 08/19/2013		2,500	2,632
Columbus International, Inc.
11.500% due 11/20/2014		13,850	13,712
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
4.750% due 01/15/2020		1,400	1,537
6.875% due 03/19/2020	EUR	8,700	10,610
11.000% due 12/29/2049		$1,300	1,568
Countrywide Financial Corp.
0.709% due 05/07/2012		5,775	5,557
5.800% due 06/07/2012		1,900	1,906
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	700	568
6.637% due 05/29/2049		$700	408
7.589% due 01/29/2049	GBP	800	749
8.125% due 10/29/2049		200	204
Credit Suisse
5.000% due 05/15/2013		$1,200	1,241
5.500% due 05/01/2014		5,000	5,291
6.000% due 02/15/2018		800	814
Fiat Finance & Trade S.A.
6.625% due 02/15/2013	EUR	1,800	2,321
7.625% due 09/15/2014		11,900	15,226
9.000% due 07/30/2012		1,000	1,367
Ford Motor Credit Co. LLC
2.996% due 01/13/2012		$16,910	17,004
5.625% due 09/15/2015		4,400	4,439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015		$100	$105
7.250% due 10/25/2011		1,900	1,902
7.500% due 08/01/2012		1,700	1,735
8.000% due 06/01/2014		3,500	3,714
8.000% due 12/15/2016		5,200	5,691
8.700% due 10/01/2014		400	433
12.000% due 05/15/2015		200	242
General Electric Capital Corp.
0.409% due 05/29/2012		13,700	13,662
0.436% due 10/06/2015		1,000	939
0.471% due 12/20/2013		9,594	9,383
Genworth Financial, Inc.
7.200% due 02/15/2021		1,400	1,192
Goldman Sachs Group, Inc.
0.746% due 01/12/2015		6,100	5,652
0.805% due 03/22/2016		4,100	3,520
3.700% due 08/01/2015		2,000	1,961
5.250% due 10/15/2013		100	104
6.150% due 04/01/2018		400	415
7.500% due 02/15/2019		300	336
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		6,000	6,226
HBOS Capital Funding LP
6.461% due 11/29/2049	GBP	3,200	2,844
HBOS PLC
0.531% due 09/06/2017		$5,900	4,280
6.750% due 05/21/2018		7,500	6,409
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018		2,861	1,714
HSBC Bank PLC
4.125% due 08/12/2020		400	397
HSBC Finance Corp.
0.756% due 06/01/2016		11,485	10,251
6.676% due 01/15/2021		1,800	1,774
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,700	2,737
ICICI Bank Ltd.
2.058% due 02/24/2014		1,100	1,077
4.750% due 11/25/2016		9,000	8,655
5.500% due 03/25/2015		1,100	1,097
5.750% due 11/16/2020		8,900	8,419
Ineos Finance PLC
9.250% due 05/15/2015	EUR	100	125
ING Groep NV
5.140% due 03/29/2049	GBP	200	196
Intergas Finance BV
6.375% due 05/14/2017		$4,000	4,135
6.875% due 11/04/2011		8,121	8,132
International Lease Finance Corp.
5.400% due 02/15/2012		200	199
5.750% due 05/15/2016		14,400	12,819
5.875% due 05/01/2013		1,300	1,261
6.500% due 09/01/2014		10,500	10,552
Intesa Sanpaolo SpA
2.708% due 02/24/2014		26,000	23,429
IPIC GMTN Ltd.
3.125% due 11/15/2015		5,000	5,075
5.000% due 11/15/2020		7,350	7,570
JPMorgan Chase & Co.
4.650% due 06/01/2014		900	954
5.375% due 10/01/2012		1,000	1,041
7.900% due 04/29/2049		34,900	36,065
JPMorgan Chase Bank N.A.
0.668% due 06/13/2016		3,300	3,031
Korea Exchange Bank
4.875% due 01/14/2016		500	515

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	600	$688
11.040% due 03/19/2020		5,200	7,095
LBG Capital No.2 PLC
8.875% due 02/07/2020	EUR	200	217
9.125% due 07/15/2020	GBP	500	600
9.334% due 02/07/2020		1,100	1,355
15.000% due 12/21/2019		300	494
LeasePlan Finance NV
3.750% due 03/18/2013	EUR	500	675
Lehman Brothers Holdings, Inc.
0.000% due 06/12/2013 (a)		2,543	818
Lloyds TSB Bank PLC
2.603% due 01/24/2014		$600	584
4.875% due 01/21/2016		28,800	28,433
12.000% due 12/29/2049		700	643
MBNA Capital
1.054% due 02/01/2027		100	65
MBNA Corp.
7.500% due 03/15/2012		1,200	1,219
Merrill Lynch & Co., Inc.
0.709% due 01/15/2015		5,000	4,178
5.450% due 02/05/2013		2,350	2,330
5.450% due 07/15/2014		2,000	1,959
6.050% due 08/15/2012		21,487	21,689
6.875% due 04/25/2018		10,400	10,428
Morgan Stanley
0.729% due 10/15/2015		5,400	4,565
1.853% due 01/24/2014		1,200	1,120
2.786% due 05/14/2013		100	97
5.950% due 12/28/2017		100	97
6.000% due 04/28/2015		400	399
6.625% due 04/01/2018		7,200	7,159
7.300% due 05/13/2019		12,000	12,398
Nationwide Building Society
1.757% due 12/22/2016	EUR	2,000	2,560
New York Life Insurance Co.
6.750% due 11/15/2039		$900	1,119
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,259	1,854
Phones4u Finance PLC
9.500% due 04/01/2018	GBP	300	344
Provident Funding Associates LP
10.250% due 04/15/2017		$200	196
Qatari Diar Finance QSC
3.500% due 07/21/2015		300	310
5.000% due 07/21/2020		2,500	2,681
QNB Finance Ltd.
3.125% due 11/16/2015		8,900	8,922
RCI Banque S.A.
2.116% due 04/11/2014		3,200	3,030
4.600% due 04/12/2016		2,100	2,066
Regions Financial Corp.
4.875% due 04/26/2013		200	197
7.750% due 11/10/2014		12,700	12,795
Resona Bank Ltd.
5.850% due 09/29/2049		200	197
Royal Bank of Scotland Group PLC
2.723% due 08/23/2013		16,200	16,154
4.750% due 05/18/2016	EUR	2,500	3,130
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$5,080	5,023
7.175% due 05/16/2013		100	102
Santander UK PLC
1.833% due 10/10/2017	EUR	2,700	3,119
1.840% due 08/28/2017 (n)		3,800	4,739

See Accompanying Notes	Semiannual Report	September 30, 2011	73

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		$18,400	$17,756
5.499% due 07/07/2015		7,200	7,137
SL Green Realty Corp.
5.000% due 08/15/2018		8,600	8,333
SLM Corp.
0.483% due 10/25/2011		2,200	2,190
1.858% due 06/17/2013	EUR	100	128
3.125% due 09/17/2012		7,000	9,245
5.050% due 11/14/2014		$400	386
5.125% due 08/27/2012		850	850
5.375% due 05/15/2014		800	788
6.250% due 01/25/2016		100	98
8.450% due 06/15/2018		3,600	3,753
State Bank of India
4.500% due 07/27/2015		6,100	6,114
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		856	885
Telenet Finance III Luxembourg S.C.A
6.625% due 02/15/2021	EUR	1,000	1,219
Temasek Financial I Ltd.
4.300% due 10/25/2019		$1,250	1,339
Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016		2,500	2,275
UBS AG
5.750% due 04/25/2018		810	835
5.875% due 12/20/2017		12,300	12,683
UFJ Finance Aruba AEC
6.750% due 07/15/2013		700	753
UOB Cayman Ltd.
5.796% due 12/29/2049		500	477
Ventas Realty LP
6.750% due 04/01/2017		100	104
Virgin Media Secured Finance PLC
7.000% due 01/15/2018	GBP	5,000	7,982
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		$1,900	1,819
6.800% due 11/22/2025		4,700	4,442
6.902% due 07/09/2020		2,900	2,857
VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		3,500	3,544
7.500% due 10/12/2011		3,000	3,000
Wachovia Bank N.A.
0.637% due 11/03/2014		3,500	3,295
0.677% due 03/15/2016		1,200	1,073
Wachovia Corp.
0.617% due 06/15/2017		6,900	6,233
0.619% due 10/15/2016		1,000	920
5.750% due 02/01/2018		200	226
Waha Aerospace BV
3.925% due 07/28/2020		2,430	2,503
Wells Fargo Capital XIII
7.700% due 12/29/2049		19,700	19,799
Wells Fargo Capital XV
9.750% due 09/29/2049		20,000	19,990
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		1,600	1,370
11.750% due 07/15/2017		4,100	3,505
11.750% due 07/15/2017	EUR	300	334

			1,043,425

INDUSTRIALS 32.9%
Adaro Indonesia PT
7.625% due 10/22/2019		$400	396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AES El Salvador Trust
6.750% due 02/01/2016		$450	$443
Agile Property Holdings Ltd.
8.875% due 04/28/2017		2,700	1,971
Agilent Technologies, Inc.
5.500% due 09/14/2015		500	548
Aguila S.A.
7.875% due 01/31/2018		4,000	3,660
Alcoa, Inc.
6.750% due 07/15/2018		1,200	1,288
Aleris International, Inc.
7.625% due 02/15/2018		1,200	1,083
Allison Transmission, Inc.
11.000% due 11/01/2015		500	520
ALROSA Finance S.A.
7.750% due 11/03/2020		12,000	11,430
8.875% due 11/17/2014		3,500	3,622
Altria Group, Inc.
9.250% due 08/06/2019		6,800	8,937
9.700% due 11/10/2018		2,200	2,922
America Movil S.A.B. de C.V.
3.625% due 03/30/2015		2,000	2,090
5.000% due 03/30/2020		6,000	6,396
5.750% due 01/15/2015		2,800	3,087
American Airlines Pass-Through Trust
5.250% due 01/31/2021		1,727	1,572
7.000% due 01/31/2018		1,192	978
10.375% due 07/02/2019		1,408	1,535
American Airlines, Inc.
7.500% due 03/15/2016		9,400	7,943
American Tower Corp.
7.000% due 10/15/2017		700	793
AmeriGas Partners LP
6.500% due 05/20/2021		3,000	2,910
Anadarko Petroleum Corp.
5.950% due 09/15/2016		1,700	1,863
6.375% due 09/15/2017		2,300	2,585
8.700% due 03/15/2019		1,100	1,391
Anglo American Capital PLC
9.375% due 04/08/2014		4,100	4,767
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		400	393
6.500% due 04/15/2040		700	669
Anheuser-Busch Cos., Inc.
4.700% due 04/15/2012		400	408
Anheuser-Busch InBev Worldwide, Inc.
5.375% due 01/15/2020		5,100	5,960
ARAMARK Corp.
3.754% due 02/01/2015		25	23
8.500% due 02/01/2015		4,495	4,574
ArcelorMittal
7.000% due 10/15/2039		400	359
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	500	627
9.250% due 10/15/2020		1,100	1,155
Audatex North America, Inc.
6.750% due 06/15/2018		$2,200	2,194
AutoZone, Inc.
7.125% due 08/01/2018		2,000	2,405
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		16,127	15,885
Berry Plastics Corp.
4.222% due 09/15/2014		2,500	2,112
4.999% due 02/15/2015		12,000	11,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.250% due 11/15/2015		$600	$614
9.750% due 01/15/2021		3,500	2,992
Biomet, Inc.
10.000% due 10/15/2017		292	302
10.375% due 10/15/2017 (b)		2,900	2,987
11.625% due 10/15/2017		10,400	10,842
Boston Scientific Corp.
4.500% due 01/15/2015		3,400	3,557
6.000% due 01/15/2020		1,900	2,136
Braskem Finance Ltd.
5.750% due 04/15/2021		5,300	4,890
7.000% due 05/07/2020		1,000	1,022
Brocade Communications Systems, Inc.
6.625% due 01/15/2018		5,450	5,573
6.875% due 01/15/2020		3,350	3,438
Building Materials Corp. of America
6.750% due 05/01/2021		2,800	2,667
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		5,900	5,576
C8 Capital SPV Ltd.
6.640% due 12/29/2049		5,400	2,560
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		9,400	5,640
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,200	1,146
CCO Holdings LLC
7.000% due 01/15/2019		3,200	3,120
CEDC Finance Corp. International, Inc.
9.125% due 12/01/2016		300	218
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,100	1,143
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		1,100	1,113
7.250% due 07/29/2019		1,400	1,637
Cemex S.A.B. de C.V.
5.369% due 09/30/2015		10,300	6,283
9.000% due 01/11/2018		2,200	1,512
Charter Communications Operating LLC
8.000% due 04/30/2012		19,900	20,298
Chesapeake Energy Corp.
7.625% due 07/15/2013		2,000	2,105
Cie Generale de Geophysique-Veritas
6.500% due 06/01/2021		6,800	6,154
7.750% due 05/15/2017		100	99
9.500% due 05/15/2016		1,100	1,133
Codelco, Inc.
7.500% due 01/15/2019		5,000	6,315
Community Health Systems, Inc.
8.875% due 07/15/2015		5,615	5,531
Concho Resources, Inc.
7.000% due 01/15/2021		500	500
Consol Energy, Inc.
8.000% due 04/01/2017		6,200	6,510
Conti-Gummi Finance BV
8.500% due 07/15/2015	EUR	5,200	7,158
Continental Airlines Pass-Through Trust
4.750% due 01/12/2021		$3,300	3,168
5.983% due 04/19/2022		474	476
6.000% due 01/12/2019		1,100	1,018
7.250% due 05/10/2021		1,333	1,386
9.000% due 07/08/2016		2,736	2,955
Continental Airlines, Inc.
6.750% due 09/15/2015		1,500	1,448
Continental Resources, Inc.
7.125% due 04/01/2021		700	710

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		$6,500	$6,565
9.250% due 06/30/2020		2,300	2,070
CPI International, Inc.
8.000% due 02/15/2018		850	769
Crown Americas LLC
7.625% due 05/15/2017		500	531
CSC Holdings LLC
7.625% due 07/15/2018		800	840
7.875% due 02/15/2018		4,250	4,484
8.500% due 04/15/2014		5,200	5,636
8.500% due 06/15/2015		550	582
8.625% due 02/15/2019		2,500	2,756
CSN Islands IX Corp.
10.000% due 01/15/2015		1,300	1,506
CSN Islands VIII Corp.
9.750% due 12/16/2013		1,500	1,665
CSN Islands XI Corp.
6.875% due 09/21/2019		5,550	5,897
CSN Resources S.A.
6.500% due 07/21/2020		13,900	14,599
CVS Pass-Through Trust
5.789% due 01/10/2026		1,553	1,653
6.036% due 12/10/2028		791	835
7.507% due 01/10/2032		104	123
Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019		493	478
6.200% due 07/02/2018		472	486
6.718% due 07/02/2024		735	726
7.750% due 06/17/2021		187	196
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		6,400	6,272
9.500% due 12/11/2019		2,850	2,650
Deutsche Telekom International Finance BV
4.875% due 07/08/2014		700	747
8.125% due 05/29/2012	EUR	2,334	3,255
Devon Energy Corp.
5.625% due 01/15/2014		$800	878
DFS Furniture Holdings PLC
9.750% due 07/15/2017	GBP	400	515
Digicel Ltd.
8.250% due 09/01/2017		$2,500	2,375
DISH DBS Corp.
6.375% due 10/01/2011		3,175	3,179
6.625% due 10/01/2014		1,812	1,841
7.000% due 10/01/2013		5,095	5,312
7.125% due 02/01/2016		4,800	4,884
7.750% due 05/31/2015		7,000	7,210
7.875% due 09/01/2019		500	512
DJO Finance LLC
7.750% due 04/15/2018		2,200	1,892
Ecopetrol S.A.
7.625% due 07/23/2019		8,020	9,424
El Paso Corp.
8.250% due 02/15/2016		2,400	2,808
Energy Transfer Partners LP
5.650% due 08/01/2012		2,125	2,191
6.125% due 02/15/2017		200	218
8.500% due 04/15/2014		1,800	2,044
9.000% due 04/15/2019		10,000	12,076
9.700% due 03/15/2019		3,900	4,840
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	609
8.375% due 08/01/2066		1,815	1,883
Exide Technologies
8.625% due 02/01/2018		500	468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FBG Finance Ltd.
5.125% due 06/15/2015		$1,000	$1,086
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		5,200	4,706
7.500% due 05/04/2020		4,000	3,800
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		18,200	23,251
Franz Haniel & Cie GmbH
6.750% due 10/23/2014	EUR	3,900	5,443
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		$5,500	5,905
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		6,500	6,435
6.212% due 11/22/2016		6,200	6,262
6.510% due 03/07/2022		3,800	3,734
7.288% due 08/16/2037		2,000	1,958
8.146% due 04/11/2018		16,770	18,380
9.250% due 04/23/2019		28,400	33,228
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		545	574
Georgia-Pacific LLC
7.125% due 01/15/2017		200	210
8.250% due 05/01/2016		900	995
Gerdau Holdings, Inc.
7.000% due 01/20/2020		15,800	16,353
Gerdau Trade, Inc.
5.750% due 01/30/2021		11,500	11,011
Giant Funding Corp.
8.250% due 02/01/2018		800	804
Glencore Funding LLC
6.000% due 04/15/2014		600	618
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		3,250	3,000
Graham Packaging Co. LP
8.250% due 10/01/2018		600	606
Great Rolling Stock Co. PLC
6.875% due 07/27/2035	GBP	1,400	2,430
Grohe Holding GmbH
4.480% due 01/15/2014	EUR	1,643	2,036
5.528% due 09/15/2017		900	1,091
GTL Trade Finance, Inc.
7.250% due 10/20/2017		$4,200	4,431
Hanesbrands, Inc.
3.770% due 12/15/2014		2,100	2,063
Hapag-Lloyd AG
9.000% due 10/15/2015	EUR	200	214
Harvest Operations Corp.
6.875% due 10/01/2017		$500	502
HCA, Inc.
6.500% due 02/15/2020		13,700	13,426
7.250% due 09/15/2020		750	761
7.875% due 02/15/2020		1,500	1,560
8.500% due 04/15/2019		7,300	7,774
9.875% due 02/15/2017		520	564
Health Management Associates, Inc.
6.125% due 04/15/2016		50	49
HeidelbergCement Finance BV
7.500% due 10/31/2014	EUR	3,600	4,932
8.000% due 01/31/2017		1,700	2,226
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		$5,500	4,565
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		600	626
5.750% due 09/11/2019		700	756
7.625% due 04/09/2019		1,300	1,553

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Indian Oil Corp. Ltd.
4.750% due 01/22/2015		$3,300	$3,385
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	1,300	1,202
8.500% due 02/15/2016		$1,000	745
Insight Communications Co., Inc.
9.375% due 07/15/2018		700	788
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		4,500	4,162
8.500% due 11/01/2019		1,400	1,372
9.500% due 06/15/2016		8,050	8,181
Intelsat Luxembourg S.A.
11.500% due 02/04/2017 (b)		400	345
Jarden Corp.
6.125% due 11/15/2022		1,500	1,474
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		1,900	1,886
KazMunayGas National Co.
6.375% due 04/09/2021		7,800	7,586
7.000% due 05/05/2020		6,900	6,926
8.375% due 07/02/2013		400	420
11.750% due 01/23/2015		12,100	13,885
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		200	217
5.950% due 02/15/2018		6,600	7,529
6.850% due 02/15/2020		10,000	11,841
Kraton Polymers LLC
6.750% due 03/01/2019		650	583
LifePoint Hospitals, Inc.
6.625% due 10/01/2020		200	198
Linn Energy LLC
7.750% due 02/01/2021		1,300	1,306
Listrindo Capital BV
9.250% due 01/29/2015		200	196
Longfor Properties Co. Ltd.
9.500% due 04/07/2016		2,900	2,262
Lyondell Chemical Co.
8.000% due 11/01/2017		13,181	14,268
11.000% due 05/01/2018		3,700	4,014
Macy’s Retail Holdings, Inc.
7.450% due 07/15/2017		400	473
Marfrig Overseas Ltd.
9.500% due 05/04/2020		1,000	650
Masco Corp.
5.875% due 07/15/2012		2,000	2,036
Merck & Co, Inc.
6.000% due 09/15/2017		200	244
Meritor, Inc.
8.125% due 09/15/2015		2,500	2,225
MGM Resorts International
10.375% due 05/15/2014		700	767
11.125% due 11/15/2017		1,000	1,102
Michael Foods, Inc.
9.750% due 07/15/2018		5,300	5,499
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		4,500	5,070
Multiplan, Inc.
9.875% due 09/01/2018		1,300	1,294
Mylan, Inc.
6.000% due 11/15/2018		300	293
7.625% due 07/15/2017		200	209
7.875% due 07/15/2020		1,800	1,890
Nakilat, Inc.
6.067% due 12/31/2033		3,700	4,024

See Accompanying Notes	Semiannual Report	September 30, 2011	75

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nalco Co.
6.625% due 01/15/2019		$1,100	$1,210
Newfield Exploration Co.
6.875% due 02/01/2020		3,000	3,105
7.125% due 05/15/2018		3,100	3,224
Nissan Motor Acceptance Corp.
3.250% due 01/30/2013		600	612
Noble Group Ltd.
4.875% due 08/05/2015		2,000	1,858
6.625% due 08/05/2020		1,900	1,682
6.750% due 01/29/2020		7,170	6,334
Noranda Aluminum Acquisition Corp.
4.417% due 05/15/2015 (b)		616	557
Novelis, Inc.
8.375% due 12/15/2017		5,600	5,572
8.750% due 12/15/2020		2,300	2,266
NXP BV
4.355% due 10/15/2013	EUR	1,319	1,696
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$9,500	9,500
OI European Group BV
6.750% due 09/15/2020	EUR	1,000	1,236
6.875% due 03/31/2017		50	64
Oil States International, Inc.
6.500% due 06/01/2019		$4,000	3,930
Oshkosh Corp.
8.250% due 03/01/2017		200	195
8.500% due 03/01/2020		100	98
OXEA Finance & Cy S.C.A
9.500% due 07/15/2017		5,064	4,950
9.625% due 07/15/2017	EUR	475	608
Peabody Energy Corp.
6.500% due 09/15/2020		$1,500	1,584
Pearson Dollar Finance PLC
5.500% due 05/06/2013		700	745
6.250% due 05/06/2018		1,000	1,146
Pemex Project Funding Master Trust
0.929% due 12/03/2012		7,000	7,000
5.500% due 02/24/2025	EUR	1,200	1,485
5.750% due 03/01/2018		$3,000	3,278
6.625% due 06/15/2035		500	541
6.625% due 06/15/2038		300	326
Pernod-Ricard S.A.
7.000% due 01/15/2015	EUR	5,700	8,175
Petrobras International Finance Co.
5.375% due 01/27/2021		$23,800	24,300
5.750% due 01/20/2020		9,300	9,746
5.875% due 03/01/2018		4,600	4,836
7.750% due 09/15/2014		3,600	4,077
7.875% due 03/15/2019		7,130	8,342
8.375% due 12/10/2018		600	714
Petrohawk Energy Corp.
7.250% due 08/15/2018		11,600	13,311
Petroleos de Venezuela S.A.
4.900% due 10/28/2014		600	415
5.000% due 10/28/2015		2,800	1,701
5.250% due 04/12/2017		400	229
5.375% due 04/12/2027		1,000	468
8.500% due 11/02/2017		3,100	2,069
Petroleos Mexicanos
4.875% due 03/15/2015		300	317
5.500% due 01/21/2021		9,400	9,964
6.000% due 03/05/2020		5,000	5,520
8.000% due 05/03/2019		11,700	14,391

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$183	$182
9.750% due 08/14/2019		3,200	3,816
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		200	185
Plains Exploration & Production Co.
6.625% due 05/01/2021		600	592
Pride International, Inc.
6.875% due 08/15/2020		500	579
8.500% due 06/15/2019		15,700	19,728
Quebecor Media, Inc.
7.750% due 03/15/2016		12,966	13,002
Quicksilver Resources, Inc.
11.750% due 01/01/2016		4,100	4,448
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		5,100	4,373
Rain CII Carbon LLC
8.000% due 12/01/2018		700	704
RBS Global, Inc.
8.500% due 05/01/2018		1,200	1,155
Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		2,591	2,650
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		5,000	4,603
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		1,500	1,358
7.125% due 04/15/2019		3,000	2,805
7.875% due 08/15/2019		3,000	2,910
8.250% due 02/15/2021		2,450	1,948
8.750% due 10/15/2016		6,700	6,750
9.000% due 05/15/2018		1,100	935
Rhodia S.A.
4.355% due 10/15/2013	EUR	1,883	2,530
6.875% due 09/15/2020		$2,000	2,310
Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014		400	473
Rockies Express Pipeline LLC
5.625% due 04/15/2020		1,500	1,429
6.250% due 07/15/2013		3,170	3,375
Rockwood Specialties Group, Inc.
7.625% due 11/15/2014	EUR	1,000	1,312
Rohm and Haas Co.
6.000% due 09/15/2017		$3,000	3,398
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		5,400	4,698
RZD Capital Ltd.
5.739% due 04/03/2017		11,800	11,782
SABIC Capital I BV
3.000% due 11/02/2015		4,600	4,658
SandRidge Energy, Inc.
3.871% due 04/01/2014		4,775	4,626
7.500% due 03/15/2021		2,700	2,498
8.000% due 06/01/2018		1,500	1,418
8.750% due 01/15/2020		100	98
Scientific Games International, Inc.
9.250% due 06/15/2019		700	709
Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		1,900	1,780
Sino-Forest Corp.
6.250% due 10/21/2017		815	212
Smurfit Kappa Acquisitions
7.750% due 11/15/2019	EUR	3,200	4,116
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		$2,300	2,220

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		$800	$856
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	1,000	1,310
Star Energy Geothermal Wayang Windu Ltd.
11.500% due 02/12/2015		$2,100	2,100
Steel Dynamics, Inc.
7.375% due 11/01/2012		3,300	3,382
7.625% due 03/15/2020		100	100
7.750% due 04/15/2016		2,000	1,980
STHI Holding Corp.
8.000% due 03/15/2018		1,000	970
SunGard Data Systems, Inc.
10.625% due 05/15/2015		1,600	1,676
Teck Resources Ltd.
3.850% due 08/15/2017		2,300	2,429
9.750% due 05/15/2014		6,000	7,118
10.250% due 05/15/2016		2,750	3,236
10.750% due 05/15/2019		1,000	1,244
Telefonica Emisiones S.A.U.
0.594% due 02/04/2013		10,000	9,621
6.221% due 07/03/2017		2,900	2,936
Telenet Finance Luxembourg S.C.A
6.375% due 11/15/2020	EUR	700	848
Tenet Healthcare Corp.
10.000% due 05/01/2018		$1,700	1,849
Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		1,002	1,019
Teva Pharmaceutical Finance Co. LLC
5.550% due 02/01/2016		1,000	1,146
TMK OAO Via TMK Capital S.A.
7.750% due 01/27/2018		200	180
Toll Brothers Finance Corp.
5.150% due 05/15/2015		400	404
Tomkins LLC
9.000% due 10/01/2018		4,500	4,635
TransDigm, Inc.
7.750% due 12/15/2018		1,000	1,022
Transocean, Inc.
4.950% due 11/15/2015		1,500	1,582
7.375% due 04/15/2018		4,000	4,587
Trinidad Drilling Ltd.
7.875% due 01/15/2019		300	300
UAL Pass-Through Trust
9.750% due 01/15/2017		2,312	2,532
10.400% due 05/01/2018		3,682	3,976
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	3,300	4,421
Univision Communications, Inc.
8.500% due 05/15/2021		$6,450	5,063
UPC Holding BV
8.375% due 08/15/2020	EUR	4,000	4,636
UPCB Finance II Ltd.
6.375% due 07/01/2020		2,600	3,013
UPCB Finance Ltd.
7.625% due 01/15/2020		3,000	3,758
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016		$3,300	3,328
9.500% due 01/21/2020		1,900	1,820
Usiminas Commercial Ltd.
7.250% due 01/18/2018		1,150	1,225
Vale Overseas Ltd.
4.625% due 09/15/2020		3,200	3,136
5.625% due 09/15/2019		15,000	15,855
6.875% due 11/21/2036		100	108

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International
6.500% due 07/15/2016		$2,900	$2,712
6.750% due 08/15/2021		8,500	7,406
6.875% due 12/01/2018		3,200	2,912
7.000% due 10/01/2020		900	801
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		6,700	6,181
Volkswagen International Finance NV
4.000% due 08/12/2020		200	202
Warner Chilcott Corp.
7.750% due 09/15/2018		500	480
Windstream Corp.
7.875% due 11/01/2017		2,300	2,340
8.125% due 08/01/2013		2,400	2,538
8.625% due 08/01/2016		1,096	1,134
WMG Acquisition Corp.
9.500% due 06/15/2016		5,425	5,520
Wynn Las Vegas LLC
7.750% due 08/15/2020		10,400	10,972
Yanlord Land Group Ltd.
10.625% due 03/29/2018		2,700	1,782
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	11,100	14,351

			1,180,005

UTILITIES 8.3%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		$6,950	6,950
AES Corp.
8.000% due 10/15/2017		50	50
8.000% due 06/01/2020		4,400	4,422
AES Panama S.A.
6.350% due 12/21/2016		3,300	3,564
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		18,200	18,327
6.103% due 06/27/2012		5,900	6,033
7.700% due 08/07/2013		100	106
8.700% due 08/07/2018		6,500	7,548
AT&T, Inc.
4.850% due 02/15/2014		6,772	7,287
Baltimore Gas & Electric Co.
6.125% due 07/01/2013		500	538
BP Capital Markets PLC
2.375% due 12/14/2011		540	542
2.750% due 02/27/2012		70	71
3.125% due 03/10/2012		1,170	1,181
3.625% due 05/08/2014		110	116
4.750% due 03/10/2019		220	244
British Telecommunications PLC
8.750% due 12/07/2016	GBP	1,400	2,678
Calpine Corp.
7.250% due 10/15/2017		$2,600	2,522
7.875% due 07/31/2020		1,100	1,067
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		7,200	8,136
7.750% due 11/30/2015		800	908
CMS Energy Corp.
1.199% due 01/15/2013		4,400	4,334
5.050% due 02/15/2018		100	99
Colbun S.A.
6.000% due 01/21/2020		500	514
Consolidated Edison Co. of New York, Inc.
5.550% due 04/01/2014		4,800	5,288
Crown Castle Towers LLC
6.113% due 01/15/2040		4,800	5,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duke Energy Corp.
5.050% due 09/15/2019		$300	$339
E.CL S.A.
5.625% due 01/15/2021		2,500	2,626
Embarq Corp.
7.082% due 06/01/2016		5,600	5,806
Energy Future Holdings Corp.
10.000% due 01/15/2020		7,000	6,825
Energy Future Intermediate Holding Co. LLC
10.000% due 12/01/2020		1,000	980
Entergy Corp.
3.625% due 09/15/2015		900	902
5.125% due 09/15/2020		400	413
Expro Finance Luxembourg S.C.A
8.500% due 12/15/2016		400	350
Frontier Communications Corp.
7.125% due 03/15/2019		3,000	2,872
7.875% due 04/15/2015		700	705
Indo Energy Finance BV
7.000% due 05/07/2018		1,800	1,620
Israel Electric Corp. Ltd.
7.250% due 01/15/2019		1,400	1,493
9.375% due 01/28/2020		1,000	1,183
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		3,200	3,184
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		2,500	2,519
Koninklijke KPN NV
5.750% due 03/18/2016	GBP	1,600	2,761
Korea Electric Power Corp.
3.000% due 10/05/2015		$400	391
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,500	1,474
6.250% due 06/17/2014		800	868
Majapahit Holding BV
7.250% due 10/17/2011		23,255	23,284
7.250% due 06/28/2017		100	108
7.750% due 10/17/2016		200	223
7.750% due 01/20/2020		4,200	4,687
National Grid PLC
6.300% due 08/01/2016		700	806
Nextel Communications, Inc.
6.875% due 10/31/2013		700	684
NGPL PipeCo LLC
6.514% due 12/15/2012		1,900	1,978
7.119% due 12/15/2017		3,400	3,593
NRG Energy, Inc.
7.375% due 01/15/2017		4,300	4,456
8.250% due 09/01/2020		3,900	3,705
8.500% due 06/15/2019		3,000	2,910
NV Energy, Inc.
6.250% due 11/15/2020		2,800	2,941
Penn Virginia Corp.
10.375% due 06/15/2016		1,500	1,579
Pennsylvania Electric Co.
5.200% due 04/01/2020		400	449
PG&E Corp.
5.750% due 04/01/2014		4,800	5,268
Progress Energy, Inc.
6.050% due 03/15/2014		4,800	5,288
PSEG Power LLC
5.320% due 09/15/2016		2,557	2,833
Puget Energy, Inc.
6.500% due 12/15/2020		2,000	2,043

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qtel International Finance Ltd.
3.375% due 10/14/2016	$1,500	$1,508
4.750% due 02/16/2021	3,700	3,714
5.000% due 10/19/2025	4,500	4,424
Qwest Communications International, Inc.
7.500% due 02/15/2014	11,225	11,253
Qwest Corp.
3.597% due 06/15/2013	600	605
8.875% due 03/15/2012	5,000	5,181
Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	220	239
Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012	2,500	2,575
5.500% due 09/30/2014	6,500	7,101
5.832% due 09/30/2016	194	210
6.750% due 09/30/2019	250	298
Sierra Pacific Power Co.
6.000% due 05/15/2016	200	230
Sprint Capital Corp.
8.375% due 03/15/2012	4,525	4,593
Sprint Nextel Corp.
6.000% due 12/01/2016	2,200	1,903
Telesat LLC
11.000% due 11/01/2015	2,075	2,231
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018	8,425	8,804
TNK-BP Finance S.A.
6.250% due 02/02/2015	5,000	5,088
6.625% due 03/20/2017	7,500	7,519
7.250% due 02/02/2020	6,200	6,278
7.500% due 03/13/2013	7,500	7,744
7.500% due 07/18/2016	4,700	4,889
7.875% due 03/13/2018	3,800	3,990
Verizon Communications, Inc.
5.550% due 02/15/2016	800	914
8.750% due 11/01/2018	1,500	2,014
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016	3,200	2,952
7.748% due 02/02/2021	200	168
9.125% due 04/30/2018	3,600	3,510
Vodafone Group PLC
5.450% due 06/10/2019	3,400	3,997

		296,014

Total Corporate Bonds & Notes (Cost $2,643,425)		2,519,444

CONVERTIBLE BONDS & NOTES 0.2%

BANKING & FINANCE 0.2%
Boston Properties LP
2.875% due 02/15/2037	6,300	6,355

INDUSTRIALS 0.0%
Transocean, Inc.
1.500% due 12/15/2037	1,600	1,586

Total Convertible Bonds & Notes (Cost $7,762)		7,941

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.6%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	130
6.918% due 04/01/2040	1,400	1,801

See Accompanying Notes	Semiannual Report	September 30, 2011	77

Schedule of Investments PIMCO Floating Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	$100	$119
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	200	248
7.950% due 03/01/2036	100	114
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2003
6.750% due 06/01/2039	10,360	11,430
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	100	64
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	100	118
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	100	123
Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	200	216
6.603% due 07/01/2050	100	133
Riverside, California Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	100	134
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2003
6.590% due 11/01/2013	1,135	1,161
7.490% due 11/01/2018	1,435	1,437
7.740% due 11/01/2021	1,885	1,946
San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	700	726
Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	100	69

		19,969

ILLINOIS 0.0%
Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	900	939

INDIANA 0.1%
Indiana State Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	100	118
Indiana State Finance Authority Wastewater Utility Revenue Bonds, Series 2011
5.250% due 10/01/2038	1,000	1,080

		1,198

NEW YORK 0.4%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	10,200	11,761
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	100	119
5.882% due 06/15/2044	100	123
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	200	242
New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	100	116

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	$1,300	$1,534

		13,895

OHIO 0.0%
Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	300	211
6.500% due 06/01/2047	200	153

		364

TENNESSEE 0.0%
Nashville & Davidson County, Tennessee Metropolitan Government Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	127

TEXAS 0.0%
Houston, Texas Higher Education Finance, Corp. Revenue Bonds, Series 2011
6.875% due 05/15/2041	1,000	1,077
North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	100	127

		1,204

WEST VIRGINIA 0.1%
West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,645	4,839

Total Municipal Bonds & Notes (Cost $40,101)		42,535

U.S. GOVERNMENT AGENCIES 0.5%
Fannie Mae
0.435% due 10/27/2037	200	199
0.585% due 09/25/2042	25	25
1.250% due 03/14/2014 (i)	13,300	13,531
2.410% due 02/01/2035	108	114
4.500% due 04/25/2017	25	25
5.000% due 04/25/2022	180	182
5.028% due 05/01/2035	327	350
5.500% due 04/01/2034	1,311	1,433
6.000% due 03/25/2031 - 04/25/2043	631	639
Freddie Mac
5.000% due 04/15/2018 - 02/15/2020	426	437
5.500% due 03/15/2017	5	5
Ginnie Mae
0.529% due 12/16/2026	145	145

Total U.S. Government Agencies (Cost $17,032)		17,085

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Bonds
4.375% due 05/15/2041 (i)	2,300	2,981

Total U.S. Treasury Obligations (Cost $2,780)		2,981

MORTGAGE-BACKED SECURITIES 4.2%
Adjustable Rate Mortgage Trust
4.905% due 08/25/2035	2,007	1,648
5.217% due 11/25/2035	555	388
5.326% due 10/25/2035	2,886	2,436

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American General Mortgage Loan Trust
5.150% due 03/25/2058	$657	$673
American Home Mortgage Assets
0.445% due 10/25/2046	333	167
American Home Mortgage Investment Trust
0.475% due 05/25/2047	432	53
2.037% due 09/25/2045	95	74
Banc of America Funding Corp.
0.719% due 07/26/2036	723	710
2.565% due 06/25/2034	212	198
2.780% due 09/20/2035	373	255
5.487% due 05/20/2036	1,400	1,063
5.888% due 04/25/2037	628	444
Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2033	96	84
2.882% due 02/25/2036	40	30
2.884% due 07/25/2033	1,350	1,261
5.500% due 12/25/2020	216	218
5.563% due 11/20/2046	2,989	2,205
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.916% due 02/10/2051	100	106
Bear Stearns Adjustable Rate Mortgage Trust
2.473% due 04/25/2034	2,871	2,484
2.605% due 08/25/2033	294	276
2.727% due 10/25/2035	177	174
4.629% due 01/25/2035	32	27
5.195% due 05/25/2047	380	247
Bear Stearns Alt-A Trust
0.395% due 02/25/2034	1,663	1,221
2.799% due 03/25/2036	190	97
2.849% due 11/25/2036	149	78
Bear Stearns Commercial Mortgage Securities
5.295% due 10/12/2042	1,000	1,104
5.705% due 04/12/2038	500	558
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	604	362
4.719% due 12/26/2046	1,599	978
CC Mortgage Funding Corp.
0.365% due 05/25/2048	2,986	1,187
CDC Commercial Mortgage Trust
6.005% due 05/15/2035	900	905
Chase Mortgage Finance Corp.
2.755% due 02/25/2037	1,168	1,002
5.500% due 12/25/2022	2,826	2,813
5.893% due 09/25/2036	4,718	4,246
Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037	684	372
2.701% due 08/25/2035	1,027	491
2.736% due 03/25/2034	15	13
2.775% due 12/25/2035	303	148
5.323% due 08/25/2035	10,439	9,769
5.624% due 09/25/2037 (a)	752	451
Commercial Mortgage Pass-Through Certificates
5.116% due 06/10/2044	700	761
Countrywide Alternative Loan Trust
0.395% due 02/25/2047	327	197
0.426% due 12/20/2046	999	500
0.440% due 07/20/2046	338	130
0.465% due 08/25/2046	547	82
0.510% due 09/20/2046	600	65
0.543% due 11/20/2035	190	108
0.740% due 11/20/2035	500	100
1.242% due 12/25/2035	169	99
5.500% due 03/25/2036	184	124
5.590% due 11/25/2035	389	214
6.000% due 02/25/2037	4,758	3,189

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
3.030% due 04/25/2035		$147	$85
5.096% due 10/20/2035		406	271
5.319% due 02/20/2036		520	356
5.391% due 05/20/2036		569	350
5.500% due 11/25/2035		481	446
6.000% due 01/25/2037		13,785	11,921
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		24	19
2.439% due 06/25/2033		398	365
Credit Suisse Mortgage Capital Certificates
5.863% due 02/25/2037		453	236
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036		506	353
Deutsche ALT-A Securities, Inc.
5.869% due 10/25/2036		429	242
5.886% due 10/25/2036		429	242
Deutsche Mortgage Securities, Inc.
1.471% due 06/28/2047		1,839	1,837
Downey Savings & Loan Association Mortgage Loan Trust
0.540% due 11/19/2037		800	37
First Horizon Asset Securities, Inc.
5.688% due 02/25/2036		957	839
5.750% due 05/25/2037		600	498
Granite Master Issuer PLC
0.330% due 12/20/2054		4,095	3,884
0.788% due 12/20/2054	GBP	585	856
1.546% due 12/20/2054	EUR	3,600	4,573
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		$7	7
Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		500	528
GS Mortgage Securities Corp.
5.396% due 08/10/2038		500	533
GSR Mortgage Loan Trust
2.738% due 11/25/2035		186	164
2.756% due 09/25/2035		1,860	1,727
2.795% due 01/25/2036		133	98
6.000% due 02/25/2036		2,626	2,292
Harborview Mortgage Loan Trust
0.360% due 04/19/2038		1,744	1,073
0.420% due 01/19/2038		57	34
0.570% due 06/20/2035		1,967	1,512
Homebanc Mortgage Trust
0.415% due 12/25/2036		362	235
Indymac Index Mortgage Loan Trust
0.475% due 07/25/2035		32	18
4.933% due 09/25/2035		330	254
5.194% due 06/25/2035		316	220
JPMorgan Chase Commercial Mortgage Securities Corp.
5.372% due 12/15/2044		800	880
JPMorgan Mortgage Trust
2.806% due 07/25/2035		1,795	1,611
5.333% due 07/25/2035		700	672
5.738% due 06/25/2037		1,878	1,666
6.500% due 09/25/2035		984	991
JPMorgan Re-REMIC
0.736% due 03/26/2037		1,192	1,064
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		2,468	2,547
MASTR Adjustable Rate Mortgages Trust
0.445% due 04/25/2046		1,166	615
Mellon Residential Funding Corp.
0.669% due 12/15/2030		126	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Alternative Note Asset
0.535% due 03/25/2037	$535	$188
Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036	80	53
5.418% due 12/25/2035	1,150	953
Morgan Stanley Capital
5.610% due 04/15/2049	2,442	2,525
5.809% due 12/12/2049	200	216
Morgan Stanley Mortgage Loan Trust
2.277% due 06/25/2036	33	28
5.087% due 07/25/2035	972	819
6.000% due 10/25/2037 (a)	1,709	1,202
Opteum Mortgage Acceptance Corp.
0.495% due 07/25/2035	170	155
RBSGC Mortgage Pass-Through Certificates
5.500% due 11/25/2035	4,345	3,442
RBSSP Resecuritization Trust
0.538% due 03/26/2037	1,294	1,158
0.735% due 03/26/2036	566	537
Residential Accredit Loans, Inc.
0.415% due 06/25/2046	53	18
1.602% due 09/25/2045	1,007	570
6.000% due 06/25/2036	1,127	680
Residential Funding Mortgage Securities
3.033% due 09/25/2035	1,219	779
Sequoia Mortgage Trust
0.580% due 07/20/2033	379	318
Structured Adjustable Rate Mortgage Loan Trust
2.535% due 09/25/2035	2,304	1,790
2.540% due 01/25/2035	1,141	885
Structured Asset Mortgage Investments, Inc.
0.365% due 03/25/2037	1,887	1,005
0.485% due 09/25/2047	511	121
0.580% due 03/19/2034	71	60
0.890% due 10/19/2034	483	399
Structured Asset Securities Corp.
2.480% due 06/25/2033	488	431
2.655% due 10/25/2035	266	211
TBW Mortgage-Backed Pass-Through Certificates
5.970% due 09/25/2036	485	97
Wachovia Bank Commercial Mortgage Trust
5.275% due 11/15/2048	788	787
5.922% due 05/15/2043	800	881
5.926% due 06/15/2049	3,010	3,045
WaMu Mortgage Pass-Through Certificates
0.515% due 11/25/2045	1,798	1,231
0.545% due 01/25/2045	151	116
0.555% due 08/25/2045	985	758
0.942% due 02/25/2047	453	256
0.972% due 01/25/2047	1,209	706
1.012% due 05/25/2047	724	438
1.052% due 12/25/2046	682	449
1.122% due 10/25/2046	2,725	1,697
1.242% due 02/25/2046	2,751	1,924
1.442% due 11/25/2042	301	247
2.553% due 09/25/2033	496	475
2.643% due 02/25/2037	474	332
2.665% due 12/25/2036	4,448	2,842
Wells Fargo Mortgage-Backed Securities Trust
2.537% due 09/25/2033	679	637
2.720% due 06/25/2035	3,943	3,678
2.731% due 03/25/2036	2,165	1,777
2.734% due 07/25/2036	136	101
2.738% due 04/25/2036	2,553	1,928
2.742% due 07/25/2036	4,249	3,196
2.744% due 05/25/2036	259	194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.771% due 04/25/2036		$7,500	$5,851
6.000% due 04/25/2037		3,400	3,142
6.068% due 11/25/2037		3,711	2,867

Total Mortgage-Backed Securities (Cost $166,121)			151,046

ASSET-BACKED SECURITIES 2.0%
Aircraft Certificate Owner Trust
6.455% due 09/20/2022		913	886
7.001% due 09/20/2022		5,950	5,467
Ameriquest Mortgage Securities, Inc.
0.705% due 01/25/2035		457	429
Asset-Backed Securities Corp. Home Equity
1.879% due 03/15/2032		1,319	952
Atrium CDO Corp.
0.682% due 06/27/2015		1,547	1,481
Avoca CLO BV
1.974% due 09/15/2021	EUR	6,780	8,405
Bear Stearns Asset-Backed Securities Trust
0.785% due 10/25/2034		$688	660
Carrington Mortgage Loan Trust
0.285% due 01/25/2037		15	14
0.475% due 10/25/2036		1,000	335
Citibank Omni Master Trust
2.329% due 05/16/2016		20,300	20,476
Citigroup Mortgage Loan Trust, Inc.
0.275% due 12/25/2036		130	125
0.295% due 07/25/2045		1,096	821
0.345% due 08/25/2036		217	195
Countrywide Asset-Backed Certificates
0.415% due 09/25/2036		438	345
0.485% due 04/25/2036		3,763	3,198
0.495% due 05/25/2036		2,200	1,849
4.740% due 10/25/2035		2,063	1,919
Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036		133	90
First Franklin Mortgage Loan Asset- Backed Certificates
0.345% due 11/25/2036		600	553
GSAMP Trust
0.305% due 12/25/2036		127	82
0.605% due 03/25/2047		4,500	1,539
HSBC Asset Loan Obligation
0.295% due 12/25/2036		207	168
Long Beach Mortgage Loan Trust
0.565% due 01/25/2046		35	15
0.795% due 10/25/2034		288	212
MASTR Asset-Backed Securities Trust
0.285% due 01/25/2037		520	118
Merrill Lynch First Franklin Mortgage Loan Trust
0.295% due 07/25/2037		33	32
Morgan Stanley Dean Witter Capital
1.585% due 02/25/2033		1,928	1,502
Moselle CLO S.A.
1.813% due 01/06/2020	EUR	2,587	3,226
Residential Asset Mortgage Products, Inc.
0.635% due 06/25/2047		$600	260
SACO, Inc.
0.735% due 12/25/2035		997	338
SLC Student Loan Trust
4.750% due 06/15/2033		1,629	1,631
SLM Student Loan Trust
1.753% due 04/25/2023		1,315	1,352
3.479% due 05/16/2044		1,924	2,005
3.500% due 08/17/2043		2,111	2,099

See Accompanying Notes	Semiannual Report	September 30, 2011	79

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 11/16/2043		$3,099	$2,966
6.229% due 07/15/2042		1,968	1,845
Specialty Underwriting & Residential Finance
0.915% due 01/25/2034		17	13
Structured Asset Securities Corp.
0.315% due 01/25/2037		92	91
Venture CDO Ltd.
0.481% due 01/20/2022		2,000	1,838
WaMu Asset-Backed Certificates
0.285% due 01/25/2037		37	36
Wind River CLO Ltd.
0.680% due 12/19/2016		1,565	1,498

Total Asset-Backed Securities (Cost $75,543)			71,066

SOVEREIGN ISSUES 9.9%
Bahrain Government International Bond
5.500% due 03/31/2020		1,300	1,242
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	776
6.369% due 06/16/2018		$12,100	13,370
6.500% due 06/10/2019		1,800	2,007
Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	8,120	11,172
7.375% due 04/25/2012		$19,383	20,061
Brazil Government International Bond
7.875% due 03/07/2015		5,000	5,895
8.875% due 04/15/2024		200	285
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2024 (e)	BRL	3,600	4,039
10.000% due 01/01/2012		7,263	3,846
10.000% due 01/01/2013		561	296
10.000% due 01/01/2014		559	291
10.000% due 01/01/2017		4,079	2,039
10.000% due 01/01/2021		5,521	2,673
Canada Government Bond
3.250% due 06/01/2021 (j)	CAD	41,100	42,998
Canada Housing Trust No. 1
3.800% due 06/15/2021		23,400	24,496
Colombia Government International Bond
6.125% due 01/18/2041		$600	683
8.375% due 02/15/2027		1,300	1,630
Export-Import Bank of Korea
0.466% due 10/04/2011		3,500	3,500
1.393% due 03/13/2012		7,100	7,099
3.750% due 10/20/2016		400	392
4.000% due 01/29/2021		3,800	3,536
5.125% due 06/29/2020		1,600	1,632
5.875% due 01/14/2015		400	428
Indonesia Government International Bond
6.875% due 03/09/2017		4,300	4,859
6.875% due 01/17/2018		300	338
7.500% due 01/15/2016		5,000	5,689
9.500% due 07/15/2031	IDR	41,000,000	5,572
10.000% due 02/15/2028		21,000,000	2,976
10.500% due 08/15/2030		29,000,000	4,280
11.625% due 03/04/2019		$5,200	7,423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Jordan Government International Bond
3.875% due 11/12/2015		$250	$231
Korea Development Bank
5.300% due 01/17/2013		1,150	1,195
Korea Finance Corp.
3.250% due 09/20/2016		400	386
Korea Government International Bond
4.875% due 09/22/2014		200	213
Korea Housing Finance Corp.
4.125% due 12/15/2015		800	825
Mexico Government International Bond
5.750% due 10/12/2110		100	99
8.300% due 08/15/2031		100	143
Panama Government International Bond
7.250% due 03/15/2015		6,250	7,178
Peru Government International Bond
7.350% due 07/21/2025		450	563
8.375% due 05/03/2016		12,000	14,700
8.750% due 11/21/2033		139	198
Philippines Government International Bond
6.500% due 01/20/2020		9,500	11,068
7.500% due 09/25/2024		200	242
8.250% due 01/15/2014		200	226
8.375% due 06/17/2019		100	127
8.875% due 03/17/2015		107	128
9.000% due 02/15/2013		200	218
Qatar Government International Bond
4.000% due 01/20/2015		17,200	18,146
5.250% due 01/20/2020		600	663
6.550% due 04/09/2019		1,000	1,195
Russia Government International Bond
7.500% due 03/31/2030		28,307	31,879
South Africa Government International Bond
5.250% due 05/16/2013	EUR	2,870	3,973
6.875% due 05/27/2019		$2,170	2,593
8.000% due 12/21/2018	ZAR	144,600	17,888
8.250% due 09/15/2017		133,400	16,884
Turkey Government International Bond
5.625% due 03/30/2021		$13,400	13,769
6.750% due 04/03/2018		2,700	2,977
6.750% due 05/30/2040		200	210
6.875% due 03/17/2036		1,600	1,712
7.000% due 03/11/2019		800	900
7.000% due 06/05/2020		5,100	5,738
7.250% due 03/05/2038		1,700	1,896
Uruguay Government International Bond
8.000% due 11/18/2022		7,509	9,386
9.250% due 05/17/2017		650	829
Venezuela Government International Bond
7.750% due 10/13/2019		900	576
8.250% due 10/13/2024		1,200	714

Total Sovereign Issues (Cost $357,855)			355,191

		SHARES
COMMON STOCKS 0.0%

CONSUMER SERVICES 0.0%
Tropicana Las Vegas Hotel and Casino (c)		50,000	675

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)	345,787	$463

INDUSTRIALS 0.0%
DURA Automotive Systems, Inc. (c)	9,042	0

Total Common Stocks (Cost $7,082)		1,138

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
7.000% due 12/31/2049	1,500	1,005

Total Preferred Securities (Cost $1,412)		1,005

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.9%

CERTIFICATES OF DEPOSIT 0.1%
Banco do Brasil S.A.
1.952% due 02/15/2013	$4,600	4,597

REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust Co.
0.010% due 10/03/2011	4,231	4,231

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $4,321. Repurchase proceeds are $4,231.)

U.S. TREASURY BILLS 5.2%
0.018% due 10/13/2011 - 03/29/2012 (d)(g)(i)(j)	185,486	185,461

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 2.5%
	8,874,247	88,858

Total Short-Term Instruments (Cost $283,185)		283,147

PURCHASED OPTIONS (l) 0.0%
(Cost $532)		956

Total Investments 101.1% (Cost $3,783,175)		$3,626,031

Written Options (m) (0.3%) (Premiums $6,513)		(10,266)

Other Assets and Liabilities (Net) (0.8%)		(27,790)

Net Assets 100.0%		$3,587,975

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $48,227 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $2,514 at a weighted average interest rate of -0.841%. On September 30, 2011, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $2,359 and cash of $4,161 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2012	3,753	$2,522
90-Day Eurodollar June Futures	Long	06/2012	1,055	(94)
90-Day Eurodollar March Futures	Long	03/2012	2,100	388
90-Day Eurodollar March Futures	Long	03/2013	1,453	1,451
Canada Government 10-Year Bond December Futures	Long	12/2011	21	12
U.S. Treasury 10-Year Note December Futures	Short	12/2011	51	(107)

				$4,172

(j)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $36,261 and cash $1,887 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	$389,000	$(26,537)	$(317)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016	223,000	(9,828)	(22)
Receive	3-Month USD-LIBOR	3.250%	09/02/2020	4,800	(528)	(29)
Receive	3-Month USD-LIBOR	3.250%	11/02/2020	1,100	(132)	(18)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	719,000	(100,864)	(11,255)

					$(137,889)	$(11,641)

(k)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	DUB	(1.320%	)	09/20/2018	0.891%	$	2,000	$(57)	$0	$(57)
Embarq Corp.	GST	(1.000%	)	06/20/2016	2.906%		2,700	221	(18)	239
Embarq Corp.	JPM	(1.550%	)	06/20/2016	3.012%		3,000	187	0	187
Macy’s Retail Holdings, Inc.	DUB	(1.000%	)	09/20/2017	1.779%		400	17	32	(15)
Masco Corp.	BPS	(1.000%	)	09/20/2012	2.198%		2,000	22	25	(3)
Pearson Dollar Finance PLC	DUB	(1.000%	)	06/20/2018	0.938%		1,000	(5)	(25)	20
Rohm and Haas Co.	FBF	(1.850%	)	09/20/2017	0.475%		3,000	(240)	0	(240)
Teva Pharmaceutical Finance II LLC	BRC	(1.000%	)	03/20/2016	0.716%		1,000	(13)	(26)	13

								$132	$(12)	$144

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	GST	1.000%	03/20/2018	4.269%	$	1,900	$(327)	$(112)	$(215)
Alcoa, Inc.	JPM	1.000%	03/20/2018	4.269%		1,100	(189)	(62)	(127)
Ally Financial, Inc.	DUB	5.000%	12/20/2011	6.153%		9,600	(7)	215	(222)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	6.156%		1,000	(6)	(5)	(1)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.916%		1,500	1	(4)	5
American International Group, Inc.	DUB	5.000%	09/20/2013	3.589%		1,000	28	(130)	158
American International Group, Inc.	UAG	5.000%	09/20/2012	2.915%		3,600	79	(432)	511

See Accompanying Notes	Semiannual Report	September 30, 2011	81

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	UAG	5.000%	09/20/2014	4.063%	$	1,100	$30	$(154)	$184
Amgen, Inc.	GST	1.000%	09/20/2014	0.291%		9,200	197	197	0
ARAMARK Corp.	CBK	5.000%	03/20/2014	3.524%		2,400	88	(65)	153
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2013	1.686%		2,200	(21)	0	(21)
Berkshire Hathaway Finance Corp.	DUB	1.000%	09/20/2014	2.078%		2,000	(60)	(117)	57
Berkshire Hathaway Finance Corp.	GST	1.000%	09/20/2015	2.286%		1,000	(47)	(30)	(17)
BMW U.S. Capital LLC	BRC	1.000%	09/20/2015	1.571%		2,000	(43)	4	(47)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2012	0.758%	EUR	1,900	5	(209)	214
Brazil Government International Bond	BOA	2.900%	05/20/2014	1.512%	$	5,200	244	0	244
Brazil Government International Bond	BOA	2.920%	05/20/2014	1.512%		2,500	119	0	119
Brazil Government International Bond	BRC	2.370%	05/20/2014	1.512%		3,400	106	0	106
Brazil Government International Bond	BRC	1.980%	09/20/2014	1.590%		6,700	81	0	81
Brazil Government International Bond	CBK	1.920%	09/20/2014	1.590%		6,700	69	0	69
Brazil Government International Bond	HUS	1.000%	09/20/2016	1.976%		7,000	(317)	(244)	(73)
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.824%		32,000	(1,052)	(300)	(752)
Brazil Government International Bond	MYC	1.850%	09/20/2014	1.590%		6,700	55	0	55
Brazil Government International Bond	UAG	2.250%	05/20/2014	1.512%		3,600	100	0	100
California State General Obligation Bonds, Series 2003	CBK	3.050%	12/20/2020	2.382%		6,000	277	0	277
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.392%		1,800	34	0	34
Chesapeake Energy Corp.	JPM	5.000%	09/20/2014	2.783%		2,900	187	(218)	405
China Government International Bond	BOA	1.000%	09/20/2016	1.954%		2,900	(127)	15	(142)
China Government International Bond	BPS	1.000%	09/20/2015	1.796%		1,000	(30)	9	(39)
China Government International Bond	BRC	1.000%	09/20/2015	1.796%		2,000	(60)	19	(79)
China Government International Bond	BRC	1.000%	09/20/2016	1.954%		7,000	(307)	36	(343)
China Government International Bond	CBK	1.000%	09/20/2015	1.796%		500	(15)	4	(19)
China Government International Bond	CBK	1.000%	09/20/2016	1.954%		8,100	(355)	42	(397)
China Government International Bond	FBF	1.000%	09/20/2016	1.954%		1,000	(44)	5	(49)
China Government International Bond	HUS	1.000%	09/20/2015	1.796%		400	(12)	4	(16)
China Government International Bond	MYC	1.000%	09/20/2015	1.796%		1,100	(33)	9	(42)
China Government International Bond	MYC	1.000%	09/20/2016	1.954%		5,000	(219)	25	(244)
China Government International Bond	RYL	1.000%	09/20/2015	1.796%		2,600	(77)	24	(101)
Colombia Government International Bond	CBK	1.000%	03/20/2016	1.884%		1,400	(52)	(10)	(42)
Comcast Corp.	GST	1.000%	06/20/2021	1.605%		9,900	(491)	(317)	(174)
Community Health Systems, Inc.	GST	5.000%	09/20/2012	4.094%		4,200	44	(273)	317
Connecticut State General Obligation Notes, Series 2007	GST	1.600%	03/20/2021	1.599%		10,000	7	0	7
Continental AG	BRC	5.000%	12/20/2013	4.835%	EUR	1,300	9	61	(52)
Continental AG	UAG	5.000%	12/20/2013	4.835%		2,400	16	122	(106)
Egypt Government International Bond	DUB	1.000%	03/20/2016	4.574%	$	7,300	(1,025)	(858)	(167)
Egypt Government International Bond	HUS	1.000%	03/20/2016	4.574%		600	(84)	(73)	(11)
Egypt Government International Bond	JPM	1.000%	03/20/2016	4.574%		1,000	(140)	(123)	(17)
Egypt Government International Bond	MYC	1.000%	03/20/2016	4.574%		3,000	(421)	(358)	(63)
El Paso Corp.	BOA	5.000%	09/20/2014	1.979%		400	35	(30)	65
El Paso Corp.	FBF	5.000%	09/20/2014	1.979%		4,600	407	(346)	753
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.152%		1,000	(6)	(1)	(5)
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.152%		1,000	(7)	(9)	2
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	03/20/2016	1.152%		2,000	(12)	(10)	(2)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	06/20/2016	1.188%		1,000	(8)	(8)	0
France Government Bond	DUB	0.250%	09/20/2015	1.682%		300	(16)	(11)	(5)
France Government Bond	DUB	0.250%	03/20/2016	1.755%		4,200	(266)	(149)	(117)
France Government Bond	GST	0.250%	03/20/2016	1.755%		8,200	(518)	(274)	(244)
France Government Bond	JPM	0.250%	09/20/2015	1.682%		100	(5)	(3)	(2)
France Government Bond	MYC	0.250%	09/20/2016	1.825%		1,100	(80)	(52)	(28)
General Electric Capital Corp.	CBK	3.950%	03/20/2017	3.198%		14,525	536	0	536
General Electric Capital Corp.	DUB	3.730%	12/20/2013	2.882%		5,000	97	0	97
GenOn Energy, Inc.	BRC	5.000%	09/20/2014	7.101%		2,600	(136)	(390)	254
GenOn Energy, Inc.	GST	5.000%	09/20/2014	7.101%		2,800	(147)	(468)	321
Georgia-Pacific LLC	BOA	5.000%	06/20/2014	1.264%		1,000	102	(102)	204
Goldman Sachs Group, Inc.	MYC	0.235%	06/20/2012	2.897%		6,000	(114)	0	(114)
Illinois State General Obligation Bonds, Series 2006	DUB	2.770%	03/20/2021	2.739%		5,300	15	0	15
Illinois State General Obligation Bonds, Series 2006	DUB	2.820%	03/20/2021	2.739%		2,100	12	0	12
Illinois State General Obligation Bonds, Series 2006	MYC	2.780%	03/20/2021	2.739%		2,100	7	0	7
Indonesia Government International Bond	CBK	1.000%	03/20/2016	2.852%		400	(30)	(8)	(22)
Indonesia Government International Bond	GST	1.000%	09/20/2016	2.969%		3,200	(281)	(120)	(161)
Indonesia Government International Bond	HUS	1.000%	12/20/2015	2.783%		12,750	(881)	(277)	(604)

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (2) (Cont.)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	JPM	1.000%	12/20/2015	2.783%	$	18,750	$(1,296)	$(390)	$(906)
Indonesia Government International Bond	RYL	1.525%	12/20/2011	1.915%		7,000	(2)	0	(2)
Kinder Morgan Energy Partners LP	GST	1.000%	03/20/2018	2.448%		1,900	(157)	(78)	(79)
MetLife, Inc.	GST	1.000%	09/20/2015	3.199%		3,500	(277)	(203)	(74)
MetLife, Inc.	UAG	1.000%	09/20/2015	3.199%		3,900	(309)	(231)	(78)
Mexico Government International Bond	BOA	3.200%	05/20/2014	1.495%		2,800	158	0	158
Mexico Government International Bond	BOA	2.130%	06/20/2014	1.518%		3,500	79	0	79
Mexico Government International Bond	BRC	2.680%	05/20/2014	1.495%		3,400	139	0	139
Mexico Government International Bond	BRC	2.310%	06/20/2014	1.518%		2,900	81	0	81
Mexico Government International Bond	CBK	1.000%	03/20/2016	1.880%		5,700	(211)	(44)	(167)
Mexico Government International Bond	DUB	1.000%	09/20/2016	1.970%		1,500	(68)	(12)	(56)
Mexico Government International Bond	FBF	1.000%	09/20/2015	1.786%		5,000	(149)	(97)	(52)
Mexico Government International Bond	HUS	1.000%	03/20/2016	1.880%		2,800	(104)	(27)	(77)
Mexico Government International Bond	RYL	1.000%	12/20/2015	1.827%		20,000	(660)	(315)	(345)
Morgan Stanley	CBK	1.000%	06/20/2013	5.341%		200	(14)	(12)	(2)
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.822%		7,300	95	0	95
New Jersey State General Obligation Bonds, Series 2001	GST	1.970%	03/20/2021	1.822%		2,000	22	0	22
New Jersey State General Obligation Bonds, Series 2001	MYC	2.000%	03/20/2021	1.822%		2,400	31	0	31
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	1.428%		1,900	56	0	56
New York State General Obligation Bonds, Series 2005	MYC	1.950%	12/20/2020	1.524%		6,000	186	0	186
NRG Energy, Inc.	BOA	5.000%	06/20/2016	6.397%		1,900	(100)	35	(135)
NRG Energy, Inc.	BPS	5.000%	09/20/2016	6.572%		1,000	(62)	(11)	(51)
NRG Energy, Inc.	DUB	5.000%	06/20/2016	6.397%		6,600	(346)	95	(441)
NRG Energy, Inc.	FBF	5.000%	06/20/2015	5.555%		300	(5)	(5)	0
NRG Energy, Inc.	FBF	5.000%	06/20/2016	6.397%		1,900	(100)	31	(131)
NRG Energy, Inc.	GST	5.000%	06/20/2016	6.397%		7,000	(367)	145	(512)
NRG Energy, Inc.	UAG	5.000%	06/20/2015	5.555%		800	(13)	(13)	0
NRG Energy, Inc.	UAG	5.000%	06/20/2016	6.397%		900	(47)	17	(64)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		4,500	(5)	(56)	51
Petrobras International Finance Co.	JPM	1.000%	12/20/2012	1.206%		4,000	(9)	(2)	(7)
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	1.206%		1,400	(3)	(8)	5
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	2.016%		1,300	(49)	(44)	(5)
Pfizer, Inc.	MYC	1.000%	09/20/2014	0.504%		9,700	146	222	(76)
Philippines Government International Bond	BPS	1.000%	09/20/2015	2.347%		5,000	(251)	(114)	(137)
Philippines Government International Bond	CBK	1.000%	09/20/2015	2.347%		11,700	(586)	(262)	(324)
Philippines Government International Bond	DUB	2.500%	09/20/2017	2.754%		3,000	(38)	0	(38)
Philippines Government International Bond	MYC	1.000%	09/20/2015	2.347%		9,000	(451)	(175)	(276)
Philippines Government International Bond	MYC	2.440%	09/20/2017	2.754%		4,300	(68)	0	(68)
PSEG Energy Holdings LLC	BOA	1.300%	06/20/2012	0.781%		5,000	21	0	21
Qatar Government International Bond	DUB	1.000%	03/20/2016	1.123%		400	(2)	(3)	1
Qatar Government International Bond	HUS	1.000%	03/20/2016	1.123%		400	(2)	(4)	2
Qatar Government International Bond	MYC	1.000%	03/20/2016	1.123%		800	(4)	(6)	2
Russian Agricultural Bank OJSC Via RSHB Capital S.A.	GST	0.700%	06/20/2012	2.357%		6,700	(67)	0	(67)
SLM Corp.	BOA	0.820%	06/20/2012	3.427%		9,200	(169)	0	(169)
South Africa Government International Bond	FBF	1.000%	12/20/2020	2.410%		1,325	(144)	(51)	(93)
South Africa Government International Bond	MYC	1.000%	12/20/2020	2.410%		2,760	(299)	(90)	(209)
Sprint Nextel Corp.	UAG	1.000%	09/20/2017	7.470%		800	(226)	(121)	(105)
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	5.971%		1,500	(36)	(165)	129
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%	JPY	15,000	(33)	(24)	(9)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	17.130%		17,500	(51)	(38)	(13)
Turkey Government International Bond	CBK	1.000%	03/20/2015	2.588%	$	6,200	(323)	(174)	(149)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.757%		700	6	6	0
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		1,300	7	16	(9)
United Kingdom Gilt	FBF	1.000%	09/20/2015	0.787%		500	4	5	(1)
Uruguay Government International Bond	DUB	1.050%	01/20/2012	1.310%		19,000	26	0	26
Vale Overseas Ltd.	UAG	0.650%	06/20/2014	1.524%		2,700	(58)	0	(58)
Volkswagen International Finance NV	BRC	1.000%	09/20/2015	1.759%		3,000	(85)	(19)	(66)
Volkswagen International Finance NV	CBK	1.000%	09/20/2015	1.759%		3,600	(102)	2	(104)

							$(11,372)	$(7,781)	$(3,591)

See Accompanying Notes	Semiannual Report	September 30, 2011	83

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	$	31,900	$1,777	$4,061	$(2,284)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		30,000	1,671	3,825	(2,154)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015		5,000	279	515	(236)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015		26,400	1,470	3,208	(1,738)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015		101,000	6,174	12,436	(6,262)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		1,600	98	228	(130)
CDX.EM-14 5-Year Index	FBF	5.000%	12/20/2015		15,900	972	2,242	(1,270)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015		43,100	2,634	5,967	(3,333)
CDX.EM-14 5-Year Index	RYL	5.000%	12/20/2015		16,400	1,002	2,312	(1,310)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016		14,300	881	1,516	(635)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		50,000	3,080	6,488	(3,408)
CDX.EM-15 5-Year Index	MYC	5.000%	06/20/2016		50,000	3,080	6,488	(3,408)
CDX.EM-15 5-Year Index	UAG	5.000%	06/20/2016		36,400	2,242	3,349	(1,107)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012		13,096	22	0	22
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		41,000	(3,619)	51	(3,670)
CDX.HY-17 5-Year Index	BRC	5.000%	12/20/2016		181,000	(21,664)	(19,457)	(2,207)
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		98,700	(1,532)	266	(1,798)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		42,400	(658)	88	(746)
iTraxx Europe Crossover 7 Index	DUB	2.300%	06/20/2012	EUR	6,580	(329)	118	(447)
iTraxx Europe Crossover 7 Index	JPM	2.300%	06/20/2012		2,162	(109)	(99)	(10)

						$(2,529)	$33,602	$(36,131)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HUS	BRL	1,500	$15	$7	$8
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		175,700	2,749	708	2,041
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		23,500	363	0	363
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		23,600	401	29	372
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		10,200	122	6	116
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		99,000	1,899	785	1,114
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		271,600	3,320	256	3,064
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UAG		163,900	2,093	298	1,795
Pay	1-Year BRL-CDI	12.395%	01/02/2014	UAG		91,300	1,407	68	1,339
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		90,500	1,503	196	1,307
Pay	28-Day MXN TIIE	5.800%	06/08/2016	BRC	MXN	340,800	99	40	59
Pay	28-Day MXN TIIE	5.800%	06/08/2016	HUS		340,700	100	23	77
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC		1,196,000	(690)	276	(966)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		78,000	(45)	19	(64)
Pay	28-Day MXN TIIE	8.170%	11/04/2016	MYC		37,900	291	(35)	326
Pay	28-Day MXN TIIE	8.950%	02/19/2019	JPM		9,200	103	0	103
Pay	28-Day MXN TIIE	7.780%	04/09/2019	JPM		14,800	89	14	75
Pay	28-Day MXN TIIE	6.960%	07/27/2020	HUS		76,000	109	73	36
Receive	3-Month USD-LIBOR	2.000%	06/15/2016	BRC	$	100,000	(4,356)	2,540	(6,896)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	BRC		180,000	(12,255)	3,600	(15,855)

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	DUB	$	123,000	$(8,374)	$341	$(8,715)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	RYL		155,400	(10,580)	2,828	(13,408)
Receive	3-Month USD-LIBOR	1.800%	08/26/2016	RYL		41,600	(1,223)	(79)	(1,144)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016	BPS		69,600	(3,067)	(2,902)	(165)
Receive	3-Month USD-LIBOR	2.250%	12/21/2016	CBK		40,200	(1,772)	(1,974)	202
Receive	3-Month USD-LIBOR	3.250%	09/02/2020	CBK		1,500	(164)	(10)	(154)
Receive	3-Month USD-LIBOR	3.250%	09/02/2020	GLM		5,900	(644)	(25)	(619)
Receive	3-Month USD-LIBOR	3.250%	11/02/2020	BPS		6,700	(799)	(36)	(763)
Receive	3-Month USD-LIBOR	3.250%	11/02/2020	CBK		1,100	(131)	(5)	(126)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	DUB	AUD	11,900	39	31	8
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	JPM		50,000	160	159	1

							$(29,238)	$7,231	$(36,469)

(l)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$	29,150	$99	$201
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012		109,750	433	755

								$532	$956

(m)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	187	$47	$(99)
Call - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	187	98	(57)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	1,379	461	(940)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	571	164	(82)

				$770	$(1,178)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	58,300	$104	$(11)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012		219,500	439	(41)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,600	18	(2)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,700	18	(2)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,700	24	(3)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		116,700	930	(79)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		8,800	91	(5)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		9,500	93	(5)
Call - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Receive	1.750%	11/14/2011		72,500	208	(1,626)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	2.750%	11/14/2011		72,500	363	0
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.000%	10/11/2011		35,500	245	(2,929)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		35,500	401	0

								$2,934	$(4,703)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011	$	33,000	$152	$(461)
Put - OTC CDX.IG-16 5-Year Index	UAG	Sell	1.200%	12/21/2011		114,000	559	(1,593)
Put - OTC CDX.IG-17 5-Year Index	BOA	Sell	1.900%	01/18/2012		85,000	484	(680)
Put - OTC CDX.IG-17 5-Year Index	BPS	Sell	1.900%	12/21/2011		82,000	377	(479)
Put - OTC CDX.IG-17 5-Year Index	GST	Sell	1.900%	12/21/2011		57,000	303	(333)

							$1,875	$(3,546)

See Accompanying Notes	Semiannual Report	September 30, 2011	85

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	12,800	$67	$(48)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		12,800	65	(48)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		43,200	483	(439)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		29,300	319	(304)

						$934	$(839)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$401,200	$2,673
Sales	4,616	1,115,800	6,422
Closing Buys	(2,241)	(284,600)	(2,016)
Expirations	0	0	0
Exercised	(51)	(125,500)	(566)

Balance at 09/30/2011	2,324	$1,106,900	$6,513

(n)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Santander UK PLC	1.840%	08/28/2017	03/31/2011 - 05/26/2011	$4,977	$4,739	0.13%

(o)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	683	10/2011	MSC	$20	$0	$20
Sell	BRL	22,453	11/2011	HUS	1,956	0	1,956
Buy	CAD	6,124	10/2011	CBK	0	(122)	(122)
Sell		4,046	11/2011	DUB	216	0	216
Sell		27	11/2011	MSC	1	0	1
Sell		2,698	11/2011	RBC	154	0	154
Buy	CNY	55,007	11/2011	CBK	0	(42)	(42)
Buy		36,000	02/2012	DUB	66	0	66
Buy		100,129	02/2012	JPM	264	0	264
Buy		20,000	06/2012	CBK	0	(11)	(11)
Buy		9,900	06/2012	DUB	0	(9)	(9)
Buy		15,640	06/2012	GST	0	(9)	(9)
Buy		194,157	06/2012	HUS	0	(535)	(535)
Buy		5,775	06/2012	JPM	0	(4)	(4)
Buy		343,303	06/2012	RYL	0	(681)	(681)
Buy		98,434	02/2013	CBK	0	(488)	(488)
Buy		139,485	02/2013	GST	0	(702)	(702)
Buy		25,000	02/2013	JPM	0	(78)	(78)
Buy		35,000	08/2013	DUB	0	(145)	(145)
Buy		25,000	08/2013	RYL	0	(87)	(87)
Buy		27,000	08/2013	UAG	0	(103)	(103)
Buy		25,000	04/2014	RYL	0	(187)	(187)
Sell	EUR	1,883	10/2011	BRC	177	0	177
Sell		6,223	10/2011	RYL	503	0	503
Sell		108	11/2011	BRC	3	0	3
Buy		3,376	11/2011	CBK	0	(112)	(112)
Sell		43,475	11/2011	CBK	1,762	0	1,762
Sell		71,621	11/2011	FBL	7,113	0	7,113
Sell		113,043	11/2011	JPM	11,394	0	11,394
Buy	GBP	293	12/2011	CBK	0	(6)	(6)
Sell		20,478	12/2011	JPM	732	0	732
Sell		17,554	12/2011	UAG	654	0	654
Sell	IDR	99,000,000	10/2011	DUB	797	0	797
Sell	INR	1,510,712	11/2011	CBK	3,104	0	3,104

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy		1,500,000	11/2011	UAG	$0	$(3,046)	$(3,046)
Buy	KRW	778,033	11/2011	JPM	0	(82)	(82)
Sell	MXN	1,179	11/2011	CBK	13	0	13
Buy		1,619	11/2011	DUB	0	(21)	(21)
Buy		384,036	11/2011	MSC	0	(4,652)	(4,652)
Sell		2,604	11/2011	MSC	24	0	24
Buy		190,054	11/2011	UAG	0	(2,356)	(2,356)
Sell	MYR	9,642	11/2011	BRC	268	0	268
Sell		12,130	04/2012	GST	259	0	259
Buy		21,999	04/2012	UAG	0	(459)	(459)
Buy	NOK	57,340	10/2011	CBK	0	(879)	(879)
Buy		57,340	10/2011	JPM	0	(931)	(931)
Sell	PHP	23,126	11/2011	BRC	0	(5)	(5)
Buy		44,717	03/2012	CBK	0	(12)	(12)
Buy	SGD	14,700	12/2011	RYL	0	(922)	(922)
Buy		64,444	12/2011	UAG	0	(4,267)	(4,267)
Sell	ZAR	104,043	10/2011	GST	686	0	686
Sell		181,723	10/2011	UAG	1,234	0	1,234

					$31,400	$(20,953)	$10,447

(p)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$167,571	$4,925	$172,496
Corporate Bonds & Notes
Banking & Finance	0	1,041,711	1,714	1,043,425
Industrials	480	1,156,390	23,135	1,180,005
Utilities	0	296,014	0	296,014
Convertible Bonds & Notes
Banking & Finance	0	6,355	0	6,355
Industrials	0	1,586	0	1,586
Municipal Bonds & Notes
California	0	19,969	0	19,969
Illinois	0	939	0	939
Indiana	0	1,198	0	1,198
New York	0	13,895	0	13,895
Ohio	0	364	0	364
Tennessee	0	127	0	127
Texas	0	1,204	0	1,204
West Virginia	0	4,839	0	4,839
U.S. Government Agencies	0	17,085	0	17,085
U.S. Treasury Obligations	0	2,981	0	2,981
Mortgage-Backed Securities	0	151,046	0	151,046
Asset-Backed Securities	0	61,394	9,672	71,066
Sovereign Issues	0	355,191	0	355,191
Common Stocks
Consumer Services	0	0	675	675
Financials	0	0	463	463
Preferred Securities
Banking & Finance	0	1,005	0	1,005

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Instruments
Certificates of Deposit	$0	$4,597	$0	$4,597
Repurchase Agreements	0	4,231	0	4,231
U.S. Treasury Bills	0	185,461	0	185,461
PIMCO Short-Term Floating NAV Portfolio	88,858	0	0	88,858
Purchased Options
Interest Rate Contracts	0	956	0	956
	$89,338	$3,496,109	$40,584	$3,626,031

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	6,927	0	6,927
Foreign Exchange Contracts	0	31,400	0	31,400
Interest Rate Contracts	4,373	12,332	75	16,780
	$4,373	$50,659	$75	$55,107

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(50,051)	0	(50,051)
Foreign Exchange Contracts	0	(20,953)	0	(20,953)
Interest Rate Contracts	(201)	(66,397)	(839)	(67,438)
	$(201)	$(137,402)	$(839)	$(138,442)

Totals	$93,510	$3,409,366	$39,820	$3,542,696

See Accompanying Notes	Semiannual Report	September 30, 2011	87

Schedule of Investments PIMCO Floating Income Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$1,984	$2,964	$0	$0	$0	$(23)	$0	$0	$4,925	$(23)
Corporate Bonds & Notes
Banking & Finance	13,034	4,805	(10,206)	(40)	2,766	(5,714)	0	(2,931)	1,714	(3,030)
Industrials	25,577	9,375	(12,167)	(208)	(49)	(1,046)	1,653	0	23,135	(1,065)
Asset-Backed Securities	8,106	224	(72)	20	0	(87)	1,481	0	9,672	(87)
Common Stocks
Consumer Services	800	0	0	0	0	(125)	0	0	675	(125)
Financials	0	1,936	0	0	0	(1,473)	0	0	463	(1,473)

	$49,501	$19,304	$(22,445)	$(228)	$2,717	$(8,468)	$3,134	$(2,931)	$40,584	$(5,803)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$0	$0	$0	$0	$0	$0	$75	$0	$75	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,495)	$0	$0	$0	$0	$656	$0	$0	$(839)	$656

Totals	$48,006	$19,304	$(22,445)	$(228)	$2,717	$(7,812)	$3,209	$(2,931)	$39,820	$(5,147)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(q)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$956	$956
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	177	177
Unrealized appreciation on foreign currency contracts	0	0	0	31,400	0	31,400
Unrealized appreciation on OTC swap agreements	0	6,927	0	0	12,406	19,333

	$0	$6,927	$0	$31,400	$13,539	$51,866

Liabilities:
Written options outstanding	$0	$3,546	$0	$0	$6,720	$10,266
Variation margin payable on financial derivative instruments (2)	0	0	0	0	2,536	2,536
Unrealized depreciation on foreign currency contracts	0	0	0	20,953	0	20,953
Unrealized depreciation on OTC swap agreements	0	46,505	0	0	48,875	95,380

	$0	$50,051	$0	$20,953	$58,131	$129,135

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$312	$0	$0	$(180,463)	$(180,151)
Net realized gain on foreign currency transactions	0	0	0	421	0	421

	$0	$312	$0	$421	$(180,463)	$(179,730)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$424	$424
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	(63,667)	0	0	(35,850)	(99,517)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	13,348	0	13,348

	$0	$(63,667)	$0	$13,348	$(35,426)	$(85,745)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $4,172 and open centrally cleared swaps cumulative appreciation/(depreciation) of $11,641 as reported in the Notes to Schedule of Investments.

(r)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,433)	$266	$(1,167)
BPS	(414)	(270)	(684)
BRC	(35,923)	22,001	(13,922)
CBK	6,539	(7,050)	(511)
DUB	(5,150)	4,152	(998)
FBF	974	(1,080)	(106)
FBL	7,113	(5,580)	1,533
GLM	(502)	590	88
GST	(2,287)	2,120	(167)
HUS	517	(720)	(203)
JPM	9,173	(7,230)	1,943
MSC	(4,607)	3,046	(1,561)
MYC	2,060	(8,258)	(6,198)
RBC	154	0	154
RYL	(12,284)	11,819	(465)
UAG	(4,622)	3,520	(1,102)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	89

Schedule of Investments PIMCO High Yield Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 3.4%
AGFS Funding Co.
5.500% due 05/10/2017		$29,450	$25,879
Cardinal Health, Inc.
2.489% due 04/10/2014		22,822	21,148
Community Health Systems, Inc.
2.569% due 07/25/2014		6,712	6,297
3.819% due 01/25/2017		3,204	2,953
DaVita, Inc.
4.500% due 10/20/2016		3,656	3,613
Dex One Corp.
9.000% due 10/24/2014		2,146	998
First Data Corp.
2.985% due 09/24/2014		37,260	32,708
General Nutrition Centers, Inc.
4.250% due 03/02/2018		2,125	2,062
Harrah’s Operating Co., Inc.
3.235% due 01/28/2015		5,418	4,555
3.253% due 01/28/2015		15,858	13,341
3.369% due 01/28/2015		14	12
Intelsat Ltd.
2.750% due 02/01/2014		20,750	19,349
Local Insight Media Holdings, Inc.
6.250% due 04/23/2015 (a)		3,875	517
Newsday LLC
10.500% due 08/01/2013		19,750	20,441
Nuveen Investments, Inc.
3.253% due 11/13/2014		2,371	2,186
3.369% due 11/13/2014		3,208	2,958
Quintiles Transnational Corp.
5.000% due 06/08/2018		31,750	30,030
Sealed Air Corp.
5.760% due 03/31/2012		55,000	54,402
6.750% due 03/31/2012		10,000	9,892
Texas Competitive Electric Holdings Co. LLC
4.726% due 10/10/2017		66,495	44,781
4.772% due 10/10/2017		70,727	47,630
Univision Communications, Inc.
2.239% due 09/29/2014		13,279	12,002
UPC Holding BV
5.108% due 12/30/2016	EUR	11,280	13,721
5.358% due 12/31/2017		4,884	5,979
Vodafone Group PLC
6.875% due 08/17/2015		$26,491	26,623

Total Bank Loan Obligations (Cost $435,909)			404,077

CORPORATE BONDS & NOTES 85.6%

BANKING & FINANCE 14.7%
Ally Financial, Inc.
0.000% due 06/15/2015		1,350	969
2.526% due 12/01/2014		1,725	1,639
4.500% due 02/11/2014		15,100	13,854
6.000% due 12/15/2011		2,000	2,012
6.250% due 12/01/2017		12,000	10,506
6.750% due 12/01/2014		7,489	7,268
7.500% due 12/31/2013		19,582	19,925
7.500% due 09/15/2020		12,000	10,905
8.000% due 03/15/2020		20,500	19,026
8.000% due 11/01/2031		21,740	19,915
8.300% due 02/12/2015		14,500	14,373
American International Group, Inc.
0.451% due 03/20/2012		1,510	1,503
5.750% due 03/15/2067	GBP	5,550	5,582
8.175% due 05/15/2068		$10,950	9,704
8.250% due 08/15/2018		51,325	57,099

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.625% due 05/22/2038	GBP	25,300	$33,140
BAC Capital Trust VI
5.625% due 03/08/2035		$8,700	6,252
BAC Capital Trust VII
5.250% due 08/10/2035	GBP	18,500	17,309
Barclays Bank PLC
5.926% due 09/29/2049		$4,550	3,390
6.369% due 06/29/2049	GBP	600	629
6.860% due 09/29/2049		$1,600	1,168
7.434% due 09/29/2049		6,750	5,569
14.000% due 11/29/2049	GBP	25,340	41,708
BPCE S.A.
5.250% due 07/29/2049	EUR	700	502
9.000% due 03/29/2049		3,200	3,391
9.250% due 10/29/2049		1,200	1,263
C10 Capital SPV Ltd.
6.722% due 12/29/2049		$5,000	2,350
Cantor Fitzgerald LP
7.875% due 10/15/2019		10,000	10,431
Capital One Capital V
10.250% due 08/15/2039		10,225	10,442
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019	EUR	12,650	15,846
Cequel Communications Holdings I LLC
8.625% due 11/15/2017		$22,250	22,139
CIT Group, Inc.
7.000% due 05/01/2014		28,134	28,732
7.000% due 05/01/2015		59,897	59,523
7.000% due 05/01/2016 (j)		90,403	87,804
7.000% due 05/01/2017		34,077	33,097
Citigroup, Inc.
0.607% due 06/09/2016		7,000	5,834
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 12/29/2049		56,000	67,525
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	5,050	4,095
7.589% due 01/29/2049		3,300	3,088
8.125% due 10/29/2049		1,500	1,532
8.375% due 10/29/2049		$4,773	3,783
E*Trade Financial Corp.
6.750% due 06/01/2016		4,875	4,887
FCE Bank PLC
7.125% due 01/16/2012	EUR	3,000	4,049
7.125% due 01/15/2013		6,000	8,219
9.375% due 01/17/2014		8,700	12,341
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$15,000	15,134
5.875% due 08/02/2021		19,750	19,709
6.625% due 08/15/2017		12,875	13,433
7.000% due 10/01/2013 (j)		114,633	120,678
7.000% due 04/15/2015		12,000	12,630
7.250% due 10/25/2011		210	210
7.500% due 08/01/2012		3,425	3,496
8.000% due 06/01/2014		28,300	30,033
8.000% due 12/15/2016		32,250	35,295
8.125% due 01/15/2020		13,450	15,327
8.700% due 10/01/2014		1,250	1,354
12.000% due 05/15/2015		11,600	14,007
GMAC International Finance BV
7.500% due 04/21/2015	EUR	15,750	19,255
HBOS Capital Funding LP
6.071% due 06/29/2049		$1,000	610
6.461% due 11/29/2049	GBP	2,000	1,778
HBOS PLC
0.531% due 09/06/2017		$1,550	1,124
2.212% due 03/29/2016	EUR	1,000	1,019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/01/2033		$5,000	$3,245
6.750% due 05/21/2018		25,450	21,746
ILFC E-Capital Trust II
6.250% due 12/21/2065		51,990	38,733
Ineos Finance PLC
9.000% due 05/15/2015		13,250	12,654
9.250% due 05/15/2015	EUR	8,675	10,867
ING Capital Funding Trust III
3.969% due 12/29/2049		$6,537	4,910
ING Groep NV
5.140% due 03/29/2049	GBP	1,644	1,615
5.775% due 12/29/2049		$18,854	13,905
International Lease Finance Corp.
5.625% due 09/20/2013 (j)		13,000	12,529
5.650% due 06/01/2014		500	466
5.875% due 05/01/2013		9,275	8,997
6.250% due 05/15/2019		11,150	9,716
6.375% due 03/25/2013		8,000	7,820
6.625% due 11/15/2013		11,100	10,822
6.750% due 09/01/2016		23,625	23,802
7.125% due 09/01/2018		25,475	25,698
8.250% due 12/15/2020		7,100	6,976
8.625% due 09/15/2015		10,825	10,784
8.750% due 03/15/2017		17,185	17,314
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	10,000	8,876
ISS Holdings A/S
8.875% due 05/15/2016		500	593
JPMorgan Chase & Co.
7.900% due 04/29/2049		$20,000	20,668
LBG Capital No.1 PLC
6.439% due 05/23/2020	EUR	10,394	9,400
7.625% due 10/14/2020		1,000	951
7.867% due 12/17/2019	GBP	5,703	6,537
7.869% due 08/25/2020		8,825	10,115
7.875% due 11/01/2020		$12,225	8,985
8.500% due 12/29/2049		1,050	719
11.040% due 03/19/2020	GBP	4,795	6,543
LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	425	379
9.125% due 07/15/2020	GBP	2,500	3,002
15.000% due 12/21/2019		9,250	15,218
Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$52,300	12,356
3.151% due 04/04/2016 (a)		6,200	1,465
6.750% due 12/28/2017 (a)		19,425	29
7.500% due 05/11/2038 (a)		14,175	21
Marina District Finance Co., Inc.
9.500% due 10/15/2015		4,600	4,174
9.875% due 08/15/2018		5,750	4,830
MCE Finance Ltd.
10.250% due 05/15/2018		7,000	7,455
NB Capital Trust IV
8.250% due 04/15/2027		1,265	1,183
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		12,150	11,015
Regions Bank
7.500% due 05/15/2018		2,000	1,998
Regions Financial Corp.
0.528% due 06/26/2012		16,800	16,482
7.375% due 12/10/2037		11,211	9,305
7.750% due 11/10/2014		19,400	19,546
Royal Bank of Scotland Group PLC
5.000% due 11/12/2013		5,630	5,386
6.990% due 10/29/2049		16,050	10,272
7.648% due 08/29/2049		7,825	5,125

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	10,750	$15,674
SLM Corp.
0.483% due 10/25/2011		$5,400	5,375
0.553% due 01/27/2014		7,575	6,957
1.858% due 06/17/2013	EUR	51,500	65,682
5.000% due 06/15/2018		$1,000	881
5.375% due 05/15/2014		5,000	4,926
6.250% due 01/25/2016		6,450	6,340
8.000% due 03/25/2020		11,200	11,085
8.450% due 06/15/2018		30,000	31,275
SMFG Preferred Capital USD Ltd.
9.500% due 07/29/2049		6,100	6,710
Societe Generale S.A.
5.922% due 04/29/2049		17,270	10,140
Springleaf Finance Corp.
4.125% due 11/29/2013	EUR	2,500	2,956
4.875% due 07/15/2012		$8,000	7,500
6.500% due 09/15/2017		3,000	2,152
6.900% due 12/15/2017		10,400	7,540
Towergate Finance PLC
8.500% due 02/15/2018	GBP	2,200	2,933
10.500% due 02/15/2019		6,000	7,625
UBS Preferred Funding Trust V
6.243% due 05/29/2049		$10,250	7,713
USB Capital IX
3.500% due 10/29/2049		2,000	1,413
Wachovia Capital Trust III
5.570% due 03/29/2049		3,000	2,471
Wells Fargo & Co.
7.980% due 03/29/2049		14,765	15,282
Wells Fargo Capital XV
9.750% due 09/29/2049		35,000	34,982
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		22,000	18,838
7.375% due 02/15/2018	EUR	6,000	6,833
11.750% due 07/15/2017		$44,442	37,997

			1,765,917

INDUSTRIALS 62.7%
Actuant Corp.
6.875% due 06/15/2017		5,000	5,125
Advanced Micro Devices, Inc.
7.750% due 08/01/2020		6,000	5,910
Affinion Group, Inc.
7.875% due 12/15/2018		25,475	19,743
Aguila S.A.
7.875% due 01/31/2018		14,875	13,611
7.875% due 01/31/2018	CHF	7,650	7,723
Alere, Inc.
8.625% due 10/01/2018		$20,750	18,882
Aleris International, Inc.
7.625% due 02/15/2018		53,825	48,577
Alliant Techsystems, Inc.
6.875% due 09/15/2020		10,200	10,251
Allison Transmission, Inc.
7.125% due 05/15/2019		12,400	11,284
11.000% due 11/01/2015		17,250	17,940
AMC Networks, Inc.
7.750% due 07/15/2021		10,675	10,995
American Airlines Pass-Through Trust
7.858% due 04/01/2013		28,850	28,836
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		6,415	6,479

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Stores Co.
7.100% due 03/20/2028		$1,034	$770
8.000% due 06/01/2026		30,835	26,364
American Tire Distributors, Inc.
9.750% due 06/01/2017		7,500	7,462
Ameristar Casinos, Inc.
7.500% due 04/15/2021		22,750	22,124
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		23,255	23,371
Anadarko Petroleum Corp.
6.450% due 09/15/2036		5,350	5,690
Antero Resources Finance Corp.
7.250% due 08/01/2019		9,500	9,072
9.375% due 12/01/2017		3,750	3,919
ARAMARK Corp.
3.754% due 02/01/2015		16,850	15,670
5.000% due 06/01/2012		2,505	2,499
8.500% due 02/01/2015		14,155	14,403
ARAMARK Holdings Corp.
8.625% due 05/01/2016 (d)		2,525	2,500
Arch Coal, Inc.
7.000% due 06/15/2019		20,275	19,363
7.250% due 10/01/2020		7,700	7,430
7.250% due 06/15/2021		18,775	18,165
ARD Finance S.A.
11.125% due 06/01/2018 (d)		4,500	3,480
11.125% due 06/01/2018 (d)	EUR	3,000	2,934
Ardagh Packaging Finance PLC
7.375% due 10/15/2017		16,175	20,289
9.125% due 10/15/2020		$6,375	5,769
9.250% due 10/15/2020	EUR	9,500	9,975
Armored Autogroup, Inc.
9.250% due 11/01/2018		$9,000	7,268
Associated Materials LLC
9.125% due 11/01/2017		27,750	22,616
Audatex North America, Inc.
6.750% due 06/15/2018		18,675	18,628
AutoNation, Inc.
6.750% due 04/15/2018		6,400	6,560
Avaya, Inc.
7.000% due 04/01/2019		30,250	25,864
Aviation Capital Group Corp.
7.125% due 10/15/2020		20,750	20,600
B&G Foods, Inc.
7.625% due 01/15/2018		7,500	7,781
Ball Corp.
6.750% due 09/15/2020		8,550	8,892
Basic Energy Services, Inc.
7.750% due 02/15/2019		17,075	16,307
Bausch & Lomb, Inc.
9.875% due 11/01/2015		16,000	16,120
BE Aerospace, Inc.
6.875% due 10/01/2020		15,000	15,712
Berry Petroleum Co.
6.750% due 11/01/2020		3,600	3,447
10.250% due 06/01/2014		6,050	6,806
Berry Plastics Corp.
4.222% due 09/15/2014		2,280	1,927
4.999% due 02/15/2015		19,320	17,968
8.250% due 11/15/2015		2,000	2,045
9.500% due 05/15/2018		14,400	12,312
9.750% due 01/15/2021		28,000	23,940
Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016	EUR	14,900	15,471

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BI-LO LLC
9.250% due 02/15/2019		$14,950	$14,576
Biomet, Inc.
10.000% due 10/15/2017		25,677	26,576
10.375% due 10/15/2017 (d)		30,175	31,080
11.625% due 10/15/2017		90,367	94,208
Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		10,000	9,950
Bombardier, Inc.
7.250% due 11/15/2016	EUR	11,625	15,730
7.500% due 03/15/2018		$19,225	20,378
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		10,850	9,494
Brigham Exploration Co.
6.875% due 06/01/2019		10,500	10,290
Brocade Communications Systems, Inc.
6.625% due 01/15/2018		5,250	5,368
6.875% due 01/15/2020		15,845	16,261
Buffalo Thunder Development Authority
9.375% due 12/15/2014 (a)(i)		2,650	974
Building Materials Corp. of America
6.750% due 05/01/2021		29,830	28,413
7.500% due 03/15/2020		13,100	13,166
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		16,950	16,018
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (d)		10,575	8,539
Cablevision Systems Corp.
7.750% due 04/15/2018		8,650	8,780
8.000% due 04/15/2020		4,550	4,652
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		37,025	22,091
11.250% due 06/01/2017		24,000	24,330
Calcipar S.A.
6.875% due 05/01/2018		9,825	8,548
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		8,450	7,901
Capella Healthcare, Inc.
9.250% due 07/01/2017		16,375	15,638
Case New Holland, Inc.
7.875% due 12/01/2017		22,200	23,754
Catalent Pharma Solutions, Inc.
9.750% due 04/15/2017	EUR	6,500	6,575
CC Holdings GS V LLC
7.750% due 05/01/2017		$10,000	10,700
CCO Holdings LLC
6.500% due 04/30/2021		27,000	25,650
7.000% due 01/15/2019		21,525	20,978
7.875% due 04/30/2018		12,500	12,781
CDRT Merger Sub, Inc.
8.125% due 06/01/2019		18,425	17,135
Celanese U.S. Holdings LLC
5.875% due 06/15/2021		6,000	5,918
6.625% due 10/15/2018		10,150	10,543
Cemex Finance LLC
9.625% due 12/14/2017	EUR	2,750	2,561
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$35,100	24,131
CF Industries, Inc.
6.875% due 05/01/2018		8,000	8,950
7.125% due 05/01/2020		9,680	11,047
Chart Industries, Inc.
9.125% due 10/15/2015		9,165	9,444
Charter Communications Operating LLC
10.875% due 09/15/2014		4,500	4,849

See Accompanying Notes	Semiannual Report	September 30, 2011	91

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chemtura Corp.
7.875% due 09/01/2018		$12,750	$12,559
Chesapeake Energy Corp.
6.625% due 08/15/2020		1,000	1,035
7.250% due 12/15/2018		19,725	21,106
7.625% due 07/15/2013		2,850	3,000
9.500% due 02/15/2015		72,675	82,304
Cie Generale de Geophysique-Veritas
6.500% due 06/01/2021		16,475	14,910
7.750% due 05/15/2017		15,650	15,494
9.500% due 05/15/2016		15,925	16,403
Cinemark USA, Inc.
7.375% due 06/15/2021		3,875	3,681
CityCenter Holdings LLC
7.625% due 01/15/2016		10,000	9,450
10.750% due 01/15/2017 (d)(j)		18,799	16,686
Clear Channel Communications, Inc.
9.000% due 03/01/2021		11,000	8,222
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		64,375	65,951
Clearwater Paper Corp.
7.125% due 11/01/2018		4,925	4,913
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		25,250	21,841
Coffeyville Resources LLC
9.000% due 04/01/2015		3,645	3,845
Columbus McKinnon Corp.
7.875% due 02/01/2019		4,050	3,949
CommScope, Inc.
8.250% due 01/15/2019		36,910	36,172
Community Health Systems, Inc.
8.875% due 07/15/2015		54,625	53,806
Concho Resources, Inc.
6.500% due 01/15/2022		28,475	28,190
7.000% due 01/15/2021		11,900	11,900
Consol Energy, Inc.
6.375% due 03/01/2021		8,000	7,760
8.000% due 04/01/2017		25,150	26,408
8.250% due 04/01/2020		20,050	21,203
Constellation Brands, Inc.
7.250% due 05/15/2017		11,850	12,502
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	34,075	42,570
7.500% due 09/15/2017		7,450	9,445
8.500% due 07/15/2015		6,350	8,741
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		$364	357
7.566% due 09/15/2021		1,104	1,071
Continental Airlines, Inc.
6.920% due 04/02/2013 (l)		4,529	4,516
Continental Resources, Inc.
7.125% due 04/01/2021		4,650	4,720
7.375% due 10/01/2020		6,000	6,240
8.250% due 10/01/2019		3,454	3,713
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		15,250	13,496
10.875% due 12/15/2018	EUR	3,750	4,195
Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		$21,250	21,781
Cott Beverages, Inc.
8.125% due 09/01/2018		10,500	10,762
Crown Americas LLC
6.250% due 02/01/2021		9,000	9,045
7.625% due 05/15/2017		2,850	3,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Crown Castle International Corp.
7.125% due 11/01/2019		$4,345	$4,497
9.000% due 01/15/2015		2,000	2,130
Crown European Holdings S.A.
7.125% due 08/15/2018	EUR	3,125	4,082
CSC Holdings LLC
7.625% due 07/15/2018		$50,223	52,734
7.875% due 02/15/2018		20,250	21,364
8.500% due 04/15/2014		4,675	5,067
8.500% due 06/15/2015		7,795	8,243
8.625% due 02/15/2019		10,950	12,072
DaVita, Inc.
6.375% due 11/01/2018		15,375	14,798
6.625% due 11/01/2020		19,975	19,276
Del Monte Foods Co.
7.625% due 02/15/2019		39,410	33,498
Delphi Corp.
6.125% due 05/15/2021		3,225	3,015
Delta Air Lines Pass-Through Trust
7.779% due 01/02/2012		152	152
Denbury Resources, Inc.
8.250% due 02/15/2020		16,816	17,741
9.750% due 03/01/2016		1,500	1,628
Digicel Group Ltd.
8.875% due 01/15/2015		3,500	3,342
10.500% due 04/15/2018		12,175	12,114
Digicel Ltd.
8.250% due 09/01/2017		44,350	42,132
DISH DBS Corp.
6.625% due 10/01/2014		3,415	3,470
6.750% due 06/01/2021		19,500	18,720
7.000% due 10/01/2013		14,730	15,356
7.125% due 02/01/2016		92,729	94,352
7.750% due 05/31/2015		6,790	6,994
7.875% due 09/01/2019		12,250	12,556
Diversey Holdings, Inc.
10.500% due 05/15/2020		6,179	7,893
Diversey, Inc.
8.250% due 11/15/2019		10,035	12,017
DJO Finance LLC
7.750% due 04/15/2018		20,000	17,200
9.750% due 10/15/2017		19,500	16,380
10.875% due 11/15/2014		2,250	2,250
Dole Food Co., Inc.
13.875% due 03/15/2014		2,000	2,295
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		11,975	11,316
Dynegy Holdings LLC
7.125% due 05/15/2018		2,575	1,519
7.625% due 10/15/2026		3,985	2,252
Dynegy Roseton
7.670% due 11/08/2016		12,485	6,867
Edcon Pty. Ltd.
9.500% due 03/01/2018		11,000	8,965
9.500% due 03/01/2018	EUR	2,000	2,016
EH Holding Corp.
6.500% due 06/15/2019		$9,200	8,901
7.625% due 06/15/2021		10,400	10,062
El Paso Corp.
7.000% due 06/15/2017		28,420	32,006
7.250% due 06/01/2018		8,050	9,052
7.750% due 01/15/2032		59,265	69,075
7.800% due 08/01/2031		42,156	49,294
8.050% due 10/15/2030		5,683	6,678
Eldorado Resorts LLC
8.625% due 06/15/2019		16,075	13,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Endo Pharmaceuticals Holdings, Inc.
7.000% due 07/15/2019		$9,675	$9,760
7.250% due 01/15/2022		2,000	2,015
Energy Transfer Equity LP
7.500% due 10/15/2020		21,625	22,328
Enterprise Products Operating LLC
7.034% due 01/15/2068		4,840	4,913
8.375% due 08/01/2066		55,156	57,212
Exide Technologies
8.625% due 02/01/2018		17,455	16,320
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		2,000	1,810
7.500% due 05/04/2020		47,803	45,413
Fidelity National Information Services, Inc.
7.625% due 07/15/2017		8,715	9,107
First Data Corp.
8.250% due 01/15/2021		34,674	27,566
9.875% due 09/24/2015		766	645
12.625% due 01/15/2021		10,349	7,710
First Wind Capital LLC
10.250% due 06/01/2018		5,000	4,775
Florida East Coast Railway Corp.
8.125% due 02/01/2017		9,675	9,433
FMG Resources Pty. Ltd.
6.875% due 02/01/2018		7,000	6,195
7.000% due 11/01/2015		7,825	7,316
Ford Motor Co.
6.375% due 02/01/2029		400	389
7.125% due 11/15/2025		8,000	7,946
7.500% due 08/01/2026		12,625	12,846
9.215% due 09/15/2021		2,200	2,520
Forest Oil Corp.
7.250% due 06/15/2019		22,350	22,126
8.500% due 02/15/2014		8,270	8,787
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		1,500	1,455
Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015		8,300	9,213
Gateway Casinos & Entertainment Ltd.
8.875% due 11/15/2017	CAD	11,900	11,486
Geo Group, Inc.
6.625% due 02/15/2021		$9,125	8,806
Georgia-Pacific LLC
5.400% due 11/01/2020		13,650	13,930
7.250% due 06/01/2028		13,550	15,153
7.375% due 12/01/2025		28,710	32,162
7.700% due 06/15/2015		1,770	2,031
8.000% due 01/15/2024		76,715	90,386
8.250% due 05/01/2016		21,970	24,299
8.875% due 05/15/2031		4,550	5,704
Giant Funding Corp.
8.250% due 02/01/2018		19,050	19,145
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020 (j)		19,750	20,194
10.500% due 05/15/2016		4,595	4,997
Graham Packaging Co. LP
8.250% due 01/01/2017		21,245	21,484
8.250% due 10/01/2018		1,750	1,768
9.875% due 10/15/2014		15,110	15,318
Graphic Packaging International, Inc.
7.875% due 10/01/2018		16,800	17,304
9.500% due 06/15/2017		4,300	4,622
Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		5,450	5,041
Griffon Corp.
7.125% due 04/01/2018		9,000	7,988

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grohe Holding GmbH
4.480% due 01/15/2014	EUR	15,276	$18,931
5.528% due 09/15/2017		5,250	6,365
Harvest Operations Corp.
6.875% due 10/01/2017		$8,425	8,467
HCA Holdings, Inc.
7.750% due 05/15/2021 (j)		23,060	21,734
HCA, Inc.
6.250% due 02/15/2013		1,000	1,019
6.500% due 02/15/2020		57,575	56,424
6.750% due 07/15/2013		1,000	1,020
7.190% due 11/15/2015		17,217	16,787
7.250% due 09/15/2020		20,725	21,036
7.500% due 02/15/2022		60,100	55,592
7.875% due 02/15/2020		2,920	3,037
8.000% due 10/01/2018 (c)		3,900	3,817
8.360% due 04/15/2024		1,000	962
8.500% due 04/15/2019		23,925	25,480
9.000% due 12/15/2014		3,246	3,425
9.875% due 02/15/2017		4,956	5,377
Headwaters, Inc.
7.625% due 04/01/2019		19,275	14,842
HeidelbergCement Finance BV
7.500% due 04/03/2020	EUR	4,500	5,471
Hertz Corp.
6.750% due 04/15/2019		$39,300	35,861
7.375% due 01/15/2021		21,200	19,478
7.875% due 01/01/2014	EUR	2,500	3,207
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		$42,673	35,419
9.000% due 11/15/2020		56,500	41,669
Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018		3,650	3,413
7.125% due 03/15/2021		8,500	7,926
Huntsman International LLC
5.500% due 06/30/2016		5,000	4,625
8.625% due 03/15/2020		3,000	2,932
8.625% due 03/15/2021		18,550	17,854
Hyva Global BV
8.625% due 03/24/2016		9,350	7,480
IASIS Healthcare LLC
8.375% due 05/15/2019		30,475	24,837
Ineos Group Holdings Ltd.
7.875% due 02/15/2016	EUR	53,350	49,318
8.500% due 02/15/2016		$10,330	7,696
Insight Communications Co., Inc.
9.375% due 07/15/2018		22,700	25,538
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		26,495	24,640
7.250% due 10/15/2020		35,850	33,161
7.500% due 04/01/2021		19,250	17,951
8.500% due 11/01/2019		12,920	12,662
9.500% due 06/15/2016		20,000	20,325
11.250% due 06/15/2016		6,250	6,391
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		14,250	12,398
11.500% due 02/04/2017 (d)		58,851	50,759
Interactive Data Corp.
10.250% due 08/01/2018		18,840	20,347
Intergen NV
9.000% due 06/30/2017		37,483	38,326
Interline Brands, Inc.
7.000% due 11/15/2018		4,050	3,979
inVentiv Health, Inc.
10.000% due 08/15/2018		9,000	7,965

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IVD Acquisition Corp.
11.125% due 08/15/2019		$12,150	$11,877
Jaguar Land Rover PLC
7.750% due 05/15/2018		3,600	3,222
8.125% due 05/15/2018	GBP	2,700	3,589
8.125% due 05/15/2021		$5,600	4,956
Jarden Corp.
7.500% due 05/01/2017		4,066	4,168
7.500% due 01/15/2020		10,750	10,925
7.500% due 01/15/2020	EUR	7,450	9,183
8.000% due 05/01/2016		$5,250	5,572
JC Penney Corp., Inc.
7.125% due 11/15/2023		4,045	4,106
JDA Software Group, Inc.
8.000% due 12/15/2014		8,000	8,480
JET Equipment Trust
10.000% due 06/15/2012 (a)		949	938
JMC Steel Group
8.250% due 03/15/2018		9,500	8,978
Kabel BW Erste Beteiligungs GmbH
5.778% due 03/15/2018	EUR	4,250	5,452
7.500% due 03/15/2019		$9,250	9,042
7.500% due 03/15/2019	EUR	10,300	13,316
Kerling PLC
10.625% due 02/01/2017		5,000	5,493
Kindred Healthcare, Inc.
8.250% due 06/01/2019		$10,875	8,360
Kinove German Bondco GmbH
9.625% due 06/15/2018		8,450	7,690
10.000% due 06/15/2018	EUR	10,950	12,616
Kraton Polymers LLC
6.750% due 03/01/2019		$6,150	5,520
Laredo Petroleum, Inc.
9.500% due 02/15/2019		9,700	10,234
Lear Corp.
7.875% due 03/15/2018		8,650	8,953
Legrand France S.A.
8.500% due 02/15/2025		9,525	11,807
Limited Brands, Inc.
6.625% due 04/01/2021		12,250	12,403
7.000% due 05/01/2020		4,975	5,249
Linn Energy LLC
6.500% due 05/15/2019		7,750	7,169
7.750% due 02/01/2021		5,000	5,025
8.625% due 04/15/2020		16,700	17,284
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		7,747	7,476
Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016		15,900	15,502
Lyondell Chemical Co.
8.000% due 11/01/2017		40,983	44,364
8.000% due 11/01/2017	EUR	4,050	5,724
11.000% due 05/01/2018		$45,850	49,747
Manitowoc Co., Inc.
8.500% due 11/01/2020		17,850	16,244
MarkWest Energy Partners LP
6.750% due 11/01/2020		6,650	6,783
Masonite International Corp.
8.250% due 04/15/2021		29,514	26,784
McClatchy Co.
11.500% due 02/15/2017		11,000	9,598
Meritor, Inc.
8.125% due 09/15/2015		22,915	20,394
8.750% due 03/01/2012		7,143	7,161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
5.875% due 02/27/2014		$3,500	$3,211
6.625% due 07/15/2015		20,600	17,562
6.875% due 04/01/2016 (j)		9,085	7,768
7.500% due 06/01/2016		28,900	25,215
7.625% due 01/15/2017		29,600	25,530
9.000% due 03/15/2020		16,500	17,222
10.375% due 05/15/2014		12,500	13,703
11.125% due 11/15/2017		25,950	28,610
Michael Foods, Inc.
9.750% due 07/15/2018		33,995	35,270
Michaels Stores, Inc.
7.750% due 11/01/2018		22,700	21,338
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		2,225	1,535
Mueller Water Products, Inc.
8.750% due 09/01/2020		7,475	7,400
Multiplan, Inc.
9.875% due 09/01/2018		14,690	14,617
Musketeer GmbH
9.500% due 03/15/2021	EUR	25,900	31,316
Mylan, Inc.
6.000% due 11/15/2018		$5,000	4,888
7.625% due 07/15/2017		12,300	12,854
7.875% due 07/15/2020		24,876	26,120
Nalco Co.
6.625% due 01/15/2019		15,050	16,555
Nara Cable Funding Ltd.
8.875% due 12/01/2018	EUR	5,250	5,715
NBTY, Inc.
9.000% due 10/01/2018		$17,750	18,260
New Albertson’s, Inc.
6.570% due 02/23/2028		500	377
7.450% due 08/01/2029		15,165	11,450
7.750% due 06/15/2026		1,265	1,044
Newfield Exploration Co.
6.625% due 04/15/2016		1,250	1,269
6.875% due 02/01/2020		25,500	26,392
7.125% due 05/15/2018		10,625	11,050
NFR Energy LLC
9.750% due 02/15/2017		22,850	20,222
Nielsen Finance LLC
7.750% due 10/15/2018		35,950	36,849
11.500% due 05/01/2016		12,038	13,723
Noranda Aluminum Acquisition Corp.
4.417% due 05/15/2015 (d)		20,905	18,919
Northwest Airlines Pass-Through Trust
7.691% due 04/01/2017		5,352	5,245
Novasep Holding SAS
9.750% due 12/15/2016 (a)		16,600	8,051
Novelis, Inc.
8.375% due 12/15/2017		48,640	48,397
8.750% due 12/15/2020		51,000	50,235
NXP BV
2.999% due 10/15/2013 (j)		21,869	21,240
4.355% due 10/15/2013	EUR	2,327	2,993
9.500% due 10/15/2015		$3,000	3,116
9.750% due 08/01/2018		6,100	6,405
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		34,000	30,770
OI European Group BV
6.875% due 03/31/2017	EUR	3,725	4,741
OPTI Canada, Inc.
8.250% due 12/15/2014 (a)		$18,705	11,878
Oshkosh Corp.
8.250% due 03/01/2017		3,000	2,925
8.500% due 03/01/2020		2,675	2,608

See Accompanying Notes	Semiannual Report	September 30, 2011	93

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OSI Restaurant Partners LLC
10.000% due 06/15/2015		$14,299	$14,335
OXEA Finance & Cy S.C.A
9.500% due 07/15/2017		22,174	21,675
9.625% due 07/15/2017	EUR	13,062	16,713
Packaging Dynamics Corp.
8.750% due 02/01/2016		$9,500	9,358
Pactiv Corp.
7.950% due 12/15/2025		10,972	7,900
8.375% due 04/15/2027		750	596
Palace Entertainment Holdings LLC
8.875% due 04/15/2017		10,925	10,051
Peabody Energy Corp.
6.500% due 09/15/2020		6,000	6,338
Penn Virginia Resource Partners LP
8.250% due 04/15/2018		6,000	5,730
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		25,000	25,125
Petrohawk Energy Corp.
6.250% due 06/01/2019		19,625	22,372
7.250% due 08/15/2018		41,050	47,105
PHH Corp.
9.250% due 03/01/2016		5,850	6,040
Phillips-Van Heusen Corp.
7.375% due 05/15/2020		20,195	21,154
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		21,500	16,501
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		50,850	49,833
9.250% due 04/01/2015		3,100	3,092
Pittsburgh Glass Works LLC
8.500% due 04/15/2016		10,000	9,250
Plains Exploration & Production Co.
6.625% due 05/01/2021		16,903	16,671
7.000% due 03/15/2017		6,000	6,030
7.625% due 04/01/2020		25,855	26,695
8.625% due 10/15/2019		2,000	2,160
Ply Gem Industries, Inc.
8.250% due 02/15/2018		11,975	9,820
Polymer Group, Inc.
7.750% due 02/01/2019		15,350	15,388
Polypore International, Inc.
7.500% due 11/15/2017		7,500	7,575
Precision Drilling Corp.
6.500% due 12/15/2021		3,000	2,970
6.625% due 11/15/2020		6,000	5,880
Priory Group No. 3 PLC
7.000% due 02/15/2018	GBP	4,250	5,998
8.875% due 02/15/2019		2,500	3,275
Production Resource Group, Inc.
8.875% due 05/01/2019		$7,750	7,033
Quebecor Media, Inc.
7.750% due 03/15/2016		71,382	71,648
Quicksilver Resources, Inc.
9.125% due 08/15/2019		2,175	2,142
11.750% due 01/01/2016		18,225	19,774
QVC, Inc.
7.125% due 04/15/2017		8,825	9,266
7.375% due 10/15/2020		2,980	3,189
7.500% due 10/01/2019		8,545	9,143
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		15,750	13,506
Rain CII Carbon LLC
8.000% due 12/01/2018		10,750	10,804

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Range Resources Corp.
5.750% due 06/01/2021		$16,150	$16,836
6.750% due 08/01/2020		16,225	17,361
7.250% due 05/01/2018		175	187
7.500% due 10/01/2017		100	106
RBS Global, Inc.
8.500% due 05/01/2018		74,610	71,812
11.750% due 08/01/2016		2,000	2,050
Refresco Group BV
7.375% due 05/15/2018	EUR	6,900	8,227
Regency Energy Partners LP
6.500% due 07/15/2021		$20,000	20,200
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		5,000	4,525
7.125% due 04/15/2019		26,725	24,988
7.875% due 08/15/2019		13,075	12,683
8.250% due 02/15/2021		37,075	29,475
8.750% due 10/15/2016		7,000	7,052
8.750% due 10/15/2016	EUR	2,000	2,586
9.000% due 05/15/2018		$40,680	34,578
9.000% due 04/15/2019		32,250	27,574
9.875% due 08/15/2019		11,800	10,443
Rhodia S.A.
6.875% due 09/15/2020		11,250	12,994
Roadhouse Financing, Inc.
10.750% due 10/15/2017		20,360	18,986
Rockwood Specialties Group, Inc.
7.500% due 11/15/2014		11,295	11,436
7.625% due 11/15/2014	EUR	11,820	15,503
Roofing Supply Group LLC
8.625% due 12/01/2017		$10,000	9,475
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		14,235	12,384
Sally Holdings LLC
10.500% due 11/15/2016		5,765	5,981
SandRidge Energy, Inc.
3.871% due 04/01/2014		3,222	3,122
7.500% due 03/15/2021		48,000	44,400
8.000% due 06/01/2018		1,250	1,181
9.875% due 05/15/2016		455	471
Sappi Papier Holding GmbH
6.625% due 04/15/2018	EUR	3,600	3,931
6.625% due 04/15/2021		$4,400	3,762
Scientific Games Corp.
8.125% due 09/15/2018		4,750	4,691
Scientific Games International, Inc.
9.250% due 06/15/2019		5,500	5,569
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		6,425	6,329
7.250% due 01/15/2018		3,150	3,213
Seagate HDD Cayman
7.750% due 12/15/2018		4,175	4,112
Sealed Air Corp.
8.125% due 09/15/2019 (c)		24,375	24,680
8.375% due 09/15/2021 (c)		11,000	11,138
Seminole Indian Tribe of Florida
7.750% due 10/01/2017		8,075	8,156
Seneca Gaming Corp.
8.250% due 12/01/2018		7,750	7,498
Sensata Technologies BV
6.500% due 05/15/2019		19,750	18,861
Seven Seas Cruises S de RL LLC
9.125% due 05/15/2019		3,950	3,930
Simmons Foods, Inc.
10.500% due 11/01/2017		8,600	7,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smithfield Foods, Inc.
7.750% due 07/01/2017		$21,762	$22,469
Smurfit Kappa Funding PLC
7.750% due 04/01/2015		1,650	1,592
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025		5,600	5,124
Snoqualmie Entertainment Authority
4.178% due 02/01/2014		9,904	8,716
9.125% due 02/01/2015		3,250	3,144
Sonat, Inc.
7.000% due 02/01/2018		7,109	7,863
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		33,650	36,006
SPX Corp.
6.875% due 09/01/2017		13,675	14,085
Steel Dynamics, Inc.
7.375% due 11/01/2012		2,500	2,562
7.625% due 03/15/2020		6,000	6,022
7.750% due 04/15/2016		2,275	2,252
STHI Holding Corp.
8.000% due 03/15/2018		20,765	20,142
Styrolution GmbH
7.625% due 05/15/2016	EUR	8,850	8,655
Suburban Propane Partners LP
7.375% due 03/15/2020		$3,950	3,970
SunGard Data Systems, Inc.
7.375% due 11/15/2018		24,941	23,320
7.625% due 11/15/2020		23,000	21,505
10.625% due 05/15/2015		12,675	13,277
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	8,750	10,668
Sunrise Communications International S.A.
7.000% due 12/31/2017	CHF	7,750	8,550
7.000% due 12/31/2017	EUR	2,675	3,423
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$13,125	12,928
Targa Resources Partners LP
6.875% due 02/01/2021		15,650	15,102
7.875% due 10/15/2018		500	508
Teck Resources Ltd.
9.750% due 05/15/2014		3,705	4,396
10.250% due 05/15/2016		7,626	8,974
10.750% due 05/15/2019		54,975	68,400
Teleflex, Inc.
6.875% due 06/01/2019		7,650	7,612
Tenet Healthcare Corp.
8.000% due 08/01/2020		19,000	17,338
8.875% due 07/01/2019		13,000	13,812
10.000% due 05/01/2018		7,745	8,423
Tenneco, Inc.
8.125% due 11/15/2015		3,290	3,372
Thermon Industries, Inc.
9.500% due 05/01/2017		5,122	5,352
Thompson Creek Metals Co., Inc.
7.375% due 06/01/2018		3,000	2,715
Tomkins LLC
9.000% due 10/01/2018		47,118	48,532
TransDigm, Inc.
7.750% due 12/15/2018		57,350	58,640
TransUnion LLC
11.375% due 06/15/2018		18,570	20,288
Travelport LLC
9.000% due 03/01/2016		6,400	3,776
11.875% due 09/01/2016		15,336	6,134

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TreeHouse Foods, Inc.
7.750% due 03/01/2018		$10,400	$10,790
Trinidad Drilling Ltd.
7.875% due 01/15/2019		5,425	5,425
Triumph Group, Inc.
8.625% due 07/15/2018		17,625	18,859
TRW Automotive, Inc.
7.250% due 03/15/2017		14,750	15,561
U.S. Foodservice
8.500% due 06/30/2019 (j)		21,350	19,375
UAL Pass-Through Trust
9.750% due 01/15/2017		28,636	31,357
UCI International, Inc.
8.625% due 02/15/2019		11,500	10,709
Unit Corp.
6.625% due 05/15/2021		3,900	3,900
United Rentals North America, Inc.
8.375% due 09/15/2020		24,750	22,832
Unitymedia Hessen GmbH & Co. KG
8.125% due 12/01/2017	EUR	1,800	2,412
Universal City Development Partners Ltd.
10.875% due 11/15/2016		$4,225	4,943
Univision Communications, Inc.
6.875% due 05/15/2019		5,000	4,475
7.875% due 11/01/2020		20,155	18,996
8.500% due 05/15/2021		41,450	32,538
UPC Holding BV
8.000% due 11/01/2016	EUR	7,500	9,445
8.375% due 08/15/2020		22,500	26,075
9.750% due 04/15/2018		10,273	13,213
UPCB Finance II Ltd.
6.375% due 07/01/2020		26,500	30,710
UPCB Finance III Ltd.
6.625% due 07/01/2020		$7,750	7,324
UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	26,550	33,258
Valeant Pharmaceuticals International
6.500% due 07/15/2016		$19,750	18,466
6.750% due 10/01/2017		7,075	6,553
6.750% due 08/15/2021		24,000	20,910
6.875% due 12/01/2018		7,500	6,825
7.000% due 10/01/2020		36,845	32,792
7.250% due 07/15/2022		15,750	13,899
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		35,150	32,426
Vanguard Health Systems, Inc.
0.000% due 02/01/2016		221	145
Vertellus Specialties, Inc.
9.375% due 10/01/2015		11,450	10,047
Videotron Ltee
9.125% due 04/15/2018		3,775	4,134
Visant Corp.
10.000% due 10/01/2017		17,325	16,112
VWR Funding, Inc.
10.250% due 07/15/2015		25,034	24,909
Warner Chilcott Corp.
7.750% due 09/15/2018		69,740	66,950
WCA Waste Corp.
7.500% due 06/15/2019		8,825	8,428
Whiting Petroleum Corp.
6.500% due 10/01/2018		9,000	9,090
Windstream Corp.
7.000% due 03/15/2019		575	555
7.750% due 10/15/2020		13,500	13,230
7.750% due 10/01/2021		19,650	19,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 11/01/2017		$3,250	$3,307
8.125% due 08/01/2013		2,280	2,411
8.125% due 09/01/2018		1,500	1,519
8.625% due 08/01/2016		9,134	9,454
WMG Acquisition Corp.
9.500% due 06/15/2016		25,255	25,697
Wynn Las Vegas LLC
7.750% due 08/15/2020		27,000	28,485
7.875% due 11/01/2017		1,650	1,737
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	8,600	10,269
YCC Holdings LLC
10.250% due 02/15/2016 (d)		$7,550	6,455
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	31,600	40,855
Ziggo Finance BV
6.125% due 11/15/2017		11,250	14,658

			7,545,829

UTILITIES 8.2%
AES Corp.
7.375% due 07/01/2021		$27,825	26,433
7.750% due 03/01/2014		1,335	1,368
7.750% due 10/15/2015		5,599	5,711
8.000% due 10/15/2017		18,825	19,013
8.000% due 06/01/2020		15,520	15,598
9.750% due 04/15/2016		19,900	21,492
AES Ironwood LLC
8.857% due 11/30/2025		41,267	42,401
AES Red Oak LLC
8.540% due 11/30/2019		23,455	24,158
9.200% due 11/30/2029		3,795	3,928
Calpine Corp.
7.500% due 02/15/2021		37,754	36,244
7.875% due 07/31/2020		36,000	34,920
7.875% due 01/15/2023		11,000	10,670
Cincinnati Bell Telephone Co. LLC
6.300% due 12/01/2028		2,000	1,520
CMS Energy Corp.
8.750% due 06/15/2019		2,100	2,461
Covanta Holding Corp.
7.250% due 12/01/2020		7,800	7,834
Energy Future Holdings Corp.
10.000% due 01/15/2020		23,000	22,425
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		3,546	3,514
10.000% due 12/01/2020		18,400	18,032
Expro Finance Luxembourg S.C.A
8.500% due 12/15/2016		20,250	17,719
Frontier Communications Corp.
6.625% due 03/15/2015		5,725	5,797
7.000% due 11/01/2025		1,650	1,427
7.125% due 03/15/2019		39,995	38,295
7.450% due 07/01/2035		6,144	4,884
7.875% due 04/15/2015		8,975	9,042
7.875% due 01/15/2027		1,875	1,631
8.250% due 05/01/2014		6,125	6,347
8.250% due 04/15/2017		5,000	4,875
8.500% due 04/15/2020		4,875	4,753
9.000% due 08/15/2031		20,060	17,201
GenOn Energy, Inc.
7.875% due 06/15/2017		2,000	1,850
GenOn REMA LLC
9.681% due 07/02/2026		1,505	1,528

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Inergy LP
6.875% due 08/01/2021		$5,300	$4,850
7.000% due 10/01/2018		8,500	8,032
Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016		30,000	30,225
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		23,825	21,026
Midwest Generation LLC
8.560% due 01/02/2016		42,183	41,551
NRG Energy, Inc.
7.375% due 01/15/2017		45,380	47,025
7.625% due 01/15/2018		21,730	20,318
7.875% due 05/15/2021		12,000	11,040
8.250% due 09/01/2020		34,250	32,538
NSG Holdings LLC
7.750% due 12/15/2025		29,213	28,483
Penn Virginia Corp.
10.375% due 06/15/2016		6,950	7,315
Qwest Corp.
7.200% due 11/10/2026		10,026	9,575
Sprint Capital Corp.
6.900% due 05/01/2019		100,185	86,660
8.750% due 03/15/2032		38,210	33,386
Sprint Nextel Corp.
6.000% due 12/01/2016		49,370	42,705
8.375% due 08/15/2017		10,850	10,145
Telesat LLC
11.000% due 11/01/2015		36,386	39,115
12.500% due 11/01/2017		6,200	6,975
Tenaska Alabama Partners LP
7.000% due 06/30/2021		25,606	26,631
Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		6,475	6,766
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	9,000	104
1.500% due 05/30/2014		28,000	316
1.850% due 07/28/2014		28,000	318
4.100% due 05/29/2015		3,000	36
4.500% due 03/24/2014	EUR	2,250	2,412
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		$5,000	4,612
7.748% due 02/02/2021		15,200	12,786
VimpelCom Holdings BV
7.504% due 03/01/2022		14,600	11,790
Virgin Media Finance PLC
9.500% due 08/15/2016		26,600	28,861
Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (l)		1,696	1,727

			990,394

Total Corporate Bonds & Notes (Cost $10,587,251)			10,302,140

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
Los Angeles, California Community Redevelopment Agency Revenue Bonds, Series 2002
9.000% due 09/01/2012		170	171
9.750% due 09/01/2017		1,160	1,250
9.750% due 09/01/2022		1,375	1,458
9.750% due 09/01/2027		2,170	2,213
9.750% due 09/01/2032		3,480	3,450

			8,542

See Accompanying Notes	Semiannual Report	September 30, 2011	95

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.0%
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	$3,200	$226

Total Municipal Bonds & Notes (Cost $8,266)		8,768

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 07/15/2014	200	225

Total U.S. Government Agencies (Cost $220)		225

MORTGAGE-BACKED SECURITIES 1.3%
American Home Mortgage Assets
0.425% due 05/25/2046	2,614	1,348
0.445% due 10/25/2046	3,303	1,656
0.942% due 02/25/2047	1,216	552
1.162% due 11/25/2046	20,039	8,680
6.250% due 06/25/2037	7,761	3,575
American Home Mortgage Investment Trust
2.037% due 09/25/2045	861	670
Banc of America Alternative Loan Trust
0.635% due 05/25/2035	1,675	1,110
Banc of America Funding Corp.
5.267% due 11/20/2035	481	339
Banc of America Mortgage Securities, Inc.
2.882% due 02/25/2036	365	272
BCAP LLC Trust
0.405% due 01/25/2037 (a)	1,513	755
Bear Stearns Adjustable Rate Mortgage Trust
4.629% due 01/25/2035	262	223
5.653% due 02/25/2036	410	244
Bear Stearns Alt-A Trust
2.542% due 01/25/2035	78	58
5.064% due 11/25/2036	6,994	3,947
Chase Mortgage Finance Corp.
2.517% due 03/25/2037	931	695
Citigroup Mortgage Loan Trust, Inc.
2.547% due 07/25/2046	796	501
2.736% due 03/25/2034	191	169
5.624% due 09/25/2037 (a)	5,211	3,127
Countrywide Alternative Loan Trust
0.405% due 01/25/2037	609	305
0.426% due 12/20/2046	9,598	4,803
0.440% due 03/20/2046	619	327
0.465% due 08/25/2046	1,088	170
0.485% due 09/25/2046	700	96
0.485% due 10/25/2046	382	119
0.495% due 07/25/2035	286	177
0.505% due 05/25/2036	423	95
1.005% due 11/25/2035	725	402
5.164% due 10/25/2035	365	278
5.314% due 10/25/2035	1,354	815
5.500% due 11/25/2035	6,255	4,991
5.528% due 02/25/2037	2,289	1,472
5.750% due 03/25/2037	491	335
6.500% due 11/25/2037	1,001	796
6.915% due 07/25/2036 (b)	24,263	5,219
Countrywide Home Loan Mortgage Pass-Through Trust
0.535% due 04/25/2046	604	119
4.729% due 02/25/2047	448	227
4.859% due 03/25/2037 (a)	423	186
5.319% due 02/20/2036	520	356
5.379% due 04/20/2036	402	285
5.631% due 09/25/2047	550	371

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
6.000% due 10/25/2021 (a)		$69	$57
Deutsche ALT-A Securities, Inc.
5.040% due 10/25/2035		364	249
5.869% due 10/25/2036		600	338
5.886% due 10/25/2036		600	339
Downey Savings & Loan Association Mortgage Loan Trust
0.480% due 03/19/2045		400	258
0.550% due 07/19/2045		381	67
EMF-NL
2.606% due 07/17/2041	EUR	10,893	12,405
First Horizon Alternative Mortgage Securities
2.245% due 09/25/2035		$84	56
2.254% due 10/25/2034		91	77
6.000% due 05/25/2036		2,457	1,799
Greenpoint Mortgage Funding Trust
0.435% due 10/25/2046		743	170
0.435% due 12/25/2046 (a)		570	79
0.505% due 04/25/2036		516	75
GSR Mortgage Loan Trust
0.495% due 08/25/2046		638	173
2.645% due 04/25/2035		59	49
2.795% due 01/25/2036		1,111	818
5.750% due 03/25/2036		5,016	4,766
Harborview Mortgage Loan Trust
0.410% due 07/19/2046		2,590	1,404
0.420% due 01/19/2038		341	206
0.421% due 07/21/2036		634	368
0.470% due 03/19/2036		11,123	6,501
5.350% due 08/19/2036 (a)		493	329
5.750% due 08/19/2036 (a)		4,769	2,627
Impac CMB Trust
0.975% due 11/25/2034		51	41
Indymac INDA Mortgage Loan Trust
5.589% due 08/25/2036		700	498
Indymac Index Mortgage Loan Trust
0.445% due 05/25/2046		331	196
0.505% due 06/25/2037		562	98
2.466% due 08/25/2035		2,565	1,872
4.933% due 09/25/2035		2,453	1,669
5.087% due 01/25/2036		352	233
5.110% due 10/25/2035		358	255
5.122% due 06/25/2036		597	495
5.127% due 11/25/2035		12,991	9,119
JPMorgan Mortgage Trust
6.000% due 08/25/2037		3,476	3,000
Luminent Mortgage Trust
0.405% due 12/25/2036		1,842	1,022
0.415% due 12/25/2036		608	320
MASTR Adjustable Rate Mortgages Trust
0.445% due 04/25/2046		1,092	576
0.535% due 05/25/2047		800	224
0.575% due 05/25/2047		600	69
Merrill Lynch Mortgage-Backed Securities Trust
5.334% due 04/25/2037		1,023	697
Morgan Stanley Mortgage Loan Trust
2.277% due 06/25/2036		322	278
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047		502	401
Residential Accredit Loans, Inc.
0.395% due 01/25/2037		13,837	7,906
0.415% due 06/25/2046		7,595	2,591
0.465% due 05/25/2037		697	159
0.485% due 08/25/2037		1,080	653
5.500% due 02/25/2036 (a)		8,055	4,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.676% due 09/25/2035	$408	$260
Residential Asset Securitization Trust
0.685% due 12/25/2036 (a)	1,275	404
6.000% due 05/25/2037	2,092	1,658
6.250% due 10/25/2036 (a)	1,309	856
Sequoia Mortgage Trust
2.436% due 01/20/2047	507	352
Structured Adjustable Rate Mortgage Loan Trust
2.527% due 03/25/2034	99	90
4.938% due 09/25/2036	700	355
5.120% due 05/25/2036	700	562
5.234% due 11/25/2035	386	244
6.000% due 10/25/2037 (a)	361	141
Structured Asset Mortgage Investments, Inc.
0.445% due 05/25/2046	2,180	1,127
0.455% due 05/25/2036	355	184
0.455% due 09/25/2047	60,479	22,230
0.480% due 07/19/2035	140	111
0.495% due 05/25/2046 (a)	455	47
0.515% due 02/25/2036	356	187
0.535% due 08/25/2036	900	226
Suntrust Alternative Loan Trust
0.585% due 04/25/2036	6,223	2,009
TBW Mortgage-Backed Pass-Through Certificates
6.014% due 07/25/2037	521	281
WaMu Mortgage Pass-Through Certificates
0.455% due 07/25/2046 (a)	287	18
0.645% due 11/25/2045	580	345
0.645% due 12/25/2045	534	326
0.740% due 11/25/2034	910	587
0.982% due 01/25/2047	1,952	1,040
1.052% due 07/25/2047	750	441
2.588% due 01/25/2047	710	472
5.186% due 04/25/2037	609	414
5.585% due 02/25/2037	1,806	1,263
5.684% due 10/25/2036	4,864	3,623
Washington Mutual Alternative Mortgage Pass-Through Certificates
1.002% due 04/25/2047	736	125
1.182% due 07/25/2046	127	46

Total Mortgage-Backed Securities (Cost $160,856)		159,671

ASSET-BACKED SECURITIES 0.3%
Argent Securities, Inc.
1.285% due 12/25/2033	5,217	3,981
Carrington Mortgage Loan Trust
0.385% due 08/25/2036	850	274
Countrywide Asset-Backed Certificates
5.689% due 10/25/2046	86	50
Credit-Based Asset Servicing & Securitization LLC
5.470% due 01/25/2037	9,417	3,661
GSAA Trust
0.535% due 05/25/2047	700	398
GSAMP Trust
0.305% due 12/25/2036	152	98
0.385% due 08/25/2036	935	310
Lehman XS Trust
0.465% due 06/25/2046 (a)	201	12
0.465% due 08/25/2046 (a)	185	18
0.475% due 09/25/2046 (a)	451	46
0.475% due 11/25/2046	532	106
MASTR Asset-Backed Securities Trust
0.445% due 11/25/2036	3,046	1,061

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch First Franklin Mortgage Loan Trust
0.355% due 07/25/2037		$27,800	$16,512
Mid-State Trust
7.791% due 03/15/2038		283	269
Morgan Stanley ABS Capital
0.375% due 05/25/2037		1,555	517
Morgan Stanley Mortgage Loan Trust
0.465% due 02/25/2037		461	173
0.595% due 04/25/2037		581	225
5.750% due 04/25/2037		293	210
6.000% due 07/25/2047		311	210
Novastar Home Equity Loan
0.335% due 03/25/2037		610	592
Residential Asset Mortgage Products, Inc.
0.635% due 06/25/2047		700	303
Residential Asset Securities Corp.
0.385% due 08/25/2036		700	352
Structured Asset Securities Corp.
0.535% due 06/25/2035		15,519	9,549

Total Asset-Backed Securities (Cost $39,898)			38,927

SOVEREIGN ISSUES 1.5%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2012	BRL	136,376	72,212
10.000% due 01/01/2017		205,600	102,784

Total Sovereign Issues (Cost $172,154)			174,996

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%
Dex One Corp. (e)		1,180,515	661

Total Common Stocks (Cost $36,596)			661

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Bank of America Corp.
7.250% due 12/31/2049	2,000	$1,532
Wells Fargo & Co.
7.500% due 12/31/2049	40,550	41,891

Total Convertible Preferred Securities (Cost $30,626)		43,423

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
ABN AMRO North America Capital Funding Trust I
1.427% due 12/31/2049	17,000	9,515
Ally Financial, Inc.
7.000% due 12/31/2049	38,500	25,784
GMAC Capital Trust I
8.125% due 02/15/2040	900,000	16,256

Total Preferred Securities (Cost $67,424)		51,555

PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.6%

REPURCHASE AGREEMENTS 0.1%
Banc of America Securities LLC
0.090% due 10/03/2011	$8,000	8,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.500% due 08/15/2014 valued at $8,170. Repurchase proceeds are $8,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 10/03/2011	$5,393	$5,393
(Dated 09/30/2011. Collateralized by Freddie Mac 0.780% due 09/08/2014 valued at $55 and U.S. Treasury Notes 1.250% - 4.250% due 03/15/2014 - 08/15/2015 valued at $5,450. Repurchase proceeds are $5,393.)

		13,393

U.S. TREASURY BILLS 0.3%
0.021% due 11/10/2011 - 03/29/2012 (f)(h)	39,542	39,536

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (g) 6.2%
	73,718,679	738,145

Total Short-Term Instruments (Cost $791,234)		791,074

Total Investments 99.6% (Cost $12,330,434)		$11,975,517

Other Assets and Liabilities (Net) 0.4%		50,496

Net Assets 100.0%		$12,026,013

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Non-income producing security.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $39,536 have been pledged as collateral as of September 30, 2011 for swap and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.
(j)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $11,774 at a weighted average interest rate of -0.633%. On September 30, 2011, securities valued at $28,931 were pledged as collateral for reverse repurchase agreements.
(k)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	FBF	5.000%	06/20/2014	3.994%	$	4,100	$112	$(246)	$358
AES Corp.	GST	5.000%	12/20/2013	3.514%		11,250	374	(872)	1,246
AES Corp.	RYL	5.000%	12/20/2014	4.322%		5,000	108	20	88
AES Corp.	UAG	5.000%	12/20/2014	4.322%		5,000	108	20	88
Ally Financial, Inc.	BOA	7.000%	12/20/2012	7.431%		2,500	(6)	0	(6)
Ally Financial, Inc.	BOA	5.000%	09/20/2013	7.984%		37,000	(1,814)	(9,712)	7,898
Ally Financial, Inc.	DUB	5.000%	03/20/2012	6.291%		3,000	(12)	(465)	453
Ally Financial, Inc.	DUB	6.350%	12/20/2012	7.431%		3,650	(36)	0	(36)
Ally Financial, Inc.	JPM	2.110%	03/20/2012	6.291%		10,000	(186)	0	(186)

See Accompanying Notes	Semiannual Report	September 30, 2011	97

Schedule of Investments PIMCO High Yield Fund (Cont.)

Credit Default Swaps on Corporate Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ARAMARK Corp.	CBK	5.000%	03/20/2014	3.524%	$	5,100	$186	$(139)	$325
Biomet, Inc.	CBK	6.500%	06/20/2014	2.318%		3,000	321	0	321
Biomet, Inc.	JPM	8.000%	03/20/2014	2.222%		4,000	543	0	543
Biomet, Inc.	MYC	3.550%	03/20/2013	1.666%		1,500	42	0	42
Celanese Corp.	UAG	1.450%	12/20/2012	0.845%		2,000	16	0	16
Community Health Systems, Inc.	CBK	5.000%	09/20/2014	7.152%		2,900	(156)	(261)	105
Community Health Systems, Inc.	GST	5.000%	12/20/2013	6.200%		22,500	(509)	(2,231)	1,722
Community Health Systems, Inc.	GST	5.000%	03/20/2014	6.581%		24,700	(825)	(2,254)	1,429
Community Health Systems, Inc.	GST	5.000%	06/20/2014	6.894%		10,000	(439)	(500)	61
Community Health Systems, Inc.	JPM	5.000%	12/20/2013	6.200%		3,750	(85)	(366)	281
CSC Holdings LLC	MYC	3.650%	03/20/2013	2.272%		1,500	32	0	32
CSC Holdings, Inc.	UAG	1.450%	09/20/2013	0.631%		2,600	43	0	43
El Paso Corp.	GST	5.000%	09/20/2014	1.979%		30,325	2,687	(2,881)	5,568
Ford Motor Co.	UAG	2.390%	03/20/2012	0.652%		18,500	168	0	168
Ford Motor Co.	UAG	2.490%	12/20/2012	0.876%		1,000	20	0	20
Ford Motor Co.	UAG	2.590%	03/20/2013	0.960%		5,000	123	0	123
GenOn Energy, Inc.	BRC	5.000%	09/20/2014	7.101%		3,800	(199)	(598)	399
GenOn Energy, Inc.	CBK	5.000%	09/20/2014	7.101%		4,100	(215)	(451)	236
GenOn Energy, Inc.	DUB	5.000%	09/20/2014	7.101%		900	(47)	(130)	83
GenOn Energy, Inc.	GST	5.000%	09/20/2014	7.101%		21,650	(1,134)	(3,767)	2,633
Georgia-Pacific LLC	BOA	5.000%	12/20/2013	1.083%		5,250	463	(479)	942
Georgia-Pacific LLC	BOA	5.000%	09/20/2014	1.332%		18,000	1,954	(1,845)	3,799
Georgia-Pacific LLC	GST	5.000%	12/20/2013	1.083%		3,750	330	(338)	668
Georgia-Pacific LLC	JPM	5.000%	12/20/2013	1.083%		9,000	793	(799)	1,592
Georgia-Pacific LLC	MYC	3.800%	03/20/2013	0.367%		1,500	78	0	78
HCA, Inc.	BOA	4.650%	09/20/2013	4.025%		3,000	41	0	41
HCA, Inc.	CBK	2.000%	09/20/2012	2.085%		4,400	0	0	0
HCA, Inc.	FBF	5.000%	06/20/2014	2.263%		9,600	680	(1,050)	1,730
NRG Energy, Inc.	BOA	5.500%	12/20/2013	3.995%		5,250	177	0	177
NRG Energy, Inc.	FBF	5.000%	12/20/2013	3.995%		3,750	86	(42)	128
NRG Energy, Inc.	GST	4.200%	09/20/2013	3.788%		6,875	64	0	64
NRG Energy, Inc.	JPM	5.380%	12/20/2013	3.995%		4,500	140	0	140
Oshkosh Corp.	UAG	1.900%	03/20/2012	1.123%		3,000	13	0	13
Oshkosh Corp.	UAG	2.100%	12/20/2012	1.126%		2,000	25	0	25
Qwest Capital Funding, Inc.	CBK	3.350%	12/20/2012	1.413%		1,100	27	0	27
Qwest Capital Funding, Inc.	FBF	3.100%	12/20/2012	1.413%		5,000	108	0	108
SLM Corp.	BOA	5.000%	09/20/2014	5.275%		18,650	(102)	(2,611)	2,509
SLM Corp.	BRC	5.000%	12/20/2013	4.809%		4,250	25	(467)	492
SLM Corp.	DUB	5.000%	06/20/2012	3.365%		9,900	134	(1,287)	1,421
SLM Corp.	DUB	5.000%	09/20/2014	5.275%		2,000	(11)	(225)	214
SLM Corp.	GST	7.600%	03/20/2012	3.426%		4,750	106	0	106
SLM Corp.	MYC	5.000%	06/20/2014	5.123%		6,000	(7)	(1,020)	1,013
SunGard Data Systems, Inc.	BRC	5.000%	09/20/2014	5.971%		2,000	(48)	(230)	182
SunGard Data Systems, Inc.	CBK	5.000%	03/20/2014	5.361%		4,000	(26)	(261)	235
SunGard Data Systems, Inc.	MYC	3.800%	03/20/2013	3.156%		1,500	15	0	15
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	23.113%	JPY	500,000	(896)	(614)	(282)
TRW Automotive Holdings Corp.	UAG	1.150%	03/20/2013	0.942%	$	2,000	6	0	6

							$3,395	$(36,101)	$39,496

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015	$	25,000	$(1,548)	$891	$(2,439)
CDX.HY-15 5-Year Index	BRC	5.000%	12/20/2015		126,450	(7,830)	4,104	(11,934)
CDX.HY-15 5-Year Index	CBK	5.000%	12/20/2015		50,000	(3,096)	(109)	(2,987)
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		40,000	(2,477)	1,300	(3,777)
CDX.HY-15 5-Year Index	FBF	5.000%	12/20/2015		9,950	(616)	277	(893)
CDX.HY-15 5-Year Index	GST	5.000%	12/20/2015		8,750	(542)	246	(788)
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		34,875	(2,159)	0	(2,159)
CDX.HY-15 5-Year Index	MYC	5.000%	12/20/2015		7,925	(491)	228	(719)
CDX.HY-15 5-Year Index	RYL	5.000%	12/20/2015		75,000	(4,645)	(641)	(4,004)
CDX.HY-15 5-Year Index	UAG	5.000%	12/20/2015		51,050	(3,162)	1,998	(5,160)
CDX.HY-16 5-Year Index	BRC	5.000%	06/20/2016		318,750	(28,130)	(1,275)	(26,855)
CDX.HY-16 5-Year Index	DUB	5.000%	06/20/2016		7,500	(661)	14	(675)

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016	$	60,750	$(5,362)	$861	$(6,223)
CDX.IG-9 5-Year Index 30-100%	BRC	0.757%	12/20/2012		8,680	76	0	76
CDX.IG-9 5-Year Index 30-100%	DUB	0.760%	12/20/2012		11,574	102	0	102

						$(60,541)	$7,894	$(68,435)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Continental Airlines, Inc.	6.920%	04/02/2013	07/01/2003	$4,421	$4,516	0.04%
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	07/28/1995 - 01/01/2010	1,695	1,727	0.01%

				$6,116	$6,243	0.05%

(m)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	300,534	11/2011	HUS	$25,168	$0	$25,168
Sell	CAD	6,818	11/2011	DUB	365	0	365
Sell		4,546	11/2011	RBC	259	0	259
Sell	CHF	14,954	10/2011	DUB	869	0	869
Buy	CNY	15,251	11/2011	BRC	18	0	18
Buy		64,314	11/2011	CBK	125	0	125
Buy		4,721	11/2011	HUS	3	0	3
Buy		33,584	11/2011	JPM	26	0	26
Buy		3,094	11/2011	RYL	6	0	6
Buy		5,621	02/2012	BRC	0	(1)	(1)
Buy		96,456	02/2012	DUB	207	0	207
Sell	EUR	12,479	10/2011	BOA	1,099	0	1,099
Buy		10,000	10/2011	BRC	0	(1,022)	(1,022)
Sell		135,412	10/2011	BRC	8,654	0	8,654
Buy		7,138	10/2011	CBK	0	(265)	(265)
Sell		219,674	10/2011	CBK	16,903	0	16,903
Sell		212,930	10/2011	DUB	17,033	0	17,033
Sell		16,597	10/2011	FBL	940	0	940
Sell		8	10/2011	GST	0	0	0
Sell		702	10/2011	HUS	70	0	70
Sell		19,632	10/2011	JPM	1,393	0	1,393
Sell		53,894	10/2011	MSC	2,905	0	2,905
Sell		5,994	10/2011	RBC	65	0	65
Buy		12,938	10/2011	RYL	0	(1,064)	(1,064)
Buy		169	10/2011	UAG	0	(17)	(17)
Sell		12,407	10/2011	UAG	546	0	546
Buy	GBP	307	12/2011	CBK	0	(7)	(7)
Sell		204	12/2011	CBK	5	0	5
Sell		77,122	12/2011	JPM	2,743	0	2,743

See Accompanying Notes	Semiannual Report	September 30, 2011	99

Schedule of Investments PIMCO High Yield Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	1,731	12/2011	RBC	$0	$(39)	$(39)
Sell		65,860	12/2011	UAG	2,448	0	2,448
Sell	JPY	100	10/2011	CBK	0	0	0

					$81,850	$(2,415)	$79,435

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$339,783	$64,294	$404,077
Corporate Bonds & Notes
Banking & Finance	0	1,765,917	0	1,765,917
Industrials	66,950	7,399,540	79,339	7,545,829
Utilities	0	945,588	44,806	990,394
Municipal Bonds & Notes
California	0	8,542	0	8,542
Puerto Rico	0	226	0	226
U.S. Government Agencies	0	225	0	225
Mortgage-Backed Securities	0	159,671	0	159,671
Asset-Backed Securities	0	38,927	0	38,927
Sovereign Issues	0	174,996	0	174,996
Common Stocks
Consumer Discretionary	661	0	0	661
Convertible Preferred Securities
Banking & Finance	43,423	0	0	43,423
Preferred Securities
Banking & Finance	0	51,555	0	51,555

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$13,393	$0	$13,393
U.S. Treasury Bills	0	39,536	0	39,536
PIMCO Short-Term Floating NAV Portfolio	738,145	0	0	738,145
	$849,179	$10,937,899	$188,439	$11,975,517

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	40,184	0	40,184
Foreign Exchange Contracts	0	81,850	0	81,850
	$0	$122,034	$0	$122,034

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(69,123)	0	(69,123)
Foreign Exchange Contracts	0	(2,415)	0	(2,415)
	$0	$(71,538)	$0	$(71,538)

Totals	$849,179	$10,988,395	$188,439	$12,026,013

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
Bank Loan Obligations	$71,429	$64,350	$(72,000)	$0	$510	$5	$0	$0	$64,294	$(56)
Corporate Bonds & Notes
Banking & Finance	984	0	0	0	0	(265)	0	(719)	0	0
Industrials	104,612	0	(18,150)	535	(19)	(7,639)	0	0	79,339	(7,614)
Utilities	51,408	0	(4,928)	(45)	(51)	(1,578)	0	0	44,806	(1,531)
Convertible Preferred Securities
Banking & Finance	2	0	(2)	0	0	0	0	0	0	0

	$228,435	$64,350	$(95,080)	$490	$440	$(9,477)	$0	$(719)	$188,439	$(9,201)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$81,850	$0	$81,850
Unrealized appreciation on OTC swap agreements	0	40,184	0	0	0	40,184

	$0	$40,184	$0	$81,850	$0	$122,034

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$2,415	$0	$2,415
Unrealized depreciation on OTC swap agreements	0	69,123	0	0	0	69,123

	$0	$69,123	$0	$2,415	$0	$71,538

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$31,870	$0	$0	$0	$31,870
Net realized (loss) on foreign currency transactions	0	0	0	(33,213)	0	(33,213)

	$0	$31,870	$0	$(33,213)	$0	$(1,343)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(109,260)	$0	$0	$0	$(109,260)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	119,182	0	119,182

	$0	$(109,260)	$0	$119,182	$0	$9,922

(1)	See note 5 in the Notes to Financial Statements for additional information.

(p)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$264	$(1,050)	$(786)
BRC	(28,457)	29,201	744
CBK	13,802	(9,910)	3,892
DUB	15,466	(11,040)	4,426
FBF	370	(500)	(130)
FBL	940	(830)	110
GST	112	(1,020)	(908)
HUS	25,241	(20,910)	4,331
JPM	3,208	(2,840)	368
MSC	2,905	(3,575)	(670)
MYC	(5,693)	4,127	(1,566)
RBC	285	0	285
RYL	(5,595)	4,985	(610)
UAG	(559)	580	21

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	101

Schedule of Investments PIMCO High Yield Spectrum Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.9%
Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		$995	$891
Cardinal Health, Inc.
2.489% due 04/10/2014		496	460
CommScope, Inc.
5.000% due 01/14/2018		499	489
First Data Corp.
2.985% due 09/24/2014		1,876	1,646
Harrah’s Operating Co., Inc.
3.235% due 01/28/2015		524	441
3.253% due 01/28/2015		976	820
HCA, Inc.
3.619% due 05/31/2018		500	471
OSI Restaurant Partners LLC
2.562% due 06/14/2014		466	435
Sealed Air Corp.
5.760% due 03/31/2012		3,150	3,116
6.750% due 03/31/2012		550	544
Texas Competitive Electric Holdings Co. LLC
4.726% due 10/10/2017		930	626
4.772% due 10/10/2017		990	667
Univision Communications, Inc.
2.239% due 09/29/2014		443	400

Total Bank Loan Obligations (Cost $11,733)			11,006

CORPORATE BONDS & NOTES 91.6%

BANKING & FINANCE 12.3%
Ally Financial, Inc.
0.000% due 06/15/2015		1,250	897
6.250% due 12/01/2017		2,000	1,751
6.750% due 12/01/2014		500	481
7.500% due 09/15/2020		1,000	909
8.000% due 03/15/2020		500	464
8.300% due 02/12/2015		500	496
American International Group, Inc.
8.175% due 05/15/2068		750	665
8.625% due 05/22/2038	GBP	500	655
BAC Capital Trust VII
5.250% due 08/10/2035		2,000	1,871
Bakkavor Finance 2 PLC
8.250% due 02/15/2018		1,000	1,068
Barclays Bank PLC
7.434% due 09/29/2049		$1,000	825
Boats Investments BV
11.000% due 03/31/2017 (c)	EUR	1,542	1,262
BPCE S.A.
4.625% due 07/29/2049		1,500	1,035
5.250% due 07/29/2049		500	358
Capsugel FinanceCo S.C.A.
9.875% due 08/01/2019		1,500	1,879
Cequel Communications Holdings I LLC
8.625% due 11/15/2017		$1,500	1,492
Checkout Holding Corp.
0.000% due 11/15/2015		1,500	825
CIT Group, Inc.
7.000% due 05/01/2015		2,000	1,988
7.000% due 05/01/2016		4,000	3,885
7.000% due 05/01/2017		1,500	1,457
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	500	405
7.589% due 01/29/2049		700	655
8.375% due 10/29/2049		$1,000	792

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
E*Trade Financial Corp.
6.750% due 06/01/2016		$300	$301
FCE Bank PLC
5.125% due 11/16/2015	GBP	450	661
7.125% due 01/15/2013	EUR	500	685
9.375% due 01/17/2014		500	709
Ford Motor Credit Co. LLC
5.625% due 09/15/2015		$1,000	1,009
5.875% due 08/02/2021		1,500	1,497
6.625% due 08/15/2017		500	522
7.000% due 10/01/2013		1,000	1,053
7.000% due 04/15/2015		750	789
8.000% due 06/01/2014		250	265
8.000% due 12/15/2016		1,000	1,094
8.700% due 10/01/2014		1,250	1,354
12.000% due 05/15/2015		500	604
GMAC International Finance BV
7.500% due 04/21/2015	EUR	500	611
HBOS PLC
0.531% due 09/06/2017		$1,500	1,088
2.340% due 09/01/2016	EUR	250	249
6.750% due 05/21/2018		$1,000	854
ILFC E-Capital Trust II
6.250% due 12/21/2065		750	559
Ineos Finance PLC
9.000% due 05/15/2015		500	478
9.250% due 05/15/2015	EUR	200	251
ING Capital Funding Trust III
3.969% due 12/29/2049		$1,000	751
ING Groep NV
5.140% due 03/29/2049	GBP	500	491
5.775% due 12/29/2049		$2,500	1,844
ING Verzekeringen NV
6.375% due 05/07/2027	EUR	250	239
International Lease Finance Corp.
6.250% due 05/15/2019		$500	436
8.250% due 12/15/2020		250	246
8.750% due 03/15/2017		250	252
Intesa Sanpaolo SpA
8.047% due 06/29/2049	EUR	750	666
ISS Holdings A/S
8.875% due 05/15/2016		1,250	1,482
LBG Capital No.1 PLC
6.439% due 05/23/2020		1,500	1,356
7.375% due 03/12/2020		100	96
7.867% due 12/17/2019	GBP	500	573
7.875% due 11/01/2020		$1,500	1,102
8.000% due 12/29/2049		250	169
11.040% due 03/19/2020	GBP	250	341
LBG Capital No.2 PLC
9.125% due 07/15/2020		250	300
Marina District Finance Co., Inc.
9.875% due 08/15/2018		$250	210
MCE Finance Ltd.
10.250% due 05/15/2018		1,000	1,065
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		600	544
Regions Bank
7.500% due 05/15/2018		1,000	999
Regions Financial Corp.
7.375% due 12/10/2037		1,275	1,058
Royal Bank of Scotland Group PLC
7.640% due 03/29/2049		500	242
7.648% due 08/29/2049		1,000	655
9.118% due 03/29/2049		250	241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland NV
1.037% due 03/09/2015		$500	$360
Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	1,500	2,187
SLM Corp.
6.250% due 01/25/2016		$500	492
8.000% due 03/25/2020		1,000	990
8.450% due 06/15/2018		1,000	1,042
Springleaf Finance Corp.
3.250% due 01/16/2013	EUR	1,000	1,194
4.125% due 11/29/2013		1,000	1,183
4.875% due 07/15/2012		$250	234
5.375% due 10/01/2012		250	231
6.900% due 12/15/2017		1,000	725
Towergate Finance PLC
8.500% due 02/15/2018	GBP	200	267
10.500% due 02/15/2019		1,500	1,906
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		$750	642
7.375% due 02/15/2018	EUR	1,250	1,424
11.750% due 07/15/2017		$1,750	1,496
11.750% due 07/15/2017	EUR	250	278

			70,757

INDUSTRIALS 72.9%
Advanced Micro Devices, Inc.
7.750% due 08/01/2020		$1,000	985
Affinion Group, Inc.
7.875% due 12/15/2018		1,500	1,162
Aguila S.A.
7.875% due 01/31/2018		1,250	1,144
7.875% due 01/31/2018	CHF	2,000	2,019
Air Canada
9.250% due 08/01/2015		$250	239
Alere, Inc.
8.625% due 10/01/2018		750	682
Aleris International, Inc.
7.625% due 02/15/2018		2,500	2,256
Alliance One International, Inc.
10.000% due 07/15/2016		750	622
Allison Transmission, Inc.
7.125% due 05/15/2019		1,500	1,365
11.000% due 11/01/2015		1,100	1,144
AMC Networks, Inc.
7.750% due 07/15/2021		500	515
American Tire Distributors, Inc.
9.750% due 06/01/2017		250	249
Ameristar Casinos, Inc.
7.500% due 04/15/2021		2,000	1,945
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		1,500	1,508
Antero Resources Finance Corp.
9.375% due 12/01/2017		250	261
Aptalis Pharma, Inc.
12.750% due 03/01/2016		1,000	1,015
ARAMARK Corp.
8.500% due 02/01/2015		750	763
ARAMARK Holdings Corp.
8.625% due 05/01/2016 (c)		1,900	1,881
Arch Coal, Inc.
7.000% due 06/15/2019		1,000	955
7.250% due 06/15/2021		1,000	968
ARD Finance S.A.
11.125% due 06/01/2018 (c)		850	657

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	150	$188
9.250% due 10/15/2020		1,500	1,575
Armored Autogroup, Inc.
9.250% due 11/01/2018		$375	303
Associated Materials LLC
9.125% due 11/01/2017		2,000	1,630
Avaya, Inc.
7.000% due 04/01/2019		1,500	1,282
9.750% due 11/01/2015		1,500	1,102
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,000	993
Basic Energy Services, Inc.
7.750% due 02/15/2019		750	716
Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,000	1,008
BE Aerospace, Inc.
6.875% due 10/01/2020		500	524
Berry Plastics Corp.
4.999% due 02/15/2015		250	232
9.500% due 05/15/2018		3,750	3,206
9.750% due 01/15/2021		1,500	1,282
Beverage Packaging Holdings Luxembourg II S.A.
8.000% due 12/15/2016	EUR	1,000	1,038
BI-LO LLC
9.250% due 02/15/2019		$1,500	1,462
Biomet, Inc.
10.000% due 10/15/2017		500	518
10.375% due 10/15/2017 (c)		1,250	1,288
11.625% due 10/15/2017		4,250	4,431
Boardriders S.A.
8.875% due 12/15/2017	EUR	200	242
Boart Longyear Management Pty. Ltd.
7.000% due 04/01/2021		$375	373
Bombardier, Inc.
6.125% due 05/15/2021	EUR	1,200	1,463
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		$1,000	875
Briggs & Stratton Corp.
6.875% due 12/15/2020		500	508
Brigham Exploration Co.
6.875% due 06/01/2019		1,000	980
8.750% due 10/01/2018		250	269
Brocade Communications Systems, Inc.
6.875% due 01/15/2020		500	513
Building Materials Corp. of America
6.750% due 05/01/2021		2,000	1,905
6.875% due 08/15/2018		500	488
7.500% due 03/15/2020		750	754
Bumble Bee Acquisition Corp.
9.000% due 12/15/2017		1,000	945
Bumble Bee Holdco S.C.A.
9.625% due 03/15/2018 (c)		1,500	1,211
Cablevision Systems Corp.
7.750% due 04/15/2018		225	228
8.000% due 04/15/2020		250	256
Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		3,750	2,241
11.250% due 06/01/2017		250	253
Calcipar S.A.
6.875% due 05/01/2018		500	435
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		500	468
Capella Healthcare, Inc.
9.250% due 07/01/2017		1,000	955

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carlson Wagonlit BV
7.360% due 05/01/2015	EUR	500	$506
Casella Waste Systems, Inc.
7.750% due 02/15/2019		$1,250	1,188
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		500	459
9.750% due 04/15/2017	EUR	1,250	1,264
CCO Holdings LLC
6.500% due 04/30/2021		$2,000	1,900
7.000% due 01/15/2019		1,250	1,218
7.250% due 10/30/2017		250	251
CDRT Merger Sub, Inc.
8.125% due 06/01/2019		1,000	930
Celanese U.S. Holdings LLC
6.625% due 10/15/2018		1,000	1,039
Cemex Finance LLC
9.625% due 12/14/2017	EUR	1,000	931
Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$2,000	1,375
Central Garden and Pet Co.
8.250% due 03/01/2018		1,000	960
CF Industries, Inc.
6.875% due 05/01/2018		1,000	1,119
7.125% due 05/01/2020		250	285
Chesapeake Energy Corp.
7.250% due 12/15/2018		1,000	1,070
9.500% due 02/15/2015		1,750	1,982
Cirsa Funding Luxembourg S.A.
8.750% due 05/15/2018	EUR	500	512
CityCenter Holdings LLC
7.625% due 01/15/2016		$500	472
10.750% due 01/15/2017 (c)		1,583	1,405
Clear Channel Communications, Inc.
9.000% due 03/01/2021		2,250	1,682
10.750% due 08/01/2016		2,750	1,437
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		2,500	2,554
CMA CGM S.A.
8.500% due 04/15/2017		1,250	512
8.875% due 04/15/2019	EUR	500	275
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		$1,500	1,298
Codere Finance Luxembourg S.A.
8.250% due 06/15/2015	EUR	1,250	1,482
Columbus McKinnon Corp.
7.875% due 02/01/2019		$125	122
Commercial Vehicle Group, Inc.
7.875% due 04/15/2019		750	690
CommScope, Inc.
8.250% due 01/15/2019		2,000	1,960
Community Health Systems, Inc.
8.875% due 07/15/2015		4,000	3,940
Concho Resources, Inc.
6.500% due 01/15/2022		1,300	1,287
7.000% due 01/15/2021		100	100
8.625% due 10/01/2017		500	532
Consol Energy, Inc.
6.375% due 03/01/2021		650	630
8.250% due 04/01/2020		1,500	1,586
Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	1,725	2,155
7.500% due 09/15/2017		2,000	2,535
8.500% due 07/15/2015		50	69
Continental Resources, Inc.
7.125% due 04/01/2021		$500	508
8.250% due 10/01/2019		250	269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ConvaTec Healthcare E S.A.
10.875% due 12/15/2018	EUR	2,000	$2,237
Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		$1,500	1,538
CPI International, Inc.
8.000% due 02/15/2018		500	452
Crown Americas LLC
6.250% due 02/01/2021		500	502
CSC Holdings LLC
7.625% due 07/15/2018		3,000	3,150
8.625% due 02/15/2019		1,000	1,102
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	600	725
DaVita, Inc.
6.375% due 11/01/2018		$1,000	962
6.625% due 11/01/2020		1,500	1,448
Del Monte Foods Co.
7.625% due 02/15/2019		2,000	1,700
Denbury Resources, Inc.
8.250% due 02/15/2020		1,000	1,055
Digicel Group Ltd.
8.875% due 01/15/2015		500	478
10.500% due 04/15/2018		1,500	1,492
Digicel Ltd.
8.250% due 09/01/2017		1,500	1,425
DISH DBS Corp.
6.750% due 06/01/2021		1,000	960
7.125% due 02/01/2016		2,000	2,035
7.875% due 09/01/2019		1,750	1,794
Diversey Holdings, Inc.
10.500% due 05/15/2020		1,523	1,945
Diversey, Inc.
8.250% due 11/15/2019		500	599
DJO Finance LLC
9.750% due 10/15/2017		2,750	2,310
10.875% due 11/15/2014		750	750
Dresser-Rand Group, Inc.
6.500% due 05/01/2021		1,000	945
Dynegy Holdings LLC
7.750% due 06/01/2019		1,000	610
8.375% due 05/01/2016		1,000	610
Easton-Bell Sports, Inc.
9.750% due 12/01/2016		1,250	1,312
Edcon Pty. Ltd.
4.778% due 06/15/2014	EUR	1,000	998
9.500% due 03/01/2018		$1,000	815
EH Holding Corp.
6.500% due 06/15/2019		500	484
7.625% due 06/15/2021		500	484
El Paso Corp.
7.750% due 01/15/2032		1,500	1,748
7.800% due 08/01/2031		750	877
Eldorado Resorts LLC
8.625% due 06/15/2019		750	643
Elizabeth Arden, Inc.
7.375% due 03/15/2021		500	502
EN Germany Holdings BV
10.750% due 11/15/2015	EUR	250	305
Endo Pharmaceuticals Holdings, Inc.
7.000% due 07/15/2019		$500	504
7.000% due 12/15/2020		750	756
Energy Partners Ltd.
8.250% due 02/15/2018		1,700	1,572
Energy Transfer Equity LP
7.500% due 10/15/2020		250	258

See Accompanying Notes	Semiannual Report	September 30, 2011	103

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Exide Technologies
8.625% due 02/01/2018		$1,500	$1,402
Fiat Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	500	538
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		$500	452
First Data Corp.
8.250% due 01/15/2021		2,500	1,988
10.550% due 09/24/2015		3,158	2,485
12.625% due 01/15/2021		2,500	1,862
First Wind Capital LLC
10.250% due 06/01/2018		2,000	1,910
Florida East Coast Railway Corp.
8.125% due 02/01/2017		500	488
FMG Resources Pty. Ltd.
6.875% due 02/01/2018		1,000	885
7.000% due 11/01/2015		75	70
Foodcorp Pty. Ltd.
8.750% due 03/01/2018	EUR	1,000	1,145
Forest Oil Corp.
7.250% due 06/15/2019		$500	495
Gateway Casinos & Entertainment Ltd.
8.875% due 11/15/2017	CAD	100	97
GCL Holdings S.C.A
9.375% due 04/15/2018	EUR	1,500	1,557
GeoEye, Inc.
8.625% due 10/01/2016		$1,000	1,015
Georgia-Pacific LLC
7.250% due 06/01/2028		1,500	1,677
7.375% due 12/01/2025		500	560
8.000% due 01/15/2024		750	884
8.875% due 05/15/2031		750	940
Giant Funding Corp.
8.250% due 02/01/2018		1,000	1,005
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		600	614
Graham Packaging Co. LP
8.250% due 10/01/2018		575	581
Graphic Packaging International, Inc.
7.875% due 10/01/2018		250	258
Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		250	231
Griffon Corp.
7.125% due 04/01/2018		500	444
Grohe Holding GmbH
4.480% due 01/15/2014	EUR	783	970
5.528% due 09/15/2017		750	909
Hapag-Lloyd AG
9.000% due 10/15/2015		1,500	1,608
HCA Holdings, Inc.
7.750% due 05/15/2021		$2,000	1,885
HCA, Inc.
6.500% due 02/15/2020		1,750	1,715
7.250% due 09/15/2020		1,000	1,015
7.500% due 02/15/2022		2,750	2,544
7.875% due 02/15/2020		1,000	1,040
Headwaters, Inc.
7.625% due 04/01/2019		1,250	962
HeidelbergCement Finance BV
5.625% due 01/04/2018	EUR	250	305
7.500% due 04/03/2020		1,000	1,216
Hertz Corp.
6.750% due 04/15/2019		$2,000	1,825
7.375% due 01/15/2021		750	689
7.500% due 10/15/2018		500	480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		$1,500	$1,245
9.000% due 11/15/2020		4,500	3,319
Host Hotels & Resorts LP
6.000% due 11/01/2020		500	489
Huntington Ingalls Industries, Inc.
7.125% due 03/15/2021		300	280
Huntsman International LLC
8.625% due 03/15/2020		500	489
8.625% due 03/15/2021		1,000	962
Hyva Global BV
8.625% due 03/24/2016		1,000	800
IASIS Healthcare LLC
8.375% due 05/15/2019		3,250	2,649
Inaer Aviation Finance Ltd.
9.500% due 08/01/2017	EUR	2,250	2,336
Ineos Group Holdings Ltd.
7.875% due 02/15/2016		5,000	4,622
8.500% due 02/15/2016		$500	372
Insight Communications Co., Inc.
9.375% due 07/15/2018		250	281
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		1,200	1,116
7.250% due 10/15/2020		1,500	1,388
7.500% due 04/01/2021		1,000	932
Intelsat Luxembourg S.A.
11.250% due 02/04/2017		1,500	1,305
11.500% due 02/04/2017 (c)		6,578	5,674
Interactive Data Corp.
10.250% due 08/01/2018		1,500	1,620
Intergen NV
9.000% due 06/30/2017		1,000	1,022
inVentiv Health, Inc.
10.000% due 08/15/2018		625	553
Iron Mountain, Inc.
8.000% due 06/15/2020		1,500	1,515
ISS Financing PLC
11.000% due 06/15/2014	EUR	1,000	1,397
IVD Acquisition Corp.
11.125% due 08/15/2019		$750	733
J. Crew Group, Inc.
8.125% due 03/01/2019		1,000	842
Jaguar Land Rover PLC
8.125% due 05/15/2018	GBP	500	665
Jarden Corp.
7.500% due 01/15/2020	EUR	1,000	1,233
JBS USA LLC
7.250% due 06/01/2021		$250	209
JMC Steel Group
8.250% due 03/15/2018		1,000	945
Kabel BW Erste Beteiligungs GmbH
7.500% due 03/15/2019		250	244
7.500% due 03/15/2019	EUR	750	970
Kerling PLC
10.625% due 02/01/2017		450	494
Kindred Healthcare, Inc.
8.250% due 06/01/2019		$600	461
Kinove German Bondco GmbH
10.000% due 06/15/2018	EUR	750	864
Kraton Polymers LLC
6.750% due 03/01/2019		$500	449
Labco S.A.S.
8.500% due 01/15/2018	EUR	500	517
Laredo Petroleum, Inc.
9.500% due 02/15/2019		$750	791

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Levi Strauss & Co.
7.625% due 05/15/2020		$500	$468
7.750% due 05/15/2018	EUR	250	289
Limited Brands, Inc.
6.625% due 04/01/2021		$675	683
Linn Energy LLC
6.500% due 05/15/2019		1,000	925
7.750% due 02/01/2021		625	628
Live Nation Entertainment, Inc.
8.125% due 05/15/2018		1,000	965
Longview Fibre Paper & Packaging, Inc.
8.000% due 06/01/2016		1,000	975
Lyondell Chemical Co.
8.000% due 11/01/2017		749	811
8.000% due 11/01/2017	EUR	405	572
11.000% due 05/01/2018		$2,000	2,170
Manitowoc Co., Inc.
8.500% due 11/01/2020		1,000	910
Masonite International Corp.
8.250% due 04/15/2021		1,500	1,361
McClatchy Co.
11.500% due 02/15/2017		1,250	1,091
MGM Resorts International
5.875% due 02/27/2014		500	459
6.625% due 07/15/2015		1,750	1,492
7.500% due 06/01/2016		1,750	1,527
7.625% due 01/15/2017		3,500	3,019
9.000% due 03/15/2020		1,750	1,827
10.000% due 11/01/2016		750	712
10.375% due 05/15/2014		250	274
11.125% due 11/15/2017		250	276
Michael Foods, Inc.
9.750% due 07/15/2018		2,500	2,594
Michaels Stores, Inc.
7.750% due 11/01/2018		1,500	1,410
11.375% due 11/01/2016		500	509
Momentive Performance Materials, Inc.
9.000% due 01/15/2021		1,750	1,208
Mueller Water Products, Inc.
8.750% due 09/01/2020		250	248
Multiplan, Inc.
9.875% due 09/01/2018		1,500	1,492
Musketeer GmbH
9.500% due 03/15/2021	EUR	3,000	3,627
Mylan, Inc.
6.000% due 11/15/2018		$1,500	1,466
7.625% due 07/15/2017		250	261
7.875% due 07/15/2020		500	525
Nalco Co.
6.625% due 01/15/2019		1,000	1,100
6.875% due 01/15/2019	EUR	100	144
Nara Cable Funding Ltd.
8.875% due 12/01/2018		1,600	1,742
NBTY, Inc.
9.000% due 10/01/2018		$1,500	1,543
Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,241
NFR Energy LLC
9.750% due 02/15/2017		500	442
Nielsen Finance LLC
7.750% due 10/15/2018		850	871
11.500% due 05/01/2016		1,000	1,140
Noranda Aluminum Acquisition Corp.
4.417% due 05/15/2015 (c)		2,059	1,863
Novasep Holding SAS
9.625% due 12/15/2016 (a)	EUR	750	467

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novelis, Inc.
8.375% due 12/15/2017		$1,500	$1,492
8.750% due 12/15/2020		1,500	1,478
NXP BV
2.999% due 10/15/2013		869	844
4.355% due 10/15/2013	EUR	582	748
9.500% due 10/15/2015		$250	260
Obrascon Huarte Lain S.A.
7.375% due 04/28/2015	EUR	750	937
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018		$1,500	1,358
OI European Group BV
6.750% due 09/15/2020	EUR	250	309
Ono Finance II PLC
11.125% due 07/15/2019		1,100	976
OPTI Canada, Inc.
7.875% due 12/15/2014 (a)		$275	175
8.250% due 12/15/2014 (a)		350	222
OSI Restaurant Partners LLC
10.000% due 06/15/2015		1,946	1,951
OXEA Finance & Cy S.C.A
9.500% due 07/15/2017		2,849	2,785
Packaging Dynamics Corp.
8.750% due 02/01/2016		750	739
Pactiv Corp.
7.950% due 12/15/2025		2,000	1,440
8.375% due 04/15/2027		250	199
Palace Entertainment Holdings LLC
8.875% due 04/15/2017		500	460
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,000	2,010
Petrohawk Energy Corp.
6.250% due 06/01/2019		375	428
7.250% due 08/15/2018		2,000	2,295
Phillips-Van Heusen Corp.
7.375% due 05/15/2020		1,500	1,571
Picard Bondco S.A.
9.000% due 10/01/2018	EUR	100	127
Pilgrim’s Pride Corp.
7.875% due 12/15/2018		$1,750	1,343
Pinnacle Entertainment, Inc.
8.750% due 05/15/2020		1,350	1,266
Pinnacle Foods Finance LLC
8.250% due 09/01/2017		2,250	2,205
10.625% due 04/01/2017		750	756
Plains Exploration & Production Co.
6.625% due 05/01/2021		1,500	1,479
7.625% due 06/01/2018		500	515
7.625% due 04/01/2020		1,000	1,032
Ply Gem Industries, Inc.
8.250% due 02/15/2018		1,250	1,025
Polymer Group, Inc.
7.750% due 02/01/2019		1,000	1,002
Polypore International, Inc.
7.500% due 11/15/2017		450	454
Pregis Corp.
6.605% due 04/15/2013	EUR	750	909
Priory Group No. 3 PLC
7.000% due 02/15/2018	GBP	550	776
8.875% due 02/15/2019		1,000	1,310
Production Resource Group, Inc.
8.875% due 05/01/2019		$925	839
Quebecor Media, Inc.
7.750% due 03/15/2016		3,000	3,011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Quiksilver, Inc.
6.875% due 04/15/2015		$1,500	$1,342
QVC, Inc.
7.375% due 10/15/2020		500	535
7.500% due 10/01/2019		250	268
Radiation Therapy Services, Inc.
9.875% due 04/15/2017		1,500	1,286
Rain CII Carbon LLC
8.000% due 12/01/2018		100	100
Range Resources Corp.
5.750% due 06/01/2021		750	782
6.750% due 08/01/2020		320	342
RBS Global, Inc.
8.500% due 05/01/2018		4,500	4,331
11.750% due 08/01/2016		250	256
Refresco Group BV
7.375% due 05/15/2018	EUR	650	775
Regal Entertainment Group
9.125% due 08/15/2018		$750	746
Regency Energy Partners LP
6.875% due 12/01/2018		175	181
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		150	136
7.125% due 04/15/2019		1,000	935
8.250% due 02/15/2021		3,000	2,385
9.000% due 05/15/2018		500	425
9.000% due 04/15/2019		2,500	2,138
9.500% due 06/15/2017	EUR	500	449
Rhodia S.A.
6.875% due 09/15/2020		$250	289
Roadhouse Financing, Inc.
10.750% due 10/15/2017		1,000	932
Roofing Supply Group LLC
8.625% due 12/01/2017		1,500	1,421
RSC Equipment Rental, Inc.
8.250% due 02/01/2021		750	652
10.250% due 11/15/2019		500	493
Sally Holdings LLC
10.500% due 11/15/2016		500	519
SandRidge Energy, Inc.
7.500% due 03/15/2021		1,250	1,156
8.000% due 06/01/2018		1,000	945
8.750% due 01/15/2020		1,000	985
Sappi Papier Holding GmbH
6.625% due 04/15/2018	EUR	400	437
Scientific Games International, Inc.
9.250% due 06/15/2019		$1,000	1,013
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		250	246
Sealed Air Corp.
8.125% due 09/15/2019 (b)		1,250	1,266
8.375% due 09/15/2021 (b)		500	506
Sealy Mattress Co.
8.250% due 06/15/2014		250	237
10.875% due 04/15/2016		726	770
Seminole Indian Tribe of Florida
7.750% due 10/01/2017		250	253
Seneca Gaming Corp.
8.250% due 12/01/2018		250	242
Sensata Technologies BV
6.500% due 05/15/2019		1,000	955
Seven Seas Cruises S de RL LLC
9.125% due 05/15/2019		250	249
Simmons Foods, Inc.
10.500% due 11/01/2017		500	435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smithfield Foods, Inc.
7.750% due 07/01/2017		$1,000	$1,033
Snoqualmie Entertainment Authority
4.178% due 02/01/2014		2,000	1,760
9.125% due 02/01/2015		500	484
Spectrum Brands Holdings, Inc.
9.500% due 06/15/2018		1,500	1,605
STHI Holding Corp.
8.000% due 03/15/2018		1,500	1,455
Styrolution GmbH
7.625% due 05/15/2016	EUR	1,500	1,467
SunGard Data Systems, Inc.
7.375% due 11/15/2018		$1,500	1,403
7.625% due 11/15/2020		1,000	935
10.625% due 05/15/2015		500	524
Sunrise Communications Holdings S.A.
8.500% due 12/31/2018	EUR	1,750	2,134
Sunrise Communications International S.A.
7.000% due 12/31/2017		100	128
Syniverse Holdings, Inc.
9.125% due 01/15/2019		$750	739
Targa Resources Partners LP
6.875% due 02/01/2021		1,000	965
Telenet Finance Luxembourg S.C.A
6.375% due 11/15/2020	EUR	750	908
Tenet Healthcare Corp.
8.000% due 08/01/2020		$2,500	2,281
10.000% due 05/01/2018		250	272
Thermon Industries, Inc.
9.500% due 05/01/2017		171	179
Tomkins LLC
9.000% due 10/01/2018		3,150	3,245
TransDigm, Inc.
7.750% due 12/15/2018		2,500	2,556
TransUnion LLC
11.375% due 06/15/2018		1,500	1,639
Travelport LLC
9.000% due 03/01/2016		750	443
9.875% due 09/01/2014		750	495
Triumph Group, Inc.
8.625% due 07/15/2018		500	535
U.S. Foodservice
8.500% due 06/30/2019		3,000	2,723
UCI International, Inc.
8.625% due 02/15/2019		1,000	931
United Rentals North America, Inc.
8.375% due 09/15/2020		2,000	1,845
Universal City Development Partners Ltd.
10.875% due 11/15/2016		325	380
Universal Health Services, Inc.
7.000% due 10/01/2018		500	491
Univision Communications, Inc.
6.875% due 05/15/2019		2,000	1,790
7.875% due 11/01/2020		1,000	943
8.500% due 05/15/2021		3,000	2,355
UPC Holding BV
8.375% due 08/15/2020	EUR	4,000	4,636
UPCB Finance II Ltd.
6.375% due 07/01/2020		1,000	1,159
UPCB Finance III Ltd.
6.625% due 07/01/2020		$2,000	1,890
UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	250	313
USG Corp.
8.375% due 10/15/2018		$500	420

See Accompanying Notes	Semiannual Report	September 30, 2011	105

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Valeant Pharmaceuticals International
6.500% due 07/15/2016		$750	$701
6.750% due 10/01/2017		250	232
6.750% due 08/15/2021		500	436
6.875% due 12/01/2018		750	683
7.000% due 10/01/2020		1,500	1,335
7.250% due 07/15/2022		1,500	1,324
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		1,250	1,153
Vanguard Health Systems, Inc.
0.000% due 02/01/2016		17	11
Vertellus Specialties, Inc.
9.375% due 10/01/2015		1,500	1,316
Visant Corp.
10.000% due 10/01/2017		1,000	930
VWR Funding, Inc.
10.250% due 07/15/2015		2,000	1,990
Warner Chilcott Corp.
7.750% due 09/15/2018		3,000	2,880
WCA Waste Corp.
7.500% due 06/15/2019		375	358
Whiting Petroleum Corp.
6.500% due 10/01/2018		300	303
Windstream Corp.
7.000% due 03/15/2019		500	483
7.750% due 10/15/2020		500	490
7.750% due 10/01/2021		500	485
7.875% due 11/01/2017		1,000	1,018
Wynn Las Vegas LLC
7.750% due 08/15/2020		2,000	2,110
Xefin Lux S.C.A.
8.000% due 06/01/2018	EUR	1,000	1,194
YCC Holdings LLC
10.250% due 02/15/2016 (c)		$1,000	855
Ziggo Bond Co. BV
8.000% due 05/15/2018	EUR	2,750	3,555
Ziggo Finance BV
6.125% due 11/15/2017		225	293

			420,237

UTILITIES 6.4%
AES Corp.
7.375% due 07/01/2021		$2,750	2,612
8.000% due 10/15/2017		1,500	1,515
8.000% due 06/01/2020		1,750	1,759
Calpine Corp.
7.500% due 02/15/2021		2,000	1,920

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 07/31/2020		$750	$728
7.875% due 01/15/2023		1,000	970
Covanta Holding Corp.
7.250% due 12/01/2020		100	100
Edison Mission Energy
7.000% due 05/15/2017		2,750	1,650
Energy Future Holdings Corp.
10.000% due 01/15/2020		3,250	3,169
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		250	248
10.000% due 12/01/2020		2,000	1,960
Expro Finance Luxembourg S.C.A
8.500% due 12/15/2016		1,000	875
Frontier Communications Corp.
7.125% due 03/15/2019		1,506	1,442
7.875% due 04/15/2015		500	504
8.125% due 10/01/2018		1,000	985
Inergy LP
6.875% due 08/01/2021		250	229
MetroPCS Wireless, Inc.
6.625% due 11/15/2020		1,500	1,324
Midwest Generation LLC
8.560% due 01/02/2016		141	139
NRG Energy, Inc.
7.375% due 01/15/2017		500	518
7.625% due 01/15/2018		1,000	935
7.875% due 05/15/2021		750	690
8.250% due 09/01/2020		1,500	1,425
8.500% due 06/15/2019		1,000	970
Sprint Capital Corp.
6.900% due 05/01/2019		4,300	3,719
8.750% due 03/15/2032		2,000	1,747
Sprint Nextel Corp.
6.000% due 12/01/2016		1,500	1,297
8.375% due 08/15/2017		1,500	1,402
Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	1,250	1,340
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$500	421
VimpelCom Holdings BV
7.504% due 03/01/2022		750	606

			37,199

Total Corporate Bonds & Notes (Cost $597,665)			528,193

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%
Hologic, Inc.
2.000% due 12/15/2037	$1,000	$941

Total Convertible Bonds & Notes (Cost $974)		941

	SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Ally Financial, Inc.
7.000% due 12/31/2049	2,000	1,339
GMAC Capital Trust I
8.125% due 02/15/2040	40,000	723

Total Preferred Securities (Cost $2,881)		2,062

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.7%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 10/03/2011	$362	362

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $370. Repurchase proceeds are $362.)

U.S. TREASURY BILLS 0.3%
0.027% due 10/27/2011 - 03/29/2012 (d)(f)	1,580	1,580

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 4.4%
	2,528,588	25,319

Total Short-Term Instruments (Cost $27,264)		27,261

Total Investments 98.7% (Cost $640,517)		$569,463

Other Assets and Liabilities (Net) 1.3%		7,386

Net Assets 100.0%		$576,849

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $1,580 have been pledged as collateral as of September 30, 2011 for swap and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $1,305 at a weighted average interest rate of -1.360%. On September 30, 2011, there were no open reverse repurchase agreements.

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.HY-15 5-Year Index	CBK	5.000%	12/20/2015	$	10,000	$(619)	$369	$(988)
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		2,000	(124)	79	(203)
CDX.HY-16 5-Year Index	BRC	5.000%	06/20/2016		22,750	(2,008)	633	(2,641)
CDX.HY-16 5-Year Index	DUB	5.000%	06/20/2016		500	(44)	2	(46)

						$(2,795)	$1,083	$(3,878)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(i)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CHF	2,107	10/2011	CBK	$358	$0	$358
Buy	EUR	254	12/2011	CBK	0	(8)	(8)
Sell		168	12/2011	FBL	3	0	3
Sell		75,612	12/2011	UAG	2,025	0	2,025
Sell	GBP	11,020	12/2011	BRC	415	0	415

					$2,801	$(8)	$2,793

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$7,346	$3,660	$11,006
Corporate Bonds & Notes
Banking & Finance	0	70,757	0	70,757
Industrials	2,880	417,357	0	420,237
Utilities	0	37,060	139	37,199
Convertible Bonds & Notes
Industrials	0	941	0	941
Preferred Securities
Banking & Finance	0	2,062	0	2,062
Short-Term Instruments
Repurchase Agreements	0	362	0	362
U.S. Treasury Bills	0	1,580	0	1,580

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
PIMCO Short-Term Floating NAV Portfolio	$25,319	$0	$0	$25,319
	$28,199	$537,465	$3,799	$569,463

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$2,801	$0	$2,801

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3,878)	0	(3,878)
Foreign Exchange Contracts	0	(8)	0	(8)
	$0	$(3,886)	$0	$(3,886)

Totals	$28,199	$536,380	$3,799	$568,378

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
Bank Loan Obligations	$4,217	$3,663	$(4,250)	$0	$29	$1	$0	$0	$3,660	$(3)
Corporate Bonds & Notes
Utilities	161	0	(16)	0	0	(6)	0	0	139	(5)

	$4,378	$3,663	$(4,266)	$0	$29	$(5)	$0	$0	$3,799	$(8)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.

See Accompanying Notes	Semiannual Report	September 30, 2011	107

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

September 30, 2011 (Unaudited)

(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$2,801	$0	$2,801

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$8	$0	$8
Unrealized depreciation on OTC swap agreements	0	3,878	0	0	0	3,878

	$0	$3,878	$0	$8	$0	$3,886

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$1,078	$0	$0	$0	$1,078
Net realized gain on foreign currency transactions	0	0	0	1,861	0	1,861

	$0	$1,078	$0	$1,861	$0	$2,939

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(4,024)	$0	$0	$0	$(4,024)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	5,162	0	5,162

	$0	$(4,024)	$0	$5,162	$0	$1,138

(1)	See note 5 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BRC	$(1,593)	$1,580	$(13)
CBK	(269)	0	(269)
DUB	(168)	0	(168)
FBL	3	0	3
UAG	2,025	(530)	1,495

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Income Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 5.5%
AES Corp.
4.250% due 05/27/2018	$2,985	$2,924
AGFS Funding Co.
5.500% due 05/10/2017	93,000	81,724
Asurion Corp.
5.500% due 05/24/2018	5,000	4,741
Avis Budget Group
6.250% due 06/13/2018	5,500	5,475
Bausch & Lomb, Inc.
3.489% due 04/24/2015	1,564	1,512
3.619% due 04/24/2015	2,607	2,519
Chrysler Group LLC
6.000% due 05/24/2017	10,000	8,804
Community Health Systems, Inc.
2.569% due 07/25/2014	14,518	13,621
Del Monte Corp.
4.500% due 02/16/2018	6,241	5,791
Emergency Medical SE
5.250% due 05/25/2018	5,000	4,770
First Data Corp.
2.985% due 09/24/2014	10,948	9,614
HCA, Inc.
2.619% due 11/17/2013	30,000	29,168
2.869% due 05/02/2016	9,875	9,227
Hertz Corp.
3.750% due 03/11/2018	5,985	5,692
Insight Midwest Holdings LLC
1.990% due 04/06/2014	2,000	1,969
Intelsat Ltd.
5.250% due 04/02/2018	9,975	9,628
International Lease Finance Corp.
6.750% due 03/17/2015	15,400	15,451
7.000% due 03/17/2016	11,300	11,328
iStar Financial, Inc.
5.000% due 06/28/2013	10,973	10,663
Motor City Marketing, Inc.
7.000% due 03/01/2017	1,930	1,870
Novelis, Inc.
3.750% due 03/10/2017	2,985	2,925
Petroleum Export Ltd.
3.351% due 12/07/2012	4,712	4,694
Quintiles Transnational Corp.
5.000% due 06/08/2018	11,750	11,114
Remy International, Inc.
6.250% due 12/17/2016	1,990	1,900
Reynolds Group Holdings
6.500% due 02/09/2018	4,726	4,589
6.500% due 08/31/2018	15,000	14,556
Sealed Air Corp.
4.750% due 05/31/2018	4,000	4,011
Syniverse Holdings, Inc.
5.250% due 12/21/2017	992	981
Telesat Canada
3.240% due 10/31/2014	5,774	5,617
Texas Competitive Electric Holdings Co. LLC
4.726% due 10/10/2017	1,850	1,246
4.772% due 10/10/2017	1,968	1,325
TransDigm, Inc.
4.000% due 02/14/2017	9,975	9,769
U.S. Airways Group, Inc.
2.739% due 03/23/2014	1,972	1,687
United Airlines, Inc.
3.000% due 02/01/2012	1,000	971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Univision Communications, Inc.
2.239% due 09/29/2014		$19,000	$17,171
Warner Chilcott Co. LLC
4.250% due 03/15/2018		998	973

Total Bank Loan Obligations (Cost $328,676)			320,020

CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 16.6%
Abbey National Treasury Services PLC
1.832% due 04/25/2014		12,000	11,441
4.000% due 04/27/2016		10,000	9,246
ABN AMRO Bank NV
2.023% due 01/30/2014		15,000	14,300
ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		3,000	2,265
Ally Financial, Inc.
0.000% due 12/01/2012		300	273
3.751% due 06/20/2014		4,500	4,111
6.000% due 12/15/2011		1,000	1,006
6.000% due 03/15/2019		1,190	1,007
6.200% due 03/15/2016		2,652	2,376
6.625% due 05/15/2012		2,875	2,911
6.750% due 12/01/2014		400	388
6.875% due 08/28/2012		500	511
7.000% due 02/01/2012		5,530	5,578
7.000% due 07/15/2012		2,000	2,008
7.000% due 05/15/2018		2,380	2,186
7.100% due 01/15/2013		3,000	2,960
7.250% due 09/15/2017		1,778	1,627
7.500% due 12/31/2013		5,000	5,088
7.500% due 11/15/2016		2,040	1,921
8.000% due 03/15/2020		5,000	4,641
American International Group, Inc.
0.360% due 10/18/2011		2,000	2,000
3.750% due 11/30/2013		20,000	20,031
4.250% due 05/15/2013		500	499
5.000% due 06/26/2017	EUR	500	610
5.750% due 03/15/2067	GBP	9,000	9,052
8.625% due 05/22/2038		1,000	1,310
Banco do Brasil S.A.
2.947% due 07/02/2014		$1,000	1,006
4.500% due 01/20/2016 (i)	EUR	6,000	7,808
6.000% due 01/22/2020		$4,000	4,320
Banco Santander Brasil S.A.
2.450% due 03/18/2014 (i)		15,000	14,519
Banco Votorantim S.A.
5.250% due 02/11/2016		20,000	19,950
Bank of America Corp.
6.000% due 09/01/2017		500	482
Barclays Bank PLC
7.434% due 09/29/2049		1,500	1,238
14.000% due 11/29/2049 (i)	GBP	4,000	6,584
Bear Stearns Cos. LLC
6.400% due 10/02/2017		$11,000	12,515
6.950% due 08/10/2012		137	144
7.250% due 02/01/2018 (i)		25,000	29,537
BNP Paribas S.A.
7.195% due 06/29/2049		2,025	1,579
Cantor Fitzgerald LP
6.375% due 06/26/2015		7,000	7,296
7.875% due 10/15/2019		2,000	2,086
CIT Group, Inc.
5.250% due 04/01/2014		17,800	17,310
7.000% due 05/01/2014		202	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015		$362	$359
7.000% due 05/01/2016		1,603	1,557
7.000% due 05/01/2017		6,344	6,161
Citigroup Capital XXI
8.300% due 12/21/2077		1,000	982
Citigroup, Inc.
1.683% due 03/05/2014	EUR	7,500	9,420
1.696% due 01/13/2014 (i)		$19,400	18,894
2.286% due 08/13/2013 (i)		5,000	4,948
4.587% due 12/15/2015		5,000	5,142
6.000% due 08/15/2017		500	532
6.500% due 08/19/2013 (i)		5,000	5,264
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020 (i)	EUR	7,000	8,537
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	8,450	6,852
DBS Bank Ltd.
0.510% due 05/16/2017		$13,000	12,740
EuroCredit CDO I BV
2.647% due 09/03/2012	EUR	1,709	2,255
FCE Bank PLC
7.125% due 01/16/2012		6,450	8,706
7.125% due 01/15/2013		1,600	2,192
Ford Motor Credit Co. LLC
6.625% due 08/15/2017		$3,000	3,130
7.500% due 08/01/2012		10,600	10,819
8.000% due 06/01/2014		4,000	4,245
8.700% due 10/01/2014		1,517	1,643
12.000% due 05/15/2015		12,000	14,490
GMAC International Finance BV
7.500% due 04/21/2015	EUR	3,500	4,279
Goldman Sachs Group, Inc.
1.962% due 01/30/2017		10,000	11,121
6.250% due 09/01/2017		$500	522
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		4,000	4,127
Greene King Finance PLC
5.702% due 12/15/2034	GBP	1,027	1,353
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		$6,500	6,836
HBOS PLC
6.750% due 05/21/2018		500	427
Healthcare Realty Trust, Inc.
5.750% due 01/15/2021		5,000	4,907
Hospitality Properties Trust
5.125% due 02/15/2015		2,000	2,032
5.625% due 03/15/2017		10,000	10,171
6.300% due 06/15/2016		10,000	10,381
6.700% due 01/15/2018		12,000	12,864
7.875% due 08/15/2014		2,000	2,173
HSBC Finance Corp.
6.676% due 01/15/2021		20,000	19,715
ICICI Bank Ltd.
5.750% due 11/16/2020		19,700	18,653
Ineos Finance PLC
9.000% due 05/15/2015		900	860
ING Bank NV
1.169% due 03/30/2012		5,000	4,995
1.397% due 03/15/2013		50,000	49,681
International Lease Finance Corp.
4.750% due 01/13/2012		600	597
5.350% due 03/01/2012		150	149
5.625% due 09/20/2013		500	482
5.750% due 05/15/2016		3,800	3,383

See Accompanying Notes	Semiannual Report	September 30, 2011	109

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 05/01/2013		$3,950	$3,832
6.250% due 05/15/2019		2,600	2,266
6.750% due 09/01/2016		4,000	4,030
7.125% due 09/01/2018		27,100	27,337
8.750% due 03/15/2017		1,500	1,511
Kilroy Realty LP
4.800% due 07/15/2018		11,000	10,638
5.000% due 11/03/2015		20,000	20,792
Lloyds TSB Bank PLC
6.375% due 01/21/2021 (i)		33,000	32,635
Marina District Finance Co., Inc.
9.875% due 08/15/2018		1,000	840
Merrill Lynch & Co., Inc.
1.840% due 05/30/2014 (i)	EUR	5,000	5,826
1.872% due 01/31/2014 (i)		7,000	8,299
2.054% due 07/22/2014		7,000	8,139
2.077% due 09/14/2018		3,000	2,502
5.450% due 02/05/2013 (i)		$28,305	28,062
6.150% due 04/25/2013 (i)		27,225	27,250
7.750% due 04/30/2018	GBP	2,400	3,614
Morgan Stanley
1.840% due 11/29/2013	EUR	25,000	30,600
2.026% due 01/16/2017		10,000	10,696
7.300% due 05/13/2019		$1,250	1,291
Panther CD0 I BV
1.657% due 02/24/2016	GBP	971	1,506
ProLogis LP
4.000% due 01/15/2018		$6,000	5,604
6.625% due 12/01/2019		5,000	5,175
Provident Funding Associates LP
10.125% due 02/15/2019		2,100	1,827
10.250% due 04/15/2017		11,925	11,686
Punch Taverns Finance Ltd.
7.369% due 06/30/2022 (i)	GBP	5,772	7,831
Punch Taverns Finance PLC
5.883% due 10/15/2026		7,736	8,988
Qatari Diar Finance QSC
5.000% due 07/21/2020		$10,000	10,725
RCI Banque S.A.
4.600% due 04/12/2016		6,400	6,295
Regions Financial Corp.
7.750% due 11/10/2014		9,750	9,823
Royal Bank of Scotland Group PLC
0.946% due 04/11/2016		2,500	1,787
1.105% due 09/29/2015		7,000	5,169
3.950% due 09/21/2015		5,000	4,709
5.625% due 08/24/2020		20,000	19,376
SL Green Realty Corp.
7.750% due 03/15/2020		12,955	14,683
SLM Corp.
0.483% due 10/25/2011		2,060	2,050
1.785% due 11/15/2011	EUR	1,000	1,341
1.858% due 06/17/2013		100	128
5.000% due 04/15/2015		$300	280
5.039% due 03/15/2012		269	268
6.009% due 06/15/2013		260	255
6.250% due 01/25/2016		9,975	9,805
8.000% due 03/25/2020		6,070	6,007
8.450% due 06/15/2018		10,750	11,207
SLM Student Loan Trust
2.078% due 12/15/2033	EUR	2,554	2,989
Springleaf Finance Corp.
6.900% due 12/15/2017		$1,000	725
Stone Street Trust
5.902% due 12/15/2015		13,000	13,480

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Suffield Clo Ltd.
1.737% due 09/26/2014		$387	$383
Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		3,000	3,134
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	3,000	3,345
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		$20,000	19,150
Waha Aerospace BV
3.925% due 07/28/2020		15,750	16,222
Wells Operating Partnership II LP
5.875% due 04/01/2018		3,000	3,072
Weyerhaeuser Co.
7.375% due 03/15/2032		1,000	1,002
7.950% due 03/15/2025		300	346
Wind Acquisition Finance S.A.
7.250% due 02/15/2018		300	257
11.750% due 07/15/2017		1,000	855

			976,147

INDUSTRIALS 6.6%
Aguila S.A.
7.875% due 01/31/2018		150	137
Air Canada
9.250% due 08/01/2015		500	478
Alere, Inc.
8.625% due 10/01/2018		800	728
Aleris International, Inc.
7.625% due 02/15/2018		125	113
American Airlines Pass-Through Trust
5.250% due 01/31/2021		2,496	2,272
8.625% due 10/15/2021 (d)		37,000	36,884
10.375% due 07/02/2019		1,877	2,046
American Airlines, Inc.
7.500% due 03/15/2016 (i)		1,500	1,268
AMGH Merger Sub, Inc.
9.250% due 11/01/2018		500	502
Anadarko Petroleum Corp.
6.200% due 03/15/2040		1,400	1,466
6.375% due 09/15/2017		15,300	17,198
6.450% due 09/15/2036		6,500	6,913
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		1,700	1,670
6.500% due 04/15/2040		4,200	4,011
ARAMARK Corp.
8.500% due 02/01/2015		1,000	1,018
Arch Coal, Inc.
7.000% due 06/15/2019		225	215
7.250% due 06/15/2021		225	218
Arch Western Finance LLC
6.750% due 07/01/2013		6,000	6,015
Ardagh Packaging Finance PLC
7.375% due 10/15/2017	EUR	200	251
9.250% due 10/15/2020		300	315
Armored Autogroup, Inc.
9.250% due 11/01/2018		$500	404
Associated Materials LLC
9.125% due 11/01/2017		1,330	1,084
Avaya, Inc.
7.000% due 04/01/2019		325	278
9.750% due 11/01/2015		750	551
AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		952	938
Bausch & Lomb, Inc.
9.875% due 11/01/2015		1,250	1,259

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Berry Plastics Corp.
9.750% due 01/15/2021		$750	$641
BioMed Realty LP
6.125% due 04/15/2020		2,000	2,116
Biomet, Inc.
11.625% due 10/15/2017		1,600	1,668
Brickman Group Holdings, Inc.
9.125% due 11/01/2018		500	438
Building Materials Corp. of America
7.500% due 03/15/2020		1,000	1,005
Cablevision Systems Corp.
8.000% due 04/15/2020		1,200	1,227
Calumet Specialty Products Partners LP
9.375% due 05/01/2019		125	117
Capella Healthcare, Inc.
9.250% due 07/01/2017		850	812
Catalent Pharma Solutions, Inc.
9.500% due 04/15/2015		500	459
CCO Holdings LLC
7.250% due 10/30/2017		1,000	1,005
8.125% due 04/30/2020		1,300	1,358
CDRT Merger Sub, Inc.
8.125% due 06/01/2019		500	465
Cemex S.A.B. de C.V.
5.369% due 09/30/2015		13,000	7,930
Charter Communications Operating LLC
8.000% due 04/30/2012		1,500	1,530
Chesapeake Energy Corp.
9.500% due 02/15/2015		500	566
Chrysler Group LLC
8.250% due 06/15/2021		2,000	1,550
Cie Generale de Geophysique-Veritas
6.500% due 06/01/2021		425	385
Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		525	536
Comcast Corp.
5.900% due 03/15/2016		500	573
Community Health Systems, Inc.
8.875% due 07/15/2015		1,500	1,478
Concho Resources, Inc.
6.500% due 01/15/2022		1,000	990
Consol Energy, Inc.
8.250% due 04/01/2020		650	687
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022		4,706	4,847
7.875% due 01/02/2020		734	705
Continental Airlines, Inc.
6.750% due 09/15/2015		3,750	3,619
Continental Resources, Inc.
7.375% due 10/01/2020		500	520
Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		1,000	1,025
CPI International, Inc.
8.000% due 02/15/2018		650	588
Crown Americas LLC
6.250% due 02/01/2021		400	402
CVS Pass-Through Trust
5.773% due 01/10/2033		6,893	7,187
7.507% due 01/10/2032		4,846	5,727
Cyfrowy Polsat Finance AB
7.125% due 05/20/2018	EUR	100	121
Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018		$8,112	8,355
Deutsche Telekom International Finance BV
8.750% due 06/15/2030		250	335

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DJO Finance LLC
9.750% due 10/15/2017		$1,000	$840
EH Holding Corp.
7.625% due 06/15/2021		150	145
El Paso Corp.
7.750% due 01/15/2032		2,300	2,681
8.050% due 10/15/2030		1,700	1,998
Eldorado Resorts LLC
8.625% due 06/15/2019		150	129
Energy Transfer Equity LP
7.500% due 10/15/2020		675	697
Exide Technologies
8.625% due 02/01/2018		700	654
FBG Finance Ltd.
5.125% due 06/15/2015		2,000	2,172
Ferrellgas Partners LP
8.625% due 06/15/2020		650	634
Florida East Coast Railway Corp.
8.125% due 02/01/2017		100	98
Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		750	728
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		20,000	19,575
9.250% due 04/23/2019		20,000	23,400
Georgia-Pacific LLC
5.400% due 11/01/2020		1,100	1,123
Giant Funding Corp.
8.250% due 02/01/2018		1,125	1,131
Global Geophysical Services, Inc.
10.500% due 05/01/2017		400	390
Goodyear Tire & Rubber Co.
8.250% due 08/15/2020		500	511
Graphic Packaging International, Inc.
7.875% due 10/01/2018		500	515
Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		50	46
Griffon Corp.
7.125% due 04/01/2018		125	111
Grohe Holding GmbH
5.528% due 09/15/2017	EUR	400	485
HCA Holdings, Inc.
7.750% due 05/15/2021		$200	188
HCA, Inc.
6.500% due 02/15/2020		4,350	4,263
7.250% due 09/15/2020		5,000	5,075
7.500% due 02/15/2022		1,000	925
7.875% due 02/15/2020		4,000	4,160
8.500% due 04/15/2019		2,500	2,662
Headwaters, Inc.
7.625% due 04/01/2019		1,000	770
HeidelbergCement Finance BV
6.750% due 12/15/2015	EUR	6,000	8,139
7.500% due 10/31/2014		2,000	2,740
7.500% due 04/03/2020		3,000	3,647
8.500% due 10/31/2019		5,000	6,448
IASIS Healthcare LLC
8.375% due 05/15/2019		$350	285
Insight Communications Co., Inc.
9.375% due 07/15/2018		800	900
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		1,000	925
inVentiv Health, Inc.
10.000% due 08/15/2018		250	221
Jaguar Land Rover PLC
7.750% due 05/15/2018		500	448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JMC Steel Group
8.250% due 03/15/2018	$100	$94
Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	5,000	5,403
Kindred Healthcare, Inc.
8.250% due 06/01/2019	100	77
Laredo Petroleum, Inc.
9.500% due 02/15/2019	400	422
Linn Energy LLC
7.750% due 02/01/2021	1,000	1,005
Lyondell Chemical Co.
8.000% due 11/01/2017	12,150	13,152
Manitowoc Co., Inc.
8.500% due 11/01/2020	125	114
McClatchy Co.
11.500% due 02/15/2017	450	393
Mueller Water Products, Inc.
8.750% due 09/01/2020	750	742
Mylan, Inc.
7.875% due 07/15/2020	300	315
NFR Energy LLC
9.750% due 02/15/2017	500	442
Northwest Airlines Pass-Through Trust
1.048% due 05/20/2014	2,621	2,437
Novasep Holding SAS
9.750% due 12/15/2016 (a)	1,000	485
NXP BV
2.999% due 10/15/2013 (i)	4,781	4,644
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	17,000	17,000
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018	500	452
Oil States International, Inc.
6.500% due 06/01/2019	525	516
OPTI Canada, Inc.
8.250% due 12/15/2014 (a)	250	159
9.000% due 12/15/2012 (a)	750	765
OXEA Finance & Cy S.C.A
9.500% due 07/15/2017	712	696
Palace Entertainment Holdings LLC
8.875% due 04/15/2017	600	552
Penn Virginia Resource Partners LP
8.250% due 04/15/2018	400	382
Pernod-Ricard S.A.
5.750% due 04/07/2021	13,000	14,334
Petroleos Mexicanos
5.500% due 01/21/2021	10,000	10,600
PHH Corp.
9.250% due 03/01/2016	1,000	1,032
Pilgrim’s Pride Corp.
7.875% due 12/15/2018	500	384
Pittsburgh Glass Works LLC
8.500% due 04/15/2016	250	231
Plains Exploration & Production Co.
7.625% due 04/01/2020	1,400	1,446
Ply Gem Industries, Inc.
8.250% due 02/15/2018	125	102
Pride International, Inc.
6.875% due 08/15/2020	600	694
Quicksilver Resources, Inc.
9.125% due 08/15/2019	1,000	985
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019	150	146
9.000% due 05/15/2018	1,500	1,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Roofing Supply Group LLC
8.625% due 12/01/2017		$525	$497
SandRidge Energy, Inc.
7.500% due 03/15/2021		1,000	925
Scientific Games Corp.
8.125% due 09/15/2018		1,000	988
Seagate HDD Cayman
7.750% due 12/15/2018		500	492
Sealed Air Corp.
8.125% due 09/15/2019 (d)		250	253
Seneca Gaming Corp.
8.250% due 12/01/2018		600	580
Seven Seas Cruises S de RL LLC
9.125% due 05/15/2019		50	50
Speedway Motorsports, Inc.
6.750% due 02/01/2019		1,000	958
Spirit Issuer PLC
2.023% due 12/28/2031	GBP	750	901
6.582% due 12/28/2027		1,374	1,800
STHI Holding Corp.
8.000% due 03/15/2018		$1,000	970
SunGard Data Systems, Inc.
7.375% due 11/15/2018		325	304
7.625% due 11/15/2020		225	210
Syniverse Holdings, Inc.
9.125% due 01/15/2019		500	492
Tenet Healthcare Corp.
8.000% due 08/01/2020		500	456
8.875% due 07/01/2019		2,500	2,656
Thermon Industries, Inc.
9.500% due 05/01/2017		410	428
Times Square Hotel Trust
8.528% due 08/01/2026		2,119	2,306
Tomkins LLC
9.000% due 10/01/2018		900	927
U.S. Airways Group, Inc.
7.125% due 04/22/2025		1,500	1,425
UAL Pass-Through Trust
9.750% due 01/15/2017		5,852	6,408
10.400% due 05/01/2018		21,592	23,319
Universal Health Services, Inc.
7.000% due 10/01/2018		825	810
Univision Communications, Inc.
6.875% due 05/15/2019		700	626
7.875% due 11/01/2020		175	165
8.500% due 05/15/2021		150	118
Valeant Pharmaceuticals International
6.750% due 10/01/2017		100	93
6.875% due 12/01/2018		375	341
7.000% due 10/01/2020		500	445
Vanguard Health Holding Co. II LLC
8.000% due 02/01/2018		1,000	922
Vertellus Specialties, Inc.
9.375% due 10/01/2015		500	439
VWR Funding, Inc.
10.250% due 07/15/2015		1,500	1,492
Warner Chilcott Corp.
7.750% due 09/15/2018		1,250	1,200
WCA Waste Corp.
7.500% due 06/15/2019		75	72
Windstream Corp.
8.125% due 09/01/2018		500	506
WMG Acquisition Corp.
9.500% due 06/15/2016		500	509

See Accompanying Notes	Semiannual Report	September 30, 2011	111

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wyndham Worldwide Corp.
5.625% due 03/01/2021		$1,000	$1,006

			386,623

UTILITIES 1.2%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		10,400	10,400
AES Corp.
7.375% due 07/01/2021		350	332
8.000% due 10/15/2017		325	328
9.750% due 04/15/2016		1,500	1,620
AES Ironwood LLC
8.857% due 11/30/2025		901	925
BP Capital Markets PLC
4.500% due 10/01/2020		8,700	9,454
Calpine Corp.
7.875% due 07/31/2020		3,000	2,910
Duquesne Light Holdings, Inc.
5.900% due 12/01/2021		1,000	1,017
Energy Future Holdings Corp.
9.750% due 10/15/2019		100	99
10.000% due 01/15/2020		3,000	2,925
Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		944	935
Expro Finance Luxembourg S.C.A
8.500% due 12/15/2016		800	700
Frontier Communications Corp.
7.125% due 03/15/2019		1,200	1,149
GenOn Energy, Inc.
9.500% due 10/15/2018		1,000	945
Inergy LP
7.000% due 10/01/2018		1,000	945
Korea Electric Power Corp.
3.000% due 10/05/2015		2,000	1,956
Midwest Generation LLC
8.560% due 01/02/2016		1,101	1,085
NGPL PipeCo LLC
7.768% due 12/15/2037		1,000	995
NRG Energy, Inc.
7.375% due 01/15/2017		10,377	10,753
7.875% due 05/15/2021		1,000	920
8.250% due 09/01/2020		3,300	3,135
NSG Holdings LLC
7.750% due 12/15/2025		167	163
NV Energy, Inc.
6.250% due 11/15/2020		2,000	2,100
Qwest Corp.
7.500% due 06/15/2023		2,000	1,986
Sprint Capital Corp.
8.375% due 03/15/2012		1,785	1,812
8.750% due 03/15/2032		1,500	1,311
Telecom Italia Capital S.A.
7.200% due 07/18/2036		4,300	3,949
Tenaska Alabama Partners LP
7.000% due 06/30/2021		1,139	1,185
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	5,000	58
1.500% due 05/30/2014		16,000	181
1.850% due 07/28/2014		16,000	182
4.500% due 03/24/2014	EUR	2,250	2,412

			68,867

Total Corporate Bonds & Notes (Cost $1,458,558)			1,431,637

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%
SL Green Operating Partnership LP
3.000% due 10/15/2017	$25,000	$24,344

INDUSTRIALS 0.1%
Peabody Energy Corp.
4.750% due 12/15/2066 (i)	700	728
Transocean, Inc.
1.500% due 12/15/2037	5,000	4,956

		5,684

Total Convertible Bonds & Notes (Cost $30,109)		30,028

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.6%
Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	300	332
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	7,500	9,750
6.918% due 04/01/2040	7,000	9,007
7.043% due 04/01/2050	2,340	3,141
Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	7,000	9,390
Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	5,000	6,509

		38,129

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	5,500	7,368

NEW YORK 0.1%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	5,500	6,342
New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	2,000	2,360

		8,702

OHIO 0.1%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	1,500	1,660

TENNESSEE 0.1%
Nashville & Davidson County, Tennessee Metropolitan Government Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,267
6.693% due 07/01/2041	1,000	1,265

		2,532

Total Municipal Bonds & Notes (Cost $45,745)		58,391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 55.9%
Fannie Mae
0.288% due 12/25/2036	$284	$273
0.355% due 03/25/2034	75	75
0.385% due 08/25/2034	31	31
0.455% due 09/25/2031	2,997	2,723
0.585% due 11/25/2032 - 03/25/2044	48	47
0.630% due 04/18/2028 - 09/18/2031	20	20
0.635% due 06/25/2029 - 08/25/2036	96	92
0.650% due 11/25/2021	13	13
0.700% due 07/25/2021	18	18
0.950% due 08/25/2022	10	10
1.050% due 05/25/2022	8	8
1.100% due 05/25/2018 - 10/25/2020	41	42
1.150% due 04/25/2021 - 10/25/2021	63	64
1.338% due 11/01/2028 (i)	677	697
1.350% due 03/25/2022	18	18
1.380% due 04/25/2023	11	12
1.400% due 09/25/2022	8	8
1.450% due 01/25/2022 - 01/25/2024	79	81
1.452% due 10/01/2044	14	14
1.550% due 11/25/2021	39	40
1.652% due 10/01/2040 (i)	124	126
1.840% due 01/01/2035	130	130
1.850% due 09/25/2022	9	9
1.945% due 02/01/2032 (i)	70	70
1.954% due 08/01/2033 (i)	169	177
1.965% due 12/01/2035	23	24
2.010% due 12/01/2034 (i)	228	237
2.043% due 01/01/2018 (i)	44	45
2.048% due 11/01/2033 (i)	108	112
2.125% due 07/01/2019 (i)	67	70
2.150% due 11/01/2033	14	15
2.181% due 06/01/2025	3	3
2.250% due 07/01/2032 (i)	101	102
2.254% due 09/01/2033 (i)	40	42
2.283% due 12/01/2035	7	7
2.315% due 07/01/2032 (i)	38	38
2.318% due 09/01/2035 (i)	38	39
2.355% due 08/01/2032 (i)	30	31
2.375% due 07/01/2025 - 02/01/2032 (i)	209	213
2.380% due 07/01/2025	2	2
2.381% due 04/01/2033	10	10
2.393% due 03/01/2033 (i)	307	321
2.400% due 02/01/2032	20	21
2.423% due 07/01/2035	32	32
2.431% due 10/01/2025 (i)	68	71
2.440% due 05/01/2024 (i)	46	46
2.450% due 05/01/2024 (i)	104	105
2.465% due 12/01/2032 - 12/01/2033 (i)	132	136
2.494% due 04/01/2032 (i)	79	83
2.495% due 10/01/2035 (i)	419	444
2.500% due 09/01/2024 (i)	110	114
2.500% due 08/01/2032	18	19
2.525% due 04/01/2024	14	15
2.534% due 10/01/2032 (i)	35	37
2.540% due 06/01/2019	14	15
2.545% due 03/01/2034 (i)	37	39
2.557% due 10/01/2034 (i)	212	223

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.569% due 05/01/2018	$14	$14
2.577% due 07/01/2032 (i)	537	548
2.588% due 11/01/2020	11	12
2.588% due 11/01/2020 (i)	45	46
2.606% due 07/01/2036 (i)	67	70
2.607% due 03/01/2020	10	10
2.609% due 09/01/2017	9	9
2.609% due 03/01/2033 (i)	61	62
2.610% due 04/01/2017 - 07/01/2018	39	40
2.610% due 07/01/2018 (i)	41	41
2.625% due 08/01/2018 (i)	31	31
2.625% due 12/01/2020	9	9
2.675% due 01/01/2035 (i)	240	242
2.735% due 06/01/2032 (i)	343	360
2.764% due 05/01/2018 (i)	29	31
2.824% due 03/01/2036 (i)	349	360
2.847% due 10/01/2025	4	4
2.859% due 08/01/2017	15	15
2.875% due 09/01/2024 (i)	51	54
2.922% due 01/01/2018	6	6
2.952% due 07/01/2017	3	3
3.008% due 09/01/2017	12	12
3.045% due 01/01/2019	8	8
3.109% due 08/01/2017	13	13
3.137% due 04/01/2028	18	19
3.171% due 07/01/2018	5	5
3.282% due 11/01/2029 (i)	45	48
3.359% due 05/01/2028	7	7
3.375% due 07/01/2017	13	13
3.387% due 09/01/2030 (i)	61	64
3.395% due 09/01/2031 (i)	156	157
3.439% due 03/01/2016	3	3
3.478% due 01/01/2029 (i)	139	141
3.483% due 05/01/2019	7	8
3.500% due 06/01/2017 - 09/01/2041	16,412	16,893
3.500% due 09/01/2040 - 10/01/2041 (i)	207,580	213,661
3.529% due 02/01/2028	3	4
3.538% due 01/01/2028	3	3
3.573% due 08/01/2026	14	14
3.588% due 12/01/2027	5	6
3.594% due 07/01/2026	10	10
3.664% due 01/01/2018	5	5
3.750% due 09/01/2016 - 09/01/2017	21	21
3.751% due 09/01/2024	6	6
3.840% due 08/01/2021 (i)	20,000	21,331
3.875% due 01/01/2027	11	11
4.000% due 03/01/2034 - 10/01/2041	69,199	72,668
4.000% due 10/01/2035 - 10/01/2041 (i)	1,268,905	1,332,831
4.144% due 03/01/2036 (i)	56	59
4.146% due 12/01/2027	23	24
4.500% due 11/01/2023 - 10/01/2041	252,740	269,255
4.500% due 06/01/2027 - 09/01/2041 (i)	693,986	739,794
4.975% due 09/01/2022 (i)	28	28
5.000% due 01/01/2016 (i)	46	48
5.000% due 08/25/2033 - 06/25/2043	416	467
5.137% due 09/01/2018	20	21
5.306% due 10/01/2033	6	6
5.500% due 11/25/2032 - 10/01/2041	333,478	366,461

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/01/2048 - 06/01/2048 (i)	$1,999	$2,159
5.835% due 12/25/2036 - 02/25/2037 (b)	11,409	1,745
5.865% due 04/25/2037 (b)	7,447	1,220
5.916% due 04/01/2027 (i)	126	127
6.000% due 06/25/2029 - 09/25/2031	15,710	17,848
6.000% due 12/01/2032 - 09/01/2037 (i)	5,565	6,146
6.028% due 10/01/2036 (i)	40	43
6.115% due 01/25/2040 (b)	27,615	4,642
6.205% due 04/25/2037 (b)	15,521	2,390
6.215% due 10/25/2039 (b)	35,684	4,945
6.265% due 02/25/2037 (b)	12,375	1,797
6.290% due 02/25/2029	3,350	3,845
6.315% due 10/25/2036 (b)	18,689	2,568
6.500% due 06/25/2028 - 02/25/2033	715	814
6.500% due 02/01/2036 (i)	625	689
6.850% due 12/18/2027	31	36
6.900% due 05/25/2023	111	127
7.000% due 07/25/2022 - 06/25/2032	321	370
7.000% due 07/01/2034 - 08/01/2036 (i)	782	882
7.151% due 06/25/2042	58	70
7.193% due 01/17/2040	2,137	2,236
7.500% due 07/25/2022 - 06/25/2042	259	292
7.660% due 05/01/2015 (i)	884	912
8.000% due 07/25/2022	29	34
8.600% due 08/25/2019	202	230
18.707% due 04/25/2023 (b)	140	66
Freddie Mac
0.429% due 03/15/2031	394	395
0.495% due 08/25/2031	37	36
0.842% due 01/25/2021 (b)	113,686	4,948
1.652% due 07/25/2044	31	32
1.840% due 10/15/2023	484	494
2.000% due 04/01/2017 (i)	244	249
2.102% due 05/01/2035 (i)	174	181
2.126% due 08/01/2034	3	3
2.225% due 02/01/2033	4	4
2.225% due 06/01/2033 (i)	37	38
2.367% due 04/01/2036 (i)	27	28
2.368% due 05/01/2029 (i)	114	120
2.375% due 07/01/2017 (i)	35	36
2.402% due 09/01/2023	23	23
2.424% due 01/01/2035 (i)	234	247
2.429% due 08/01/2024	20	21
2.442% due 09/01/2033 (i)	344	362
2.443% due 09/01/2034 (i)	174	182
2.455% due 09/01/2032 (i)	114	114
2.460% due 07/01/2033 (i)	39	41
2.471% due 07/01/2034 (i)	231	242
2.473% due 01/01/2033 - 05/01/2033 (i)	83	87
2.474% due 10/01/2032 (i)	74	76
2.475% due 01/01/2033	24	25
2.480% due 09/01/2031 (i)	270	270
2.486% due 10/01/2026	3	3
2.490% due 04/01/2033	5	5
2.493% due 11/01/2031 (i)	77	80
2.510% due 07/01/2025 (i)	81	81
2.510% due 09/01/2033	17	18
2.514% due 08/01/2036	8	9
2.515% due 08/01/2034 (i)	255	258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.548% due 12/01/2034 (i)	$52	$54
2.553% due 09/01/2024 - 02/01/2026 (i)	85	89
2.573% due 01/01/2035 (i)	181	190
2.603% due 03/01/2031 (i)	126	133
2.610% due 06/01/2019	22	23
2.616% due 11/01/2029 (i)	429	455
2.620% due 03/01/2032 (i)	554	586
2.625% due 01/01/2020	19	19
2.625% due 10/01/2024 (i)	46	46
2.637% due 07/01/2024	14	15
2.640% due 04/01/2036 (i)	46	48
2.656% due 02/01/2036 (i)	64	67
2.665% due 10/01/2035 (i)	280	281
2.723% due 08/01/2035	15	15
2.733% due 07/01/2033 (i)	162	172
2.835% due 11/01/2017	15	15
2.922% due 12/01/2033 (i)	283	297
2.947% due 05/01/2019	5	6
3.081% due 11/01/2035 (i)	220	231
3.244% due 02/01/2018 (i)	28	29
3.305% due 06/01/2019 (i)	43	43
3.615% due 06/25/2046 (b)	3,500	770
3.678% due 05/01/2019 (i)	270	274
3.753% due 09/01/2036	5	5
3.783% due 02/01/2015 (i)	44	45
4.000% due 02/15/2017 - 04/15/2019	204	219
4.208% due 03/01/2025 (i)	47	48
4.867% due 09/01/2018	15	15
4.879% due 03/01/2025	2	2
5.000% due 02/15/2024	37	40
5.161% due 09/01/2037 (i)	35	37
5.370% due 09/01/2037	12	13
5.500% due 08/15/2036 - 06/15/2041	92,133	108,040
5.552% due 06/01/2037	5	5
5.582% due 05/01/2037 (i)	31	33
5.625% due 07/01/2037 - 02/01/2038 (i)	5,966	6,495
5.673% due 12/01/2037	17	18
5.707% due 09/01/2037	13	14
5.763% due 08/01/2037	11	12
5.765% due 11/01/2036	7	8
5.795% due 08/01/2037	1	1
5.814% due 09/01/2037 (i)	25	27
5.844% due 01/01/2037 (i)	594	633
6.000% due 03/15/2017 - 02/15/2032	17,052	18,852
6.000% due 12/01/2019 - 12/01/2023 (i)	847	937
6.152% due 02/01/2037	11	12
6.471% due 04/15/2026 - 03/15/2036 (b)	17,587	2,703
6.500% due 11/15/2021 - 04/15/2029	1,336	1,509
6.750% due 01/15/2024	32	33
6.871% due 06/15/2032 (b)	17,945	2,051
6.971% due 07/15/2034 (b)	4,635	716
7.000% due 10/15/2013 - 03/15/2032	1,937	2,225
7.000% due 09/01/2047 - 12/01/2047 (i)	1,266	1,446
7.250% due 09/15/2030	88	105
7.425% due 09/01/2037 (i)	194	206
7.500% due 06/01/2014 (i)	188	194
7.500% due 11/15/2021 - 09/15/2030	730	858

See Accompanying Notes	Semiannual Report	September 30, 2011	113

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 06/15/2031	$506	$604
8.869% due 05/15/2023	44	49
9.000% due 09/15/2020 - 02/15/2021	235	262
15.642% due 02/15/2032	124	156
18.530% due 02/15/2024	26	40
19.337% due 02/15/2024	66	103
19.760% due 11/15/2023	65	108
20.335% due 10/15/2031	310	438
Ginnie Mae
1.750% due 01/20/2032 - 03/20/2032 (i)	285	294
1.750% due 01/20/2035	9	9
1.793% due 03/16/2051 (b)	53,236	4,100
2.000% due 10/20/2030 - 10/20/2032 (i)	162	168
2.000% due 12/20/2033	19	20
2.125% due 10/20/2025 - 12/20/2026	27	28
2.250% due 02/20/2029 (i)	37	38
2.375% due 06/20/2022 - 05/20/2029	79	82
2.375% due 04/20/2032 - 06/20/2032 (i)	267	278
2.625% due 08/20/2027	3	3
2.625% due 10/20/2029 (i)	154	160
3.125% due 08/20/2033	19	20
4.000% due 10/15/2039	22	24
4.000% due 03/15/2040 - 09/15/2040 (i)	335	359
5.500% due 04/20/2037	64	74
5.625% due 07/20/2037 - 06/20/2038 (i)	6,181	6,859
6.100% due 06/15/2028 - 03/15/2029 (i)	1,671	1,888
6.490% due 01/15/2028 - 01/15/2029 (i)	1,485	1,717
6.490% due 03/15/2028 - 05/15/2028	26	30
27.368% due 03/20/2031	1,022	1,853
Small Business Administration
4.628% due 03/10/2013	202	210
5.370% due 04/01/2028	1,437	1,589
7.100% due 02/01/2017	32	35
7.190% due 12/01/2019	415	461
7.590% due 01/01/2020	173	196
Vendee Mortgage Trust
6.500% due 09/15/2024	211	250

Total U.S. Government Agencies (Cost $3,197,476)		3,282,462

U.S. TREASURY OBLIGATIONS 0.2%
U.S. Treasury Inflation Protected Securities
2.125% due 02/15/2040 (f)(h)	10,499	13,391

Total U.S. Treasury Obligations (Cost $11,929)		13,391

MORTGAGE-BACKED SECURITIES 40.6%
Adjustable Rate Mortgage Trust
0.485% due 03/25/2036	1,776	821
2.760% due 05/25/2035	463	443
2.761% due 01/25/2036	2,157	1,468
5.217% due 11/25/2035	1,387	969
5.237% due 01/25/2036	1,265	1,011
5.312% due 11/25/2035	1,477	1,201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American General Mortgage Loan Trust
5.150% due 03/25/2058		$657	$673
American Home Mortgage Assets
0.445% due 10/25/2046		278	139
1.202% due 09/25/2046		1,365	661
American Home Mortgage Investment Trust
0.535% due 11/25/2045		868	536
0.535% due 05/25/2047		5,600	2,286
1.928% due 10/25/2034		5,192	3,537
2.218% due 02/25/2045		18,453	14,798
2.258% due 10/25/2034		1,187	1,008
2.287% due 11/25/2045		56,304	39,110
2.428% due 02/25/2045		21	18
2.537% due 06/25/2045		3,679	3,178
ASG Resecuritization Trust
5.235% due 03/26/2037		770	760
Asti Finance SRL
2.314% due 05/27/2050	EUR	25,367	31,777
Banc of America Alternative Loan Trust
0.635% due 06/25/2046		$39	21
4.750% due 02/25/2019		77	78
5.500% due 07/25/2020		251	236
5.500% due 12/25/2035		619	505
5.750% due 04/25/2034		2,393	2,521
5.842% due 11/25/2021		1,368	1,282
6.000% due 03/25/2021		119	109
6.000% due 11/25/2034		127	130
6.000% due 12/25/2034		122	120
6.000% due 08/25/2035		4,448	3,533
6.000% due 06/25/2046		5,763	4,970
Banc of America Funding Corp.
0.719% due 07/26/2036		3,758	3,693
0.735% due 07/25/2036		477	456
2.717% due 05/25/2035		111	49
2.729% due 03/20/2035		2,079	1,860
2.733% due 02/20/2036		302	263
2.768% due 06/20/2035		135	69
2.789% due 09/20/2035		471	246
2.851% due 05/20/2034		1,790	1,524
2.944% due 12/20/2034		1,226	745
5.091% due 09/20/2035		173	141
5.304% due 01/26/2037		103	101
5.500% due 09/25/2034		945	942
5.500% due 09/25/2035		3,267	3,224
5.500% due 03/25/2036		945	883
5.563% due 05/20/2036		1,500	1,317
5.648% due 03/20/2036		322	246
5.747% due 01/20/2047		730	492
5.750% due 10/25/2035		192	191
5.750% due 03/25/2036		2,264	2,223
5.888% due 04/25/2037		718	507
5.962% due 10/20/2046		1,279	720
6.000% due 09/25/2036		17,609	15,197
6.000% due 08/25/2037		1,228	1,084
Banc of America Large Loan, Inc.
0.539% due 03/15/2022		5,000	4,770
1.979% due 11/15/2015		60,870	54,343
Banc of America Mortgage Securities, Inc.
2.705% due 08/25/2033		118	101
2.725% due 08/25/2034		1,429	1,271
2.746% due 04/25/2034		109	92
2.747% due 03/25/2034		58	54
2.748% due 05/25/2034		282	233
2.758% due 09/25/2034		893	792
2.764% due 09/25/2035		1,536	1,167
2.827% due 08/25/2034		1,116	964
2.847% due 02/25/2034		4,584	3,811

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.861% due 07/25/2035		$323	$253
2.863% due 04/25/2033		318	294
2.863% due 04/25/2035		2,802	2,248
2.866% due 05/25/2035		1,356	1,175
2.867% due 06/25/2035		762	620
2.873% due 02/25/2035		1,639	1,389
2.874% due 12/25/2033		631	541
2.878% due 05/25/2033		15	11
2.882% due 05/25/2034		3,131	2,779
2.882% due 01/25/2036		1,260	950
2.899% due 03/25/2033		1,000	922
2.902% due 01/25/2034		1,343	1,261
2.925% due 12/25/2033		340	317
2.954% due 10/25/2035		146	111
2.976% due 10/25/2034		1,366	1,206
2.983% due 02/25/2033		183	150
3.055% due 11/25/2035		2,653	1,970
3.097% due 11/25/2035		334	281
3.433% due 07/20/2032		165	149
5.000% due 08/25/2019		427	435
5.061% due 11/25/2034		456	395
5.109% due 09/25/2035		953	901
5.158% due 02/25/2035		2,255	1,959
5.246% due 12/25/2034		1,026	938
5.250% due 07/25/2035		350	315
5.321% due 06/25/2035		5,200	4,597
5.500% due 09/25/2035		3,568	3,423
5.500% due 10/25/2035		2,214	2,085
6.000% due 09/25/2037		1,855	1,626
6.500% due 09/25/2033		106	111
Banc of America Re-REMIC Trust
2.146% due 08/17/2038		3,600	3,560
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.794% due 04/10/2049		4,000	4,254
6.186% due 06/11/2035		150	151
Bancaja Fondo de Titulizacion de Activos
1.655% due 05/22/2050	EUR	8,132	8,619
BCAP LLC Trust
2.166% due 05/26/2036		$2,418	2,315
2.634% due 10/26/2035		33,995	29,236
2.643% due 05/26/2036		3,929	3,909
2.813% due 11/26/2035		1,810	1,801
5.082% due 11/27/2037		35,603	31,599
5.186% due 04/26/2037		602	582
5.195% due 05/26/2047		4,472	4,502
5.224% due 10/26/2035		639	617
5.250% due 02/26/2036		4,744	4,759
5.250% due 04/26/2037		8,598	7,910
5.258% due 04/26/2037		2,072	2,129
5.320% due 08/26/2035		3,084	2,883
5.464% due 05/26/2037		978	972
5.500% due 12/26/2035		4,712	4,787
5.571% due 07/26/2037		3,145	3,277
5.718% due 07/26/2036		138	139
Bear Stearns Adjustable Rate Mortgage Trust
2.266% due 02/25/2036		582	391
2.400% due 08/25/2035		64	59
2.473% due 04/25/2034		2,737	2,369
2.520% due 02/25/2036		694	583
2.543% due 07/25/2034		1,200	963
2.560% due 10/25/2035		2,296	1,907
2.605% due 08/25/2033		203	190
2.706% due 11/25/2034		2,845	2,512
2.725% due 04/25/2034		1,571	1,359
2.727% due 10/25/2035		883	870
2.742% due 03/25/2035		3,994	3,167

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.755% due 01/25/2035	$117	$102
2.795% due 10/25/2034	1,086	895
2.824% due 04/25/2034	3,576	2,657
2.884% due 01/25/2035	1,823	1,439
2.901% due 01/25/2035	232	193
3.128% due 07/25/2034	6	5
3.284% due 11/25/2034	759	711
4.629% due 01/25/2035	1,255	1,067
4.860% due 07/25/2034	2,883	2,757
5.194% due 08/25/2035	2,910	2,319
5.195% due 05/25/2047	1,505	980
5.244% due 03/25/2035	5,073	4,543
5.377% due 11/25/2034	216	190
5.557% due 04/25/2033	644	605
5.653% due 02/25/2036	1,993	1,186
Bear Stearns Alt-A Trust
0.395% due 06/25/2046 (a)	2,317	861
0.875% due 04/25/2034	643	534
0.975% due 11/25/2034	268	234
2.388% due 09/25/2034	159	114
2.484% due 04/25/2035	621	437
2.496% due 04/25/2035	2,257	1,458
2.534% due 06/25/2034	3,682	3,072
2.542% due 01/25/2035	350	258
2.599% due 05/25/2035	124	97
2.611% due 01/25/2036	3,497	1,710
2.772% due 09/25/2035	1,241	842
2.799% due 03/25/2036	341	175
2.833% due 02/25/2034	494	425
2.890% due 01/25/2035	921	654
5.047% due 01/25/2047	2,105	1,097
5.178% due 09/25/2047	670	314
5.547% due 05/25/2036	45	20
5.732% due 01/25/2034	442	421
5.780% due 08/25/2036	9,555	5,474
Bear Stearns Commercial Mortgage Securities
0.879% due 03/15/2022	6,000	5,782
5.810% due 03/13/2040	3,989	3,481
6.000% due 07/15/2031	3,242	3,191
7.000% due 05/20/2030	19,827	22,336
Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	785	471
4.719% due 12/26/2046	430	263
Carey Commercial Mortgage Trust
8.430% due 09/20/2019	1,500	1,508
CC Mortgage Funding Corp.
0.365% due 05/25/2048	1,792	712
0.415% due 05/25/2036	1,021	601
CFCRE Commercial Mortgage Trust
1.689% due 04/15/2044 (b)	75,706	5,328
Chase Mortgage Finance Corp.
2.517% due 03/25/2037	7,190	5,367
2.766% due 02/25/2037	693	636
2.822% due 07/25/2037	366	346
2.861% due 07/25/2037	37	34
5.000% due 11/25/2033	137	139
5.374% due 12/25/2035	3,803	3,487
5.421% due 01/25/2036	2,723	2,319
5.792% due 03/25/2037	824	711
5.867% due 12/25/2037	2,856	2,386
5.893% due 09/25/2036	98	88
5.903% due 09/25/2036	1,890	1,510
6.000% due 10/25/2036	841	798
6.000% due 12/25/2036	705	682
6.000% due 02/25/2037	7,000	5,444
6.000% due 03/25/2037	3,600	2,877
6.000% due 05/25/2037	2,629	2,236
6.250% due 10/25/2036	18,720	16,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citicorp Mortgage Securities, Inc.
5.500% due 10/25/2021	$629	$618
5.500% due 12/25/2021	1,114	1,087
5.500% due 06/25/2037	3,699	3,588
5.500% due 07/25/2037	4,457	3,968
5.750% due 06/25/2036	726	671
5.750% due 01/25/2037	700	686
6.000% due 02/25/2036	103	93
Citigroup Commercial Mortgage Trust
0.805% due 08/15/2021	2,000	1,700
Citigroup Mortgage Loan Trust, Inc.
2.547% due 07/25/2046	1,107	696
2.660% due 12/25/2035	485	419
2.670% due 03/25/2036	3,761	2,898
2.701% due 08/25/2035	1,110	985
2.734% due 07/25/2036	308	304
2.734% due 09/25/2037	3,800	1,542
2.736% due 03/25/2034	1,397	1,234
2.800% due 09/25/2034	7,203	6,577
2.827% due 03/25/2036	7,336	5,570
2.865% due 05/25/2035	706	557
3.038% due 02/25/2034	111	98
5.148% due 09/25/2035	2,908	2,268
5.320% due 11/25/2036	3,526	2,352
5.400% due 06/25/2037	1,220	1,224
5.500% due 12/25/2020	669	597
6.000% due 02/25/2037	1,195	1,244
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	2,200	2,217
Citimortgage Alternative Loan Trust
5.500% due 11/25/2021	1,513	1,369
5.750% due 12/25/2036	1,832	1,332
5.750% due 03/25/2037	3,164	2,165
6.000% due 07/25/2036	1,757	1,308
6.000% due 10/25/2037	15,722	12,234
Commercial Mortgage Pass-Through Certificates
0.038% due 07/10/2046 (b)	174,661	4,545
0.656% due 12/10/2046 (b)	344,931	3,641
2.652% due 07/10/2046 (b)	19,553	1,964
3.376% due 06/09/2028	20,000	19,903
6.787% due 07/16/2034	2,000	2,068
Countrywide Alternative Loan Trust
0.395% due 02/25/2047	1,761	1,058
0.405% due 01/25/2037	522	261
0.415% due 06/25/2047	13,534	7,261
0.425% due 09/25/2046	12,839	6,370
0.440% due 05/20/2046	1,848	918
0.440% due 07/20/2046	1,184	455
0.495% due 07/25/2035	88	54
0.515% due 12/25/2035	301	191
0.543% due 11/20/2035	19,610	11,133
0.545% due 08/25/2035	4,425	1,957
0.545% due 10/25/2035	243	136
0.565% due 10/25/2035	918	501
0.585% due 09/25/2034	2,133	1,862
0.585% due 09/25/2035	1,048	629
0.635% due 03/25/2034	27	26
0.685% due 09/25/2035	411	284
0.785% due 04/25/2033	106	105
1.035% due 01/25/2036	2,850	1,860
1.342% due 08/25/2035	518	260
1.552% due 07/20/2035	167	94
1.887% due 06/25/2035	241	148
2.849% due 12/25/2035	3,319	2,081
2.890% due 06/25/2037	547	341
5.000% due 04/25/2020	88	85

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/25/2035	$5,925	$4,947
5.250% due 02/25/2021	1,512	1,394
5.500% due 08/25/2034	815	816
5.500% due 06/25/2035	2,971	2,814
5.500% due 07/25/2035	443	387
5.500% due 11/25/2035	42,642	36,129
5.500% due 02/25/2036	2,670	1,897
5.528% due 02/25/2037	4,792	3,081
5.544% due 03/25/2047	642	626
5.638% due 08/25/2036	1,887	1,189
5.750% due 07/25/2037	1,282	913
5.750% due 04/25/2047	1,497	912
6.000% due 12/25/2033	84	85
6.000% due 02/25/2034	6	6
6.000% due 04/25/2036	52,464	35,363
6.000% due 02/25/2037	9,515	6,378
6.000% due 04/25/2037	11,527	7,868
6.000% due 06/25/2037 (a)	823	537
6.250% due 12/25/2036	9,616	6,134
6.250% due 08/25/2037 (a)	1,739	1,071
6.500% due 06/25/2036	1,220	670
6.500% due 09/25/2036	6,051	4,055
7.000% due 08/25/2034	493	501
7.250% due 08/25/2032	564	586
7.500% due 12/25/2034	221	175
Countrywide Home Loan Mortgage Pass-Through Trust
0.465% due 05/25/2035	731	461
0.505% due 03/25/2035	1,478	1,139
0.505% due 04/25/2035	10	5
0.535% due 03/25/2035	232	141
0.555% due 03/25/2035	235	118
0.605% due 02/25/2035	231	133
0.615% due 09/25/2034	277	154
2.237% due 09/25/2034	728	437
2.258% due 07/25/2034	953	840
2.508% due 02/20/2036	349	225
2.595% due 02/20/2036	136	101
2.616% due 06/20/2034	5,956	5,067
2.679% due 07/19/2033	1,547	1,321
2.746% due 06/25/2033	413	367
2.762% due 02/19/2034	407	354
2.774% due 02/25/2034	162	143
2.774% due 02/20/2035	4,150	3,231
2.778% due 02/25/2034	793	633
2.792% due 05/19/2033	498	439
2.793% due 08/25/2034	68	48
2.795% due 05/25/2034	596	488
2.811% due 05/20/2035	6,318	4,199
2.846% due 11/20/2034	1,126	895
2.856% due 05/20/2034	396	328
3.003% due 03/25/2035	234	141
3.006% due 12/25/2033	543	482
3.111% due 02/25/2034	95	78
4.576% due 12/19/2033	413	391
4.729% due 02/25/2047	320	162
5.000% due 04/25/2035	5,078	4,796
5.005% due 03/25/2035	2,529	2,001
5.087% due 04/25/2035	682	550
5.224% due 10/20/2035	5,058	3,653
5.250% due 12/25/2027	3,636	3,412
5.250% due 07/25/2034	2,407	2,189
5.500% due 04/25/2035	215	195
5.500% due 08/25/2035	14,827	13,281
5.500% due 09/25/2035	11,371	9,906
5.500% due 10/25/2035	795	741
5.500% due 11/25/2035	619	543
5.500% due 01/25/2036	444	430

See Accompanying Notes	Semiannual Report	September 30, 2011	115

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.513% due 04/20/2036		$2,146	$1,394
5.631% due 09/25/2047		348	235
5.750% due 08/25/2034		1,835	1,685
5.750% due 02/25/2036		4,339	3,555
5.750% due 02/25/2037		505	418
5.750% due 05/25/2037		2,780	2,244
5.750% due 07/25/2037		5,330	4,567
5.850% due 05/25/2036		11,117	8,936
6.000% due 12/25/2035		115	98
6.000% due 05/25/2036		3,023	2,620
6.000% due 03/25/2037		6,723	5,440
6.000% due 04/25/2037		1,920	1,553
6.000% due 05/25/2037		19,115	15,393
6.000% due 07/25/2037		4,672	3,516
6.000% due 08/25/2037		7,000	5,693
6.000% due 10/25/2037		912	846
6.250% due 09/25/2036		1,991	1,637
6.250% due 10/25/2036		727	617
6.250% due 09/25/2037		3,648	3,154
6.500% due 05/25/2037		141	112
6.500% due 10/25/2037		22,144	17,766
Credit Suisse First Boston Mortgage Securities Corp.
0.885% due 11/25/2031		398	322
0.935% due 11/25/2035		4,468	2,764
2.250% due 10/25/2033		345	299
2.440% due 07/25/2033		312	269
2.569% due 08/25/2033		1,433	1,362
2.651% due 09/25/2034		974	925
2.663% due 04/25/2034		100	89
2.777% due 11/25/2034		252	225
2.808% due 03/25/2034		258	221
5.250% due 12/25/2020		76	75
5.250% due 08/25/2035		657	637
5.250% due 09/25/2035		3,863	3,272
5.500% due 10/25/2035		1,849	1,555
5.603% due 07/15/2035		491	499
5.750% due 04/22/2033		372	376
6.000% due 11/25/2035		509	320
6.500% due 01/25/2036		1,024	599
Credit Suisse Mortgage Capital Certificates
0.399% due 10/15/2021		3,175	2,940
0.599% due 10/15/2021		6,000	5,817
0.629% due 10/15/2021		8,500	8,229
0.699% due 10/15/2021		135	128
3.742% due 12/27/2035		1,730	1,641
4.857% due 08/27/2037		85	82
5.000% due 04/25/2037		9,154	8,412
5.209% due 04/26/2037		1,659	1,656
5.500% due 03/25/2037		2,780	2,422
5.509% due 04/15/2047		3,000	3,263
5.737% due 05/26/2037		207	207
6.000% due 02/25/2037		1,688	1,435
6.000% due 06/25/2037		11,837	10,115
6.250% due 08/25/2036		7,267	6,120
6.500% due 07/26/2036		893	492
Credit-Based Asset Servicing & Securitization LLC
5.650% due 10/25/2036		122	122
DBUBS Mortgage Trust
1.571% due 11/10/2046 (b)		117,854	7,108
1.651% due 08/10/2044 (b)		163,808	9,881
3.642% due 08/10/2044		8,900	9,195
DECO Series
1.883% due 01/27/2018	EUR	6,183	7,260
Deutsche ALT-A Securities, Inc.
0.385% due 02/25/2047		$1,212	603
0.545% due 10/25/2035		12	10
2.718% due 10/25/2035		1,906	1,381
5.000% due 10/25/2018		432	444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Mortgage Securities, Inc.
5.242% due 06/26/2035		$2,698	$2,524
Downey Savings & Loan Association Mortgage Loan Trust
0.410% due 04/19/2047		578	167
0.560% due 09/19/2045		2,349	1,319
0.630% due 11/19/2044		339	136
2.505% due 07/19/2044		872	647
2.572% due 07/19/2044		63	49
E-MAC NL BV
3.868% due 07/25/2036	EUR	1,441	1,723
European Loan Conduit
1.685% due 05/15/2019		6,429	7,256
Eurosail PLC
1.072% due 03/13/2045	GBP	4,115	5,187
1.078% due 12/15/2044		2,319	2,622
1.650% due 03/13/2045	EUR	2,453	3,076
1.690% due 03/13/2045		3,100	3,292
Extended Stay America Trust
1.368% due 01/05/2016 (b)		$164,500	2,367
3.330% due 01/05/2013 (b)		32,005	1,175
Fastnet Securities PLC
1.461% due 08/10/2043	EUR	37,410	31,621
First Horizon Alternative Mortgage Securities
0.605% due 02/25/2037		$773	409
2.201% due 09/25/2034		2,715	2,479
2.235% due 08/25/2034		1,323	1,074
2.250% due 03/25/2035		1,362	1,057
2.267% due 02/25/2035		5,001	3,919
2.311% due 08/25/2035		5,293	3,739
5.250% due 02/25/2021		3,187	2,917
6.000% due 07/25/2036		185	140
6.000% due 08/25/2036 (a)		8,754	6,014
6.250% due 08/25/2037 (a)		409	270
First Horizon Asset Securities, Inc.
2.631% due 10/25/2034		1,099	1,040
2.652% due 10/25/2035		2,049	1,636
2.659% due 05/25/2035		2,335	1,977
2.675% due 06/25/2034		362	347
2.684% due 05/25/2036		4,814	3,493
2.718% due 02/25/2034		280	263
2.726% due 06/25/2035		5,093	4,010
2.762% due 05/25/2034		226	203
4.983% due 01/25/2037		3,227	2,313
5.250% due 05/25/2021		1,576	1,486
5.345% due 02/25/2035		2,298	2,166
5.500% due 04/25/2022		801	730
5.523% due 10/25/2035		1,040	813
5.622% due 10/25/2034		34	34
5.741% due 05/25/2037		2,430	1,574
5.750% due 10/25/2021		702	690
5.750% due 05/25/2037		1,200	995
6.250% due 11/25/2037 (a)		795	671
First Republic Mortgage Loan Trust
0.579% due 11/15/2031		45	42
0.629% due 11/15/2032		143	126
0.729% due 11/15/2030		699	616
FREMF Mortgage Trust
0.100% due 05/25/2020 (b)		424,977	2,557
GMAC Commercial Mortgage Securities, Inc.
5.539% due 04/10/2040		6,727	6,835
5.713% due 10/15/2038		444	449
GMAC Mortgage Corp. Loan Trust
0.735% due 05/25/2018		770	743
2.879% due 11/19/2035		1,002	869
3.090% due 03/18/2035		144	121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.126% due 05/25/2035		$502	$381
4.556% due 10/19/2033		33	34
4.757% due 03/18/2035		5,210	4,486
4.969% due 05/25/2035		2,911	2,595
5.126% due 11/19/2035		1,220	1,037
5.257% due 03/18/2035		102	94
5.266% due 11/19/2035		5,300	4,802
Great Hall Mortgages PLC
1.661% due 03/18/2039	EUR	1,085	1,163
1.681% due 06/18/2038		804	850
Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046		$667	615
0.415% due 01/25/2037		2,189	1,178
0.475% due 08/25/2045		868	526
0.495% due 10/25/2045		1,430	861
Greenpoint Mortgage Pass-Through Certificates
2.810% due 10/25/2033		157	127
Greenwich Capital Commercial Funding Corp.
1.372% due 10/05/2020		4,357	4,224
2.222% due 10/05/2020		5,118	4,870
GS Mortgage Securities Corp.
0.281% due 12/10/2043 (b)		35,931	530
0.867% due 12/10/2043 (b)		155,224	4,571
1.706% due 08/10/2043 (b)		166,820	15,868
2.370% due 02/10/2021 (b)		35,005	1,394
3.566% due 02/10/2021 (b)		41,149	2,695
5.329% due 03/06/2020		2,000	1,971
7.500% due 09/25/2036		1,712	1,502
7.500% due 10/25/2036		590	514
GSAA Trust
6.000% due 04/01/2034		65	65
GSR Mortgage Loan Trust
1.938% due 04/25/2032		44	37
2.667% due 08/25/2034		212	169
2.681% due 09/25/2035		1,700	1,396
2.698% due 08/25/2034		2,512	2,232
2.722% due 09/25/2035		118	101
2.727% due 04/25/2035		378	318
2.730% due 07/25/2035		1,398	1,155
2.736% due 05/25/2035		3,898	2,706
2.738% due 09/25/2035		309	240
2.738% due 11/25/2035		16,774	14,827
2.764% due 05/25/2035		1,514	1,170
2.770% due 07/25/2035		3,700	2,594
2.771% due 08/25/2034		3,688	3,489
2.815% due 09/25/2034		134	117
2.817% due 11/25/2035		244	163
2.996% due 01/25/2035		5,119	4,345
5.000% due 07/25/2036		2,904	2,651
5.151% due 11/25/2035		258	236
5.208% due 04/25/2035		1,235	1,136
5.250% due 07/25/2035		1,164	1,121
5.402% due 07/25/2035		4,507	3,841
5.500% due 07/25/2035		847	820
5.500% due 03/25/2036		4,559	4,089
5.500% due 06/25/2036		2,325	2,029
5.500% due 01/25/2037		16,800	14,408
5.501% due 03/25/2037		8,639	7,002
5.750% due 02/25/2036		3,541	3,205
5.750% due 02/25/2037		540	498
6.000% due 06/25/2036		7,500	6,530
6.000% due 09/25/2036		6,394	5,467
6.000% due 01/25/2037		591	547
6.000% due 07/25/2037		665	578
6.500% due 10/25/2036		3,700	3,181
Harborview Mortgage Loan Trust
0.380% due 01/25/2047		2,030	1,064

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.400% due 12/19/2036		$439	$228
0.410% due 11/19/2036		463	289
0.420% due 01/19/2038		4,210	2,543
0.440% due 11/19/2036		19,537	11,578
0.450% due 07/19/2047		1,712	1,078
0.470% due 01/19/2036		196	107
0.480% due 01/19/2036		215	131
0.510% due 02/19/2036		4,255	2,360
0.540% due 11/19/2035		1,028	637
0.540% due 08/19/2045		1,722	1,194
0.610% due 01/19/2035		843	407
0.630% due 11/19/2034		623	384
1.092% due 12/19/2036		1,578	795
1.965% due 11/19/2034		1,262	911
2.620% due 08/19/2034		306	260
2.765% due 07/19/2035		6,115	4,130
2.777% due 07/19/2035		4,311	3,307
2.783% due 12/19/2035		253	180
2.789% due 06/19/2036		928	476
2.817% due 12/19/2035		95	64
2.981% due 01/19/2035		1,553	1,127
5.750% due 08/19/2036 (a)		3,536	1,948
HSBC Asset Loan Obligation
6.124% due 01/25/2037		2,216	1,614
Indymac IMJA Mortgage Loan Trust
6.250% due 11/25/2037		2,187	1,918
Indymac INDA Mortgage Loan Trust
2.559% due 01/25/2036		6,795	5,169
2.608% due 01/25/2036		943	734
5.178% due 11/25/2035		3,488	2,988
5.446% due 07/25/2037		13,460	10,721
5.543% due 09/25/2037		19,194	12,246
5.589% due 08/25/2036		633	574
Indymac Index Mortgage Loan Trust
0.425% due 09/25/2046		2,118	1,182
0.445% due 05/25/2046		2,367	1,405
0.465% due 04/25/2035		2,883	1,713
0.475% due 06/25/2037		383	247
0.515% due 03/25/2035		4,600	2,993
0.555% due 07/25/2045		678	410
1.035% due 08/25/2034		221	139
2.466% due 08/25/2035		1,089	795
2.513% due 06/25/2035		307	205
2.523% due 04/25/2035		114	87
2.542% due 11/25/2035 (a)		9,531	4,652
2.570% due 09/25/2036		961	581
2.591% due 03/25/2035		156	120
2.625% due 03/25/2035		5,454	4,672
2.728% due 01/25/2035		2,870	1,967
2.747% due 03/25/2035		101	86
2.783% due 10/25/2034		166	128
3.061% due 10/25/2034		1,021	934
4.686% due 06/25/2037 (a)		1,133	543
4.933% due 09/25/2035		1,033	794
5.122% due 06/25/2036		509	421
5.127% due 11/25/2035		4,200	2,948
5.158% due 05/25/2036		7,786	5,856
5.390% due 12/25/2035		90	60
Intesa Sec SRL
1.819% due 08/28/2023	EUR	420	557
JLOC Ltd.
0.453% due 02/16/2016	JPY	3,468	41
JPMorgan Alternative Loan Trust
1.999% due 05/25/2036		$1,048	585
5.500% due 02/25/2021		682	590
5.550% due 10/25/2036		3,080	2,852

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Corp.
1.179% due 02/15/2019	$390	$359
1.629% due 02/15/2019	518	469
2.148% due 11/15/2043 (b)	108,346	11,155
2.382% due 06/15/2043 (b)	19,646	1,542
5.298% due 05/15/2047	2,664	2,674
5.714% due 03/18/2051	2,000	1,891
JPMorgan Mortgage Trust
2.029% due 10/25/2033	381	367
2.657% due 06/25/2035	333	267
2.727% due 08/25/2035	11,254	8,172
2.752% due 04/25/2035	499	423
2.776% due 06/25/2036	2,654	2,180
2.780% due 04/25/2035	3,194	2,647
2.780% due 10/25/2035	1,051	845
2.785% due 07/25/2035	1,766	1,600
2.789% due 08/25/2035	881	828
2.796% due 07/25/2035	2,038	1,681
2.814% due 10/25/2036	15	12
2.817% due 02/25/2036	640	500
2.860% due 07/25/2035	903	668
2.863% due 07/25/2035	705	600
2.915% due 11/25/2035	2,073	1,944
4.068% due 01/25/2037	1,515	1,050
4.296% due 04/25/2035	149	148
4.470% due 02/25/2035	949	939
4.637% due 04/25/2037	2,000	1,314
4.723% due 02/25/2034	72	71
4.950% due 06/25/2035	1,400	1,147
4.964% due 06/25/2037	1,443	1,026
4.991% due 07/25/2035	2,162	1,649
5.000% due 03/25/2022	689	637
5.000% due 07/25/2036	3,664	3,408
5.194% due 08/25/2035	120	104
5.349% due 10/25/2035	40	29
5.500% due 01/25/2021	331	322
5.500% due 03/25/2022	346	323
5.500% due 01/25/2036	7,986	7,432
5.612% due 04/25/2037	1,044	880
5.615% due 04/25/2036	3,400	2,712
5.620% due 04/25/2036	7,545	6,307
5.648% due 05/25/2036	15,985	12,443
5.673% due 06/25/2036	1,629	1,374
5.738% due 06/25/2037	5,335	4,744
5.750% due 03/25/2037	1,976	1,714
5.862% due 04/25/2037	22,250	17,679
6.000% due 07/25/2036	15,727	13,646
6.000% due 08/25/2037	1,804	1,556
6.012% due 10/25/2036	732	571
6.500% due 09/25/2035	1,319	1,328
7.000% due 08/25/2037	3,045	2,761
LB-UBS Commercial Mortgage Trust
0.738% due 02/15/2040 (b)	52,401	1,081
Lehman Mortgage Trust
5.500% due 11/25/2035	1,395	1,280
5.500% due 12/25/2035	185	133
6.486% due 04/25/2036	20,774	19,918
6.500% due 09/25/2037	21,603	18,430
Lehman XS Trust
0.335% due 05/25/2046	693	334
Luminent Mortgage Trust
0.435% due 02/25/2046	316	160
Mach One Trust Commercial Mortgage-Backed
6.129% due 05/28/2040	294	285
Madison Square Ltd.
6.150% due 09/25/2043	18,861	18,915

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mansard Mortgages PLC
1.568% due 12/15/2049	GBP	26,951	$34,724
MASTR Adjustable Rate Mortgages Trust
0.475% due 05/25/2037		$673	291
2.216% due 09/25/2033		1,931	1,642
2.250% due 01/25/2034		200	180
2.265% due 09/25/2035		2,085	1,168
2.275% due 05/25/2034		620	531
2.404% due 07/25/2035		2,230	1,653
2.500% due 12/25/2033		107	82
2.618% due 07/25/2034		3,718	3,233
2.625% due 10/25/2032		913	863
2.633% due 07/25/2035		2,362	1,777
2.716% due 04/21/2034		327	308
2.720% due 12/21/2034		814	413
2.721% due 11/21/2034		2,337	2,122
2.805% due 01/25/2036		334	257
2.811% due 12/25/2033		675	566
3.144% due 10/25/2034		1,104	802
4.650% due 10/25/2032		698	526
4.941% due 02/25/2036		256	229
5.377% due 06/25/2035		813	803
MASTR Alternative Loans Trust
6.500% due 12/25/2034		172	173
7.000% due 06/25/2034		80	79
MASTR Asset Securitization Trust
5.250% due 11/25/2035		3,836	3,767
5.500% due 07/25/2033		106	109
5.500% due 06/26/2034		738	705
5.750% due 02/25/2021		6,430	6,480
6.000% due 10/25/2022		353	338
6.000% due 06/25/2036		1,500	1,320
MASTR Reperforming Loan Trust
0.585% due 05/25/2035		1,091	868
6.000% due 08/25/2034		1,017	998
MASTR Seasoned Securities Trust
2.703% due 10/25/2032		508	461
2.759% due 10/25/2032		79	68
4.022% due 10/25/2032		945	781
6.500% due 08/25/2032		367	381
Mellon Residential Funding Corp.
0.929% due 11/15/2031		1,391	1,229
0.969% due 09/15/2030		1,099	874
Merrill Lynch Alternative Note Asset
0.535% due 03/25/2037		535	188
4.976% due 06/25/2037 (a)		395	182
Merrill Lynch Mortgage Investors, Inc.
2.277% due 02/25/2033		110	96
2.485% due 02/25/2034		439	412
2.568% due 07/25/2035		3,632	2,857
2.618% due 06/25/2035		4,700	3,434
2.621% due 02/25/2035		9,370	7,546
2.797% due 12/25/2035		250	192
2.804% due 03/25/2036		2,525	1,398
2.837% due 05/25/2034		457	421
2.949% due 09/25/2033		39	36
5.250% due 08/25/2036		162	163
5.272% due 09/25/2035		443	382
Merrill Lynch Mortgage Trust
0.436% due 08/12/2039 (b)		16,884	412
Merrill Lynch Mortgage-Backed Securities Trust
2.500% due 08/25/2036		23,830	18,084
5.334% due 04/25/2037		934	635
Merrill Lynch/Countrywide Commercial Mortgage Trust
6.166% due 08/12/2049		8,000	8,450

See Accompanying Notes	Semiannual Report	September 30, 2011	117

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MLCC Mortgage Investors, Inc.
0.465% due 03/25/2030		$574	$481
0.485% due 11/25/2035		2,977	2,450
0.565% due 11/25/2029		3,924	3,480
0.575% due 04/25/2028		91	78
0.636% due 07/25/2030		2,861	2,295
0.715% due 03/25/2030		1,430	1,234
0.810% due 11/25/2029		553	515
0.895% due 06/25/2028		49	44
0.996% due 01/25/2030		276	243
1.140% due 10/25/2028		463	411
1.222% due 10/25/2035		21	17
1.976% due 12/25/2034		3,504	2,998
2.048% due 05/25/2029		337	318
2.052% due 01/25/2029		4,842	3,805
2.053% due 04/25/2029		1,390	1,250
2.072% due 04/25/2035		244	218
2.101% due 08/25/2029		1,555	1,425
2.165% due 01/25/2029		410	368
2.166% due 05/25/2036		52	43
5.318% due 05/25/2036		2,066	1,723
5.511% due 06/25/2037		621	524
Morgan Stanley Dean Witter Capital
1.775% due 03/25/2033		1,159	1,017
Morgan Stanley Mortgage Loan Trust
0.685% due 07/25/2034		143	123
2.205% due 07/25/2034		811	670
2.277% due 06/25/2036		1,444	1,246
2.492% due 07/25/2035		768	525
2.512% due 10/25/2034		330	273
2.630% due 08/25/2034		215	179
2.788% due 07/25/2034		1,098	931
5.318% due 09/25/2035		323	220
5.467% due 12/25/2035		4,586	3,796
5.497% due 07/25/2035		1,818	1,580
5.500% due 11/25/2035		220	171
5.750% due 09/25/2022		216	206
6.000% due 08/25/2037		1,927	1,703
Morgan Stanley Re-REMIC Trust
0.000% due 07/17/2056 (c)		5,000	4,000
Mortgages PLC
1.063% due 10/31/2038	GBP	2,445	3,133
Nemus Funding PLC
1.082% due 02/15/2020		7,772	10,120
Newgate Funding PLC
1.003% due 12/01/2050		3,500	3,974
1.518% due 12/15/2050		176	267
1.918% due 12/15/2050		27,600	29,008
2.128% due 12/15/2050	EUR	950	991
2.168% due 12/15/2050	GBP	7,800	6,033
2.778% due 12/15/2050	EUR	5,200	3,455
3.028% due 12/15/2050		8,700	4,514
Nomura Asset Acceptance Corp.
3.296% due 02/25/2036 (a)		$2,300	1,175
5.159% due 03/25/2035		251	224
5.383% due 02/25/2036		6,494	4,125
5.500% due 05/25/2033		40	42
6.000% due 05/25/2033		14	14
6.500% due 03/25/2034		245	250
6.500% due 02/25/2035		461	472
7.000% due 04/25/2033		11	11
Opera Finance PLC
1.765% due 02/15/2012	EUR	3,873	4,695
1.795% due 01/15/2015		9,000	7,660
Preferred Residential Securities
2.018% due 12/15/2041	GBP	753	855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Mortgage Trust
0.635% due 02/25/2019		$13	$13
7.000% due 07/25/2034		1,008	944
Provident Funding Mortgage Loan Trust
2.631% due 04/25/2034		278	261
2.667% due 05/25/2035		2,152	1,814
RBSCF Trust
5.223% due 08/16/2048		2,008	1,910
5.336% due 05/16/2047		3,276	3,126
RBSSP Resecuritization Trust
0.468% due 03/26/2037		64,742	57,562
0.518% due 03/26/2035		2,528	2,212
5.932% due 10/26/2036		6,313	6,259
Real Estate Capital PLC
1.080% due 10/20/2014	GBP	7,050	10,506
Regal Trust
2.838% due 09/29/2031		$2,149	1,694
Residential Accredit Loans, Inc.
0.415% due 11/25/2036		3,494	1,660
0.415% due 06/25/2046		1,319	450
0.485% due 02/25/2036 (a)		1,282	511
0.515% due 12/25/2045		1,315	711
0.535% due 08/25/2035		2,600	1,454
0.595% due 01/25/2037		1,224	554
0.635% due 03/25/2033		305	274
0.635% due 10/25/2045		713	384
1.242% due 01/25/2046		1,341	704
5.000% due 09/25/2019		395	396
5.500% due 08/25/2034		75	77
5.500% due 08/25/2035		442	406
5.750% due 12/25/2021		1,070	952
6.000% due 10/25/2034		1,798	1,825
6.000% due 08/25/2035		2,095	1,671
6.000% due 12/25/2035 (a)		106	74
Residential Asset Mortgage Products, Inc.
5.984% due 01/25/2017		77	79
7.000% due 11/25/2031		435	456
7.500% due 12/25/2031		149	151
7.500% due 05/25/2032		198	196
7.500% due 07/25/2032		1,385	1,388
Residential Asset Securitization Trust
0.735% due 03/25/2035		699	506
4.750% due 02/25/2019		204	206
5.500% due 07/25/2035		3,775	3,231
5.859% due 08/25/2022		493	436
6.000% due 03/25/2037 (a)		1,515	1,023
Residential Funding Mortgage Securities
2.983% due 09/25/2035		4,235	2,864
5.250% due 01/25/2036		1,012	940
5.754% due 07/27/2037 (a)		788	580
6.000% due 04/25/2037		10,495	8,711
6.000% due 10/25/2037		3,246	2,593
6.048% due 09/25/2036 (a)		37	26
6.500% due 03/25/2032		181	188
RMAC Securities PLC
0.487% due 06/12/2044		6,050	4,682
1.059% due 06/12/2044	GBP	20,753	25,013
1.079% due 06/12/2044		3,100	3,750
Sequoia Mortgage Trust
0.550% due 11/20/2034		$347	285
0.580% due 07/20/2033		292	245
0.580% due 09/20/2034		1,231	993
0.610% due 04/20/2033		430	381
0.765% due 11/20/2034		561	478
0.870% due 01/20/2034		1,338	1,130
0.890% due 06/20/2033		2,090	1,796

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.990% due 10/20/2027		$30	$26
1.030% due 10/20/2027		275	245
1.130% due 12/20/2032		163	141
2.436% due 01/20/2047		647	449
2.714% due 04/20/2035		718	652
4.219% due 02/20/2047		936	733
5.382% due 09/20/2046		2,182	1,730
Southern Pacific Financing PLC
1.509% due 12/10/2042	GBP	480	433
Structured Adjustable Rate Mortgage Loan Trust
0.465% due 05/25/2035		$39	33
2.364% due 03/25/2034		375	340
2.488% due 02/25/2034		2,242	2,044
2.502% due 08/25/2034		73	58
2.521% due 03/25/2035		1,574	1,312
2.524% due 10/25/2034		426	359
2.539% due 05/25/2034		1,277	1,091
2.539% due 06/25/2034		625	544
2.540% due 08/25/2035		3,944	2,905
2.635% due 05/25/2035		81	53
2.649% due 11/25/2034		5,871	4,994
5.120% due 05/25/2036		900	723
5.250% due 10/25/2035		275	264
5.336% due 01/25/2037		2,083	1,338
5.400% due 11/25/2035		2,475	1,832
5.485% due 11/25/2035		2,323	1,696
5.580% due 01/25/2036		13,642	9,468
Structured Asset Mortgage Investments, Inc.
0.415% due 09/25/2047		707	399
0.425% due 07/25/2046		313	167
0.445% due 08/25/2036		4,294	2,469
0.445% due 05/25/2046		637	329
0.465% due 07/25/2046		106	24
0.480% due 07/19/2035		3,363	2,654
0.515% due 02/25/2036		51	27
0.910% due 05/19/2035		4,073	3,313
2.362% due 02/19/2035		18	14
4.106% due 05/25/2045		292	166
Structured Asset Securities Corp.
0.535% due 10/25/2027		1,518	1,278
0.585% due 04/25/2035		921	739
0.735% due 05/25/2033		1,611	1,556
2.386% due 03/25/2033		475	423
2.422% due 07/25/2033		1,683	1,464
2.435% due 09/25/2033		1,523	1,288
2.467% due 01/25/2034		618	520
2.511% due 11/25/2033		426	380
2.519% due 12/25/2033		436	388
2.522% due 11/25/2033		1,252	1,121
2.655% due 10/25/2035		82	65
2.762% due 09/25/2032		50	42
Suntrust Adjustable Rate Mortgage Loan Trust
5.769% due 10/25/2037		5,659	4,822
Thornburg Mortgage Securities Trust
0.375% due 06/25/2037		675	646
0.775% due 03/25/2044		199	145
0.975% due 09/25/2044		1,615	1,472
2.277% due 12/25/2044		149	122
2.984% due 10/25/2043		1,122	934
TIAA Retail Commercial Trust
5.770% due 06/19/2033		9,488	9,876
Titan Europe PLC
1.113% due 10/23/2016	GBP	8,502	11,071
UBS Commercial Mortgage Trust
0.804% due 07/15/2024		$3,800	3,191
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		725	751

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wachovia Mortgage Loan Trust LLC
2.789% due 10/20/2035	$1,426	$1,123
2.800% due 10/20/2035	3,930	2,887
4.949% due 05/20/2036	1,236	1,116
5.131% due 10/20/2035	1,169	957
5.241% due 10/20/2035	1,616	1,508
6.063% due 03/20/2037	469	374
WaMu Mortgage Pass-Through Certificates
0.465% due 04/25/2045	7,144	5,584
0.495% due 11/25/2045	1,831	1,422
0.505% due 12/25/2045	7,775	6,006
0.525% due 07/25/2045	110	86
0.525% due 12/25/2045	6,372	4,480
0.545% due 01/25/2045	3,256	2,496
0.555% due 07/25/2045	8,914	6,968
0.575% due 01/25/2045	1,759	1,267
0.585% due 01/25/2045	378	268
0.650% due 10/25/2044	152	112
0.670% due 07/25/2044	1,050	791
0.690% due 11/25/2034	159	97
0.942% due 02/25/2047	927	523
0.982% due 01/25/2047	852	454
0.992% due 06/25/2047	4,499	2,812
1.002% due 04/25/2047	185	124
1.015% due 10/25/2045	5,827	4,665
1.062% due 12/25/2046	128	75
1.222% due 06/25/2046	173	125
1.242% due 02/25/2046	1,733	1,213
1.312% due 01/25/2046	1,709	1,296
1.442% due 11/25/2042	585	481
2.014% due 12/19/2039	330	307
2.492% due 10/25/2034	3,043	2,729
2.501% due 10/25/2035	9,765	8,029
2.508% due 09/25/2035	1,192	833
2.538% due 08/25/2034	4,048	3,797
2.555% due 03/25/2036	213	159
2.572% due 06/25/2033	559	523
2.574% due 02/25/2033	1,803	1,493
2.576% due 01/25/2036	998	923
2.579% due 03/25/2035	5,038	4,269
2.581% due 08/25/2035	5	5
2.600% due 02/27/2034	54	51
2.612% due 12/25/2035	4,812	4,417
2.635% due 03/25/2037	8,820	7,150
2.643% due 02/25/2037	1,398	978
2.838% due 07/25/2046	1,004	695
2.850% due 05/25/2046	1,942	1,278
5.119% due 01/25/2036	2,383	1,942
5.172% due 06/25/2037	2,691	1,891
5.181% due 11/25/2036	7,154	5,074
5.208% due 01/25/2037	13,323	10,620
5.271% due 01/25/2037	1,792	1,357
5.349% due 03/25/2037	47,665	36,406
5.448% due 11/25/2036	4,430	3,023
5.489% due 01/25/2036	2,180	1,883
5.542% due 08/25/2035	515	439
5.571% due 07/25/2037	993	812
5.580% due 02/25/2037	2,906	2,346
5.585% due 02/25/2037	318	223
5.620% due 04/25/2037	773	192
5.648% due 08/25/2036	530	425
5.684% due 10/25/2036	2,049	1,526
5.750% due 10/25/2036	1,243	936
5.837% due 09/25/2036	28	21
5.932% due 10/25/2036	393	341
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.495% due 12/25/2035	1,023	609

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/25/2035	$9,586	$8,394
5.750% due 11/25/2035	2,974	2,203
5.750% due 01/25/2036	12,223	9,105
Washington Mutual MSC Mortgage Pass-Through Certificates
5.000% due 03/25/2018	12	13
7.500% due 04/25/2033	90	93
Wells Fargo Commercial Mortgage Trust
1.653% due 11/15/2043 (b)	106,582	9,573
Wells Fargo Mortgage-Backed Securities Trust
0.535% due 04/25/2037	2,619	1,957
2.624% due 09/25/2034	314	297
2.678% due 09/25/2034	465	435
2.700% due 05/25/2035	314	293
2.702% due 04/25/2036	860	760
2.706% due 10/25/2035	178	148
2.714% due 09/25/2034	387	361
2.716% due 09/25/2034	1,022	979
2.723% due 03/25/2035	783	738
2.723% due 05/25/2035	1,133	998
2.724% due 12/25/2034	293	281
2.724% due 10/25/2035	2,118	1,863
2.725% due 10/25/2034	46	44
2.731% due 03/25/2036	4,712	3,977
2.732% due 06/25/2035	986	906
2.734% due 02/25/2035	1,690	1,518
2.739% due 12/25/2034	895	816
2.740% due 06/25/2035	1,527	1,423
2.741% due 04/25/2035	3,149	2,644
2.742% due 09/25/2036	8,992	6,632
2.745% due 04/25/2036	7,914	6,341
2.751% due 11/25/2034	1,190	1,108
2.756% due 10/25/2034	300	284
2.761% due 10/25/2035	339	341
2.763% due 10/25/2035	1,366	1,232
2.767% due 06/25/2034	1,298	1,290
2.777% due 06/25/2035	293	279
2.779% due 07/25/2034	350	327
2.795% due 03/25/2036	3,159	2,551
2.990% due 10/25/2036	721	537
4.770% due 07/25/2034	1,600	1,595
4.795% due 01/25/2035	497	460
5.000% due 01/25/2020	298	310
5.185% due 08/25/2036	6,064	4,993
5.248% due 06/26/2035	1,350	1,293
5.250% due 05/25/2035	1,734	1,650
5.433% due 03/25/2036	1,089	922
5.500% due 12/25/2033	22	23
5.500% due 04/25/2036	782	756
5.500% due 09/25/2037	1,500	1,402
5.617% due 04/25/2036	4,328	3,904
5.750% due 03/25/2037	8,649	7,412
5.789% due 04/25/2037	2,117	1,780
6.000% due 06/25/2036	2,250	1,867
6.000% due 07/25/2036	740	652
6.000% due 08/25/2036	5,816	5,611
6.000% due 09/25/2036	605	562
6.000% due 11/25/2036	1,993	1,837
6.000% due 06/25/2037	12,500	11,233
6.000% due 07/25/2037	3,191	2,840
6.000% due 08/25/2037	3,909	3,580
6.000% due 10/25/2037	1,980	1,965
6.000% due 11/25/2037	795	725
18.742% due 03/25/2036	714	833
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024	6,000	6,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Windermere CMBS PLC
1.083% due 04/24/2017	GBP	13,188	$16,848
1.715% due 08/22/2016	EUR	6,294	7,289

Total Mortgage-Backed Securities (Cost $2,464,704)			2,381,183

ASSET-BACKED SECURITIES 20.4%
Accredited Mortgage Loan Trust
0.835% due 04/25/2034		$1,130	750
ACE Securities Corp.
0.295% due 10/25/2036		302	83
0.325% due 07/25/2036		2,124	589
0.535% due 12/25/2045		1,078	980
0.940% due 06/25/2035		5,264	4,720
1.035% due 02/25/2034		655	521
1.135% due 09/25/2033		399	305
Advanta Business Card Master Trust
0.480% due 06/20/2014		1,053	902
0.480% due 12/22/2014		527	451
Aegis Asset-Backed Securities Trust
0.535% due 06/25/2034		62	50
1.285% due 01/25/2034		588	497
AFC Home Equity Loan Trust
0.835% due 09/27/2027		405	267
Alzette European CLO S.A.
0.667% due 12/15/2020		1,279	1,229
AMAC CDO Funding Ltd.
0.508% due 11/23/2050		22,183	17,879
Ameriquest Mortgage Securities, Inc.
0.585% due 11/25/2033		408	291
3.760% due 11/25/2032 (a)		132	13
5.098% due 11/25/2035		435	434
5.140% due 10/25/2033		457	455
5.158% due 11/25/2035		1,000	1,020
5.860% due 02/25/2033 (a)		64	4
AMMC CDO
0.500% due 12/19/2019		6,762	6,290
Amortizing Residential Collateral Trust
0.815% due 07/25/2032		185	158
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	6,152	7,593
ARES CLO Ltd.
0.521% due 04/20/2017		$2,353	2,284
Argent Securities, Inc.
0.325% due 07/25/2036		297	87
1.270% due 03/25/2034		6,456	5,408
1.285% due 12/25/2033		1,001	763
Armstrong Loan Funding Ltd.
1.254% due 08/01/2016		1,291	1,252
Asset-Backed Funding Certificates
0.585% due 06/25/2034		5,036	3,599
1.343% due 12/25/2032		264	230
Asset-Backed Securities Corp. Home Equity
0.375% due 07/25/2036		1,000	527
1.204% due 12/15/2033		7,984	6,505
1.879% due 03/15/2032		787	568
Avery Point CLO Ltd.
0.830% due 12/17/2015		783	765
Avoca CLO BV
1.974% due 09/15/2021	EUR	2,906	3,602
Babson CLO Ltd.
0.717% due 06/15/2016		$1,534	1,490
Bayview Financial Acquisition Trust
0.822% due 08/28/2044		976	934
0.867% due 05/28/2044		511	468

See Accompanying Notes	Semiannual Report	September 30, 2011	119

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.660% due 12/28/2036		$1,724	$1,690
Bear Stearns Asset-Backed Securities Trust
0.295% due 01/25/2037		976	908
0.305% due 12/25/2036		359	334
0.345% due 11/25/2036		2,693	1,805
0.365% due 10/25/2036		501	473
0.635% due 12/25/2042		6,526	5,706
0.635% due 09/25/2046		5,224	2,633
0.725% due 06/25/2036		400	224
0.735% due 09/25/2034		424	314
0.895% due 10/25/2032		60	51
1.035% due 10/27/2032		51	44
1.210% due 02/25/2034		1,101	833
1.235% due 10/25/2037		1,889	1,135
1.335% due 10/25/2033		534	483
2.110% due 08/25/2034		1,800	1,291
5.500% due 06/25/2034		1,313	1,318
5.500% due 08/25/2036		2,427	1,618
5.750% due 10/25/2033		1,202	1,216
Bear Stearns Second Lien Trust
0.455% due 12/25/2036		480	457
Blackrock Senior Income Series Corp.
0.491% due 04/20/2019		9,066	8,315
BNC Mortgage Loan Trust
0.335% due 03/25/2037		1,300	855
0.335% due 05/25/2037		270	239
0.485% due 11/25/2037		1,128	1,090
Bombardier Capital Mortgage Securitization Corp.
6.530% due 10/15/2028		4,069	4,160
Callidus Debt Partners Fund Ltd.
0.538% due 11/20/2020		10,000	9,160
Capital Trust Re CDO Ltd.
5.160% due 06/25/2035		2,977	2,974
Carrington Mortgage Loan Trust
0.485% due 10/25/2036		13,800	4,229
0.555% due 10/25/2035		40	36
Cars Alliance Funding PLC
1.689% due 10/08/2023	EUR	17,662	23,549
CDC Mortgage Capital Trust
1.150% due 11/25/2034		$311	224
Centex Home Equity
0.855% due 09/25/2034		1,735	1,203
5.210% due 11/25/2028		911	897
Chase Funding Mortgage Loan Asset-Backed Certificates
0.735% due 05/25/2032		26	24
0.835% due 07/25/2033		22	19
Citibank Omni Master Trust
2.329% due 05/16/2016		350	353
2.979% due 08/15/2018		43,700	45,758
4.900% due 11/15/2018		33,000	35,976
Citigroup Mortgage Loan Trust, Inc.
0.275% due 12/25/2036		140	135
0.295% due 05/25/2037		49	46
0.345% due 08/25/2036		33	30
0.415% due 03/25/2037		950	674
0.435% due 11/25/2045		2,365	1,676
1.435% due 09/25/2033		1,853	1,369
4.964% due 08/25/2035		1,236	1,201
5.249% due 08/25/2035		873	774
Commercial Industrial Finance Corp.
0.535% due 05/10/2021		4,000	3,700
0.586% due 03/01/2021		3,500	3,248
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		20,093	21,050
6.910% due 05/01/2033		56,291	60,109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.424% due 03/01/2033	$9,000	$9,373
7.960% due 02/01/2032	32,233	26,907
8.200% due 02/01/2032	35,075	30,269
8.310% due 05/01/2032	35,537	27,432
8.850% due 12/01/2030	2,307	1,910
Conseco Financial Corp.
6.040% due 11/01/2029	3	3
6.440% due 12/01/2030	11,857	12,640
6.660% due 06/01/2030	310	339
6.680% due 12/01/2030	8,060	8,143
6.740% due 02/01/2031	6,997	7,122
6.870% due 01/15/2029	572	618
7.410% due 05/01/2031	1,264	1,092
7.550% due 01/15/2029	4,541	5,027
7.860% due 03/01/2030	25,309	22,495
Countrywide Asset-Backed Certificates
0.285% due 07/25/2037	1,367	1,332
0.335% due 09/25/2047	341	334
0.355% due 06/25/2047	500	383
0.415% due 09/25/2036	876	690
0.425% due 06/25/2036	542	448
0.425% due 07/25/2036	798	723
0.485% due 04/25/2036	523	444
0.575% due 12/25/2036	1,378	585
0.625% due 11/25/2034	1,607	1,377
0.685% due 11/25/2034	2,923	2,583
0.935% due 11/25/2034	1,440	927
1.095% due 05/25/2033	664	514
1.285% due 07/25/2033	2,664	2,156
4.454% due 10/25/2035	349	343
4.693% due 10/25/2035	4,191	3,607
5.050% due 02/25/2036	899	695
5.075% due 02/25/2036	1,341	575
5.348% due 07/25/2036	2,874	2,241
5.481% due 04/25/2036	1,738	1,573
5.850% due 09/25/2046	8,641	8,212
5.884% due 01/25/2037	994	927
Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036	181	101
0.295% due 04/25/2037	143	102
0.305% due 01/25/2037	43	9
0.355% due 07/25/2037	488	448
1.255% due 11/25/2033	2,105	1,710
5.470% due 01/25/2037	348	135
5.746% due 12/25/2037	1,358	1,334
Crest Dartmouth Street
0.913% due 06/28/2018	4,179	4,021
Crest Ltd.
0.703% due 07/28/2017	155	153
0.899% due 05/28/2018	4,083	3,797
Denali Capitala CLO Ltd.
0.726% due 08/23/2016	1,446	1,421
Denver Arena Trust
6.940% due 11/15/2019	1,002	1,029
Dryden Leveraged Loan CDO
0.895% due 12/22/2015	544	536
EMC Mortgage Loan Trust
0.605% due 05/25/2040	199	164
0.785% due 11/25/2041	237	208
Equity One ABS, Inc.
5.495% due 12/25/2033	1,240	1,206
Finance America Mortgage Loan Trust
1.285% due 09/25/2033	508	402
First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036	108	107
0.425% due 01/25/2036	407	363

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.425% due 03/25/2036		$644	$459
0.495% due 11/25/2036		620	463
0.515% due 10/25/2035		2,821	2,656
0.615% due 09/25/2035		6,733	6,313
First NLC Trust
0.305% due 08/25/2037		858	414
Four Corners CLO
0.503% due 07/22/2020		4,902	4,565
Galaxy CLO Ltd.
0.493% due 04/25/2019		5,918	5,493
0.530% due 04/17/2017		1,786	1,728
GCO Education Loan Funding Trust
0.432% due 08/25/2028		17,000	15,739
GE-WMC Mortgage Securities LLC
0.275% due 08/25/2036		7	2
Gia Investment Grade CDO Ltd.
1.230% due 04/01/2013		3,500	3,238
Goldman Sachs Asset Management CLO PLC
0.474% due 08/01/2022		17,182	15,800
Green Tree
8.970% due 04/25/2038		5,000	5,602
Greenpoint Manufactured Housing
8.300% due 10/15/2026		6,000	6,817
Greenpoint Mortgage Funding Trust
0.835% due 09/25/2034		1,595	1,411
Grosvenor Place CLO BV
1.465% due 03/28/2023	GBP	17,300	23,399
GSAA Trust
0.305% due 03/25/2036		$60	26
0.475% due 12/25/2036		1,059	466
0.505% due 06/25/2035		903	660
0.605% due 06/25/2035		1,250	878
6.000% due 11/25/2037		1,951	1,666
GSAMP Trust
0.305% due 12/25/2036		638	412
0.365% due 01/25/2037		156	138
0.385% due 08/25/2036		200	66
0.415% due 11/25/2035		339	46
0.475% due 12/25/2035		12,175	9,502
0.835% due 10/25/2034		2,154	1,814
Halcyon Loan Investors CLO Ltd.
0.638% due 11/20/2020		6,000	4,857
Halcyon Structured Asset Management Long/Short CLO Ltd.
0.494% due 08/07/2021		14,900	14,090
0.589% due 08/07/2021		35,000	29,147
Harvest CLO S.A.
2.228% due 03/29/2017	EUR	4,359	5,613
Hillmark Funding
0.548% due 05/21/2021		$25,000	23,181
Home Equity Asset Trust
0.345% due 07/25/2037		1,041	1,007
0.935% due 12/25/2033		97	81
0.995% due 11/25/2032		128	92
1.135% due 11/25/2034		1,500	1,077
1.435% due 06/25/2032		7,277	5,604
HSBC Home Equity Loan Trust
0.520% due 01/20/2034		2,244	1,925
HSI Asset Securitization Corp. Trust
0.285% due 10/25/2036		34	23
0.295% due 05/25/2037		43	43
Hudson Straits CLO Ltd.
0.629% due 10/15/2016		1,301	1,275
ICE EM CLO
0.802% due 08/15/2022		40,000	34,385

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IMC Home Equity Loan Trust
7.520% due 08/20/2028		$133	$132
Irwin Home Equity Corp.
0.775% due 07/25/2032		5	3
JPMorgan Mortgage Acquisition Corp.
0.285% due 10/25/2036		35	34
0.295% due 03/25/2047		2,054	1,671
0.335% due 03/25/2047		611	404
0.345% due 08/25/2036		1,135	334
Jubilee CDO BV
2.016% due 10/15/2019	EUR	1,658	2,153
Katonah Ltd.
0.671% due 09/20/2016		$9,481	9,230
Lehman XS Trust
0.335% due 01/25/2037 (a)		290	277
0.385% due 04/25/2037		4,681	2,619
0.425% due 11/25/2046		652	360
0.505% due 12/25/2035		258	159
0.535% due 11/25/2035		3,814	2,738
5.110% due 07/25/2035		2,400	1,671
Long Beach Mortgage Loan Trust
0.565% due 01/25/2046		233	103
MASTR Asset-Backed Securities Trust
0.285% due 11/25/2036		13	4
0.285% due 01/25/2037		120	27
0.365% due 10/25/2036		988	960
0.475% due 06/25/2035		118	117
0.605% due 06/25/2035		1,000	849
1.285% due 08/25/2033		996	945
Mercator CLO PLC
1.771% due 02/18/2024	EUR	11,849	13,941
Merrill Lynch First Franklin Mortgage Loan Trust
0.475% due 05/25/2037		$2,455	918
Merrill Lynch Mortgage Investors, Inc.
0.385% due 11/25/2037		13,100	4,088
0.685% due 02/25/2047		27,803	12,333
0.735% due 06/25/2036		2,140	1,300
Mesa Trust Asset-Backed Certificates
3.460% due 11/25/2031		1,500	746
Mid-State Trust
3.500% due 12/15/2045		3,821	3,899
4.864% due 07/15/2038		1,482	1,497
Morgan Stanley ABS Capital
0.365% due 01/25/2037		480	148
0.415% due 01/25/2036		4,167	3,725
0.465% due 02/25/2037		1,200	383
0.765% due 09/25/2034		323	245
0.915% due 11/25/2034		320	258
0.975% due 01/25/2034		78	62
1.255% due 10/25/2033		619	451
1.315% due 03/25/2033		138	118
Morgan Stanley Home Equity Loan Trust
0.335% due 04/25/2037		240	209
0.555% due 09/25/2035		556	432
0.565% due 12/25/2035		390	270
Morgan Stanley IXIS Real Estate Capital Trust
0.345% due 11/25/2036		1,855	555
Morgan Stanley Mortgage Loan Trust
5.622% due 01/25/2047		1,528	1,280
5.750% due 04/25/2037		1,338	959
6.000% due 07/25/2047		1,142	845
Mountain View Funding CLO
0.509% due 04/15/2019		1,984	1,877
MSIM Peconic Bay Ltd.
0.531% due 07/20/2019		3,700	3,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nationstar Home Equity Loan Trust
0.365% due 06/25/2037	$815	$560
0.405% due 09/25/2036	200	164
Nationstar Home Mortgage LLC
0.875% due 06/25/2034	848	494
Navigare Funding CLO Ltd.
0.558% due 05/20/2019	9,584	9,156
Navigator CDO Ltd.
5.601% due 11/15/2015	1,095	1,098
New Century Home Equity Loan Trust
0.415% due 05/25/2036	1,523	785
0.605% due 08/25/2034	181	137
Newcastle Investment Trust
2.450% due 12/10/2033	21,480	21,703
N-Star Real Estate CDO Ltd.
0.586% due 07/27/2040	8,046	6,575
Oakwood Mortgage Investors, Inc.
5.190% due 09/15/2019	677	631
5.410% due 11/15/2032	10,545	9,795
6.340% due 04/15/2029	1,375	1,405
8.150% due 09/15/2029	7,344	6,007
Octagon Investment Partners Ltd.
0.619% due 11/28/2018	5,200	4,867
0.687% due 12/02/2016	2,240	2,127
Option One Mortgage Loan Trust
0.375% due 02/25/2037	2,300	740
Origen Manufactured Housing
7.650% due 03/15/2032	10,200	10,815
Pacifica CDO Ltd.
0.513% due 01/26/2020	24,102	22,588
0.636% due 02/15/2017	5,992	5,820
0.728% due 05/13/2016	1,976	1,913
Park Place Securities, Inc.
0.685% due 09/25/2035	150	95
0.755% due 01/25/2036	5,000	4,535
0.915% due 12/25/2034	4,733	4,498
Plymouth Rock CLO Ltd.
1.790% due 02/16/2019	7,395	7,330
Popular ABS Mortgage Pass-Through Trust
0.515% due 07/25/2035	1,544	1,082
5.680% due 01/25/2036	243	210
Prima Capital CDO Ltd.
5.417% due 12/28/2048	26,968	26,547
Primus CLO Ltd.
0.482% due 07/15/2021	10,039	9,055
Quest Trust
2.485% due 05/25/2033	1,119	1,077
Renaissance Home Equity Loan Trust
0.675% due 08/25/2033	2,522	2,080
0.735% due 12/25/2033	187	150
Residential Asset Mortgage Products, Inc.
0.355% due 05/25/2037	1,303	1,266
0.425% due 09/25/2045	880	701
0.505% due 05/25/2036	108	64
0.585% due 02/25/2046	1,109	640
0.585% due 11/25/2046	1,398	673
0.615% due 10/25/2046	5,590	2,812
1.435% due 09/25/2047	3,340	2,603
4.790% due 06/25/2033	155	157
4.828% due 12/25/2033	656	633
5.340% due 08/25/2033	3,879	3,817
5.800% due 10/25/2033	247	162
Residential Asset Securities Corp.
1.060% due 02/25/2034	5,981	4,374
6.084% due 06/25/2032	334	278
6.349% due 03/25/2032	296	269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Funding Mortgage Securities, Inc.
0.365% due 05/25/2036		$2,463	$1,779
Salomon Brothers Mortgage Securities, Inc.
0.790% due 10/25/2028		62	61
Saxon Asset Securities Trust
0.735% due 03/25/2032		998	789
Securitized Asset-Backed Receivables LLC Trust
0.295% due 12/25/2036 (a)		658	188
0.565% due 10/25/2035		145	123
Silver Birch CLO BV
2.030% due 02/10/2020	EUR	1,066	1,365
SLC Student Loan Trust
4.750% due 06/15/2033		$1,873	1,876
SLM Student Loan Trust
1.788% due 12/15/2023	EUR	13,171	16,912
1.798% due 09/15/2021		6,940	9,122
2.149% due 08/15/2016		$2,639	2,637
2.879% due 12/16/2019		4,900	4,993
3.479% due 05/16/2044		49,650	51,750
6.229% due 07/15/2042		20,661	19,367
Soundview Home Equity Loan Trust
0.315% due 06/25/2037		251	217
0.365% due 07/25/2037		160	84
0.415% due 05/25/2036		715	560
1.035% due 10/25/2037		37	36
Specialty Underwriting & Residential Finance
0.485% due 09/25/2036		230	218
Stony Hill CDO Ltd.
0.742% due 10/15/2013		1,654	1,633
Structured Asset Investment Loan Trust
0.935% due 04/25/2033		952	771
Structured Asset Securities Corp.
0.385% due 05/25/2037		1,950	1,758
0.815% due 01/25/2033		246	215
1.585% due 04/25/2033		957	840
1.735% due 04/25/2035		1,472	1,125
3.450% due 02/25/2032		1,263	1,148
4.910% due 06/25/2033		249	245
TIAA Real Estate CDO Ltd.
0.748% due 05/22/2017		3,921	3,892
Vanderbilt Mortgage Finance
6.570% due 08/07/2024		1,268	1,333
6.750% due 03/07/2029		380	380
Veer Loan Opportunities Fund Ltd.
1.650% due 07/19/2017		641	633
Venture CDO Ltd.
0.481% due 01/20/2022		10,000	9,189
Vista Leveraged Income Fund
0.550% due 01/26/2012		27,064	26,595
Volkswagen Car Lease
2.447% due 08/21/2015	EUR	716	961
WaMu Asset-Backed Certificates
0.345% due 04/25/2037		$437	313
Washington Mutual Asset-Backed Certificates
0.295% due 10/25/2036		450	320
0.415% due 10/25/2036		23,000	7,134

Total Asset-Backed Securities (Cost $1,211,893)			1,194,901

SOVEREIGN ISSUES 0.4%
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	5,000	6,466

See Accompanying Notes	Semiannual Report	September 30, 2011	121

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of Korea
4.000% due 01/29/2021	$3,000	$2,792
Korea Housing Finance Corp.
4.125% due 12/15/2015	11,500	11,865

Total Sovereign Issues (Cost $20,885)		21,123

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Bank of America Corp.
7.250% due 12/31/2049	3,000	2,298
Citigroup, Inc.
7.500% due 12/15/2012	7,000	557
Wells Fargo & Co.
7.500% due 12/31/2049	1,200	1,240

		4,095

UTILITIES 0.1%
PPL Corp.
9.500% due 07/01/2013	68,700	3,806

Total Convertible Preferred Securities (Cost $8,218)		7,901

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 12/31/2049	40,000	698
GMAC Capital Trust I
8.125% due 02/15/2040	30,000	542
SLM Corp.
5.620% due 01/16/2018	51,000	1,061

Total Preferred Securities (Cost $2,329)		2,301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS 1.1%
Banc of America Securities LLC
0.090% due 10/03/2011	$23,000	$23,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $23,481. Repurchase proceeds are $23,000.)
0.090% due 10/03/2011	7,800	7,800
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/30/2018 valued at $7,964. Repurchase proceeds are $7,800.)
Citigroup Global Markets, Inc.
0.100% due 10/03/2011	13,200	13,200
(Dated 09/30/2011. Collateralized by Fannie Mae 5.250% due 08/01/2012 valued at $13,500. Repurchase proceeds are $13,200.)
Goldman Sachs & Co.
0.050% due 10/03/2011	4,000	4,000
(Dated 09/30/2011. Collateralized by Fannie Mae 5.500% due 08/01/2037 valued at $4,131. Repurchase proceeds are $4,000.)
Morgan Stanley & Co., Inc.
0.090% due 10/03/2011	18,000	18,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 11/15/2020 valued at $18,388. Repurchase proceeds are $18,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
State Street Bank and Trust Co.
0.010% due 10/03/2011	$1,347	$1,347
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,380. Repurchase proceeds are $1,347.)

		67,347

U.S. TREASURY BILLS 0.6%
0.024% due 10/20/2011 - 03/29/2012 (e)(h)(i)	36,688	36,683

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (g) 0.0%
	10,452	105

Total Short-Term Instruments (Cost $104,136)		104,135

Total Investments 150.7% (Cost $8,884,658)		$8,847,473

Written Options (k) (0.3%) (Premiums $2,213)		(17,094)

Other Assets and Liabilities (Net) (50.4%)		(2,958,642)

Net Assets 100.0%		$5,871,737

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	When-issued security.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Affiliated to the Fund.
(h)	Securities with an aggregate market value of $37,463 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(i)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $2,387,155 at a weighted average interest rate of 0.370%. On September 30, 2011, securities valued at $2,346,274 were pledged as collateral for reverse repurchase agreements.
(j)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	4.846%	$	1,500	$(14)	$(148)	$134
FBG Finance Ltd.	BRC	(1.600%	)	06/20/2015	1.008%		2,000	(44)	0	(44)

								$(58)	$(148)	$90

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (3)	Notional Amount (4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ally Financial, Inc.	DUB	5.000%	06/20/2012	6.156%	$	1,000	$(6)	$(5)	$(1)
Biomet, Inc.	JPM	2.500%	03/20/2012	2.008%		1,000	4	13	(9)
Ford Motor Co.	UAG	2.390%	03/20/2012	0.652%		1,000	9	0	9
General Electric Capital Corp.	DUB	4.820%	12/20/2013	2.882%		2,000	86	0	86
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%		3,100	(46)	(32)	(14)
Japan Government International Bond	CBK	1.000%	03/20/2016	1.354%		700	(10)	(5)	(5)
Japan Government International Bond	CBK	1.000%	06/20/2016	1.393%		2,600	(45)	(1)	(44)
Japan Government International Bond	GST	1.000%	03/20/2016	1.354%		18,700	(277)	(194)	(83)
Japan Government International Bond	HUS	1.000%	06/20/2016	1.393%		6,700	(117)	(3)	(114)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%		6,300	(93)	(76)	(17)
Japan Government International Bond	MYC	1.000%	03/20/2016	1.354%		7,500	(111)	(87)	(24)
Japan Government International Bond	RYL	1.000%	03/20/2016	1.354%		5,200	(77)	(61)	(16)
MetLife, Inc.	BOA	1.000%	09/20/2015	3.199%		17,900	(1,417)	(1,188)	(229)
MetLife, Inc.	DUB	1.000%	03/20/2018	3.516%		10,000	(1,343)	(568)	(775)
Oshkosh Corp.	UAG	1.900%	03/20/2012	1.123%		1,000	5	0	5
Petrobras International Finance Co.	HUS	1.000%	09/20/2015	2.016%		800	(30)	(25)	(5)
Petrobras International Finance Co.	JPM	1.000%	09/20/2015	2.016%		1,000	(39)	(29)	(10)
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	1.136%		800	(1)	(5)	4
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	1.206%		2,000	(4)	(11)	6
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	2.016%		400	(16)	(13)	(3)
SLM Corp.	BOA	5.000%	12/20/2013	4.809%		1,100	6	0	6
SLM Corp.	CBK	5.000%	12/20/2013	4.809%		800	4	69	(65)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%	JPY	85,400	(189)	(124)	(65)
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	21.757%		167,000	(433)	(368)	(65)
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	18.281%		15,000	(42)	(37)	(5)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	17.130%		28,000	(81)	(60)	(21)
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	23.113%		8,000	(14)	(16)	2
TRW Automotive Holdings Corp.	UAG	1.100%	06/20/2012	0.803%	$	1,500	4	0	4

							$(4,273)	$(2,826)	$(1,448)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Premiums Paid/(Received)	Unrealized (Depreciation)
ABX.HE.AA.06-2 Index	JPM	0.170%	05/25/2046	$	1,582	$(1,309)	$(665)	$(644)
ABX.HE.AA.07-1 Index	FBF	0.150%	08/25/2037		6,499	(6,127)	(5,166)	(961)
ABX.HE.AA.07-1 Index	JPM	0.150%	08/25/2037		1,772	(1,671)	(1,081)	(590)
ABX.HE.AA.07-2 Index	JPM	1.920%	01/25/2038		1,559	(1,461)	(967)	(494)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015		10,000	611	1,410	(799)
CDX.HY-16 5-Year Index	BRC	5.000%	06/20/2016		8,000	(706)	(28)	(678)
CDX.HY-16 5-Year Index	MYC	5.000%	06/20/2016		2,000	(177)	50	(227)
CDX.HY-17 5-Year Index	BRC	5.000%	12/20/2016		10,000	(1,197)	(1,075)	(122)

						$(12,037)	$(7,522)	$(4,515)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Semiannual Report	September 30, 2011	123

Schedule of Investments PIMCO Income Fund (Cont.)

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	BRC	AUD	75,000	$240	$43	$197
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	CBK		100,000	321	99	222
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	UAG		128,000	411	(102)	513

							$972	$40	$932

(k)	Written options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	3.000%	10/11/2011	$	4,400	$22	$(363)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		4,400	27	0
Call - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	3.000%	10/11/2011		121,500	615	(10,024)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		121,500	615	0
Call - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Receive	3.000%	10/11/2011		81,300	422	(6,707)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	4.250%	10/11/2011		81,300	512	0

								$2,213	$(17,094)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2011	0	$0	$0
Sales	404	453,800	2,471
Closing Buys	(404)	(19,700)	(218)
Expirations	0	0	0
Exercised	0	(19,700)	(40)

Balance at 09/30/2011	0	$414,400	$2,213

(l)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	27,515	11/2011	HUS	$0	$(45)	$(45)
Sell	EUR	235,245	10/2011	BRC	15,344	0	15,344
Buy		9,091	10/2011	CBK	0	(878)	(878)
Sell		4,265	10/2011	CBK	432	0	432
Buy		65,184	10/2011	FBL	0	(4,713)	(4,713)
Sell		7,482	10/2011	FBL	424	0	424
Buy		4,410	10/2011	GST	0	(133)	(133)
Buy		722	10/2011	HUS	0	(61)	(61)
Buy		5,708	10/2011	JPM	0	(18)	(18)
Sell		91	10/2011	JPM	8	0	8
Sell		23,420	10/2011	MSC	1,262	0	1,262
Buy		12,048	10/2011	RBC	0	(742)	(742)
Sell		4,319	10/2011	RBC	130	0	130
Buy		719	10/2011	RYL	0	(58)	(58)
Sell		9,972	10/2011	RYL	849	0	849
Buy		5,312	10/2011	UAG	0	(418)	(418)
Buy	GBP	6,636	10/2011	CBK	0	(453)	(453)
Buy		3,000	10/2011	FBL	5	0	5
Sell		6,794	10/2011	RBC	15	0	15
Buy		814	12/2011	CBK	0	(21)	(21)
Buy		206	12/2011	GST	1	(2)	(1)
Sell		80,913	12/2011	JPM	2,894	0	2,894
Buy		7,693	12/2011	RBC	20	(15)	5
Sell		69,362	12/2011	UAG	2,584	0	2,584
Buy	JPY	16,766	10/2011	BRC	0	(1)	(1)
Sell		10,189,112	10/2011	CBK	0	(5,328)	(5,328)
Buy		34,308	10/2011	RBC	0	(3)	(3)
Sell		34,308	10/2011	RBC	3	0	3
Buy		16,766	10/2011	UAG	0	(2)	(2)

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	34,501,760	02/2012	BRC	$0	$(350)	$(350)
Buy	MXN	406,066	11/2011	UAG	12	0	12

					$23,983	$(13,241)	$10,742

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$320,020	$0	$320,020
Corporate Bonds & Notes
Banking & Finance	0	971,380	4,767	976,147
Industrials	1,200	333,609	51,814	386,623
Utilities	0	67,782	1,085	68,867
Convertible Bonds & Notes
Banking & Finance	0	24,344	0	24,344
Industrials	0	5,684	0	5,684
Municipal Bonds & Notes
California	0	38,129	0	38,129
New Jersey	0	7,368	0	7,368
New York	0	8,702	0	8,702
Ohio	0	1,660	0	1,660
Tennessee	0	2,532	0	2,532
U.S. Government Agencies	0	3,281,692	770	3,282,462
U.S. Treasury Obligations	0	13,391	0	13,391
Mortgage-Backed Securities	0	2,313,891	67,292	2,381,183
Asset-Backed Securities	0	1,058,489	136,412	1,194,901
Sovereign Issues	0	21,123	0	21,123
Convertible Preferred Securities
Banking & Finance	4,095	0	0	4,095
Utilities	3,806	0	0	3,806
Preferred Securities
Banking & Finance	1,759	542	0	2,301

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Short-Term Instruments
Repurchase Agreements	$0	$67,347	$0	$67,347
U.S. Treasury Bills	0	36,683	0	36,683
PIMCO Short-Term Floating NAV Portfolio	105	0	0	105
	$10,965	$8,574,368	$262,140	$8,847,473

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	256	0	256
Foreign Exchange Contracts	0	23,983	0	23,983
Interest Rate Contracts	0	932	0	932
	$0	$25,171	$0	$25,171

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(6,129)	0	(6,129)
Foreign Exchange Contracts	0	(13,241)	0	(13,241)
Interest Rate Contracts	0	(17,094)	0	(17,094)
	$0	$(36,464)	$0	$(36,464)

Totals	$10,965	$8,563,075	$262,140	$8,836,180

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,393	$7,679	$(3,840)	$20	$17	$(119)	$0	$(383)	$4,767	$(117)
Industrials	25,954	29,332	(1,167)	(58)	14	(2,261)	0	0	51,814	(2,274)
Utilities	1,255	0	(129)	0	0	(41)	0	0	1,085	(39)
Mortgage-Backed Securities	88,884	64,777	(17,240)	79	1,152	(3,949)	0	(66,411)	67,292	(1,067)
U.S. Government Agencies	0	803	(13)	0	0	(20)	0	0	770	(20)
Asset-Backed Securities	121,824	149,729	(49,971)	927	247	(3,665)	0	(82,679)	136,412	(3,190)

	$239,310	$252,320	$(72,360)	$968	$1,430	$(10,055)	$0	$(149,473)	$262,140	$(6,707)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Semiannual Report	September 30, 2011	125

Schedule of Investments PIMCO Income Fund (Cont.)

September 30, 2011 (Unaudited)

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$23,983	$0	$23,983
Unrealized appreciation on OTC swap agreements	0	256	0	0	932	1,188

	$0	$256	$0	$23,983	$932	$25,171

Liabilities:
Written options outstanding	$0	$0	$0	$0	$17,094	$17,094
Unrealized depreciation on foreign currency contracts	0	0	0	13,241	0	13,241
Unrealized depreciation on OTC swap agreements	0	6,129	0	0	0	6,129

	$0	$6,129	$0	$13,241	$17,094	$36,464

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on futures contracts, written options and swaps	$0	$(2,709)	$0	$0	$(952)	$(3,661)
Net realized (loss) on foreign currency transactions	0	0	0	(11,600)	0	(11,600)

	$0	$(2,709)	$0	$(11,600)	$(952)	$(15,261)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(9,806)	$0	$0	$(13,949)	$(23,755)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	25,477	0	25,477

	$0	$(9,806)	$0	$25,477	$(13,949)	$1,722

(1)	See note 5 in the Notes to Financial Statements for additional information.

(o)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(1,834)	$1,601	$(233)
BRC	13,286	(9,450)	3,836
CBK	(6,723)	8,153	1,430
DUB	(1,263)	991	(272)
FBF	(6,127)	6,176	49
FBL	(4,284)	3,045	(1,239)
GST	(411)	350	(61)
HUS	(253)	(170)	(423)
JPM	(1,685)	3,533	1,848
MSC	1,262	(1,180)	82
MYC	(10,333)	11,657	1,324
RBC	(592)	400	(192)
RYL	(5,993)	0	(5,993)
UAG	3,202	(3,680)	(478)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Fund

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 2.0%
AGFS Funding Co.
5.500% due 05/10/2017		$9,000	$7,909
Delphi Automotive LLP
3.500% due 05/17/2017		856	848
Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012		3,000	2,995
Neiman Marcus, Inc.
4.750% due 05/16/2018		4,000	3,718
Reynolds Group Holdings
6.500% due 08/31/2018		2,400	2,329
Sensata Technologies BV
4.000% due 05/12/2018		1,000	976
Texas Competitive Electric Holdings Co. LLC
4.726% - 4.772% due 10/10/2017		4,758	3,205
Vodafone Group PLC
6.250% due 07/24/2016		5,000	5,025
6.875% due 08/17/2015		14,128	14,199

Total Bank Loan Obligations (Cost $43,189)			41,204

CORPORATE BONDS & NOTES 61.4%

BANKING & FINANCE 22.5%
Allstate Corp.
6.500% due 05/15/2057		1,000	895
Ally Financial, Inc.
6.000% due 12/15/2011		300	302
American International Group, Inc.
0.451% due 03/20/2012		3,000	2,986
5.850% due 01/16/2018		2,380	2,366
6.250% due 05/01/2036		3,680	3,554
Anadarko Finance Co.
7.500% due 05/01/2031		5,500	6,544
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	2,000	2,603
6.000% due 01/22/2020		$400	432
Banco Votorantim S.A.
5.250% due 02/11/2016		2,800	2,793
Bank of America Corp.
4.750% due 04/03/2017	EUR	1,000	1,195
5.625% due 07/01/2020		$1,750	1,617
6.500% due 08/01/2016		815	811
7.000% due 06/15/2016	EUR	500	671
Bank One Capital III
8.750% due 09/01/2030		$275	341
Barclays Bank PLC
5.926% due 09/29/2049		5,000	3,725
7.434% due 09/29/2049		4,247	3,504
10.179% due 06/12/2021		4,940	5,301
14.000% due 11/29/2049	GBP	850	1,399
Barrick International Barbados Corp.
6.350% due 10/15/2036		$1,800	2,120
BBVA Bancomer S.A.
6.500% due 03/10/2021		4,000	3,730
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,300	1,536
BellSouth Capital Funding Corp.
7.875% due 02/15/2030		3,250	4,384
BNP Paribas S.A.
5.000% due 01/15/2021		2,000	1,964
5.186% due 06/29/2049		4,100	2,870
7.195% due 06/29/2049		3,400	2,652
7.781% due 06/29/2049	EUR	1,000	1,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BPCE S.A.
4.625% due 07/29/2049	EUR	600	$414
Cantor Fitzgerald LP
7.875% due 10/15/2019		$3,000	3,129
Capital One Capital V
10.250% due 08/15/2039		1,000	1,021
Capital One Capital VI
8.875% due 05/15/2040		9,300	9,501
CIT Group, Inc.
7.000% due 05/01/2014		167	171
7.000% due 05/01/2016		6,062	5,888
Citigroup Capital XXI
8.300% due 12/21/2077		2,575	2,530
Citigroup, Inc.
6.875% due 03/05/2038		3,920	4,279
8.125% due 07/15/2039		20,150	24,281
Columbus International, Inc.
11.500% due 11/20/2014		3,400	3,366
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
5.250% due 05/24/2041		9,300	10,261
6.875% due 03/19/2020	EUR	2,000	2,439
11.000% due 12/29/2049		$3,800	4,582
Credit Agricole S.A.
5.136% due 12/29/2049	GBP	2,800	2,270
8.125% due 10/29/2049		200	204
8.375% due 10/29/2049		$4,100	3,249
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		4,000	3,992
6.625% due 08/15/2017		3,700	3,860
7.000% due 04/15/2015		2,500	2,631
7.250% due 10/25/2011		800	801
8.700% due 10/01/2014		400	433
Goldman Sachs Group, Inc.
5.950% due 01/18/2018		17,500	18,058
6.125% due 02/15/2033		1,900	1,917
6.250% due 02/01/2041		700	685
6.450% due 05/01/2036		1,000	913
6.750% due 10/01/2037		13,900	12,779
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		3,000	3,113
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		3,000	3,155
HBOS PLC
6.000% due 11/01/2033		400	260
6.750% due 05/21/2018		5,660	4,836
Health Care REIT, Inc.
6.500% due 03/15/2041		5,000	4,769
HSBC Bank USA N.A.
7.000% due 01/15/2039		6,750	7,449
HSBC Capital Funding LP
10.176% due 12/29/2049		4,000	4,900
HSBC Finance Corp.
6.676% due 01/15/2021		3,000	2,957
HSBC Holdings PLC
5.100% due 04/05/2021		1,500	1,550
6.500% due 09/15/2037		4,800	4,736
6.800% due 06/01/2038		8,000	8,041
7.350% due 11/27/2032		1,550	1,594
International Lease Finance Corp.
7.125% due 09/01/2018		9,400	9,482
Intesa Sanpaolo SpA
8.375% due 10/29/2049	EUR	1,200	1,094

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase & Co.
4.400% due 07/22/2020		$5,000	$5,075
4.625% due 05/10/2021		7,300	7,488
7.900% due 04/29/2049		13,200	13,641
JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		7,387	7,406
JPMorgan Chase Capital XXV
6.800% due 10/01/2037		720	726
JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		1,250	1,261
LBG Capital No.1 PLC
7.588% due 05/12/2020	GBP	1,800	2,077
7.867% due 12/17/2019		1,500	1,719
7.869% due 08/25/2020		8,178	9,373
LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	2,000	1,782
7.625% due 12/09/2019	GBP	800	917
Lloyds TSB Bank PLC
5.800% due 01/13/2020		$7,740	7,380
6.375% due 01/21/2021		1,000	989
12.000% due 12/29/2049		2,800	2,572
13.000% due 01/29/2049	GBP	936	1,496
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		$6,000	9,086
Merrill Lynch & Co., Inc.
2.077% due 09/14/2018	EUR	2,500	2,085
6.875% due 04/25/2018		$11,000	11,029
6.875% due 11/15/2018		3,146	3,162
7.750% due 05/14/2038		7,700	7,188
MetLife Capital Trust X
9.250% due 04/08/2068		9,800	11,074
Morgan Stanley
6.625% due 04/01/2018		8,250	8,203
Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		10,400	11,739
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		1,950	2,744
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	2,926
Nile Finance Ltd.
5.250% due 08/05/2015		100	102
Pacific Life Insurance Co.
9.250% due 06/15/2039		17,000	22,947
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,236
QBE Capital Funding III Ltd.
7.250% due 05/24/2041		4,000	3,626
Regions Financial Corp.
7.375% due 12/10/2037		2,500	2,075
Royal Bank of Scotland Group PLC
4.875% due 01/20/2017	EUR	400	495
5.500% due 03/23/2020		1,200	1,451
7.648% due 08/29/2049		$9,836	6,443
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		2,500	2,472
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,410	1,361
5.499% due 07/07/2015		2,225	2,206
Simon Property Group LP
6.750% due 02/01/2040		1,000	1,215
SLM Corp.
0.553% due 01/27/2014		5,000	4,592
3.125% due 09/17/2012	EUR	400	528
4.875% due 12/17/2012	GBP	100	153

See Accompanying Notes	Semiannual Report	September 30, 2011	127

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/01/2013		$500	$490
5.125% due 08/27/2012		500	500
5.375% due 05/15/2014		400	394
5.625% due 08/01/2033		4,200	3,361
8.000% due 03/25/2020		1,550	1,534
8.450% due 06/15/2018		3,250	3,388
Springleaf Finance Corp.
5.375% due 10/01/2012		800	738
State Street Capital Trust III
5.337% due 01/29/2049		1,100	1,101
Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		1,895	2,337
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	98	168
UBS AG
5.750% due 04/25/2018		$1,100	1,135
Wachovia Corp.
0.593% due 10/28/2015		5,000	4,549
WEA Finance LLC
6.750% due 09/02/2019		2,500	2,786
Wells Fargo Capital XIII
7.700% due 12/29/2049		4,000	4,020
Weyerhaeuser Co.
7.375% due 10/01/2019		8,000	8,859
7.375% due 03/15/2032		8,400	8,416
7.950% due 03/15/2025		200	231

			471,011

INDUSTRIALS 30.0%
Alberta Energy Co. Ltd.
7.375% due 11/01/2031		2,500	3,070
Alcoa, Inc.
5.900% due 02/01/2027		9,270	9,217
5.950% due 02/01/2037		6,360	5,960
Altria Group, Inc.
9.950% due 11/10/2038		10,200	14,610
10.200% due 02/06/2039		2,200	3,205
America Movil S.A.B. de C.V.
6.125% due 03/30/2040		400	420
American Airlines Pass-Through Trust
7.000% due 01/31/2018		1,590	1,304
7.858% due 04/01/2013		4,550	4,548
10.375% due 07/02/2019		6,759	7,367
American Airlines, Inc.
7.500% due 03/15/2016 (f)		4,200	3,549
American Renal Holdings Co., Inc.
8.375% due 05/15/2018		300	303
Anadarko Petroleum Corp.
6.200% due 03/15/2040		8,110	8,493
6.375% due 09/15/2017		400	450
6.450% due 09/15/2036		2,900	3,085
7.000% due 11/15/2027		600	663
7.950% due 06/15/2039		7,931	10,061
ArcelorMittal
6.750% due 03/01/2041		5,500	4,777
7.000% due 10/15/2039		9,260	8,299
Asciano Finance Ltd.
6.000% due 04/07/2023		5,000	5,306
Aviation Capital Group Corp.
7.125% due 10/15/2020		5,200	5,162
Barrick Gold Corp.
5.800% due 11/15/2034		100	112
Barrick North America Finance LLC
5.700% due 05/30/2041		2,000	2,164

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Biomet, Inc.
10.000% due 10/15/2017	$1,000	$1,035
Boston Scientific Corp.
6.000% due 01/15/2020	5,000	5,622
7.000% due 11/15/2035	4,030	4,737
7.375% due 01/15/2040	10,900	13,708
Braskem Finance Ltd.
5.750% due 04/15/2021	600	554
7.000% due 05/07/2020	2,000	2,050
7.375% due 10/29/2049	4,400	4,202
Cameron International Corp.
5.950% due 06/01/2041	5,000	5,640
7.000% due 07/15/2038	6,703	8,337
Cemex S.A.B. de C.V.
9.000% due 01/11/2018	1,600	1,100
Cie Generale de Geophysique-Veritas
6.500% due 06/01/2021	2,800	2,534
Comcast Corp.
6.400% due 05/15/2038	3,000	3,474
6.400% due 03/01/2040	3,400	3,981
6.450% due 03/15/2037	5,000	5,785
6.550% due 07/01/2039	3,100	3,621
Concho Resources, Inc.
6.500% due 01/15/2022	2,000	1,980
Consol Energy, Inc.
6.375% due 03/01/2021	350	340
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021	1,951	2,029
Continental Airlines, Inc.
6.750% due 09/15/2015	7,800	7,527
Continental Resources, Inc.
7.125% due 04/01/2021	1,176	1,194
Cox Communications, Inc.
8.375% due 03/01/2039	5,500	7,618
CSN Islands XI Corp.
6.875% due 09/21/2019	500	531
CSN Resources S.A.
6.500% due 07/21/2020	500	526
CVS Pass-Through Trust
5.789% due 01/10/2026	4,659	4,960
6.943% due 01/10/2030	4,966	5,596
Delta Air Lines Pass-Through Trust
6.417% due 01/02/2014	2,400	2,418
7.750% due 06/17/2021	5,329	5,595
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	10,175	13,633
DISH DBS Corp.
7.875% due 09/01/2019	2,400	2,460
Dow Chemical Co.
9.400% due 05/15/2039	4,200	6,523
El Paso Corp.
6.950% due 06/01/2028	3,795	4,033
7.420% due 02/15/2037	2,980	3,360
7.800% due 08/01/2031	1,000	1,169
8.050% due 10/15/2030	3,825	4,494
El Paso Natural Gas Co.
8.375% due 06/15/2032	5,400	7,143
Encana Corp.
6.500% due 02/01/2038	4,000	4,591
Energy Transfer Partners LP
7.500% due 07/01/2038	13,234	14,441
Enterprise Products Operating LLC
6.875% due 03/01/2033	500	592
7.034% due 01/15/2068	2,550	2,588
7.550% due 04/15/2038	4,014	5,025
8.375% due 08/01/2066	1,600	1,660

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Fibria Overseas Finance Ltd.
6.750% due 03/03/2021		$5,000	$4,525
7.500% due 05/04/2020		5,684	5,400
Freeport-McMoRan Corp.
9.500% due 06/01/2031		2,000	2,951
Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022		2,450	2,407
7.288% due 08/16/2037		5,800	5,677
8.146% due 04/11/2018		3,000	3,322
8.625% due 04/28/2034		6,250	7,250
9.250% due 04/23/2019		2,000	2,340
Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		2,272	2,392
Georgia-Pacific LLC
7.250% due 06/01/2028		7,500	8,387
7.375% due 12/01/2025		2,000	2,240
7.750% due 11/15/2029		4,180	4,855
8.250% due 05/01/2016		1,000	1,106
8.875% due 05/15/2031		4,820	6,043
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,800	1,724
GTL Trade Finance, Inc.
7.250% due 10/20/2017		5,800	6,119
Harvest Operations Corp.
6.875% due 10/01/2017		600	603
HCA, Inc.
7.250% due 09/15/2020		16,200	16,443
8.500% due 04/15/2019		1,200	1,278
HeidelbergCement Finance BV
8.000% due 01/31/2017	EUR	2,400	3,143
8.500% due 10/31/2019		1,300	1,676
Hess Corp.
6.000% due 01/15/2040		$1,500	1,721
Intelsat Jackson Holdings S.A.
7.500% due 04/01/2021		1,850	1,725
International Paper Co.
8.700% due 06/15/2038		1,500	1,902
Kinder Morgan Energy Partners LP
5.800% due 03/15/2035		1,000	1,021
6.500% due 02/01/2037		200	215
6.500% due 09/01/2039		8,100	8,752
6.550% due 09/15/2040		3,800	4,269
6.950% due 01/15/2038		10,000	11,208
7.400% due 03/15/2031		100	121
Lyondell Chemical Co.
8.000% due 11/01/2017		3,864	4,183
Magellan Midstream Partners LP
6.400% due 05/01/2037		900	1,119
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		1,500	1,295
MGM Resorts International
10.375% due 05/15/2014		900	987
11.125% due 11/15/2017		1,500	1,654
13.000% due 11/15/2013		2,600	2,977
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		3,800	4,282
Mylan, Inc.
7.875% due 07/15/2020		500	525
Nakilat, Inc.
6.067% due 12/31/2033		400	435
Newfield Exploration Co.
6.875% due 02/01/2020		3,100	3,208
News America, Inc.
6.150% due 02/15/2041		5,100	5,427
6.650% due 11/15/2037		4,250	4,698
6.900% due 08/15/2039		2,500	2,863

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Noble Holding International Ltd.
6.050% due 03/01/2041	$5,900	$6,791
Noranda Aluminum Acquisition Corp.
4.417% due 05/15/2015 (a)	1,000	905
Novatek Finance Ltd.
5.326% due 02/03/2016	800	790
6.604% due 02/03/2021	8,400	8,116
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	8,300	8,300
OGX Petroleo e Gas Participacoes S.A.
8.500% due 06/01/2018	4,700	4,254
Oil States International, Inc.
6.500% due 06/01/2019	1,600	1,572
ONEOK Partners LP
6.850% due 10/15/2037	1,200	1,440
Petroleos Mexicanos
6.500% due 06/02/2041	10,700	11,182
Pioneer Natural Resources Co.
6.875% due 05/01/2018	1,000	1,079
7.500% due 01/15/2020	3,200	3,612
Plains All American Pipeline LP
6.650% due 01/15/2037	400	444
Plains Exploration & Production Co.
6.625% due 05/01/2021	700	690
8.625% due 10/15/2019	700	756
Pride International, Inc.
6.875% due 08/15/2020	4,200	4,861
7.875% due 08/15/2040	9,600	12,362
Reynolds American, Inc.
7.250% due 06/15/2037	5,000	5,644
Reynolds Group Issuer, Inc.
6.875% due 02/15/2021	500	452
7.875% due 08/15/2019	2,500	2,425
8.250% due 02/15/2021	10,200	8,109
Rockies Express Pipeline LLC
6.875% due 04/15/2040	10,825	10,048
7.500% due 07/15/2038	6,100	6,577
RZD Capital Ltd.
5.739% due 04/03/2017	6,250	6,240
SandRidge Energy, Inc.
7.500% due 03/15/2021	925	856
Sino-Forest Corp.
10.250% due 07/28/2014	1,042	271
Southern Natural Gas Co.
7.350% due 02/15/2031	1,400	1,652
Steel Dynamics, Inc.
7.375% due 11/01/2012	5,281	5,413
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	6,400	6,427
Time Warner Cable, Inc.
6.750% due 06/15/2039	4,000	4,601
Time Warner, Inc.
6.250% due 03/29/2041	11,200	12,857
6.500% due 11/15/2036	500	571
7.700% due 05/01/2032	1,890	2,410
TransCanada Pipelines Ltd.
7.625% due 01/15/2039	3,800	5,193
Transocean, Inc.
6.500% due 11/15/2020	4,700	5,144
6.800% due 03/15/2038	15,072	15,684
7.500% due 04/15/2031	1,100	1,280
U.S. Airways Group, Inc.
7.125% due 04/22/2025	1,100	1,045
UAL Pass-Through Trust
10.400% due 05/01/2018	9,364	10,113

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Williams Cos., Inc.
7.875% due 09/01/2021	$741	$881
8.750% due 03/15/2032	3,907	5,131
Williams Partners LP
6.300% due 04/15/2040	6,000	6,680

		627,857

UTILITIES 8.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	5,500	5,538
8.700% due 08/07/2018	9,000	10,451
Appalachian Power Co.
6.375% due 04/01/2036	7,850	9,610
6.700% due 08/15/2037	2,300	2,920
AT&T Corp.
8.000% due 11/15/2031	1,085	1,521
AT&T, Inc.
6.400% due 05/15/2038	700	817
6.450% due 06/15/2034	2,257	2,611
6.500% due 09/01/2037	618	726
6.550% due 02/15/2039	1,283	1,528
BellSouth Corp.
6.875% due 10/15/2031	2,390	2,993
British Telecommunications PLC
9.875% due 12/15/2030	1,300	1,889
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	500	565
Cleco Power LLC
6.000% due 12/01/2040	6,100	7,289
Constellation Energy Group, Inc.
7.600% due 04/01/2032	5,000	6,100
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	5,100	5,299
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	12,625	13,879
France Telecom S.A.
8.500% due 03/01/2031	600	835
Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	400	447
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	308
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,302
NGPL PipeCo LLC
6.514% due 12/15/2012	1,000	1,041
7.768% due 12/15/2037	19,630	19,542
NRG Energy, Inc.
7.875% due 05/15/2021	6,900	6,348
8.250% due 09/01/2020	5,100	4,845
Ohio Edison Co.
6.875% due 07/15/2036	1,900	2,369
8.250% due 10/15/2038	2,950	4,388
PSEG Power LLC
8.625% due 04/15/2031	1,500	2,089
Public Service Co. of Oklahoma
6.625% due 11/15/2037	360	466
Puget Sound Energy, Inc.
5.764% due 07/15/2040	2,900	3,538
Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027	2,000	2,248
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	5,000	5,525
6.332% due 09/30/2027	4,700	5,282
6.750% due 09/30/2019	2,500	2,981

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Public Service Co.
6.000% due 10/01/2036		$2,000	$2,394
Sprint Capital Corp.
8.375% due 03/15/2012		4,000	4,060
Telecom Italia Capital S.A.
7.200% due 07/18/2036		5,850	5,373
7.721% due 06/04/2038		1,901	1,821
TNK-BP Finance S.A.
7.250% due 02/02/2020		3,600	3,645
7.500% due 07/18/2016		2,500	2,600
7.875% due 03/13/2018		8,550	8,978
Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	23,000	266
1.500% due 05/30/2014		68,000	768
1.850% due 07/28/2014		68,000	773
Verizon Communications, Inc.
6.000% due 04/01/2041		$2,400	2,937
8.950% due 03/01/2039		6,778	10,528

			185,433

Total Corporate Bonds & Notes (Cost $1,249,604)			1,284,301

MUNICIPAL BONDS & NOTES 11.7%

CALIFORNIA 5.2%
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		5,300	6,903
California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050		8,900	11,947
California State East Bay Municipal Utility District Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040		5,000	6,190
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039		6,300	7,498
7.500% due 04/01/2034		165	199
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		5,000	6,191
7.950% due 03/01/2036		9,300	10,562
California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		2,300	2,707
California State Northern Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040		3,700	4,325
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035		2,600	2,820
7.804% due 03/01/2035		2,600	2,920
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041		700	798
Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		5,000	6,164
7.618% due 08/01/2040		5,000	6,189
Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049		5,000	6,707
Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034		6,200	7,720

See Accompanying Notes	Semiannual Report	September 30, 2011	129

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	$1,700	$1,914
Riverside, California Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,966
Sacramento, California Municipal Utility District Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	342
Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	3,000	3,385
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,855
University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	6,104

		108,406

DISTRICT OF COLUMBIA 0.3%
District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	5,000	5,751

FLORIDA 0.2%
Florida State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,553

ILLINOIS 0.1%
Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,179

INDIANA 0.2%
Indiana State Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	946
Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	2,000	2,377

		3,323

IOWA 0.1%
Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	3,200	3,700

NEVADA 0.3%
Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2009
7.100% due 06/01/2039	5,000	5,547

NEW JERSEY 0.2%
New Jersey State Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	1,010
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	2,400	3,215

		4,225

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.7%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	$4,200	$4,686
New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.790% due 06/15/2041	2,000	2,205
5.882% due 06/15/2044	3,000	3,708
6.011% due 06/15/2042	4,400	5,604
6.124% due 06/15/2042	700	761
6.491% due 06/15/2042	400	455
New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	14,878
New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,800	3,384

		35,681

NORTH CAROLINA 0.1%
North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	2,300	2,626

OHIO 0.5%
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	2,500	2,842
Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	6,495	7,329
7.834% due 02/15/2041	800	1,079

		11,250

PENNSYLVANIA 0.9%
Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,194
Pennsylvania State Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	2,250	2,705
Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	1,800	1,942

		17,841

TENNESSEE 0.3%
Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	6,260	6,720

TEXAS 1.6%
Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	7,800	8,686
Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	5,100	5,777
North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	8,881

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	$8,400	$9,920

		33,264

Total Municipal Bonds & Notes (Cost $207,717)		245,066

U.S. TREASURY OBLIGATIONS 28.0%
U.S. Treasury Bonds
3.500% due 02/15/2039	3,300	3,681
3.750% due 08/15/2041 (d)(f)	227,600	266,043
4.250% due 11/15/2040 (d)(f)(g)	93,800	118,994
4.375% due 11/15/2039 (d)(f)	72,248	93,177
4.375% due 05/15/2041	18,700	24,237
4.500% due 08/15/2039 (d)(f)(g)	51,780	67,994
5.500% due 08/15/2028	8,600	12,048

Total U.S. Treasury Obligations (Cost $520,521)		586,174

MORTGAGE-BACKED SECURITIES 1.3%
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.367% due 09/10/2047	1,720	1,900
Bear Stearns Commercial Mortgage Securities
5.700% due 06/11/2050	6,200	6,710
Chase Mortgage Finance Corp.
5.867% due 12/25/2037	1,452	1,213
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049	2,590	2,682
Countrywide Alternative Loan Trust
0.565% due 09/25/2035	2,028	1,013
Credit Suisse First Boston Mortgage Securities Corp.
2.203% due 02/25/2033	110	101
Greenwich Capital Commercial Funding Corp.
4.305% due 08/10/2042	1,105	1,105
5.224% due 04/10/2037	1,920	2,046
Homestar Mortgage Acceptance Corp.
0.685% due 07/25/2034	234	200
Impac CMB Trust
0.875% due 10/25/2033	14	11
JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	3,045	3,177
Morgan Stanley Capital
5.692% due 04/15/2049	1,395	1,453
Residential Accredit Loans, Inc.
1.950% due 02/25/2035	2,670	1,906
3.002% due 03/25/2035	1,693	1,104
Residential Funding Mortgage Securities
3.315% due 02/25/2036	1,424	963
Wachovia Bank Commercial Mortgage Trust
4.935% due 04/15/2042	870	942
WFDB Commercial Mortgage Trust
3.662% due 07/05/2024	700	704

Total Mortgage-Backed Securities (Cost $24,269)		27,230

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.7%
Access Group, Inc.
1.553% due 10/27/2025		$893	$900
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		7,300	6,708
Bayview Financial Acquisition Trust
6.101% due 05/28/2037		185	153
Bear Stearns Asset-Backed Securities Trust
0.605% due 01/25/2034		8	6
0.785% due 10/25/2034		6,058	5,811
Credit-Based Asset Servicing & Securitization LLC
1.135% due 11/25/2033		66	57
Residential Asset Mortgage Products, Inc.
0.615% due 10/25/2046		302	151

Total Asset-Backed Securities (Cost $13,209)			13,786

SOVEREIGN ISSUES 2.1%
Australia Government CPI Linked Bond
4.000% due 08/20/2020	AUD	16,600	28,624
Brazil Government International Bond
10.250% due 01/10/2028	BRL	650	365
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2012		685	363
10.000% due 01/01/2013		200	106
10.000% due 01/01/2014		189	98
10.000% due 01/01/2017		6,800	3,397
Qatar Government International Bond
6.400% due 01/20/2040		$3,000	3,667

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
4.750% due 12/07/2030	GBP	4,000	$7,613

Total Sovereign Issues (Cost $45,336)			44,233

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

UTILITIES 0.1%
PPL Corp.
8.750% due 05/01/2014		26,550	1,444

Total Convertible Preferred Securities (Cost $1,328)			1,444

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS 0.7%
Morgan Stanley & Co., Inc.
0.090% due 10/03/2011		$13,000	13,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 11/15/2020 valued at $13,280. Repurchase proceeds are $13,000.)
State Street Bank and Trust Co.
0.010% due 10/03/2011		2,266	2,266
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $2,312. Repurchase proceeds are $2,266.)

			15,266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.014% due 10/20/2011 -03/29/2012 (b)(d)(e)	$16,240	$16,237

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 5.5%
	11,439,157	114,540

Total Short-Term Instruments (Cost $146,055)		146,043

PURCHASED OPTIONS (i) 0.0%
(Cost $104)		11

Total Investments 114.3% (Cost $2,251,332)		$2,389,492

Written Options (j) (0.4%) (Premiums $7,265)		(7,579)

Other Assets and Liabilities (Net) (13.9%)		(290,863)

Net Assets 100.0%		$2,091,050

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $31,443 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	Securities with an aggregate market value of $340 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(f)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $27,309 at a weighted average interest rate of -0.017%. On September 30, 2011, securities valued at $123,003 were pledged as collateral for reverse repurchase agreements.
(g)	Securities with an aggregate market value of $2,372 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2014	637	$206
90-Day Euribor March Futures	Long	03/2014	307	97
Australia Government 10-Year Bond December Futures	Long	12/2011	27	(11)
U.S. Treasury 10-Year Note December Futures	Short	12/2011	40	(84)

				$208

(h)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp.	GST	5.000%	09/20/2016	5.722%	$	1,600	$(44)	$64	$(108)
AES Corp.	MYC	5.000%	09/20/2016	5.722%		2,000	(56)	113	(169)
Alcoa, Inc.	BPS	1.000%	03/20/2021	4.540%		600	(141)	(52)	(89)
Alcoa, Inc.	DUB	1.000%	03/20/2016	3.675%		300	(32)	(8)	(24)

See Accompanying Notes	Semiannual Report	September 30, 2011	131

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	HUS	1.000%	03/20/2016	3.675%	$	600	$(65)	$(31)	$(34)
Alcoa, Inc.	MYC	1.000%	03/20/2016	3.675%		600	(65)	(32)	(33)
Ally Financial, Inc.	DUB	5.000%	09/20/2012	6.856%		15,500	(237)	282	(519)
America Movil S.A.B. de C.V.	DUB	1.000%	12/20/2012	1.100%		9,400	(8)	40	(48)
American International Group, Inc.	DUB	5.000%	12/20/2011	2.574%		5,000	36	(138)	174
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	1.056%	EUR	1,500	(4)	(15)	11
Anheuser-Busch InBev Worldwide, Inc.	BRC	1.000%	12/20/2015	1.056%	$	7,000	(14)	(41)	27
Anheuser-Busch InBev Worldwide, Inc.	DUB	1.000%	12/20/2015	1.056%	EUR	700	(2)	(7)	5
Anheuser-Busch InBev Worldwide, Inc.	GST	1.000%	12/20/2015	1.056%		600	(2)	(8)	6
ArcelorMittal	BPS	1.000%	03/20/2016	6.387%	$	300	(58)	(13)	(45)
ArcelorMittal	BRC	1.000%	12/20/2015	6.374%		2,200	(406)	(169)	(237)
ArcelorMittal	BRC	1.000%	03/20/2016	6.387%		900	(174)	(38)	(136)
ArcelorMittal	CBK	1.000%	03/20/2016	6.387%		400	(77)	(16)	(61)
ArcelorMittal	FBF	1.000%	03/20/2016	6.387%		800	(154)	(37)	(117)
ArcelorMittal	GST	1.000%	12/20/2015	6.374%		2,200	(406)	(177)	(229)
ArcelorMittal	HUS	1.000%	03/20/2016	6.387%		200	(39)	(9)	(30)
ArcelorMittal	MYC	1.000%	03/20/2016	6.387%		1,000	(194)	(63)	(131)
Australia Government Bond	DUB	1.000%	06/20/2016	0.940%		5,200	16	126	(110)
Australia Government Bond	UAG	1.000%	09/20/2015	0.833%		2,000	14	51	(37)
Berkshire Hathaway Finance Corp.	MYC	1.000%	06/20/2015	2.241%		5,000	(215)	5	(220)
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	1.292%		5,200	(56)	(26)	(30)
BHP Billiton Finance USA Ltd.	FBF	1.000%	09/20/2015	1.292%		700	(8)	(4)	(4)
BHP Billiton Finance USA Ltd.	FBF	1.000%	12/20/2015	1.318%		100	(1)	1	(2)
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	1.292%		2,300	(24)	(21)	(3)
BHP Billiton Finance USA Ltd.	MYC	1.000%	09/20/2015	1.292%		4,900	(53)	(15)	(38)
BMW Finance NV	GST	1.000%	03/20/2016	1.645%	EUR	2,400	(84)	30	(114)
BMW U.S. Capital LLC	BRC	1.000%	09/20/2015	1.571%	$	1,400	(30)	0	(30)
BP Capital Markets America, Inc.	BOA	1.000%	06/20/2015	1.386%		2,000	(27)	14	(41)
BP Capital Markets America, Inc.	BRC	1.000%	06/20/2015	1.391%	EUR	600	(10)	(90)	80
BP Capital Markets America, Inc.	DUB	1.000%	03/20/2016	1.486%	$	100	(2)	0	(2)
BP Capital Markets America, Inc.	GST	1.000%	03/20/2016	1.486%		200	(4)	0	(4)
BP Capital Markets America, Inc.	GST	1.000%	06/20/2016	1.518%		300	(7)	3	(10)
BP Capital Markets America, Inc.	JPM	1.000%	09/20/2012	0.830%		3,000	6	(51)	57
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	1.386%		600	79	5	74
BP Capital Markets America, Inc.	JPM	1.000%	03/20/2016	1.486%		4,200	(85)	4	(89)
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.824%		4,900	(161)	(41)	(120)
Brazil Government International Bond	BPS	1.000%	12/20/2012	0.900%		4,000	6	5	1
Brazil Government International Bond	CBK	1.000%	12/20/2012	0.880%		1,000	1	1	0
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.880%		8,300	(307)	(57)	(250)
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.824%		3,200	(106)	(20)	(86)
Brazil Government International Bond	FBF	1.000%	06/20/2015	1.743%		10,000	(263)	(91)	(172)
Brazil Government International Bond	GST	1.000%	12/20/2012	0.880%		1,000	1	1	0
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%		100	(3)	(1)	(2)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.880%		7,700	(285)	(47)	(238)
Brazil Government International Bond	JPM	1.000%	12/20/2014	1.637%		3,350	(66)	(30)	(36)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%		4,600	(137)	(44)	(93)
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.824%		2,600	(85)	(19)	(66)
Brazil Government International Bond	MYC	1.000%	12/20/2011	0.734%		1,000	1	5	(4)
Canadian Natural Resources Ltd.	GST	1.000%	12/20/2015	1.472%		2,400	(45)	7	(52)
Canadian Natural Resources Ltd.	HUS	1.000%	09/20/2015	1.426%		2,400	(38)	(8)	(30)
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	1.426%		2,400	(38)	(8)	(30)
Canadian Natural Resources Ltd.	MYC	1.000%	12/20/2015	1.472%		1,500	(28)	5	(33)
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.960%		3,200	6	44	(38)
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.960%		1,200	2	16	(14)
China Government International Bond	BRC	1.000%	12/20/2012	1.250%		2,500	(7)	(8)	1
China Government International Bond	BRC	0.770%	12/20/2014	1.654%		7,200	(196)	0	(196)
China Government International Bond	DUB	1.000%	12/20/2015	1.832%		3,600	(119)	63	(182)
China Government International Bond	HUS	1.000%	06/20/2015	1.755%		2,900	(77)	54	(131)
China Government International Bond	HUS	1.000%	09/20/2015	1.796%		800	(24)	10	(34)
China Government International Bond	JPM	1.000%	09/20/2015	1.796%		1,500	(44)	15	(59)
China Government International Bond	JPM	1.000%	12/20/2016	1.987%		1,500	(70)	(70)	0
China Government International Bond	MYC	1.000%	06/20/2015	1.755%		5,000	(132)	88	(220)
China Government International Bond	RYL	0.750%	12/20/2014	1.654%		2,400	(67)	0	(67)
China Government International Bond	UAG	1.000%	12/20/2016	1.987%		300	(14)	(14)	0
Comcast Corp.	DUB	1.000%	12/20/2015	1.026%		1,500	(1)	(1)	0
Comcast Corp.	RYL	1.000%	12/20/2015	1.026%		14,500	(10)	0	(10)

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Constellation Energy Group, Inc.	JPM	1.000%	06/20/2016	1.829%	$	10,000	$(364)	$(10)	$(354)
Denmark Government International Bond	BOA	0.250%	09/20/2016	1.447%		2,100	(117)	(65)	(52)
Denmark Government International Bond	DUB	0.250%	09/20/2016	1.447%		1,100	(62)	(37)	(25)
Denmark Government International Bond	GST	0.250%	09/20/2016	1.447%		1,400	(79)	(44)	(35)
Denmark Government International Bond	RYL	0.250%	09/20/2016	1.447%		300	(17)	(9)	(8)
Denmark Government International Bond	UAG	0.250%	09/20/2016	1.447%		600	(34)	(20)	(14)
E.ON International Finance BV	HUS	1.000%	03/20/2016	1.396%		900	(15)	10	(25)
Egypt Government International Bond	BRC	1.000%	03/20/2016	4.574%		2,300	(323)	(284)	(39)
Egypt Government International Bond	DUB	1.000%	03/20/2016	4.574%		500	(71)	(69)	(2)
Egypt Government International Bond	JPM	1.000%	03/20/2016	4.574%		1,600	(225)	(201)	(24)
Egypt Government International Bond	MYC	1.000%	03/20/2016	4.574%		400	(56)	(58)	2
El Paso Corp.	GST	5.000%	09/20/2014	1.979%		1,100	98	(85)	183
Emirate of Abu Dhabi Government International Bond	BRC	1.000%	09/20/2015	1.079%		2,000	(5)	(9)	4
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2015	1.111%		500	(2)	(3)	1
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	09/20/2015	1.079%		2,200	(6)	(13)	7
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	09/20/2015	1.079%		800	(2)	(3)	1
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2015	1.111%		1,800	(8)	6	(14)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	09/20/2015	1.079%		2,400	(7)	(13)	6
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	09/20/2015	1.079%		2,600	(7)	(12)	5
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	12/20/2015	1.111%		100	(1)	0	(1)
Entergy Corp.	MYC	1.000%	03/20/2021	2.908%		2,500	(353)	(271)	(82)
First Industrial LP	MYC	5.000%	03/20/2016	4.776%		1,500	16	51	(35)
First Industrial LP	UAG	5.000%	03/20/2016	4.776%		1,500	16	64	(48)
Forest Oil Corp.	CBK	5.000%	06/20/2015	5.217%		5,000	(27)	135	(162)
France Government Bond	BRC	0.250%	03/20/2016	1.755%		1,700	(107)	(67)	(40)
France Government Bond	CBK	0.250%	03/20/2016	1.755%		3,500	(222)	(141)	(81)
France Government Bond	GST	0.250%	03/20/2016	1.755%		6,600	(418)	(262)	(156)
France Government Bond	MYC	0.250%	09/20/2016	1.825%		4,400	(320)	(206)	(114)
Gazprom Via Gaz Capital S.A.	HUS	1.000%	03/20/2012	2.193%		100	0	0	0
Gazprom Via Gazprom International S.A.	MYC	1.000%	03/20/2012	2.193%		400	(2)	0	(2)
Gazprom Via Gazprom International S.A.	UAG	1.000%	12/20/2012	2.700%		500	(10)	(10)	0
General Electric Capital Corp.	DUB	5.000%	09/20/2019	3.084%		2,000	246	379	(133)
General Electric Capital Corp.	GST	1.000%	12/20/2011	2.043%		10,000	(20)	2	(22)
General Electric Capital Corp.	GST	1.000%	12/20/2015	3.003%		12,800	(973)	(449)	(524)
Groupe Danone	DUB	1.000%	03/20/2016	0.952%		1,800	4	29	(25)
Indonesia Government International Bond	BOA	1.000%	09/20/2015	2.721%		2,500	(158)	(61)	(97)
Indonesia Government International Bond	CBK	1.000%	09/20/2015	2.721%		1,000	(64)	(22)	(42)
Indonesia Government International Bond	JPM	1.000%	09/20/2015	2.721%		2,000	(127)	(50)	(77)
Indonesia Government International Bond	JPM	1.000%	12/20/2015	2.783%		6,500	(449)	(107)	(342)
Indonesia Government International Bond	MYC	1.000%	09/20/2015	2.721%		2,500	(158)	(60)	(98)
Japan Government International Bond	BPS	1.000%	06/20/2015	1.247%		5,000	(43)	87	(130)
Japan Government International Bond	GST	1.000%	09/20/2015	1.282%		4,000	(42)	59	(101)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%		200	(3)	4	(7)
Japan Government International Bond	JPM	1.000%	12/20/2015	1.312%		100	(1)	2	(3)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.312%		4,700	(58)	104	(162)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.312%		1,000	(12)	23	(35)
Lafarge S.A.	FBF	1.000%	06/20/2016	5.562%		5,300	(932)	(356)	(576)
MBIA, Inc.	CBK	5.000%	03/20/2012	27.002%		3,000	(281)	(90)	(191)
MBIA, Inc.	UAG	5.000%	03/20/2012	27.002%		1,000	(94)	(35)	(59)
MetLife, Inc.	DUB	1.000%	12/20/2014	2.988%		15,000	(892)	(840)	(52)
MetLife, Inc.	DUB	5.000%	09/20/2019	3.577%		500	45	61	(16)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.786%		3,400	(100)	(43)	(57)
Mexico Government International Bond	BRC	1.000%	12/20/2015	1.827%		2,800	(92)	(30)	(62)
Mexico Government International Bond	CBK	1.000%	12/20/2012	0.820%		2,000	5	4	1
Mexico Government International Bond	DUB	1.000%	09/20/2015	1.786%		4,000	(118)	(40)	(78)
Mexico Government International Bond	GST	1.000%	12/20/2012	0.790%		2,000	6	5	1
Mexico Government International Bond	HUS	1.000%	03/20/2016	1.880%		3,600	(133)	(12)	(121)
Mexico Government International Bond	JPM	1.000%	12/20/2012	0.800%		3,000	8	7	1
Mexico Government International Bond	JPM	1.000%	06/20/2016	1.928%		1,900	(78)	(1)	(77)
Mexico Government International Bond	MYC	1.000%	03/20/2016	1.880%		4,900	(181)	(16)	(165)
National Bank of Abu Dhabi PJSC	BRC	1.000%	03/20/2012	0.797%		900	1	3	(2)
National Bank of Abu Dhabi PJSC	GST	1.000%	03/20/2012	0.797%		1,300	2	2	0
Nokia Corp.	MYC	1.000%	09/20/2013	3.043%		2,900	(112)	(34)	(78)
Pacific Gas & Electric Co.	DUB	1.000%	06/20/2021	1.998%		2,000	(160)	(88)	(72)
Petrobras International Finance Co.	DUB	1.000%	03/20/2012	1.015%		300	1	1	0
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	1.136%		2,000	(2)	(17)	15

See Accompanying Notes	Semiannual Report	September 30, 2011	133

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Petrobras International Finance Co.	HUS	1.000%	12/20/2012	1.206%	$	5,700	$(12)	$0	$(12)
Petrobras International Finance Co.	HUS	1.000%	12/20/2013	1.632%		3,500	(47)	(11)	(36)
Petrobras International Finance Co.	MYC	1.000%	09/20/2012	1.136%		900	(1)	(6)	5
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	1.206%		5,000	(11)	(28)	17
Petrobras International Finance Co.	MYC	1.000%	09/20/2015	2.016%		1,400	(54)	(45)	(9)
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.690%		1,500	20	(7)	27
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.690%		5,000	66	(4)	70
Prudential Financial, Inc.	UAG	1.000%	12/20/2011	1.769%		1,300	(2)	3	(5)
Qatar Government International Bond	CBK	1.000%	03/20/2016	1.123%		1,000	(5)	(7)	2
Republic of Italy Government Bond	RYL	1.000%	12/20/2015	4.672%		2,200	(290)	(77)	(213)
Rio Tinto Finance USA Ltd.	BRC	1.000%	09/20/2015	1.713%		3,800	(101)	(7)	(94)
Rogers Communications, Inc.	DUB	1.000%	06/20/2016	0.868%		1,000	6	7	(1)
Rogers Communications, Inc.	FBF	1.000%	06/20/2016	0.868%		1,800	11	12	(1)
Royal Bank of Scotland Group PLC	DUB	3.000%	06/20/2018	8.398%	EUR	2,800	(933)	(51)	(882)
Russia Government International Bond	BRC	1.000%	12/20/2011	1.696%	$	3,200	(4)	14	(18)
Russia Government International Bond	CBK	1.000%	03/20/2016	2.982%		100	(8)	(1)	(7)
Russia Government International Bond	FBF	1.000%	12/20/2012	1.850%		500	(5)	(5)	0
Russia Government International Bond	HUS	1.000%	12/20/2012	2.000%		1,000	(10)	(10)	0
Russia Government International Bond	HUS	1.000%	03/20/2016	2.982%		900	(73)	(12)	(61)
Russia Government International Bond	MYC	1.000%	12/20/2012	1.850%		500	(5)	(5)	0
Russia Government International Bond	MYC	1.000%	12/20/2014	2.739%		1,800	(95)	(67)	(28)
Russia Government International Bond	MYC	1.000%	06/20/2016	3.026%		900	(78)	(12)	(66)
Russia Government International Bond	RYL	1.000%	03/20/2016	2.982%		6,200	(504)	(64)	(440)
Russia Government International Bond	UAG	1.000%	06/20/2015	2.849%		5,000	(322)	(76)	(246)
RZD Capital Ltd.	MYC	1.000%	03/20/2016	3.813%		300	(34)	(16)	(18)
RZD Capital Ltd.	RYL	1.000%	03/20/2016	3.813%		400	(45)	(21)	(24)
Shell International Finance BV	BRC	1.000%	09/20/2015	0.944%		12,200	31	141	(110)
Shell International Finance BV	DUB	1.000%	09/20/2015	0.944%		5,200	13	60	(47)
Shell International Finance BV	FBF	1.000%	12/20/2015	0.967%		2,900	5	49	(44)
Shell International Finance BV	JPM	1.000%	03/20/2016	0.994%		1,100	1	21	(20)
Shell International Finance BV	MYC	1.000%	06/20/2016	1.018%		1,200	0	23	(23)
South Korea Government Bond	BRC	1.000%	09/20/2015	1.984%		1,700	(63)	(11)	(52)
South Korea Government Bond	BRC	1.000%	06/20/2016	2.109%		2,800	(135)	7	(142)
South Korea Government Bond	DUB	1.000%	12/20/2012	1.400%		3,500	(16)	(17)	1
South Korea Government Bond	DUB	1.000%	12/20/2012	1.450%		3,000	(15)	(16)	1
South Korea Government Bond	DUB	0.920%	12/20/2014	1.856%		1,300	(37)	0	(37)
South Korea Government Bond	DUB	1.000%	06/20/2015	1.947%		800	(27)	8	(35)
South Korea Government Bond	JPM	0.930%	12/20/2014	1.856%		3,700	(105)	0	(105)
South Korea Government Bond	JPM	1.000%	09/20/2015	1.984%		400	(15)	(2)	(13)
South Korea Government Bond	JPM	1.000%	12/20/2015	2.017%		3,200	(128)	(3)	(125)
South Korea Government Bond	MYC	1.000%	12/20/2015	2.017%		3,400	(136)	29	(165)
South Korea Government Bond	RYL	1.000%	06/20/2015	1.947%		5,000	(165)	51	(216)
South Korea Government Bond	UAG	1.000%	09/20/2015	1.984%		2,200	(80)	(7)	(73)
Spain Government International Bond	BPS	1.000%	03/20/2016	3.790%		1,200	(129)	(74)	(55)
Spain Government International Bond	DUB	1.000%	03/20/2016	3.790%		1,200	(129)	(73)	(56)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		2,300	(248)	(141)	(107)
Spain Government International Bond	HUS	1.000%	03/20/2016	3.790%		1,800	(194)	(109)	(85)
Spain Government International Bond	MYC	1.000%	06/20/2016	3.799%		1,700	(192)	(117)	(75)
Statoil ASA	BRC	1.000%	06/20/2016	1.014%		3,200	(1)	62	(63)
Statoil ASA	SOG	1.000%	06/20/2016	1.014%		3,200	(1)	61	(62)
Teck Resources Ltd.	UAG	1.000%	03/20/2016	2.120%		8,000	(373)	(27)	(346)
Tesco PLC	HUS	1.000%	03/20/2016	1.054%		1,100	(2)	14	(16)
Time Warner Cable, Inc.	GST	1.000%	12/20/2015	1.641%		6,500	(165)	(3)	(162)
Time Warner Cable, Inc.	HUS	1.000%	12/20/2015	1.641%		4,300	(109)	(6)	(103)
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2012	23.113%	JPY	100,000	(179)	(172)	(7)
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	23.113%		100,000	(179)	(111)	(68)
Total Capital S.A.	CBK	1.000%	09/20/2015	0.887%	$	700	3	10	(7)
Total Capital S.A.	JPM	1.000%	09/20/2015	0.887%		1,800	9	25	(16)
Total Capital S.A.	MYC	1.000%	09/20/2015	0.887%		2,500	12	37	(25)
Total Capital S.A.	MYC	1.000%	12/20/2015	0.909%		10,800	44	183	(139)
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.734%		3,300	31	8	23
Toyota Motor Corp.	BRC	1.000%	03/20/2015	0.734%		1,200	12	6	6
Toyota Motor Credit Corp.	CBK	1.000%	06/20/2016	1.711%		2,000	(63)	(5)	(58)
Toyota Motor Credit Corp.	HUS	1.000%	06/20/2016	1.711%		4,600	(144)	(28)	(116)
Transocean, Inc.	DUB	5.000%	03/20/2012	1.066%		1,200	25	5	20
Transocean, Inc.	FBF	5.000%	03/20/2012	1.066%		500	11	2	9

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011 (2)	Notional Amount (3)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes	BPS	0.250%	09/20/2012	0.219%	EUR	1,700	$1	$(15)	$16
U.S. Treasury Notes	DUB	0.250%	09/20/2012	0.219%		3,300	2	(27)	29
U.S. Treasury Notes	SOG	0.250%	09/20/2012	0.219%		4,000	2	(35)	37
U.S. Treasury Notes	UAG	0.250%	09/20/2012	0.219%		2,000	0	(20)	20
United Kingdom Gilt	BOA	1.000%	12/20/2015	0.814%	$	400	3	7	(4)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.850%		1,700	12	33	(21)
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		4,900	40	114	(74)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		2,400	23	35	(12)
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		1,500	9	26	(17)
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.814%		1,000	8	19	(11)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		3,100	18	54	(36)
UPC Holding BV	DUB	5.000%	06/20/2016	8.144%	EUR	3,000	(442)	(5)	(437)
Volkswagen International Finance NV	BRC	1.000%	09/20/2015	1.759%	$	3,100	(88)	(31)	(57)
Volkswagen International Finance NV	CBK	1.000%	09/20/2016	1.897%	EUR	2,200	(118)	(23)	(95)
Volkswagen International Finance NV	CBK	1.000%	09/20/2015	1.759%	$	1,900	(53)	(5)	(48)
Volkswagen International Finance NV	JPM	1.000%	03/20/2016	1.835%	EUR	1,100	(51)	9	(60)
Xstrata Finance Canada Ltd.	BRC	1.000%	03/20/2016	3.847%		700	(102)	(17)	(85)
Xstrata Finance Canada Ltd.	GST	1.000%	03/20/2016	3.847%		2,100	(308)	(42)	(266)
Xstrata Finance Canada Ltd.	MYC	1.000%	03/20/2016	3.847%		1,100	(162)	(27)	(135)

							$(19,209)	$(4,239)	$(14,970)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	1,980	$110	$264	$(154)
CDX.IG-16 5-Year Index	BPS	1.000%	06/20/2016		29,100	(451)	(366)	(85)
iTraxx Europe 14 Index	BPS	1.000%	12/20/2015	EUR	56,600	(3,046)	(1,527)	(1,519)

						$(3,387)	$(1,629)	$(1,758)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BRC	BRL	800	$6	$1	$5
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HUS		10,000	98	41	57
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		19,900	36	9	27
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		170,000	519	(211)	730
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		208,100	1,842	1,314	528
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		295,000	2,853	2,041	812
Pay	1-Year BRL-CDI	12.510%	01/02/2014	BRC		53,000	882	(32)	914
Pay	1-Year BRL-CDI	12.550%	01/02/2014	BPS		103,000	1,710	185	1,525
Pay	1-Year BRL-CDI	12.555%	01/02/2014	HUS		4,000	69	16	53
Receive	3-Month USD-LIBOR	1.800%	09/14/2016	GLM	$	2,400	(68)	0	(68)
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	BRC		7,300	(730)	(800)	71
Receive	3-Month USD-LIBOR	3.250%	12/21/2021	CBK		28,000	(2,799)	(2,555)	(244)
Pay	6-Month AUD Bank Bill	4.750%	06/15/2022	JPM	AUD	4,700	(72)	(29)	(43)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	CBK		12,800	42	14	28
Pay	6-Month AUD Bank Bill	5.000%	06/15/2022	DUB		28,700	92	453	(361)

See Accompanying Notes	Semiannual Report	September 30, 2011	135

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	6-Month EUR-EURIBOR	2.500%	03/21/2022	FBF	EUR	41,200	$584	$1,070	$(487)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UAG	JPY	305,000	(237)	98	(335)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	BRC	MXN	326,400	(188)	(171)	(17)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	CBK		37,000	(21)	43	(64)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		314,200	(181)	(147)	(34)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	BRC		116,000	(88)	126	(214)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	HUS		32,000	(24)	29	(53)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	JPM		26,000	(19)	16	(35)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		45,000	(34)	36	(70)
Pay	28-Day MXN TIIE	7.500%	06/02/2021	HUS		178,000	674	374	300
Pay	28-Day MXN TIIE	7.500%	06/02/2021	JPM		23,900	91	54	37
Pay	28-Day MXN TIIE	7.500%	06/02/2021	MYC		36,000	136	100	36
Pay	28-Day MXN TIIE	6.750%	08/31/2021	HUS		91,000	(37)	134	(171)

							$5,136	$2,209	$2,927

(i)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Receive	1.250%	04/30/2012	$	27,400	$104	$11

(j)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar June Futures	$99.500	06/18/2012	130	$68	$(39)
Put - CME 90-Day Eurodollar June Futures	99.500	06/18/2012	130	32	(69)
Call - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	486	140	(70)
Put - CME 90-Day Eurodollar June Futures	99.625	06/18/2012	486	157	(331)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	226	178	(49)

				$575	$(558)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.000%	04/30/2012	$	58,600	$104	$(11)
Call - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Receive	0.800%	07/11/2013		72,100	256	(177)
Put - OTC 1-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.800%	07/11/2013		72,100	256	(258)
Call - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Receive	0.600%	08/13/2012		93,500	195	(159)
Put - OTC 1-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012		93,500	195	(168)
Call - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Receive	0.400%	08/13/2012		144,200	198	(93)
Put - OTC 1-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	0.400%	08/13/2012		144,200	198	(393)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012		37,000	528	(495)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011		21,500	243	0

								$2,173	$(1,754)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-16 5-Year Index	CBK	Sell	1.800%	12/21/2011	$	203,100	$849	$(1,043)
Put - OTC CDX.IG-16 5-Year Index	FBF	Sell	1.800%	12/21/2011		500,000	2,050	(2,569)
Put - OTC CDX.IG-16 5-Year Index	JPM	Sell	1.700%	12/21/2011		10,000	44	(60)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.200%	12/21/2011		23,700	111	(331)
Put - OTC CDX.IG-17 5-Year Index	GST	Sell	1.900%	12/21/2011		53,500	285	(313)

							$3,339	$(4,316)

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$	13,100	$69	$(49)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		10,600	54	(40)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011		44,900	502	(456)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011		31,200	340	(324)

						$965	$(869)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation-Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	10,900	$94	$(37)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		7,000	90	(27)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		3,000	29	(18)

							$213	$(82)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2011	504	$160,700	EUR	56,600	$1,939
Sales	1,488	1,597,200		0	6,431
Closing Buys	(494)	(93,200)		(56,600)	(907)
Expirations	0	(13,800)		0	(156)
Exercised	(40)	(3,200)		0	(42)

Balance at 09/30/2011	1,458	$1,647,700	EUR	0	$7,265

(k)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	21,226	10/2011	BRC	$0	$(91)	$(91)
Sell		21,211	10/2011	DUB	324	0	324
Sell		21,226	11/2011	BRC	91	0	91
Sell		434	11/2011	CBK	5	0	5
Sell		39,379	11/2011	DUB	446	0	446
Sell	BRL	2,893	11/2011	BRC	223	0	223
Sell		14,198	11/2011	HUS	1,237	0	1,237
Buy	CAD	29,837	10/2011	DUB	0	(1,612)	(1,612)
Sell	CHF	3,843	10/2011	DUB	223	0	223
Buy		3,816	10/2011	GST	0	(163)	(163)
Buy		73,073	11/2011	BOA	430	0	430
Buy	CNY	12,871	11/2011	BRC	27	0	27
Buy		59,778	11/2011	GST	350	0	350
Buy		17,964	11/2011	JPM	61	0	61
Buy		8,737	11/2011	RYL	16	0	16
Sell		61,376	11/2011	UAG	0	(110)	(110)
Buy		33,686	02/2012	BRC	7	0	7
Buy		4,387	02/2012	DUB	8	0	8
Buy		64,402	06/2012	CBK	0	(189)	(189)
Buy		73,267	06/2012	JPM	0	(118)	(118)
Buy		95,703	02/2013	DUB	0	(455)	(455)
Buy		4,000	08/2013	DUB	0	(17)	(17)
Buy		47,000	08/2013	GST	0	(232)	(232)
Buy		12,255	08/2013	UAG	0	(35)	(35)
Buy		4,214	04/2016	JPM	0	(53)	(53)
Buy	EUR	881	10/2011	BOA	0	(78)	(78)
Sell		48,160	10/2011	BRC	3,113	0	3,113
Buy		1,459	10/2011	CBK	0	(56)	(56)
Buy		1,534	10/2011	DUB	0	(159)	(159)
Sell		1,464	10/2011	FBL	83	0	83
Sell		15,156	10/2011	JPM	536	0	536
Sell		4,755	10/2011	MSC	256	0	256

See Accompanying Notes	Semiannual Report	September 30, 2011	137

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	2,664	10/2011	RBC	$0	$(105)	$(105)
Sell		1,134	10/2011	RYL	92	0	92
Sell	GBP	4,959	12/2011	BRC	0	(64)	(64)
Sell		14,509	12/2011	CBK	627	0	627
Sell	IDR	24,842,819	10/2011	DUB	52	0	52
Buy		24,842,819	10/2011	RYL	42	0	42
Buy	INR	383,779	07/2012	UAG	0	(740)	(740)
Sell	JPY	1,094,844	10/2011	BOA	0	(397)	(397)
Buy		1,262,851	10/2011	BRC	9	0	9
Sell		1,262,851	10/2011	BRC	0	(9)	(9)
Sell		1,043,626	10/2011	CBK	0	(546)	(546)
Buy		1,251,376	10/2011	DUB	0	(136)	(136)
Buy	KRW	4,767,210	11/2011	HUS	0	(418)	(418)
Buy		28,133,026	02/2012	UAG	0	(2,866)	(2,866)
Buy	MXN	2,227	11/2011	BRC	0	(30)	(30)
Sell		4,931	11/2011	BRC	58	0	58
Buy		297,505	11/2011	CBK	0	(3,693)	(3,693)
Sell		3,600	11/2011	CBK	36	0	36
Sell		124	11/2011	DUB	1	0	1
Buy		36,039	11/2011	HUS	0	(413)	(413)
Sell		1,944	11/2011	HUS	26	0	26
Sell		486	11/2011	JPM	5	0	5
Buy	NOK	33,558	10/2011	CBK	0	(515)	(515)
Buy		33,559	10/2011	JPM	0	(545)	(545)
Buy	PHP	159,900	03/2012	CBK	0	(61)	(61)
Buy		519,360	03/2012	JPM	0	(185)	(185)
Buy	RUB	238,055	03/2012	CBK	0	(868)	(868)
Sell		243,786	03/2012	HUS	0	(95)	(95)
Buy	SGD	24,742	12/2011	JPM	0	(1,621)	(1,621)
Buy		6,600	12/2011	RYL	0	(413)	(413)
Buy		4,200	12/2011	UAG	0	(257)	(257)

					$8,384	$(17,345)	$(8,961)

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$38,209	$2,995	$41,204
Corporate Bonds & Notes
Banking & Finance	0	471,011	0	471,011
Industrials	0	588,478	39,379	627,857
Utilities	0	185,433	0	185,433
Municipal Bonds & Notes
California	0	108,406	0	108,406
District of Columbia	0	5,751	0	5,751
Florida	0	4,553	0	4,553
Illinois	0	2,179	0	2,179
Indiana	0	3,323	0	3,323
Iowa	0	3,700	0	3,700
Nevada	0	5,547	0	5,547
New Jersey	0	4,225	0	4,225
New York	0	35,681	0	35,681
North Carolina	0	2,626	0	2,626
Ohio	0	11,250	0	11,250
Pennsylvania	0	17,841	0	17,841
Tennessee	0	6,720	0	6,720
Texas	0	33,264	0	33,264
U.S. Treasury Obligations	0	586,174	0	586,174
Mortgage-Backed Securities	0	27,230	0	27,230
Asset-Backed Securities	0	7,078	6,708	13,786
Sovereign Issues	0	44,233	0	44,233

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Convertible Preferred Securities
Utilities	$1,444	$0	$0	$1,444
Short-Term Instruments
Repurchase Agreements	0	15,266	0	15,266
U.S. Treasury Bills	0	16,237	0	16,237
PIMCO Short-Term Floating NAV Portfolio	114,540	0	0	114,540
Purchased Options
Interest Rate Contracts	0	11	0	11
	$115,984	$2,224,426	$49,082	$2,389,492

Financial Derivative Instruments (7) - Assets
Credit Contracts	7	939	0	946
Foreign Exchange Contracts	0	8,384	0	8,384
Interest Rate Contracts	303	5,123	0	5,426
	$310	$14,446	$0	$14,756

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(21,990)	0	(21,990)
Foreign Exchange Contracts	0	(17,345)	0	(17,345)
Interest Rate Contracts	(95)	(4,508)	(951)	(5,554)
	$(95)	$(43,843)	$(951)	$(44,889)

Totals	$116,199	$2,195,029	$48,131	$2,359,359

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2011	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$2,997	$0	$1	$0	$(3)	$0	$0	$2,995	$(3)
Corporate Bonds & Notes
Industrials	36,391	1,100	(945)	(40)	(54)	(2,033)	4,960	0	39,379	(1,958)
Asset-Backed Securities	6,750	0	0	12	0	(54)	0	0	6,708	(54)

	$43,141	$4,097	$(945)	$(27)	$(54)	$(2,090)	$4,960	$0	$49,082	$(2,015)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$6	$0	$0	$0	$0	$(49)	$0	$43	$0	$0

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(1,670)	$0	$0	$0	$0	$719	$0	$0	$(951)	$719

Totals	$41,477	$4,097	$(945)	$(27)	$(54)	$(1,420)	$4,960	$43	$48,131	$(1,296)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$11	$11
Variation margin receivable on financial derivative instruments (2)	0	0	0	0	319	319
Unrealized appreciation on foreign currency contracts	0	0	0	8,384	0	8,384
Unrealized appreciation on OTC swap agreements	0	946	0	0	5,123	6,069

	$0	$946	$0	$8,384	$5,453	$14,783

Liabilities:
Written options outstanding	$0	$4,316	$0	$0	$3,263	$7,579
Variation margin payable on financial derivative instruments (2)	0	0	0	0	4	4
Unrealized depreciation on foreign currency contracts	0	0	0	17,345	0	17,345
Unrealized depreciation on OTC swap agreements	0	17,674	0	0	2,196	19,870

	$0	$21,990	$0	$17,345	$5,463	$44,798

See Accompanying Notes	Semiannual Report	September 30, 2011	139

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

September 30, 2011 (Unaudited)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$6,809	$0	$156	$11,336	$18,301
Net realized gain on foreign currency transactions	0	0	0	9,719	0	9,719

	$0	$6,809	$0	$9,875	$11,336	$28,020

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(93)	$(93)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(26,433)	0	0	1,731	(24,702)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(11,339)	0	(11,339)

	$0	$(26,433)	$0	$(11,339)	$1,638	$(36,134)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $208 as reported in the Notes to Schedule of Investments.

(n)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$(448)	$505	$57
BPS	(2,151)	1,880	(271)
BRC	1,334	(890)	444
CBK	(10,542)	8,549	(1,993)
DUB	(4,264)	3,947	(317)
FBF	(3,309)	4,023	714
FBL	83	0	83
GLM	(117)	0	(117)
GST	(3,059)	2,470	(589)
HUS	183	(350)	(167)
JPM	(4,317)	4,090	(227)
MSC	256	(95)	161
MYC	(2,170)	1,609	(561)
RBC	(105)	0	(105)
RYL	(1,876)	1,357	(519)
SOG	1	0	1
UAG	(2,930)	2,350	(580)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 92.9%
AES Corp.
4.250% due 05/27/2018	$3,982	$3,902
AGFS Funding Co.
5.500% due 05/10/2017	5,000	4,394
Allison Transmission, Inc.
2.980% due 08/07/2014	2,925	2,761
AMC Networks, Inc.
4.000% due 12/30/2018	3,000	2,908
Ameristar Casinos, Inc.
4.000% due 04/14/2018	2,985	2,892
ARAMARK Corp.
0.089% due 01/26/2014	103	100
0.089% due 07/26/2016	93	90
2.244% due 01/26/2014	1,277	1,243
3.619% due 07/26/2016	1,407	1,368
Ashland, Inc.
3.750% due 08/23/2018	2,900	2,883
Atlantic Broadband, Inc.
4.000% due 03/08/2016	1,785	1,729
Autoparts Holdings
6.500% due 07/29/2017	1,100	1,094
Avaya, Inc.
3.064% due 10/26/2014	2,892	2,616
Avis Budget Group
6.250% due 06/13/2018	1,000	996
Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017	1,995	1,786
Bausch & Lomb, Inc.
3.489% due 04/24/2015	1,122	1,085
3.619% due 04/24/2015	1,871	1,808
Biomet, Inc.
3.235% due 03/25/2015	619	594
3.239% due 03/25/2015	64	61
3.358% due 03/25/2015	1,207	1,159
BJ’s Wholesale Club, Inc.
7.000% due 06/29/2018	1,500	1,452
BNY Convergex Group LLC
5.250% due 12/16/2016	1,895	1,886
Bresnan Broadband Holdings LLC
4.500% due 12/14/2017	1,890	1,831
Caesars Entertainment Corp.
9.500% due 10/31/2016	4	4
Caesars Entertainment Operating Co., Inc.
9.500% due 10/31/2016	495	491
Calpine Corp.
4.500% due 04/01/2018	3,472	3,293
Capsugel Holdings
5.250% due 08/01/2018	2,250	2,223
Celanese Corp.
3.122% due 10/31/2016	2,474	2,452
Cellular South, Inc.
4.500% due 07/27/2017	2,992	2,918
Charter Communications, Inc.
2.739% due 09/06/2014	2,000	1,978
3.620% due 09/06/2016	1,496	1,451
Chrysler Group LLC
6.000% due 05/24/2017	1,000	880
Clear Channel Communications, Inc.
3.639% due 07/30/2014	1,000	839
CommScope, Inc.
5.000% due 01/14/2018	2,992	2,936
Community Health Systems, Inc.
2.569% due 07/25/2014	2,191	2,056

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cumulus Media, Inc.
5.750% due 09/16/2018	$2,000	$1,892
7.500% due 09/16/2019	950	885
DaVita, Inc.
4.500% due 10/20/2016	1,920	1,897
Dean Foods Co.
1.870% due 04/02/2014	2,992	2,932
Del Monte Corp.
4.500% due 02/16/2018	3,980	3,693
Delphi Automotive LLP
3.500% due 05/17/2017	2,993	2,967
Dole Food Co., Inc.
5.000% due 07/08/2018	1,889	1,864
6.000% due 07/08/2018	111	110
Dollar General Corp.
2.979% due 07/06/2014	96	95
2.989% due 07/06/2014	2,112	2,095
3.003% due 07/06/2014	243	241
Dunkin Brands, Inc.
4.000% due 11/23/2017	2,438	2,364
Eagle Parent
5.000% due 05/16/2018	3,000	2,807
Emergency Medical SE
5.250% due 05/25/2018	3,234	3,085
Endo Pharmaceuticals Holdings, Inc.
4.000% due 06/17/2018	2,362	2,356
Federal-Mogul Corp.
2.168% due 12/27/2014	251	232
2.168% due 12/27/2015	712	658
2.178% due 12/27/2014	1,334	1,233
2.178% due 12/27/2015	96	89
Fidelity National Information Services, Inc.
5.250% due 07/18/2016	497	498
First Data Corp.
2.985% due 09/24/2014	1,900	1,669
Freescale Semiconductor Holdings I Ltd.
4.489% due 12/01/2016	1,888	1,734
Fresenius Medical Care Holdings, Inc.
1.744% due 03/31/2013	446	441
3.500% due 09/10/2014	2,500	2,469
General Nutrition Centers, Inc.
4.250% due 03/02/2018	2,000	1,941
Graphic Packaging International, Inc.
2.980% due 05/16/2014	532	523
2.996% due 05/16/2014	714	702
2.999% due 05/16/2014	325	319
3.122% due 05/16/2014	1,379	1,356
Gray Television, Inc.
3.740% due 12/31/2014	1,929	1,845
Grifolis S.A.
6.000% due 06/01/2017	2,893	2,844
Harrah’s Operating Co., Inc.
3.253% due 01/28/2015	1,882	1,584
3.369% due 01/28/2015	13	11
HCA, Inc.
3.619% due 03/31/2017	1,900	1,795
3.619% due 05/31/2018	2,000	1,885
Health Management Associates, Inc.
2.119% due 02/28/2014	942	889
Hertz Corp.
3.750% due 03/11/2018	1,739	1,654
Huntsman International LLC
2.489% due 06/30/2016	1,170	1,098
2.550% due 06/30/2016	1,330	1,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IASIS Healthcare LLC
5.000% due 05/03/2018	$1,895	$1,774
IMG Worldwide, Inc.
5.500% due 06/16/2016	3,000	2,865
Immucor, Inc.
11.000% due 07/02/2018	1,950	1,928
Insight Midwest Holdings LLC
1.990% due 04/06/2014	1,857	1,828
Intelsat Ltd.
5.250% due 04/02/2018	2,973	2,869
Interactive Data Corp.
4.500% due 02/11/2018	2,992	2,888
International Lease Finance Corp.
7.000% due 03/17/2016	3,000	3,008
inVentiv Health, Inc.
6.750% due 08/04/2018	1,945	1,877
J. Crew Group, Inc.
4.750% due 03/07/2018	648	580
JBS USA Holdings, Inc.
4.250% due 05/25/2018	3,000	2,880
JMC Steel Group, Inc.
4.750% due 03/11/2017	2,170	2,103
KAR Auction Services, Inc.
5.000% due 05/19/2017	2,500	2,427
Las Vegas Sands Corp.
1.740% due 05/23/2014	1,890	1,771
Manitowoc Co., Inc.
3.250% due 05/13/2016	1,901	1,839
4.250% due 11/13/2017	948	928
Mediacom Broadband LLC
4.500% due 10/23/2017	995	962
Mediacom Communications Corp.
4.500% due 10/23/2017	2,985	2,903
MetroPCS Wireless, Inc.
4.000% due 03/17/2018	2,893	2,787
MGM Resorts International
7.000% due 02/21/2014	2,000	1,902
Michael Foods, Inc.
4.250% due 02/25/2018	3,392	3,278
Michaels Stores, Inc.
2.500% due 10/31/2013	230	220
2.562% due 10/31/2013	328	314
2.625% due 10/31/2013	393	377
Momentive Performance Materials Holdings LLC
3.750% due 05/05/2015	3,471	3,254
NBTY, Inc.
4.250% due 10/01/2017	286	278
4.325% due 10/01/2017	2,207	2,143
Neiman Marcus, Inc.
4.750% due 05/16/2018	3,000	2,789
Nielsen Finance LLC
3.476% due 05/01/2016	997	968
Novelis, Inc.
3.750% due 03/10/2017	2,444	2,395
NRG Energy, Inc.
4.000% due 07/01/2018	5,000	4,891
Nuveen Investments, Inc.
3.253% due 11/13/2014	276	255
3.369% due 11/13/2014	374	345
Ocwen Financial Corp.
7.000% due 09/01/2016	731	709
Oxbow Corp.
3.739% due 05/08/2016	118	114
3.869% due 05/08/2016	2,050	1,976

See Accompanying Notes	Semiannual Report	September 30, 2011	141

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Penn National Gaming, Inc.
3.750% due 07/14/2018	$3,000	$2,976
Petco Animal Supplies, Inc.
4.500% due 11/24/2017	3,000	2,847
Pinafore LLC
4.250% due 09/29/2016	2,754	2,709
Pinnacle Foods
2.739% due 04/02/2014	1,976	1,882
Quintiles Transnational Corp.
5.000% due 06/08/2018	3,980	3,764
Rexnord LLC
2.500% due 07/19/2013	2,992	2,889
Reynolds Group Holdings
6.500% due 02/09/2018	2,985	2,898
6.500% due 08/31/2018	3,400	3,299
Rock-Tenn Co.
3.500% due 05/27/2018	3,480	3,462
Rockwood Holdings, Inc.
3.750% due 02/10/2018	2,955	2,949
Rovi Corp.
4.000% due 02/07/2018	3,272	3,237
RPI Finance Trust
4.000% due 05/10/2018	4,300	4,268
SBA Senior Finance I, LLC
3.750% due 06/30/2018	4,988	4,894
Sealed Air Corp.
10.000% due 05/31/2018	3,000	3,008
Seaworld Parks and Entertainment, Inc.
4.000% due 08/16/2017	1,895	1,845
Sensata Technologies BV
4.000% due 05/12/2018	3,000	2,929
Sensus USA, Inc.
4.750% due 05/09/2017	1,887	1,830
5.750% due 05/09/2017	9	8
Solutia, Inc.
3.500% due 08/01/2017	1,928	1,895
SRA International, Inc.
6.500% due 07/20/2018	1,500	1,391
Suncoke Energy
4.000% due 07/26/2018	1,500	1,489
SunGard Data Systems, Inc.
1.976% due 02/28/2014	1,645	1,609
1.982% due 02/28/2014	255	249

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.858% due 02/28/2016		$208	$200
3.871% due 02/28/2016		89	86
3.894% due 02/28/2016		415	400
3.899% due 02/28/2016		1,288	1,240
Symphony Technology Group
5.000% due 12/01/2017		788	766
SymphonyIRI Group
3.996% due 12/01/2017		197	191
5.000% due 12/01/2017		2,166	2,106
Syniverse Holdings, Inc.
5.250% due 12/21/2017		2,985	2,949
TASC, Inc.
4.500% due 05/04/2015		998	960
Telesat Canada
3.240% due 10/31/2014		1,837	1,787
Terex Corp.
5.500% due 04/28/2017		1,350	1,326
6.032% due 04/28/2017	EUR	1,750	2,307
TransDigm, Inc.
4.000% due 02/14/2017		$2,487	2,436
TransUnion LLC
4.750% due 02/10/2018		2,444	2,391
Univar, Inc.
5.000% due 04/28/2017		1,895	1,778
Universal Health Services, Inc.
4.000% due 11/15/2016		3,441	3,345
Univision Communications, Inc.
2.239% due 09/29/2014		1,900	1,717
Vanguard Health Holding Co. I LLC
5.000% due 01/29/2016		1,995	1,965
Vertafore, Inc.
5.250% due 07/29/2016		997	963
VNU Nielsen Finance
2.226% due 08/09/2013		1,925	1,874
Vodafone Group PLC
6.250% due 07/24/2016		2,925	2,940
Walter Energy, Inc.
4.000% due 04/01/2018		2,918	2,831
Walter Investment Management Corp.
7.750% due 06/30/2016		1,000	974
Warner Chilcott Co. LLC
4.250% due 03/15/2018		2,893	2,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Windstream Corp.
2.980% due 12/17/2015	$113	$112
3.000% due 12/17/2015	385	382

Total Bank Loan Obligations (Cost $293,380)		283,757

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.2%
International Lease Finance Corp.
5.750% due 05/15/2016	625	556

INDUSTRIALS 0.6%
HCA, Inc.
6.500% due 02/15/2020	750	735
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019	725	703
Sealed Air Corp.
8.125% due 09/15/2019 (a)	525	532

		1,970

Total Corporate Bonds & Notes (Cost $2,620)		2,526

SHORT-TERM INSTRUMENTS 7.3%

REPURCHASE AGREEMENTS 0.5%
State Street Bank and Trust Co.
0.010% due 10/03/2011	1,621	1,621

(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 3.125% due 04/30/2017 valued at $1,655. Repurchase proceeds are $1,621.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 6.8%
	2,080,734	20,834

Total Short-Term Instruments (Cost $22,459)		22,455

Total Investments 101.0% (Cost $318,459)		$308,738

Other Assets and Liabilities (Net) (1.0%)		(3,175)

Net Assets 100.0%		$305,563

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Affiliated to the Fund.
(c)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	1,733	10/2011	CBK	$176	$0	$176

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2011 (Unaudited)

(d)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$283,757	$0	$283,757
Corporate Bonds & Notes
Banking & Finance	0	556	0	556
Industrials	0	1,970	0	1,970
Short-Term Instruments
Repurchase Agreements	0	1,621	0	1,621
PIMCO Short-Term Floating NAV Portfolio	$20,834	$0	$0	$20,834
	$20,834	$287,904	$0	$308,738

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$176	$0	$176

Totals	$20,834	$288,080	$0	$308,914

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(e)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$176	$0	$176

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	$0	$0	$0	$176	$0	$176

(1)	See note 5 in the Notes to Financial Statements for additional information.

(f)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
CBK	$176	$0	$176

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Semiannual Report	September 30, 2011	143

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of nine funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or a net change in unrealized gain/loss on investments on the Statement of Operations, as appropriate. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRS”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011.

At this time, management is evaluating the implications of these changes and their impact on the financial statements have not been determined.

3.  INVESTMENT VALUATION AND FAIR

VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service

144	PIMCO CREDIT BOND FUNDS

September 30, 2011 (Unaudited)

providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end management investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. Investments in privately held investment funds where the inputs of the NAVs are unobservable will be calculated based upon the NAVs of such investments and are categorized as Level 3 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has

Semiannual Report	September 30, 2011	145

Notes to Financial Statements (Cont.)

delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At the end of the period September 30, 2011, the PIMCO Diversified Income Fund, PIMCO Floating Income Fund and PIMCO Income Fund had $2,428,125, $971,250 and $971,250, respectively, in unfunded loan commitments outstanding.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

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In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

(f) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended September 30, 2011 are disclosed in the Notes to the Schedules of Investments.

(h) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(i) Short Sales  Certain Funds may engage in short sales for investment and risk management purposes. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, future or other financial derivative contract) that it does not own. When a Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. A Fund may enter into a specific agreement with a prime broker giving the Fund the opportunity to borrow a predetermined amount of a thinly traded security for the duration of the term (the “Term Borrow Agreement”). In exchange for the opportunity to borrow the specified security, a Fund will pay the prime broker a fee as detailed in the Term Borrow Agreement. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(j) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the

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Notes to Financial Statements (Cont.)

timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(k) When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed on the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. For a Fund with income linked to inflation, writing inflation-capped options provides additional income and hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange traded futures contracts (“Futures Option”). A Futures Option is an option contract in which the underlying is a single futures contract. A Fund may write a Futures Option for income purposes or to hedge an existing position or future investment. A Fund may purchase Futures Options for speculative purposes or to manage exposure to market movements.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future. A Fund may enter into credit default swaption agreements to earn income on the premiums or to hedge exposure to the credit risk of an investment without making a commitment to the underlying contract.

Interest Rate Swaptions  Certain Funds may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer.

Options on Securities  Certain Funds may enter into options on securities (“Equity Option”). An Equity Option uses a specified equity security as the underlying for the option contract. A Fund may write or purchase options for income purposes or to hedge an existing position or future investment.

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Straddle Options  Certain Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A short straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The short straddle profits when the underlying security price has little volatility before the expiration date. A long straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The long straddle profits when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). A Fund may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered commodities exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying

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September 30, 2011 (Unaudited)

credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

Prime Broker Account Agreements between a Fund and selected Prime Brokers govern the considerations and factors surrounding accounts opened for short selling transactions and activities, including, but not limited to, margin, execution, and settlement. The Prime Broker Account Agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. See Note 4(i) for additional information.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported on the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

Semiannual Report	September 30, 2011	151

Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
PIMCO Convertible Fund	0.40%		0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO Credit Absolute Return Fund	0.60%		0.30%	0.40%	N/A	0.70%	0.45%
PIMCO Diversified Income Fund	0.45%		0.30%	0.40%	0.30%	0.70%	0.45%
PIMCO Floating Income Fund	0.30%		0.25%	0.35%	0.25%	0.65%	0.40%
PIMCO High Yield Fund	0.25%		0.30%	0.40%	0.30%	0.65%	0.40%
PIMCO High Yield Spectrum Fund	0.30%	(2)	0.30%	0.40%	N/A	0.65%	0.40%
PIMCO Income Fund	0.25%	(3)	0.20%	0.30%	0.20%	0.50%	0.35%	(4)
PIMCO Long-Term Credit Fund	0.30%		0.25%	N/A	N/A	N/A	N/A
PIMCO Senior Floating Rate Fund	0.50%		0.30%	0.40%	N/A	0.60%	0.35%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	PIMCO has contractually agreed (through September 30, 2012) to waive 0.05% of the Investment Advisory Fee to 0.25%.
(3)	PIMCO has contractually agreed (through July 31, 2012) to waive 0.05% of the Investment Advisory Fee to 0.20%.
(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduce by 0.05% to 0.35% per annum.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust is permitted to reimburse the Distributor on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributor was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of September 30, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributor or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributor distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended September 30, 2011, the Distributor received $9,953,873 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO High Yield Spectrum Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at September 30, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO High Yield Spectrum Fund	$22

To maintain certain net yields for the PIMCO Senior Floating Rate Fund, PIMCO and certain affiliates have entered into a Fee and Expense Limitation Agreement with the Fund (the “Agreement”) pursuant to which PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of: (i) first, any distribution and/or service (12b-1) fees applicable to a class of the Fund; (ii) second, to the extent necessary, the Fund’s Supervisory and Administrative Fee; and (iii) third, to the extent necessary, the Fund’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or its affiliates.

152	PIMCO CREDIT BOND FUNDS

September 30, 2011 (Unaudited)

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield.

Each unaffiliated Trustee receives an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets except, PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended September 30, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Convertible Fund	$0	$6,994
PIMCO Credit Absolute Return Fund	70,232	23,531
PIMCO Diversified Income Fund	20,625	81,303
PIMCO Floating Income Fund	239,050	18,196
PIMCO High Yield Fund	776,853	200,487
PIMCO High Yield Spectrum Fund	57,740	2,351
PIMCO Income Fund	630,283	852,654
PIMCO Long-Term Credit Fund	6,061	4,330

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended September 30, 2011 (amounts in thousands):

Fund Name	Market Value 03/31/2011	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 09/30/2011	Dividend Income
PIMCO Credit Absolute Return Fund	$0	$68,108	$(26,200)	$(2)	$(7)	$41,899	$8
PIMCO Diversified Income Fund	105,845	696,203	(564,600)	(83)	(54)	237,311	203
PIMCO Floating Income Fund	238,521	900,676	(1,050,200)	(91)	(48)	88,858	376
PIMCO High Yield Fund	583,697	2,482,773	(2,328,100)	(11)	(214)	738,145	773
PIMCO High Yield Spectrum Fund	56,167	154,452	(185,300)	3	(3)	25,319	52
PIMCO Income Fund	168	1,336,183	(1,336,200)	(47)	1	105	83
PIMCO Long-Term Credit Fund	21,113	389,947	(296,500)	(10)	(10)	114,540	47
PIMCO Senior Floating Rate Fund	0	156,063	(135,200)	(24)	(5)	20,834	63

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Semiannual Report	September 30, 2011	153

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Convertible Fund	$1,011,657	$1,014,392	$462,877	$423,271
PIMCO Credit Absolute Return Fund	40,172	31,481	124,046	26,585
PIMCO Diversified Income Fund	24,329	11,578	978,497	530,212
PIMCO Floating Income Fund	79,342	68,200	1,269,307	456,377
PIMCO High Yield Fund	8,278	67,244	4,355,377	3,714,627
PIMCO High Yield Spectrum Fund	0	0	323,923	150,339
PIMCO Income Fund	17,163,207	15,070,080	2,553,542	1,832,265
PIMCO Long-Term Credit Fund	2,998,094	2,874,588	309,104	165,289
PIMCO Senior Floating Rate Fund	0	0	352,157	55,835

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Convertible Fund				PIMCO Credit Absolute Return Fund		PIMCO Diversified Income Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Period from 08/31/2011 to 09/30/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	23,024	$309,200	75,320	$1,021,613	12,827	$127,921	71,055	$819,734	152,533	$1,736,877
Class P	90	1,205	272	3,901	12	120	2,206	25,537	5,869	67,425
Administrative Class	227	3,296	3,047	41,765	0	0	197	2,270	238	2,710
Class D	35	473	0	0	268	2,643	1,730	20,004	7,786	88,676
Class A	40	540	0	0	1,264	12,536	8,297	95,695	13,473	153,555
Class B	0	0	0	0	0	0	65	745	315	3,586
Class C	83	1,121	0	0	25	250	2,739	31,632	5,634	64,308
Class R	0	0	0	0	2	18	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,787	24,040	4,608	61,863	0	0	8,974	103,086	13,519	153,680
Class P	3	35	1	20	0	0	90	1,036	96	1,087
Administrative Class	2	27	181	2,442	0	0	21	241	39	442
Class D	0	3	0	0	0	0	143	1,646	229	2,613
Class A	0	4	0	0	0	0	420	4,823	579	6,588
Class B	0	0	0	0	0	0	16	188	51	583
Class C	0	2	0	0	0	0	204	2,347	330	3,753
Class R	0	0	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(18,137)	(255,500)	(9,099)	(122,455)	(1,890)	(18,464)	(29,962)	(341,927)	(63,815)	(722,945)
Class P	(221)	(2,951)	(16)	(240)	0	0	(1,363)	(15,788)	(2,840)	(32,461)
Administrative Class	(1,856)	(27,361)	(5,747)	(79,303)	0	0	(72)	(828)	(180)	(2,036)
Class D	(1)	(13)	0	0	(23)	(228)	(1,802)	(20,711)	(5,841)	(66,252)
Class A	(3)	(34)	0	0	(12)	(116)	(6,107)	(70,273)	(7,552)	(85,694)
Class B	0	0	0	0	0	0	(394)	(4,543)	(1,334)	(15,093)
Class C	(54)	(694)	0	0	0	0	(1,619)	(18,567)	(2,668)	(30,388)
Class R	0	0	0	0	0	0	0	0	0	0
Net increase resulting from Fund share transactions	5,019	$53,393	68,567	$929,606	12,473	$124,680	54,838	$636,347	116,461	$1,331,014

154	PIMCO CREDIT BOND FUNDS

September 30, 2011 (Unaudited)

	PIMCO Floating Income Fund				PIMCO High Yield Fund				PIMCO High Yield Spectrum Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Period from 09/15/2010 to 03/31/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	145,940	$1,304,966	252,502	$2,265,162	284,066	$2,603,614	521,257	$4,812,803	14,721	$156,340	44,464	$462,391
Class P	3,474	31,280	10,102	91,701	9,521	88,383	41,528	387,136	224	2,354	473	4,896
Administrative Class	78	691	39	354	30,196	283,292	59,019	539,529	0	0	0	0
Class D	4,440	39,832	8,885	80,323	16,634	155,435	69,133	633,872	604	6,394	1,886	19,652
Class A	6,278	56,363	21,676	195,889	22,075	205,635	68,179	628,192	132	1,354	202	2,116
Class B	0	0	0	0	66	610	600	5,563	0	0	0	0
Class C	1,635	14,784	11,888	107,837	7,246	67,815	21,073	194,448	61	638	265	2,702
Class R	0	0	0	0	883	8,222	2,971	27,444	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	7,822	68,504	5,616	50,708	28,531	262,483	38,947	359,570	2,067	21,013	635	6,643
Class P	149	1,314	82	744	1,120	10,311	903	8,371	17	178	7	72
Administrative Class	1	7	1	5	3,876	35,717	6,938	63,957	0	0	0	0
Class D	181	1,589	178	1,599	2,627	24,282	5,370	49,496	30	312	17	179
Class A	412	3,638	491	4,418	3,647	33,634	6,393	58,895	5	48	1	13
Class B	0	0	0	0	112	1,042	462	4,238	0	0	0	0
Class C	225	1,989	234	2,111	1,337	12,326	2,346	21,612	8	83	5	51
Class R	0	0	0	0	176	1,628	286	2,640	0	0	0	0
Cost of shares redeemed
Institutional Class	(26,437)	(231,857)	(29,103)	(262,158)	(181,480)	(1,677,535)	(250,960)	(2,309,477)	(777)	(8,112)	(330)	(3,400)
Class P	(5,479)	(48,164)	(4,213)	(37,901)	(10,090)	(93,082)	(19,773)	(183,004)	(624)	(6,093)	(19)	(203)
Administrative Class	(62)	(527)	(16)	(145)	(44,964)	(416,764)	(38,418)	(350,488)	0	0	0	0
Class D	(4,772)	(41,409)	(6,067)	(54,498)	(38,091)	(351,292)	(70,282)	(644,716)	(933)	(9,534)	(1,066)	(11,101)
Class A	(10,714)	(93,475)	(9,201)	(82,670)	(36,027)	(332,915)	(53,937)	(496,211)	(17)	(167)	(116)	(1,223)
Class B	0	0	0	0	(4,084)	(38,330)	(9,331)	(85,555)	0	0	0	0
Class C	(5,609)	(48,632)	(2,854)	(25,638)	(11,334)	(104,899)	(15,794)	(145,344)	(76)	(756)	(10)	(107)
Class R	0	0	0	0	(1,199)	(11,137)	(1,415)	(13,094)	0	0	0	0
Net increase resulting from Fund share transactions	117,562	$1,060,893	260,240	$2,337,841	84,844	$768,475	385,495	$3,569,877	15,442	$164,052	46,414	$482,681

Semiannual Report	September 30, 2011	155

Notes to Financial Statements (Cont.)

	PIMCO Income Fund				PIMCO Long-Term Credit Fund				PIMCO Senior Floating Rate Fund
	Six Months Ended 09/30/2011		Year Ended 03/31/2011		Six Months Ended 09/30/2011		Year Ended 03/31/2011		Period from 04/29/2011 to 09/30/2011
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	59,830	$676,577	275,934	$3,026,590	28,466	$341,908	50,436	$600,089	30,837	$308,729
Class P	13,349	151,138	6,359	70,561	0	0	0	0	338	3,375
Administrative Class	48	551	91	984	0	0	0	0	0	0
Class D	42,989	487,865	58,461	646,132	0	0	0	0	138	1,382
Class A	33,050	374,248	35,090	389,272	0	0	0	0	336	3,354
Class B	0	0	0	0	0	0	0	0	0	0
Class C	17,997	204,134	14,270	157,988	0	0	0	0	190	1,890
Class R	89	1,016	67	753	0	0	0	0	1	10
Issued as reinvestment of distributions
Institutional Class	8,664	98,103	12,182	135,368	4,615	55,873	19,325	225,096	309	3,019
Class P	151	1,709	42	466	0	0	0	0	3	28
Administrative Class	1	8	3	34	0	0	0	0	0	0
Class D	1,568	17,743	1,395	15,542	0	0	0	0	1	6
Class A	778	8,791	685	7,615	0	0	0	0	2	20
Class B	0	0	0	0	0	0	0	0	0	0
Class C	356	4,025	285	3,175	0	0	0	0	1	7
Class R	3	29	1	14	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(16,348)	(184,731)	(30,133)	(333,938)	(8,994)	(107,465)	(81,983)	(967,308)	(440)	(4,396)
Class P	(3,114)	(35,290)	(1,325)	(14,692)	0	0	0	0	(6)	(55)
Administrative Class	(76)	(865)	(67)	(740)	0	0	0	0	0	0
Class D	(17,008)	(192,659)	(17,564)	(195,745)	0	0	0	0	(73)	(728)
Class A	(8,278)	(93,523)	(7,961)	(88,447)	0	0	0	0	(106)	(1,030)
Class B	0	0	0	0	0	0	0	0	0	0
Class C	(2,182)	(24,692)	(1,869)	(20,620)	0	0	0	0	(19)	(187)
Class R	(10)	(111)	(8)	(92)	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	131,857	$1,494,066	345,938	$3,800,220	24,087	$290,316	(12,222)	$(142,123)	31,512	$315,424

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

156	PIMCO CREDIT BOND FUNDS

September 30, 2011 (Unaudited)

As of September 30, 2011, the aggregate cost of investments was the same for federal income tax and financial statement purposes. The net unrealized appreciation/(depreciation) of investment securities for federal income tax purposes were as follows (amounts in thousands):

Fund Name	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
PIMCO Convertible Fund	$55,735	$(129,469)	$(73,734)
PIMCO Credit Absolute Return Fund	311	(2,400)	(2,089)
PIMCO Diversified Income Fund	157,422	(175,547)	(18,125)
PIMCO Floating Income Fund	33,505	(190,649)	(157,144)
PIMCO High Yield Fund	405,508	(760,425)	(354,917)
PIMCO High Yield Spectrum Fund	1,564	(72,618)	(71,054)
PIMCO Income Fund	172,380	(209,565)	(37,185)
PIMCO Long-Term Credit Fund	186,785	(48,625)	138,160
PIMCO Senior Floating Rate Fund	136	(9,857)	(9,721)

(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

Semiannual Report	September 30, 2011	157

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBL	Credit Suisse AG	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NOK	Norwegian Krone
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble
CNY	Chinese Renminbi	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	USD	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
BABs	Build America Bonds	CMBS	Collateralized Mortgage-Backed Security	SP - ADR	Sponsored American Depositary Receipt
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

158	PIMCO CREDIT BOND FUNDS

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Amended and Restated Supervision and Administration Agreement for PIMCO Credit Absolute Return Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV

At a meeting held on August 15-16, 2011, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees, approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of each of the Trust’s series (the “Funds”) for an additional one-year term through August 31, 2012. The Board also considered and approved for an additional one-year term through August 31, 2012, the Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) with PIMCO on behalf of the Funds. The Board also considered and approved the renewal of the: (i) Asset Allocation Sub-Advisory Agreements (the “Asset Allocation Agreements”) with Research Affiliates, LLC (“RALLC”), on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, for an additional one-year term through August 31, 2012; and (ii) Sub-Advisory Agreements (the “Sub-Advisory Agreements”) with RALLC, on behalf of PIMCO EM Fundamental IndexPLUS® TR Strategy Fund and PIMCO Fundamental IndexPLUS® TR Fund, each a series of the Trust, for an additional one-year term through August 31, 2012.

The Board, including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (the “New Funds’ Agreements”) on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, at a meeting on February 28, 2011, and on behalf of PIMCO Credit Absolute Return Fund and PIMCO Inflation Response Multi-Asset Fund, at a meeting on May 23, 2011 (together with PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund, PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund and PIMCO Total Return Fund IV, the “New Funds”). At the meeting held on August 15-16, 2011, the Board also considered and approved the Sub-Advisory Agreement (the “RAFI Sub-Advisory Agreement”) with RALLC, on behalf of PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	Information Received
A.	Materials Reviewed

During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO and RALLC. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO and RALLC to the Trust. In considering whether to approve renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO and RALLC, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, if available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

In considering whether to approve the New Funds’ Agreements, the Board reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

B.	Review Process

In connection with the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and RALLC in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 15-16, 2011 meeting. The independent Trustees also met with counsel to the Trust on August 4, 2011 to discuss the materials presented.

In connection with the approval of the New Funds’ Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data for funds in the appropriate Lipper peer group. The Board also heard oral presentations on matters related to the applicable New Funds’ Agreements and the RAFI Sub-Advisory Agreement at the February 28, 2011, May 23, 2011 and August 15-16, 2011 meetings.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements and the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	Nature, Extent and Quality of Services
A.	PIMCO, RALLC, their Personnel, and Resources

The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address

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Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

the recent growth in assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest with the Trusts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last year, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees considered that PIMCO continued to invest in automated documentation management systems to better track trade documentation with broker-dealers.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2010, including, but not limited to, undertaking significant technology initiatives; assuming responsibility for certain sub-administration services and decoupling from the Allianz Funds; broadening the PIMCO Retail Oversight (“PRO”) group to include oversight of institutional classes; implementing a quality management system for processes/activities; converting to a prospectus content management system; developing a “Pricing Portal” to streamline and automate certain pricing functions; continuing to implement fair valuation level assignments per FAS 157; planning to outsource net asset value delivery to another service provider to accelerate delivery timing to intermediaries; improving the review of Boston Financial Data Services’ large trade processing; implementing new cost basis reporting; establishing a new Funds’ website; and creating the PIMCO Risk Committee, which is the global risk oversight committee at PIMCO.

Similarly, the Board considered the asset-allocation services provided by RALLC to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by RALLC to the PIMCO EM Fundamental IndexPLUS TR Strategy Fund and PIMCO Fundamental IndexPLUS TR Fund. The Board also considered the sub-advisory services to be provided to the PIMCO International Fundamental IndexPLUS® TR Strategy Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund under the RAFI Sub-Advisory Agreement. The Board considered the depth and quality of RALLC’s investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, RALLC’s principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and the New Funds’ Agreements and by RALLC under the Asset Allocation Agreements, Sub-Advisory Agreements and RAFI Sub-Advisory Agreement are likely to benefit the Funds, the New Funds and their shareholders.

B.	Other Services

The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreements. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services it requires under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

With respect to the New Funds, the Board also considered the nature, extent, quality and cost of administrative and shareholder services provided by PIMCO to other series of the Trust under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays a unified fee. The Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3.	Investment Performance

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

The Board received and examined information from PIMCO concerning the Funds’ one-, three-, five- and ten-year performance, as available, for the periods ended March 31, 2011 and other performance data, as available, for the period ended June 30, 2011 (the “PIMCO Report”) and from Lipper concerning the Funds’ one-, three-, five-, ten- and fifteen-year performance, as available, for the periods ended May 31, 2011 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2011 meeting. The Trustees noted that the assets of the Funds continued to grow and that a majority of the Funds outperformed the Lipper medians over the three-year and longer periods. The Board noted that, as of May 31, 2011, the Institutional Class of 76%, 73% and 64% of the Funds outperformed its Lipper category median over the three-year, five-year and ten-year period, respectively. The Trustees considered that other classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of

160	PIMCO CREDIT BOND FUNDS

(Unaudited)

securities and that differences in performance among classes could principally be attributed to differences in the distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Funds may not always be identical to those of the other funds in their respective peer groups, that the Lipper categories do not separate funds based upon maturity or duration, do not account for the funds’ hedging strategies, do not distinguish between enhanced index and actively managed equity strategies, do not include as many subsets as the Funds offer (i.e., Funds may be placed in a “catch-all” Lipper category to which they do not properly belong) and do not account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Funds and their so-called peers may be inexact.

The Board noted that, of the Funds with at least 5 years of performance history, more than 90% outperformed the relative benchmark indexes on a net-of-fees basis over the five-year period ended May 31, 2011, as indicated in the PIMCO Report. The Board considered that, over periods three years and longer ended May 31, 2011, more than 90% of Funds (based on Institutional Class performance) have outperformed the relative benchmark indexes on a net-of-fees basis. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors during the short- and long-term, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the three- and five-year periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered PIMCO’s proposal to reduce the supervisory and administrative fee for certain classes for several Funds, as well as historic fee reductions, including the significant supervisory and administrative fee reductions that took effect in May 2011.

The Board considered the intensive nature of managing bond funds, noting that it requires a number of factors, including, varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreements.

4.	Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO strives to price funds with total expense ratios at or below the respective Lipper median, while providing premium investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also noted that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds.

With respect to the New Funds, the Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expenses of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group Expense Comparison” of comparable funds, as well as the universe of other similar funds. The Board compared the New Funds’ total expenses to other funds in the Peer Group Expense Comparison provided by Lipper and found the New Funds’ total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, and found them to be comparable. The Trustees noted that the advisory fees for the Funds were the same or lower than PIMCO separate account fees in 31 out of 44 strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including differences in the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

With respect to the PIMCO Credit Absolute Return Fund and PIMCO Total Return Fund IV, the Board reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other clients with a similar investment strategy. At the time the Board considered the advisory fees, PIMCO did not manage any separate accounts or other products with investment strategies similar to the PIMCO Inflation Response Multi-Asset Fund, PIMCO International Fundamental IndexPLUS® TR Strategy Fund, PIMCO RealRetirement® 2015 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO Senior Floating Rate Fund and PIMCO Small Company Fundamental IndexPLUS® TR Strategy Fund, and, thus, no comparative fee information was considered.

The Board also considered the Funds’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that as the Funds’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the Funds and their shareholders.

With respect to overall levels of Fund expenses, the Board observed that bond funds are more fee- and expense-ratio sensitive than equity funds, given the tangible impact of fees and expenses on yield, and that investors appear to be satisfied with the Funds’ performance, as evidenced by the continued growth in Fund assets. The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above

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Approval of Renewal of the Amended and Restated Investment Advisory Contract, Amended and Restated Supervision and Administration Agreement, Asset Allocation Sub-Advisory Agreements and Sub-Advisory Agreements  (Cont.)

(Unaudited)

median total expenses. The Board noted that several Funds launched in recent years have been unique products that have few, if any peers, and cannot easily be grouped with comparable funds. Upon comparing the Funds’ total expenses to other funds in the Expense Groups provided by Lipper, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying Funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying Funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

In connection with the approval of the New Funds’ Agreements, the Board also considered the Trust’s unified fee structure and the services to be provided under the New Funds’ Agreements. The Board concluded that the New Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on fund expense ratios that would be beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels.

The Board noted that, with few exceptions, PIMCO has maintained Fund fees at the same guaranteed level as implemented when the unified fee was adopted, and has reduced fees on a number of Funds in prior years. The Board further noted that, although the unified fee structure does not have break points, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. With respect to the New Funds, the Board also noted that PIMCO proposed to add the New Funds to the Expense Limitation Agreement currently in effect for certain other Funds.

Based on the information presented by PIMCO, RALLC and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Fund, are reasonable.

With respect to the New Funds, based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Funds, are reasonable and approval of the New Funds’ Agreements would likely benefit each New Fund and its shareholders.

5.	Adviser Costs, Level of Profits and Economies of Scale

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were similar to the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee (which, together with the advisory fee, serves as a proxy for each Fund’s overall expense ratio). The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board reviewed the history of the Funds’ fee structure, noting that the unified supervisory and administrative services fee was an extension of the initial “expense guarantee” under which PIMCO had agreed to maintain the expense ratio of each Fund at specified levels for a period of time to make the Funds attractive to an institutional shareholder base. The Board noted that additional Funds and share classes have been “built” on that institutional platform, which has meant that, overall, the Funds have traditionally had lower fees than many competitors. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. Finally, the Board considered that during the recent market downturn the Funds’ unified fee has protected shareholders against an increase in expenses that may accompany declines in assets.

The Board concluded that the Funds’ cost structures and the New Funds’ proposed cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Funds, to the benefit of Fund shareholders.

6.	Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	Conclusions

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and RALLC continued to be excellent and favored the renewal of the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements. The Board concluded that the Agreements, the Asset Allocation Agreements, and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to RALLC by PIMCO under the Asset Allocation Agreements and the Sub-Advisory Agreements, and that the renewal of the Agreements and the Asset Allocation Agreements was in the best interests of the Funds and their shareholders.

With respect to the New Funds, based on its review, including its consideration of each of the factors referred to above, the Board concluded that the New Funds’ Agreements and the RAFI Sub-Advisory Agreement were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and the fees paid to RALLC by PIMCO under the RAFI Sub-Advisory Agreement, and that the approval of the New Funds’ Agreements and the RAFI Sub-Advisory Agreement was in the best interests of the New Funds and their shareholders.

162	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

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PF4006SAR_093011

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants. The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its semiannual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Total Return Fund

September 30, 2011

Complete Schedule of Investments

Schedule of Investments PIMCO Total Return Fund	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%

AGFS Funding Co.
5.500% due 05/10/2017		$477,950	$	419,999
Ally Financial, Inc.
6.000% due 06/11/2012		23,000		22,531

Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		9,950		8,905

Charter Communications, Inc.
3.620% due 09/06/2016		5,000		4,850

Chrysler Group LLC
6.000% due 05/24/2017		7,250		6,383

CommScope, Inc.
5.000% due 01/14/2018		10,973		10,767

Desarrolladora Homex S.A.B. de C.V.
3.737% due 04/27/2012		70,600		70,475

Dole Food Co., Inc.
5.000% due 07/08/2018		42,028		41,476
6.000% due 07/08/2018		2,472		2,440

Fresenius Medical Care Holdings, Inc.
1.744% due 03/31/2013		2		2

Georgia-Pacific LLC
2.352% due 12/20/2012		2,000		1,996

HCA, Inc.
2.619% due 11/17/2013		71,500		69,516
2.869% due 05/02/2016		108,526		101,404

Intelsat Ltd.
5.250% due 04/02/2018		24,938		24,070

International Lease Finance Corp.
6.750% due 03/17/2015		40,000		40,133
7.000% due 03/17/2016		41,146		41,249

JBS USA Holdings, Inc.
4.250% due 05/25/2018		18,000		17,280

Kabel Deutschland Holding AG
5.357% due 12/31/2016	EUR	11,000		14,329

Nalco Co.
4.500% due 10/05/2017		$4,975		4,970

Reynolds Group Holdings
6.500% due 08/31/2018		3,300		3,202

Rovi Corp.
4.000% due 02/07/2018		5,985		5,921

Sensata Technologies BV
4.000% due 05/12/2018		25,000		24,406

SunGard Data Systems, Inc.
3.726% due 02/28/2014		3,500		3,423

Syniverse Holdings, Inc.
5.250% due 12/21/2017		6,965		6,881

Texas Competitive Electric Holdings Co. LLC
4.726% due 10/10/2017		14,952		10,069
4.772% due 10/10/2017		15,904		10,710

TransDigm, Inc.
4.000% due 02/14/2017		11,940		11,694

U.S. Airways Group, Inc.
2.739% due 03/23/2014		26,980		23,078

UCI International, Inc.
5.500% due 07/26/2017		4,975		4,950

Urbi Desarrollos Urbanos S.A.B. de C.V.
3.350% due 12/16/2011		45,000		44,290

Vodafone Group PLC
6.250% due 07/24/2016		146,400		147,132
6.875% due 08/17/2015		148,775		149,519

Yell Group
3.989% due 07/31/2014		25,904		8,497

Total Bank Loan Obligations (Cost $1,447,834)				1,356,547

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

CORPORATE BONDS & NOTES 30.2%

BANKING & FINANCE 23.4%

21st Century Insurance Group
5.900% due 12/15/2013		$160	$	166

Abbey National Capital Trust I
8.963% due 12/29/2049		10,000		9,722

Abbey National Treasury Services PLC
1.832% due 04/25/2014		219,900		209,660

ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		15,000		11,325

Ace INA Holdings, Inc.
5.700% due 02/15/2017		50		56
5.875% due 06/15/2014		3,400		3,766

Aflac, Inc.
6.900% due 12/17/2039		31,000		31,989

AIG Life Holdings U.S., Inc.
6.625% due 02/15/2029		56,950		52,821
7.500% due 07/15/2025		15,080		14,439

AIG SunAmerica Global Financing X
6.900% due 03/15/2032		19,896		21,045

Allstate Corp.
5.000% due 08/15/2014		70		77
6.125% due 12/15/2032		150		171
6.125% due 05/15/2037		5,200		4,693
6.500% due 05/15/2057		8,000		7,160

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		167,500		177,601

Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	27,165		36,291

Ally Financial, Inc.
0.000% due 12/01/2012		$32,400		29,484
0.000% due 06/15/2015		2,100		1,507
2.526% due 12/01/2014		12,300		10,778
3.478% due 02/11/2014		406,006		373,377
3.751% due 06/20/2014		207,600		189,632
4.500% due 02/11/2014		183,925		168,751
5.250% due 01/15/2014		61		57
5.700% due 10/15/2013		15		14
5.700% due 12/15/2013		312		294
5.850% due 05/15/2013		60		58
5.850% due 06/15/2013		80		77
5.900% due 12/15/2013		194		183
5.900% due 01/15/2019		491		416
5.900% due 02/15/2019		474		399
5.900% due 10/15/2019		86		72
6.000% due 12/15/2011		193,411		194,620
6.000% due 05/23/2012		33,318		33,401
6.000% due 11/15/2013		239		228
6.000% due 12/15/2013		111		105
6.000% due 02/15/2019		5,288		4,474
6.000% due 03/15/2019		15,116		12,784
6.000% due 04/15/2019		3,454		2,915
6.000% due 09/15/2019		569		477
6.050% due 08/15/2019		1,404		1,182
6.050% due 10/15/2019		1,662		1,412
6.100% due 11/15/2013		124		119
6.100% due 09/15/2019		722		602
6.125% due 10/15/2019		306		262
6.150% due 09/15/2013		50		48
6.150% due 11/15/2013		25		24
6.150% due 12/15/2013		35		33
6.150% due 08/15/2019		2,022		1,716
6.150% due 09/15/2019		785		674
6.150% due 10/15/2019		1,736		1,471
6.200% due 11/15/2013		154		148
6.200% due 04/15/2019		2,980		2,550

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.250% due 07/15/2013	$230	$	223
6.250% due 10/15/2013	111		107
6.250% due 11/15/2013	170		163
6.250% due 02/15/2016	280		252
6.250% due 12/01/2017	7,100		6,216
6.250% due 12/15/2018	320		278
6.250% due 01/15/2019	409		354
6.250% due 04/15/2019	2,697		2,311
6.250% due 05/15/2019	1,161		993
6.250% due 07/15/2019	1,686		1,442
6.300% due 03/15/2013	20		19
6.300% due 10/15/2013	160		154
6.300% due 11/15/2013	135		132
6.300% due 03/15/2016	1,195		1,075
6.300% due 08/15/2019	512		439
6.350% due 02/15/2016	75		68
6.350% due 04/15/2016	234		211
6.350% due 10/15/2016	60		54
6.350% due 04/15/2019	1,184		1,023
6.350% due 07/15/2019	1,520		1,308
6.375% due 01/15/2014	120		114
6.400% due 03/15/2013	50		49
6.400% due 03/15/2016	50		45
6.400% due 12/15/2018	96		84
6.400% due 11/15/2019	2,403		2,039
6.500% due 02/15/2013	105		103
6.500% due 03/15/2013	117		114
6.500% due 04/15/2013	190		185
6.500% due 05/15/2013	228		222
6.500% due 06/15/2013	20		19
6.500% due 08/15/2013	50		49
6.500% due 11/15/2013	388		372
6.500% due 02/15/2016	15		14
6.500% due 03/15/2016	167		151
6.500% due 09/15/2016	436		392
6.500% due 10/15/2016	751		678
6.500% due 06/15/2018	2,860		2,547
6.500% due 12/15/2018	802		706
6.500% due 05/15/2019	1,377		1,199
6.500% due 01/15/2020	42		36
6.550% due 10/15/2016	450		407
6.550% due 12/15/2019	105		90
6.600% due 08/15/2016	5,162		4,751
6.600% due 05/15/2018	100		90
6.600% due 06/15/2019	346		303
6.625% due 05/15/2012	104,642		105,950
6.650% due 02/15/2013	46		45
6.650% due 04/15/2016	109		99
6.650% due 06/15/2018	67		60
6.650% due 10/15/2018	517		461
6.700% due 05/15/2014	55		52
6.700% due 06/15/2014	263		249
6.700% due 08/15/2016	125		113
6.700% due 06/15/2018	2,828		2,550
6.700% due 11/15/2018	154		137
6.700% due 06/15/2019	582		513
6.700% due 12/15/2019	60		52
6.750% due 09/15/2012	1,490		1,458
6.750% due 10/15/2012	1,102		1,080
6.750% due 04/15/2013	73		72
6.750% due 06/15/2014	95		90
6.750% due 12/01/2014	152,394		147,463
6.750% due 07/15/2016	226		206
6.750% due 08/15/2016	1,683		1,528
6.750% due 09/15/2016	534		484
6.750% due 11/15/2016	105		96
6.750% due 03/15/2018	363		324

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 07/15/2018	$421	$380
6.750% due 09/15/2018	223	199
6.750% due 10/15/2018	256	229
6.750% due 11/15/2018	488	436
6.750% due 05/15/2019	2,291	2,026
6.750% due 06/15/2019	682	603
6.800% due 04/15/2013	20	20
6.800% due 09/15/2016	10	9
6.800% due 09/15/2018	172	154
6.800% due 10/15/2018	445	400
6.850% due 04/15/2016	200	184
6.850% due 05/15/2016	60	55
6.850% due 07/15/2016	50	46
6.850% due 05/15/2018	201	183
6.875% due 08/28/2012	320,944	327,708
6.875% due 10/15/2012	987	968
6.875% due 08/15/2016	1,712	1,565
6.875% due 07/15/2018	40	36
6.900% due 06/15/2017	540	489
6.900% due 07/15/2018	870	792
6.900% due 08/15/2018	278	244
6.950% due 06/15/2017	100	91
7.000% due 02/01/2012	71,504	72,130
7.000% due 10/15/2012	892	876
7.000% due 12/15/2012	856	856
7.000% due 01/15/2013	947	933
7.000% due 08/15/2013	97	95
7.000% due 05/15/2016	269	248
7.000% due 08/15/2016	64	59
7.000% due 11/15/2016	377	348
7.000% due 12/15/2016	215	197
7.000% due 02/15/2017	75	69
7.000% due 06/15/2017	721	656
7.000% due 07/15/2017	764	695
7.000% due 02/15/2018	1,781	1,613
7.000% due 03/15/2018	384	347
7.000% due 05/15/2018	316	290
7.000% due 08/15/2018	95	84
7.000% due 09/15/2018	130	118
7.000% due 02/15/2021	191	166
7.000% due 09/15/2021	376	326
7.000% due 11/15/2024	11,557	9,878
7.050% due 03/15/2018	1,225	1,111
7.050% due 04/15/2018	533	491
7.100% due 09/15/2012	1,800	1,767
7.100% due 01/15/2013	255	252
7.125% due 08/15/2012	9,553	9,481
7.125% due 12/15/2012	304	300
7.125% due 10/15/2017	713	650
7.150% due 11/15/2012	264	261
7.150% due 06/15/2016	297	275
7.150% due 09/15/2018	353	322
7.150% due 03/15/2025	90	79
7.200% due 10/15/2017	685	627
7.250% due 08/15/2012	5,893	5,854
7.250% due 06/15/2016	375	349
7.250% due 09/15/2017	10,086	9,221
7.250% due 01/15/2018	912	836
7.250% due 04/15/2018	2,723	2,534
7.250% due 08/15/2018	5,418	4,945
7.250% due 09/15/2018	261	240
7.250% due 01/15/2025	2,346	2,053
7.250% due 02/15/2025	297	263
7.250% due 03/15/2025	210	186
7.300% due 12/15/2017	102	94
7.300% due 01/15/2018	2,600	2,386
7.350% due 04/15/2018	2,093	1,960

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 11/15/2016		$5,047	$4,877
7.375% due 04/15/2018		328	308
7.400% due 12/15/2017		2,217	2,047
7.500% due 10/15/2012		145	144
7.500% due 12/31/2013		130,835	133,125
7.500% due 05/15/2016		555	522
7.500% due 11/15/2016		8,510	8,014
7.500% due 08/15/2017		752	681
7.500% due 11/15/2017		997	926
7.500% due 12/15/2017		2,450	2,273
7.500% due 09/15/2020		253,800	230,641
7.500% due 03/15/2025		50	44
7.625% due 11/15/2012		151	150
7.750% due 10/15/2012		123	122
7.750% due 10/15/2017		133	125
8.000% due 10/15/2017		117	111
8.000% due 11/15/2017		144	137
8.000% due 03/15/2020		50,000	46,406
8.000% due 11/01/2031		71,670	65,649
8.125% due 11/15/2017		196	188
8.250% due 03/15/2017		40	39
8.300% due 02/12/2015		220,745	218,813
9.000% due 07/15/2015		276	273
9.000% due 07/15/2020		154	151

American Express Bank FSB
0.369% due 05/29/2012		17,325	17,274
0.525% due 06/12/2017		47,000	43,262
5.500% due 04/16/2013		271,540	286,795
6.000% due 09/13/2017		295,710	333,211

American Express Centurion Bank
5.550% due 10/17/2012		16,500	17,199
6.000% due 09/13/2017		310,100	348,721

American Express Co.
4.875% due 07/15/2013		400	420
5.500% due 09/12/2016		335	375
6.150% due 08/28/2017		30,575	35,018
6.800% due 09/01/2066		7,489	7,283
7.000% due 03/19/2018		299,014	354,570
7.250% due 05/20/2014		12,500	14,181
8.125% due 05/20/2019		500	633
8.150% due 03/19/2038		90	129

American Express Credit Corp.
0.355% due 02/24/2012		53,000	52,917
5.125% due 08/25/2014		84,500	91,560
5.375% due 10/01/2014	GBP	250	415
5.875% due 05/02/2013		$162,610	172,530
6.625% due 09/24/2012	GBP	100	162
7.300% due 08/20/2013		$515	564

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011		44,909	45,139

American General Capital II
8.500% due 07/01/2030		112,200	107,432

American General Institutional Capital
7.570% due 12/01/2045		20,000	18,200
8.125% due 03/15/2046		46,450	43,199

American International Group, Inc.
0.000% due 10/15/2037		200,000	29,835
0.000% due 01/18/2047		135,329	16,962
0.360% due 10/18/2011		98,950	98,950
0.445% due 10/22/2012	JPY	5,000,000	63,595
0.451% due 03/20/2012		$108,000	107,511
1.400% due 04/03/2012	JPY	5,600,000	72,199
1.490% due 12/21/2011		11,900,000	153,937
1.783% due 07/19/2013	EUR	16,600	20,561
2.610% due 03/23/2012	SEK	234,000	33,961
2.750% due 12/21/2016	CHF	13,820	13,052
2.875% due 04/16/2015		81,335	80,222

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 06/29/2017	CHF	23,320	$22,006
3.750% due 11/30/2013		$139,700	139,916
4.250% due 05/15/2013		193,596	193,341
4.375% due 04/26/2016	EUR	14,650	17,790
4.500% due 12/20/2017 (r)	HKD	500,000	66,221
4.875% due 03/15/2067	EUR	85,800	68,012
4.900% due 06/02/2014	CAD	77,586	72,881
4.950% due 03/20/2012		$241,330	242,838
5.000% due 06/26/2017	EUR	23,250	28,385
5.000% due 04/26/2023	GBP	26,500	35,368
5.050% due 10/01/2015		$188,011	184,265
5.375% due 10/18/2011		136,830	136,830
5.450% due 05/18/2017		290,310	278,853
5.600% due 10/18/2016		123,771	122,649
5.750% due 03/15/2067	GBP	50,000	50,291
5.850% due 01/16/2018		$380,817	378,628
6.250% due 05/01/2036		264,540	255,456
6.250% due 03/15/2037		136,921	95,502
6.400% due 12/15/2020		81,700	83,488
7.980% due 06/15/2017	MXN	177,485	12,053
8.000% due 05/22/2038	EUR	61,250	64,417
8.000% due 05/22/2068		61,300	64,469
8.175% due 05/15/2068		$953,836	845,337
8.250% due 08/15/2018		811,070	902,320
8.625% due 05/22/2038	GBP	248,250	325,182

Ameriprise Financial, Inc.
5.650% due 11/15/2015		$25	28

Amsouth Bank
5.200% due 04/01/2015		5,000	4,700

Anadarko Finance Co.
7.500% due 05/01/2031		400	476

ANZ National International Ltd.
3.125% due 08/10/2015		1,400	1,408
6.200% due 07/19/2013		231,650	247,499

ASB Finance Ltd.
1.585% due 02/13/2012	EUR	900	1,205

Asian Development Bank
4.500% due 09/04/2012		$160	166

ASIF Global Financing XIX
4.900% due 01/17/2013		21,493	21,779

ASIF II
5.125% due 01/28/2013	GBP	11,482	18,173

ASIF III Jersey Ltd.
4.750% due 09/11/2013	EUR	17,479	23,556

Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		$114,700	115,199
3.700% due 01/13/2015		200	208
4.750% due 12/07/2018	GBP	300	466

AXA S.A.
6.463% due 12/29/2049		$800	566

BAC Capital Trust VI
5.625% due 03/08/2035		7,200	5,174

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	72,050	67,413

BAC Capital Trust XI
6.625% due 05/23/2036		$90	68

BAC Capital Trust XIV
5.630% due 09/29/2049		345	191

BAC Capital Trust XV
1.126% due 06/01/2056		10	5

Banco del Estado de Chile
4.125% due 10/07/2020		38,000	38,380

Banco do Brasil S.A.
4.500% due 01/22/2015		32,500	33,514
4.500% due 01/20/2016	EUR	50,000	65,068
6.000% due 01/22/2020		$11,500	12,420

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	$4,975

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		24,500	24,622

Banco Santander Brasil S.A.
2.450% due 03/18/2014		486,400	470,804
4.250% due 01/14/2016		244,300	231,157
4.500% due 04/06/2015		40,400	39,188

Banco Santander Chile
1.850% due 01/19/2016		169,700	153,579

Bank of America Corp.
0.509% due 10/14/2016		45,000	35,151
0.616% due 08/15/2016		82,800	63,060
0.837% due 09/11/2012		1,500	1,473
1.673% due 01/30/2014		8,400	7,613
1.796% due 07/11/2014		13,200	11,758
4.000% due 03/28/2018	EUR	9,700	9,026
4.750% due 08/15/2013		$500	498
4.750% due 04/03/2017	EUR	5,000	5,977
4.750% due 05/23/2017		6,500	6,297
4.750% due 05/06/2019		9,182	8,799
4.875% due 09/15/2012		$10,250	10,257
4.875% due 01/15/2013		5,310	5,294
4.900% due 05/01/2013		65	64
5.080% due 02/14/2012	AUD	10,000	9,586
5.125% due 11/15/2014		$125	123
5.200% due 03/15/2018		100	91
5.250% due 12/01/2015		275	255
5.250% due 11/09/2016	GBP	100	132
5.280% due 02/14/2017	AUD	11,000	8,546
5.375% due 09/11/2012		$250	251
5.500% due 12/04/2019	GBP	500	707
5.625% due 10/14/2016		$185	178
5.650% due 05/01/2018		69,490	66,139
5.750% due 12/01/2017		49,840	46,838
6.000% due 09/01/2017		249,105	240,133
6.125% due 09/15/2021	GBP	200	286
6.500% due 08/01/2016		$2,100	2,089
7.000% due 06/15/2016	EUR	8,250	11,071
7.250% due 10/15/2025		$200	194
7.375% due 05/15/2014		137,775	142,188
7.625% due 06/01/2019		17,560	18,492
7.800% due 09/15/2016		2,000	2,074
8.125% due 12/29/2049 (l)		7,000	5,960

Bank of America Institutional Capital
8.070% due 12/31/2026		4,400	4,070

Bank of America N.A.
0.627% due 06/15/2016		121,860	94,532
5.300% due 03/15/2017		500	452
6.000% due 10/15/2036		70,500	64,731
6.100% due 06/15/2017		5,850	5,458

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,700	123,110

Bank of India
4.750% due 09/30/2015		14,200	14,017

Bank of Montreal
2.850% due 06/09/2015		134,500	142,153

Bank of New York Mellon Corp.
4.500% due 04/01/2013		500	528
4.600% due 01/15/2020		20	22
6.375% due 04/01/2012		200	205

Bank of Nova Scotia
1.450% due 07/26/2013		3,000	3,032
1.650% due 10/29/2015		163,300	164,775
2.250% due 01/22/2013		48,000	48,926
3.400% due 01/22/2015		25	26

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of Scotland PLC
5.250% due 02/21/2017		$100	$108
5.500% due 06/15/2012		12,000	12,312
5.625% due 05/23/2013	EUR	3,900	5,392
7.281% due 05/29/2049	GBP	50	46
7.286% due 05/29/2049		50	49

Bank One Capital III
8.750% due 09/01/2030		$325	403

Bank One Corp.
4.900% due 04/30/2015		10,000	10,550
5.900% due 11/15/2011		12,500	12,561
7.750% due 07/15/2025		200	240

BankAmerica Capital II
8.000% due 12/15/2026		10	9

Barclays Bank PLC
0.531% due 03/23/2017		27,000	24,328
1.740% due 05/30/2017	EUR	17,000	21,061
1.753% due 01/28/2015		$20,000	18,588
2.375% due 01/13/2014		43,400	42,483
2.500% due 01/23/2013		65,000	64,585
5.000% due 09/22/2016		1,000	1,004
5.125% due 01/08/2020		700	688
5.200% due 07/10/2014		4,400	4,505
5.250% due 05/27/2014	EUR	50	69
5.450% due 09/12/2012		$137,050	140,512
5.750% due 08/17/2021	GBP	750	1,183
6.000% due 01/23/2018	EUR	900	1,081
6.050% due 12/04/2017		$271,836	250,014
6.369% due 06/29/2049	GBP	3,500	3,670
6.860% due 09/29/2049		$6,410	4,679
7.434% due 09/29/2049		98,725	81,448
10.179% due 06/12/2021		490,297	526,128
14.000% due 11/29/2049	GBP	337,508	555,520

Barnett Capital III
0.879% due 02/01/2027		$2,000	1,255

Barrick International Barbados Corp.
5.750% due 10/15/2016		100	114

BB&T Corp.
3.200% due 03/15/2016		75	77
4.750% due 10/01/2012		145	149

BBVA Bancomer S.A.
4.500% due 03/10/2016		96,500	90,710
6.500% due 03/10/2021		191,600	178,667

Bear Stearns Cos. LLC
0.603% due 02/23/2012		1,000	999
0.688% due 11/21/2016		58,706	54,681
1.540% due 11/30/2011	JPY	2,000,000	25,959
5.300% due 10/30/2015		$21,200	22,921
5.350% due 02/01/2012		905	919
5.550% due 01/22/2017		1,355	1,421
5.700% due 11/15/2014		9,000	9,717
6.400% due 10/02/2017		267,429	304,252
7.250% due 02/01/2018		222,765	263,193

BellSouth Capital Funding Corp.
7.875% due 02/15/2030		20	27

BFC Finance Corp.
7.375% due 12/01/2017		825	1,045

BlackRock, Inc.
5.000% due 12/10/2019		30	33

BM&FBovespa S.A.
5.500% due 07/16/2020		16,500	16,397

BNP Paribas Home Loan Covered Bonds SFH
4.500% due 05/30/2014	EUR	3,800	5,347
4.750% due 05/28/2013		2,900	4,039

BNP Paribas S.A.
0.537% due 12/09/2016		$10,000	9,490
0.646% due 04/08/2013		21,000	20,158

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.146% due 01/10/2014		$700	$653
3.600% due 02/23/2016		100,000	98,569
4.730% due 04/29/2049	EUR	5,000	4,354
5.000% due 01/15/2021		$187,800	184,452
5.186% due 06/29/2049		4,850	3,395
5.954% due 07/29/2049	GBP	14,850	15,863
7.195% due 06/29/2049 (l)		$25,500	19,890

BNY Mellon N.A.
4.750% due 12/15/2014		50	55

BNZ International Funding Ltd.
2.625% due 06/05/2012		10,000	10,144

Boeing Capital Corp.
5.800% due 01/15/2013		80	85

BPCE S.A.
2.019% due 02/07/2014		71,000	67,234
2.375% due 10/04/2013		59,900	58,322
4.625% due 07/29/2049	EUR	2,700	1,863
6.117% due 10/29/2049		300	215

BRFkredit A/S
0.499% due 04/15/2013		$300	300

C5 Capital SPV Ltd.
6.196% due 12/29/2049		15,000	7,050

C10 Capital SPV Ltd.
6.722% due 12/29/2049		29,900	14,053

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		101,100	102,644

Capital One Bank USA N.A.
6.500% due 06/13/2013		55	59
8.800% due 07/15/2019		115,000	135,829

Capital One Capital V
10.250% due 08/15/2039		30,000	30,638

Capital One Capital VI
8.875% due 05/15/2040		53,600	54,760

Capital One Financial Corp.
5.500% due 06/01/2015		50	54
6.150% due 09/01/2016		8,462	8,979
6.250% due 11/15/2013		193	208
6.750% due 09/15/2017		231,375	262,928
7.375% due 05/23/2014		13,012	14,549

Caterpillar Financial Services Corp.
4.850% due 12/07/2012		1,200	1,253
5.450% due 04/15/2018		25	29
6.047% due 06/29/2012	AUD	39,500	38,355
7.150% due 02/15/2019		$100	129

CBA Capital Trust I
5.805% due 08/29/2049		7,500	7,211

CBA Capital Trust II
6.024% due 03/29/2049		7,465	6,982

Charter One Bank N.A.
6.375% due 05/15/2012		6,350	6,347

Chubb Corp.
6.375% due 03/29/2067		6,000	5,843
6.500% due 05/15/2038		10,000	12,474

CIT Group, Inc.
5.250% due 04/01/2014		88,800	86,358
7.000% due 05/01/2014		37,863	38,668
7.000% due 05/01/2015		37,111	36,879
7.000% due 05/01/2016		31,518	30,612
7.000% due 05/01/2017		44,618	43,335

Citicorp
7.250% due 10/15/2011		12,413	12,433

CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,619

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	900	1,123

Citigroup Capital XXI
8.300% due 12/21/2077		$619,937	609,088

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets Holdings, Inc.
1.735% due 05/13/2035	EUR	20,000	$13,616

Citigroup, Inc.
0.458% due 03/07/2014		$21,000	19,625
0.474% due 03/16/2012		48,576	48,367
0.548% due 11/05/2014		1,265	1,167
0.607% due 06/09/2016		134,200	111,856
1.136% due 02/15/2013		257,000	253,478
1.683% due 03/05/2014	EUR	20,000	25,119
1.693% due 01/12/2012		24,000	32,094
1.695% due 06/28/2013		12,600	16,200
1.696% due 01/13/2014		$404,000	393,473
1.986% due 05/15/2018		1,750	1,613
2.286% due 08/13/2013		207,180	205,041
3.625% due 11/30/2017	EUR	1,650	1,713
4.250% due 02/25/2030		60,000	55,900
4.587% due 12/15/2015		$77,000	79,181
4.750% due 05/19/2015		360	369
4.750% due 05/31/2017	EUR	11,500	12,120
4.750% due 02/10/2019		25,975	28,113
4.875% due 05/07/2015		$46,805	46,829
5.000% due 09/15/2014		95,815	94,075
5.000% due 08/02/2019	EUR	3,910	4,997
5.125% due 05/05/2014		$70	72
5.125% due 12/12/2018	GBP	450	615
5.300% due 10/17/2012		$250,411	256,687
5.500% due 08/27/2012		194,317	199,443
5.500% due 04/11/2013		757,870	780,370
5.500% due 10/15/2014		81	84
5.500% due 02/15/2017		5,625	5,610
5.625% due 08/27/2012		20,917	21,304
5.850% due 07/02/2013		75,679	78,455
5.850% due 12/11/2034		500	485
5.875% due 07/01/2024	GBP	10,150	13,464
5.875% due 02/22/2033		$75	63
6.000% due 02/21/2012		3,500	3,555
6.000% due 12/13/2013		9,508	9,993
6.000% due 08/15/2017		93,242	99,147
6.010% due 01/15/2015		35,718	38,006
6.125% due 11/21/2017		150,675	161,337
6.125% due 05/15/2018		140,995	151,595
6.125% due 08/25/2036		400	340
6.250% due 09/02/2019	GBP	5,000	8,111
6.375% due 08/12/2014		$16,784	17,789
6.393% due 03/06/2023	EUR	70,100	93,283
6.400% due 03/27/2013		9,200	12,643
6.500% due 08/19/2013		$256,779	270,355
6.875% due 03/05/2038		15	16
7.375% due 06/16/2014	EUR	18,400	26,107
7.625% due 04/03/2018	GBP	5,000	8,753
8.125% due 07/15/2039		$195,049	235,040
8.500% due 05/22/2019		95,346	115,456

CNA Financial Corp.
5.850% due 12/15/2014		38,500	40,724
6.500% due 08/15/2016		6,250	6,726

Commonwealth Bank of Australia
2.400% due 01/12/2012		700	704

Compass Bank
6.400% due 10/01/2017		25,000	26,781

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
2.650% due 08/17/2012		300	305
4.750% due 01/15/2020		2,200	2,415
6.875% due 03/19/2020	EUR	4,000	4,878
11.000% due 12/29/2049		$294,861	355,542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Corp. Andina de Fomento
5.750% due 01/12/2017		$165	$181
6.875% due 03/15/2012		55	57
8.125% due 06/04/2019		1,740	2,146

Countrywide Financial Corp.
5.800% due 06/07/2012 (l)		395,763	396,983
6.250% due 05/15/2016		44,755	39,559

Credit Agricole Home Loan SFH
1.002% due 07/21/2014		100	98

Credit Agricole S.A.
0.606% due 02/02/2012		4,100	4,052
1.702% due 01/21/2014		200	188
5.136% due 12/29/2049	GBP	9,950	8,068
6.637% due 05/29/2049		$800	466
6.637% due 05/29/2049 (l)		37,847	22,046
7.589% due 01/29/2049	GBP	150	140

Credit Suisse
2.200% due 01/14/2014		$140,400	139,247
4.375% due 08/05/2020		13,000	12,620
5.000% due 05/15/2013		231,900	239,790
5.300% due 08/13/2019		8,100	8,206
6.000% due 02/15/2018		615	626

Credit Suisse USA, Inc.
4.875% due 01/15/2015		25	26
5.125% due 08/15/2015		55	58
5.375% due 03/02/2016		250	268
5.500% due 08/15/2013		275	288
5.850% due 08/16/2016		1,490	1,641
6.500% due 01/15/2012		115	117
7.125% due 07/15/2032		40	46

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/29/2049		9,100	8,977

Danske Bank A/S
1.299% due 04/14/2014		12,600	11,969
2.500% due 05/10/2012		100	101
5.684% due 12/29/2049	GBP	17,100	18,679

DBS Bank Ltd.
0.510% due 05/16/2017		$22,000	21,560
5.000% due 11/15/2019		8,000	8,364

Deutsche Bank AG
2.237% due 09/22/2015	EUR	10,700	12,763
4.875% due 05/20/2013		$275,385	284,735
6.000% due 09/01/2017		358,150	395,322

Dexia Credit Local
2.000% due 03/05/2013		21,900	21,701

Dexia Credit Local S.A.
0.733% due 04/29/2014		732,000	689,900
2.750% due 01/10/2014		123,770	123,066
2.750% due 04/29/2014		128,800	126,985

DnB NOR Bank ASA
6.012% due 03/29/2049	GBP	100	140
7.250% due 06/23/2020		50	85

DnB NOR Boligkreditt
4.125% due 02/01/2013	EUR	3,200	4,425

Encana Holdings Finance Corp.
5.800% due 05/01/2014		$100	110

EuroCredit CDO I BV
2.647% due 09/03/2012	EUR	1,709	2,255

European Bank for Reconstruction & Development
6.000% due 02/14/2012	RUB	7,000	217

European Financial Stability Facility
3.375% due 07/05/2021	EUR	19,300	26,769

European Investment Bank
1.250% due 09/20/2012	JPY	44,700	584
4.000% due 10/15/2037	EUR	300	448
4.625% due 05/15/2014		$77	85
5.125% due 09/13/2016		39	46

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FCE Bank PLC
7.125% due 01/16/2012	EUR	320,050	$432,003
7.125% due 01/15/2013		310,300	425,078

FIA Card Services N.A.
6.625% due 06/15/2012		$10,000	10,171
7.125% due 11/15/2012		12,835	13,058

Fifth Third Bancorp
0.771% due 12/20/2016		29,030	26,148
5.450% due 01/15/2017		50	53
6.250% due 05/01/2013		100,180	106,121
8.250% due 03/01/2038		1,500	1,804

Fleet Capital Trust V
1.350% due 12/18/2028		800	513

FleetBoston Financial Corp.
6.700% due 07/15/2028		1,200	1,158

FNBC Pass-Through Trust
8.080% due 01/05/2018		184	209

Ford Motor Credit Co. LLC
2.996% due 01/13/2012		197,735	198,834
5.625% due 09/15/2015		2,400	2,421
5.875% due 08/02/2021		160,400	160,066
6.625% due 08/15/2017		50,000	52,166
7.000% due 10/01/2013		84,414	88,865
7.000% due 04/15/2015		27,885	29,349
7.250% due 10/25/2011		72,300	72,391
7.500% due 08/01/2012		353,626	360,943
7.800% due 06/01/2012		16,876	17,299
8.000% due 06/01/2014		252,366	267,821
8.000% due 12/15/2016		202,219	221,310
8.125% due 01/15/2020		30,400	34,642
8.700% due 10/01/2014		97,700	105,827
12.000% due 05/15/2015		63,225	76,344

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	135

Fortis Bank S.A.
4.625% due 10/29/2049		300	248

GATX Financial Corp.
5.500% due 02/15/2012		$7,080	7,166

GE Capital European Funding
1.763% due 05/17/2021	EUR	5,000	5,372

GE Capital UK Funding
1.075% due 03/20/2017	GBP	79,650	110,959
5.875% due 11/04/2020		200	330
6.000% due 04/11/2013		84	137
8.000% due 01/14/2039		300	582

General Electric Capital Corp.
0.351% due 09/20/2013		$25,000	24,182
0.409% due 05/29/2012		700	698
0.436% due 10/06/2015		13,500	12,681
0.481% due 03/20/2014		200	193
0.481% due 06/20/2014		38,000	37,168
0.491% due 12/20/2013		5,000	4,834
0.501% due 12/28/2018		27,400	23,453
0.521% due 03/20/2017		7,000	6,431
0.648% due 05/05/2026		29,950	24,067
4.625% due 09/15/2066	EUR	10,200	10,898
4.875% due 03/04/2015		$200	214
5.375% due 12/18/2040	GBP	200	279
5.500% due 12/18/2018		$90	90
5.500% due 09/15/2066	GBP	150	194
5.500% due 09/15/2067	EUR	171,850	186,491
5.625% due 09/15/2017		$565	621
5.650% due 06/09/2014		100	109
5.750% due 04/11/2025		100	99
5.875% due 01/14/2038		551,787	568,852
6.000% due 06/15/2012		300	311
6.250% due 07/15/2027		90	90

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 11/15/2067		$269,000	$253,533
6.500% due 09/15/2067	GBP	4,500	6,140
6.750% due 03/15/2032		$405	465
6.875% due 01/10/2039		248,176	286,464
8.125% due 05/15/2012		250	258

General Electric Capital Services, Inc.
7.500% due 08/21/2035		76,700	93,926

Genworth Financial, Inc.
6.500% due 06/15/2034		160	125
6.515% due 05/22/2018		15,000	13,205
7.700% due 06/15/2020		15,000	13,260

Genworth Global Funding Trusts
0.426% due 05/15/2012		16,279	16,159
0.439% due 04/15/2014		500	458

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		33,000	33,515

Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700	16,004

GMAC International Finance BV
7.500% due 04/21/2015	EUR	79,120	96,726

Golden West Financial Corp.
4.750% due 10/01/2012		$100	103

Goldman Sachs Capital I
6.345% due 02/15/2034		750	682

Goldman Sachs Capital II
5.793% due 06/01/2043		25,200	15,750

Goldman Sachs Group, Inc.
0.449% due 02/06/2012		200	200
0.653% due 07/22/2015		21,726	19,418
0.746% due 01/12/2015		21,580	19,997
0.765% due 03/29/2017		35,000	29,729
0.805% due 03/22/2016		37,925	32,559
1.253% due 07/29/2013		35,400	34,695
1.269% due 02/07/2014		147,855	141,773
1.835% due 11/15/2014	EUR	200	242
1.883% due 05/23/2016		124,700	142,161
1.886% due 05/18/2015		19,740	23,379
1.905% due 02/04/2013		400	512
1.962% due 01/30/2017		44,350	49,321
2.045% due 08/12/2015 (r)		50,000	60,752
4.750% due 07/15/2013		$500	515
4.750% due 01/28/2014	EUR	1,800	2,412
5.000% due 10/01/2014		$14,215	14,743
5.125% due 01/15/2015		112	116
5.150% due 01/15/2014		10,000	10,363
5.250% due 07/27/2021		196,200	194,200
5.350% due 01/15/2016		17,755	18,399
5.375% due 03/15/2020		1,900	1,892
5.500% due 11/15/2014		223	233
5.625% due 01/15/2017		150	146
5.750% due 10/01/2016		1,430	1,503
5.950% due 01/18/2018		325,065	335,435
5.950% due 01/15/2027		2,690	2,632
6.000% due 05/01/2014		18,140	19,224
6.125% due 02/14/2017	GBP	500	800
6.150% due 04/01/2018		$403,525	419,144
6.250% due 09/01/2017		422,100	440,487
6.375% due 05/02/2018	EUR	13,400	18,337
6.450% due 05/01/2036		$155	142
6.750% due 10/01/2037		322,624	296,594
7.500% due 02/15/2019		57,253	64,051

Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		1,000	948

Hartford Life Global Funding Trusts
0.527% due 06/16/2014		400	391

HBOS Capital Funding LP
6.071% due 06/29/2049		30,450	18,574

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HBOS PLC
0.531% due 09/06/2017		$4,171	$3,026
1.069% due 09/30/2016		3,000	2,268
1.736% due 03/21/2017	EUR	700	687
2.212% due 03/29/2016		14,953	15,237
2.340% due 09/01/2016		1,231	1,227
6.750% due 05/21/2018		$265,938	227,237

HCP, Inc.
2.700% due 02/01/2014		14,000	13,805
5.625% due 02/28/2013		3,225	3,319
5.650% due 12/15/2013		2,530	2,659
6.000% due 01/30/2017		1,700	1,793
6.300% due 09/15/2016		13,000	13,933
6.700% due 01/30/2018		27,900	30,214

Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,242

HSBC Bank Capital Funding Sterling LP
5.862% due 04/29/2049	GBP	15,886	20,190

HSBC Bank PLC
2.000% due 01/19/2014		$148,800	148,114

HSBC Bank USA N.A.
4.625% due 04/01/2014		75	77
5.875% due 11/01/2034		3,000	2,882
6.000% due 08/09/2017		14,400	15,469

HSBC Capital Funding LP
4.610% due 12/29/2049		400	355
10.176% due 12/29/2049		66,160	81,046

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		7,900	6,597

HSBC Finance Corp.
0.499% due 01/15/2014		5,000	4,717
0.756% due 06/01/2016		28,100	25,080
1.804% due 04/05/2013	EUR	25,000	32,592
5.000% due 06/30/2015		$205	212
5.250% due 01/15/2014		100	105
5.500% due 01/19/2016		500	523
5.750% due 01/10/2014		264	265
5.830% due 11/10/2013		229	230
5.880% due 10/10/2013		100	101
6.010% due 11/10/2013		550	555
6.320% due 09/15/2013		1,115	1,125
6.375% due 11/27/2012		2,500	2,592
7.000% due 05/15/2012		315	324

HSBC France S.A.
4.875% due 01/15/2014	EUR	1,700	2,397

HSBC Holdings PLC
0.446% due 10/06/2016		$10,000	10,050
6.375% due 10/18/2022	GBP	400	646
6.500% due 05/20/2024		350	616
6.500% due 05/02/2036		$194,600	196,331
6.500% due 09/15/2037		111,300	109,825
6.800% due 06/01/2038		600	603

HSBC USA, Inc.
0.688% due 01/29/2049		5,000	4,989

ILFC E-Capital Trust I
4.770% due 12/21/2065		32,706	22,901

ILFC E-Capital Trust II
6.250% due 12/21/2065		36,420	27,133

ING Bank NV
0.876% due 01/13/2012		58,200	58,192
1.169% due 03/30/2012		30,700	30,666
1.397% due 03/15/2013		280,100	278,313
1.737% due 06/09/2014		204,200	200,881
2.000% due 10/18/2013		91,600	89,321
2.500% due 01/14/2016		92,700	93,043
2.625% due 02/09/2012		17,200	17,330
2.650% due 01/14/2013		43,260	42,994

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 03/19/2014		$2,600	$2,787
6.875% due 05/30/2023	GBP	250	371

International Bank for Reconstruction & Development
5.000% due 04/01/2016		$69	80

International Lease Finance Corp.
0.596% due 07/13/2012		13,230	12,597
4.750% due 01/13/2012		56,206	55,925
5.000% due 09/15/2012		41,720	40,990
5.250% due 01/10/2013		15,000	14,530
5.300% due 05/01/2012		172,475	171,181
5.350% due 03/01/2012		150,854	149,723
5.400% due 02/15/2012		160,848	160,044
5.550% due 09/05/2012		27,915	27,601
5.625% due 09/20/2013		49,508	47,713
5.750% due 05/15/2016		55,500	49,406
5.875% due 05/01/2013		57,540	55,814
6.375% due 03/25/2013		84,504	82,603
6.625% due 11/15/2013		86,223	84,067
6.750% due 09/01/2016		157,760	158,943
7.125% due 09/01/2018		27,358	27,597

Intesa Sanpaolo SpA
2.708% due 02/24/2014		345,200	311,066
5.500% due 12/19/2016	GBP	80	118
6.500% due 02/24/2021		$40,000	35,642
8.047% due 06/29/2049	EUR	35,700	31,687
8.375% due 10/29/2049		6,000	5,470

IPIC GMTN Ltd.
3.125% due 11/15/2015		$27,000	27,405
5.000% due 11/15/2020		47,500	48,925

iStar Financial, Inc.
5.150% due 03/01/2012		10,000	9,700
5.950% due 10/15/2013		10,000	8,775

John Deere Capital Corp.
4.950% due 12/17/2012		85	89
5.100% due 01/15/2013		75	79
7.000% due 03/15/2012		175	180

JPMorgan Chase & Co.
0.404% due 11/01/2012		3,500	3,492
1.053% due 01/24/2014		65,000	64,323
1.097% due 05/02/2014		47,300	46,619
1.119% due 09/30/2013		10,600	10,594
1.786% due 09/26/2013	EUR	30,675	40,258
1.993% due 10/12/2015		24,000	28,219
2.600% due 01/15/2016		$300	294
3.150% due 07/05/2016		541,480	538,906
3.450% due 03/01/2016		34,000	34,196
3.700% due 01/20/2015		23,800	24,417
4.250% due 10/15/2020		19,800	19,912
4.400% due 07/22/2020		21,000	21,314
4.750% due 05/01/2013		753	792
4.750% due 03/01/2015		300	318
4.875% due 03/15/2014		645	681
5.250% due 05/01/2015		700	743
5.750% due 01/02/2013		40,135	42,065
6.000% due 01/15/2018		196,850	219,728
6.125% due 06/27/2017		35	38
6.300% due 04/23/2019		85,600	97,102
6.400% due 05/15/2038		260	298
6.625% due 03/15/2012		1,300	1,330
7.900% due 04/29/2049		100	103

JPMorgan Chase & Co., Inc. CPI Linked Bond
7.140% due 02/15/2012		600	607

JPMorgan Chase Bank N.A.
0.668% due 06/13/2016		73,765	67,758
5.375% due 09/28/2016	GBP	4,100	6,472
5.875% due 06/13/2016		$20	21
6.000% due 10/01/2017		315,700	332,564

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

JPMorgan Chase Capital XIII
1.319% due 09/30/2034		$25	$	19

JPMorgan Chase Capital XV
5.875% due 03/15/2035		105		102

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		23,500		23,561

JPMorgan Chase Capital XX
6.550% due 09/15/2066		48,900		49,642

JPMorgan Chase Capital XXI
1.206% due 02/02/2037		25,400		18,260

JPMorgan Chase Capital XXIII
1.286% due 05/15/2077		4,278		2,896

JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		50,000		50,445

KBC Internationale Financieringsmaatschappij NV
5.000% due 03/16/2016	EUR	7,300		9,674

KeyBank N.A.
1.660% due 11/21/2011		59,800		80,288
7.413% due 10/15/2027		$91,450		100,336

KeyCorp
6.500% due 05/14/2013		100,000		106,718

Kimco Realty Corp.
5.700% due 05/01/2017		2,000		2,142

Korea Exchange Bank
4.875% due 01/14/2016 (l)		6,300		6,494

Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012		640,080		643,688
2.000% due 09/07/2016	EUR	465,000		630,905
3.125% due 06/15/2018		50,000		70,912
4.000% due 01/27/2020		$138,940		159,163
4.125% due 10/15/2014		245		265
4.875% due 06/17/2019		23,600		28,451

Landwirtschaftliche Rentenbank
1.875% due 09/24/2012		125		127
4.875% due 11/16/2015		175		201

LBG Capital No.1 PLC
7.375% due 03/12/2020	EUR	495		475
7.588% due 05/12/2020	GBP	41,400		47,774
7.625% due 10/14/2020	EUR	5,005		4,761
7.867% due 12/17/2019	GBP	23,500		26,935
7.869% due 08/25/2020		45,400		52,036
7.875% due 11/01/2020		$88,887		65,332
8.000% due 12/29/2049		63,970		43,180
8.500% due 12/29/2049		55,100		37,744
11.040% due 03/19/2020	GBP	18,553		25,315

LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	4,000		3,564
7.625% due 12/09/2019	GBP	7,000		8,023
8.875% due 02/07/2020	EUR	5,000		5,426
9.125% due 07/15/2020	GBP	3,233		3,882
9.334% due 02/07/2020		33,334		41,065
15.000% due 12/21/2019	EUR	4,800		6,720
15.000% due 12/21/2019	GBP	9,100		14,971

LeasePlan Corp. NV
3.000% due 05/07/2012		$205,000		207,848
3.250% due 05/22/2014	EUR	1,200		1,684

Lehman Brothers Holdings, Inc.
0.000% due 10/25/2011 (a)		500		161
0.000% due 06/05/2012 (a)	JPY	900,000		2,159
1.690% due 06/05/2012 (a)		600,000		1,661
4.850% due 09/03/2013 (a)(r)	CAD	15,770		2,958
5.625% due 01/24/2013 (a)		$152,570		37,380
5.750% due 01/03/2017 (a)		200		0
6.000% due 01/25/2013 (a)	GBP	10,650		4,276
6.200% due 09/26/2014 (a)		$49,670		12,231
6.625% due 01/18/2012 (a)		350		84
6.750% due 12/28/2017 (a)		20,000		30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/02/2018 (a)		$122,732	$30,530
7.000% due 04/16/2019 (a)		90	20
7.500% due 05/11/2038 (a)		85,000	128
7.875% due 05/08/2018 (a)	GBP	8,650	3,473

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		$10,200	10,634

Lloyds TSB Bank PLC
2.603% due 01/24/2014		47,500	46,268
2.800% due 04/02/2012		7,000	7,079
4.375% due 01/12/2015		2,500	2,449
4.875% due 01/21/2016		183,400	181,063
5.625% due 03/05/2018	EUR	500	531
5.800% due 01/13/2020		$70,800	67,511
6.375% due 04/15/2014	GBP	300	482
6.375% due 01/21/2021		$15,000	14,834
6.750% due 10/24/2018	GBP	200	321
7.500% due 04/15/2024		300	472
12.000% due 12/29/2049		$1,195,450	1,098,198

Macquarie Bank Ltd.
2.600% due 01/20/2012		188,670	189,847
3.300% due 07/17/2014		188,400	201,347

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		15,107	16,852
9.250% due 04/15/2019		16,500	21,725

Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		155	235

MBNA Capital
1.054% due 02/01/2027		10,900	7,054

MBNA Corp.
6.125% due 03/01/2013		20,100	20,129

Mellon Funding Corp.
5.000% due 12/01/2014		100	107

Mercantile Bankshares Corp.
4.625% due 04/15/2013		3,390	3,520

Merrill Lynch & Co., Inc.
0.561% due 06/05/2012		102,367	98,422
0.709% due 01/15/2015		30,900	25,820
1.052% due 02/21/2012	GBP	14,450	22,248
1.107% due 09/15/2026		$4,400	2,974
1.840% due 05/30/2014	EUR	64,400	75,038
1.872% due 01/31/2014		40,100	47,542
2.054% due 07/22/2014		35,000	40,693
2.077% due 09/14/2018		4,400	3,669
4.625% due 09/14/2018		2,000	1,998
4.875% due 05/30/2014		4,400	5,620
5.000% due 01/15/2015		$3,070	2,973
5.450% due 02/05/2013		37,329	37,009
5.450% due 07/15/2014		90	88
6.000% due 02/11/2013	EUR	5,000	6,651
6.050% due 08/15/2012		$550,712	555,884
6.150% due 04/25/2013		90,125	90,209
6.220% due 09/15/2026		115	98
6.400% due 08/28/2017		321,429	312,242
6.500% due 07/15/2018		32,250	29,920
6.750% due 05/21/2013	EUR	5,000	6,681
6.750% due 06/01/2028		$115	109
6.875% due 04/25/2018		809,645	811,795
6.875% due 11/15/2018		62,731	63,043
7.750% due 04/30/2018	GBP	3,850	5,797
7.750% due 05/14/2038		$425	397

MetLife Capital Trust IV
7.875% due 12/15/2067		19,400	19,206

MetLife Capital Trust X
9.250% due 04/08/2068		1,700	1,921

MetLife Institutional Funding II
1.146% due 04/04/2014		14,800	14,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife, Inc.
5.375% due 12/15/2012		$255	$267
6.125% due 12/01/2011		250	252
6.400% due 12/15/2066		70,810	63,251

Metropolitan Life Global Funding I
0.597% due 03/15/2012		600	600
5.125% due 04/10/2013		42,400	44,524
5.250% due 01/09/2014	GBP	150	249

Monumental Global Funding Ltd.
5.500% due 04/22/2013		$52,400	55,367

Morgan Stanley
0.546% due 01/09/2014		61,376	55,670
0.700% due 10/18/2016		102,400	79,819
0.729% due 10/15/2015		51,320	43,381
1.233% due 04/29/2013		36,000	34,033
1.840% due 11/29/2013	EUR	6,600	8,078
1.853% due 01/24/2014		$347,200	324,148
1.870% due 03/01/2013	EUR	81,900	103,832
2.000% due 11/17/2011	CHF	20,000	22,041
2.001% due 04/13/2016	EUR	32,669	36,066
2.009% due 05/02/2014		22,400	26,815
2.026% due 01/16/2017		49,400	52,837
2.786% due 05/14/2013		$288,550	279,150
3.450% due 11/02/2015		67,600	62,349
4.100% due 01/26/2015		173,000	165,159
4.200% due 11/20/2014		5	5
4.750% due 04/01/2014		115	109
5.125% due 11/30/2015	GBP	50	74
5.187% due 03/01/2013	AUD	1,200	1,125
5.300% due 03/01/2013		$7,514	7,580
5.327% due 08/08/2012	AUD	10,800	10,259
5.375% due 10/15/2015		$4,500	4,471
5.550% due 04/27/2017		4,095	3,951
5.559% due 03/01/2016		340	328
5.750% due 10/18/2016		17,600	17,405
5.750% due 02/14/2017	GBP	6,538	9,687
5.771% due 05/01/2014		$457	450
5.921% due 07/01/2014		280	276
5.950% due 12/28/2017		121,500	118,058
6.000% due 05/13/2014		20,295	20,573
6.000% due 04/28/2015		101,980	101,627
6.250% due 08/28/2017		33,700	33,342
6.250% due 08/09/2026		225	227
6.625% due 04/01/2018		34,900	34,702
7.300% due 05/13/2019		37,675	38,924

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	1,400	2,009

National Australia Bank Ltd.
0.540% due 06/19/2017		$75,200	71,460
0.966% due 04/11/2014		300	299
1.202% due 07/25/2014		157,300	159,204
5.350% due 06/12/2013		186,330	197,029
6.750% due 06/26/2023	EUR	150	218

National Capital Trust II
5.486% due 12/29/2049		$27	24

National City Bank
0.697% due 12/15/2016		8,090	7,470
0.703% due 06/07/2017		10,000	9,171
4.625% due 05/01/2013		8,430	8,777
6.200% due 12/15/2011		30,600	30,869

National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012		233	239
10.375% due 11/01/2018		252	363

Nationwide Building Society
3.750% due 01/20/2015	EUR	350	468
4.650% due 02/25/2015		$88,000	88,936
5.625% due 09/09/2019	GBP	200	312

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Nationwide Life Global Funding I
5.450% due 10/02/2012		$6,900	$	7,126

New England Mutual Life Insurance Co.
7.875% due 02/15/2024		5,500		6,825

New York Life Global Funding
4.650% due 05/09/2013		17,100		18,064

New York Life Insurance Co.
6.750% due 11/15/2039		50,000		62,185

NIBC Bank NV
2.800% due 12/02/2014		22,670		23,778
3.625% due 12/19/2011	EUR	100		135

NiSource Finance Corp.
5.210% due 11/28/2012		$15,000		15,679

Nomura Europe Finance NV
1.783% due 10/25/2011	EUR	10,600		14,194

Nomura Holdings, Inc.
4.125% due 01/19/2016		$35		36

Nordea Bank AB
2.125% due 01/14/2014		69,900		69,434

Nordea Bank Finland PLC
6.250% due 07/29/2049	GBP	150		226

Northern Rock Asset Management PLC
5.625% due 06/22/2017		$12,500		13,219

Northern Trust Co.
4.600% due 02/01/2013		65		68

OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		88,400		93,318

ORIX Corp.
5.480% due 11/22/2011		26,000		26,120

Pacific Life Funding LLC
2.031% due 02/05/2021	EUR	4,500		5,246

Pacific Life Global Funding
2.750% due 05/15/2012	CHF	27,790		31,819
5.150% due 04/15/2013		$11,700		12,230

Pacific Life Insurance Co.
9.250% due 06/15/2039		165,585		223,508

Pacific LifeCorp
6.000% due 02/10/2020		76,900		82,448

PMI Group, Inc.
6.000% due 09/15/2016		9,500		3,468

PNC Bank N.A.
6.000% due 12/07/2017		500		551

PNC Financial Services Group, Inc.
6.750% due 07/29/2049		28,800		27,681

PNC Funding Corp.
0.393% due 01/31/2012		9,000		9,001
5.250% due 11/15/2015		50		54

PNC Preferred Funding Trust III
8.700% due 03/29/2049		5,600		5,783

Pooled Funding Trust I
2.740% due 02/15/2012		3,100		3,128

Pricoa Global Funding I
0.353% due 01/30/2012		3,600		3,594
0.560% due 09/27/2013		2,300		2,276
5.300% due 09/27/2013		21,000		22,412

Principal Financial Global Funding LLC
2.375% due 02/28/2012	CHF	20,745		23,114
2.375% due 01/24/2013		5,000		5,560

Principal Life Global Funding I
6.250% due 02/15/2012		$500		509

Principal Life Income Funding Trusts
5.100% due 04/15/2014		100		108
5.300% due 04/24/2013		149,000		158,044
5.550% due 04/27/2015		237,300		264,316

Progressive Corp.
6.700% due 06/15/2067		22,800		22,655

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Prudential Financial, Inc.
5.510% due 06/10/2013		$20,000	$	20,112
6.000% due 12/01/2017		500		531
6.100% due 06/15/2017		307		335
6.625% due 12/01/2037		8,300		9,135

Prudential Holdings LLC
1.225% due 12/18/2017		5,980		5,585
8.695% due 12/18/2023		4,205		5,317

Prudential Insurance Co. of America
8.100% due 07/15/2015		2,245		2,591

Qatari Diar Finance QSC
3.500% due 07/21/2015		1,000		1,035
5.000% due 07/21/2020		21,300		22,844

RBS Capital Trust I
4.709% due 12/29/2049		1,690		777

RCI Banque S.A.
2.116% due 04/11/2014		7,800		7,384

Regions Bank
7.500% due 05/15/2018		141,786		141,609

Regions Financial Corp.
0.528% due 06/26/2012		35,170		34,505
6.375% due 05/15/2012		125		128
7.750% due 11/10/2014		60,470		60,924

Reinsurance Group of America, Inc.
5.000% due 06/01/2021		40,000		42,081

Resona Bank Ltd.
5.850% due 09/29/2049		39,650		39,109

Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		4,025		3,769

Royal Bank of Canada
3.770% due 03/30/2018	CAD	27,700		28,109

Royal Bank of Scotland Group PLC
0.529% due 10/14/2016		$35,400		25,233
0.579% due 03/30/2012		380,000		380,271
0.946% due 04/11/2016		53,126		37,968
1.105% due 09/29/2015		64,900		47,922
1.153% due 04/23/2012		51,100		51,341
1.500% due 03/30/2012		94,280		94,780
1.999% due 03/30/2015 (r)	CAD	35,000		28,158
2.465% due 01/28/2016	EUR	10,400		10,482
2.625% due 05/11/2012		$51,265		51,924
2.723% due 08/23/2013		400		399
3.950% due 09/21/2015		180,200		169,715
4.875% due 08/25/2014		32,400		32,657
4.875% due 03/16/2015		104,943		102,880
4.875% due 01/20/2017	EUR	276		342
5.000% due 11/12/2013		$30,024		28,721
5.000% due 10/01/2014		9,346		8,712
5.000% due 05/17/2015		29,867		31,212
5.625% due 08/24/2020		26,200		25,382
5.850% due 10/27/2014	AUD	5,000		4,111
6.000% due 05/17/2017	GBP	6,744		10,399
6.200% due 03/29/2049		15,000		14,385
6.375% due 04/29/2014		100		160
6.625% due 09/17/2018		26,150		41,042
6.666% due 04/29/2049	CAD	800		459
6.934% due 04/09/2018	EUR	15,000		15,788
7.500% due 04/29/2024	GBP	150		233
7.640% due 03/29/2049		$1,600		776
7.648% due 08/29/2049		51,390		33,660

Royal Bank of Scotland NV
1.037% due 03/09/2015		35,000		25,200

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$29,300	$	28,970
7.125% due 01/14/2014		10,700		10,941
7.175% due 05/16/2013		1,300		1,333
7.750% due 05/29/2018		5,000		5,262
9.000% due 06/11/2014		4,000		4,270

Santander Issuances S.A. Unipersonal
5.750% due 01/31/2018	GBP	5,000		6,978
5.911% due 06/20/2016		$7,900		7,557
6.532% due 10/24/2017	GBP	100		142
7.300% due 07/27/2019		3,250		4,685

Santander U.S. Debt S.A. Unipersonal
1.169% due 03/30/2012		$124,600		123,703
2.991% due 10/07/2013		1,300		1,250
3.724% due 01/20/2015		17,500		16,247

Santander UK PLC
1.840% due 08/28/2017 (r)	EUR	67,000		83,558
11.500% due 01/04/2017	GBP	200		362

Scotland International Finance No. 2 BV
4.250% due 05/23/2013		$9,382		9,261

Shinhan Bank
4.125% due 10/04/2016		55,000		53,689

Simon Property Group LP
5.100% due 06/15/2015		200		216
5.250% due 12/01/2016		6,700		7,312
5.750% due 12/01/2015		1,200		1,326
5.875% due 03/01/2017		8,000		9,009

SLM Corp.
0.483% due 10/25/2011		219,200		218,188
0.553% due 01/27/2014		109,618		100,676
1.785% due 11/15/2011	EUR	17,800		23,868
1.858% due 06/17/2013		13,000		16,580
2.740% due 10/25/2011	SEK	24,500		3,546
3.125% due 09/17/2012	EUR	19,863		26,234
4.000% due 07/25/2014		$5,000		4,783
4.250% due 08/11/2014		3,343		3,161
4.800% due 02/13/2014 (r)	HKD	74,000		9,437
4.875% due 12/17/2012	GBP	23,200		35,533
5.000% due 10/01/2013		$88,135		86,323
5.000% due 04/15/2015		56,558		52,810
5.000% due 06/15/2018		10,000		8,810
5.039% due 03/15/2012		2,000		1,992
5.050% due 11/14/2014		24,900		24,054
5.125% due 08/27/2012		39,010		39,003
5.140% due 06/15/2016		100,000		99,311
5.375% due 01/15/2013		82,470		82,505
5.375% due 05/15/2014		33,267		32,771
5.400% due 10/25/2011		32,070		32,068
5.625% due 08/01/2033		6,000		4,801
5.709% due 01/01/2014		7,701		7,422
5.709% due 09/15/2015		10,000		9,198
5.891% due 01/31/2014		13,400		12,766
6.000% due 05/10/2012	AUD	10,000		9,446
6.071% due 11/01/2013		$16,300		15,878
6.200% due 06/15/2024		10		8
6.250% due 01/25/2016		72,100		70,874
7.150% due 12/15/2020		120		111
8.000% due 03/25/2020		43,150		42,705
8.450% due 06/15/2018		149,950		156,323

SLM Corp. CPI Linked Bond
5.684% due 11/21/2013		3,670		3,589

SMFG Preferred Capital USD Ltd.
9.500% due 07/29/2049		47,500		52,250

Societe Generale S.A.
1.296% due 04/11/2014		83,300		74,629
5.750% due 03/29/2049	GBP	150		179

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.922% due 04/29/2049		$1,800	$1,057
7.756% due 05/29/2049	EUR	2,700	2,190
8.875% due 06/29/2049	GBP	200	190
9.375% due 09/29/2049	EUR	18,700	19,479

Source One Mortgage Corp.
9.000% due 06/01/2012		$9,200	9,516

Sovereign Bank
8.750% due 05/30/2018		10,000	11,760

Springleaf Finance Corp.
0.597% due 12/15/2011		143,395	141,525
3.250% due 01/16/2013	EUR	78,555	93,772
4.125% due 11/29/2013		78,500	92,834
4.875% due 07/15/2012		$124,925	117,117
5.200% due 12/15/2011		18,600	18,321
5.375% due 10/01/2012		122,913	113,387
5.400% due 12/01/2015		40,159	29,517
5.500% due 12/15/2012		1,000	972
5.850% due 06/01/2013		44,117	37,941
5.900% due 09/15/2012		68,230	63,027
6.500% due 09/15/2017		16,000	11,480
6.900% due 12/15/2017		176,100	127,673

SSIF Nevada LP
0.949% due 04/14/2014		500	500

State Bank of India
4.500% due 07/27/2015		194,900	195,335

State Street Capital Trust III
5.337% due 01/29/2049		31,974	31,995

State Street Capital Trust IV
1.347% due 06/01/2077		69,700	48,058

Stone Street Trust
5.902% due 12/15/2015		5,200	5,392

Suffield Clo Ltd.
1.737% due 09/26/2014		734	725

Sumitomo Mitsui Banking Corp.
1.950% due 01/14/2014		50,300	50,682

SunTrust Bank
0.945% due 06/22/2012	GBP	5,000	7,698
1.645% due 12/20/2011	EUR	68,200	91,592

Svensk Exportkredit AB
5.125% due 03/01/2017		$75	87

Svenska Handelsbanken AB
1.343% due 09/14/2012		51,000	51,366
2.875% due 09/14/2012		170	173

Swedbank AB
2.800% due 02/10/2012		1,500	1,512
2.900% due 01/14/2013		5,000	5,156
3.125% due 03/04/2013	EUR	350	472

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$34,600	36,147

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		90,000	110,949

Temasek Financial I Ltd.
4.300% due 10/25/2019		156,300	167,395
5.375% due 11/23/2039		35,000	41,394

Toll Road Investors Partnership II LP
0.000% due 02/15/2045		873	48

Toronto-Dominion Bank
5.375% due 05/14/2015	EUR	2,700	4,032

Travelers Cos., Inc.
6.250% due 06/15/2037		$125	148

Travelers Property Casualty Corp.
5.000% due 03/15/2013		70	74
6.375% due 03/15/2033		33	39

Turkiye Garanti Bankasi A/S
2.751% due 04/20/2016		89,000	80,990

U.S. Bancorp
4.200% due 05/15/2014		500	537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Bank N.A.
4.375% due 02/28/2017	EUR	10,950	$13,717

UBS AG
1.253% due 01/28/2014		$55,100	54,449
1.403% due 02/23/2012		191,500	192,027
2.250% due 08/12/2013		12,200	11,988
4.280% due 04/29/2049	EUR	200	174
4.875% due 01/21/2013		4,000	5,519
4.875% due 08/04/2020		$1,300	1,256
5.250% due 06/21/2021	GBP	200	299
5.750% due 04/25/2018		$244,475	252,074
5.875% due 12/20/2017		188,525	194,400
6.375% due 07/20/2016	GBP	150	253
7.750% due 09/01/2026		$5,000	6,219

UBS Preferred Funding Trust V
6.243% due 05/29/2049		25,675	19,320

UFJ Finance Aruba AEC
6.750% due 07/15/2013		3,700	3,978

USB Capital IX
3.500% due 10/29/2049		45,100	31,852

USB Realty Corp.
6.091% due 12/29/2049		40,200	29,346

Ventas Realty LP
6.750% due 04/01/2017		190	198

Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		81,000	77,558
6.800% due 11/22/2025		1,300	1,229
6.902% due 07/09/2020		51,400	50,629

VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		15,800	16,037

Wachovia Bank N.A.
0.637% due 11/03/2014		110,900	104,401
0.677% due 03/15/2016		26,700	23,871
5.230% due 05/25/2017	AUD	1,100	917
5.600% due 03/15/2016		$19,800	21,644
6.600% due 01/15/2038		10,127	11,669

Wachovia Capital Trust II
0.749% due 01/15/2027		25	22

Wachovia Capital Trust III
5.570% due 03/29/2049		162,615	133,954

Wachovia Corp.
0.379% due 10/15/2011		80,325	80,325
0.383% due 04/23/2012		200	200
0.444% due 08/01/2013		14,050	13,878
0.476% due 03/01/2012		15,800	15,823
0.593% due 10/28/2015		5,500	5,003
0.617% due 06/15/2017		1,875	1,694
0.619% due 10/15/2016		68,570	63,054
1.685% due 02/13/2014	EUR	62,000	80,218
2.024% due 05/01/2013		$25,315	25,719
4.875% due 02/15/2014		21,280	22,154
5.060% due 05/25/2012	AUD	70,800	67,962
5.250% due 08/01/2014		$2,900	3,046
5.300% due 10/15/2011		49,495	49,542
5.500% due 05/01/2013		190,604	202,641
5.500% due 08/01/2035		85	84
5.625% due 10/15/2016		80,500	87,173
5.700% due 08/01/2013		19,650	21,027
5.750% due 06/15/2017		22,525	25,407
5.750% due 02/01/2018		403,410	455,591

Waha Aerospace BV
3.925% due 07/28/2020		4,500	4,635

WCI Finance LLC
5.700% due 10/01/2016		2,500	2,683

WEA Finance LLC
6.750% due 09/02/2019		5	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
0.453% due 10/28/2015 (l)		$200	$188
1.737% due 03/23/2016	EUR	3,200	4,007
3.750% due 10/01/2014		$205	217
4.875% due 11/29/2035	GBP	300	358
4.950% due 10/16/2013		$25	26
5.000% due 11/15/2014		100	105
5.063% due 05/10/2012	AUD	5,000	4,804
5.100% due 05/15/2013		20,000	18,926
5.125% due 09/01/2012		$300	310
5.250% due 10/23/2012		16,650	17,362
5.625% due 12/11/2017		14,440	16,365
7.980% due 03/29/2049		341,025	352,961

Wells Fargo Bank N.A.
0.500% due 05/16/2016		1,500	1,331
4.750% due 02/09/2015		13,600	14,189

Wells Fargo Capital X
5.950% due 12/01/2086		31,000	30,432

Wells Fargo Capital XIII
7.700% due 12/29/2049		285,004	286,429

Wells Fargo Capital XV
9.750% due 09/29/2049 (l)		10,000	9,995

Westpac Banking Corp.
0.730% due 07/16/2014		300	304
3.000% due 08/04/2015		70	71
3.585% due 08/14/2014		15,600	16,675
4.875% due 11/19/2019		76	80
5.000% due 10/21/2019	GBP	250	403

Weyerhaeuser Co.
7.125% due 07/15/2023		$7,000	7,857
7.375% due 10/01/2019		31,500	34,882
7.375% due 03/15/2032		58,214	58,320
8.500% due 01/15/2025		5,245	5,925

WR Berkley Corp.
5.375% due 09/15/2020		12,000	12,352

XL Capital Finance Europe PLC
6.500% due 01/15/2012		10,000	10,149

XL Group PLC
5.250% due 09/15/2014		5,500	5,733

ZFS Finance USA Trust IV
5.875% due 05/09/2062		146	145

			56,677,380

INDUSTRIALS 4.9%

Abbott Laboratories
5.125% due 04/01/2019		200	236
5.875% due 05/15/2016		140	165

AES El Salvador Trust
6.750% due 02/01/2016		105	103

Aetna, Inc.
6.000% due 06/15/2016		15,000	17,320
6.500% due 09/15/2018		12,000	14,437

Agilent Technologies, Inc.
6.500% due 11/01/2017		710	832

Alcoa, Inc.
5.550% due 02/01/2017		2,300	2,409
5.720% due 02/23/2019		4,127	4,153
6.150% due 08/15/2020		155	157
6.750% due 07/15/2018		12,600	13,528

Allied Waste North America, Inc.
6.875% due 06/01/2017		1,125	1,204

ALROSA Finance S.A.
8.875% due 11/17/2014		1,500	1,553

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altria Group, Inc.
8.500% due 11/10/2013		$2,750	$3,138
9.250% due 08/06/2019		90,525	118,969
9.700% due 11/10/2018		98,978	131,479
9.950% due 11/10/2038		5,185	7,426
10.200% due 02/06/2039		28,000	40,789

America Movil S.A.B. de C.V.
3.750% due 06/28/2017	EUR	2,100	2,870
5.000% due 03/30/2020		$134,000	142,844
5.625% due 11/15/2017		25	28
6.125% due 03/30/2040		121,400	127,470

America West Airlines Pass-Through Trust
6.870% due 01/02/2017		1,112	1,062

American Airlines Pass-Through Trust
10.375% due 07/02/2019		12,789	13,940

American Airlines, Inc.
10.500% due 10/15/2012		19,300	19,565

Amgen, Inc.
5.700% due 02/01/2019		28,126	33,709
5.850% due 06/01/2017		15,000	17,907
6.150% due 06/01/2018		4,500	5,484
6.375% due 06/01/2037		417	536
6.400% due 02/01/2039		25,015	33,130
6.900% due 06/01/2038		10,286	14,122

Anadarko Petroleum Corp.
6.125% due 03/15/2012 (l)		1,800	1,835
6.375% due 09/15/2017		80	90
6.450% due 09/15/2036		135	144
6.950% due 06/15/2019		55	64
7.625% due 03/15/2014		500	563

Anheuser-Busch Cos., Inc.
4.700% due 04/15/2012		100	102
5.500% due 01/15/2018		9,100	10,703
7.500% due 03/15/2012		500	514

Anheuser-Busch InBev Worldwide, Inc.
0.802% due 01/27/2014		46,400	46,781
5.375% due 11/15/2014		370	414
5.375% due 01/15/2020		195	228
6.875% due 11/15/2019		325	415

Apache Corp.
6.000% due 09/15/2013		30	33
7.950% due 04/15/2026		150	213

ArcelorMittal
7.000% due 10/15/2039		145	130

Arch Western Finance LLC
6.750% due 07/01/2013		15,922	15,962

Arrow Electronics, Inc.
6.000% due 04/01/2020		15,000	16,066

AstraZeneca PLC
5.400% due 09/15/2012		25	26
5.900% due 09/15/2017		69,200	82,847

Atlantic Richfield Co.
8.375% due 02/21/2012		7,700	7,875
8.500% due 04/01/2012		250	259
8.620% due 03/12/2012		11,000	11,292

AutoZone, Inc.
5.500% due 11/15/2015		10,050	11,069
5.750% due 01/15/2015		700	771
5.875% due 10/15/2012		4,800	5,016
6.500% due 01/15/2014		40,000	44,582
6.950% due 06/15/2016		1,000	1,176
7.125% due 08/01/2018		30,000	36,075

Avnet, Inc.
6.625% due 09/15/2016		1,550	1,727

Avon Products, Inc.
6.500% due 03/01/2019		28,300	33,930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Axiata SPV1 Labuan Ltd.
5.375% due 04/28/2020	$1,700	$1,785

Baker Hughes, Inc.
6.875% due 01/15/2029	100	132

Ball Corp.
5.750% due 05/15/2021	50	49

Barrick PD Australia Finance Pty. Ltd.
5.950% due 10/15/2039	255	277

Baxter International, Inc.
5.375% due 06/01/2018	10,000	11,746

Berry Petroleum Co.
10.250% due 06/01/2014	350	394

Berry Plastics Corp.
4.999% due 02/15/2015	1,100	1,023

BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	220	232
5.125% due 03/29/2012	10,000	10,210
5.250% due 12/15/2015	82	94
5.400% due 03/29/2017	30	34

Biomet, Inc.
10.000% due 10/15/2017	925	957
10.375% due 10/15/2017 (e)	4,500	4,635

Black & Decker Corp.
5.750% due 11/15/2016	25,000	29,257
8.950% due 04/15/2014	41,900	49,183

BMW U.S. Capital LLC
0.949% due 10/14/2011	8,300	8,301

Board of Trustees of The Leland Stanford Junior University
4.750% due 05/01/2019	200	233

Boeing Co.
3.500% due 02/15/2015	115	123
8.750% due 08/15/2021	50	72

Boston Scientific Corp.
5.125% due 01/12/2017	21,805	23,465
5.450% due 06/15/2014	2,000	2,154
6.000% due 01/15/2020	500	562
6.400% due 06/15/2016	2,000	2,239

Bottling Group LLC
6.950% due 03/15/2014	70	80

Braskem Finance Ltd.
5.750% due 04/15/2021	74,600	68,826
7.250% due 06/05/2018	9,500	10,070

Brunswick Corp.
11.750% due 08/15/2013	18,000	20,925

Burlington Northern Santa Fe LLC
3.600% due 09/01/2020	18,000	18,380
7.290% due 06/01/2036	55	78

Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,319

Canadian National Railway Co.
5.550% due 03/01/2019	100	120

Canadian Natural Resources Ltd.
4.900% due 12/01/2014	90	98
6.250% due 03/15/2038	20,000	23,854
6.500% due 02/15/2037	25,000	30,740

Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	26,544
6.000% due 06/15/2017	10,600	12,278

Caterpillar, Inc.
5.700% due 08/15/2016	100	118

CBS Corp.
5.625% due 08/15/2012	15,000	15,533

CC Holdings GS V LLC
7.750% due 05/01/2017	1,500	1,605

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	200	234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cemex Finance LLC
9.500% due 12/14/2016	$102,000	$74,970

Cemex S.A.B. de C.V.
9.000% due 01/11/2018	25,000	17,188

Cenovus Energy, Inc.
4.500% due 09/15/2014	2,300	2,482

Centex Corp.
5.250% due 06/15/2015	4,500	4,208
5.700% due 05/15/2014	32,500	31,525
6.500% due 05/01/2016	19,120	18,260

Chart Industries, Inc.
9.125% due 10/15/2015	800	824

Chesapeake Energy Corp.
6.625% due 08/15/2020	39,530	40,914
7.625% due 07/15/2013	8,446	8,889
9.500% due 02/15/2015	3,685	4,173

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	2,000	1,980
9.500% due 05/15/2016	15	15

Cisco Systems, Inc.
5.500% due 02/22/2016	100	115

CITIC Resources Finance Ltd.
6.750% due 05/15/2014	17,900	16,110

CityCenter Holdings LLC
7.625% due 01/15/2016	19,900	18,806

CoBank ACB
7.875% due 04/16/2018	4,900	5,909

Codelco, Inc.
6.150% due 10/24/2036	23,200	28,307
7.500% due 01/15/2019	3,400	4,294

Colgate-Palmolive Co.
5.980% due 04/25/2012	150	154

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	250	292

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	30,697	33,742

Comcast Cable Communications LLC
7.125% due 06/15/2013	400	437

Comcast Corp.
4.950% due 06/15/2016	230	255
5.300% due 01/15/2014	250	271
5.650% due 06/15/2035	435	458
5.700% due 05/15/2018	335	388
5.700% due 07/01/2019	15	18
5.850% due 11/15/2015	825	937
5.900% due 03/15/2016	7,925	9,081
6.300% due 11/15/2017	390	457
6.450% due 03/15/2037	22,200	25,685
6.500% due 01/15/2015	250	285
6.500% due 01/15/2017	383	451
6.550% due 07/01/2039	120	140
7.050% due 03/15/2033	725	889

Commercial Metals Co.
6.500% due 07/15/2017	2,400	2,399

Community Health Systems, Inc.
8.875% due 07/15/2015	2,500	2,463

Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,191
5.500% due 03/15/2013	2,000	2,096
6.500% due 03/15/2018	31,745	34,369

Continental Airlines Pass-Through Trust
6.820% due 11/01/2019	4,904	5,026
7.707% due 10/02/2022	2,482	2,556
9.000% due 07/08/2016	12,541	13,544

Continental Airlines, Inc.
6.750% due 09/15/2015	2,500	2,413
6.920% due 04/02/2013 (r)	3,178	3,169

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Con-way, Inc.
7.250% due 01/15/2018		$19,400	$21,787

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		2,000	2,020
9.250% due 06/30/2020		11,000	9,900

Costco Wholesale Corp.
5.500% due 03/15/2017		100	118

Coventry Health Care, Inc.
6.125% due 01/15/2015		7,500	8,311

Cox Communications, Inc.
4.625% due 06/01/2013		6,000	6,312
5.450% due 12/15/2014		340	377
5.875% due 12/01/2016		350	398
6.450% due 12/01/2036		5,000	5,750
7.125% due 10/01/2012		35	37
8.375% due 03/01/2039		105	145
9.375% due 01/15/2019		175	243

CRH America, Inc.
8.125% due 07/15/2018		10,000	11,724

CSC Holdings LLC
6.750% due 04/15/2012		5,000	5,100
7.875% due 02/15/2018		125	132
8.500% due 04/15/2014		500	542
8.500% due 06/15/2015		750	793

CSN Islands XI Corp.
6.875% due 09/21/2019		25,600	27,200

CSN Resources S.A.
6.500% due 07/21/2020		27,000	28,418

CSX Corp.
5.600% due 05/01/2017		21,200	24,221
6.250% due 03/15/2018		5,852	7,068

CVS Pass-Through Trust
6.036% due 12/10/2028		26	28
6.943% due 01/10/2030		18,946	21,346
7.507% due 01/10/2032		103,454	122,257

Cytec Industries, Inc.
4.600% due 07/01/2013		2,000	2,096
6.000% due 10/01/2015		5,300	5,881
8.950% due 07/01/2017		7,000	8,872

Daimler Finance North America LLC
1.543% due 09/13/2013		69,700	69,749
6.500% due 11/15/2013		37,700	41,417
7.300% due 01/15/2012		39,620	40,309

Darden Restaurants, Inc.
6.200% due 10/15/2017		14,000	16,321

Delhaize America LLC
9.000% due 04/15/2031		80	114

Dell, Inc.
4.700% due 04/15/2013		116,200	122,569
5.650% due 04/15/2018		73,970	83,852
6.500% due 04/15/2038 (l)		95,000	113,329

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018		20,752	21,374
7.750% due 06/17/2021		4,687	4,922

Deluxe Corp.
5.125% due 10/01/2014		6,200	6,169

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		5,537	5,426

Deutsche Telekom International Finance BV
4.875% due 07/08/2014		100	107
5.750% due 03/23/2016		460	507
6.500% due 04/08/2022	GBP	15,400	27,908
6.750% due 08/20/2018		$32,190	38,134
8.750% due 06/15/2030		2,870	3,845

Devon Energy Corp.
5.625% due 01/15/2014		350	384
6.300% due 01/15/2019		655	796

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Devon Financing Corp. ULC
7.875% due 09/30/2031	$	2,000	$	2,815

Diageo Capital PLC
5.200% due 01/30/2013		60		63
5.500% due 09/30/2016		50		58

DirecTV Holdings LLC
4.600% due 02/15/2021		70		72

Discovery Communications LLC
5.050% due 06/01/2020		45		49

DISH DBS Corp.
6.375% due 10/01/2011		17,250		17,272
6.625% due 10/01/2014		12,000		12,195
7.000% due 10/01/2013		5,450		5,682
7.125% due 02/01/2016		26,550		27,015
7.750% due 05/31/2015		16,350		16,841

Dolphin Energy Ltd.
5.888% due 06/15/2019		1,060		1,142

Domtar Corp.
9.500% due 08/01/2016		30,670		36,497

Dow Chemical Co.
4.850% due 08/15/2012		61,000		62,819
5.700% due 05/15/2018		535		597
5.900% due 02/15/2015		2,100		2,321
6.000% due 10/01/2012		3,440		3,598
6.850% due 08/15/2013		500		545
7.375% due 11/01/2029		45		57
7.600% due 05/15/2014		1,750		1,990
8.550% due 05/15/2019		50,790		65,228
9.400% due 05/15/2039		600		932

DR Horton, Inc.
5.250% due 02/15/2015		10,000		9,825
5.625% due 09/15/2014		3,000		2,970
5.625% due 01/15/2016		13,700		13,392
6.125% due 01/15/2014		5,000		5,113
6.500% due 04/15/2016		51,500		51,242

E.I. Du Pont De Nemours & Co.
4.750% due 11/15/2012		175		183
5.000% due 01/15/2013		100		105
5.250% due 12/15/2016		10,000		11,501

Eastman Kodak Co.
7.250% due 11/15/2013		80		36

Eaton Vance Corp.
6.500% due 10/02/2017		21,100		24,117

Ecopetrol S.A.
7.625% due 07/23/2019		79,515		93,430

El Paso Corp.
7.000% due 06/15/2017		1,424		1,604
7.250% due 06/01/2018		200		225
7.875% due 06/15/2012		14,100		14,633

El Paso Natural Gas Co.
5.950% due 04/15/2017		3,295		3,726
8.375% due 06/15/2032		13,895		18,380

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		50		55

Emerson Electric Co.
4.500% due 05/01/2013		95		100

Enbridge Energy Partners LP
5.875% due 12/15/2016		50		57

Enbridge, Inc.
4.900% due 03/01/2015		50		55

Encana Corp.
6.300% due 11/01/2011		14,220		14,277
6.500% due 05/15/2019		95		114
6.500% due 08/15/2034		100		113
6.625% due 08/15/2037		275		319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Partners LP
5.650% due 08/01/2012		$6,145	$6,335
6.000% due 07/01/2013		1,435	1,519
6.125% due 02/15/2017		60	65
6.700% due 07/01/2018		1,000	1,122
7.500% due 07/01/2038		5,000	5,456
8.500% due 04/15/2014		200	227
9.000% due 04/15/2019		40	48

Enterprise Products Operating LLC
4.600% due 08/01/2012		6,000	6,158
5.600% due 10/15/2014		85	93
6.500% due 01/31/2019		25,000	29,514
7.625% due 02/15/2012		100	102
8.375% due 08/01/2066		2,000	2,075

EOG Resources, Inc.
1.007% due 02/03/2014		200	202
5.875% due 09/15/2017		30	35

Erac USA Finance LLC
5.800% due 10/15/2012		10,000	10,422
6.375% due 10/15/2017		1,900	2,207

Expedia, Inc.
8.500% due 07/01/2016		16,500	18,143

FBG Finance Ltd.
5.125% due 06/15/2015		1,000	1,086

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021 (l)		31,000	28,055
7.500% due 05/04/2020		21,106	20,051

First Data Corp.
8.250% due 01/15/2021		2,023	1,608
9.875% due 09/24/2015		453	382
12.625% due 01/15/2021		2,023	1,507

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		500	639

FMC Corp.
5.200% due 12/15/2019		15,000	16,707

Fortune Brands, Inc.
5.375% due 01/15/2016		6,093	6,732

Foster’s Finance Corp.
4.875% due 10/01/2014		6,300	6,771

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		7,345	7,886

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015		1,600	1,776

Gap, Inc.
5.950% due 04/12/2021		42,272	39,885

GATX Corp.
4.750% due 10/01/2012		25,000	25,718

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		59,400	58,806
5.875% due 06/01/2015	EUR	20,000	27,669
6.212% due 11/22/2016		$41,800	42,218
6.510% due 03/07/2022		8,300	8,155
6.605% due 02/13/2018	EUR	500	686
7.288% due 08/16/2037		$48,160	47,137
7.343% due 04/11/2013		52,900	54,815
7.510% due 07/31/2013		35,000	36,835
8.125% due 07/31/2014		5,000	5,325
8.146% due 04/11/2018		197,250	218,351
8.625% due 04/28/2034		192,520	223,323
9.250% due 04/23/2019		25,600	29,952

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		25,131	26,459

Gazprom OAO Via Royal Bank of Scotland Group AG
9.625% due 03/01/2013		72,210	76,422

Genentech, Inc.
4.750% due 07/15/2015		100	112

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Electric Co.
5.250% due 12/06/2017		$31,848	$35,460

General Mills, Inc.
5.250% due 08/15/2013		15,000	16,183
6.000% due 02/15/2012		7,013	7,146

Georgia-Pacific LLC
5.400% due 11/01/2020		100	102
7.125% due 01/15/2017		18,800	19,735
7.700% due 06/15/2015		1,150	1,320
7.750% due 11/15/2029		700	813
8.000% due 01/15/2024		500	589
8.250% due 05/01/2016		5,000	5,530
9.500% due 12/01/2011		1,855	1,876

Gerdau Holdings, Inc.
7.000% due 01/20/2020		123,600	127,926

Gerdau Trade, Inc.
5.750% due 01/30/2021		85,200	81,579

GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014		100	109
4.850% due 05/15/2013		28,530	30,450
5.650% due 05/15/2018		100,245	121,524

Grohe Holding GmbH
4.480% due 01/15/2014	EUR	4,382	5,430

Halliburton Co.
6.150% due 09/15/2019		$100	121

Hanson Australia Funding Ltd.
5.250% due 03/15/2013		15,000	15,225

Hanson Ltd.
6.125% due 08/15/2016		73,000	73,730

Hasbro, Inc.
6.300% due 09/15/2017		8,995	10,306

HCA, Inc.
6.250% due 02/15/2013		8,100	8,252
6.500% due 02/15/2020		71,800	70,364
6.750% due 07/15/2013		9,000	9,180
7.500% due 12/15/2023		3,000	2,715
8.360% due 04/15/2024		2,900	2,791
8.500% due 04/15/2019		8,100	8,627
9.875% due 02/15/2017		3,396	3,685

Health Management Associates, Inc.
6.125% due 04/15/2016		16,000	15,800

Hewlett-Packard Co.
0.588% due 05/24/2013		31,200	30,861
2.950% due 08/15/2012		35	36
6.500% due 07/01/2012		175	182

Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826	9,082

Historic TW, Inc.
9.125% due 01/15/2013		12,125	13,252

HJ Heinz Finance Co.
6.000% due 03/15/2012		27,000	27,594

Home Depot, Inc.
5.400% due 03/01/2016		3,000	3,400

Honeywell International, Inc.
5.300% due 03/01/2018		20	24
6.125% due 11/01/2011		575	577

Husky Energy, Inc.
6.250% due 06/15/2012		1,000	1,036

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		6,000	6,481
6.500% due 02/13/2013		8,000	8,507
7.625% due 04/09/2019		10,000	11,947

Hyundai Capital America
3.750% due 04/06/2016		20,000	19,781

Hyundai Motor Manufacturing Czech SRO
4.500% due 04/15/2015		11,000	11,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indian Oil Corp. Ltd.
4.750% due 01/22/2015	$5,000	$5,129

Indosat Palapa Co. BV
7.375% due 07/29/2020	15,000	15,000

Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	445	452

Intergen NV
9.000% due 06/30/2017	1,062	1,086

International Business Machines Corp.
5.700% due 09/14/2017	27,958	33,332
7.625% due 10/15/2018	170	226
8.375% due 11/01/2019	100	141

International Paper Co.
5.300% due 04/01/2015	200	212

JC Penney Corp., Inc.
9.000% due 08/01/2012	4,900	5,170

Johnson & Johnson
6.950% due 09/01/2029	100	145

Jones Group, Inc.
5.125% due 11/15/2014 (l)	44,170	43,563

KazMunayGas National Co.
7.000% due 05/05/2020	50,000	50,188

KB Home
5.750% due 02/01/2014	10,000	8,750
5.875% due 01/15/2015	29,140	23,749
6.250% due 06/15/2015	17,355	13,971

Kellogg Co.
5.125% due 12/03/2012	300	314

Kerr-McGee Corp.
6.950% due 07/01/2024	3,825	4,488

KeySpan Corp.
4.650% due 04/01/2013	6,900	7,216

Kimberly-Clark Corp.
5.000% due 08/15/2013	20	21

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	225
5.125% due 11/15/2014	100	109
5.625% due 02/15/2015	100	111
5.850% due 09/15/2012	10,400	10,825
5.950% due 02/15/2018	2,270	2,590
6.500% due 09/01/2039	10,145	10,962
6.950% due 01/15/2038	28,465	31,905
7.125% due 03/15/2012	165	169
7.400% due 03/15/2031	220	266

Kraft Foods, Inc.
5.250% due 10/01/2013	150	160
5.625% due 11/01/2011	6,262	6,282
6.125% due 02/01/2018	154,485	181,760
6.125% due 08/23/2018	15,000	17,727
6.500% due 08/11/2017	510	606
6.875% due 02/01/2038	57,500	72,911

Kroger Co.
3.900% due 10/01/2015	250	268
5.000% due 04/15/2013	500	526

L-3 Communications Corp.
5.200% due 10/15/2019	8,200	8,677

Lender Processing Services, Inc.
8.125% due 07/01/2016	500	473

Lennar Corp.
5.500% due 09/01/2014	29,500	27,878
5.600% due 05/31/2015	44,986	41,162
5.950% due 10/17/2011	18,000	18,027
5.950% due 03/01/2013	15,800	15,879
6.500% due 04/15/2016	4,000	3,700

Lexmark International, Inc.
5.900% due 06/01/2013	21,470	22,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	600	$125

Limited Brands, Inc.
5.250% due 11/01/2014		$4,496	4,698
6.125% due 12/01/2012		12,040	12,461
6.900% due 07/15/2017		102,465	107,844
8.500% due 06/15/2019		17,000	19,295

Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,660

Loews Corp.
5.250% due 03/15/2016		37,500	40,842

Lorillard Tobacco Co.
7.000% due 08/04/2041		14,900	15,901

Lowe’s Cos., Inc.
5.000% due 10/15/2015		140	158
5.500% due 10/15/2035		50	57

Lukoil International Finance BV
6.125% due 11/09/2020		600	564

Lyondell Chemical Co.
8.000% due 11/01/2017		33,860	36,653

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012		79,830	81,069
5.875% due 01/15/2013		21,364	22,285
5.900% due 12/01/2016		15,000	16,492
8.000% due 07/15/2012		12,125	12,654
8.125% due 07/15/2015		51,610	60,167

Manpower, Inc.
4.750% due 06/14/2013	EUR	45,500	63,411

Marathon Oil Corp.
6.000% due 10/01/2017		$40,500	46,379

Marks & Spencer PLC
6.250% due 12/01/2017		2,200	2,379

Marriott International, Inc.
4.625% due 06/15/2012		15,000	15,319
6.375% due 06/15/2017		14,400	16,594

Masco Corp.
4.800% due 06/15/2015		9,000	8,716
5.850% due 03/15/2017		12,020	11,424
5.875% due 07/15/2012		59,000	60,060
6.125% due 10/03/2016		15,200	14,848
7.125% due 08/15/2013		10,000	10,668

Maytag Corp.
5.000% due 05/15/2015		10,000	10,819

McDonald’s Corp.
5.000% due 02/01/2019		200	234
5.300% due 03/15/2017		125	145

McKesson Corp.
5.700% due 03/01/2017		11,600	13,634
7.500% due 02/15/2019		8,000	10,414

MDC Holdings, Inc.
5.375% due 12/15/2014		12,000	12,778

MeadWestvaco Corp.
7.375% due 09/01/2019		20,000	22,839

Meccanica Holdings USA, Inc.
6.250% due 01/15/2040		10,600	9,154

MGM Resorts International
9.000% due 03/15/2020		6,000	6,263
10.375% due 05/15/2014		5,650	6,194

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014		4,800	5,146
6.700% due 09/15/2019		55	62

Motorola Solutions, Inc.
5.375% due 11/15/2012		9,100	9,433
6.000% due 11/15/2017		400	444
8.000% due 11/01/2011		9,175	9,221

Nabors Industries, Inc.
6.150% due 02/15/2018		49,800	55,657

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nakilat, Inc.
6.067% due 12/31/2033		$3,700	$4,024

New York Times Co.
5.000% due 03/15/2015		26,930	26,661

Newell Rubbermaid, Inc.
6.250% due 04/15/2018		19,000	21,676

Newfield Exploration Co.
6.625% due 04/15/2016		600	609

Newmont Mining Corp.
6.250% due 10/01/2039		5,000	5,683

News America, Inc.
5.300% due 12/15/2014		500	545
6.650% due 11/15/2037		60	66
6.900% due 03/01/2019		70	82
8.450% due 08/01/2034		20	25

Noble Group Ltd.
4.875% due 08/05/2015		49,000	45,570
6.750% due 01/29/2020		96,100	84,935
8.500% due 05/30/2013		9,000	9,405

Nokia OYJ
5.375% due 05/15/2019		115	112
6.625% due 05/15/2039		115	108

Nordstrom, Inc.
6.750% due 06/01/2014		2,400	2,715

Norfolk Southern Corp.
5.750% due 04/01/2018		800	940

Northwest Airlines Pass-Through Trust
1.048% due 05/20/2014		1,872	1,741
7.041% due 04/01/2022		11,011	11,561
7.150% due 04/01/2021		1,571	1,516

Northwest Pipeline GP
7.000% due 06/15/2016		113	134

Novartis Capital Corp.
4.125% due 02/10/2014		2,969	3,195
4.400% due 04/24/2020		45,000	51,013

Novartis Securities Investment Ltd.
5.125% due 02/10/2019		71	84

Novatek Finance Ltd.
5.326% due 02/03/2016		76,000	75,050

NXP BV
4.355% due 10/15/2013	EUR	7,370	9,479

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$75,900	75,900

Office Depot, Inc.
6.250% due 08/15/2013		73,035	71,027

ONEOK Partners LP
6.150% due 10/01/2016		10,000	11,381
6.850% due 10/15/2037		31,800	38,169

OPTI Canada, Inc.
8.250% due 12/15/2014		700	445

Oracle Corp.
4.950% due 04/15/2013		15,030	16,003
5.000% due 07/08/2019		100	116
5.750% due 04/15/2018		19,335	23,093

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016		825	862

Packaging Corp. of America
5.750% due 08/01/2013		10,000	10,682

Pactiv Corp.
8.125% due 06/15/2017		9,800	8,379

Peabody Energy Corp.
6.500% due 09/15/2020		13,300	14,048

Pearson Dollar Finance PLC
5.500% due 05/06/2013		27,800	29,594
5.700% due 06/01/2014		5,000	5,506
6.250% due 05/06/2018		28,000	32,079

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	10,600	$13,120
5.750% due 03/01/2018		$25,400	27,750
6.250% due 08/05/2013	EUR	1,200	1,676
6.375% due 08/05/2016		1,300	1,861
7.500% due 12/18/2013	GBP	2,260	3,736

PepsiCo, Inc.
7.000% due 03/01/2029		$100	142
7.900% due 11/01/2018		150	200

Petrobras International Finance Co.
3.875% due 01/27/2016		190,000	190,380
5.750% due 01/20/2020		132,400	138,755
6.750% due 01/27/2041		50,000	52,250
6.875% due 01/20/2040 (l)		50,000	53,250
7.875% due 03/15/2019		94,120	110,120
8.375% due 12/10/2018		5,025	5,980

Petroleos Mexicanos
4.875% due 03/15/2015		700	740
5.500% due 01/09/2017	EUR	3,200	4,400
5.500% due 01/21/2021 (l)		$21,200	22,472
8.000% due 05/03/2019		50,610	62,250

Petronas Capital Ltd.
7.875% due 05/22/2022		160	204

Pfizer, Inc.
4.450% due 03/15/2012		250	254
4.650% due 03/01/2018		150	171
6.200% due 03/15/2019		100	126

Pharmacia Corp.
6.750% due 12/15/2027		5,000	6,636

PHH Corp.
9.250% due 03/01/2016		2,500	2,581

Philip Morris International, Inc.
4.875% due 05/16/2013		51,540	54,709
5.650% due 05/16/2018		37,960	44,968
6.375% due 05/16/2038		400	519

Pioneer Natural Resources Co.
5.875% due 07/15/2016		27,835	29,561

Pitney Bowes, Inc.
4.750% due 01/15/2016		15,000	15,948

Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,787
6.125% due 01/15/2017		25	28

Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014		500	551

PPG Industries, Inc.
6.650% due 03/15/2018		23,500	28,981

Praxair, Inc.
6.375% due 04/01/2012		200	206

President and Fellows of Harvard College
6.000% due 01/15/2019		34,800	43,554

Pride International, Inc.
6.875% due 08/15/2020		18,500	21,411
7.875% due 08/15/2040		6,100	7,855

Princeton University
4.950% due 03/01/2019		6,800	8,054

Pulte Group, Inc.
5.200% due 02/15/2015		9,200	8,372
5.250% due 01/15/2014		50,400	48,258
6.250% due 02/15/2013		10,000	10,050
7.625% due 10/15/2017		2,500	2,412

Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	2,135

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012		5,000	5,115

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,000	6,444

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rexam PLC
6.750% due 06/01/2013	$16,500	$17,667

Reynolds American, Inc.
6.750% due 06/15/2017	11,200	12,934
7.250% due 06/01/2012	46,540	48,386
7.250% due 06/01/2013	94,600	103,258
7.250% due 06/15/2037	1,100	1,242
7.625% due 06/01/2016	12,850	15,409
7.750% due 06/01/2018	8,100	9,894

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	8,700	8,134
9.000% due 04/15/2019	1,500	1,282

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,499

Rio Tinto Finance USA Ltd.
6.500% due 07/15/2018	175	211
7.125% due 07/15/2028	60	80
8.950% due 05/01/2014	65	77
9.000% due 05/01/2019	110	148

Roche Holdings, Inc.
6.000% due 03/01/2019	99,778	122,238

Rockies Express Pipeline LLC
6.875% due 04/15/2040	8,257	7,665

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	800	810

Rogers Communications, Inc.
6.375% due 03/01/2014	310	344
6.800% due 08/15/2018	100	122
7.500% due 03/15/2015	75	89

Rohm and Haas Co.
6.000% due 09/15/2017	155,299	175,898
7.850% due 07/15/2029	4,700	6,032

RPM International, Inc.
6.500% due 02/15/2018	26,800	29,995

RR Donnelley & Sons Co.
4.950% due 04/01/2014	800	760
5.625% due 01/15/2012	40,078	39,878
6.125% due 01/15/2017	8,705	7,595
8.600% due 08/15/2016	25,000	24,375

Ryder System, Inc.
6.000% due 03/01/2013	18,690	19,858

Ryland Group, Inc.
5.375% due 01/15/2015	9,000	8,168
6.625% due 05/01/2020	10,000	8,300
8.400% due 05/15/2017	28,000	27,090

RZD Capital Ltd.
5.739% due 04/03/2017	19,810	19,780

SABMiller PLC
5.500% due 08/15/2013	38,300	41,118
6.500% due 07/01/2016	1,900	2,238

Sanmina-SCI Corp.
8.125% due 03/01/2016	300	304

Sanofi
0.673% due 03/28/2014	10,000	9,984

SBA Tower Trust
5.101% due 04/15/2017	2,200	2,392

SCA Finans AB
4.500% due 07/15/2015	5,250	5,544

Seagate Technology HDD Holdings
6.375% due 10/01/2011	39,045	39,143

Sealed Air Corp.
5.625% due 07/15/2013	9,250	9,670

Shell International Finance BV
4.300% due 09/22/2019	500	563

Sheraton Holding Corp.
7.375% due 11/15/2015	5,000	5,412

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Siemens Financieringsmaatschappij NV
5.500% due 02/16/2012	$1,200	$1,217
5.750% due 10/17/2016	21,100	24,698
6.125% due 08/17/2026	10,800	13,306

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	100	94

Snap-On, Inc.
6.125% due 09/01/2021	67,000	80,901

Southern Co.
5.300% due 01/15/2012	300	304

Southern Natural Gas Co.
5.900% due 04/01/2017	5,000	5,637
8.000% due 03/01/2032	500	649

Southwest Airlines Co.
5.125% due 03/01/2017	4,500	4,832

Southwestern Energy Co.
7.500% due 02/01/2018	500	569

Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850	25,723
5.668% due 08/15/2014	35	38
6.200% due 04/15/2018	8,400	9,512

Staples, Inc.
9.750% due 01/15/2014	18,000	20,881

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	35,271	36,505
7.875% due 05/01/2012	35,500	36,388
7.875% due 10/15/2014	43,700	47,414

STATS ChipPAC Ltd.
7.500% due 08/12/2015	10,000	9,650

Steel Dynamics, Inc.
7.375% due 11/01/2012	800	820

Suncor Energy, Inc.
6.100% due 06/01/2018	3,900	4,559
6.850% due 06/01/2039	1,600	1,956

SunGard Data Systems, Inc.
10.250% due 08/15/2015	9,000	9,135

Target Corp.
5.125% due 01/15/2013	2,000	2,115
5.375% due 05/01/2017	40	47
5.875% due 03/01/2012	245	250
6.000% due 01/15/2018	200	243
7.000% due 01/15/2038	17,700	24,385

Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000	13,001

TCI Communications, Inc.
8.750% due 08/01/2015	5	6

Teck Resources Ltd.
4.500% due 01/15/2021	100	102
9.750% due 05/15/2014	5,571	6,609

Telefonica Emisiones S.A.U.
0.594% due 02/04/2013	100	96
5.855% due 02/04/2013	114	116
5.877% due 07/15/2019	20	20
6.221% due 07/03/2017	10,200	10,328
6.421% due 06/20/2016	5,196	5,336
7.045% due 06/20/2036	75	75

Temple-Inland, Inc.
6.375% due 01/15/2016	5,000	5,617
6.625% due 01/15/2018	15,430	17,123
7.875% due 05/01/2012	5,500	5,696

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	10,275	12,101

Tesco PLC
5.500% due 11/15/2017	500	584

Teva Pharmaceutical Finance III LLC
1.500% due 06/15/2012	100,000	100,590

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable, Inc.
5.400% due 07/02/2012	$9,469	$9,776
5.850% due 05/01/2017	60	67
6.200% due 07/01/2013	4,858	5,251
6.550% due 05/01/2037	215	240
6.750% due 07/01/2018	155	181
7.500% due 04/01/2014	100	113
8.250% due 02/14/2014	80	91
8.250% due 04/01/2019	675	847
8.750% due 02/14/2019	175	225

Time Warner, Inc.
5.875% due 11/15/2016	2,035	2,304
6.100% due 07/15/2040	29,100	32,160
6.500% due 11/15/2036	20,000	22,832
6.875% due 05/01/2012	390	403
7.625% due 04/15/2031	970	1,217
7.700% due 05/01/2032	115	147

Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000	10,098
5.950% due 09/15/2013 (l)	10,000	10,418
6.750% due 11/01/2019	10,000	10,259
8.910% due 10/15/2017	77,650	87,857

Total Capital S.A.
4.450% due 06/24/2020	73,500	82,435

TransCanada Pipelines Ltd.
3.800% due 10/01/2020	100	106
4.000% due 06/15/2013	20	21
6.500% due 08/15/2018	400	491
7.125% due 01/15/2019	35,124	44,706
7.250% due 08/15/2038	110	150
7.625% due 01/15/2039	39,682	54,225

Transocean, Inc.
4.950% due 11/15/2015	224,000	236,258
5.250% due 03/15/2013	15	16
6.000% due 03/15/2018	3,000	3,202

Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700	7,022
6.550% due 10/01/2017	9,800	11,542

Tyson Foods, Inc.
6.850% due 04/01/2016	18,908	20,657
10.500% due 03/01/2014	43,500	50,460

UAL Equipment Trust AB
10.850% due 02/19/2015 (a)	1,881	865

UAL Pass-Through Trust
9.200% due 03/29/2049 (a)	1,603	898
10.020% due 03/22/2014 (a)	6,141	2,464
10.125% due 03/22/2015 (a)	8,463	3,385
10.400% due 05/01/2018	49,683	53,658

Union Pacific Corp.
4.163% due 07/15/2022	14,556	15,593
5.450% due 01/31/2013	6,390	6,774
6.125% due 02/15/2020	40,000	48,738

Union Pacific Railroad Co. Pass-Through Trust
4.698% due 01/02/2024	124	136

United Technologies Corp.
5.375% due 12/15/2017	20	23
6.100% due 05/15/2012	150	155

UnitedHealth Group, Inc.
4.875% due 02/15/2013	44,500	46,717
4.875% due 04/01/2013	175	184
6.000% due 02/15/2018	60,600	72,082
6.875% due 02/15/2038	7,500	9,872

Universal Corp.
6.250% due 12/01/2014	33,000	36,366

Universal Health Services, Inc.
7.125% due 06/30/2016	17,575	18,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016	$1,500	$1,515
9.500% due 01/21/2020	9,900	9,504

UST LLC
5.750% due 03/01/2018	52,665	60,702

Vale Overseas Ltd.
4.625% due 09/15/2020	8,750	8,575
6.250% due 01/23/2017	39,835	43,281
6.875% due 11/21/2036	40,078	43,425
6.875% due 11/10/2039	82,100	89,078
8.250% due 01/17/2034	2,565	3,150

Valero Energy Corp.
6.625% due 06/15/2037	25	27
9.375% due 03/15/2019	15,000	19,270

Viacom, Inc.
4.375% due 09/15/2014	15	16
6.875% due 04/30/2036	145	174

Videotron Ltee
6.875% due 01/15/2014	304	306
9.125% due 04/15/2018	1,850	2,026

Vivendi S.A.
5.750% due 04/04/2013	145,000	153,041
6.625% due 04/04/2018	181,500	206,478

Volkswagen International Finance NV
0.824% due 10/01/2012	1,000	1,002

Walgreen Co.
5.250% due 01/15/2019	20	24

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300	3,487
4.550% due 05/01/2013	100	106
5.375% due 04/05/2017	2,716	3,210
5.800% due 02/15/2018	48,900	59,509

Walt Disney Co.
6.000% due 07/17/2017	70	84
6.375% due 03/01/2012	40	41

Waste Management, Inc.
5.000% due 03/15/2014	7,650	8,320
6.100% due 03/15/2018	1,800	2,080
7.125% due 12/15/2017	1,800	2,229
7.375% due 03/11/2019	12,000	15,079

WellPoint Health Networks, Inc.
6.375% due 01/15/2012	10,360	10,524

Wesfarmers Ltd.
6.998% due 04/10/2013	48,200	51,795

Westvaco Corp.
7.950% due 02/15/2031	22,000	24,938

Whirlpool Corp.
5.500% due 03/01/2013	10,300	10,772
6.500% due 06/15/2016	5,000	5,805
7.750% due 07/15/2016	11,000	13,286
8.000% due 05/01/2012	600	623

Williams Cos., Inc.
7.875% due 09/01/2021	140	166

Windstream Corp.
8.125% due 08/01/2013	5,000	5,288
8.625% due 08/01/2016	1,206	1,248

WM Wrigley Jr. Co.
2.450% due 06/28/2012	5,000	5,062
3.050% due 06/28/2013	6,250	6,385

WMG Acquisition Corp.
9.500% due 06/15/2016	1,020	1,038

WPP Finance UK
5.875% due 06/15/2014	2,400	2,597

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyeth
5.500% due 03/15/2013	$10,000	$10,692
5.500% due 02/01/2014	225	248
5.500% due 02/15/2016	850	979
7.250% due 03/01/2023	250	334

Wynn Las Vegas LLC
7.750% due 08/15/2020	4,000	4,220

Xerox Corp.
5.500% due 05/15/2012	250	257
6.750% due 02/01/2017	250	287

Xstrata Canada Corp.
6.000% due 10/15/2015	110	121

Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	11,250	11,306
5.800% due 11/15/2016	1,265	1,393

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	2,370

		11,869,583

UTILITIES 1.9%

AES Corp.
7.375% due 07/01/2021	41,450	39,377
7.750% due 03/01/2014	2,515	2,578
8.000% due 10/15/2017	4,500	4,545
9.750% due 04/15/2016	825	891

AES Red Oak LLC
8.540% due 11/30/2019	6,693	6,894

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	22,200	22,355
6.103% due 06/27/2012	33,025	33,771
7.700% due 08/07/2013	31,300	33,222
8.700% due 08/07/2018	94,600	109,854

Alabama Power Co.
5.500% due 10/15/2017	250	296

Alltel Corp.
7.000% due 07/01/2012	10,759	11,235

Ameren Corp.
8.875% due 05/15/2014	25,500	28,872

Ameren Energy Generating Co.
7.000% due 04/15/2018	3,000	3,052
7.950% due 06/01/2032	4,085	3,983

Appalachian Power Co.
4.950% due 02/01/2015	25	27
5.650% due 08/15/2012	2,840	2,947

AT&T Corp.
7.300% due 11/15/2011	2,715	2,734
8.000% due 11/15/2031	350	491

AT&T Mobility LLC
6.500% due 12/15/2011	330	334

AT&T, Inc.
4.850% due 02/15/2014	5,000	5,380
4.950% due 01/15/2013	177,040	185,493
5.100% due 09/15/2014	1,510	1,660
5.350% due 09/01/2040	739	777
5.500% due 02/01/2018	195,300	225,970
5.600% due 05/15/2018	25	29
5.625% due 06/15/2016	25	29
5.800% due 02/15/2019	435	511
6.300% due 01/15/2038	123,240	142,006
6.400% due 05/15/2038	180	210
6.450% due 06/15/2034	100	116
6.500% due 09/01/2037	309,500	363,580
6.550% due 02/15/2039	50	60
6.700% due 11/15/2013	100	111

Baltimore Gas & Electric Co.
6.125% due 07/01/2013	30	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BellSouth Corp.
4.463% due 04/26/2021	$86,800	$88,391
5.200% due 09/15/2014	27,800	30,560
6.550% due 06/15/2034	20,000	23,314

BP Capital Markets PLC
2.375% due 12/14/2011	2,730	2,740
3.125% due 03/10/2012	20,400	20,591
3.625% due 05/08/2014	180	189
4.742% due 03/11/2021	50	55
5.250% due 11/07/2013	820	883

British Telecommunications PLC
5.150% due 01/15/2013	450	471

Calpine Construction Finance Co. LP
8.000% due 06/01/2016	18,000	18,540

Carolina Power & Light Co.
5.125% due 09/15/2013	50	54
6.500% due 07/15/2012	275	287

CenterPoint Energy, Inc.
5.950% due 02/01/2017	7,800	8,859

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	35,700	40,341
7.750% due 11/30/2015	1,300	1,476

CenturyLink, Inc.
6.000% due 04/01/2017	21,900	21,492
6.150% due 09/15/2019	4,000	3,718
7.600% due 09/15/2039	8,900	8,043

Cleco Power LLC
6.000% due 12/01/2040	11,700	13,980

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	9,000	9,906

Columbus Southern Power Co.
6.050% due 05/01/2018	30	35

Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015	100	114
5.850% due 04/01/2018	105,540	127,764
6.750% due 04/01/2038	35,000	48,086
7.125% due 12/01/2018	335	429

Consolidated Natural Gas Co.
6.250% due 11/01/2011	15,880	15,943

Constellation Energy Group, Inc.
4.550% due 06/15/2015	3,000	3,150

Dominion Resources, Inc.
5.000% due 03/15/2013	250	264
5.150% due 07/15/2015	100	112
5.200% due 01/15/2016	15,300	17,225
5.250% due 08/01/2033	70	80
5.700% due 09/17/2012	100	104
6.400% due 06/15/2018	22,010	26,541
7.000% due 06/15/2038	25	33
8.875% due 01/15/2019	105	140

Duke Energy Carolinas LLC
5.100% due 04/15/2018	14,050	16,344
5.625% due 11/30/2012	5,100	5,353
5.750% due 11/15/2013	300	329

Duke Energy Corp.
6.300% due 02/01/2014	367	407

Duke Energy Ohio, Inc.
5.700% due 09/15/2012	135	141

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	15,600	15,861

E.ON International Finance BV
6.650% due 04/30/2038	1,100	1,383

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EDF S.A.
4.600% due 01/27/2020	$95,900	$100,733
5.500% due 01/26/2014	168,600	180,746
5.600% due 01/27/2040	53,000	57,303
6.500% due 01/26/2019	170,190	199,451
6.950% due 01/26/2039	149,550	187,296

Embarq Corp.
6.738% due 06/01/2013	300	312
7.082% due 06/01/2016	97,169	100,745
7.995% due 06/01/2036	300	283

Enel Finance International NV
3.875% due 10/07/2014	6,400	6,252
5.125% due 10/07/2019	235	221
5.700% due 01/15/2013	300	307
6.250% due 09/15/2017	2,400	2,429
6.800% due 09/15/2037	1,700	1,595

ENN Energy Holdings Ltd.
6.000% due 05/13/2021	38,600	37,437

Entergy Corp.
3.625% due 09/15/2015	200	200

FirstEnergy Corp.
6.450% due 11/15/2011	807	811
7.375% due 11/15/2031	95	118

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	115	126

Florida Power Corp.
5.100% due 12/01/2015	500	570
5.650% due 06/15/2018	70	84

France Telecom S.A.
2.125% due 09/16/2015	10,000	9,913
4.375% due 07/08/2014	26,400	28,201
8.500% due 03/01/2031	490	682

Frontier Communications Corp.
6.250% due 01/15/2013	10,000	10,075
8.250% due 05/01/2014	1,000	1,036

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	87,500	97,698
10.500% due 03/25/2014	105,200	117,382

GTE Corp.
6.940% due 04/15/2028	50	62

Gulf Power Co.
5.300% due 12/01/2016	40	45

Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	150	145

Indiana Michigan Power Co.
5.650% due 12/01/2015	425	482

Integrys Energy Group, Inc.
6.110% due 12/01/2066	375	360

Jersey Central Power & Light Co.
7.350% due 02/01/2019	52	66

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	23,000	23,172

Kinder Morgan Kansas, Inc.
5.150% due 03/01/2015	1,900	1,928
6.500% due 09/01/2012	4,250	4,388

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	2,500	2,457
6.250% due 06/17/2014	5,700	6,182

KT Corp.
4.875% due 07/15/2015	100	106

Majapahit Holding BV
7.250% due 10/17/2011	15,000	15,019
7.250% due 06/28/2017	9,100	9,912
7.750% due 01/20/2020	10,400	11,606
8.000% due 08/07/2019	4,600	5,198

MidAmerican Energy Co.
4.650% due 10/01/2014	100	110

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	$65	$75
6.125% due 04/01/2036	44,790	53,965

Midwest Generation LLC
8.560% due 01/02/2016	1,073	1,057

Monongahela Power Co.
7.950% due 12/15/2013	13,000	14,766

National Grid PLC
6.300% due 08/01/2016	4,500	5,182

Nevada Power Co.
6.750% due 07/01/2037	500	679
7.125% due 03/15/2019	165	207

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	10,505	10,931

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	1,965	2,094
7.875% due 12/15/2015	8,000	9,558

NGPL PipeCo LLC
6.514% due 12/15/2012	201,330	209,624
7.119% due 12/15/2017	58,640	61,961
7.768% due 12/15/2037	5,250	5,226

Northwestern Bell Telephone
7.750% due 05/01/2030	19,625	21,215

NRG Energy, Inc.
7.375% due 01/15/2017	14,800	15,336
8.500% due 06/15/2019	20	19

NSG Holdings LLC
7.750% due 12/15/2025	800	780

NV Energy, Inc.
6.750% due 08/15/2017	10	10

Ohio Edison Co.
5.450% due 05/01/2015	350	386

Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	109	133

Pacific Gas & Electric Co.
5.625% due 11/30/2017	500	584
5.800% due 03/01/2037	525	614
8.250% due 10/15/2018	495	661

PacifiCorp
5.500% due 01/15/2019	75	90

Peco Energy Co.
5.600% due 10/15/2013	8,500	9,234
5.950% due 10/01/2036	50	62

Penn Virginia Corp.
10.375% due 06/15/2016	400	421

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014	205	217

PG&E Corp.
5.750% due 04/01/2014	100	110

PPL Capital Funding, Inc.
6.700% due 03/30/2067	2,008	1,920

PPL Energy Supply LLC
5.700% due 10/15/2035	5,000	5,428
6.300% due 07/15/2013	10,000	10,706
6.400% due 11/01/2011	11,000	11,045

Progress Energy, Inc.
7.050% due 03/15/2019	17,550	21,883
7.750% due 03/01/2031	520	716

PSEG Power LLC
5.000% due 04/01/2014	10,425	11,174
5.320% due 09/15/2016	2,305	2,554
5.500% due 12/01/2015	8,000	8,855
6.950% due 06/01/2012	272	282

Public Service Co. of Colorado
3.200% due 11/15/2020	6	6

Public Service Electric & Gas Co.
6.330% due 11/01/2013	25	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puget Sound Energy, Inc.
5.757% due 10/01/2039		$50	$61

Qtel International Finance Ltd.
3.375% due 10/14/2016		11,100	11,162
4.750% due 02/16/2021		46,100	46,273
5.000% due 10/19/2025		29,600	29,100

Qwest Corp.
3.597% due 06/15/2013		110,770	111,601
6.500% due 06/01/2017		300	311
7.500% due 10/01/2014		1,700	1,844
7.625% due 06/15/2015		2,450	2,634
8.375% due 05/01/2016		10,250	11,301
8.875% due 03/15/2012		52,375	54,274

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020 (l)		54,657	59,237
6.332% due 09/30/2027		4,000	4,496

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020		7,006	7,593

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014		2,500	2,731
5.832% due 09/30/2016		10,628	11,493
5.838% due 09/30/2027		45,300	50,056
6.332% due 09/30/2027		3,000	3,372
6.750% due 09/30/2019 (l)		11,400	13,594

Sempra Energy
9.800% due 02/15/2019		15,000	21,044

Southern California Edison Co.
5.500% due 08/15/2018		40	48
5.750% due 03/15/2014		500	555

Southern California Gas Co.
4.800% due 10/01/2012		50	52

Sprint Capital Corp.
8.375% due 03/15/2012		20,750	21,061

Sprint Nextel Corp.
6.000% due 12/01/2016		4,750	4,109

Telecom Italia Capital S.A.
4.950% due 09/30/2014		30	29
5.250% due 11/15/2013		144	141
5.250% due 10/01/2015		35	33
6.000% due 09/30/2034		122	100
6.999% due 06/04/2018		15,030	15,095

Tenaska Alabama Partners LP
7.000% due 06/30/2021		76	79

TNK-BP Finance S.A.
6.125% due 03/20/2012		39,300	39,890
6.625% due 03/20/2017		7,000	7,018
6.625% due 03/20/2017 (l)		10,000	10,025
7.250% due 02/02/2020		4,100	4,151
7.500% due 03/13/2013		73,100	75,476
7.500% due 07/18/2016		26,800	27,875
7.875% due 03/13/2018		11,600	12,180

Tokyo Electric Power Co., Inc.
1.094% due 04/25/2013	JPY	107,000	1,238
1.500% due 05/30/2014		293,000	3,311
1.850% due 07/28/2014		223,000	2,533
4.100% due 05/29/2015		184,000	2,237
4.500% due 03/24/2014	EUR	51,750	55,466
5.050% due 11/28/2014	JPY	50,000	623

Verizon Communications, Inc.
5.250% due 04/15/2013		$18,310	19,474
5.500% due 04/01/2017		1,735	1,981
5.550% due 02/15/2016		2,000	2,285
5.850% due 09/15/2035		615	726
6.100% due 04/15/2018		65,115	77,836
6.900% due 04/15/2038		14,955	19,403
8.750% due 11/01/2018		1,664	2,234

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Global Funding Corp.
6.875% due 06/15/2012	$150	$156
7.375% due 09/01/2012	445	471
7.750% due 12/01/2030	9,570	13,218

Verizon New Jersey, Inc.
5.875% due 01/17/2012	865	878

Verizon New York, Inc.
7.375% due 04/01/2032	200	248

Verizon Virginia, Inc.
4.625% due 03/15/2013	500	523

Verizon Wireless Capital LLC
5.250% due 02/01/2012	68,300	69,256
5.550% due 02/01/2014	1,262	1,382
8.500% due 11/15/2018	340	454

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	5,000	4,875

Virgin Media Finance PLC
9.500% due 08/15/2016	1,525	1,655

Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	8,534
5.950% due 09/15/2017	15	18

Vodafone Group PLC
0.599% due 02/27/2012	40,000	40,029
4.150% due 06/10/2014	160	172
5.450% due 06/10/2019	425	500
5.625% due 02/27/2017	353	405
5.750% due 03/15/2016	545	623
6.150% due 02/27/2037	105	131

Wisconsin Electric Power Co.
6.000% due 04/01/2014	25	28

Wisconsin Energy Corp.
6.250% due 05/15/2067	15,000	14,999

		4,538,184

Total Corporate Bonds & Notes (Cost $71,663,808)		73,085,147

CONVERTIBLE BONDS & NOTES 0.1%
BANKING & FINANCE 0.0%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	4,000	4,215

Boston Properties LP
2.875% due 02/15/2037	18,600	18,763

ProLogis LP
2.250% due 04/01/2037	10,500	10,526

		33,504

INDUSTRIALS 0.1%

Host Hotels & Resorts LP
2.625% due 04/15/2027	44,500	44,834

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	1,000	1,018

Transocean, Inc.
1.500% due 12/15/2037	128,200	126,847

		172,699

Total Convertible Bonds & Notes (Cost $196,073)		206,203

MUNICIPAL BONDS & NOTES 4.3%
ALABAMA 0.0%

Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	1,600	1,219

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARIZONA 0.0%

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	$6,500	$4,951

Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
11.928% due 01/01/2032	4,815	6,323
16.315% due 01/01/2031	3,700	5,544

Arizona State Salt River Project Agricultural Improvement & Power District Revenue Bonds, Series 2005
8.770% due 01/01/2032	500	512

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	976
5.500% due 07/01/2037	5,000	4,199

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	10,000	11,102

		33,607

ARKANSAS 0.0%

Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	1,305

CALIFORNIA 1.6%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,600	1,909

Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	9,000	9,954

Alameda County, California Unified School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2024	3,500	1,774
0.000% due 08/01/2025	3,000	1,421

Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	7,674

Alameda, California Corridor Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	122

Bell, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	358

Brea, California Redevelopment Agency Tax Allocation Bonds, Series 2011
0.000% due 08/01/2034	2,665	494

Burbank, California Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	28,749

California State ABC Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	1,058

California State Bay Area Governments Association Revenue Bonds, (AGM Insured), Series 1994
6.000% due 12/15/2014	5	5

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	100,985	131,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$90,500	$117,647
6.918% due 04/01/2040	51,240	65,934
7.043% due 04/01/2050	144,700	194,238

California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	7,714

California State Ceres Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,300	888
0.000% due 08/01/2028	2,825	1,011
0.000% due 08/01/2029	2,940	978

California State East Side Union High School District General Obligation Bonds, (SGI Insured), Series 2005
0.000% due 08/01/2021	1,985	1,217
0.000% due 08/01/2022	1,490	859

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	5,930	1,422

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	86,800	104,587
7.550% due 04/01/2039	118,237	144,989

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	198,965	246,356
7.625% due 03/01/2040	100	123
7.700% due 11/01/2030	14,750	16,816
7.950% due 03/01/2036	37,800	42,928

California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	410

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	74,850	79,327

California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	166
5.950% due 04/01/2016	3,200	3,609

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	68,200	80,277

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	92
4.000% due 10/01/2017	100	110

California State Las Virgenes Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,791

California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	825	825

California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	440

California State Northern Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	51,000	59,619

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	$42,000	$46,421

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	110	110

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	63,220	68,573

California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	13,660
7.021% due 08/01/2040	14,900	16,013

California State Southern Mono Health Care District General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	1,800	724

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	3,000	2,786
6.000% due 06/01/2035	10,000	7,837
6.125% due 06/01/2038	2,000	1,543
6.125% due 06/01/2043	2,000	1,574

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	10,145	1,093
5.450% due 06/01/2028	15,000	12,374

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,500	17,687

California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	1,500	1,502

California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	3,008

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	2,034
5.250% due 07/01/2042	1,250	961
5.500% due 11/01/2038	2,750	2,443

California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	36,685	50,089

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	15,797

Chino Valley, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	300	158

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,895	1,628

Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,000	1,083
0.000% due 08/01/2025	3,535	1,654
0.000% due 08/01/2027	2,500	1,018

Compton, California Community Redevelopment Agency Tax Allocation Bonds, Series 2010
7.740% due 08/01/2024	1,305	1,383

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Contra Costa, California Community College District General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	$35,000	$41,513

Covina-Valley, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,374

Dixon, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 1998
4.850% due 09/02/2012	70	71

Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	473
0.000% due 10/01/2032	1,265	341

Escondido, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	1,000	430

Eureka, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	2,440	981

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	1,233
0.000% due 01/15/2034	5,000	1,130

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	20,232
5.000% due 06/01/2038	45,000	44,604

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	25,700	18,025
5.125% due 06/01/2047	37,000	23,564
5.300% due 06/01/2037 (g)	7,000	4,477
5.750% due 06/01/2047	67,100	47,385

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	16,200	21,900

Irvine, California Unified School District Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	405
4.931% due 09/01/2016	500	509
5.395% due 09/01/2017	1,000	1,025
5.845% due 09/01/2018	750	777
6.328% due 09/01/2019	500	520
6.578% due 09/01/2020	1,000	1,043

Jurupa, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	715

Kings Canyon, California Joint Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	990

Long Beach, California Unified School District General Obligation Bonds, Series 2011
0.000% due 08/01/2035	9,800	2,241

Long Beach, California Unified School District General Obligation Notes, Series 2011
5.914% due 08/01/2025	10,500	11,945

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	60,700	71,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	$52,565	$64,803
7.618% due 08/01/2040	3,100	3,837

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	37,075	47,962
6.750% due 08/01/2049	120,755	161,982

Los Angeles, California Community College District General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	16,340

Los Angeles, California Department of Airports Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,675	32,011

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	68,017

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	39,690	42,930
6.574% due 07/01/2045	2,440	3,170
6.603% due 07/01/2050	103,220	137,513

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,100	54,258

Los Angeles, California Department of Water & Power Revenue Notes, (AGM Insured), Series 2005
18.138% due 07/01/2013	12,500	14,007

Los Angeles, California Department of Water & Power Revenue Notes, (BABs), Series 2010
7.000% due 07/01/2041	1,500	1,759
7.003% due 07/01/2041	6,665	7,744

Los Angeles, California Harbor Department Revenue Bonds, Series 1988
7.600% due 10/01/2018	10	12

Los Angeles, California Unified School District General Obligation Bonds, (AGM Insured), Series 2007
4.500% due 07/01/2023	200	210

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	80,910
5.755% due 07/01/2029	2,500	2,794

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	69,300	86,294

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	69,400	78,151

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	40,972
5.813% due 06/01/2040	27,000	30,704

Manhattan Beach, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	485

Manteca, California Unified School District Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	956

Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60

Montclair, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2001
5.300% due 10/01/2030	5,820	5,142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Montebello, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2024	$1,485	$730

Montebello, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	717
0.000% due 08/01/2025	2,830	1,253
0.000% due 08/01/2027	2,775	1,044

Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	3,981

Newark, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	3,245	1,361

Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	9,100	10,171

Northern California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	8,139

Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	100	135

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	32,371

Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	450
0.000% due 12/01/2031	1,230	443
0.000% due 12/01/2032	1,225	420

Paramount, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 09/01/2023	1,750	940

Placer County, California Union High School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2033	10,150	2,655

Poway, California Unified School District General Obligation Notes, Series 2011
0.000% due 08/01/2040	5,000	912
0.000% due 08/01/2041	5,000	858
0.000% due 08/01/2046	10,000	1,263

Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	22,899
7.200% due 08/01/2039	35,000	41,519

Riverside, California Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	100	134

Rocklin, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,429
0.000% due 08/01/2024	5,000	2,547
0.000% due 08/01/2025	4,000	1,897
0.000% due 08/01/2026	4,000	1,774
0.000% due 08/01/2027	4,500	1,861

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	$10,000	$11,502

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	50	50

Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	4,370	4,356

Salinas, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2023	885	454

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	37,000	39,833

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	62,596

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,000	7,309
7.750% due 09/01/2040	6,000	6,226

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	50,335	38,816

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	10,000	11,744

San Francisco, California City & County Public Utilities Commission Revenue Notes, (BABs), Series 2010
6.950% due 11/01/2050	10,500	13,702

San Francisco, California City & County Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	10,183
5.600% due 10/01/2030	9,520	10,614
5.820% due 10/01/2040	19,315	21,962

San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 1999
0.000% due 08/01/2023	1,770	930

San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2025	10,895	4,957
0.000% due 08/01/2026	12,215	5,167

San Mateo, California Union High School District General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	17,423

Sanger, California Unified School District Certificates of Participation Bonds, Series 2010
5.250% due 07/01/2027	7,345	6,649

Santa Ana, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	1,130
0.000% due 08/01/2028	3,520	1,377
0.000% due 08/01/2030	2,500	845
0.000% due 08/01/2031	3,780	1,187
0.000% due 08/01/2032	3,770	1,103

Santa Barbara, California Secondary High School District General Obligation Bonds, Series 2011
0.000% due 08/01/2036	30,605	6,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	$2,000	$2,253

Santa Monica, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	925
0.000% due 08/01/2027	3,550	1,530

Shasta, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	503

Signal Hill, California Redevelopment Agency Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	145	149

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	15,200	16,372

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	10,119
6.538% due 07/01/2039	41,240	46,534

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	40,500	47,432

Southern California State Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	5,453
5.943% due 07/01/2040	18,600	20,599

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	24,916

Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,615	1,404
0.000% due 08/01/2024	2,705	1,354
0.000% due 05/01/2027	2,000	820

Stanislaus County, California Modesto High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	936

Stockton, California Public Financing Authority Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,095

Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,590	2,225

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	21,537
6.270% due 05/15/2031	3,045	3,354
6.583% due 05/15/2049	16,100	19,977

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	37,000	43,055
6.548% due 05/15/2048	113,400	137,069

University of California Regents Medical Center Revenue Bonds, Series 2008
5.000% due 05/15/2022	100	110

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	30,300	30,871
5.946% due 05/15/2045	36,000	40,100
6.296% due 05/15/2050	34,000	36,835

University of California Revenue Notes, Series 2011
0.887% due 07/01/2013	55,000	55,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Victor, California Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	$1,125	$558
0.000% due 08/01/2026	2,410	1,037

Vista, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	1,000	447

West Contra Costa, California Unified School District General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	20,115	23,030

Windsor, California Unified School District General Obligation Notes, Series 2011
0.000% due 08/01/2036	1,580	345
0.000% due 08/01/2037	3,825	785

Yorba Linda, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 1993
5.250% due 09/01/2013	25	25

Yuba City, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	978

		3,964,851

COLORADO 0.0%

Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	758

Colorado State E-470 Public Highway Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	20,000	3,888
0.000% due 09/01/2037	15,000	2,523

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	835

Colorado State Metro Wastewater Reclamation District Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,511

Denver, Colorado Public Schools Certificates of Participation Notes, Series 2011
6.220% due 12/15/2026	24,200	27,052
7.017% due 12/15/2037	15,000	19,085

		59,652

CONNECTICUT 0.0%

Naugatuck, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	180

DISTRICT OF COLUMBIA 0.1%

District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	104,600	120,304

FLORIDA 0.0%

Austin Trust Various States General Obligation Bonds, Series 2008
8.720% due 06/01/2032	14,375	15,794

Broward County, Florida Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	16,170
6.206% due 10/01/2030	15,000	16,207

Florida State Board of Education General Obligation Notes, (BABs), Series 2009
5.750% due 06/01/2039	5,000	5,564

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	$3,250	$2,644

Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
16.725% due 12/01/2026	2,755	4,896

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,545	4,049

Seminole County, Florida Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	37,579

		102,903

GEORGIA 0.1%

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	116,134	122,782

ILLINOIS 0.6%

Chicago, Illinois Airport Revenue Bonds, (BABs), Series 2010
6.395% due 01/01/2040	1,000	1,200
6.845% due 01/01/2038	2,000	2,226

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2030	40,000	14,307
0.000% due 12/01/2031	4,500	1,519

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2028	26,000	10,795
0.000% due 12/01/2031	22,000	7,428

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,585
7.517% due 01/01/2040	69,500	84,849

Chicago, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	7,135
0.000% due 01/01/2038	29,145	5,993
0.000% due 01/01/2039	32,670	6,308

Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2006
8.834% due 01/01/2014	12,465	12,833

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,599	1,651
6.750% due 12/01/2032	3,454	3,562

Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	1,350	1,350

Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	61,200	68,168

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,820	64,687
6.899% due 12/01/2040	401,065	481,599

Chicago, Illinois Water Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	20,000	25,671

Chicago, Illinois Water Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	9,559

Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,961
7.000% due 01/01/2028	2,740	2,429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	$1,050	$964

Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,196
5.750% due 05/15/2031	2,000	1,796

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 (a)	1,000	40

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	52,500	55,156
6.725% due 04/01/2035	71,900	76,290

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	13,815	12,501

Illinois State General Obligation Notes, (BABs), Series 2010
4.790% due 04/01/2016	16,800	17,629
5.090% due 04/01/2017	25,300	26,711
5.297% due 04/01/2018	27,000	28,432
5.547% due 04/01/2019	9,900	10,361

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	400	402
3.321% due 01/01/2013	6,200	6,315
4.071% due 01/01/2014	78,800	81,303
4.421% due 01/01/2015	103,300	107,762

Illinois State General Obligation Notes, Series 2011
4.511% due 03/01/2015	34,500	36,050

Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
16.366% due 06/01/2026	2,315	3,438

Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	21,217
0.000% due 12/15/2032	55,000	16,990
0.000% due 12/15/2033	50,000	14,456
0.000% due 06/15/2038	2,460	544

Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	37,255

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	21,740
6.184% due 01/01/2034	10,800	12,218

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	558

		1,420,139

INDIANA 0.0%

Evansville, Indiana Redevelopment Authority Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	7,630	8,467

Indiana State Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	700	778

Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	45,000	53,479

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	2,740

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.750% due 09/01/2042	$2,000	$	1,818

			67,282

IOWA 0.0%

Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900		1,577

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500		26,014

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100		12,952
6.500% due 06/01/2023	43,835		41,404

			81,947

KANSAS 0.0%

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500		403

LOUISIANA 0.1%

East Baton Rouge, Louisiana Sewerage Commission Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000		87,276

Louisiana State Revenue Bonds, (BABs), Series 2009
2.722% due 05/01/2043	2,600		2,649

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305		19,309

			109,234

MASSACHUSETTS 0.0%

Massachusetts State Revenue Bonds, (BABs), Series 2010
5.731% due 06/01/2040	11,790		15,097

Massachusetts State School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000		39,457

Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
9.340% due 08/01/2032	250		256

Southbridge, Massachusetts Associates LLC Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	29,500		36,108

			90,918

MICHIGAN 0.0%

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	745		588

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (r)	108		98

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775		644
5.000% due 09/01/2036	1,500		1,039

Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,420		1,266

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	315		239

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	$50,000	$58,989

		62,863

MINNESOTA 0.0%

North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	1,075

Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	76

		1,151

MISSISSIPPI 0.0%

Mississippi State Development Bank Special Obligation Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	10,000	11,635

MISSOURI 0.0%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	1,503

Missouri State University Place Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	368

		1,871

NEBRASKA 0.0%

Nebraska State Public Power District Revenue Bonds, (BABs), Series 2010
5.323% due 01/01/2030	600	654

Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	45,400	52,299

		52,953

NEVADA 0.2%

Clark County, Nevada General Obligation Notes (BABs), Series 2010
7.000% due 07/01/2038	35,000	40,359

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	140,800	174,503

Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	90,000	117,229
7.100% due 06/01/2039	33,000	36,608

Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	15,085	16,468
5.700% due 03/01/2040	10,885	11,942

Las Vegas, Nevada Valley Water District General Obligation Notes, (BABs), Series 2009
7.263% due 06/01/2034	14,800	16,877

		413,986

NEW JERSEY 0.2%

Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	505	531

New Jersey State Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2019	11,250	7,855
0.000% due 02/15/2020	65,775	42,890
0.000% due 02/15/2021	3,000	1,812
0.000% due 02/15/2026	2,710	1,163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	$1,895	$1,895

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.347% due 06/15/2013	144,660	145,207

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,691

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2041	10,000	10,891

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	14,600	10,593
5.000% due 06/01/2041	32,755	21,174

New Jersey State Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	28,046

New Jersey State Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2031	10,000	3,133

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	24,553	33,848

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	138,000	184,877

		495,606

NEW YORK 0.6%

Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,701

Austin Trust Various States Revenue Bonds, Series 2007
9.239% due 06/15/2038	69,000	75,699

Austin Trust Various States Revenue Bonds, Series 2008
12.665% due 11/01/2027	5,000	6,117
13.424% due 11/01/2027	5,000	6,716

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,186

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	1,232

New York City, New York General Obligation Bonds, (BABs), Series 2009
5.985% due 12/01/2036	9,360	11,290
6.435% due 12/01/2035	4,900	5,502

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.968% due 03/01/2036	45,000	53,934
6.246% due 06/01/2035	26,855	29,960
6.271% due 12/01/2037	4,000	5,010
6.646% due 12/01/2031	5,000	5,765

New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	234

New York City, New York General Obligation Notes, (BABs) Series 2010
5.817% due 10/01/2031	2,500	2,701

New York City, New York General Obligation Notes, (BABs), Series 2009
5.206% due 10/01/2031	3,000	3,343

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	$117,985	$139,982
5.790% due 06/15/2041	57,000	62,842
5.882% due 06/15/2044	32,900	40,669
6.124% due 06/15/2042	75,000	81,540
6.282% due 06/15/2042	33,400	38,272
6.491% due 06/15/2042	18,000	20,457

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	100	111
5.508% due 08/01/2037	70,000	82,617
5.572% due 11/01/2038	60,100	71,298
5.808% due 08/01/2030	20,000	21,644
5.932% due 11/01/2036	22,900	25,847

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.267% due 05/01/2027	25,000	28,179

New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	6,439

New York State Counties Tobacco Trust IV Revenue Bonds, Series 2005
6.000% due 06/01/2027	15,115	13,133

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	25,000	28,208
5.628% due 03/15/2039	1,750	2,074

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,200	56,147

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
8.619% due 09/15/2029	13,810	17,329

New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
7.917% due 07/15/2012	6,820	7,950

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,020	1,436

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000	45,884
6.089% due 11/15/2040	40,000	48,336
6.548% due 11/15/2031	27,525	32,904
6.648% due 11/15/2039	80,000	98,502
7.134% due 11/15/2030	3,700	4,234

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	4,895	5,337

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	491

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	79,900	92,960

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051 (d)	8,000	8,232

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000	17,385

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,100	63,830

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	$1,225	$887

		1,376,546

NORTH CAROLINA 0.0%

Austin Trust Various States Certificates of Participation Bonds, (AGM Insured), Series 2008
13.404% due 05/01/2026	4,880	6,263

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000	797

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500	1,362

North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,300	41,449

		49,871

NORTH DAKOTA 0.0%

Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400	5,205

OHIO 0.4%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,261

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	86,000	98,945

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	58,900	65,169
7.834% due 02/15/2041	17,400	23,458
8.084% due 02/15/2050	210,660	299,645

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	7,894
5.875% due 06/01/2030	13,800	10,355
5.875% due 06/01/2047	386,500	271,636
6.500% due 06/01/2047	16,900	12,961

Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	110	113

Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	73

Ohio Student Loan Funding Corp. Revenue Bonds, (AMBAC Insured), Series 1995
0.123% due 06/01/2025	39,400	36,648
0.140% due 06/01/2025	12,600	11,720
0.315% due 06/01/2025	35,000	32,555

Princeton, Ohio City School District General Obligations Bonds, (BABs), Series 2010
6.390% due 12/01/2047	20,000	21,715

University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.100% due 06/01/2026	5,000	5,610
7.875% due 06/01/2031	7,000	8,003

		909,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.0%

Oregon State Department of Administrative Services Certificate of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	$16,025	$17,649
6.180% due 05/01/2035	18,170	19,848

		37,497

PENNSYLVANIA 0.1%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	853
5.375% due 11/15/2040	50,800	42,337

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	466

Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	32,000	36,715

Pennsylvania State Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	1,100	1,199

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	2,300	2,543

Pennsylvania State Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	1,082

Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	7,550
6.765% due 06/01/2040	25,000	27,994

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	340	298

		121,037

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	51,800	5,854
0.000% due 08/01/2054	77,000	5,429

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600	1,311

		12,594

RHODE ISLAND 0.0%

Rhode Island State Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	186

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000	7,000

		7,186

SOUTH CAROLINA 0.0%

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750	374

SOUTH DAKOTA 0.0%

Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705	1,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 0.0%

Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	$1,325	$1,195

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 (a)	625	53

		1,248

TEXAS 0.2%

Austin Trust Various States Revenue Bonds, Series 2008
8.723% due 08/15/2030	6,595	7,384

Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000	32,370

Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2006
7.481% due 02/15/2014	6,500	7,218

Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500	559

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140	179

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	3,100	3,511

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	125,000	139,534

North Texas State Higher Education Authority Revenue Bonds, Series 2011
1.346% due 04/01/2040	14,073	14,106

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	75	95

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	50,500	57,042

North Texas State Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	25,000	27,739

San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	10,500	11,770

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	700	861
6.308% due 02/01/2037	40,400	44,867

Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	19,625	24,582

Texas State General Obligation Bonds, (BABs), Series 2010
4.681% due 04/01/2040	100	111

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
13.473% due 02/15/2032	4,690	6,663
15.842% due 02/15/2028	5,565	8,197

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF/GTD Insured), Series 2008
11.424% due 02/15/2012	3,985	4,285

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	$81,550	$96,311

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000	6,999
0.000% due 08/15/2025	19,990	9,247

Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	5,000	5,378

		509,008

UTAH 0.0%

Spanish Fork, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750	588

Utah County, Utah Revenue Bonds, Series 2007
5.875% due 06/15/2037	1,320	1,086

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250	188

Utah State Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	480	627

Utah State Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	787

Utah State Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2029	10,000	4,130

		7,406

VIRGINIA 0.0%

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (g)	11,000	6,640

WASHINGTON 0.0%

Spokane County, Washington Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	8,000	9,029

Washington State Biomedical Research Facilities 3 Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,282

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,000	1,230

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200	6,895

Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500	1,302

Washington State Port of Seattle Revenue Bonds, Series 2009
7.000% due 05/01/2036	11,820	13,543

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150	7,222

		40,503

WEST VIRGINIA 0.1%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	164,855	120,042

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.0%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	$1,250	$441

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250	2,063

		2,504

Total Municipal Bonds & Notes (Cost $9,171,691)		10,425,729

U.S. GOVERNMENT AGENCIES 35.7%

Bolivia Government AID Bond
0.376% due 02/01/2019	3,516	3,399

Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (c)	23	22
0.000% due 10/09/2019	13,300	10,148
0.295% due 07/25/2037	665	642
0.335% due 01/25/2021	177	177
0.355% due 03/25/2034	208	208
0.365% due 03/25/2036	6,610	6,191
0.385% due 08/25/2034	188	186
0.435% due 05/25/2035 - 10/27/2037	101,162	100,563
0.475% due 06/25/2032	34	34
0.485% due 03/25/2035 - 05/25/2037	331	330
0.535% due 12/25/2028 - 03/25/2037	12,799	12,768
0.545% due 04/25/2037	158,604	158,270
0.555% due 06/25/2037	36	36
0.585% due 07/25/2021 - 03/25/2044	16,060	16,016
0.595% due 03/25/2037	277	277
0.630% due 04/18/2028	115	116
0.635% due 06/25/2029 - 11/25/2036	12,562	12,565
0.645% due 09/25/2035	34,936	34,993
0.680% due 10/18/2030 - 02/25/2037	44,041	44,155
0.685% due 10/25/2030 - 09/25/2037	12,166	12,206
0.700% due 08/25/2021 - 03/25/2022	21	21
0.735% due 03/25/2017 - 04/25/2038	123,640	124,145
0.780% due 12/18/2031	270	272
0.815% due 08/25/2037	23,401	23,560
0.835% due 05/25/2030	273	274
0.850% due 11/25/2013 - 08/25/2022	43	44
0.865% due 05/25/2040	3,326	3,353
0.885% due 05/25/2030	273	274
0.900% due 10/25/2023 - 03/25/2024	1,877	1,902
0.935% due 10/25/2037 - 06/25/2040	74,000	74,767
0.955% due 06/25/2037	6,456	6,526
0.965% due 06/25/2040	27,500	27,795
0.985% due 03/25/2038 - 06/25/2040	83,552	84,550
1.050% due 01/25/2022	27	27
1.055% due 12/25/2039	4,353	4,415
1.080% due 01/25/2022	67	68
1.100% due 12/25/2021	31	32
1.135% due 04/25/2032	40	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.150% due 04/25/2021	$1	$1
1.250% due 04/25/2023	209	212
1.256% due 04/01/2027	34	35
1.452% due 07/01/2042 - 10/01/2044	40,112	40,528
1.453% due 12/01/2044	4,578	4,598
1.500% due 01/01/2021	13	13
1.502% due 09/01/2041	45	46
1.605% due 06/01/2035	1,309	1,343
1.625% due 10/26/2015	71,800	73,761
1.652% due 10/01/2030 - 10/01/2040	2,979	3,041
1.749% due 09/01/2022	92	93
1.785% due 09/01/2035	114	117
1.806% due 04/01/2027	39	41
1.827% due 05/01/2023	125	126
1.828% due 06/01/2023	79	81
1.875% due 02/01/2020 - 02/01/2022	114	114
1.897% due 02/01/2034	56	59
1.910% due 06/01/2030	42	42
1.920% due 11/01/2023	17	17
1.956% due 03/01/2019	525	534
1.958% due 12/01/2020	317	326
1.981% due 01/01/2020	389	396
1.999% due 03/01/2034	6,959	7,281
2.000% due 09/21/2015	190,000	196,783
2.035% due 10/01/2034	1,797	1,882
2.055% due 02/01/2035	3,218	3,370
2.074% due 06/01/2021	293	305
2.075% due 08/01/2035	290	301
2.105% due 01/01/2035	8,032	8,376
2.113% due 12/01/2034	189	197
2.121% due 01/01/2035 - 02/01/2035	11,965	12,466
2.138% due 12/01/2034	77	80
2.139% due 11/01/2023	15	15
2.142% due 12/01/2034	209	217
2.160% due 01/01/2035	182	189
2.164% due 11/01/2035	3,337	3,459
2.174% due 01/01/2035	7,948	8,261
2.184% due 08/01/2025	781	825
2.218% due 11/01/2034	1,805	1,876
2.221% due 05/01/2035	225	234
2.235% due 05/01/2024	12	12
2.254% due 08/01/2032	42	42
2.265% due 09/01/2029	4	4
2.269% due 09/01/2033	131	137
2.271% due 05/01/2034	415	435
2.280% due 10/01/2024	39	39
2.285% due 06/01/2015	83	85
2.287% due 07/01/2024	242	243
2.296% due 10/01/2034	324	339
2.297% due 11/01/2025	118	124
2.306% due 08/01/2033	24	25
2.311% due 10/01/2034	1,599	1,667
2.312% due 07/01/2035	138	145
2.315% due 12/01/2023 - 09/01/2034	1,228	1,274
2.322% due 12/01/2034	1,239	1,298
2.325% due 06/01/2035	1,591	1,675
2.335% due 02/01/2035	2,496	2,625
2.341% due 12/01/2033	373	393
2.345% due 07/01/2026 - 07/01/2035	2,564	2,697
2.347% due 12/01/2022	22	23
2.350% due 07/01/2035	63	67

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.354% due 07/01/2034	$21	$22
2.355% due 09/01/2023 - 03/01/2033	285	297
2.359% due 09/01/2035	6,985	7,256
2.360% due 11/01/2025 - 03/01/2035	1,487	1,562
2.361% due 03/01/2025	559	587
2.364% due 08/01/2035	2,477	2,607
2.366% due 11/01/2035	14,725	15,304
2.371% due 09/01/2024 - 08/01/2027	1,252	1,312
2.373% due 04/01/2033	68	71
2.375% due 04/01/2017 - 08/01/2035	1,194	1,254
2.379% due 02/01/2035	2,917	3,068
2.381% due 10/01/2024	84	88
2.382% due 07/01/2035	1,634	1,715
2.388% due 11/01/2025 - 09/01/2035	77	80
2.393% due 12/01/2034 - 05/25/2035	20,405	21,239
2.397% due 08/01/2035	6,376	6,709
2.407% due 12/01/2033	528	549
2.410% due 02/01/2035	2,822	2,969
2.411% due 11/01/2035	425	444
2.413% due 05/01/2033 - 09/01/2035	1,957	2,051
2.415% due 08/01/2035	46	48
2.416% due 05/01/2025 - 01/01/2026	273	287
2.418% due 11/01/2035	3,071	3,224
2.421% due 11/01/2032	85	89
2.425% due 08/01/2026 - 01/01/2036	914	959
2.426% due 11/01/2034	2,476	2,583
2.427% due 05/01/2026	40	42
2.430% due 05/01/2024 - 09/01/2034	14,309	15,045
2.434% due 05/01/2035	21,034	22,146
2.435% due 07/01/2035	1,586	1,668
2.437% due 11/01/2025	410	435
2.439% due 06/01/2025	61	64
2.440% due 11/01/2023	128	134
2.442% due 06/01/2034	20	21
2.444% due 06/01/2035	10,474	11,018
2.447% due 04/01/2027	43	46
2.450% due 12/01/2023 - 10/01/2027	170	177
2.452% due 07/01/2033	14	14
2.460% due 11/01/2034	53	56
2.467% due 06/01/2030	76	76
2.470% due 07/01/2026 - 05/01/2035	12,400	13,063
2.475% due 05/01/2022 - 01/01/2036	508	536
2.477% due 11/01/2035	777	821
2.481% due 12/01/2025	260	276
2.487% due 12/01/2035	14	15
2.488% due 05/01/2030	12	13
2.500% due 08/01/2035	707	745
2.510% due 06/01/2035	6,119	6,453
2.518% due 02/01/2028	41	44
2.525% due 12/01/2034	37	39
2.527% due 07/01/2034	3,188	3,361
2.540% due 04/01/2024	214	214
2.547% due 05/01/2035 - 07/01/2035	5,935	6,272

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 08/01/2031 - 02/01/2035	$178	$182
2.552% due 06/01/2025	306	325
2.555% due 11/01/2034	3,842	4,079
2.560% due 12/01/2023 - 02/01/2036	262	276
2.565% due 11/01/2025	63	63
2.570% due 12/01/2033	944	996
2.580% due 04/01/2034	244	257
2.585% due 03/01/2026	48	50
2.588% due 10/01/2020	14	14
2.590% due 06/01/2035	132	139
2.608% due 09/01/2024	83	84
2.609% due 03/01/2033	113	114
2.612% due 08/01/2023 - 03/01/2036	395	416
2.617% due 09/01/2035	203	214
2.621% due 03/01/2034	6,137	6,450
2.623% due 12/01/2024	11	12
2.625% due 02/01/2024	49	51
2.645% due 07/01/2017	515	526
2.654% due 11/01/2035	10,639	11,224
2.659% due 09/01/2017	403	412
2.663% due 06/01/2033	98	103
2.669% due 10/01/2023	18	19
2.686% due 09/01/2014 - 05/01/2030	21	21
2.694% due 10/01/2034	3,099	3,267
2.710% due 11/01/2023	14	14
2.752% due 09/01/2035	5,768	5,957
2.755% due 09/01/2035	1,443	1,486
2.758% due 12/01/2030	13	13
2.782% due 12/01/2027	248	262
2.783% due 10/01/2026	10	10
2.811% due 11/01/2034	1,550	1,636
2.819% due 06/01/2035	1,088	1,155
2.820% due 06/01/2023	17	17
2.835% due 11/01/2019	94	95
2.848% due 04/01/2026	14	14
2.850% due 12/01/2026	11	12
2.875% due 10/01/2024	4	4
2.918% due 11/01/2031	173	173
2.936% due 02/01/2033	1	2
2.948% due 05/01/2014	32	33
2.962% due 11/01/2024	1,194	1,228
2.975% due 06/01/2019	2	2
3.000% due 11/01/2026 - 11/01/2027	117,043	120,025
3.007% due 07/01/2021	21	22
3.050% due 10/01/2020	25	25
3.125% due 01/01/2018	56	58
3.130% due 07/01/2019	63	63
3.140% due 11/21/2021	8,700	8,679
3.157% due 08/01/2027	690	730
3.220% due 07/01/2019	8	8
3.239% due 08/01/2027	76	80
3.242% due 02/01/2021	42	42
3.291% due 09/01/2019	477	487
3.330% due 11/21/2021	16,900	16,941
3.380% due 01/20/2022	1,100	1,101
3.400% due 02/01/2028	398	405
3.406% due 10/01/2019	96	102
3.424% due 05/01/2036	1,071	1,131
3.432% due 03/21/2022	5,600	5,604
3.445% due 12/01/2017	4	4
3.500% due 11/21/2021 - 10/01/2041	2,691,652	2,776,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.570% due 11/21/2021	$2,912	$2,971
3.750% due 01/01/2020	7	7
3.859% due 12/01/2017	494	511
3.930% due 06/01/2022 - 04/01/2038	51	53
3.938% due 05/01/2023	199	206
3.980% due 07/01/2021	45,500	49,233
4.000% due 03/01/2013 - 10/01/2041	20,871,937	21,909,247
4.003% due 07/01/2024	82	87
4.185% due 03/01/2023	124	125
4.200% due 05/01/2021	2	2
4.250% due 05/01/2016	12,117	13,169
4.324% due 09/01/2028	197	205
4.331% due 10/01/2027	147	156
4.375% due 10/15/2015 - 03/01/2023	1,772	2,007
4.396% due 03/01/2035	70	73
4.412% due 08/01/2022	729	737
4.421% due 02/01/2028	24	25
4.500% due 04/01/2013 - 10/01/2041	30,887,688	32,795,935
4.537% due 09/01/2021	6	7
4.542% due 12/01/2036	715	751
4.565% due 09/01/2021	10	10
4.680% due 12/01/2012	343	352
4.733% due 04/01/2018	125	133
4.738% due 09/01/2034	766	820
4.750% due 03/01/2035	209	212
4.768% due 11/01/2012	45	46
4.825% due 02/01/2020	31	31
4.856% due 02/01/2013	313	324
4.862% due 04/01/2035	2,603	2,746
4.870% due 05/01/2013	122	125
4.871% due 04/01/2013	45	47
4.959% due 02/01/2013	379	389
4.990% due 03/01/2024	19	20
5.000% due 10/01/2012 - 10/01/2041	8,237,455	8,870,919
5.019% due 06/01/2035	1,890	2,022
5.025% due 11/01/2022	16	16
5.052% due 09/01/2035	1,561	1,670
5.060% due 07/01/2035	1,183	1,268
5.080% due 10/01/2035	1,574	1,686
5.106% due 09/01/2035	2,690	2,882
5.140% due 11/01/2035	2,245	2,411
5.146% due 11/01/2035	1,788	1,917
5.152% due 02/01/2016	178	200
5.153% due 08/01/2035	1,503	1,613
5.159% due 10/01/2035	1,666	1,768
5.164% due 07/01/2035	1,899	2,035
5.165% due 06/01/2029	53	55
5.186% due 08/01/2035	1,970	2,112
5.196% due 10/01/2035	2,918	3,133
5.204% due 09/01/2035	32	34
5.208% due 08/01/2035	1,785	1,915
5.212% due 09/01/2035	1,558	1,661
5.215% due 12/01/2035	1,872	2,013
5.245% due 07/01/2035	1,242	1,332
5.276% due 11/01/2035	9	9
5.286% due 02/01/2021	51	52
5.290% due 11/25/2033	365	400
5.299% due 09/01/2035	2,103	2,257
5.301% due 10/01/2035	2,079	2,233
5.310% due 08/25/2033 - 11/01/2035	4,124	4,380
5.315% due 01/01/2036	33	36

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.321% due 10/01/2035	$2,087	$2,246
5.346% due 01/01/2036	1,761	1,895
5.362% due 11/01/2035	2,461	2,652
5.370% due 08/25/2043	1,475	1,615
5.405% due 01/01/2037	198	211
5.410% due 09/01/2012	260	265
5.483% due 01/01/2037	230	244
5.499% due 03/01/2036	1,651	1,784
5.500% due 01/01/2012 - 10/01/2041	3,319,233	3,623,510
5.603% due 12/01/2035	1,162	1,257
5.613% due 02/01/2036 - 03/01/2036	3,489	3,764
5.616% due 03/01/2023	403	432
5.647% due 03/01/2036	1,668	1,805
5.651% due 02/01/2036	272	292
5.678% due 01/01/2036	933	999
5.685% due 09/01/2036	3	4
5.726% due 03/01/2036	1,981	2,146
5.742% due 04/01/2036	6	6
5.748% due 11/01/2011	15	15
5.750% due 12/20/2027 - 08/25/2034	1,794	1,948
5.780% due 09/01/2012	455	464
5.790% due 10/01/2017	382	425
5.791% due 09/01/2037	15	16
5.815% due 12/01/2036	103	109
5.816% due 06/01/2036	360	390
5.861% due 07/01/2032	81	86
5.865% due 06/25/2037 (b)	5,496	693
5.867% due 02/01/2012	342	342
5.874% due 05/01/2037	35	38
5.926% due 10/01/2011	11	11
6.000% due 04/01/2012 - 10/25/2044	5,356,586	5,900,522
6.002% due 09/01/2037	106	113
6.015% due 05/25/2037 - 06/25/2037 (b)	8,394	999
6.078% due 09/01/2036	21	22
6.160% due 08/01/2017	149	167
6.195% due 02/01/2012	283	283
6.200% due 01/01/2012	300	300
6.250% due 07/01/2024 - 02/25/2029	1,093	1,260
6.280% due 06/15/2027	166,000	167,762
6.290% due 02/25/2029	500	574
6.300% due 10/17/2038	4,075	4,651
6.315% due 07/25/2036 (b)	4,211	646
6.322% due 12/25/2042	20,892	25,126
6.365% due 06/25/2037 (b)	4,545	648
6.390% due 05/25/2036	133	133
6.415% due 07/25/2037 (b)	6,231	907
6.500% due 03/01/2012 - 02/25/2047	124,714	141,834
6.750% due 10/25/2023	197	233
6.795% due 11/01/2021	36	36
6.900% due 05/25/2023	29	33
6.974% due 08/25/2037	389	426
7.000% due 12/01/2011 - 01/25/2048	15,531	17,717
7.250% due 01/01/2023	368	411
7.265% due 09/25/2038 (b)	2,871	393
7.370% due 03/25/2039	30	34
7.375% due 05/25/2022	654	780
7.500% due 01/01/2012 - 07/25/2041	4,723	5,331
7.750% due 01/25/2022	911	1,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.780% due 01/01/2018	$1,921	$2,147
7.800% due 10/25/2022 - 06/25/2026	166	202
8.000% due 06/01/2012 - 12/01/2033	12,608	14,893
8.000% due 08/18/2027 (b)	6	1
8.060% due 04/01/2030	1,616	2,021
8.080% due 04/01/2030	890	1,020
8.200% due 04/25/2025	3	3
8.490% due 06/01/2025	790	924
8.500% due 06/01/2012 - 07/01/2037	2,875	3,367
8.500% due 01/01/2018 (b)	3	0
8.750% due 01/25/2021	129	148
9.000% due 04/01/2017 - 11/01/2025	892	1,048
9.000% due 06/25/2022 (b)	28	7
9.198% due 09/25/2028	212	232
9.250% due 04/25/2018	12	14
9.300% due 05/25/2018 - 08/25/2019	39	45
9.500% due 01/01/2018 - 03/01/2026	484	565
10.000% due 11/01/2013 - 05/01/2022	79	86
10.500% due 11/01/2013 - 04/01/2022	7	7
11.000% due 11/01/2013 - 11/01/2020	67	76
11.500% due 08/20/2016 - 11/01/2019	2	2
11.557% due 09/25/2033	81	82
14.750% due 08/01/2012	1	1
15.000% due 10/15/2012	3	3
15.539% due 06/25/2036	193	198
16.000% due 09/01/2012 - 12/01/2012	2	2
903.212% due 08/25/2021 (b)	0	3
1000.000% due 04/25/2022	0	6

Farmer Mac
6.774% due 01/25/2013	490	487
7.500% due 01/25/2012	681	670
7.781% due 07/25/2012	532	529
7.790% due 01/25/2012	196	193
8.043% due 01/25/2012	132	131

Federal Housing Administration
6.780% due 07/25/2040	7,019	6,961
6.896% due 07/01/2020	6,628	6,560
6.960% due 05/01/2016	112	111
6.997% due 09/01/2019	5	5
7.110% due 05/01/2019	1,451	1,434
7.315% due 08/01/2019	2,893	2,861
7.350% due 04/01/2019	42	42
7.375% due 02/01/2018	113	112
7.380% due 04/01/2041	2,328	2,303
7.400% due 01/25/2020	840	832
7.430% due 10/01/2018 - 06/01/2024	8,190	8,144
7.430% due 12/01/2018 (a)	315	314
7.450% due 05/01/2021	1,938	1,931
7.460% due 01/01/2023	43	43
7.465% due 11/01/2019	1,516	1,509
7.580% due 12/01/2040	6,978	6,944
7.780% due 11/01/2040	6,982	6,942

Freddie Mac
0.000% due 10/15/2033 (c)	1,055	947
0.275% due 12/25/2036	10,677	10,616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.379% due 07/15/2019	$11,933	$11,914
0.469% due 05/15/2036	45	45
0.479% due 07/15/2034	730	732
0.495% due 08/25/2031	319	310
0.529% due 02/15/2037	30	30
0.569% due 02/15/2037	219	219
0.579% due 12/15/2029 - 06/15/2031	1,074	1,074
0.629% due 06/15/2018 - 05/15/2037	48,201	48,259
0.679% due 06/15/2023 - 12/15/2031	55	55
0.729% due 06/15/2030 - 12/15/2032	299	300
0.809% due 07/15/2037	6,233	6,273
0.929% due 08/15/2037	5,888	5,947
0.939% due 10/15/2037	1,621	1,638
0.949% due 05/15/2037 - 09/15/2037	7,326	7,401
0.979% due 08/15/2036	387	392
1.000% due 08/20/2014 (j)(l)(m)(n)	2,037,800	2,054,457
1.079% due 11/15/2039	239	243
1.235% due 05/25/2043	9,839	9,722
1.250% due 02/15/2021	12	12
1.451% due 10/25/2044	12,858	13,243
1.452% due 02/25/2045	31,414	30,243
1.652% due 07/25/2044	5,467	5,577
1.750% due 04/01/2017 - 06/01/2017	4	4
2.000% due 08/25/2016 - 12/01/2016	50,072	51,947
2.020% due 10/25/2023	655	671
2.022% due 06/01/2022	8	8
2.097% due 03/01/2035	1,819	1,894
2.129% due 09/01/2035	84	87
2.178% due 05/01/2023	115	120
2.220% due 09/01/2035	45	47
2.222% due 07/01/2032	2	2
2.230% due 10/25/2023	131	131
2.237% due 09/01/2023	128	129
2.250% due 02/01/2018	70	72
2.285% due 06/01/2033	277	290
2.286% due 07/01/2023	52	52
2.299% due 01/01/2022	64	64
2.310% due 04/01/2023	10	10
2.311% due 07/01/2020	106	107
2.318% due 08/01/2023	80	83
2.319% due 12/01/2022	11	11
2.345% due 08/01/2035 - 04/01/2036	1,468	1,548
2.353% due 03/01/2024	190	200
2.360% due 07/01/2022 - 05/01/2035	19,882	20,949
2.365% due 09/01/2023	60	60
2.375% due 01/01/2019	1	1
2.387% due 06/01/2021	252	266
2.390% due 11/01/2026	299	312
2.393% due 07/01/2023	72	73
2.402% due 04/01/2025	12	12
2.410% due 04/01/2024	450	474
2.421% due 11/01/2023	150	156
2.429% due 02/01/2025	13	14
2.433% due 02/01/2036	533	557
2.436% due 04/01/2025	68	69
2.439% due 09/01/2028	2	2
2.442% due 06/01/2022 - 06/01/2024	636	659

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.446% due 06/01/2022	$78	$79
2.448% due 10/01/2026	208	219
2.459% due 10/01/2023 - 07/01/2025	496	518
2.461% due 07/01/2024	51	53
2.465% due 03/01/2035	21	22
2.468% due 06/01/2035	2,829	2,980
2.473% due 09/01/2023	433	457
2.475% due 11/01/2028	419	443
2.481% due 08/01/2035	38	40
2.484% due 05/01/2023	45	45
2.486% due 02/01/2023	68	71
2.488% due 08/01/2023	347	353
2.490% due 08/01/2023 - 01/01/2034	4,309	4,497
2.492% due 04/01/2029 - 11/01/2035	16,932	17,567
2.494% due 09/01/2023	310	325
2.500% due 06/01/2024 - 08/01/2035	407	421
2.502% due 10/01/2024	70	74
2.505% due 07/01/2035	25	27
2.507% due 05/01/2023	51	52
2.508% due 02/01/2026	355	376
2.525% due 06/01/2020	63	64
2.530% due 07/01/2033	23	25
2.534% due 10/01/2023 - 10/01/2024	251	262
2.540% due 04/01/2036	7	7
2.542% due 08/01/2023	716	755
2.552% due 10/01/2023 - 09/01/2035	139	147
2.561% due 01/01/2028	29	31
2.582% due 07/01/2036	14	15
2.594% due 07/01/2027	16	17
2.606% due 10/01/2023	47	47
2.610% due 07/01/2035	7,914	8,375
2.615% due 07/01/2030	685	703
2.620% due 05/01/2036	604	637
2.625% due 12/01/2023	104	109
2.632% due 10/01/2035	27,984	29,473
2.643% due 07/01/2032	76	81
2.672% due 08/01/2023	1	1
2.689% due 08/01/2023	38	38
2.740% due 10/01/2035	14,850	15,409
2.751% due 01/01/2024 - 10/01/2035	12,463	12,930
2.755% due 09/01/2035	6,891	7,262
2.788% due 11/01/2034	90	95
2.795% due 06/01/2030	350	369
2.812% due 07/01/2019	137	138
2.863% due 11/01/2035	12,751	13,334
2.878% due 12/01/2026	453	463
2.912% due 10/01/2035	14,402	15,062
2.939% due 10/01/2022	39	39
2.989% due 05/01/2022	19	19
3.137% due 09/01/2023	24	25
3.246% due 05/01/2021	726	740
3.250% due 05/01/2023	9	9
3.265% due 05/01/2020	35	35
3.382% due 08/15/2032	5,080	5,388
3.405% due 02/01/2019	24	24
3.493% due 12/01/2018	194	195
3.500% due 09/01/2018 - 07/15/2032	1,351	1,426
3.560% due 03/01/2022	755	794
3.632% due 05/01/2018	155	156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.693% due 05/01/2018	$115	$116
3.750% due 11/15/2017	270	274
3.875% due 09/01/2018	43	44
3.887% due 01/01/2021	31	31
4.000% due 02/01/2014 - 10/01/2041	29,815	31,072
4.145% due 01/01/2035	206	208
4.176% due 04/01/2029	24	24
4.205% due 03/01/2021	379	379
4.295% due 07/01/2019	3	3
4.307% due 10/01/2020	6	6
4.480% due 02/01/2021	5	5
4.500% due 05/01/2013 - 10/01/2041	2,506,016	2,652,812
4.530% due 01/01/2019	43	43
4.662% due 03/01/2035	315	332
4.840% due 05/01/2020	12	13
4.875% due 06/13/2018	37,100	44,485
4.909% due 10/01/2035	1,561	1,656
4.936% due 10/01/2020	184	186
5.000% due 02/01/2013 - 02/01/2038	111,380	120,590
5.075% due 01/01/2019	1	1
5.088% due 01/01/2036	9	9
5.089% due 10/01/2035	2,236	2,394
5.105% due 05/01/2018	42	44
5.161% due 09/01/2037	30	32
5.224% due 05/01/2037	203	216
5.372% due 12/01/2035	1,513	1,629
5.426% due 06/01/2037	30	32
5.450% due 11/01/2035	1,232	1,328
5.479% due 02/01/2038	52	56
5.500% due 09/01/2012 - 07/01/2047	941,096	1,022,637
5.526% due 01/01/2037	197	209
5.684% due 03/01/2036	836	907
5.694% due 02/01/2037	31	33
5.736% due 12/01/2037	113	121
5.784% due 02/01/2037	23	24
5.832% due 04/01/2036	1,287	1,395
5.866% due 05/01/2037	68	73
5.950% due 06/15/2028	43,246	49,440
6.000% due 09/01/2012 - 10/01/2041	1,137,027	1,248,713
6.021% due 02/15/2038 (b)	4,224	492
6.250% due 12/15/2028	717	790
6.421% due 11/15/2036 (b)	46,192	8,197
6.500% due 11/01/2011 - 10/25/2043	203,377	223,410
6.950% due 07/15/2021 - 08/15/2021	76	84
7.000% due 12/01/2011 - 10/25/2043	27,348	31,746
7.000% due 09/15/2023 (b)	14	2
7.400% due 02/01/2021	514	509
7.500% due 02/01/2016 - 11/01/2037	10,846	11,927
7.645% due 05/01/2025	6,852	8,051
7.800% due 09/15/2020	7	7
8.000% due 01/01/2012 - 06/01/2030	2,337	2,749
8.250% due 06/15/2022	149	173
8.500% due 07/01/2014 - 06/01/2030	1,332	1,419
8.656% due 10/15/2033	1,961	1,988
8.668% due 10/15/2033	1,356	1,374
8.743% due 11/15/2033	2,122	2,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 12/15/2020	$62	$75
8.900% due 11/15/2020	386	440
9.000% due 10/01/2013 - 07/01/2030	394	444
9.000% due 05/01/2022 (b)	3	1
9.250% due 07/01/2017	2	2
9.500% due 09/01/2016 - 12/01/2022	417	481
10.000% due 06/01/2017 - 03/01/2021	22	25
10.500% due 10/01/2017 - 01/01/2021	7	9
11.000% due 09/01/2015 - 05/01/2020	3	3
13.250% due 10/01/2013	24	25
14.000% due 04/01/2016	1	1
884.500% due 01/15/2021 (b)	0	1
1007.500% due 02/15/2022 (b)	0	2

Ginnie Mae
0.530% due 05/20/2037	72,759	72,631
0.629% due 06/16/2031 - 03/16/2032	390	391
0.679% due 11/16/2029 - 10/16/2030	394	394
0.729% due 02/16/2030 - 04/16/2032	2,201	2,208
0.730% due 09/20/2030	142	142
0.779% due 12/16/2025	67	68
0.829% due 02/16/2030	1,584	1,591
0.879% due 02/16/2030	671	674
1.110% due 02/20/2060	49,196	49,142
1.180% due 03/20/2031	110	110
1.750% due 02/20/2032	794	819
2.000% due 11/20/2032	263	272
2.125% due 11/20/2021 - 10/20/2033	20,057	20,795
2.250% due 01/20/2028 - 03/20/2030	5,155	5,337
2.375% due 02/20/2017 - 05/20/2032	40,859	42,385
2.500% due 06/20/2021 - 02/20/2034	261	271
2.625% due 07/20/2017 - 09/20/2033	25,630	26,616
2.875% due 01/20/2025	13	13
3.000% due 12/20/2018 - 06/20/2025	256	266
3.500% due 12/20/2017 - 12/20/2020	137	143
4.000% due 12/20/2015 - 08/20/2018	54	57
4.500% due 11/16/2028 - 12/20/2028	3,640	3,949
4.750% due 07/20/2035	1,977	2,218
5.000% due 02/20/2031 - 07/20/2034	703	745
5.196% due 10/16/2037	1,500	1,679
5.244% due 04/16/2038	1,560	1,784
5.500% due 05/20/2017 - 03/16/2034	471	501
6.000% due 03/15/2013 - 02/15/2040	26,093	29,135
6.250% due 03/16/2029	408	439
6.371% due 08/16/2033 (b)	2,549	543
6.500% due 04/15/2026 - 09/20/2038	33,029	37,385

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.750% due 06/20/2028 - 10/16/2040	$18,589	$	21,060
7.000% due 12/15/2011 - 10/15/2034	4,559		5,128
7.500% due 05/20/2017 - 02/15/2035	6,016		6,747
7.700% due 03/15/2041	6,368		6,368
7.750% due 08/20/2025 - 12/15/2040	1,531		1,634
8.000% due 01/15/2017 - 10/20/2031	919		1,067
8.250% due 04/15/2020	48		55
8.300% due 06/15/2019	13		15
8.500% due 07/15/2016 - 04/15/2031	657		786
9.000% due 04/20/2016 - 01/15/2031	674		788
9.250% due 12/20/2016	1		1
9.500% due 09/15/2016 - 12/15/2026	309		354
10.000% due 02/15/2013 - 02/15/2025	217		248
10.250% due 02/20/2019	7		8
10.500% due 12/15/2015 - 09/15/2021	77		83
11.000% due 06/15/2013 - 09/15/2017	3		3
11.500% due 04/15/2013 - 05/15/2013	1		1
12.000% due 11/15/2012 - 05/15/2016	25		26
13.500% due 09/15/2014	3		3
15.000% due 03/15/2012 - 09/15/2012	2		2

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	103		104
1.000% due 03/25/2025 - 07/25/2025	111		112
1.100% due 01/25/2019 - 11/25/2024	137		138
3.870% due 01/01/2014	360		368
4.120% due 03/10/2014	555		579
4.330% due 07/01/2014	56		58
4.340% due 03/01/2024	159		171
4.350% due 07/01/2023	503		541
4.430% due 05/01/2029	4,983		5,436
4.504% due 02/10/2014	23		24
4.524% due 02/10/2013	2,311		2,394
4.625% due 02/01/2025	1,022		1,111
4.684% due 09/10/2014	13,862		14,614
4.750% due 07/01/2025	723		790
4.754% due 08/10/2014	1,065		1,132
4.770% due 04/01/2024	772		840
4.840% due 02/01/2023 - 05/01/2025	15,791		17,249
4.870% due 12/01/2024	1,439		1,586
4.890% due 12/01/2023	899		979
4.930% due 01/01/2024	1,785		1,947
4.950% due 03/01/2025	1,547		1,696
4.980% due 11/01/2023	6,764		7,379
5.090% due 10/01/2025	606		667
5.110% due 05/01/2017 - 08/01/2025	1,580		1,732
5.120% due 11/01/2017	137		147
5.130% due 09/01/2023	4,043		4,426
5.136% due 08/10/2013	212		222

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.160% due 02/01/2028	$2,613	$	2,874
5.170% due 01/01/2028	1,921		2,120
5.190% due 01/01/2017 - 07/01/2024	337		367
5.200% due 11/01/2015	219		231
5.230% due 11/01/2016	242		258
5.240% due 08/01/2023	437		484
5.290% due 12/01/2027	59,888		66,286
5.310% due 05/01/2027	321		356
5.320% due 04/01/2027	392		434
5.340% due 11/01/2021	4,258		4,641
5.370% due 09/01/2016	210		224
5.490% due 05/01/2028	21,827		24,462
5.600% due 09/01/2028	6,471		7,293
5.680% due 06/01/2028	20,767		23,491
5.725% due 09/10/2018	29,528		32,745
5.780% due 08/01/2027	64		73
5.820% due 07/01/2027	2,651		2,996
5.870% due 07/01/2028	657		743
5.902% due 02/10/2018	5,049		5,736
6.020% due 08/01/2028	694		789
6.030% due 02/10/2012	1,625		1,654
6.070% due 07/01/2026	998		1,126
6.340% due 03/01/2021	5,461		6,093
6.440% due 02/01/2021	1,179		1,305
6.700% due 12/01/2016	1,549		1,682
6.900% due 12/01/2020	1,799		1,999
6.950% due 11/01/2016	366		398
7.060% due 11/01/2019	853		943
7.150% due 03/01/2017	526		577
7.190% due 12/01/2019	291		322
7.200% due 10/01/2019	435		481
7.220% due 11/01/2020	474		528
7.500% due 04/01/2017	387		423
7.630% due 06/01/2020	2,648		2,966
7.700% due 07/01/2016	164		178

Vendee Mortgage Trust
0.430% due 06/15/2023 (b)	15,367		152
6.500% due 09/15/2024	11,261		13,293
6.810% due 01/15/2030	1,610		1,916

Total U.S. Government Agencies (Cost $85,097,367)			86,511,871

U.S. TREASURY OBLIGATIONS 15.0%

U.S. Treasury Bonds
3.750% due 08/15/2041	340,920		398,503
5.500% due 08/15/2028	44,100		61,781
6.250% due 08/15/2023	56,500		80,698

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2016 (j)	1,386,575		1,432,398
0.500% due 04/15/2015 (j)	208,518		217,005
0.625% due 07/15/2021 (j)(l)(m)(n)	3,799,251		3,969,921
1.125% due 01/15/2021	43,019		47,025
1.250% due 07/15/2020	72,418		80,079
1.625% due 01/15/2015 (j)	177,492		191,012
1.750% due 01/15/2028 (j)(l)	1,540,214		1,787,251
1.875% due 07/15/2015 (j)	638,880		701,570
2.000% due 01/15/2016 (j)	284,595		316,345
2.000% due 01/15/2026 (j)(k)(l)(m)	1,118,534		1,331,406
2.125% due 01/15/2019	15,996		18,655
2.125% due 02/15/2040	268,028		341,861
2.125% due 02/15/2041 (j)(l)(m)	938,467		1,203,437
2.375% due 01/15/2017	56,916		65,471
2.375% due 01/15/2025 (l)	752,213		930,629
2.375% due 01/15/2027 (j)(l)	1,038,945		1,301,198
2.500% due 07/15/2016 (j)	279,698		321,390
2.500% due 01/15/2029 (j)(k)(l)(m)(n)	2,793,865		3,590,552

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.625% due 04/15/2028		$301,602	$	434,471
3.875% due 04/15/2029 (n)		652,428		983,025
U.S. Treasury Notes
0.125% due 09/30/2013		10,800		10,776
1.375% due 09/30/2018 (l)		1,164,000		1,159,999
1.500% due 07/31/2016		219,198		225,278
1.500% due 08/31/2018		862,288		867,677
2.125% due 08/15/2021 (j)(l)		3,629,200		3,700,104
2.250% due 07/31/2018		100		106
2.625% due 08/15/2020		1,348,700		1,446,691
2.625% due 11/15/2020 (l)		1,750,900		1,875,379
3.000% due 02/28/2017		19,100		21,061
3.375% due 11/15/2019		122,800		139,445
3.500% due 05/15/2020 (l)		670,700		769,157
3.625% due 02/15/2020		484,500		560,090
3.625% due 02/15/2021 (l)(n)		4,870,812		5,635,681

Total U.S. Treasury Obligations (Cost $35,465,305)				36,217,127

MORTGAGE-BACKED SECURITIES 6.6%

Adjustable Rate Mortgage Trust
2.747% due 11/25/2035		12,058		8,539
2.871% due 09/25/2035		678		479
4.821% due 07/25/2035		6,635		5,428
4.905% due 08/25/2035		7,590		6,232
5.217% due 11/25/2035		1,295		904
5.237% due 01/25/2036		3,839		3,070
5.326% due 10/25/2035		27,936		23,580

American Home Mortgage Assets
0.425% due 05/25/2046		39,492		20,361
0.425% due 09/25/2046		16,961		8,382
0.445% due 10/25/2046		24,936		12,499
0.942% due 02/25/2047		17,938		8,146
1.162% due 11/25/2046		86,974		37,673
1.202% due 09/25/2046		6,898		3,341

American Home Mortgage Investment Trust
0.605% due 10/25/2034		83		74
2.037% due 09/25/2045		11,124		8,661
2.162% due 09/25/2035		600		542
2.218% due 02/25/2045		55,666		44,641
2.258% due 10/25/2034		5,446		4,626
2.428% due 02/25/2045		21		18

Arkle Master Issuer PLC
1.442% due 05/17/2060		801,200		798,486

Arran Residential Mortgages Funding PLC
2.735% due 05/16/2047	EUR	102,631		137,143
2.735% due 11/19/2047		54,671		73,176
2.935% due 05/16/2047		349,850		465,866

Banc of America Alternative Loan Trust
5.000% due 08/25/2019		$1,517		1,560

Banc of America Funding Corp.
0.520% due 05/20/2035		1,962		1,023
2.717% due 05/25/2035		91,861		91,726
2.729% due 03/20/2035		2,935		2,626
2.733% due 02/20/2036		6,638		5,762
2.927% due 11/20/2034		1,931		1,460
4.674% due 09/20/2034		2,116		2,090
5.267% due 11/20/2035		4,362		3,067
5.487% due 05/20/2036		12,326		9,355
5.500% due 09/25/2034		31,847		31,193
5.500% due 09/25/2035		6,345		6,262
5.563% due 05/20/2036		18,261		15,930
5.622% due 03/20/2036		2,597		2,063
5.648% due 03/20/2036		801		612
5.684% due 04/20/2036		15,875		12,374
5.747% due 01/20/2047		337		227
5.753% due 10/25/2036 (a)		1,965		1,259

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.837% due 01/25/2037	$1,587	$	1,028
5.888% due 04/25/2037	5,027		3,550
5.962% due 10/20/2046	6,731		3,786
6.000% due 09/25/2036	36,624		31,824

Banc of America Large Loan, Inc.
0.739% due 08/15/2029	3,934		3,693
1.979% due 11/15/2015	202,225		180,539
5.671% due 02/17/2051	90,358		99,163
5.691% due 06/24/2050	35,400		38,557
5.900% due 02/15/2051	40,000		44,721

Banc of America Mortgage Securities, Inc.
0.935% due 11/25/2035	4,658		3,836
2.748% due 07/25/2034	491		437
2.793% due 09/25/2033	2,379		2,140
2.817% due 08/25/2035	18,241		13,469
2.831% due 03/25/2035	21,824		17,361
2.861% due 07/25/2035	4,325		3,390
2.866% due 05/25/2035	25,792		20,495
2.867% due 06/25/2035	6,000		4,477
2.872% due 01/25/2035	4,297		3,576
2.873% due 07/25/2033	246		233
2.873% due 02/25/2035	5,365		4,536
2.878% due 05/25/2033	2,787		2,587
2.882% due 05/25/2034	2,025		1,796
2.882% due 02/25/2036	3,865		2,880
2.889% due 04/25/2034	388		355
2.965% due 12/25/2033	3,324		3,166
3.097% due 11/25/2035	2,510		1,902
3.433% due 07/20/2032	1,008		907
5.000% due 05/25/2034	19		19
5.061% due 11/25/2034	3,400		2,946
5.158% due 02/25/2035	5,691		4,943
5.222% due 07/25/2035	3,353		2,825
5.321% due 04/25/2035	4,433		3,739
5.338% due 07/25/2035	4,129		3,669
6.000% due 07/25/2046	4,962		4,222
6.500% due 10/25/2031	97		98
6.500% due 09/25/2033	6,120		6,434

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
0.612% due 07/10/2046 (b)	65,138		540
3.878% due 09/11/2036	626		626
4.811% due 12/10/2042	10		11
4.933% due 07/10/2045	250		269
5.115% due 10/10/2045	200		219
5.381% due 01/15/2049	497		498
5.414% due 09/10/2047	15,400		16,144
5.451% due 01/15/2049	5,410		5,796
5.492% due 02/10/2051	25,110		26,362
5.634% due 04/10/2049	7,660		7,778
5.730% due 06/10/2039	425		459
5.801% due 06/10/2049	14,050		14,847
5.821% due 04/10/2049	5,349		5,745
5.916% due 02/10/2051	3,680		3,892
5.921% due 05/10/2045	29,000		31,908
6.395% due 02/10/2051	24,070		26,594
9.073% due 10/11/2037	91		105

Bayview Commercial Asset Trust
0.665% due 08/25/2034	826		677

BCAP LLC Trust
0.376% due 11/26/2036	9,750		6,313
0.396% due 11/26/2036	30,000		17,625
0.405% due 01/25/2037 (a)	80,427		40,105
0.976% due 01/26/2047	32,706		23,221
2.779% due 05/26/2036	19,736		14,767
2.989% due 10/26/2036	10,056		8,793
5.000% due 01/26/2021	20,097		20,380

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.250% due 06/26/2036	$109,745	$	93,832
5.250% due 09/26/2036	33,217		30,465
5.250% due 04/26/2037	117,717		107,337
5.250% due 06/26/2037	13,373		12,972
5.250% due 08/26/2037	13,900		13,678
5.417% due 02/26/2036	17,498		16,120
5.500% due 11/25/2034	24,597		23,748
5.577% due 07/26/2037	39,028		33,683
5.727% due 03/26/2037	10,855		10,859
5.756% due 03/26/2037	38,619		29,273

BCRR Trust
4.230% due 03/22/2031	3,327		3,346
4.230% due 12/22/2032	2,488		2,486
4.230% due 03/22/2034	920		929
4.230% due 04/22/2034	2,612		2,638
4.230% due 05/22/2034	12,651		12,771
4.230% due 06/22/2035	1,778		1,784
4.230% due 12/22/2035	6,685		6,732
4.230% due 06/22/2038	269		269
4.230% due 02/22/2041	2,550		2,593
5.858% due 07/17/2040	10,000		11,039

Bear Stearns Adjustable Rate Mortgage Trust
2.150% due 08/25/2035	3,119		2,907
2.400% due 08/25/2035	1,000		922
2.473% due 04/25/2034	7,831		6,777
2.520% due 02/25/2036	15,336		12,870
2.560% due 10/25/2035	9,787		8,126
2.591% due 08/25/2033	60		55
2.604% due 05/25/2033	1,837		1,735
2.605% due 08/25/2033	386		361
2.651% due 04/25/2033	2,057		1,891
2.661% due 10/25/2033	46		44
2.706% due 11/25/2034	2,003		1,769
2.710% due 03/25/2035	16,625		15,498
2.711% due 05/25/2034	34		32
2.725% due 04/25/2034	63		55
2.727% due 10/25/2035	153,635		135,799
2.730% due 04/25/2033	232		204
2.731% due 03/25/2035	1,050		994
2.733% due 08/25/2035	9,651		6,660
2.742% due 03/25/2035	7,374		5,847
2.743% due 11/25/2034	6,508		5,167
2.750% due 01/25/2034	65		48
2.767% due 02/25/2033	138		111
2.803% due 07/25/2034	634		484
2.814% due 05/25/2034	21		20
2.814% due 09/25/2034	4,215		3,442
2.846% due 02/25/2034	3,040		2,634
2.866% due 01/25/2034	9		8
2.876% due 05/25/2034	82		74
2.957% due 01/25/2034	3,281		3,051
3.066% due 01/25/2035	392		335
3.105% due 11/25/2030	3,768		3,600
3.162% due 12/25/2035	6,887		6,189
3.284% due 11/25/2034	5,223		4,894
4.629% due 01/25/2035	64		55
4.827% due 01/25/2035	2,047		1,673
4.987% due 03/25/2035	8,733		7,003
5.138% due 08/25/2035	91,600		89,671
5.194% due 08/25/2035	26,878		21,422
5.195% due 05/25/2047	40,866		26,606
5.316% due 04/25/2033	4,546		4,258
5.399% due 02/25/2036	4,808		4,126
5.557% due 04/25/2033	431		405
5.653% due 02/25/2036	5,921		3,523
5.680% due 02/25/2033	3,186		3,021

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Alt-A Trust
0.395% due 02/25/2034	$5,569	$4,089
0.435% due 02/25/2034	77	31
0.455% due 04/25/2035	3,090	2,249
0.475% due 02/25/2036	4,243	2,292
2.419% due 10/25/2033	143	109
2.484% due 04/25/2035	27	19
2.514% due 12/25/2033	2,725	2,406
2.535% due 02/25/2034	212	177
2.599% due 05/25/2035	127,020	93,372
2.607% due 11/25/2036	430	254
2.611% due 01/25/2036	26,027	12,732
2.674% due 09/25/2034	292	201
2.725% due 02/25/2036 (a)	2,441	939
2.772% due 09/25/2035	62,881	42,675
2.799% due 03/25/2036	2,921	1,499
2.833% due 02/25/2034	6,194	5,332
2.849% due 11/25/2036	100	52
2.890% due 01/25/2035	5,526	3,924
3.883% due 08/25/2036 (a)	8,131	1,637
5.064% due 11/25/2036	768	433
5.780% due 08/25/2036	153	88

Bear Stearns Commercial Mortgage Securities
0.509% due 03/15/2022	2,460	2,435
0.559% due 03/15/2022	10,000	9,741
0.609% due 03/15/2022	10,000	9,700
0.729% due 03/15/2022	17,750	17,160
4.830% due 08/15/2038	90	92
4.871% due 09/11/2042	100	108
4.980% due 02/11/2041	272	280
5.116% due 02/11/2041	900	969
5.127% due 10/12/2042	6,628	6,616
5.201% due 12/11/2038	2,250	2,443
5.205% due 02/11/2044	5,305	5,340
5.330% due 01/12/2045	500	503
5.331% due 02/11/2044	51,225	53,089
5.468% due 06/11/2041	100	107
5.471% due 01/12/2045	30,150	33,262
5.620% due 03/11/2039	13,950	15,273
5.694% due 06/11/2050	48,340	51,693
5.700% due 06/11/2050	64,125	69,401
5.703% due 06/11/2050	1,300	1,380
5.853% due 06/11/2040	6,907	7,068
5.878% due 09/11/2038	493	521
5.903% due 09/11/2038	300	331
5.905% due 06/11/2040	65,984	70,722
7.000% due 05/20/2030	16,093	17,429

Bear Stearns Mortgage Securities, Inc.
3.523% due 06/25/2030	47	44

Bear Stearns Structured Products, Inc.
2.572% due 01/26/2036	6,159	3,694
4.719% due 12/26/2046	5,351	3,273

Bella Vista Mortgage Trust
0.480% due 05/20/2045	60	31

CC Mortgage Funding Corp.
0.415% due 05/25/2036	3,505	2,064

Chase Mortgage Finance Corp.
2.517% due 03/25/2037	19,742	14,737
2.755% due 02/25/2037	2,030	1,742
2.821% due 02/25/2037	1,351	1,141
2.918% due 12/25/2035	19,264	15,746
4.625% due 02/25/2034	12,334	12,569
4.852% due 02/25/2037	15,025	13,105
5.223% due 12/25/2035	9,554	8,383
5.500% due 12/25/2022	20,878	20,777
5.792% due 03/25/2037	657	567
5.903% due 09/25/2036	260	208

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 11/25/2036	$1,301	$	1,094
6.000% due 02/25/2037	3,000		2,338
6.000% due 03/25/2037	20,000		15,986

Chaseflex Trust
0.735% due 06/25/2035	5,808		4,133
5.500% due 06/25/2035	26		25
6.000% due 02/25/2037 (a)	4,209		3,172

Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	4,498		4,615
5.250% due 12/25/2033	41		41
5.500% due 08/25/2022	2,563		2,533
5.500% due 12/25/2022	1,403		1,353
5.500% due 02/25/2026	962		919
5.500% due 04/25/2037	4,231		3,739
5.750% due 09/25/2037	8,255		7,331
6.000% due 06/25/2036	8,734		8,173

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350		382
5.622% due 12/10/2049	100		100
5.860% due 07/17/2040	7,592		7,165
5.886% due 12/10/2049	11,118		12,037
5.922% due 03/15/2049	425		464
6.274% due 12/10/2049	39,502		43,254

Citigroup Mortgage Loan Trust, Inc.
0.305% due 01/25/2037	1,220		663
1.035% due 08/25/2035	4,685		3,416
2.100% due 08/25/2035	9,219		8,299
2.370% due 08/25/2035	2,027		1,851
2.450% due 08/25/2035	72,869		60,658
2.500% due 12/25/2035	48,921		42,249
2.547% due 07/25/2046	11,488		7,229
2.660% due 10/25/2035	44,594		35,228
2.660% due 12/25/2035	173		149
2.701% due 08/25/2035	68,833		60,973
2.775% due 12/25/2035	4,212		2,056
2.800% due 09/25/2034	1,544		1,410
2.810% due 02/25/2034	6,005		5,672
5.070% due 05/25/2035	5,678		4,963
5.162% due 09/25/2035	106,726		93,318
5.323% due 08/25/2035	15,257		14,278
5.624% due 09/25/2037 (a)	76,532		45,931

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	17,400		17,534
5.322% due 12/11/2049	94,870		98,251
5.398% due 07/15/2044	500		545
5.526% due 01/15/2046	300		319
5.617% due 10/15/2048	3,515		3,712
5.886% due 11/15/2044	4,205		4,533

Citimortgage Alternative Loan Trust
5.750% due 07/25/2022	4,626		4,428
6.000% due 06/25/2037	2,837		2,017

Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	297		336

Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	13		14

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	170		176

Commercial Mortgage Loan Trust
6.214% due 12/10/2049	58,150		61,594

Commercial Mortgage Pass-Through Certificates
0.442% due 02/05/2019	5,725		5,510
0.656% due 12/10/2046 (b)	84,843		896
0.729% due 07/16/2034	94		94
5.116% due 06/10/2044	250		272
5.306% due 12/10/2046	139,953		147,552
5.543% due 12/11/2049	7,500		8,158
5.943% due 06/10/2046	390		427

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.008% due 12/10/2049	$5,550	$6,018

Community Program Loan Trust
4.500% due 10/01/2018	1,251	1,257
4.500% due 04/01/2029	26,000	25,053

Countrywide Alternative Loan Trust
0.380% due 05/20/2046	260	252
0.405% due 01/25/2037	3,566	1,785
0.405% due 05/25/2047	6,774	4,201
0.410% due 02/20/2047	1,491	726
0.415% due 05/25/2047	6,524	3,567
0.425% due 09/25/2046	36,973	18,694
0.426% due 12/20/2046	106,495	53,291
0.435% due 05/25/2036	2,940	1,540
0.435% due 06/25/2037	19	12
0.440% due 05/20/2046	1,848	918
0.440% due 07/20/2046	45,501	17,489
0.445% due 05/25/2035	329	187
0.445% due 07/25/2046	7,012	4,265
0.485% due 09/25/2046	1,000	137
0.485% due 10/25/2046	491	152
0.495% due 07/25/2046	800	87
0.505% due 05/25/2036	528	119
0.515% due 02/25/2037	5,219	2,532
0.525% due 06/25/2034	6,130	4,649
0.565% due 09/25/2035	3,001	1,499
0.585% due 09/25/2035	3,522	2,113
0.585% due 05/25/2037	404	204
0.685% due 08/25/2033	199	188
0.685% due 09/25/2034	424	404
0.785% due 10/25/2036 (a)	10,035	5,700
0.935% due 10/25/2035	5,431	4,196
1.242% due 12/25/2035	742	432
1.242% due 02/25/2036	1,175	750
1.335% due 02/25/2036	14,399	7,982
1.342% due 08/25/2035	490	246
1.742% due 11/25/2035	2,650	1,437
2.282% due 11/25/2035	34	19
5.000% due 08/25/2019	567	576
5.000% due 01/25/2035	50	49
5.164% due 10/25/2035	3,555	2,710
5.250% due 10/25/2033	18,448	18,691
5.250% due 06/25/2035	1,981	1,643
5.500% due 06/25/2035	17,000	14,019
5.528% due 02/25/2037	35,386	22,753
5.590% due 11/25/2035	3,114	1,714
5.638% due 08/25/2036	1,322	1,290
5.750% due 03/25/2037	2,945	2,007
6.000% due 10/25/2032	1,049	1,104
6.000% due 10/25/2033	1,040	1,007
6.000% due 12/25/2033	19	20
6.000% due 02/25/2034	19	19
6.000% due 04/25/2036	3,529	2,444
6.000% due 01/25/2037 (a)	14,992	9,926
6.000% due 02/25/2037	1,804	1,161
6.250% due 12/25/2033	377	397
6.250% due 11/25/2036 (a)	1,979	1,480
6.250% due 08/25/2037 (a)	7,331	4,515
6.500% due 05/25/2036	8,531	5,027

Countrywide Home Loan Mortgage Pass-Through Trust
0.465% due 05/25/2035	16,677	10,516
0.525% due 04/25/2035	21,792	12,948
0.535% due 05/25/2035	927	595
0.555% due 03/25/2035	573	322
0.565% due 02/25/2035	2,327	1,551
0.575% due 02/25/2035	482	327
0.575% due 06/25/2035	8,276	7,189
0.575% due 03/25/2036	745	283

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.585% due 02/25/2036	$436	$128
0.615% due 09/25/2034	37	21
0.635% due 08/25/2018	1,357	1,297
0.735% due 10/25/2033	10,453	9,332
0.775% due 02/25/2035	668	546
2.015% due 06/19/2031	186	166
2.250% due 07/19/2031	29	26
2.258% due 07/25/2034	5,007	4,413
2.528% due 02/20/2036	46	31
2.553% due 06/20/2034	1,569	1,203
2.595% due 02/20/2036	37,252	27,778
2.699% due 04/20/2035	18	16
2.774% due 02/20/2035	5,352	4,167
2.793% due 08/25/2034	415	303
2.796% due 10/19/2032	65	43
2.862% due 11/20/2034	9,547	7,931
3.033% due 11/25/2034	3,488	2,642
4.173% due 11/19/2033	965	905
4.729% due 02/25/2047	2,626	1,331
4.859% due 03/25/2037 (a)	2,475	1,088
5.000% due 11/25/2035	2,500	2,450
5.033% due 01/20/2035	3,643	3,369
5.087% due 04/25/2035	16,450	13,259
5.096% due 10/20/2035	3,129	2,094
5.250% due 04/25/2035	14,895	14,473
5.319% due 02/20/2036	780	534
5.379% due 04/20/2036	6,895	4,879
5.391% due 05/20/2036	4,549	2,800
5.500% due 12/25/2034	24,695	25,735
5.500% due 05/25/2035	99,551	97,432
5.500% due 09/25/2035	18,822	17,733
5.500% due 10/25/2035	19,977	18,542
5.500% due 11/25/2035	21,271	15,080
5.500% due 04/25/2038	14,428	13,550
5.631% due 09/25/2047	7,491	5,063
5.750% due 02/25/2037	7,829	6,771
6.000% due 10/25/2034	31	31
6.000% due 08/25/2037	27,100	27,465
6.000% due 09/25/2037	1,663	1,481
6.250% due 09/25/2036	17,921	14,733
6.500% due 01/25/2034	746	751
6.500% due 11/25/2034	3,293	3,314
7.500% due 11/25/2034	1,733	1,790
7.500% due 06/25/2035	4,062	4,075

Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	678	538
0.975% due 06/25/2034	1,040	793
1.836% due 05/25/2032	65	59
2.440% due 07/25/2033	7,181	6,117
2.451% due 04/25/2034	26,299	23,727
2.569% due 08/25/2033	1,072	1,019
2.590% due 06/25/2032	53	31
2.651% due 09/25/2034	6,953	6,599
2.745% due 05/25/2032	152	151
4.106% due 12/15/2035	2,533	2,538
4.512% due 07/15/2037	60	61
4.807% due 06/25/2032	23	19
5.100% due 08/15/2038	200	218
5.104% due 08/15/2038	250	269
5.500% due 09/25/2035	15,109	13,664
5.500% due 10/25/2035	4,880	4,548
6.000% due 11/25/2035	65	53
6.500% due 04/25/2033	1,362	1,437
7.500% due 05/25/2032	146	151
7.500% due 12/25/2032	3	3

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.299% due 02/15/2022		$3,506	$3,367
0.459% due 10/15/2021		9,939	9,347
5.383% due 02/15/2040		4,200	4,455
5.467% due 09/15/2039		43,630	45,064
5.467% due 09/18/2039		26,000	28,443
5.467% due 12/18/2043		47,400	51,853
5.509% due 04/15/2047		40,150	43,675
5.579% due 04/25/2037		1,884	1,026
5.695% due 09/15/2040		47,601	51,904
5.801% due 06/10/2049		34,815	38,604
5.824% due 03/15/2039		14,987	15,752
5.863% due 02/25/2037		4,889	2,543
5.903% due 06/15/2039		15,436	15,766
5.946% due 12/18/2049		126,047	141,131

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		3,333	1,951
5.720% due 09/25/2036		3,373	2,356
6.172% due 06/25/2036		4,512	2,682

CW Capital Cobalt Ltd.
5.484% due 04/15/2047		4,100	4,365

DBUBS Mortgage Trust
3.386% due 07/10/2044		69,500	70,493

DECO Series
0.993% due 01/27/2020	GBP	12,509	16,923
1.033% due 10/27/2014		13,500	19,966
1.883% due 01/27/2018	EUR	34,976	41,070

Deutsche ALT-A Securities, Inc.
0.335% due 10/25/2036		$11	4
0.385% due 02/25/2047		14,786	7,356
5.000% due 10/25/2018		308	317
5.000% due 10/25/2035		6,835	5,627
5.040% due 10/25/2035		10,726	7,343
5.500% due 12/25/2035		4,002	2,900
5.869% due 10/25/2036		3,257	1,837
5.886% due 10/25/2036		3,257	1,840
6.005% due 10/25/2036 (a)		2,432	1,350
6.300% due 07/25/2036 (a)		3,608	1,784

Deutsche Mortgage Securities, Inc.
1.471% due 06/28/2047		11,627	11,612
5.242% due 06/26/2035		27,000	24,932

DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (r)		174	145

Downey Savings & Loan Association Mortgage Loan Trust
0.410% due 04/19/2047		4,611	1,335
2.505% due 07/19/2044		71	53

Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		11	12

EMF-NL
2.406% due 04/17/2041	EUR	10,200	10,932
2.606% due 10/17/2041		35,000	38,803

European Loan Conduit
1.685% due 05/15/2019		34,960	39,461

Eurosail PLC
2.356% due 10/17/2040		5,133	6,136

First Horizon Alternative Mortgage Securities
0.735% due 06/25/2035		$13,791	10,741
2.235% due 08/25/2034		1,952	1,585
2.245% due 09/25/2035		9,523	6,300
2.259% due 03/25/2035		111	70
2.260% due 04/25/2035		5,121	3,986
2.311% due 08/25/2035		6,068	4,287
5.500% due 05/25/2035		9,524	8,239
5.500% due 06/25/2035		12,055	10,763
6.250% due 08/25/2037 (a)		2,008	1,325

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

First Horizon Asset Securities, Inc.
0.505% due 02/25/2035		$56	$	44
2.565% due 12/25/2033		22		20
2.652% due 10/25/2035		7,915		6,319
2.659% due 05/25/2035		1,655		1,401
2.711% due 04/25/2035		9,916		8,353
2.718% due 02/25/2034		93		88
2.726% due 06/25/2035		7,158		5,637
2.746% due 08/25/2035		5,799		4,626
4.983% due 01/25/2037		187		134
5.250% due 05/25/2021		1,929		1,819
5.250% due 03/25/2035		9,927		9,501
5.259% due 06/25/2035		1,656		1,546
5.260% due 10/25/2035		3,728		3,162
5.303% due 06/25/2035		6,217		5,251
5.384% due 11/25/2034		9,670		9,158
5.408% due 09/25/2035		15,147		13,430
5.474% due 11/25/2035		9,819		8,164
5.500% due 01/25/2035		1,600		1,560
5.986% due 10/25/2036		4,605		3,609

First Nationwide Trust
6.750% due 08/21/2031		480		497

First Republic Mortgage Loan Trust
0.529% due 08/15/2032		484		454
0.579% due 11/15/2031		405		374
0.629% due 11/15/2032		71		63
0.715% due 06/25/2030		1,358		1,270
0.729% due 11/15/2030		60		53

First Union National Bank Commercial Mortgage
6.141% due 02/12/2034		113		114

Fund America Investors Corp.
2.336% due 06/25/2023		126		121

GE Capital Commercial Mortgage Corp.
0.644% due 06/10/2048 (b)		2,321		5

GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		3,325		3,562
5.713% due 10/15/2038		532		539

GMAC Mortgage Corp. Loan Trust
0.685% due 12/25/2033		42		41
2.959% due 06/25/2034		4,522		3,728
3.125% due 06/25/2034		67		61
4.969% due 05/25/2035		8,009		7,139

GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		195		194
8.950% due 08/20/2017		48		54

Gracechurch Mortgage Financing PLC
0.378% due 11/20/2056		104,209		103,554
0.398% due 11/20/2056		11,900		11,769
1.635% due 11/20/2056	EUR	74,705		99,304

Granite Master Issuer PLC
0.320% due 12/17/2054		$6,030		5,719
0.330% due 12/20/2054		82,259		78,023
0.785% due 12/17/2054	GBP	29,358		43,045
0.788% due 12/20/2054		75,149		109,639
0.798% due 12/20/2054		52,334		76,517
0.838% due 12/20/2054		24,795		36,171
0.868% due 12/20/2054		3,420		4,989
1.440% due 12/17/2054	EUR	2,250		2,858
1.456% due 12/20/2054		16,852		21,387
1.526% due 12/20/2054		13,726		17,442
1.546% due 12/20/2054		21,015		26,669

Granite Mortgages PLC
1.205% due 06/20/2044	GBP	17,240		25,426
1.210% due 01/20/2044		7,558		11,205
1.285% due 09/20/2044		4,536		6,713

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Greenpoint Mortgage Funding Trust
0.315% due 10/25/2046	$721	$	665
0.315% due 01/25/2047 (a)	275		260
0.435% due 10/25/2046	933		214
0.435% due 12/25/2046 (a)	874		121
0.455% due 06/25/2045	1,329		833
0.505% due 04/25/2036	620		90
0.505% due 11/25/2045	689		395
0.575% due 10/25/2046	855		105

Greenwich Capital Commercial Funding Corp.
0.362% due 11/05/2021	5,663		5,425
4.799% due 08/10/2042	2,700		2,854
5.224% due 04/10/2037	27,908		29,735
5.381% due 03/10/2039	585		589
5.444% due 03/10/2039	94,056		97,982
5.597% due 12/10/2049	4,000		4,117
6.032% due 07/10/2038	224		224

GS Mortgage Securities Corp.
1.142% due 03/06/2020	4,707		4,676
1.317% due 03/06/2020	54,880		54,511
1.535% due 03/06/2020	27,390		27,179
2.716% due 02/10/2021	30,000		30,102
4.761% due 07/10/2039	225		238
5.479% due 11/10/2039	70		70
5.506% due 04/10/2038	69		70
5.560% due 11/10/2039	35,665		37,851
5.984% due 08/10/2045	5,000		5,220

GSMPS Mortgage Loan Trust
7.500% due 06/25/2043	5,172		5,266

GSR Mortgage Loan Trust
0.585% due 01/25/2034	177		170
1.850% due 03/25/2033	65		61
2.428% due 06/25/2034	930		757
2.681% due 09/25/2035	12,900		10,595
2.712% due 12/25/2034	6,038		5,533
2.727% due 04/25/2035	10,642		8,953
2.738% due 09/25/2035	65,186		60,247
2.738% due 11/25/2035	26,335		23,279
2.756% due 09/25/2035	49,443		45,898
2.764% due 05/25/2035	39,069		30,177
2.770% due 07/25/2035	9,800		6,870
2.795% due 01/25/2036	436		321
2.824% due 04/25/2036	169		138
2.996% due 01/25/2035	6,631		5,629
4.902% due 04/25/2035	8,201		7,278
5.151% due 11/25/2035	118,696		108,511
5.250% due 07/25/2035	5,820		5,605
5.252% due 11/25/2035	8,370		6,341
5.365% due 05/25/2035	9,299		8,372
5.500% due 03/25/2035	150		152
5.750% due 02/25/2036	3,871		3,607
5.750% due 02/25/2037	15,200		14,064
6.000% due 03/25/2032	30		32
6.000% due 11/25/2035	19,951		18,972
6.000% due 01/25/2037	32,447		30,214
6.000% due 03/25/2037	27,393		24,987
6.000% due 05/25/2037	17,745		17,106
6.500% due 09/25/2036	10,087		8,733

Harborview Mortgage Loan Trust
0.360% due 04/19/2038	25,194		15,505
0.380% due 01/25/2047	6,062		3,178
0.410% due 07/19/2046	44,786		24,281
0.420% due 01/19/2038	11,208		6,769
0.421% due 07/21/2036	6,027		3,504
0.430% due 09/19/2046	9,119		5,240
0.450% due 05/19/2035	3,088		1,904
0.470% due 03/19/2036	17,039		9,959

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.510% due 02/19/2036		$14,757	$	8,185
0.540% due 11/19/2035		16,776		10,394
0.570% due 06/20/2035		7,712		5,930
0.580% due 01/19/2035		3,211		1,828
0.970% due 02/19/2034		8		6
1.235% due 11/25/2047		3,959		2,464
2.349% due 06/19/2034		8,005		6,686
2.765% due 07/19/2035		1,037		701
2.777% due 07/19/2035		180		138
2.955% due 05/19/2033		115		105
5.350% due 08/19/2036 (a)		5,920		3,948

Holmes Master Issuer PLC
2.955% due 10/15/2054	EUR	185,400		248,472
3.001% due 10/15/2054		200		268

Homebanc Mortgage Trust
0.415% due 12/25/2036		$3,052		1,980
0.505% due 10/25/2035		12,818		8,366
1.095% due 08/25/2029		576		396
5.694% due 04/25/2037		7,953		6,409
5.696% due 04/25/2037		4,100		1,979

Homestar Mortgage Acceptance Corp.
0.685% due 07/25/2034		6,421		5,504

Impac CMB Trust
0.875% due 10/25/2033		357		280
0.975% due 11/25/2034		3,578		2,899
0.995% due 10/25/2033		58		46
1.235% due 07/25/2033		1,375		1,256
4.991% due 09/25/2034		513		502

Impac Secured Assets CMN Owner Trust
0.325% due 11/25/2036		853		826

Indymac ARM Trust
1.821% due 01/25/2032		541		428
1.888% due 01/25/2032		155		123
2.197% due 08/25/2031		456		416

Indymac IMSC Mortgage Loan Trust
0.415% due 07/25/2047		16,028		7,835

Indymac INDA Mortgage Loan Trust
2.608% due 01/25/2036		23,657		18,406
5.589% due 08/25/2036		4,100		2,917

Indymac INDB Mortgage Loan Trust
0.535% due 11/25/2035 (a)		1,158		449

Indymac Index Mortgage Loan Trust
0.425% due 09/25/2046		26,649		14,871
0.435% due 11/25/2046		1,002		223
0.435% due 06/25/2047		13,690		6,863
0.475% due 04/25/2035		2,288		1,458
0.475% due 07/25/2035		4,594		2,612
0.535% due 06/25/2037 (a)		2,006		617
1.015% due 05/25/2034		20		13
2.441% due 01/25/2036		11,031		6,209
2.586% due 10/25/2034		7,149		6,213
2.662% due 12/25/2034		2,687		1,868
2.728% due 01/25/2035		267		183
4.695% due 04/25/2037		15,259		6,142
4.933% due 09/25/2035		4,670		2,669
4.933% due 09/25/2035 (a)		925		62
5.000% due 08/25/2035		3,052		2,038
5.087% due 01/25/2036		1,609		1,065
5.110% due 10/25/2035		1,433		1,022
5.122% due 06/25/2036		2,475		2,049
5.194% due 06/25/2035		2,645		1,842
5.258% due 04/25/2037 (a)		34,426		16,779

Jamaica Housing Development
3.104% due 10/01/2018		4,839		4,708

JPMorgan Alternative Loan Trust
0.405% due 08/25/2036		30,000		21,396
5.550% due 10/25/2036		457		423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Corp.
0.036% due 01/12/2043 (b)	$9,701	$3
0.604% due 07/15/2019	13,096	12,596
2.749% due 11/15/2043	759	762
3.341% due 07/15/2046	25,100	25,067
3.673% due 02/16/2046	32,700	33,136
3.853% due 06/15/2043	27,079	28,165
4.372% due 10/12/2037	112	112
4.393% due 07/12/2037	14	14
4.678% due 07/15/2042	13,172	13,414
4.824% due 09/12/2037	5,111	5,125
4.918% due 10/15/2042	200	216
4.936% due 08/15/2042	200	217
5.038% due 03/15/2046	485	522
5.050% due 12/12/2034	8,526	8,770
5.247% due 01/12/2043	472	471
5.298% due 05/15/2047	8,200	8,231
5.336% due 05/15/2047	235,858	244,666
5.399% due 05/15/2045	2,235	2,428
5.420% due 01/15/2049	72,084	75,094
5.429% due 12/12/2043	500	535
5.440% due 06/12/2047	59,860	62,459
5.455% due 01/12/2043	4,040	4,312
5.794% due 02/12/2051	15,695	17,007
5.882% due 02/15/2051	33,040	35,278
5.914% due 02/12/2049	4,250	4,530
5.932% due 02/12/2049	79,566	84,736
6.072% due 04/15/2045	43,365	47,857

JPMorgan Mortgage Trust
2.105% due 11/25/2033	52	50
2.722% due 02/25/2036	2,416	2,172
2.727% due 08/25/2035	8,736	6,343
2.780% due 10/25/2035	41,335	34,227
2.789% due 08/25/2035	5,346	4,485
2.796% due 07/25/2035	28,462	26,440
2.806% due 07/25/2035	11,929	10,706
2.814% due 10/25/2036	11,971	8,641
2.817% due 02/25/2036	55,284	41,727
2.860% due 07/25/2035	4,635	4,235
4.550% due 07/25/2035	6,388	5,660
4.723% due 02/25/2034	2,314	2,261
4.877% due 04/25/2035	1,041	936
4.991% due 07/25/2035	8,494	7,284
5.000% due 08/25/2020	22,397	21,985
5.018% due 02/25/2035	5,179	4,940
5.059% due 10/25/2035	26,445	22,555
5.117% due 10/25/2035	1,978	1,571
5.148% due 06/25/2035	26,244	25,299
5.179% due 06/25/2035	36,860	35,323
5.304% due 08/25/2035	12,068	10,584
5.314% due 07/27/2037	30,678	23,430
5.333% due 07/25/2035	2,783	2,673
5.370% due 11/25/2035	7,069	6,384
5.379% due 09/25/2035	2,294	2,088
5.500% due 07/25/2036	6,109	5,667
5.612% due 04/25/2037	35	29
5.615% due 04/25/2036	12,600	9,746
5.620% due 04/25/2036	19,342	17,498
5.648% due 05/25/2036	12,007	9,295
5.750% due 01/25/2036	12,747	12,005
5.835% due 10/25/2036	79,112	59,850
6.500% due 07/25/2036	11,678	11,002

LB Commercial Conduit Mortgage Trust
6.140% due 07/15/2044	23,694	25,801

LB Mortgage Trust
25.119% due 01/20/2017	7,270	7,314

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LB-UBS Commercial Mortgage Trust
4.563% due 09/15/2026		$2,814	$2,835
4.568% due 01/15/2031		390	409
4.739% due 07/15/2030		200	215
4.742% due 02/15/2030		45	48
5.084% due 02/15/2031		144	145
5.124% due 11/15/2032		405	428
5.303% due 02/15/2040		377	378
5.372% due 09/15/2039		20,900	22,698
5.424% due 02/15/2040		75,816	80,393
5.430% due 02/15/2040		88,983	91,821
5.532% due 03/15/2032		7	7
5.661% due 03/15/2039		16,790	18,418
5.866% due 09/15/2045		47,205	50,901
6.067% due 06/15/2038		2,516	2,772

Lehman Mortgage Trust
0.555% due 08/25/2036		26,328	19,284
6.486% due 04/25/2036		3,753	3,598

Luminent Mortgage Trust
0.405% due 12/25/2036		20,995	11,645
0.415% due 12/25/2036		8,404	4,416
0.435% due 10/25/2046		7,352	4,482

Mall Funding PLC
1.513% due 04/22/2017	GBP	17,569	22,945

MASTR Adjustable Rate Mortgages Trust
0.445% due 04/25/2046		$12,465	6,574
0.475% due 05/25/2037		2,500	1,082
0.535% due 05/25/2047		1,000	280
2.404% due 07/25/2035		4,646	3,443
2.562% due 05/25/2034		369	277
2.625% due 10/25/2032		2,034	1,921
2.721% due 11/21/2034		16,700	15,684
2.811% due 12/25/2033		438	368

MASTR Alternative Loans Trust
0.635% due 11/25/2033		343	330
0.635% due 03/25/2036		10,949	2,918

MASTR Asset Securitization Trust
5.500% due 09/25/2033		1,877	1,949
5.750% due 05/25/2036		23,300	20,996

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		1,389	1,397

MASTR Seasoned Securities Trust
6.225% due 09/25/2017		7,515	7,854
6.500% due 08/25/2032		18,352	19,073

Mellon Residential Funding Corp.
0.659% due 08/15/2032		445	400
0.669% due 12/15/2030		2,412	2,210
0.709% due 06/15/2030		3,652	3,378
0.929% due 11/15/2031		11,580	10,231
0.969% due 09/15/2030		2,839	2,258
1.109% due 11/15/2031		182	125
2.610% due 10/20/2029		6,916	6,163

Merrill Lynch Alternative Note Asset
0.535% due 03/25/2037		4,665	1,636
4.976% due 06/25/2037 (a)		3,506	1,613

Merrill Lynch Floating Trust
0.764% due 07/09/2021		68,086	65,591

Merrill Lynch Mortgage Investors, Inc.
0.445% due 02/25/2036		1,605	1,074
0.485% due 08/25/2036		1,386	1,039
1.932% due 12/25/2032		1,133	1,027
2.235% due 05/25/2033		1,205	1,110
2.277% due 02/25/2033		62	55
2.485% due 02/25/2034		29	27
2.611% due 08/25/2034		3,266	2,982
2.618% due 06/25/2035		32,103	27,128
2.621% due 02/25/2035		6,322	5,853

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.762% due 12/25/2035	$3,866	$3,016
2.851% due 05/25/2033	13	12
5.272% due 09/25/2035	53,445	46,141
5.418% due 12/25/2035	15,082	12,499
6.720% due 11/15/2026	12	13
7.045% due 12/15/2030	2,805	2,961

Merrill Lynch Mortgage Trust
5.918% due 06/12/2050	5,936	5,995
6.022% due 06/12/2050	13,851	14,615

Merrill Lynch Mortgage-Backed Securities Trust
5.334% due 04/25/2037	15,384	10,470

Merrill Lynch/Countrywide Commercial Mortgage Trust
0.810% due 12/12/2049 (b)	101,107	1,868
5.172% due 12/12/2049	10,430	11,171
5.378% due 08/12/2048	25,620	26,078
5.414% due 07/12/2046	300	323
5.485% due 03/12/2051	33,790	34,832
5.656% due 02/12/2039	21,500	21,807
5.700% due 09/12/2049	95,607	99,116
5.810% due 06/12/2050	29,150	30,759
6.166% due 08/12/2049	61,632	65,098

MLCC Mortgage Investors, Inc.
0.465% due 04/25/2029	410	355
0.485% due 11/25/2035	4,146	3,409
0.565% due 11/25/2029	770	683
0.735% due 05/25/2029	230	204
0.820% due 11/25/2029	1,103	1,026
0.855% due 10/25/2028	237	207
0.895% due 06/25/2028	2,991	2,668
0.975% due 03/25/2028	202	175
1.015% due 03/25/2028	99	85
1.222% due 10/25/2035	2,069	1,685
1.653% due 10/25/2035	84,774	73,724
1.947% due 01/25/2029	1,127	1,049
1.988% due 02/25/2036	10,523	8,204
2.072% due 04/25/2035	1,026	917
2.379% due 05/25/2036	6,645	6,155
2.420% due 10/25/2035	3,783	3,154
5.511% due 06/25/2037	3,724	3,143

Morgan Stanley Capital
0.290% due 10/15/2020	25,114	24,990
0.455% due 05/24/2043	3,963	3,725
0.730% due 12/15/2020	17,259	16,774
4.700% due 07/15/2056	100	105
5.168% due 01/14/2042	200	216
5.283% due 11/12/2041	12	12
5.332% due 12/15/2043	41,870	45,401
5.364% due 03/15/2044	2,500	2,667
5.447% due 02/12/2044	530	571
5.514% due 11/12/2049	500	542
5.569% due 12/15/2044	26,700	27,677
5.598% due 03/12/2044	700	768
5.610% due 04/15/2049	22,471	23,232
5.692% due 04/15/2049	58,600	61,049
5.794% due 06/11/2042	300	337
5.809% due 12/12/2049	107,810	116,369
5.852% due 12/12/2049	385	406
6.080% due 06/11/2049	35,809	38,153

Morgan Stanley Dean Witter Capital
4.740% due 11/13/2036	25,974	26,670
5.500% due 04/25/2017	9	9
5.980% due 01/15/2039	39	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
0.545% due 01/25/2035		$25	$21
2.277% due 06/25/2036		4,629	3,927
5.087% due 07/25/2035		4,859	4,096
5.371% due 06/25/2036		27,524	14,147
5.701% due 02/25/2047		3,849	2,564

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		60,436	55,148
5.984% due 08/12/2045		138,837	152,155
5.984% due 08/15/2045		81,900	89,757

New York Mortgage Trust
2.805% due 05/25/2036		37,259	30,427

Newgate Funding PLC
1.518% due 12/15/2050	GBP	51,883	78,542
2.128% due 12/15/2050	EUR	107,200	111,774

Nomura Asset Acceptance Corp.
0.455% due 05/25/2035		$1,307	1,064
2.496% due 10/25/2035		257	166
5.364% due 02/25/2036 (a)		1,285	749
5.820% due 03/25/2047		2,761	2,207
6.138% due 03/25/2047		2,537	2,040
7.000% due 02/19/2030		2,012	2,020
7.500% due 03/25/2034		1,558	1,670

OBP Depositor LLC Trust
4.646% due 07/15/2045		62,000	66,351

Ocwen Residential MBS Corp.
7.000% due 10/25/2040		113	13

Opera Finance PLC
1.795% due 01/15/2015	EUR	14,050	11,959

Opteum Mortgage Acceptance Corp.
0.495% due 07/25/2035		$1,377	1,255
0.615% due 12/25/2035		32,107	18,184

Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		21	24

Paine Webber CMO Trust
8.625% due 09/01/2018		2	2
1359.500% due 08/01/2019 (b)		0	1

Paragon Mortgages PLC
1.067% due 10/15/2041	GBP	2,546	2,969
1.207% due 04/16/2035		6,284	7,364
1.212% due 05/15/2041		27,792	34,972

Permanent Master Issuer PLC
0.329% due 10/15/2033		$6,500	6,487
0.359% due 07/15/2033		10,000	9,884
0.927% due 10/15/2033	GBP	18,000	27,576

PHH Alternative Mortgage Trust
0.395% due 02/25/2037		$17,988	10,745

Prime Mortgage Trust
0.635% due 02/25/2019		672	655
0.635% due 02/25/2034		6,701	6,228
5.000% due 02/25/2019		26	27

Provident Funding Mortgage Loan Trust
2.594% due 04/25/2034		7,645	6,859
2.618% due 10/25/2035		6,027	5,487

RBSCF Trust
5.223% due 08/16/2048		48,438	51,665
5.305% due 01/16/2049		15,013	15,097
5.331% due 02/16/2044		21,173	23,098
5.336% due 05/16/2047		29,124	31,835
5.420% due 01/16/2049		28,804	31,229
5.467% due 09/16/2039		1,900	2,065
5.692% due 04/16/2049		26,300	28,920
5.695% due 09/16/2040		7,500	8,274
6.068% due 09/17/2039		2,600	2,826
6.096% due 02/16/2051		42,211	47,296
6.214% due 12/16/2049		37,000	41,070

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
0.438% due 10/27/2036		$5,414	$3,126
0.458% due 08/27/2037		8,000	5,592
0.488% due 09/27/2037		9,300	4,677
0.548% due 02/27/2037		6,317	3,764

Real Estate Capital PLC
1.063% due 07/25/2016	GBP	28,593	41,400

Regal Trust
2.838% due 09/29/2031		$713	637

Resecuritization Mortgage Trust
0.485% due 04/26/2021		1	1

Residential Accredit Loans, Inc.
0.415% due 06/25/2046		125,761	42,910
0.485% due 08/25/2037		10,546	6,379
0.535% due 08/25/2035		1,096	613
0.540% due 09/25/2046		446	65
0.565% due 03/25/2037		2,755	794
0.635% due 01/25/2033		50	47
0.885% due 07/25/2033		204	178
3.008% due 04/25/2035		12,961	10,698
3.105% due 08/25/2035 (a)		1,817	820
5.250% due 09/25/2020		30,144	29,074
5.676% due 09/25/2035		2,295	1,461
5.714% due 02/25/2036 (a)		2,272	1,039
6.000% due 06/25/2036		154	93

Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031		531	569

Residential Asset Securitization Trust
0.635% due 01/25/2046 (a)		26,292	11,143
0.685% due 12/25/2036 (a)		893	283
0.735% due 03/25/2035		20,270	14,672
5.000% due 08/25/2019		6,802	6,801
5.500% due 07/25/2035		945	802
5.750% due 02/25/2036 (a)		1,941	1,313
6.250% due 10/25/2036 (a)		1,171	766

Residential Funding Mortgage Securities
0.635% due 07/25/2018		198	190
3.033% due 09/25/2035		265	169
5.250% due 03/25/2034		48	48
5.267% due 06/25/2035		5,018	4,307
5.500% due 12/25/2034		1,600	1,503
6.000% due 06/25/2036		5,924	4,763
6.500% due 03/25/2032		424	441

ResLoC U.K. PLC
1.138% due 12/15/2043	GBP	5,000	4,055

RMAC Securities PLC
1.059% due 06/12/2044		20,889	26,470
1.682% due 06/12/2044	EUR	4,017	4,226

Salomon Brothers Mortgage Securities, Inc.
0.735% due 05/25/2032		$126	101
2.762% due 12/25/2030		231	228
4.000% due 12/25/2018		143	149
4.865% due 03/18/2036		80	81
5.045% due 03/18/2036		40	40

Santa Barbara Savings & Loan Association
9.500% due 11/20/2018		115	131

Sears Mortgage Securities
12.000% due 02/25/2014		22	24

Securitized Asset Sales, Inc.
2.805% due 11/26/2023		135	126

Sequoia Mortgage Trust
0.430% due 07/20/2036		7,838	6,121
0.580% due 10/19/2026		389	334
0.580% due 07/20/2033		642	539
0.890% due 06/20/2033		51	44
0.990% due 10/20/2027		395	338
1.023% due 05/20/2034		6,774	5,451

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.436% due 01/20/2047	$6,574	$4,561
2.714% due 04/20/2035	27,450	24,935
5.382% due 09/20/2046	14,541	11,531
5.418% due 01/20/2047	9,109	7,164

Sovereign Commercial Mortgage Securities Trust
5.951% due 07/22/2030	1,001	1,031

Structured Adjustable Rate Mortgage Loan Trust
0.455% due 05/25/2037	322	174
0.555% due 10/25/2035	24,708	14,892
0.715% due 06/25/2035	877	698
1.652% due 01/25/2035	459	278
2.364% due 03/25/2034	3,851	3,490
2.488% due 02/25/2034	3,709	3,352
2.502% due 08/25/2034	2,316	1,903
2.511% due 06/25/2035	4,848	3,567
2.533% due 07/25/2034	3,147	2,754
2.534% due 04/25/2034	7,368	6,037
2.539% due 05/25/2034	393	329
2.540% due 01/25/2035	2,341	1,815
2.540% due 08/25/2035	118	87
2.585% due 01/25/2036 (a)	5,485	4,375
2.596% due 09/25/2034	1,304	1,210
4.938% due 09/25/2036	4,100	2,079
5.120% due 05/25/2036	4,100	3,294
5.190% due 12/25/2034	254	214
5.234% due 11/25/2035	1,655	1,045
5.363% due 07/25/2035	1,865	1,514
5.568% due 03/25/2036	2,365	1,549
5.803% due 02/25/2036	2,624	1,727
6.000% due 10/25/2037 (a)	1,855	724

Structured Asset Mortgage Investments, Inc.
0.355% due 08/25/2036	20,269	11,342
0.365% due 03/25/2037	5,199	2,770
0.405% due 03/25/2037	1,163	198
0.425% due 06/25/2036	1,536	935
0.425% due 07/25/2046	46,540	24,900
0.445% due 04/25/2036	1,715	976
0.445% due 08/25/2036	4,294	2,469
0.445% due 05/25/2046	196	101
0.455% due 05/25/2036	59	31
0.455% due 05/25/2046	16,319	6,093
0.455% due 09/25/2047	300	110
0.465% due 05/25/2045	1,582	926
0.480% due 07/19/2035	5,348	4,319
0.495% due 05/25/2046	514	107
0.535% due 08/25/2036	1,100	276
0.545% due 12/25/2035	7,548	4,061
0.580% due 03/19/2034	14	12
0.810% due 07/19/2034	36	30
0.890% due 09/19/2032	8,823	7,309
0.890% due 10/19/2034	1,022	844
1.070% due 10/19/2033	1,313	984
3.813% due 05/25/2022	1,006	974
4.439% due 05/02/2030	1	1
9.153% due 06/25/2029	80	85

Structured Asset Securities Corp.
0.285% due 05/25/2036	16	16
1.880% due 05/25/2032	258	220
2.230% due 07/25/2032	837	711
2.303% due 01/25/2032	1,846	1,529
2.467% due 01/25/2034	7,705	6,480
2.567% due 06/25/2033	6,677	6,151
2.655% due 10/25/2035	824	654
2.661% due 02/25/2032	1,615	1,513
5.250% due 12/25/2034	649	647
5.421% due 03/25/2033	3,761	3,461
5.750% due 02/25/2035	34,932	35,623

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 10/25/2036	$5,893	$5,556
8.044% due 04/15/2027	47	47

Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	34	33

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	1,469	770
5.970% due 09/25/2036	5,726	1,146
6.014% due 07/25/2037	2,868	1,546
6.500% due 07/25/2036	10,850	4,388

Thornburg Mortgage Securities Trust
0.335% due 03/25/2037	4,260	4,172
0.345% due 11/25/2046	1,622	1,615
0.365% due 06/25/2037	2,025	1,958
0.455% due 06/25/2047	8,819	8,493
0.935% due 12/25/2033	3,750	3,462
2.984% due 10/25/2043	1,248	1,039
5.403% due 10/25/2046	516,350	496,444
5.419% due 07/25/2036	322,749	310,630
5.618% due 09/25/2047	164,894	127,073

UBS Commercial Mortgage Trust
1.129% due 07/15/2024	86,787	80,979

Wachovia Bank Commercial Mortgage Trust
0.309% due 06/15/2020	10,261	9,008
0.319% due 09/15/2021	31,776	30,664
0.400% due 06/15/2049	184,300	149,047
5.090% due 07/15/2042	73	75
5.118% due 07/15/2042	100	109
5.215% due 01/15/2041	450	480
5.308% due 11/15/2048	41,805	44,726
5.342% due 12/15/2043	194,250	198,961
5.416% due 01/15/2045	16,615	18,092
5.509% due 04/15/2047	58,608	60,698
5.678% due 05/15/2046	19,365	20,667
5.888% due 05/15/2043	50	51
5.922% due 05/15/2043	655	721
5.931% due 06/15/2049	365	389

Wachovia Mortgage Loan Trust LLC
5.088% due 08/20/2035	19,484	16,680
5.241% due 10/20/2035	3,647	3,403
5.727% due 03/20/2037	9,532	8,059

WaMu Mortgage Pass-Through Certificates
0.455% due 07/25/2046 (a)	359	22
0.465% due 04/25/2045	2,441	1,908
0.495% due 11/25/2045	5,362	4,165
0.505% due 12/25/2045	996	795
0.515% due 11/25/2045	3,872	2,650
0.525% due 10/25/2045	34,129	26,388
0.545% due 01/25/2045	2,469	1,892
0.555% due 01/25/2045	5,513	4,321
0.595% due 11/25/2034	7,311	5,651
0.620% due 11/25/2034	2,497	1,915
0.645% due 11/25/2045	774	459
0.645% due 12/25/2045	712	435
0.740% due 11/25/2034	1,213	783
0.942% due 02/25/2047	50,055	28,247
0.942% due 03/25/2047	42,688	24,841
0.982% due 01/25/2047	20,707	11,032
1.002% due 04/25/2047	29,733	19,918
1.012% due 05/25/2047	29,449	17,805
1.052% due 12/25/2046	37,120	24,444
1.052% due 07/25/2047	1,125	662
1.062% due 12/25/2046	19,878	11,605
1.222% due 06/25/2046	36,680	26,477
1.242% due 02/25/2046	3,110	2,176
1.242% due 08/25/2046	379	240
1.442% due 11/25/2042	846	695
1.448% due 05/25/2041	39	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.642% due 06/25/2042	$1,786	$1,369
1.642% due 08/25/2042	165	137
1.742% due 11/25/2046	4,155	2,970
2.255% due 03/25/2033	49	45
2.473% due 09/25/2033	3,237	3,079
2.501% due 10/25/2035	4,390	3,686
2.508% due 09/25/2035	37,719	26,690
2.538% due 08/25/2034	1,164	1,092
2.553% due 09/25/2033	389	373
2.555% due 03/25/2036	28,393	21,174
2.575% due 05/25/2035	78,209	59,537
2.576% due 03/25/2034	2,177	2,042
2.576% due 04/25/2035	14,786	12,085
2.580% due 06/25/2033	9,029	8,668
2.580% due 12/25/2035	39,585	30,365
2.581% due 08/25/2035	12,497	11,325
2.590% due 01/25/2033	410	379
2.600% due 02/27/2034	2,591	2,449
2.612% due 12/25/2035	25,000	19,785
2.635% due 03/25/2037	95,113	77,107
2.643% due 02/25/2037	48,075	33,635
2.665% due 12/25/2036	28,350	18,116
2.838% due 07/25/2046	2,209	1,529
2.838% due 08/25/2046	1,294	879
2.838% due 09/25/2046	14,899	10,657
2.838% due 10/25/2046	28,590	19,831
2.838% due 12/25/2046	16,809	12,055
2.850% due 05/25/2046	2,580	1,697
4.908% due 01/25/2037	12,135	8,608
5.176% due 12/25/2035	7,479	6,382
5.186% due 04/25/2037	8,322	5,665
5.239% due 12/25/2036	7,676	5,275
5.319% due 02/25/2037	22,563	14,351
5.502% due 05/25/2037	20,415	14,832
5.542% due 08/25/2035	9,545	8,125
5.585% due 02/25/2037	30,336	21,208
5.648% due 08/25/2036	24,491	19,636
5.659% due 08/25/2036	29,624	22,049
5.672% due 03/25/2036	46,894	40,516
5.837% due 09/25/2036	12,957	9,412
5.952% due 08/25/2046	29,626	24,581
6.000% due 07/25/2034	1,235	1,309

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.012% due 04/25/2047	906	241
1.212% due 05/25/2046	9,537	4,690
6.268% due 07/25/2036	2,130	1,124

Washington Mutual MSC Mortgage Pass-Through Certificates
2.018% due 02/25/2031	3	3
2.246% due 05/25/2033	178	155
2.262% due 02/25/2033	33	28
2.516% due 06/25/2033	8,146	7,522
2.572% due 01/25/2035	844	756

Wells Fargo Mortgage-Backed Securities Trust
0.735% due 07/25/2037	5,691	4,452
2.702% due 04/25/2036	98	87
2.708% due 11/25/2034	2,428	2,259
2.709% due 10/25/2035	2,108	1,806
2.714% due 09/25/2034	687	640
2.716% due 09/25/2034	17,410	16,681
2.720% due 06/25/2035	3,807	3,528
2.723% due 05/25/2035	6,327	5,571
2.723% due 07/25/2035	91,548	84,095
2.724% due 12/25/2034	2,878	2,756
2.724% due 10/25/2035	25,002	21,653
2.727% due 10/25/2035	35,373	28,880

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.731% due 03/25/2036	$180,884	$149,146
2.737% due 03/25/2035	6,378	5,668
2.738% due 01/25/2035	10,731	9,160
2.739% due 12/25/2034	28,878	26,323
2.740% due 03/25/2036	5,617	4,067
2.742% due 05/25/2035	3,570	3,162
2.742% due 09/25/2036	10,351	7,634
2.761% due 10/25/2035	611	614
2.763% due 10/25/2035	5,292	4,773
2.771% due 04/25/2036	28,958	22,631
2.777% due 06/25/2035	3,665	3,484
2.795% due 03/25/2036	8,657	6,991
4.500% due 11/25/2018	29	29
4.561% due 12/25/2033	6,202	5,919
4.613% due 09/25/2033	690	706
4.621% due 01/25/2034	1,991	1,973
4.692% due 12/25/2033	647	644
4.713% due 07/25/2034	101	103
4.795% due 01/25/2035	1,072	992
5.000% due 06/25/2033	1,572	1,496
5.000% due 03/25/2036	5,256	4,852
5.053% due 03/25/2036	51,867	49,781
5.203% due 10/25/2035	57,952	53,301
5.250% due 05/25/2035	14,156	13,466
5.388% due 03/25/2036	530	477
5.500% due 01/25/2036	11,569	10,556
5.617% due 04/25/2036	37,935	34,249
5.750% due 03/25/2036	14,307	13,989
5.750% due 02/25/2037	1,500	1,356
5.750% due 04/25/2037	12,497	11,154
6.000% due 08/25/2036	11,123	10,185
6.000% due 03/25/2037	11,345	9,814
6.000% due 04/25/2037	4,500	4,094
6.000% due 07/25/2037	25,576	22,625
6.000% due 08/25/2037	33,870	31,010

Total Mortgage-Backed Securities (Cost $16,000,691)		15,880,464

ASSET-BACKED SECURITIES 1.6%

ACA CLO Ltd.
0.501% due 01/20/2021	20,000	18,611

Access Group, Inc.
1.553% due 10/27/2025	8,183	8,246

Accredited Mortgage Loan Trust
4.980% due 10/25/2033	3,670	2,947

ACE Securities Corp.
0.285% due 12/25/2036	26	25
0.295% due 10/25/2036	27	7

AFC Home Equity Loan Trust
0.945% due 12/22/2027	5	3

Alzette European CLO S.A.
0.667% due 12/15/2020	6,654	6,391

Ameriquest Mortgage Securities, Inc.
0.435% due 05/25/2035	3,760	3,644
0.465% due 11/25/2035	230	220
0.537% due 11/25/2034	1,057	943
1.095% due 10/25/2033	8	8
5.158% due 11/25/2035	5,094	5,194

AMMC CDO
0.537% due 05/03/2018	18,862	18,207

Amortizing Residential Collateral Trust
0.815% due 07/25/2032	97	83
0.878% due 06/25/2032	296	241
0.935% due 10/25/2031	139	108

Anthracite CDO Ltd.
1.235% due 12/24/2037	5,000	4,595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aquilae CLO PLC
2.057% due 01/17/2023	EUR	29,057	$35,861

Argent Securities, Inc.
0.435% due 10/25/2035		$2,035	1,827

Armstrong Loan Funding Ltd.
1.254% due 08/01/2016		10,514	10,192

Asset-Backed Funding Certificates
0.545% due 01/25/2035		1,516	1,304
0.585% due 06/25/2034		2,646	1,891
0.665% due 12/25/2030		2,113	1,872

Asset-Backed Securities Corp. Home Equity
0.315% due 05/25/2037		2,820	2,322
0.510% due 09/25/2034		1,913	1,669
0.725% due 07/25/2035		3,033	2,914

Avoca CLO BV
1.974% due 09/15/2021	EUR	56,176	69,645

BA Credit Card Trust
0.929% due 12/15/2014		$150	151

Bank One Issuance Trust
0.479% due 05/16/2016		500	502

Bear Stearns Asset-Backed Securities Trust
0.275% due 02/25/2037		674	661
0.285% due 11/25/2036		335	322
0.295% due 01/25/2037		387	360
0.305% due 12/25/2036		3,126	2,908
0.315% due 10/25/2036		44	42
0.325% due 06/25/2047		18	17
0.345% due 11/25/2036		1,036	694
0.385% due 01/25/2037		10,248	8,530
0.395% due 01/25/2037		25,162	10,583
0.425% due 01/25/2047		7,429	7,058
0.435% due 04/25/2037		12,000	6,991
0.515% due 02/25/2036		166	156
0.755% due 07/25/2035		2,501	2,383
0.875% due 12/25/2034		7	5
0.895% due 10/25/2032		3,831	3,283
1.035% due 10/27/2032		1,034	888
1.235% due 10/25/2037		562	338
1.235% due 11/25/2042		497	426
3.060% due 06/25/2043		1,616	1,445
3.076% due 10/25/2036		318	224
3.239% due 07/25/2036		332	215

BNC Mortgage Loan Trust
0.335% due 05/25/2037		811	718

Callidus Debt Partners Fund Ltd.
0.510% due 04/17/2020		29,868	28,734

Capital Auto Receivables Asset Trust
1.679% due 10/15/2012		3,022	3,025

Carrington Mortgage Loan Trust
0.285% due 01/25/2037		201	198
0.335% due 06/25/2037		1,983	1,772
0.355% due 02/25/2037		93	90
0.475% due 10/25/2036		13,800	4,617
0.555% due 10/25/2035		984	900
0.615% due 12/25/2035		21,844	16,398

Chambers Descendants Trust
12.000% due 08/15/2018 (r)		105,656	105,883

Chase Funding Mortgage Loan Asset-Backed Certificates
0.795% due 02/25/2033		66	61
0.875% due 08/25/2032		989	731
0.895% due 11/25/2032		30	24
0.975% due 10/25/2032		375	310
4.499% due 11/25/2034		24	24

Chase Issuance Trust
1.847% due 09/15/2015		1,200	1,233
5.120% due 10/15/2014		100	105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chester Asset Receivables Dealings
2.335% due 01/15/2014	EUR	200	$268

Citibank Credit Card Issuance Trust
4.850% due 04/22/2015		$125	133

Citibank Omni Master Trust
2.329% due 05/16/2016		147,295	148,572
2.979% due 08/15/2018		30,300	31,727
4.900% due 11/15/2018		125,000	136,271

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	20,624

Citigroup Mortgage Loan Trust, Inc.
0.275% due 12/25/2036		20	19
0.295% due 05/25/2037		4,015	3,840
0.295% due 07/25/2045		6,466	4,845
0.305% due 05/25/2037		12,132	9,700
0.385% due 10/25/2036		4,397	3,991
5.764% due 01/25/2037		2,268	1,242

Commercial Industrial Finance Corp.
0.535% due 05/10/2021		10,600	9,804

Conseco Finance
0.679% due 05/15/2032		145	139

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		175	183
6.681% due 12/01/2033		509	541
7.490% due 07/01/2031		738	759

Conseco Financial Corp.
6.240% due 12/01/2028		90	94
6.870% due 04/01/2030		595	631
7.140% due 01/15/2029		48	52

Countrywide Asset-Backed Certificates
0.285% due 07/25/2037		553	539
0.285% due 08/25/2037		5,614	5,497
0.315% due 10/25/2047		244	241
0.325% due 06/25/2037		190	185
0.385% due 02/25/2037		36,695	22,587
0.385% due 01/25/2045		26,031	18,559
0.385% due 06/25/2047		50,150	22,267
0.415% due 09/25/2036		6,401	5,039
0.435% due 08/25/2034		1,437	1,256
0.485% due 04/25/2036		11,018	9,362
0.485% due 05/25/2036		19,356	17,161
0.515% due 06/25/2035		158	152
0.525% due 07/25/2036		7,400	2,504
0.525% due 08/25/2036		8,697	2,528
0.575% due 12/25/2036		95	40
0.605% due 11/25/2033		82	75
0.625% due 11/25/2034		7,447	6,380
0.715% due 12/25/2031		272	134
0.975% due 05/25/2032		22	19
4.693% due 10/25/2035		17,646	15,187
4.740% due 10/25/2035		2,063	1,919

Credit Suisse First Boston Mortgage Securities Corp.
0.855% due 01/25/2032		972	747
0.935% due 07/25/2032		54	39
0.975% due 08/25/2032		2,042	1,395
1.035% due 05/25/2043		2,000	1,556

Credit-Based Asset Servicing & Securitization LLC
0.295% due 11/25/2036		238	161
0.305% due 01/25/2037		43	9
0.355% due 07/25/2037		849	778
1.335% due 04/25/2032		350	274
4.831% due 08/25/2035		88	85
6.280% due 05/25/2035		1,793	1,608

Delta Funding Home Equity Loan Trust
1.049% due 09/15/2029		210	159

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denver Arena Trust
6.940% due 11/15/2019		$2,822	$2,899

Educational Services of America, Inc.
1.103% due 07/25/2023		60,342	60,305

EMC Mortgage Loan Trust
0.605% due 05/25/2040		66	55
0.685% due 12/25/2042		2,717	2,118

Equity One ABS, Inc.
0.795% due 11/25/2032		115	96

Fifth Third Auto Trust
4.810% due 01/15/2013		24	24

First Alliance Mortgage Loan Trust
0.990% due 03/20/2031		426	343

First Franklin Mortgage Loan Asset-Backed Certificates
0.285% due 11/25/2036		28	28
0.295% due 10/25/2036		251	242
0.305% due 12/25/2036		140	139
0.515% due 10/25/2035		5,762	5,424
0.605% due 12/25/2034		73	72

First NLC Trust
0.305% due 08/25/2037		1,783	859
0.505% due 02/25/2036		26,805	20,538

FMAC Loan Receivables Trust
6.500% due 09/15/2020 (a)		10	7
7.900% due 04/15/2019		3	3

Ford Auto Securitization Trust
1.960% due 07/15/2015	CAD	50,000	47,855

Ford Credit Auto Owner Trust
4.950% due 03/15/2013		$17	17

Fremont Home Loan Trust
0.295% due 01/25/2037		108	102
0.345% due 02/25/2036		49	49
0.565% due 01/25/2036		14,055	7,649

GE-WMC Mortgage Securities LLC
0.275% due 08/25/2036		13	4

Globaldrive BV
4.000% due 10/20/2016	EUR	338	457

Greenpoint Manufactured Housing
7.270% due 06/15/2029		$547	513
8.300% due 10/15/2026		500	568

Grosvenor Place CLO BV
1.947% due 03/28/2023	EUR	127,000	152,978

GSAA Trust
0.535% due 03/25/2037		$5,006	2,406
0.535% due 05/25/2047		1,000	568

GSAMP Trust
0.305% due 12/25/2036		431	279
0.415% due 11/25/2035		662	89
0.465% due 03/25/2047		10,726	3,168
0.575% due 01/25/2035		617	587
1.085% due 02/25/2047		96,383	68,351

GSPA Monetization Trust
6.422% due 10/09/2029		21,609	20,442

GSRPM Mortgage Loan Trust
0.935% due 01/25/2032		531	501

Gulf Stream Sextant CLO Ltd.
0.528% due 08/21/2020		10,000	9,657

Harbourmaster CLO Ltd.
1.788% due 06/15/2020	EUR	13,062	16,290

Harley-Davidson Motorcycle Trust
5.120% due 08/15/2013		$10	10

Hewett’s Island CDO Ltd.
0.571% due 12/05/2018		4,448	4,154

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Asset Trust
0.295% due 05/25/2037		$3,867	$3,735
0.405% due 08/25/2036		8,391	7,000
0.835% due 11/25/2032		154	108

HSBC Asset Loan Obligation
0.295% due 12/25/2036		335	272

HSBC Home Equity Loan Trust
0.380% due 03/20/2036		6,436	5,916
0.500% due 01/20/2035		2,358	2,091
0.520% due 01/20/2034		44,545	38,209

HSI Asset Securitization Corp. Trust
0.285% due 10/25/2036		384	260
0.285% due 12/25/2036		238	229
0.295% due 05/25/2037		14	14

ICE EM CLO
0.802% due 08/15/2022		122,000	104,873

Illinois Student Assistance Commission
0.733% due 04/25/2017		2,622	2,615

IMC Home Equity Loan Trust
5.812% due 07/25/2026		61	54
7.310% due 11/20/2028		25	25
7.500% due 04/25/2026		3	3
7.520% due 08/20/2028		20	20

IXIS Real Estate Capital Trust
0.575% due 02/25/2036		553	462

JPMorgan Mortgage Acquisition Corp.
0.285% due 10/25/2036		586	576
0.295% due 03/25/2047		2,421	1,969
0.315% due 08/25/2036		480	135
0.315% due 03/25/2037		41	38
0.325% due 10/25/2036		59	58
0.425% due 05/25/2035		589	479

Jubilee CDO BV
2.016% due 10/15/2019	EUR	11,278	14,642

L.A. Arena Funding LLC
7.656% due 12/15/2026		$211	217

LCM LP
0.582% due 03/21/2019		17,300	16,070

Lehman ABS Mortgage Loan Trust
0.325% due 06/25/2037		6,615	2,089

Lightpoint CLO Ltd.
1.286% due 02/15/2014		11,767	11,626

Long Beach Mortgage Loan Trust
0.795% due 10/25/2034		5,228	3,846

Magi Funding PLC
1.835% due 04/11/2021	EUR	70,037	86,816

Magnolia Funding Ltd.
3.000% due 04/20/2017		109,355	146,791

Massachusetts Educational Financing Authority
1.203% due 04/25/2038		$3,165	3,156

MASTR Asset-Backed Securities Trust
0.285% due 01/25/2037		160	36
0.315% due 05/25/2037		437	394
0.535% due 05/25/2037		32,797	27,966

MASTR Specialized Loan Trust
0.635% due 07/25/2034		1,033	924

Merrill Lynch First Franklin Mortgage Loan Trust
0.295% due 07/25/2037		374	367

Merrill Lynch Mortgage Investors, Inc.
0.305% due 07/25/2037		574	563
0.355% due 02/25/2037		1,989	958

Mesa Trust Asset-Backed Certificates
1.035% due 12/25/2031		1,478	1,082

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mid-State Trust
6.005% due 08/15/2037		$11	$12
6.340% due 10/15/2036		18,147	16,790
7.340% due 07/01/2035		998	1,029
7.791% due 03/15/2038		3,535	3,357
8.330% due 04/01/2030		10,526	10,609

Morgan Stanley ABS Capital
0.285% due 07/25/2036		385	117
0.295% due 05/25/2037		5,548	4,736
0.335% due 11/25/2036		4,150	2,944
1.035% due 07/25/2037		12,542	11,263
1.180% due 06/25/2034		4,523	3,318
1.235% due 03/25/2033		2,265	1,957

Morgan Stanley Dean Witter Capital
1.510% due 09/25/2032		4,452	3,623
1.585% due 02/25/2033		2,727	2,124

Morgan Stanley Home Equity Loan Trust
0.285% due 12/25/2036		839	826

Morgan Stanley IXIS Real Estate Capital Trust
0.285% due 11/25/2036		9	3
0.345% due 11/25/2036		195	58

Morgan Stanley Mortgage Loan Trust
0.305% due 01/25/2047		20	16
0.465% due 02/25/2037		1,306	490
0.595% due 04/25/2037		5,664	2,193
5.726% due 10/25/2036		2,473	1,359
5.750% due 11/25/2036		2,793	1,236
5.750% due 04/25/2037		1,631	1,169
6.000% due 07/25/2047		1,776	1,199

Mountain Capital CLO Ltd.
0.701% due 02/15/2016		15,241	15,150

MPC Natural Gas Funding Trust
6.200% due 03/15/2013		605	604

Nationstar Home Equity Loan Trust
0.355% due 04/25/2037		128	127

Nelnet Student Loan Trust
0.953% due 07/25/2018		7,875	7,900
1.183% due 10/25/2019		5,000	5,069

New Century Home Equity Loan Trust
0.495% due 06/25/2035		810	764
0.505% due 09/25/2035		8,851	8,417
1.120% due 05/25/2034		3,135	2,266

Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014		17	17

Novastar Home Equity Loan
0.945% due 12/25/2033		1,522	1,317

NYLIM Flatiron CLO Ltd.
0.489% due 08/08/2020		10,750	9,984

Option One Mortgage Loan Trust
0.295% due 07/25/2037		33	31
0.325% due 04/25/2037		320	316

Ownit Mortgage Loan Asset-Backed Certificates
0.385% due 05/25/2037		33,623	17,361

Pacifica CDO Ltd.
0.636% due 02/15/2017		63,115	61,306

Panhandle-Plains Higher Education Authority, Inc.
1.376% due 10/01/2035		712	712

Park Place Securities, Inc.
0.495% due 09/25/2035		247	214
0.885% due 10/25/2034		10,700	7,852

Penta CLO S.A.
1.934% due 06/04/2024	EUR	58,970	70,471

Popular ABS Mortgage Pass-Through Trust
0.325% due 01/25/2037		$168	167
0.325% due 06/25/2047		13,896	12,086

Primus CLO Ltd.
0.482% due 07/15/2021		478	431

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
0.595% due 11/25/2034		$585	$449
0.735% due 12/25/2033		331	266
0.935% due 08/25/2032		104	79
5.565% due 02/25/2036		14	12

Residential Asset Mortgage Products, Inc.
0.635% due 06/25/2047		1,700	736
5.072% due 04/25/2034		3,285	3,062

Residential Asset Securities Corp.
0.345% due 04/25/2037		15	15
0.735% due 07/25/2032 (a)		5	3

Residential Mortgage Loan Trust
1.750% due 09/25/2029		12	11

RMF Euro CDO S.A.
1.972% due 09/11/2022	EUR	17,403	21,515

SACO, Inc.
0.355% due 05/25/2036		$1,607	1,468
0.655% due 03/25/2036		152	51
0.735% due 12/25/2035		153	52

Salomon Brothers Mortgage Securities, Inc.
0.795% due 09/25/2028		1,096	929

Saxon Asset Securities Trust
0.755% due 08/25/2032		82	81

Securitized Asset-Backed Receivables LLC Trust
0.275% due 01/25/2037		303	290
0.295% due 12/25/2036 (a)		361	103
0.365% due 05/25/2037 (a)		1,639	950

Security National Mortgage Loan Trust
0.525% due 10/25/2036		778	778

Sherwood Castle Funding PLC
1.098% due 06/15/2016	GBP	5,200	7,757
1.738% due 03/15/2016	EUR	18,000	23,156

SLC Student Loan Trust
1.247% due 06/15/2021		$4,300	4,293
4.750% due 06/15/2033		81	82

SLM Student Loan Trust
0.243% due 10/25/2018		133	133
0.253% due 07/25/2017		7,951	7,884
0.343% due 10/25/2022		2,700	2,678
0.363% due 04/25/2017		430	429
0.383% due 04/25/2017		2,464	2,463
0.383% due 04/25/2023		20,000	19,998
0.423% due 04/27/2015		298	297
0.423% due 04/27/2020		11,801	11,690
0.583% due 01/25/2022		12,000	11,525
0.753% due 10/27/2014		5	5
0.753% due 10/25/2017		32,500	32,371
0.803% due 10/25/2017		150	150
0.903% due 04/25/2019		700	700
1.003% due 01/25/2019		40,000	40,295
1.153% due 07/25/2023		700	698
1.353% due 10/25/2016		1,460	1,473
1.353% due 07/25/2023		5,000	5,030
1.547% due 12/15/2033		30,800	31,298
1.553% due 01/25/2018		1,490	1,521
1.753% due 04/25/2023		1,042,430	1,072,070
1.788% due 12/15/2023	EUR	178	229
1.953% due 07/25/2023		$2,100	2,161
2.149% due 08/15/2016		18,444	18,433
2.479% due 06/16/2042		18,000	17,736
2.879% due 12/16/2019		42,483	43,286
3.200% due 05/16/2044		5,313	5,422
3.479% due 05/16/2044		20,978	21,865
3.500% due 08/17/2043		69,123	68,702
4.500% due 11/16/2043		12,960	12,402
6.229% due 07/15/2042		154,856	145,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Equity Loan Trust
0.295% due 11/25/2036		$1,460	$392
0.315% due 06/25/2037		852	735
0.485% due 08/25/2037		3,828	1,195
0.535% due 11/25/2035		12	11

South Carolina Student Loan Corp.
0.876% due 03/01/2018		2,236	2,208
1.076% due 03/02/2020		700	696
1.326% due 09/03/2024		600	595

Specialty Underwriting & Residential Finance
0.295% due 01/25/2038		1,182	1,053
0.335% due 11/25/2037		2,306	1,403
0.915% due 01/25/2034		23	17

Stone Tower CLO Ltd.
0.480% due 04/17/2021		5,000	4,529

Stony Hill CDO Ltd.
0.742% due 10/15/2013		2,857	2,821

Structured Asset Investment Loan Trust
0.595% due 10/25/2035		11,139	7,785
0.935% due 04/25/2033		2,194	1,776

Structured Asset Securities Corp.
0.315% due 01/25/2037		3,014	2,957
0.335% due 01/25/2037		108	82
0.375% due 05/25/2047		9,438	6,305
0.385% due 05/25/2037		1,246	1,123
0.445% due 09/25/2035		1,159	1,133
0.535% due 06/25/2035		5,071	3,120
0.635% due 05/25/2034		19	16
0.815% due 01/25/2033		4,960	4,333
1.735% due 04/25/2035		21,204	16,208
4.910% due 06/25/2033		76	75

Symphony CLO Ltd.
0.526% due 05/15/2019		82,500	77,165

Wachovia Loan Trust
0.595% due 05/25/2035		2,461	1,940

WaMu Asset-Backed Certificates
0.285% due 01/25/2037		639	627

Whitney CLO Ltd.
0.616% due 03/01/2017		2,962	2,850

Wind River CLO Ltd.
0.680% due 12/19/2016		9,677	9,258

WMC Mortgage Loan Pass-Through Certificates
0.909% due 05/15/2030		2,320	2,028

Wood Street CLO BV
1.988% due 03/29/2021	EUR	42,017	53,081

Total Asset-Backed Securities (Cost $4,053,255)			3,985,131

SOVEREIGN ISSUES 9.4%

1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$34,300	35,706

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	46,200	59,742
5.500% due 07/12/2020		$3,200	3,336

Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		4,220	4,368

Brazil Government International Bond
5.625% due 01/07/2041		14,000	15,155
7.125% due 01/20/2037		120	154

Brazil Notas do Tesouro Nacional
10.000% due 01/01/2012	BRL	4,974,276	2,633,914
10.000% due 01/01/2013		426,358	225,057
10.000% due 01/01/2014		370,769	193,019
10.000% due 01/01/2017		4,063,908	2,031,472

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canada Government Bond
2.000% due 12/01/2014	CAD	4	$4
2.000% due 06/01/2016		485,200	476,869
2.500% due 06/01/2015		183,100	183,037
2.750% due 09/01/2016		713,900	725,304
3.000% due 12/01/2015		236,800	241,817
3.250% due 06/01/2021		380,700	398,279
3.750% due 06/01/2019		154,500	167,274
4.250% due 06/01/2018		71,800	79,586
4.500% due 06/01/2015		212,600	227,033

Canada Housing Trust No. 1
1.649% due 09/15/2014		200	193
2.450% due 12/15/2015		300	297
2.750% due 09/15/2014		184,500	183,659
2.750% due 12/15/2015		290,200	290,350
3.150% due 06/15/2014		39,200	39,351
3.350% due 12/15/2020		212,300	215,482
3.750% due 03/15/2020		35,000	36,662
3.800% due 06/15/2021		1,314,400	1,377,711

Chile Government International Bond
5.500% due 01/15/2013		$50	53

China Development Bank Corp.
5.000% due 10/15/2015		24,200	26,208

China Government International Bond
4.750% due 10/29/2013		50	54

Colombia Government International Bond
7.375% due 01/27/2017		2,000	2,401
8.125% due 05/21/2024		10	13
8.250% due 12/22/2014		10,010	11,827

Export-Import Bank of China
4.875% due 07/21/2015		28,300	30,400

Export-Import Bank of Korea
0.466% due 10/04/2011		88,600	88,600
4.000% due 01/29/2021		86,100	80,127
4.125% due 09/09/2015		19,200	19,463
5.125% due 06/29/2020		117,250	119,617
5.750% due 05/22/2013	EUR	1,800	2,486
5.875% due 01/14/2015		$27,060	28,922
8.125% due 01/21/2014		32,000	35,883

France Government International Bond
2.500% due 10/25/2020	EUR	211,000	282,433
3.250% due 10/25/2021		648,750	917,707

Hydro Quebec
0.625% due 09/29/2049		$5,600	4,380
8.400% due 01/15/2022		150	220

Indonesia Government International Bond
6.750% due 03/10/2014		5,000	5,388
6.875% due 03/09/2017		3,000	3,390
7.250% due 04/20/2015		12,837	14,377
7.500% due 01/15/2016		21,037	23,936

Instituto de Credito Oficial
3.286% due 03/25/2014	EUR	388,900	503,804
5.125% due 01/25/2016		15,900	21,617

International Bank for Reconstruction and Development
7.625% due 01/19/2023		$10	15

Israel Government International Bond
5.500% due 11/09/2016		57	65

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (h)	EUR	318,138	392,889
2.100% due 09/15/2021 (h)		548,061	599,129
2.350% due 09/15/2019 (h)		116,673	137,615

Korea Development Bank
0.578% due 11/22/2012		$9,900	9,769
3.250% due 03/09/2016		9,800	9,502
4.000% due 09/09/2016		20,000	19,894
4.375% due 08/10/2015		8,000	8,189

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 09/10/2013		$200	$213
8.000% due 01/23/2014		41,900	46,575

Korea Expressway Corp.
5.125% due 05/20/2015		100	105

Korea Finance Corp.
3.250% due 09/20/2016		21,600	20,861

Korea Government International Bond
4.875% due 09/22/2014		103	110
5.750% due 04/16/2014		10,000	10,804

Korea Housing Finance Corp.
4.125% due 12/15/2015		93,500	96,468

Mexico Government International Bond
4.250% due 07/14/2017	EUR	48,600	65,275
5.875% due 02/17/2014		$2,775	3,009
5.950% due 03/19/2019		65,526	74,700
6.000% due 06/18/2015	MXN	2,213,000	164,746
6.050% due 01/11/2040		$150,400	170,704
6.250% due 06/16/2016	MXN	3,543,000	266,169
6.500% due 06/10/2021		1,200,000	86,950
6.750% due 09/27/2034		$317	391
7.500% due 04/08/2033		5,650	7,506
9.000% due 12/22/2011	MXN	4,020,000	292,991
9.500% due 12/18/2014		363,600	29,719
10.000% due 12/05/2024		1,307,000	120,423

New South Wales Treasury Corp.
2.500% due 11/20/2035 (h)	AUD	10,000	10,254

New Zealand Government Bond
6.000% due 11/15/2011	NZD	820	628

Panama Government International Bond
6.700% due 01/26/2036		$18,062	21,945
7.250% due 03/15/2015		34,700	39,853
9.375% due 04/01/2029		15,000	22,613

Poland Government International Bond
5.000% due 10/19/2015		100	106
6.250% due 07/03/2012		47	49
6.375% due 07/15/2019		36	40

Province of British Columbia Canada
3.700% due 12/18/2020	CAD	10,000	10,105

Province of Ontario Canada
1.375% due 01/27/2014		$400	405
1.600% due 09/21/2016		8,200	8,197
1.875% due 11/19/2012		110	112
1.875% due 09/15/2015		72,800	74,328
3.150% due 09/08/2015	CAD	87,000	87,774
4.000% due 10/07/2019		$255	285
4.000% due 06/02/2021	CAD	851,100	872,927
4.200% due 03/08/2018		77,400	81,865
4.200% due 06/02/2020		484,400	506,145
4.300% due 03/08/2017		414,700	440,676
4.400% due 06/02/2019		193,175	205,770
4.600% due 06/02/2039		122,060	133,016
4.650% due 06/02/2041		282,000	312,557
4.700% due 06/02/2037		48,400	53,070
5.450% due 04/27/2016		$800	941
5.500% due 06/02/2018	CAD	71,000	80,294
5.600% due 06/02/2035		75,000	91,844
5.850% due 03/08/2033		165,000	206,100
6.200% due 06/02/2031		5,000	6,436
6.500% due 03/08/2029		26,200	34,284
7.600% due 06/02/2027		20,000	28,418

Province of Quebec Canada
2.750% due 08/25/2021		$143,000	142,212
4.250% due 12/01/2021	CAD	350,400	363,622
4.500% due 12/01/2016		20,700	22,150
4.500% due 12/01/2017		101,300	108,611
4.500% due 12/01/2018		192,100	205,682
4.500% due 12/01/2019		265,100	282,547

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/01/2020	CAD	884,800	$938,516
4.600% due 05/26/2015		$300	337
4.625% due 05/14/2018		1,000	1,163
5.000% due 12/01/2041	CAD	25,000	28,633
5.750% due 12/01/2036		25,000	30,824
7.500% due 09/15/2029		$210	323

Qatar Government International Bond
4.000% due 01/20/2015		85,000	89,675
5.150% due 04/09/2014		9,100	9,859
5.250% due 01/20/2020		85,200	94,146
6.400% due 01/20/2040		110,000	134,475

Russia Government International Bond
3.625% due 04/29/2015		36,700	36,150
7.500% due 03/31/2030		117,546	132,378

Societe Financement de l’Economie Francaise
0.450% due 07/16/2012		1,900	1,905
2.125% due 05/20/2012	EUR	100	135

South Africa Government International Bond
5.875% due 05/30/2022		$100	112
6.500% due 06/02/2014		27,000	30,038
6.875% due 05/27/2019		5,000	5,975

Spain Government Bond
4.650% due 07/30/2025	EUR	1,126,200	1,373,409
4.900% due 07/30/2040		55,700	63,721

Turkey Government International Bond
7.000% due 09/26/2016		$103,700	115,107

United Kingdom Gilt
1.750% due 01/22/2017	GBP	220,000	347,631
4.250% due 12/07/2040		20,500	36,062
4.500% due 09/07/2034		50,000	91,794

Total Sovereign Issues (Cost $23,637,944)			22,721,152

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		8,712,560	3,311
6.250% due 07/15/2033		475,440	180

			3,491

UTILITIES 0.0%

PPL Corp.
8.750% due 05/01/2014		296,800	16,143

Total Convertible Preferred Securities (Cost $16,268)			19,634

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

ABN AMRO North America Capital Funding Trust I
1.427% due 12/31/2049		21,655	12,120

Ally Financial, Inc.
7.250% due 02/07/2033		2,654,829	53,203
7.300% due 03/09/2031		1,573,542	31,644
7.350% due 08/08/2032		517,462	10,587

Citigroup Capital XIII
7.875% due 10/30/2040		980,000	25,882

Citigroup, Inc.
6.150% due 12/15/2012		1,974,000	15,590

SLM Corp.
5.559% due 03/15/2017		4,700	102

Total Preferred Securities (Cost $173,755)			149,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 29.0%

CERTIFICATES OF DEPOSIT 0.4%

Abbey National Treasury Services PLC
1.553% due 04/25/2013	$26,570	$26,991
1.687% due 06/10/2013	54,300	55,222

Banco Bradesco S.A.
1.955% due 01/24/2013	175,300	176,788

Bank of Nova Scotia
0.522% due 08/09/2012	47,700	47,850

Barclays Bank PLC
1.392% due 12/16/2011	163,000	163,277

BNP Paribas
0.677% due 03/02/2012	100,000	100,043

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
0.630% due 01/17/2014	16,000	16,003

Itau Unibanco Holding S.A.
0.000% due 12/05/2011	207,700	207,248
0.000% due 12/12/2011	101,500	101,256
0.000% due 01/17/2012	100,000	99,608

		994,286

COMMERCIAL PAPER 0.5%

Erste Abwicklungsanstalt
0.330% due 11/08/2011	55,000	54,982
0.330% due 11/10/2011	12,700	12,696
0.370% due 01/17/2012	136,800	136,668

Kells Funding LLC
0.240% due 10/07/2011	100,000	99,997
0.250% due 11/01/2011	135,000	134,973
0.250% due 11/17/2011	76,400	76,376
0.250% due 11/18/2011	200,000	199,936
0.260% due 12/01/2011	28,000	27,988
0.260% due 12/02/2011	25,000	24,990
0.274% due 11/02/2011	25,000	24,994
0.280% due 12/02/2011	150,000	149,938
0.280% due 12/13/2011	40,000	39,978
0.290% due 01/10/2012	106,800	106,704
0.300% due 10/03/2011	75,000	75,000

Vodafone Group PLC
0.830% due 01/13/2012	42,300	42,245

		1,207,465

REPURCHASE AGREEMENTS 0.1%

Banc of America Securities LLC
0.090% due 10/03/2011	108,300	108,300
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.250% – 1.375% due 09/15/2014 – 09/30/2018 valued at $110,543. Repurchase proceeds are $108,300.)

See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund (Cont.)	September 30, 2011 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays Capital, Inc.
0.070% due 10/03/2011		$1,500	$1,500
(Dated 09/30/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125% due 02/15/2041 valued at $1,532. Repurchase proceeds are $1,500.)

Deutsche Bank Securities, Inc.
0.450% due 10/06/2011		33,741	33,741
(Dated 09/23/2011. Collateralized by AWAS Aviation Capital Ltd. 7.000% due 10/15/2016 valued at $35,670. Repurchase proceeds are $33,741.)

Morgan Stanley & Co., Inc.
0.090% due 10/03/2011		2,500	2,500
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 2.625% due 11/15/2020 valued at $2,554. Repurchase proceeds are $2,500.)

UBS Securities LLC
0.080% due 10/03/2011		10,000	10,000
(Dated 09/30/2011. Collateralized by U.S. Treasury Notes 0.625% due 12/31/2012 valued at $10,208. Repurchase proceeds are $10,000.)

			156,041

SHORT-TERM NOTES 0.1%

Banco Santander Brazil S.A.
2.596% due 12/29/2011		112,000	111,664

Pacific Gas & Electric Co.
0.826% due 10/11/2011		61,000	61,000

			172,664

JAPAN TREASURY BILLS 9.9%
0.095% due 10/11/2011-11/21/2011(f)	JPY	1,858,610,000	24,095,276

MEXICO TREASURY BILLS 0.1%
4.177% due 11/03/2011	MXN	3,212,000	230,792

U.S. TREASURY BILLS 0.3%
0.021% due 10/20/2011 - 03/29/2012 (f)(j)(k)		$777,549	777,443

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (i) 17.6%
		4,265,562,104	42,711,073

Total Short-Term Instruments (Cost $69,987,387)			70,345,040

PURCHASED OPTIONS (p) 0.0%
(Cost $13,558)			23,638

Total Investments 132.6% (Cost $316,924,936)			$320,926,811

Written Options (q) (0.3%) (Premiums $1,461,095)			(810,339)

Other Assets and Liabilities (Net) (32.3%)			(78,048,880)

Net Assets 100.0%			$242,067,592

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	When-issued security.
(e)	Payment in-kind bond security.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Affiliated to the Fund.
(j)	Securities with an aggregate market value of $2,733,315 have been pledged as collateral as of September 30, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(k)	Securities with an aggregate market value of $507,206 and cash of $5,000 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of September 30, 2011.
(l)	The average amount of borrowings while outstanding during the period ended September 30, 2011 was $2,034,722 at a weighted average interest rate of -0.039%. On September 30, 2011, securities valued at $11,106,955 were pledged as collateral for reverse repurchase agreements.
(m)	Securities with an aggregate market value of $861,320 and cash of $1 have been pledged as collateral for the following open futures contracts on September 30, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2012	3,000	$(1,502)
90-Day Euribor December Futures	Long	12/2013	3,000	(298)
90-Day Euribor June Futures	Long	06/2013	3,000	(1,023)
90-Day Euribor June Futures	Long	06/2014	3,000	119
90-Day Euribor March Futures	Long	03/2013	3,000	(1,341)
90-Day Euribor March Futures	Long	03/2014	3,000	(21)
90-Day Euribor September Futures	Long	09/2013	6,000	(1,629)
90-Day Eurodollar December Futures	Long	12/2011	21,854	(736)
90-Day Eurodollar December Futures	Long	12/2012	104,328	81,238
90-Day Eurodollar December Futures	Long	12/2013	19,196	44,372
90-Day Eurodollar June Futures	Long	06/2012	386,549	339,230
90-Day Eurodollar June Futures	Long	06/2013	161,836	190,183
90-Day Eurodollar June Futures	Long	06/2014	9,088	25,296
90-Day Eurodollar March Futures	Long	03/2012	123,524	82,943
90-Day Eurodollar March Futures	Long	03/2013	218,889	233,598
90-Day Eurodollar March Futures	Long	03/2014	19,028	45,006
90-Day Eurodollar September Futures	Long	09/2012	162,508	87,425
90-Day Eurodollar September Futures	Long	09/2013	89,973	107,327
U.S. Treasury 10-Year Note December Futures	Long	12/2011	14,417	9,357
U.S. Treasury 30-Year Bond December Futures	Long	12/2011	9,225	(4,677)

				$1,234,867

(n)	Centrally cleared swap agreements outstanding on September 30, 2011:

Securities with an aggregate market value of $933,125 have been pledged as collateral for centrally cleared swaps as of September 30, 2011.

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.000%	08/26/2021	$130,900	$11,406	$798
Pay	3-Month USD-LIBOR	3.250%	12/21/2021	500,000	50,605	3,355
Pay	3-Month USD-LIBOR	3.250%	12/21/2021	1,500,000	151,814	19,999
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	2,413,700	(839,727)	(10,993)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	1,467,000	(510,370)	(78,770)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	471,200	(130,285)	15,787
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	1,031,800	(285,288)	(43,847)

					$(1,551,845)	$(93,671)

(o)	OTC swap agreements outstanding on September 30, 2011:

Credit Default Swaps on Corporate Issues - Buy Production(1)

Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at September 30, 2011(3)	Notional Amount(4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ameren Corp.	FBF	(1.000%)	06/20/2014	1.200%	$	29,400	$146	$204	$(58)
Avnet, Inc.	DUB	(1.000%)	09/20/2016	3.211%		1,550	151	28	123
Banco Santander International	BPS	(3.000%)	03/20/2015	3.045%		17,500	6	141	(135)
Bank of America Corp.	JPM	(1.000%)	09/20/2014	4.308%		13,200	1,162	809	353
Bank of America Corp.	MYC	(1.000%)	06/20/2015	4.246%		30,000	3,154	1,907	1,247
Brunswick Corp.	BOA	(4.100%)	09/20/2013	2.493%		18,000	(585)	0	(585)
Centex Corp.	BRC	(1.000%)	06/20/2014	3.018%		31,000	1,601	1,524	77
Centex Corp.	DUB	(1.000%)	12/20/2017	4.060%		2,500	390	(9)	399
Centex Corp.	GST	(1.000%)	06/20/2014	3.018%		1,500	77	20	57
CenturyLink, Inc.	CBK	(1.000%)	06/20/2017	3.655%		9,100	1,189	732	457
Citigroup, Inc.	GST	(1.000%)	09/20/2014	4.352%		14,800	1,365	616	749
Countrywide Financial Corp.	BRC	(1.000%)	06/20/2016	5.328%		10,000	1,730	1,227	503
Countrywide Financial Corp.	GST	(1.000%)	06/20/2016	5.328%		9,500	1,643	1,203	440
CRH America, Inc.	CBK	(2.590%)	09/20/2018	3.278%		10,000	389	0	389
Deluxe Corp.	DUB	(1.000%)	12/20/2014	2.390%		6,200	264	574	(310)
Domtar Corp.	SOG	(5.000%)	09/20/2016	2.299%		31,500	(3,982)	(3,957)	(25)
DR Horton, Inc.	BPS	(1.000%)	03/20/2016	3.468%		10,000	986	783	203
DR Horton, Inc.	BPS	(1.000%)	06/20/2016	3.567%		6,000	643	440	203
DR Horton, Inc.	DUB	(1.000%)	03/20/2016	3.468%		3,700	365	374	(9)
DR Horton, Inc.	GST	(1.000%)	03/20/2014	2.570%		5,000	184	335	(151)
DR Horton, Inc.	GST	(1.000%)	09/20/2014	2.828%		3,000	154	163	(9)
DR Horton, Inc.	JPM	(1.000%)	03/20/2015	3.057%		10,000	661	538	123
Enel S.P.A.	BRC	(1.000%)	12/20/2014	3.253%		6,400	428	194	234
Erac USA Finance LLC	JPM	(2.700%)	12/20/2012	0.394%		10,000	(293)	789	(1,082)
Fosters Finance Corp.	BRC	(2.140%)	12/20/2014	0.941%		6,000	(232)	0	(232)
Frontier Communications Corp.	BRC	(5.000%)	03/20/2013	3.932%		10,000	(170)	(602)	432
GAP, Inc.	BOA	(5.000%)	06/20/2021	3.556%		27,000	(2,877)	(3,355)	478
GAP, Inc.	FBF	(1.000%)	06/20/2021	3.556%		5,000	926	858	68
GAP, Inc.	GST	(5.000%)	06/20/2021	3.556%		8,000	(852)	(940)	88
Goldman Sachs Group, Inc.	BOA	(1.000%)	06/20/2018	3.276%		4,400	549	233	316
Goldman Sachs Group, Inc.	JPM	(1.000%)	06/20/2018	3.276%		32,000	3,987	1,723	2,264
Hanson Ltd.	BPS	(1.000%)	03/20/2013	2.005%		15,000	213	68	145
Hanson Ltd.	BPS	(1.000%)	09/20/2016	3.019%		33,000	2,955	1,131	1,824
Hanson Ltd.	BPS	(1.000%)	09/20/2016	3.093%		20,000	1,852	553	1,299
Hanson Ltd.	BRC	(1.000%)	09/20/2016	3.093%		20,000	1,852	3,056	(1,204)
Health Management Associates, Inc.	BRC	(1.000%)	06/20/2016	5.498%		8,000	1,437	656	781
Health Management Associates, Inc.	BRC	(5.000%)	06/20/2016	5.498%		7,000	126	(801)	927
iStar Financial, Inc.	BRC	(0.400%)	03/20/2012	15.012%		10,000	639	0	639
iStar Financial, Inc.	MYC	(0.600%)	12/20/2013	13.796%		10,000	2,032	0	2,032
Jones Group, Inc.	DUB	(1.000%)	12/20/2014	3.250%		44,710	3,019	1,423	1,596
JPMorgan Chase & Co.	BOA	(1.000%)	03/20/2015	1.414%		20,000	270	(14)	284
KB Home	BPS	(1.000%)	06/20/2015	9.526%		5,000	1,236	465	771
KB Home	BRC	(5.000%)	06/20/2015	9.526%		12,300	1,593	(936)	2,529
KB Home	DUB	(1.000%)	03/20/2014	8.541%		3,000	483	249	234
KB Home	GST	(1.000%)	03/20/2014	8.541%		7,000	1,126	329	797
KeySpan Corp.	JPM	(0.450%)	06/20/2013	0.290%		6,900	(20)	65	(85)
Lennar Corp.	BPS	(5.000%)	03/20/2013	3.371%		9,000	(226)	(571)	345
Lennar Corp.	BPS	(5.000%)	09/20/2014	4.647%		22,000	(250)	(1,448)	1,198
Lennar Corp.	BRC	(5.000%)	06/20/2015	5.131%		11,000	28	(888)	916
Lennar Corp.	DUB	(1.000%)	03/20/2013	3.371%		6,800	228	262	(34)
Lennar Corp.	DUB	(5.000%)	06/20/2015	5.131%		5,000	13	(440)	453

Lennar Corp.	GST	(1.000%)	12/20/2011	2.512%		9,000	28	225	(197)
Lennar Corp.	GST	(1.000%)	09/20/2014	4.647%		4,500	443	483	(40)
Lennar Corp.	GST	(5.000%)	06/20/2015	5.131%		4,000	10	(235)	245
Lennar Corp.	GST	(1.000%)	06/20/2016	5.706%		4,000	733	478	255
Lexmark International, Inc.	CBK	(3.320%)	06/20/2013	1.382%		5,590	(192)	0	(192)
Lexmark International, Inc.	JPM	(1.190%)	06/20/2013	1.382%		15,880	45	0	45
Liberty Mutual Group, Inc.	BOA	(1.390%)	03/20/2014	2.471%		7,600	191	836	(645)
Manpower, Inc.	GST	(2.500%)	06/20/2013	0.729%	EUR	45,500	(1,893)	(2,684)	791
Marks & Spencer PLC	RYL	(0.950%)	12/20/2017	2.670%	$	2,200	203	400	(197)
MDC Holdings, Inc.	BOA	(1.000%)	12/20/2014	3.007%		3,000	181	0	181
MDC Holdings, Inc.	BPS	(1.250%)	12/20/2014	3.105%		9,000	498	0	498
Office Depot, Inc.	BOA	(5.000%)	09/20/2013	6.269%		10,000	214	(180)	394
Office Depot, Inc.	DUB	(5.000%)	09/20/2013	6.269%		37,000	790	524	266
Office Depot, Inc.	GST	(5.000%)	09/20/2013	6.269%		10,000	213	64	149
Office Depot, Inc.	SOG	(5.000%)	09/20/2013	6.269%		16,000	342	(849)	1,191
Packaging Corp. of America	FBF	(0.940%)	09/20/2013	0.928%		10,000	(6)	0	(6)
Pactiv Corp.	MYC	(5.000%)	06/20/2017	7.156%		9,800	889	(677)	1,566
PMI Group, Inc.	JPM	(0.460%)	09/20/2016	54.425%		9,500	6,561	0	6,561
ProLogis	CBK	(1.000%)	06/20/2012	1.517%		10,500	35	223	(188)
Pulte Group, Inc.	BPS	(1.000%)	03/20/2013	4.008%		10,250	434	180	254
Pulte Group, Inc.	BPS	(1.000%)	03/20/2014	4.847%		35,000	3,056	1,578	1,478
Pulte Group, Inc.	BRC	(5.000%)	03/20/2014	4.847%		15,400	(82)	(200)	118
Pulte Group, Inc.	BRC	(5.000%)	03/20/2015	5.509%		9,200	126	39	87
Reed Elsevier Capital, Inc.	BOA	(0.290%)	06/20/2012	0.314%		5,000	0	0	0
Rexam PLC	BRC	(1.450%)	06/20/2013	0.683%		12,500	(172)	981	(1,153)
Rexam PLC	RYL	(1.450%)	06/20/2013	0.683%		4,000	(55)	273	(328)
Rohm and Haas Co.	BOA	(0.700%)	09/20/2017	0.475%		13,425	(178)	0	(178)
Rohm and Haas Co.	BOA	(1.000%)	09/20/2017	0.479%		1,500	(45)	(16)	(29)
Rohm and Haas Co.	BPS	(1.000%)	09/20/2017	0.479%		30,000	(913)	(437)	(476)
Rohm and Haas Co.	BPS	(1.600%)	09/20/2017	0.475%		4,665	(306)	0	(306)
Rohm and Haas Co.	CBK	(0.540%)	09/20/2017	0.475%		7,000	(28)	0	(28)
Rohm and Haas Co.	MYC	(1.000%)	09/20/2017	0.479%		17,000	(517)	(527)	10
RPM International, Inc.	BOA	(1.030%)	03/20/2018	2.462%		9,000	735	399	336
RPM International, Inc.	BRC	(1.460%)	03/20/2018	2.462%		2,800	159	0	159
RPM International, Inc.	GST	(1.000%)	03/20/2018	2.375%		15,000	1,180	219	961
RR Donnelley & Sons Co.	BOA	(5.000%)	09/20/2016	7.792%		17,300	1,795	(1,598)	3,393
RR Donnelley & Sons Co.	DUB	(1.000%)	03/20/2012	4.167%		42,000	609	(84)	693
RR Donnelley & Sons Co.	DUB	(1.000%)	06/20/2014	6.483%		800	105	34	71
RR Donnelley & Sons Co.	DUB	(3.250%)	03/20/2017	8.184%		5,400	1,053	0	1,053
RR Donnelley & Sons Co.	GST	(1.000%)	09/20/2016	7.792%		7,700	1,973	962	1,011
Ryland Group, Inc.	BPS	(5.000%)	06/20/2020	6.311%		9,000	650	(1,621)	2,271
Seagate Technology HDD Holdings	GST	(1.000%)	12/20/2011	2.596%		20,800	66	198	(132)
Seagate Technology HDD Holdings	JPM	(2.250%)	12/20/2011	2.596%		11,100	0	735	(735)
Sealed Air Corp.	BOA	(1.060%)	09/20/2013	1.683%		9,250	109	517	(408)
Tate & Lyle International Finance PLC	BRC	(1.250%)	12/20/2014	0.749%		12,000	(197)	0	(197)
Telefonica Emisiones S.A.U.	CBK	(1.000%)	06/20/2016	3.707%		5,000	552	300	252
Telefonica Emisiones S.A.U.	CBK	(1.000%)	09/20/2017	3.688%		10,000	1,322	730	592
Toll Brothers Finance Corp.	BOA	(1.000%)	12/20/2019	3.147%		7,000	993	251	742
Toll Brothers Finance Corp.	BPS	(1.000%)	06/20/2015	2.193%		10,000	416	262	154
Toll Brothers Finance Corp.	DUB	(1.000%)	12/20/2019	3.147%		3,000	425	262	163
Toll Brothers Finance Corp.	MYC	(1.390%)	09/20/2013	1.634%		9,800	41	0	41
Universal Corp.	DUB	(1.000%)	12/20/2014	1.931%		33,000	938	580	358
UST LLC	BRC	(0.700%)	03/20/2018	0.421%		24,000	(422)	0	(422)
UST LLC	CBK	(1.000%)	03/20/2018	0.411%		2,500	(92)	(133)	41
UST LLC	DUB	(1.000%)	03/20/2018	0.411%		1,500	(55)	(74)	19
VTB Bank OJSC Via VTB Capital S.A.	BRC	(2.150%)	05/20/2013	3.850%		15,000	284	6,476	(6,192)
Wesfarmers Ltd.	BRC	(2.235%)	06/20/2013	0.927%		25,000	(580)	373	(953)
Wesfarmers Ltd.	GST	(2.510%)	06/20/2013	0.927%		23,200	(651)	0	(651)

							$53,778	$18,978	$34,800

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues- Sell Protection(2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at September 30, 2011(3)	Notional Amount(4)		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CBK	1.000%	03/20/2021	4.540%	$	2,000	$(471)	$(173)	$(298)
Alcoa, Inc.	GST	1.000%	03/20/2018	4.269%		12,200	(2,100)	(721)	(1,379)
Alcoa, Inc.	JPM	1.000%	03/20/2018	4.269%		7,900	(1,360)	(445)	(915)
Ally Financial, Inc.	BRC	5.000%	09/20/2012	6.856%		10,000	(153)	(103)	(50)
Ally Financial, Inc.	DUB	5.000%	09/20/2012	6.856%		9,600	(147)	(91)	(56)
American International Group, Inc.	BOA	5.000%	12/20/2011	2.574%		31,000	224	(930)	1,154
American International Group, Inc.	DUB	5.000%	12/20/2011	2.574%		10,500	76	(315)	391
American International Group, Inc.	UAG	5.000%	12/20/2011	2.574%		10,000	72	(700)	772
Australia Government Bond	DUB	1.000%	03/20/2015	0.763%		71,200	602	1,367	(765)
Australia Government Bond	DUB	1.000%	03/20/2016	0.903%		78,800	361	1,773	(1,412)
Australia Government Bond	DUB	1.000%	09/20/2016	0.973%		24,100	40	209	(169)
Australia Government Bond	GST	1.000%	06/20/2016	0.940%		7,400	23	178	(155)
Australia Government Bond	GST	1.000%	09/20/2016	0.973%		24,100	40	221	(181)
Australia Government Bond	JPM	1.000%	06/20/2016	0.940%		25,000	78	570	(492)
Australia Government Bond	JPM	1.000%	09/20/2016	0.973%		22,500	37	411	(374)
Australia Government Bond	MYC	1.000%	06/20/2016	0.940%		22,000	68	525	(457)
Australia Government Bond	RYL	1.000%	06/20/2015	0.800%		14,200	109	385	(276)
Australia Government Bond	UAG	1.000%	03/20/2015	0.763%		50,000	422	693	(271)
Australia Government Bond	UAG	1.000%	06/20/2015	0.800%		900	7	24	(17)
Australia Government Bond	UAG	1.000%	09/20/2016	0.973%		8,100	13	148	(135)
Bank of America Corp.	BRC	1.000%	12/20/2011	4.528%		9,100	(68)	(21)	(47)
Bank of America Corp.	JPM	1.000%	09/20/2012	4.591%		900	(31)	(38)	7
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	2.189%		162,200	(6,281)	(2,827)	(3,454)
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	2.326%		20,000	(1,031)	(298)	(733)
Berkshire Hathaway Finance Corp.	BPS	1.000%	03/20/2015	2.189%		25,000	(968)	(468)	(500)
Berkshire Hathaway Finance Corp.	BRC	1.012%	09/20/2013	1.847%		20,000	(316)	0	(316)
Berkshire Hathaway Finance Corp.	BRC	1.000%	03/20/2015	2.189%		65,000	(2,517)	(1,169)	(1,348)
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2015	2.189%		25,000	(968)	(434)	(534)
Berkshire Hathaway Finance Corp.	CBK	1.000%	03/20/2016	2.372%		22,400	(1,258)	(253)	(1,005)
Berkshire Hathaway Finance Corp.	CBK	1.000%	06/20/2020	2.675%		4,400	(513)	(184)	(329)
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	2.130%		25,000	(860)	(495)	(365)
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	2.189%		65,000	(2,517)	(932)	(1,585)
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2015	2.189%		111,400	(4,314)	(1,718)	(2,596)
Berkshire Hathaway Finance Corp.	GST	1.000%	06/20/2015	2.241%		30,000	(1,293)	(962)	(331)
Berkshire Hathaway Finance Corp.	GST	1.000%	12/20/2015	2.326%		60,000	(3,094)	(1,275)	(1,819)
Berkshire Hathaway Finance Corp.	GST	1.000%	03/20/2021	2.698%		25,000	(3,126)	(863)	(2,263)
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	2.241%		20,000	(862)	(816)	(46)
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	2.326%		15,000	(773)	(463)	(310)
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	2.698%		5,900	(737)	(237)	(500)
Berkshire Hathaway Finance Corp.	MYC	1.000%	03/20/2015	2.189%		77,000	(2,982)	(1,445)	(1,537)
Berkshire Hathaway Finance Corp.	UAG	1.000%	03/20/2015	2.189%		3,300	(128)	(60)	(68)
Brazil Government International Bond	BOA	1.710%	05/20/2013	1.177%		15,000	228	0	228
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.786%		34,600	(1,026)	(407)	(619)
Brazil Government International Bond	BOA	1.950%	04/20/2016	1.901%		300	3	0	3
Brazil Government International Bond	BOA	1.000%	06/20/2016	1.931%		25,000	(1,030)	(72)	(958)
Brazil Government International Bond	BOA	1.000%	03/20/2021	2.309%		7,800	(804)	(355)	(449)
Brazil Government International Bond	BOA	1.000%	09/20/2021	2.328%		15,000	(1,630)	(951)	(679)
Brazil Government International Bond	BRC	0.980%	01/20/2012	0.734%		15,000	42	0	42
Brazil Government International Bond	BRC	1.620%	03/20/2013	1.088%		20,900	176	0	176
Brazil Government International Bond	BRC	1.000%	03/20/2015	1.693%		75,000	(1,722)	(1,413)	(309)
Brazil Government International Bond	BRC	1.000%	06/20/2015	1.743%		127,100	(3,346)	(1,967)	(1,379)
Brazil Government International Bond	BRC	1.000%	09/20/2015	1.786%		240,700	(7,134)	(2,853)	(4,281)
Brazil Government International Bond	BRC	1.000%	12/20/2015	1.824%		105,000	(3,452)	(514)	(2,938)
Brazil Government International Bond	BRC	1.000%	03/20/2016	1.880%		64,790	(2,401)	(514)	(1,887)
Brazil Government International Bond	BRC	1.000%	06/20/2016	1.931%		25,000	(1,030)	(60)	(970)
Brazil Government International Bond	BRC	1.000%	09/20/2016	1.976%		25,000	(1,132)	(719)	(413)
Brazil Government International Bond	BRC	1.000%	12/20/2016	2.017%		25,000	(1,232)	(871)	(361)
Brazil Government International Bond	CBK	1.000%	09/20/2015	1.786%		21,000	(623)	(330)	(293)
Brazil Government International Bond	CBK	1.000%	03/20/2016	1.880%		119,600	(4,431)	(943)	(3,488)
Brazil Government International Bond	CBK	1.000%	12/20/2016	2.017%		25,000	(1,232)	(871)	(361)
Brazil Government International Bond	CBK	1.000%	03/20/2021	2.309%		10,100	(1,041)	(448)	(593)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.734%		7,500	21	0	21
Brazil Government International Bond	DUB	1.000%	06/20/2015	1.743%		61,800	(1,626)	(873)	(753)
Brazil Government International Bond	DUB	1.000%	09/20/2015	1.786%		110,000	(3,261)	(1,220)	(2,041)
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.824%		75,000	(2,466)	(494)	(1,972)
Brazil Government International Bond	DUB	1.000%	06/20/2016	1.931%		100,000	(4,120)	(168)	(3,952)
Brazil Government International Bond	DUB	1.000%	12/20/2016	2.017%		25,000	(1,232)	(883)	(349)
Brazil Government International Bond	DUB	1.000%	06/20/2020	2.275%		50,000	(4,722)	(1,656)	(3,066)
Brazil Government International Bond	FBF	1.000%	09/20/2015	1.786%		70,000	(2,075)	(777)	(1,298)

Brazil Government International Bond	FBF	2.090%	05/20/2016	1.917%	10,000	155	0	155
Brazil Government International Bond	FBF	1.000%	06/20/2020	2.275%	25,000	(2,361)	(789)	(1,572)
Brazil Government International Bond	GST	1.000%	03/20/2015	1.693%	100,000	(2,297)	(1,931)	(366)
Brazil Government International Bond	GST	1.000%	06/20/2015	1.743%	30,800	(811)	(414)	(397)
Brazil Government International Bond	GST	1.000%	09/20/2016	1.976%	47,500	(2,151)	(289)	(1,862)
Brazil Government International Bond	HUS	1.000%	06/20/2015	1.743%	247,900	(6,526)	(3,142)	(3,384)
Brazil Government International Bond	HUS	1.000%	09/20/2015	1.786%	130,500	(3,869)	(1,332)	(2,537)
Brazil Government International Bond	HUS	1.000%	12/20/2015	1.824%	100,000	(3,288)	(756)	(2,532)
Brazil Government International Bond	HUS	1.000%	03/20/2016	1.880%	66,000	(2,445)	(523)	(1,922)
Brazil Government International Bond	HUS	1.000%	06/20/2020	2.275%	110,000	(10,387)	(3,489)	(6,898)
Brazil Government International Bond	JPM	1.000%	03/20/2015	1.693%	25,000	(574)	(506)	(68)
Brazil Government International Bond	JPM	1.000%	06/20/2015	1.743%	40,000	(1,053)	(420)	(633)
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.786%	107,000	(3,172)	(1,219)	(1,953)
Brazil Government International Bond	JPM	1.000%	06/20/2016	1.931%	50,000	(2,060)	(84)	(1,976)
Brazil Government International Bond	JPM	1.000%	09/20/2016	1.976%	99,000	(4,484)	(1,137)	(3,347)
Brazil Government International Bond	JPM	1.000%	06/20/2020	2.275%	25,000	(2,361)	(789)	(1,572)
Brazil Government International Bond	MYC	1.140%	11/20/2011	0.733%	50,000	244	0	244
Brazil Government International Bond	MYC	1.660%	03/20/2013	1.088%	47,000	423	0	423
Brazil Government International Bond	MYC	1.770%	09/20/2014	1.590%	15,000	88	0	88
Brazil Government International Bond	MYC	1.000%	06/20/2015	1.743%	31,500	(829)	(305)	(524)
Brazil Government International Bond	MYC	1.000%	09/20/2015	1.786%	25,000	(741)	(157)	(584)
Brazil Government International Bond	MYC	1.000%	12/20/2015	1.824%	100,000	(3,288)	(806)	(2,482)
Brazil Government International Bond	MYC	1.000%	03/20/2016	1.880%	75,000	(2,779)	(608)	(2,171)
Brazil Government International Bond	MYC	1.000%	12/20/2016	2.017%	25,000	(1,232)	(883)	(349)
Brazil Government International Bond	MYC	1.520%	01/20/2017	2.030%	6,000	(132)	0	(132)
Brazil Government International Bond	RYL	1.000%	03/20/2015	1.693%	50,000	(1,149)	(989)	(160)
Brazil Government International Bond	UAG	1.000%	09/20/2015	1.786%	27,600	(818)	(261)	(557)
Brazil Government International Bond	UAG	1.000%	03/20/2016	1.880%	50,000	(1,853)	(481)	(1,372)
California State General Obligation Bonds, Series 2003	BOA	2.530%	03/20/2021	2.392%	25,000	260	0	260
California State General Obligation Bonds, Series 2003	CBK	2.100%	03/20/2021	2.392%	20,000	(384)	0	(384)
California State General Obligation Bonds, Series 2003	MYC	2.650%	12/20/2020	2.539%	25,000	178	0	178
California State General Obligation Notes, Series 2005	GST	0.610%	03/20/2018	2.346%	25,000	(2,304)	0	(2,304)
Canada Government Bond	GST	1.000%	03/20/2015	0.465%	10,000	188	243	(55)
Canadian Natural Resources Ltd.	FBF	1.000%	06/20/2017	1.774%	590	(24)	(23)	(1)
Chesapeake Energy Corp.	JPM	5.000%	03/20/2021	4.593%	5,900	171	760	(589)
China Development Bank Corp.	BRC	1.000%	06/20/2016	3.407%	20,000	(2,003)	(97)	(1,906)
China Development Bank Corp.	JPM	1.000%	06/20/2016	3.407%	15,000	(1,502)	(131)	(1,371)
China Development Bank Corp.	MYC	1.000%	06/20/2016	3.407%	50,000	(5,006)	(326)	(4,680)
China Government International Bond	BOA	0.780%	12/20/2014	1.654%	50,000	(1,347)	0	(1,347)
China Government International Bond	BOA	1.000%	06/20/2015	1.755%	126,600	(3,359)	1,811	(5,170)
China Government International Bond	BOA	1.000%	09/20/2015	1.796%	50,000	(1,488)	402	(1,890)
China Government International Bond	BOA	1.000%	12/20/2015	1.832%	25,000	(823)	362	(1,185)
China Government International Bond	BOA	1.000%	03/20/2016	1.877%	50,000	(1,829)	606	(2,435)
China Government International Bond	BPS	1.000%	06/20/2015	1.755%	25,000	(663)	384	(1,047)
China Government International Bond	BPS	1.000%	09/20/2015	1.796%	15,000	(446)	94	(540)
China Government International Bond	BPS	1.000%	03/20/2016	1.877%	42,000	(1,536)	509	(2,045)
China Government International Bond	BPS	1.000%	06/20/2016	1.918%	25,000	(1,006)	238	(1,244)
China Government International Bond	BRC	1.000%	03/20/2015	1.708%	50,000	(1,162)	520	(1,682)
China Government International Bond	BRC	1.000%	06/20/2015	1.755%	50,000	(1,326)	817	(2,143)
China Government International Bond	BRC	1.000%	12/20/2015	1.832%	75,000	(2,468)	1,074	(3,542)
China Government International Bond	BRC	1.000%	03/20/2016	1.877%	73,600	(2,692)	898	(3,590)
China Government International Bond	BRC	1.000%	06/20/2016	1.918%	146,900	(5,909)	1,613	(7,522)
China Government International Bond	BRC	1.000%	09/20/2016	1.954%	35,000	(1,534)	52	(1,586)
China Government International Bond	CBK	1.000%	06/20/2015	1.755%	24,900	(661)	388	(1,049)
China Government International Bond	CBK	1.000%	06/20/2016	1.918%	83,500	(3,359)	1,034	(4,393)
China Government International Bond	CBK	1.000%	09/20/2016	1.954%	50,000	(2,191)	235	(2,426)
China Government International Bond	CBK	1.000%	12/20/2016	1.987%	35,000	(1,656)	(618)	(1,038)
China Government International Bond	DUB	1.000%	03/20/2015	1.708%	30,000	(697)	312	(1,009)
China Government International Bond	DUB	1.000%	12/20/2015	1.832%	25,000	(823)	349	(1,172)
China Government International Bond	DUB	1.000%	03/20/2016	1.877%	30,000	(1,097)	364	(1,461)
China Government International Bond	DUB	1.000%	06/20/2016	1.918%	40,200	(1,617)	421	(2,038)
China Government International Bond	DUB	1.000%	09/20/2016	1.954%	55,100	(2,415)	304	(2,719)
China Government International Bond	FBF	1.000%	03/20/2015	1.708%	85,000	(1,977)	410	(2,387)
China Government International Bond	FBF	1.000%	06/20/2015	1.755%	25,000	(663)	136	(799)
China Government International Bond	FBF	1.000%	12/20/2016	1.987%	21,400	(988)	(995)	7
China Government International Bond	GST	1.000%	09/20/2015	1.796%	25,000	(744)	182	(926)
China Government International Bond	GST	1.000%	09/20/2016	1.954%	20,600	(903)	110	(1,013)
China Government International Bond	JPM	1.000%	03/20/2015	1.708%	35,000	(814)	157	(971)
China Government International Bond	JPM	1.000%	06/20/2015	1.755%	60,000	(1,592)	494	(2,086)
China Government International Bond	JPM	1.000%	09/20/2015	1.796%	10,000	(298)	62	(360)
China Government International Bond	JPM	1.000%	12/20/2015	1.832%	25,000	(823)	349	(1,172)
China Government International Bond	JPM	1.000%	03/20/2016	1.877%	50,000	(1,829)	594	(2,423)
China Government International Bond	JPM	1.000%	06/20/2016	1.918%	75,000	(3,017)	765	(3,782)
China Government International Bond	JPM	1.000%	09/20/2016	1.954%	93,500	(4,097)	516	(4,613)

China Government International Bond	JPM	1.000%	12/20/2016	1.987%	49,500	(2,350)	(1,591)	(759)
China Government International Bond	MYC	1.000%	03/20/2015	1.708%	100,000	(2,325)	463	(2,788)
China Government International Bond	MYC	1.000%	12/20/2015	1.832%	50,000	(1,645)	712	(2,357)
China Government International Bond	MYC	1.000%	06/20/2016	1.918%	25,000	(1,005)	276	(1,281)
China Government International Bond	MYC	1.000%	09/20/2016	1.954%	74,300	(3,256)	416	(3,672)
China Government International Bond	MYC	1.000%	12/20/2016	1.987%	30,800	(1,444)	(1,453)	9
China Government International Bond	RYL	1.000%	03/20/2015	1.708%	20,000	(465)	198	(663)
China Government International Bond	RYL	1.000%	06/20/2015	1.755%	104,600	(2,775)	1,382	(4,157)
China Government International Bond	RYL	1.000%	12/20/2015	1.832%	25,000	(823)	362	(1,185)
China Government International Bond	RYL	1.000%	09/20/2016	1.954%	67,200	(2,945)	(8)	(2,937)
China Government International Bond	RYL	1.000%	12/20/2016	1.987%	51,700	(2,459)	(1,971)	(488)
China Government International Bond	UAG	1.000%	03/20/2015	1.708%	25,000	(581)	119	(700)
China Government International Bond	UAG	1.000%	06/20/2015	1.755%	25,000	(663)	396	(1,059)
China Government International Bond	UAG	1.000%	09/20/2015	1.796%	25,000	(744)	219	(963)
China Government International Bond	UAG	1.000%	09/20/2016	1.954%	31,900	(1,397)	(89)	(1,308)
China Government International Bond	UAG	1.000%	12/20/2016	1.987%	46,400	(2,203)	(1,425)	(778)
Citigroup, Inc.	JPM	1.000%	09/20/2012	2.751%	5,300	(87)	(29)	(58)
Dell, Inc.	BRC	1.000%	09/20/2013	0.925%	14,100	25	74	(49)
Dell, Inc.	CBK	1.000%	09/20/2013	0.925%	19,400	36	111	(75)
Dell, Inc.	GST	1.000%	06/20/2018	1.875%	3,800	(199)	(64)	(135)
Egypt Government International Bond	BPS	1.000%	06/20/2016	4.631%	10,000	(1,492)	(1,022)	(470)
Egypt Government International Bond	CBK	1.000%	03/20/2016	4.574%	28,000	(3,932)	(3,261)	(671)
Egypt Government International Bond	DUB	1.000%	03/20/2016	4.574%	5,000	(702)	(686)	(16)
Egypt Government International Bond	DUB	1.000%	06/20/2016	4.631%	30,000	(4,477)	(2,843)	(1,634)
Egypt Government International Bond	MYC	1.000%	03/20/2016	4.574%	70,000	(9,829)	(8,209)	(1,620)
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	12/20/2014	0.952%	6,000	11	(154)	165
Emirate of Abu Dhabi Government International Bond	CBK	1.000%	03/20/2016	1.152%	9,500	(59)	(29)	(30)
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	12/20/2014	0.952%	5,000	9	(185)	194
Emirate of Abu Dhabi Government International Bond	DUB	1.000%	03/20/2016	1.152%	5,500	(34)	(42)	8
Emirate of Abu Dhabi Government International Bond	FBF	1.000%	12/20/2014	0.952%	6,000	11	(154)	165
Emirate of Abu Dhabi Government International Bond	GST	1.000%	12/20/2014	0.952%	16,000	31	(453)	484
Emirate of Abu Dhabi Government International Bond	HUS	1.000%	03/20/2016	1.152%	2,000	(12)	(17)	5
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2014	0.952%	5,000	9	(185)	194
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	12/20/2015	1.111%	25,000	(105)	(161)	56
Emirate of Abu Dhabi Government International Bond	JPM	1.000%	03/20/2016	1.152%	5,000	(31)	(2)	(29)
Emirate of Abu Dhabi Government International Bond	MYC	1.000%	12/20/2015	1.111%	25,000	(105)	(161)	56
Emirate of Abu Dhabi Government International Bond	RYL	1.000%	03/20/2016	1.152%	5,000	(31)	(7)	(24)
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	12/20/2014	0.952%	17,000	32	(460)	492
Emirate of Abu Dhabi Government International Bond	UAG	1.000%	03/20/2016	1.152%	5,000	(31)	(5)	(26)
Export-Import Bank of China	BPS	1.000%	06/20/2016	2.994%	15,000	(1,259)	(141)	(1,118)
Export-Import Bank of China	BRC	1.000%	06/20/2016	2.994%	30,000	(2,519)	(266)	(2,253)
Export-Import Bank of China	CBK	1.000%	06/20/2016	2.994%	10,000	(840)	(97)	(743)
Export-Import Bank of China	DUB	1.000%	06/20/2016	2.994%	10,000	(839)	(48)	(791)
Export-Import Bank of China	FBF	1.000%	06/20/2016	2.994%	5,000	(420)	(44)	(376)
Export-Import Bank of China	GST	1.000%	06/20/2016	2.994%	20,000	(1,680)	(184)	(1,496)
Export-Import Bank of China	HUS	1.000%	06/20/2016	2.994%	10,000	(840)	(53)	(787)
Export-Import Bank of China	JPM	1.000%	06/20/2016	2.994%	25,000	(2,099)	(193)	(1,906)
Export-Import Bank of China	MYC	1.000%	06/20/2016	2.994%	40,000	(3,359)	(232)	(3,127)
Florida State Board of Education General Obligation Notes, Series 2005	CBK	0.470%	03/20/2018	1.253%	10,000	(423)	0	(423)
France Government Bond	BOA	0.250%	12/20/2015	1.713%	32,100	(1,874)	(872)	(1,002)
France Government Bond	BOA	0.250%	03/20/2016	1.755%	116,200	(7,346)	(4,571)	(2,775)
France Government Bond	BOA	0.250%	09/20/2016	1.825%	15,000	(1,091)	(905)	(186)
France Government Bond	BRC	0.250%	03/20/2016	1.755%	224,000	(14,161)	(8,323)	(5,838)
France Government Bond	BRC	0.250%	09/20/2016	1.825%	35,400	(2,576)	(2,165)	(411)
France Government Bond	CBK	0.250%	06/20/2015	1.645%	79,600	(3,949)	(1,590)	(2,359)
France Government Bond	CBK	0.250%	12/20/2015	1.713%	10,500	(613)	(286)	(327)
France Government Bond	CBK	0.250%	03/20/2016	1.755%	40,000	(2,528)	(1,487)	(1,041)
France Government Bond	CBK	0.250%	06/20/2016	1.792%	120,400	(8,190)	(5,198)	(2,992)
France Government Bond	CBK	0.250%	09/20/2016	1.825%	139,500	(10,149)	(6,474)	(3,675)
France Government Bond	DUB	0.250%	06/20/2015	1.645%	9,900	(491)	(182)	(309)
France Government Bond	DUB	0.250%	12/20/2015	1.713%	150,000	(8,757)	(4,004)	(4,753)
France Government Bond	DUB	0.250%	03/20/2016	1.755%	96,200	(6,082)	(3,894)	(2,188)
France Government Bond	DUB	0.250%	06/20/2016	1.792%	50,000	(3,401)	(1,153)	(2,248)
France Government Bond	GST	0.250%	03/20/2016	1.755%	100,000	(6,322)	(3,719)	(2,603)
France Government Bond	GST	0.250%	09/20/2016	1.825%	113,500	(8,258)	(5,910)	(2,348)
France Government Bond	HUS	0.250%	09/20/2016	1.825%	75,400	(5,486)	(3,715)	(1,771)
France Government Bond	JPM	0.250%	12/20/2015	1.713%	50,000	(2,919)	(1,393)	(1,526)
France Government Bond	JPM	0.250%	03/20/2016	1.755%	50,000	(3,161)	(1,998)	(1,163)
France Government Bond	MYC	0.250%	03/20/2016	1.755%	18,100	(1,144)	(616)	(528)
France Government Bond	MYC	0.250%	06/20/2016	1.792%	90,100	(6,129)	(3,950)	(2,179)
France Government Bond	MYC	0.250%	09/20/2016	1.825%	38,600	(2,809)	(1,823)	(986)
France Government Bond	RYL	0.250%	12/20/2015	1.713%	83,300	(4,863)	(1,778)	(3,085)
France Government Bond	RYL	0.250%	03/20/2016	1.755%	18,900	(1,195)	(635)	(560)
France Government Bond	UAG	0.250%	09/20/2015	1.682%	15,400	(832)	(408)	(424)

France Government Bond	UAG	0.250%	03/20/2016	1.755%	202,300	(12,789)	(8,185)	(4,604)
France Government Bond	UAG	0.250%	09/20/2016	1.825%	143,900	(10,470)	(6,324)	(4,146)
France Telecom S.A.	BRC	1.000%	06/20/2016	1.385%	25,000	(422)	358	(780)
Gazprom Via Gaz Capital S.A.	MYC	0.870%	11/20/2011	2.276%	50,000	65	0	65
General Electric Capital Corp.	BOA	1.000%	03/20/2012	2.043%	100,000	(457)	(2,105)	1,648
General Electric Capital Corp.	BOA	5.000%	06/20/2012	2.044%	25,000	579	332	247
General Electric Capital Corp.	BOA	1.000%	09/20/2013	2.750%	10,000	(331)	54	(385)
General Electric Capital Corp.	BOA	5.000%	06/20/2014	2.878%	120,500	6,801	4,012	2,789
General Electric Capital Corp.	BOA	1.000%	12/20/2014	2.933%	25,000	(1,442)	(1,123)	(319)
General Electric Capital Corp.	BOA	1.000%	12/20/2015	3.003%	76,000	(5,777)	(2,477)	(3,300)
General Electric Capital Corp.	BOA	1.000%	03/20/2016	3.026%	112,900	(9,119)	(1,444)	(7,675)
General Electric Capital Corp.	BOA	1.000%	06/20/2016	3.046%	4,900	(419)	(73)	(346)
General Electric Capital Corp.	BPS	1.000%	03/20/2012	2.043%	25,000	(114)	(498)	384
General Electric Capital Corp.	BPS	1.000%	09/20/2012	2.321%	5,000	(62)	(60)	(2)
General Electric Capital Corp.	BPS	4.700%	12/20/2013	2.882%	7,300	295	0	295
General Electric Capital Corp.	BPS	1.000%	12/20/2014	2.933%	34,400	(1,984)	(1,730)	(254)
General Electric Capital Corp.	BPS	1.000%	12/20/2015	3.003%	50,000	(3,801)	(1,903)	(1,898)
General Electric Capital Corp.	BPS	1.000%	03/20/2016	3.026%	25,000	(2,019)	(359)	(1,660)
General Electric Capital Corp.	BRC	5.000%	06/20/2012	2.044%	22,300	516	459	57
General Electric Capital Corp.	BRC	0.640%	12/20/2012	2.549%	33,800	(771)	0	(771)
General Electric Capital Corp.	BRC	1.000%	12/20/2012	2.483%	20,600	(361)	(222)	(139)
General Electric Capital Corp.	BRC	0.910%	03/20/2013	2.673%	50,000	(1,253)	0	(1,253)
General Electric Capital Corp.	BRC	1.580%	03/20/2013	2.673%	25,000	(379)	0	(379)
General Electric Capital Corp.	BRC	1.280%	06/20/2013	2.763%	40,000	(975)	0	(975)
General Electric Capital Corp.	BRC	4.050%	12/20/2013	2.882%	25,000	659	0	659
General Electric Capital Corp.	BRC	4.800%	12/20/2013	2.882%	30,000	1,278	0	1,278
General Electric Capital Corp.	BRC	5.000%	06/20/2014	2.878%	20,000	1,129	560	569
General Electric Capital Corp.	BRC	1.000%	12/20/2014	2.933%	50,000	(2,884)	(2,557)	(327)
General Electric Capital Corp.	BRC	1.000%	12/20/2015	3.003%	35,000	(2,661)	(683)	(1,978)
General Electric Capital Corp.	CBK	1.000%	06/20/2013	2.686%	21,100	(588)	(523)	(65)
General Electric Capital Corp.	CBK	4.000%	12/20/2013	2.882%	17,300	437	0	437
General Electric Capital Corp.	CBK	4.325%	12/20/2013	2.882%	57,300	1,852	0	1,852
General Electric Capital Corp.	CBK	4.800%	12/20/2013	2.882%	50,000	2,130	0	2,130
General Electric Capital Corp.	CBK	4.875%	12/20/2013	2.882%	46,900	2,075	0	2,075
General Electric Capital Corp.	CBK	3.800%	03/20/2014	2.929%	30,000	655	0	655
General Electric Capital Corp.	CBK	3.820%	03/20/2014	2.929%	50,000	1,116	0	1,116
General Electric Capital Corp.	CBK	3.850%	03/20/2014	2.929%	25,900	597	0	597
General Electric Capital Corp.	CBK	3.950%	03/20/2014	2.929%	15,000	381	0	381
General Electric Capital Corp.	CBK	4.000%	03/20/2014	2.929%	50,000	1,331	0	1,331
General Electric Capital Corp.	CBK	5.000%	09/20/2014	2.908%	50,000	3,011	1,187	1,824
General Electric Capital Corp.	CBK	1.000%	12/20/2014	2.933%	25,000	(1,442)	(1,123)	(319)
General Electric Capital Corp.	CBK	1.000%	09/20/2015	2.989%	25,000	(1,789)	(876)	(913)
General Electric Capital Corp.	CBK	1.000%	03/20/2016	3.026%	25,000	(2,019)	(190)	(1,829)
General Electric Capital Corp.	DUB	5.000%	06/20/2013	2.686%	55,000	2,232	1,269	963
General Electric Capital Corp.	DUB	5.000%	09/20/2013	2.750%	30,000	1,342	634	708
General Electric Capital Corp.	DUB	4.300%	12/20/2013	2.882%	24,700	785	0	785
General Electric Capital Corp.	DUB	4.800%	12/20/2013	2.882%	20,000	852	0	852
General Electric Capital Corp.	DUB	4.900%	12/20/2013	2.882%	34,100	1,527	0	1,527
General Electric Capital Corp.	DUB	4.000%	03/20/2014	2.929%	10,000	266	0	266
General Electric Capital Corp.	DUB	4.050%	03/20/2014	2.929%	25,000	695	0	695
General Electric Capital Corp.	DUB	5.000%	06/20/2014	2.878%	49,800	2,811	1,615	1,196
General Electric Capital Corp.	DUB	1.000%	09/20/2015	2.989%	110,000	(7,873)	(4,219)	(3,654)
General Electric Capital Corp.	DUB	1.000%	12/20/2015	3.003%	90,000	(6,842)	(3,099)	(3,743)
General Electric Capital Corp.	DUB	1.000%	03/20/2016	3.026%	37,100	(2,996)	(2,466)	(530)
General Electric Capital Corp.	GST	1.000%	03/20/2012	2.043%	450,000	(2,058)	(9,525)	7,467
General Electric Capital Corp.	GST	1.280%	06/20/2013	2.763%	10,000	(244)	0	(244)
General Electric Capital Corp.	JPM	1.000%	06/20/2012	2.044%	11,800	(85)	(223)	138
General Electric Capital Corp.	JPM	1.000%	03/20/2014	2.842%	10,000	(430)	(263)	(167)
General Electric Capital Corp.	JPM	1.000%	12/20/2014	2.933%	75,000	(4,326)	(3,867)	(459)
General Electric Capital Corp.	JPM	1.000%	09/20/2015	2.989%	15,000	(1,074)	(526)	(548)
General Electric Capital Corp.	JPM	1.000%	12/20/2015	3.003%	125,000	(9,502)	(3,121)	(6,381)
General Electric Capital Corp.	JPM	0.280%	03/20/2016	3.135%	10,000	(1,138)	0	(1,138)
General Electric Capital Corp.	MYC	1.000%	09/20/2013	2.750%	65,000	(2,146)	349	(2,495)
General Electric Capital Corp.	MYC	1.000%	12/20/2014	2.933%	50,000	(2,884)	(2,368)	(516)
General Electric Capital Corp.	MYC	1.000%	09/20/2015	2.989%	85,000	(6,084)	(3,104)	(2,980)
General Electric Capital Corp.	MYC	1.000%	12/20/2015	3.003%	10,000	(760)	(172)	(588)
General Electric Capital Corp.	MYC	1.000%	06/20/2016	3.046%	50,900	(4,351)	(255)	(4,096)
General Electric Capital Corp.	MYC	1.000%	03/20/2017	3.081%	2,900	(285)	(246)	(39)
General Electric Capital Corp.	MYC	1.000%	06/20/2018	3.083%	6,700	(775)	(676)	(99)
General Electric Capital Corp.	UAG	1.000%	03/20/2012	2.043%	100,000	(458)	(2,045)	1,587
General Electric Capital Corp.	UAG	1.000%	12/20/2014	2.933%	65,000	(3,749)	(3,362)	(387)
Illinois State General Obligation Bonds, Series 2006	CBK	2.420%	03/20/2021	2.739%	7,500	(136)	0	(136)
Indonesia Government International Bond	BOA	1.000%	09/20/2015	2.721%	15,000	(949)	(435)	(514)
Indonesia Government International Bond	BOA	1.000%	12/20/2015	2.783%	50,000	(3,456)	(660)	(2,796)

Indonesia Government International Bond	BPS	1.000%	09/20/2015	2.721%	35,000	(2,212)	(951)	(1,261)
Indonesia Government International Bond	BPS	1.000%	03/20/2016	2.852%	10,000	(754)	(149)	(605)
Indonesia Government International Bond	BRC	1.000%	09/20/2015	2.721%	45,000	(2,844)	(1,437)	(1,407)
Indonesia Government International Bond	BRC	1.000%	12/20/2015	2.783%	60,000	(4,146)	(891)	(3,255)
Indonesia Government International Bond	BRC	1.000%	03/20/2016	2.852%	10,000	(754)	(149)	(605)
Indonesia Government International Bond	BRC	1.000%	06/20/2021	3.372%	10,000	(1,749)	(671)	(1,078)
Indonesia Government International Bond	CBK	1.000%	09/20/2015	2.721%	12,100	(765)	(274)	(491)
Indonesia Government International Bond	CBK	1.000%	12/20/2015	2.783%	15,000	(1,037)	(218)	(819)
Indonesia Government International Bond	CBK	1.000%	06/20/2016	2.914%	5,000	(409)	(95)	(314)
Indonesia Government International Bond	DUB	1.000%	09/20/2015	2.721%	25,000	(1,580)	(619)	(961)
Indonesia Government International Bond	DUB	1.000%	12/20/2015	2.783%	15,000	(1,037)	(211)	(826)
Indonesia Government International Bond	FBF	1.000%	09/20/2015	2.721%	10,000	(632)	(218)	(414)
Indonesia Government International Bond	FBF	1.000%	12/20/2015	2.783%	20,000	(1,382)	(318)	(1,064)
Indonesia Government International Bond	FBF	1.000%	03/20/2016	2.852%	21,900	(1,653)	(496)	(1,157)
Indonesia Government International Bond	FBF	1.000%	06/20/2021	3.372%	25,000	(4,372)	(1,641)	(2,731)
Indonesia Government International Bond	GST	1.000%	09/20/2015	2.721%	10,000	(632)	(333)	(299)
Indonesia Government International Bond	HUS	1.000%	09/20/2015	2.721%	25,000	(1,581)	(792)	(789)
Indonesia Government International Bond	HUS	1.000%	03/20/2016	2.852%	25,000	(1,887)	(566)	(1,321)
Indonesia Government International Bond	HUS	1.000%	09/20/2016	2.969%	2,000	(176)	(39)	(137)
Indonesia Government International Bond	JPM	1.000%	09/20/2015	2.721%	35,000	(2,213)	(814)	(1,399)
Indonesia Government International Bond	JPM	1.000%	12/20/2015	2.783%	8,700	(601)	(138)	(463)
Indonesia Government International Bond	JPM	1.000%	03/20/2016	2.852%	10,000	(755)	(178)	(577)
Indonesia Government International Bond	JPM	1.000%	06/20/2016	2.914%	12,500	(1,022)	(232)	(790)
Indonesia Government International Bond	JPM	1.000%	09/20/2016	2.969%	5,000	(440)	(79)	(361)
Indonesia Government International Bond	JPM	1.000%	06/20/2021	3.372%	30,000	(5,248)	(2,045)	(3,203)
Indonesia Government International Bond	MYC	1.000%	09/20/2015	2.721%	25,000	(1,581)	(623)	(958)
Indonesia Government International Bond	MYC	1.000%	12/20/2015	2.783%	30,000	(2,073)	(449)	(1,624)
Indonesia Government International Bond	MYC	1.000%	03/20/2016	2.852%	20,000	(1,510)	(342)	(1,168)
Indonesia Government International Bond	MYC	1.000%	06/20/2021	3.372%	10,000	(1,749)	(649)	(1,100)
Indonesia Government International Bond	RYL	1.310%	12/20/2011	1.915%	44,300	(39)	0	(39)
Indonesia Government International Bond	RYL	1.330%	12/20/2011	1.915%	50,000	(42)	0	(42)
Indonesia Government International Bond	RYL	1.085%	03/20/2012	1.916%	24,270	(86)	0	(86)
Indonesia Government International Bond	RYL	1.000%	09/20/2015	2.721%	65,000	(4,109)	(1,465)	(2,644)
Indonesia Government International Bond	RYL	1.000%	03/20/2016	2.852%	46,900	(3,540)	(1,041)	(2,499)
Indonesia Government International Bond	RYL	1.000%	09/20/2016	2.969%	29,900	(2,629)	(529)	(2,100)
Indonesia Government International Bond	UAG	1.000%	09/20/2016	2.969%	13,600	(1,196)	(215)	(981)
Indonesia Government International Bond	UAG	1.000%	06/20/2021	3.372%	5,000	(875)	(366)	(509)
Japan Government International Bond	BOA	1.000%	03/20/2015	1.208%	69,600	(464)	507	(971)
Japan Government International Bond	BOA	1.000%	06/20/2015	1.247%	46,700	(401)	443	(844)
Japan Government International Bond	BOA	1.000%	09/20/2015	1.282%	125,000	(1,307)	2,043	(3,350)
Japan Government International Bond	BOA	1.000%	12/20/2015	1.312%	56,000	(689)	969	(1,658)
Japan Government International Bond	BOA	1.000%	03/20/2016	1.354%	62,100	(921)	892	(1,813)
Japan Government International Bond	BOA	1.000%	06/20/2016	1.393%	53,300	(924)	583	(1,507)
Japan Government International Bond	BOA	1.000%	09/20/2016	1.428%	25,000	(495)	(85)	(410)
Japan Government International Bond	BOA	1.000%	12/20/2016	1.458%	30,000	(667)	(580)	(87)
Japan Government International Bond	BPS	1.000%	03/20/2016	1.354%	9,900	(147)	72	(219)
Japan Government International Bond	BPS	1.000%	06/20/2016	1.393%	25,000	(433)	261	(694)
Japan Government International Bond	BRC	1.000%	03/20/2015	1.208%	22,000	(146)	210	(356)
Japan Government International Bond	BRC	1.000%	03/20/2016	1.354%	16,000	(237)	196	(433)
Japan Government International Bond	DUB	1.000%	03/20/2015	1.208%	2,300	(15)	18	(33)
Japan Government International Bond	DUB	1.000%	06/20/2015	1.247%	20,000	(171)	177	(348)
Japan Government International Bond	DUB	1.000%	12/20/2015	1.312%	41,700	(513)	786	(1,299)
Japan Government International Bond	GST	1.000%	03/20/2015	1.208%	180,500	(1,203)	1,549	(2,752)
Japan Government International Bond	GST	1.000%	06/20/2015	1.247%	44,900	(385)	53	(438)
Japan Government International Bond	GST	1.000%	09/20/2015	1.282%	50,000	(523)	806	(1,329)
Japan Government International Bond	GST	1.000%	12/20/2015	1.312%	101,200	(1,245)	1,876	(3,121)
Japan Government International Bond	GST	1.000%	03/20/2016	1.354%	50,000	(741)	391	(1,132)
Japan Government International Bond	GST	1.000%	06/20/2016	1.393%	75,000	(1,300)	486	(1,786)
Japan Government International Bond	GST	1.000%	09/20/2016	1.428%	74,100	(1,469)	(436)	(1,033)
Japan Government International Bond	GST	1.000%	12/20/2016	1.458%	25,000	(556)	(474)	(82)
Japan Government International Bond	JPM	1.000%	09/20/2015	1.282%	75,000	(784)	1,220	(2,004)
Japan Government International Bond	JPM	1.000%	03/20/2016	1.354%	53,800	(797)	446	(1,243)
Japan Government International Bond	MYC	1.000%	06/20/2015	1.247%	25,000	(214)	82	(296)
Japan Government International Bond	MYC	1.000%	12/20/2015	1.312%	25,000	(308)	452	(760)
Japan Government International Bond	MYC	1.000%	03/20/2016	1.354%	25,000	(370)	178	(548)
Japan Government International Bond	MYC	1.000%	06/20/2016	1.393%	177,000	(3,069)	707	(3,776)
Japan Government International Bond	MYC	1.000%	09/20/2016	1.428%	35,000	(694)	(333)	(361)
Japan Government International Bond	MYC	1.000%	12/20/2016	1.458%	75,000	(1,668)	(1,499)	(169)
Japan Government International Bond	RYL	1.000%	06/20/2015	1.247%	30,100	(258)	246	(504)
Japan Government International Bond	RYL	1.000%	12/20/2015	1.312%	50,000	(615)	930	(1,545)
Japan Government International Bond	RYL	1.000%	03/20/2016	1.354%	35,000	(519)	342	(861)
Japan Government International Bond	RYL	1.000%	06/20/2016	1.393%	25,000	(433)	168	(601)
Japan Government International Bond	RYL	1.000%	09/20/2016	1.428%	25,000	(495)	(97)	(398)
Japan Government International Bond	RYL	1.000%	12/20/2016	1.458%	25,000	(556)	(480)	(76)

Japan Government International Bond	UAG	1.000%	06/20/2015	1.247%	35,000	(300)	463	(763)
Japan Government International Bond	UAG	1.000%	12/20/2016	1.458%	25,000	(556)	(474)	(82)
Kazakhstan Government International Bond	CBK	1.000%	03/20/2016	3.171%	15,000	(1,337)	(433)	(904)
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	3.171%	14,300	(1,275)	(433)	(842)
Kazakhstan Government International Bond	HUS	1.000%	09/20/2015	2.970%	25,000	(1,816)	(951)	(865)
Kazakhstan Government International Bond	HUS	1.000%	03/20/2016	3.171%	14,300	(1,274)	(419)	(855)
Kazakhstan Government International Bond	MYC	1.000%	09/20/2015	2.970%	25,000	(1,816)	(985)	(831)
Kazakhstan Government International Bond	MYC	1.000%	03/20/2016	3.171%	10,000	(891)	(279)	(612)
Kazakhstan Government International Bond	UAG	1.000%	09/20/2015	2.970%	25,000	(1,816)	(985)	(831)
Kinder Morgan Energy Partners LP	DUB	1.000%	03/20/2018	2.448%	25,000	(2,059)	(978)	(1,081)
Kinder Morgan Energy Partners LP	FBF	1.000%	03/20/2018	2.448%	2,100	(173)	(82)	(91)
Kohl’s Corp.	BPS	1.000%	12/20/2017	1.561%	20,500	(652)	(12)	(640)
Kohl’s Corp.	MYC	1.000%	12/20/2017	1.561%	20,000	(636)	(12)	(624)
Lincoln National Corp.	CBK	1.000%	03/20/2016	4.330%	12,700	(1,631)	(417)	(1,214)
MBIA, Inc.	BOA	5.000%	03/20/2012	27.002%	15,000	(1,405)	(600)	(805)
MBIA, Inc.	CBK	5.000%	03/20/2012	27.002%	79,800	(7,475)	(3,547)	(3,928)
MBIA, Inc.	GST	5.000%	03/20/2012	27.002%	10,000	(937)	(550)	(387)
MBIA, Inc.	UAG	5.000%	03/20/2012	27.002%	7,800	(731)	(332)	(399)
Merrill Lynch & Co., Inc.	BRC	1.000%	09/20/2012	5.102%	7,400	(284)	(236)	(48)
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	4.706%	40,700	(5,612)	(866)	(4,746)
Merrill Lynch & Co., Inc.	JPM	1.000%	12/20/2011	5.083%	1,400	(12)	(4)	(8)
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2012	5.102%	3,700	(142)	(173)	31
Merrill Lynch & Co., Inc.	UAG	1.000%	06/20/2012	5.085%	8,100	(231)	(210)	(21)
MetLife, Inc.	BOA	1.000%	09/20/2013	2.582%	26,500	(792)	(1,434)	642
MetLife, Inc.	BOA	1.000%	09/20/2015	3.199%	25,000	(1,979)	(1,584)	(395)
MetLife, Inc.	BOA	1.000%	03/20/2016	3.308%	46,200	(4,245)	(707)	(3,538)
MetLife, Inc.	BOA	1.000%	06/20/2016	3.358%	25,000	(2,457)	(414)	(2,043)
MetLife, Inc.	BOA	1.000%	09/20/2020	3.608%	10,000	(1,748)	(1,146)	(602)
MetLife, Inc.	CBK	1.000%	06/20/2016	3.358%	20,000	(1,965)	(475)	(1,490)
MetLife, Inc.	DUB	5.000%	06/20/2012	2.091%	120,000	2,737	4,471	(1,734)
MetLife, Inc.	DUB	1.000%	03/20/2016	3.308%	17,000	(1,563)	(404)	(1,159)
MetLife, Inc.	FBF	1.000%	09/20/2013	2.582%	20,000	(598)	(919)	321
MetLife, Inc.	GST	1.000%	03/20/2015	3.068%	25,000	(1,653)	(1,561)	(92)
MetLife, Inc.	GST	1.000%	12/20/2015	3.252%	27,000	(2,307)	(1,638)	(669)
MetLife, Inc.	GST	1.000%	03/20/2016	3.308%	25,000	(2,297)	(622)	(1,675)
MetLife, Inc.	JPM	1.000%	09/20/2015	3.199%	25,000	(1,979)	(1,694)	(285)
MetLife, Inc.	JPM	1.000%	12/20/2015	3.252%	23,000	(1,964)	(1,415)	(549)
MetLife, Inc.	JPM	1.000%	03/20/2016	3.308%	15,000	(1,378)	(463)	(915)
MetLife, Inc.	SOG	1.000%	09/20/2013	2.582%	21,400	(639)	(1,004)	365
MetLife, Inc.	UAG	1.000%	09/20/2013	2.582%	10,000	(299)	(490)	191
Mexico Government International Bond	BOA	1.000%	09/20/2015	1.786%	19,800	(587)	(280)	(307)
Mexico Government International Bond	BOA	1.000%	03/20/2021	2.300%	11,000	(1,126)	(476)	(650)
Mexico Government International Bond	BRC	1.000%	03/20/2015	1.686%	42,400	(963)	(916)	(47)
Mexico Government International Bond	BRC	1.000%	09/20/2015	1.786%	61,000	(1,808)	(635)	(1,173)
Mexico Government International Bond	BRC	1.000%	12/20/2015	1.827%	50,000	(1,651)	(124)	(1,527)
Mexico Government International Bond	BRC	1.000%	03/20/2016	1.880%	50,000	(1,852)	(414)	(1,438)
Mexico Government International Bond	BRC	1.000%	12/20/2016	2.008%	25,000	(1,222)	(883)	(339)
Mexico Government International Bond	BRC	1.000%	09/20/2021	2.320%	25,000	(2,699)	(1,986)	(713)
Mexico Government International Bond	CBK	1.000%	09/20/2015	1.786%	91,800	(2,721)	(808)	(1,913)
Mexico Government International Bond	CBK	1.000%	03/20/2016	1.880%	226,000	(8,372)	(1,953)	(6,419)
Mexico Government International Bond	CBK	1.000%	06/20/2016	1.928%	50,000	(2,053)	(48)	(2,005)
Mexico Government International Bond	CBK	1.000%	09/20/2016	1.970%	25,000	(1,125)	(707)	(418)
Mexico Government International Bond	CBK	1.000%	12/20/2016	2.008%	25,000	(1,221)	(871)	(350)
Mexico Government International Bond	CBK	1.000%	03/20/2021	2.300%	22,700	(2,323)	(964)	(1,359)
Mexico Government International Bond	DUB	1.000%	09/20/2015	1.786%	9,400	(279)	(118)	(161)
Mexico Government International Bond	DUB	1.000%	12/20/2015	1.827%	50,000	(1,651)	(456)	(1,195)
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.880%	150,000	(5,556)	(1,182)	(4,374)
Mexico Government International Bond	DUB	1.000%	12/20/2016	2.008%	25,000	(1,221)	(871)	(350)
Mexico Government International Bond	DUB	1.000%	03/20/2021	2.300%	50,000	(5,118)	(1,774)	(3,344)
Mexico Government International Bond	FBF	1.000%	09/20/2015	1.786%	25,000	(741)	(217)	(524)
Mexico Government International Bond	GST	1.000%	09/20/2016	1.970%	54,400	(2,448)	(485)	(1,963)
Mexico Government International Bond	HUS	1.000%	03/20/2015	1.686%	22,300	(506)	(471)	(35)
Mexico Government International Bond	HUS	1.000%	12/20/2015	1.827%	50,000	(1,651)	(480)	(1,171)
Mexico Government International Bond	HUS	1.000%	03/20/2016	1.880%	10,000	(371)	(44)	(327)
Mexico Government International Bond	HUS	1.000%	03/20/2021	2.300%	25,000	(2,558)	(1,148)	(1,410)
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.882%	6,950	(282)	0	(282)
Mexico Government International Bond	JPM	1.000%	09/20/2016	1.970%	10,000	(450)	(46)	(404)
Mexico Government International Bond	JPM	1.000%	12/20/2016	2.008%	25,000	(1,222)	(889)	(333)
Mexico Government International Bond	MYC	1.000%	12/20/2015	1.827%	25,000	(825)	(356)	(469)
Mexico Government International Bond	MYC	1.000%	09/20/2016	1.970%	63,900	(2,876)	(506)	(2,370)
Mexico Government International Bond	RYL	1.000%	03/20/2015	1.686%	25,000	(568)	(529)	(39)
Mexico Government International Bond	RYL	1.000%	09/20/2016	1.970%	5,000	(225)	(139)	(86)
Mexico Government International Bond	UAG	1.000%	09/20/2015	1.786%	19,100	(566)	(270)	(296)
Mexico Government International Bond	UAG	1.000%	09/20/2016	1.970%	17,900	(806)	(79)	(727)

Morgan Stanley	BPS	1.000%	03/20/2012	5.414%	18,000	(365)	84	(449)
Morgan Stanley	BRC	1.000%	09/20/2012	5.429%	12,400	(513)	(227)	(286)
Morgan Stanley	BRC	1.000%	03/20/2016	4.947%	15,000	(2,180)	(323)	(1,857)
Morgan Stanley	CBK	1.000%	09/20/2012	5.429%	4,100	(170)	(60)	(110)
Morgan Stanley	DUB	1.000%	03/20/2016	4.947%	35,000	(5,086)	(753)	(4,333)
Morgan Stanley	JPM	1.000%	09/20/2012	5.429%	27,100	(1,121)	(597)	(524)
Morgan Stanley	UAG	1.000%	09/20/2012	5.429%	6,900	(286)	(115)	(171)
Nordstrom, Inc.	BOA	1.000%	06/20/2018	1.500%	23,000	(698)	(316)	(382)
Nordstrom, Inc.	BPS	1.000%	06/20/2018	1.500%	20,000	(607)	(275)	(332)
Nucor Corp.	BPS	1.000%	06/20/2018	1.586%	13,000	(461)	25	(486)
Panama Government International Bond	DUB	1.170%	04/20/2017	1.972%	14,000	(502)	0	(502)
Panama Government International Bond	HUS	0.760%	01/20/2012	0.732%	4,600	8	0	8
Panama Government International Bond	JPM	0.730%	01/20/2012	0.732%	12,600	19	0	19
Panama Government International Bond	MYC	0.750%	01/20/2012	0.732%	44,400	72	0	72
Petrobras International Finance Co.	MYC	1.000%	12/20/2012	1.206%	23,000	(50)	(127)	77
Philippines Government International Bond	BOA	1.000%	12/20/2015	2.402%	4,100	(226)	(83)	(143)
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	2.578%	10,000	702	(179)	881
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	2.934%	25,000	(1,948)	(284)	(1,664)
Prudential Financial, Inc.	BOA	1.000%	03/20/2018	3.109%	15,000	(1,721)	(424)	(1,297)
Prudential Financial, Inc.	CBK	5.000%	09/20/2014	2.578%	5,000	350	(90)	440
Prudential Financial, Inc.	GST	2.250%	03/20/2013	2.111%	10,000	28	0	28
Prudential Financial, Inc.	GST	1.000%	03/20/2016	2.934%	20,000	(1,559)	(382)	(1,177)
Prudential Financial, Inc.	GST	1.000%	12/20/2017	3.100%	10,000	(1,108)	(950)	(158)
Prudential Financial, Inc.	GST	1.000%	03/20/2018	3.109%	15,000	(1,720)	(482)	(1,238)
Qatar Government International Bond	CBK	1.000%	03/20/2016	1.123%	3,000	(15)	(20)	5
Qatar Government International Bond	FBF	1.000%	03/20/2016	1.123%	11,000	(54)	(5)	(49)
Qatar Government International Bond	HUS	1.000%	03/20/2016	1.123%	6,000	(30)	(34)	4
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.123%	12,000	(59)	(21)	(38)
Qatar Government International Bond	RYL	1.000%	03/20/2016	1.123%	6,000	(30)	(6)	(24)
Republic of Germany Government Bond	BRC	0.250%	12/20/2016	1.130%	150,000	(6,540)	(6,548)	8
Republic of Germany Government Bond	CBK	0.250%	06/20/2016	1.074%	50,000	(1,864)	(816)	(1,048)
Republic of Germany Government Bond	CBK	0.250%	09/20/2016	1.104%	50,000	(2,024)	(868)	(1,156)
Republic of Germany Government Bond	GST	0.250%	03/20/2016	1.042%	84,800	(2,885)	(1,287)	(1,598)
Republic of Germany Government Bond	GST	0.250%	09/20/2016	1.104%	50,000	(2,024)	(807)	(1,217)
Republic of Germany Government Bond	GST	0.250%	12/20/2016	1.130%	90,000	(3,924)	(3,964)	40
Republic of Germany Government Bond	HUS	0.250%	09/20/2016	1.104%	46,300	(1,874)	(1,359)	(515)
Republic of Germany Government Bond	HUS	0.250%	12/20/2016	1.130%	50,000	(2,180)	(2,131)	(49)
Republic of Germany Government Bond	MYC	0.250%	09/20/2016	1.104%	50,000	(2,024)	(1,468)	(556)
Republic of Germany Government Bond	SOG	0.250%	06/20/2016	1.074%	127,700	(4,759)	(1,042)	(3,717)
Republic of Germany Government Bond	UAG	0.250%	06/20/2016	1.074%	22,300	(832)	(188)	(644)
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	4.679%	238,000	(32,935)	(8,919)	(24,016)
Republic of Italy Government Bond	BRC	1.000%	03/20/2016	4.679%	89,600	(12,399)	(3,487)	(8,912)
Republic of Italy Government Bond	CBK	1.000%	03/20/2016	4.679%	100,000	(13,838)	(4,052)	(9,786)
Republic of Italy Government Bond	GST	1.000%	06/20/2015	4.656%	17,000	(2,011)	(247)	(1,764)
Republic of Italy Government Bond	GST	1.000%	12/20/2015	4.672%	50,000	(6,592)	(1,682)	(4,910)
Republic of Italy Government Bond	GST	1.000%	03/20/2016	4.679%	172,100	(23,815)	(6,204)	(17,611)
Republic of Italy Government Bond	GST	1.000%	06/20/2016	4.686%	128,800	(18,652)	(2,844)	(15,808)
Republic of Italy Government Bond	HUS	1.000%	06/20/2015	4.656%	25,000	(2,957)	(444)	(2,513)
Republic of Italy Government Bond	JPM	1.000%	03/20/2016	4.679%	88,000	(12,177)	(3,047)	(9,130)
Republic of Italy Government Bond	MYC	1.000%	06/20/2015	4.656%	18,000	(2,129)	(253)	(1,876)
Republic of Italy Government Bond	MYC	1.000%	03/20/2016	4.679%	44,000	(6,088)	(1,519)	(4,569)
Republic of Italy Government Bond	RYL	1.000%	06/20/2015	4.656%	10,000	(1,183)	(178)	(1,005)
Republic of Italy Government Bond	RYL	1.000%	03/20/2016	4.679%	37,000	(5,120)	(1,262)	(3,858)
Republic of Italy Government Bond	SOG	1.000%	06/20/2015	4.656%	25,000	(2,957)	(467)	(2,490)
Republic of Italy Government Bond	SOG	1.000%	03/20/2016	4.679%	50,000	(6,919)	(1,846)	(5,073)
Republic of Italy Government Bond	UAG	1.000%	12/20/2015	4.672%	50,000	(6,592)	(1,676)	(4,916)
Russia Government International Bond	GST	1.000%	03/20/2016	2.982%	25,000	(2,030)	(619)	(1,411)
Russia Government International Bond	HUS	1.000%	09/20/2016	3.066%	25,000	(2,322)	(1,309)	(1,013)
Russia Government International Bond	HUS	1.000%	12/20/2016	3.102%	100,000	(9,849)	(6,111)	(3,738)
Russia Government International Bond	MYC	1.000%	09/20/2016	3.066%	25,000	(2,323)	(1,321)	(1,002)
SLM Corp.	BOA	5.000%	12/20/2011	3.364%	44,200	241	(3,536)	3,777
SLM Corp.	MYC	5.000%	12/20/2011	3.364%	15,000	82	(1,275)	1,357
SLM Corp.	UAG	5.000%	12/20/2011	3.364%	15,000	82	(825)	907
South Africa Government International Bond	BRC	1.000%	12/20/2015	1.950%	25,000	(946)	(184)	(762)
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.950%	25,000	(946)	(184)	(762)
South Korea Government Bond	DUB	1.000%	09/20/2016	2.148%	10,000	(523)	(211)	(312)
South Korea Government Bond	DUB	1.000%	12/20/2016	2.183%	25,000	(1,407)	(705)	(702)
South Korea Government Bond	GST	1.000%	09/20/2016	2.148%	10,000	(523)	(211)	(312)
South Korea Government Bond	GST	1.000%	12/20/2016	2.183%	25,000	(1,407)	(693)	(714)
South Korea Government Bond	HUS	1.000%	09/20/2016	2.148%	31,000	(1,622)	(68)	(1,554)
South Korea Government Bond	JPM	1.000%	12/20/2016	2.183%	35,000	(1,969)	(978)	(991)
South Korea Government Bond	MYC	1.000%	09/20/2016	2.148%	25,000	(1,308)	(243)	(1,065)
South Korea Government Bond	MYC	1.000%	12/20/2016	2.183%	15,000	(844)	(416)	(428)
South Korea Government Bond	UAG	1.000%	09/20/2016	2.148%	20,000	(1,046)	(426)	(620)

Spain Government International Bond	BOA	1.000%	03/20/2016	3.790%		32,500	(3,508)	(2,133)	(1,375)
Spain Government International Bond	CBK	1.000%	03/20/2016	3.790%		50,000	(5,396)	(3,405)	(1,991)
Spain Government International Bond	DUB	1.000%	03/20/2016	3.790%		27,900	(3,011)	(1,719)	(1,292)
Spain Government International Bond	DUB	1.000%	06/20/2016	3.799%		1,900	(215)	(119)	(96)
Spain Government International Bond	GST	1.000%	03/20/2016	3.790%		116,800	(12,605)	(7,705)	(4,900)
Spain Government International Bond	UAG	1.000%	03/20/2016	3.790%		16,000	(1,727)	(986)	(741)
Sprint Nextel Corp.	UAG	1.000%	06/20/2019	7.824%		3,000	(1,017)	(508)	(509)
Swedbank AB	BPS	5.000%	09/20/2014	3.013%	EUR	25,000	1,914	4,065	(2,151)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2012	22.261%	JPY	1,605,400	(3,550)	(2,341)	(1,209)
Tokyo Electric Power Co., Inc.	CBK	1.000%	12/20/2012	21.757%		2,070,300	(5,358)	(4,927)	(431)
Tokyo Electric Power Co., Inc.	CBK	1.000%	06/20/2013	18.281%		282,000	(793)	(699)	(94)
Tokyo Electric Power Co., Inc.	CBK	1.000%	09/20/2013	17.130%		571,000	(1,668)	(1,233)	(435)
Tokyo Electric Power Co., Inc.	UAG	1.000%	06/20/2012	23.113%		117,000	(210)	(240)	30
U.S. Treasury Notes	BPS	0.250%	09/20/2012	0.219%	EUR	25,000	13	(190)	203
U.S. Treasury Notes	BPS	0.250%	03/20/2015	0.396%		45,000	(292)	(219)	(73)
U.S. Treasury Notes	BPS	0.250%	09/20/2016	0.496%		25,000	(389)	(495)	106
U.S. Treasury Notes	BRC	0.250%	03/20/2015	0.396%		104,000	(675)	(1,467)	792
U.S. Treasury Notes	DUB	0.250%	09/20/2012	0.219%		7,000	3	(47)	50
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.396%		25,000	(163)	(344)	181
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.414%		50,000	(392)	(526)	134
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.430%		50,000	(459)	(689)	230
U.S. Treasury Notes	DUB	0.250%	06/20/2016	0.481%		50,000	(694)	(951)	257
U.S. Treasury Notes	DUB	0.250%	09/20/2016	0.496%		50,000	(777)	(931)	154
U.S. Treasury Notes	FBF	0.250%	03/20/2016	0.464%		173,500	(2,115)	(2,143)	28
U.S. Treasury Notes	HUS	0.250%	03/20/2016	0.464%		100,000	(1,219)	(1,239)	20
U.S. Treasury Notes	HUS	0.250%	09/20/2016	0.496%		50,000	(778)	(1,084)	306
U.S. Treasury Notes	RYL	0.250%	03/20/2016	0.464%		62,000	(756)	(752)	(4)
U.S. Treasury Notes	RYL	0.250%	06/20/2016	0.481%		25,000	(347)	(429)	82
U.S. Treasury Notes	SOG	0.250%	06/20/2012	0.185%		100,000	75	(267)	342
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.414%		25,000	(196)	(221)	25
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.430%		50,000	(459)	(689)	230
U.S. Treasury Notes	SOG	0.250%	06/20/2016	0.481%		100,000	(1,388)	(1,076)	(312)
U.S. Treasury Notes	SOG	0.250%	09/20/2016	0.496%		50,000	(777)	(1,095)	318
U.S. Treasury Notes	UAG	0.250%	03/20/2016	0.464%		35,500	(433)	(408)	(25)
U.S. Treasury Notes	UAG	0.250%	06/20/2016	0.481%		125,000	(1,735)	(2,169)	434
U.S. Treasury Notes	UAG	0.250%	09/20/2016	0.496%		75,000	(1,167)	(1,425)	258
UBS AG	BPS	0.760%	03/20/2013	1.650%	$	30	0	0	0
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.757%		25,000	230	178	52
United Kingdom Gilt	BOA	1.000%	03/20/2016	0.850%		94,500	647	1,202	(555)
United Kingdom Gilt	BOA	1.000%	06/20/2016	0.883%		66,000	376	819	(443)
United Kingdom Gilt	BOA	1.000%	09/20/2016	0.912%		30,000	137	369	(232)
United Kingdom Gilt	BPS	1.000%	03/20/2015	0.722%		100,000	985	569	416
United Kingdom Gilt	BPS	1.000%	06/20/2016	0.883%		50,000	285	1,134	(849)
United Kingdom Gilt	CBK	1.000%	06/20/2015	0.757%		72,200	667	559	108
United Kingdom Gilt	CBK	1.000%	03/20/2016	0.850%		99,200	680	1,307	(627)
United Kingdom Gilt	CBK	1.000%	06/20/2016	0.883%		63,700	363	791	(428)
United Kingdom Gilt	CBK	1.000%	09/20/2016	0.912%		50,000	228	410	(182)
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.722%		67,500	665	214	451
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.757%		175,000	1,615	1,560	55
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.850%		67,500	462	908	(446)
United Kingdom Gilt	DUB	1.000%	06/20/2016	0.883%		38,100	217	659	(442)
United Kingdom Gilt	DUB	1.000%	09/20/2016	0.912%		46,300	211	379	(168)
United Kingdom Gilt	FBF	1.000%	06/20/2015	0.757%		50,000	461	538	(77)
United Kingdom Gilt	FBF	1.000%	12/20/2015	0.814%		50,000	401	1,164	(763)
United Kingdom Gilt	FBF	1.000%	03/20/2016	0.850%		20,500	141	396	(255)
United Kingdom Gilt	GST	1.000%	03/20/2015	0.722%		37,200	366	133	233
United Kingdom Gilt	GST	1.000%	06/20/2015	0.757%		25,000	230	172	58
United Kingdom Gilt	GST	1.000%	12/20/2015	0.814%		155,000	1,241	2,041	(800)
United Kingdom Gilt	GST	1.000%	03/20/2016	0.850%		419,100	2,872	7,141	(4,269)
United Kingdom Gilt	GST	1.000%	12/20/2016	0.938%		90,000	311	180	131
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.722%		33,700	332	273	59
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.757%		75,000	692	526	166
United Kingdom Gilt	JPM	1.000%	12/20/2015	0.814%		47,000	376	1,090	(714)
United Kingdom Gilt	MYC	0.250%	03/20/2015	0.722%		30,000	(480)	(339)	(141)
United Kingdom Gilt	MYC	1.000%	03/20/2015	0.722%		200,000	1,970	1,757	213
United Kingdom Gilt	MYC	1.000%	06/20/2015	0.757%		50,000	462	333	129
United Kingdom Gilt	MYC	1.000%	06/20/2016	0.883%		23,100	132	400	(268)
United Kingdom Gilt	MYC	1.000%	12/20/2016	0.938%		50,000	172	50	122
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.722%		147,800	1,456	600	856
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.757%		50,000	462	527	(65)
United Kingdom Gilt	SOG	1.000%	06/20/2016	0.883%		127,200	725	2,201	(1,476)
United Kingdom Gilt	UAG	1.000%	06/20/2015	0.757%		100,000	923	1,202	(279)
United Kingdom Gilt	UAG	1.000%	12/20/2015	0.814%		37,300	298	858	(560)
United Kingdom Gilt	UAG	1.000%	06/20/2016	0.883%		45,800	261	792	(531)

United Kingdom Gilt	UAG	1.000%	09/20/2016	0.912%	100,000	456	489	(33)
UnitedHealth Group, Inc.	BOA	1.000%	03/20/2018	1.331%	50,000	(973)	(379)	(594)
Verizon Communications, Inc.	BRC	1.000%	06/20/2013	0.210%	14,205	199	105	94
Verizon Communications, Inc.	CBK	1.000%	06/20/2013	0.210%	10,900	153	97	56
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.210%	15,000	211	75	136
Vodafone Group PLC	DUB	1.000%	09/20/2015	0.934%	15,000	44	131	(87)
Vodafone Group PLC	GST	1.000%	09/20/2015	0.934%	40,000	117	257	(140)

						$ (955,818)	$ (329,498)	$ (626,320)

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BRC	5.000%	12/20/2014	$ 75,200	$3,739	$8,835	$(5,096)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	124,900	6,210	14,192	(7,982)
CDX.EM-12 5-Year Index	GST	5.000%	12/20/2014	24,300	1,208	2,892	(1,684)
CDX.EM-12 5-Year Index	HUS	5.000%	12/20/2014	25,000	1,243	2,900	(1,657)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	25,000	1,242	2,837	(1,595)
CDX.EM-12 5-Year Index	MYC	5.000%	12/20/2014	25,000	1,243	2,962	(1,719)
CDX.EM-12 5-Year Index	UAG	5.000%	12/20/2014	50,000	2,486	4,975	(2,489)
CDX.EM-13 5-Year Index	BRC	5.000%	06/20/2015	711,200	39,619	88,665	(49,046)
CDX.EM-13 5-Year Index	CBK	5.000%	06/20/2015	20,000	1,114	2,290	(1,176)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	526,500	29,330	66,005	(36,675)
CDX.EM-13 5-Year Index	FBF	5.000%	06/20/2015	32,400	1,805	4,200	(2,395)
CDX.EM-13 5-Year Index	GST	5.000%	06/20/2015	50,700	2,824	6,337	(3,513)
CDX.EM-13 5-Year Index	HUS	5.000%	06/20/2015	977,700	54,465	122,641	(68,176)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	68,100	3,794	7,866	(4,072)
CDX.EM-13 5-Year Index	MYC	5.000%	06/20/2015	153,200	8,535	16,939	(8,404)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	185,600	11,345	24,908	(13,563)
CDX.EM-14 5-Year Index	BRC	5.000%	12/20/2015	316,600	19,353	39,870	(20,517)
CDX.EM-14 5-Year Index	CBK	5.000%	12/20/2015	122,800	7,507	15,193	(7,686)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	394,800	24,133	50,837	(26,704)
CDX.EM-14 5-Year Index	HUS	5.000%	12/20/2015	170,800	10,441	22,253	(11,812)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015	61,400	3,753	8,330	(4,577)
CDX.EM-14 5-Year Index	MYC	5.000%	12/20/2015	156,600	9,573	20,076	(10,503)
CDX.EM-14 5-Year Index	UAG	5.000%	12/20/2015	201,900	12,342	27,885	(15,543)
CDX.EM-15 5-Year Index	BRC	5.000%	06/20/2016	259,600	15,988	32,044	(16,056)
CDX.EM-15 5-Year Index	CBK	5.000%	06/20/2016	200,000	12,318	27,750	(15,432)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016	143,600	8,844	19,310	(10,466)
CDX.EM-15 5-Year Index	HUS	5.000%	06/20/2016	50,000	3,079	6,920	(3,841)
CDX.EM-15 5-Year Index	JPM	5.000%	06/20/2016	22,600	1,392	2,983	(1,591)
CDX.HY-8 5-Year Index 35-100%	CBK	0.360%	06/20/2012	100,146	166	0	166
CDX.HY-8 5-Year Index 35-100%	CBK	0.401%	06/20/2012	126,049	248	0	248
CDX.HY-8 5-Year Index 35-100%	CBK	0.415%	06/20/2012	96,294	200	0	200
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	511	0	511
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	379	0	379
CDX.IG-9 5-Year Index 15-30%	GST	0.830%	12/20/2012	30,000	246	0	246
CDX.IG-9 5-Year Index 15-30%	GST	0.940%	12/20/2012	33,800	324	0	324
CDX.IG-9 5-Year Index 15-30%	MYC	0.963%	12/20/2012	102,700	1,016	0	1,016
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	1,248	0	1,248
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	770	0	770
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	647	0	647
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	80	0	80
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,889	113	0	113
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,584	226	0	226
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	1,465	0	1,465
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	2,185	0	2,185
CDX.IG-9 5-Year Index 30-100%	GST	0.695%	12/20/2012	14,081	112	0	112
CDX.IG-9 5-Year Index 30-100%	GST	0.705%	12/20/2012	21,894	178	0	178
CDX.IG-9 5-Year Index 30-100%	MYC	0.711%	12/20/2012	385,799	3,160	0	3,160
CDX.IG-9 5-Year Index 30-100%	MYC	0.771%	12/20/2012	183,255	1,640	0	1,640
CDX.IG-9 10-Year Index 30-100%	GST	0.507%	12/20/2017	241,125	543	0	543
CDX.IG-9 10-Year Index 30-100%	GST	0.548%	12/20/2017	62,017	284	0	284
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	347	0	347
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	638	0	638
CDX.IG-10 5-Year Index 30-100%	BOA	0.461%	06/20/2013	241,125	1,653	0	1,653
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,065	0	1,065
CDX.IG-10 5-Year Index 30-100%	GST	0.463%	06/20/2013	163,579	1,125	0	1,125
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016	1,526,600	(23,693)	6,576	(30,269)
CDX.IG-16 5-Year Index	BPS	1.000%	06/20/2016	4,940,700	(76,681)	16,623	(93,304)
MCDX-14 5-Year Index	GST	1.000%	06/20/2015	100,000	(2,370)	(4,866)	2,496
MCDX-15 5-Year Index	CBK	1.000%	12/20/2015	28,100	(844)	(1,092)	248
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	25,000	(751)	(980)	229

MCDX-15 5-Year Index	GST	1.000%	12/20/2015	25,000	(751)	(972)	221
MCDX-15 5-Year Index	MYC	1.000%	12/20/2015	21,900	(658)	(866)	208
MCDX-15 10-Year Index	CBK	1.000%	12/20/2020	25,000	(1,759)	(1,424)	(335)
MCDX-15 10-Year Index	GST	1.000%	12/20/2020	25,000	(1,759)	(1,424)	(335)
MCDX-16 5-Year Index	DUB	1.000%	06/20/2016	25,000	(927)	(214)	(713)

					$209,301	$664,256	$(454,955)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The implied credit spread data is unaudited.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps

Receive	Pay	Maturity Date(6)	Counterparty		Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value		Premiums Paid/(Received)		Unrealized (Depreciation)
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	BRC	AUD	250,000	USD	268,838	$	(23,892)	$	(20,250)	$	(3,642)
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	FBF		50,000		53,767		(4,778)		(4,050)		(728)

								$	(28,670)	$	(24,300)	$	(4,370)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount		Market Value	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	FBF		$7,000,000	$	23,745	$(4,800)	$28,545
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	MYC		10,464,100		35,497	(9,633)	45,130
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2013	RYL		2,000,000		6,784	(3,007)	9,791
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	09/19/2014	GLM		679,000		1,537	(2,899)	4,436
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BOA		4,000,000		49,369	(320)	49,689
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	BPS		6,360,500		78,503	9,450	69,053
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	CBK		1,000,000		12,342	1,200	11,142
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	DUB		1,000,000		12,342	469	11,873
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	1.000%	09/19/2014	GLM		3,000,000		37,027	1,850	35,177
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UAG	BRL	78,100		(609)	(1,417)	808
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		13,800		57	0	57
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BRC		25,600		186	36	150
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GLM		78,100		552	109	443
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HUS		81,600		899	353	546
Pay	1-Year BRL-CDI	11.360%	01/02/2012	BOA		66,100		647	134	513
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UAG		8,800		46	(2)	48
Pay	1-Year BRL-CDI	11.760%	01/02/2012	FBF		43,700		448	212	236
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RYL		78,400		632	147	485
Pay	1-Year BRL-CDI	12.140%	01/02/2012	RBC		50,000		375	0	375
Pay	1-Year BRL-CDI	14.765%	01/02/2012	BOA		1,800		106	15	91
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HUS		8,300		489	55	434
Pay	1-Year BRL-CDI	10.450%	01/02/2013	HUS		1,190,200		519	(1,122)	1,641
Pay	1-Year BRL-CDI	10.455%	01/02/2013	MYC		1,574,100		844	(632)	1,476
Pay	1-Year BRL-CDI	10.605%	01/02/2013	UAG		321,100		475	0	475
Pay	1-Year BRL-CDI	11.510%	01/02/2013	HUS		444,600		2,889	(850)	3,739
Pay	1-Year BRL-CDI	11.850%	01/02/2013	UAG		313,200		2,542	0	2,542
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BPS		491,200		7,685	37	7,648
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HUS		265,200		3,880	(193)	4,073
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GLM		896,000		14,411	267	14,144
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HUS		450,900		7,252	810	6,442
Pay	1-Year BRL-CDI	11.900%	01/02/2013	BOA		3,305,900		51,072	3,310	47,762
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BRC		453,900		7,016	954	6,062
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GLM		548,000		8,922	(788)	9,710
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RYL		404,300		4,857	189	4,668
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		650,700		7,927	363	7,564
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MYC		43,600		740	68	672
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		345,100		4,896	625	4,271
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UAG		403,000		7,397	356	7,041
Pay	1-Year BRL-CDI	12.075%	01/02/2013	BOA		221,000		2,290	(558)	2,848
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		709,400		13,972	1,426	12,546
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		836,000		16,563	658	15,905
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BRC		877,000		18,554	897	17,657
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HUS		1,632,400		35,016	4,177	30,839
Pay	1-Year BRL-CDI	12.425%	01/02/2013	BPS		306,000		3,524	1,418	2,106
Pay	1-Year BRL-CDI	12.455%	01/02/2013	BRC		116,200		1,383	57	1,326
Pay	1-Year BRL-CDI	12.465%	01/02/2013	HUS		500,000		5,989	(15)	6,004
Pay	1-Year BRL-CDI	12.480%	01/02/2013	FBF		3,044,800		58,393	7,519	50,874
Pay	1-Year BRL-CDI	12.500%	01/02/2013	MYC		1,986,200		24,281	2,914	21,367
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RYL		264,500		5,473	1,335	4,138
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MYC		536,400		10,939	1,825	9,114
Pay	1-Year BRL-CDI	10.530%	01/02/2014	HUS		981,200		(974)	(2,539)	1,565
Pay	1-Year BRL-CDI	10.580%	01/02/2014	MYC		2,339,700		(1,185)	(5,121)	3,936
Pay	1-Year BRL-CDI	10.770%	01/02/2014	UAG		1,030,200		1,284	(560)	1,844
Pay	1-Year BRL-CDI	10.830%	01/02/2014	BRC		156,300		282	103	179
Pay	1-Year BRL-CDI	10.870%	01/02/2014	JPM		164,000		356	0	356
Pay	1-Year BRL-CDI	10.990%	01/02/2014	HUS		346,800		1,060	421	639
Pay	1-Year BRL-CDI	11.530%	01/02/2014	HUS		674,100		5,578	(149)	5,727
Pay	1-Year BRL-CDI	11.670%	01/02/2014	MYC		881,500		7,804	(253)	8,057
Pay	1-Year BRL-CDI	11.760%	01/02/2014	UAG		127,400		1,232	31	1,201
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MYC		277,800		3,958	(31)	3,989
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BRC		444,900		8,107	1,893	6,214
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BPS		227,500		4,649	0	4,649
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700		5,690	(60)	5,750
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UAG		442,800		10,161	424	9,737
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MYC		583,600		15,689	2,018	13,671
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HUS		973,700		26,580	2,096	24,484
Pay	1-Year BRL-CDI	12.540%	01/02/2014	MYC		316,600		5,228	(228)	5,456
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GLM		1,514,500		43,728	5,080	38,648
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BOA		$234,900		19,377	11,322	8,055

Pay	3-Month USD-LIBOR	3.000%	10/13/2021	BRC		736,000	60,714	44,791	15,923
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	FBF		300,000	24,748	19,890	4,858
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	GLM		400,000	32,997	27,360	5,637
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	JPM		94,400	7,787	5,211	2,576
Pay	3-Month USD-LIBOR	3.000%	10/13/2021	MYC		2,397,000	197,734	131,111	66,623
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	BOA		403,400	(5,911)	(1,888)	(4,023)
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	GLM		401,800	(5,888)	(1,647)	(4,241)
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	JPM		305,300	(4,474)	(1,420)	(3,054)
Pay	3-Month USD-LIBOR	2.000%	12/21/2021	MYC		414,500	(6,074)	(1,927)	(4,147)
Pay	3-Month USD-LIBOR	3.250%	12/21/2021	CBK		67,500	6,748	6,664	84
Pay	3-Month USD-LIBOR	3.250%	12/21/2021	GLM		31,700	3,169	3,117	52
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BRC		32,300	(10,994)	727	(11,721)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CBK		958,400	(326,215)	25,448	(351,663)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		606,900	(206,573)	12,967	(219,540)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	FBF		391,800	(133,359)	14,819	(148,178)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GLM		26,000	(8,850)	520	(9,370)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HUS		532,600	(181,284)	14,464	(195,748)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		471,400	(160,453)	10,085	(170,538)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RYL		1,084,500	(369,137)	33,594	(402,731)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	BRC		200,000	(54,072)	(40,500)	(13,572)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	CBK		753,400	(203,687)	(45,888)	(157,799)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	DUB		26,600	(7,191)	(106)	(7,085)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	JPM		250,000	(67,590)	(48,900)	(18,690)
Receive	3-Month USD-LIBOR	4.000%	12/21/2041	RYL		182,200	(49,260)	364	(49,624)
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	CBK	AUD	296,000	4,682	2,965	1,717
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	DUB		317,600	5,024	2,499	2,525
Pay	6-Month AUD Bank Bill	5.000%	06/15/2017	RYL		149,000	2,357	1,194	1,163
Pay	6-Month AUD Bank Bill	5.250%	06/15/2022	GLM		100,000	2,174	1,486	688
Pay	6-Month EUR-EURIBOR	1.750%	09/18/2014	FBF	EUR	1,340,100	(197)	(668)	471
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	BRC		204,300	4,154	(3,430)	7,584
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2018	MYC		240,000	4,879	(1,686)	6,565
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	BOA		720,300	39,602	9,164	30,438
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	BRC		952,700	52,380	10,694	41,686
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	CBK		18,700	1,084	1,086	(2)
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	DUB		1,219,400	67,044	12,445	54,599
Pay	6-Month EUR-EURIBOR	3.000%	09/21/2021	MYC		280,000	15,395	1,612	13,783
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BOA		105,200	12,051	(1,701)	13,752
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	BRC		2,584,800	296,152	45,448	250,704
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	DUB		379,900	43,520	4,565	38,955
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	FBF		367,400	42,088	(869)	42,957
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	GLM		1,646,400	188,604	(18,437)	207,041
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	HUS		796,700	91,266	10,982	80,284
Pay	6-Month EUR-EURIBOR	3.500%	09/21/2021	MYC		1,493,200	171,055	(7,309)	178,364
Pay	6-Month EUR-EURIBOR	3.650%	09/21/2021	CBK		290,700	38,501	2,070	36,431
Pay	6-Month EUR-EURIBOR	3.650%	09/21/2021	MYC		630,200	83,456	3,108	80,348
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	CBK		110,800	(1,569)	(120)	(1,449)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	GLM		247,500	(3,503)	(267)	(3,236)
Pay	6-Month EUR-EURIBOR	2.500%	03/21/2022	UAG		168,300	(2,382)	(182)	(2,200)
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BPS		809,400	36,092	9,057	27,035
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	BRC		500,000	22,295	5,887	16,408
Pay	6-Month EUR-EURIBOR	3.000%	03/21/2022	DUB		804,700	35,882	8,876	27,006
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	BRC	GBP	152,800	5,536	2,722	2,814
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	GLM		191,600	6,941	1,344	5,597
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	HUS		1,218,200	44,135	14,008	30,127
Pay	6-Month GBP-LIBOR	3.000%	03/21/2022	UAG		157,000	5,688	1,827	3,861
Pay	6-Month GBP-LIBOR	3.250%	03/21/2022	BRC		200,000	14,148	6,263	7,885
Pay	6-Month GBP-LIBOR	3.250%	03/21/2022	HUS		565,000	39,969	12,425	27,544
Pay	6-Month GBP-LIBOR	3.250%	03/21/2022	UAG		235,000	16,624	5,367	11,257
Pay	6-Month GBP-LIBOR	2.500%	06/20/2022	BOA		250,000	(11,149)	(11,210)	61
Pay	6-Month GBP-LIBOR	2.500%	06/20/2022	BRC		500,000	(20,977)	(11,750)	(9,227)
Pay	6-Month GBP-LIBOR	2.500%	06/20/2022	MYC		750,000	(31,465)	(16,561)	(14,904)
Pay	6-Month GBP-LIBOR	3.500%	06/20/2042	HUS		500,000	11,250	19,775	(8,525)
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BRC	MXN	300,000	1,514	0	1,514
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	2,220	28	2,192
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BRC		1,565,679	7,350	756	6,594
Pay	28-Day MXN TIIE	5.600%	09/06/2016	HUS		2,475,000	(1,411)	279	(1,690)
Pay	28-Day MXN TIIE	5.600%	09/06/2016	MYC		2,098,700	(1,189)	852	(2,041)
Pay	28-Day MXN TIIE	6.350%	06/02/2021	MYC		770,500	(1,821)	179	(2,000)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	BRC		800,000	(606)	555	(1,161)
Pay	28-Day MXN TIIE	6.650%	06/02/2021	MYC		400,000	(303)	298	(601)

							$620,704	$365,928	$254,776

(p)	Purchased options outstanding on September 30, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
Call - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.250%	04/30/2012	$3,435,700	$13,558	$23,638

(q)	Written options outstanding on September 30, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CME 90-Day Eurodollar March Futures	$99.000	03/19/2012	33,197	$26,449	$(7,143)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount			Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	05/28/2013	$		3,725,700	$18,442	$(3,804)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.800%	07/11/2013			7,724,000	27,069	(27,701)
Put - OTC 1-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	0.400%	08/13/2012			7,246,000	9,310	(19,734)
Put - OTC 1-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.750%	07/11/2013			17,652,600	82,913	(28,862)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.650%	11/14/2011			3,251,600	6,666	(985)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.000%	11/19/2012			3,745,900	21,371	(4,636)
Put - OTC 1-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.800%	09/15/2014			10,000,000	59,889	(56,426)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.350%	02/13/2012			9,642,000	11,134	(25,316)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.000%	04/30/2012			6,871,400	13,743	(1,294)
Put - OTC 1-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.750%	11/19/2012			4,179,200	15,776	(2,461)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012			2,727,900	22,858	(1,846)
Put - OTC 2-Year Interest Rate Swap	BPS	3-Month USD-LIBOR	Pay	0.450%	02/13/2012			4,628,000	10,834	(21,523)
Put - OTC 2-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	2.250%	09/24/2012			270,100	1,840	(183)
Put - OTC 2-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.200%	07/11/2013			2,627,000	18,541	(19,904)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.740%	08/09/2012			1,000,000	3,675	(4,066)
Put - OTC 2-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	2.250%	09/24/2012			2,454,400	14,563	(1,661)
Put - OTC 2-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	0.600%	08/13/2012			4,880,000	17,774	(26,643)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	0.600%	08/13/2012			3,258,000	11,454	(17,788)
Put - OTC 2-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012			1,211,300	7,488	(820)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	0.600%	08/13/2012			1,000,000	4,470	(5,460)
Put - OTC 2-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.250%	09/24/2012			11,224,600	88,302	(7,596)
Put - OTC 2-Year Interest Rate Swap	UAG	3-Month USD-LIBOR	Pay	1.200%	07/11/2013			4,628,000	35,685	(35,065)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			3,564,800	36,619	(1,624)
Put - OTC 3-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			1,414,800	12,651	(645)
Put - OTC 3-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			2,883,600	31,346	(1,314)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012			1,572,700	16,326	(911)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			1,986,800	21,576	(905)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.000%	08/13/2012			6,170,000	41,223	(46,633)
Put - OTC 3-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			41,200	261	(19)
Put - OTC 3-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	0.700%	02/13/2012			4,628,000	24,128	(31,053)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			3,774,400	38,574	(1,720)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	2.750%	06/18/2012			2,034,000	19,933	(1,179)
Put - OTC 3-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.000%	06/18/2012			5,683,300	48,236	(2,589)
Put - OTC 5-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.250%	07/16/2012			1,915,300	47,353	(2,960)
Put - OTC 5-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	1.700%	08/13/2012			3,173,400	44,276	(42,430)
Put - OTC 5-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	1.700%	08/13/2012			3,258,000	53,122	(43,561)
Put - OTC 5-Year Interest Rate Swap	GLM	3-Month USD-LIBOR	Pay	1.700%	08/13/2012			892,200	16,216	(11,929)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.250%	07/16/2012			668,500	16,786	(1,033)
Put - OTC 5-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	1.700%	08/13/2012			5,501,100	78,758	(73,552)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012			750,000	4,662	(1)
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012			360,000	2,448	0
Put - OTC 10-Year Interest Rate Swap	BRC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016			1,250,000	13,437	(7,161)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	3.750%	11/14/2011			1,127,900	15,650	(9)
Put - OTC 10-Year Interest Rate Swap	CBK	3-Month USD-LIBOR	Pay	10.000%	01/13/2016			246,500	2,416	(1,412)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012			340,000	2,261	0
Put - OTC 10-Year Interest Rate Swap	FBF	3-Month USD-LIBOR	Pay	10.000%	07/10/2012			182,000	1,256	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	3.750%	10/11/2011			1,901,500	19,015	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	4.250%	10/11/2011			1,266,300	6,585	0
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012			1,995,300	12,243	(2)
Put - OTC 10-Year Interest Rate Swap	MYC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016			1,000,000	11,650	(5,729)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	3.750%	11/14/2011			1,258,300	17,427	(11)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	07/10/2012			719,000	4,889	(1)
Put - OTC 10-Year Interest Rate Swap	RYL	3-Month USD-LIBOR	Pay	10.000%	01/13/2016			1,753,500	20,516	(10,045)
Put - OTC 10-Year Interest Rate Swap	BRC	6-Month EUR-EURIBOR	Pay	10.000%	07/01/2014		EUR	81,000	619	(32)

									$1,186,255	$(602,234)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-16 5-Year Index	BOA	Buy	0.850%	12/21/2011	$1,440,600	$ 1,815	$(752)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.200%	12/21/2011	556,700	2,366	(7,778)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.800%	12/21/2011	1,102,900	5,554	(5,666)
Call - OTC CDX.IG-16 5-Year Index	BPS	Buy	0.850%	12/21/2011	2,648,500	2,962	(1,383)
Put - OTC CDX.IG-16 5-Year Index	BPS	Sell	1.200%	12/21/2011	629,500	2,707	(8,796)
Call - OTC CDX.IG-16 5-Year Index	DUB	Buy	0.820%	12/21/2011	640,700	881	(261)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.820%	12/21/2011	659,300	923	(269)
Call - OTC CDX.IG-16 5-Year Index	FBF	Buy	0.850%	12/21/2011	1,463,200	1,720	(764)
Call - OTC CDX.IG-16 5-Year Index	GST	Buy	0.850%	12/21/2011	172,300	138	(90)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.800%	12/21/2011	476,200	548	(163)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.840%	12/21/2011	761,300	952	(366)
Call - OTC CDX.IG-16 5-Year Index	JPM	Buy	0.850%	12/21/2011	194,800	199	(102)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.800%	12/21/2011	1,218,700	1,476	(417)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	0.850%	12/21/2011	620,400	621	(324)
Call - OTC CDX.IG-16 5-Year Index	MYC	Buy	1.000%	12/21/2011	1,196,500	2,605	(1,732)
Put - OTC CDX.IG-16 5-Year Index	MYC	Sell	1.500%	12/21/2011	1,196,500	9,239	(9,911)
Call - OTC CDX.IG-16 5-Year Index	UAG	Buy	0.850%	12/21/2011	329,800	371	(172)
Put - OTC CDX.IG-16 5-Year Index	UAG	Sell	1.200%	12/21/2011	189,800	892	(2,652)

						$ 35,969	$ (41,598)

Straddle Options
Description	Counterparty	Exercise Level(7)	Expiration Date	Notional Amount	Premium(7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GLM	0.000%	10/11/2011	$1,634,000	$8,628	$ (6,104)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	1,518,000	7,712	(5,671)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	10/11/2011	7,499,700	83,843	(76,179)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MYC	0.000%	11/14/2011	4,079,100	44,366	(42,425)

					$144,549	$ (130,379)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation - Floor Options
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CBK	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,757,700	$14,866	$(5,923)
Floor - OTC CPURNSA Index	CBK	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	4,179,400	37,277	(14,820)
Floor - OTC CPURNSA Index	CBK	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	483,000	6,231	(1,912)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	631,100	4,733	(3,478)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	486,300	4,766	(2,852)

						$ 67,873	$(28,985)

Transactions in written call and put options for the period ended September 30, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR	Premium
Balance at 03/31/2011	148,936	$90,627,900	EUR 81,000	$886,675
Sales	195,418	182,131,100	0	1,111,799
Closing Buys	(311,157)	(46,011,900)	0	(476,766)
Expirations	0	(420,500)	0	(2,024)
Exercised	0	(11,300,500)	0	(58,589)

Balance at 09/30/2011	33,197	$215,026,100	EUR 81,000	$1,461,095

(r)	Restricted securities as of September 30, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$57,000	$66,221	0.03%
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010- 11/29/2010	104,898	105,883	0.04%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	3,181	3,169	0.00%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	175	145	0.00%
Goldman Sachs Group, Inc.	2.045%	08/12/2015	12/01/2009	70,229	60,752	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	2,958	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	81	98	0.00%
Royal Bank of Scotland Group PLC	1.999%	03/30/2015	01/06/2011 - 07/05/2011	30,667	28,158	0.01%
Santander UK PLC	1.840%	08/28/2017	03/31/2011	87,729	83,558	0.04%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,114	9,437	0.00%

				$364,221	$360,379	0.15%

(s)	Short sales outstanding on September 30, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value(8)
Fannie Mae	3.500%	10/01/2041	$2,279,550	$2,309,057	$(2,344,020)
Fannie Mae	5.500%	10/01/2041	1,105,800	1,203,778	(1,200,139)
Fannie Mae	5.500%	11/01/2041	480,075	519,396	(520,132)
Freddie Mac	5.500%	10/01/2041	12,100	13,183	(13,088)
Freddie Mac	5.500%	11/01/2041	24,000	25,879	(25,917)
Ginnie Mae	6.000%	10/01/2041	2,300	2,584	(2,564)
U.S. Treasury Notes	1.000%	08/31/2016	420	421	(421)

				$4,074,291	$(4,106,281)

(8)	Market value includes $4 of interest payable on short sales.

(t)	Foreign currency contracts outstanding on September 30, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	984,837	10/2011	JPM	$13,903	$0	$13,903
Sell	BRL	832,981	11/2011	BRC	18,211	(318)	17,893
Sell		1,846,358	11/2011	HUS	85,740	(1,615)	84,125
Sell		879,401	11/2011	JPM	65,257	0	65,257
Sell		611,306	11/2011	MSC	12,354	(1,049)	11,305
Sell		2,079,309	11/2011	UAG	108,100	(1,927)	106,173
Sell	CAD	42,622	10/2011	DUB	730	0	730
Sell		609	10/2011	FBL	12	0	12
Sell		84,121	10/2011	UAG	1,630	0	1,630
Sell		88,000	11/2011	BRC	3,010	0	3,010
Sell		432,574	11/2011	CBK	6,906	0	6,906
Sell		285,894	11/2011	DUB	15,283	0	15,283
Sell		570,564	11/2011	GST	7,590	0	7,590
Sell		563,915	11/2011	JPM	27,184	0	27,184
Sell		1,562,823	11/2011	MSC	79,191	0	79,191
Sell		2,086,310	11/2011	RBC	97,766	0	97,766
Sell		71,923	11/2011	UAG	3,044	0	3,044
Sell	CHF	22,593	10/2011	CBK	3,839	0	3,839
Sell		105,127	10/2011	FBL	17,866	0	17,866
Sell		32,667	10/2011	RBC	5,546	0	5,546
Sell		23,552	10/2011	RYL	3,992	0	3,992
Buy		39,715	10/2011	UAG	0	(964)	(964)
Buy	CNY	115,904	11/2011	BRC	166	0	166
Buy		1,131,130	11/2011	CBK	2,220	(4)	2,216
Buy		85,350	11/2011	HUS	57	0	57
Buy		679,898	11/2011	JPM	1,151	0	1,151
Buy		48,570	11/2011	RYL	91	0	91
Buy		55,863	02/2012	BRC	0	(12)	(12)
Buy		359,078	02/2012	CBK	390	0	390
Buy		1,052,508	02/2012	HUS	637	(23)	614
Buy		508,661	02/2012	JPM	181	(72)	109
Buy		200,000	02/2012	SOG	277	0	277
Buy		1,205,010	06/2012	BRC	131	(276)	(145)
Buy		1,661,984	06/2012	CBK	0	(1,504)	(1,504)
Buy		1,316,681	06/2012	DUB	0	(2,508)	(2,508)
Buy		404,910	06/2012	GST	0	(233)	(233)

Buy		5,683,133	06/2012	HUS	160	(3,376)	(3,216)
Sell		411,398	06/2012	HUS	665	0	665
Buy		5,936,763	06/2012	JPM	455	(4,761)	(4,306)
Buy		1,537,909	06/2012	MSC	11	(558)	(547)
Buy		1,064,690	06/2012	RYL	53	(73)	(20)
Buy		1,462,000	06/2012	SOG	0	(1,739)	(1,739)
Buy		170,562	02/2013	CBK	0	(331)	(331)
Buy		573,579	02/2013	GST	0	(1,677)	(1,677)
Buy		150,000	02/2013	JPM	0	(471)	(471)
Buy		406,493	02/2013	UAG	0	(1,168)	(1,168)
Buy		61,799	08/2013	GST	0	(305)	(305)
Buy		66,994	04/2014	JPM	0	(477)	(477)
Buy		217,371	04/2014	RYL	0	(1,609)	(1,609)
Buy	EUR	99,822	10/2011	BOA	0	(8,790)	(8,790)
Sell		109,137	10/2011	BPS	5,604	0	5,604
Buy		383,794	10/2011	BRC	0	(38,855)	(38,855)
Sell		2,843,585	10/2011	BRC	187,773	0	187,773
Buy		140,940	10/2011	CBK	0	(6,882)	(6,882)
Sell		3,882,465	10/2011	CBK	265,560	0	265,560
Buy		70,689	10/2011	DUB	0	(7,333)	(7,333)
Sell		3,634,834	10/2011	DUB	289,403	0	289,403
Buy		254,141	10/2011	FBL	0	(18,313)	(18,313)
Sell		274,081	10/2011	FBL	15,527	0	15,527
Sell		185,521	10/2011	GST	6,253	0	6,253
Buy		17,818	10/2011	HUS	0	(1,788)	(1,788)
Buy		133,056	10/2011	JPM	0	(12,113)	(12,113)
Sell		340,897	10/2011	JPM	17,301	0	17,301
Sell		889,483	10/2011	MSC	47,943	0	47,943
Buy		251,629	10/2011	RBC	0	(23,195)	(23,195)
Sell		86,126	10/2011	RBC	2,409	0	2,409
Buy		87,918	10/2011	RYL	0	(7,230)	(7,230)
Sell		59,405	10/2011	RYL	4,780	0	4,780
Buy		17,452	10/2011	UAG	0	(1,508)	(1,508)
Sell		3,117	10/2011	UAG	318	0	318
Sell		40,700	11/2011	JPM	828	0	828
Sell	GBP	650,013	10/2011	JPM	27,113	0	27,113
Buy		5,544	10/2011	RBC	0	(13)	(13)
Sell		549,881	10/2011	RBC	22,940	0	22,940
Buy		6,963	11/2011	JPM	0	(29)	(29)
Buy		28,153	12/2011	CBK	4	(100)	(96)
Sell		6,618	12/2011	CBK	286	0	286
Buy		3,998	12/2011	GST	32	0	32
Sell		575,203	12/2011	JPM	20,570	0	20,570
Buy		6,472	12/2011	MSC	0	(49)	(49)
Sell		5,544	12/2011	RBC	13	0	13
Sell		665,271	12/2011	UAG	24,783	0	24,783
Sell	HKD	426,528	12/2011	DUB	0	(32)	(32)
Sell	IDR	1,214,880,000	10/2011	BRC	2,177	(140)	2,037
Buy		328,464,700	10/2011	CBK	99	0	99
Sell		961,911,080	10/2011	CBK	732	0	732
Buy		3,320,997,225	10/2011	DUB	479	(18,655)	(18,176)
Sell		1,336,750,000	10/2011	DUB	5,239	0	5,239
Sell		1,901,404,000	10/2011	HUS	2,291	0	2,291
Buy		323,962,757	10/2011	JPM	0	(2,587)	(2,587)
Sell		1,548,400,000	10/2011	JPM	2,746	(428)	2,318
Buy		1,796,589,481	10/2011	RYL	450	(574)	(124)
Sell		737,741,000	10/2011	UAG	2,308	0	2,308
Buy		282,394,247	01/2012	BOA	0	(1,423)	(1,423)
Buy		570,606,523	01/2012	CBK	0	(2,915)	(2,915)
Buy		137,784,000	01/2012	DUB	0	(1,410)	(1,410)
Buy		141,040,000	01/2012	HUS	0	(1,294)	(1,294)
Buy		704,009,859	01/2012	JPM	0	(4,986)	(4,986)
Buy		53,457,179	01/2012	UAG	0	(473)	(473)
Buy		3,592,626,112	07/2012	HUS	0	(33,798)	(33,798)
Buy	INR	6,067,042	11/2011	BRC	0	(10,307)	(10,307)
Sell		5,696,604	11/2011	BRC	4,481	0	4,481
Buy		6,812,046	11/2011	CBK	0	(15,828)	(15,828)
Sell		5,086,371	11/2011	CBK	2,449	0	2,449
Buy		3,135,280	11/2011	DUB	0	(7,151)	(7,151)
Sell		1,377,120	11/2011	GST	816	0	816
Buy		7,200,000	11/2011	HUS	0	(11,593)	(11,593)
Sell		2,020,612	11/2011	HUS	1,180	0	1,180
Buy		5,894,312	11/2011	JPM	0	(10,119)	(10,119)
Sell		6,079,875	11/2011	JPM	2,776	0	2,776

Sell		2,426,000	11/2011	MSC	1,230	0	1,230
Buy		2,500,000	07/2012	BRC	0	(4,487)	(4,487)
Buy		8,500,000	07/2012	CBK	0	(17,982)	(17,982)
Buy		3,562,653	07/2012	JPM	0	(6,501)	(6,501)
Buy		2,222,291	07/2012	UAG	0	(4,282)	(4,282)
Sell	JPY	62,055,000	10/2011	BOA	0	(20,256)	(20,256)
Buy		68,550,000	10/2011	BPS	8,415	0	8,415
Sell		69,846,011	10/2011	BRC	0	(10,861)	(10,861)
Buy		7,333,125	10/2011	CBK	416	(648)	(232)
Sell		441,382,731	10/2011	CBK	0	(209,406)	(209,406)
Sell		284,437,400	10/2011	DUB	0	(124,163)	(124,163)
Buy		5,548,895	10/2011	FBL	0	(599)	(599)
Sell		4,834,376	10/2011	FBL	0	(1,299)	(1,299)
Sell		250,626,183	10/2011	JPM	115	(76,031)	(75,916)
Buy		51,352	10/2011	RBC	0	(4)	(4)
Sell		2,048,779	10/2011	RBC	166	0	166
Sell		215,463,290	10/2011	UAG	26	(77,890)	(77,864)
Sell		7,921,000	11/2011	BOA	0	(125)	(125)
Sell		45,854,000	11/2011	BRC	2,172	(156)	2,016
Sell		279,905,000	11/2011	CBK	5,491	(3,595)	1,896
Sell		129,668,000	11/2011	DUB	7,457	(345)	7,112
Sell		157,940,000	11/2011	JPM	10,109	0	10,109
Sell		12,672,000	11/2011	UAG	0	(125)	(125)
Buy	KRW	23,029,832	11/2011	CBK	0	(1,761)	(1,761)
Sell		48,928,950	11/2011	CBK	3,124	0	3,124
Buy		273,973,405	11/2011	DUB	0	(29,892)	(29,892)
Sell		1,253,263,244	11/2011	FBL	58,743	0	58,743
Buy		1,089,358,886	11/2011	JPM	0	(106,546)	(106,546)
Sell		600,792,950	11/2011	JPM	21,160	0	21,160
Sell		84,197,305	11/2011	MSC	3,388	0	3,388
Sell		139,209,480	11/2011	UAG	4,818	0	4,818
Buy		1,342,771,320	02/2012	UAG	0	(140,096)	(140,096)
Buy	MXN	3,721,812	11/2011	BRC	0	(41,901)	(41,901)
Sell		1,674,062	11/2011	BRC	4,817	0	4,817
Buy		8,582,832	11/2011	CBK	0	(99,848)	(99,848)
Sell		545,504	11/2011	CBK	2,221	0	2,221
Buy		4,861	11/2011	DUB	0	(64)	(64)
Buy		11,504,549	11/2011	HUS	0	(132,773)	(132,773)
Sell		6,714,109	11/2011	HUS	28,928	(150)	28,778
Buy		103,178	11/2011	JPM	0	(1,129)	(1,129)
Sell		1,018,788	11/2011	JPM	1,860	0	1,860
Buy		5,392,528	11/2011	MSC	0	(67,236)	(67,236)
Sell		5,645,386	11/2011	MSC	13,945	(33)	13,912
Buy		3,429,716	11/2011	UAG	0	(38,903)	(38,903)
Sell		13,400,218	11/2011	UAG	26,994	(302)	26,692
Buy	MYR	234,977	11/2011	BRC	0	(6,536)	(6,536)
Sell		619,009	11/2011	BRC	5,225	0	5,225
Sell		135,538	11/2011	CBK	422	0	422
Sell		49,651	11/2011	HUS	285	0	285
Sell		63,301	11/2011	JPM	748	0	748
Buy		434,998	04/2012	CBK	0	(12,419)	(12,419)
Buy		368,285	04/2012	DUB	0	(9,994)	(9,994)
Buy		286,067	04/2012	JPM	0	(6,095)	(6,095)
Buy		210,300	04/2012	UAG	0	(4,390)	(4,390)
Buy	PHP	3,379,647	11/2011	BRC	718	0	718
Sell		9,662,050	11/2011	BRC	378	(176)	202
Buy		8,994,336	11/2011	CBK	828	(1,257)	(429)
Sell		29,010,224	11/2011	CBK	5,129	(71)	5,058
Buy		1,356,740	11/2011	DUB	64	0	64
Buy		1,313,208	11/2011	GST	0	(26)	(26)
Sell		2,033,766	11/2011	HUS	235	0	235
Buy		4,031,282	11/2011	JPM	412	(506)	(94)
Sell		3,710,726	11/2011	JPM	362	(26)	336
Sell		1,543,500	03/2012	BRC	13	0	13
Buy		19,073,909	03/2012	CBK	0	(6,056)	(6,056)
Buy		2,543,669	03/2012	HUS	0	(799)	(799)
Buy		18,086,543	03/2012	JPM	0	(5,404)	(5,404)
Sell		2,330,764	03/2012	JPM	367	0	367
Buy		1,393,746	03/2012	MSC	0	(414)	(414)
Buy	SEK	1,530	10/2011	UAG	0	(5)	(5)
Buy	SGD	350,000	12/2011	BPS	0	(22,325)	(22,325)
Sell		53,412	12/2011	BRC	1,957	0	1,957
Buy		228,801	12/2011	CBK	0	(11,682)	(11,682)
Sell		171,234	12/2011	CBK	3,061	0	3,061

Buy		48,668	12/2011	DUB	0	(3,176)	(3,176)
Sell		156,596	12/2011	DUB	5,254	0	5,254
Sell		19,177	12/2011	FBL	736	0	736
Sell		22,891	12/2011	GST	896	0	896
Sell		145,213	12/2011	HUS	3,658	0	3,658
Buy		89,819	12/2011	JPM	0	(5,814)	(5,814)
Sell		124,770	12/2011	JPM	4,591	0	4,591
Buy		200,000	12/2011	MSC	0	(12,757)	(12,757)
Buy		352,121	12/2011	RYL	0	(22,086)	(22,086)
Buy		712,281	12/2011	UAG	0	(45,949)	(45,949)
Sell		609,616	12/2011	UAG	14,839	0	14,839
Sell	TRY	49,015	10/2011	BRC	253	0	253
Buy		155,913	10/2011	CBK	0	(10,853)	(10,853)
Sell		46,286	10/2011	CBK	186	0	186
Sell		49,216	10/2011	DUB	915	0	915
Sell		407,919	10/2011	HUS	6,213	0	6,213
Buy		650,782	10/2011	JPM	0	(39,293)	(39,293)
Sell		314,153	10/2011	JPM	3,982	0	3,982
Sell		92,642	10/2011	MSC	334	0	334
Buy		482,940	10/2011	UAG	0	(30,887)	(30,887)
Sell		30,920	10/2011	UAG	624	0	624
Buy	TWD	889,949	01/2012	BRC	0	(1,945)	(1,945)
Buy		2,000,000	01/2012	CBK	0	(4,282)	(4,282)
Buy		440,000	01/2012	GST	0	(942)	(942)
Buy		430,000	01/2012	HUS	0	(918)	(918)
Sell		2,234,250	01/2012	HUS	1,894	0	1,894
Buy		121,567	01/2012	JPM	0	(256)	(256)
Buy		600,000	01/2012	RYL	0	(1,292)	(1,292)
Sell	ZAR	240,471	10/2011	BRC	1,287	(364)	923
Buy		971,743	10/2011	DUB	0	(19,627)	(19,627)
Buy		1,567,075	10/2011	HUS	0	(34,597)	(34,597)
Sell		1,952,730	10/2011	HUS	14,212	0	14,212
Sell		1,600,807	10/2011	JPM	8,806	(1,363)	7,443
Buy		1,078,969	10/2011	RYL	0	(21,637)	(21,637)
Buy		1,865,087	10/2011	UAG	0	(43,275)	(43,275)
Sell		767,703	10/2011	UAG	5,257	0	5,257
Buy		481,112	01/2012	JPM	0	(7,305)	(7,305)

					$1,851,198	$(1,893,149)	$(41,951)

(u)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of September 30, 2011 in valuing the Fund’s assets and liabilities(2):

Category and Subcategory(3)	Level 1(4)	Level 2(5)	Level 3(6)	Fair Value at 09/30/2011
Investments, at value
Bank Loan Obligations	$0	$1,219,251	$137,296	$1,356,547
Corporate Bonds & Notes
Banking & Finance	26,769	56,553,993	96,618	56,677,380
Industrials	0	11,725,720	143,863	11,869,583
Utilities	0	4,537,127	1,057	4,538,184
Convertible Bonds & Notes
Banking & Finance	0	33,504	0	33,504
Industrials	0	172,699	0	172,699
Municipal Bonds & Notes
Alabama	0	1,219	0	1,219
Arizona	0	33,607	0	33,607
Arkansas	0	1,305	0	1,305
California	0	3,964,851	0	3,964,851
Colorado	0	59,652	0	59,652
Connecticut	0	180	0	180
District of Columbia	0	120,304	0	120,304
Florida	0	102,903	0	102,903
Georgia	0	122,782	0	122,782
Illinois	0	1,420,139	0	1,420,139
Indiana	0	67,282	0	67,282
Iowa	0	81,947	0	81,947
Kansas	0	403	0	403
Louisiana	0	109,234	0	109,234
Massachusetts	0	90,918	0	90,918
Michigan	0	62,863	0	62,863
Minnesota	0	1,151	0	1,151
Mississippi	0	11,635	0	11,635
Missouri	0	1,871	0	1,871

Nebraska	0	52,953	0	52,953
Nevada	0	413,986	0	413,986
New Jersey	0	495,606	0	495,606
New York	0	1,376,546	0	1,376,546
North Carolina	0	49,871	0	49,871
North Dakota	0	5,205	0	5,205
Ohio	0	828,838	80,923	909,761
Oregon	0	37,497	0	37,497
Pennsylvania	0	121,037	0	121,037
Puerto Rico	0	12,594	0	12,594
Rhode Island	0	7,186	0	7,186
South Carolina	0	374	0	374
South Dakota	0	1,516	0	1,516
Tennessee	0	1,248	0	1,248
Texas	0	509,008	0	509,008
Utah	0	7,406	0	7,406
Virginia	0	6,640	0	6,640
Washington	0	40,503	0	40,503
West Virginia	0	120,042	0	120,042
Wisconsin	0	2,504	0	2,504
U.S. Government Agencies	5,727	86,314,575	191,569	86,511,871
U.S. Treasury Obligations	0	36,217,127	0	36,217,127
Mortgage-Backed Securities	0	15,462,276	418,188	15,880,464
Asset-Backed Securities	0	3,607,289	377,842	3,985,131
Sovereign Issues	0	22,721,152	0	22,721,152
Convertible Preferred Securities
Industrials	0	0	3,491	3,491
Utilities	16,143	0	0	16,143
Preferred Securities
Banking & Finance	121,418	27,710	0	149,128
Short-Term Instruments
Certificates of Deposit	0	994,286	0	994,286
Commercial Paper	0	1,207,465	0	1,207,465
Repurchase Agreements	0	156,041	0	156,041
Short-Term Notes	0	172,664	0	172,664
Japan Treasury Bills	0	24,095,276	0	24,095,276
Mexico Treasury Bills	0	230,792	0	230,792
U.S. Treasury Bills	0	777,443	0	777,443
PIMCO Short-Term Floating NAV Portfolio	42,711,073	0	0	42,711,073
Purchased Options
Interest Rate Contracts	0	23,638	0	23,638

	$42,881,130	$276,594,834	$1,450,847	$320,926,811

Short Sales, at value	$0	$(4,106,281)	$0	$(4,106,281)

Financial Derivative Instruments(7) - Assets
Credit Contracts	0	135,581	0	135,581
Foreign Exchange Contracts	0	1,851,198	0	1,851,198
Interest Rate Contracts	1,246,094	2,113,414	61	3,359,569

	$1,246,094	$4,100,193	$61	$5,346,348
Financial Derivative Instruments(7) - Liabilities
Credit Contracts	0	(1,223,654)	0	(1,223,654)
Foreign Exchange Contracts	0	(1,897,519)	0	(1,897,519)
Interest Rate Contracts	(11,227)	(2,561,747)	(159,364)	(2,732,338)

	$(11,227)	$(5,682,920)	$(159,364)	$(5,853,511)

Totals	$44,115,997	$270,905,826	$1,291,544	$316,313,367

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2011:

Category and Subcategory(3)	Beginning Balance at 03/31/2011	Net Purchases(8)	Net Sales(8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2011(9)
Investments, at value
Bank Loan Obligations	$44,644	$93,127	$0	$22	$0	$(497)	$0	$0	$137,296	$(497)
Corporate Bonds & Notes
Banking & Finance	239,637	14,313	(90,810)	(12)	4,075	(16,438)	0	(54,147)	96,618	649
Industrials	182,410	0	(30,995)	(225)	(139)	(6,126)	0	(1,062)	143,863	(5,375)
Utilities	1,223	0	(125)	1	2	(44)	0	0	1,057	(39)
Municipal Bonds & Notes
Ohio	0	81,127	0	47	0	(251)	0	0	80,923	(252)
U.S. Government Agencies	138,153	75,876	(31,232)	(879)	(105)	3,051	6,705	0	191,569	2,682
Mortgage-Backed Securities	70,004	359,996	(11,003)	278	1,041	(3,807)	53,532	(51,853)	418,188	(4,879)
Asset-Backed Securities	841,062	215,851	(121,958)	1,458	3,860	(29,930)	0	(532,501)	377,842	(9,380)
Sovereign Issues	549,754	0	(550,868)	14	0	1,100	0	0	0	0
Convertible Preferred Securities
Industrials	0	0	0	0	0	3,491	0	0	3,491	3,491

	$2,066,887	$840,290	$(836,991)	$704	$8,734	$(49,451)	$60,237	$(639,563)	$1,450,847	$(13,600)
Financial Derivative Instruments(7) - Assets
Interest Rate Contracts	$0	$0	$0	$0	$0	$61	$0	$0	$61	$61

Financial Derivative Instruments(7) - Liabilities
Interest Rate Contracts	$(275,943)	$0	$0	$0	$0	$116,579	$0	$0	$(159,364)	$116,579

Totals	$1,790,944	$840,290	$(836,991)	$704	$8,734	$67,189	$60,237	$(639,563)	$1,291,544	$103,040

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into or out of level 1, 2, and 3 during the period ended September 30, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial Derivative Instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 09/30/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(v)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$23,638	$23,638
Variation margin receivable on financial derivative instruments(2)	0	0	0	0	5,928	5,928
Unrealized appreciation on foreign currency contracts	0	0	0	1,851,198	0	1,851,198
Unrealized appreciation on OTC swap agreements	0	135,581	0	0	2,073,536	2,209,117

	$0	$135,581	$0	$1,851,198	$2,103,102	$4,089,881

Liabilities:
Written options outstanding	$0	$41,598	$0	$0	$768,741	$810,339
Variation margin payable on financial derivative instruments(2)	0	0	0	0	143,695	143,695
Unrealized depreciation on foreign currency contracts	0	0	0	1,893,149	0	1,893,149
Unrealized depreciation on OTC swap agreements	0	1,182,056	0	4,370	1,818,760	3,005,186

	$0	$1,223,654	$0	$1,897,519	$2,731,196	$5,852,369

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended September 30, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$(68,547)	$285,657	$9,516	$5,744	$(2,987,390)	$(2,755,020)
Net realized (loss) on foreign currency transactions	0	0	0	(509,722)	0	(509,722)

	$(68,547)	$285,657	$9,516	$(503,978)	$(2,987,390)	$(3,264,742)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$10,079	$10,079
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(1,469,523)	0	(20,475)	2,384,134	894,136
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(80,266)	0	(80,266)

	$0	$(1,469,523)	$0	$(100,741)	$2,394,213	$823,949

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $1,234,867 and open centrally cleared swaps cumulative appreciation/(depreciation) of $(93,671) as reported in the Notes to Schedule of Investments.

(w)	Collateral (Received)/Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures(1)
BOA	$(36,352)	$31,798	$(4,554)
BPS	6,844	9,339	16,183
BRC	474,531	(327,270)	147,261
CBK	(704,799)	791,540	86,741
DUB	(105,754)	162,375	56,621
FBF	(49,713)	44,653	(5,060)
FBL	72,673	(56,060)	16,613
GLM	204,961	(39,690)	165,271
GST	(114,925)	116,133	1,208
HUS	18,265	1,100	19,365
JPM	(360,706)	388,380	27,674
MSC	76,300	(60,745)	15,555
MYC	311,349	(294,145)	17,204
RBC	130,493	(104,470)	26,023
RYL	(588,326)	586,695	(1,631)
SOG	(20,478)	17,906	(2,572)
UAG	(236,577)	583,393	346,816

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: December 7, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: December 7, 2011